UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-08090

                           Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

                         Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                             Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code:  (260) 455-2000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not Applicable.

Lincoln Variable Insurance Products Trust:

Lincoln iShares® Allocation Funds:

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® U.S. Moderate Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

LVIP Aggressive Growth Allocation Managed Risk Funds

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP American Allocation Funds:

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Funds:

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Advantage Allocation Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Global Real Estate Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Mid Cap Value Fund (formerly LVIP Delaware Special Opportunities Fund)

LVIP Delaware Social Awareness Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional/Vanguard Allocation Funds:

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Government Money Market Fund

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP SSGA Allocation Funds:

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Funds:

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Small/Mid-Cap 200 Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price Target Maturity Funds:

LVIP T. Rowe Price 2010 Fund

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price 2060 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington Mid-Cap Value Fund

LVIP Western Asset Core Bond Fund

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

2020 was a year of surprises and uncertainty as the spread of the global pandemic led to the sharpest – but shortest – US recession in modern history. In response, the size and speed of the comprehensive government stimulus was unprecedented as the Federal Reserve Board lowered interest rates to zero, expanded their bond buying, and for the first time ever, purchased corporate debt to calm markets. This monetary stimulus was matched by a historic amount of fiscal stimulus, which provided relief to individuals and small businesses negatively impacted by the pandemic. In turn, after experiencing the single most volatile period in history, equity markets rebounded with the strongest rally out of a bear market since 1932.

As we reflect more deeply on the underlying market drivers throughout the year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500 declined 35% from February 19th through March 23rd, with the VIX rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500 to finish the year at a record high.

Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.

Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.

As we move into 2021, we believe that three key macro themes are front and center:

The virus - in the early part of 2021 market practitioners expect the pace of the economic recovery to slow before it gets better, as virus case counts are elevated in the winter months and fiscal support from the earlier stimulus subsides. The good news is that the potential for broad-scale distribution of vaccinations is moving forward, and the economy is positioned to reaccelerate in the spring of 2021.

A new government administration - while there will likely be plusses and minuses for the market and the economy over the next few years, the market is anticipating some early positives in the form of fiscal stimulus. President Biden’s fiscal stimulus plan calls for additional direct stimulus payments to individuals, extension of unemployment benefits, as well as state fiscal aid, and new funds for schools and public health funding. On the heels of the proposed plans, we’ve seen leading economists now forecasting 2021 GDP to be over 6.6% and for the unemployment rate to come back down to nearly 4.5%. We believe that this would be great news and very supportive for markets. On the flip side, longer term, the market is certainly keeping an eye on historically elevated equity valuations the potential for higher tax rates.

Monetary policy and the potential return of inflation - Monetary policy is anticipated to remain accommodative, as the Fed waits to see a more sustainable inflationary backdrop, rather than risk pre-emptive tightening and the potential for policy error in the early stages of recovery. And, while it’s unlikely central banks will let bond yields rise too far, there is room for long rates to move higher, as confidence in a sustained recovery grows and pricing pressures create more uncertainty around inflation.

Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of equity, fixed income, passive, rules based and traditional actively managed investment options that can help you achieve your unique objectives.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2021.

Sincerely,

Jayson R. Bronchetti

President, Lincoln Variable Insurance Products Trust

Lincoln iShares® Allocation Funds
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

Lincoln iShares® Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln iShares® Allocation Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
The Lincoln iShares® Fixed Income Allocation Fund returned 7.85% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Lincoln iShares Fixed Income Allocation Composite1, returned 7.51% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
The Lincoln iShares® Global Growth Allocation Fund returned 13.30% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Lincoln iShares Global Growth Allocation Composite3, returned 15.89% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)4, returned 16.25%.
The Lincoln iShares® U.S. Moderate Allocation Fund returned 12.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Lincoln iShares U.S. Moderate Allocation Composite5, returned 17.02% and its broad-based benchmark index, the Russell 1000® Index6, returned 20.96%.
Lincoln iShares Fixed Income Allocation Fund
The aging economic cycle at the beginning of the year was very quickly corrected – and sharply, in a globally coordinated fashion as COVID-19 hit, and quickly overturned markets, especially in fixed income. With rates already low, policymakers quickly moved back to the zero lower bound in the US and to record lows across the globe to support their economies.
Credit spreads blew out (with high yield hitting wides as high as 1100bps) as the prospect of lockdowns seized potential revenue generation to a halt and left large obligations with uncertainty about the future and a return to normal. The US Federal Reserve (the Fed) moved quickly and decisively in this period, launching another round of quantitative easing (QE), and multiple offshoots to combat any signs of liquidity stress in credit, municipal and money markets. The ongoing tale of stimulus (both fiscal and additional monetary) together with stuttering re-openings (and closures) detailed the performance for risky assets in an election year – where traditionally capital moves to the sidelines as the political calendar plays out. In the final quarter, the delivery of a vaccine and Democratic (light) bluewave in government fueled assets through the prospect of additional stimulus and a return to normality.
Against this backdrop the fixed income Fund underperformed its benchmark, driven by the early year moves lower in rates following the outbreak of COVID-19 and the extremely large and broad monetary (and fiscal) policy response that served to very quickly return credit spreads to tight overall levels from disastrous wides at the end of Q1. High yield bonds benefitted enormously from the Fed’s push into the fallen angel space, and together with outsized buying in the short duration investment grade market and muni markets – avoided any broader contagion in the fixed income universe. With a pancake flat curve (2s10s running in the 50bps range at the low), the risk per unit of duration for moving further out the curve meant we took a shorter view on duration to the benchmark. This coupled with elevated risks more generally led to barbelling this view with long duration treasury bonds as a ballast.
We enter 2021 with a very bullish view of the world, and although we expect the rich valuations at the opening of the year may correct with uncertainty around vaccine deployment and the details of future stimulus, we believe the loose policy environment and potential for sharp rebounds in consumer and manufacturing confidence and activity will power risky assets through the year.
Lincoln iShares U.S Moderate Allocation Fund
The performance of US equities ended 2020 with returns above average annual performance, despite one of the sharpest drawdowns in history in Q1. Additionally, US equities beat election year average returns, despite high levels of uncertainty in the run up to November. All of this is a testament to the record levels of policy stimulus thrown at markets to stem the hits to economic activity and everyday life since the on set of COVID-19.
Once again, large-cap stocks outperformed mid- and small-cap stocks. The momentum factor outperformed – illustrating the speed of the recovery after the initial virus hit, underlining pre-COVID winners as the big winners in the post-COVID environment thus far, with the information technology sector leading the charge. With the election’s removal of uncertainty, the tilt toward risk assets at the end of 2020 was largely based on the prospect of additional stimulus following the assumption of office of a new government and Congress.
The aging economic cycle at the beginning of the year quickly corrected – and sharply, in a globally coordinated fashion as COVID-19 hit, overturning markets, especially in fixed income. With rates already low, policymakers quickly moved back to the zero lower bound in the US and to record lows across the globe to support their economies. Credit spreads blew out (with high yield hitting wides as high as 1100bps) as the prospect of lockdowns seized potential revenue generation to a halt and left large obligations with uncertainty about the future and a return to normal. The US Federal Reserve (the Fed) moved quickly and decisively in this period, launching another round of quantitative easing (QE), and multiple offshoots to combat any signs of liquidity stress in credit, municipal and money markets. The ongoing tale of stimulus (both fiscal and additional monetary) together with stuttering re-openings (and closures) detailed the performance for risky assets in an election year – where traditionally capital moves to the sidelines as the political calendar plays out. In the final quarter, the delivery of a vaccine and Democratic (light) blue wave in government fueled assets through the prospect of additional stimulus and a return to normality.
Against this backdrop the Fund underperformed its benchmark, driven almost entirely by selection away from the large and mega cap space, and factor selection in equities, and then in fixed income having an overweight to longer duration rates. Large cap equities (S&P 500) had a 18.4% return this year, which was nearly 5% more than mid cap equities (S&P 400) and more than 7% above small cap equities

Lincoln iShares® Allocation Funds–1

Lincoln iShares® Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
(S&P 600). The momentum factor returned 29.9% this year, beating large caps and all the other factors, however minimum volatility returned only 5.6%.
Lincoln iShares Global Growth Allocation Fund
The global pandemic hit was disruptive to global markets simultaneously worldwide. Global policy makers moved fast in fiscal and monetary policy terms, limiting some damage from the mobility restrictions most of the global population struggled under in the first half of the year. An uneven approach to virus mitigation and social freedoms led to some parts of the globe (APAC) recovering faster than the Western Hemisphere. Much of this explains the strong year for emerging markets, especially relative to developed markets.
The performance of US equities ended 2020 with returns above average annual performance, despite one of the sharpest drawdowns in history in Q1. Additionally, US equities beat election year average returns, despite high uncertainty in the run up to November. All of this is a testament to the record levels of policy stimulus thrown at markets to stem the hits to economic activity and everyday life since the onset of COVID-19. Once again, large-cap stocks outperformed mid- and small-cap stocks. The momentum factor outperformed – illustrating the speed of the recovery after the initial virus hit, underlining pre-COVID winners as the big winners in the post-COVID environment thus far, with the information technology sector leading the charge. With the election’s removal of uncertainty, the tilt toward risk assets at the end of 2020 was based on the prospect of additional stimulus following the assumption of office of a new government.
The aging economic cycle at the beginning of the year quickly corrected – and sharply, in a globally coordinated fashion as COVID-19 hit, overturning markets, especially in fixed income. With rates already low, policymakers moved back to zero lower bounds in the US and record lows across the globe to support economies. Credit spreads blew out (high yield hitting wides near 1100bps) and the US Federal Reserve (the Fed) launched another round of quantitative easing (QE), and multiple off shoots to combat any signs of liquidity stress in markets. In the Q4, the delivery of a vaccine and Democratic (light) blue wave in fueled assets through the prospect of additional stimulus.
Against this backdrop the Fund underperformed its benchmark, driven almost entirely by selection away from the US large and mega cap space, and factor selection in equities, and then in fixed income having an overweight to longer duration rates. Large cap US equities(S&P 500) had a 18.4% return this year, which was nearly 5% more than mid cap equities(S&P 400) and more than 7% above small cap equities (S&P 600), and 60bps above EM equities and 10% above DM Equities. The momentum factor returned 29.9% this year, beating large caps and all the other factors, however minimum volatility returned only 5.6%.
Portfolio Managers:
BlackRock Investment Management LLC:	Michael Gates
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Lincoln iShares® Fixed Income Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Fixed Income Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value would have increased to $12,192 for the Standard Class shares. For comparison, look at how the Lincoln iShares Fixed Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 2/1/17 through 12/31/20. The same $10,000 investment would have increased to $12,080 and $12,080, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 7.85%
Inception (2/1/17)	+ 5.19%

Lincoln iShares® Allocation Funds–2

Lincoln iShares® Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
Lincoln iShares® Global Growth Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Global Growth Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value would have increased to $14,882 for the Standard Class shares. For comparison, look at how the Lincoln iShares Global Growth Allocation Composite and MSCI All Country World Index (net dividends) did from 2/1/17 through 12/31/20. The same $10,000 investment would have increased to $15,355 and $16,088, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.30%
Inception (2/1/17)	+ 10.69%
Lincoln iShares® U.S. Moderate Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® U.S. Moderate Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value would have increased to $14,739 for the Standard Class shares. For comparison, look at how the Lincoln iShares U.S. Moderate Allocation Composite and Russell 1000® Index did from 2/1/17 through 12/31/20. The same $10,000 investment would have increased to $15,702 and $18,057, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 12.16%
Inception (2/1/17)	+ 10.42%
1. The Lincoln iShares Fixed Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Fixed Income Allocation Composite is constructed as follows: 100% Bloomberg Barclays U.S. Aggregate Bond TR USD.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Lincoln iShares Global Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Global Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond TR USD, 49% MSCI ACWI NR USD and 21% MSCI USA NR USD.

Lincoln iShares® Allocation Funds–3

Lincoln iShares® Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
4. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.
5. The Lincoln iShares U.S. Moderate Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares U.S. Moderate Allocation Composite is constructed as follows: 40% Barclays U.S. Aggregate Bond TR USD and 60% Russell 1000 TR USD.
6. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Lincoln iShares® Allocation Funds–4

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln iShares® Fixed Income Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,008.40	0.15%	$0.76
Hypothetical
Standard Class Shares	$1,000.00	$1,024.40	0.15%	$0.76
Lincoln iShares® Global Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,175.40	0.20%	$1.09
Hypothetical
Standard Class Shares	$1,000.00	$1,024.10	0.20%	$1.02
Lincoln iShares® U.S. Moderate Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,148.30	0.19%	$1.03
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.19%	$0.97

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Lincoln iShares® Allocation Funds–5

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln iShares® Allocation Funds–6

Lincoln iShares® Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Lincoln iShares® Fixed Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	109.22%
Fixed Income Funds	109.06%
Money Market Fund	0.16%
Total Investments	109.22%
Liabilities Net of Receivables and Other Assets	(9.22%)
Total Net Assets	100.00%
Lincoln iShares® Global Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	101.98%
Equity Funds	53.34%
Fixed Income Funds	27.46%
International Equity Funds	21.05%
Money Market Fund	0.13%
Total Investments	101.98%
Liabilities Net of Receivables and Other Assets	(1.98%)
Total Net Assets	100.00%
Lincoln iShares® U.S. Moderate Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	101.84%
Equity Funds	64.59%
Fixed Income Funds	37.19%
Money Market Fund	0.06%
Total Investments	101.84%
Liabilities Net of Receivables and Other Assets	(1.84%)
Total Net Assets	100.00%
Lincoln iShares® Allocation Funds–7

Lincoln iShares® Fixed Income Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–109.22%
Fixed Income Funds–109.06%
iShares 1-3 Year Treasury Bond ETF	214	$ 18,485
iShares 20+ Year Treasury Bond ETF	18	2,839
iShares 7-10 Year Treasury Bond ETF	15	1,799
iShares Broad USD Investment Grade Corporate Bond ETF	408	25,284
iShares Core U.S. Aggregate Bond ETF	724	85,569
iShares Core U.S. Treasury Bond ETF	919	25,034
iShares iBoxx $ High Yield Corporate Bond ETF	22	1,921
iShares iBoxx $ Investment Grade Corporate Bond ETF	25	3,453
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	228	$ 25,110
		189,494
Money Market Fund–0.16%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	269	269
		269
Total Investment Companies (Cost $179,225)		189,763

TOTAL INVESTMENTS–109.22% (Cost $179,225)	189,763
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(9.22%)	(16,013)
NET ASSETS APPLICABLE TO 15,768 SHARES OUTSTANDING–100.00%	$173,750
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® FIXED INCOME ALLOCATION FUND STANDARD CLASS ($173,750 / 15,768 Shares)	$11.019
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$163,572
Distributable earnings/(accumulated loss)	10,178
TOTAL NET ASSETS	$173,750

★ Includes $1,818 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1 payable for fund shares redeemed, $17,819 other accrued expenses payable and $12 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–8

Lincoln iShares® Global Growth Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–101.98%
Equity Funds–53.34%
iShares Core S&P 500 ETF	619	$ 232,367
iShares Core S&P Mid-Cap ETF	419	96,299
iShares Core S&P Small-Cap ETF	518	47,604
iShares Edge MSCI Min Vol USA ETF	1,299	88,176
iShares Edge MSCI USA Momentum Factor ETF	60	9,677
		474,123
Fixed Income Funds–27.46%
iShares 20+ Year Treasury Bond ETF	50	7,887
iShares Broad USD Investment Grade Corporate Bond ETF	300	18,591
iShares Core U.S. Aggregate Bond ETF	1,137	134,382
iShares Core U.S. Treasury Bond ETF	1,043	28,411
iShares iBoxx $ Investment Grade Corporate Bond ETF	90	12,432
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	385	$ 42,400
		244,103
International Equity Funds–21.05%
iShares Core MSCI EAFE ETF	1,422	98,246
iShares Core MSCI Emerging Markets ETF	1,432	88,841
		187,087
Money Market Fund–0.13%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	1,120	1,120
		1,120
Total Investment Companies (Cost $722,127)		906,433

TOTAL INVESTMENTS–101.98% (Cost $722,127)	906,433
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.98%)	(17,614)
NET ASSETS APPLICABLE TO 64,525 SHARES OUTSTANDING–100.00%	$888,819
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® GLOBAL GROWTH ALLOCATION FUND STANDARD CLASS ($888,819 / 64,525 Shares)	$13.775
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$702,316
Distributable earnings/(accumulated loss)	186,503
TOTAL NET ASSETS	$888,819

★ Includes $3,022 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $15 payable for fund shares redeemed, $20,507 other accrued expenses payable and $119 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–9

Lincoln iShares® U.S. Moderate Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–101.84%
Equity Funds–64.59%
iShares Core S&P 500 ETF	894	$ 335,599
iShares Core S&P Mid-Cap ETF	469	107,790
iShares Core S&P Small-Cap ETF	456	41,906
iShares Edge MSCI Min Vol USA ETF	941	63,875
iShares Edge MSCI USA Momentum Factor ETF	171	27,581
		576,751
Fixed Income Funds–37.19%
iShares 1-3 Year Treasury Bond ETF	462	39,908
iShares 20+ Year Treasury Bond ETF	51	8,044
iShares Broad USD Investment Grade Corporate Bond ETF	487	30,179
iShares Core U.S. Aggregate Bond ETF	1,510	178,467
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares Core U.S. Treasury Bond ETF	1,323	$ 36,039
iShares iBoxx $ Investment Grade Corporate Bond ETF	68	9,393
iShares MBS ETF	273	30,065
		332,095
Money Market Fund–0.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	496	496
		496
Total Investment Companies (Cost $692,619)		909,342

TOTAL INVESTMENTS–101.84% (Cost $692,619)	909,342
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.84%)	(16,464)
NET ASSETS APPLICABLE TO 65,523 SHARES OUTSTANDING–100.00%	$892,878
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® U.S. MODERATE ALLOCATION FUND STANDARD CLASS ($892,878 / 65,523 Shares)	$13.627
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$662,908
Distributable earnings/(accumulated loss)	229,970
TOTAL NET ASSETS	$892,878

★ Includes $1,479 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $15 payable for fund shares redeemed, $17,837 other accrued expenses payable and $97 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–10

Lincoln iShares® Allocation Funds
Statements of Operations
Year Ended December 31, 2020
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
INVESTMENT INCOME:
Dividends	$ 3,218	$ 15,967	$ 17,702
EXPENSES:
Accounting and administration expenses	41,788	41,836	41,851
Professional fees	21,340	26,693	21,060
Consulting fees	2,257	2,262	2,258
Reports and statements to shareholders	1,189	1,202	1,201
Custodian fees	477	1,671	482
Management fees	343	1,958	2,376
Pricing fees	151	201	196
Shareholder servicing fees	40	227	276
Trustees’ fees and expenses	3	19	24
Other	2,000	2,006	2,015
	69,588	78,075	71,739
Less:
Management fees waived	(274)	(939)	(1,426)
Expenses reimbursed	(69,108)	(75,570)	(68,507)
Total operating expenses	206	1,566	1,806
NET INVESTMENT INCOME	3,012	14,401	15,896
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	1,029	7,757	18,705
Net change in unrealized appreciation (depreciation) of investments	5,187	82,096	34,925
NET REALIZED AND UNREALIZED GAIN	6,216	89,853	53,630
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,228	$104,254	$ 69,526
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–11

Lincoln iShares® Allocation Funds
Statements of Changes in Net Assets
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,012	$ 3,302	$ 14,401	$ 17,630	$ 15,896	$ 24,353
Net realized gain	1,029	105	7,757	4,986	18,705	4,834
Net change in unrealized appreciation (depreciation)	5,187	6,484	82,096	121,647	34,925	190,614
Net increase in net assets resulting from operations	9,228	9,891	104,254	144,263	69,526	219,801
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,643)	(3,456)	(17,834)	(19,516)	(20,489)	(28,180)
	(3,643)	(3,456)	(17,834)	(19,516)	(20,489)	(28,180)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	52,379	—	—	—	—	—
Reinvestment of dividends and distributions:
Standard Class	3,643	3,456	17,834	19,516	20,489	28,180
	56,022	3,456	17,834	19,516	20,489	28,180
Cost of shares redeemed:
Standard Class	(899)	—	(10,520)	(9,902)	(421,907)	(35,974)
Increase (decrease) in net assets derived from capital share transactions	55,123	3,456	7,314	9,614	(401,418)	(7,794)
NET INCREASE (DECREASE) IN NET ASSETS	60,708	9,891	93,734	134,361	(352,381)	183,827
NET ASSETS:
Beginning of year	113,042	103,151	795,085	660,724	1,245,259	1,061,432
End of year	$173,750	$113,042	$888,819	$795,085	$ 892,878	$1,245,259
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–12

Lincoln iShares® Fixed Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Fixed Income Allocation Fund Standard Class
	Year Ended			2/1/17 [1] to 12/31/17
	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.436	$ 9.822	$ 10.163	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.242	0.314	0.290	0.225
Net realized and unrealized gain (loss)	0.576	0.628	(0.347)	0.147
Total from investment operations	0.818	0.942	(0.057)	0.372
Less dividends and distributions from:
Net investment income	(0.184)	(0.328)	(0.284)	(0.209)
Net realized gain	(0.051)	—	—	—
Total dividends and distributions	(0.235)	(0.328)	(0.284)	(0.209)
Net asset value, end of period	$ 11.019	$ 10.436	$ 9.822	$ 10.163
Total return[3]	7.85%	9.59%	(0.55%)	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 174	$ 113	$ 103	$ 104
Ratio of expenses to average net assets[4]	0.15%	0.15%	0.15%	0.15%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	50.75%	64.19%	57.60%	58.01%
Ratio of net investment income to average net assets	2.20%	3.02%	2.92%	2.40%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(48.40%)	(61.02%)	(54.53%)	(55.46%)
Portfolio turnover	37%	40%	43%	16%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–13

Lincoln iShares® Global Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Global Growth Allocation Fund Standard Class
	Year Ended			2/1/17 [1] to 12/31/17
	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.412	$ 10.434	$ 11.403	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.226	0.280	0.240	0.280
Net realized and unrealized gain (loss)	1.418	2.010	(0.977)	1.236
Total from investment operations	1.644	2.290	(0.737)	1.516
Less dividends and distributions from:
Net investment income	(0.204)	(0.312)	(0.232)	(0.113)
Net realized gain	(0.077)	—	—	—
Total dividends and distributions	(0.281)	(0.312)	(0.232)	(0.113)
Net asset value, end of period	$ 13.775	$ 12.412	$ 10.434	$ 11.403
Total return[3]	13.30%	21.95%	(6.47%)	15.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 889	$ 795	$ 661	$ 709
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	9.97%	10.53%	8.91%	23.01%
Ratio of net investment income to average net assets	1.84%	2.39%	2.09%	2.78%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(7.93%)	(7.94%)	(6.62%)	(20.03%)
Portfolio turnover	19%	20%	75%	43%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–14

Lincoln iShares® U.S. Moderate Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® U.S. Moderate Allocation Fund Standard Class
	Year Ended			2/1/17 [1] to 12/31/17
	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.441	$ 10.523	$ 11.128	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.207	0.245	0.229	0.216
Net realized and unrealized gain (loss)	1.297	1.959	(0.625)	1.049
Total from investment operations	1.504	2.204	(0.396)	1.265
Less dividends and distributions from:
Net investment income	(0.262)	(0.255)	(0.209)	(0.137)
Net realized gain	(0.056)	(0.031)	—	—
Total dividends and distributions	(0.318)	(0.286)	(0.209)	(0.137)
Net asset value, end of period	$ 13.627	$ 12.441	$ 10.523	$ 11.128
Total return[3]	12.16%	20.97%	(3.56%)	12.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 893	$ 1,245	$ 1,061	$ 910
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	7.55%	6.26%	6.00%	10.32%
Ratio of net investment income to average net assets	1.67%	2.07%	2.03%	2.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(5.68%)	(4.00%)	(3.78%)	(7.93%)
Portfolio turnover	27%	24%	34%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–15

Lincoln iShares® Allocation Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sell its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in Exchange-Traded Funds (“ETFs”) or financial instruments that provide exposure to such underlying ETFs or other investment companies (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. The underlying ETFs will primarily be BlackRock iShares ETFs.
Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs.
The investment objective of the Lincoln iShares® Global Growth Allocation Fund and the Lincoln iShares® U.S. Moderate Allocation Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Lincoln iShares® Allocation Funds–16

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee for each Fund. The agreements will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
The waiver amount of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.20%	0.12%	0.15%
LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.15%	0.20%	0.19%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2022	2023	Total
Lincoln iShares® Fixed Income Allocation Fund	$52,418	$69,108	$ 121,526
Lincoln iShares® Global Growth Allocation Fund	$56,835	$75,570	$ 132,405
Lincoln iShares® U.S. Moderate Allocation Fund	$52,302	$68,507	$ 120,809
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Funds' investment portfolio. For these services, LIAC, not the Funds, pay BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, there were no fees paid by the Funds for these services.
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln iShares® Allocation Funds–17

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Printing and mailing	$—	$8	$6
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Expense reimbursement receivable due from LIAC	$1,818	$3,022	$1,479
Management fees payable to LIAC	8	97	75
Shareholder servicing fees payable to Lincoln Life	4	22	22
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2020, Lincoln Life directly owned 70.17% of Lincoln iShares® Fixed Income Allocation Fund.
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Purchases	$99,628	$149,311	$257,417
Sales	54,946	155,515	672,608
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Cost of investments	$179,975	$727,204	$696,547
Aggregate unrealized appreciation of investments	$ 9,805	$179,229	$212,795
Aggregate unrealized depreciation of investments	(17)	—	—
Net unrealized appreciation of investments	$ 9,788	$179,229	$212,795
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Lincoln iShares® Allocation Funds–18

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Investments:
Assets:
Investment Companies	$189,763	$906,433	$909,342
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Year ended December 31, 2020
Ordinary income	$3,643	$16,417	$17,147
Long-term capital gains	—	1,417	3,342
Total	$3,643	$17,834	$20,489
Year ended December 31, 2019
Ordinary income	$3,456	$19,516	$26,128
Long-term capital gains	—	—	2,052
Total	$3,456	$19,516	$28,180
Lincoln iShares® Allocation Funds–19

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Undistributed ordinary income	$ 361	$ 1,394	$ —
Undistributed long-term capital gains	30	5,881	17,176
Other temporary differences	(1)	1	(3)
Net unrealized appreciation	9,788	179,227	212,797
Distributable earnings/(accumulated loss)	$10,178	$186,503	$229,970
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Funds had no capital loss carryforwards for federal income tax purposes.
In 2020, the Funds had utilized the following capital loss carryforward:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Capital loss carryforward utilized	$203	$—	$—
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	4,685	—	—	—	—	—
Shares reinvested:
Standard Class	331	329	1,320	1,572	1,536	2,269
	5,016	329	1,320	1,572	1,536	2,269
Shares redeemed:
Standard Class	(80)	—	(852)	(841)	(36,105)	(3,043)
Net increase (decrease)	4,936	329	468	731	(34,569)	(774)
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
Lincoln iShares® Allocation Funds–20

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
8. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have a material impact on the Funds' financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
Lincoln iShares® Allocation Funds–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
Lincoln iShares® Allocation Funds–22

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods ended March 31, 2020. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
Lincoln iShares® Fixed Income Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Lincoln iShares® Allocation Funds–23

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Lincoln iShares® Global Growth Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Lincoln iShares® U.S. Moderate Allocation Fund
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund, BlackRock’s experience with exchange-traded funds and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Lincoln iShares® Fixed Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and a custom index (Lincoln iShares Fixed Income Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board concluded that the services provided by BlackRock were satisfactory.
The Board reviewed the Lincoln iShares® Global Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and a custom index (Lincoln iShares Global Growth Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods. The Board concluded that the services provided by BlackRock were satisfactory.
Lincoln iShares® Allocation Funds–24

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
The Board reviewed the Lincoln iShares® U.S. Moderate Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Lincoln iShares US Moderate Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Funds’ subadvisory fee schedule, which is the same for each Fund and aggregates the Funds’ assets for purposes of a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team as the Funds. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Funds invest and the subadvisory fee.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln iShares® Allocation Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Lincoln iShares® Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
Lincoln iShares® Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Lincoln iShares® Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln iShares® Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln iShares® Allocation Funds–30

LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Aggressive Growth Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 6.44% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Global Aggressive Growth Blended Composite1, returned 15.97% and its broad-based benchmark index, the Russell 1000® Index2, returned 20.96%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index3 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)4 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP Global Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during 2020. From a return standpoint, US and emerging market equities broadly outperformed developed non-US equities, which slightly outperformed fixed income on a relative basis. During 2020, US and non-US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US and non-US equity allocations to value biased funds generally delivered returns below the composite index returns. The fixed income allocations within the Fund delivered varied returns in 2020. The Fund’s exposure to core bonds generally outperformed the fixed income portion of the composite index. Conversely, exposure to global fixed income and Treasury Inflation-Protected Securities (TIPS) detracted from returns on a relative basis.
The risk management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility and high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Aggressive Growth Allocation Managed Risk Funds–1

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 11/1/18 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,104 for the Standard Class shares and to $12,039 for the Service Class shares. For comparison, look at how the Global Aggressive Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $13,691 and $14,744, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 6.44%
Inception (11/1/18)	+ 9.21%
Service Class Shares
One Year	+ 6.16%
Inception (11/1/18)	+ 8.94%
1. The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE®NR Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500®Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Aggressive Growth Allocation Managed Risk Funds–2

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 8.53% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the U.S. Aggressive Allocation Blended Composite1, returned 19.05% and its broad-based benchmark index, the Russell 1000® Index2, returned 20.96%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index3 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)4 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP U.S. Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the Fund and its underlying funds were impacted by market conditions and style factors during
2020. From a return standpoint, US equities broadly outperformed fixed income on a relative basis. During 2020, US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US equity allocations to value biased funds generally delivered returns below the composite index returns. The fixed income allocations within the Fund delivered varied returns in 2020. The Fund’s exposure to core bonds generally outperformed the fixed income portion of the composite index. Conversely, allocations to short duration and high yield detracted from returns on a relative basis.
The risk management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,380 for the Standard Class shares and to $12,316 for the Service Class shares. For comparison, look at how the U.S. Aggressive Allocation

LVIP Aggressive Growth Allocation Managed Risk Funds–3

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $14,187 and $14,744, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 8.53%
Inception (11/1/18)	+ 10.35%
Service Class Shares
One Year	+ 8.26%
Inception (11/1/18)	+ 10.09%
1. The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP Aggressive Growth Allocation Managed Risk Funds–4

LVIP Aggressive Growth Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,140.60	0.33%	$1.78
Service Class Shares	1,000.00	1,139.20	0.58%	3.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.20	0.58%	2.95
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,140.60	0.32%	$1.72
Service Class Shares	1,000.00	1,139.30	0.57%	3.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.32%	$1.63
Service Class Shares	1,000.00	1,022.20	0.57%	2.90

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Aggressive Growth Allocation Managed Risk Funds–5

LVIP Aggressive Growth Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.25%
Investment Companies	97.25%
Equity Funds	49.39%
Fixed Income Funds	17.87%
Global Equity Fund	1.44%
International Equity Funds	28.55%
Unaffiliated Investment	2.61%
Investment Company	2.61%
Money Market Fund	2.61%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.07%
Investment Companies	97.07%
Equity Funds	77.28%
Fixed Income Funds	17.87%
Global Equity Fund	1.92%
Unaffiliated Investment	2.84%
Investment Company	2.84%
Money Market Fund	2.84%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
LVIP Aggressive Growth Allocation Managed Risk Funds–6

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.25%
INVESTMENT COMPANIES–97.25%
Equity Funds–49.39%
Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	59,521	$ 2,103,590
✧✧LVIP SSGA Large Cap 100 Fund	705,413	9,111,824
✧✧LVIP SSGA Mid-Cap Index Fund	697,414	8,901,097
✧✧LVIP SSGA S&P 500 Index Fund	1,828,725	44,048,503
✧✧LVIP SSGA Small-Cap Index Fund	204,062	7,327,659
✧✧LVIP T. Rowe Price Growth Stock Fund	123,071	7,950,899
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	59,845	2,193,189
		81,636,761
Fixed Income Funds–17.87%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	442,661	4,674,940
LVIP Delaware Bond Fund	594,947	8,569,610
LVIP SSGA Bond Index Fund	639,906	7,715,341
LVIP Western Asset Core Bond Fund	796,511	8,587,978
		29,547,869
Global Equity Fund–1.44%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	273,534	2,383,032
		2,383,032
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–28.55%
Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	205,396	$ 3,231,910
✧✧LVIP MFS International Growth Fund	371,112	8,071,679
✧✧LVIP Mondrian International Value Fund	397,655	6,100,424
✧✧LVIP SSGA Developed International 150 Fund	428,448	3,269,058
✧✧LVIP SSGA Emerging Markets 100 Fund	148,021	1,262,323
✧✧LVIP SSGA Emerging Markets Equity Index Fund	666,304	8,825,196
✧✧LVIP SSGA International Index Fund	1,583,302	16,425,177
		47,185,767
Total Affiliated Investments (Cost $137,016,953)		160,753,429
UNAFFILIATED INVESTMENT–2.61%
INVESTMENT COMPANY–2.61%
Money Market Fund–2.61%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	4,316,850	4,316,850
Total Unaffiliated Investment (Cost $4,316,850)		4,316,850

TOTAL INVESTMENTS–99.86% (Cost $141,333,803)	165,070,279
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	233,078
NET ASSETS APPLICABLE TO 14,792,423 SHARES OUTSTANDING–100.00%	$165,303,357

✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–7

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	Australian Dollar	$ 77,000	$ 74,248	3/15/21	$ 2,752	$ —
2	British Pound	170,737	167,939	3/15/21	2,798	—
2	Euro	306,150	303,967	3/15/21	2,183	—
2	Japanese Yen	242,225	240,494	3/15/21	1,731	—
					9,464	—
Equity Contracts:
7	E-mini MSCI Emerging Markets Index	450,870	438,540	3/19/21	12,330	—
3	E-mini Russell 2000 Index	296,220	287,972	3/19/21	8,248	—
12	E-mini S&P 500 Index	2,249,280	2,196,554	3/19/21	52,726	—
3	E-mini S&P MidCap 400 Index	691,050	672,672	3/19/21	18,378	—
8	Euro STOXX 50 Index	346,949	342,899	3/19/21	4,050	—
2	FTSE 100 Index	175,587	177,681	3/19/21	—	(2,094)
3	OMXS 30 Index	68,486	69,027	1/15/21	—	(541)
1	TOPIX Index	174,762	169,582	3/11/21	5,180	—
					100,912	(2,635)
Total Futures Contracts					$110,376	$(2,635)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–8

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.07%
INVESTMENT COMPANIES–97.07%
Equity Funds–77.28%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	42,721	$ 3,495,706
LVIP MFS Value Fund	426,823	20,234,402
LVIP SSGA Mid-Cap Index Fund	392,402	5,008,230
LVIP SSGA S&P 500 Index Fund	1,482,040	35,697,892
LVIP SSGA Small-Cap Index Fund	228,049	8,189,012
LVIP SSGA Small-Mid Cap 200 Fund	163,183	2,152,378
LVIP T. Rowe Price Growth Stock Fund	323,189	20,879,332
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	157,293	5,764,470
LVIP Wellington Mid-Cap Value Fund	247,930	6,422,869
		107,844,291
Fixed Income Funds–17.87%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	373,598	3,945,574
LVIP Delaware Bond Fund	483,000	6,957,135
LVIP SSGA Bond Index Fund	585,662	7,061,321
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP Western Asset Core Bond Fund	646,641	$ 6,972,084
		24,936,114
Global Equity Fund–1.92%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	307,854	2,682,027
		2,682,027
Total Affiliated Investments (Cost $112,490,403)		135,462,432
UNAFFILIATED INVESTMENT–2.84%
INVESTMENT COMPANY–2.84%
Money Market Fund–2.84%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	3,961,813	3,961,813
Total Unaffiliated Investment (Cost $3,961,813)		3,961,813

TOTAL INVESTMENTS–99.91% (Cost $116,452,216)	139,424,245
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	119,702
NET ASSETS APPLICABLE TO 12,177,472 SHARES OUTSTANDING–100.00%	$139,543,947

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
4	E-mini Russell 2000 Index	$ 394,960	$ 383,963	3/19/21	$10,997	$—
16	E-mini S&P 500 Index	2,999,040	2,928,745	3/19/21	70,295	—
2	E-mini S&P MidCap 400 Index	460,700	448,456	3/19/21	12,244	—
Total Futures Contracts					$93,536	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Aggressive Growth Allocation Managed Risk Funds–9

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–10

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2020
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$160,753,429	$135,462,432
Unaffiliated investments, at value	4,316,850	3,961,813
Cash collateral held at broker for futures contracts	317,432	227,000
Receivable for fund shares sold	60,499	—
Receivable for securities sold	17,718	—
Variation margin due from broker on futures contracts	12,030	20,200
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	10,772	6,743
Prepaid expenses	511	428
Dividends and interest receivable	103	94
TOTAL ASSETS	165,489,344	139,678,710
LIABILITIES:
Due to manager and affiliates	76,025	65,560
Payable for fund shares redeemed	72,121	16,667
Other accrued expenses payable	37,841	32,910
Payable for securities purchased	—	19,626
TOTAL LIABILITIES	185,987	134,763
TOTAL NET ASSETS	$165,303,357	$139,543,947
Affiliated investments, at cost	$137,016,953	$112,490,403
Unaffiliated investments, at cost	4,316,850	3,961,813
Standard Class:
Net Assets	$ 2,781,499	$ 865,136
Shares Outstanding	248,417	75,371
Net Asset Value Per Share	$ 11.197	$ 11.478
Service Class:
Net Assets	$162,521,858	$138,678,811
Shares Outstanding	14,544,006	12,102,101
Net Asset Value Per Share	$ 11.174	$ 11.459
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$152,555,476	$126,072,032
Distributable earnings/(accumulated loss)	12,747,881	13,471,915
TOTAL NET ASSETS	$165,303,357	$139,543,947
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–11

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,568,967	$ 1,651,718
Dividends from unaffiliated investments	12,305	12,728
	2,581,272	1,664,446
EXPENSES:
Management fees	334,129	273,738
Distribution fees-Service Class	328,439	272,149
Accounting and administration expenses	78,982	77,231
Shareholder servicing fees	38,759	31,754
Professional fees	31,716	28,479
Custodian fees	22,223	12,934
Trustees’ fees and expenses	3,165	2,582
Consulting fees	3,075	3,504
Reports and statements to shareholders	2,541	2,318
Pricing fees	1,182	491
Other	2,363	2,177
	846,574	707,357
Less:
Management fees waived	(4,798)	(11,953)
Expenses reimbursed	(77,084)	(73,874)
Total operating expenses	764,692	621,530
NET INVESTMENT INCOME	1,816,580	1,042,916
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(2,965,085)	(2,273,493)
Distributions from affiliated investment companies	2,356,824	2,646,970
Futures contracts	(9,471,404)	(8,577,508)
Net realized loss	(10,079,665)	(8,204,031)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	20,167,679	19,290,615
Foreign currencies	2,041	—
Futures contracts	117,136	98,241
Net change in unrealized appreciation (depreciation)	20,286,856	19,388,856
NET REALIZED AND UNREALIZED GAIN	10,207,191	11,184,825
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 12,023,771	$12,227,741
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–12

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,816,580	$ 1,625,231	$ 1,042,916	$ 848,295
Net realized gain (loss)	(10,079,665)	2,049,963	(8,204,031)	2,203,491
Net change in unrealized appreciation (depreciation)	20,286,856	3,943,284	19,388,856	3,954,185
Net increase in net assets resulting from operations	12,023,771	7,618,478	12,227,741	7,005,971
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(49,144)	(81,755)	(13,069)	(6,542)
Service Class	(2,545,829)	(3,847,824)	(1,824,803)	(3,619,699)
Return of capital:
Standard Class	—	(2,933)	—	(42)
Service Class	—	(138,033)	—	(23,298)
	(2,594,973)	(4,070,545)	(1,837,872)	(3,649,581)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	625,622	1,988,913	728,974	160,604
Service Class	62,836,713	97,809,229	59,723,409	79,277,492
Reinvestment of dividends and distributions:
Standard Class	49,144	84,688	13,069	6,584
Service Class	2,545,829	3,985,857	1,824,803	3,642,997
	66,057,308	103,868,687	62,290,255	83,087,677
Cost of shares redeemed:
Standard Class	(145,621)	(115,623)	(55,657)	(30,890)
Service Class	(14,936,546)	(10,416,486)	(17,296,347)	(8,810,642)
	(15,082,167)	(10,532,109)	(17,352,004)	(8,841,532)
Increase in net assets derived from capital share transactions	50,975,141	93,336,578	44,938,251	74,246,145
NET INCREASE IN NET ASSETS	60,403,939	96,884,511	55,328,120	77,602,535
NET ASSETS:
Beginning of year	104,899,418	8,014,907	84,215,827	6,613,292
End of year	$165,303,357	$104,899,418	$139,543,947	$84,215,827
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–13

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended		11/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.710	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.166	0.385	0.217
Net realized and unrealized gain (loss)	0.522	1.274	(0.536)
Total from investment operations	0.688	1.659	(0.319)
Less dividends and distributions from:
Net investment income	(0.201)	(0.418)	(0.179)
Net realized gain	—	(0.018)	—
Return of capital	—	(0.015)	—
Total dividends and distributions	(0.201)	(0.451)	(0.179)
Net asset value, end of period	$ 11.197	$ 10.710	$ 9.502
Total return[3]	6.44%	17.46%	(3.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,781	$ 2,092	$ 10
Ratio of expenses to average net assets[4]	0.33%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.39%	0.51%	3.81%
Ratio of net investment income to average net assets	1.60%	3.71%	13.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	3.53%	9.54%
Portfolio turnover	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–14

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended		11/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.694	$ 9.500	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.139	0.360	0.209
Net realized and unrealized gain (loss)	0.519	1.273	(0.533)
Total from investment operations	0.658	1.633	(0.324)
Less dividends and distributions from:
Net investment income	(0.178)	(0.406)	(0.176)
Net realized gain	—	(0.018)	—
Return of capital	—	(0.015)	—
Total dividends and distributions	(0.178)	(0.439)	(0.176)
Net asset value, end of period	$ 11.174	$ 10.694	$ 9.500
Total return[3]	6.16%	17.19%	(3.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,522	$102,807	$ 8,005
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.64%	0.76%	4.06%
Ratio of net investment income to average net assets	1.35%	3.46%	12.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.29%	3.28%	9.34%
Portfolio turnover	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–15

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended		11/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.739	$ 9.503	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.126	0.231	0.140
Net realized and unrealized gain (loss)	0.789	1.513	(0.502)
Total from investment operations	0.915	1.744	(0.362)
Less dividends and distributions from:
Net investment income	(0.176)	(0.485)	(0.135)
Net realized gain	—	(0.020)	—
Return of capital	—	(0.003)	—
Total dividends and distributions	(0.176)	(0.508)	(0.135)
Net asset value, end of period	$ 11.478	$ 10.739	$ 9.503
Total return[3]	8.53%	18.34%	(3.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 865	$ 151	$ 10
Ratio of expenses to average net assets[4]	0.32%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.40%	0.52%	4.24%
Ratio of net investment income to average net assets	1.20%	2.17%	8.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.12%	1.98%	4.46%
Portfolio turnover	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–16

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended		11/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.727	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.100	0.201	0.134
Net realized and unrealized gain (loss)	0.785	1.517	(0.501)
Total from investment operations	0.885	1.718	(0.367)
Less dividends and distributions from:
Net investment income	(0.153)	(0.470)	(0.131)
Net realized gain	—	(0.020)	—
Return of capital	—	(0.003)	—
Total dividends and distributions	(0.153)	(0.493)	(0.131)
Net asset value, end of period	$ 11.459	$ 10.727	$ 9.502
Total return[3]	8.26%	18.07%	(3.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,679	$ 84,065	$ 6,604
Ratio of expenses to average net assets[4]	0.57%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.65%	0.77%	4.49%
Ratio of net investment income to average net assets	0.95%	1.92%	8.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.87%	1.73%	4.25%
Portfolio turnover	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–17

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund is to seek capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on each Fund’s federal income tax return through the year ended December 31, 2020, and for all open tax years (years ended December 31, 2018–December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with LVIP Global Aggressive Growth Allocation Managed Risk Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The LVIP Global Aggressive Growth Allocation Managed Risk Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Aggressive Growth Allocation Managed Risk Funds–18

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee.   The agreements will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
0.005%	0.015%
Effective May 1, 2020, LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.33% of the Fund’s average daily net assets for the Standard Class and 0.58% for the Service Class.The expense limits as a percentage of each Fund’s average daily net assets are as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Standard Class	0.325%	0.315%
Service Class	0.575%	0.565%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
LVIP Aggressive Growth Allocation Managed Risk Funds–19

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
		Expiration Date
	2022	2023	Total
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$56,335	$77,084	$ 133,419
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	$56,094	$73,874	$ 129,968
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Administrative	$7,944	$6,479
Legal	1,404	1,145
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Printing and mailing	$—	$—
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Aggressive Growth Allocation Managed Risk Funds–20

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense reimbursement receivable due from LIAC	$10,772	$ 6,743
Management fees payable to LIAC	33,582	27,232
Distribution fees payable to LFD	33,687	28,790
Printing and mailing fees payable to Lincoln Life	4,781	6,178
Shareholder servicing fees payable to Lincoln Life	3,975	3,360
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.25%@
Equity Funds-49.39%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 1,047,401	$ 1,239,461	$ 434,594	$ (72,991)	$ 324,313	$ 2,103,590	59,521	$ 50,266	$ 21,435
✧✧LVIP SSGA Large Cap 100 Fund	5,055,342	5,111,736	1,765,001	(264,414)	974,161	9,111,824	705,413	220,236	166,647
✧✧LVIP SSGA Mid-Cap Index Fund	5,272,321	4,187,782	1,669,150	(323,086)	1,433,230	8,901,097	697,414	119,400	359,061
✧✧LVIP SSGA S&P 500 Index Fund	27,545,886	18,061,484	8,176,409	(421,533)	7,039,075	44,048,503	1,828,725	622,245	544,249
✧✧LVIP SSGA Small-Cap Index Fund	6,342,179	4,377,509	4,753,761	(412,092)	1,773,824	7,327,659	204,062	62,831	277,864
✧✧LVIP T. Rowe Price Growth Stock Fund	4,166,735	3,870,503	1,840,610	(22,114)	1,776,385	7,950,899	123,071	—	274,613
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,046,954	1,088,606	401,403	(17,623)	476,655	2,193,189	59,845	—	121,105
Fixed Income Funds-17.87%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	2,596,887	2,852,967	942,690	(20,617)	188,393	4,674,940	442,661	5,977	—
✧✧LVIP Delaware Bond Fund	4,733,036	5,404,180	1,728,915	(52,431)	213,740	8,569,610	594,947	194,426	171,475
✧✧LVIP SSGA Bond Index Fund	4,512,359	4,661,628	1,673,328	(12,246)	226,928	7,715,341	639,906	161,470	—
✧✧LVIP Western Asset Core Bond Fund	4,746,274	4,989,490	1,470,744	(32,993)	355,951	8,587,978	796,511	187,754	—
Global Equity Fund-1.44%@
✧✧LVIP BlackRock Global Real Estate Fund	2,063,469	1,536,662	1,067,575	(226,499)	76,975	2,383,032	273,534	119,479	77,815
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Global Income Fund	650,391	335,273	1,019,031	27,441	5,926	—	—	2,821	779
International Equity Funds-28.55%@
✧✧LVIP Loomis Sayles Global Growth Fund	2,109,232	1,226,231	842,298	9,026	729,719	3,231,910	205,396	7,767	132,374
LVIP Aggressive Growth Allocation Managed Risk Funds–21

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Aggressive Growth Allocation Managed Risk Fund (continued)
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
✧✧LVIP MFS International Growth Fund	$ 5,501,115	$ 3,039,610	$ 1,465,312	$ (118,114)	$ 1,114,380	$ 8,071,679	371,112	$ 67,685	$ 42,262
✧✧LVIP Mondrian International Value Fund	4,270,936	3,039,744	1,001,163	(232,768)	23,675	6,100,424	397,655	132,439	142,960
✧✧LVIP SSGA Developed International 150 Fund	2,088,003	1,672,030	553,608	(138,040)	200,673	3,269,058	428,448	77,628	—
✧✧LVIP SSGA Emerging Markets 100 Fund	805,402	587,001	195,772	(41,304)	106,996	1,262,323	148,021	38,594	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	4,745,123	4,018,008	1,166,922	(111,995)	1,340,982	8,825,196	666,304	137,607	24,185
✧✧LVIP SSGA International Index Fund	12,644,503	7,675,571	5,199,903	(480,692)	1,785,698	16,425,177	1,583,302	360,342	—
Total	$101,943,548	$78,975,476	$37,368,189	$(2,965,085)	$20,167,679	$160,753,429		$2,568,967	$2,356,824

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
× Issuer is no longer an affiliate of the Fund at December 31, 2020.
LVIP Aggressive Growth Allocation Managed Risk Funds–22

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.07%@
Equity Funds-77.28%@
✧✧LVIP Baron Growth Opportunities Fund	$ 2,502,318	$ 1,570,342	$ 1,660,055	$ 92,148	$ 990,953	$ 3,495,706	42,721	$ —	$ 62,083
✧✧LVIP MFS Value Fund	12,088,772	10,376,886	3,645,835	(324,658)	1,739,237	20,234,402	426,823	308,146	3,177
✧✧LVIP SSGA Mid-Cap Index Fund	5,082,031	3,474,492	4,062,366	(588,109)	1,102,182	5,008,230	392,402	67,453	210,424
✧✧LVIP SSGA S&P 500 Index Fund	18,263,105	17,111,540	4,752,040	(355,276)	5,430,563	35,697,892	1,482,040	506,398	436,345
✧✧LVIP SSGA Small-Cap Index Fund	5,089,812	3,576,098	1,952,427	(168,200)	1,643,729	8,189,012	228,049	70,491	271,999
✧✧LVIP SSGA Small-Mid Cap 200 Fund	1,680,505	1,214,608	1,141,334	(102,348)	500,947	2,152,378	163,183	49,627	—
✧✧LVIP T. Rowe Price Growth Stock Fund	12,057,900	8,511,735	4,530,865	(58,565)	4,899,127	20,879,332	323,189	—	720,352
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,196,941	3,030,032	2,712,765	(40,339)	1,290,601	5,764,470	157,293	—	318,137
✧✧LVIP Wellington Mid-Cap Value Fund	5,109,573	4,486,874	3,438,803	(582,631)	847,856	6,422,869	247,930	50,251	397,684
Fixed Income Funds-17.87%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	2,080,348	2,414,476	691,476	(9,722)	151,948	3,945,574	373,598	5,015	—
✧✧LVIP Delaware Bond Fund	3,823,248	4,234,067	1,250,398	(19,626)	169,844	6,957,135	483,000	158,520	139,807
✧✧LVIP SSGA Bond Index Fund	4,069,988	4,311,070	1,520,734	(4,079)	205,076	7,061,321	585,662	148,463	—
✧✧LVIP Western Asset Core Bond Fund	3,834,126	4,051,160	1,182,755	(18,771)	288,324	6,972,084	646,641	153,079	—
Global Equity Fund-1.92%@
✧✧LVIP BlackRock Global Real Estate Fund	1,652,593	1,533,100	440,577	(93,317)	30,228	2,682,027	307,854	134,275	86,962
Total	$81,531,260	$69,896,480	$32,982,430	$(2,273,493)	$19,290,615	$135,462,432		$1,651,718	$2,646,970

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$78,975,476	$69,896,480
Sales	37,368,189	32,982,430
LVIP Aggressive Growth Allocation Managed Risk Funds–23

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$144,541,201	$118,792,862
Aggregate unrealized appreciation of investments and derivatives	$ 20,536,351	$ 20,631,383
Aggregate unrealized depreciation of investments and derivatives	(2,635)	—
Net unrealized appreciation of investments and derivatives	$ 20,533,716	$ 20,631,383
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$160,753,429	$135,462,432
Unaffiliated Investment Companies	4,316,850	3,961,813
Total Investments	$165,070,279	$139,424,245
Derivatives:
Assets:
Futures Contracts	$ 110,376	$ 93,536
LVIP Aggressive Growth Allocation Managed Risk Funds–24

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Derivatives:
Liabilities:
Futures Contracts	$ (2,635)	$ —
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2020 was as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Year ended December 31, 2020
Ordinary income	$2,594,973	$1,837,872
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 1,552,389	$ 942,150
Undistributed long-term capital gains	2,655,422	1,435,196
Other temporary differences	(11,995,677)	(9,536,815)
Net unrealized appreciation	20,535,747	20,631,384
Distributable earnings/(accumulated loss)	$ 12,747,881	$13,471,915
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2020, there were no permanent differences requiring a reclassification.   At December 31, 2020, the Funds had no capital loss carryforwards for federal income tax purposes.
LVIP Aggressive Growth Allocation Managed Risk Funds–25

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	62,767	197,539	65,515	15,500
Service Class	6,156,675	9,399,453	5,744,202	7,639,271
Shares reinvested:
Standard Class	4,410	7,892	1,147	612
Service Class	228,921	371,880	160,352	338,915
	6,452,773	9,976,764	5,971,216	7,994,298
Shares redeemed:
Standard Class	(14,085)	(11,125)	(5,357)	(3,060)
Service Class	(1,454,991)	(1,000,584)	(1,639,269)	(836,351)
	(1,469,076)	(1,011,709)	(1,644,626)	(839,411)
Net increase	4,983,697	8,965,055	4,326,590	7,154,887
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$100,912	Variation margin due from broker on futures contracts	$(2,635)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	9,464	Variation margin due from broker on futures contracts	—
Total		$110,376		$(2,635)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Aggressive Growth Allocation Managed Risk Funds–26

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(10,172,442)	$ 98,277
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(231,127)	9,464
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	932,165	9,395
Total		$ (9,471,404)	$117,136
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$93,536	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(9,428,672)	$93,536
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	851,164	4,705
Total		$(8,577,508)	$98,241
LVIP Aggressive Growth Allocation Managed Risk Funds–27

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$25,302,920	$22,362,081
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	23,196,616	17,084,709
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Aggressive Growth Allocation Managed Risk Funds–29

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Aggressive Growth Allocation Managed Risk Funds–30

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the Equity Sleeve of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and a custom index (U.S. Aggressive Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 70% to 85% Equity category and the custom benchmark. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund commenced operations in November 2018 and that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the Equity Sleeve of LVIP Global Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar World Allocation funds category and a custom index (Global Aggressive Growth Blended Composite). The Board also referred to information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Allocation category and the custom benchmark. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was higher than the median net management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had commenced operations in November 2018 and that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
LVIP Aggressive Growth Allocation Managed Risk Funds–31

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Aggressive Growth Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Aggressive Growth Allocation Managed Risk Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Aggressive Growth Allocation Managed Risk Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Aggressive Growth Allocation Managed Risk Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Aggressive Growth Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Aggressive Growth Allocation Managed Risk Funds–37

LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP American Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP American Balanced Allocation Fund returned 16.38% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Balanced Allocation Composite1, returned 13.12% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
The LVIP American Growth Allocation Fund returned 17.21% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Growth Allocation Composite3, returned 13.21% and its broad-based benchmark index, the S&P 500® Index4, returned 18.40%.
The LVIP American Income Allocation Fund returned 14.17% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Income Allocation Composite5, returned 12.14% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Indexdeclined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)6 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020.
Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP American Allocation Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds. The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
From a return standpoint, US and emerging market equities broadly outperformed developed non-US equities, which slightly outperformed fixed income on a relative basis in 2020. The equity results were broadly positive for the Funds as both the domestic and non-US equity portion of the LVIP American Allocation Funds outperformed the equity indexes within their respective composite benchmarks during the year. A subset of domestic and global equity funds utilized in the Funds maintained a value bias and a cash allocation which detracted from returns on a relative basis. The fixed income allocations within the LVIP American Allocation Funds delivered positive returns in 2020 and contributed to results as they generally outperformed the fixed income index within their respective composite benchmark.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP American Balanced Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,511 for the Standard Class shares and to $20,773 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $22,250 and $14,576, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 16.38%
Five Years	+ 9.87%
Ten Years	+ 7.96%
Service Class Shares
One Year	+ 15.97%
Five Years	+ 9.49%
Ten Years	+ 7.58%
LVIP American Growth Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,850 for the Standard Class shares and to $22,064 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $22,893 and $36,701, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 17.21%
Five Years	+ 10.76%
Ten Years	+ 8.61%
Service Class Shares
One Year	+ 16.79%
Five Years	+ 10.37%
Ten Years	+ 8.24%

LVIP American Allocation Funds–2

LVIP American Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP American Income Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,018 for the Standard Class shares and to $18,364 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $20,224 and $14,576, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 14.17%
Five Years	+ 8.17%
Ten Years	+ 6.64%
Service Class Shares
One Year	+ 13.77%
Five Years	+ 7.79%
Ten Years	+ 6.27%
1. The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.
4.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.
6.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP American Allocation Funds–3

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,151.80	0.25%	$1.35
Service Class Shares	1,000.00	1,149.70	0.60%	3.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.25%	$1.27
Service Class Shares	1,000.00	1,022.10	0.60%	3.05
LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,175.00	0.26%	$1.42
Service Class Shares	1,000.00	1,172.90	0.61%	3.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.26%	$1.32
Service Class Shares	1,000.00	1,022.00	0.61%	3.10

LVIP American Allocation Funds–4

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,107.00	0.29%	$1.54
Service Class Shares	1,000.00	1,105.00	0.64%	3.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.29%	$1.48
Service Class Shares	1,000.00	1,021.90	0.64%	3.25

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Allocation Funds–5

LVIP American Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Balanced Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.88%
Investment Company	2.88%
Fixed Income Fund	2.88%
Unaffiliated Investments	97.09%
Investment Companies	97.09%
Asset Allocation Fund	14.84%
Equity Funds	33.00%
Fixed Income Funds	29.55%
Global Equity Funds	6.33%
Global Fixed Income Fund	1.97%
International Equity Funds	11.40%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
LVIP American Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.09%
Asset Allocation Fund	10.83%
Equity Funds	36.60%
Fixed Income Funds	25.69%
Global Equity Funds	8.39%
International Equity Funds	18.58%
Money Market Fund	0.00%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
LVIP American Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.07%
Asset Allocation Fund	14.02%
Equity Funds	23.86%
Fixed Income Funds	51.78%
Global Equity Fund	2.17%
Global Fixed Income Fund	2.99%
International Equity Funds	5.25%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–2.88%
INVESTMENT COMPANY–2.88%
Fixed Income Fund–2.88%
✢American Funds Insurance Series®– Mortgage Fund	2,553,992	$ 28,374,855
Total Affiliated Investment (Cost $26,492,410)		28,374,855
UNAFFILIATED INVESTMENTS–97.09%
INVESTMENT COMPANIES–97.09%
Asset Allocation Fund–14.84%
✧American Funds®– Capital Income Builder	2,319,233	146,065,302
		146,065,302
Equity Funds–33.00%
✧American Funds®– American Mutual Fund	1,283,960	57,290,284
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	4,756,469	68,255,327
Growth Fund	1,047,314	125,897,623
Growth-Income Fund	1,325,660	73,415,043
		324,858,277
Fixed Income Funds–29.55%
✧American Funds®-
Bond Fund of America	12,452,669	171,722,309
High-Income Trust	1,931,013	19,580,473
Intermediate Bond Fund of America	4,410,273	61,655,608
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	2,906,581	37,901,820
		290,860,210
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds–6.33%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,210,127	$ 20,172,809
Global Small Capitalization Fund	1,290,400	42,118,659
		62,291,468
Global Fixed Income Fund–1.97%
✢American Funds Insurance Series®– Global Bond Fund	1,495,708	19,354,466
		19,354,466
International Equity Funds–11.40%
American Funds Insurance Series®-
✢International Fund	3,455,058	81,677,584
New World Fund	966,499	30,531,695
		112,209,279
Total Unaffiliated Investments (Cost $737,896,177)		955,639,002

TOTAL INVESTMENTS–99.97% (Cost $764,388,587)	984,013,857
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	333,526
NET ASSETS APPLICABLE TO 68,182,384 SHARES OUTSTANDING–100.00%	$984,347,383
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($49,888,118 / 3,452,278 Shares)	$14.451
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($934,459,265 / 64,730,106 Shares)	$14.436
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$750,592,103
Distributable earnings/(accumulated loss)	233,755,280
TOTAL NET ASSETS	$984,347,383

LVIP American Allocation Funds–7

LVIP American Balanced Allocation Fund
Statement of Net Assets (continued)
✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $6,989,524 payable for securities purchased, $115,444 payable for fund shares redeemed, $28,161 other accrued expenses payable, $462,062 due to manager and affiliates and $52,198 due to custodian as of December 31, 2020.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–8

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.09%
Asset Allocation Fund–10.83%
✧American Funds®– Capital Income Builder	1,616,934	$ 101,834,478
		101,834,478
Equity Funds–36.60%
✧American Funds®– American Mutual Fund	1,423,973	63,537,666
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	5,168,193	74,163,576
Growth Fund	996,049	119,735,026
Growth-Income Fund	1,562,793	86,547,475
		343,983,743
Fixed Income Funds–25.69%
✧American Funds®-
Bond Fund of America	9,864,259	136,028,125
Intermediate Bond Fund of America	4,321,174	60,410,012
Mortgage Fund	2,625,176	26,986,812
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	1,381,420	18,013,720
		241,438,669
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Funds–8.39%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,726,062	$ 28,773,453
Global Small Capitalization Fund	1,534,073	50,072,160
		78,845,613
International Equity Funds–18.58%
✧American Funds®– New World Fund	440,278	38,704,871
✢American Funds Insurance Series®– International Fund	5,749,564	135,919,695
		174,624,566
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	27,806	27,806
		27,806
Total Investment Companies (Cost $708,722,954)		940,754,875

TOTAL INVESTMENTS–100.09% (Cost $708,722,954)	940,754,875
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(863,919)
NET ASSETS APPLICABLE TO 62,958,928 SHARES OUTSTANDING–100.00%	$939,890,956
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($20,170,535 / 1,349,684 Shares)	$14.945
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($919,720,421 / 61,609,244 Shares)	$14.928
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$695,874,064
Distributable earnings/(accumulated loss)	244,016,892
TOTAL NET ASSETS	$939,890,956

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $6,576,170 payable for securities purchased, $389,424 payable for fund shares redeemed, $27,736 other accrued expenses payable and $449,475 due to manager and affiliates as of December 31, 2020.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–9

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.07%
Asset Allocation Fund–14.02%
✧American Funds®– Capital Income Builder	493,376	$ 31,072,810
		31,072,810
Equity Funds–23.86%
✧American Funds®-
American Mutual Fund	243,851	10,880,622
Investment Company of America	249,909	11,095,943
✢American Funds Insurance Series®-
Growth Fund	179,069	21,525,863
Growth-Income Fund	169,199	9,370,266
		52,872,694
Fixed Income Funds–51.78%
✧American Funds®-
High-Income Trust	440,166	4,463,282
Intermediate Bond Fund of America	1,670,265	23,350,309
Mortgage Fund	839,306	8,628,062
✢American Funds Insurance Series®-
Bond Fund	5,495,576	65,342,399
U.S. Government/AAA-Rated Securities Fund	993,757	12,958,586
		114,742,638
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–2.17%
✢American Funds Insurance Series®– Global Small Capitalization Fund	147,081	$ 4,800,721
		4,800,721
Global Fixed Income Fund–2.99%
✢American Funds Insurance Series®– Global Bond Fund	511,399	6,617,510
		6,617,510
International Equity Funds–5.25%
✧American Funds®– New World Fund	52,769	4,638,911
✢American Funds Insurance Series®– International Fund	295,328	6,981,573
		11,620,484
Total Investment Companies (Cost $186,066,449)		221,726,857

TOTAL INVESTMENTS–100.07% (Cost $186,066,449)	221,726,857
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(145,182)
NET ASSETS APPLICABLE TO 17,319,961 SHARES OUTSTANDING–100.00%	$221,581,675
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($11,782,644 / 920,232 Shares)	$12.804
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($209,799,031 / 16,399,729 Shares)	$12.793
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$185,571,387
Distributable earnings/(accumulated loss)	36,010,288
TOTAL NET ASSETS	$221,581,675

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $825,831 payable for securities purchased, $20,399 payable for fund shares redeemed, $25,281 other accrued expenses payable, $104,307 due to manager and affiliates and $26,569 due to custodian as of December 31, 2020.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–10

LVIP American Allocation Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 17,049,989	$ 14,275,211	$ 4,435,097
Dividends from affiliated investments	452,089	—	—
	17,502,078	14,275,211	4,435,097
EXPENSES:
Distribution fees-Service Class	2,989,731	2,912,210	679,598
Management fees	2,235,708	2,124,940	512,571
Shareholder servicing fees	259,342	246,493	59,458
Accounting and administration expenses	113,622	110,386	62,902
Professional fees	32,634	31,908	23,746
Reports and statements to shareholders	25,744	18,813	6,737
Custodian fees	24,348	26,223	9,854
Trustees’ fees and expenses	21,964	20,870	5,056
Consulting fees	2,849	2,827	2,393
Pricing fees	731	545	517
Other	13,296	14,608	4,679
	5,719,969	5,509,823	1,367,511
Less:
Management fees waived	(447,142)	(424,988)	(102,514)
Total operating expenses	5,272,827	5,084,835	1,264,997
NET INVESTMENT INCOME	12,229,251	9,190,376	3,170,100
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	203,484	—	—
Sale of unaffiliated investments	10,947,417	9,161,611	1,534,778
Distributions from unaffiliated investment companies	15,589,545	15,456,509	2,565,181
Net realized gain	26,740,446	24,618,120	4,099,959
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	1,079,663	—	—
Unaffiliated investments	96,477,655	102,431,620	19,474,918
Net change in unrealized appreciation (depreciation)	97,557,318	102,431,620	19,474,918
NET REALIZED AND UNREALIZED GAIN	124,297,764	127,049,740	23,574,877
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,527,015	$136,240,116	$26,744,977
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–11

LVIP American Allocation Funds
Statements of Changes in Net Assets
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,229,251	$ 15,213,469	$ 9,190,376	$ 12,823,393	$ 3,170,100	$ 3,819,461
Net realized gain	26,740,446	32,278,771	24,618,120	35,892,481	4,099,959	3,917,687
Net change in unrealized appreciation (depreciation)	97,557,318	91,140,448	102,431,620	100,834,496	19,474,918	17,805,356
Net increase in net assets resulting from operations	136,527,015	138,632,688	136,240,116	149,550,370	26,744,977	25,542,504
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,245,156)	(2,233,576)	(996,329)	(1,320,152)	(478,389)	(745,192)
Service Class	(42,721,248)	(48,948,400)	(43,066,912)	(61,799,759)	(7,924,177)	(13,041,156)
	(44,966,404)	(51,181,976)	(44,063,241)	(63,119,911)	(8,402,566)	(13,786,348)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,675,050	6,311,779	1,787,341	2,789,243	1,445,894	2,655,815
Service Class	65,236,570	68,272,727	61,013,195	41,385,757	26,641,154	25,865,507
Reinvestment of dividends and distributions:
Standard Class	2,245,156	2,233,576	996,329	1,320,152	478,389	745,192
Service Class	42,721,248	48,948,400	43,066,912	61,799,759	7,924,177	13,041,156
	120,878,024	125,766,482	106,863,777	107,294,911	36,489,614	42,307,670
Cost of shares redeemed:
Standard Class	(5,278,653)	(4,815,386)	(2,360,316)	(2,442,892)	(2,034,882)	(1,631,249)
Service Class	(131,779,371)	(126,403,120)	(133,731,788)	(124,362,713)	(36,738,232)	(34,286,925)
	(137,058,024)	(131,218,506)	(136,092,104)	(126,805,605)	(38,773,114)	(35,918,174)
Increase (decrease) in net assets derived from capital share transactions	(16,180,000)	(5,452,024)	(29,228,327)	(19,510,694)	(2,283,500)	6,389,496
NET INCREASE IN NET ASSETS	75,380,611	81,998,688	62,948,548	66,919,765	16,058,911	18,145,652
NET ASSETS:
Beginning of year	908,966,772	826,968,084	876,942,408	810,022,643	205,522,764	187,377,112
End of year	$ 984,347,383	$ 908,966,772	$ 939,890,956	$ 876,942,408	$221,581,675	$205,522,764
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.077	$ 11.823	$ 12.998	$ 11.865	$ 11.893
Income (loss) from investment operations:
Net investment income[1]	0.226	0.265	0.218	0.238	0.235
Net realized and unrealized gain (loss)	1.870	1.794	(0.724)	1.508	0.503
Total from investment operations	2.096	2.059	(0.506)	1.746	0.738
Less dividends and distributions from:
Net investment income	(0.262)	(0.323)	(0.263)	(0.282)	(0.256)
Net realized gain	(0.460)	(0.482)	(0.406)	(0.331)	(0.510)
Total dividends and distributions	(0.722)	(0.805)	(0.669)	(0.613)	(0.766)
Net asset value, end of period	$ 14.451	$ 13.077	$ 11.823	$ 12.998	$ 11.865
Total return[2]	16.38%	17.63%	(4.06%)	14.80%	6.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 49,888	$ 37,760	$ 30,739	$ 33,900	$30,474
Ratio of expenses to average net assets[3]	0.26%	0.25%	0.25%	0.24%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.30%	0.29%	0.28%
Ratio of net investment income to average net assets	1.70%	2.07%	1.69%	1.87%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.65%	2.02%	1.64%	1.82%	1.89%
Portfolio turnover	22%	12%	41%	27%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.069	$ 11.819	$ 12.991	$ 11.860	$ 11.890
Income (loss) from investment operations:
Net investment income[1]	0.179	0.220	0.172	0.193	0.192
Net realized and unrealized gain (loss)	1.863	1.790	(0.721)	1.506	0.501
Total from investment operations	2.042	2.010	(0.549)	1.699	0.693
Less dividends and distributions from:
Net investment income	(0.215)	(0.278)	(0.217)	(0.237)	(0.213)
Net realized gain	(0.460)	(0.482)	(0.406)	(0.331)	(0.510)
Total dividends and distributions	(0.675)	(0.760)	(0.623)	(0.568)	(0.723)
Net asset value, end of period	$ 14.436	$ 13.069	$ 11.819	$ 12.991	$ 11.860
Total return[2]	15.97%	17.22%	(4.39%)	14.41%	5.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$934,459	$871,206	$796,230	$888,018	$794,787
Ratio of expenses to average net assets[3]	0.61%	0.60%	0.60%	0.59%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.65%	0.64%	0.63%
Ratio of net investment income to average net assets	1.35%	1.72%	1.34%	1.52%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.67%	1.29%	1.47%	1.54%
Portfolio turnover	22%	12%	41%	27%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.459	$ 12.168	$ 13.632	$ 12.207	$ 12.265
Income (loss) from investment operations:
Net investment income[1]	0.192	0.244	0.210	0.222	0.229
Net realized and unrealized gain (loss)	2.057	2.099	(0.856)	1.904	0.561
Total from investment operations	2.249	2.343	(0.646)	2.126	0.790
Less dividends and distributions from:
Net investment income	(0.219)	(0.314)	(0.272)	(0.258)	(0.251)
Net realized gain	(0.544)	(0.738)	(0.546)	(0.443)	(0.597)
Total dividends and distributions	(0.763)	(1.052)	(0.818)	(0.701)	(0.848)
Net asset value, end of period	$ 14.945	$ 13.459	$ 12.168	$ 13.632	$ 12.207
Total return[2]	17.21%	19.61%	(5.00%)	17.56%	6.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,171	$ 17,758	$ 14,524	$ 15,691	$15,462
Ratio of expenses to average net assets[3]	0.26%	0.25%	0.25%	0.24%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.30%	0.29%	0.27%
Ratio of net investment income to average net assets	1.42%	1.84%	1.55%	1.68%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.37%	1.79%	1.50%	1.63%	1.79%
Portfolio turnover	19%	12%	44%	26%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.450	$ 12.163	$ 13.624	$ 12.203	$ 12.263
Income (loss) from investment operations:
Net investment income[1]	0.145	0.197	0.162	0.175	0.185
Net realized and unrealized gain (loss)	2.048	2.095	(0.853)	1.901	0.560
Total from investment operations	2.193	2.292	(0.691)	2.076	0.745
Less dividends and distributions from:
Net investment income	(0.171)	(0.267)	(0.224)	(0.212)	(0.208)
Net realized gain	(0.544)	(0.738)	(0.546)	(0.443)	(0.597)
Total dividends and distributions	(0.715)	(1.005)	(0.770)	(0.655)	(0.805)
Net asset value, end of period	$ 14.928	$ 13.450	$ 12.163	$ 13.624	$ 12.203
Total return[2]	16.79%	19.20%	(5.34%)	17.15%	6.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$919,720	$859,184	$795,498	$888,216	$815,300
Ratio of expenses to average net assets[3]	0.61%	0.60%	0.60%	0.59%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.65%	0.64%	0.62%
Ratio of net investment income to average net assets	1.07%	1.49%	1.20%	1.33%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.02%	1.44%	1.15%	1.28%	1.44%
Portfolio turnover	19%	12%	44%	26%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–16

LVIP American Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.701	$ 11.012	$ 11.770	$ 11.098	$ 11.047
Income (loss) from investment operations:
Net investment income[1]	0.226	0.267	0.229	0.225	0.234
Net realized and unrealized gain (loss)	1.415	1.287	(0.526)	0.911	0.388
Total from investment operations	1.641	1.554	(0.297)	1.136	0.622
Less dividends and distributions from:
Net investment income	(0.281)	(0.286)	(0.258)	(0.278)	(0.258)
Net realized gain	(0.257)	(0.579)	(0.203)	(0.186)	(0.313)
Total dividends and distributions	(0.538)	(0.865)	(0.461)	(0.464)	(0.571)
Net asset value, end of period	$ 12.804	$ 11.701	$ 11.012	$ 11.770	$ 11.098
Total return[2]	14.17%	14.30%	(2.57%)	10.27%	5.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11,783	$ 10,924	$ 8,626	$ 9,096	$ 7,772
Ratio of expenses to average net assets[3]	0.29%	0.28%	0.28%	0.27%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.34%	0.33%	0.33%	0.32%	0.30%
Ratio of net investment income to average net assets	1.87%	2.28%	1.95%	1.92%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	2.23%	1.90%	1.87%	2.01%
Portfolio turnover	25%	17%	31%	32%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–17

LVIP American Income Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.694	$ 11.009	$ 11.764	$ 11.094	$ 11.044
Income (loss) from investment operations:
Net investment income[1]	0.184	0.225	0.188	0.183	0.194
Net realized and unrealized gain (loss)	1.411	1.285	(0.525)	0.910	0.387
Total from investment operations	1.595	1.510	(0.337)	1.093	0.581
Less dividends and distributions from:
Net investment income	(0.239)	(0.246)	(0.215)	(0.237)	(0.218)
Net realized gain	(0.257)	(0.579)	(0.203)	(0.186)	(0.313)
Total dividends and distributions	(0.496)	(0.825)	(0.418)	(0.423)	(0.531)
Net asset value, end of period	$ 12.793	$ 11.694	$ 11.009	$ 11.764	$ 11.094
Total return[2]	13.77%	13.90%	(2.91%)	9.89%	5.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$209,799	$194,599	$178,751	$203,163	$185,535
Ratio of expenses to average net assets[3]	0.64%	0.63%	0.63%	0.62%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.69%	0.68%	0.68%	0.67%	0.65%
Ratio of net investment income to average net assets	1.52%	1.93%	1.60%	1.57%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.88%	1.55%	1.52%	1.66%
Portfolio turnover	25%	17%	31%	32%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–18

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Allocation Funds–19

LVIP American Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$54,903	$52,199	$12,601
Legal	9,714	9,236	2,229
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$16,472	$9,980	$3,682
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had liabilities payable to affiliates as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$164,476	$157,300	$37,218
Distribution fees payable to LFD	273,737	269,366	61,693
Shareholder servicing fees payable to Lincoln Life	23,849	22,809	5,396
LVIP American Allocation Funds–20

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP American Balanced Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-2.88%@
Fixed Income Fund-2.88%@
✢American Funds Insurance Series® – Mortgage Fund	$26,556,799	$8,441,123	$7,906,214	$203,484	$1,079,663	$28,374,855	2,553,992	$452,089	$—

@ As a percentage of Net Assets as of December 31, 2020.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$197,761,949	$163,794,231	$51,229,912
Sales	232,429,280	211,386,884	55,741,395
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$774,641,243	$720,367,479	$188,807,533
Aggregate unrealized appreciation of investments	$209,372,614	$220,387,396	$ 32,919,324
Aggregate unrealized depreciation of investments	—	—	—
Net unrealized appreciation of investments	$209,372,614	$220,387,396	$ 32,919,324
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP American Allocation Funds–21

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:
Assets:
Affiliated Investment Company	$ 28,374,855	$ —	$ —
Unaffiliated Investment Companies	955,639,002	940,754,875	221,726,857
Total Investments	$984,013,857	$940,754,875	$221,726,857
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2020
Ordinary income	$15,719,624	$11,302,347	$ 4,461,388
Long-term capital gains	29,246,780	32,760,894	3,941,178
Total	$44,966,404	$44,063,241	$ 8,402,566
Year ended December 31, 2019
Ordinary income	$18,547,127	$16,112,235	$ 4,403,043
Long-term capital gains	32,634,849	47,007,676	9,383,305
Total	$51,181,976	$63,119,911	$13,786,348
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed ordinary income	$ 3,323,815	$ 3,425,100	$ 148,064
Undistributed long-term capital gains	21,058,853	20,204,396	2,942,901
Other temporary differences	(1)	—	—
Net unrealized appreciation	209,372,613	220,387,396	32,919,323
Distributable earnings/(accumulated loss)	$233,755,280	$244,016,892	$36,010,288
LVIP American Allocation Funds–22

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	803,663	488,753	132,205	209,837	120,367	225,088
Service Class	4,965,706	5,336,900	4,621,483	3,149,283	2,220,285	2,217,746
Shares reinvested:
Standard Class	163,308	173,446	71,680	100,481	38,191	64,218
Service Class	3,131,711	3,813,240	3,121,240	4,721,060	634,871	1,126,814
	9,064,388	9,812,339	7,946,608	8,180,661	3,013,714	3,633,866
Shares redeemed:
Standard Class	(402,153)	(374,551)	(173,679)	(184,504)	(171,973)	(139,030)
Service Class	(10,027,772)	(9,858,249)	(10,013,287)	(9,392,133)	(3,096,055)	(2,940,778)
	(10,429,925)	(10,232,800)	(10,186,966)	(9,576,637)	(3,268,028)	(3,079,808)
Net increase (decrease)	(1,365,537)	(420,461)	(2,240,358)	(1,395,976)	(254,314)	554,058
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
8. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP American Allocation Funds–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP American Allocation Funds–24

LVIP American Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2020. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Balanced Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation Composite). The Board noted that the Fund’s total return was above the Morningstar peer group median and below the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
LVIP American Allocation Funds–25

LVIP American Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2021. The Board noted that the net investment management fee for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, giving effect to each Fund’s advisory fee waiver, was higher than the median net investment management fee of the Fund’s respective Morningstar peer group and that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was lower than the median net expense ratio (including AFFE) of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Allocation Funds–31

LVIP American Century Select Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP American Century Select Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: American Century Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 5.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell Midcap® Value Index1, returned 4.96%.
U.S. equity markets, as measured by the Russell 3000® Index2, performed well for the full year, rebounding from the first recession and bear market in a decade. Equity markets declined sharply in early 2020 amid significant volatility as the coronavirus pandemic led to severe economic disruptions. Additionally, a price war between Saudi Arabia and Russia drove oil prices to record lows, further straining financial markets. Unprecedented fiscal and monetary stimulus by governments and central banks around the world helped markets recover. Despite historic declines in GDP during the second quarter of 2020, optimism surrounding the development of a COVID-19 vaccine and better-than-expected economic data supported a sharp rebound by equity markets during the second half of the year. Add it all up, and the broad U.S. Russell 3000® Index finished the year at an all-time high.
Stock performance varied widely by size and style. Growth stocks significantly outperformed value, as investors sought companies able to deliver dependable earnings growth. Performance was narrowly focused in some of the fastest-growing technology companies, which were well positioned for the new technology-enabled work-from-home environment. Similarly, large-cap stocks beat more economically sensitive small caps for the year, as larger companies have more arms to their business and avenues to support profitability.
Performance shifted markedly in the fourth quarter, however, when the announcement of effective vaccines suggested an economic recovery in 2021. In that environment, value and small-cap stocks performed very well relative to previous leaders’ growth and large-cap stocks. That helped close the gap in performance by size and style; nevertheless, growth- and large-company stocks outperformed for the full year.
Growth-oriented stocks performed particularly well during the year and led contributions to return. Accordingly, the leading sources of strength were information technology and health care stocks. In the IT sector, software, IT services and semiconductors and semiconductor equipment makers were key contributors.
In a period of such strong performance, economically sensitive energy and financials stocks detracted from absolute performance. Energy stocks endured a difficult year that began with concerns about oil oversupply that were compounded by a slump in demand resulting from a global recession. Financials stocks, too, were hit by weaker economic growth, falling interest rates and a flatter yield curve for much of the year. Reflecting these conditions, a number of the leading individual detractors for the year were regional banks.
IT services stocks led the sector, driven by increased usage of digital payments. Some of the leading individual contributors to relative results resided in this space. Selection and allocation decisions in real estate and health care contributed meaningfully to relative performance. REIT SBA Communications3 was a leading contributor, benefiting from the long-term trend of 5G technology. In health care, Immunomedics3 was a significant contributor following Gilead Sciences’ announcement that it would acquire the maker of cancer drugs. We eliminated the position. Square, the payments company, outperformed as its main businesses—small retailers and peer to peer—have both benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. These are secular trends that have been accelerated by the pandemic.
Not owning outperforming stocks in the interactive media and services industry weighed on relative performance, as those stocks were strong performers during the pandemic. The portfolio’s lack of exposure to cyclical metals and mining stocks detracted from relative returns. Market speculation over lower U.S. interest rates, the dollar’s weakness and geopolitical tensions in the Middle East boosted the price of gold and gold mining stocks. It hurt performance compared with the benchmark to have no exposure to gold miner Newmont.
Comerica was a notable detractor. Lower interest rates and increased credit risk from worsening economic conditions in the first half of the year drove this bank stock to underperform. We eliminated the position.
Exposure to derivatives did not have a material effect on performance in the period.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
American Century Investment
Management, Inc.:	Rob Brookby
Phillip Davidson
Michael Liss
Kevin Toney
Brian Woglom
Nalin Yogasundram
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,686 for the Standard Class shares and to $17,263 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $17,384. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.16%
Five Years	+ 10.02%
Inception (1/2/14)	+ 8.49%
Service Class Shares
One Year	+ 4.82%
Five Years	+ 9.64%
Inception (1/2/14)	+ 8.12%
1. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth value.
2. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
3.Security was not held in the Fund as of 12/31/2020.

LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,229.00	0.87%	$4.87
Service Class Shares	1,000.00	1,226.90	1.22%	6.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.60	0.87%	$4.42
Service Class Shares	1,000.00	1,019.10	1.22%	6.19

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.35%
Aerospace & Defense	2.21%
Airlines	1.27%
Auto Components	1.28%
Automobiles	0.76%
Banks	3.81%
Beverages	0.20%
Biotechnology	0.80%
Building Products	1.23%
Capital Markets	6.23%
Chemicals	0.20%
Commercial Services & Supplies	1.24%
Communications Equipment	1.82%
Containers & Packaging	3.07%
Distributors	0.90%
Electric Utilities	3.42%
Electrical Equipment	5.17%
Electronic Equipment, Instruments & Components	1.54%
Energy Equipment & Services	0.21%
Entertainment	0.64%
Equity Real Estate Investment Trusts	3.03%
Food & Staples Retailing	1.94%
Food Products	3.97%
Gas Utilities	1.25%
Health Care Equipment & Supplies	5.93%
Health Care Providers & Services	5.79%
Health Care Technology	1.63%
Hotels, Restaurants & Leisure	1.28%
Household Durables	0.29%
Household Products	0.58%
Insurance	4.65%
Interactive Media & Services	0.33%
Internet & Direct Marketing Retail	0.16%
IT Services	0.84%
Leisure Products	0.63%
Life Sciences Tools & Services	0.46%
Machinery	4.01%
Media	0.88%
Multiline Retail	0.74%
Multi-Utilities	1.37%
Oil, Gas & Consumable Fuels	1.47%
Paper & Forest Products	1.01%
Personal Products	0.27%
Pharmaceuticals	0.35%
Professional Services	0.57%
Road & Rail	1.09%
Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	2.76%
Software	3.58%
Specialty Retail	1.96%
Technology Hardware, Storage & Peripherals	1.00%
Textiles, Apparel & Luxury Goods	0.26%
Thrifts & Mortgage Finance	0.43%
Trading Companies & Distributors	1.06%
Wireless Telecommunication Services	0.78%
Exchange-Traded Fund	1.79%
Money Market Fund	5.39%
Total Investments	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%

Top 10 Equity Holdings	Percentage of Net Assets
Zimmer Biomet Holdings	2.20%
Northern Trust	1.85%
Emerson Electric	1.79%
Chubb	1.78%
F5 Networks	1.54%
nVent Electric	1.53%
Universal Health Services Class B	1.36%
Bank of New York Mellon	1.30%
Southwest Airlines	1.27%
Koninklijke Ahold Delhaize	1.27%
Total	15.89%

LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.35%
Aerospace & Defense–2.21%
BAE Systems	575,748	$ 3,839,534
General Dynamics	30,262	4,503,591
Textron	76,123	3,679,024
		12,022,149
Airlines–1.27%
†Southwest Airlines	148,176	6,906,483
		6,906,483
Auto Components–1.28%
†Aptiv	29,070	3,787,530
BorgWarner	82,309	3,180,420
		6,967,950
Automobiles–0.76%
Honda Motor ADR	145,921	4,122,268
		4,122,268
Banks–3.81%
Commerce Bancshares	74,608	4,901,746
†Eastern Bankshares	63,798	1,040,545
M&T Bank	25,996	3,309,291
PNC Financial Services Group	19,394	2,889,706
Truist Financial	114,553	5,490,525
Westamerica Bancorporation	55,150	3,049,244
		20,681,057
Beverages–0.20%
†Boston Beer Class A	1,087	1,080,793
		1,080,793
Biotechnology–0.80%
†ACADIA Pharmaceuticals	13,222	706,848
†Alnylam Pharmaceuticals	7,075	919,538
†Argenx ADR	2,421	711,992
†Natera	5,399	537,308
†Seagen	4,618	808,796
†Turning Point Therapeutics	5,296	645,318
		4,329,800
Building Products–1.23%
Johnson Controls International	120,551	5,616,471
Trane Technologies	7,157	1,038,910
		6,655,381
Capital Markets–6.23%
Ameriprise Financial	30,029	5,835,536
Bank of New York Mellon	166,676	7,073,729
LPL Financial Holdings	9,830	1,024,483
MarketAxess Holdings	1,909	1,089,199
MSCI	3,688	1,646,803
Northern Trust	107,550	10,017,207
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
State Street	36,671	$ 2,668,915
T. Rowe Price Group	29,508	4,467,216
		33,823,088
Chemicals–0.20%
Albemarle	4,091	603,505
Element Solutions	27,851	493,798
		1,097,303
Commercial Services & Supplies–1.24%
Republic Services	69,834	6,725,014
		6,725,014
Communications Equipment–1.82%
†Arista Networks	5,088	1,478,420
†F5 Networks	47,602	8,375,096
		9,853,516
Containers & Packaging–3.07%
Avery Dennison	9,930	1,540,242
Ball	13,491	1,257,091
Graphic Packaging Holding	211,559	3,583,810
Packaging Corp. of America	25,367	3,498,363
Sonoco Products	114,437	6,780,392
		16,659,898
Distributors–0.90%
Genuine Parts	41,041	4,121,748
†LKQ	22,180	781,623
		4,903,371
Electric Utilities–3.42%
Edison International	99,055	6,222,635
Evergy	43,551	2,417,516
Eversource Energy	6,314	546,224
Pinnacle West Capital	85,330	6,822,134
Xcel Energy	37,900	2,526,793
		18,535,302
Electrical Equipment–5.17%
AMETEK	11,969	1,447,531
Emerson Electric	121,038	9,727,824
†Generac Holdings	1,778	404,335
Hubbell	42,739	6,701,048
nVent Electric	356,181	8,295,455
Rockwell Automation	2,592	650,100
†Sensata Technologies Holding	15,245	804,021
		28,030,314
Electronic Equipment, Instruments & Components–1.54%
Cognex	32,072	2,574,901
†Keysight Technologies	16,165	2,135,235
LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
TE Connectivity	30,088	$ 3,642,754
		8,352,890
Energy Equipment & Services–0.21%
Baker Hughes	55,987	1,167,329
		1,167,329
Entertainment–0.64%
†Live Nation Entertainment	11,651	856,116
†Roku	4,471	1,484,461
†Zynga Class A	113,551	1,120,748
		3,461,325
Equity Real Estate Investment Trusts–3.03%
Healthcare Trust of America Class A	86,519	2,382,733
Healthpeak Properties	126,231	3,815,963
MGM Growth Properties Class A	134,999	4,225,469
Welltower	35,447	2,290,585
Weyerhaeuser	111,257	3,730,447
		16,445,197
Food & Staples Retailing–1.94%
Koninklijke Ahold Delhaize	244,159	6,888,050
Sysco	48,956	3,635,472
		10,523,522
Food Products–3.97%
Conagra Brands	177,162	6,423,894
JM Smucker	49,767	5,753,065
Kellogg	62,588	3,894,852
Mondelez International Class A	32,491	1,899,749
Orkla	349,721	3,550,519
		21,522,079
Gas Utilities–1.25%
Atmos Energy	36,330	3,466,972
Spire	51,903	3,323,868
		6,790,840
Health Care Equipment & Supplies–5.93%
†Align Technology	4,193	2,240,655
Becton Dickinson and Co	18,080	4,523,978
†DexCom	2,154	796,377
†Envista Holdings	143,148	4,828,382
Hill-Rom Holdings	23,186	2,271,532
†Hologic	21,862	1,592,209
†IDEXX Laboratories	3,297	1,648,071
†Masimo	323	86,687
Teleflex	5,471	2,251,700
Zimmer Biomet Holdings	77,387	11,924,563
		32,164,154
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–5.79%
†Amedisys	4,623	$ 1,356,065
Cardinal Health	97,363	5,214,762
Encompass Health	27,641	2,285,634
†Henry Schein	65,528	4,381,202
McKesson	26,303	4,574,618
Quest Diagnostics	52,277	6,229,850
†Universal Health Services Class B	53,581	7,367,388
		31,409,519
Health Care Technology–1.63%
Cerner	75,330	5,911,898
†Teladoc Health	5,620	1,123,775
†Veeva Systems Class A	6,615	1,800,934
		8,836,607
Hotels, Restaurants & Leisure–1.28%
†Chipotle Mexican Grill	819	1,135,716
†Las Vegas Sands	21,829	1,301,008
†Sodexo	53,452	4,520,633
		6,957,357
Household Durables–0.29%
DR Horton	10,585	729,518
†Mohawk Industries	6,094	858,950
		1,588,468
Household Products–0.58%
Kimberly-Clark	23,253	3,135,202
		3,135,202
Insurance–4.65%
Aflac	121,912	5,421,427
Arthur J. Gallagher & Co.	24,630	3,046,977
Brown & Brown	15,917	754,625
Chubb	62,666	9,645,551
Reinsurance Group of America	48,667	5,640,505
†Selectquote	34,924	724,673
		25,233,758
Interactive Media & Services–0.33%
†Match Group	11,755	1,777,238
		1,777,238
Internet & Direct Marketing Retail–0.16%
†Chewy Class A	9,559	859,259
		859,259
IT Services–0.84%
†Square Class A	8,352	1,817,729
†Twilio Class A	8,056	2,726,956
		4,544,685

LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products–0.63%
†Peloton Interactive Class A	5,002	$ 758,904
Polaris	27,922	2,660,408
		3,419,312
Life Sciences Tools & Services–0.46%
†Mettler-Toledo International	1,487	1,694,704
†Repligen	4,079	781,659
		2,476,363
Machinery–4.01%
Crane	30,296	2,352,787
Cummins	11,198	2,543,066
Graco	15,736	1,138,500
IMI	293,733	4,680,757
Oshkosh	53,821	4,632,374
PACCAR	48,499	4,184,494
Parker-Hannifin	6,262	1,705,831
Westinghouse Air Brake Technologies	7,326	536,263
		21,774,072
Media–0.88%
†Fox Class B	164,570	4,752,782
		4,752,782
Multiline Retail–0.74%
†Dollar Tree	37,002	3,997,696
		3,997,696
Multi-Utilities–1.37%
Ameren	21,258	1,659,400
NorthWestern	98,701	5,755,255
		7,414,655
Oil, Gas & Consumable Fuels–1.47%
Cimarex Energy	63,341	2,375,921
ConocoPhillips	140,736	5,628,033
		8,003,954
Paper & Forest Products–1.01%
Mondi	234,369	5,491,700
		5,491,700
Personal Products–0.27%
Shiseido	21,600	1,495,243
		1,495,243
Pharmaceuticals–0.35%
†Horizon Therapeutics	12,563	918,984
†Jazz Pharmaceuticals	5,886	971,484
		1,890,468
Professional Services–0.57%
†CoStar Group	919	849,413
TransUnion	8,609	854,185
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Verisk Analytics	6,686	$ 1,387,947
		3,091,545
Road & Rail–1.09%
Heartland Express	176,063	3,186,740
Norfolk Southern	11,531	2,739,881
		5,926,621
Semiconductors & Semiconductor Equipment–2.76%
†Advanced Micro Devices	9,346	857,122
Applied Materials	56,417	4,868,787
Marvell Technology Group	32,532	1,546,571
†Maxim Integrated Products	22,252	1,972,640
Microchip Technology	1,828	252,465
Skyworks Solutions	12,143	1,856,422
Teradyne	14,300	1,714,427
Xilinx	13,661	1,936,720
		15,005,154
Software–3.58%
†Atlassian Class A	4,394	1,027,625
†Cadence Design Systems	24,138	3,293,147
†Coupa Software	4,194	1,421,389
†DocuSign	5,557	1,235,321
†Envestnet	9,069	746,288
†HubSpot	4,408	1,747,508
†Manhattan Associates	16,446	1,729,790
Open Text	49,964	2,271,363
†Palo Alto Networks	6,609	2,348,772
†RingCentral Class A	4,383	1,661,025
†Slack Technologies Class A	11,308	477,650
†Splunk	8,759	1,488,067
		19,447,945
Specialty Retail–1.96%
Advance Auto Parts	39,118	6,161,476
†Burlington Stores	6,681	1,747,416
†Carvana	2,423	580,405
†Five Below	5,874	1,027,832
Lithia Motors Class A	3,743	1,095,464
		10,612,593
Technology Hardware, Storage & Peripherals–1.00%
HP	220,692	5,426,816
		5,426,816
Textiles, Apparel & Luxury Goods–0.26%
†Lululemon Athletica	4,074	1,417,874
		1,417,874
Thrifts & Mortgage Finance–0.43%
Capitol Federal Financial	186,639	2,332,987
		2,332,987

LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–1.06%
MSC Industrial Direct Class A	56,197	$ 4,742,465
WW Grainger	2,461	1,004,925
		5,747,390
Wireless Telecommunication Services–0.78%
Rogers Communications Class B	90,933	4,233,396
		4,233,396
Total Common Stock (Cost $416,051,197)		501,121,682

EXCHANGE-TRADED FUND–1.79%
iShares Russell Mid-Cap Value ETF	99,788	9,675,444
Total Exchange-Traded Fund (Cost $7,700,615)		9,675,444
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.39%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	29,254,180	$ 29,254,180
Total Money Market Fund (Cost $29,254,180)		29,254,180

TOTAL INVESTMENTS–99.53% (Cost $453,005,992)	540,051,306
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	2,574,878
NET ASSETS APPLICABLE TO 39,756,973 SHARES OUTSTANDING–100.00%	$542,626,184
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($17,686 / 1,294 Shares)	$13.667 [1]
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($542,608,498 / 39,755,679 Shares)	$13.649
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$476,493,404
Distributable earnings/(accumulated loss)	66,132,780
TOTAL NET ASSETS	$542,626,184

1	Net Asset Value Per Share does not recalculate exactly, due to rounding.

† Non-income producing.
★ Includes $1,903,336 cash collateral held at broker for futures contracts, $60,046 variation margin due from broker on futures contracts, $541,468 payable for securities purchased, $311,031 payable for fund shares redeemed, $75,865 other accrued expenses payable and $518,346 due to manager and affiliates as of December 31, 2020.
LVIP American Century Select Mid Cap Managed Volatility Fund–8

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	JPY	(411,816,481)	USD	3,970,846	3/31/21	$ —	$ (21,810)
BOA	JPY	3,479,760	USD	(33,759)	3/31/21	—	(22)
BOA	JPY	14,110,958	USD	(136,321)	3/31/21	488	—
BOA	JPY	(6,181,920)	USD	60,017	3/31/21	82	—
CSI	EUR	(8,357,513)	USD	10,262,177	3/31/21	31,076	—
CSI	EUR	276,564	USD	(337,384)	3/31/21	1,179	—
GSI	NOK	(25,190,054)	USD	2,898,107	3/31/21	—	(38,738)
GSI	NOK	(689,650)	USD	80,588	3/31/21	183	—
JPMC	GBP	(9,279,203)	USD	12,498,913	3/31/21	—	(197,549)
JPMC	GBP	289,836	USD	(387,295)	3/31/21	9,279	—
MSC	CAD	(4,623,670)	USD	3,629,824	3/31/21	—	(3,451)
Total Foreign Currency Exchange Contracts						$42,287	$(261,570)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
9	British Pound	$ 768,319	$ 752,621	3/15/21	$ 15,698	$ —
8	Euro	1,224,600	1,214,661	3/15/21	9,939	—
7	Japanese Yen	847,787	842,243	3/15/21	5,544	—
					31,181	—
Equity Contracts:
21	E-mini Russell 2000 Index	2,073,540	2,000,201	3/19/21	73,339	—
44	E-mini S&P 500 Index	8,247,360	8,061,337	3/19/21	186,023	—
59	E-mini S&P MidCap 400 Index	13,590,650	13,206,024	3/19/21	384,626	—
29	Euro STOXX 50 Index	1,257,689	1,239,912	3/19/21	17,777	—
9	FTSE 100 Index	790,142	799,963	3/19/21	—	(9,821)
4	Nikkei 225 Index (OSE)	1,062,999	1,025,825	3/11/21	37,174	—
					698,939	(9,821)
Total Futures Contracts					$730,120	$(9,821)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CAD–Canadian Dollar
CSI–Credit Suisse International
ETF–Exchange-Traded Fund
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GSI–Goldman Sachs International
IT–Information Technology
JPMC–JPMorgan Chase
JPY–Japanese Yen
LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
MSC–Morgan Stanley & Co.
NOK–Norwegian Krone
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 9,841,352
Foreign taxes withheld	(103,996)
9,737,356
EXPENSES:
Management fees	3,732,885
Distribution fees-Service Class	1,741,959
Accounting and administration expenses	191,559
Shareholder servicing fees	144,338
Custodian fees	117,749
Reports and statements to shareholders	62,068
Professional fees	43,670
Pricing fees	38,639
Trustees’ fees and expenses	12,232
Consulting fees	3,422
Other	13,119
6,101,640
Less:
Management fees waived	(16,874)
Total operating expenses	6,084,766
NET INVESTMENT INCOME	3,652,590
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(4,271,572)
Foreign currencies	(12,353)
Foreign currency exchange contracts	(1,409,190)
Futures contracts	(17,083,821)
Net realized loss	(22,776,936)
Net change in unrealized appreciation (depreciation) of:
Investments	48,717,182
Foreign currencies	940
Foreign currency exchange contracts	71,693
Futures contracts	433,112
Net change in unrealized appreciation (depreciation)	49,222,927
NET REALIZED AND UNREALIZED GAIN	26,445,991
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 30,098,581
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,652,590	$ 5,081,998
Net realized gain (loss)	(22,776,936)	42,084,540
Net change in unrealized appreciation (depreciation)	49,222,927	59,191,812
Net increase in net assets resulting from operations	30,098,581	106,358,350
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,069)	(1,087)
Service Class	(34,034,791)	(31,731,041)
Return of capital:
Standard Class	(69)	—
Service Class	(1,498,466)	—
	(35,534,395)	(31,732,128)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	68,220,376	85,680,215
Reinvestment of dividends and distributions:
Standard Class	1,138	1,087
Service Class	35,533,257	31,731,041
	103,754,771	117,412,343
Cost of shares redeemed:
Service Class	(75,642,833)	(45,670,105)
	(75,642,833)	(45,670,105)
Increase in net assets derived from capital share transactions	28,111,938	71,742,238
NET INCREASE IN NET ASSETS	22,676,124	146,368,460
NET ASSETS:
Beginning of year	519,950,060	373,581,600
End of year	$542,626,184	$519,950,060
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 14.029	$ 11.749	$ 13.801	$ 12.418	$ 10.706
Income (loss) from investment operations:
Net investment income[4]	0.137	0.199	0.154	0.154	0.164
Net realized and unrealized gain (loss)	0.442	3.034	(1.532)	1.552	1.740
Total from investment operations	0.579	3.233	(1.378)	1.706	1.904
Less dividends and distributions from:
Net investment income	(0.084)	(0.440)	(0.156)	(0.167)	(0.192)
Net realized gain	(0.803)	(0.513)	(0.518)	(0.156)	—
Return of capital	(0.054)	—	—	—	—
Total dividends and distributions	(0.941)	(0.953)	(0.674)	(0.323)	(0.192)
Net asset value, end of period	$ 13.667	$ 14.029	$ 11.749	$ 13.801	$ 12.418
Total return[5]	5.16%	27.80%	(10.53%)	13.79%	17.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 18	$ 17	$ 13	$ 15	$ 13
Ratio of expenses to average net assets[6]	0.87%	0.60%	0.06%	0.06%	0.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.87%	0.83%	0.82%	0.81%	0.83%
Ratio of net investment income to average net assets	1.09%	1.47%	1.12%	1.17%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	1.23%	0.36%	0.42%	0.64%
Portfolio turnover	86%	58%	5%	7%	28%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 14.018	$ 11.747	$ 13.796	$ 12.420	$ 10.708
Income (loss) from investment operations:
Net investment income[4]	0.092	0.151	0.105	0.108	0.125
Net realized and unrealized gain (loss)	0.436	3.030	(1.523)	1.545	1.739
Total from investment operations	0.528	3.181	(1.418)	1.653	1.864
Less dividends and distributions from:
Net investment income	(0.057)	(0.397)	(0.113)	(0.121)	(0.152)
Net realized gain	(0.803)	(0.513)	(0.518)	(0.156)	—
Return of capital	(0.037)	—	—	—	—
Total dividends and distributions	(0.897)	(0.910)	(0.631)	(0.277)	(0.152)
Net asset value, end of period	$ 13.649	$ 14.018	$ 11.747	$ 13.796	$ 12.420
Total return[5]	4.82%	27.35%	(10.85%)	13.39%	17.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$542,608	$519,933	$ 373,568	$367,232	$259,496
Ratio of expenses to average net assets[6]	1.22%	0.95%	0.41%	0.41%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.22%	1.18%	1.17%	1.16%	1.18%
Ratio of net investment income to average net assets	0.74%	1.12%	0.77%	0.82%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.89%	0.01%	0.07%	0.29%
Portfolio turnover	86%	58%	5%	7%	28%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.01% of the Fund’s average daily net assets.
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.895% of the Fund’s average daily net assets for the Standard Class and 1.245% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.90% of the Fund’s average daily net assets for the Standard Class and 1.25% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2020, no expense reimbursements were subject to recoupment.
American Century Investment Management, Inc, (“American Century”) are sub-adviser to the Fund and is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays American Century a fee based on the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$30,574
Legal	5,410
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP American Century Select Mid Cap Managed Volatility Fund–15

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $53,361 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$343,569
Distribution fees payable to LFD	161,403
Shareholder servicing fees payable to Lincoln Life	13,374
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $519,208 and securities sales of $717,895, which resulted in net realized gains of $68,051.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$392,899,404
Sales	408,386,027
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$453,005,992
Aggregate unrealized appreciation of investments and derivatives	$ 93,819,129
Aggregate unrealized depreciation of investments and derivatives	(6,736,641)
Net unrealized appreciation of investments and derivatives	$ 87,082,488
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 8,182,615	$ 3,839,534	$—	$ 12,022,149
Airlines	6,906,483	—	—	6,906,483
Auto Components	6,967,950	—	—	6,967,950
Automobiles	4,122,268	—	—	4,122,268
Banks	20,681,057	—	—	20,681,057
Beverages	1,080,793	—	—	1,080,793
Biotechnology	4,329,800	—	—	4,329,800
Building Products	6,655,381	—	—	6,655,381
Capital Markets	33,823,088	—	—	33,823,088
Chemicals	1,097,303	—	—	1,097,303
Commercial Services & Supplies	6,725,014	—	—	6,725,014
Communications Equipment	9,853,516	—	—	9,853,516
Containers & Packaging	16,659,898	—	—	16,659,898
Distributors	4,903,371	—	—	4,903,371
Electric Utilities	18,535,302	—	—	18,535,302
Electrical Equipment	28,030,314	—	—	28,030,314
Electronic Equipment, Instruments & Components	8,352,890	—	—	8,352,890
Energy Equipment & Services	1,167,329	—	—	1,167,329
Entertainment	3,461,325	—	—	3,461,325
Equity Real Estate Investment Trusts	16,445,197	—	—	16,445,197
Food & Staples Retailing	3,635,472	6,888,050	—	10,523,522
Food Products	17,971,560	3,550,519	—	21,522,079
Gas Utilities	6,790,840	—	—	6,790,840
Health Care Equipment & Supplies	32,164,154	—	—	32,164,154
Health Care Providers & Services	31,409,519	—	—	31,409,519
Health Care Technology	8,836,607	—	—	8,836,607
Hotels, Restaurants & Leisure	2,436,724	4,520,633	—	6,957,357
Household Durables	1,588,468	—	—	1,588,468
Household Products	3,135,202	—	—	3,135,202
Insurance	25,233,758	—	—	25,233,758
Interactive Media & Services	1,777,238	—	—	1,777,238
Internet & Direct Marketing Retail	859,259	—	—	859,259
IT Services	4,544,685	—	—	4,544,685
Leisure Products	3,419,312	—	—	3,419,312
Life Sciences Tools & Services	2,476,363	—	—	2,476,363
Machinery	17,093,315	4,680,757	—	21,774,072
Media	4,752,782	—	—	4,752,782
Multiline Retail	3,997,696	—	—	3,997,696
Multi-Utilities	7,414,655	—	—	7,414,655
Oil, Gas & Consumable Fuels	8,003,954	—	—	8,003,954
Paper & Forest Products	—	5,491,700	—	5,491,700
Personal Products	—	1,495,243	—	1,495,243
Pharmaceuticals	1,890,468	—	—	1,890,468
Professional Services	3,091,545	—	—	3,091,545
Road & Rail	5,926,621	—	—	5,926,621
Semiconductors & Semiconductor Equipment	15,005,154	—	—	15,005,154
Software	19,447,945	—	—	19,447,945
LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Specialty Retail	$ 10,612,593	$ —	$—	$ 10,612,593
Technology Hardware, Storage & Peripherals	5,426,816	—	—	5,426,816
Textiles, Apparel & Luxury Goods	1,417,874	—	—	1,417,874
Thrifts & Mortgage Finance	2,332,987	—	—	2,332,987
Trading Companies & Distributors	5,747,390	—	—	5,747,390
Wireless Telecommunication Services	4,233,396	—	—	4,233,396
Exchange-Traded Fund	9,675,444	—	—	9,675,444
Money Market Fund	29,254,180	—	—	29,254,180
Total Investments	$509,584,870	$30,466,436	$—	$540,051,306
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 42,287	$—	$ 42,287
Futures Contracts	$730,120	$ —	$—	$ 730,120
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(261,570)	$—	$(261,570)
Futures Contract	$ (9,821)	$ —	$—	$ (9,821)
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to mark-to-market of futures contracts, mark-to-market on forward contracts and straddle loss deferral.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$2,289,114	$10,148,680
Long-term capital gains	31,746,746	21,583,448
Return of capital	1,498,535	—
Total	$35,534,395	$31,732,128
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(20,915,036)
Other temporary differences	(37,174)
Net unrealized appreciation	87,084,990
Distributable earnings/(accumulated loss)	$ 66,132,780
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP American Century Select Mid Cap Managed Volatility Fund–18

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$17,190,956	$3,724,080	$20,915,036
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	—	—
Service Class	5,610,163	6,374,506
Shares reinvested:
Standard Class	95	79
Service Class	3,012,722	2,304,509
	8,622,980	8,679,094
Shares redeemed:
Standard Class	—	—
Service Class	(5,957,806)	(3,388,373)
	(5,957,806)	(3,388,373)
Net increase	2,665,174	5,290,721
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP American Century Select Mid Cap Managed Volatility Fund–19

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments..
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP American Century Select Mid Cap Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 42,287	Receivables and other assets net of liabilities	$(261,570)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	698,939	Receivables and other assets net of liabilities	(9,821)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	31,181	Receivables and other assets net of liabilities	—
Total		$772,407		$(271,391)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (1,409,190)	$ 71,693
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(17,367,949)	404,321
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	284,128	28,791
Total		$(18,493,011)	$504,805
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$3,075,685	$31,113,000
Futures contracts (average notional value)	16,594,686	54,702,286
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP American Century Select Mid Cap Managed Volatility Fund–20

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP American Century Select Mid Cap Managed Volatility Fund–22

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Century Select Mid Cap Managed Volatility Fund–23

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and American Century Investment Management, Inc. (“American Century”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by American Century under the subadvisory agreement. The Board reviewed the services provided by American Century, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of American Century. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by American Century were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, and the average fees charged to other proprietary funds advised by American Century. The Board considered that LIAC compensates American Century from its fees and that the subadvisory fee schedules for the Fund were negotiated between LIAC and American Century, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and American Century, an unaffiliated third party, and that LIAC compensates American Century from its fees. The Board reviewed materials provided by American Century as to any additional benefits it receives and noted American Century’s statement that its relationship with the Fund may enhance its name recognition in the investment community and may enhance its ability to obtain research from broker-dealers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP American Century Select Mid Cap Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Century Select Mid Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP American Century Select Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Century Select Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Century Select Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Century Select Mid Cap Managed Volatility Fund–29

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP American Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 29.99% (Service Class II shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 16.25%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted a few key market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.
Stock selection and allocation within the information technology sector were large relative return drivers. The Fund’s relative weightings in ASML and TSMC, each semiconductor companies, benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Amazon also helped the fund’s relative returns, as its returns outpaced the market.
The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.
On a geographic basis, stocks of companies domiciled in the United States and the Netherlands were additive to results, while stocks of companies based in France and Switzerland detracted.
The Fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products, and whose values are not yet fully reflected in their share prices.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Patrice Collette
Paul Flynn
Jonathan Knowles
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,266. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $23,957. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Service Class II Shares
One Year	+ 29.99%
Five Years	+ 15.82%
Ten Years	+ 12.43%
1The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 29.23% (Service Class II shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned 16.33%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted a few key market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.
Fund holdings in the information technology and financial sectors contributed the most to relative returns. Information technology stock Cree widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care company Cortexyme detracted from returns.
While investments in U.S. companies were additive to returns, investments in companies domiciled in Brazil detracted.
The Fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds more than 250 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Michael Beckwith
Bradford Freer
Claudia Huntington
Harold La
Aidan O'Connell
Gregory Wendt
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,669. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $23,275. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Service Class II Shares
One Year	+ 29.23%
Five Years	+ 13.98%
Ten Years	+ 9.00%

LVIP American Funds–2

LVIP American Global Small Capitalization Fund
2020 Annual Report Commentary (unaudited) (continued)
1The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.
LVIP American Funds–3

LVIP American Growth Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 51.55% (Service Class II shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.
The Fund’s top contributors in relative terms were the consumer discretionary and communication services sectors. Investments in Tesla and Netflix were additive to relative results. Tesla’s shares soared as founder Elon Musk’s effort to bring electric vehicles into the mainstream gained traction, transforming the company’s underlying financial performance.
On the downside, investments in Suncor Energy and MTU Aero Engines detracted from relative returns. The Fund’s significantly lower-than-benchmark position in Apple, which proved to be a high-performing stock, also detracted from relative returns.
Although U.S. economic growth remained solid, the Fund’s portfolio managers are keeping a close watch on the impact of COVID-recovery and stimulus measures on economic indicators. Portfolio managers continue to favor well-positioned companies with capital appreciation potential that are capable of generating outstanding returns in myriad near-term economic environments. They also remain optimistic that our global research will help us identify attractive long-term investment opportunities.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Paul Benjamin
Mark Casey
Michael Kerr
Anne-Marie Peterson
Andraz Razen
Alan Wilson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $45,723. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $36,701. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Service Class II Shares
One Year	+ 51.55%
Five Years	+ 22.30%
Ten Years	+ 16.42%

LVIP American Funds–4

LVIP American Growth Fund
2020 Annual Report Commentary (unaudited) (continued)
1 The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Funds–5

LVIP American Growth-Income Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 13.14% (Service Class II shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.
Regarding the Fund, investments in the communications services sector contributed the most to the fund’s relative returns. Among these stocks, Netflix added the most to the fund’s relative results as shares soared while stay-at-home orders spurred demand for internet-streaming media. On the downside, the Fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the Fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.
The Fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Donald O'Neal
Keiko McKibben
Dylan Yolles
Charles Ellwein
J. Blair Frank
Claudia Huntington
William Robbins
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,017. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $36,701. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP American Funds–6

LVIP American Growth-Income Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Service Class II Shares
One Year	+ 13.14%
Five Years	+ 13.53%
Ten Years	+ 12.34%
1 The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Funds–7

LVIP American International Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 13.57% (Service Class II shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI All County World ex USA Index (net dividends)1, returned 10.65%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted a few key market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.
Investments in the consumer discretionary and health care sectors boosted relative returns. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was a top relative detractor.
The Fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities especially in regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Sung Lee
Renaud Samyn
Alfonso Barroso
Jesper Lyckeus
Christopher Thomsen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,381. For comparison, look at how the MSCI All County World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,163. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Service Class II Shares
One Year	+ 13.57%
Five Years	+ 10.31%
Ten Years	+ 6.28%
1The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and 26 emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.

LVIP American Funds–8

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee reimbursements in effect for the LVIP American Global Small Capitalization Fund.
LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Service Class II Shares	$1,000.00	$1,251.00	0.63%	$3.56
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.63%	$3.20
LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Service Class II Shares	$1,000.00	$1,339.10	0.65%	$3.82
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.65%	$3.30
LVIP American Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Service Class II Shares	$1,000.00	$1,356.00	0.63%	$3.73
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.63%	$3.20

LVIP American Funds–9

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Service Class II Shares	$1,000.00	$1,177.30	0.61%	$3.34
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.61%	$3.10
LVIP American International Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Service Class II Shares	$1,000.00	$1,283.10	0.64%	$3.62
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.64%	$3.20

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Funds–10

LVIP American Global Growth Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–100.05%
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
✢American Funds Insurance Series®– Global Growth Fund	9,360,656	$ 385,284,587
Total Affiliated Investment (Cost $242,385,895)		385,284,587

TOTAL INVESTMENTS–100.05% (Cost $242,385,895)	385,284,587
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(200,896)
NET ASSETS APPLICABLE TO 14,255,046 SHARES OUTSTANDING–100.00%	$385,083,691

✢ Class 1 shares.
The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–11

LVIP American Global Small Capitalization Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.07%
Global Equity Fund–100.07%
✢American Funds Insurance Series®– Global Small Capitalization Fund	2,601,341	$ 84,907,785
Total Investment Company (Cost $48,961,463)		84,907,785

TOTAL INVESTMENTS–100.07% (Cost $48,961,463)	84,907,785
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(58,364)
NET ASSETS APPLICABLE TO 4,090,839 SHARES OUTSTANDING–100.00%	$84,849,421

✢ Class 1 shares.
The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–12

LVIP American Growth Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth Fund	11,679,264	$ 1,403,964,310
Total Investment Company (Cost $781,147,222)		1,403,964,310

TOTAL INVESTMENTS–100.05% (Cost $781,147,222)	1,403,964,310
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(688,795)
NET ASSETS APPLICABLE TO 42,998,411 SHARES OUTSTANDING–100.00%	$1,403,275,515

✢ Class 1 shares.
The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–13

LVIP American Growth-Income Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth-Income Fund	19,210,639	$ 1,063,885,205
Total Investment Company (Cost $853,119,443)		1,063,885,205

TOTAL INVESTMENTS–100.05% (Cost $853,119,443)	1,063,885,205
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(526,412)
NET ASSETS APPLICABLE TO 46,129,148 SHARES OUTSTANDING–100.00%	$1,063,358,793

✢ Class 1 shares.
The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–14

LVIP American International Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
✢American Funds Insurance Series®– International Fund	12,478,526	$ 294,992,360
Total Investment Company (Cost $216,871,542)		294,992,360

TOTAL INVESTMENTS–100.05% (Cost $216,871,542)	294,992,360
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(158,111)
NET ASSETS APPLICABLE TO 17,582,571 SHARES OUTSTANDING–100.00%	$294,834,249

✢ Class 1 shares.
The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–15

LVIP American Funds
Statements of Assets and Liabilities
December 31, 2020
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
ASSETS:
Affiliated investments, at value	$385,284,587	$ —	$ —	$ —	$ —
Unaffiliated investments, at value	—	84,907,785	1,403,964,310	1,063,885,205	294,992,360
Receivable for fund shares sold	514,685	37,999	435,607	129,866	—
Receivable for securities sold	14,482	52,518	680,825	135,187	292,223
Prepaid expenses	2,015	282	6,851	5,557	1,552
TOTAL ASSETS	385,815,769	84,998,584	1,405,087,593	1,064,155,815	295,286,135
LIABILITIES:
Payable for fund shares redeemed	529,167	90,518	1,116,432	265,052	292,224
Due to manager and affiliates	185,659	42,386	675,106	512,367	142,688
Other accrued expenses payable	17,252	16,259	20,540	19,603	16,974
TOTAL LIABILITIES	732,078	149,163	1,812,078	797,022	451,886
TOTAL NET ASSETS	$385,083,691	$84,849,421	$1,403,275,515	$1,063,358,793	$294,834,249
Affiliated investments, at cost	$242,385,895	$ —	$ —	$ —	$ —
Unaffiliated investments, at cost	—	48,961,463	781,147,222	853,119,443	216,871,542
Service Class II:
Net Assets	$385,083,691	$84,849,421	$1,403,275,515	$1,063,358,793	$294,834,249
Shares outstanding	14,255,046	4,090,839	42,998,411	46,129,148	17,582,571
Net asset value per share	$ 27.014	$ 20.741	$ 32.636	$ 23.052	$ 16.769
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$237,337,032	$44,403,509	$ 752,540,496	$ 842,377,180	$224,058,367
Distributable earnings/(accumulated loss)	147,746,659	40,445,912	650,735,019	220,981,613	70,775,882
TOTAL NET ASSETS	$385,083,691	$84,849,421	$1,403,275,515	$1,063,358,793	$294,834,249
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–16

LVIP American Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 1,972,753	$ —	$ —	$ —	$ —
Dividends from investment companies	—	150,225	6,300,962	15,005,284	2,312,755
	1,972,753	150,225	6,300,962	15,005,284	2,312,755
EXPENSES:
Distribution fees-Service Class II	1,800,441	395,739	6,147,214	4,963,480	1,379,566
Shareholder servicing fees	94,932	20,866	324,126	261,711	72,741
Accounting and administration expenses	65,582	47,047	122,008	107,428	60,163
Reports and statements to shareholders	61,002	32,498	311,489	86,095	46,528
Professional fees	22,401	18,714	35,063	30,628	21,089
Trustees’ fees and expenses	7,899	1,755	26,525	21,803	6,138
Consulting fees	2,574	2,307	3,181	2,924	2,488
Custodian fees	1,477	615	4,112	3,451	1,206
Pricing fees	23	65	22	63	64
Other	5,559	2,858	16,488	13,225	4,451
	2,061,890	522,464	6,990,228	5,490,808	1,594,434
Less:
Expenses reimbursed	—	(54,773)	—	—	—
Total operating expenses	2,061,890	467,691	6,990,228	5,490,808	1,594,434
NET INVESTMENT INCOME (LOSS)	(89,137)	(317,466)	(689,266)	9,514,476	718,321
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	1,445,820	—	—	—	—
Sale of investment companies	—	2,280,755	13,278,485	(2,946,884)	(1,228,236)
Distributions from affiliated investment companies	9,302,817	—	—	—	—
Distributions from unaffiliated investment companies	—	4,476,699	26,766,294	23,946,674	—
Net realized gain (loss)	10,748,637	6,757,454	40,044,779	20,999,790	(1,228,236)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	79,981,394	—	—	—	—
Unaffiliated investments	—	13,970,276	456,762,275	99,276,287	38,858,033
Net change in unrealized appreciation (depreciation)	79,981,394	13,970,276	456,762,275	99,276,287	38,858,033
NET REALIZED AND UNREALIZED GAIN	90,730,031	20,727,730	496,807,054	120,276,077	37,629,797
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,640,894	$20,410,264	$496,117,788	$129,790,553	$38,348,118
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–17

LVIP American Funds
Statements of Changes in Net Assets
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (89,137)	$ 2,132,563	$ (317,466)	$ (191,414)	$ (689,266)	$ 3,522,459
Net realized gain (loss)	10,748,637	13,752,845	6,757,454	5,492,698	40,044,779	85,048,518
Net change in unrealized appreciation (depreciation)	79,981,394	64,103,051	13,970,276	14,482,277	456,762,275	130,418,268
Net increase in net assets resulting from operations	90,640,894	79,988,459	20,410,264	19,783,561	496,117,788	218,989,245
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(13,391,378)	(17,886,574)	(4,108,707)	(4,089,236)	(76,884,777)	(77,200,628)
	(13,391,378)	(17,886,574)	(4,108,707)	(4,089,236)	(76,884,777)	(77,200,628)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	47,204,732	50,391,244	8,196,840	4,346,805	146,675,370	183,525,679
Reinvestment of dividends and distributions:
Service Class II	13,391,378	17,886,574	4,108,707	4,089,236	76,884,777	77,200,628
Cost of shares redeemed:
Service Class II	(69,968,859)	(37,473,700)	(19,938,243)	(15,826,394)	(238,540,909)	(76,038,536)
Increase (decrease) in net assets derived from capital share transactions	(9,372,749)	30,804,118	(7,632,696)	(7,390,353)	(14,980,762)	184,687,771
NET INCREASE IN NET ASSETS	67,876,767	92,906,003	8,668,861	8,303,972	404,252,249	326,476,388
NET ASSETS:
Beginning of year	317,206,924	224,300,921	76,180,560	67,876,588	999,023,266	672,546,878
End of year	$385,083,691	$317,206,924	$ 84,849,421	$ 76,180,560	$1,403,275,515	$999,023,266
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–18

LVIP American Funds
Statements of Changes in Net Assets (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 9,514,476	$ 10,658,702	$ 718,321	$ 2,695,064
Net realized gain (loss)	20,999,790	71,443,416	(1,228,236)	4,024,645
Net change in unrealized appreciation (depreciation)	99,276,287	83,200,037	38,858,033	41,984,065
Net increase in net assets resulting from operations	129,790,553	165,302,155	38,348,118	48,703,774
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(75,622,312)	(55,638,110)	(6,115,209)	(10,507,168)
	(75,622,312)	(55,638,110)	(6,115,209)	(10,507,168)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	144,762,160	177,383,165	29,607,253	35,775,507
Reinvestment of dividends and distributions:
Service Class II	75,622,312	55,638,110	6,115,209	10,507,168
Cost of shares redeemed:
Service Class II	(87,812,289)	(59,648,323)	(39,197,965)	(32,727,570)
Increase (decrease) in net assets derived from capital share transactions	132,572,183	173,372,952	(3,475,503)	13,555,105
NET INCREASE IN NET ASSETS	186,740,424	283,036,997	28,757,406	51,751,711
NET ASSETS:
Beginning of year	876,618,369	593,581,372	266,076,843	214,325,132
End of year	$1,063,358,793	$876,618,369	$294,834,249	$266,076,843
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–19

LVIP American Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 21.644	$ 17.109	$ 19.410	$ 15.711	$ 17.092
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.006)	0.156	0.075	0.067	0.090
Net realized and unrealized gain (loss)	6.342	5.688	(1.847)	4.747	(0.013)
Total from investment operations	6.336	5.844	(1.772)	4.814	0.077
Less dividends and distributions from:
Net investment income	—	(0.251)	(0.138)	(0.058)	(0.146)
Net realized gain	(0.966)	(1.058)	(0.391)	(1.057)	(1.312)
Total dividends and distributions	(0.966)	(1.309)	(0.529)	(1.115)	(1.458)
Net asset value, end of period	$ 27.014	$ 21.644	$ 17.109	$ 19.410	$ 15.711
Total return[2]	29.99%	34.78%	(9.39%)	30.99%	0.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$385,084	$317,207	$224,301	$196,465	$121,799
Ratio of expenses to average net assets[3]	0.63%	0.64%	0.63%	0.64%	0.62%
Ratio of net investment income (loss) to average net assets	(0.03%)	0.78%	0.38%	0.36%	0.55%
Portfolio turnover	10%	7%	4%	4%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–20

LVIP American Global Small Capitalization Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 17.017	$ 13.740	$ 15.561	$ 14.540	$ 15.433
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.073)	(0.041)	(0.050)	0.002	(0.022)
Net realized and unrealized gain (loss)	4.789	4.247	(1.644)	3.541	0.300
Total from investment operations	4.716	4.206	(1.694)	3.543	0.278
Less dividends and distributions from:
Net investment income	—	(0.230)	(0.107)	(0.002)	(0.018)
Net realized gain	(0.992)	(0.699)	(0.020)	(2.520)	(1.153)
Total dividends and distributions	(0.992)	(0.929)	(0.127)	(2.522)	(1.171)
Net asset value, end of period	$ 20.741	$ 17.017	$ 13.740	$ 15.561	$ 14.540
Total return[2]	29.23%	31.02%	(10.90%)	25.42%	1.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 84,849	$ 76,181	$ 67,877	$ 78,448	$ 66,278
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.73%	0.73%	0.71%	0.70%	0.67%
Ratio of net investment income (loss) to average net assets	(0.44%)	(0.26%)	(0.31%)	0.02%	(0.15%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.52%)	(0.34%)	(0.37%)	(0.03%)	(0.17%)
Portfolio turnover	13%	9%	12%	6%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–21

LVIP American Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 23.030	$ 19.311	$ 20.735	$ 17.307	$ 19.682
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.016)	0.092	0.024	0.036	0.081
Net realized and unrealized gain	11.488	5.586	0.027	4.700	1.559
Total from investment operations	11.472	5.678	0.051	4.736	1.640
Less dividends and distributions from:
Net investment income	—	(0.379)	(0.082)	(0.073)	(0.073)
Net realized gain	(1.866)	(1.580)	(1.393)	(1.235)	(3.942)
Total dividends and distributions	(1.866)	(1.959)	(1.475)	(1.308)	(4.015)
Net asset value, end of period	$ 32.636	$ 23.030	$ 19.311	$ 20.735	$ 17.307
Total return[2]	51.55%	30.30%	(0.64%)	27.83%	9.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,403,276	$999,023	$672,547	$568,127	$363,045
Ratio of expenses to average net assets[3]	0.63%	0.63%	0.63%	0.64%	0.61%
Ratio of net investment income (loss) to average net assets	(0.06%)	0.42%	0.11%	0.18%	0.43%
Portfolio turnover	9%	3%	4%	2%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–22

LVIP American Growth-Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 22.114	$ 18.858	$ 20.367	$ 18.186	$ 19.032
Income (loss) from investment operations:
Net investment income[1]	0.224	0.305	0.253	0.238	0.220
Net realized and unrealized gain (loss)	2.495	4.471	(0.592)	3.659	1.787
Total from investment operations	2.719	4.776	(0.339)	3.897	2.007
Less dividends and distributions from:
Net investment income	(0.289)	(0.537)	(0.293)	(0.216)	(0.298)
Net realized gain	(1.492)	(0.983)	(0.877)	(1.500)	(2.555)
Total dividends and distributions	(1.781)	(1.520)	(1.170)	(1.716)	(2.853)
Net asset value, end of period	$ 23.052	$ 22.114	$ 18.858	$ 20.367	$ 18.186
Total return[2]	13.14%	25.70%	(2.15%)	21.95%	11.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,063,359	$876,618	$593,581	$485,918	$317,976
Ratio of expenses to average net assets[3]	0.61%	0.61%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	1.05%	1.44%	1.20%	1.20%	1.17%
Portfolio turnover	5%	2%	3%	2%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–23

LVIP American International Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American International Fund Service Class II
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 15.125	$ 12.886	$ 15.486	$ 12.634	$ 13.115
Income (loss) from investment operations:
Net investment income[1]	0.040	0.160	0.222	0.141	0.131
Net realized and unrealized gain (loss)	1.947	2.697	(2.304)	3.809	0.308
Total from investment operations	1.987	2.857	(2.082)	3.950	0.439
Less dividends and distributions from:
Net investment income	(0.037)	(0.190)	(0.390)	(0.131)	(0.133)
Net realized gain	(0.306)	(0.428)	(0.128)	(0.967)	(0.787)
Total dividends and distributions	(0.343)	(0.618)	(0.518)	(1.098)	(0.920)
Net asset value, end of period	$ 16.769	$ 15.125	$ 12.886	$ 15.486	$ 12.634
Total return[2]	13.57%	22.44%	(13.50%)	31.65%	3.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$294,834	$266,077	$ 214,325	$202,007	$141,543
Ratio of expenses to average net assets[3]	0.64%	0.64%	0.63%	0.63%	0.61%
Ratio of net investment income to average net assets	0.29%	1.11%	1.47%	0.96%	1.02%
Portfolio turnover	8%	8%	4%	7%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–24

LVIP American Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.
The investment objective of the LVIP American Growth Fund is growth of capital.
The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Funds–25

LVIP American Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees.
To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2020, no advisory fees were charged to the Funds.
LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2022	2023	Total
LVIP American Global Small Capitalization Fund	$40,986	$54,773	$ 95,759
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$19,860	$4,395	$66,959	$54,765	$15,328
Legal	3,513	777	11,839	9,686	2,712
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Funds–26

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$56,837	$30,659	$300,048	$76,680	$43,126
The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Distribution fees payable to LFD	$176,360	$39,146	$641,292	$486,704	$135,189
Printing and mailing fees payable to Lincoln Life	—	1,176	—	—	371
Shareholder servicing fees payable to Lincoln Life	9,299	2,064	33,814	25,663	7,128
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Global Growth Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-100.05%@
International Equity Fund-100.05%@
✢American Funds Insurance Series® – Global Growth Fund	$317,384,697	$33,707,968	$47,235,292	$1,445,820	$79,981,394	$385,284,587	9,360,656	$1,972,753	$9,302,817

@ As a percentage of Net Assets as of December 31, 2020.
✢ Class 1 shares.
LVIP American Funds–27

LVIP American Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$33,707,968	$ 9,154,237	$104,782,458	$134,497,473	$20,321,180
Sales	47,235,292	16,739,415	170,391,803	44,007,326	29,189,624
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$248,845,724	$50,777,555	$790,612,954	$863,228,998	$223,958,564
Aggregate unrealized appreciation of investments	$136,438,863	$34,130,230	$613,351,356	$200,656,207	$ 71,033,796
Aggregate unrealized depreciation of investments	—	—	—	—	—
Net unrealized appreciation of investments	$136,438,863	$34,130,230	$613,351,356	$200,656,207	$ 71,033,796
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:
Assets:
Affiliated Investment Companies	$385,284,587	$ —	$ —	$ —	$ —
LVIP American Funds–28

LVIP American Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Unaffiliated Investment Companies	$ —	$84,907,785	$1,403,964,310	$1,063,885,205	$294,992,360
Total Investments	$385,284,587	$84,907,785	$1,403,964,310	$1,063,885,205	$294,992,360
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2020
Ordinary income	$ —	$ —	$ 3,182,819	$12,076,723	$ 647,948
Long-term capital gains	13,391,378	4,108,707	73,701,958	63,545,589	5,467,261
Total	$13,391,378	$4,108,707	$76,884,777	$75,622,312	$ 6,115,209
Year ended December 31, 2019
Ordinary income	$ 2,379,491	$ 704,672	$ 8,644,909	$14,189,207	$ 2,783,754
Long-term capital gains	15,507,083	3,384,564	68,555,719	41,448,903	7,723,414
Total	$17,886,574	$4,089,236	$77,200,628	$55,638,110	$10,507,168
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed ordinary income	$ 40,126	$ —	$ 43,756	$ —	$ 70,373
Undistributed long-term capital gains	11,267,670	6,315,681	37,339,905	20,325,406	—
Capital loss carryforward	—	—	—	—	(328,287)
Other temporary differences	(1)	1	3	—	—
Net unrealized appreciation	136,438,864	34,130,230	613,351,355	200,656,207	71,033,796
Distributable earnings/(accumulated loss)	$147,746,659	$40,445,912	$650,735,019	$220,981,613	$70,775,882
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, American Global Small Capitalization Fund has a permanent difference of (66,390) PIC due to net operating loss.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP American Funds–29

LVIP American Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
LVIP American International Fund
Short-Term	$44,967
Long-Term	283,320
Total	$328,287
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Service Class II	2,114,165	2,521,967	532,197	276,376	5,846,622	8,422,299
Shares reinvested:
Service Class II	574,811	884,216	249,143	252,183	2,852,274	3,593,511
	2,688,976	3,406,183	781,340	528,559	8,698,896	12,015,810
Shares redeemed:
Service Class II	(3,089,719)	(1,860,397)	(1,167,346)	(991,620)	(9,080,390)	(3,463,810)
Net increase (decrease)	(400,743)	1,545,786	(386,006)	(463,061)	(381,494)	8,552,000

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Service Class II	7,051,253	8,376,016	2,314,851	2,505,741
Shares reinvested:
Service Class II	3,582,003	2,589,692	434,154	725,964
	10,633,256	10,965,708	2,749,005	3,231,705
Shares redeemed:
Service Class II	(4,144,564)	(2,801,289)	(2,757,918)	(2,273,158)
Net increase (decrease)	6,488,692	8,164,419	(8,913)	958,547
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP American Funds–30

LVIP American Funds
Notes to Financial Statements (continued)
8. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP American Funds–31

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP American Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP American Funds–32

LVIP American Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund (collectively, the “LVIP American Funds”) each invest all of their assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2020. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying fund. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and was above the return of the benchmark index and below the Morningstar peer group median for the three-year period. The Board concluded that the services provided by LIAC were satisfactory.
LVIP American Funds–33

LVIP American Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Growth-Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American International Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the benchmark index and the Morningstar peer group median for the one-year period and below the return of the Morningstar peer group median and above the benchmark index for the three- and five-year periods. The Board considered LIAC’s view that underperformance for the one-year period was primarily due to negative stock selection in Industrials and an underweight to Information Technology compared to peers. The Board also noted LIAC’s view that performance was consistent with expectations for a non-US equity fund. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Large Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Small Capitalization Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and above the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and that LIAC had implemented an operating expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2020 as well as the Fund’s asset level and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class II shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP American Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Funds–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Funds–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Funds–39

LVIP American Global Allocation Managed Risk Funds
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP American Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP American Global Balanced Allocation Managed Risk Fund returned 10.10% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Balanced Blended Composite1, returned 14.01% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
The LVIP American Global Growth Allocation Managed Risk Fund returned 10.89% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Growth Blended Composite3, returned 15.45% and its broad-based benchmark index, the Russell 1000® Index4, returned 20.96%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index5 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)6 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500®Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP American Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds. The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
From a return standpoint, US and emerging market equities broadly outperformed developed non-US equities, which slightly outperformed fixed income on a relative basis in 2020. The equity results were broadly positive for the Funds as both the domestic and non-US equity portion of the LVIP American Global Allocation Managed Risk Funds outperformed the equity indexes within their respective composite benchmarks during the year. A subset of domestic and global equity funds utilized in the Funds maintained a value bias and a cash allocation which detracted from returns on a relative basis. The fixed income allocations within the LVIP American Global Allocation Managed Risk Funds delivered positive returns in 2020 and contributed to results as they generally outperformed the fixed income index within their respective composite benchmarks.
The risk management overlay of the Funds had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP American Global Balanced Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,552 for the Standard Class shares and to $17,021 for the Service Class shares. For comparison, look at how the Balanced Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $19,396 and $13,522, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 10.10%
Five Years	+ 7.81%
Inception (3/16/12)	+ 6.60%
Service Class Shares
One Year	+ 9.70%
Five Years	+ 7.43%
Inception (3/16/12)	+ 6.23%
LVIP American Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,235 for the Standard Class shares and to $17,685 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $21,604 and $32,467, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 10.89%
Five Years	+ 8.56%
Inception (3/16/12)	+ 7.07%
Service Class Shares
One Year	+ 10.51%
Five Years	+ 8.18%
Inception (3/16/12)	+ 6.70%
1. The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index.

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds
2020 Annual Report Commentary (unaudited) (continued)
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index
4. Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
5. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Global Balanced Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,124.30	0.30%	$1.60
Service Class Shares	1,000.00	1,122.20	0.65%	3.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.30%	$1.53
Service Class Shares	1,000.00	1,021.80	0.65%	3.30
LVIP American Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,137.80	0.30%	$1.61
Service Class Shares	1,000.00	1,135.80	0.65%	3.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.30

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Global Balanced Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.78%
Investment Company	3.78%
Fixed Income Fund	3.78%
Unaffiliated Investments	96.05%
Investment Companies	96.05%
Asset Allocation Fund	14.58%
Equity Funds	26.38%
Fixed Income Funds	37.63%
Global Equity Funds	4.16%
Global Fixed Income Fund	1.93%
International Equity Funds	9.19%
Money Market Fund	2.18%
Total Investments	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%
LVIP American Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.79%
Investment Company	2.79%
Fixed Income Fund	2.79%
Unaffiliated Investments	97.02%
Investment Companies	97.02%
Asset Allocation Fund	10.54%
Equity Funds	34.59%
Fixed Income Funds	22.20%
Global Equity Funds	7.17%
International Equity Funds	20.13%
Money Market Fund	2.39%
Total Investments	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%
LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.78%
INVESTMENT COMPANY–3.78%
Fixed Income Fund–3.78%
✢American Funds Insurance Series®– Mortgage Fund	5,921,026	$ 65,782,598
Total Affiliated Investment (Cost $62,301,925)		65,782,598
UNAFFILIATED INVESTMENTS–96.05%
INVESTMENT COMPANIES–96.05%
Asset Allocation Fund–14.58%
✧American Funds®– Capital Income Builder	4,033,230	254,012,830
		254,012,830
Equity Funds–26.38%
✧American Funds®– American Mutual Fund	3,348,243	149,398,585
✢American Funds Insurance Series®-
Growth Fund	1,518,769	182,571,278
Growth-Income Fund	2,305,128	127,657,980
		459,627,843
Fixed Income Funds–37.63%
✧American Funds®-
High-Income Trust	3,358,063	34,050,756
Intermediate Bond Fund of America	10,027,894	140,189,951
✢American Funds Insurance Series®-
Bond Fund	36,334,133	432,012,847
U.S. Government/AAA-Rated Securities Fund	3,790,399	49,426,803
		655,680,357
Global Equity Funds–4.16%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,052,389	17,543,323
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds (continued)
✢American Funds Insurance Series®- (continued)
Global Small Capitalization Fund	1,683,884	$ 54,961,975
		72,505,298
Global Fixed Income Fund–1.93%
✢American Funds Insurance Series®– Global Bond Fund	2,600,957	33,656,381
		33,656,381
International Equity Funds–9.19%
✧American Funds®-
New Perspective Fund	888,216	53,754,844
New World Fund	402,672	35,398,892
✢American Funds Insurance Series®– International Fund	3,004,909	71,036,060
		160,189,796
Money Market Fund–2.18%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	37,909,039	37,909,039
		37,909,039
Total Unaffiliated Investments (Cost $1,372,748,819)		1,673,581,544

TOTAL INVESTMENTS–99.83% (Cost $1,435,050,744)	1,739,364,142
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	3,001,018
NET ASSETS APPLICABLE TO 141,019,367 SHARES OUTSTANDING–100.00%	$1,742,365,160
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND STANDARD CLASS ($1,271,585 / 102,863 Shares)	$12.362
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND SERVICE CLASS ($1,741,093,575 / 140,916,504 Shares)	$12.355
LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,469,293,222
Distributable earnings/(accumulated loss)	273,071,938
TOTAL NET ASSETS	$1,742,365,160

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $3,120,950 cash collateral held at broker for futures contracts, $143,389 variation margin due from broker on futures contracts, $3,284,600 payable for securities purchased, $344,490 payable for fund shares redeemed, $39,405 other accrued expenses payable and $906,228 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
12	Australian Dollar	$ 924,000	$ 890,794	3/15/21	$ 33,206	$ —
21	British Pound	1,792,743	1,763,360	3/15/21	29,383	—
18	Euro	2,755,350	2,735,677	3/15/21	19,673	—
20	Japanese Yen	2,422,250	2,405,191	3/15/21	17,059	—
2	Swedish Krona	487,160	472,361	3/15/21	14,799	—
					114,120	—
Equity Contracts:
49	E-mini MSCI Emerging Markets Index	3,156,090	3,069,402	3/19/21	86,688	—
5	E-mini Russell 2000 Index	493,700	479,949	3/19/21	13,751	—
155	E-mini S&P 500 Index	29,053,200	28,372,224	3/19/21	680,976	—
7	E-mini S&P MidCap 400 Index	1,612,450	1,569,565	3/19/21	42,885	—
75	Euro STOXX 50 Index	3,252,643	3,214,674	3/19/21	37,969	—
22	FTSE 100 Index	1,931,458	1,954,488	3/19/21	—	(23,030)
30	OMXS 30 Index	684,860	690,274	1/15/21	—	(5,414)
8	SPI 200 Index	1,007,940	1,013,805	3/18/21	—	(5,865)
15	TOPIX Index	2,621,423	2,541,399	3/11/21	80,024	—
					942,293	(34,309)
Total Futures Contracts					$1,056,413	$(34,309)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–2.79%
INVESTMENT COMPANY–2.79%
Fixed Income Fund–2.79%
✢American Funds Insurance Series®– Mortgage Fund	8,703,663	$ 96,697,699
Total Affiliated Investment (Cost $91,835,976)		96,697,699
UNAFFILIATED INVESTMENTS–97.02%
INVESTMENT COMPANIES–97.02%
Asset Allocation Fund–10.54%
✧American Funds®– Capital Income Builder	5,797,656	365,136,407
		365,136,407
Equity Funds–34.59%
✧American Funds®– American Mutual Fund	8,021,777	357,931,677
✢American Funds Insurance Series®-
Growth Fund	3,572,853	429,492,666
Growth-Income Fund	7,410,615	410,399,888
		1,197,824,231
Fixed Income Funds–22.20%
✧American Funds®-
Bond Fund of America	35,360,434	487,620,384
Intermediate Bond Fund of America	15,491,041	216,564,762
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	4,952,418	64,579,528
		768,764,674
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds–7.17%
✢American Funds Insurance Series®-
Global Growth & Income Fund	4,126,240	$ 68,784,411
Global Small Capitalization Fund	5,501,975	179,584,475
		248,368,886
International Equity Funds–20.13%
✧American Funds®– New Perspective Fund	2,902,072	175,633,413
✢American Funds Insurance Series®-
International Fund	14,726,895	348,143,793
New World Fund	5,492,485	173,507,590
		697,284,796
Money Market Fund–2.39%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	82,763,291	82,763,291
		82,763,291
Total Unaffiliated Investments (Cost $2,600,820,441)		3,360,142,285

TOTAL INVESTMENTS–99.81% (Cost $2,692,656,417)	3,456,839,984
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	6,494,423
NET ASSETS APPLICABLE TO 261,541,545 SHARES OUTSTANDING–100.00%	$3,463,334,407
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND STANDARD CLASS ($1,032,845 / 77,949 Shares)	$13.250
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND SERVICE CLASS ($3,462,301,562 / 261,463,596 Shares)	$13.242
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$2,793,827,925
Distributable earnings/(accumulated loss)	669,506,482
TOTAL NET ASSETS	$3,463,334,407

LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets (continued)
✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $7,602,590 cash collateral held at broker for futures contracts, $289,427 variation margin due from broker on futures contracts, $20,230,090 payable for securities purchased, $358,437 payable for fund shares redeemed, $47,612 other accrued expenses payable and $1,811,075 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
30	Australian Dollar	$ 2,310,000	$ 2,227,134	3/15/21	$ 82,866	$ —
51	British Pound	4,353,806	4,282,128	3/15/21	71,678	—
46	Euro	7,041,450	6,991,174	3/15/21	50,276	—
47	Japanese Yen	5,692,288	5,652,199	3/15/21	40,089	—
6	Swedish Krona	1,461,480	1,416,725	3/15/21	44,755	—
					289,664	—
Equity Contracts:
187	E-mini MSCI Emerging Markets Index	12,044,670	11,713,585	3/19/21	331,085	—
16	E-mini Russell 2000 Index	1,579,840	1,535,842	3/19/21	43,998	—
336	E-mini S&P 500 Index	62,979,840	61,503,662	3/19/21	1,476,178	—
21	E-mini S&P MidCap 400 Index	4,837,350	4,708,711	3/19/21	128,639	—
189	Euro STOXX 50 Index	8,196,661	8,100,980	3/19/21	95,681	—
55	FTSE 100 Index	4,828,645	4,886,220	3/19/21	—	(57,575)
76	OMXS 30 Index	1,734,977	1,748,694	1/15/21	—	(13,717)
19	SPI 200 Index	2,393,858	2,408,154	3/18/21	—	(14,296)
37	TOPIX Index	6,466,176	6,296,017	3/11/21	170,159	—
					2,245,740	(85,588)
Total Futures Contracts					$2,535,404	$(85,588)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 32,447,069	$ 49,134,905
Dividends from affiliated investments	949,304	1,760,561
Interest	155,062	336,136
	33,551,435	51,231,602
EXPENSES:
Distribution fees-Service Class	5,855,617	11,556,197
Management fees	4,183,859	8,256,815
Shareholder servicing fees	485,328	957,791
Accounting and administration expenses	192,150	313,043
Reports and statements to shareholders	52,965	72,244
Custodian fees	49,300	90,768
Professional fees	46,248	66,643
Trustees’ fees and expenses	41,630	82,122
Consulting fees	4,374	5,314
Pricing fees	1,126	1,400
Other	37,907	80,012
	10,950,504	21,482,349
Less:
Management fees waived	(111,574)	(110,286)
Total operating expenses	10,838,930	21,372,063
NET INVESTMENT INCOME	22,712,505	29,859,539
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	458,659	10,156,819
Sale of unaffiliated investments	25,085,176	48,010,134
Distributions from affiliated investment companies	106,448	2,020,654
Distributions from unaffiliated investment companies	21,044,578	59,891,884
Futures contracts	(63,462,945)	(185,138,717)
Net realized loss	(16,768,084)	(65,059,226)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	2,665,891	(37,024,768)
Unaffiliated investments	143,525,044	397,352,171
Foreign currencies	23,428	57,116
Futures contracts	1,178,061	2,812,448
Net change in unrealized appreciation (depreciation)	147,392,424	363,196,967
NET REALIZED AND UNREALIZED GAIN	130,624,340	298,137,741
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,336,845	$ 327,997,280
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,712,505	$ 30,728,833	$ 29,859,539	$ 47,547,173
Net realized gain (loss)	(16,768,084)	52,889,195	(65,059,226)	98,949,699
Net change in unrealized appreciation (depreciation)	147,392,424	176,084,206	363,196,967	392,067,153
Net increase in net assets resulting from operations	153,336,845	259,702,234	327,997,280	538,564,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(35,416)	(36,636)	(34,229)	(93,633)
Service Class	(71,873,954)	(141,054,514)	(104,884,245)	(333,497,473)
	(71,909,370)	(141,091,150)	(104,918,474)	(333,591,106)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	775,100	99	5,993	4,926
Service Class	24,903,116	33,900,605	34,995,653	41,193,279
Reinvestment of dividends and distributions:
Standard Class	35,416	36,636	34,229	93,633
Service Class	71,873,954	141,054,514	104,884,245	333,497,473
	97,587,586	174,991,854	139,920,120	374,789,311
Cost of shares redeemed:
Standard Class	(19,251)	(29,634)	(55,391)	(27,576)
Service Class	(207,609,020)	(232,491,495)	(407,339,440)	(418,017,938)
	(207,628,271)	(232,521,129)	(407,394,831)	(418,045,514)
Decrease in net assets derived from capital share transactions	(110,040,685)	(57,529,275)	(267,474,711)	(43,256,203)
NET INCREASE (DECREASE) IN NET ASSETS	(28,613,210)	61,081,809	(44,395,905)	161,716,716
NET ASSETS:
Beginning of year	1,770,978,370	1,709,896,561	3,507,730,312	3,346,013,596
End of year	$1,742,365,160	$1,770,978,370	$3,463,334,407	$3,507,730,312
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 11.761	$ 11.010	$ 11.817	$ 10.770	$ 10.503
Income (loss) from investment operations:
Net investment income[2]	0.200	0.247	0.224	0.202	0.200
Net realized and unrealized gain (loss)	0.959	1.522	(0.578)	1.099	0.287
Total from investment operations	1.159	1.769	(0.354)	1.301	0.487
Less dividends and distributions from:
Net investment income	(0.225)	(0.295)	(0.234)	(0.254)	(0.220)
Net realized gain	(0.333)	(0.723)	(0.219)	—	—
Total dividends and distributions	(0.558)	(1.018)	(0.453)	(0.254)	(0.220)
Net asset value, end of period	$ 12.362	$ 11.761	$ 11.010	$ 11.817	$ 10.770
Total return[3]	10.10%	16.35%	(3.06%)	12.08%	4.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,272	$ 450	$ 414	$ 727	$ 662
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.29%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.30%	0.30%	0.29%	0.27%
Ratio of net investment income to average net assets	1.70%	2.10%	1.90%	1.76%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.69%	2.10%	1.90%	1.76%	1.86%
Portfolio turnover	19%	9%	27%	22%	22%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 11.758	$ 11.009	$ 11.812	$ 10.767	$ 10.501
Income (loss) from investment operations:
Net investment income[2]	0.158	0.206	0.182	0.161	0.162
Net realized and unrealized gain (loss)	0.955	1.519	(0.575)	1.098	0.287
Total from investment operations	1.113	1.725	(0.393)	1.259	0.449
Less dividends and distributions from:
Net investment income	(0.183)	(0.253)	(0.191)	(0.214)	(0.183)
Net realized gain	(0.333)	(0.723)	(0.219)	—	—
Total dividends and distributions	(0.516)	(0.976)	(0.410)	(0.214)	(0.183)
Net asset value, end of period	$ 12.355	$ 11.758	$ 11.009	$ 11.812	$ 10.767
Total return[3]	9.70%	15.95%	(3.39%)	11.69%	4.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,741,094	$1,770,529	$1,709,482	$1,951,706	$1,947,869
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.65%	0.64%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.66%	0.65%	0.65%	0.64%	0.62%
Ratio of net investment income to average net assets	1.35%	1.75%	1.55%	1.41%	1.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.75%	1.55%	1.41%	1.51%
Portfolio turnover	19%	9%	27%	22%	22%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 12.374	$ 11.692	$ 12.594	$ 10.967	$ 10.803
Income (loss) from investment operations:
Net investment income[2]	0.154	0.214	0.179	0.177	0.176
Net realized and unrealized gain (loss)	1.168	1.756	(0.666)	1.662	0.182
Total from investment operations	1.322	1.970	(0.487)	1.839	0.358
Less dividends and distributions from:
Net investment income	(0.189)	(0.249)	(0.196)	(0.212)	(0.194)
Net realized gain	(0.257)	(1.039)	(0.219)	—	—
Total dividends and distributions	(0.446)	(1.288)	(0.415)	(0.212)	(0.194)
Net asset value, end of period	$ 13.250	$ 12.374	$ 11.692	$ 12.594	$ 10.967
Total return[3]	10.89%	17.37%	(3.96%)	16.76%	3.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,033	$ 979	$ 856	$ 897	$ 890
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.29%	0.27%
Ratio of net investment income to average net assets	1.25%	1.73%	1.43%	1.49%	1.62%
Portfolio turnover	22%	10%	47%	22%	25%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 12.369	$ 11.691	$ 12.589	$ 10.965	$ 10.802
Income (loss) from investment operations:
Net investment income[2]	0.111	0.171	0.137	0.135	0.138
Net realized and unrealized gain (loss)	1.163	1.752	(0.666)	1.659	0.181
Total from investment operations	1.274	1.923	(0.529)	1.794	0.319
Less dividends and distributions from:
Net investment income	(0.144)	(0.206)	(0.150)	(0.170)	(0.156)
Net realized gain	(0.257)	(1.039)	(0.219)	—	—
Total dividends and distributions	(0.401)	(1.245)	(0.369)	(0.170)	(0.156)
Net asset value, end of period	$ 13.242	$ 12.369	$ 11.691	$ 12.589	$ 10.965
Total return[3]	10.51%	16.96%	(4.30%)	16.36%	2.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,462,302	$3,506,751	$3,345,158	$3,798,539	$3,688,392
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.65%	0.64%	0.62%
Ratio of net investment income to average net assets	0.90%	1.38%	1.08%	1.14%	1.27%
Portfolio turnover	22%	10%	47%	22%	25%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
0.01%	0.005%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$103,629	$204,441
Legal	18,340	36,181
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$36,765	$41,400
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had liabilities payable to affiliates as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$351,507	$ 711,198
Distribution fees payable to LFD	512,247	1,015,694
Shareholder servicing fees payable to Lincoln Life	42,474	84,183
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-3.78%@
Fixed Income Fund-3.78%@
✢American Funds Insurance Series® – Mortgage Fund	$65,382,077	$18,534,001	$21,258,030	$458,659	$2,665,891	$65,782,598	5,921,026	$949,304	$106,448

@ As a percentage of Net Assets as of December 31, 2020.
✢ Class 1 shares.
LVIP American Global Growth Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-2.79%@
Fixed Income Fund-2.79%@
✢American Funds Insurance Series® – Mortgage Fund	$ 90,779,462	$37,542,804	$35,907,274	$ 834,006	$ 3,448,701	$96,697,699	8,703,663	$1,375,447	$ 146,574
International Equity Fund-0.00%@
×,✢American Funds Insurance Series® – New World Fund	178,122,028	23,352,650	63,791,679	9,322,813	(40,473,469)	—	—	385,114	1,874,080
Total	$268,901,490	$60,895,454	$99,698,953	$10,156,819	$(37,024,768)	$96,697,699		$1,760,561	$2,020,654

@ As a percentage of Net Assets as of December 31, 2020.
✢ Class 1 shares.
× Issuer is no longer an affiliate of the Fund at December 31, 2020.
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$313,125,881	$ 692,921,375
Sales	512,913,958	1,146,590,684
LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,451,842,212	$2,737,156,232
Aggregate unrealized appreciation of investments and derivatives	$ 287,624,983	$ 719,911,486
Aggregate unrealized depreciation of investments and derivatives	(34,309)	(85,588)
Net unrealized appreciation of investments and derivatives	$ 287,590,674	$ 719,825,898
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$ 65,782,598	$ 96,697,699
Unaffiliated Investment Companies	1,673,581,544	3,360,142,285
Total Investments	$1,739,364,142	$3,456,839,984
Derivatives:
Assets:
Futures Contracts	$ 1,056,413	$ 2,535,404
Derivatives:
Liabilities:
Futures Contracts	$ (34,309)	$ (85,588)
LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2020 was as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2020
Ordinary income	$ 25,424,497	$ 37,399,530
Long-term capital gains	46,484,873	67,518,944
Total	$ 71,909,370	$104,918,474
Year ended December 31, 2019
Ordinary income	$ 35,037,026	$ 65,205,394
Long-term capital gains	106,054,123	268,385,712
Total	$141,091,149	$333,591,106
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 2,705,988	$ 10,404,844
Capital loss carryforward	(17,168,126)	(60,611,219)
Other temporary differences	(80,025)	(170,158)
Net unrealized appreciation	287,614,101	719,883,015
Distributable earnings/(accumulated loss)	$273,071,938	$669,506,482
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Short-Term	$17,168,126	$60,611,219
Long-Term	—	—
Total	$17,168,126	$60,611,219
LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	63,278	8	493	398
Service Class	2,126,878	2,877,516	2,893,309	3,335,683
Shares reinvested:
Standard Class	2,942	3,156	2,710	7,799
Service Class	6,087,670	12,186,432	8,361,419	27,883,252
	8,280,768	15,067,112	11,257,931	31,227,132
Shares redeemed:
Standard Class	(1,599)	(2,551)	(4,404)	(2,230)
Service Class	(17,882,090)	(19,761,626)	(33,311,865)	(33,838,021)
	(17,883,689)	(19,764,177)	(33,316,269)	(33,840,251)
Net decrease	(9,602,921)	(4,697,065)	(22,058,338)	(2,613,119)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$ 942,293	Receivables and other assets net of liabilities	$(34,309)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	114,120	Receivables and other assets net of liabilities	—
Total		$1,056,413		$(34,309)
LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(66,758,179)	$ 907,984
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	603,756	114,120
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,691,478	155,957
Total		$(63,462,945)	$1,178,061
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP American Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,245,740	Receivables and other assets net of liabilities	$(85,588)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	289,664	Receivables and other assets net of liabilities	—
Total		$2,535,404		$(85,588)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(198,737,445)	$2,160,153
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,407,284)	289,664
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	16,006,012	362,631
Total		$(185,138,717)	$2,812,448
LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$102,987,174	$ 82,042,484
LVIP American Global Growth Allocation Managed Risk Fund	454,373,596	371,684,683
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP American Global Allocation Managed Risk Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Global Allocation Managed Risk Funds
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP American Global Allocation Managed Risk Funds–25

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP American Global Balanced Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Balanced Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 30% to 50% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP American Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the respective Morningstar peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP American Global Allocation Managed Risk Funds–27

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Global Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP American Global Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Global Allocation Managed Risk Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Global Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Global Allocation Managed Risk Funds–33

LVIP American Preservation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP American Preservation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 5.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 3.33%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The Fund operates under a fund of funds structure, investing all its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in US and foreign investment grade fixed income securities, with modest off-benchmark high yield exposure. Over the one-year period ended December 31, 2020, the Fund’s longer duration positioning versus the benchmark helped performance, as interest rates declined. However, the Fund’s overweight to securitized securities and underweight to investment-grade corporate securities partially offset the outperformance. The coronavirus outbreak drove corporate spreads significantly wider in March. Subsequently, thanks to unprecedented monetary and fiscal support, corporate securities had a strong recovery for the remainder of the year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 8/29/12 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,762 for the Standard Class shares and to $11,425 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $11,425. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.82%
Five Years	+ 2.92%
Inception (8/29/12)	+ 1.96%
Service Class Shares
One Year	+ 5.44%
Five Years	+ 2.56%
Inception (8/29/12)	+ 1.61%

LVIP American Preservation Fund–1

LVIP American Preservation Fund
2020 Annual Report Commentary (unaudited) (continued)
1.The Bloomberg Barclays 1-3 Year Government/Credit Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP American Preservation Fund–2

LVIP American Preservation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,015.00	0.21%	$1.06
Service Class Shares	1,000.00	1,013.10	0.56%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.30	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies. In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–3

LVIP American Preservation Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.99%
Investment Company	3.99%
Fixed Income Fund	3.99%
Unaffiliated Investments	96.02%
Investment Companies	96.02%
Fixed Income Funds	86.00%
Global Fixed Income Fund	3.06%
Money Market Fund	6.96%
Total Investments	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%
LVIP American Preservation Fund–4

LVIP American Preservation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.99%
INVESTMENT COMPANY–3.99%
Fixed Income Fund–3.99%
✢American Funds Insurance Series®– Mortgage Fund	2,886,324	$ 32,067,058
Total Affiliated Investment (Cost $30,187,118)		32,067,058
UNAFFILIATED INVESTMENTS–96.02%
INVESTMENT COMPANIES–96.02%
Fixed Income Funds–86.00%
✧American Funds®-
Bond Fund of America	1,172,803	16,172,958
Intermediate Bond Fund of America	13,227,508	184,920,563
Short Term Bond Fund of America	35,729,877	360,514,456
✢American Funds Insurance Series®-
Bond Fund	2,724,699	32,396,676
High-Income Bond Fund	2,535,733	24,850,179
U.S. Government/AAA-Rated Securities Fund	5,543,203	72,283,370
		691,138,202
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–3.06%
✢American Funds Insurance Series®– Global Bond Fund	1,901,497	$ 24,605,379
		24,605,379
Money Market Fund–6.96%
✧American Funds®– U.S. Government Money Market Fund - (seven-day effective yield 0.00%)	55,906,702	55,906,702
		55,906,702
Total Unaffiliated Investments (Cost $747,110,602)		771,650,283

TOTAL INVESTMENTS–100.01% (Cost $777,297,720)	803,717,341
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(49,073)
NET ASSETS APPLICABLE TO 77,917,917 SHARES OUTSTANDING–100.00%	$803,668,268
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($672,385 / 65,181 Shares)	$10.316
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($802,995,883 / 77,852,736 Shares)	$10.314
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$775,787,819
Distributable earnings/(accumulated loss)	27,880,449
TOTAL NET ASSETS	$803,668,268

✢ Class 1 shares.
✧ Class R-6 shares.
★ Includes $8,128,064 payable for securities purchased, $278,222 payable for fund shares redeemed, $27,796 other accrued expenses payable, $357,485 due to manager and affiliates and $228,728 due to custodian as of December 31, 2020.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–5

LVIP American Preservation Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$12,400,319
Dividends from affiliated investments	511,581
12,911,900
EXPENSES:
Distribution fees-Service Class	2,597,285
Management fees	1,856,454
Shareholder servicing fees	215,349
Accounting and administration expenses	105,391
Professional fees	31,012
Reports and statements to shareholders	26,686
Custodian fees	20,617
Trustees’ fees and expenses	18,133
Consulting fees	2,759
Pricing fees	411
Other	5,250
4,879,347
Less:
Management fees waived	(742,582)
Total operating expenses	4,136,765
NET INVESTMENT INCOME	8,775,135
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	27,565
Sale of unaffiliated investments	(311,139)
Distributions from unaffiliated investment companies	9,766,126
Net realized gain	9,482,552
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	1,420,520
Unaffiliated investments	18,965,819
Net change in unrealized appreciation (depreciation)	20,386,339
NET REALIZED AND UNREALIZED GAIN	29,868,891
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,644,026
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,775,135	$ 12,079,685
Net realized gain	9,482,552	196,065
Net change in unrealized appreciation (depreciation)	20,386,339	14,144,019
Net increase in net assets resulting from operations	38,644,026	26,419,769
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,550)	(4,897)
Service Class	(9,993,108)	(12,556,429)
	(10,003,658)	(12,561,326)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	545,911	1,871,587
Service Class	293,978,024	125,392,570
Reinvestment of dividends and distributions:
Standard Class	10,550	4,897
Service Class	9,993,108	12,556,429
	304,527,593	139,825,483
Cost of shares redeemed:
Standard Class	(118,366)	(1,845,992)
Service Class	(204,690,086)	(138,820,666)
	(204,808,452)	(140,666,658)
Increase (decrease) in net assets derived from capital share transactions	99,719,141	(841,175)
NET INCREASE IN NET ASSETS	128,359,509	13,017,268
NET ASSETS:
Beginning of year	675,308,759	662,291,491
End of year	$ 803,668,268	$ 675,308,759
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–6

LVIP American Preservation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.904	$ 9.699	$ 9.798	$ 9.785	$ 9.755
Income (loss) from investment operations:
Net investment income[1]	0.158	0.215	0.189	0.139	0.145
Net realized and unrealized gain (loss)	0.418	0.213	(0.106)	0.026	0.042
Total from investment operations	0.576	0.428	0.083	0.165	0.187
Less dividends and distributions from:
Net investment income	(0.164)	(0.223)	(0.182)	(0.152)	(0.157)
Total dividends and distributions	(0.164)	(0.223)	(0.182)	(0.152)	(0.157)
Net asset value, end of period	$ 10.316	$ 9.904	$ 9.699	$ 9.798	$ 9.785
Total return[2]	5.82%	4.41%	0.85%	1.69%	1.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 672	$ 222	$ 187	$ 128	$ 250
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.20%	0.20%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.30%	0.28%
Ratio of net investment income to average net assets	1.53%	2.16%	1.94%	1.40%	1.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	2.06%	1.84%	1.30%	1.35%
Portfolio turnover	13%	22%	21%	30%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–7

LVIP American Preservation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.906	$ 9.700	$ 9.798	$ 9.786	$ 9.755
Income (loss) from investment operations:
Net investment income[1]	0.121	0.180	0.155	0.104	0.110
Net realized and unrealized gain (loss)	0.417	0.214	(0.106)	0.026	0.043
Total from investment operations	0.538	0.394	0.049	0.130	0.153
Less dividends and distributions from:
Net investment income	(0.130)	(0.188)	(0.147)	(0.118)	(0.122)
Total dividends and distributions	(0.130)	(0.188)	(0.147)	(0.118)	(0.122)
Net asset value, end of period	$ 10.314	$ 9.906	$ 9.700	$ 9.798	$ 9.786
Total return[2]	5.44%	4.06%	0.51%	1.33%	1.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$802,996	$675,087	$662,105	$663,606	$579,941
Ratio of expenses to average net assets[3]	0.56%	0.56%	0.55%	0.55%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.66%	0.65%	0.65%	0.63%
Ratio of net investment income to average net assets	1.18%	1.81%	1.59%	1.05%	1.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	1.71%	1.49%	0.95%	1.00%
Portfolio turnover	13%	22%	21%	30%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–8

LVIP American Preservation Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek current income, consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”)
LVIP American Preservation Fund–9

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$45,348
Legal	8,021
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $18,585 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$101,423
Distribution fees payable to LFD	236,454
Shareholder servicing fees payable to Lincoln Life	19,608
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-3.99%@
Fixed Income Fund-3.99%@
✢American Funds Insurance Series® – Mortgage Fund	$26,954,048	$7,407,688	$3,742,763	$27,565	$1,420,520	$32,067,058	2,886,324	$511,581	$—

@ As a percentage of Net Assets as of December 31, 2020.
✢ Class 1 shares.
LVIP American Preservation Fund–10

LVIP American Preservation Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$205,214,235
Sales	96,753,127
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$781,881,046
Aggregate unrealized appreciation of investments	$ 21,836,295
Aggregate unrealized depreciation of investments	—
Net unrealized appreciation of investments	$ 21,836,295
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 32,067,058	$—	$—	$ 32,067,058
Unaffiliated Investment Companies	771,650,283	—	—	771,650,283
Total Investments	$803,717,341	$—	$—	$803,717,341
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$10,003,658	$12,561,326
LVIP American Preservation Fund–11

LVIP American Preservation Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 6,881,124
Capital loss carryforward	(836,971)
Net unrealized appreciation	21,836,296
Distributable earnings/(accumulated loss)	$27,880,449
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$420,550	$416,421	$836,971
In 2020, the Fund utilized $ 2,705,188 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	53,250	190,066
Service Class	28,741,069	12,614,216
Shares reinvested:
Standard Class	1,023	494
Service Class	969,136	1,266,957
	29,764,478	14,071,733
Shares redeemed:
Standard Class	(11,505)	(187,424)
Service Class	(20,008,978)	(13,986,322)
	(20,020,483)	(14,173,746)
Net increase (decrease)	9,743,995	(102,013)
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP American Preservation Fund–12

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Preservation Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Preservation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP American Preservation Fund–14

LVIP American Preservation Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2020. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Preservation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Government/Credit 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021. The Board noted that the net investment management fee for LVIP American Preservation Fund, giving effect to the advisory fee waiver, was lower than the median net investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
LVIP American Preservation Fund–15

LVIP American Preservation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP American Preservation Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Preservation Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Preservation Fund–21

LVIP Baron Growth Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Baron Growth Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BAMCO, Inc.
The Fund returned 34.41% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 2000® Growth Index1, returned 34.63%.
This year was marked by an unprecedented black swan event – the COVID-19 pandemic – which resulted in extreme market volatility. After a deep dive that began in mid-February and continued through March, the market roared back, initially propelled by accommodative Federal Reserve policies and massive federal stimulus. The market continued its rally through year-end as interest rates stayed low and significant progress was made on several vaccines to combat COVID-19.
The Fund performed in line with the benchmark for the year as positive stock selection was offset by the negative impacts of cash exposure in an up market and relative sector/sub-industry weights.
Stock selection in Financials, Health Care, Industrials, and Communication Services and lack of exposure to the lagging Materials, Utilities, and Energy sectors contributed to relative results. Strength in Financials, related to sharp gains from investment decision support tools provider MSCI, Inc. and specialty insurer Kinsale Capital Group, Inc., was mostly offset by the Fund’s significantly higher exposure to this underperforming sector. MSCI’s stock price increased in response to solid earnings throughout the year despite the challenging COVID-19 backdrop and management’s ability to effectively manage costs. Kinsale’s shares responded well to strong financial results, with premium growth in excess of 40% in each of the first three quarters of the year and an improvement in the core underwriting margin. Industry conditions remain favorable and the company is meaningfully raising rates. Favorable stock selection in Health Care, driven by the outperformance of veterinary diagnostics leader IDEXX Laboratories, Inc., was more than offset by meaningfully lower exposure to biotechnology stocks, which increased over 50% in the index. Within Industrials, outperformance of composite decking and railing manufacturer Trex Company, Inc. and real estate information and marketing services company CoStar Group, Inc. added the most value. Trex reported outstanding quarterly financial results throughout the year as consumers increasingly chose composite over wood in recognition of composite's more durable performance and lower lifetime costs. CoStar’s shares outperformed as net new sales re-accelerated more quickly than investor forecasts due to heightened demand for the company’s digital marketplace businesses. CoStar has over $3.6 billion cash on its balance sheet, which we expect it will use for TAM-expanding acquisitions, particularly in the residential market. Lower exposure to underperforming industrial machinery stocks also aided relative results. Within Communication Services, satellite communications company Iridium Communications Inc. added value after the company’s shares increased nearly 60% for the year.
Apart from cash, Information Technology (IT) and Real Estate investments and elevated exposure to hotels, resorts & cruise lines within Consumer Discretionary, whose businesses were adversely impacted by the COVID-19 outbreak, detracted the most from relative performance. Negative stock selection in IT was driven by syndicated research provider Gartner, Inc. and P&C insurance software vendor Guidewire Software, Inc. Gartner’s destination events business has been disproportionately impacted by COVID-19, while Guidewire’s transition to the cloud has caused short-term financial headwinds and slowed the cadence of new license sales. Within Real Estate, higher exposure to REITs, which declined modestly in the index, and underperformance of office REIT Douglas Emmett, Inc. and specialized REIT Gaming and Leisure Properties, Inc. hurt relative performance. Shares of Douglas Emmett and Gaming and Leisure lagged due to concerns regarding the stability of rent payments.
Portfolio Managers:
BAMCO, Inc.:	Ronald Baron
Neal Rosenberg
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/10. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $40,592. For comparison, look at how the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $35,423. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 34.41%
Five Years	+ 19.03%
Ten Years	+ 15.33%
Service Class Shares
One Year	+ 34.08%
Five Years	+ 18.73%
Ten Years	+ 15.04%
1. The Russell 2000®Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.
LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,360.50	0.93%	$5.52
Service Class Shares	1,000.00	1,358.80	1.18%	7.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.40	0.93%	$4.72
Service Class Shares	1,000.00	1,019.20	1.18%	5.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.84%
Biotechnology	1.18%
Building Products	3.89%
Capital Markets	13.93%
Commercial Services & Supplies	0.67%
Diversified Consumer Services	3.00%
Diversified Telecommunication Services	2.59%
Electronic Equipment, Instruments & Components	0.46%
Entertainment	0.60%
Equity Real Estate Investment Trusts	4.36%
Health Care Equipment & Supplies	8.72%
Health Care Technology	0.78%
Hotels, Restaurants & Leisure	21.10%
Insurance	8.88%
IT Services	4.27%
Life Sciences Tools & Services	4.61%
Machinery	0.30%
Pharmaceuticals	1.29%
Professional Services	7.35%
Semiconductors & Semiconductor Equipment	0.24%
Software	11.26%
Thrifts & Mortgage Finance	0.36%
Warrant	0.00%
Money Market Fund	0.33%
Total Investments	100.17%
Liabilities Net of Receivables and Other Assets	(0.17%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
CoStar Group	7.35%
Penn National Gaming	7.10%
Vail Resorts	6.55%
MSCI	5.94%
IDEXX Laboratories	5.55%
ANSYS	4.86%
Trex	3.89%
Kinsale Capital Group	3.59%
Choice Hotels International	3.53%
Gartner	2.95%
Total	51.31%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.84%
Biotechnology–1.18%
†Denali Therapeutics	132,500	$ 11,098,200
		11,098,200
Building Products–3.89%
†Trex	435,000	36,418,200
		36,418,200
Capital Markets–13.93%
Carlyle Group	233,200	7,331,808
Cohen & Steers	191,000	14,191,300
FactSet Research Systems	50,900	16,924,250
Houlihan Lokey	148,500	9,983,655
Moelis & Co. Class A	151,000	7,060,760
Morningstar	83,580	19,354,621
MSCI	124,500	55,592,985
		130,439,379
Commercial Services & Supplies–0.67%
†BrightView Holdings	416,820	6,302,318
		6,302,318
Diversified Consumer Services–3.00%
†Bright Horizons Family Solutions	156,000	26,986,440
†OneSpaWorld Holdings	57,500	583,050
†Yucaipa Acquisition	55,000	561,000
		28,130,490
Diversified Telecommunication Services–2.59%
†Iridium Communications	617,565	24,285,744
		24,285,744
Electronic Equipment, Instruments & Components–0.46%
Littelfuse	16,875	4,297,387
		4,297,387
Entertainment–0.60%
Manchester United Class A	338,275	5,662,723
		5,662,723
Equity Real Estate Investment Trusts–4.36%
Alexandria Real Estate Equities	57,000	10,158,540
American Assets Trust	40,000	1,155,200
Douglas Emmett	319,050	9,309,879
Gaming and Leisure Properties	476,657	20,210,257
		40,833,876
Health Care Equipment & Supplies–8.72%
†IDEXX Laboratories	104,000	51,986,480
†Neogen	140,000	11,102,000
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services	65,700	$ 18,613,467
		81,701,947
Health Care Technology–0.78%
†American Well Class A	35,839	907,802
†Schrodinger	81,000	6,413,580
		7,321,382
Hotels, Restaurants & Leisure–21.10%
†Boyd Gaming	150,000	6,438,000
†Choice Hotels International	310,000	33,086,300
†Marriott Vacations Worldwide	166,600	22,860,852
†Penn National Gaming	770,000	66,504,900
†Red Rock Resorts Class A	296,000	7,411,840
†Vail Resorts	219,900	61,343,304
		197,645,196
Insurance–8.88%
†Arch Capital Group	686,000	24,744,020
Kinsale Capital Group	167,950	33,611,833
Primerica	185,000	24,777,050
		83,132,903
IT Services–4.27%
†Gartner	172,215	27,587,121
†Wix.com	49,500	12,373,020
		39,960,141
Life Sciences Tools & Services–4.61%
†Adaptive Biotechnologies	52,869	3,126,144
Bio-Techne	83,000	26,356,650
†Mettler-Toledo International	12,000	13,676,160
		43,158,954
Machinery–0.30%
Marel HF	459,500	2,817,968
		2,817,968
Pharmaceuticals–1.29%
Dechra Pharmaceuticals	256,600	12,085,022
		12,085,022
Professional Services–7.35%
†CoStar Group	74,465	68,826,510
		68,826,510
Semiconductors & Semiconductor Equipment–0.24%
=†πDesktop Metal Pipe Class A	135,000	2,224,800
		2,224,800
Software–11.26%
†Altair Engineering Class A	72,000	4,188,960
†ANSYS	125,000	45,475,000
†Guidewire Software	129,500	16,670,535
LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Pegasystems	110,000	$ 14,658,600
SS&C Technologies Holdings	336,000	24,444,000
		105,437,095
Thrifts & Mortgage Finance–0.36%
Essent Group	77,500	3,348,000
		3,348,000
Total Common Stock (Cost $193,943,230)		935,128,235
WARRANT–0.00%
=†Onespaworld Holding exp 3/19/24 exercise price USD 0.00	9,999	54,595
Total Warrant (Cost $0)		54,595

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.33%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	3,095,970	$ 3,095,970
Total Money Market Fund (Cost $3,095,970)		3,095,970

TOTAL INVESTMENTS–100.17% (Cost $197,039,200)	938,278,800
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.17%)	(1,635,977)
NET ASSETS APPLICABLE TO 11,837,474 SHARES OUTSTANDING–100.00%	$936,642,823
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($69,487,443 / 849,195 Shares)	$81.827
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($867,155,380 / 10,988,279 Shares)	$78.916
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$172,611,851
Distributable earnings/(accumulated loss)	764,030,972
TOTAL NET ASSETS	$936,642,823

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $2,224,800, which represented 0.24% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Desktop Metal Pipe Class A	12/9/2020	$1,350,000	$2,224,800

★ Includes $1,516,433 payable for fund shares redeemed, $48,362 other accrued expenses payable and $855,343 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 4,085,949
Non-cash dividends	659,860
Foreign taxes withheld	(5,688)
4,740,121
EXPENSES:
Management fees	7,711,082
Distribution fees-Service Class	1,770,761
Shareholder servicing fees	223,621
Accounting and administration expenses	156,573
Reports and statements to shareholders	65,811
Professional fees	36,174
Pricing fees	24,605
Trustees’ fees and expenses	18,672
Custodian fees	4,946
Consulting fees	2,960
Other	14,536
10,029,741
Less:
Management fees waived	(1,123,206)
Total operating expenses	8,906,535
NET INVESTMENT LOSS	(4,166,414)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	24,152,236
Foreign currencies	(58)
Net realized gain	24,152,178
Net change in unrealized appreciation (depreciation) of investments	227,845,828
NET REALIZED AND UNREALIZED GAIN	251,998,006
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$247,831,592
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (4,166,414)	$ (1,001,315)
Net realized gain	24,152,178	17,281,742
Net change in unrealized appreciation (depreciation)	227,845,828	195,478,681
Net increase in net assets resulting from operations	247,831,592	211,759,108
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,282,212)	(1,738,541)
Service Class	(15,525,564)	(18,541,649)
	(16,807,776)	(20,280,190)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,961,201	13,700,706
Service Class	105,882,672	92,443,367
Reinvestment of dividends and distributions:
Standard Class	1,282,212	1,738,541
Service Class	15,525,564	18,541,649
	138,651,649	126,424,263
Cost of shares redeemed:
Standard Class	(39,332,386)	(11,525,475)
Service Class	(175,526,711)	(115,813,259)
	(214,859,097)	(127,338,734)
Decrease in net assets derived from capital share transactions	(76,207,448)	(914,471)
NET INCREASE IN NET ASSETS	154,816,368	190,564,447
NET ASSETS:
Beginning of year	781,826,455	591,262,008
End of year	$ 936,642,823	$ 781,826,455
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 62.157	$ 46.700	$ 50.365	$ 41.088	$ 41.922
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.198)	0.050	0.012	(0.001)	0.240
Net realized and unrealized gain (loss)	21.270	17.014	(1.427)	11.178	2.219
Total from investment operations	21.072	17.064	(1.415)	11.177	2.459
Less dividends and distributions from:
Net investment income	—	—	—	—	(0.305)
Net realized gain	(1.402)	(1.607)	(2.250)	(1.900)	(2.988)
Total dividends and distributions	(1.402)	(1.607)	(2.250)	(1.900)	(3.293)
Net asset value, end of period	$ 81.827	$ 62.157	$ 46.700	$ 50.365	$ 41.088
Total return[2]	34.41%	36.72%	(3.70%)	27.56%	5.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 69,487	$ 71,190	$ 50,558	$ 41,010	$23,668
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.95%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.07%	1.08%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets	(0.32%)	0.08%	0.02%	0.00%	0.58%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.46%)	(0.06%)	(0.13%)	(0.12%)	0.54%
Portfolio turnover	1%	6%	6%	7%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 60.140	$ 45.337	$ 49.069	$ 40.172	$ 41.063
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.347)	(0.090)	(0.118)	(0.116)	0.133
Net realized and unrealized gain (loss)	20.525	16.500	(1.364)	10.913	2.168
Total from investment operations	20.178	16.410	(1.482)	10.797	2.301
Less dividends and distributions from:
Net investment income	—	—	—	—	(0.204)
Net realized gain	(1.402)	(1.607)	(2.250)	(1.900)	(2.988)
Total dividends and distributions	(1.402)	(1.607)	(2.250)	(1.900)	(3.192)
Net asset value, end of period	$ 78.916	$ 60.140	$ 45.337	$ 49.069	$ 40.172
Total return[2]	34.08%	36.38%	(3.93%)	27.24%	5.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$867,155	$710,636	$540,704	$569,973	$473,667
Ratio of expenses to average net assets	1.18%	1.18%	1.18%	1.20%	1.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.32%	1.33%	1.32%	1.30%
Ratio of net investment income (loss) to average net assets	(0.57%)	(0.17%)	(0.23%)	(0.25%)	0.33%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.71%)	(0.31%)	(0.38%)	(0.37%)	0.29%
Portfolio turnover	1%	6%	6%	7%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $24 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% on the first $250 million of the Fund’s average daily net assets; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.93% of the average daily net assets for the Standard Class and 1.18% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2020, no expense reimbursements were subject to recoupment.
BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$46,811
Legal	8,281
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $56,195 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$652,750
Distribution fees payable to LFD	180,039
Shareholder servicing fees payable to Lincoln Life	22,554
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $252,401, which resulted in net realized losses of $181,750.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 7,588,291
Sales	71,599,764
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$197,597,253
Aggregate unrealized appreciation of investments	$740,681,547
Aggregate unrealized depreciation of investments	—
Net unrealized appreciation of investments	$740,681,547
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Biotechnology	$ 11,098,200	$ —	$ —	$ 11,098,200
Building Products	36,418,200	—	—	36,418,200
Capital Markets	130,439,379	—	—	130,439,379
Commercial Services & Supplies	6,302,318	—	—	6,302,318
Diversified Consumer Services	28,130,490	—	—	28,130,490
Diversified Telecommunication Services	24,285,744	—	—	24,285,744
Electronic Equipment, Instruments & Components	4,297,387	—	—	4,297,387
Entertainment	5,662,723	—	—	5,662,723
Equity Real Estate Investment Trusts	40,833,876	—	—	40,833,876
Health Care Equipment & Supplies	81,701,947	—	—	81,701,947
Health Care Technology	7,321,382	—	—	7,321,382
Hotels, Restaurants & Leisure	197,645,196	—	—	197,645,196
Insurance	83,132,903	—	—	83,132,903
IT Services	39,960,141	—	—	39,960,141
Life Sciences Tools & Services	43,158,954	—	—	43,158,954
Machinery	2,817,968	—	—	2,817,968
Pharmaceuticals	—	12,085,022	—	12,085,022
Professional Services	68,826,510	—	—	68,826,510
Semiconductors & Semiconductor Equipment	—	—	2,224,800	2,224,800
Software	105,437,095	—	—	105,437,095
Thrifts & Mortgage Finance	3,348,000	—	—	3,348,000
Warrant	—	—	54,595	54,595
Money Market Fund	3,095,970	—	—	3,095,970
Total Investments	$923,914,383	$12,085,022	$2,279,395	$938,278,800
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, return of capital on corporate stock and passive foreign investment company.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Long-term capital gains	$16,807,776	$20,280,190
LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 23,349,426
Other temporary differences	1
Net unrealized appreciation	740,681,545
Distributable earnings/(accumulated loss)	$764,030,972
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to tax treatment of net operating losses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$3,895,456	$(3,895,456)

6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	302,018	238,035
Service Class	1,796,461	1,651,265
Shares reinvested:
Standard Class	19,238	29,472
Service Class	241,354	324,614
	2,359,071	2,243,386
Shares redeemed:
Standard Class	(617,381)	(204,807)
Service Class	(2,865,862)	(2,085,900)
	(3,483,243)	(2,290,707)
Net decrease	(1,124,172)	(47,321)
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 7. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Baron Growth Opportunities Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the investment management fee, giving effect
LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the LVIP Baron Growth Opportunities Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP Baron Growth Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods and above the return of the benchmark index and below the return of the Morningstar peer group median for the three- and five-year periods. The Board concluded that the services provided by BAMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fees BAMCO charges as well as information provided by BAMCO regarding the fees charged to a fund for which BAMCO manages a comparable portfolio with the same portfolio managers. The Board considered that LIAC compensates BAMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BAMCO’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commissions and that research may be used for the benefit of all the clients of BAMCO.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Baron Growth Opportunities Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Baron Growth Opportunities Fund–23

LVIP BlackRock Advantage Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Advantage Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Advantage Allocation Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 13.13% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the LVIP BlackRock Advantage Allocation Composite1, returned 13.45% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)2, returned 16.25%.
In 2020, the Fund outperformed its benchmark. Broadly, performance within U.S. markets was strong with the U.S. Dollar denominating credit and U.S. rates strategies generating strong relative returns. Similarly, equity stock selection among U.S. companies strengthened returns.
Within the broader portfolio, the fixed income allocation outperformed the fixed income index within its composite benchmark for the year. All sectors contributed positively for the year. Credit security selection was the primary contributor due to an overweight within Technology. An underweight to the Independent Energy sub-sector within Energy was also beneficial to performance. Asset Allocation was positive due to an overweight in securitized credit and other spread sectors. US Rates contributed to overall returns due to our treasury auction strategies.
The equity allocation underperformed the Fund’s broad-based benchmark index. After struggling during the initial COVID-19 related sell off, the strategy performed well in the middle of the year before ultimately giving back gains in the final quarter. Unsurprisingly, performance was similarly mixed across signal composites with small gains across sentiment and macro insights offset by losses across fundamental insights. Regarding the former, sentiment-based measures performed well amid the re-emergence from lockdown having capturing evolving economic trends through the summer months. This included insights that look to text analysis as well as more consumer oriented ones that capture trends across internet search, transaction, and foot traffic data. Notably, the fourth quarter’s historic rotation of momentum styles adversely impacted the performance of these measures as trends broadly reversed.
Within macro thematic, country timing insights was broadly additive having motivated an overweight to US Equities. Finally, fundamental measures detracted with losses from valuation-oriented measures. Despite the market volatility, investor preference for the period was for growth related positions which heavily weighed on value, or contrarian, strategies. Insights that look towards contrarian positioning across investor flow dimensions, as well as more traditional valuation metrics such as comparing companies across research & development expenses struggled during the year. Given the broader market risk-on tone after the initial COVID-19 spring selloff, traditional quality measures to prefer lower volatility securities were a noted weak spot as well.
From a region and sector perspective, stock selection in the UK and Canada detracted from relative returns in the equity sleeve. The Technology sector was additive for the Fund. An overweight to the technology sector was a primary contributor for the credit strategy, and stock selection within technology was additive to performance.
Elsewhere, Fund performance within several sectors was mixed. While an overweight to financials benefitted credit performance, the sector proved to be challenging for stock selection, leaving sector performance mixed overall.
Portfolio Managers:
BlackRock Investment Management, LLC:	Raffaele Savi
Kevin Franklin
Scott Radell, CFA
James Mauro
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Advantage Allocation Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,703. For comparison, look at how the LVIP BlackRock Advantage Allocation Composite and MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,357 and $23,957, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Advantage Allocation Fund–1

LVIP BlackRock Advantage Allocation Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.13%
Five Years	+ 8.36%
Ten Years	+ 7.02%
Service Class Shares
One Year	+ 12.85%
Five Years	+ 8.09%
Ten Years	+ 6.75%
1. The BlackRock Advantage Allocation Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The BlackRock Advantage Allocation Composite is constructed as follows: 50% MSCI All Country World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The indexes consists of more than 20 developed-market country indexes, including the United States.
LVIP BlackRock Advantage Allocation Fund–2

LVIP BlackRock Advantage Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,122.90	0.73%	$3.90
Service Class Shares	1,000.00	1,121.60	0.98%	5.23
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.71
Service Class Shares	1,000.00	1,020.20	0.98%	4.98

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Advantage Allocation Fund–3

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	50.30%
U.S. Markets	30.85%
Aerospace & Defense	0.29%
Air Freight & Logistics	0.22%
Airlines	0.22%
Auto Components	0.02%
Automobiles	0.48%
Banks	1.02%
Beverages	0.63%
Biotechnology	0.65%
Building Products	0.18%
Capital Markets	0.81%
Chemicals	0.49%
Commercial Services & Supplies	0.08%
Communications Equipment	0.23%
Consumer Finance	0.34%
Distributors	0.06%
Diversified Consumer Services	0.11%
Diversified Financial Services	0.16%
Diversified Telecommunication Services	0.23%
Electric Utilities	0.12%
Electrical Equipment	0.13%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.12%
Entertainment	0.58%
Equity Real Estate Investment Trusts	0.75%
Food & Staples Retailing	0.05%
Food Products	0.14%
Health Care Equipment & Supplies	1.42%
Health Care Providers & Services	0.68%
Health Care Technology	0.30%
Hotels, Restaurants & Leisure	0.87%
Industrial Conglomerates	0.59%
Insurance	1.32%
Interactive Media & Services	1.76%
Internet & Direct Marketing Retail	1.19%
IT Services	1.62%
Leisure Products	0.05%
Life Sciences Tools & Services	0.42%
Machinery	0.59%
Media	0.23%
Metals & Mining	0.25%
Multiline Retail	0.04%
Multi-Utilities	0.43%
Oil, Gas & Consumable Fuels	1.14%
Personal Products	0.07%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	1.49%
Professional Services	0.05%
Real Estate Management & Development	0.08%
Road & Rail	0.10%
Semiconductors & Semiconductor Equipment	1.37%
Software	3.17%
Specialty Retail	0.42%
Technology Hardware, Storage & Peripherals	1.90%
Textiles, Apparel & Luxury Goods	0.80%
Thrifts & Mortgage Finance	0.26%
Trading Companies & Distributors	0.03%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	0.02%
Developed Markets	13.79%
Air Freight & Logistics	0.07%
Auto Components	0.21%
Automobiles	0.31%
Banks	1.47%
Beverages	0.24%
Biotechnology	0.08%
Building Products	0.11%
Capital Markets	0.03%
Chemicals	1.10%
Commercial Services & Supplies	0.06%
Construction & Engineering	0.10%
Consumer Finance	0.08%
Diversified Consumer Services	0.02%
Diversified Financial Services	0.10%
Diversified Telecommunication Services	0.17%
Electric Utilities	0.33%
Electrical Equipment	0.51%
Electronic Equipment, Instruments & Components	0.39%
Energy Equipment & Services	0.07%
Entertainment	0.19%
Equity Real Estate Investment Trusts	0.15%
Food & Staples Retailing	0.07%
Food Products	0.60%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.11%
Hotels, Restaurants & Leisure	0.15%
Household Products	0.04%
Industrial Conglomerates	0.32%
Insurance	0.39%
Interactive Media & Services	0.04%
Internet & Direct Marketing Retail	0.45%
IT Services	0.17%
Life Sciences Tools & Services	0.06%
Machinery	0.38%

LVIP BlackRock Advantage Allocation Fund–4

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Marine	0.03%
Media	0.09%
Metals & Mining	0.45%
Multi-Utilities	0.28%
Oil, Gas & Consumable Fuels	0.33%
Personal Products	0.87%
Pharmaceuticals	0.97%
Professional Services	0.39%
Real Estate Management & Development	0.06%
Road & Rail	0.03%
Semiconductors & Semiconductor Equipment	0.25%
Software	0.17%
Specialty Retail	0.46%
Technology Hardware, Storage & Peripherals	0.11%
Textiles, Apparel & Luxury Goods	0.29%
Tobacco	0.09%
Trading Companies & Distributors	0.03%
Wireless Telecommunication Services	0.29%
Emerging Markets	5.66%
Airlines	0.01%
Auto Components	0.01%
Automobiles	0.04%
Banks	0.48%
Beverages	0.02%
Biotechnology	0.05%
Capital Markets	0.02%
Chemicals	0.01%
Construction & Engineering	0.01%
Construction Materials	0.06%
Consumer Finance	0.00%
Diversified Financial Services	0.01%
Diversified Telecommunication Services	0.00%
Electric Utilities	0.10%
Electrical Equipment	0.03%
Electronic Equipment, Instruments & Components	0.10%
Energy Equipment & Services	0.02%
Entertainment	0.15%
Food & Staples Retailing	0.02%
Food Products	0.13%
Health Care Equipment & Supplies	0.01%
Health Care Providers & Services	0.02%
Household Products	0.04%
Independent Power and Renewable Electricity Producers	0.07%
Insurance	0.03%
Interactive Media & Services	0.68%
Internet & Direct Marketing Retail	0.94%
IT Services	0.20%
Security Type/Sector	Percentage of Net Assets
Life Sciences Tools & Services	0.02%
Machinery	0.03%
Marine	0.07%
Media	0.01%
Metals & Mining	0.10%
Oil, Gas & Consumable Fuels	0.40%
Pharmaceuticals	0.08%
Real Estate Management & Development	0.23%
Semiconductors & Semiconductor Equipment	0.87%
Specialty Retail	0.01%
Technology Hardware, Storage & Peripherals	0.31%
Textiles, Apparel & Luxury Goods	0.04%
Thrifts & Mortgage Finance	0.13%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	0.08%
Preferred Stocks	0.36%
Rights	0.00%
Warrant	0.00%
Agency Collateralized Mortgage Obligations	0.12%
Agency Commercial Mortgage-Backed Securities	1.07%
Agency Mortgage-Backed Securities	17.54%
Agency Obligation	0.04%
Corporate Bonds	20.77%
Aerospace & Defense	0.16%
Agriculture	0.66%
Apparel	0.19%
Auto Manufacturers	0.33%
Auto Parts & Equipment	0.11%
Banks	4.70%
Beverages	0.36%
Biotechnology	0.13%
Building Materials	0.08%
Chemicals	0.44%
Commercial Services	0.69%
Computers	0.39%
Cosmetics & Personal Care	0.13%
Diversified Financial Services	0.94%
Electric	1.90%
Electronics	0.27%
Environmental Control	0.01%
Food	0.10%
Forest Products & Paper	0.07%
Gas	0.16%
Health Care Products	0.25%
Health Care Services	0.66%
Household Products Ware	0.02%
Insurance	0.61%

LVIP BlackRock Advantage Allocation Fund–5

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Internet	0.68%
Investment Company Security	0.30%
Iron & Steel	0.02%
Lodging	0.09%
Machinery Construction & Mining	0.08%
Machinery Diversified	0.07%
Media	0.88%
Mining	0.15%
Miscellaneous Manufacturing	0.08%
Oil & Gas	0.26%
Oil & Gas Services	0.02%
Pharmaceuticals	1.05%
Pipelines	0.36%
Real Estate Investment Trusts	1.10%
Retail	0.36%
Semiconductors	0.38%
Software	0.67%
Telecommunications	0.77%
Transportation	0.04%
Water	0.05%
Municipal Bonds	0.32%
Non-Agency Asset-Backed Securities	6.50%
Non-Agency Collateralized Mortgage Obligations	0.25%
Non-Agency Commercial Mortgage-Backed Securities	1.88%
Sovereign Bonds	0.16%
Money Market Fund	5.09%
Total Investments	104.40%
Agency Mortgage-Backed Security	(0.74%)
Liabilities Net of Receivables and Other Assets	(3.66%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.80%
Microsoft	1.31%
Amazon.com	1.19%
Facebook Class A	0.80%
Alphabet Class A & Class C	0.74%
NVIDIA	0.65%
Tencent Holdings	0.61%
Taiwan Semiconductor Manufacturing	0.61%
Mastercard Class A	0.55%
Bristol-Myers Squibb	0.52%
Total	8.78%

Geography	Percentage of Net Assets
Australia	0.62%
Belgium	0.04%
Brazil	0.52%
Canada	1.74%
China	3.38%
Denmark	0.38%
Finland	0.35%
France	1.57%
Germany	1.86%
Hong Kong	0.72%
Hungary	0.07%
India	0.69%
Indonesia	0.02%
Ireland	0.08%
Israel	0.19%
Italy	0.27%
Japan	4.25%
Luxembourg	0.03%
Macau	0.05%
Malaysia	0.07%
Mexico	0.08%
Netherlands	0.98%
Norway	0.27%
Peru	0.24%
Philippines	0.14%
Poland	0.10%
Portugal	0.09%
Republic of Korea	0.65%
Russia	0.09%
Saudi Arabia	0.00%

LVIP BlackRock Advantage Allocation Fund–6

LVIP BlackRock Advantage Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Geography	Percentage of Net Assets
Singapore	0.20%
South Africa	0.11%
Spain	0.53%
Sweden	0.39%
Switzerland	1.22%
Taiwan	1.24%
Thailand	0.04%
Turkey	0.04%
United Kingdom	2.30%
United States	73.60%
Uruguay	0.10%
Total	99.31%

IT–Information Technology
LVIP BlackRock Advantage Allocation Fund–7

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–50.30%
U.S. MARKETS–30.85%
Aerospace & Defense–0.29%
†Boeing	227	$ 48,591
Lockheed Martin	216	76,676
†Mercury Systems	128	11,272
Northrop Grumman	168	51,193
†Rolls-Royce Holdings	31,320	47,400
		235,132
Air Freight & Logistics–0.22%
FedEx	242	62,828
United Parcel Service Class B	681	114,681
		177,509
Airlines–0.22%
†Alaska Air Group	1,225	63,700
†Japan Airlines	1,100	21,213
†Singapore Airlines	18,900	61,325
†Southwest Airlines	662	30,856
		177,094
Auto Components–0.02%
†Hyundai Mobis	60	14,122
		14,122
Automobiles–0.48%
Harley-Davidson	280	10,276
†Hyundai Motor	63	11,167
†Tesla	523	369,065
		390,508
Banks–1.02%
Bank Central Asia	8,200	19,766
Bank of America	5,491	166,432
Citigroup	75	4,625
Comerica	1,458	81,444
East West Bancorp	349	17,698
First Horizon National	2,857	36,455
First Republic Bank	156	22,921
JPMorgan Chase & Co.	304	38,629
†Jyske Bank	543	20,734
†Kasikornbank NVDR	6,800	25,640
M&T Bank	398	50,666
Pinnacle Financial Partners	455	29,302
South State	274	19,810
†Svenska Handelsbanken Class A	2,890	29,131
Truist Financial	613	29,381
US Bancorp	1,386	64,574
Wells Fargo & Co.	2,710	81,788
Zions Bancorp	2,032	88,270
		827,266
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Beverages–0.63%
Coca-Cola	6,141	$ 336,773
PepsiCo	1,167	173,066
		509,839
Biotechnology–0.65%
AbbVie	1,090	116,794
†Alexion Pharmaceuticals	152	23,748
Amgen	496	114,040
†Arena Pharmaceuticals	304	23,356
†Biogen	115	28,159
Gilead Sciences	1,069	62,280
†Incyte	341	29,660
†Moderna	75	7,835
†Regeneron Pharmaceuticals	114	55,075
†Vertex Pharmaceuticals	270	63,812
		524,759
Building Products–0.18%
Allegion	962	111,957
Johnson Controls International	779	36,294
		148,251
Capital Markets–0.81%
Bank of New York Mellon	4,194	177,993
Cboe Global Markets	162	15,085
†Credit Suisse Group	9,664	124,771
FactSet Research Systems	237	78,803
Franklin Resources	1,117	27,914
Invesco	652	11,364
IOOF Holdings	5,574	15,114
Moody's	455	132,059
Morgan Stanley	670	45,915
†UBS Group	2,177	30,652
		659,670
Chemicals–0.49%
Air Products & Chemicals	854	233,330
Asian Paints	1,223	46,325
Ecolab	491	106,233
PPG Industries	86	12,403
		398,291
Commercial Services & Supplies–0.08%
†Copart	532	67,697
		67,697
Communications Equipment–0.23%
†Arista Networks	208	60,439
†Ciena	475	25,104
Cisco Systems	1,632	73,032
†Nokia	4,366	16,863
LVIP BlackRock Advantage Allocation Fund–8

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment (continued)
Ubiquiti	50	$ 13,925
		189,363
Consumer Finance–0.34%
American Express	1,733	209,537
Capital One Financial	501	49,524
†LendingTree	50	13,689
		272,750
Distributors–0.06%
Genuine Parts	468	47,001
		47,001
Diversified Consumer Services–0.11%
†Bright Horizons Family Solutions	331	57,259
H&R Block	2,059	32,656
		89,915
Diversified Financial Services–0.16%
†Berkshire Hathaway Class B	448	103,878
Mitsubishi UFJ Lease & Finance	5,800	27,851
		131,729
Diversified Telecommunication Services–0.23%
AT&T	4,277	123,007
†Bandwidth Class A	217	33,346
†KT	1,502	33,201
		189,554
Electric Utilities–0.12%
Avangrid	1,684	76,538
NextEra Energy	243	18,747
Xcel Energy	88	5,867
		101,152
Electrical Equipment–0.13%
Acuity Brands	169	20,464
Eaton	512	61,512
Rockwell Automation	98	24,579
		106,555
Electronic Equipment, Instruments & Components–0.06%
Cognex	158	12,685
Dolby Laboratories Class A	32	3,108
National Instruments	807	35,460
		51,253
Energy Equipment & Services–0.12%
Halliburton	2,916	55,113
Schlumberger	1,822	39,774
		94,887
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Entertainment–0.58%
Activision Blizzard	784	$ 72,794
†Netflix	309	167,086
†Walt Disney	1,257	227,743
		467,623
Equity Real Estate Investment Trusts–0.75%
American Tower	780	175,079
Brixmor Property Group	1,331	22,028
Camden Property Trust	29	2,898
Equinix	295	210,683
Prologis	1,175	117,100
SBA Communications	37	10,439
Simon Property Group	725	61,828
SL Green Realty	178	10,605
		610,660
Food & Staples Retailing–0.05%
Tesco	13,553	42,770
		42,770
Food Products–0.14%
Archer-Daniels-Midland	563	28,381
Hormel Foods	1,759	81,987
		110,368
Health Care Equipment & Supplies–1.42%
Abbott Laboratories	770	84,307
†ABIOMED	48	15,562
Becton Dickinson and Co	920	230,202
†Boston Scientific	1,582	56,873
Cooper	39	14,170
Danaher	1,623	360,533
†DexCom	86	31,796
†Edwards Lifesciences	1,339	122,157
Hill-Rom Holdings	156	15,283
†IDEXX Laboratories	47	23,494
†Intuitive Surgical	31	25,361
†Masimo	125	33,548
Medtronic	141	16,517
†Penumbra	154	26,950
†Quidel	72	12,935
ResMed	199	42,299
†Tandem Diabetes Care	303	28,991
West Pharmaceutical Services	43	12,182
		1,153,160
Health Care Providers & Services–0.68%
Anthem	42	13,486
†Centene	1,220	73,237
Cigna	290	60,372
†Henry Schein	439	29,352
Humana	86	35,283

LVIP BlackRock Advantage Allocation Fund–9

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services (continued)
†Laboratory Corp of America Holdings	125	$ 25,444
Premier Class A	895	31,414
Quest Diagnostics	356	42,424
UnitedHealth Group	678	237,761
		548,773
Health Care Technology–0.30%
Cerner	1,582	124,155
†Teladoc Health	524	104,779
†Veeva Systems Class A	46	12,524
		241,458
Hotels, Restaurants & Leisure–0.87%
†Caesars Entertainment	85	6,313
†Chipotle Mexican Grill	45	62,402
†Flutter Entertainment	222	45,140
†Hyatt Hotels Class A	640	47,520
†International Game Technology	1,191	20,176
†Las Vegas Sands	903	53,819
†Marriott Vacations Worldwide	149	20,446
MGM Resorts International	615	19,379
Oriental Land	800	132,185
†Pandox	633	11,107
†Planet Fitness Class A	1,292	100,298
†Sands China	8,400	36,686
Vail Resorts	338	94,288
Wendy's	1,296	28,408
Wyndham Hotels & Resorts	520	30,909
		709,076
Industrial Conglomerates–0.59%
3M	2,167	378,770
General Electric	8,490	91,692
SK Holdings	21	4,659
		475,121
Insurance–1.32%
Aegon	42,875	171,023
American International Group	569	21,542
†Athene Holding Class A	334	14,409
Aviva	2,288	10,177
CNA Financial	3,286	128,022
†CNP Assurances	881	14,314
Fubon Financial Holding	41,000	68,279
Marsh & McLennan	2,276	266,292
Progressive	126	12,459
Prudential Financial	1,053	82,208
Travelers	1,922	269,791
Unum Group	688	15,783
		1,074,299
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Interactive Media & Services–1.76%
†Alphabet Class A	206	$ 361,044
†Alphabet Class C	137	240,007
†Facebook Class A	2,388	652,306
†Twitter	2,691	145,718
Z Holdings	4,800	29,046
		1,428,121
Internet & Direct Marketing Retail–1.19%
†Amazon.com	296	964,051
		964,051
IT Services–1.62%
Accenture Class A	308	80,453
Automatic Data Processing	256	45,107
†Fiserv	733	83,459
International Business Machines	1,643	206,821
Mastercard Class A	1,263	450,815
†Okta	57	14,493
†PayPal Holdings	279	65,342
Visa Class A	1,701	372,060
		1,318,550
Leisure Products–0.05%
Hasbro	474	44,338
		44,338
Life Sciences Tools & Services–0.42%
†10X Genomics Class A	74	10,479
†Adaptive Biotechnologies	247	14,605
Agilent Technologies	25	2,962
†Illumina	302	111,740
Thermo Fisher Scientific	301	140,200
†Wuxi Biologics Cayman	4,500	59,676
		339,662
Machinery–0.59%
Atlas Copco Class B	371	16,653
Caterpillar	354	64,435
Cummins	888	201,665
Deere & Co.	94	25,291
Donaldson	296	16,540
Illinois Tool Works	164	33,436
†Ingersoll Rand	259	11,800
Xylem	1,106	112,580
		482,400
Media–0.23%
Comcast Class A	2,278	119,367
Fox Class A	470	13,687
Sirius XM Holdings	5,925	37,742
WPP	1,170	12,678
		183,474

LVIP BlackRock Advantage Allocation Fund–10

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Metals & Mining–0.25%
Boliden	1,278	$ 45,340
Newmont	347	20,782
Southern Copper	2,151	140,073
		206,195
Multiline Retail–0.04%
Harvey Norman Holdings	4,032	14,571
†Marks & Spencer Group	10,193	18,907
		33,478
Multi-Utilities–0.43%
Consolidated Edison	4,085	295,223
Public Service Enterprise Group	981	57,192
		352,415
Oil, Gas & Consumable Fuels–1.14%
Antero Midstream	2,495	19,236
†Cheniere Energy	1,073	64,412
Chevron	408	34,456
Cimarex Energy	757	28,395
†Continental Resources	1,423	23,195
Diamondback Energy	610	29,524
†EQT	684	8,694
Equitrans Midstream	1,260	10,130
Exxon Mobil	5,645	232,687
Hess	335	17,685
Inpex	3,400	18,334
Kinder Morgan	6,338	86,640
Phillips 66	4,235	296,196
Reliance Industries	454	12,353
Williams	2,311	46,335
		928,272
Personal Products–0.07%
Estee Lauder Class A	131	34,871
Shiseido	300	20,767
		55,638
Pharmaceuticals–1.49%
Bristol-Myers Squibb	6,796	421,556
†Elanco Animal Health	341	10,458
†Horizon Therapeutics	199	14,557
†Jazz Pharmaceuticals	187	30,864
Johnson & Johnson	1,786	281,081
Merck & Co	3,849	314,848
†Viatris	2,427	45,482
Zoetis	553	91,522
		1,210,368
Professional Services–0.05%
†CoStar Group	19	17,561
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Professional Services (continued)
IHS Markit	251	$ 22,548
		40,109
Real Estate Management & Development–0.08%
China Overseas Land & Investment	2,500	5,431
FirstService	184	25,184
†Jones Lang LaSalle	136	20,179
†KE Holdings ADR	204	12,554
		63,348
Road & Rail–0.10%
MTR	14,500	81,093
		81,093
Semiconductors & Semiconductor Equipment–1.37%
Analog Devices	76	11,227
†First Solar	197	19,487
Intel	1,131	56,346
†Micron Technology	93	6,992
NVIDIA	1,006	525,333
QUALCOMM	484	73,733
†Silicon Laboratories	208	26,487
Skyworks Solutions	359	54,884
Texas Instruments	2,016	330,886
Universal Display	37	8,503
		1,113,878
Software–3.17%
†Adobe	776	388,093
†ANSYS	62	22,556
†Aspen Technology	131	17,063
†Cadence Design Systems	519	70,807
†Cloudflare Class A	102	7,751
†Datadog Class A	146	14,372
†DocuSign	173	38,458
†HubSpot	19	7,532
Intuit	537	203,980
Microsoft	4,772	1,061,388
Oracle	1,909	123,493
†Paylocity Holding	66	13,590
†salesforce.com	1,562	347,592
†ServiceNow	316	173,936
†VMware Class A	200	28,052
†Zoom Video Communications Class A	170	57,344
		2,576,007
Specialty Retail–0.42%
†CarMax	317	29,944
Foot Locker	697	28,186
†Gap	748	15,102
Home Depot	582	154,591

LVIP BlackRock Advantage Allocation Fund–11

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Specialty Retail (continued)
TJX	1,675	$ 114,386
		342,209
Technology Hardware, Storage & Peripherals–1.90%
Apple	11,014	1,461,447
†Dell Technologies Class C	289	21,181
Hewlett Packard Enterprise	5,007	59,333
		1,541,961
Textiles, Apparel & Luxury Goods–0.80%
†Columbia Sportswear	275	24,030
†Lululemon Athletica	317	110,326
NIKE Class B	2,900	410,263
†Skechers USA Class A	895	32,166
†Under Armour Class A	2,955	50,737
VF	227	19,388
		646,910
Thrifts & Mortgage Finance–0.26%
Essent Group	1,282	55,383
MGIC Investment	895	11,232
PennyMac Financial Services	634	41,603
Radian Group	1,953	39,548
†Rocket Companies Class A	3,091	62,500
		210,266
Trading Companies & Distributors–0.03%
Air Lease	523	23,232
		23,232
Transportation Infrastructure–0.02%
Atlas Arteria	2,562	12,883
		12,883
Wireless Telecommunication Services–0.02%
SK Telecom	68	14,944
		14,944
Total U.S. Markets (Cost $19,697,698)		25,051,407
DEVELOPED MARKETS–13.79%
Air Freight & Logistics–0.07%
Deutsche Post	1,106	54,786
		54,786
Auto Components–0.21%
Bridgestone	300	9,839
Denso	600	35,712
†Faurecia	548	28,078
†Hella & Co.	276	17,836
†Pirelli & C	6,117	33,161
Sumitomo Rubber Industries	1,700	14,627
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Auto Components (continued)
Valeo	884	$ 34,869
		174,122
Automobiles–0.31%
Bayerische Motoren Werke	459	40,510
Daimler	824	58,405
†NIO ADR	1,181	57,562
†Renault	520	22,761
Toyota Motor	500	38,585
Yadea Group Holdings	18,000	37,197
		255,020
Banks–1.47%
†ABN AMRO Bank	1,222	11,974
Australia & New Zealand Banking Group	1,303	22,865
†Banco de Sabadell	25,023	10,829
†Banco Santander	3,441	10,730
†Bank Hapoalim	1,566	10,756
Bank of Montreal	138	10,492
Bank of Nova Scotia	50	2,703
Bendigo & Adelaide Bank	2,301	16,577
†BNP Paribas	788	41,600
BOC Hong Kong Holdings	22,000	66,687
Canadian Imperial Bank of Commerce	251	21,438
DBS Group Holdings	1,000	18,951
†First International Bank of Israel	562	14,934
Gunma Bank	1,200	3,706
Hang Seng Bank	900	15,532
†ING Groep	3,170	29,474
†Intesa Sanpaolo	5,063	11,968
†Nordea Bank	24,735	202,713
Oversea-Chinese Banking	1,700	12,955
Resona Holdings	6,700	23,455
Royal Bank of Canada	2,064	169,592
†Societe Generale	3,742	77,791
Sumitomo Mitsui Financial Group	1,600	49,597
Sumitomo Mitsui Trust Holdings	400	12,342
Toronto-Dominion Bank	5,390	304,540
Westpac Banking	1,523	22,664
		1,196,865
Beverages–0.24%
†Anheuser-Busch InBev	84	5,860
Britvic	1,097	12,186
Diageo	4,437	175,567
		193,613

LVIP BlackRock Advantage Allocation Fund–12

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Biotechnology–0.08%
CSL	234	$ 51,127
Takara Bio	600	16,124
		67,251
Building Products–0.11%
†Cie de Saint-Gobain	870	40,013
†Kingspan Group	331	23,211
Rockwool International Class B	62	23,204
		86,428
Capital Markets–0.03%
Euronext	221	24,343
Reinet Investments	88	1,650
		25,993
Chemicals–1.10%
Air Liquide	437	71,645
BASF	925	73,114
†Chr Hansen Holding	245	25,314
Covestro	406	25,015
Givaudan	16	67,693
Johnson Matthey	774	25,643
Koninklijke DSM	948	163,029
Lintec	500	11,055
Mitsubishi Chemical Holdings	7,600	46,043
Nippon Shokubai	100	5,608
Nitto Denko	300	26,874
Novozymes Class B	714	40,669
Sika	655	178,549
Sumitomo Chemical	10,800	43,532
Teijin	1,800	33,873
Umicore	571	27,445
Wacker Chemie	115	16,476
Zeon	1,000	14,365
		895,942
Commercial Services & Supplies–0.06%
Brambles	2,450	20,096
†Rentokil Initial	4,078	28,432
		48,528
Construction & Engineering–0.10%
Kajima	1,100	14,756
Maeda	1,000	8,900
†Vinci	548	54,586
		78,242
Consumer Finance–0.08%
Hitachi Capital	2,600	62,907
		62,907
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Diversified Consumer Services–0.02%
†IDP Education	985	$ 15,098
		15,098
Diversified Financial Services–0.10%
†Kinnevik	426	21,401
Onex	989	56,765
		78,166
Diversified Telecommunication Services–0.17%
†BT Group	21,645	39,014
Nippon Telegraph & Telephone	1,000	25,659
Orange	2,034	24,215
Singapore Telecommunications	12,600	22,002
Telenor	1,455	24,698
		135,588
Electric Utilities–0.33%
†Electricite de France	1,461	23,120
Enel	7,545	76,768
Iberdrola	5,403	77,643
Orsted	245	50,128
SSE	1,942	39,778
		267,437
Electrical Equipment–0.51%
Legrand	795	71,118
†Nexans	366	26,484
Nidec	800	101,206
Prysmian	893	31,784
Schneider Electric	119	17,199
Siemens Gamesa Renewable Energy	624	25,338
†Signify	2,113	88,717
Vestas Wind Systems	217	51,262
		413,108
Electronic Equipment, Instruments & Components–0.39%
Japan Aviation Electronics Industry	1,000	15,348
Keyence	400	225,006
Kyocera	800	49,103
Murata Manufacturing	300	27,159
		316,616
Energy Equipment & Services–0.07%
†John Wood Group	1,863	7,859
TechnipFMC	3,351	31,500
Worley	1,736	15,333
		54,692

LVIP BlackRock Advantage Allocation Fund–13

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Entertainment–0.19%
NetEase	1,300	$ 24,833
Nintendo	200	128,388
		153,221
Equity Real Estate Investment Trusts–0.15%
Gecina	62	9,641
Goodman Group	842	12,308
Link REIT	9,500	86,277
Unibail-Rodamco-Westfield	214	16,667
		124,893
Food & Staples Retailing–0.07%
Seven & i Holdings	700	24,788
Sundrug	300	11,990
Wm Morrison Supermarkets	9,705	23,483
		60,261
Food Products–0.60%
Danone	273	17,965
Nestle	3,275	387,142
Uni-President Enterprises	33,000	79,371
		484,478
Gas Utilities–0.03%
Naturgy Energy Group	1,055	24,533
		24,533
Health Care Equipment & Supplies–0.11%
Ansell	375	10,024
†Cochlear	97	14,154
†GeneReach Biotechnology	2,000	9,218
†Koninklijke Philips	491	26,449
TaiDoc Technology	4,000	25,856
		85,701
Hotels, Restaurants & Leisure–0.15%
Aristocrat Leisure	4,581	109,994
†Kindred Group SDR	1,346	13,170
		123,164
Household Products–0.04%
Unicharm	700	33,198
		33,198
Industrial Conglomerates–0.32%
Siemens	1,789	257,699
		257,699
Insurance–0.39%
ASR Nederland	890	35,610
Assicurazioni Generali	2,268	39,709
AXA	2,543	60,987
China Life Insurance Class H	6,000	13,209
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Insurance (continued)
†Japan Post Holdings	11,100	$ 86,459
Japan Post Insurance	900	18,454
Legal & General Group	615	2,241
Ping An Insurance Group of China Class H	2,000	24,339
Sampo Class A	6	257
†Talanx	236	9,176
†Unipol Gruppo	5,941	28,549
		318,990
Interactive Media & Services–0.04%
†Rightmove	3,289	29,222
		29,222
Internet & Direct Marketing Retail–0.45%
†JD.com Class A	1,500	66,064
†Meituan Dianping Class B	5,900	222,096
†Prosus	742	80,120
		368,280
IT Services–0.17%
†Shopify Class A	101	114,046
†Wix.com	97	24,246
		138,292
Life Sciences Tools & Services–0.06%
WuXi AppTec Class H	2,600	51,005
		51,005
Machinery–0.38%
†Alstom	440	25,062
Atlas Copco Class A	3,063	157,427
FANUC	300	74,055
Glory	100	2,020
Knorr-Bremse	199	27,150
Spirax-Sarco Engineering	129	19,913
		305,627
Marine–0.03%
Kuehne + Nagel International Class R	126	28,592
		28,592
Media–0.09%
Eutelsat Communications	2,850	32,241
Fuji Media Holdings	500	5,336
Nippon Television Holdings	3,200	34,886
		72,463
Metals & Mining–0.45%
BHP Group	552	18,036
Dowa Holdings	500	18,125
Franco-Nevada	160	20,061

LVIP BlackRock Advantage Allocation Fund–14

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Metals & Mining (continued)
IGO	3,324	$ 16,382
†Iluka Resources	12,507	62,804
Mitsubishi Materials	700	14,746
†SSAB Class A	6,271	22,230
†thyssenkrupp	1,659	16,439
Vale	6,647	111,877
Wheaton Precious Metals	1,605	67,030
		367,730
Multi-Utilities–0.28%
E.ON	4,998	55,344
†Engie	2,335	35,796
National Grid	8,160	96,430
RWE	988	41,799
		229,369
Oil, Gas & Consumable Fuels–0.33%
Neste	643	46,684
NOV	1,459	20,032
Repsol	3,267	32,912
Royal Dutch Shell Class A	3,896	68,322
Royal Dutch Shell Class B	2,585	43,812
Woodside Petroleum	3,240	56,848
		268,610
Personal Products–0.87%
Beiersdorf	2,335	268,431
Kao	1,100	84,982
L'Oreal	932	355,606
		709,019
Pharmaceuticals–0.97%
Astellas Pharma	5,300	82,064
AstraZeneca	1,205	120,154
Chugai Pharmaceutical	1,100	58,691
CSPC Pharmaceutical Group	35,200	35,838
Eisai	500	35,757
GlaxoSmithKline	4,697	85,945
Kaken Pharmaceutical	300	11,593
Novo Nordisk Class B	1,330	92,780
Roche Holding	404	140,713
Sanofi	772	74,824
Shionogi & Co.	800	43,737
Takeda Pharmaceutical	200	7,238
		789,334
Professional Services–0.39%
Experian	2,215	84,145
Intertek Group	1,265	97,709
Recruit Holdings	3,000	126,009
SGS	3	9,043
		316,906
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Real Estate Management & Development–0.06%
CapitaLand	18,300	$ 45,407
Wharf Real Estate Investment	1,000	5,197
		50,604
Road & Rail–0.03%
Central Japan Railway	200	28,281
		28,281
Semiconductors & Semiconductor Equipment–0.25%
†Allegro MicroSystems	583	15,543
ASML Holding	108	52,291
Infineon Technologies	1,529	58,390
STMicroelectronics	1,017	37,625
Ulvac	900	38,585
		202,434
Software–0.17%
†Check Point Software Technologies	800	106,328
†Descartes Systems Group	248	14,505
SAP	114	14,765
		135,598
Specialty Retail–0.46%
†Dunelm Group	714	11,821
Fast Retailing	300	269,004
†Fielmann	309	25,084
Industria de Diseno Textil	1,351	42,881
Yamada Denki	4,000	21,252
		370,042
Technology Hardware, Storage & Peripherals–0.11%
Canon	2,400	46,494
FUJIFILM Holdings	300	15,826
Konica Minolta	3,100	11,870
†Xiaomi Class B	2,800	11,901
		86,091
Textiles, Apparel & Luxury Goods–0.29%
†adidas	418	152,070
Hermes International	34	36,560
HUGO BOSS	1,319	43,829
		232,459
Tobacco–0.09%
British American Tobacco	363	13,481
Imperial Brands	741	15,542
Japan Tobacco	2,200	44,852
		73,875

LVIP BlackRock Advantage Allocation Fund–15

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DEVELOPED MARKETS (continued)
Trading Companies & Distributors–0.03%
†Rexel	1,525	$ 24,070
		24,070
Wireless Telecommunication Services–0.29%
KDDI	4,500	133,426
Softbank	2,100	26,359
SoftBank Group	1,000	77,635
		237,420
Total Developed Markets (Cost $9,876,767)		11,201,863
EMERGING MARKETS–5.66%
Airlines–0.01%
China Eastern Airlines Class H	12,000	5,201
		5,201
Auto Components–0.01%
Apollo Tyres	2,002	4,886
		4,886
Automobiles–0.04%
BAIC Motor Class H	5,500	2,041
Dongfeng Motor Group Class H	8,000	9,348
Geely Automobile Holdings	6,000	20,545
		31,934
Banks–0.48%
Agricultural Bank of China Class H	19,000	6,959
Banco do Brasil	3,937	29,597
Bank of China Class H	49,000	16,584
China Construction Bank Class H	72,000	54,308
CTBC Financial Holding	19,000	13,335
Dah Sing Banking Group	2,000	2,055
†HDFC Bank	5,654	111,364
Industrial & Commercial Bank of China Class H	63,000	40,477
†Kotak Mahindra Bank	1,142	31,212
†OTP Bank	691	31,140
Riyad Bank	25	135
†Shinhan Financial Group	1,225	36,349
†Turkiye Is Bankasi Class C	15,685	14,754
		388,269
Beverages–0.02%
Ambev	3,960	11,972
Fraser & Neave Holdings	300	2,396
		14,368
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Biotechnology–0.05%
†Celltrion	128	$ 42,368
		42,368
Capital Markets–0.02%
China Cinda Asset Management Class H	31,000	5,882
†China International Capital Class H	2,800	7,592
		13,474
Chemicals–0.01%
Pidilite Industries	309	7,475
		7,475
Construction & Engineering–0.01%
Metallurgical Corp. of China Class H	23,000	4,068
		4,068
Construction Materials–0.06%
Anhui Conch Cement Class H	6,500	40,736
BBMG Class H	10,000	1,936
†Cemex	16,770	8,672
		51,344
Consumer Finance–0.00%
Ujjivan Financial Services	1,039	3,927
		3,927
Diversified Financial Services–0.01%
Haci Omer Sabanci Holding	1,932	2,976
Yuanta Financial Holding	6,240	4,571
		7,547
Diversified Telecommunication Services–0.00%
China Unicom Hong Kong	6,000	3,423
		3,423
Electric Utilities–0.10%
CLP Holdings	1,500	13,870
Energias de Portugal	7,149	44,871
†PGE Polska Grupa Energetyczna	14,369	25,111
		83,852
Electrical Equipment–0.03%
†NEL	5,767	19,514
Xinjiang Goldwind Science & Technology Class H	3,400	6,851
		26,365
Electronic Equipment, Instruments & Components–0.10%
†AU Optronics	38,000	19,013

LVIP BlackRock Advantage Allocation Fund–16

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
†Innolux	102,000	$ 51,334
†Samsung SDI	21	12,171
		82,518
Energy Equipment & Services–0.02%
Tenaris	1,570	12,723
		12,723
Entertainment–0.15%
NetEase ADR	1,276	122,203
		122,203
Food & Staples Retailing–0.02%
Magnit GDR	276	4,850
†Migros Ticaret	1,777	10,232
		15,082
Food Products–0.13%
Gruma Class B	435	5,184
QL Resources	1,350	1,947
Uni-President China Holdings	3,000	3,055
Universal Robina	30,300	96,167
		106,353
Health Care Equipment & Supplies–0.01%
Top Glove	4,800	7,334
		7,334
Health Care Providers & Services–0.02%
†Netcare	18,643	15,858
		15,858
Household Products–0.04%
Hindustan Unilever	955	31,352
		31,352
Independent Power and Renewable Electricity Producers–0.07%
Datang International Power Generation Class H	16,000	2,067
EDP Renovaveis	1,024	28,522
Gulf Energy Development	6,500	7,431
Huaneng Power International Class H	58,000	21,172
		59,192
Insurance–0.03%
AIA Group	1,200	14,623
†HDFC Life Insurance	1,215	11,279
		25,902
Interactive Media & Services–0.68%
†Just Dial	1,007	8,742
†NAVER	168	45,288
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Interactive Media & Services (continued)
†Sohu.com ADR	185	$ 2,949
Tencent Holdings	6,900	496,481
		553,460
Internet & Direct Marketing Retail–0.94%
†Alibaba Group Holding ADR	1,508	350,957
†JD.com ADR	3,020	265,458
Naspers Class N	371	75,971
†Pinduoduo ADR	383	68,048
		760,434
IT Services–0.20%
HCL Technologies	3,349	43,466
Infosys	2,701	46,302
Tata Consultancy Services	1,719	67,497
Wipro	1,060	5,615
		162,880
Life Sciences Tools & Services–0.02%
†Samsung Biologics	22	16,750
		16,750
Machinery–0.03%
Sinotruk Hong Kong	1,000	2,561
Wartsila	1,997	19,987
		22,548
Marine–0.07%
†COSCO Shipping Holdings Class H	10,000	11,989
MISC	27,800	47,555
		59,544
Media–0.01%
†RTL Group	238	11,579
		11,579
Metals & Mining–0.10%
†KGHM Polska Miedz	847	41,724
MMC Norilsk Nickel	59	18,909
POSCO	86	21,490
		82,123
Oil, Gas & Consumable Fuels–0.40%
CNOOC	18,000	16,514
Equinor	9,519	160,647
LUKOIL	236	16,432
†MOL Hungarian Oil & Gas	3,111	22,936
Novatek PJSC GDR	97	15,850
Oil & Natural Gas	15,549	19,837
Polskie Gornictwo Naftowe i Gazownictwo	9,982	14,905
†SK Innovation	253	44,376

LVIP BlackRock Advantage Allocation Fund–17

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Tatneft	1,504	$ 10,480
		321,977
Pharmaceuticals–0.08%
†CanSino Biologics Class H	1,000	22,774
†Chong Kun Dang Pharmaceutical	31	6,470
Dr Reddy's Laboratories	131	9,327
Guangzhou Baiyunshan Pharmaceutical Holdings Class H	2,000	4,893
Sino Biopharmaceutical	21,750	20,975
		64,439
Real Estate Management & Development–0.23%
Henderson Land Development	4,331	16,825
Hysan Development	14,000	51,279
Kerry Properties	7,500	18,970
KWG Group Holdings	12,000	16,395
Logan Group	4,000	6,553
†Seazen Group	4,000	3,341
Shenzhen Investment	8,000	2,745
Sun Hung Kai Properties	5,000	63,945
Swire Properties	2,600	7,559
Yuzhou Group Holdings	3,000	1,084
		188,696
Semiconductors & Semiconductor Equipment–0.87%
MediaTek	8,000	213,338
Taiwan Semiconductor Manufacturing	26,000	491,854
		705,192
Specialty Retail–0.01%
Zhongsheng Group Holdings	1,500	10,715
		10,715
Technology Hardware, Storage & Peripherals–0.31%
Inventec	31,000	26,517
Samsung Electronics	3,044	227,312
		253,829
Textiles, Apparel & Luxury Goods–0.04%
ANTA Sports Products	2,000	31,734
		31,734
Thrifts & Mortgage Finance–0.13%
Housing Development Finance	2,908	101,884
		101,884
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
EMERGING MARKETS (continued)
Transportation Infrastructure–0.02%
Zhejiang Expressway Class H	22,000	$ 18,602
		18,602
Wireless Telecommunication Services–0.08%
America Movil	32,363	23,565
China Mobile	4,000	22,802
PLDT	560	15,637
		62,004
Total Emerging Markets (Cost $3,499,968)		4,595,408
Total Common Stock (Cost $33,074,433)		40,848,678
PREFERRED STOCKS–0.36%
Banco Bradesco 5.83%	38,482	202,400
Itau Unibanco Holding 5.07%	8,075	49,420
Porsche Automobil Holding 0.00%	220	15,197
Surgutneftegas 0.00%	6,712	3,793
Volkswagen 2.67%	105	19,623
Total Preferred Stocks (Cost $242,954)		290,433
RIGHTS–0.00%
†Bristol-Myers Squibb	582	402
=†IGO NL 1/15/21	391	0
=†Legend Holdings 5/23/19	107	0
†Repsol	3,267	1,120
Total Rights (Cost $2,386)		1,522
WARRANT–0.00%
†Cie Financiere Richemont 11/23/22	3,198	831
Total Warrant (Cost $0)		831

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.12%
•Fannie Mae Connecticut Avenue Securities Series 2017-C01 1M2A 3.70% 7/25/29	12,007	12,028
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-DNA3 M1 0.90% 3/25/30	31,939	31,939
•STACR Trust
Series 2018-DNA3 M1 0.90% 9/25/48	283	283

LVIP BlackRock Advantage Allocation Fund–18

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•STACR Trust (continued)
Series 2018-HRP2 M2 1.40% 2/25/47	53,273	$ 53,199
Total Agency Collateralized Mortgage Obligations (Cost $98,218)		97,449
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.07%
Fannie Mae-Aces
•Series 2017-M4 A2 2.58% 12/25/26	125,000	136,952
Series 2020-M42 A2 1.27% 7/25/30	100,000	100,342
♦Freddie Mac Multifamily Structured Pass Through Certificates
Series K055 A2 2.67% 3/25/26	110,000	120,744
Series K056 A2 2.53% 5/25/26	140,000	152,852
Series K064 A2 3.22% 3/25/27	50,000	56,847
Series K090 A2 3.42% 2/25/29	70,000	82,387
Series K106 A2 2.07% 1/25/30	80,000	86,289
Series K115 A2 1.38% 6/25/30	90,000	92,007
Series KSG1 A2 1.50% 9/25/30	40,000	41,085
Total Agency Commercial Mortgage-Backed Securities (Cost $839,970)		869,505
AGENCY MORTGAGE-BACKED SECURITIES–17.54%
•Fannie Mae Connecticut Avenue Securities
0.60% 7/25/30	35,745	35,628
3.15% 10/25/29	100,000	98,616
Fannie Mae S.F. 15 yr
3.00% 3/1/30	118,292	124,108
4.00% 5/1/33	35,430	37,705
4.00% 6/1/33	14,277	15,164
Fannie Mae S.F. 15 yr TBA
1.50% 1/1/36	75,000	77,157
2.00% 1/1/36	275,000	287,463
2.50% 1/1/36	225,000	234,644
3.00% 1/1/36	286,000	300,120
3.50% 1/1/36	175,000	185,558
Fannie Mae S.F. 30 yr
2.50% 12/1/50	302,703	319,325
3.00% 10/1/44	107,142	114,120
3.00% 11/1/46	43,702	45,911
3.00% 7/1/47	14,459	15,169
3.00% 12/1/49	92,978	97,551
3.00% 2/1/50	83,058	87,180
3.50% 2/1/45	25,337	27,519
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 3/1/46	18,900	$ 20,374
3.50% 10/1/46	107,238	114,413
3.50% 12/1/46	120,460	131,988
3.50% 1/1/47	104,212	113,497
3.50% 11/1/47	17,322	19,115
3.50% 1/1/48	68,312	75,398
3.50% 2/1/48	374,051	402,022
3.50% 6/1/49	41,753	46,283
3.50% 11/1/51	222,621	243,675
4.00% 1/1/45	26,451	28,864
4.00% 3/1/45	16,315	17,875
4.00% 6/1/46	85,898	96,376
4.00% 2/1/47	48,975	52,918
4.00% 8/1/47	107,180	115,076
4.00% 9/1/47	37,961	41,630
4.00% 10/1/47	70,681	79,138
4.00% 10/1/48	185,865	198,417
4.00% 1/1/57	18,852	21,015
4.00% 2/1/57	18,811	20,969
4.50% 8/1/41	21,085	23,882
4.50% 2/1/48	455,319	505,788
4.50% 6/1/48	14,604	16,224
5.00% 2/1/35	2,811	3,254
5.00% 10/1/35	2,247	2,609
5.00% 11/1/35	2,815	3,268
5.50% 8/1/37	2,590	3,028
5.50% 9/1/41	31,521	36,803
6.00% 12/1/36	649	772
6.00% 2/1/37	1,953	2,333
6.00% 8/1/37	2,141	2,538
6.00% 9/1/37	663	793
6.00% 5/1/38	6,770	7,998
6.00% 9/1/38	1,813	2,143
6.00% 11/1/38	1,502	1,795
6.00% 9/1/39	5,645	6,675
6.00% 3/1/40	2,558	3,012
6.00% 7/1/40	8,629	10,227
6.00% 5/1/41	3,186	3,780
6.00% 7/1/41	17,428	20,854
Fannie Mae S.F. 30 yr TBA
1.50% 1/1/51	125,000	126,274
2.00% 1/1/51	1,850,000	1,921,468
2.00% 2/1/51	650,000	673,917
2.50% 1/1/51	175,000	184,447
2.50% 2/1/51	50,000	52,607
4.00% 1/1/51	25,000	26,697
5.00% 1/1/51	57,000	63,078
5.50% 1/1/51	23,000	25,694
Freddie Mac S.F. 15 yr 2.50% 7/1/32	198,221	211,442
Freddie Mac S.F. 30 yr
2.50% 10/1/50	155,773	164,326
2.50% 11/1/50	99,394	105,810
2.50% 12/1/50	95,972	101,242

LVIP BlackRock Advantage Allocation Fund–19

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 3/1/46	38,910	$ 40,952
3.00% 7/1/46	73,320	77,137
3.00% 12/1/46	60,944	64,213
3.00% 9/1/47	1,366,701	1,432,465
3.00% 4/1/50	39,707	41,641
3.00% 7/1/50	24,221	25,568
3.00% 8/1/50	166,297	174,479
3.50% 10/1/42	62,732	68,221
3.50% 7/1/47	12,896	13,681
3.50% 9/1/47	30,475	33,446
3.50% 12/1/47	43,959	46,593
3.50% 2/1/48	45,559	48,353
3.50% 3/1/48	25,520	27,076
3.50% 5/1/48	24,975	26,440
4.00% 10/1/46	13,384	14,521
4.00% 10/1/47	4,053	4,346
4.00% 2/1/48	23,192	24,821
4.00% 6/1/48	16,662	18,650
4.00% 10/1/48	45,000	48,005
4.00% 12/1/48	22,812	24,707
4.00% 3/1/49	23,383	24,948
4.50% 5/1/40	64,136	72,569
4.50% 9/1/46	173,676	191,532
5.00% 7/1/48	22,964	25,481
5.50% 3/1/34	804	940
5.50% 12/1/34	734	858
5.50% 4/1/38	2,925	3,435
5.50% 7/1/38	2,982	3,505
6.00% 3/1/36	2,434	2,918
6.00% 9/1/37	1,728	2,053
6.00% 1/1/38	790	931
6.00% 6/1/38	2,305	2,739
•Freddie Mac Stacr Remic Trust REMIC
0.85% 1/25/50	17,106	17,099
0.90% 2/25/50	95,888	95,927
0.98% 12/25/50	120,000	120,000
1.65% 8/25/50	102,335	102,616
1.70% 7/25/50	147,838	148,098
•Freddie Mac STACR REMIC Trust REMIC
1.38% 10/25/50	120,000	120,307
1.45% 9/25/50	129,631	129,755
•Freddie Mac STACR Trust
1.10% 11/25/48	61,119	61,042
2.20% 7/25/49	130,127	129,135
•Freddie Mac Structured Agency Credit Risk Debt Notes
1.18% 11/25/50	130,000	130,208
1.20% 7/25/30	219,083	218,039
GNMA I S.F. 30 yr
3.50% 6/15/43	19,179	20,612
3.50% 12/15/47	42,399	47,524
GNMA II S.F. 30 yr
2.50% 12/20/50	200,000	211,867
3.00% 5/20/45	25,068	26,802
3.00% 2/20/46	15,268	16,284
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 8/20/46	57,370	$ 61,130
3.00% 4/20/49	166,546	175,416
3.00% 2/20/50	94,720	99,074
3.00% 6/20/50	172,085	180,086
3.50% 10/20/42	27,118	29,526
3.50% 4/20/45	6,445	6,920
3.50% 11/20/45	26,115	28,114
3.50% 3/20/46	58,253	62,887
3.50% 4/20/46	25,311	27,348
3.50% 6/20/46	100,768	109,632
3.50% 12/20/46	37,099	39,781
3.50% 2/20/47	16,750	17,995
3.50% 3/20/47	33,630	36,097
3.50% 4/20/48	85,367	93,954
3.50% 8/20/50	44,115	46,775
4.00% 7/20/47	61,554	66,290
4.00% 11/20/47	64,024	69,136
4.00% 3/20/48	44,567	48,012
4.00% 4/20/48	27,266	29,261
4.00% 8/20/48	49,232	52,998
4.00% 11/20/48	11,262	12,014
4.00% 2/20/50	50,626	54,061
4.50% 8/20/49	12,731	13,726
5.00% 12/20/48	15,229	16,653
5.00% 1/20/49	40,897	44,723
GNMA II S.F. 30 yr TBA
2.50% 1/1/51	175,000	185,220
3.00% 1/1/51	162,500	169,906
5.00% 1/1/51	25,000	27,291
Total Agency Mortgage-Backed Securities (Cost $13,937,786)		14,243,324
AGENCY OBLIGATION–0.04%
Federal Farm Credit Banks Funding 3.13% 2/6/30	30,000	35,445
Total Agency Obligation (Cost $29,505)		35,445
CORPORATE BONDS–20.77%
Aerospace & Defense–0.16%
Boeing
4.88% 5/1/25	20,000	22,794
5.15% 5/1/30	35,000	42,356
General Dynamics 3.25% 4/1/25	25,000	27,599
Raytheon Technologies 3.95% 8/16/25	35,000	40,134
		132,883
Agriculture–0.66%
Altria Group
4.00% 1/31/24	100,000	109,815
4.80% 2/14/29	60,000	71,947
5.80% 2/14/39	10,000	13,160

LVIP BlackRock Advantage Allocation Fund–20

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
BAT Capital 4.76% 9/6/49	10,000	$ 11,575
Philip Morris International
0.88% 5/1/26	60,000	60,234
2.10% 5/1/30	40,000	41,695
2.38% 8/17/22	60,000	61,909
2.50% 8/22/22	40,000	41,453
4.25% 11/10/44	40,000	50,301
6.38% 5/16/38	40,000	60,959
Reynolds American 5.85% 8/15/45	10,000	12,770
		535,818
Apparel–0.19%
NIKE 3.25% 3/27/40	36,000	41,816
Ralph Lauren 1.70% 6/15/22	25,000	25,454
VF 2.05% 4/23/22	85,000	86,824
		154,094
Auto Manufacturers–0.33%
American Honda Finance 1.20% 7/8/25	20,000	20,463
General Motors 6.75% 4/1/46	10,000	14,425
General Motors Financial
2.90% 2/26/25	35,000	37,370
3.55% 7/8/22	20,000	20,859
4.15% 6/19/23	80,000	86,061
PACCAR Financial 1.90% 2/7/23	45,000	46,469
Toyota Motor Credit 0.35% 10/14/22	40,000	40,107
		265,754
Auto Parts & Equipment–0.11%
Aptiv Corp 4.15% 3/15/24	35,000	38,508
Lear 5.25% 5/15/49	42,000	51,767
		90,275
Banks–4.70%
Banco Santander 2.75% 12/3/30	200,000	206,413
Bank of America
μ0.98% 9/25/25	20,000	20,214
μ1.32% 6/19/26	70,000	71,478
μ2.50% 2/13/31	40,000	42,460
μ2.68% 6/19/41	45,000	46,814
μ2.88% 4/24/23	100,000	103,189
μ3.12% 1/20/23	55,000	56,578
3.30% 1/11/23	110,000	116,617
μ4.08% 3/20/51	37,000	46,650
4.18% 11/25/27	20,000	23,196
Canadian Imperial Bank of Commerce
0.95% 6/23/23	30,000	30,395
2.25% 1/28/25	40,000	42,481
μ2.61% 7/22/23	10,000	10,344
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup
μ0.78% 10/30/24	190,000	$ 191,218
μ1.68% 5/15/24	10,000	10,300
μ2.57% 6/3/31	30,000	31,958
μ3.11% 4/8/26	30,000	32,771
μ3.35% 4/24/25	85,000	92,396
4.65% 7/23/48	25,000	34,400
μDeutsche Bank 2.22% 9/18/24	150,000	154,300
Goldman Sachs Group
2.60% 2/7/30	40,000	43,022
3.50% 4/1/25	75,000	83,402
3.80% 3/15/30	40,000	47,042
μ4.41% 4/23/39	45,000	57,456
4.75% 10/21/45	20,000	27,811
5.15% 5/22/45	11,000	15,357
6.75% 10/1/37	45,000	68,781
μHSBC Holdings 4.04% 3/13/28	200,000	228,309
JPMorgan Chase & Co.
μ3.22% 3/1/25	100,000	107,935
3.38% 5/1/23	50,000	53,436
μ3.96% 11/15/48	20,000	25,127
μ4.26% 2/22/48	35,000	45,762
Landesbank Baden-Wuerttemberg 7.63% 2/1/23	60,000	68,666
μMizuho Financial Group 1.98% 9/8/31	200,000	204,879
Morgan Stanley
μ0.86% 10/21/25	120,000	120,965
μ1.79% 2/13/32	10,000	10,056
μ2.19% 4/28/26	45,000	47,521
μ2.70% 1/22/31	10,000	10,850
μ3.97% 7/22/38	50,000	61,548
4.30% 1/27/45	45,000	60,030
Royal Bank of Canada
1.15% 6/10/25	170,000	173,682
1.60% 4/17/23	20,000	20,566
1.95% 1/17/23	45,000	46,469
2.25% 11/1/24	50,000	53,181
Santander Holdings USA 3.45% 6/2/25	10,000	10,935
μSantander UK Group Holdings 1.53% 8/21/26	200,000	202,972
Sumitomo Mitsui Financial Group 1.47% 7/8/25	200,000	204,785
Toronto-Dominion Bank 2.65% 6/12/24	100,000	107,135
Truist Financial 1.20% 8/5/25	70,000	71,835
Wells Fargo & Co.
μ2.41% 10/30/25	110,000	116,290
3.75% 1/24/24	50,000	54,577
		3,814,554

LVIP BlackRock Advantage Allocation Fund–21

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages–0.36%
Diageo Capital 1.38% 9/29/25	200,000	$ 205,741
Keurig Dr Pepper 3.55% 5/25/21	55,000	55,686
PepsiCo 4.45% 4/14/46	20,000	27,858
		289,285
Biotechnology–0.13%
Regeneron Pharmaceuticals 1.75% 9/15/30	105,000	103,336
		103,336
Building Materials–0.08%
Carrier Global
1.92% 2/15/23	3,000	3,090
2.24% 2/15/25	8,000	8,470
3.38% 4/5/40	50,000	54,552
		66,112
Chemicals–0.44%
Air Products and Chemicals 2.80% 5/15/50	3,000	3,291
FMC
3.20% 10/1/26	32,000	35,630
3.45% 10/1/29	41,000	46,653
4.50% 10/1/49	10,000	12,943
Huntsman International 4.50% 5/1/29	15,000	17,274
Sherwin-Williams
2.95% 8/15/29	70,000	76,985
3.30% 5/15/50	10,000	11,035
3.45% 6/1/27	100,000	113,427
3.80% 8/15/49	10,000	12,032
4.50% 6/1/47	20,000	26,709
		355,979
Commercial Services–0.69%
Block Financial 3.88% 8/15/30	5,000	5,398
Georgetown University 2.94% 4/1/50	3,000	3,015
Global Payments 4.00% 6/1/23	50,000	54,026
IHS Markit
4.13% 8/1/23	35,000	38,055
4.25% 5/1/29	30,000	36,446
4.75% 8/1/28	25,000	30,788
Northwestern University 2.64% 12/1/50	5,000	5,318
PayPal Holdings
2.20% 9/26/22	95,000	98,155
2.85% 10/1/29	95,000	105,473
President & Fellows of Harvard College 2.52% 10/15/50	3,000	3,191
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Quanta Services 2.90% 10/1/30	45,000	$ 48,220
S&P Global 2.30% 8/15/60	40,000	37,975
University of Chicago
2.55% 4/1/50	2,000	2,002
2.76% 4/1/45	3,000	3,119
Verisk Analytics 4.13% 3/15/29	70,000	84,082
Yale University 2.40% 4/15/50	5,000	5,175
		560,438
Computers–0.39%
Apple 2.65% 5/11/50	15,000	15,889
Dell International
5.85% 7/15/25	50,000	60,051
8.10% 7/15/36	13,000	19,207
8.35% 7/15/46	57,000	86,122
Hewlett Packard Enterprise 4.45% 10/2/23	70,000	77,001
HP
2.20% 6/17/25	20,000	21,170
3.00% 6/17/27	20,000	22,059
3.40% 6/17/30	10,000	11,123
NetApp 2.38% 6/22/27	5,000	5,342
		317,964
Cosmetics & Personal Care–0.13%
Unilever Capital 2.20% 5/5/22	100,000	102,409
		102,409
Diversified Financial Services–0.94%
Air Lease 2.88% 1/15/26	20,000	21,158
Ally Financial 3.05% 6/5/23	10,000	10,544
American Express 2.50% 8/1/22	50,000	51,591
Brookfield Finance 4.70% 9/20/47	10,000	12,634
Intercontinental Exchange
0.70% 6/15/23	50,000	50,340
3.00% 6/15/50	80,000	84,696
3.00% 9/15/60	25,000	26,129
4.25% 9/21/48	30,000	37,811
Mastercard
3.65% 6/1/49	80,000	99,207
3.80% 11/21/46	25,000	31,479
Nomura Holdings 2.65% 1/16/25	200,000	213,554
ORIX 2.90% 7/18/22	30,000	31,092
Visa
2.00% 8/15/50	20,000	19,060
2.15% 9/15/22	45,000	46,395
3.65% 9/15/47	20,000	25,023
		760,713

LVIP BlackRock Advantage Allocation Fund–22

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric–1.90%
Ameren 3.50% 1/15/31	10,000	$ 11,494
Appalachian Power 3.70% 5/1/50	10,000	12,005
Arizona Public Service 2.60% 8/15/29	50,000	54,444
Berkshire Hathaway Energy
2.85% 5/15/51	10,000	10,267
4.25% 10/15/50	20,000	25,862
CenterPoint Energy Houston Electric 2.90% 7/1/50	10,000	10,829
Cleveland Electric Illuminating 5.50% 8/15/24	40,000	46,059
Connecticut Light and Power 4.00% 4/1/48	10,000	12,926
Consolidated Edison Co. of New York
3.95% 4/1/50	10,000	12,165
4.13% 5/15/49	10,000	12,340
Consumers Energy 2.50% 5/1/60	5,000	5,012
Dominion Energy
3.90% 10/1/25	75,000	85,196
4.60% 3/15/49	20,000	26,786
DTE Electric 2.63% 3/1/31	10,000	11,064
DTE Energy
3.30% 6/15/22	40,000	41,450
3.70% 8/1/23	40,000	43,194
Duke Energy
2.45% 6/1/30	30,000	31,904
2.65% 9/1/26	135,000	147,060
Duke Energy Florida 1.75% 6/15/30	30,000	30,658
Duke Energy Ohio 2.13% 6/1/30	10,000	10,467
Duke Energy Progress 2.50% 8/15/50	10,000	10,049
Entergy 4.00% 7/15/22	35,000	36,698
Entergy Arkansas 2.65% 6/15/51	5,000	5,113
Entergy Louisiana 4.05% 9/1/23	90,000	97,749
Evergy 4.85% 6/1/21	20,000	20,137
Exelon
3.50% 6/1/22	35,000	36,406
3.95% 6/15/25	35,000	39,584
Georgia Power 3.70% 1/30/50	20,000	23,891
Indiana Michigan Power 4.55% 3/15/46	15,000	19,585
Interstate Power and Light 2.30% 6/1/30	20,000	21,138
ITC Holdings 3.25% 6/30/26	15,000	16,686
National Rural Utilities Cooperative Finance 1.75% 1/21/22	85,000	86,384
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NextEra Energy Capital Holdings
2.25% 6/1/30	40,000	$ 41,913
2.75% 11/1/29	30,000	32,667
Northern States Power 3.60% 9/15/47	25,000	30,751
Oncor Electric Delivery 3.80% 6/1/49	10,000	12,400
Pacific Gas and Electric
1.75% 6/16/22	10,000	10,028
2.50% 2/1/31	10,000	10,017
3.50% 8/1/50	10,000	9,925
4.50% 7/1/40	10,000	11,140
PECO Energy 2.80% 6/15/50	30,000	31,854
PPL Electric Utilities 3.00% 10/1/49	15,000	16,333
PSEG Power 3.85% 6/1/23	100,000	107,583
Public Service Electric and Gas
2.05% 8/1/50	10,000	9,379
2.70% 5/1/50	10,000	10,550
Southern 3.25% 7/1/26	55,000	61,683
Southern California Edison 3.65% 2/1/50	20,000	22,676
Union Electric 3.25% 10/1/49	10,000	11,465
Virginia Electric and Power 3.30% 12/1/49	10,000	11,750
WEC Energy Group
0.55% 9/15/23	40,000	40,197
1.80% 10/15/30	10,000	10,024
		1,546,937
Electronics–0.27%
Allegion US Holding 3.20% 10/1/24	40,000	42,715
Flex 3.75% 2/1/26	5,000	5,592
Honeywell International 2.30% 8/15/24	20,000	21,309
Keysight Technologies 4.60% 4/6/27	25,000	29,787
Roper Technologies
2.35% 9/15/24	25,000	26,614
2.80% 12/15/21	25,000	25,531
3.65% 9/15/23	40,000	43,398
3.80% 12/15/26	25,000	28,873
		223,819
Environmental Control–0.01%
Waste Connections 2.60% 2/1/30	5,000	5,379
		5,379
Food–0.10%
General Mills 2.88% 4/15/30	20,000	22,164
Hershey 1.70% 6/1/30	10,000	10,283

LVIP BlackRock Advantage Allocation Fund–23

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
McCormick & Co. 2.70% 8/15/22	45,000	$ 46,585
		79,032
Forest Products & Paper–0.07%
Georgia-Pacific 8.00% 1/15/24	50,000	61,001
		61,001
Gas–0.16%
Atmos Energy 1.50% 1/15/31	20,000	20,001
Southern Gas Capital 3.25% 6/15/26	100,000	112,215
		132,216
Health Care Products–0.25%
Baxter International 2.60% 8/15/26	45,000	49,116
Thermo Fisher Scientific
3.00% 4/15/23	100,000	105,533
4.10% 8/15/47	30,000	40,158
Zimmer Biomet Holdings 3.55% 3/20/30	5,000	5,659
		200,466
Health Care Services–0.66%
Anthem 3.35% 12/1/24	95,000	104,654
CommonSpirit Health 3.91% 10/1/50	6,000	6,677
HCA
5.25% 6/15/49	30,000	39,561
5.50% 6/15/47	44,000	58,683
Humana
2.90% 12/15/22	55,000	57,465
3.95% 8/15/49	30,000	36,610
4.88% 4/1/30	70,000	87,418
4.95% 10/1/44	25,000	33,644
Memorial Sloan-Kettering Cancer Center 2.96% 1/1/50	1,000	1,062
UnitedHealth Group
3.13% 5/15/60	30,000	34,745
4.25% 4/15/47	25,000	33,172
Universal Health Services 2.65% 10/15/30	40,000	41,525
		535,216
Household Products Ware–0.02%
Kimberly-Clark 2.88% 2/7/50	15,000	16,868
		16,868
Insurance–0.61%
Aflac 3.25% 3/17/25	50,000	55,222
Aon 2.80% 5/15/30	15,000	16,356
Athene Holding 3.50% 1/15/31	35,000	36,967
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance
1.45% 10/15/30	30,000	$ 30,373
4.20% 8/15/48	10,000	13,187
4.25% 1/15/49	15,000	19,892
Marsh & McLennan
4.20% 3/1/48	25,000	32,832
4.75% 3/15/39	62,000	83,346
4.90% 3/15/49	65,000	94,065
Progressive
3.95% 3/26/50	18,000	23,302
4.13% 4/15/47	70,000	91,670
		497,212
Internet–0.68%
Alphabet 2.25% 8/15/60	10,000	9,645
Baidu 4.13% 6/30/25	260,000	291,340
Booking Holdings 4.63% 4/13/30	6,000	7,452
eBay 2.70% 3/11/30	25,000	26,879
JD.com 3.38% 1/14/30	200,000	217,220
		552,536
Investment Company Security–0.30%
Ares Capital
3.25% 7/15/25	70,000	74,171
4.20% 6/10/24	80,000	86,342
FS KKR Capital
4.13% 2/1/25	20,000	20,822
4.63% 7/15/24	20,000	21,068
Goldman Sachs BDC 2.88% 1/15/26	45,000	45,952
		248,355
Iron & Steel–0.02%
Vale Overseas
6.88% 11/21/36	10,000	14,656
6.88% 11/10/39	2,000	2,978
		17,634
Lodging–0.09%
Choice Hotels International 3.70% 12/1/29	20,000	21,813
Las Vegas Sands 3.50% 8/18/26	45,000	48,143
		69,956
Machinery Construction & Mining–0.08%
Caterpillar Financial Services 1.95% 11/18/22	65,000	67,061
		67,061
Machinery Diversified–0.07%
John Deere Capital 1.20% 4/6/23	30,000	30,597

LVIP BlackRock Advantage Allocation Fund–24

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
Otis Worldwide 3.36% 2/15/50	20,000	$ 23,093
		53,690
Media–0.88%
Charter Communications Operating
3.70% 4/1/51	20,000	20,732
3.85% 4/1/61	10,000	10,057
4.46% 7/23/22	100,000	105,421
4.91% 7/23/25	50,000	58,093
5.38% 4/1/38	35,000	43,709
5.38% 5/1/47	80,000	99,701
6.48% 10/23/45	10,000	14,170
Comcast
2.65% 8/15/62	40,000	39,947
3.00% 2/1/24	60,000	64,579
3.70% 4/15/24	30,000	33,001
4.60% 10/15/38	45,000	59,222
Fox 4.03% 1/25/24	35,000	38,542
Time Warner Cable
4.00% 9/1/21	100,000	101,419
4.50% 9/15/42	20,000	23,404
		711,997
Mining–0.15%
Newmont 2.25% 10/1/30	87,000	91,509
Southern Copper
3.88% 4/23/25	19,000	21,076
5.88% 4/23/45	7,000	10,105
		122,690
Miscellaneous Manufacturing–0.08%
3M
2.25% 3/15/23	20,000	20,886
2.65% 4/15/25	40,000	43,436
		64,322
Oil & Gas–0.26%
BP Capital Markets America
3.22% 11/28/23	75,000	80,406
3.79% 2/6/24	50,000	54,634
Chevron 1.55% 5/11/25	10,000	10,386
Equinor 3.25% 11/18/49	10,000	11,093
Exxon Mobil 2.99% 3/19/25	40,000	43,772
Noble Energy 5.25% 11/15/43	10,000	14,334
		214,625
Oil & Gas Services–0.02%
Baker Hughes a GE 4.08% 12/15/47	15,000	16,921
National Oilwell Varco 3.60% 12/1/29	2,000	2,091
		19,012
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals–1.05%
AbbVie
2.60% 11/21/24	70,000	$ 75,039
4.25% 11/21/49	5,000	6,267
4.45% 5/14/46	30,000	38,106
AmerisourceBergen
2.80% 5/15/30	35,000	38,032
3.45% 12/15/27	25,000	28,476
Becton Dickinson & Co. 2.89% 6/6/22	30,000	31,008
Bristol-Myers Squibb
2.35% 11/13/40	15,000	15,414
2.55% 11/13/50	20,000	20,417
3.25% 8/15/22	150,000	157,145
Cigna 3.75% 7/15/23	44,000	47,564
CVS Health
3.00% 8/15/26	25,000	27,685
3.35% 3/9/21	40,000	40,219
GlaxoSmithKline Capital 4.20% 3/18/43	6,000	7,750
Johnson & Johnson 2.25% 9/1/50	10,000	10,027
McKesson 0.90% 12/3/25	35,000	35,177
Merck & Co.
0.75% 2/24/26	85,000	85,938
4.00% 3/7/49	10,000	13,175
Novartis Capital 2.75% 8/14/50	22,000	24,061
Zoetis
3.00% 9/12/27	100,000	111,855
3.90% 8/20/28	35,000	41,216
		854,571
Pipelines–0.36%
Cheniere Corpus Christi Holdings 3.70% 11/15/29	19,000	21,142
Energy Transfer Operating 5.00% 5/15/50	10,000	10,812
MPLX 4.50% 4/15/38	5,000	5,712
ONEOK
2.75% 9/1/24	45,000	47,456
4.45% 9/1/49	10,000	10,502
5.20% 7/15/48	5,000	5,827
7.15% 1/15/51	10,000	13,817
Sabine Pass Liquefaction
4.20% 3/15/28	40,000	45,894
4.50% 5/15/30	84,000	99,514
Williams 3.50% 11/15/30	5,000	5,660
Williams Companies 5.10% 9/15/45	20,000	24,683
		291,019
Real Estate Investment Trusts–1.10%
American Tower
1.30% 9/15/25	25,000	25,553

LVIP BlackRock Advantage Allocation Fund–25

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
4.00% 6/1/25	45,000	$ 50,829
4.40% 2/15/26	25,000	28,946
CC Holdings 3.85% 4/15/23	50,000	53,661
Crown Castle International
3.20% 9/1/24	35,000	38,019
5.25% 1/15/23	55,000	60,181
Equinix
3.00% 7/15/50	10,000	10,108
3.20% 11/18/29	215,000	236,857
GLP Capital
4.00% 1/15/30	60,000	65,175
4.00% 1/15/31	90,000	98,210
5.38% 4/15/26	40,000	45,907
Host Hotels & Resorts 3.75% 10/15/23	30,000	31,675
Omega Healthcare Investors
3.38% 2/1/31	20,000	21,009
4.50% 4/1/27	50,000	56,251
Public Storage 3.39% 5/1/29	60,000	68,634
		891,015
Retail–0.36%
Costco Wholesale 1.75% 4/20/32	56,000	58,163
Dollar General
3.50% 4/3/30	70,000	80,316
4.13% 4/3/50	50,000	63,166
Home Depot
3.35% 9/15/25	30,000	33,776
4.25% 4/1/46	20,000	26,490
Starbucks 3.55% 8/15/29	20,000	23,263
Walgreens Boots Alliance 3.80% 11/18/24	10,000	11,051
		296,225
Semiconductors–0.38%
Broadcom
4.11% 9/15/28	73,000	83,511
4.15% 11/15/30	35,000	40,459
4.30% 11/15/32	70,000	82,932
Intel 2.88% 5/11/24	40,000	43,157
Micron Technology
2.50% 4/24/23	20,000	20,839
4.66% 2/15/30	30,000	36,796
		307,694
Software–0.67%
Activision Blizzard 2.50% 9/15/50	15,000	14,632
Adobe 2.15% 2/1/27	40,000	42,906
Citrix Systems 3.30% 3/1/30	90,000	99,380
Intuit 1.35% 7/15/27	25,000	25,568
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Microsoft
2.53% 6/1/50	9,000	$ 9,472
4.10% 2/6/37	16,000	20,974
Oracle
1.90% 9/15/21	20,000	20,201
2.50% 4/1/25	95,000	102,001
ServiceNow 1.40% 9/1/30	121,000	117,970
VMware 2.95% 8/21/22	85,000	88,172
		541,276
Telecommunications–0.77%
AT&T
3.10% 2/1/43	15,000	15,171
3.30% 2/1/52	15,000	14,844
3.50% 2/1/61	10,000	9,939
4.45% 4/1/24	40,000	44,665
5.25% 3/1/37	60,000	78,001
Motorola Solutions
2.30% 11/15/30	30,000	30,563
4.60% 2/23/28	20,000	24,119
T-Mobile USA
3.00% 2/15/41	10,000	10,367
3.30% 2/15/51	10,000	10,288
3.88% 4/15/30	35,000	40,530
4.38% 4/15/40	70,000	85,426
4.50% 4/15/50	40,000	49,335
Verizon Communications
3.00% 11/20/60	20,000	20,093
3.38% 2/15/25	65,000	72,165
4.13% 8/15/46	20,000	24,516
4.50% 8/10/33	75,000	94,491
		624,513
Transportation–0.04%
Burlington Northern Santa Fe 4.70% 9/1/45	25,000	35,100
		35,100
Water–0.05%
Essential Utilities 3.57% 5/1/29	35,000	40,160
		40,160
Total Corporate Bonds (Cost $15,832,549)		16,871,211
MUNICIPAL BONDS–0.32%
Bay Area Toll Authority (Build America Bonds) Series S3 6.91% 10/1/50	15,000	27,686
Board of Regents of the University of Texas System (TXBL-REF-SER B) Series B 2.44% 8/15/49	5,000	5,074

LVIP BlackRock Advantage Allocation Fund–26

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
California State University (TXBL-REF-SER B) Series B 2.98% 11/1/51	15,000	$ 16,020
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	35,000	61,453
District of Columbia Water & Sewer Authority (TXBL-SENIOR LIEN-GREEN BOND- S) 4.81% 10/1/14	5,000	7,432
New Jersey Turnpike Authority Series A 7.10% 1/1/41	25,000	40,823
New York State Dormitory Authority (TXBL-REF-SER B) Series B 3.14% 7/1/43	5,000	5,267
Port Authority of New York & New Jersey (TXBL-CONSOLIDATED BONDS-SER 21) Series 21 3.29% 8/1/69	15,000	16,026
San Antonio Electric & Gas Systems Revenue (TXBL-REF) 2.91% 2/1/48	10,000	10,539
State of Oregon 5.89% 6/1/27	35,000	43,907
Texas Transportation Commission (TXBL-REF) 2.47% 10/1/44 (GO)	10,000	10,055
Texas Transportation Commission State Highway Fund (TXBL-REF) 4.00% 10/1/33	10,000	12,644
University of California 3.71% 5/15/20	5,000	5,339
Total Municipal Bonds (Cost $230,784)		262,265
NON-AGENCY ASSET-BACKED SECURITIES–6.50%
Avant Loans Funding Trust
Series 2019-B A 2.72% 10/15/26	34,773	34,899
Series 2020-REV1 A 2.17% 5/15/29	150,000	150,602
Conn's Receivables Funding Series 2020-A A 1.71% 6/16/25	102,199	102,244
Consumer Loan Underlying Bond CLUB Credit Trust
Series 2019-P2 A 2.47% 10/15/26	53,806	54,127
Series 2020-P1 A 2.26% 3/15/28	95,969	96,668
Consumer Loan Underlying Bond Credit Trust Series 2019-P1 A 2.94% 7/15/26	34,395	34,605
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust
Series 2017-3 D 3.53% 12/15/23	88,885	$ 90,221
Series 2017-BA D 3.72% 10/17/22	9,985	10,005
Series 2018-2 C 3.63% 8/15/24	5,743	5,750
Series 2018-3 C 3.72% 9/16/24	26,738	26,864
Series 2018-3 D 4.30% 9/16/24	60,000	62,106
Series 2018-4 D 4.09% 1/15/26	30,000	31,153
Series 2019-1 B 3.41% 6/15/23	41,676	41,736
Series 2019-1 D 4.09% 6/15/26	200,000	209,486
Series 2019-2 C 3.42% 6/16/25	180,000	184,918
Series 2019-4 C 2.51% 11/17/25	200,000	204,364
Series 2020-1 C 2.36% 3/16/26	140,000	143,263
Series 2020-2 A2A 0.85% 7/17/23	100,018	100,223
Series 2020-2 A3 0.83% 5/15/24	100,000	100,497
Series 2020-2 B 1.42% 3/17/25	60,000	60,793
Series 2020-2 C 2.28% 8/17/26	30,000	30,971
DT Auto Owner Trust Series 2019-3A C 2.74% 4/15/25	70,000	71,392
Exeter Automobile Receivables Trust
Series 2019-1A B 3.45% 2/15/23	28,149	28,190
Series 2020-1A B 2.26% 4/15/24	200,000	202,754
Series 2020-3A B 0.79% 9/16/24	90,000	90,193
Ford Credit Auto Owner Trust Series 2018-1 A 3.19% 7/15/31	100,000	109,887
Marlette Funding Trust
A 2.69% 9/17/29	35,642	35,883
Series 2018-3A B 3.86% 9/15/28	64,056	64,255
Series 2018-4A A 3.71% 12/15/28	8,323	8,356
Series 2019-1A A 3.44% 4/16/29	28,068	28,292
Series 2019-2A A 3.13% 7/16/29	51,426	51,869
Series 2020-1A A 2.24% 3/15/30	41,591	41,842

LVIP BlackRock Advantage Allocation Fund–27

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust (continued)
Series 2020-2A A 1.02% 9/16/30	69,750	$ 69,867
OneMain Financial Issuance Trust Series 2019-2A A 3.14% 10/14/36	140,000	151,164
Prosper Marketplace Issuance Trust Series 2019-4A A 2.48% 2/17/26	8,379	8,407
Santander Drive Auto Receivables Trust
Series 2016-3 D 2.80% 8/15/22	99,298	99,653
Series 2017-2 D 3.49% 7/17/23	73,406	74,294
Series 2018-2 D 3.88% 2/15/24	200,000	206,530
Series 2018-5 D 4.19% 12/16/24	130,000	135,306
Series 2019-3 B 2.28% 9/15/23	130,000	131,019
Series 2020-2 B 0.96% 11/15/24	40,000	40,245
Series 2020-2 C 1.46% 9/15/25	60,000	60,796
Series 2020-3 B 0.69% 3/17/25	190,000	190,464
Santander Drive Auto Receivables Trust Series 2020-4 C 1.01% 1/15/26	120,000	120,523
Santander Revolving Auto Loan Trust Series 2019-A A 2.51% 1/26/32	100,000	106,312
SoFi Consumer Loan Program
Series 2017-4 A 2.50% 5/26/26	9,519	9,555
Series 2017-6 A2 2.82% 11/25/26	14,912	14,981
Series 2018-1 A2 3.14% 2/25/27	19,759	19,830
Toyota Auto Loan Extended Note Trust Series 2020-1A A 1.35% 5/25/33	100,000	102,970
Upgrade Receivables Trust Series 2019-2A A 2.77% 10/15/25	7,764	7,776
Upstart Securitization Trust Series 2020-1 A 2.32% 4/22/30	310,932	313,367
Westlake Automobile Receivables Trust
Series 2018-3A B 3.32% 10/16/23	9,715	9,727
Series 2018-3A C 3.61% 10/16/23	165,000	166,595
Series 2018-3A D 4.00% 10/16/23	40,000	41,208
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust (continued)
Series 2019-2A B 2.62% 7/15/24	200,000	$ 202,498
Series 2020-2A B 1.32% 7/15/25	110,000	111,337
Series 2020-2A C 2.01% 7/15/25	150,000	153,074
Series 2020-3A B 0.78% 11/17/25	140,000	140,295
Series 2020-3A C 1.24% 11/17/25	80,000	80,445
Total Non-Agency Asset-Backed Securities (Cost $5,197,356)		5,276,646
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.25%
•Connecticut Avenue Securities Trust
Series 2020-R01 1M1 0.95% 1/25/40	71,228	71,186
Series 2020-R02 2M1 0.90% 1/25/40	62,110	62,084
•Freddie Mac STACR Trust 1.65% 6/25/50	69,421	69,515
Total Non-Agency Collateralized Mortgage Obligations (Cost $202,759)		202,785
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.88%
Bank Series 2019-BN23 A3 2.92% 12/15/52	40,000	44,484
BANK
Series 2020-BN28 A4 1.84% 3/15/63	30,000	30,711
Series 2020-BN29 A4 2.00% 11/15/53	30,000	31,065
Barclays Commercial Mortgage Trust Series 2019-C4 A5 2.92% 8/15/52	30,000	33,333
BBCMS Mortgage Trust Series 2020-C8 A5 2.04% 10/15/53	75,000	77,555
Benchmark Mortgage Trust
Series 2019-B15 A5 2.93% 12/15/72	40,000	44,579
Series 2020-B19 A5 1.85% 9/15/53	65,000	66,667
Series 2020-B20 A5 2.03% 10/15/53	60,000	62,434
Series 2020-B21 A5 1.98% 12/17/53	60,000	62,092
CFCRE Commercial Mortgage Trust
Series 2012-CR3 AM 3.42% 10/15/45	50,000	50,945
Series 2016-C4 AM 3.69% 5/10/58	50,000	55,157

LVIP BlackRock Advantage Allocation Fund–28

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•Citigroup Commercial Mortgage Trust Series 2017-P8 AS 3.79% 9/15/50	40,000	$ 44,752
JPM-BB Commercial Mortgage Securities Trust
Series 2013-C17 A3 3.93% 1/15/47	29,416	31,545
Series 2015-C30 A5 3.82% 7/15/48	100,000	112,925
Series 2015-C33 A4 3.77% 12/15/48	50,000	56,581
Series 2016-C1 A5 3.58% 3/15/49	30,000	33,771
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 A4 3.10% 5/15/46	40,000	41,603
Morgan Stanley Capital I Trust
Series 2015-UBS8 A3 3.54% 12/15/48	70,000	75,668
Series 2019-L3 AS 3.49% 11/15/52	20,000	22,491
Series 2020-L4 A3 2.70% 2/15/53	50,000	54,397
UBS-Barclays Commercial Mortgage Trust Series 2013-C6 A4 3.24% 4/10/46	100,000	104,893
Wells Fargo Commercial Mortgage Trust
Series 2015-C26 AS 3.58% 2/15/48	30,000	32,343
Series 2018-C46 AS 4.38% 8/15/51	50,000	59,060
Series 2020-C56 A5 2.45% 6/15/53	75,000	80,672
Series 2020-C58 A4 2.09% 7/15/53	40,000	41,737
WFRBS Commercial Mortgage Trust
Series 2013-C12 A4 3.20% 3/15/48	10,000	10,470
Series 2013-C14 A5 3.34% 6/15/46	20,000	21,122
•Series 2013-C18 A5 4.16% 12/15/46	50,000	54,754
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust (continued)
•Series 2013-UBS1 A4 4.08% 3/15/46	49,820	$ 53,954
•Series 2014-C23 AS 4.21% 10/15/57	30,000	33,049
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,490,556)		1,524,809
ΔSOVEREIGN BONDS–0.16%
MEXICO–0.03%
Mexico Government International Bond 6.05% 1/11/40	20,000	26,782
		26,782
PERU–0.03%
Peruvian Government International Bond 5.63% 11/18/50	15,000	23,588
		23,588
URUGUAY–0.10%
Uruguay Government International Bond
4.38% 10/27/27	50,000	59,125
5.10% 6/18/50	15,000	21,000
		80,125
Total Sovereign Bonds (Cost $112,609)		130,495

	Number of Shares
MONEY MARKET FUND–5.09%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	4,137,906	4,137,906
Total Money Market Fund (Cost $4,137,906)		4,137,906

TOTAL INVESTMENTS–104.40% (Cost $75,429,771)	84,793,304

	Principal Amount°	Value (U.S. $)
TBA SALES–(0.74)%
AGENCY MORTGAGE-BACKED SECURITY–(0.74)%
Fannie Mae S.F. 30 yr TBA	(570,000)	$ (597,116)
Total TBA Sales (Proceeds $595,672)		(597,116)

LVIP BlackRock Advantage Allocation Fund–29

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.66%)	(2,978,359)
NET ASSETS APPLICABLE TO 6,156,894 SHARES OUTSTANDING–100.00%	$81,217,829
NET ASSET VALUE PER SHARE–LVIP BLACKROCK ADVANTAGE ALLOCATION FUND STANDARD CLASS ($52,756,703 / 4,049,059 Shares)	$13.029
NET ASSET VALUE PER SHARE–LVIP BLACKROCK ADVANTAGE ALLOCATION FUND SERVICE CLASS ($28,461,126 / 2,107,835 Shares)	$13.503
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$70,973,869
Distributable earnings/(accumulated loss)	10,243,960
TOTAL NET ASSETS	$81,217,829

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
Δ Securities have been classified by country of origin.
★ Includes $150,318 cash collateral held at broker for futures contracts, $66,030 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $5,640 variation margin due from broker on futures contracts, $5,047,974 payable for securities purchased, $2,687 payable for fund shares redeemed, $106,320 other accrued expenses payable, $52,022 due to manager and affiliates and $4,125 foreign capital gain taxes payable as of December 31, 2020.
LVIP BlackRock Advantage Allocation Fund–30

LVIP BlackRock Advantage Allocation Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
1	U.S. Treasury 10 yr Notes	$ 138,078	$ 137,923	3/22/21	$ 155	$ —
(8)	U.S. Treasury 10 yr Ultra Notes	(1,250,875)	(1,253,866)	3/22/21	2,991	—
3	U.S. Treasury 2 yr Notes	662,930	662,325	3/31/21	605	—
42	U.S. Treasury 5 yr Notes	5,298,890	5,287,399	3/31/21	11,491	—
8	U.S. Treasury Ultra Bonds	1,708,500	1,735,340	3/22/21	—	(26,840)
2	US Long Bond Index	346,375	344,757	3/22/21	1,618	—
					16,860	(26,840)
Equity Contracts:
2	E-mini MSCI EAFE Index	213,080	210,895	3/19/21	2,185	—
2	E-mini MSCI Emerging Markets Index	128,820	126,915	3/19/21	1,905	—
3	E-mini S&P 500 Index	562,320	546,665	3/19/21	15,655	—
					19,745	—
Total Futures Contracts					$36,605	$(26,840)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
ADR–American Depositary Receipt
EAFE–Europe Australasia Far East
GDR–Global Depository Receipt
GNMA–Government National Mortgage Association
GO–Government Obligation
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
JPM-BB–JPMorgan Barclays Bank
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
S.F.–Single Family
SDR–Swedish Depositary Receipt
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–31

LVIP BlackRock Advantage Allocation Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$ 914,399
Dividends	775,543
Foreign taxes withheld	(55,338)
1,634,604
EXPENSES:
Management fees	477,048
Custodian fees	127,513
Accounting and administration expenses	97,177
Professional fees	80,633
Pricing fees	75,862
Distribution fees-Service Class	61,883
Shareholder servicing fees	21,284
Reports and statements to shareholders	8,091
Consulting fees	2,309
Trustees’ fees and expenses	1,795
Other	4,448
958,043
Less:
Expenses reimbursed	(360,398)
Total operating expenses	597,645
NET INVESTMENT INCOME	1,036,959
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,406,721
Foreign currencies	(5,325)
Foreign currency exchange contracts	47
Futures contracts	835,218
Swap contracts	34,163
Net realized gain	4,270,824
Net change in unrealized appreciation (depreciation) of:
Investments	3,904,717
Foreign currencies	31,561
Futures contracts	84,960
Securities sold short	(91)
Net change in unrealized appreciation (depreciation)	4,021,147
NET REALIZED AND UNREALIZED GAIN	8,291,971
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,328,930
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,036,959	$ 1,472,196
Net realized gain	4,270,824	3,243,551
Net change in unrealized appreciation (depreciation)	4,021,147	5,980,568
Net increase in net assets resulting from operations	9,328,930	10,696,315
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,028,042)	(3,674,817)
Service Class	(2,024,158)	(1,547,728)
	(6,052,200)	(5,222,545)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,170,246	3,078,023
Service Class	5,880,539	5,870,802
Reinvestment of dividends and distributions:
Standard Class	4,028,042	3,674,817
Service Class	2,024,158	1,547,728
	16,102,985	14,171,370
Cost of shares redeemed:
Standard Class	(6,486,919)	(11,710,933)
Service Class	(3,918,164)	(2,794,491)
	(10,405,083)	(14,505,424)
Increase (decrease) in net assets derived from capital share transactions	5,697,902	(334,054)
NET INCREASE IN NET ASSETS	8,974,632	5,139,716
NET ASSETS:
Beginning of year	72,243,197	67,103,481
End of year	$ 81,217,829	$ 72,243,197
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–32

LVIP BlackRock Advantage Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Advantage Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17 [1]	12/31/16
Net asset value, beginning of period	$ 12.471	$ 11.521	$ 15.182	$ 14.235	$ 14.606
Income (loss) from investment operations:
Net investment income[2]	0.189	0.271	0.271	0.254	0.223
Net realized and unrealized gain (loss)	1.425	1.634	(0.928)	1.771	0.456
Total from investment operations	1.614	1.905	(0.657)	2.025	0.679
Less dividends and distributions from:
Net investment income	(0.220)	(0.323)	(0.290)	(0.327)	(0.275)
Net realized gain	(0.836)	(0.632)	(2.714)	(0.751)	(0.775)
Total dividends and distributions	(1.056)	(0.955)	(3.004)	(1.078)	(1.050)
Net asset value, end of period	$ 13.029	$ 12.471	$ 11.521	$ 15.182	$ 14.235
Total return[3]	13.13%	16.66%	(5.37%)	14.33%	4.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 52,757	$ 48,950	$ 49,857	$ 70,230	$82,784
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.22%	1.15%	1.11%	1.05%	0.98%
Ratio of net investment income to average net assets	1.50%	2.17%	1.90%	1.68%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.01%	1.75%	1.52%	1.36%	1.27%
Portfolio turnover	321%	145%	255%	566%	148%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–33

LVIP BlackRock Advantage Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Advantage Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17 [1]	12/31/16
Net asset value, beginning of period	$ 12.894	$ 11.888	$ 15.575	$ 14.580	$ 14.938
Income (loss) from investment operations:
Net investment income[2]	0.163	0.247	0.238	0.222	0.190
Net realized and unrealized gain (loss)	1.471	1.685	(0.951)	1.812	0.464
Total from investment operations	1.634	1.932	(0.713)	2.034	0.654
Less dividends and distributions from:
Net investment income	(0.189)	(0.294)	(0.260)	(0.288)	(0.237)
Net realized gain	(0.836)	(0.632)	(2.714)	(0.751)	(0.775)
Total dividends and distributions	(1.025)	(0.926)	(2.974)	(1.039)	(1.012)
Net asset value, end of period	$ 13.503	$ 12.894	$ 11.888	$ 15.575	$ 14.580
Total return[3]	12.85%	16.38%	(5.60%)	14.04%	4.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 28,461	$ 23,293	$ 17,247	$ 15,298	$11,863
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.47%	1.40%	1.36%	1.30%	1.23%
Ratio of net investment income to average net assets	1.25%	1.92%	1.65%	1.43%	1.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.76%	1.50%	1.27%	1.11%	1.02%
Portfolio turnover	321%	145%	255%	566%	148%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Advantage Allocation Fund–34

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Advantage Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management.To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP BlackRock Advantage Allocation Fund–35

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.73% of the average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
LVIP BlackRock Advantage Allocation Fund–36

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Expiration Date
	2022	2023	Total
LIAC	$ 200,061	$ 360,398	$ 560,459
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$4,491
Legal	795
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,262 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$66,030
Management fees payable to LIAC	44,120
Distribution fees payable to LFD	5,934
Shareholder servicing fees payable to Lincoln Life	1,968
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$106,954,913
Purchases of U.S. government securities	128,943,659
Sales other than U.S. government securities	104,509,323
Sales of U.S. government securities	128,903,133
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$75,694,015
Aggregate unrealized appreciation of investments and derivatives	$ 9,817,974
Aggregate unrealized depreciation of investments and derivatives	(718,685)
Net unrealized appreciation of investments and derivatives	$ 9,099,289
LVIP BlackRock Advantage Allocation Fund–37

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 187,732	$ 47,400	$ —	$ 235,132
Air Freight & Logistics	177,509	—	—	177,509
Airlines	94,556	82,538	—	177,094
Auto Components	—	14,122	—	14,122
Automobiles	379,341	11,167	—	390,508
Banks	731,995	95,271	—	827,266
Beverages	509,839	—	—	509,839
Biotechnology	524,759	—	—	524,759
Building Products	148,251	—	—	148,251
Capital Markets	489,133	170,537	—	659,670
Chemicals	351,966	46,325	—	398,291
Commercial Services & Supplies	67,697	—	—	67,697
Communications Equipment	172,500	16,863	—	189,363
Consumer Finance	272,750	—	—	272,750
Distributors	47,001	—	—	47,001
Diversified Consumer Services	89,915	—	—	89,915
Diversified Financial Services	103,878	27,851	—	131,729
Diversified Telecommunication Services	156,353	33,201	—	189,554
Electric Utilities	101,152	—	—	101,152
Electrical Equipment	106,555	—	—	106,555
Electronic Equipment, Instruments & Components	51,253	—	—	51,253
Energy Equipment & Services	94,887	—	—	94,887
Entertainment	467,623	—	—	467,623
Equity Real Estate Investment Trusts	610,660	—	—	610,660
LVIP BlackRock Advantage Allocation Fund–38

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Food & Staples Retailing	$ —	$ 42,770	$ —	$ 42,770
Food Products	110,368	—	—	110,368
Health Care Equipment & Supplies	1,153,160	—	—	1,153,160
Health Care Providers & Services	548,773	—	—	548,773
Health Care Technology	241,458	—	—	241,458
Hotels, Restaurants & Leisure	483,958	225,118	—	709,076
Industrial Conglomerates	470,462	4,659	—	475,121
Insurance	810,506	263,793	—	1,074,299
Interactive Media & Services	1,399,075	29,046	—	1,428,121
Internet & Direct Marketing Retail	964,051	—	—	964,051
IT Services	1,318,550	—	—	1,318,550
Leisure Products	44,338	—	—	44,338
Life Sciences Tools & Services	279,986	59,676	—	339,662
Machinery	465,747	16,653	—	482,400
Media	170,796	12,678	—	183,474
Metals & Mining	160,855	45,340	—	206,195
Multiline Retail	—	33,478	—	33,478
Multi-Utilities	352,415	—	—	352,415
Oil, Gas & Consumable Fuels	897,585	30,687	—	928,272
Personal Products	34,871	20,767	—	55,638
Pharmaceuticals	1,210,368	—	—	1,210,368
Professional Services	40,109	—	—	40,109
Real Estate Management & Development	57,917	5,431	—	63,348
Road & Rail	—	81,093	—	81,093
Semiconductors & Semiconductor Equipment	1,113,878	—	—	1,113,878
Software	2,576,007	—	—	2,576,007
Specialty Retail	342,209	—	—	342,209
Technology Hardware, Storage & Peripherals	1,541,961	—	—	1,541,961
Textiles, Apparel & Luxury Goods	646,910	—	—	646,910
Thrifts & Mortgage Finance	210,266	—	—	210,266
Trading Companies & Distributors	23,232	—	—	23,232
Transportation Infrastructure	—	12,883	—	12,883
Wireless Telecommunication Services	—	14,944	—	14,944
Developed Markets
Air Freight & Logistics	—	54,786	—	54,786
Auto Components	17,836	156,286	—	174,122
Automobiles	57,562	197,458	—	255,020
Banks	508,765	688,100	—	1,196,865
Beverages	—	193,613	—	193,613
Biotechnology	—	67,251	—	67,251
Building Products	23,211	63,217	—	86,428
Capital Markets	1,650	24,343	—	25,993
Chemicals	—	895,942	—	895,942
Commercial Services & Supplies	—	48,528	—	48,528
Construction & Engineering	—	78,242	—	78,242
Consumer Finance	—	62,907	—	62,907
Diversified Consumer Services	—	15,098	—	15,098
Diversified Financial Services	56,765	21,401	—	78,166
Diversified Telecommunication Services	—	135,588	—	135,588
Electric Utilities	—	267,437	—	267,437
Electrical Equipment	—	413,108	—	413,108
Electronic Equipment, Instruments & Components	—	316,616	—	316,616
Energy Equipment & Services	31,500	23,192	—	54,692
Entertainment	—	153,221	—	153,221
Equity Real Estate Investment Trusts	—	124,893	—	124,893
Food & Staples Retailing	—	60,261	—	60,261
Food Products	—	484,478	—	484,478
LVIP BlackRock Advantage Allocation Fund–39

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Developed Markets (continued)
Gas Utilities	$ —	$ 24,533	$ —	$ 24,533
Health Care Equipment & Supplies	9,218	76,483	—	85,701
Hotels, Restaurants & Leisure	—	123,164	—	123,164
Household Products	—	33,198	—	33,198
Industrial Conglomerates	—	257,699	—	257,699
Insurance	—	318,990	—	318,990
Interactive Media & Services	—	29,222	—	29,222
Internet & Direct Marketing Retail	—	368,280	—	368,280
IT Services	138,292	—	—	138,292
Life Sciences Tools & Services	—	51,005	—	51,005
Machinery	27,150	278,477	—	305,627
Marine	—	28,592	—	28,592
Media	—	72,463	—	72,463
Metals & Mining	87,091	280,639	—	367,730
Multi-Utilities	—	229,369	—	229,369
Oil, Gas & Consumable Fuels	20,032	248,578	—	268,610
Personal Products	—	709,019	—	709,019
Pharmaceuticals	—	789,334	—	789,334
Professional Services	—	316,906	—	316,906
Real Estate Management & Development	—	50,604	—	50,604
Road & Rail	—	28,281	—	28,281
Semiconductors & Semiconductor Equipment	15,543	186,891	—	202,434
Software	120,833	14,765	—	135,598
Specialty Retail	25,084	344,958	—	370,042
Technology Hardware, Storage & Peripherals	—	86,091	—	86,091
Textiles, Apparel & Luxury Goods	—	232,459	—	232,459
Tobacco	—	73,875	—	73,875
Trading Companies & Distributors	—	24,070	—	24,070
Wireless Telecommunication Services	—	237,420	—	237,420
Emerging Markets
Airlines	—	5,201	—	5,201
Auto Components	—	4,886	—	4,886
Automobiles	—	31,934	—	31,934
Banks	135	388,134	—	388,269
Beverages	—	14,368	—	14,368
Biotechnology	—	42,368	—	42,368
Capital Markets	—	13,474	—	13,474
Chemicals	—	7,475	—	7,475
Construction & Engineering	—	4,068	—	4,068
Construction Materials	8,672	42,672	—	51,344
Consumer Finance	—	3,927	—	3,927
Diversified Financial Services	—	7,547	—	7,547
Diversified Telecommunication Services	—	3,423	—	3,423
Electric Utilities	—	83,852	—	83,852
Electrical Equipment	—	26,365	—	26,365
Electronic Equipment, Instruments & Components	—	82,518	—	82,518
Energy Equipment & Services	—	12,723	—	12,723
Entertainment	122,203	—	—	122,203
Food & Staples Retailing	10,232	4,850	—	15,082
Food Products	5,184	101,169	—	106,353
Health Care Equipment & Supplies	—	7,334	—	7,334
Health Care Providers & Services	15,858	—	—	15,858
Household Products	—	31,352	—	31,352
Independent Power and Renewable Electricity Producers	35,953	23,239	—	59,192
Insurance	—	25,902	—	25,902
Interactive Media & Services	2,949	550,511	—	553,460
LVIP BlackRock Advantage Allocation Fund–40

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Emerging Markets (continued)
Internet & Direct Marketing Retail	$ 684,463	$ 75,971	$ —	$ 760,434
IT Services	—	162,880	—	162,880
Life Sciences Tools & Services	—	16,750	—	16,750
Machinery	—	22,548	—	22,548
Marine	—	59,544	—	59,544
Media	—	11,579	—	11,579
Metals & Mining	—	82,123	—	82,123
Oil, Gas & Consumable Fuels	15,850	306,127	—	321,977
Pharmaceuticals	—	64,439	—	64,439
Real Estate Management & Development	—	188,696	—	188,696
Semiconductors & Semiconductor Equipment	—	705,192	—	705,192
Specialty Retail	—	10,715	—	10,715
Technology Hardware, Storage & Peripherals	—	253,829	—	253,829
Textiles, Apparel & Luxury Goods	—	31,734	—	31,734
Thrifts & Mortgage Finance	—	101,884	—	101,884
Transportation Infrastructure	—	18,602	—	18,602
Wireless Telecommunication Services	23,565	38,439	—	62,004
Preferred Stocks	—	290,433	—	290,433
Rights	1,522	—	—*	1,522
Warrant	—	831	—	831
Agency Collateralized Mortgage Obligations	—	97,449	—	97,449
Agency Commercial Mortgage-Backed Securities	—	869,505	—	869,505
Agency Mortgage-Backed Securities	—	14,243,324	—	14,243,324
Agency Obligation	—	35,445	—	35,445
Corporate Bonds	—	16,871,211	—	16,871,211
Municipal Bonds	—	262,265	—	262,265
Non-Agency Asset-Backed Securities	—	5,276,646	—	5,276,646
Non-Agency Collateralized Mortgage Obligations	—	202,785	—	202,785
Non-Agency Commercial Mortgage-Backed Securities	—	1,524,809	—	1,524,809
Sovereign Bonds	—	130,495	—	130,495
Money Market Fund	4,137,906	—	—	4,137,906
Total Investments	$29,812,140	$54,981,164	$ —	$84,793,304
Liabilities:
TBA Sales	$ —	$ (597,116)	$ —	(597,116)
Derivatives:

Assets:
Futures Contracts	$ 36,605	$—	$—	$ 36,605
Liabilities:
Futures Contract	$(26,840)	$—	$—	$(26,840)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies (“PFIC”), mark-to-market of futures contracts and foreign currency and tax treatment of market discount and premium on debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
LVIP BlackRock Advantage Allocation Fund–41

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/20	12/31/19
Ordinary income	$4,448,980	$2,612,549
Long-term capital gains	1,603,220	2,609,996
Total	$6,052,200	$5,222,545
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 289,244
Undistributed long-term capital gains	823,014
Other temporary differences	(3)
Net unrealized appreciation	9,131,705
Distributable earnings/(accumulated loss)	$10,243,960
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	332,762	245,418
Service Class	455,228	453,258
Shares reinvested:
Standard Class	310,854	294,160
Service Class	150,876	119,976
	1,249,720	1,112,812
Shares redeemed:
Standard Class	(519,708)	(941,833)
Service Class	(304,813)	(217,442)
	(824,521)	(1,159,275)
Net increase (decrease)	425,199	(46,463)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.
LVIP BlackRock Advantage Allocation Fund–42

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts as a cash management tool.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2020, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.   No interest rate swap contracts were outstanding at December 31, 2020.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used CDS contracts to gain exposure to certain securities or markets.   No CDS contracts were outstanding at December 31, 2020.
LVIP BlackRock Advantage Allocation Fund–43

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$19,745	Liabilities net of receivables and other assets	$ —
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	16,860	Liabilities net of receivables and other assets	(26,840)
Total		$36,605		$(26,840)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 47	$ —
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	219,107	13,971
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	616,111	70,989
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	40,532	—
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(6,369)	—
Total		$869,428	$84,960
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$7,818,275	$1,729,352
CDS contracts (average notional value)*	—	443,379
Interest rate swap contracts (average notional value)**	53,846	53,846

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting
LVIP BlackRock Advantage Allocation Fund–44

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had no assets and liabilities subject to offsetting provisions.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP BlackRock Advantage Allocation Fund–45

LVIP BlackRock Advantage Allocation Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Advantage Allocation Fund–46

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Advantage Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Advantage Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Advantage Allocation Fund–47

LVIP BlackRock Advantage Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP BlackRock Advantage Allocation Fund–48

LVIP BlackRock Advantage Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was within range of the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Advantage Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Advantage Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP BlackRock Advantage Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board considered that the Fund’s investment strategy and benchmark changed and that BlackRock became subadviser effective May 1, 2017. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, noting BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Advantage Allocation Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Advantage Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Advantage Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Advantage Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Advantage Allocation Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Advantage Allocation Fund–54

LVIP BlackRock Dividend Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Dividend Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Schroder Investment Management North America Inc.
The Fund returned 1.12% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 1000® Value Index1, returned 2.80%.
U.S. stocks, as represented by the broad market S&P 500 Index, gained +18.4% in an eventful 2020 characterized by the global spread of coronavirus and U.S. presidential election. Notably, global economic activity abruptly declined in February and March as countries adopted social distancing and lockdown measures to combat the pandemic. U.S. stock prices declined sharply during this period as investors assessed the potential impacts on companies, industries and overall global economic output. A combination of aggressive monetary and fiscal policy actions helped to stabilize financial markets as well as support the individuals and businesses hardest hit by COVID-19. These actions boosted investor sentiment and helped to ignite a sharp rally in U.S. stocks that began in mid-March and continued through August as economic data improved. Ultimately, U.S. stocks extended their gains through year-end as investors were encouraged by election clarity and the realization of at least three viable COVID-19 vaccines.
The largest contributor to relative performance was a combination of stock selection and allocation decisions in information technology. Notably, selection decisions in the technology hardware, storage & peripherals industry powered relative return. An overweight to the software industry and investment decisions in communications equipment and IT services also proved beneficial in the sector. The decision to not invest in the real estate sector, based on our view that fundamentals and valuations were unattractive, also boosted relative results. Other modest contributors during the period included stock selection in consumer discretionary and allocation decisions in the financials sector.
The largest detractor from relative performance was stock selection in the utilities sector. Notably, selection decisions in the electric utilities industry weighed meaningfully on relative return, while an overweight to multi-utilities also proved costly. In health care, stock selection in pharmaceuticals hindered relative results, as did the decision to not invest in the life sciences tools & services and biotechnology industries. Other detractors during the period included a combination of stock selection and an underweight to the communication services and materials sector.
Derivatives were not used in the portfolio during the reporting period.
Economic data continues to support our view that COVID-19’s impact on activity levels is more akin to a large-scale natural disaster than a typical business cycle recession. We believe this distinction is important as the character of the virus’ impact, combined with positive vaccine developments and ongoing policy support, improves the probability of an eventual V-shaped economic recovery. The recent virus resurgence may weigh on mobility and activity in the near-term, but we can see the destination, and this gives us greater confidence the economic restart can gather steam in 2021.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Tony DeSpirito
Alan Mason
Greg Savage
Franco Tapia
David Zhao
Rachel Aguirre
Creighton Jue
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,095. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $27,148. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 1.12%
Five Years	+ 7.56%
Ten Years	+ 6.68%
Service Class Shares
One Year	+ 0.87%
Five Years	+ 7.29%
Ten Years	+ 6.42%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,199.10	0.66%	$3.65
Service Class Shares	1,000.00	1,197.60	0.91%	5.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.66%	$3.35
Service Class Shares	1,000.00	1,020.60	0.91%	4.62

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	89.80%
Aerospace & Defense	1.69%
Air Freight & Logistics	0.11%
Automobiles	1.32%
Banks	11.10%
Beverages	1.73%
Capital Markets	4.88%
Chemicals	2.44%
Communications Equipment	2.12%
Consumer Finance	0.56%
Containers & Packaging	1.11%
Distributors	0.26%
Diversified Consumer Services	0.07%
Diversified Financial Services	1.74%
Diversified Telecommunication Services	3.08%
Electric Utilities	3.92%
Electrical Equipment	0.62%
Energy Equipment & Services	0.05%
Food Products	0.90%
Gas Utilities	0.09%
Health Care Equipment & Supplies	4.34%
Health Care Providers & Services	4.37%
Hotels, Restaurants & Leisure	0.18%
Household Durables	1.23%
Household Products	0.18%
Industrial Conglomerates	2.00%
Insurance	6.73%
IT Services	3.09%
Machinery	0.28%
Media	3.21%
Multiline Retail	0.40%
Multi-Utilities	3.63%
Oil, Gas & Consumable Fuels	6.90%
Personal Products	1.46%
Pharmaceuticals	3.53%
Road & Rail	0.68%
Semiconductors & Semiconductor Equipment	1.32%
Software	1.67%
Specialty Retail	1.49%
Technology Hardware, Storage & Peripherals	2.29%
Textiles, Apparel & Luxury Goods	0.11%
Thrifts & Mortgage Finance	0.12%
Tobacco	2.16%
Trading Companies & Distributors	0.64%
Preferred Stock	0.96%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	8.84%
Total Investments	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Verizon Communications	2.49%
Citigroup	2.42%
Wells Fargo & Co.	2.29%
Bank of America	2.07%
Marathon Petroleum	1.72%
American International Group	1.71%
Altria Group	1.67%
Anthem	1.59%
Cisco Systems	1.57%
BAE Systems	1.56%
Total	19.09%

IT–Information Technology

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–89.80%
Aerospace & Defense–1.69%
BAE Systems	4,238,119	$ 28,263,061
Lockheed Martin	6,603	2,343,933
		30,606,994
Air Freight & Logistics–0.11%
FedEx	7,400	1,921,188
		1,921,188
Automobiles–1.32%
†General Motors	573,691	23,888,493
		23,888,493
Banks–11.10%
Bank of America	1,241,004	37,614,831
Bank of Hawaii	18,363	1,406,973
Citigroup	710,437	43,805,545
Citizens Financial Group	183,951	6,578,088
Comerica	59,979	3,350,427
Fifth Third Bancorp	268,221	7,394,853
FNB	139,956	1,329,582
Huntington Bancshares	422,384	5,334,710
JPMorgan Chase & Co.	141,234	17,946,604
KeyCorp	402,336	6,602,334
PacWest Bancorp	47,372	1,203,249
People's United Financial	190,231	2,459,687
Regions Financial	412,321	6,646,614
TCF Financial	63,936	2,366,911
Truist Financial	127,175	6,095,498
United Bankshares	59,922	1,941,473
US Bancorp	129,607	6,038,390
Valley National Bancorp	173,894	1,695,466
Wells Fargo & Co.	1,373,309	41,446,466
		201,257,701
Beverages–1.73%
Coca-Cola	305,999	16,780,985
Constellation Brands Class A	66,872	14,648,312
		31,429,297
Capital Markets–4.88%
Charles Schwab	429,619	22,786,992
CME Group	51,613	9,396,147
Federated Hermes	41,073	1,186,599
Franklin Resources	111,703	2,791,458
Invesco	137,527	2,397,095
Janus Henderson Group	64,735	2,104,535
Lazard Class A	48,689	2,059,545
Morgan Stanley	346,015	23,712,408
Raymond James Financial	230,181	22,021,416
		88,456,195
Chemicals–2.44%
CF Industries Holdings	98,945	3,830,161
Corteva	216,115	8,367,973
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
DuPont de Nemours	150,782	$ 10,722,108
Huntsman	90,947	2,286,408
LyondellBasell Industries Class A	96,582	8,852,706
PPG Industries	70,033	10,100,159
		44,159,515
Communications Equipment–2.12%
Cisco Systems	635,081	28,419,875
Motorola Solutions	58,972	10,028,778
		38,448,653
Consumer Finance–0.56%
American Express	83,994	10,155,714
		10,155,714
Containers & Packaging–1.11%
International Paper	173,732	8,637,955
Packaging Corp. of America	31,915	4,401,398
Sonoco Products	46,458	2,752,636
WestRock	101,230	4,406,542
		20,198,531
Distributors–0.26%
Genuine Parts	46,171	4,636,953
		4,636,953
Diversified Consumer Services–0.07%
H&R Block	83,834	1,329,607
		1,329,607
Diversified Financial Services–1.74%
†Berkshire Hathaway Class B	93,294	21,632,080
Equitable Holdings	388,666	9,945,963
		31,578,043
Diversified Telecommunication Services–3.08%
AT&T	226,213	6,505,886
CenturyLink	430,890	4,201,178
Verizon Communications	769,202	45,190,617
		55,897,681
Electric Utilities–3.92%
Alliant Energy	65,491	3,374,751
American Electric Power	41,501	3,455,788
Edison International	270,373	16,984,832
Entergy	38,565	3,850,330
Eversource Energy	33,892	2,931,997
Exelon	205,157	8,661,728
FirstEnergy	94,246	2,884,870
IDACORP	24,335	2,336,890
NextEra Energy	36,372	2,806,100
OGE Energy	91,649	2,919,937
Pinnacle West Capital	53,625	4,287,319
LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
PPL	488,444	$ 13,774,121
Xcel Energy	42,627	2,841,942
		71,110,605
Electrical Equipment–0.62%
Eaton	40,335	4,845,847
Emerson Electric	53,666	4,313,136
†Siemens Energy	55,693	2,041,121
		11,200,104
Energy Equipment & Services–0.05%
Helmerich & Payne	42,158	976,379
		976,379
Food Products–0.90%
Danone	105,162	6,920,306
General Mills	53,421	3,141,155
Nestle	53,636	6,340,379
		16,401,840
Gas Utilities–0.09%
New Jersey Resources	46,434	1,650,729
		1,650,729
Health Care Equipment & Supplies–4.34%
†Alcon	228,301	15,158,292
†Koninklijke Philips	456,246	24,576,847
Medtronic	229,269	26,856,571
Zimmer Biomet Holdings	78,826	12,146,298
		78,738,008
Health Care Providers & Services–4.37%
Anthem	89,593	28,767,417
Cigna	16,768	3,490,762
CVS Health	221,242	15,110,829
Humana	9,860	4,045,262
McKesson	58,987	10,259,019
UnitedHealth Group	49,859	17,484,554
		79,157,843
Hotels, Restaurants & Leisure–0.18%
McDonald's	14,784	3,172,351
		3,172,351
Household Durables–1.23%
Garmin	28,136	3,366,754
Leggett & Platt	53,534	2,371,556
Newell Brands	518,543	11,008,668
Sony	55,200	5,562,393
		22,309,371
Household Products–0.18%
Kimberly-Clark	23,566	3,177,404
		3,177,404
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–2.00%
General Electric	1,880,553	$ 20,309,972
Siemens	111,349	16,039,423
		36,349,395
Insurance–6.73%
Allstate	77,092	8,474,723
American International Group	820,667	31,070,453
Arthur J. Gallagher & Co.	194,054	24,006,420
Cincinnati Financial	65,697	5,739,947
Fidelity National Financial	294,814	11,524,279
First American Financial	36,343	1,876,389
MetLife	440,800	20,695,560
Old Republic International	124,329	2,450,525
Principal Financial Group	107,615	5,338,780
Prudential Financial	114,699	8,954,551
Unum Group	82,287	1,887,664
		122,019,291
IT Services–3.09%
Cognizant Technology Solutions Class A	278,236	22,801,440
International Business Machines	43,358	5,457,905
Leidos Holdings	45,478	4,780,647
Visa Class A	88,494	19,356,293
Western Union	169,377	3,716,132
		56,112,417
Machinery–0.28%
Caterpillar	27,933	5,084,365
		5,084,365
Media–3.21%
Comcast Class A	519,577	27,225,835
Fox Class A	454,480	13,234,458
†Fox Class B	19,940	575,867
Interpublic Group	170,103	4,000,823
Omnicom Group	88,073	5,493,113
ViacomCBS Class B	208,040	7,751,570
		58,281,666
Multiline Retail–0.40%
Dollar General	17,950	3,774,885
Target	19,399	3,424,505
		7,199,390
Multi-Utilities–3.63%
Ameren	67,662	5,281,696
Avista	32,513	1,305,072
Black Hills	30,208	1,856,282
CenterPoint Energy	197,940	4,283,422
CMS Energy	50,108	3,057,089
Dominion Energy	54,840	4,123,968

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
DTE Energy	35,959	$ 4,365,782
NiSource	488,212	11,199,583
NorthWestern	23,841	1,390,169
Public Service Enterprise Group	386,421	22,528,344
Sempra Energy	27,767	3,537,793
WEC Energy Group	31,748	2,921,768
		65,850,968
Oil, Gas & Consumable Fuels–6.90%
BP	2,003,636	6,914,031
Chevron	62,204	5,253,128
ConocoPhillips	260,442	10,415,076
Enterprise Products Partners	902,009	17,670,356
Equinor	651,816	11,000,359
Exxon Mobil	162,993	6,718,571
HollyFrontier	65,211	1,685,704
Marathon Petroleum	752,413	31,119,802
ONEOK	172,737	6,629,646
Pioneer Natural Resources	125,144	14,252,650
Valero Energy	91,893	5,198,387
Williams	413,114	8,282,936
		125,140,646
Personal Products–1.46%
Nu Skin Enterprises Class A	25,797	1,409,290
Unilever ADR	416,111	25,116,460
		26,525,750
Pharmaceuticals–3.53%
AstraZeneca	140,111	13,970,926
Bayer	308,228	18,158,067
Merck & Co	39,876	3,261,857
Pfizer	119,523	4,399,642
Sanofi	250,291	24,258,957
†Viatris	43	806
		64,050,255
Road & Rail–0.68%
Union Pacific	59,542	12,397,835
		12,397,835
Semiconductors & Semiconductor Equipment–1.32%
Applied Materials	77,350	6,675,305
Intel	35,425	1,764,874
NXP Semiconductors	60,617	9,638,709
QUALCOMM	38,101	5,804,306
		23,883,194
Software–1.67%
CDK Global	133,618	6,925,421
Microsoft	79,323	17,643,022
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Open Text	125,035	$ 5,684,091
		30,252,534
Specialty Retail–1.49%
Lowe's	28,814	4,624,935
†Ross Stores	117,837	14,471,562
TJX	114,788	7,838,873
		26,935,370
Technology Hardware, Storage & Peripherals–2.29%
HP	297,307	7,310,779
Samsung Electronics GDR	15,498	28,187,572
Seagate Technology	95,566	5,940,382
		41,438,733
Textiles, Apparel & Luxury Goods–0.11%
Hanesbrands	136,149	1,985,052
		1,985,052
Thrifts & Mortgage Finance–0.12%
New York Community Bancorp	207,209	2,186,055
		2,186,055
Tobacco–2.16%
Altria Group	739,883	30,335,203
British American Tobacco	35,810	1,329,871
Philip Morris International	91,582	7,582,074
		39,247,148
Trading Companies & Distributors–0.64%
Ferguson	66,773	8,112,948
Watsco	15,361	3,480,035
		11,592,983
Total Common Stock (Cost $1,307,171,428)		1,628,392,246
PREFERRED STOCK–0.96%
Henkel & Co.	154,925	17,468,486
Total Preferred Stock (Cost $13,899,879)		17,468,486

MONEY MARKET FUND–8.84%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	160,369,335	160,369,335
Total Money Market Fund (Cost $160,369,335)		160,369,335

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.60% (Cost $1,481,440,642)	$1,806,230,067
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.40%	7,188,675
NET ASSETS APPLICABLE TO 87,847,234 SHARES OUTSTANDING–100.00%	$1,813,418,742
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($288,674,004 / 13,951,395 Shares)	$20.691
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($1,524,744,738 / 73,895,839 Shares)	$20.634
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,523,395,099
Distributable earnings/(accumulated loss)	290,023,643
TOTAL NET ASSETS	$1,813,418,742

† Non-income producing.
★ Includes $6,304,710 cash collateral held at broker for futures contracts, $290,183 variation margin due from broker on futures contracts, $1,244,139 payable for fund shares redeemed, $103,499 other accrued expenses payable and $1,248,249 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
43	British Pound	$ 3,670,856	$ 3,595,854	3/15/21	$ 75,002	$ —
40	Euro	6,123,000	6,074,263	3/15/21	48,737	—
36	Japanese Yen	4,360,050	4,329,751	3/15/21	30,299	—
					154,038	—
Equity Contracts:
22	Dow Jones U.S. Real Estate Index	736,780	726,212	3/19/21	10,568	—
15	E-mini MSCI Emerging Markets Index	966,150	938,885	3/19/21	27,265	—
10	E-mini Russell 2000 Index	987,400	954,324	3/19/21	33,076	—
240	E-mini S&P 500 Index	44,985,600	43,973,170	3/19/21	1,012,431	—
102	E-mini S&P MidCap 400 Index	23,495,701	22,868,671	3/19/21	627,030	—
140	Euro STOXX 50 Index	6,071,601	5,987,220	3/19/21	84,381	—
42	FTSE 100 Index	3,687,329	3,731,581	3/19/21	—	(44,252)
17	Nikkei 225 Index (OSE)	4,517,749	4,331,776	3/11/21	185,973	—
					1,980,724	(44,252)
Total Futures Contracts					$2,134,762	$(44,252)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
GDR–Global Depository Receipt
IT–Information Technology
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 48,714,684
Foreign taxes withheld	(824,122)
47,890,562
EXPENSES:
Management fees	11,726,128
Distribution fees-Service Class	3,436,432
Shareholder servicing fees	475,440
Accounting and administration expenses	349,395
Reports and statements to shareholders	157,933
Index fees	115,945
Custodian fees	70,131
Professional fees	60,300
Trustees’ fees and expenses	40,621
Pricing fees	31,211
Consulting fees	4,199
Other	22,812
16,490,547
Less:
Management fees waived	(2,214,195)
Total operating expenses	14,276,352
NET INVESTMENT INCOME	33,614,210
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(14,857,061)
Foreign currencies	(115,615)
Futures contracts	(10,580,374)
Net realized loss	(25,553,050)
Net change in unrealized appreciation (depreciation) of:
Investments	20,345,607
Foreign currencies	30,062
Futures contracts	1,362,273
Net change in unrealized appreciation (depreciation)	21,737,942
NET REALIZED AND UNREALIZED LOSS	(3,815,108)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 29,799,102
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 33,614,210	$ 27,093,752
Net realized loss	(25,553,050)	(2,444,533)
Net change in unrealized appreciation (depreciation)	21,737,942	208,801,981
Net increase in net assets resulting from operations	29,799,102	233,451,200
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,233,699)	(18,431,237)
Service Class	(29,713,090)	(70,801,953)
	(35,946,789)	(89,233,190)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,329,263	7,255,736
Service Class	163,793,221	464,392,621
Net assets from merger:*
Standard Class	—	12,972
Service Class	—	334,966,628
Reinvestment of dividends and distributions:
Standard Class	6,233,699	18,431,237
Service Class	29,713,090	70,801,953
	211,069,273	895,861,147
Cost of shares redeemed:
Standard Class	(29,596,056)	(31,674,881)
Service Class	(139,102,983)	(421,812,498)
	(168,699,039)	(453,487,379)
Increase in net assets derived from capital share transactions	42,370,234	442,373,768
NET INCREASE IN NET ASSETS	36,222,547	586,591,778
NET ASSETS:
Beginning of year	1,777,196,195	1,190,604,417
End of year	$1,813,418,742	$1,777,196,195

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 20.923	$ 18.789	$ 20.918	$ 18.287	$ 16.634
Income (loss) from investment operations:
Net investment income[3]	0.425	0.442	0.451	0.372	0.355
Net realized and unrealized gain (loss)	(0.203)	2.992	(2.107)	2.633	1.636
Total from investment operations	0.222	3.434	(1.656)	3.005	1.991
Less dividends and distributions from:
Net investment income	(0.409)	(0.381)	(0.473)	(0.374)	(0.338)
Net realized gain	(0.045)	(0.919)	—	—	—
Total dividends and distributions	(0.454)	(1.300)	(0.473)	(0.374)	(0.338)
Net asset value, end of period	$ 20.691	$ 20.923	$ 18.789	$ 20.918	$ 18.287
Total return[4]	1.12%	18.59%	(7.91%)	16.43%	11.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$288,674	$305,230	$279,810	$335,958	$318,457
Ratio of expenses to average net assets	0.66%	0.67%	0.68%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.80%	0.81%	0.79%	0.80%
Ratio of net investment income to average net assets	2.26%	2.20%	2.16%	1.90%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	2.07%	2.02%	1.77%	1.95%
Portfolio turnover	48%	40%	37%	29%	51%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 20.871	$ 18.759	$ 20.881	$ 18.258	$ 16.613
Income (loss) from investment operations:
Net investment income[3]	0.376	0.391	0.397	0.322	0.312
Net realized and unrealized gain (loss)	(0.206)	2.982	(2.097)	2.626	1.628
Total from investment operations	0.170	3.373	(1.700)	2.948	1.940
Less dividends and distributions from:
Net investment income	(0.362)	(0.342)	(0.422)	(0.325)	(0.295)
Net realized gain	(0.045)	(0.919)	—	—	—
Total dividends and distributions	(0.407)	(1.261)	(0.422)	(0.325)	(0.295)
Net asset value, end of period	$ 20.634	$ 20.871	$ 18.759	$ 20.881	$ 18.258
Total return[4]	0.87%	18.30%	(8.14%)	16.14%	11.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,524,745	$1,471,966	$910,794	$968,739	$806,062
Ratio of expenses to average net assets	0.91%	0.92%	0.93%	0.91%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.05%	1.06%	1.04%	1.05%
Ratio of net investment income to average net assets	2.01%	1.95%	1.91%	1.65%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.82%	1.77%	1.52%	1.70%
Portfolio turnover	48%	40%	37%	29%	51%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $750 million of the Fund’s average daily net assets and 0.155% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, the waiver amount was 0.11% on the first $750 million of the Fund’s average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $750 million.
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.675% of the Fund’s average daily net assets for the Standard Class and 0.925% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.68% the Fund’s average daily net assets for the Standard Class and 0.93% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the six months ended June 30, 2020, LIAC has not recouped any previously reimbursed Fund expenses. As of December 31, 2020, no expense reimbursements were subject to recoupment.
BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$100,982
Legal	17,871
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $134,210 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$881,507
Distribution fees payable to LFD	322,315
Shareholder servicing fees payable to Lincoln Life	44,427
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$721,108,959
Sales	690,874,433
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,509,601,059
Aggregate unrealized appreciation of investments and derivatives	$ 331,437,192
Aggregate unrealized depreciation of investments and derivatives	(34,622,209)
Net unrealized appreciation of investments and derivatives	$ 296,814,983
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 2,343,933	$ 28,263,061	$—	$ 30,606,994
Air Freight & Logistics	1,921,188	—	—	1,921,188
Automobiles	23,888,493	—	—	23,888,493
Banks	201,257,701	—	—	201,257,701
Beverages	31,429,297	—	—	31,429,297
Capital Markets	88,456,195	—	—	88,456,195
Chemicals	44,159,515	—	—	44,159,515
Communications Equipment	38,448,653	—	—	38,448,653
Consumer Finance	10,155,714	—	—	10,155,714
Containers & Packaging	20,198,531	—	—	20,198,531
Distributors	4,636,953	—	—	4,636,953
Diversified Consumer Services	1,329,607	—	—	1,329,607
Diversified Financial Services	31,578,043	—	—	31,578,043
Diversified Telecommunication Services	55,897,681	—	—	55,897,681
Electric Utilities	71,110,605	—	—	71,110,605
Electrical Equipment	11,200,104	—	—	11,200,104
Energy Equipment & Services	976,379	—	—	976,379
Food Products	3,141,155	13,260,685	—	16,401,840
Gas Utilities	1,650,729	—	—	1,650,729
Health Care Equipment & Supplies	39,002,869	39,735,139	—	78,738,008
Health Care Providers & Services	79,157,843	—	—	79,157,843
Hotels, Restaurants & Leisure	3,172,351	—	—	3,172,351
Household Durables	16,746,978	5,562,393	—	22,309,371
Household Products	3,177,404	—	—	3,177,404
Industrial Conglomerates	20,309,972	16,039,423	—	36,349,395
Insurance	122,019,291	—	—	122,019,291
IT Services	56,112,417	—	—	56,112,417
Machinery	5,084,365	—	—	5,084,365
Media	58,281,666	—	—	58,281,666
Multiline Retail	7,199,390	—	—	7,199,390
Multi-Utilities	65,850,968	—	—	65,850,968
Oil, Gas & Consumable Fuels	107,226,256	17,914,390	—	125,140,646
Personal Products	26,525,750	—	—	26,525,750
Pharmaceuticals	7,662,305	56,387,950	—	64,050,255
Road & Rail	12,397,835	—	—	12,397,835
Semiconductors & Semiconductor Equipment	23,883,194	—	—	23,883,194
Software	30,252,534	—	—	30,252,534
Specialty Retail	26,935,370	—	—	26,935,370
Technology Hardware, Storage & Peripherals	13,251,161	28,187,572	—	41,438,733
Textiles, Apparel & Luxury Goods	1,985,052	—	—	1,985,052
Thrifts & Mortgage Finance	2,186,055	—	—	2,186,055
Tobacco	37,917,277	1,329,871	—	39,247,148
Trading Companies & Distributors	3,480,035	8,112,948	—	11,592,983
Preferred Stock	—	17,468,486	—	17,468,486
LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 160,369,335	$ —	$—	$ 160,369,335
Total Investments	$1,573,968,149	$232,261,918	$—	$1,806,230,067
Derivatives:

Assets:
Futures Contracts	$2,134,762	$—	$—	$2,134,762
Liabilities:
Futures Contract	$ (44,252)	$—	$—	$ (44,252)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferral, mark-to-market of futures contracts and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$31,908,028	$27,507,935
Long-term capital gains	4,038,760	61,725,256
Total	$35,946,788	$89,233,191
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,341,053
Capital loss carryforward	(7,989,143)
Other temporary differences	(185,973)
Net unrealized appreciation	296,857,706
Distributable earnings/(accumulated loss)	$290,023,643
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions, re-designation of dividends and distributions and partnership income:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,637	$(2,637)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$7,989,143	$7,989,143
LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	620,026	365,555
Service Class	9,107,894	22,710,955
Shares reinvested:
Standard Class	308,392	909,036
Service Class	1,476,794	3,496,549
Shares from merger:
Standard Class	—	628
Service Class	—	16,270,784
	11,513,106	43,753,507
Shares redeemed:
Standard Class	(1,565,349)	(1,579,071)
Service Class	(7,216,863)	(20,502,750)
	(8,782,212)	(22,081,821)
Net increase	2,730,894	21,671,686
7.  Fund Merger
As of the close of business on November 22, 2019, the Fund acquired all of the assets and liabilities of the LVIP Franklin Templeton Value Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP BlackRock Dividend Value Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	1,216	Standard Class	628	$ 12,972	0.516
Acquired Fund - Service Class	31,392,268	Service Class	16,270,784	334,966,628	0.518
The net assets of the Acquiring Fund before the acquisition were $1,402,395,589. The net assets of the Acquiring Fund immediately following the acquisition were $1,737,375,189.
If the acquisition had been completed on January 1, 2019, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows (unaudited):
Net investment income (loss)	$ 35,709,435(a)
Net realized gain (loss)	2,327,141 (b)
Net change in unrealized appreciation (depreciation)	218,751,517 (c)
Net increase in net assets resulting from operations	$256,788,093

(a)	$27,093,752, as reported in the Statement of Operations, plus $8,615,683 Net investment income (loss) from Acquired Fund pre-merger.
(b)	$(2,444,533), as reported in the Statement of Operations, plus $4,771,674 Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$208,801,981, as reported in the Statement of Operations, plus $9,949,536 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since November 22, 2019.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP BlackRock Dividend Value Managed Volatility Fund–18

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,980,724	Receivables and other assets net of liabilities	$(44,252)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	154,038	Receivables and other assets net of liabilities	—
Total		$2,134,762		$(44,252)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(13,401,791)	$1,231,932
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,821,417	130,341
Total		$(10,580,374)	$1,362,273
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$55,723,463	$218,342,733
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs
LVIP BlackRock Dividend Value Managed Volatility Fund–19

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–20

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Dividend Value Managed Volatility Fund–22

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Dividend Value Managed Volatility Fund–23

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and an expense limitation for the Fund through November 22, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Value funds category and the Russell 1000 Value Total Return USD Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, one of which contains breakpoints, and noted that BlackRock stated that it did not manage comparable funds using the same strategies with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars which may be used to manage other accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Dividend Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Dividend Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Dividend Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Dividend Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Dividend Value Managed Volatility Fund–29

LVIP BlackRock Global Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Global Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 19.23% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 14.11% and its broad-based benchmark index, the S&P 500® Index2, returned 18.40%.
Risk assets experienced one of their most volatile years on record in 2020, as COVID-19 caused a global pandemic after the first reported cases reached Northern Italy from China in late January and then ultimately spread across the world. Unprecedented fiscal and monetary responses in both the U.S. and Europe finally calmed markets at the beginning of Q2, as investors weighed the prospects of possible vaccines and, eventually, a return to more normal travel and living conditions. Although markets experienced another round of volatility in Q3, in anticipation of a highly contested U.S. election and a subsequent wave of COVID-19 outbreaks, risk assets rallied sharply into year-end on the news from several major pharmaceutical companies that breakthrough vaccines developed to treat COVID-19 had been successfully produced.
We believe the sharp market rally which closed the year also reflected strong economic data, particularly in the U.S., with reported earnings generally exceeding consensus forecasts, a recovering labor market, solid housing market, and a resilient U.S. consumer. It is important to note that the U.S. consumer came into 2020’s economic downturn in much stronger financial shape than was the case at the beginning of the Global Financial Crisis, with much more manageable levels of household debt and record low debt servicing costs, due to the low interest rate environment. We believe that the fiscal strength of the consumer, coupled with a resilient corporate sector, ultra-loose monetary policy, and additional fiscal stimulus, will combine to support risk assets in 2021.
The Fund was overweight equities (+7%) and underweight fixed income (-17%), with modest exposure to commodity-related (+1%) and an overweight to cash equivalents (+8%). Within equities, the Fund was overweight the U.S., Europe and China, and underweight Japan. From a sector perspective, the Fund was overweight healthcare, information technology, consumer discretionary, materials, industrials and communication services, and underweight consumer staples, financials and real estate. Within fixed income, the Fund was underweight developed market government bonds and overweight credit, emerging market sovereign bonds, and securitized debt. From a duration perspective, the total portfolio duration was 1.9 vs. a benchmark duration of 2.8 (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund was overweight the Euro, underweight the Australian dollar and neutrally positioned towards the U.S. dollar.
Within equities, stock selection within a number of sectors, notably consumer discretionary and information technology, contributed to performance. Sector positioning, primarily an underweight to energy was additive. Within fixed income, yield curve positioning at the long end of the curve and exposure to U.S. credit positively impacted returns. Exposure to gold-related securities also contributed to performance.
Within equities, security selection within industrials and materials detracted from performance. Exposure to cash and cash equivalents negatively impacted returns. Currency management, notably an underweight to the Australian dollar and overweight to the U.S. dollar, weighed on performance.
Portfolio Managers:
BlackRock Investment Management, LLC:	Dan Chamby
David Clayton
Russ Koesterich
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 4/29/19 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Fund shares on 4/29/19 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,896 for the Standard Class shares and to $12,852 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 4/29/19 through 12/31/20. The same $10,000 investment would have increased to $12,326 and $13,193, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Global Allocation Fund–1

LVIP BlackRock Global Allocation Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 19.23%
Inception (4/29/19)	+ 16.32%
Service Class Shares
One Year	+ 19.01%
Inception (4/29/19)	+ 16.08%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The BlackRock Global Allocation Composite is constructed as follows: 36% S&P 500® Index, 24% FTSE World (Ex US) Index3, 24% ICE Bank of America 5-year U.S. Treasury Bond Index4 and 16% FTSE Non-U.S. Dollar World Government Bond Index5.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock Global Allocation Fund–2

LVIP BlackRock Global Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,190.00	0.80%	$4.40
Service Class Shares	1,000.00	1,188.70	1.05%	5.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.80%	$4.06
Service Class Shares	1,000.00	1,019.80	1.05%	5.33

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Global Allocation Fund–3

LVIP BlackRock Global Allocation Fund
Consolidated Security Type/Country Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	65.82%
Argentina	0.03%
Australia	0.19%
Brazil	0.04%
Canada	0.85%
China	2.30%
Denmark	0.14%
Finland	0.26%
France	2.60%
Germany	2.39%
Greenland	0.06%
Hong Kong	0.67%
India	0.34%
Indonesia	0.03%
Ireland	0.11%
Italy	1.52%
Japan	2.49%
Mexico	0.00%
Netherlands	2.89%
Norway	0.02%
Poland	0.00%
Portugal	0.02%
Republic of Korea	0.49%
Saudi Arabia	0.00%
Singapore	0.07%
South Africa	0.01%
Spain	0.30%
Sweden	0.91%
Switzerland	0.91%
Taiwan	1.15%
Thailand	0.05%
Turkey	0.01%
United Arab Emirates	0.00%
United Kingdom	1.49%
United States	43.48%
Convertible Preferred Stocks	0.69%
Preferred Stocks	0.18%
Warrant	0.00%
Convertible Bonds	0.03%
Agency Commercial Mortgage-Backed Securities	0.02%
Corporate Bonds	5.95%
Loan Agreements	1.13%
Municipal Bond	0.07%
Non-Agency Asset-Backed Securities	0.24%
Non-Agency Commercial Mortgage-Backed Securities	0.66%
Security Type/Country	Percentage of Net Assets
Sovereign Bonds	8.42%
U.S. Treasury Obligations	4.21%
Exchange-Traded Funds	5.94%
Money Market Fund	0.36%
Short-Term Investments	5.37%
Options Purchased	0.91%
Total Investments	100.00%
Common Stocks Sold Short	(0.57)%
Options Written	(0.56)%
Receivables and Other Assets Net of Liabilities	1.13%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	2.23%
Microsoft	2.00%
Amazon.com	1.71%
Alphabet Class C	1.44%
JPMorgan Chase & Co.	1.16%
Siemens	0.95%
Taiwan Semiconductor Manufacturing	0.94%
UnitedHealth Group	0.93%
Johnson & Johnson	0.92%
Mastercard Class A	0.86%
Total	13.14%
LVIP BlackRock Global Allocation Fund–4

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–65.82%
Argentina–0.03%
†Globant	1,214	$ 264,178
†MercadoLibre	30	50,257
		314,435
Australia–0.19%
†Atlassian Class A	2,439	570,409
BHP Group	1,358	44,372
Brambles	4,584	37,599
Coles Group	412	5,756
Fortescue Metals Group	957	17,286
Goodman Group	652	9,531
Newcrest Mining	16,600	331,299
=†πQuintis Pty	1,064,776	681,338
Wesfarmers	997	38,750
		1,736,340
Brazil–0.04%
B3 SA - Brasil Bolsa Balcao	2,828	33,859
Banco do Brasil	1,710	12,855
Centrais Eletricas Brasileiras	714	5,083
Engie Brasil Energia	5,846	49,659
JBS	2,287	10,424
Petroleo Brasileiro ADR	4,289	48,166
Vale	14,157	237,271
		397,317
Canada–0.85%
Barrick Gold	19,561	445,651
Enbridge	177,608	5,680,275
Fairfax Financial Holdings	10	3,408
First Quantum Minerals	63,731	1,144,044
George Weston	126	9,412
Loblaw	633	31,235
†Lululemon Athletica	83	28,886
Manulife Financial	601	10,694
National Bank of Canada	242	13,620
Restaurant Brands International	164	10,028
Royal Bank of Canada	108	8,874
†Shopify Class A	7	7,904
TC Energy	1,524	61,958
Thomson Reuters	233	19,070
Wheaton Precious Metals	11,136	465,072
		7,940,131
China–2.30%
AAC Technologies Holdings	25,500	141,344
Agile Group Holdings	4,000	5,324
Aier Eye Hospital Group Class A	26,697	305,909
†Alibaba Group Holding	17,400	506,070
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Alibaba Group Holding ADR	8,314	$ 1,934,917
Amoy Diagnostics Class A	12,350	147,676
Anhui Conch Cement Class H	2,000	12,534
Anhui Gujing Distillery Class B	700	9,750
ANTA Sports Products	42,000	666,418
Asymchem Laboratories Tianjin Class A	5,096	233,264
Autobio Diagnostics Class A	8,000	177,488
Autohome ADR	93	9,265
†Baidu ADR	153	33,085
BYD Class A	24,100	717,868
China CITIC Bank Class H	17,000	7,221
China Feihe	10,000	23,464
China Galaxy Securities Class H	17,500	10,979
China Merchants Bank Class H	42,000	265,694
China Petroleum & Chemical Class H	28,000	12,470
China Resources Cement Holdings	22,000	24,573
China Resources Power Holdings	16,000	17,223
CITIC	8,000	5,664
Contemporary Amperex Technology Class A	27,464	1,478,258
Country Garden Services Holdings	3,000	20,297
CSPC Pharmaceutical Group	20,000	20,363
Dali Foods Group	23,500	13,432
ENN Energy Holdings	10,100	148,265
Ganfeng Lithium Class H	19,200	229,959
†GDS Holdings ADR	202	18,915
Glodon Class A	18,664	225,001
Guangdong Marubi Biotechnology	11,800	94,351
Guangzhou Baiyun International Airport Class A	107,000	231,576
Haidilao International Holding	21,000	161,944
Haier Smart Home Class A	35,800	160,279
Haitong Securities Class H	20,000	17,873
Hangzhou Robam Appliances Class A	23,100	144,157
Hangzhou Tigermed Consulting Class A	7,499	185,166
†Hangzhou Tigermed Consulting Class H	6,300	146,105
LVIP BlackRock Global Allocation Fund–5

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Han's Laser Technology Industry Group Class A	41,699	$ 273,013
†Hansoh Pharmaceutical Group	28,000	135,695
Hengan International Group	5,500	38,943
Huaneng Power International Class H	18,000	6,571
Huazhu Group ADR	7,050	317,462
Hundsun Technologies Class A	14,090	226,252
Industrial & Commercial Bank of China Class H	306,000	196,602
Inner Mongolia Yili Industrial Group Class A	24,700	167,613
†JD.com ADR	847	74,451
Jiangxi Copper Class H	5,000	7,871
†KE Holdings ADR	578	35,570
†Kingdee International Software Group	258,000	1,053,300
Kunlun Energy	12,000	10,400
Kweichow Moutai Class A	400	122,239
Lenovo Group	22,000	20,799
†Li Auto ADR	35,763	1,031,047
†Lufax Holding ADR	241	3,422
†Meituan Dianping Class B	7,900	297,383
†Ming Yuan Cloud Group Holdings	38,000	234,024
NetEase ADR	3,756	359,712
†New Oriental Education & Technology Group Sponsored ADR	1,252	232,634
Offcn Education Technology Class A	1,300	6,990
Pharmaron Beijing Class H	700	11,835
PICC Property & Casualty Class H	46,000	34,800
Ping An Insurance Group of China Class A	16,000	212,897
Shanghai International Airport Class A	22,461	260,075
Shenzhen Goodix Technology Class A	200	4,764
Shenzhen Inovance Technology Class A	14,666	209,446
Silergy	4,000	344,247
Tencent Holdings	55,000	3,957,457
Tingyi Cayman Islands Holding	22,000	37,631
Topsports International Holdings	2,000	2,995
†Trip.com Group ADR	12,388	417,847
†Venus MedTech Hangzhou Class H	21,500	219,421
Venustech Group Class A	37,000	165,503
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Vipshop Holdings ADR	608	$ 17,091
Want Want China Holdings	202,000	146,043
Wuhan Raycus Fiber Laser Technologies Class A	19,317	259,637
Wuhu Sanqi Interactive Entertainment Network Technology Group Class A	5,200	24,855
WuXi AppTec Class A	8,158	167,984
†Wuxi Biologics Cayman	30,000	397,840
Yifeng Pharmacy Chain Class A	15,200	209,878
†Yihai International Holding	23,000	341,569
Yonyou Network Technology Class A	20,130	135,172
Yum China Holdings	5,978	341,284
†Zhejiang Century Huatong Group Class A	7,700	8,380
ZTO Express Cayman ADR	1,257	36,654
		21,381,439
Denmark–0.14%
AP Moller - Maersk Class A	14	28,921
AP Moller - Maersk Class B	11	24,478
Carlsberg Class B	55	8,817
DSV Panalpina	4,928	828,208
†Genmab	902	365,756
		1,256,180
Finland–0.26%
Neste	32,353	2,348,949
†Nokia	28,777	111,146
		2,460,095
France–2.60%
Arkema	22,189	2,538,907
AXA	1,375	32,976
†BNP Paribas	12,534	661,697
Carrefour	2,744	46,989
†Cie de Saint-Gobain	1,385	63,699
Danone	55,526	3,653,952
†EssilorLuxottica	18,628	2,902,883
Kering	999	725,008
LVMH Moet Hennessy Louis Vuitton	4,105	2,569,734
Orange	942	11,215
Pernod Ricard	133	25,542
†Safran	32,458	4,600,394
Sanofi	51,515	4,992,989
Sartorius Stedim Biotech	29	10,317
Schneider Electric	502	72,553
†Societe Generale	36,540	759,616
TOTAL	11,261	486,049

LVIP BlackRock Global Allocation Fund–6

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Vivendi	1,032	$ 33,287
		24,187,807
Germany–2.39%
†adidas	11,811	4,296,898
Allianz	14,702	3,611,882
Daimler	1,029	72,935
Deutsche Boerse	348	59,255
Deutsche Post	554	27,443
Deutsche Telekom	211,138	3,853,814
E.ON	686	7,596
Evonik Industries	1,111	36,312
Fresenius & Co.	151	6,982
Henkel & Co.	169	16,285
Infineon Technologies	17,793	679,490
Rational	104	96,750
SAP	171	22,148
Siemens	61,400	8,844,449
Vonovia	8,514	621,812
		22,254,051
Greenland–0.06%
Ferguson	4,574	555,743
		555,743
Hong Kong–0.67%
AIA Group	423,200	5,157,165
Brilliance China Automotive Holdings	26,000	23,735
China Construction Bank Class H	12,000	9,051
China National Building Material Class H	54,000	64,999
CLP Holdings	18,000	166,440
Dongfeng Motor Group Class H	6,000	7,011
Hang Lung Properties	115,000	303,055
HKT Trust	118,000	153,038
Hysan Development	29,000	106,221
Jardine Matheson Holdings	4,100	229,346
		6,220,061
India–0.34%
Bharti Infratel	864	2,726
GAIL India	4,060	6,866
HDFC Asset Management	146	5,835
Hindustan Unilever	461	15,134
Housing Development Finance	212	7,428
Indian Oil	3,742	4,663
Maruti Suzuki India	63	6,610
NTPC	9,746	13,270
Petronet LNG	26,051	88,339
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Power Grid of India	2,074	$ 5,392
Reliance Industries	115,653	3,010,500
Tata Consultancy Services	210	8,246
Vedanta	10,466	23,185
		3,198,194
Indonesia–0.03%
Bank Central Asia	119,500	288,058
		288,058
Ireland–0.11%
†Flutter Entertainment	5,030	1,040,508
		1,040,508
Italy–1.52%
Enel	781,367	7,950,196
†Intesa Sanpaolo	706,342	1,669,593
RAI Way	110,953	743,173
Snam	52,389	295,872
†UniCredit	376,225	3,525,001
		14,183,835
Japan–2.49%
Aisin Seiki	1,200	35,987
Ajinomoto	59,500	1,348,254
Asahi Kasei	1,800	18,450
Astellas Pharma	158,200	2,449,531
Canon	1,600	30,996
Daifuku	4,000	494,982
Disco	1,900	640,362
Eisai	100	7,151
ENEOS Holdings	7,700	27,656
FANUC	3,400	839,287
Fujitsu	100	14,453
Hitachi	800	31,575
Honda Motor	600	16,930
Hoya	24,200	3,351,574
Kao	100	7,726
KDDI	17,600	521,844
Keyence	2,600	1,462,543
Kirin Holdings	300	7,084
Kose	7,100	1,213,248
Kyowa Kirin	100	2,731
Maeda Road Construction	2,700	45,293
Marubeni	1,600	10,660
Mitsubishi	800	19,721
Mitsubishi Estate	27,100	435,574
NEC	200	10,742
Nippon Telegraph & Telephone	18,600	477,257
Nomura Holdings	1,600	8,459
NTT Data	1,300	17,795
Olympus	400	8,758
Oriental Land	5,300	875,726

LVIP BlackRock Global Allocation Fund–7

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Otsuka Holdings	300	$ 12,854
Panasonic	1,900	22,149
†Rakuten	600	5,774
Recruit Holdings	25,300	1,062,674
Ryohin Keikaku	21,400	437,941
Sekisui House	400	8,149
Seven & i Holdings	800	28,328
Shin-Etsu Chemical	24,000	4,212,377
Sompo Holdings	300	12,163
Sony	9,200	927,066
Suzuki Motor	42,700	1,979,380
Terumo	100	4,185
Tokyo Electron	100	37,356
Toshiba	600	16,805
		23,199,550
Mexico–0.00%
Fomento Economico Mexicano	477	3,618
Grupo Bimbo Class A	12,129	26,300
		29,918
Netherlands–2.89%
†Adyen	1,168	2,713,895
Akzo Nobel	48,932	5,252,097
ASML Holding	11,684	5,657,124
†Heineken Holding	190	17,884
†ING Groep	566,101	5,263,516
†ING Groep ADR	1,588	14,991
†Koninklijke Philips	69,786	3,759,200
NXP Semiconductors	26,407	4,198,977
Royal Dutch Shell Class A	773	13,556
Royal Dutch Shell Class B	458	7,762
		26,899,002
Norway–0.02%
†LINK Mobility Group Holding	28,269	153,177
		153,177
Poland–0.00%
Polski Koncern Naftowy ORLEN	822	12,726
		12,726
Portugal–0.02%
Jeronimo Martins	10,230	171,963
		171,963
Republic of Korea–0.49%
†Celltrion	55	18,205
Hana Financial Group	217	6,912
†Hyundai Mobis	40	9,415
†Kakao	2,455	880,904
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†KB Financial Group	272	$ 10,803
Kia Motors	547	31,516
LG Chem	2,283	1,736,030
†LG Electronics	297	36,983
LG Uplus	754	8,165
NCSoft	525	450,739
POSCO	731	182,662
†Samsung Biologics	43	32,739
†Samsung SDI	1,995	1,156,197
		4,561,270
Saudi Arabia–0.00%
Dr Sulaiman Al Habib Medical Services Group	73	2,121
		2,121
Singapore–0.07%
†ComfortDelGro	102,500	129,877
DBS Group Holdings	14,100	267,205
United Overseas Bank	16,000	272,711
Wilmar International	2,500	8,802
		678,595
South Africa–0.01%
Anglo American Platinum	399	39,262
AngloGold Ashanti	695	16,019
Kumba Iron Ore	265	11,231
†MTN Group	8,019	33,096
		99,608
Spain–0.30%
Cellnex Telecom	46,416	2,787,417
Telefonica	6,877	27,354
†Telefonica	382	1,515
		2,816,286
Sweden–0.91%
Atlas Copco Class A	6,671	342,865
†Hexagon Class B	9,706	889,866
†Sandvik	1,005	24,787
†Swedbank Class A	17,956	314,955
Telefonaktiebolaget LM Ericsson Class B	52,962	630,007
†Volvo Class B	266,103	6,299,479
		8,501,959
Switzerland–0.91%
ABB	1,189	33,350
†Alcon	5,921	390,761
Cie Financiere Richemont Class A	177	15,991
Nestle	8,736	1,032,694
Novartis	591	55,647
Roche Holding	12,688	4,419,211

LVIP BlackRock Global Allocation Fund–8

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
†Siemens Energy	31,002	$ 1,136,208
Sika	3,240	883,202
Straumann Holding Class R	436	510,739
		8,477,803
Taiwan–1.15%
ASE Technology Holding	4,000	11,603
Asustek Computer	1,000	8,931
Cathay Financial Holding	98,000	147,566
Chunghwa Telecom	53,000	205,606
Formosa Chemicals & Fibre	44,000	132,763
Formosa Petrochemical	23,000	81,802
Formosa Plastics	39,000	133,954
Fubon Financial Holding	112,000	186,520
Hon Hai Precision Industry	57,000	186,900
MediaTek	8,000	213,338
Nan Ya Plastics	53,000	135,781
Nanya Technology	10,000	31,003
Taiwan Semiconductor Manufacturing	462,000	8,739,867
Uni-President Enterprises	79,000	190,009
United Microelectronics	17,000	28,590
Yageo	17,000	314,666
		10,748,899
Thailand–0.05%
Advanced Info Service	30,600	179,760
Intouch Holdings F	98,500	187,400
Thai Beverage	127,600	71,034
		438,194
Turkey–0.01%
†Tupras Turkiye Petrol Rafinerileri	2,624	38,086
		38,086
United Arab Emirates–0.00%
=†NMC Health	41,894	0
		0
United Kingdom–1.49%
Anglo American	6,767	223,461
AstraZeneca	21,878	2,181,527
†Barclays	331,731	665,483
Berkeley Group Holdings	8,107	524,422
BHP Group	12,990	342,993
BP	2,989	10,314
Coca-Cola European Partners	154	7,674
Diageo	1,835	72,609
Experian	1,709	64,923
†Fiat Chrysler Automobiles	588	10,623
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
GlaxoSmithKline	3,129	$ 57,254
RELX (London Stock Exchange)	24,724	604,933
Rio Tinto	4,185	315,018
Unilever	89,588	5,372,921
Vodafone Group	2,096,377	3,443,273
		13,897,428
United States–43.48%
Abbott Laboratories	36,921	4,042,480
AbbVie	51,404	5,507,939
†Adobe	164	82,020
†Advanced Micro Devices	232	21,277
Aflac	184	8,182
Air Products & Chemicals	24,445	6,678,863
†Akamai Technologies	2,357	247,461
†Alaska Air Group	4,120	214,240
†Alexion Pharmaceuticals	1,553	242,641
†Alphabet Class C	7,673	13,442,175
†Altair Engineering Class A	11,569	673,084
Altria Group	367	15,047
†Amazon.com	4,900	15,958,957
American Express	70	8,464
American Tower	21,344	4,790,874
American Water Works	2,849	437,236
Amgen	411	94,497
Analog Devices	970	143,298
Annaly Capital Management	10,808	91,328
Anthem	12,706	4,079,770
Aon Class A	25	5,282
†Apellis Pharmaceuticals	4,552	260,374
Apple	156,257	20,733,741
Applied Materials	59,392	5,125,530
†Aptiv	34,309	4,470,120
†Autodesk	8,693	2,654,321
Bank of America	248,008	7,517,122
Baxter International	4,346	348,723
Becton Dickinson and Co	11,369	2,844,751
†Berkshire Hathaway Class B	4,941	1,145,670
†BJ's Wholesale Club Holdings	5,854	218,237
Blackstone Group Class A	511	33,118
†Booking Holdings	99	220,500
†Boston Scientific	168,934	6,073,177
Bristol-Myers Squibb	56,178	3,484,721
Broadcom	756	331,015
Brookfield Renewable	263	15,343
Brown-Forman Class B	353	28,039
†Cadence Design Systems	4,659	635,627
Capital One Financial	55,257	5,462,154
†Capri Holdings	7,974	334,908
Cerner	276	21,660

LVIP BlackRock Global Allocation Fund–9

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
CH Robinson Worldwide	4,750	$ 445,882
Charles Schwab	35,531	1,884,564
†Charter Communications Class A	7,562	5,002,641
Chubb	12,007	1,848,117
†Ciena	1,066	56,338
Cigna	96	19,985
Citigroup	39,063	2,408,625
Cognizant Technology Solutions Class A	22,570	1,849,611
Colgate-Palmolive	7,145	610,969
Comcast Class A	132,501	6,943,052
ConocoPhillips	47,988	1,919,040
Corteva	160	6,195
Costco Wholesale	6,997	2,636,330
†Crowdstrike Holdings Class A	8,205	1,737,983
Crown Castle International	79	12,576
Cummins	96	21,802
Darden Restaurants	1,722	205,125
†Dell Technologies Class C	42,148	3,089,027
†Delta Air Lines	640	25,734
Devon Energy	18,821	297,560
†DexCom	174	64,331
Digital Realty Trust	101	14,091
Dow	15,462	858,141
DR Horton	67,289	4,637,558
†Dynatrace	4,227	182,902
Eaton	527	63,314
eBay	1,301	65,375
†Edwards Lifesciences	10,678	974,154
Emerson Electric	543	43,641
EOG Resources	166	8,278
†EPAM Systems	1,051	376,626
Equinix	18	12,855
†Expedia Group	3,053	404,217
†Facebook Class A	14,970	4,089,205
FedEx	139	36,087
FirstEnergy	352	10,775
†Ford Motor	626	5,503
†Fortinet	4,068	604,220
Fortive	64,567	4,572,635
Fortune Brands Home & Security	4,892	419,342
†Freeport-McMoRan	63,326	1,647,743
†General Motors	484	20,154
Gilead Sciences	72	4,195
Global Payments	16,279	3,506,822
Goldman Sachs Group	5,000	1,318,550
†Guardant Health	4,854	625,584
HCA Healthcare	24,059	3,956,743
†Highland Transcend Partners I	29,088	305,424
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Hilton Worldwide Holdings	11,368	$ 1,264,804
Home Depot	17,009	4,517,931
HP	1,071	26,336
Humana	424	173,954
Illinois Tool Works	144	29,359
†Illumina	430	159,100
†Incyte	125	10,873
†Inphi	530	85,049
†Insulet	567	144,942
Intel	1,493	74,381
International Flavors & Fragrances	25,328	2,756,700
International Paper	780	38,782
Intuit	197	74,830
†Intuitive Surgical	1,676	1,371,136
†Iovance Biotherapeutics	3,076	142,726
=†πJawbone Health Hub	32,637	0
Johnson & Johnson	54,346	8,552,973
JPMorgan Chase & Co.	85,252	10,832,972
Kinder Morgan	1,432	19,575
L3Harris Technologies	36,007	6,806,043
Lam Research	43	20,308
†Las Vegas Sands	5,390	321,244
†Liberty Media-Liberty SiriusXM Class A	34,376	1,484,699
†Liberty Media-Liberty SiriusXM Class C	43,267	1,882,547
†Live Nation Entertainment	2,847	209,198
Lockheed Martin	37	13,134
=†πLookout	8,011	44,942
Lowe's	34,764	5,579,970
†Lyft Class A	24,855	1,221,126
†Madison Square Garden Sports Class A	91	16,753
Marathon Oil	10,800	72,036
Marsh & McLennan	37,765	4,418,505
Marvell Technology Group	12,275	583,553
Masco	12,515	687,449
Mastercard Class A	22,481	8,024,368
McDonald's	21,370	4,585,575
Medtronic	715	83,755
Merck & Co	56,512	4,622,682
MGM Resorts International	3,014	94,971
Microchip Technology	18,907	2,611,246
†Micron Technology	44,522	3,347,164
Microsoft	83,660	18,607,657
Mondelez International Class A	7,860	459,574
†MongoDB	1,165	418,282
Morgan Stanley	103,742	7,109,439
†Netflix	88	47,584
†Nevro	864	149,558
†New Relic	2,966	193,976

LVIP BlackRock Global Allocation Fund–10

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Newmont	8,699	$ 520,983
NextEra Energy	101,048	7,795,853
Northrop Grumman	498	151,751
NortonLifeLock	12,791	265,797
NVIDIA	8,545	4,462,199
†Okta	2,684	682,434
Otis Worldwide	704	47,555
†Palo Alto Networks	2,487	883,855
†Paycom Software	923	417,427
†PayPal Holdings	21,272	4,981,902
†Peloton Interactive Class A	24,369	3,697,265
†Penn National Gaming	5,773	498,614
PepsiCo	4,259	631,610
Pfizer	6,773	249,314
Philip Morris International	299	24,754
Pioneer Natural Resources	2,600	296,114
PPG Industries	35,770	5,158,749
Procter & Gamble	146	20,314
Prologis	268	26,709
†Proofpoint	1,788	243,901
Prudential Financial	361	28,183
†PTC	46,302	5,538,182
†PTC Therapeutics	1,522	92,888
†PubMatic Class A	10,157	283,990
QUALCOMM	7,144	1,088,317
Quest Diagnostics	1,996	237,863
Raytheon Technologies	43,468	3,108,397
†Regeneron Pharmaceuticals	51	24,639
†Reinvent Technology Partners Z	22,938	261,034
ResMed	1,845	392,173
†RingCentral Class A	535	202,749
Rockwell Automation	91	22,824
†salesforce.com	22,317	4,966,202
SBA Communications	60	16,928
Schlumberger	1,217	26,567
†Seagen	2,250	394,065
Sempra Energy	90	11,467
†Sensata Technologies Holding	2,923	154,159
†ServiceNow	4,272	2,351,437
†Silk Road Medical	4,115	259,163
†Simply Good Foods	10,853	340,350
†Southwest Airlines	27,061	1,261,313
†Splunk	3,679	625,025
Stanley Black & Decker	48	8,571
Starbucks	44,138	4,721,883
Stryker	1,769	433,476
Sysco	96	7,129
Target	187	33,011
†Tesla	59	41,635
Thermo Fisher Scientific	8,191	3,815,204
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
TJX	58,834	$ 4,017,774
†T-Mobile US	3,818	514,857
Toll Brothers	12,515	544,027
†TransDigm Group	1,563	967,263
Travelers	3,469	486,944
Truist Financial	12,426	595,578
†Twilio Class A	1,844	624,194
†Uber Technologies	9,600	489,600
Union Pacific	34,744	7,234,396
United Parcel Service Class B	24,631	4,147,860
United States Steel	17,628	295,622
UnitedHealth Group	24,664	8,649,172
US Bancorp	40,646	1,893,697
†Vail Resorts	86	23,991
Valero Energy	29,281	1,656,426
Verizon Communications	6,966	409,252
†Vertex Pharmaceuticals	6,178	1,460,109
†Vertiv Holdings	181,421	3,387,130
VF	53	4,527
Visa Class A	5,263	1,151,176
Vistra	13,236	260,220
†VMware Class A	29,529	4,141,738
†Vontier	4,960	165,664
Vulcan Materials	19,468	2,887,299
Walmart	34,180	4,927,047
†Walt Disney	26,782	4,852,363
†Western Digital	8,291	459,238
Weyerhaeuser	10,594	355,217
†Workday Class A	1,520	364,207
†Wynn Resorts	7,895	890,793
Xilinx	6,975	988,846
Yum! Brands	146	15,850
†Zillow Group Class C	3,410	442,618
Zoetis	3,239	536,054
†Zoom Video Communications Class A	112	37,780
†Zscaler	3,929	784,661
		405,056,462
Total Common Stock (Cost $453,842,723)		613,197,241
ΔCONVERTIBLE PREFERRED STOCKS–0.69%
United States–0.69%
†2020 Cash Mandatory Exchangeable Trust	1,323	1,589,148
†Aptiv	5,228	806,680
†Becton Dickinson and Co	19,490	1,074,484
†Boston Scientific	3,446	377,578
=†πGrand Rounds Series C	209,114	723,535
=†πGrand Rounds Series D	128,303	441,362
=†πLookout Series F	93,593	1,088,487

LVIP BlackRock Global Allocation Fund–11

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCONVERTIBLE PREFERRED STOCKS (continued)
United States (continued)
†Wells Fargo & Co	226	$ 343,045
Total Convertible Preferred Stocks (Cost $4,830,248)		6,444,319
ΔPREFERRED STOCKS–0.18%
Brazil–0.03%
†Centrais Eletricas Brasileiras	1,546	11,094
Itau Unibanco Holding 5.07%	34,859	213,340
		224,434
Germany–0.00%
Volkswagen 2.67%	132	24,669
		24,669
United States–0.15%
•Citigroup Capital XIII 6.58% (LIBOR03M + 6.37%) 10/30/40	24,284	692,094
•GMAC Capital Trust I 6.01% (LIBOR03M + 5.79%) 2/15/40	26,675	721,559
		1,413,653
Total Preferred Stocks (Cost $1,687,558)		1,662,756
WARRANT–0.00%
Switzerland–0.00%
†Cie Financiere Richemont exp 11/23/22 exercise price CHF 67.0000	174	45
Total Warrant (Cost $0)		45

	Principal Amount°
ΔCONVERTIBLE BONDS–0.03%
India–0.00%
‡REI Agro 5.50%, excercise price $5.5000 11/13/14	599,000	5,756
		5,756
United States–0.03%
SM Energy 1.50%, excercise price $1.5000 7/1/21	233,000	219,376
		219,376
Total Convertible Bonds (Cost $223,775)		225,132
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.02%
United States–0.02%
•Fannie Mae-Aces 3.70% 9/25/30	83,000	$ 99,971
*♦Freddie Mac Multifamily Structured Pass Through Certificates 1.36% 12/25/29	307,423	29,538
Total Agency Commercial Mortgage-Backed Securities (Cost $128,866)		129,509
ΔCORPORATE BONDS–5.95%
Argentina–0.01%
YPF
8.50% 7/28/25	108,000	83,296
8.75% 4/4/24	13,000	11,473
		94,769
Australia–0.47%
μAustralia & New Zealand Banking Group 2.57% 11/25/35	254,000	258,973
FMG Resources
4.75% 5/15/22	16,000	16,460
5.13% 3/15/23	11,000	11,619
5.13% 5/15/24	16,000	17,360
=@Quintis Australia Pty (PIK Rate 12.00%, Cash Rate 12.00%) 12.00% 10/1/28	2,006,979	2,006,979
=@Quintis Australia Pty (PIK Rate 7.50%, Cash Rate 8.00%) 7.50% 10/1/26	1,993,608	1,993,608
Westpac Banking 2.96% 11/16/40	62,000	65,925
		4,370,924
Brazil–0.12%
Itau Unibanco Holding 3.25% 1/24/25	200,000	209,730
@Oi 10.00% 7/27/25	88,000	93,611
Petrobras Global Finance
5.30% 1/27/25	102,000	115,261
5.60% 1/3/31	348,000	399,956
6.00% 1/27/28	57,000	66,719
Suzano Austria GmbH 3.75% 1/15/31	95,000	100,795
Vale Overseas 3.75% 7/8/30	90,000	100,126
		1,086,198
Canada–0.10%
1011778 BC / New Red Finance
4.00% 10/15/30	167,000	169,365
4.38% 1/15/28	22,000	22,660
Brookfield Residential Properties 6.25% 9/15/27	13,000	13,829

LVIP BlackRock Global Allocation Fund–12

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Canada (continued)
First Quantum Minerals 6.88% 10/15/27		200,000	$ 217,000
GFL Environmental 5.13% 12/15/26		14,000	14,892
Hudbay Minerals 6.13% 4/1/29		36,000	38,790
Kronos Acquisition Holdings 9.00% 8/15/23		250,000	256,125
Mattamy Group
4.63% 3/1/30		179,000	189,740
5.25% 12/15/27		8,000	8,460
			930,861
Cayman Islands–0.01%
Spirit Loyalty Cayman 8.00% 9/20/25		76,000	85,120
			85,120
Chile–0.07%
Empresa Nacional del Petroleo 4.50% 9/14/47		200,000	221,879
Nacional del Cobre de Chile 4.25% 7/17/42		208,000	242,702
Sable International Finance 5.75% 9/7/27		215,000	228,706
			693,287
Colombia–0.05%
Ecopetrol 6.88% 4/29/30		208,000	268,528
Empresas Publicas de Medellin ESP 4.25% 7/18/29		200,000	214,960
			483,488
France–0.07%
Altice France 7.38% 5/1/26		200,000	210,500
μBNP Paribas 2.59% 8/12/35		439,000	448,548
			659,048
Greece–0.07%
Ellaktor Value 6.38% 12/15/24	EUR	545,000	620,858
			620,858
India–0.02%
Muthoot Finance 6.13% 10/31/22		200,000	209,500
			209,500
Indonesia–0.03%
Pertamina Persero PT 3.65% 7/30/29		213,000	236,962
			236,962
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Israel–0.01%
Leviathan Bond 5.75% 6/30/23		125,374	$ 133,523
			133,523
Kuwait–0.02%
Equate Petrochemical 4.25% 11/3/26		200,000	222,754
			222,754
Luxembourg–0.07%
Garfunkelux Holdco 3
6.75% 11/1/25	EUR	190,000	237,916
7.75% 11/1/25	GBP	323,000	453,638
			691,554
Mexico–0.05%
Petroleos Mexicanos
6.35% 2/12/48		123,000	111,499
6.50% 3/13/27		299,000	314,904
6.95% 1/28/60		33,000	30,990
7.69% 1/23/50		42,000	42,347
			499,740
Republic of Korea–0.01%
Clark Equipment 5.88% 6/1/25		40,000	42,200
			42,200
Saudi Arabia–0.07%
Saudi Arabian Oil 2.25% 11/24/30		600,000	610,655
			610,655
South Africa–0.02%
Gold Fields Orogen Holdings BVI 5.13% 5/15/24		200,000	221,250
			221,250
Spain–0.02%
Banco Santander 2.75% 5/28/25		200,000	213,462
			213,462
Switzerland–0.08%
μCredit Suisse Group 4.50% 9/3/30		276,000	277,352
UBS Group Funding Switzerland 4.13% 9/24/25		421,000	481,969
			759,321
United Arab Emirates–0.02%
DP World 6.85% 7/2/37		100,000	137,000
			137,000

LVIP BlackRock Global Allocation Fund–13

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United Kingdom–0.29%
Algeco Global Finance 6.50% 2/15/23	EUR	1,103,000	$ 1,364,270
♦British Airways 4.25% 5/15/34		61,000	64,676
μLloyds Banking Group 2.71% 12/3/35	GBP	842,000	1,206,050
μVodafone Group 7.00% 4/4/79		23,000	28,623
			2,663,619
United States–4.27%
Acadia Healthcare
5.00% 4/15/29		26,000	27,755
5.50% 7/1/28		110,000	118,145
ADT Security 4.88% 7/15/32		11,000	11,880
Affinity Gaming 6.88% 12/15/27		98,000	102,532
Air Lease 3.13% 12/1/30		180,000	187,044
AMC Networks
4.75% 8/1/25		17,000	17,556
5.00% 4/1/24		21,000	21,341
American Builders & Contractors Supply 4.00% 1/15/28		11,000	11,385
•American Express 3.50% (LIBOR03M + 3.29%) 3/15/21		348,000	338,733
AMN Healthcare 4.00% 4/15/29		32,000	32,720
Aramark Services
4.75% 6/1/26		27,000	27,795
5.00% 2/1/28		61,000	64,279
Avantor Funding 4.63% 7/15/28		137,000	144,877
B&G Foods 5.25% 9/15/27		9,000	9,569
Ball 2.88% 8/15/30		118,000	117,705
μBank of America 2.59% 4/29/31		344,000	368,627
Bausch Health
5.50% 11/1/25		29,000	30,052
5.75% 8/15/27		9,000	9,653
6.25% 2/15/29		82,000	89,072
7.00% 1/15/28		22,000	24,182
9.00% 12/15/25		46,000	50,880
Bausch Health Americas 9.25% 4/1/26		44,000	49,060
Blue Racer Midstream 7.63% 12/15/25		39,000	41,535
Boise Cascade 4.88% 7/1/30		29,000	31,393
BP Capital Markets America 1.75% 8/10/30		69,000	69,224
Buckeye Partners
4.13% 3/1/25		222,000	224,775
4.15% 7/1/23		8,000	8,220
4.35% 10/15/24		45,000	46,012
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Builders FirstSource 6.75% 6/1/27	13,000	$ 14,101
BY Crown Parent / BY Bond Finance 4.25% 1/31/26	43,000	44,075
Caesars Entertainment
6.25% 7/1/25	872,000	928,680
8.13% 7/1/27	308,000	340,963
Caesars Resort Collection 5.75% 7/1/25	132,000	139,864
Calpine
4.50% 2/15/28	37,000	38,480
5.13% 3/15/28	89,000	93,625
Carrier Global 3.58% 4/5/50	168,000	186,274
CCO Holdings 4.75% 3/1/30	90,000	97,110
Cedar Fair
5.25% 7/15/29	11,000	11,325
5.38% 4/15/27	11,000	11,248
5.50% 5/1/25	29,000	30,233
Centene
3.00% 10/15/30	366,000	387,923
4.25% 12/15/27	53,000	56,180
4.75% 1/15/25	302,000	309,921
5.38% 6/1/26	338,000	356,492
5.38% 8/15/26	16,000	16,900
CenturyLink
4.00% 2/15/27	28,000	28,910
5.13% 12/15/26	27,000	28,511
Charles River Laboratories International 5.50% 4/1/26	11,000	11,521
μCharles Schwab 4.00% 12/1/30	181,000	190,502
Charter Communications Operating 2.80% 4/1/31	571,000	603,188
Cheniere Energy 4.63% 10/15/28	202,000	212,100
Cheniere Energy Partners
4.50% 10/1/29	44,000	46,542
5.25% 10/1/25	82,000	84,152
5.63% 10/1/26	24,000	25,020
Chobani Finance 4.63% 11/15/28	38,000	38,570
Churchill Downs
4.75% 1/15/28	8,000	8,420
5.50% 4/1/27	13,000	13,764
Citigroup
•4.32% (LIBOR03M + 4.10%) 2/15/21	454,000	451,730
μ4.41% 3/31/31	249,000	301,729
Clarios Global
6.25% 5/15/26	16,000	17,160
6.75% 5/15/25	8,000	8,620
Clean Harbors 4.88% 7/15/27	11,000	11,476
CNX Resources 7.25% 3/14/27	11,000	11,770
Colfax 6.00% 2/15/24	13,000	13,472

LVIP BlackRock Global Allocation Fund–14

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
CommScope 7.13% 7/1/28	119,000	$ 126,781
Community Health Systems 8.00% 3/15/26	117,000	126,067
Continental Resources 4.38% 1/15/28	15,000	15,300
Crown Castle International 4.15% 7/1/50	364,000	441,663
CrownRock 5.63% 10/15/25	39,000	39,780
CSC Holdings
3.38% 2/15/31	200,000	196,250
4.13% 12/1/30	380,000	397,328
4.63% 12/1/30	609,000	635,644
5.50% 5/15/26	201,000	209,040
Darling Ingredients 5.25% 4/15/27	11,000	11,696
DaVita
3.75% 2/15/31	1,164,000	1,181,879
4.63% 6/1/30	554,000	587,240
DCP Midstream Operating
5.13% 5/15/29	9,000	9,982
5.38% 7/15/25	17,000	18,680
DISH DBS 7.75% 7/1/26	44,000	49,257
Elanco Animal Health
4.91% 8/27/21	11,000	11,248
5.27% 8/28/23	16,000	17,480
5.90% 8/28/28	22,000	25,960
Emergent BioSolutions 3.88% 8/15/28	15,000	15,533
Encompass Health 4.50% 2/1/28	25,000	26,125
Endeavor Energy Resources
5.50% 1/30/26	11,000	11,288
5.75% 1/30/28	47,000	50,699
6.63% 7/15/25	17,000	18,190
Energizer Holdings
4.38% 3/31/29	45,000	46,598
4.75% 6/15/28	79,000	83,147
ESH Hospitality
4.63% 10/1/27	11,000	11,275
5.25% 5/1/25	28,000	28,700
Ford Motor
9.00% 4/22/25	62,000	76,189
9.63% 4/22/30	18,000	25,403
Ford Motor Credit 4.13% 8/17/27	334,000	349,865
Forestar Group
5.00% 3/1/28	383,000	395,447
8.00% 4/15/24	119,000	125,247
Freeport-McMoRan
4.63% 8/1/30	86,000	94,385
5.00% 9/1/27	50,000	53,125
Fresh Market 9.75% 5/1/23	124,000	127,747
GCI 4.75% 10/15/28	54,000	57,594
General Electric 4.35% 5/1/50	100,000	121,407
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
General Motors Financial
2.70% 8/20/27	327,000	$ 346,659
μ5.70% 9/30/30	73,000	80,482
Genesis Energy 8.00% 1/15/27	45,000	44,775
Global Payments 2.90% 5/15/30	208,000	226,162
GLP Capital 4.00% 1/15/31	164,000	178,960
•Goldman Sachs Group 4.13% (LIBOR03M + 3.92%) 2/1/21	529,000	527,931
GPC Merger Sub 7.13% 8/15/28	23,000	25,415
Gray Television 7.00% 5/15/27	30,000	32,850
Great Western Finance 9.00% 9/30/21	134,000	77,720
Hanesbrands 4.63% 5/15/24	19,000	19,903
Harsco 5.75% 7/31/27	8,000	8,460
HCA 3.50% 9/1/30	719,000	763,593
Herc Holdings 5.50% 7/15/27	19,000	20,140
Hess 4.30% 4/1/27	168,000	185,150
Hilton Domestic Operating
4.00% 5/1/31	56,000	59,086
4.88% 1/15/30	29,000	31,683
5.13% 5/1/26	32,000	33,040
Hilton Worldwide Finance 4.88% 4/1/27	13,000	13,760
Hologic 3.25% 2/15/29	321,000	326,617
Howard Hughes
5.38% 3/15/25	107,000	110,344
5.38% 8/1/28	273,000	293,611
Hughes Satellite Systems 7.63% 6/15/21	98,000	100,450
iHeartCommunications
4.75% 1/15/28	90,000	92,700
5.25% 8/15/27	100,000	104,750
6.38% 5/1/26	639,334	684,087
8.38% 5/1/27	186,873	199,461
Iron Mountain
4.50% 2/15/31	388,000	406,430
4.88% 9/15/27	31,000	32,395
5.25% 3/15/28	26,000	27,438
5.25% 7/15/30	422,000	455,760
Jagged Peak Energy 5.88% 5/1/26	14,000	14,490
Jaguar Holding / PPD Development 5.00% 6/15/28	38,000	40,565
JBS USA Finance
5.75% 6/15/25	72,000	74,340
6.50% 4/15/29	33,000	38,415
6.75% 2/15/28	21,000	23,594
Joseph T Ryerson & Son 8.50% 8/1/28	51,000	57,757
Kaiser Aluminum 4.63% 3/1/28	7,000	7,263

LVIP BlackRock Global Allocation Fund–15

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Kraft Heinz Foods 5.00% 7/15/35	27,000	$ 32,708
L Brands
5.25% 2/1/28	33,000	34,402
6.63% 10/1/30	34,000	37,825
Lamar Media
4.00% 2/15/30	13,000	13,488
4.88% 1/15/29	37,000	39,312
5.75% 2/1/26	14,000	14,438
Lamb Weston Holdings
4.63% 11/1/24	18,000	18,765
4.88% 11/1/26	18,000	18,815
4.88% 5/15/28	8,000	8,930
Lennar
4.13% 1/15/22	13,000	13,309
4.50% 4/30/24	14,000	15,470
Level 3 Financing
3.63% 1/15/29	378,000	377,055
4.25% 7/1/28	655,000	673,012
5.25% 3/15/26	17,000	17,566
Marriott Ownership Resorts
6.13% 9/15/25	287,000	305,655
6.50% 9/15/26	17,000	17,765
Masonite International 5.38% 2/1/28	17,000	18,254
MasTec 4.50% 8/15/28	9,000	9,450
Mauser Packaging Solutions Holding 7.25% 4/15/25	84,000	84,840
McDonald's 4.45% 9/1/48	222,000	290,125
Meritor
4.50% 12/15/28	3,000	3,075
6.25% 6/1/25	109,000	117,720
MGM Growth Properties Operating Partnership
3.88% 2/15/29	125,000	127,812
4.63% 6/15/25	61,000	65,331
5.63% 5/1/24	24,000	26,068
5.75% 2/1/27	17,000	19,072
MGM Resorts International
5.50% 4/15/27	28,000	31,206
6.75% 5/1/25	21,000	22,730
Michaels Stores 8.00% 7/15/27	146,000	156,950
Molina Healthcare
3.88% 11/15/30	48,000	51,480
5.38% 11/15/22	15,000	15,881
•Morgan Stanley 3.85% (LIBOR03M + 3.61%) 4/15/21	382,000	379,250
MPT Operating Partnership
4.63% 8/1/29	33,000	35,475
5.00% 10/15/27	30,000	31,913
Nationstar Mortgage Holdings
5.13% 12/15/30	44,000	45,990
5.50% 8/15/28	79,000	83,147
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
NBCUniversal Enterprise 5.25% 12/31/49	413,000	$ 421,260
Netflix 5.50% 2/15/22	15,000	15,694
New Albertsons
3.50% 2/15/23	17,000	17,425
3.50% 3/15/29	467,000	471,670
5.75% 3/15/25	62,000	63,860
7.50% 3/15/26	14,000	15,667
New Home 7.25% 10/15/25	99,000	101,672
Newell Brands 4.35% 4/1/23	30,000	31,467
Nexstar Broadcasting
4.75% 11/1/28	121,000	126,596
5.63% 7/15/27	43,000	46,064
NRG Energy
2.00% 12/2/25	46,000	47,677
5.25% 6/15/29	36,000	39,600
5.75% 1/15/28	18,000	19,665
6.63% 1/15/27	27,000	28,513
7.25% 5/15/26	22,000	23,210
NuStar Logistics 5.75% 10/1/25	318,000	338,670
ONEOK Partners 4.90% 3/15/25	354,000	402,561
Oracle 3.60% 4/1/40	700,000	819,102
Outfront Media Capital
4.63% 3/15/30	7,000	7,155
5.00% 8/15/27	20,000	20,350
6.25% 6/15/25	35,000	36,925
Park Intermediate Holdings
5.88% 10/1/28	47,000	50,055
7.50% 6/1/25	8,000	8,640
Parsley Energy
5.25% 8/15/25	236,000	245,794
5.38% 1/15/25	112,000	115,181
5.63% 10/15/27	15,000	16,418
PBF Holding 9.25% 5/15/25	262,000	256,943
PennyMac Financial Services 5.38% 10/15/25	8,000	8,460
PetSmart 5.88% 6/1/25	21,000	21,578
PG&E
5.00% 7/1/28	238,000	253,470
5.25% 7/1/30	41,000	45,100
Picasso Finance Sub 6.13% 6/15/25	50,000	53,500
Pilgrim's Pride 5.88% 9/30/27	19,000	20,608
Pioneer Natural Resources 1.90% 8/15/30	270,000	267,303
Post Holdings 4.63% 4/15/30	99,000	104,144
Prime Security Services Borrower
3.38% 8/31/27	67,000	66,497
6.25% 1/15/28	30,000	32,208
μPrudential Financial
5.63% 6/15/43	189,000	202,666
5.88% 9/15/42	285,000	305,822

LVIP BlackRock Global Allocation Fund–16

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Quicken Loans
3.63% 3/1/29	616,000	$ 628,320
3.88% 3/1/31	531,000	550,912
5.25% 1/15/28	104,000	111,020
Radiate Holdco 4.50% 9/15/26	108,000	111,375
Reynolds Group Issue 4.00% 10/15/27	29,000	29,725
Reynolds Group Issuer 5.13% 7/15/23	2,000	2,025
Rockies Express Pipeline 4.95% 7/15/29	8,000	8,321
Scientific Games International 5.00% 10/15/25	19,000	19,606
SeaWorld Parks & Entertainment 9.50% 8/1/25	37,000	40,168
Select Medical 6.25% 8/15/26	751,000	808,767
Service Properties Trust
4.35% 10/1/24	12,000	11,850
4.50% 6/15/23	312,000	313,560
5.00% 8/15/22	457,000	464,997
7.50% 9/15/25	55,000	63,366
Shea Homes 4.75% 4/1/29	168,000	172,620
Shift4 Payments 4.63% 11/1/26	25,000	26,000
Simmons Foods 5.75% 11/1/24	8,000	8,170
Sirius XM Radio
3.88% 8/1/22	21,000	21,315
4.13% 7/1/30	372,000	395,947
4.63% 7/15/24	30,000	31,088
5.00% 8/1/27	33,000	35,063
5.38% 7/15/26	22,000	22,935
5.50% 7/1/29	27,000	29,708
Six Flags Entertainment 4.88% 7/31/24	21,000	21,061
Six Flags Theme Parks 7.00% 7/1/25	11,000	11,880
SM Energy 10.00% 1/15/25	218,000	234,350
Specialty Building Products Holdings 6.38% 9/30/26	9,000	9,538
Standard Industries
3.38% 1/15/31	37,000	37,185
4.38% 7/15/30	95,000	101,624
5.00% 2/15/27	9,000	9,405
Steel Dynamics 3.25% 1/15/31	25,000	27,940
Stericycle 3.88% 1/15/29	24,000	24,660
Summit Materials 5.25% 1/15/29	43,000	45,150
Sunoco
4.50% 5/15/29	46,000	47,840
4.88% 1/15/23	21,000	21,265
5.50% 2/15/26	17,000	17,425
6.00% 4/15/27	13,000	13,819
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Talen Energy Supply 7.63% 6/1/28	293,000	$ 315,707
Targa Resources Partners
5.13% 2/1/25	11,000	11,275
5.38% 2/1/27	11,000	11,554
5.88% 4/15/26	22,000	23,325
6.50% 7/15/27	18,000	19,530
6.88% 1/15/29	18,000	20,273
Taylor Morrison Communities 5.88% 6/15/27	6,000	6,800
TEGNA
4.63% 3/15/28	15,000	15,338
4.75% 3/15/26	76,000	81,153
Teleflex 4.63% 11/15/27	11,000	11,822
Tempur Sealy International 5.50% 6/15/26	13,000	13,529
Tenet Healthcare
4.63% 7/15/24	89,000	91,227
4.63% 9/1/24	13,000	13,423
4.63% 6/15/28	47,000	49,232
4.88% 1/1/26	44,000	46,029
5.13% 5/1/25	30,000	30,585
6.25% 2/1/27	33,000	34,980
Terex 5.63% 2/1/25	20,000	20,603
T-Mobile USA
2.25% 11/15/31	154,000	158,056
2.55% 2/15/31	195,000	204,764
3.88% 4/15/30	233,000	269,816
TransDigm
6.25% 3/15/26	1,481,000	1,577,265
6.38% 6/15/26	28,000	28,980
TreeHouse Foods 4.00% 9/1/28	8,000	8,275
Uber Technologies 6.25% 1/15/28	47,000	51,112
Under Armour 3.25% 6/15/26	9,000	9,056
♦United Airlines Pass Through Trust 5.88% 4/15/29	802,000	866,354
United Rentals North America
3.88% 2/15/31	155,000	162,603
4.88% 1/15/28	35,000	37,275
5.50% 5/15/27	22,000	23,568
5.88% 9/15/26	22,000	23,291
United Shore Financial Services 5.50% 11/15/25	766,000	808,130
US Concrete
5.13% 3/1/29	109,000	112,270
6.38% 6/1/24	4,000	4,100
US Foods 6.25% 4/15/25	15,000	16,031
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 2/1/21	153,000	150,322
Vail Resorts 6.25% 5/15/25	9,000	9,608
Valvoline 4.25% 2/15/30	9,000	9,540
ViaSat 5.63% 4/15/27	9,000	9,450

LVIP BlackRock Global Allocation Fund–17

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
VICI Properties
3.50% 2/15/25		146,000	$ 149,325
3.75% 2/15/27		140,000	143,150
4.13% 8/15/30		140,000	147,788
Vistra Operations
5.00% 7/31/27		28,000	29,680
5.50% 9/1/26		22,000	22,928
5.63% 2/15/27		468,000	497,784
Weekley Homes 4.88% 9/15/28		116,000	121,220
William Carter 5.63% 3/15/27		11,000	11,578
Williams Scotsman International 4.63% 8/15/28		28,000	28,980
WMG Acquisition 3.88% 7/15/30		8,000	8,502
WPX Energy
4.50% 1/15/30		23,000	24,380
5.25% 10/15/27		15,000	15,894
5.75% 6/1/26		11,000	11,564
Wyndham Destinations 6.63% 7/31/26		170,000	194,650
Wyndham Hotels & Resorts
4.38% 8/15/28		63,000	65,460
5.38% 4/15/26		11,000	11,385
Wynn Las Vegas 5.25% 5/15/27		26,000	26,800
Wynn Resorts Finance
5.13% 10/1/29		21,000	21,998
7.75% 4/15/25		17,000	18,424
Xerox Holdings 5.00% 8/15/25		163,000	173,476
XHR 6.38% 8/15/25		308,000	324,940
XPO Logistics
6.13% 9/1/23		11,000	11,193
6.25% 5/1/25		89,000	95,776
6.75% 8/15/24		23,000	24,438
Yum! Brands
3.63% 3/15/31		203,000	205,198
4.75% 1/15/30		24,000	26,316
Zayo Group Holdings 4.00% 3/1/27		23,000	23,058
			39,777,637
Total Corporate Bonds (Cost $53,293,598)			55,443,730
ΔLOAN AGREEMENTS–1.13%
Canada–0.12%
•Knowlton Development Corporation 5.00% (EURIBOR03M + 5.00%) 3/31/21	EUR	908,332	1,108,511
			1,108,511
		Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
France–0.25%
•Babilou Group 5.00% (EURIBOR03M + 5.00%) 2/17/21	EUR	1,018,000	$ 1,237,807
•Casino Guichard-Perrachon 5.50% (EURIBOR03M + 5.50%) 2/22/21	EUR	917,000	1,113,599
			2,351,406
Netherlands–0.36%
•Boels Top Holding 4.00% (EURIBOR03M + 4.00%) 2/12/21	EUR	1,210,000	1,476,718
•Ziggo 3.00% (EURIBOR06M + 3.00%) 2/15/21	EUR	1,558,766	1,897,126
			3,373,844
United States–0.40%
•Aimbridge Acquisition 6.75% (LIBOR03M + 6.00%) 1/4/21		357,105	355,319
•Airbnb 8.50% (LIBOR01M + 7.50%) 2/26/21		293,525	317,374
•Cablevision Lightpath 3.75% (LIBOR03M + 3.25%) 1/15/21		92,000	91,741
•Caesars Resort Collection 4.65% (LIBOR01M + 4.50%) 1/29/21		168,577	168,630
•Douglas Dynamics Holdings 4.75% (LIBOR01M + 3.75%) 1/29/21		52,980	53,245
•Herschend Entertainment Company 6.75% (LIBOR03M + 5.75%) 3/31/21		428,925	431,070
•Hilton Worldwide Finance Tranche B2 1.90% (LIBOR01M + 1.75%) 1/25/21		752,715	743,073
•IRB Holding Corp 4.25% (LIBOR03M + 3.25%) 3/15/21		325,000	325,101
•LBM Acquisition
5.25% (LIBOR01M + 4.50%) 12/9/27		25,326	25,299
5.25% (LIBOR01M + 4.50%) 12/17/27		113,966	113,848
•Pacific Gas & Electric Company 5.50% (LIBOR01M + 4.50%) 1/29/21		232,830	235,217
•Pike Corporation 4.12% (LIBOR01M + 3.97%) 1/29/21		122,875	122,392
•Shearer's Foods 4.75% (LIBOR03M + 4.00%) 6/30/21		74,813	74,789

LVIP BlackRock Global Allocation Fund–18

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
United States (continued)
•White Cap Buyer 4.50% (LIBOR06M + 4.00%) 4/19/21	638,000	$ 637,202
		3,694,300
Total Loan Agreements (Cost $9,804,425)		10,528,061
ΔMUNICIPAL BOND–0.07%
Puerto Rico–0.07%
Puerto Rico Sales Tax FinancingSales Tax Revenue (RESTRUCTURED-SER A-1) 5.00% 7/1/58	605,000	674,212
Total Municipal Bond (Cost $637,893)		674,212
NON-AGENCY ASSET-BACKED SECURITIES–0.24%
United States–0.24%
Mariner Finance Issuance Trust 2.19% 8/21/34	220,000	223,354
Navient Private Education Refi Loan Trust 3.42% 1/15/43	81,851	85,597
•SLM Private Credit Student Loan Trust
0.46% (LIBOR03M + 0.24%) 12/16/41	258,325	250,698
0.51% (LIBOR03M + 0.29%) 6/15/39	244,804	235,281
0.55% (LIBOR03M + 0.33%) 6/15/39	160,200	153,256
•SLM Private Education Loan Trust 4.91% (LIBOR01M + 4.75%) 10/15/41	621,000	677,045
SMB Private Education Loan Trust
2.76% 7/15/53	140,000	140,046
3.44% 7/15/36	254,561	269,406
Sofi Professional Loan Program
3.34% 8/25/47	88,590	91,179
3.69% 6/15/48	137,000	142,788
Total Non-Agency Asset-Backed Securities (Cost $2,195,019)		2,268,650
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.66%
United States–0.66%
•1211 Avenue of the Americas Trust 4.14% 8/10/35	170,000	174,445
•AOA Mortgage Trust 3.01% 12/13/29	112,496	111,441
Bank
3.54% 11/15/54	84,029	95,867
•3.93% 11/15/50	59,811	66,461
•Bayview Commercial Asset Trust
0.49% (LIBOR01M + 0.34%) 10/25/36	23,157	21,321
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•Bayview Commercial Asset Trust (continued)
1.20% (LIBOR01M + 1.05%) 11/25/35	17,135	$ 15,772
•BBCMS Mortgage Trust 1.28% (LIBOR01M + 1.12%) 3/15/37	188,000	181,479
BWAY Mortgage Trust 3.63% 3/10/33	200,861	210,274
•BX Commercial Mortgage Trust
2.21% (LIBOR01M + 2.05%) 11/15/35	169,706	168,907
2.46% (LIBOR01M + 2.30%) 10/15/36	355,987	350,767
2.63% (LIBOR01M + 2.47%) 3/15/37	294,390	293,138
2.81% (LIBOR01M + 2.65%) 10/15/36	387,047	380,452
3.41% (LIBOR01M + 3.25%) 10/15/37	100,000	99,504
•BX Trust
4.08% 12/9/41	317,000	330,739
4.08% 12/9/41	445,000	444,098
•CD Mortgage Trust 3.91% 11/13/50	33,602	36,484
•CGDBB Commercial Mortgage Trust 2.31% (LIBOR01M + 2.15%) 7/15/32	128,340	128,029
Citigroup Commercial Mortgage Trust
3.86% 7/10/47	214,035	229,409
4.41% 11/10/51	77,100	92,751
•5.09% 3/10/47	44,179	46,303
COMM Mortgage Trust 3.53% 12/10/47	155,408	168,165
•CORE Mortgage Trust 2.51% (LIBOR01M + 2.35%) 12/15/31	77,000	72,991
CSAIL Commercial Mortgage Trust 2.56% 3/15/53	455,585	491,991
CSMC 2.26% 8/15/37	146,000	151,247
•DBWF Mortgage Trust 1.90% (LIBOR01M + 1.75%) 12/19/30	100,000	96,378
GRACE Mortgage Trust 3.52% 6/10/28	150,000	151,129
GS Mortgage Securities Trust 2.73% 5/12/53	170,624	179,124
JP Morgan Chase Commercial Mortgage Securities Trust
4.03% 3/10/52	167,000	198,256
5.35% 7/5/33	83,505	83,191
Morgan Stanley Bank of America Merrill Lynch Trust
3.72% 12/15/49	131,000	150,037
•4.34% 5/15/48	24,948	25,526

LVIP BlackRock Global Allocation Fund–19

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Capital I Trust 2.70% 2/15/53		110,000	$ 119,674
UBS Commercial Mortgage Trust 2.92% 10/15/52		45,785	50,217
•UBS-Barclays Commercial Mortgage Trust 5.03% 8/10/49		65,107	66,255
•Vno Mortgage Trust 3.90% 1/10/35		100,000	99,937
Wells Fargo Commercial Mortgage Trust
*•1.89% 7/15/53		1,180,000	171,049
•3.75% 6/15/36		100,000	110,338
•3.87% 5/15/48		130,000	142,773
•3.90% 7/15/50		48,308	50,052
•4.19% 11/15/50		115,506	124,786
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $6,049,753)			6,180,757
ΔSOVEREIGN BONDS–8.42%
Argentina–0.16%
Argentine Republic Government International Bond
φ0.13% 7/9/30		1,429,149	578,805
φ0.13% 7/9/35		1,713,837	625,551
φ0.13% 1/9/38		572,678	234,082
1.00% 7/9/29		146,136	63,204
			1,501,642
Australia–0.67%
Australia Government Bonds 3.00% 3/21/47	AUD	6,600,000	6,266,742
			6,266,742
Bahrain–0.05%
Bahrain Government International Bond 6.75% 9/20/29		400,000	459,005
			459,005
Brazil–0.23%
Brazil Notas do Tesouro Nacional 10.00% 1/1/27	BRL	7,963,000	1,741,859
Brazilian Government International Bond
3.88% 6/12/30		200,000	211,000
4.63% 1/13/28		200,000	224,002
			2,176,861
China–2.57%
China Government Bond
2.68% 5/21/30	CNY	82,310,000	12,074,013
3.29% 5/23/29	CNY	77,340,000	11,875,059
			23,949,072
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Colombia–0.09%
Colombia Government International Bond
4.50% 1/28/26		200,000	$ 226,500
4.50% 3/15/29		200,000	231,250
8.13% 5/21/24		103,000	126,175
Republic Of Colombia 4.13% 5/15/51		200,000	222,500
			806,425
Dominican Republic–0.04%
Dominican Republic International Bond
4.50% 1/30/30		150,000	162,937
5.95% 1/25/27		184,000	215,970
			378,907
Egypt–0.09%
Egypt Government International Bond
5.75% 5/29/24		200,000	213,942
5.88% 6/11/25		327,000	354,673
7.60% 3/1/29		200,000	229,604
			798,219
Germany–0.12%
Bundesrepublik Deutschland Bundesanleihe 0.01% 8/15/50	EUR	907,004	1,162,548
			1,162,548
Greece–0.24%
Hellenic Republic Government Bond 2.00% 4/22/27	EUR	1,631,000	2,199,342
			2,199,342
Indonesia–0.04%
Indonesia Government International Bond 4.10% 4/24/28		346,000	401,917
			401,917
Italy–1.96%
Italy Buoni Poliennali Del Tesoro
0.95% 8/1/30	EUR	4,541,000	5,797,994
1.35% 4/1/30	EUR	5,439,000	7,190,186
3.85% 9/1/49	EUR	2,738,000	5,282,833
			18,271,013
Japan–0.82%
Japan Government Thirty Year Bond 0.40% 9/20/49	JPY	837,900,000	7,634,867
			7,634,867
Mexico–0.08%
Mexico Government International Bond
2.66% 5/24/31		265,000	271,241
3.75% 1/11/28		200,000	224,712

LVIP BlackRock Global Allocation Fund–20

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
4.75% 4/27/32		208,000	$ 250,328
			746,281
Panama–0.04%
Panama Government International Bond
4.50% 4/16/50		200,000	256,500
6.70% 1/26/36		81,000	120,285
			376,785
Qatar–0.05%
Qatar Government International Bond
4.00% 3/14/29		200,000	237,000
4.40% 4/16/50		200,000	260,550
			497,550
Romania–0.01%
Romanian Government International Bond 6.13% 1/22/44		84,000	118,474
			118,474
Russia–0.03%
Russian Foreign Bond 5.25% 6/23/47		200,000	276,750
			276,750
Saudi Arabia–0.03%
Saudi Government International Bond 4.50% 4/17/30		200,000	241,438
			241,438
Spain–1.02%
Spain Government Bond
0.60% 10/31/29	EUR	4,802,000	6,210,555
1.00% 10/31/50	EUR	1,148,000	1,449,857
1.25% 10/31/30	EUR	655,000	894,039
2.70% 10/31/48	EUR	510,000	915,211
			9,469,662
Ukraine–0.05%
Ukraine Government International Bond
7.25% 3/15/33		200,000	217,988
7.75% 9/1/23		121,000	132,964
7.75% 9/1/25		103,000	115,358
			466,310
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Uruguay–0.03%
Uruguay Government International Bond 5.10% 6/18/50	179,755	$ 251,657
		251,657
Total Sovereign Bonds (Cost $72,307,395)		78,451,467
U.S. TREASURY OBLIGATIONS–4.21%
U.S. Treasury Bonds
1.13% 5/15/40	1,302,700	1,234,715
×1.13% 8/15/40	4,536,100	4,287,323
1.63% 11/15/50	766,200	761,651
×2.38% 11/15/49	5,297,400	6,210,167
U.S. Treasury Inflation Indexed Bonds
0.13% 10/15/24	10,195,585	10,929,926
0.13% 1/15/30	2,526,988	2,817,857
U.S. Treasury Notes
0.13% 4/15/25	27	29
×1.75% 11/15/29	7,026,700	7,589,660
2.00% 11/15/21	5,300,000	5,386,539
Total U.S. Treasury Obligations (Cost $37,097,086)		39,217,867

	Number of Shares
EXCHANGE-TRADED FUNDS–5.94%
Consumer Discretionary Select Sector SPDR® Fund	6,693	1,076,100
Financial Select Sector SPDR® Fund	29,157	859,548
Health Care Select Sector SPDR® Fund	11,800	1,338,592
Industrial Select Sector SPDR® Fund	20,893	1,850,075
iShares China Large-Cap ETF	26,908	1,249,338
iShares iBoxx $ High Yield Corporate Bond ETF	130,123	11,359,738
iShares iBoxx $ Investment Grade Corporate Bond ETF	38,628	5,335,686
iShares Latin America 40 ETF	21,900	642,765
iShares MSCI Brazil ETF	13,069	484,468
iShares MSCI Emerging Markets ETF	3,134	161,934
iShares Nasdaq Biotechnology ETF	1,172	177,546
iShares Russell 2000 ETF	60,733	11,907,312
iShares S&P 500 Value ETF	8,834	1,130,929
KraneShares Bosera MSCI China A ETF	6,295	288,878
KraneShares CSI China Internet ETF	4,683	359,608

LVIP BlackRock Global Allocation Fund–21

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDS (continued)
SPDR® Bloomberg Barclays High Yield Bond ETF	46,998	$ 5,119,962
SPDR® EURO STOXX 50 ETF	4,100	171,052
†SPDR® Gold Shares	61,822	11,026,572
SPDR® S&P Oil & Gas Exploration & Production ETF	7,843	458,815
VanEck Vectors Semiconductor ETF	1,528	333,746
Total Exchange-Traded Funds (Cost $49,647,630)		55,332,664
MONEY MARKET FUND–0.36%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	3,367,368	3,367,368
Total Money Market Fund (Cost $3,367,368)		3,367,368

	Principal Amount°
SHORT-TERM INVESTMENTS–5.37%
U.S. TREASURY OBLIGATIONS–5.37%
≠U.S. Treasury Bills
0.01% 1/26/21	6,000,000	5,999,696
0.01% 1/28/21	20,000,000	19,998,875
0.01% 2/9/21	12,000,000	11,999,018
0.08% 1/7/21	12,000,000	11,999,850
		49,997,439
Total Short-Term Investments (Cost $49,997,439)		49,997,439

	Number of Contracts
OPTIONS PURCHASED–0.91%
Over-The-Counter–0.24%
Call Options –0.14%
Adidas Strike price EUR310, expiration date 3/19/21, notional amount EUR734,390 BCLY	2,369	32,777
EUR vs NOK Strike price EUR11.75, expiration date 1/15/21, notional amount EUR1,552,528 GSI	132,130	0
EUR vs USD Strike price EUR1.215, expiration date 1/27/21, notional amount EUR5,087,205 BNP	4,187,000	55,243
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Call Options (continued)
EURO STOXX 50 Strike price EUR3,400, expiration date 12/17/21, notional amount EUR1,757,800 CSI	517	$ 190,096
Givaudan Strike price CHF3,680, expiration date 2/19/21, notional amount CHF239,200 UBS	65	9,665
iShares Russell 2000 Value ETF Strike price $125.657, expiration date 3/19/21, notional amount $471,465 GSI	3,752	41,281
Lvmh Moet Hennessy Louis Vuitton Strike price EUR510, expiration date 3/19/21, notional amount EUR401,880 BCLY	788	22,622
SPDR® Gold Shares Strike price $178, expiration date 2/19/21, notional amount $472,946 MSC	2,657	13,264
SPDR® Gold Shares Strike price $180, expiration date 1/15/21, notional amount $1,158,660 SOC	6,437	11,473
SPDR® Gold Shares Strike price $180, expiration date 3/19/21, notional amount $1,150,020 SOC	6,389	35,311
SPDR® Gold Shares Strike price $181, expiration date 4/16/21, notional amount $1,010,704 JPMC	5,584	35,255
SPDR® S&P 500 ETF Trust Strike price $360, expiration date 6/18/21, notional amount $8,280,000 MSC	23,000	659,389
Starbucks Strike price $107.5, expiration date 3/19/21, notional amount $509,228 CITI	4,737	23,359
†Tempur Sealy International Strike price JPY1,775, expiration date 2/12/21, notional amount JPY76,081,825 GSI	42,863	24,198
Union Pacific Strike price $195, expiration date 2/19/21, notional amount $783,315 GSI	4,017	70,768
USD vs JPY Strike price JPY100, expiration date 2/18/21, notional amount JPY19,200,000 HSBC	192,000	36,077

LVIP BlackRock Global Allocation Fund–22

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Call Options (continued)
USD vs NOK Strike price NOK8.1, expiration date 2/18/21, notional amount NOK751,615 CITI	92,792	$ 17,009
Vanguard Small-Cap Value ETF Strike price $137.05, expiration date 3/19/21, notional amount $473,919 MSC	3,458	35,674
WisdomTree Japan Hedged Equity Fund Strike price $50, expiration date 2/19/21, notional amount $414,850 GSI	8,297	39,709
		1,353,170
Call Swaptions–0.02%
30 yr Constant Maturity Swap Receive 1.00%, expiration date 6/4/21, notional amount $4,044,230 JPMC	4,044,230	52,220
30 yr Constant Maturity Swap Receive 1.00%, expiration date 6/11/21, notional amount $1,318,771 BNP	1,318,771	17,822
30 yr Constant Maturity Swap Receive 1.13%, expiration date 2/9/21, notional amount $6,888,781 CITI	5,299,062	64,098
30 yr Constant Maturity Swap Receive 1.16%, expiration date 1/19/21, notional amount $10,185,494 MSC	8,780,598	9,835
30 yr Constant Maturity Swap Receive 1.27%, expiration date 2/18/51, notional amount $7,402,612 GSI	5,828,828	70,309
		214,284
Put Swaptions–0.07%
30 yr Constant Maturity Swap Pay 0.89%, expiration date 2/8/21, notional amount $2,024,601 CITI	2,281,240	307,154
30 yr Constant Maturity Swap Receive 1.48%, expiration date 1/26/21, notional amount $5,582,840 CITI	3,772,189	40,554
5 yr Constant Maturity Swap Receive 0.06%, expiration date 4/6/21, notional amount $7,266,056 BOA	12,110,094	19,618
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Put Swaptions (continued)
5 yr Constant Maturity Swap Receive 0.06%, expiration date 4/6/21, notional amount $10,380,080 BOA	17,300,134	$ 28,026
5 yr Constant Maturity Swap Receive 0.62%, expiration date 4/6/21, notional amount $7,508,258 BOA	12,110,094	17,277
5 yr Constant Maturity Swap Receive 0.63%, expiration date 5/24/21, notional amount $17,477,460 MSC	27,742,000	67,997
5 yr Constant Maturity Swap Receive 0.64%, expiration date 5/25/21, notional amount $17,919,046 DB	27,998,510	65,949
5 yr Constant Maturity Swap Receive 0.64%, expiration date 5/25/21, notional amount $17,919,046 NSI	27,998,510	65,950
		612,525
Put Options–0.01%
EUR vs NOK Strike price EUR1.195, expiration date 1/20/21, notional amount EUR203,462 BOA	170,261	16,619
USD vs JPY Strike price JPY101, expiration date 2/3/21, notional amount JPY1,108,674,273 BOA	10,976,973	20,856
USD vs JPY Strike price JPY104, expiration date 1/21/21, notional amount JPY690,456,000 MSC	6,639,000	68,382
		105,857
Centrally Cleared–0.67%
Call Options –0.60%
Alibaba Group Holding Strike price $210, expiration date 2/19/21, notional amount $1,344,000	64	179,200
Alibaba Group Holding Strike price $240, expiration date 3/19/21, notional amount $1,536,000	64	89,920
Alibaba Group Holding Strike price $305, expiration date 1/15/21, notional amount $1,250,500	41	451
Alphabet Strike price $1,920, expiration date 2/19/21, notional amount $2,112,000	11	25,520

LVIP BlackRock Global Allocation Fund–23

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Amazon.com Strike price $2,350, expiration date 1/15/21, notional amount $235,000	1	$ 90,832
Amazon.com Strike price $3,300, expiration date 1/15/21, notional amount $990,000	3	15,960
Apple Strike price $125, expiration date 1/15/21, notional amount $1,800,000	144	126,720
Autodesk Strike price $260, expiration date 1/15/21, notional amount $962,000	37	170,200
Bank of America Strike price $25, expiration date 3/19/21, notional amount $460,000	184	102,120
Bank of America Strike price $27, expiration date 1/15/21, notional amount $418,500	155	52,080
Capri Holdings Strike price $45, expiration date 2/19/21, notional amount $756,000	168	50,400
Comcast Strike price $45, expiration date 1/15/21, notional amount $913,500	203	149,611
ConocoPhillips Strike price $44, expiration date 1/15/21, notional amount $453,200	103	3,605
DAX Index Strike price EUR13,800, expiration date 1/15/21, notional amount EUR4,347,000	63	81,967
DAX Index Strike price EUR14,000, expiration date 2/19/21, notional amount EUR1,330,000	19	35,281
DR Horton Strike price $80, expiration date 1/15/21, notional amount $1,968,000	246	2,706
Exxon Mobil Strike price $45, expiration date 1/15/21, notional amount $1,219,500	271	5,420
Exxon Mobil Strike price $45, expiration date 2/19/21, notional amount $1,345,500	299	30,797
Global Payments Strike price $190, expiration date 2/19/21, notional amount $969,000	51	136,680
Global Payments Strike price $210, expiration date 2/19/21, notional amount $1,029,000	49	59,290
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Home Depot Strike price $300, expiration date 1/15/21, notional amount $2,100,000	70	$ 350
Industrial Select Sector SPDR® Fund Strike price $92, expiration date 1/15/21, notional amount $1,251,200	136	4,216
iShares MSCI Brazil ETF Strike price $40, expiration date 3/19/21, notional amount $1,684,000	421	56,835
iShares MSCI Emerging Markets ETF Strike price $51, expiration date 1/15/21, notional amount $1,366,800	268	31,624
iShares MSCI Emerging Markets ETF Strike price $51, expiration date 2/19/21, notional amount $708,900	139	27,105
Lowe's Companies Strike price $170, expiration date 3/19/21, notional amount $680,000	40	20,200
Marathon Oil Strike price $5, expiration date 1/15/21, notional amount $54,000	108	18,684
Mastercard Strike price $315, expiration date 1/15/21, notional amount $850,500	27	112,833
Mastercard Strike price $335, expiration date 1/15/21, notional amount $2,479,000	74	174,270
Merck & Co Strike price $85, expiration date 1/15/21, notional amount $918,000	108	5,508
Micron Technology Strike price $77.5, expiration date 1/15/21, notional amount $1,658,500	214	53,072
Microsoft Strike price $215, expiration date 2/19/21, notional amount $903,000	42	57,960
Morgan Stanley Strike price $55, expiration date 1/15/21, notional amount $935,000	170	232,900
PayPal Holdings Strike price $250, expiration date 3/19/21, notional amount $1,100,000	44	44,000
PPG Industries Strike price $125, expiration date 1/15/21, notional amount $937,500	75	145,875

LVIP BlackRock Global Allocation Fund–24

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Raytheon Technologies Strike price $65, expiration date 1/15/21, notional amount $903,500	139	$ 94,937
Raytheon Technologies Strike price $65, expiration date 2/19/21, notional amount $903,500	139	107,030
SPDR® S&P 500 ETF Trust Strike price $360, expiration date 12/17/21, notional amount $1,764,000	49	180,908
SPDR® S&P 500 ETF Trust Strike price $370, expiration date 1/15/21, notional amount $24,642,000	666	530,136
SPDR® S&P 500 ETF Trust Strike price $373, expiration date 1/15/21, notional amount $7,087,000	190	110,580
SPDR® S&P 500 ETF Trust Strike price $375, expiration date 1/15/21, notional amount $17,062,500	455	209,300
SPDR® S&P 500 ETF Trust Strike price $380, expiration date 2/19/21, notional amount $52,136,000	1,372	941,192
SPDR® S&P 500 ETF Trust Strike price $382, expiration date 2/19/21, notional amount $11,689,200	306	180,540
SPDR® S&P Oil & Gas Exploration & Production ETF Strike price $62, expiration date 1/15/21, notional amount $824,600	133	13,832
Union Pacific Strike price $200, expiration date 1/15/21, notional amount $920,000	46	47,380
United Parcel Service Strike price $180, expiration date 1/15/21, notional amount $468,000	26	1,248
VanEck Vectors Semiconductor ETF Strike price $185, expiration date 1/15/21, notional amount $499,500	27	90,248
VanEck Vectors Semiconductor ETF Strike price $205, expiration date 1/15/21, notional amount $2,255,000	110	154,000
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
VanEck Vectors Semiconductor ETF Strike price $225, expiration date 1/15/21, notional amount $1,125,000	50	$ 8,950
Volvo Strike price SEK210, expiration date 2/19/21, notional amount SEK2,394,000	114	3,325
Walmart Strike price $155, expiration date 2/19/21, notional amount $976,500	63	11,907
Walt Disney Strike price $140, expiration date 1/15/21, notional amount $952,000	68	282,540
Walt Disney Strike price $160, expiration date 1/15/21, notional amount $1,296,000	81	176,013
†Wayfair Strike price $280, expiration date 1/15/21, notional amount $364,000	13	910
		5,539,168
Put Options–0.07%
Alphabet Strike price $1,560, expiration date 1/15/21, notional amount $1,248,000	8	2,152
Amazon.com Strike price $2,940, expiration date 2/19/21, notional amount $294,000	1	5,432
Amazon.com Strike price $3,250, expiration date 1/15/21, notional amount $1,300,000	4	27,172
Amazon.com Strike price $3,350, expiration date 2/19/21, notional amount $1,340,000	4	90,060
Apple Strike price $115, expiration date 2/19/21, notional amount $414,000	36	6,444
Apple Strike price $125, expiration date 1/15/21, notional amount $1,262,500	101	10,605
Aptiv Strike price $115, expiration date 2/19/21, notional amount $862,500	75	18,000
Capital One Financial Strike price $87.5, expiration date 1/15/21, notional amount $428,750	49	2,009

LVIP BlackRock Global Allocation Fund–25

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Put Options (continued)
Cboe Volatility Index Strike price $21, expiration date 2/17/21, notional amount $1,138,200	542	$ 67,208
Cboe Volatility Index Strike price $21, expiration date 3/17/21, notional amount $1,138,200	542	85,094
Cboe Volatility Index Strike price $22, expiration date 1/20/21, notional amount $1,744,600	793	122,915
Cboe Volatility Index Strike price $24, expiration date 3/17/21, notional amount $340,800	142	44,730
Comcast Strike price $47.5, expiration date 2/19/21, notional amount $836,000	176	11,616
iShares iBoxx $ Investment Grade Corporate Bond ETF Strike price $134, expiration date 3/19/21, notional amount $4,261,200	318	32,436
Johnson & Johnson Strike price $145, expiration date 1/15/21, notional amount $435,000	30	330
Mastercard Strike price $310, expiration date 3/19/21, notional amount $868,000	28	16,240
Micron Technology Strike price $67.5, expiration date 1/15/21, notional amount $432,000	64	4,992
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Put Options (continued)
Microsoft Strike price $215, expiration date 1/15/21, notional amount $1,290,000	60	$ 10,200
Microsoft Strike price $215, expiration date 2/19/21, notional amount $1,268,500	59	36,521
NXP Semiconductors Strike price $150, expiration date 1/15/21, notional amount $435,000	29	4,234
SPDR® S&P 500 ETF Trust Strike price $345, expiration date 2/19/21, notional amount $5,175,000	150	55,650
SPDR® S&P 500 ETF Trust Strike price $350, expiration date 1/4/21, notional amount $20,405,000	583	5,830
SPDR® S&P 500 ETF Trust Strike price $360, expiration date 1/4/21, notional amount $14,292,000	397	7,146
Walmart Strike price $140, expiration date 1/15/21, notional amount $434,000	31	2,635
Walt Disney Strike price $165, expiration date 2/19/21, notional amount $429,000	26	8,580
		678,231
Total Options Purchased (Cost $7,919,828)		8,503,235

TOTAL INVESTMENTS–100.00% (Cost $753,030,604)	931,624,452

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCKS SOLD SHORT–(0.57)%
United States–(0.57)%
Appian	(2,222)	$ (360,164)
DoorDash Class A	(9,066)	(1,294,171)
Hershey	(1,841)	(280,440)
J M Smucker	(1,967)	(227,385)
McCormick & Co.	(2,200)	(210,320)
Nordstrom	(2,876)	(89,760)
Seagate Technology	(9,481)	(589,339)
Snowflake Class A	(4,002)	(1,126,163)
Unity Software	(1,743)	(267,498)
Walgreens Boots Alliance	(21,812)	(869,863)
Total Common Stocks Sold Short (Proceeds $5,503,145)		(5,315,103)

LVIP BlackRock Global Allocation Fund–26

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(0.56)%
Centrally Cleared–(0.45)%
Call Options –(0.39)%
Abbott Laboratories Strike price $120, expiration date 2/19/21, notional amount $(516,000)	(43)	$ (4,300)
Alibaba Group Holding Strike price $300, expiration date 3/19/21, notional amount $(1,920,000)	(64)	(13,120)
Alibaba Group Holding Strike price $350, expiration date 2/19/21, notional amount $(2,625,000)	(75)	(1,725)
Alphabet Strike price $2,000, expiration date 2/19/21, notional amount $(1,000,000)	(5)	(6,050)
Alphabet Strike price $2,100, expiration date 2/19/21, notional amount $(2,310,000)	(11)	(5,654)
Amazon.com Strike price $2,900, expiration date 1/15/21, notional amount $(870,000)	(3)	(105,030)
Amazon.com Strike price $3,600, expiration date 2/19/21, notional amount $(1,080,000)	(3)	(18,981)
Amazon.com Strike price $3,800, expiration date 2/19/21, notional amount $(380,000)	(1)	(3,430)
Amazon.com Strike price $3,900, expiration date 2/19/21, notional amount $(1,950,000)	(5)	(12,900)
Apple Strike price $130, expiration date 1/15/21, notional amount $(1,378,000)	(106)	(54,060)
Apple Strike price $135, expiration date 2/19/21, notional amount $(1,026,000)	(76)	(47,880)
Apple Strike price $140, expiration date 1/15/21, notional amount $(1,554,000)	(111)	(13,542)
Apple Strike price $140, expiration date 2/19/21, notional amount $(504,000)	(36)	(16,848)
Apple Strike price $150, expiration date 1/15/21, notional amount $(4,320,000)	(288)	(8,928)
Apple Strike price $150, expiration date 3/19/21, notional amount $(4,260,000)	(284)	(97,980)
Applied Materials Strike price $70, expiration date 1/15/21, notional amount $(1,106,000)	(158)	(258,330)
Aptiv Strike price $135, expiration date 2/19/21, notional amount $(1,012,500)	(75)	(41,400)
Autodesk Strike price $290, expiration date 1/15/21, notional amount $(1,943,000)	(67)	(119,930)
Bank of America Strike price $28, expiration date 1/15/21, notional amount $(509,600)	(182)	(45,136)
Bank of America Strike price $28, expiration date 3/19/21, notional amount $(515,200)	(184)	(56,488)
Bank of America Strike price $29, expiration date 2/19/21, notional amount $(629,300)	(217)	(46,004)
Bank of America Strike price $30, expiration date 2/19/21, notional amount $(534,000)	(178)	(28,480)
Bank of America Strike price $30, expiration date 3/19/21, notional amount $(543,000)	(181)	(33,847)
Bank of America Strike price $31, expiration date 1/15/21, notional amount $(1,050,900)	(339)	(16,272)
Bank of America Strike price $33, expiration date 3/19/21, notional amount $(293,700)	(89)	(6,230)
Boston Scientific Strike price $40, expiration date 2/19/21, notional amount $(464,000)	(116)	(4,292)
Capital One Financial Strike price $100, expiration date 1/15/21, notional amount $(1,010,000)	(101)	(24,038)
Capri Holdings Strike price $55, expiration date 2/19/21, notional amount $(924,000)	(168)	(10,416)
Citigroup Strike price $50, expiration date 1/15/21, notional amount $(510,000)	(102)	(120,360)
Citigroup Strike price $52.5, expiration date 1/15/21, notional amount $(530,250)	(101)	(92,920)
Citigroup Strike price $52.5, expiration date 3/19/21, notional amount $(320,250)	(61)	(61,610)
Citigroup Strike price $55, expiration date 1/15/21, notional amount $(275,000)	(50)	(34,950)
Comcast Strike price $52.5, expiration date 1/15/21, notional amount $(1,065,750)	(203)	(18,270)
Comcast Strike price $57.5, expiration date 2/19/21, notional amount $(1,012,000)	(176)	(8,272)
ConocoPhillips Strike price $55, expiration date 2/19/21, notional amount $(1,127,500)	(205)	(2,460)
Crowdstrike Holdings Strike price $190, expiration date 1/15/21, notional amount $(532,000)	(28)	(68,376)
Exxon Mobil Strike price $55, expiration date 2/19/21, notional amount $(594,000)	(108)	(1,620)
Facebook Strike price $320, expiration date 2/19/21, notional amount $(512,000)	(16)	(4,496)
Global Payments Strike price $220, expiration date 2/19/21, notional amount $(1,122,000)	(51)	(38,250)
Global Payments Strike price $230, expiration date 2/19/21, notional amount $(1,127,000)	(49)	(18,326)
Goldman Sachs Group Strike price $240, expiration date 4/16/21, notional amount $(312,000)	(13)	(39,520)
Goldman Sachs Group Strike price $270, expiration date 3/19/21, notional amount $(999,000)	(37)	(42,883)
Guardant Health Strike price $120, expiration date 1/15/21, notional amount $(564,000)	(47)	(51,700)
HCA Healthcare Strike price $170, expiration date 1/15/21, notional amount $(986,000)	(58)	(7,540)
Intuitive Surgical Strike price $800, expiration date 1/15/21, notional amount $(480,000)	(6)	(19,914)
iShares iBoxx $ Investment Grade Corporate Bond ETF Strike price $140, expiration date 3/19/21, notional amount $(4,452,000)	(318)	(20,988)
iShares MSCI Brazil ETF Strike price $45, expiration date 3/19/21, notional amount $(1,894,500)	(421)	(14,314)
iShares MSCI Emerging Markets ETF Strike price $51, expiration date 1/15/21, notional amount $(708,900)	(139)	(16,402)
iShares Russell 2000 ETF Strike price $210, expiration date 1/15/21, notional amount $(7,938,000)	(378)	(12,852)
JNJ Strike price $165, expiration date 1/15/21, notional amount $(495,000)	(30)	(2,100)
Johnson & Johnson Strike price $170, expiration date 3/19/21, notional amount $(374,000)	(22)	(4,642)
JPMorgan Chase & Co Strike price $110, expiration date 1/15/21, notional amount $(495,000)	(45)	(77,175)
LVIP BlackRock Global Allocation Fund–27

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Call Options (continued)
JPMorgan Chase & Co Strike price $115, expiration date 1/15/21, notional amount $(460,000)	(40)	$ (48,000)
JPMorgan Chase & Co Strike price $120, expiration date 1/15/21, notional amount $(1,056,000)	(88)	(66,000)
JPMorgan Chase & Co Strike price $135, expiration date 3/19/21, notional amount $(526,500)	(39)	(12,675)
JPMorgan Chase & Co Strike price $140, expiration date 3/19/21, notional amount $(924,000)	(66)	(14,520)
Lowe's Companies Strike price $170, expiration date 1/15/21, notional amount $(357,000)	(21)	(1,113)
Lowe's Companies Strike price $175, expiration date 3/19/21, notional amount $(367,500)	(21)	(7,350)
Lowe's Companies Strike price $190, expiration date 3/19/21, notional amount $(760,000)	(40)	(4,800)
Mastercard Strike price $350, expiration date 1/15/21, notional amount $(945,000)	(27)	(31,590)
Mastercard Strike price $365, expiration date 1/15/21, notional amount $(2,701,000)	(74)	(31,080)
Mastercard Strike price $370, expiration date 3/19/21, notional amount $(1,036,000)	(28)	(42,560)
Merck & Co Strike price $87.5, expiration date 2/19/21, notional amount $(498,750)	(57)	(5,130)
Micron Technology Strike price $80, expiration date 1/15/21, notional amount $(512,000)	(64)	(11,008)
Microsoft Strike price $245, expiration date 2/19/21, notional amount $(1,029,000)	(42)	(9,240)
Microsoft Strike price $250, expiration date 2/19/21, notional amount $(525,000)	(21)	(3,297)
Microsoft Strike price $255, expiration date 2/19/21, notional amount $(510,000)	(20)	(2,260)
Morgan Stanley Strike price $57.5, expiration date 1/15/21, notional amount $(517,500)	(90)	(99,000)
Morgan Stanley Strike price $60, expiration date 1/15/21, notional amount $(1,614,000)	(269)	(231,878)
Morgan Stanley Strike price $62.5, expiration date 1/15/21, notional amount $(1,062,500)	(170)	(108,970)
NextEra Energy Strike price $85, expiration date 3/19/21, notional amount $(527,000)	(62)	(5,890)
NVIDIA Strike price $700, expiration date 3/19/21, notional amount $(350,000)	(5)	(1,945)
NXP Semiconductors Strike price $175, expiration date 1/15/21, notional amount $(507,500)	(29)	(1,595)
Okta Strike price $290, expiration date 1/15/21, notional amount $(406,000)	(14)	(1,414)
PayPal Holdings Strike price $240, expiration date 1/15/21, notional amount $(504,000)	(21)	(8,799)
PayPal Holdings Strike price $250, expiration date 3/19/21, notional amount $(450,000)	(18)	(18,000)
PayPal Holdings Strike price $310, expiration date 3/19/21, notional amount $(806,000)	(26)	(3,900)
Penn National Gaming Strike price $110, expiration date 1/15/21, notional amount $(341,000)	(31)	(899)
PPG Industries Strike price $140, expiration date 1/15/21, notional amount $(1,050,000)	(75)	(42,750)
Raytheon Technologies Strike price $75, expiration date 1/15/21, notional amount $(1,042,500)	(139)	(6,533)
Raytheon Technologies Strike price $75, expiration date 2/19/21, notional amount $(1,042,500)	(139)	(27,800)
ResMed Strike price $195, expiration date 1/15/21, notional amount $(351,000)	(18)	(32,220)
salesforce.com Strike price $260, expiration date 2/19/21, notional amount $(2,158,000)	(83)	(12,450)
salesforce.com Strike price $280, expiration date 2/19/21, notional amount $(1,008,000)	(36)	(2,196)
ServiceNow Strike price $580, expiration date 2/19/21, notional amount $(580,000)	(10)	(19,800)
Societe Generale Strike price EUR20, expiration date 2/19/21, notional amount EUR(508,000)	(254)	(7,137)
Southwest Airlines Strike price $60, expiration date 3/19/21, notional amount $(528,000)	(88)	(4,664)
SPDR® S&P 500 ETF Trust Strike price $380, expiration date 1/15/21, notional amount $(11,628,000)	(306)	(68,238)
SPDR® S&P 500 ETF Trust Strike price $400, expiration date 2/19/21, notional amount $(6,000,000)	(150)	(16,050)
SPDR® S&P 500 ETF Trust Strike price $400, expiration date 6/18/21, notional amount $(18,400,000)	(460)	(323,840)
SPDR® S&P Oil & Gas Exploration & Production ETF Strike price $68, expiration date 1/15/21, notional amount $(904,400)	(133)	(3,325)
Starbucks Strike price $105, expiration date 3/19/21, notional amount $(430,500)	(41)	(26,240)
Starbucks Strike price $110, expiration date 2/19/21, notional amount $(1,023,000)	(93)	(27,342)
TJX Companies Strike price $70, expiration date 1/15/21, notional amount $(693,000)	(99)	(8,910)
Toll Brothers Strike price $55, expiration date 3/19/21, notional amount $(357,500)	(65)	(4,550)
Truist Financial Strike price $50, expiration date 1/15/21, notional amount $(310,000)	(62)	(2,790)
Truist Financial Strike price $55, expiration date 3/19/21, notional amount $(330,000)	(60)	(3,480)
Uber Technologies Strike price $55, expiration date 1/15/21, notional amount $(528,000)	(96)	(5,376)
United Parcel Service Strike price $190, expiration date 1/15/21, notional amount $(988,000)	(52)	(676)
US Bancorp Strike price $45, expiration date 1/15/21, notional amount $(1,305,000)	(290)	(61,480)
VanEck Vectors Semiconductor ETF Strike price $205, expiration date 1/15/21, notional amount $(512,500)	(25)	(35,000)
VanEck Vectors Semiconductor ETF Strike price $210, expiration date 1/15/21, notional amount $(567,000)	(27)	(26,082)
Walmart Strike price $160, expiration date 1/15/21, notional amount $(496,000)	(31)	(248)
Walt Disney Strike price $155, expiration date 1/15/21, notional amount $(1,054,000)	(68)	(180,880)
LVIP BlackRock Global Allocation Fund–28

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Call Options (continued)
Walt Disney Strike price $175, expiration date 1/15/21, notional amount $(700,000)	(40)	$ (33,400)
Walt Disney Strike price $190, expiration date 2/19/21, notional amount $(494,000)	(26)	(15,184)
Zoetis Strike price $175, expiration date 1/15/21, notional amount $(262,500)	(15)	(660)
Zscaler Strike price $210, expiration date 1/15/21, notional amount $(420,000)	(20)	(8,420)
		(3,661,865)
Put Options–(0.06)%
Alibaba Group Holding Strike price $175, expiration date 3/19/21, notional amount $(1,120,000)	(64)	(16,000)
Alibaba Group Holding Strike price $240, expiration date 2/19/21, notional amount $(672,000)	(28)	(48,916)
Alphabet Strike price $1,320, expiration date 1/15/21, notional amount $(1,056,000)	(8)	(400)
Alphabet Strike price $1,495, expiration date 2/19/21, notional amount $(448,500)	(3)	(4,560)
Amazon.com Strike price $2,600, expiration date 2/19/21, notional amount $(260,000)	(1)	(1,366)
Amazon.com Strike price $2,660, expiration date 2/19/21, notional amount $(266,000)	(1)	(1,698)
Amazon.com Strike price $2,695, expiration date 1/15/21, notional amount $(808,500)	(3)	(690)
Amazon.com Strike price $2,740, expiration date 1/15/21, notional amount $(1,096,000)	(4)	(1,088)
Amazon.com Strike price $2,800, expiration date 2/19/21, notional amount $(1,120,000)	(4)	(12,028)
Amazon.com Strike price $2,840, expiration date 2/19/21, notional amount $(1,420,000)	(5)	(17,940)
Apple Strike price $100, expiration date 1/15/21, notional amount $(1,440,000)	(144)	(1,872)
Apple Strike price $100, expiration date 2/19/21, notional amount $(740,000)	(74)	(4,440)
Apple Strike price $102.5, expiration date 1/15/21, notional amount $(1,137,750)	(111)	(1,665)
Apple Strike price $107.5, expiration date 1/15/21, notional amount $(1,085,750)	(101)	(1,818)
Aptiv Strike price $105, expiration date 2/19/21, notional amount $(787,500)	(75)	(7,687)
Autodesk Strike price $210, expiration date 1/15/21, notional amount $(777,000)	(37)	(333)
Bank of America Strike price $20, expiration date 1/15/21, notional amount $(364,000)	(182)	(182)
Bank of America Strike price $20, expiration date 2/19/21, notional amount $(356,000)	(178)	(356)
Bank of America Strike price $22, expiration date 1/15/21, notional amount $(745,800)	(339)	(678)
Bank of America Strike price $26, expiration date 2/19/21, notional amount $(595,400)	(229)	(5,954)
Boston Scientific Strike price $31, expiration date 2/19/21, notional amount $(359,600)	(116)	(3,480)
Capital One Financial Strike price $77.5, expiration date 1/15/21, notional amount $(379,750)	(49)	(637)
Capri Holdings Strike price $30, expiration date 2/19/21, notional amount $(504,000)	(168)	(8,568)
Cboe Volatility Index Strike price $17, expiration date 2/17/21, notional amount $(1,842,800)	(1,084)	(27,100)
Cboe Volatility Index Strike price $17, expiration date 3/17/21, notional amount $(1,842,800)	(1,084)	(37,940)
Cboe Volatility Index Strike price $18, expiration date 1/20/21, notional amount $(293,400)	(163)	(1,956)
Cboe Volatility Index Strike price $19, expiration date 1/20/21, notional amount $(1,197,000)	(630)	(18,900)
Comcast Strike price $37.5, expiration date 1/15/21, notional amount $(761,250)	(203)	(609)
Comcast Strike price $42.5, expiration date 2/19/21, notional amount $(748,000)	(176)	(4,048)
DR Horton Strike price $60, expiration date 1/15/21, notional amount $(1,476,000)	(246)	(4,428)
Facebook Strike price $235, expiration date 2/19/21, notional amount $(376,000)	(16)	(5,424)
Freeport-McMoRan Strike price $18, expiration date 1/15/21, notional amount $(223,200)	(124)	(124)
Freeport-McMoRan Strike price $19, expiration date 1/15/21, notional amount $(112,100)	(59)	(177)
Global Payments Strike price $155, expiration date 2/19/21, notional amount $(790,500)	(51)	(1,020)
Global Payments Strike price $165, expiration date 2/19/21, notional amount $(808,500)	(49)	(3,430)
Home Depot Strike price $250, expiration date 1/15/21, notional amount $(1,750,000)	(70)	(5,320)
JPMorgan Chase & Co Strike price $80, expiration date 1/15/21, notional amount $(712,000)	(89)	(267)
Lowe's Companies Strike price $135, expiration date 3/19/21, notional amount $(540,000)	(40)	(8,080)
Mastercard Strike price $280, expiration date 1/15/21, notional amount $(756,000)	(27)	(297)
Mastercard Strike price $280, expiration date 3/19/21, notional amount $(784,000)	(28)	(5,670)
Mastercard Strike price $300, expiration date 1/15/21, notional amount $(1,110,000)	(37)	(888)
Merck & Co Strike price $72.5, expiration date 1/15/21, notional amount $(783,000)	(108)	(1,296)
Micron Technology Strike price $57.5, expiration date 1/15/21, notional amount $(368,000)	(64)	(640)
Microsoft Strike price $180, expiration date 1/15/21, notional amount $(1,080,000)	(60)	(660)
Microsoft Strike price $185, expiration date 2/19/21, notional amount $(1,480,000)	(80)	(8,960)
Morgan Stanley Strike price $44, expiration date 1/15/21, notional amount $(748,000)	(170)	(510)
LVIP BlackRock Global Allocation Fund–29

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Put Options (continued)
NXP Semiconductors Strike price $135, expiration date 1/15/21, notional amount $(391,500)	(29)	$ (464)
PPG Industries Strike price $100, expiration date 1/15/21, notional amount $(750,000)	(75)	(375)
Raytheon Technologies Strike price $50, expiration date 2/19/21, notional amount $(695,000)	(139)	(1,390)
Raytheon Technologies Strike price $55, expiration date 1/15/21, notional amount $(764,500)	(139)	(1,460)
salesforce.com Strike price $190, expiration date 2/19/21, notional amount $(1,577,000)	(83)	(14,110)
salesforce.com Strike price $220, expiration date 2/19/21, notional amount $(1,122,000)	(51)	(46,614)
SPDR® S&P 500 ETF Trust Strike price $250, expiration date 6/18/21, notional amount $(3,850,000)	(154)	(33,572)
SPDR® S&P 500 ETF Trust Strike price $270, expiration date 12/17/21, notional amount $(648,000)	(24)	(18,624)
SPDR® S&P 500 ETF Trust Strike price $330, expiration date 1/15/21, notional amount $(19,239,000)	(583)	(23,903)
SPDR® S&P 500 ETF Trust Strike price $345, expiration date 1/15/21, notional amount $(15,490,500)	(449)	(37,267)
SPDR® S&P Oil & Gas Exploration & Production ETF Strike price $50, expiration date 1/15/21, notional amount $(665,000)	(133)	(2,793)
SPY Strike price $290, expiration date 2/19/21, notional amount $(4,350,000)	(150)	(10,350)
Starbucks Strike price $80, expiration date 2/19/21, notional amount $(744,000)	(93)	(1,860)
Truist Financial Strike price $35, expiration date 1/15/21, notional amount $(217,000)	(62)	(930)
Truist Financial Strike price $40, expiration date 3/19/21, notional amount $(240,000)	(60)	(5,040)
Union Pacific Strike price $165, expiration date 1/15/21, notional amount $(759,000)	(46)	(805)
Volvo Strike price SEK180, expiration date 2/19/21, notional amount SEK(2,052,000)	(114)	(4,295)
Vulcan Materials Strike price $110, expiration date 2/19/21, notional amount $(352,000)	(32)	(1,680)
Walmart Strike price $130, expiration date 1/15/21, notional amount $(403,000)	(31)	(403)
Walmart Strike price $135, expiration date 2/19/21, notional amount $(850,500)	(63)	(11,403)
Walt Disney Strike price $140, expiration date 2/19/21, notional amount $(364,000)	(26)	(1,768)
Wayfair Strike price $230, expiration date 1/15/21, notional amount $(299,000)	(13)	(17,550)
Zoetis Strike price $140, expiration date 1/15/21, notional amount $(210,000)	(15)	(600)
		(517,356)
Over-The-Counter–(0.11)%
Put Swaptions–(0.03)%
10 yr Constant Maturity Swap Receive 1.4%, expiration date 9/20/21, notional amount $(6,030,011) MSC	(6,030,011)	(35,809)
30 yr Constant Maturity Swap Receive 1.24%, expiration date 2/08/21, notional amount $(4,234,552) CITI	(4,234,552)	(176,399)
5 yr Constant Maturity Swap Pay 0.02%, expiration date 4/08/22, notional amount EUR(143,220) BCLY	(143,220)	(13,529)
5 yr Constant Maturity Swap Pay 0.15%, expiration date 4/19/22, notional amount EUR(269,232) BCLY	(269,232)	(5,902)
5 yr Constant Maturity Swap Receive 0.13%, expiration date 4/19/22, notional amount EUR(580,500) BCLY	(580,500)	(13,707)
5 yr Constant Maturity Swap Receive 0.39%, expiration date 2/08/21, notional amount $(4,830,526) CITI	(4,830,526)	(49,394)
5 yr Constant Maturity Swap Receive 0.85%, expiration date 4/06/21, notional amount $(10,293,580) BOA	(10,293,580)	(4,428)
5 yr Constant Maturity Swap Receive 0.85%, expiration date 4/06/21, notional amount $(14,705,114) BOA	(14,705,114)	(6,325)
5 yr Constant Maturity Swap Receive 0.87%, expiration date 4/06/21, notional amount $(10,535,782) BOA	(10,535,782)	(3,973)
		(309,466)
Call Swaptions–(0.04)%
10 yr Constant Maturity Swap Pay 0.55%, expiration date 9/20/21, notional amount $(1,184,466) MSC	(1,184,466)	(10,872)
30 yr Constant Maturity Swap Pay 0.50%, expiration date 6/04/21, notional amount $(2,022,115) JPMC	(2,022,115)	(11,457)
30 yr Constant Maturity Swap Pay 0.50%, expiration date 6/11/21, notional amount $(659,386) BNP	(659,386)	(4,016)
30 yr Constant Maturity Swap Pay 0.87%, expiration date 3/24/21, notional amount $(1,511,334) CITI	(1,511,334)	(5,579)
30 yr Constant Maturity Swap Receive 1.07%, expiration date 2/18/51, notional amount $(6,236,846) GSI	(6,236,846)	(19,827)
5 yr Constant Maturity Swap Pay 0.03%, expiration date 4/19/22, notional amount EUR(580,500) BCLY	(580,500)	(88,675)
5 yr Constant Maturity Swap Receive 0.02%, expiration date 4/08/22, notional amount EUR(143,220) BCLY	(143,220)	(173,977)
5 yr Constant Maturity Swap Receive 0.15%, expiration date 4/19/22, notional amount EUR(269,232) BCLY	(269,232)	(33,443)
		(347,846)
Put Options–(0.01)%
Adidas Strike price EUR260, expiration date 3/19/21, notional amount EUR(615,940) BCLY	(2,369)	(14,978)
EUR vs USD Strike price EUR1.1, expiration date 1/27/21, notional amount EUR(4,605,700) BNP	(4,187,000)	(5)
LVIP BlackRock Global Allocation Fund–30

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Over-The-Counter (continued)
Put Options (continued)
EURO STOXX 50 Strike price EUR2,600, expiration date 12/17/21, notional amount EUR(1,344,200) CSI	(517)	$ (43,946)
Givaudan Strike price CHF3,540, expiration date 2/19/21, notional amount CHF(230,100) UBS	(65)	(3,344)
Givaudan Strike price CHF3,680, expiration date 3/19/21, notional amount CHF(239,200) UBS	(65)	(8,185)
iShares Russell 2000 Value ETF Strike price $114.084, expiration date 3/19/21, notional amount $(214,934) GSI	(1,884)	(4,780)
Lvmh Moet Hennessy Louis Vuitton Strike price EUR450, expiration date 3/19/21, notional amount EUR(354,600) BCLY	(788)	(6,455)
Safran Strike price EUR100, expiration date 3/19/21, notional amount EUR(285,000) UBS	(2,850)	(9,063)
SPDR® Gold Shares Strike price $159, expiration date 4/16/21, notional amount $(887,856) JPMC	(5,584)	(7,637)
SPDR® Gold Shares Strike price $160, expiration date 3/19/21, notional amount $(766,720) SOC	(4,792)	(4,632)
SPDR® Gold Shares Strike price $162, expiration date 2/19/21, notional amount $(430,434) MSC	(2,657)	(1,615)
SPDR® Gold Shares Strike price $166, expiration date 1/15/21, notional amount $(1,031,026) SOC	(6,211)	(1,287)
Union Pacific Strike price $175, expiration date 2/19/21, notional amount $(702,975) GSI	(4,017)	(5,830)
USD vs JPY Strike price JPY100, expiration date 1/21/21, notional amount JPY(663,900,000) MSC	(6,639,000)	(2,655)
Vanguard Small-Cap Value ETF Strike price $122.11, expiration date 3/19/21, notional amount $(212,105) MSC	(1,737)	(3,585)
		(117,997)
Call Options –(0.03)%
Adidas Strike price EUR340, expiration date 3/19/21, notional amount EUR(805,460) BCLY	(2,369)	(9,790)
Autodesk Strike price $275, expiration date 2/19/21, notional amount $(659,175) NSI	(2,397)	(84,925)
Disco Strike price JPY36,564.1788, expiration date 2/12/21, notional amount JPY(8,738,839) MSC	(239)	(1,651)
Disco Strike price JPY38,226.1869, expiration date 3/12/21, notional amount JPY(9,136,059) MSC	(239)	(1,514)
EUR vs USD Strike price EUR1.335, expiration date 1/27/21, notional amount EUR(8,385,135) BNP	(6,281,000)	(8)
Fanuc Strike price JPY28,774.09, expiration date 2/12/21, notional amount JPY(12,545,503) GSI	(436)	(538)
Fanuc Strike price JPY30,082.01, expiration date 3/12/21, notional amount JPY(13,115,756) GSI	(436)	(642)
Hoya Strike price JPY15,276.9327, expiration date 2/12/21, notional amount JPY(46,594,645) MSC	(3,050)	(5,759)
Hoya Strike price JPY15,971.3387, expiration date 3/12/21, notional amount JPY(48,712,583) MSC	(3,050)	(5,263)
Keyence Strike price JPY58,465, expiration date 2/12/21, notional amount JPY(19,410,380) UBS	(332)	(4,729)
Keyence Strike price JPY61,122.5, expiration date 3/12/21, notional amount JPY(20,292,670) UBS	(332)	(3,291)
Kose Strike price JPY17,660.53, expiration date 2/12/21, notional amount JPY(12,097,463) GSI	(685)	(6,173)
Kose Strike price JPY18,463.28, expiration date 3/12/21, notional amount JPY(12,647,347) GSI	(685)	(5,710)
Lvmh Moet Hennessy Louis Vuitton Strike price EUR560, expiration date 3/19/21, notional amount EUR(441,280) BCLY	(788)	(5,819)
Recruit Holdings Strike price JPY4,721.15, expiration date 2/12/21, notional amount JPY(10,287,386) BNP	(2,179)	(822)
Recruit Holdings Strike price JPY4,935.74, expiration date 3/12/21, notional amount JPY(10,754,977) BNP	(2,179)	(814)
Ryohin Keikaku Strike price JPY2,426.22, expiration date 2/12/21, notional amount JPY(6,444,040) GSI	(2,656)	(106)
Ryohin Keikaku Strike price JPY2,536.5, expiration date 3/12/21, notional amount JPY(6,736,944) GSI	(2,656)	(115)
Safran Strike price EUR140, expiration date 3/19/21, notional amount EUR(399,000) UBS	(2,850)	(4,486)
Shin Etsu Chemical Strike price JPY19,430.6681, expiration date 2/12/21, notional amount JPY(58,661,187) MSC	(3,019)	(5,231)
Shin Etsu Chemical Strike price JPY20,313.8803, expiration date 3/12/21, notional amount JPY(61,327,605) MSC	(3,019)	(4,750)
Sony Strike price JPY10,807.24, expiration date 2/12/21, notional amount JPY(13,119,989) GSI	(1,214)	(2,269)
Sony Strike price JPY11,298.48, expiration date 3/12/21, notional amount JPY(13,716,355) GSI	(1,214)	(1,954)
SPDR® Gold Shares Strike price $190, expiration date 1/15/21, notional amount $(606,670) SOC	(3,193)	(731)
SPDR® Gold Shares Strike price $192, expiration date 1/15/21, notional amount $(1,277,568) SOC	(6,654)	(1,110)
SPDR® Gold Shares Strike price $194, expiration date 2/19/21, notional amount $(458,810) MSC	(2,635)	(2,346)
SPDR® Gold Shares Strike price $195, expiration date 3/19/21, notional amount $(1,868,880) SOC	(9,584)	(17,509)
SPDR® Gold Shares Strike price $196, expiration date 2/19/21, notional amount $(520,772) MSC	(2,657)	(2,185)
SPDR® Gold Shares Strike price $197, expiration date 4/16/21, notional amount $(1,775,561) JPMC	(9,013)	(21,274)
Starbucks Strike price $122.5, expiration date 3/19/21, notional amount $(580,283) CITI	(4,737)	(4,681)
Suzuki Motor Strike price JPY6,201.82, expiration date 2/12/21, notional amount JPY(33,328,581) GSI	(5,374)	(56)
LVIP BlackRock Global Allocation Fund–31

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Over-The-Counter (continued)
Call Options (continued)
Suzuki Motor Strike price JPY6,483.72, expiration date 3/12/21, notional amount JPY(34,843,511) GSI	(5,374)	$ (131)
Union Pacific Strike price $210, expiration date 2/19/21, notional amount $(843,570) GSI	(4,017)	(31,719)
USD vs JPY Strike price JPY108, expiration date 1/21/21, notional amount JPY(717,012,000) MSC	(6,639,000)	(7)
WisdomTree Japan Hedged Equity Fund Strike price $43, expiration date 2/19/21, notional amount $(356,771) GSI	(8,297)	(517)
		(238,625)
Total Options Written (Premiums received $(5,404,558))		(5,193,155)

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.13%	10,520,782
NET ASSETS APPLICABLE TO 75,060,223 SHARES OUTSTANDING–100.00%	$931,636,976
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL ALLOCATION FUND STANDARD CLASS ($931,624,125 / 75,059,188 Shares)	$12.412
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL ALLOCATION FUND SERVICE CLASS ($12,851 / 1,035 Shares)	$12.416
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$748,979,263
Distributable earnings/(accumulated loss)	182,657,713
TOTAL NET ASSETS	$931,636,976

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Consolidated Financial Statements."
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2020.
× Fully or partially pledged as collateral for derivatives.
LVIP BlackRock Global Allocation Fund–32

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
≠ The rate shown is the effective yield at the time of purchase.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $2,979,664, which represented 0.32% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
Grand Rounds Series C	4/29/2019	$ 512,329	$ 723,535
Grand Rounds Series D	4/29/2019	310,493	441,362
Jawbone Health Hub	4/29/2019	—	—
Lookout	4/29/2019	80	44,942
Lookout Series F	4/29/2019	534,416	1,088,487
Quintis Pty	4/29/2019	532,104	681,338
Total		$1,889,422	$2,979,664
★	Includes $9,817,926 cash collateral held at broker for futures contracts, $195,000 cash collateral held at brokers for centrally cleared swap contracts, $108,951 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $219,520 variationmargin due from brokers on centrally cleared interest rate swap contracts, $8,156,331 payable for securities purchased, $62,157 payable for fund shares redeemed, $1,639,000 cash collateral pledged to brokers for certain open bilateral derivatives, $228,300 other accrued expenses payable, $535,674 due to manager and affiliates, $235,516 due from custodian and $2,481,954 variation margin due to broker on futures contracts as of December 31, 2020.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	CNH	(25,359,000)	USD	3,862,733	3/11/21	$ —	$ (18,530)
BCLY	EUR	2,675,279	USD	(3,127,681)	1/8/21	141,320	—
BCLY	EUR	(406,405)	USD	481,521	1/15/21	—	(15,157)
BCLY	EUR	2,280,027	USD	(2,709,980)	2/11/21	78,117	—
BCLY	GBP	5,246,000	USD	(6,792,802)	1/22/21	382,437	—
BCLY	GBP	1,741,000	USD	(2,272,201)	2/4/21	109,236	—
BCLY	GBP	615,000	USD	(833,670)	4/1/21	7,820	—
BCLY	INR	(125,220,000)	USD	1,683,766	1/8/21	—	(29,338)
BNP	AUD	(4,741,000)	USD	3,346,202	1/22/21	—	(309,839)
BNP	EUR	2,886,000	USD	(3,398,642)	1/15/21	128,424	—
BNP	EUR	(3,580,000)	USD	4,204,288	1/29/21	—	(172,375)
BNP	HKD	(31,473,000)	USD	4,059,610	2/4/21	—	(652)
BNP	JPY	439,285,009	USD	(4,204,288)	1/29/21	51,642	—
BOA	AUD	(1,765,000)	USD	1,255,220	1/15/21	—	(105,764)
BOA	AUD	(1,795,062)	USD	1,277,518	1/29/21	—	(106,855)
BOA	EUR	1,082,000	USD	(1,277,518)	1/29/21	45,261	—
BOA	EUR	13,745,708	USD	(16,398,082)	2/19/21	413,399	—
BOA	EUR	369,576	USD	(450,129)	2/25/21	1,930	—
BOA	EUR	(1,220,000)	USD	1,479,332	3/19/21	—	(13,778)
BOA	GBP	2,161,000	USD	(2,797,864)	1/8/21	157,564	—
BOA	JPY	216,786,000	USD	(2,078,934)	3/4/21	22,099	—
BOA	JPY	153,917,152	USD	(1,479,332)	3/19/21	12,702	—
BOA	ZAR	(39,712,000)	USD	2,511,193	2/26/21	—	(171,864)
CITI	CNH	(11,090,000)	USD	1,648,951	2/5/21	—	(52,487)
CITI	EUR	1,285,000	USD	(1,517,004)	2/25/21	54,789	—
CITI	EUR	2,673,848	USD	(3,191,593)	3/4/21	79,662	—
CITI	EUR	(2,674,000)	USD	3,214,927	3/4/21	—	(56,514)
CITI	EUR	1,516,750	USD	(1,840,782)	3/11/21	15,157	—
CITI	INR	(185,948,000)	USD	2,497,623	3/12/21	—	(29,360)
CITI	JPY	402,626,000	USD	(3,881,501)	4/1/21	22,101	—
LVIP BlackRock Global Allocation Fund–33

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	JPY	411,652,433	USD	(3,968,576)	4/2/21	$ 22,590	$ —
CITI	MXN	45,793,488	USD	(2,114,157)	1/28/21	179,584	—
CSI	EUR	(2,155,000)	USD	2,528,882	1/8/21	—	(104,375)
CSI	JPY	265,368,208	USD	(2,528,882)	1/8/21	41,426	—
DB	CAD	5,204,000	USD	(4,090,825)	3/19/21	—	(1,633)
DB	JPY	305,810,000	USD	(2,932,934)	1/28/21	29,812	—
DB	JPY	305,806,000	USD	(2,932,929)	1/29/21	29,814	—
GSI	CAD	1,523,000	USD	(1,136,705)	1/14/21	59,861	—
GSI	JPY	393,918,000	USD	(3,772,995)	2/12/21	43,889	—
GSI	JPY	393,311,000	USD	(3,768,173)	2/18/21	43,046	—
GSI	MXN	30,266,000	USD	(1,412,813)	2/4/21	102,166	—
HSBC	CNH	(24,864,000)	USD	3,781,022	4/1/21	—	(19,131)
HSBC	EUR	1,772,335	USD	(2,102,064)	1/14/21	63,908	—
HSBC	EUR	(1,739,000)	USD	2,100,193	3/18/21	—	(28,050)
HSBC	EUR	1,510,750	USD	(1,840,785)	3/19/21	8,163	—
HSBC	GBP	2,892,893	USD	(3,870,608)	3/18/21	87,362	—
HSBC	GBP	1,665,000	USD	(2,250,814)	3/25/21	27,288	—
HSBC	HKD	(31,194,000)	USD	4,021,426	2/11/21	—	(2,916)
HSBC	JPY	(20,526,000)	USD	196,995	1/14/21	—	(1,830)
HSBC	KRW	2,810,281,000	USD	(2,516,775)	2/26/21	66,109	—
JPMC	CHF	1,791,000	USD	(1,969,608)	2/12/21	56,016	—
JPMC	EUR	(988,347)	USD	1,171,357	1/15/21	—	(36,531)
JPMC	EUR	(11,644,708)	USD	13,841,794	2/19/21	—	(400,092)
JPMC	EUR	(3,406,000)	USD	4,036,228	2/26/21	—	(130,026)
JPMC	EUR	2,660,101	USD	(3,236,580)	3/18/21	18,937	—
JPMC	EUR	2,197,000	USD	(2,677,600)	3/25/21	11,604	—
JPMC	GBP	3,474,000	USD	(4,467,958)	1/14/21	283,355	—
JPMC	JPY	425,472,000	USD	(4,032,488)	1/8/21	88,556	—
JPMC	JPY	321,399,000	USD	(3,078,803)	2/5/21	35,197	—
JPMC	JPY	349,675,000	USD	(3,323,635)	2/19/21	64,780	—
JPMC	JPY	478,934,000	USD	(4,605,725)	3/11/21	36,428	—
MSC	CNH	(25,500,142)	USD	3,867,841	1/15/21	—	(49,566)
MSC	CNH	(18,263,906)	USD	2,766,049	2/4/21	—	(36,198)
MSC	CNH	(15,016,000)	USD	2,282,865	3/4/21	—	(16,516)
MSC	EUR	3,406,285	USD	(4,031,742)	2/26/21	134,860	—
MSC	EUR	1,729,000	USD	(2,079,393)	3/4/21	35,911	—
MSC	GBP	702,000	USD	(916,053)	2/4/21	44,182	—
MSC	JPY	587,900,000	USD	(5,572,084)	1/14/21	122,627	—
MSC	JPY	321,848,000	USD	(3,082,604)	2/4/21	35,717	—
MSC	JPY	349,159,000	USD	(3,318,945)	2/25/21	64,663	—
UBS	MXN	(49,909)	USD	2,469	2/11/21	—	(27)
Total Foreign Currency Exchange Contracts						$3,561,511	$(1,909,404)
LVIP BlackRock Global Allocation Fund–34

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
26	Australia 10 yr Bonds	$ 2,951,183	$ 2,947,367	3/15/21	$ 3,816	$ —
49	Euro-BTP	9,099,448	9,059,940	3/8/21	39,508	—
(4)	Euro-Bund	(868,056)	(866,248)	3/8/21	—	(1,808)
40	Euro-O.A.T.	8,202,647	8,181,146	3/8/21	21,501	—
163	U.S. Treasury 10 yr Notes	22,506,734	22,459,846	3/22/21	46,888	—
295	U.S. Treasury 10 yr Ultra Notes	46,126,016	46,192,612	3/22/21	—	(66,596)
(242)	U.S. Treasury 2 yr Note	(53,476,328)	(53,424,775)	3/31/21	—	(51,553)
(159)	U.S. Treasury 5 yr Notes	(20,060,086)	(20,035,316)	3/31/21	—	(24,770)
(2)	U.S. Treasury Long Bonds	(346,375)	(350,797)	3/22/21	4,422	—
(17)	U.S. Treasury Ultra Bonds	(3,630,562)	(3,639,712)	3/22/21	9,150	—
					125,285	(144,727)
Equity Contracts:
24	E-mini MSCI Emerging Markets Index	1,545,840	1,512,296	3/19/21	33,544	—
87	E-mini NASDAQ 100	22,420,770	22,063,128	3/19/21	357,642	—
27	E-mini Russell 2000 Index	2,665,980	2,645,931	3/19/21	20,049	—
(542)	E-mini S&P 500 Index	(101,592,480)	(98,894,911)	3/19/21	—	(2,697,569)
115	Euro STOXX 50 Index	4,987,386	4,976,611	3/19/21	10,775	—
105	FTSE 100 Index	9,218,323	9,398,156	3/19/21	—	(179,833)
(9)	HSCEI	(621,152)	(605,421)	1/28/21	—	(15,731)
(6)	SPI 200 Index	(755,955)	(759,887)	3/18/21	3,932	—
1	Yen Denominated Nikkei 225 Index	133,214	129,287	3/11/21	3,927	—
					429,869	(2,893,133)
Total Futures Contracts					$555,154	$(3,037,860)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.HY.34- Quarterly[4]	412,824	5.00%	6/20/25	$43,297	$18,440	$24,857	$—
CDX.NA.IG.33- Quarterly[5]	34,561,915	1.00%	12/20/24	(582,658)	(638,491)	55,833	—
					(620,051)	80,690	—
Protection Sold
CDX.NA.HY.34- Quarterly[4]	6,633	5.00%	6/20/25	(625)	244	—	(869)
ITRAXX.XO.33- Quarterly[6]	EUR 2,636,221	5.00%	12/20/25	387,533	217,155	170,378	—
					217,399	170,378	(869)

LVIP BlackRock Global Allocation Fund–35

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
BCLY Bombardier Inc 7.45 - 05/01/2034 - Quarterly	323,216	5.00%	6/20/23	$20,997	$44,967	$—	$(23,970)
Protection Sold
BCLY Bombardier Inc 7.45 - 05/01/2034 - Quarterly	480,000	5.00%	12/20/21	1,743	(21,667)	23,410	—
					23,300	23,410	(23,970)
Total CDS Contracts					$(379,352)	$274,478	$(24,839)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
2 yr IRS-(Semiannual)	CAD 26,623,112	(1.91%)	0.50% [7]	7/9/21	$289,964	$88	$289,876	$—
10 yr IRS-(Semiannual/Quarterly)	1,972,000	0.69%	(0.24%) [8]	6/23/30	36,841	33	36,808	—
10 yr IRS-(Semiannual/Quarterly)	4,443,151	(1.08%)	0.22% [8]	8/17/30	90,543	77	90,466	—
10 yr IRS-(Semiannual/Quarterly)	2,136,495	(0.64%)	0.20% [8]	8/21/30	(48,949)	37	—	(48,986)
10 yr IRS-(Semiannual/Quarterly)	1,236,000	0.71%	(0.25%) [8]	9/25/30	22,275	22	22,253	—
10 yr IRS-(Semiannual/Quarterly)	988,000	0.76%	(0.24%) [8]	9/29/30	12,680	18	12,662	—
10 yr IRS-(Semiannual/Quarterly)	808,365	(0.68%)	0.22% [8]	9/14/30	(16,473)	15	—	(16,488)
10 yr IRS-(Semiannual/Quarterly)	1,236,000	(0.66%)	0.25% [8]	9/25/30	(28,266)	22	—	(28,288)
10 yr IRS-(Semiannual/Quarterly)	988,000	(0.69%)	0.24% [8]	9/29/30	(19,550)	17	—	(19,567)
2 yr IRS-(Semiannual/Quarterly)	39,683,220	1.06%	(0.24%) [8]	3/27/22	(512,931)	339	—	(513,270)
2 yr IRS-(Semiannual/Quarterly)	22,182,766	0.88%	(0.22%) [8]	8/17/22	(316,653)	249	—	(316,902)
30 yr IRS-(Semiannual/Quarterly)	1,464,000	0.89%	(0.23%) [8]	7/2/50	190,390	35	190,355	—
30 yr IRS-(Semiannual/Quarterly)	958,135	0.88%	(0.21%) [8]	7/21/50	127,545	24	127,521	—
30 yr IRS-(Semiannual/Quarterly)	1,169,000	(0.97%)	0.22% [8]	10/28/50	(131,082)	29	—	(131,111)
30 yr IRS-(Semiannual/Quarterly)	489,000	(1.08%)	0.24% [8]	9/28/50	(40,454)	12	—	(40,466)
30 yr IRS-(Semiannual/Quarterly)	2,084,599	(1.08%)	0.24% [8]	9/28/50	(175,154)	52	—	(175,206)
30 yr IRS-(Semiannual/Quarterly)	2,634,180	1.30%	(0.23%) [8]	11/19/50	72,446	67	72,379	—
30 yr IRS-(Semiannual/Quarterly)	3,283,547	0.81%	(0.20%) [8]	11/23/30	34,126	60	34,066	—
30 yr IRS-(Semiannual/Quarterly)	1,216,016	1.22%	(0.23%) [8]	11/27/50	58,920	32	58,888	—
30 yr IRS-(Semiannual/Quarterly)	863,978	1.45%	(0.22%) [8]	12/11/50	(9,125)	22	—	(9,147)
30 yr IRS-(Semiannual/Quarterly)	1,216,016	1.27%	(0.25%) [8]	12/30/50	44,338	31	44,307	—
30 yr IRS-(Semiannual/Quarterly)	4,734,881	(1.20%)	0.24% [8]	12/22/50	(257,659)	122	—	(257,781)
4 yr IRS-(Semiannual/Quarterly)	8,141,276	0.53%	(1.00%) [8]	6/6/24	(30,941)	96	—	(31,037)
5 yr IRS-(Semiannual/Quarterly)	15,946,713	1.60%	(0.21%) [8]	1/24/25	(923,960)	377	—	(924,337)
5 yr IRS-(Semiannual/Quarterly)	6,209,000	0.35%	(0.23%) [8]	8/27/25	6,129	89	6,040	—
5 yr IRS-(Semiannual/Quarterly)	4,985,000	(0.46%)	0.20% [8]	11/23/25	9,898	76	9,822	—
30 yr IRS-(Semiannual/Quarterly)	3,076,000	1.27%	(0.21%) [8]	10/23/50	105,553	79	105,474	—
30 yr IRS-(Semiannual/Quarterly)	1,216,016	1.17%	(0.22%) [8]	10/28/50	73,433	31	73,402	—
30 yr IRS-(Semiannual/Quarterly)	3,539,123	0.98%	(0.21%) [8]	10/29/50	387,442	91	387,351	—
30 yr IRS-(Semiannual/Quarterly)	1,437,202	(1.07%)	0.21% [8]	10/21/50	(123,609)	37	—	(123,646)
30 yr IRS-(Semiannual/Quarterly)	17,914,078	(0.37%)	0.21% [8]	10/29/25	(31,238)	269	—	(31,507)
Total IRS Contracts						$2,548	$1,561,670	$(2,667,739)
LVIP BlackRock Global Allocation Fund–36

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Total Return Swap (TRS) Contracts
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
BNP- Receive amounts based on S&P 500 and pay variable yearly payments based on LIBOR12M.	318,150	1.00%	12/17/21	$(23,888)	$—	$(23,888)
GSI- Receive amounts based on Royal Dutch Shell and pay variable yearly payments based on LIBOR03M.	1,987,603	0.31%	1/24/21	238,458	238,458	—
GSI- Receive amounts based on Royal Dutch Shell and pay variable yearly payments based on LIBOR03M.	273,028	0.11%	1/22/21	(5,613)	—	(5,613)
MSC- Receive amounts based on Euro STOXX and pay variable yearly payments based on LIBOR03M.	EUR 41,645	1.00%	3/19/21	1,087	1,087	—
Total TRS Contracts					$239,545	$(29,501)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[9]	Termination Date[10]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Short Equities
Australia
JPM - Afterpay - Monthly	(73)	0.11%	1/12/2021	(6,121)	$(522)	$—	$(522)
JPM - National Australia Bank - Monthly	(1,844)	0.11%	1/12/2021	(32,020)	(157)	—	(157)
JPM - Ramsay Health Care - Monthly	(282)	0.11%	1/12/2021	(13,393)	(170)	—	(170)
JPM - Scentre Group - Monthly	(17,693)	0.11%	1/12/2021	(38,722)	683	683	—
JPM - Transurban Group - Monthly	(1,141)	0.11%	1/12/2021	(11,866)	(169)	—	(169)
Brazil
JPM - Hapvida Participacoes E Investimentos - Monthly	(10,180)	0.36%	1/12/2021	(30,769)	735	735	—
JPM - Magazine Luiza - Monthly	(6,754)	0.34%	1/12/2021	(33,267)	881	881	—
JPM - Raia Drogasil - Monthly	(2,946)	0.36%	1/12/2021	(14,104)	(58)	—	(58)
Canada
CITI - Alimentation Couche - Monthly	(281)	0.14%	1/22/2021	(9,688)	120	120	—
JPM - Canadian National Railway - Monthly	(71)	0.17%	1/12/2021	(7,740)	(59)	—	(59)
JPM - Canadian Natural Resources - Monthly	(104)	0.25%	1/12/2021	(2,554)	57	57	—
JPM - CGI - Monthly	(204)	0.17%	1/12/2021	(15,538)	(633)	—	(633)
JPM - Franco-Nevada - Monthly	(64)	0.17%	1/12/2021	(8,679)	662	662	—
JPM - Rogers Communications - Monthly	(82)	0.17%	1/12/2021	(3,860)	45	45	—
China
CITI - Beigene Representing - Monthly	(37)	0.14%	1/22/2021	(9,673)	113	113	—
JPM - Bilibili American Depositary Share - Monthly	(122)	0.10%	1/12/2021	(9,343)	(1,115)	—	(1,115)
JPM - Innovent Biologics - Monthly	(500)	0.16%	1/12/2021	(3,642)	(1,637)	—	(1,637)
JPM - Xpeng - Monthly	(429)	0.75%	1/12/2021	(20,155)	1,781	1,781	—
CITI - Zhongan Online P&C Insurance - Monthly	(600)	0.10%	1/22/2021	(2,759)	(37)	—	(37)
CITI - Zhongsheng Group Holdings - Monthly	(500)	0.10%	1/22/2021	(3,431)	(140)	—	(140)
CITI - Zijin Mining Group - Monthly	(10,000)	0.10%	1/22/2021	(10,435)	(893)	—	(893)
Denmark
CITI - Orsted - Monthly	(112)	0.10%	1/22/2021	(21,388)	(1,561)	—	(1,561)
CITI - Vestas Wind Systems - Monthly	(27)	0.10%	1/22/2021	(6,196)	(191)	—	(191)
France
CITI - Air Liquide - Monthly	(102)	0.10%	1/22/2021	(16,553)	(195)	—	(195)
CITI - Airbus - Monthly	(95)	0.10%	1/22/2021	(10,166)	(276)	—	(276)
CITI - Bouygues - Monthly	(689)	0.10%	1/22/2021	(28,154)	(227)	—	(227)
LVIP BlackRock Global Allocation Fund–37

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[9]	Termination Date[10]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Short Equities (continued)
France (continued)
CITI - Vinci - Monthly	(203)	0.10%	1/22/2021	(20,063)	$(189)	$—	$(189)
Germany
JPM - Fresenius Medical Care - Monthly	(323)	0.20%	1/12/2021	(26,731)	(245)	—	(245)
Hong Kong
JPM - Aluminum of China - Monthly	(36,000)	0.16%	1/12/2021	(13,052)	380	380	—
CITI - China Conch Venture Holdings - Monthly	(13,000)	0.10%	1/22/2021	(61,539)	(1,708)	—	(1,708)
CITI - China Evergrande Group - Monthly	(4,000)	0.10%	1/22/2021	(7,636)	(51)	—	(51)
JPM - China Gas Holdings - Monthly	(2,000)	0.16%	1/12/2021	(7,380)	(544)	—	(544)
CITI - China Literature - Monthly	(3,200)	0.10%	1/22/2021	(23,857)	(1,295)	—	(1,295)
CITI - China Molybdenum - Monthly	(33,000)	0.10%	1/22/2021	(17,452)	(4,136)	—	(4,136)
CITI - China Resources Gas Group - Monthly	(4,000)	0.10%	1/22/2021	(21,231)	(27)	—	(27)
JPM - China Southern Airlines - Monthly	(54,000)	0.16%	1/12/2021	(34,279)	2,008	2,008	—
CITI - China Vanke - Monthly	(1,400)	0.10%	1/22/2021	(4,596)	(236)	—	(236)
CITI - COSCO SHIPPING Holdings - Monthly	(19,000)	0.10%	1/22/2021	(18,773)	(4,002)	—	(4,002)
CITI - Galaxy Entertainment Group - Monthly	(1,000)	0.10%	1/22/2021	(7,320)	(463)	—	(463)
JPM - Geely Automobile Holdings - Monthly	(7,000)	0.16%	1/12/2021	(18,921)	(5,043)	—	(5,043)
JPM - Great Wall Motor - Monthly	(13,500)	0.16%	1/12/2021	(27,277)	(19,163)	—	(19,163)
JPM - Link - Monthly	(2,451)	0.16%	1/12/2021	(21,366)	(889)	—	(889)
CITI - Longfor Group Holdings - Monthly	(8,000)	0.10%	1/22/2021	(45,506)	(1,281)	—	(1,281)
CITI - Shanghai Fosun Pharmaceutical Group - Monthly	(6,000)	0.10%	1/22/2021	(30,841)	2,166	2,166	—
JPM - Shenzhou International Group Holdings - Monthly	(800)	0.16%	1/12/2021	(13,718)	(1,958)	—	(1,958)
CITI - Sino Biopharmaceutical - Monthly	(17,500)	0.10%	1/22/2021	(17,178)	304	304	—
CITI - Travelsky Technology - Monthly	(4,000)	0.10%	1/22/2021	(9,204)	(457)	—	(457)
CITI - Xiaomi - Monthly	(5,600)	0.10%	1/22/2021	(21,417)	(2,380)	—	(2,380)
Italy
CITI - Atlantia - Monthly	(1,223)	0.10%	1/22/2021	(21,706)	(414)	—	(414)
CITI - Leonardo - Monthly	338,608	0.10%	1/22/2021	2,370,026	81,295	81,295	—
Japan
JPM - Nippon Paint Holdings - Monthly	(200)	0.11%	1/12/2021	(22,857)	878	878	—
JPM - ORIX - Monthly	(1,000)	0.61%	1/12/2021	(15,191)	(194)	—	(194)
JPM - Softbank Group - Monthly	(100)	0.11%	1/12/2021	(6,819)	(946)	—	(946)
JPM - Sysmex - Monthly	(100)	0.11%	1/12/2021	(11,091)	(943)	—	(943)
Luxembourg
JPM - Arcelormittal - Monthly	(278)	0.42%	1/12/2021	(5,798)	(570)	—	(570)
Norway
CITI - Equinor - Monthly	(1,085)	0.10%	1/22/2021	(17,447)	(891)	—	(891)
Poland
JPM - CD Projekt - Monthly	(52)	0.42%	1/12/2021	(5,585)	1,741	1,741	—
CITI - Polskie Gornictwo Naftowe - Monthly	(5,992)	0.10%	1/22/2021	(8,702)	(268)	—	(268)
Republic of Korea
JPM - Amorepacific Group - Monthly	(40)	0.21%	1/12/2021	(1,282)	(37)	—	(37)
CITI - Celltrion Healthcare - Monthly	(292)	0.10%	1/22/2021	(45,040)	975	975	—
CITI - Korea Shipbuilding & Offshore Engineering - Monthly	(238)	0.10%	1/22/2021	(23,531)	(305)	—	(305)
JPM - Samsung C&T - Monthly	(87)	0.55%	1/12/2021	(9,939)	(1,136)	—	(1,136)
South Africa
JPM - Capitec Bank Holdings - Monthly	(417)	0.44%	1/12/2021	(35,732)	(5,066)	—	(5,066)
JPM - Shoprite Holdings - Monthly	(904)	0.42%	1/12/2021	(7,833)	(783)	—	(783)
JPM - Vodacom Group - Monthly	(2,264)	0.50%	1/12/2021	(18,329)	(843)	—	(843)
Spain
JPM - Aena Sme - Monthly	(77)	0.20%	1/12/2021	(12,881)	(526)	—	(526)
JPM - Amadeus IT Group - Monthly	(464)	0.20%	1/12/2021	(35,264)	960	960	—
JPM - Ferrovial - Monthly	(470)	0.20%	1/12/2021	(13,253)	237	237	—
CITI - Grifols - Monthly	(349)	0.10%	1/22/2021	(10,290)	85	85	—
Sweden
CITI - Investor - Monthly	(62)	0.10%	1/22/2021	(4,319)	(202)	—	(202)
CITI - Telia - Monthly	(2,871)	0.10%	1/22/2021	(11,613)	(265)	—	(265)
Switzerland
JPM - Chocoladefabriken Lindt - Monthly	(6)	0.20%	1/12/2021	(54,008)	(4,564)	—	(4,564)
JPM - Schindler Holding - Monthly	(15)	0.20%	1/12/2021	(4,069)	6	6	—
Taiwan
CITI - Catcher Technology - Monthly	(1,000)	0.14%	1/22/2021	(7,035)	(318)	—	(318)
LVIP BlackRock Global Allocation Fund–38

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[9]	Termination Date[10]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Short Equities (continued)
Taiwan (continued)
CITI - E.Sun Financial Holding - Monthly	(11,000)	0.14%	1/22/2021	(9,770)	$(242)	$—	$(242)
JPM - Mega Financial Holding - Monthly	(5,000)	0.36%	1/12/2021	(5,080)	(227)	—	(227)
JPM - Taiwan Mobile - Monthly	(1,000)	0.36%	1/12/2021	(3,462)	(58)	—	(58)
United Kingdom
JPM - Compass Group - Monthly	(1,508)	0.20%	1/12/2021	(29,140)	1,025	1,025	—
JPM - London Stock Exchange Group - Monthly	(297)	0.20%	1/12/2021	(34,760)	(1,886)	—	(1,886)
CITI - Prudential - Monthly	(1,539)	0.10%	1/22/2021	(27,207)	(1,081)	—	(1,081)
United States
CITI - Boeing - Monthly	(186)	0.14%	1/22/2021	(40,693)	878	878	—
JPM - Chipotle Mexican Grill - Monthly	(2)	0.10%	1/12/2021	(2,812)	39	39	—
JPM - Credicorp - Monthly	(183)	0.10%	1/12/2021	(29,943)	(73)	—	(73)
JPM - CSX - Monthly	(178)	0.10%	1/12/2021	(16,198)	44	44	—
JPM - Dollar General - Monthly	(28)	0.10%	1/12/2021	(5,913)	25	25	—
JPM - Dollar Tree - Monthly	(89)	0.10%	1/12/2021	(9,742)	126	126	—
CITI - GSX Techedu - Monthly	(142)	0.14%	1/22/2021	(7,535)	192	192	—
CITI - Honeywell International - Monthly	(83)	0.14%	1/22/2021	(17,259)	(395)	—	(395)
JPM - Hormel Foods - Monthly	(494)	0.10%	1/12/2021	(23,452)	427	427	—
JPM - Intercontinental Exchange - Monthly	(93)	0.10%	1/12/2021	(10,156)	(566)	—	(566)
JPM - iQIYI - Monthly	(1,414)	0.10%	1/12/2021	(30,306)	5,589	5,589	—
CITI - Keurig Dr Pepper - Monthly	(464)	0.14%	1/22/2021	(14,432)	(416)	—	(416)
JPM - NIO - Monthly	(124)	0.10%	1/12/2021	(5,773)	(270)	—	(270)
CITI - PPL - Monthly	(620)	0.14%	1/22/2021	(16,325)	(1,159)	—	(1,159)
CITI - Public Storage - Monthly	(131)	0.14%	1/22/2021	(30,371)	119	119	—
JPM - Roper Technologies - Monthly	(82)	0.10%	1/12/2021	(34,455)	(895)	—	(895)
JPM - Ross Stores - Monthly	(46)	0.10%	1/12/2021	(5,220)	(430)	—	(430)
CITI - Simon Property Group - Monthly	(672)	0.14%	1/22/2021	(56,270)	(1,039)	—	(1,039)
JPM - Welltower - Monthly	(302)	0.10%	1/12/2021	(19,615)	100	100	—
JPM - Xcel Energy - Monthly	(218)	0.10%	1/12/2021	(14,397)	(137)	—	(137)
Total Short Equities						$104,676	$(79,252)
Total CFD Swap Contracts						$104,676	$(79,252)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the consolidated financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2020.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[6] The European Markit iTraxx indices trade 3, 5, 7 and 10-year maturities, and a new series is determined on the basis of liquidity every six months. The benchmark Markit iTraxx Europe index comprises 125 equally-weighted European names. The Markit iTraxx Crossover index comprises the 75 most liquid sub-investment grade entities. Total Return indices are calculated and published hourly for Markit iTraxx Europe, Asia and Crossover. These indices measure the performance of the respective on-the-run Markit iTraxx CDS contracts. Constituents for the index can be found at www.markit.com/Documentation.
[7] Rate resets based on CDOR03M.
[8] Rate resets based on LIBOR03M.
LVIP BlackRock Global Allocation Fund–39

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Net Assets (continued)
[9] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of (45)-203 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the 1 Week USD-LIBOR, 1-Month USD-LIBOR and Federal Funds Rate.
[10] Date reflected is the next payment date. Contracts have an open-ended maturity date.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CDX.NA.HY–Credit Default Swap Index North America High Yield
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CHF–Swiss Franc
CITI–Citigroup Global Markets
CNH–Chinese Yuan Renminbi
CNY–Chinese Yuan
CSI–Credit Suisse International
DAX–Deutscher Aktien Index
DB–Deutsche Bank
ETF–Exchange-Traded Fund
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
EURIBOR06M–Euro InterBank Offered Rate EUR 6 Month
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GS–Goldman Sachs
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
HSCEI–Hang Seng China Enterprises Index
INR–Indian Rupee
IRS–Interest Rate Swap
IT–Information Technology
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
LNG–Liquefied Natural Gas
MSC–Morgan Stanley & Co.
MSCI–Morgan Stanley Capital International
MXN–Mexican Peso
NOK–Norwegian Krone
NSI–Nomura Securities International
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
PIK–Payment-in-kind
S&P–Standard & Poor’s
SEK–Swedish Krona
SOC–Societe Generale
SPDR–Standard & Poor’s Depositary Receipt
SPI–Swiss Performance Index
USD–United States Dollar
yr–Year
ZAR–South African Rand
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–40

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 10,321,820
Interest	5,190,723
Foreign taxes withheld	(409,431)
15,103,112
EXPENSES:
Management fees	5,637,018
Custodian fees	628,278
Accounting and administration expenses	340,455
Shareholder servicing fees	251,498
Professional fees	115,376
Pricing fees	93,844
Interest expense on securities sold short	55,011
Trustees’ fees and expenses	21,492
Reports and statements to shareholders	9,070
Consulting fees	2,857
Distribution fees-Service Class	28
Other	349,286
7,504,213
Less:
Expenses reimbursed	(799,606)
Plus:
Recoupment of prior expenses reduced by the Advisor	16,379
Total operating expenses	6,720,986
NET INVESTMENT INCOME	8,382,126
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	4,881,501
Foreign currencies	(352,790)
Foreign currency exchange contracts	(2,135,632)
Futures contracts	5,061,916
Options purchased	(850,167)
Options written	9,370,183
Swap contracts	367,664
Net realized gain	16,342,675
Net change in unrealized appreciation (depreciation) of:
Investments**	126,917,802
Foreign currencies	13,974
Foreign currency exchange contracts	218,951
Futures contracts	(2,502,503)
Securities sold short	217,113
Options purchased	1,038,582
Options written	(582,869)
Swap contracts	(395,876)
LVIP BlackRock Global Allocation Fund
Consolidated Statement of Operations (continued)

Net change in unrealized appreciation (depreciation)	124,925,174
NET REALIZED AND UNREALIZED GAIN	141,267,849
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,649,975

*	Includes $1,863 foreign capital gains taxes paid.
**	Includes $1,512 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–41

LVIP BlackRock Global Allocation Fund
Consolidated Statements of Changes in Net Assets
	Year Ended	4/29/19* to
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,382,126	$ 8,388,679
Net realized gain	16,342,675	9,756,974
Net change in unrealized appreciation (depreciation)	124,925,174	52,651,075
Net increase in net assets resulting from operations	149,649,975	70,796,728
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(20,679,663)	(13,671,903)
Service Class	(253)	(143)
	(20,679,916)	(13,672,046)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,437,905	916,210,303
Service Class	—	10,000
Reinvestment of dividends and distributions:
Standard Class	20,679,663	13,671,903
Service Class	253	143
	32,117,821	929,892,349
Cost of shares redeemed:
Standard Class	(147,144,286)	(69,323,649)
	(147,144,286)	(69,323,649)
Increase (decrease) in net assets derived from capital share transactions	(115,026,465)	860,568,700
NET INCREASE IN NET ASSETS	13,943,594	917,693,382
NET ASSETS:
Beginning of year	917,693,382	—
End of year	$ 931,636,976	$917,693,382

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–42

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Standard Class
	Year Ended 12/31/20	4/29/19 [1] to 12/31/19

Net asset value, beginning of period	$ 10.653	$ 10.000
Income from investment operations:
Net investment income[2]	0.105	0.096
Net realized and unrealized gain	1.929	0.718
Total from investment operations	2.034	0.814
Less dividends and distributions from:
Net investment income	(0.091)	(0.100)
Net realized gain	(0.184)	(0.061)
Total dividends and distributions	(0.275)	(0.161)
Net asset value, end of period	$ 12.412	$ 10.653
Total return[3]	19.23%	8.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$931,624	$917,683
Ratio of expenses to average net assets	0.76% [4]	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.85%	0.75%
Ratio of net investment income to average net assets	0.98% [5]	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	0.89%	1.38%
Portfolio turnover	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets for the year ended December 31, 2020 excluding brokerage commissions was 0.73%.
[5]	The ratio of net investment income to average net assets for the year ended December 31, 2020 excluding brokerage commissions was 1.01%.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–43

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Service Class
	Year Ended 12/31/20	4/29/19 [1] to 12/31/19

Net asset value, beginning of period	$ 10.654	$ 10.000
Income from investment operations:
Net investment income[2]	0.080	0.080
Net realized and unrealized gain	1.930	0.717
Total from investment operations	2.010	0.797
Less dividends and distributions from:
Net investment income	(0.064)	(0.082)
Net realized gain	(0.184)	(0.061)
Total dividends and distributions	(0.248)	(0.143)
Net asset value, end of period	$ 12.416	$ 10.654
Total return[3]	19.01%	7.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 13	$ 11
Ratio of expenses to average net assets	1.01% [4]	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.10%	1.00%
Ratio of net investment income to average net assets	0.72% [5]	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	0.63%	1.13%
Portfolio turnover	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets for the year ended December 31, 2020 excluding brokerage commissions was 0.98%.
[5]	The ratio of net investment income to average net assets for the year ended December 31, 2020 excluding brokerage commissions was 0.76%.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–44

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These consolidated financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek high total investment return.
1. Basis for Consolidation
The Fund may invest up to 25% of its total assets in the shares of LVIP BlackRock Global Allocation Fund Cayman, Ltd., a wholly-owned subsidiary (the "Subsidiary") of the Fund formed in the Cayman Islands. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is not registered under the 1940 Act and not subject to all the investor protections of the 1940 Act.
The Fund consolidates its investment in the Subsidiary in these consolidated financial statements. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary. All material intercompany balances and transactions have been eliminated. As of December 31, 2020, the net assets of the Subsidiary were $16,462,185, which represented 1.77% of the Fund's net assets.
2. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Non exchange-traded options are valued at the last reported sale price.   Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, interest rate swap contracts, interest rate swap option contracts (swaptions) and contracts for difference ("CFD") are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
LVIP BlackRock Global Allocation Fund–45

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (year ended December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Consolidated Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Use of Estimates–The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of
LVIP BlackRock Global Allocation Fund–46

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
3. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding interest expense) exceed 0.73% of the average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has recouped $16,379 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 101,741	$ 799,606	$ 901,347
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's and the Subsidiary's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$53,523
Legal	9,471
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Consolidated Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2020, there were no fees paid by the Funds for these services.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP BlackRock Global Allocation Fund–47

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 3. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$108,951
Management fees payable to LIAC	506,939
Distribution fees payable to LFD	3
Printing and mailing fees payable to Lincoln Life	6,115
Shareholder servicing fees payable to Lincoln Life	22,617
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
4. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$803,180,540
Purchases of U.S. government securities	484,552,438
Sales other than U.S. government securities	759,983,979
Sales of U.S. government securities	578,340,132
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$761,986,329
Aggregate unrealized appreciation of investments and derivatives	$193,227,230
Aggregate unrealized depreciation of investments and derivatives	(24,230,448)
Net unrealized appreciation of investments and derivatives	$168,996,782
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP BlackRock Global Allocation Fund–48

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 314,435	$ —	$ —	$ 314,435
Australia	570,409	484,593	681,338	1,736,340
Brazil	285,437	111,880	—	397,317
Canada	7,940,131	—	—	7,940,131
China	4,863,356	16,518,083	—	21,381,439
Denmark	—	1,256,180	—	1,256,180
Finland	—	2,460,095	—	2,460,095
France	10,317	24,177,490	—	24,187,807
Germany	96,750	22,157,301	—	22,254,051
Greenland	—	555,743	—	555,743
Hong Kong	—	6,220,061	—	6,220,061
India	—	3,198,194	—	3,198,194
Indonesia	—	288,058	—	288,058
Ireland	—	1,040,508	—	1,040,508
Italy	—	14,183,835	—	14,183,835
Japan	—	23,199,550	—	23,199,550
Mexico	29,918	—	—	29,918
Netherlands	4,231,852	22,667,150	—	26,899,002
Norway	153,177	—	—	153,177
Poland	—	12,726	—	12,726
Portugal	—	171,963	—	171,963
Republic of Korea	—	4,561,270	—	4,561,270
Saudi Arabia	2,121	—	—	2,121
Singapore	—	678,595	—	678,595
South Africa	11,231	88,377	—	99,608
Spain	—	2,816,286	—	2,816,286
Sweden	—	8,501,959	—	8,501,959
Switzerland	1,512,030	6,965,773	—	8,477,803
Taiwan	—	10,748,899	—	10,748,899
Thailand	367,160	71,034	—	438,194
Turkey	—	38,086	—	38,086
United Arab Emirates	—	—	—*	0
United Kingdom	7,674	13,889,754	—	13,897,428
United States	405,011,520	—	44,942	405,056,462
Convertible Preferred Stocks	4,190,935	—	2,253,384	6,444,319
Preferred Stocks
Brazil	—	224,434	—	224,434
Germany	—	24,669	—	24,669
United States	1,413,653	—	—	1,413,653
Warrant	—	45	—	45
Convertible Bonds	—	225,132	—	225,132
Agency Commercial Mortgage-Backed Securities	—	129,509	—	129,509
Corporate Bonds
Argentina	—	94,769	—	94,769
Australia	—	370,337	4,000,587	4,370,924
Brazil	—	1,086,198	—	1,086,198
Canada	—	930,861	—	930,861
Cayman Islands	—	85,120	—	85,120
Chile	—	693,287	—	693,287
Colombia	—	483,488	—	483,488
France	—	659,048	—	659,048
Greece	—	620,858	—	620,858
India	—	209,500	—	209,500
Indonesia	—	236,962	—	236,962
Israel	—	133,523	—	133,523
Kuwait	—	222,754	—	222,754
LVIP BlackRock Global Allocation Fund–49

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
Luxembourg	$ —	$ 691,554	$ —	$ 691,554
Mexico	—	499,740	—	499,740
Republic of Korea	—	42,200	—	42,200
Saudi Arabia	—	610,655	—	610,655
South Africa	—	221,250	—	221,250
Spain	—	213,462	—	213,462
Switzerland	—	759,321	—	759,321
United Arab Emirates	—	137,000	—	137,000
United Kingdom	—	2,663,619	—	2,663,619
United States	—	39,777,637	—	39,777,637
Loan Agreements	—	10,528,061	—	10,528,061
Municipal Bond	—	674,212	—	674,212
Non-Agency Asset-Backed Securities	—	2,268,650	—	2,268,650
Non-Agency Commercial Mortgage-Backed Securities	—	6,180,757	—	6,180,757
Sovereign Bonds	—	78,451,467	—	78,451,467
U.S. Treasury Obligations	—	39,217,867	—	39,217,867
Exchange-Traded Funds	55,332,664	—	—	55,332,664
Money Market Fund	3,367,368	—	—	3,367,368
Short-Term Investments	—	49,997,439	—	49,997,439
Options Purchased	6,217,399	2,285,836	—	8,503,235
Total Investments	$495,929,537	$428,714,664	$6,980,251	$931,624,452
Liabilities:
Common Stocks Sold Short	$ (5,315,103)	$ —	$ —	(5,315,103)
Total Investments	$ (5,315,103)	$ —	$ —	$ (5,315,103)
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 3,561,511	$—	$ 3,561,511
Futures Contracts	$ 555,154	$ —	$—	$ 555,154
Swap Contracts	$ —	$ 2,180,369	$—	$ 2,180,369
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(1,909,404)	$—	$(1,909,404)
Futures Contracts	$(3,037,860)	$ —	$—	$(3,037,860)
Options Written	$(4,179,221)	$(1,013,934)	$—	$(5,193,155)
Swap Contracts	$ —	$(2,801,331)	$—	$(2,801,331)

*	Includes securities that have been valued at zero on the "Consolidated Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
5. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, tax treatment of passive foreign investment companies (“PFIC”), defaulted bond income accruals, the tax treatment of swaps, the tax treatment of earnings from Subsidiary, straddle loss deferral and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$20,679,916	$13,672,046
LVIP BlackRock Global Allocation Fund–50

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
6. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 27,431,503
Other temporary differences	(11,491,281)
Net unrealized appreciation	166,717,491
Distributable earnings/(accumulated loss)	$182,657,713
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to tax treatment of earnings from subsidiary:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(2,990,865)	$2,990,865
7. Capital Shares
Transactions in capital shares were as follows:
	Year Ended	4/29/19 * to
	12/31/20	12/31/19
Shares sold:
Standard Class	1,069,148	91,613,083
Service Class	—	1,000
Shares reinvested:
Standard Class	1,745,436	1,301,342
Service Class	21	14
	2,814,605	92,915,439
Shares redeemed:
Standard Class	(13,901,747)	(6,768,074)
Service Class	—	—
	(13,901,747)	(6,768,074)
Net increase	(11,087,142)	86,147,365

*	Date of commencement of operations.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
LVIP BlackRock Global Allocation Fund–51

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and as a cash management tool.
Options Contracts–During the year ended December 31, 2020, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2020, the Fund used options contracts, including swaptions, to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets; to generate income; to protect the value of portfolio securities; as a cash management tool; to purchase the underlying security for the Fund at a price lower than the current market value of the security by selling put options; to generate income; to facilitate investments in portfolio securities; to offset capital losses and to receive premiums for writing options.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, interest rate swap contracts and CFDs in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash
LVIP BlackRock Global Allocation Fund–52

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2020, the Fund entered into CDS contracts as a buyer and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Consolidated Statement of Net Assets, at December 31, 2020, the notional value of the protection sold was USD 486,633 and EUR 2,636,221, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2020, net unrealized appreciation of the protection sold was $192,919.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used CDS contracts to gain exposure to certain securities or markets; to enhance total return and to hedge against credit events.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2020, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
LVIP BlackRock Global Allocation Fund–53

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Consolidated Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2020, the Fund used contracts for difference to obtain short exposure and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Consolidated Statement of Net Assets.
LVIP BlackRock Global Allocation Fund–54

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Net Assets Location	Fair Value	Consolidated Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 3,561,511	Receivables and other assets net of liabilities	$ (1,909,404)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	429,869	Receivables and other assets net of liabilities	(2,893,133)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	125,285	Receivables and other assets net of liabilities	(144,727)
Options purchased (Equity contracts)	Receivables and other assets net of liabilities	7,366,937	Receivables and other assets net of liabilities	—
Options purchased (Currency contracts)	Receivables and other assets net of liabilities	214,185	Receivables and other assets net of liabilities	—
Options purchased (Interest rate contracts)	Receivables and other assets net of liabilities	826,809	Receivables and other assets net of liabilities	—
Options purchased (Commodity contracts)	Receivables and other assets net of liabilities	95,304	Receivables and other assets net of liabilities	—
Options written (Equity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(4,472,842)
Options written (Currency contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(2,675)
Options written (Interest rate contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(657,312)
Options written (Commodity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(60,326)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	344,221	Receivables and other assets net of liabilities	(108,753)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	274,478	Receivables and other assets net of liabilities	(24,839)
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	1,561,670	Receivables and other assets net of liabilities	(2,667,739)
Total		$14,800,269		$(12,941,750)
LVIP BlackRock Global Allocation Fund–55

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (2,135,632)	$ 218,951
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,729,567)	(2,515,044)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	6,791,483	12,541
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,312,413	786,444
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,787,553)	36,072
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,772,234)	164,446
Options purchased (Commodity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,397,207	51,620
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	5,780,419	(398,687)
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,044,438	25,422
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,723,538	(173,266)
Options written (Commodity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	821,788	(36,338)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	589,633	335,691
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	232,388	430,341
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(454,357)	(1,161,908)
Total		$11,813,964	$(2,223,715)
LVIP BlackRock Global Allocation Fund–56

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$128,814,598	$65,373,755
Futures contracts (average notional value)	109,460,373	132,083,266
Options contracts (average value)	7,479,018	6,556,248
CDS contracts (average notional value)**	31,981,741	6,753,356
Interest rate swap contracts (average notional value)***	37,283,428	78,618,707
Total return swap contracts (average notional value)	148,786	1,408,745
Contracts for difference swap contract (average notional volume)	180,307	453,389

**Long represents buying protection and short represents selling protection.
***Long represent paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2020, the Fund posted cash collateral and securities collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
JP Morgan Chase Bank	$1,639,000	$ —
UBS AG	—	137,072
Total	$1,639,000	$137,072
At December 31, 2020, the Fund received cash collateral and securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Bank of America N.A.	$ —	$ 91,055
Barclays Bank	—	319,378
BNP Paribas SA	70,000	—
Citibank, N.A.	225,329	—
Credit Suisse International	160,000	—
Deutsche Bank	80,000	—
Goldman Sachs International	460,000	—
Hong Kong Shanghai Bank	—	111,899
JPMorgan Chase Bank	10,000	—
Morgan Stanley & Co. International	710,000	—
Total	$1,715,329	$522,332
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Net Assets.
LVIP BlackRock Global Allocation Fund–57

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 755,351	$ (412,987)	$ 342,364
Barclays Bank PLC	797,739	(453,270)	344,469
BNP Paribas SA	253,131	(512,418)	(259,287)
Citigroup Global Markets	912,304	(401,154)	511,150
Credit Suisse International	231,522	(148,321)	83,201
Deutsche Bank	125,575	(1,633)	123,942
Goldman Sachs International	733,685	(85,980)	647,705
Hong Kong Shanghai Bank	288,907	(51,928)	236,979
JPMorgan Chase Bank	700,777	(659,528)	41,249
Morgan Stanley Capital	1,293,587	(185,522)	1,108,065
Nomura Securities International	65,950	(84,925)	(18,975)
Societe Generale	46,784	(25,269)	21,515
UBS AG	9,665	(33,125)	(23,460)
Total	$6,214,977	$(3,056,060)	$3,158,917

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	342,364	(91,055)	—	—	—	251,309
Barclays Bank PLC	344,469	(319,378)	—	—	—	25,091
BNP Paribas SA	(259,287)	—	—	—	—	(259,287)
Citigroup Global Markets	511,150	—	(225,329)	—	—	285,821
Credit Suisse International	83,201	—	(83,201)	—	—	—
Deutsche Bank	123,942	—	(80,000)	—	—	43,942
Goldman Sachs International	647,705	—	(460,000)	—	—	187,705
Hong Kong Shanghai Bank	236,979	(111,899)	—	—	—	125,080
JPMorgan Chase Bank	41,249	—	(10,000)	—	—	31,249
Morgan Stanley Capital	1,108,065	—	(710,000)	—	—	398,065
Nomura Securities International	(18,975)	—	—	—	—	(18,975)
Societe Generale	21,515	—	—	—	—	21,515
UBS AG	(23,460)	—	—	23,460	—	—
Total	3,158,917	(522,332)	(1,568,530)	23,460	—	1,091,515

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP BlackRock Global Allocation Fund–58

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 2. Restricted securities have been identified on the Consolidated Statement of Net Assets.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's consolidated financial statements.
LVIP BlackRock Global Allocation Fund–59

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of net assets of LVIP BlackRock Global Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Global Allocation Fund–60

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board considered that the Fund commenced operations in April 2019, which provided a limited period of time to evaluate investment performance. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to an unaffiliated subadvisor responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund commenced operations in April 2019 and that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
LVIP BlackRock Global Allocation Fund–61

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s quarterly return compared to the quarterly average return of funds included in the Morningstar World Allocation funds category. The Board considered that the Fund commenced operations in April 2019, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and the management fees of funds with similar investment strategies for which BlackRock serves as the investment adviser or subadviser. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Fund–62

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Allocation Fund–63

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Global Allocation Fund–64

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Allocation Fund–65

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Fund–66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Fund–67

LVIP BlackRock Global Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Global Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
BlackRock Investment Management LLC
The Fund returned 10.81% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 14.11% and its broad-based benchmark index, the S&P 500® Index2, returned 18.40%.
Risk assets experienced one of their most volatile years on record in 2020, as COVID-19 caused a global pandemic after the first reported cases reached Northern Italy from China in late January and then ultimately spread across the world. Unprecedented fiscal and monetary responses in both the U.S. and Europe finally calmed markets at the beginning of Q2, as investors weighed the prospects of possible vaccines and, eventually, a return to more normal travel and living conditions. Although markets experienced another round of volatility in Q3, in anticipation of a highly contested U.S. election and a subsequent wave of COVID-19 outbreaks, risk assets rallied sharply into year-end on the news from several major pharmaceutical companies that breakthrough vaccines developed to treat COVID-19 had been successfully produced.
We believe the sharp market rally which closed the year also reflected strong economic data, particularly in the U.S., with reported earnings generally exceeding consensus forecasts, a recovering labor market, solid housing market, and a resilient U.S. consumer. It is important to note that the U.S. consumer came into 2020’s economic downturn in much stronger financial shape than was the case at the beginning of the Global Financial Crisis, with much more manageable levels of household debt and record low debt servicing costs, due to the low interest rate environment. We believe that the fiscal strength of the consumer, coupled with a resilient corporate sector, ultra-loose monetary policy, and additional fiscal stimulus, will combine to support risk assets in 2021.
The Fund was overweight equities (+7%) and underweight fixed income (-17%), with modest exposure to commodity-related (+1%) and an overweight to cash equivalents (+8%). Within equities, the Fund was overweight the U.S., Europe and China, and underweight Japan. From a sector perspective, the Fund was overweight healthcare, information technology, consumer discretionary, materials, industrials and communication services, and underweight consumer staples, financials and real estate. Within fixed income, the Fund was underweight developed market government bonds and overweight credit, emerging market sovereign bonds, and securitized debt. From a duration perspective, the total portfolio duration was 1.9 vs. a benchmark duration of 2.8 (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund was overweight the Euro, underweight the Australian dollar and neutrally positioned towards the U.S. dollar.
Within equities, stock selection within a number of sectors, notably consumer discretionary and information technology, contributed to performance. Sector positioning, primarily an underweight to energy was additive. Within fixed income, yield curve positioning at the long end of the curve and exposure to U.S. credit positively impacted returns. Exposure to gold-related securities also contributed to performance.
Within equities, security selection within industrials and materials detracted from performance. Exposure to cash and cash equivalents negatively impacted returns. Currency management, notably an underweight to the Australian dollar and overweight to the U.S. dollar, weighed on performance.
The risk management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility and high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco
Anthony Nese
Adam Schenck
Underlying Fund Portfolio Managers:
BlackRock Investment Management LLC:	Russ Koesterich
David Clayton
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Allocation Managed Risk Fund–1

LVIP BlackRock Global Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/13 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,294 for the Standard Class shares and to $13,916 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 5/1/13 through 12/31/20. The same $10,000 investment would have increased to $17,573 and $27,483, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 10.81%
Five Years	+ 6.90%
Inception (5/1/13)	+ 4.77%
Service Class Shares
One Year	+ 10.42%
Five Years	+ 6.52%
Inception (5/1/13)	+ 4.40%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% ICE Bank of America Merrill Lynch Current 5 Yr US Treasury Bond Index; 16% FTSE Non-U.S. Dollar World Government Bond Index; 24% FTSE World Ex US; and 36% S&P 500® Index.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock Global Allocation Managed Risk Fund–2

LVIP BlackRock Global Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,157.80	0.15%	$0.81
Service Class Shares	1,000.00	1,155.70	0.50%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.15%	$0.76
Service Class Shares	1,000.00	1,022.60	0.50%	2.54

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund–3

LVIP BlackRock Global Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	97.45%
Investment Company	97.45%
Global Multi-Asset Fund	97.45%
Unaffiliated Investment	2.36%
Investment Company	2.36%
Money Market Fund	2.36%
Total Investments	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%
LVIP BlackRock Global Allocation Managed Risk Fund–4

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–97.45%
INVESTMENT COMPANY–97.45%
Global Multi-Asset Fund–97.45%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Allocation Fund	75,059,188	$ 931,634,642
Total Affiliated Investment (Cost $751,568,140)		931,634,642
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–2.36%
INVESTMENT COMPANY–2.36%
Money Market Fund–2.36%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	22,584,837	$ 22,584,837
Total Unaffiliated Investment (Cost $22,584,837)		22,584,837

TOTAL INVESTMENTS–99.81% (Cost $774,152,977)	954,219,479
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	1,792,448
NET ASSETS APPLICABLE TO 78,424,891 SHARES OUTSTANDING–100.00%	$956,011,927

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
11	Australian Dollar	$ 847,000	$ 816,506	3/15/21	$ 30,494	$ —
19	British Pound	1,622,006	1,595,421	3/15/21	26,585	—
17	Euro	2,602,275	2,583,695	3/15/21	18,580	—
18	Japanese Yen	2,180,025	2,164,222	3/15/21	15,803	—
2	Swedish Krona	487,160	472,362	3/15/21	14,799	—
					106,261	—
Equity Contracts:
15	E-mini MSCI Emerging Markets Index	966,150	939,621	3/19/21	26,529	—
21	E-mini Russell 2000 Index	2,073,540	2,015,793	3/19/21	57,747	—
92	E-mini S&P 500 Index	17,244,480	16,840,289	3/19/21	404,191	—
69	Euro STOXX 50 Index	2,992,432	2,957,501	3/19/21	34,931	—
20	FTSE 100 Index	1,755,871	1,776,807	3/19/21	—	(20,936)
27	OMXS 30 Index	616,374	621,247	1/15/21	—	(4,873)
7	SPI 200 Index	881,947	887,214	3/18/21	—	(5,267)
13	TOPIX Index	2,271,900	2,200,783	3/11/21	71,117	—
					594,515	(31,076)
Total Futures Contracts					$700,776	$(31,076)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP BlackRock Global Allocation Managed Risk Fund–5

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments (continued)
Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–6

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$931,634,642
Unaffiliated investments, at value	22,584,837
Cash collateral held at broker for futures contracts	2,168,248
Variation margin due from broker on futures contracts	69,155
Receivable for securities sold	62,157
Prepaid expenses	5,578
Receivable for fund shares sold	4,844
Dividends and interest receivable	514
TOTAL ASSETS	956,529,975
LIABILITIES:
Due to manager and affiliates	363,232
Payable for fund shares redeemed	128,361
Other accrued expenses payable	26,455
TOTAL LIABILITIES	518,048
TOTAL NET ASSETS	$956,011,927
Affiliated investments, at cost	$751,568,140
Unaffiliated investments, at cost	22,584,837
Standard Class:
Net Assets	$ 86,089
Shares Outstanding	7,015
Net Asset Value Per Share	$ 12.272
Service Class:
Net Assets	$955,925,838
Shares Outstanding	78,417,876
Net Asset Value Per Share	$ 12.190
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$856,573,271
Distributable earnings/(accumulated loss)	99,438,656
TOTAL NET ASSETS	$956,011,927
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–7

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,829,169
Dividends from unaffiliated investments	91,212
6,920,381
EXPENSES:
Distribution fees-Service Class	3,145,274
Management fees	1,348,202
Shareholder servicing fees	260,652
Accounting and administration expenses	133,777
Custodian fees	51,350
Reports and statements to shareholders	42,329
Professional fees	36,902
Trustees’ fees and expenses	22,289
Consulting fees	4,000
Pricing fees	767
Other	67,932
5,113,474
Less:
Management fees waived	(659,293)
Total operating expenses	4,454,181
NET INVESTMENT INCOME	2,466,200
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	4,714,266
Distributions from affiliated investment companies	13,850,494
Futures contracts	(56,107,308)
Net realized loss	(37,542,548)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	124,230,019
Foreign currencies	19,781
Futures contracts	767,783
Net change in unrealized appreciation (depreciation)	125,017,583
NET REALIZED AND UNREALIZED GAIN	87,475,035
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 89,941,235
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,466,200	$ 4,470,127
Net realized gain (loss)	(37,542,548)	523,612
Net change in unrealized appreciation (depreciation)	125,017,583	134,308,524
Net increase in net assets resulting from operations	89,941,235	139,302,263
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,595)	(5,559)
Service Class	(14,334,904)	(25,360,322)
	(14,336,499)	(25,365,881)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,126	586
Service Class	32,338,569	31,109,559
Reinvestment of dividends and distributions:
Standard Class	1,595	5,559
Service Class	14,334,904	25,360,322
	46,676,194	56,476,026
Cost of shares redeemed:
Standard Class	(95,052)	(22,529)
Service Class	(110,823,916)	(124,937,070)
	(110,918,968)	(124,959,599)
Decrease in net assets derived from capital share transactions	(64,242,774)	(68,483,573)
NET INCREASE IN NET ASSETS	11,361,962	45,452,809
NET ASSETS:
Beginning of year	944,649,965	899,197,156
End of year	$ 956,011,927	$ 944,649,965
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–8

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 11.280	$ 10.008	$ 10.789	$ 9.631	$ 9.480
Income (loss) from investment operations:
Net investment income[2]	0.069	0.090	0.088	0.121	0.107
Net realized and unrealized gain (loss)	1.149	1.563	(0.869)	1.148	0.162
Total from investment operations	1.218	1.653	(0.781)	1.269	0.269
Less dividends and distributions from:
Net investment income	(0.226)	(0.252)	—	(0.111)	(0.072)
Net realized gain	—	(0.129)	—	—	(0.046)
Total dividends and distributions	(0.226)	(0.381)	—	(0.111)	(0.118)
Net asset value, end of period	$ 12.272	$ 11.280	$ 10.008	$ 10.789	$ 9.631
Total return[3]	10.81%	16.63%	(7.24%)	13.20%	2.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 86	$ 168	$ 164	$ 189	$ 170
Ratio of expenses to average net assets[4]	0.15%	0.14%	0.14%	0.12%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.22%	0.41%	0.81%	0.79%	0.78%
Ratio of net investment income to average net assets	0.62%	0.83%	0.82%	1.17%	1.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.55%	0.56%	0.15%	0.50%	0.45%
Portfolio turnover[5]	4%	104%	8%	6%	9%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–9

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 11.209	$ 9.911	$ 10.722	$ 9.575	$ 9.459
Income (loss) from investment operations:
Net investment income[2]	0.030	0.051	0.050	0.084	0.074
Net realized and unrealized gain (loss)	1.136	1.548	(0.861)	1.141	0.160
Total from investment operations	1.166	1.599	(0.811)	1.225	0.234
Less dividends and distributions from:
Net investment income	(0.185)	(0.172)	—	(0.078)	(0.072)
Net realized gain	—	(0.129)	—	—	(0.046)
Total dividends and distributions	(0.185)	(0.301)	—	(0.078)	(0.118)
Net asset value, end of period	$ 12.190	$ 11.209	$ 9.911	$ 10.722	$ 9.575
Total return[3]	10.42%	16.22%	(7.56%)	12.81%	2.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$955,926	$944,482	$899,033	$1,034,015	$988,969
Ratio of expenses to average net assets[4]	0.50%	0.49%	0.49%	0.47%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.76%	1.16%	1.14%	1.13%
Ratio of net investment income to average net assets	0.27%	0.48%	0.47%	0.82%	0.78%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.20%	0.21%	(0.20%)	0.15%	0.10%
Portfolio turnover[5]	4%	104%	8%	6%	9%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–10

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP BlackRock Global Allocation Fund (collectively, the "Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP BlackRock Global Allocation Fund invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Allocation Managed Risk Fund–11

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.15% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.075% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to May 1, 2020, the waiver amount was 0.07% of the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$55,512
Legal	9,824
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $33,083 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 60,009
Distribution fees payable to LFD	280,019
Shareholder servicing fees payable to Lincoln Life	23,204
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Allocation Managed Risk Fund–12

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-97.45%@
Global Multi-Asset Fund-97.45%@
✧✧LVIP BlackRock Global Allocation Fund	$917,717,075	$32,117,568	$147,144,286	$4,714,266	$124,230,019	$931,634,642	75,059,188	$6,829,169	$13,850,494

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 32,117,568
Sales	147,144,286
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$774,265,392
Aggregate unrealized appreciation of investments and derivatives	$180,025,204
Aggregate unrealized depreciation of investments and derivatives	(10,140)
Net unrealized appreciation of investments and derivatives	$180,015,064
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Allocation Managed Risk Fund–13

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$931,634,642	$—	$—	$931,634,642
Unaffiliated Investment Company	22,584,837	—	—	22,584,837
Total Investments	$954,219,479	$—	$—	$954,219,479
Derivatives:
Assets:
Futures Contracts	$ 700,776	$—	$—	$ 700,776
Liabilities:
Futures Contracts	$ (31,076)	$—	$—	$ (31,076)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$14,336,499	$14,411,108
Long-term capital gains	—	10,954,773
Total	$14,336,499	$25,365,881
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,443,783
Capital loss carryforward	(82,968,855)
Other temporary differences	(71,117)
Net unrealized appreciation	180,034,845
Distributable earnings/(accumulated loss)	$ 99,438,656
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$28,145,771	$54,823,084	$82,968,855
LVIP BlackRock Global Allocation Managed Risk Fund–14

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	105	56
Service Class	2,921,195	2,941,543
Shares reinvested:
Standard Class	131	503
Service Class	1,183,275	2,318,124
	4,104,706	5,260,226
Shares redeemed:
Standard Class	(8,071)	(2,128)
Service Class	(9,950,050)	(11,703,596)
	(9,958,121)	(11,705,724)
Net decrease	(5,853,415)	(6,445,498)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$594,515	Variation margin due from broker on futures contracts	$(31,076)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	106,261	Variation margin due from broker on futures contracts	—
Total		$700,776		$(31,076)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP BlackRock Global Allocation Managed Risk Fund–15

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(58,809,827)	$563,439
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(572,959)	106,260
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,275,478	98,084
Total		$(56,107,308)	$767,783
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$99,548,213	$77,555,942
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–16

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Global Allocation Managed Risk Fund–18

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Allocation Managed Risk Fund–19

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar World Allocation funds category and a custom index (BlackRock Global Allocation Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Allocation funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net management fee of the Morningstar peer group. The Board considered that the Morningstar peer group for the Fund contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Global Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Managed Risk Fund–25

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 1.98% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the BlackRock Global Growth ETF Allocation Composite1, returned 10.72% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
2020 was largely a good year for investors as global equities, investment grade, high yield bonds, and treasuries all delivered strong results. But 2020, of course, was anything but a good year. The Coronavirus pandemic dominated every aspect of life; investment and otherwise.
By March coronavirus was widespread, while US stocks posted the worst quarterly losses since 2008. The pandemic forced much of the economy, including nonessential businesses, to close. Initial jobless claims in the US jumped to 3.3 million resulting in a $2.2 trillion government stimulus package response. Credit sensitive assets were not spared, as US credit spreads widened to levels not experienced since 2009. Treasury yields fell to new lows in the US, causing investors to again contemplate the possibility of negative rates in the US.
Uncertainty surrounded developed markets as well. The UK finally left the European Union, 3 ½ years after the landmark Brexit referendum in June 2016. COVID-19 fears erased developed market stocks’ 2019 gains. Despite avoiding the surge of infections that China and South Korea experienced, Japan’s markets posted similar returns as Prime Minister Shinzo Abe prepared for modern Japan’s first ever state of emergency alongside the cancellation of the 2020 Tokyo Olympics. Emerging Markets similarly fell. Despite returning over 22% in 2019, the MSCI China Index3 fell 10.4% in Q1 2020.
In a historic come-back, stocks recovered roughly ¾ of their losses in Q2. Persistent equity investors worldwide were rewarded and investment grade credit spreads experienced a similar rebound to stocks, albeit more gradual. Spreads narrowed through Q4, finishing near 2020 levels. While rates markets were initially less sanguine, the US 10-year Treasury yield began a gradual rise in August, closing out 2020 at 0.94%. The dramatic rebound was largely driven by a swift and globally coordinated governmental stimulus.
By year end global stocks roared back to post solid gains. As risks of US elections subsided and positive news surrounding vaccine efficacy surfaced, investors focused on large technology and growth stocks as in 2019. The MSCI ACWI Index's4 ended 2020 up over 16%. All factors, however, did not perform equally. Momentum and quality factors displayed strong performance throughout the year, outperforming the broad market by over 16% and 8% respectively. Value and minimum volatility factors, however, each underperformed by over 13%. Global small caps fell in line with the broader market by year end after outperforming the broad market by 9% in Q4.
Markets seemed to have shrugged off much of the COVID-19 related concerns by year end, despite 83 million confirmed cases, acceleration of cases in the US and a more contagious strain emerging in the UK.
The Fund is a strategic asset allocation portfolio which uses passive instruments designed to closely mimic the performance of its composite benchmark. Sector, asset class and security level decisions are not actively managed. The fund performance was in line with expectations.
The risk management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility and high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Greg Savage
Amy Whitelaw
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/2/16 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,662 for the Standard Class shares and to $13,440 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 5/2/16 through 12/31/20. The same $10,000 investment would have increased to $15,419 and $12,012, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 1.98%
Inception (5/2/16)	+ 6.92%
Service Class Shares
One Year	+ 1.62%
Inception (5/2/16)	+ 6.54%
1. The BlackRock Global Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index, 13% MSCI EAFE Minimum Volatility Index, 22% S&P 500® Index, 19% MSCI USA Minimum Volatility Index, 5% S&P MidCap 400® Index and 5% Russell 2000 Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 697 constituents, the index covers about 85% of this China equity universe. Currently, the index includes Large Cap A and Mid Cap A shares represented at 20% of their free float adjusted market capitalization.
4.MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,097.80	0.32%	$1.69
Service Class Shares	1,000.00	1,095.90	0.67%	3.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.32%	$1.63
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.84%
Equity Funds	50.20%
Fixed Income Funds	28.75%
International Equity Funds	18.24%
Money Market Fund	2.65%
Total Investments	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.84%
Equity Funds–50.20%
iShares Core S&P 500 ETF	305,118	$ 114,538,246
iShares Core S&P Mid-Cap ETF	115,829	26,620,979
iShares Edge MSCI Min Vol USA ETF	1,425,392	96,755,609
iShares Russell 2000 ETF	138,424	27,139,410
		265,054,244
Fixed Income Funds–28.75%
iShares Broad USD Investment Grade Corporate Bond ETF	412,608	25,569,318
iShares Core U.S. Aggregate Bond ETF	639,586	75,592,669
iShares Core U.S. Treasury Bond ETF	924,014	25,170,141
iShares MBS ETF	231,328	25,476,153
		151,808,281
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–18.24%
iShares Edge MSCI Min Vol EAFE ETF	892,835	$ 65,543,017
iShares Edge MSCI Min Vol Emerging Markets ETF	503,635	30,762,026
		96,305,043
Money Market Fund–2.65%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	14,012,060	14,012,060
		14,012,060
Total Investment Companies (Cost $426,349,578)		527,179,628

TOTAL INVESTMENTS–99.84% (Cost $426,349,578)	527,179,628
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	844,545
NET ASSETS APPLICABLE TO 42,003,927 SHARES OUTSTANDING–100.00%	$528,024,173
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($46,781,547 / 3,716,951 Shares)	$12.586
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($481,242,626 / 38,286,976 Shares)	$12.569
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$466,995,622
Distributable earnings/(accumulated loss)	61,028,551
TOTAL NET ASSETS	$528,024,173

★ Includes $1,080,694 cash collateral held at broker for futures contracts, $44,778 variation margin due from broker on futures contracts, $8,206 payable for securities purchased, $72,099 payable for fund shares redeemed, $1 foreign currencies due to custodian, $35,035 other accrued expenses payable and $263,276 due to manager and affiliates as of December 31, 2020.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	Australian Dollar	$ 231,000	$ 222,698	3/15/21	$ 8,302	$ —
6	British Pound	512,213	503,818	3/15/21	8,395	—
5	Euro	765,375	759,916	3/15/21	5,459	—
5	Japanese Yen	605,562	601,235	3/15/21	4,327	—
					26,483	—
Equity Contracts:
17	E-mini MSCI Emerging Markets Index	1,094,970	1,064,938	3/19/21	30,032	—
15	E-mini Russell 2000 Index	1,481,100	1,439,851	3/19/21	41,249	—
45	E-mini S&P 500 Index	8,434,800	8,237,099	3/19/21	197,701	—
10	E-mini S&P MidCap 400 Index	2,303,500	2,242,232	3/19/21	61,268	—
20	Euro STOXX 50 Index	867,372	857,247	3/19/21	10,125	—
6	FTSE 100 Index	526,761	533,042	3/19/21	—	(6,281)
8	OMXS 30 Index	182,629	184,073	1/15/21	—	(1,444)
2	SPI 200 Index	251,985	253,413	3/18/21	—	(1,428)
4	TOPIX Index	699,046	678,520	3/11/21	20,526	—
					360,901	(9,153)
Total Futures Contracts					$387,384	$(9,153)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 9,477,974
EXPENSES:
Distribution fees-Service Class	1,642,053
Management fees	1,264,034
Shareholder servicing fees	146,628
Accounting and administration expenses	106,771
Custodian fees	37,673
Professional fees	32,654
Reports and statements to shareholders	17,286
Trustees’ fees and expenses	12,519
Consulting fees	3,267
Pricing fees	922
Other	10,033
3,273,840
Less:
Management fees waived	(16,995)
Total operating expenses	3,256,845
NET INVESTMENT INCOME	6,221,129
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,452,816
Futures contracts	(36,004,236)
Net realized loss	(34,551,420)
Net change in unrealized appreciation (depreciation) of:
Investments	37,051,068
Foreign currencies	6,224
Futures contracts	412,805
Net change in unrealized appreciation (depreciation)	37,470,097
NET REALIZED AND UNREALIZED GAIN	2,918,677
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,139,806
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,221,129	$ 8,311,593
Net realized loss	(34,551,420)	(3,594,036)
Net change in unrealized appreciation (depreciation)	37,470,097	62,147,746
Net increase in net assets resulting from operations	9,139,806	66,865,303
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(683,303)	(700,184)
Service Class	(5,467,193)	(8,692,767)
	(6,150,496)	(9,392,951)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,680,765	6,882,524
Service Class	51,697,039	115,144,391
Reinvestment of dividends and distributions:
Standard Class	683,303	700,184
Service Class	5,467,193	8,692,767
	79,528,300	131,419,866
Cost of shares redeemed:
Standard Class	(9,050,497)	(1,053,210)
Service Class	(52,678,924)	(29,763,242)
	(61,729,421)	(30,816,452)
Increase in net assets derived from capital share transactions	17,798,879	100,603,414
NET INCREASE IN NET ASSETS	20,788,189	158,075,766
NET ASSETS:
Beginning of year	507,235,984	349,160,218
End of year	$528,024,173	$507,235,984
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended				5/2/16 [1] to 12/31/16
	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.526	$ 10.843	$ 11.390	$ 10.112	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.187	0.275	0.240	0.197	0.213
Net realized and unrealized gain (loss)	0.060	1.682	(0.583)	1.255	0.018
Total from investment operations	0.247	1.957	(0.343)	1.452	0.231
Less dividends and distributions from:
Net investment income	(0.187)	(0.235)	(0.204)	(0.164)	(0.119)
Net realized gain	—	(0.039)	—	(0.010)	—
Return of capital	—	—	—	—	— [3]
Total dividends and distributions	(0.187)	(0.274)	(0.204)	(0.174)	(0.119)
Net asset value, end of period	$ 12.586	$ 12.526	$ 10.843	$ 11.390	$ 10.112
Total return[4]	1.98%	18.06%	(3.01%)	14.35%	2.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,782	$ 32,853	$ 22,504	$ 11,131	$ 2,185
Ratio of expenses to average net assets[5]	0.32%	0.32%	0.32%	0.33%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.32%	0.32%	0.33%	0.40%
Ratio of net investment income to average net assets	1.55%	2.30%	2.09%	1.79%	3.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	2.30%	2.09%	1.79%	3.09%
Portfolio turnover	18%	2%	4%	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $88 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended				5/2/16 [1] to 12/31/16
	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.511	$ 10.837	$ 11.388	$ 10.113	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.144	0.233	0.199	0.158	0.189
Net realized and unrealized gain (loss)	0.058	1.678	(0.579)	1.252	0.018
Total from investment operations	0.202	1.911	(0.380)	1.410	0.207
Less dividends and distributions from:
Net investment income	(0.144)	(0.198)	(0.171)	(0.125)	(0.094)
Net realized gain	—	(0.039)	—	(0.010)	—
Return of capital	—	—	—	—	— [3]
Total dividends and distributions	(0.144)	(0.237)	(0.171)	(0.135)	(0.094)
Net asset value, end of period	$ 12.569	$ 12.511	$ 10.837	$ 11.388	$ 10.113
Total return[4]	1.62%	17.64%	(3.34%)	13.95%	2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$481,243	$474,383	$326,656	$213,738	$98,567
Ratio of expenses to average net assets[5]	0.67%	0.67%	0.67%	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.67%	0.67%	0.68%	0.75%
Ratio of net investment income to average net assets	1.20%	1.95%	1.74%	1.44%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.95%	1.74%	1.44%	2.74%
Portfolio turnover	18%	2%	4%	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $3,959 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$31,146
Legal	5,511
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,514 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$108,517
Distribution fees payable to LFD	141,914
Shareholder servicing fees payable to Lincoln Life	12,845
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 89,606,100
Sales	111,587,154
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$430,469,485
Aggregate unrealized appreciation of investments and derivatives	$ 96,736,950
Aggregate unrealized depreciation of investments and derivatives	(9,153)
Net unrealized appreciation of investments and derivatives	$ 96,727,797
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$527,179,628	$—	$—	$527,179,628
Derivatives:
Assets:
Futures Contracts	$ 387,384	$—	$—	$ 387,384
Liabilities:
Futures Contracts	$ (9,153)	$—	$—	$ (9,153)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/20	12/31/19
Ordinary income	$6,150,496	$8,654,351
Long-term capital gains	—	738,600
Total	$6,150,496	$9,392,951
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,755,229
Undistributed long-term capital gains	7,062,531
Other temporary differences	(51,523,230)
Net unrealized appreciation	96,734,021
Distributable earnings/(accumulated loss)	$ 61,028,551
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2020, the Fund utilized $ 6,158 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	1,783,546	579,130
Service Class	4,323,904	9,595,167
Shares reinvested:
Standard Class	54,622	55,955
Service Class	438,074	695,950
	6,600,146	10,926,202
Shares redeemed:
Standard Class	(744,005)	(87,681)
Service Class	(4,392,812)	(2,516,363)
	(5,136,817)	(2,604,044)
Net increase	1,463,329	8,322,158
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$360,901	Receivables and other assets net of liabilities	$(9,153)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	26,483	Receivables and other assets net of liabilities	—
Total		$387,384		$(9,153)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(36,955,829)	$351,748
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(233,832)	26,483
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,185,425	34,574
Total		$(36,004,236)	$412,805
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$65,359,848	$60,873,686
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by the subadviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund’s Equity Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Managed Risk Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to the performance of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock Global Growth ETF Allocation Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–24

LVIP BlackRock Global Real Estate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Global Real Estate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Real Estate Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned (2.21%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the FTSE EPRA/NAREIT Developed Net Index1, returned (9.04%).
2020 was a particularly volatile year, we saw the swiftest bear market ever, followed by a bull market which drove equities to all-time highs. The COVID-19 pandemic saw markets weigh the push-and-pull of two counterforces. On one hand, we saw an unprecedented negative shock to the global economy from halted mobility. On the other hand, we saw swift and coordinated policy responses from both fiscal and monetary authorities. As the global economy faltered, we saw a rotation out of cyclical sectors into defensives and secular growth. This recession has been different, with several existential questions being asked about the adaptability and sustainability of business models. Within real estate, both office and retail landlords face such challenges, both underperformed in 2020. At the other end of the spectrum, datacenters, towers, single-family-residential and warehouse are all positively exposed to the structural trends of digitization and demographics such that they outperformed. November saw vaccine news which instilled confidence that the end was near for COVID-19. The key question remains whether the pending rebound in mobility will induce a sustained recovery that goes beyond just filling the COVID-19 hole. In any case, persistently low real rates and a re-opening bodes well for real estate securities.
Portfolio construction was driven by fundamental, bottom-up, stock-level analysis and our view of relative value. Throughout the year, there is a long list of stock-level stories.
Taking a holistic look at our activity, portfolio construction and risk allocation was a balancing act between allocating to stocks exposed to secular growth v. heavily discounted stocks facing both cyclical and structural challenges. We came into the year skewed towards defensive stocks with pre-existing favourable tailwinds – such as datacenters, warehouse, towers and single-family-residential. As the pandemic reinforced and accelerated these trends the Fund benefited as those positions outperformed. Our overweight tilt to these sectors reduced over the year as we reallocated capital to underperforming sectors such as office, healthcare, lodging and diversified.
At a regional level, the Americas saw us move further overweight the sunbelt markets, out of the coastal cities based on our view of relative value. In Asia-Pacific we participated in a number of attractively priced equity offerings in Australia, the Philippines, South Korea and China. In Europe we maintained a broadly neutral position to the UK given Brexit related risks.
Portfolio Managers:
BlackRock Investment Management, LLC:	Mark Howard-Johnson
Alastair Gillespie
James Wilkinson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Real Estate Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,622 for the Standard Class shares and to $16,213 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Net Index did over the same period. The same $10,000 investment would have increased to $16,987. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	- 2.21%
Five Years	+ 4.66%
Ten Years	+ 5.21%
Service Class Shares
One Year	- 2.45%
Five Years	+ 4.41%
Ten Years	+ 4.95%

LVIP BlackRock Global Real Estate Fund–1

LVIP BlackRock Global Real Estate Fund
2020 Annual Report Commentary (unaudited) (continued)
1.The FTSE EPRA/NAREIT Developed Net Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing freal estate.
LVIP BlackRock Global Real Estate Fund–2

LVIP BlackRock Global Real Estate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,160.30	0.81%	$4.40
Service Class Shares	1,000.00	1,158.90	1.06%	5.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.81%	$4.12
Service Class Shares	1,000.00	1,019.80	1.06%	5.38

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Global Real Estate Fund–3

LVIP BlackRock Global Real Estate Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	99.40%
Australia	2.27%
Belgium	1.20%
Canada	2.67%
China	1.04%
France	0.51%
Germany	7.94%
Hong Kong	6.33%
Japan	12.15%
Malta	0.00%
Philippines	0.02%
Republic of Korea	0.66%
Singapore	1.69%
Spain	1.68%
Sweden	2.25%
United Kingdom	5.33%
United States	53.66%
Money Market Fund	0.20%
Total Investments	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Commercial Printing	0.66%
Diversified Real Estate Activities	8.70%
Diversified REITs	3.97%
Diversified Support Services	0.00%
Health Care REITs	9.02%
Hotel & Resort REITs	2.17%
Industrial REITs	15.14%
Integrated Telecommunication Services	0.99%
Internet Services & Infrastructure	0.60%
IT Consulting & Other Services	0.52%
Office REITs	13.58%
Railroads	0.49%
Real Estate Operating Companies	10.00%
Residential REITs	11.86%
Retail REITs	9.41%
Specialized REITs	12.29%
Total	99.40%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Prologis	5.68%
Vonovia	3.92%
Digital Realty Trust	3.25%
Welltower	2.98%
Equity Residential	2.50%
Extra Space Storage	2.46%
Rexford Industrial Realty	2.26%
EPR Properties	2.18%
UDR	2.14%
Boston Properties	2.07%
Total	29.44%

IT–Information Technology
LVIP BlackRock Global Real Estate Fund–4

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.40%
Australia–2.27%
Centuria Capital Group	1,542,886	$ 3,122,502
Centuria Industrial REIT	1,922,881	4,560,178
Goodman Group	149,636	2,187,300
		9,869,980
Belgium–1.20%
Aedifica	43,347	5,207,499
		5,207,499
Canada–2.67%
Allied Properties Real Estate Investment Trust	222,635	6,616,609
Summit Industrial Income REIT	464,184	4,977,698
		11,594,307
China–1.04%
†GDS Holdings Class A	192,765	2,246,557
†Shimao Services Holdings	1,459,000	2,250,855
		4,497,412
France–0.51%
Klepierre	98,734	2,226,843
		2,226,843
Germany–7.94%
Alstria office REIT	169,888	3,090,900
Aroundtown	752,277	5,608,925
Deutsche Wohnen	163,712	8,734,818
Vonovia	233,228	17,033,588
		34,468,231
■Hong Kong–6.33%
†ESR Cayman	2,131,400	7,650,987
Link REIT	820,900	7,455,227
New World Development	858,250	3,992,928
Sun Hung Kai Properties	655,500	8,383,174
		27,482,316
Japan–12.15%
Activia Properties	763	3,224,552
Comforia Residential REIT	966	2,783,406
Ichigo Office REIT Investment	3,530	2,549,724
Japan Real Estate Investment	1,129	6,523,752
Kenedix Office Investment	845	5,737,037
Mitsubishi Estate	249,700	4,013,385
Mitsui Fudosan	375,300	7,858,613
†Mitsui Fudosan Logistics Park	757	3,839,223
Nippon Building Fund	796	4,616,561
Nomura Real Estate Holdings	89,200	1,977,886
Orix JREIT	2,167	3,584,929
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Seibu Holdings	218,900	$ 2,147,292
Tokyu Fudosan Holdings	728,900	3,893,502
		52,749,862
Malta–0.00%
†πAZ. BGP Holdings	4,536,115	55
		55
Philippines–0.02%
AREIT	160,655	98,186
		98,186
Republic of Korea–0.66%
†ESR Kendall Square REIT	610,618	2,849,888
		2,849,888
Singapore–1.69%
Cromwell European Real Estate Investment Trust	3,805,000	2,235,150
Frasers Logistics & Commercial Trust	2,750,800	2,940,496
Lendlease Global Commercial REIT	3,956,251	2,184,101
		7,359,747
Spain–1.68%
Cellnex Telecom	71,235	4,277,871
Inmobiliaria Colonial Socimi	303,731	2,999,193
		7,277,064
Sweden–2.25%
Kungsleden	518,085	5,679,183
Wihlborgs Fastigheter	180,663	4,083,525
		9,762,708
United Kingdom–5.33%
Assura	3,822,813	4,023,421
Big Yellow Group	193,120	2,893,445
Derwent London	79,564	3,381,401
LondonMetric Property	929,617	2,915,090
Segro	500,371	6,492,688
†UNITE Group	239,702	3,424,200
		23,130,245
United States–53.66%
Agree Realty	51,321	3,416,952
Alexandria Real Estate Equities	34,930	6,225,225
American Homes 4 Rent Class A	246,090	7,382,700
†Apple Hospitality REIT	157,290	2,030,614
Boston Properties	95,116	8,991,315
CareTrust REIT	301,625	6,690,042
Cousins Properties	190,572	6,384,162
LVIP BlackRock Global Real Estate Fund–5

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
CubeSmart	123,278	$ 4,143,374
Digital Realty Trust	101,274	14,128,736
†EPR Properties	291,408	9,470,760
Equinix	5,502	3,929,418
Equity Residential	183,299	10,865,965
Extra Space Storage	92,065	10,666,651
Federal Realty Investment Trust	48,239	4,106,104
Healthcare Trust of America Class A	139,659	3,846,209
Healthpeak Properties	212,811	6,433,277
Hudson Pacific Properties	162,546	3,904,355
Mid-America Apartment Communities	69,748	8,836,374
Pebblebrook Hotel Trust	136,936	2,574,397
Plymouth Industrial REIT	116,500	1,747,500
Prologis	247,472	24,663,059
Regency Centers	126,981	5,789,064
Rexford Industrial Realty	199,359	9,790,520
RLJ Lodging Trust	341,875	4,837,531
Simon Property Group	87,832	7,490,313
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Spirit Realty Capital	203,267	$ 8,165,235
STAG Industrial	144,241	4,517,628
Sun Communities	58,548	8,896,369
Switch Class A	160,268	2,623,587
UDR	242,078	9,303,058
VICI Properties	318,786	8,129,043
Welltower	200,202	12,937,053
		232,916,590
Total Common Stock (Cost $348,364,104)		431,490,933

MONEY MARKET FUND–0.20%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	866,879	866,879
Total Money Market Fund (Cost $866,879)		866,879

TOTAL INVESTMENTS–99.60% (Cost $349,230,983)	432,357,812
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.40%	1,721,835
NET ASSETS APPLICABLE TO 49,971,947 SHARES OUTSTANDING–100.00%	$434,079,647
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND STANDARD CLASS ($332,627,325 / 38,178,260 Shares)	$8.712
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND SERVICE CLASS ($101,452,322 / 11,793,687 Shares)	$8.602
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$388,837,408
Distributable earnings/(accumulated loss)	45,242,239
TOTAL NET ASSETS	$434,079,647

Δ Securities have been classified by country of origin.
† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $55, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Security
Investment	Date of Acquisition	Cost	Value
AZ. BGP Holdings	8/19/2009	$—	$55

LVIP BlackRock Global Real Estate Fund–6

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
★ Includes $2,459,022 payable for securities purchased, $393,162 payable for fund shares redeemed, $91,238 other accrued expenses payable and $274,929 due to manager and affiliates as of December 31, 2020.

The following foreign currency exchange contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	AUD	859,000	USD	(624,143)	1/15/21	$ 38,228	$ —
BCLY	AUD	(459,000)	USD	348,237	1/15/21	—	(5,696)
BCLY	CAD	152,000	USD	(115,738)	1/15/21	3,683	—
BCLY	EUR	(594,000)	USD	706,508	1/15/21	—	(19,437)
BCLY	EUR	554,000	USD	(660,773)	1/15/21	16,286	—
BCLY	GBP	15,000	USD	(19,524)	1/15/21	991	—
BCLY	JPY	(23,512,000)	USD	227,260	1/15/21	—	(492)
BCLY	NOK	(4,687,000)	USD	508,545	1/15/21	—	(38,093)
BCLY	PHP	(49,698,000)	USD	1,014,555	1/15/21	—	(19,368)
BOA	CAD	182,000	USD	(138,934)	1/15/21	4,058	—
BOA	EUR	260,000	USD	(305,037)	1/15/21	12,716	—
BOA	EUR	(99,000)	USD	117,203	1/15/21	—	(3,787)
BOA	GBP	121,000	USD	(161,714)	1/15/21	3,776	—
BOA	HKD	(1,346,000)	USD	173,605	1/15/21	—	(28)
BOA	JPY	(28,562,000)	USD	274,983	1/15/21	—	(1,687)
BOA	JPY	87,019,000	USD	(840,033)	1/15/21	2,890	—
BOA	NOK	2,095,000	USD	(231,027)	1/15/21	13,311	—
BOA	NZD	1,855,000	USD	(1,232,145)	1/15/21	102,673	—
BOA	SEK	(8,154,000)	USD	948,616	1/15/21	—	(42,648)
BOA	SEK	302,000	USD	(36,954)	1/15/21	—	(241)
CITI	CAD	43,000	USD	(33,718)	1/15/21	65	—
CITI	GBP	(509,000)	USD	671,064	1/15/21	—	(25,089)
CITI	HKD	1,177,000	USD	(151,817)	1/15/21	16	—
CITI	JPY	(114,735,257)	USD	1,097,388	1/15/21	—	(14,012)
CITI	JPY	3,250,000	USD	(31,368)	1/15/21	114	—
CITI	NOK	(10,687,000)	USD	1,211,305	1/15/21	—	(35,104)
CITI	THB	(24,320,000)	USD	776,178	1/15/21	—	(35,563)
DB	AUD	(1,117,000)	USD	789,467	1/15/21	—	(71,848)
DB	CAD	(554,000)	USD	423,229	1/15/21	—	(12,030)
DB	EUR	224,000	USD	(264,918)	1/15/21	8,839	—
DB	EUR	(1,033,000)	USD	1,232,440	1/15/21	—	(30,021)
DB	GBP	302,000	USD	(399,053)	1/15/21	13,989	—
DB	JPY	(124,304,000)	USD	1,184,656	1/15/21	—	(19,433)
DB	SEK	(851,000)	USD	99,728	1/15/21	—	(3,727)
GSI	AUD	3,456,000	USD	(2,477,969)	1/15/21	186,939	—
GSI	CAD	216,000	USD	(169,895)	1/15/21	—	(191)
GSI	HKD	1,858,000	USD	(239,707)	1/15/21	—	(26)
GSI	HKD	(15,270,000)	USD	1,969,320	1/15/21	—	(502)
GSI	HKD	16,250,000	USD	(2,096,146)	1/15/21	94	—
GSI	HKD	(537,000)	USD	69,275	1/15/21	2	—
GSI	JPY	34,804,000	USD	(334,612)	1/15/21	2,522	—
GSI	NOK	6,989,000	USD	(787,291)	1/15/21	27,826	—
GSI	SEK	(7,910,000)	USD	904,666	1/15/21	—	(56,935)
GSI	SGD	12,696,000	USD	(9,334,586)	1/15/21	272,100	—
GSI	SGD	(472,000)	USD	348,366	1/15/21	—	(8,782)
HSBC	AUD	271,000	USD	(204,236)	1/15/21	4,731	—
HSBC	CAD	296,000	USD	(222,817)	1/15/21	9,740	—
HSBC	CAD	(339,000)	USD	265,530	1/15/21	—	(810)
HSBC	EUR	1,623,000	USD	(1,915,956)	1/15/21	67,560	—
HSBC	EUR	(866,000)	USD	1,050,456	1/15/21	—	(7,909)
HSBC	GBP	433,000	USD	(577,880)	1/15/21	14,328	—
HSBC	GBP	(1,000)	USD	1,334	1/15/21	—	(34)
HSBC	HKD	(6,982,000)	USD	900,630	1/15/21	—	(45)
HSBC	HKD	11,262,000	USD	(1,453,102)	1/15/21	—	(310)
LVIP BlackRock Global Real Estate Fund–7

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
HSBC	HKD	6,154,000	USD	(793,855)	1/15/21	$ 8	$ —
HSBC	HKD	(401,000)	USD	51,732	1/15/21	3	—
HSBC	ILS	3,327,000	USD	(982,886)	1/15/21	52,737	—
HSBC	JPY	(91,003,000)	USD	876,095	1/15/21	—	(5,419)
HSBC	JPY	182,538,000	USD	(1,748,274)	1/15/21	19,908	—
HSBC	NOK	16,380,000	USD	(1,855,395)	1/15/21	54,980	—
HSBC	SEK	41,424,000	USD	(4,710,166)	1/15/21	325,659	—
HSBC	SEK	(8,126,000)	USD	967,656	1/15/21	—	(20,202)
HSBC	SGD	(1,363,000)	USD	1,001,894	1/15/21	—	(29,447)
HSBC	SGD	1,671,000	USD	(1,249,304)	1/15/21	15,092	—
HSBC	THB	(14,721,000)	USD	471,839	1/15/21	—	(19,512)
HSBC	THB	39,041,000	USD	(1,292,693)	1/15/21	10,399	—
JPMC	AUD	206,000	USD	(145,653)	1/15/21	13,193	—
JPMC	CAD	1,182,000	USD	(904,489)	1/15/21	24,167	—
JPMC	EUR	387,000	USD	(464,605)	1/15/21	8,358	—
JPMC	GBP	379,000	USD	(499,500)	1/15/21	18,854	—
JPMC	JPY	(167,811,000)	USD	1,618,937	1/15/21	—	(6,589)
JPMC	KRW	(3,082,895,000)	USD	2,833,075	1/15/21	—	(669)
JPMC	NOK	30,177,000	USD	(3,510,716)	1/15/21	8,783	—
JPMC	SEK	(665,000)	USD	77,434	1/15/21	—	(3,409)
JPMC	SEK	(1,402,000)	USD	171,074	1/15/21	636	—
SCB	AUD	(853,000)	USD	611,450	1/15/21	—	(46,295)
SCB	AUD	147,000	USD	(105,602)	1/15/21	7,750	—
SCB	CAD	16,000	USD	(12,196)	1/15/21	374	—
SCB	EUR	1,348,000	USD	(1,591,626)	1/15/21	55,805	—
SCB	EUR	(1,017,000)	USD	1,213,289	1/15/21	—	(29,617)
SCB	GBP	1,114,000	USD	(1,467,269)	1/15/21	56,337	—
SCB	JPY	(42,859,000)	USD	408,338	1/15/21	—	(6,822)
SCB	JPY	195,123,000	USD	(1,876,223)	1/15/21	13,866	—
SCB	JPY	32,589,000	USD	(315,762)	1/15/21	—	(84)
SCB	NOK	(30,895,000)	USD	3,354,852	1/15/21	—	(248,386)
SCB	SEK	(602,000)	USD	72,589	1/15/21	—	(595)
SSB	AUD	5,686,000	USD	(4,143,527)	1/15/21	240,925	—
SSB	AUD	(102,000)	USD	74,882	1/15/21	—	(3,770)
SSB	CAD	(863,000)	USD	650,410	1/15/21	—	(27,620)
SSB	CAD	252,000	USD	(193,540)	1/15/21	4,448	—
SSB	CHF	4,794,000	USD	(5,260,491)	1/15/21	157,248	—
SSB	EUR	(4,193,000)	USD	4,947,348	1/15/21	—	(177,042)
SSB	EUR	257,000	USD	(312,024)	1/15/21	2,064	—
SSB	EUR	(884,000)	USD	1,082,580	1/15/21	2,217	—
SSB	GBP	(3,619,000)	USD	4,705,340	1/15/21	—	(244,320)
SSB	GBP	75,000	USD	(97,216)	1/15/21	5,361	—
SSB	HKD	(15,983,000)	USD	2,061,293	1/15/21	—	(506)
SSB	HKD	(4,340,000)	USD	559,964	1/15/21	106	—
SSB	JPY	116,258,000	USD	(1,118,153)	1/15/21	7,997	—
SSB	JPY	(381,921,000)	USD	3,652,690	1/15/21	—	(46,844)
SSB	PHP	(16,945,541)	USD	351,991	1/4/21	—	(757)
SSB	SEK	(5,519,000)	USD	651,954	1/15/21	—	(18,979)
UBS	AUD	312,000	USD	(221,129)	1/15/21	19,453	—
UBS	AUD	(650,000)	USD	473,530	1/15/21	—	(27,683)
UBS	CAD	45,000	USD	(34,210)	1/15/21	1,145	—
UBS	EUR	(717,000)	USD	857,436	1/15/21	—	(18,831)
UBS	GBP	340,000	USD	(448,614)	1/15/21	16,400	—
UBS	HKD	(64,729,000)	USD	8,348,369	1/15/21	—	(1,640)
UBS	HKD	734,000	USD	(94,701)	1/15/21	—	(16)
UBS	HKD	8,707,000	USD	(1,123,127)	1/15/21	73	—
UBS	HKD	(5,108,000)	USD	658,954	1/15/21	25	—
UBS	JPY	30,168,000	USD	(289,282)	1/15/21	2,945	—
UBS	JPY	(6,475,000)	USD	61,879	1/15/21	—	(842)
UBS	SEK	(5,534,000)	USD	640,273	1/15/21	—	(32,484)
LVIP BlackRock Global Real Estate Fund–8

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
UBS	SEK	(167,000)	USD	20,413	1/15/21	$ 111	$ —
UBS	SGD	31,000	USD	(23,097)	1/15/21	360	—
Total Foreign Currency Exchange Contracts						$1,955,264	$(1,472,228)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.

Summary of Abbreviations:
AUD–Australian Dollar
BCLY–Barclays Bank
BOA–Bank of America
CAD–Canadian Dollar
CHF–Swiss Franc
CITI–Citigroup Global Markets
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
NOK–Norwegian Krone
NZD–New Zealand Dollar
PHP–Philippine Peso
REIT–Real Estate Investment Trust
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
THB–Thailand Baht
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–9

LVIP BlackRock Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 13,493,338
Foreign taxes withheld	(473,479)
13,019,859
EXPENSES:
Management fees	3,081,656
Distribution fees-Service Class	236,861
Custodian fees	161,494
Accounting and administration expenses	137,130
Shareholder servicing fees	130,346
Reports and statements to shareholders	37,538
Professional fees	34,120
Pricing fees	28,955
Trustees’ fees and expenses	11,436
Consulting fees	3,225
Other	80,909
3,943,670
Less:
Management fees waived	(69,947)
Total operating expenses	3,873,723
NET INVESTMENT INCOME	9,146,136
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(18,601,161)
Foreign currencies	(251,169)
Foreign currency exchange contracts	499,483
Swap contracts	71,640
Net realized loss	(18,281,207)
Net change in unrealized appreciation (depreciation) of:
Investments	(1,922,679)
Foreign currencies	20,386
Foreign currency exchange contracts	789,215
Net change in unrealized appreciation (depreciation)	(1,113,078)
NET REALIZED AND UNREALIZED LOSS	(19,394,285)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,248,149)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,146,136	$ 14,161,933
Net realized gain (loss)	(18,281,207)	56,378,808
Net change in unrealized appreciation (depreciation)	(1,113,078)	62,155,386
Net increase (decrease) in net assets resulting from operations	(10,248,149)	132,696,127
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(29,139,298)	(31,935,376)
Service Class	(8,470,463)	(7,694,605)
	(37,609,761)	(39,629,981)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	79,477,392	196,033,398
Service Class	13,882,665	8,671,727
Reinvestment of dividends and distributions:
Standard Class	29,139,298	31,935,376
Service Class	8,470,463	7,694,605
	130,969,818	244,335,106
Cost of shares redeemed:
Standard Class	(164,608,745)	(262,566,887)
Service Class	(17,981,820)	(21,692,112)
	(182,590,565)	(284,258,999)
Decrease in net assets derived from capital share transactions	(51,620,747)	(39,923,893)
NET INCREASE (DECREASE) IN NET ASSETS	(99,478,657)	53,142,253
NET ASSETS:
Beginning of year	533,558,304	480,416,051
End of year	$ 434,079,647	$ 533,558,304
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–10

LVIP BlackRock Global Real Estate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Standard Class
	Year Ended
	12/31/20	12/31/19 [1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.769	$ 8.456	$ 9.587	$ 9.024	$ 9.306
Income (loss) from investment operations:
Net investment income[2]	0.176	0.212	0.207	0.229	0.203
Net realized and unrealized gain (loss)	(0.458)	1.871	(0.986)	0.746	(0.089)
Total from investment operations	(0.282)	2.083	(0.779)	0.975	0.114
Less dividends and distributions from:
Net investment income	(0.464)	(0.355)	(0.352)	(0.412)	(0.396)
Net realized gain	(0.311)	(0.415)	—	—	—
Total dividends and distributions	(0.775)	(0.770)	(0.352)	(0.412)	(0.396)
Net asset value, end of period	$ 8.712	$ 9.769	$ 8.456	$ 9.587	$ 9.024
Total return[3]	(2.21%)	24.92%	(8.34%)	10.87%	1.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$332,627	$426,116	$382,835	$296,649	$288,333
Ratio of expenses to average net assets	0.81%	0.76%	0.78%	0.78%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.77%	0.79%	0.78%	0.75%
Ratio of net investment income to average net assets	2.09%	2.21%	2.25%	2.44%	2.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.20%	2.24%	2.44%	2.14%
Portfolio turnover	120%	155%	116%	89%	45%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–11

LVIP BlackRock Global Real Estate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Service Class
	Year Ended
	12/31/20	12/31/19 [1]	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.658	$ 8.367	$ 9.489	$ 8.937	$ 9.219
Income (loss) from investment operations:
Net investment income[2]	0.153	0.191	0.182	0.203	0.177
Net realized and unrealized gain (loss)	(0.454)	1.844	(0.976)	0.738	(0.086)
Total from investment operations	(0.301)	2.035	(0.794)	0.941	0.091
Less dividends and distributions from:
Net investment income	(0.444)	(0.329)	(0.328)	(0.389)	(0.373)
Net realized gain	(0.311)	(0.415)	—	—	—
Total dividends and distributions	(0.755)	(0.744)	(0.328)	(0.389)	(0.373)
Net asset value, end of period	$ 8.602	$ 9.658	$ 8.367	$ 9.489	$ 8.937
Total return[3]	(2.45%)	24.60%	(8.57%)	10.58%	0.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$101,452	$107,442	$ 97,581	$116,005	$110,338
Ratio of expenses to average net assets	1.06%	1.01%	1.03%	1.03%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.02%	1.04%	1.03%	1.00%
Ratio of net investment income to average net assets	1.84%	1.96%	2.00%	2.19%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.95%	1.99%	2.19%	1.89%
Portfolio turnover	120%	155%	116%	89%	45%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–12

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP BlackRock Global Real Estate Fund–13

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the Fund’s average daily net assets; and 0.63% of the Fund’s average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive portion of its advisory fee as follows: 0.02% of the first $250 million of the Fund’s average daily net assets; 0.01% of the next $500 million; and 0.00% of the Fund’s average daily net assets in excess of $750 million.
 The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$28,428
Legal	5,035
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $32,454 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP BlackRock Global Real Estate Fund–14

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$243,222
Distribution fees payable to LFD	21,160
Printing and mailing fees payable to Lincoln Life	62
Shareholder servicing fees payable to Lincoln Life	10,485
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$537,064,642
Sales	614,494,682
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$382,760,142
Aggregate unrealized appreciation of investments and derivatives	$ 59,787,400
Aggregate unrealized depreciation of investments and derivatives	(10,007,952)
Net unrealized appreciation of investments and derivatives	$ 49,779,448
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP BlackRock Global Real Estate Fund–15

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 9,869,980	$—	$ 9,869,980
Belgium	—	5,207,499	—	5,207,499
Canada	11,594,307	—	—	11,594,307
China	4,497,412	—	—	4,497,412
France	—	2,226,843	—	2,226,843
Germany	—	34,468,231	—	34,468,231
Hong Kong	—	27,482,316	—	27,482,316
Japan	—	52,749,862	—	52,749,862
Malta	—	—	55	55
Philippines	98,186	—	—	98,186
Republic of Korea	2,849,888	—	—	2,849,888
Singapore	—	7,359,747	—	7,359,747
Spain	—	7,277,064	—	7,277,064
Sweden	—	9,762,708	—	9,762,708
United Kingdom	—	23,130,245	—	23,130,245
United States	232,916,590	—	—	232,916,590
Money Market Fund	866,879	—	—	866,879
Total Investments	$252,823,262	$179,534,495	$ 55	$432,357,812
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$ 1,955,264	$—	$ 1,955,264
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,472,228)	$—	$(1,472,228)
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$22,454,458	$39,629,981
Long-term capital gains	15,155,303	—
Total	$37,609,761	$39,629,981
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 12,559,267
Capital loss carryforward	(16,830,421)
Other temporary differences	(287,932)
Net unrealized appreciation	49,801,325
Distributable earnings/(accumulated loss)	$ 45,242,239
LVIP BlackRock Global Real Estate Fund–16

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,979,814	$11,850,607	$16,830,421
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	11,146,578	20,853,854
Service Class	1,755,270	889,715
Shares reinvested:
Standard Class	3,565,998	3,350,485
Service Class	1,051,241	817,226
	17,519,087	25,911,280
Shares redeemed:
Standard Class	(20,152,478)	(25,859,174)
Service Class	(2,136,997)	(2,245,454)
	(22,289,475)	(28,104,628)
Net decrease	(4,770,388)	(2,193,348)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in
LVIP BlackRock Global Real Estate Fund–17

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
the trade being executed at a less favorable price. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2020, the Fund used contracts for difference to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$1,955,264	Receivables and other assets net of liabilities	$(1,472,228)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$499,483	$789,215
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	71,640	—
Total		$571,123	$789,215
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$64,516,964	$63,257,414
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP BlackRock Global Real Estate Fund–18

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 139,424	$ (48,391)	$ 91,033
Barclays Bank PLC	59,188	(83,086)	(23,898)
Citigroup Global Markets	195	(109,768)	(109,573)
Deutsche Bank	22,828	(137,059)	(114,231)
Goldman Sachs International	489,483	(66,436)	423,047
Hong Kong Shanghai Bank	575,145	(83,688)	491,457
JPMorgan Chase Bank	73,991	(10,667)	63,324
Standard Chartered Bank	134,132	(331,799)	(197,667)
State Street Bank & Trust Company	420,366	(519,838)	(99,472)
UBS AG	40,512	(81,496)	(40,984)
Total	$1,955,264	$(1,472,228)	$ 483,036

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	91,033	—	—	—	—	91,033
Barclays Bank PLC	(23,898)	—	—	—	—	(23,898)
Citigroup Global Markets	(109,573)	—	—	—	—	(109,573)
Deutsche Bank	(114,231)	—	—	—	—	(114,231)
Goldman Sachs International	423,047	—	—	—	—	423,047
Hong Kong Shanghai Bank	491,457	—	—	—	—	491,457
JPMorgan Chase Bank	63,324	—	—	—	—	63,324
Standard Chartered Bank	(197,667)	—	—	—	—	(197,667)
State Street Bank & Trust Company	(99,472)	—	—	—	—	(99,472)
UBS AG	(40,984)	—	—	—	—	(40,984)
Total	483,036	—	—	—	—	483,036

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP BlackRock Global Real Estate Fund–19

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Real Estate Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Real Estate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Global Real Estate Fund–21

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
Approval of Investment Management Agreement
On August 20-21 and September 9-10, 2019, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $750 million for the Fund through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP BlackRock Global Real Estate Fund–22

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $750 million for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that in February 2019 BlackRock replaced the prior subadviser to the Fund. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by BlackRock regarding BlackRock’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Real Estate Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Global Real Estate Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Global Real Estate Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Global Real Estate Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Real Estate Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Real Estate Fund–28

LVIP BlackRock Inflation Protected Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock Inflation Protected Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Financial Management, Inc.
The Fund returned 5.28% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned 5.83%.
The global markets in 2020 were shocked by the COVID-19 pandemic and geopolitical uncertainty. The year started with a reflationary outlook, but the emergence of the COVID-19 virus in early Q1 that quickly spread across the globe sparked a massive risk-off move. The flight-to-safety trade resulted in an unprecedented rally in rates over Q1. The US Federal Reserve (Fed) lowered interest rates by 150 bps via two emergency rate cuts. This was accompanied by historic coordinated fiscal and monetary stimulus programs. These programs helped taper market volatility over Q2, but the strict lockdown measures across the US contributed to a significant increase in the unemployment rate. The combination of fiscal and monetary stimulus helped risk assets to stage a strong comeback. Clarity on the US election outcome and positive vaccine development further supported the risk-on tone in late 2020. In Europe, the European Central Bank (ECB) and Bank of England (BoE) announced record quantitative easing (QE) and monetary stimulus programs. This was paired with an unprecedented €750bn fiscal stimulus plan in the EU. The recovery plan is seen as a lifeline to many of the hardest-hit European countries to support their economies. The EU and the UK finally reached a trade deal in Q4 after a turbulent year of trade negotiations that led to a seesaw in risk sentiment. This brings a marked end to the four-year Brexit saga.
The Fund was broadly positioned for a risk-on, reflationary environment entering 2020. The historic rally in global rates resulting from the COVID-19 outbreak thus generally hurt the Fund's performance. The sharp rally in US rates in Q1 2020 negatively impacted the Team's structural bias to being underweight US nominal rates. However, the easing of political and vaccine uncertainties in the second half of 2020 helped risk assets to stage a strong comeback. The US election outcome and the commencement of mass inoculation added fuel to the reflationary outlook, resulting in a sell-off in US nominal rates. The outbreak induced economic uncertainty that lowered inflation expectations worldwide, alongside the broader flight-to-quality move in Q1. This hurt the performance of the Fund's long breakeven expressions in Japan and Italy. But the strong retracement in breakeven levels in the US, along with peripheral European country, helped offset the losses from early in the year.
The Fund uses futures to adjust nominal duration and curve positioning, as a rates hedge, or to implement breakeven inflation views. FX forwards are used to hedge currency exposure or to express currency views. With regards to the LIBOR transition, the team sees no issues given that BlackRock is well ahead of the planning in anticipation of the move. BlackRock Global Fixed Income’s own Jack Hattem sits on the Fed’s Alternative Reference Rates Committee
(ARRC). This is not expected to have a material effect on the Fund.
Portfolio Managers:
BlackRock Financial Management, Inc.:	Akiva Dickstein Chris Allen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,967 for the Standard Class shares and to $12,649 for the Service Class shares. For comparison, look at how the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $13,261. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.28%
Five Years	+ 3.42%
Ten Years	+ 2.63%
Service Class Shares
One Year	+ 5.02%
Five Years	+ 3.16%
Ten Years	+ 2.38%
1. The Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond index USD hedged measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.
LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,032.80	0.49%	$2.50
Service Class Shares	1,000.00	1,031.60	0.74%	3.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.49%	$2.49
Service Class Shares	1,000.00	1,021.40	0.74%	3.76

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.01%
Non-Agency Commercial Mortgage-Backed Securities	0.28%
Sovereign Bonds	48.35%
Australia	1.26%
Canada	0.72%
Colombia	0.06%
Denmark	0.32%
France	13.47%
Germany	4.14%
Italy	6.38%
Japan	7.02%
Mexico	0.14%
New Zealand	0.93%
Panama	0.03%
Spain	3.06%
Sweden	1.08%
United Kingdom	9.74%
U.S. Treasury Obligations	50.07%
Money Market Fund	1.90%
Total Investments	100.61%
Liabilities Net of Receivables and Other Assets	(0.61%)
Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	50.72%
AAA	8.61%
AA	21.83%
A	8.86%
BBB	7.48%
Non-Rated	2.50%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2020
		Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.01%
ABN Amro Mortgage Series 2003-4 A4 5.50% 3/25/33		28,238	$ 28,238
♦CHL Mortgage Pass-Through Trust Series 2004-5 2A4 5.50% 5/25/34		54,130	54,189
♦WaMu Mortgage Pass-Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33		63,511	64,743
Total Non-Agency Collateralized Mortgage Obligations (Cost $149,971)			147,170
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.28%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30		1,014,000	1,063,068
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36		930,000	965,652
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH A 3.55% 4/10/34		883,000	886,742
•Irvine Core Office Trust Series 2013-IRV A2 3.17% 5/15/48		798,000	832,995
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.92% 2/15/46		357,000	369,885
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,045,296)			4,118,342
ΔSOVEREIGN BONDS–48.35%
Australia–1.26%
Australia Government Bonds
0.75% 11/21/27	AUD	1,155,000	1,053,541
1.25% 2/21/22	AUD	5,255,000	4,841,273
1.25% 8/21/40	AUD	490,000	532,963
2.50% 9/20/30	AUD	3,735,000	4,676,967
3.00% 9/20/25	AUD	6,115,000	7,113,544
			18,218,288
Canada–0.72%
Canadian Government Real Return Bonds
4.25% 12/1/21	CAD	4,931,483	4,063,194
4.25% 12/1/26	CAD	6,058,020	6,286,892
			10,350,086
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Colombia–0.06%
Colombia Government International Bond 3.00% 1/30/30		890,000	$ 932,729
			932,729
Denmark–0.32%
Denmark Inflation Linked Government Bond 0.10% 11/15/23	DKK	26,831,000	4,589,112
			4,589,112
France–13.47%
French Republic Government Bond O.A.T
0.10% 3/1/21	EUR	20,299,742	24,805,976
0.10% 3/1/26	EUR	8,028,888	10,589,013
0.10% 3/1/28	EUR	2,056,569	2,748,549
0.10% 3/1/29	EUR	2,560,245	3,531,994
0.25% 7/25/24	EUR	11,330,254	14,745,353
0.70% 7/25/30	EUR	43,020,496	63,786,367
1.10% 7/25/22	EUR	24,292,094	31,000,363
1.85% 7/25/27	EUR	7,050,415	10,576,248
2.10% 7/25/23	EUR	14,810,402	19,602,095
3.40% 7/25/29	EUR	766,563	1,338,771
3.40% 7/25/29	EUR	6,951,041	12,139,706
			194,864,435
Germany–4.14%
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/23	EUR	26,650,653	33,491,855
0.10% 4/15/26	EUR	4,977,126	6,601,802
0.50% 4/15/30	EUR	13,534,562	19,852,080
			59,945,737
Italy–6.38%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds
0.10% 5/15/22	EUR	1,554,163	1,923,326
0.10% 5/15/23	EUR	7,085,560	8,842,181
0.40% 5/15/30	EUR	6,403,301	8,296,486
0.45% 5/22/23	EUR	295,757	367,370
1.25% 9/15/32	EUR	156,614	222,830
1.30% 5/15/28	EUR	16,560,363	22,697,124
2.10% 9/15/21	EUR	2,502,626	3,132,849
2.35% 9/15/24	EUR	6,302,400	8,608,264
2.60% 9/15/23	EUR	17,172,924	23,058,353
3.10% 9/15/26	EUR	10,182,314	15,141,024
			92,289,807
Japan–7.02%
Japanese Government CPI Linked Bonds
0.10% 9/10/23	JPY	673,920,500	6,536,549
0.10% 3/10/24	JPY	456,328,800	4,423,855
0.10% 9/10/24	JPY	868,044,600	8,415,211
0.10% 3/10/25	JPY	1,428,532,600	13,848,832
0.10% 3/10/26	JPY	993,154,104	9,647,315
LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japanese Government CPI Linked Bonds (continued)
0.10% 3/10/27	JPY	863,384,518	$ 8,391,775
0.10% 3/10/28	JPY	2,789,627,676	27,073,613
0.10% 3/10/29	JPY	2,174,844,770	21,149,210
0.20% 3/10/30	JPY	202,797,474	2,004,504
			101,490,864
Mexico–0.14%
Mexico Government International Bond 2.66% 5/24/31		915,000	936,548
Mexico Government International Bonds 4.50% 4/22/29		940,000	1,103,560
			2,040,108
New Zealand–0.93%
New Zealand Government Bonds 1.75% 5/15/41	NZD	6,005,000	4,254,795
New Zealand Government Inflation Linked Bond
2.00% 9/20/25	NZD	5,594,000	5,000,636
2.50% 9/20/40	NZD	712,000	800,485
3.00% 9/20/30	NZD	3,195,000	3,368,458
			13,424,374
Panama–0.03%
Panama Government International Bond 4.50% 4/1/56		310,000	399,125
			399,125
Spain–3.06%
Spain Government Bond 1.00% 10/31/50	EUR	4,605,000	5,815,847
Spain Government Inflation Linked Bond 1.00% 11/30/30	EUR	8,282,236	12,142,503
Spain Government Inflation Linked Bonds
0.15% 11/30/23	EUR	1,041,847	1,326,509
0.65% 11/30/27	EUR	6,927,638	9,538,392
0.70% 11/30/33	EUR	456,770	670,526
1.80% 11/30/24	EUR	10,719,584	14,761,863
			44,255,640
Sweden–1.08%
Sweden Inflation Linked Bonds
0.13% 6/1/26	SEK	12,325,000	1,760,492
0.13% 12/1/27	SEK	4,090,000	590,341
0.25% 6/1/22	SEK	22,950,000	3,072,379
1.00% 6/1/25	SEK	31,395,000	4,568,555
3.50% 12/1/28	SEK	25,000,000	5,690,401
			15,682,168
United Kingdom–9.74%
United Kingdom Gilt Inflation Linked Bonds
0.13% 3/22/24	GBP	11,794,107	17,744,451
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
United Kingdom (continued)
United Kingdom Gilt Inflation Linked Bonds (continued)
0.13% 3/22/26	GBP	5,948,869	$ 9,533,409
0.13% 8/10/28	GBP	8,405,331	14,520,426
0.13% 3/22/29	GBP	5,993,369	10,518,033
1.25% 11/22/27	GBP	12,928,077	23,431,875
1.88% 11/22/22	GBP	39,932,613	59,789,229
2.50% 7/17/24	GBP	1,115,000	5,387,052
			140,924,475
Total Sovereign Bonds (Cost $629,732,547)			699,406,948
U.S. TREASURY OBLIGATIONS–50.07%
U.S. Treasury Bonds
1.13% 8/15/40		3,955,000	3,738,093
1.38% 11/15/40		2,095,000	2,067,830
1.38% 8/15/50		1,075,000	1,004,453
U.S. Treasury Inflation Index
1.00% 2/15/48		100,311	139,468
∞1.00% 2/15/49		1,997,106	2,808,479
U.S. Treasury Inflation Indexed Bonds
0.13% 7/15/22		169,843	175,083
0.13% 7/15/24		23,949,962	25,639,542
0.13% 10/15/24		24,337,062	26,089,949
0.13% 7/15/26		21,285,853	23,402,734
0.13% 1/15/30		37,703,923	42,043,839
0.13% 7/15/30		3,056,866	3,427,471
0.25% 1/15/25		40,826,011	44,045,864
0.25% 7/15/29		40,496,087	45,824,081
0.25% 2/15/50		1,225,476	1,458,534
0.38% 7/15/23		26,047,191	27,589,038
0.38% 7/15/25		32,945,490	36,177,533
×0.38% 1/15/27		42,772,155	47,716,653
0.38% 7/15/27		33,679,198	37,879,512
0.50% 1/15/28		44,105,915	49,994,698
0.63% 4/15/23		11,829,106	12,454,096
0.63% 1/15/24		24,193,796	25,962,363
0.63% 1/15/26		38,258,514	42,694,987
×0.75% 7/15/28		44,786,536	52,069,932
0.88% 1/15/29		39,683,924	46,619,833
1.75% 1/15/28		9,731,985	11,933,425
2.00% 1/15/26		5,464,105	6,495,326
2.38% 1/15/25		13,072,181	15,272,396
2.38% 1/15/27		587,487	730,183
∞2.50% 1/15/29		5,608,016	7,364,196
3.88% 4/15/29		5,416,972	7,802,462
U.S. Treasury Notes 0.13% 4/15/25		31,230,009	33,590,715
United States Treasury Inflation Indexed
0.13% 10/15/25		16,773,586	18,234,960
0.50% 4/15/24		20,348,998	21,809,027
Total U.S. Treasury Obligations (Cost $661,051,717)			724,256,755

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.90%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	27,418,851	$ 27,418,851
Total Money Market Fund (Cost $27,418,851)		27,418,851

TOTAL INVESTMENTS–100.61% (Cost $1,322,398,382)	1,455,348,066
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.61%)	(8,774,671)
NET ASSETS APPLICABLE TO 137,145,455 SHARES OUTSTANDING –100.00%	$1,446,573,395
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($656,833,693 / 62,191,044 Shares)	$10.562
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($789,739,702 / 74,954,411 Shares)	$10.536
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,475,694,254
Distributable earnings/(accumulated loss)	(29,120,859)
TOTAL NET ASSETS	$1,446,573,395

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Securities have been classified by country of origin.
∞ Fully or partially pledged as collateral for futures contracts.
× Fully or partially pledged as collateral for derivatives.
★ Includes $4,558,518 payable for securities purchased, $916,327 payable for fund shares redeemed, $106,046 other accrued expenses payable, $708,980 due to manager and affiliates and $5,138 variation margin due to broker on futures contracts as of December 31, 2020.
LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	EUR	(4,504,000)	USD	5,480,953	1/6/21	$ —	$ (22,324)
BCLY	SEK	(127,460,000)	USD	14,875,916	1/7/21	—	(617,746)
BNP	AUD	(23,336,000)	USD	17,170,218	1/6/21	—	(822,271)
BNP	CAD	(12,837,000)	USD	9,900,756	1/6/21	—	(184,497)
CITI	CAD	1,821,112	USD	(1,430,000)	3/11/21	964	—
CITI	CAD	(1,830,911)	USD	1,435,000	3/17/21	—	(3,684)
CITI	GBP	(100,116,000)	USD	133,534,310	1/6/21	—	(3,383,839)
GSI	CAD	(561,445)	USD	440,697	1/6/21	—	(396)
GSI	EUR	(3,075,797)	USD	3,683,645	1/6/21	—	(74,561)
GSI	EUR	(1,773,349)	USD	2,171,230	2/3/21	3,071	—
GSI	GBP	514,071	USD	(686,751)	1/6/21	16,290	—
HSBC	GBP	(1,233,000)	USD	1,665,579	1/6/21	—	(20,666)
MSC	EUR	(313,667,663)	USD	375,226,059	1/6/21	—	(8,033,281)
MSC	EUR	149,508,663	USD	(183,642,986)	1/6/21	—	(963,678)
MSC	EUR	(149,508,663)	USD	183,758,107	2/3/21	963,577	—
MSC	GBP	(2,521,000)	USD	3,403,571	1/6/21	—	(44,136)
RBS	SEK	(1,158,000)	USD	135,819	1/7/21	—	(4,944)
SCB	NZD	(18,874,000)	USD	13,235,255	1/6/21	—	(345,236)
UBS	DKK	(28,524,000)	USD	4,575,192	1/6/21	—	(107,484)
UBS	JPY	(10,489,270,000)	USD	100,662,686	1/6/21	—	(931,822)
Total Foreign Currency Exchange Contracts						$983,902	$(15,560,565)

[1]	See Note 7 in Notes to Financial Statements.
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(79)	Canadian Government Bonds	$ (9,253,594)	$ (9,227,442)	3/22/21	$ —	$ (26,152)
(29)	Euro-BTP	(5,385,388)	(5,354,893)	3/8/21	—	(30,495)
(73)	Euro-Bund	(15,842,016)	(15,842,242)	3/8/21	226	—
(24)	Euro-BUXL	(6,603,947)	(6,544,109)	3/8/21	—	(59,838)
(166)	Euro-O.A.T.	(34,040,986)	(33,961,170)	3/8/21	—	(79,816)
198	Long Gilt	36,699,509	36,326,824	3/29/21	372,685	—
(276)	U.S. Treasury 10 yr Notes	(38,109,562)	(38,057,437)	3/22/21	—	(52,125)
(6)	U.S. Treasury 10 yr Ultra Notes	(938,156)	(936,460)	3/22/21	—	(1,696)
155	U.S. Treasury 2 yr Notes	34,251,367	34,218,431	3/31/21	32,936	—
68	U.S. Treasury 5 yr Notes	8,579,156	8,572,677	3/31/21	6,479	—
(47)	U.S. Treasury Ultra Bonds	(10,037,438)	(10,099,913)	3/22/21	62,475	—
Total Futures Contracts					$474,801	$(250,122)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
BNP–BNP Paribas
BTP–Buoni del Tesoro Poliennali
BUXL–Bundesanleihe
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CPI–Consumer Price Index
DKK–Danish Krone
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
RBS–Royal Bank of Scotland
SCB–Standard Chartered Bank
SEK–Swedish Krona
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$ 6,796,321
Foreign taxes withheld	(48)
6,796,273
EXPENSES:
Management fees	5,940,008
Distribution fees-Service Class	1,904,695
Shareholder servicing fees	412,526
Accounting and administration expenses	283,289
Custodian fees	118,221
Reports and statements to shareholders	98,980
Professional fees	75,918
Trustees’ fees and expenses	35,869
Pricing fees	23,100
Consulting fees	3,831
Other	17,756
Total operating expenses	8,914,193
NET INVESTMENT LOSS	(2,117,920)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	28,812,998
Foreign currencies	(750,846)
Foreign currency exchange contracts	(35,893,084)
Futures contracts	(8,869,312)
Net realized loss	(16,700,244)
Net change in unrealized appreciation (depreciation) of:
Investments	91,327,321
Foreign currencies	(92,752)
Foreign currency exchange contracts	(4,905,928)
Futures contracts	(516,145)
Net change in unrealized appreciation (depreciation)	85,812,496
NET REALIZED AND UNREALIZED GAIN	69,112,252
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 66,994,332
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (2,117,920)	$ 14,542,796
Net realized gain (loss)	(16,700,244)	20,217,284
Net change in unrealized appreciation (depreciation)	85,812,496	54,399,600
Net increase in net assets resulting from operations	66,994,332	89,159,680
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,117,539)	(15,840,209)
Service Class	(1,228,926)	(15,683,782)
Return of capital:
Standard Class	—	(173,242)
Service Class	—	(171,531)
	(2,346,465)	(31,868,764)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	190,955,769	122,587,496
Service Class	100,351,399	59,952,275
Reinvestment of dividends and distributions:
Standard Class	1,117,539	16,013,451
Service Class	1,228,926	15,855,313
	293,653,633	214,408,535
Cost of shares redeemed:
Standard Class	(271,566,737)	(227,689,647)
Service Class	(138,054,299)	(108,880,721)
	(409,621,036)	(336,570,368)
Decrease in net assets derived from capital share transactions	(115,967,403)	(122,161,833)
NET DECREASE IN NET ASSETS	(51,319,536)	(64,870,917)
NET ASSETS:
Beginning of year	1,497,892,931	1,562,763,848
End of year	$1,446,573,395	$1,497,892,931
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.048	$ 9.709	$ 10.209	$ 10.158	$ 9.936
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.002)	0.104	0.170	0.108	0.021
Net realized and unrealized gain (loss)	0.533	0.467	(0.143)	0.112	0.334
Total from investment operations	0.531	0.571	0.027	0.220	0.355
Less dividends and distributions from:
Net investment income	(0.017)	(0.229)	(0.293)	(0.169)	(0.133)
Return of capital	—	(0.003)	(0.234)	—	—
Total dividends and distributions	(0.017)	(0.232)	(0.527)	(0.169)	(0.133)
Net asset value, end of period	$ 10.562	$ 10.048	$ 9.709	$ 10.209	$ 10.158
Total return[2]	5.28%	5.89%	0.27%	2.18%	3.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$656,834	$706,436	$766,173	$373,352	$530,309
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.47%
Ratio of net investment income (loss) to average net assets[3]	(0.01%)	1.04%	1.68%	1.05%	0.21%
Portfolio turnover	99%	100%	107%	101%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.049	$ 9.710	$ 10.184	$ 10.158	$ 9.912
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.027)	0.079	0.145	0.082	(0.004)
Net realized and unrealized gain (loss)	0.531	0.466	(0.143)	0.113	0.332
Total from investment operations	0.504	0.545	0.002	0.195	0.328
Less dividends and distributions from:
Net investment income	(0.017)	(0.204)	(0.265)	(0.169)	(0.082)
Return of capital	—	(0.002)	(0.211)	—	—
Total dividends and distributions	(0.017)	(0.206)	(0.476)	(0.169)	(0.082)
Net asset value, end of period	$ 10.536	$ 10.049	$ 9.710	$ 10.184	$ 10.158
Total return[2]	5.02%	5.62%	0.02%	1.94%	3.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$789,740	$791,457	$796,591	$850,504	$805,119
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.72%
Ratio of net investment income (loss) to average net assets[3]	(0.26%)	0.79%	1.43%	0.80%	(0.04%)
Portfolio turnover	99%	100%	107%	101%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$88,361
Legal	15,639
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $85,010 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$508,091
Distribution fees payable to LFD	165,261
Printing and mailing fees payable to Lincoln Life	327
Shareholder servicing fees payable to Lincoln Life	35,301
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $975,494 and securities sales of $1,114,587, which resulted in net realized gains of $74,079.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$568,989,957
Purchases of U.S. government securities	814,028,493
Sales other than U.S. government securities	564,250,692
Sales of U.S. government securities	969,746,809
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,334,403,244
Aggregate unrealized appreciation of investments and derivatives	$ 136,828,042
Aggregate unrealized depreciation of investments and derivatives	(16,016,855)
Net unrealized appreciation of investments and derivatives	$ 120,811,187
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Non-Agency Collateralized Mortgage Obligations	$ —	$ 147,170	$—	$ 147,170
Non-Agency Commercial Mortgage-Backed Securities	—	4,118,342	—	4,118,342
Sovereign Bonds	—	699,406,948	—	699,406,948
U.S. Treasury Obligations	—	724,256,755	—	724,256,755
Money Market Fund	27,418,851	—	—	27,418,851
Total Investments	$27,418,851	$1,427,929,215	$—	$1,455,348,066
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 983,902	$—	$ 983,902
Futures Contracts	$ 474,801	$ —	$—	$ 474,801
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(15,560,565)	$—	$(15,560,565)
Futures Contracts	$(250,122)	$ —	$—	$ (250,122)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss, mark-to-market on forward contracts, mark-to-market on futures contracts, Open US and Foreign Tips Adjustments and other.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$2,346,465	$31,523,991
Return of capital	—	344,773
Total	$2,346,465	$31,868,764
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 15,863,548
Capital loss carryforward	(69,766,192)
Other temporary differences	(100,612,756)
Net unrealized appreciation	125,394,541
Distributable earnings/(accumulated loss)	$ (29,120,859)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to prior year tax return of capital true up adjustments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(344,773)	$344,773
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$7,575,854	$62,190,338	$69,766,192
In 2020, the Fund utilized $30,411,874 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	18,596,886	12,243,913
Service Class	9,737,604	5,985,961
Shares reinvested:
Standard Class	107,198	1,599,745
Service Class	118,075	1,583,631
	28,559,763	21,413,250
Shares redeemed:
Standard Class	(26,818,817)	(22,452,552)
Service Class	(13,660,403)	(10,852,011)
	(40,479,220)	(33,304,563)
Net decrease	(11,919,457)	(11,891,313)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2020, the Fund pledged securities with a value of $2,793,671 as collateral for futures contracts.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ 983,902	Liabilities net of receivables and other assets	$(15,560,565)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	474,801	Liabilities net of receivables and other assets	(250,122)
Total		$1,458,703		$(15,810,687)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(35,893,084)	$(4,905,928)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(8,869,312)	(516,145)
Total		$(44,762,396)	$(5,422,073)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$513,668,932	$1,147,705,743
Futures contracts (average notional value)	164,995,796	185,239,132
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Barclays Bank PLC	$ —	$ (640,070)	$ (640,070)
BNP Paribas SA	—	(1,006,768)	(1,006,768)
Citigroup Global Markets	964	(3,387,523)	(3,386,559)
Goldman Sachs International	19,361	(74,957)	(55,596)
Hong Kong Shanghai Bank	—	(20,666)	(20,666)
Morgan Stanley Capital	963,577	(9,041,095)	(8,077,518)
Royal Bank of Scotland	—	(4,944)	(4,944)
Standard Chartered Bank	—	(345,236)	(345,236)
UBS AG	—	(1,039,306)	(1,039,306)
Total	$983,902	$(15,560,565)	$(14,576,663)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Barclays Bank PLC	(640,070)	—	—	—	—	(640,070)
BNP Paribas SA	(1,006,768)	—	—	—	—	(1,006,768)
Citigroup Global Markets	(3,386,559)	—	—	—	—	(3,386,559)
Goldman Sachs International	(55,596)	—	—	—	—	(55,596)
Hong Kong Shanghai Bank	(20,666)	—	—	—	—	(20,666)
Morgan Stanley Capital	(8,077,518)	—	—	5,411,403	—	(2,666,115)
Royal Bank of Scotland	(4,944)	—	—	—	—	(4,944)
Standard Chartered Bank	(345,236)	—	—	—	—	(345,236)
UBS AG	(1,039,306)	—	—	—	—	(1,039,306)
Total	(14,576,663)	—	—	5,411,403	—	(9,165,260)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.
LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Inflation Protected Bond Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Inflation Protected Bond Fund–22

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg Barclays World Government IL 1-10 Year Hedged Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for one-, three- and five-year periods. The Board considered LIAC’s view that underperformance compared to peers was attributable to the Fund having a shorter duration and lower exposure to the U.S. and underperformance compared to the benchmark was largely attributable to the Fund’s shorter duration and transaction costs related to compliance with IRS diversification requirements. The Board also considered LIAC’s statement that it was comfortable with the team and its investment process and that longer term performance was consistent with expectations. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, and the subadvisory fee schedule for similar accounts subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Inflation Protected Bond Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock Inflation Protected Bond Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock Inflation Protected Bond Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Inflation Protected Bond Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Inflation Protected Bond Fund–28

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 3.34% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation composite1, returned 13.24% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
2020 was largely a good year for investors as global equities, investment grade, high yield bonds, and treasuries all delivered strong results. But 2020, of course, was anything but a good year. The Coronavirus pandemic dominated every aspect of life; investment and otherwise.
By March coronavirus was widespread, while US stocks posted the worst quarterly losses since 2008. The pandemic forced much of the economy, including nonessential businesses, to close. Initial jobless claims in the US jumped to 3.3 million resulting in a $2.2 trillion government stimulus package response. Credit sensitive assets were not spared, as US credit spreads widened to levels not experienced since 2009. Treasury yields fell to new lows in the US, causing investors to again contemplate the possibility of negative rates in the US.
Uncertainty surrounded developed markets as well. The UK finally left the European Union, 3 ½ years after the landmark Brexit referendum in June 2016. COVID-19 fears erased developed market stocks’ 2019 gains. Despite avoiding the surge of infections that China and South Korea experienced, Japan’s markets posted similar returns as Prime Minister Shinzo Abe prepared for modern Japan’s first ever state of emergency alongside the cancellation of the 2020 Tokyo Olympics. Emerging Markets similarly fell. Despite returning over 22% in 2019, the MSCI China Index3 fell 10.4% in Q1 2020.
In a historic come-back, stocks recovered roughly ¾ of their losses in Q2. Persistent equity investors worldwide were rewarded and investment grade credit spreads experienced a similar rebound to stocks, albeit more gradual. Spreads narrowed through Q4, finishing near 2020 levels. While rates markets were initially less sanguine, the US 10-year Treasury yield began a gradual rise in August, closing out 2020 at 0.94%. The dramatic rebound was largely driven by a swift and globally coordinated governmental stimulus.
By year end global stocks roared back to post solid gains. As risks of US elections subsided and positive news surrounding vaccine efficacy surfaced, investors focused on large technology and growth stocks as in 2019. The MSCI ACWI Index's4 ended 2020 up over 16%. All factors, however, did not perform equally. Momentum and quality factors displayed strong performance throughout the year, outperforming the broad market by over 16% and 8% respectively. Value and minimum volatility factors, however, each underperformed by over 13%. Global small caps fell in line with the broader market by year end after outperforming the broad market by 9% in Q4.
Markets seemed to have shrugged off much of the COVID-19 related concerns by year end, despite 83 million confirmed cases, acceleration of cases in the US and a more contagious strain emerging in the UK.
The Fund is a strategic asset allocation portfolio which uses passive instruments designed to closely mimic the performance of its composite benchmark. Sector, asset class and security level decisions are not actively managed. The fund performance was in line with expectations.
The risk management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility and high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Greg Savage
Amy Whitelaw
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/2/16 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,311 for the Standard Class shares and to $14,080 for the Service Class shares. For comparison, look at how the BlackRock U.S. Growth ETF Allocation composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,500 and $12,012, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 3.34%
Inception (5/2/16)	+ 7.98%
Service Class Shares
One Year	+ 2.98%
Inception (5/2/16)	+ 7.61%
1. BlackRock U.S. Growth ETF Allocation composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 29% S&P 500 Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400 Index and 9% Russell 2000 Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 697 constituents, the index covers about 85% of this China equity universe. Currently, the index includes Large Cap A and Mid Cap A shares represented at 20% of their free float adjusted market capitalization.
4.MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,098.70	0.31%	$1.64
Service Class Shares	1,000.00	1,096.80	0.66%	3.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,021.80	0.66%	3.35

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.76%
Equity Funds	68.87%
Fixed Income Funds	28.42%
Money Market Fund	2.47%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.76%
Equity Funds–68.87%
iShares Core S&P 500 ETF	493,369	$ 185,205,789
iShares Core S&P Mid-Cap ETF	198,091	45,527,254
iShares Edge MSCI Min Vol USA ETF	2,303,145	156,337,483
iShares Russell 2000 ETF	303,996	59,601,456
		446,671,982
Fixed Income Funds–28.42%
iShares Broad USD Investment Grade Corporate Bond ETF	499,728	30,968,144
iShares Core U.S. Aggregate Bond ETF	779,661	92,148,134
iShares Core U.S. Treasury Bond ETF	1,117,573	30,442,688
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	279,414	$ 30,771,864
		184,330,830
Money Market Fund–2.47%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	16,020,332	16,020,332
		16,020,332
Total Investment Companies (Cost $502,441,583)		647,023,144

TOTAL INVESTMENTS–99.76% (Cost $502,441,583)	647,023,144
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	1,538,055
NET ASSETS APPLICABLE TO 48,981,089 SHARES OUTSTANDING–100.00%	$648,561,199
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($16,664,106 / 1,256,733 Shares)	$13.260
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($631,897,093 / 47,724,356 Shares)	$13.241
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$565,461,336
Distributable earnings/(accumulated loss)	83,099,863
TOTAL NET ASSETS	$648,561,199

★ Includes $1,127,000 cash collateral held at broker for futures contracts, $86,525 variation margin due from broker on futures contracts, $9,362 payable for fund shares redeemed, $34,219 other accrued expenses payable and $332,841 due to manager and affiliates as of December 31, 2020.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
29	E-mini Russell 2000 Index	$ 2,863,460	$ 2,783,722	3/19/21	$ 79,738	$—
67	E-mini S&P 500 Index	12,558,480	12,264,122	3/19/21	294,358	—
16	E-mini S&P MidCap 400 Index	3,685,600	3,587,567	3/19/21	98,033	—
Total Futures Contracts					$472,129	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 10,985,784
Interest	76,105
11,061,889
EXPENSES:
Distribution fees-Service Class	2,030,314
Management fees	1,484,018
Shareholder servicing fees	172,146
Accounting and administration expenses	112,845
Professional fees	34,359
Custodian fees	27,273
Reports and statements to shareholders	20,481
Trustees’ fees and expenses	14,541
Consulting fees	3,336
Pricing fees	419
Other	8,618
3,908,350
Less:
Management fees waived	(20,371)
Total operating expenses	3,887,979
NET INVESTMENT INCOME	7,173,910
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,319,208
Futures contracts	(49,904,263)
Net realized loss	(48,585,055)
Net change in unrealized appreciation (depreciation) of:
Investments	62,448,668
Futures contracts	536,767
Net change in unrealized appreciation (depreciation)	62,985,435
NET REALIZED AND UNREALIZED GAIN	14,400,380
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 21,574,290
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,173,910	$ 6,856,485
Net realized loss	(48,585,055)	(5,473,415)
Net change in unrealized appreciation (depreciation)	62,985,435	69,936,468
Net increase in net assets resulting from operations	21,574,290	71,319,538
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(223,648)	(281,749)
Service Class	(6,526,964)	(11,422,766)
	(6,750,612)	(11,704,515)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,583,526	5,292,121
Service Class	120,579,251	173,978,925
Reinvestment of dividends and distributions:
Standard Class	223,648	281,749
Service Class	6,526,964	11,422,766
	132,913,389	190,975,561
Cost of shares redeemed:
Standard Class	(1,485,103)	(846,530)
Service Class	(53,969,843)	(26,565,511)
	(55,454,946)	(27,412,041)
Increase in net assets derived from capital share transactions	77,458,443	163,563,520
NET INCREASE IN NET ASSETS	92,282,121	223,178,543
NET ASSETS:
Beginning of year	556,279,078	333,100,535
End of year	$648,561,199	$556,279,078
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended				5/2/16 [1] to 12/31/16
	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 13.008	$ 11.225	$ 11.719	$ 10.463	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.196	0.240	0.217	0.184	0.174
Net realized and unrealized gain (loss)	0.237	1.874	(0.538)	1.228	0.378
Total from investment operations	0.433	2.114	(0.321)	1.412	0.552
Less dividends and distributions from:
Net investment income	(0.181)	(0.207)	(0.173)	(0.156)	(0.089)
Net realized gain	—	(0.124)	—	— [3]	—
Total dividends and distributions	(0.181)	(0.331)	(0.173)	(0.156)	(0.089)
Net asset value, end of period	$ 13.260	$ 13.008	$ 11.225	$ 11.719	$ 10.463
Total return[4]	3.34%	18.90%	(2.74%)	13.49%	5.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,664	$ 11,864	$ 5,937	$ 3,784	$ 1,444
Ratio of expenses to average net assets[5]	0.31%	0.32%	0.32%	0.32%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.32%	0.32%	0.32%	0.38%
Ratio of net investment income to average net assets	1.55%	1.94%	1.82%	1.64%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.94%	1.82%	1.64%	2.48%
Portfolio turnover	20%	3%	5%	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended December 31, 2017, net realized gain distributions of $57 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended				5/2/16 [1] to 12/31/16
	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 12.993	$ 11.221	$ 11.718	$ 10.464	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.151	0.196	0.174	0.144	0.150
Net realized and unrealized gain (loss)	0.235	1.872	(0.534)	1.226	0.377
Total from investment operations	0.386	2.068	(0.360)	1.370	0.527
Less dividends and distributions from:
Net investment income	(0.138)	(0.172)	(0.137)	(0.116)	(0.063)
Net realized gain	—	(0.124)	—	— [3]	—
Total dividends and distributions	(0.138)	(0.296)	(0.137)	(0.116)	(0.063)
Net asset value, end of period	$ 13.241	$ 12.993	$ 11.221	$ 11.718	$ 10.464
Total return[4]	2.98%	18.48%	(3.07%)	13.10%	5.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$631,897	$544,415	$327,163	$258,831	$127,286
Ratio of expenses to average net assets[5]	0.66%	0.67%	0.67%	0.67%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.66%	0.67%	0.67%	0.67%	0.73%
Ratio of net investment income to average net assets	1.20%	1.59%	1.47%	1.29%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.59%	1.47%	1.29%	2.13%
Portfolio turnover	20%	3%	5%	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended December 31, 2017, net realized gain distributions of $4,399 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$36,231
Legal	6,409
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,850 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$132,581
Distribution fees payable to LFD	184,567
Shareholder servicing fees payable to Lincoln Life	15,693
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$140,241,335
Sales	112,004,410
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$506,845,604
Aggregate unrealized appreciation of investments and derivatives	$140,177,540
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$140,177,540
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$647,023,144	$—	$—	$647,023,144
Derivatives:
Assets:
Futures Contracts	$ 472,129	$—	$—	$ 472,129
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$6,750,612	$9,094,829
Long-term capital gains	—	2,609,686
Total	$6,750,612	$11,704,515
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 17,931,373
Undistributed long-term capital gains	14,853,784
Other temporary differences	(89,862,836)
Net unrealized appreciation	140,177,542
Distributable earnings/(accumulated loss)	$ 83,099,863
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2020, the Fund utilized $ 1,628,480 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	447,041	431,071
Service Class	9,629,975	14,005,139
Shares reinvested:
Standard Class	16,993	21,869
Service Class	496,979	889,477
	10,590,988	15,347,556
Shares redeemed:
Standard Class	(119,366)	(69,827)
Service Class	(4,304,484)	(2,148,882)
	(4,423,850)	(2,218,709)
Net increase	6,167,138	13,128,847
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$472,129	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(49,904,263)	$536,767
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$100,376,822	$80,699,914
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by the subadviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund’s Equity Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Managed Risk Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock U.S. Growth ETF Allocation Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–23

LVIP Blended Large Cap Growth Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Blended Large Cap Growth Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Goldman Sachs Asset Management, L.P.
Wellington Management Company LLP
Schroder Investment Management
North America Inc.
The Fund returned 23.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 1000® Growth Index1, returned 38.49%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth. During calendar year 2020, exposure to value-oriented equities generally detracted from relative returns.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Goldman Sachs Asset Management, L.P.:	Osman Ali
Len Ioffe
Dennis Walsh
Wellington Management Company LLP:	Mary L. Pryshlak
Jonathan G. White
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,013. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $48,929. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 23.82%
Five Years	+ 12.08%
Ten Years	+ 10.03%
Service Class Shares
One Year	+ 23.51%
Five Years	+ 11.80%
Ten Years	+ 9.76%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,210.40	0.70%	$3.89
Service Class Shares	1,000.00	1,208.90	0.95%	5.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.70%	$3.56
Service Class Shares	1,000.00	1,020.30	0.95%	4.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.31%
Aerospace & Defense	1.10%
Air Freight & Logistics	0.50%
Airlines	0.11%
Auto Components	0.15%
Automobiles	1.70%
Banks	1.30%
Beverages	1.43%
Biotechnology	1.85%
Building Products	0.70%
Capital Markets	2.01%
Chemicals	1.61%
Communications Equipment	0.40%
Consumer Finance	0.23%
Containers & Packaging	0.31%
Diversified Consumer Services	0.06%
Diversified Financial Services	0.67%
Electric Utilities	1.50%
Electronic Equipment, Instruments & Components	0.04%
Energy Equipment & Services	0.08%
Entertainment	2.03%
Equity Real Estate Investment Trusts	2.18%
Food & Staples Retailing	1.42%
Food Products	0.42%
Health Care Equipment & Supplies	3.07%
Health Care Providers & Services	2.82%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	1.79%
Household Durables	0.39%
Household Products	0.97%
Industrial Conglomerates	0.55%
Insurance	1.55%
Interactive Media & Services	8.50%
Internet & Direct Marketing Retail	6.60%
IT Services	7.10%
Life Sciences Tools & Services	2.02%
Machinery	1.24%
Media	1.23%
Multiline Retail	0.54%
Oil, Gas & Consumable Fuels	1.05%
Personal Products	1.01%
Pharmaceuticals	3.54%
Professional Services	0.81%
Road & Rail	1.20%
Semiconductors & Semiconductor Equipment	5.59%
Software	10.50%
Security Type/Sector	Percentage of Net Assets
Specialty Retail	1.62%
Technology Hardware, Storage & Peripherals	7.81%
Textiles, Apparel & Luxury Goods	0.70%
Trading Companies & Distributors	0.11%
Wireless Telecommunication Services	0.16%
Exchange-Traded Fund	0.53%
Money Market Fund	5.09%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	7.75%
Microsoft	6.26%
Amazon.com	6.08%
Alphabet Class A & Class C	3.97%
Facebook Class A	3.28%
Tesla	1.69%
Netflix	1.57%
PayPal Holdings	1.54%
Visa Class A	1.40%
JPMorgan Chase & Co.	1.30%
Total	34.84%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.31%
Aerospace & Defense–1.10%
†Boeing	16,374	$ 3,505,019
HEICO	5,851	774,672
Lockheed Martin	20,899	7,418,727
Raytheon Technologies	74,947	5,359,460
		17,057,878
Air Freight & Logistics–0.50%
FedEx	29,705	7,712,012
		7,712,012
Airlines–0.11%
†Southwest Airlines	35,353	1,647,803
		1,647,803
Auto Components–0.15%
Gentex	69,195	2,347,786
		2,347,786
Automobiles–1.70%
†Ford Motor	29,264	257,231
†Tesla	36,991	26,103,439
		26,360,670
Banks–1.30%
JPMorgan Chase & Co.	158,000	20,077,060
		20,077,060
Beverages–1.43%
†Boston Beer Class A	4,157	4,133,264
Constellation Brands Class A	32,065	7,023,838
†Monster Beverage	119,227	11,026,113
		22,183,215
Biotechnology–1.85%
AbbVie	69,902	7,489,999
†Alexion Pharmaceuticals	3,315	517,936
†Biogen	7,094	1,737,037
†Incyte	10,331	898,590
†Regeneron Pharmaceuticals	2,386	1,152,700
†Seagen	36,205	6,340,944
†Vertex Pharmaceuticals	44,535	10,525,402
		28,662,608
Building Products–0.70%
Allegion	17,441	2,029,784
Johnson Controls International	27,894	1,299,581
Lennox International	12,745	3,491,748
Masco	20,708	1,137,490
Trane Technologies	20,014	2,905,232
		10,863,835
Capital Markets–2.01%
Apollo Global Management	58,670	2,873,657
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Blackstone Group Class A	105,456	$ 6,834,603
Charles Schwab	155,797	8,263,473
Moody's	1,378	399,951
S&P Global	38,861	12,774,776
		31,146,460
Chemicals–1.61%
†Axalta Coating Systems	50,245	1,434,495
Celanese	30,865	4,010,598
FMC	27,815	3,196,778
†Linde	17,097	4,505,231
PPG Industries	24,938	3,596,558
Sherwin-Williams	11,012	8,092,829
		24,836,489
Communications Equipment–0.40%
†Arista Networks	7,257	2,108,667
†Lumentum Holdings	43,618	4,134,986
		6,243,653
Consumer Finance–0.23%
Ally Financial	12,681	452,205
American Express	18,369	2,220,996
Synchrony Financial	26,740	928,145
		3,601,346
Containers & Packaging–0.31%
Ball	27,665	2,577,825
†Crown Holdings	22,558	2,260,311
		4,838,136
Diversified Consumer Services–0.06%
†Chegg	5,355	483,717
†frontdoor	10,228	513,548
		997,265
Diversified Financial Services–0.67%
†Berkshire Hathaway Class B	15,236	3,532,771
Equitable Holdings	129,951	3,325,446
Jefferies Financial Group	22,734	559,256
Voya Financial	48,882	2,874,751
		10,292,224
Electric Utilities–1.50%
Duke Energy	75,800	6,940,248
Edison International	71,798	4,510,350
Exelon	120,207	5,075,140
FirstEnergy	190,358	5,826,858
Southern	14,555	894,114
		23,246,710
Electronic Equipment, Instruments & Components–0.04%
Dolby Laboratories Class A	6,191	601,332
		601,332
LVIP Blended Large Cap Growth Managed Volatility Fund–5

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services–0.08%
Schlumberger	54,671	$ 1,193,468
		1,193,468
Entertainment–2.03%
Electronic Arts	31,898	4,580,553
†Netflix	45,017	24,342,042
†Roku	2,979	989,088
†Walt Disney	8,291	1,502,163
		31,413,846
Equity Real Estate Investment Trusts–2.18%
Alexandria Real Estate Equities	22,483	4,006,920
American Tower	13,239	2,971,626
AvalonBay Communities	6,646	1,066,218
Camden Property Trust	4,207	420,364
CoreSite Realty	17,994	2,254,288
Equinix	5,690	4,063,684
Equity LifeStyle Properties	95,096	6,025,283
Extra Space Storage	2,269	262,886
Gaming and Leisure Properties	5,990	253,976
Invitation Homes	16,123	478,853
Prologis	72,985	7,273,685
SBA Communications	16,573	4,675,741
		33,753,524
Food & Staples Retailing–1.42%
Costco Wholesale	30,683	11,560,741
Sysco	141,053	10,474,596
		22,035,337
Food Products–0.42%
Mondelez International Class A	110,287	6,448,481
		6,448,481
Health Care Equipment & Supplies–3.07%
†ABIOMED	4,323	1,401,517
†Align Technology	3,775	2,017,284
†Boston Scientific	141,849	5,099,472
Cooper	3,765	1,367,900
Danaher	25,816	5,734,766
†Edwards Lifesciences	77,192	7,042,226
†Hologic	78,764	5,736,382
†IDEXX Laboratories	1,601	800,292
†Intuitive Surgical	5,231	4,279,481
†Quidel	15,055	2,704,631
Teleflex	11,006	4,529,739
West Pharmaceutical Services	23,691	6,711,897
		47,425,587
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–2.82%
†Amedisys	272	$ 79,786
Anthem	21,094	6,773,072
†Centene	33,120	1,988,194
Chemed	8,395	4,471,261
Encompass Health	6,224	514,663
HCA Healthcare	52,336	8,607,179
Humana	6,971	2,859,992
†Laboratory Corp of America Holdings	6,875	1,399,406
McKesson	7,535	1,310,487
Quest Diagnostics	10,142	1,208,622
UnitedHealth Group	32,121	11,264,192
†Universal Health Services Class B	22,890	3,147,375
		43,624,229
Health Care Technology–0.04%
†Teladoc Health	2,888	577,484
		577,484
Hotels, Restaurants & Leisure–1.79%
†Airbnb Class A	5,100	748,680
†Carnival	83,200	1,802,112
†Chipotle Mexican Grill	6,440	8,930,413
†Hilton Worldwide Holdings	45,336	5,044,083
†Las Vegas Sands	132,534	7,899,026
McDonald's	11,241	2,412,094
†Wynn Resorts	7,110	802,221
		27,638,629
Household Durables–0.39%
DR Horton	41,461	2,857,492
Lennar Class A	41,487	3,162,554
		6,020,046
Household Products–0.97%
Procter & Gamble	107,906	15,014,041
		15,014,041
Industrial Conglomerates–0.55%
3M	3,692	645,325
General Electric	172,643	1,864,544
Honeywell International	28,052	5,966,661
		8,476,530
Insurance–1.55%
American International Group	98,138	3,715,505
Aon Class A	11,203	2,366,858
†Arch Capital Group	19,020	686,051
†Athene Holding Class A	63,419	2,735,896
Chubb	29,367	4,520,169
First American Financial	4,662	240,699
Globe Life	2,300	218,408

LVIP Blended Large Cap Growth Managed Volatility Fund–6

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hartford Financial Services Group	46,261	$ 2,265,864
Marsh & McLennan	29,324	3,430,908
Primerica	11,480	1,537,516
Progressive	22,363	2,211,253
		23,929,127
Interactive Media & Services–8.50%
†Alphabet Class A	23,257	40,761,149
†Alphabet Class C	11,737	20,561,816
†Facebook Class A	185,825	50,759,957
†Match Group	29,002	4,384,812
†Pinterest Class A	87,266	5,750,829
†Snap Class A	81,562	4,083,809
†Twitter	48,373	2,619,398
†Zillow Group Class C	19,592	2,543,042
		131,464,812
Internet & Direct Marketing Retail–6.60%
†Amazon.com	28,878	94,053,624
eBay	35,799	1,798,900
†Etsy	17,593	3,129,971
†Wayfair Class A	14,130	3,190,695
		102,173,190
IT Services–7.10%
Accenture Class A	5,291	1,382,062
†Black Knight	37,289	3,294,483
Booz Allen Hamilton Holding	31,603	2,755,150
†CACI International Class A	1,865	465,000
Cognizant Technology Solutions Class A	53,811	4,409,811
†EPAM Systems	16,516	5,918,509
†Fiserv	10,460	1,190,976
†FleetCor Technologies	25,147	6,860,856
†Gartner	546	87,464
Global Payments	66,737	14,376,484
Mastercard Class A	14,837	5,295,919
†PayPal Holdings	101,818	23,845,776
†Shopify Class A	2,624	2,970,237
†Snowflake Class A	740	208,236
†Square Class A	31,718	6,903,105
†VeriSign	18,552	4,014,653
Visa Class A	98,828	21,616,648
Western Union	192,362	4,220,422
		109,815,791
Life Sciences Tools & Services–2.02%
†Illumina	4,452	1,647,240
†IQVIA Holdings	8,094	1,450,202
†Mettler-Toledo International	5,719	6,517,830
PerkinElmer	33,484	4,804,954
†PPD	20,000	684,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific	34,744	$ 16,183,060
		31,287,686
Machinery–1.24%
Fortive	60,143	4,259,327
Illinois Tool Works	1,124	229,161
†Ingersoll Rand	86,496	3,940,758
Otis Worldwide	4,164	281,278
Parker-Hannifin	12,287	3,347,102
Stanley Black & Decker	4,654	831,018
Westinghouse Air Brake Technologies	86,200	6,309,840
		19,198,484
Media–1.23%
†Charter Communications Class A	19,500	12,900,225
Omnicom Group	99,345	6,196,148
		19,096,373
Multiline Retail–0.54%
Dollar General	12,632	2,656,510
Target	32,029	5,654,079
		8,310,589
Oil, Gas & Consumable Fuels–1.05%
BP ADR	44,693	917,100
Chevron	31,498	2,660,006
Concho Resources	9,239	539,096
ConocoPhillips	38,265	1,530,217
Diamondback Energy	7,500	363,000
EOG Resources	40,290	2,009,262
Exxon Mobil	52,593	2,167,883
Marathon Petroleum	46,064	1,905,207
Pioneer Natural Resources	4,741	539,953
Royal Dutch Shell Class A ADR	67,325	2,365,801
Royal Dutch Shell Class B ADR	36,320	1,220,715
		16,218,240
Personal Products–1.01%
Estee Lauder Class A	43,621	11,611,474
†Herbalife Nutrition	82,886	3,982,672
		15,594,146
Pharmaceuticals–3.54%
AstraZeneca ADR	128,601	6,428,764
Bristol-Myers Squibb	105,114	6,520,222
Eli Lilly & Co.	56,823	9,593,995
†Horizon Therapeutics	17,404	1,273,103
Johnson & Johnson	22,000	3,462,360
Merck & Co	84,741	6,931,814
Novartis ADR	20,366	1,923,161

LVIP Blended Large Cap Growth Managed Volatility Fund–7

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Pfizer	265,835	$ 9,785,386
Royalty Pharma Class A	6,743	337,487
Zoetis	51,011	8,442,321
		54,698,613
Professional Services–0.81%
†CoStar Group	1,883	1,740,419
Equifax	9,295	1,792,448
IHS Markit	71,887	6,457,609
Verisk Analytics	12,184	2,529,277
		12,519,753
Road & Rail–1.20%
JB Hunt Transport Services	33,082	4,520,655
Old Dominion Freight Line	25,323	4,942,543
†Uber Technologies	178,031	9,079,581
		18,542,779
Semiconductors & Semiconductor Equipment–5.59%
†Advanced Micro Devices	121,652	11,156,705
Applied Materials	101,484	8,758,069
†First Solar	26,362	2,607,729
KLA	38,889	10,068,751
Lam Research	17,319	8,179,244
Marvell Technology Group	148,080	7,039,723
†Micron Technology	95,541	7,182,772
Monolithic Power Systems	6,288	2,302,854
NVIDIA	10,944	5,714,957
NXP Semiconductors	24,301	3,864,102
QUALCOMM	6,887	1,049,166
Taiwan Semiconductor Manufacturing ADR	32,428	3,535,949
Teradyne	8,722	1,045,681
Texas Instruments	85,038	13,957,287
		86,462,989
Software–10.50%
†Adobe	30,737	15,372,188
†Cadence Design Systems	34,647	4,726,890
†Cloudflare Class A	5,538	420,833
†Coupa Software	1,375	466,001
†DocuSign	18,258	4,058,753
†Dropbox Class A	244,938	5,435,174
†Dynatrace	18,766	812,005
†Fair Isaac	8,145	4,162,421
†HubSpot	6,849	2,715,218
Microsoft	435,275	96,813,866
†salesforce.com	49,102	10,926,668
†ServiceNow	9,132	5,026,527
†Splunk	6,917	1,175,129
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Trade Desk Class A	2,762	$ 2,212,362
†Workday Class A	12,333	2,955,110
†Zoom Video Communications Class A	15,096	5,092,183
		162,371,328
Specialty Retail–1.62%
Dick's Sporting Goods	33,315	1,872,636
†L Brands	31,249	1,162,150
Lowe's	30,074	4,827,178
†Ross Stores	21,929	2,693,101
TJX	206,022	14,069,242
Williams-Sonoma	3,742	381,085
		25,005,392
Technology Hardware, Storage & Peripherals–7.81%
Apple	904,355	119,998,865
†Dell Technologies Class C	12,300	901,467
		120,900,332
Textiles, Apparel & Luxury Goods–0.70%
†Lululemon Athletica	10,979	3,821,021
NIKE Class B	49,904	7,059,919
		10,880,940
Trading Companies & Distributors–0.11%
Watsco	7,682	1,740,357
		1,740,357
Wireless Telecommunication Services–0.16%
†T-Mobile US	18,843	2,540,979
		2,540,979
Total Common Stock (Cost $920,697,107)		1,459,089,584

EXCHANGE-TRADED FUND–0.53%
SPDR® S&P 500 ETF Trust	21,819	8,157,688
Total Exchange-Traded Fund (Cost $7,890,148)		8,157,688
MONEY MARKET FUND–5.09%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	78,744,705	78,744,705
Total Money Market Fund (Cost $78,744,705)		78,744,705

TOTAL INVESTMENTS–99.93% (Cost $1,007,331,960)	1,545,991,977
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	1,154,146
NET ASSETS APPLICABLE TO 34,713,421 SHARES OUTSTANDING–100.00%	$1,547,146,123
LVIP Blended Large Cap Growth Managed Volatility Fund–8

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($277,685,485 / 6,114,484 Shares)	$45.414
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($1,269,460,638 / 28,598,937 Shares)	$44.388
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,010,824,686
Distributable earnings/(accumulated loss)	536,321,437
TOTAL NET ASSETS	$1,547,146,123

† Non-income producing.
★ Includes $2,212,647 cash collateral held at broker for futures contracts, $101,653 variation margin due from broker on futures contracts, $717,246 payable for securities purchased, $661,888 payable for fund shares redeemed, $76,333 other accrued expenses payable and $1,102,182 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
3	E-mini Russell 2000 Index	$ 296,220	$ 290,847	3/19/21	$ 5,373	$—
180	E-mini S&P 500 Index	33,739,200	33,142,509	3/19/21	596,691	—
1	E-mini S&P MidCap 400 Index	230,350	225,002	3/19/21	5,348	—
Total Futures Contracts					$607,412	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
ETF–Exchange-Traded Fund
IT–Information Technology
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–9

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 13,802,496
Foreign taxes withheld	(26,720)
13,775,776
EXPENSES:
Management fees	9,380,351
Distribution fees-Service Class	2,632,387
Shareholder servicing fees	378,257
Accounting and administration expenses	280,933
Reports and statements to shareholders	123,324
Professional fees	63,067
Trustees’ fees and expenses	31,454
Custodian fees	29,964
Consulting fees	3,989
Pricing fees	3,978
Other	23,544
12,951,248
Less:
Management fees waived	(1,229,184)
Total operating expenses	11,722,064
NET INVESTMENT INCOME	2,053,712
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	83,032,807
Foreign currencies	216
Futures contracts	(19,398,258)
Net realized gain	63,634,765
Net change in unrealized appreciation (depreciation) of:
Investments	226,891,609
Foreign currencies	1,094
Futures contracts	(12,107)
Net change in unrealized appreciation (depreciation)	226,880,596
NET REALIZED AND UNREALIZED GAIN	290,515,361
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$292,569,073
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,053,712	$ 6,039,941
Net realized gain (loss)	63,634,765	(32,637,012)
Net change in unrealized appreciation (depreciation)	226,880,596	224,043,432
Net increase in net assets resulting from operations	292,569,073	197,446,361
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,855,667)	(11,609,793)
Service Class	(20,092,014)	(41,986,907)
	(24,947,681)	(53,596,700)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,037,583	3,470,667
Service Class	190,187,281	157,291,613
Reinvestment of dividends and distributions:
Standard Class	4,855,667	11,609,793
Service Class	20,092,014	41,986,907
	220,172,545	214,358,980
Cost of shares redeemed:
Standard Class	(32,990,816)	(29,115,408)
Service Class	(138,737,798)	(67,486,918)
	(171,728,614)	(96,602,326)
Increase in net assets derived from capital share transactions	48,443,931	117,756,654
NET INCREASE IN NET ASSETS	316,065,323	261,606,315
NET ASSETS:
Beginning of year	1,231,080,800	969,474,485
End of year	$1,547,146,123	$1,231,080,800
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–10

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17 [2]	12/31/16 [3,4]
Net asset value, beginning of period	$ 37.333	$ 32.690	$ 37.982	$ 30.995	$ 31.553
Income (loss) from investment operations:
Net investment income[5]	0.142	0.264	0.294	0.237	0.153
Net realized and unrealized gain (loss)	8.747	6.137	(1.522)	7.868	(0.566)
Total from investment operations	8.889	6.401	(1.228)	8.105	(0.413)
Less dividends and distributions from:
Net investment income	(0.151)	(0.244)	(0.258)	(0.236)	(0.145)
Net realized gain	(0.657)	(1.514)	(3.806)	(0.882)	—
Total dividends and distributions	(0.808)	(1.758)	(4.064)	(1.118)	(0.145)
Net asset value, end of period	$ 45.414	$ 37.333	$ 32.690	$ 37.982	$ 30.995
Total return[6]	23.82%	19.93%	(4.31%)	26.13%	(1.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$277,685	$250,538	$232,239	$268,162	$235,309
Ratio of expenses to average net assets	0.70%	0.70%	0.71%	0.72%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.79%	0.80%	0.81%	0.82%
Ratio of net investment income to average net assets	0.36%	0.75%	0.77%	0.67%	0.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.27%	0.66%	0.68%	0.58%	0.41%
Portfolio turnover	147%	126%	124%	138%	89%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[5]	The average shares outstanding method has been applied for per share information.
[6]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17 [2]	12/31/16 [3,4]
Net asset value, beginning of period	$ 36.520	$ 32.024	$ 37.292	$ 30.456	$ 31.009
Income (loss) from investment operations:
Net investment income[5]	0.042	0.172	0.195	0.147	0.076
Net realized and unrealized gain (loss)	8.540	6.002	(1.478)	7.721	(0.559)
Total from investment operations	8.582	6.174	(1.283)	7.868	(0.483)
Less dividends and distributions from:
Net investment income	(0.057)	(0.164)	(0.179)	(0.150)	(0.070)
Net realized gain	(0.657)	(1.514)	(3.806)	(0.882)	—
Total dividends and distributions	(0.714)	(1.678)	(3.985)	(1.032)	(0.070)
Net asset value, end of period	$ 44.388	$ 36.520	$ 32.024	$ 37.292	$ 30.456
Total return[6]	23.51%	19.64%	(4.55%)	25.81%	(1.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,269,461	$980,543	$737,236	$631,022	$479,330
Ratio of expenses to average net assets	0.95%	0.95%	0.96%	0.97%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.04%	1.05%	1.06%	1.07%
Ratio of net investment income to average net assets	0.11%	0.50%	0.52%	0.42%	0.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.02%	0.41%	0.43%	0.33%	0.16%
Portfolio turnover	147%	126%	124%	138%	89%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[5]	The average shares outstanding method has been applied for per share information.
[6]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $3,273 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.145% on the first $100 million of average daily net assets of the Fund; 0.095% on the next $400 million; 0.090% on the next $1.5 billion; and 0.085% on the excess of $2 billion of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, the waiver amount was 0.14% on the first $100 million of the Fund’s average daily net assets; 0.09% on the next $400 million, 0.085% on the next $1.5 billion; and 0.08% on the excess of $2 billion of the Fund’s average daily net assets.
Wellington Management Company LLP (“Wellington”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Wellington a fee based on Wellington’s managed portion of the Fund’s average daily net assets.
Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1,2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$78,979
Legal	13,969
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $102,587 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$800,784
Distribution fees payable to LFD	264,033
Shareholder servicing fees payable to Lincoln Life	37,365
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $504,625 and securities sales of $3,238,683, which resulted in net realized gains of $612,813.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,801,199,076
Sales	1,824,250,648
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,020,486,305
Aggregate unrealized appreciation of investments and derivatives	$ 535,606,055
Aggregate unrealized depreciation of investments and derivatives	(10,100,383)
Net unrealized appreciation of investments and derivatives	$ 525,505,672
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,459,089,584	$—	$—	$1,459,089,584
Exchange-Traded Fund	8,157,688	—	—	8,157,688
Money Market Fund	78,744,705	—	—	78,744,705
Total Investments	$1,545,991,977	$—	$—	$1,545,991,977
Derivatives:

Assets:
Futures Contracts	$607,412	$—	$—	$607,412
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals, passive foreign investment companies "PFIC" and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$24,947,681	$15,059,830
Long-term capital gains	—	38,536,870
Total	$24,947,681	$53,596,700
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,701,873
Undistributed long-term capital gains	2,382,662
Other temporary differences	(267,541)
Net unrealized appreciation	525,504,443
Distributable earnings/(accumulated loss)	$536,321,437
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2020, the Fund utilized $ 33,621,557 of capital loss carryforwards.
LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	130,081	97,250
Service Class	4,889,537	4,534,241
Shares reinvested:
Standard Class	107,372	329,411
Service Class	454,560	1,222,251
	5,581,550	6,183,153
Shares redeemed:
Standard Class	(833,847)	(820,052)
Service Class	(3,594,846)	(1,928,002)
	(4,428,693)	(2,748,054)
Net increase	1,152,857	3,435,099
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$607,412	Receivables and other assets net of liabilities	$—
LVIP Blended Large Cap Growth Managed Volatility Fund–17

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(19,398,258)	$(12,107)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$21,724,299	$150,722,644
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–18

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Effective April 1, 2021, AllianceBernstein L.P. will replace Wellington Management Company LLP as a Sub-adviser to the Fund.
Management has determined that no additional events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Large Cap Growth Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the Russell 1000 Growth Total Return USD Index. The Board concluded that the services provided by Wellington and GSAM were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered Wellington’s subadvisory fee schedule, which contains breakpoints, and the fees charged by Wellington to other subadvised funds in the large cap research equity strategy. The Board also reviewed the subadvisory fee schedule for GSAM, which contains breakpoints. The Board considered that LIAC compensates Wellington and GSAM from its fees and that the subadvisory fee schedules were negotiated between LIAC and Wellington and GSAM, respectively, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
LVIP Blended Large Cap Growth Managed Volatility Fund–22

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. For the Equity Sleeve subadvised by Wellington, with respect to profitability, the Board considered that the subadvisory fee schedule for Wellington was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
For the Equity Sleeve subadvised by GSAM, the Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted GSAM’s statement that it may receive improved trading efficiencies resulting from aggregated orders with other accounts, an affiliated broker may receive commissions for executing certain trades for the Fund and potential economies of scale.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Blended Large Cap Growth Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Large Cap Growth Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Large Cap Growth Managed Volatility Fund–28

LVIP Blended Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Blended Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
T. Rowe Price Associates, Inc.
Schroder Investment Management North America Inc.
The Fund returned 27.71% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell Midcap® Growth Index1, returned 35.59%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
This Fund utilizes a volatility management overlay and invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential. During calendar year 2020, negative security section generally detracted from relative returns.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Massachusetts Financial Service Company:	Eric Fischman
Paul Gordon
T. Rowe Price Associates, Inc.:	Donald J. Easley
Donald J. Peters
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,419. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $40,613. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 27.71%
Five Years	+ 15.50%
Ten Years	+ 8.41%
Service Class Shares
One Year	+ 27.40%
Five Years	+ 15.22%
Ten Years	+ 8.14%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,250.80	0.73%	$4.13
Service Class Shares	1,000.00	1,249.30	0.98%	5.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.71
Service Class Shares	1,000.00	1,020.20	0.98%	4.98

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.82%
Aerospace & Defense	0.59%
Air Freight & Logistics	0.05%
Auto Components	0.05%
Banks	0.11%
Beverages	0.33%
Biotechnology	4.43%
Building Products	0.84%
Capital Markets	3.15%
Chemicals	1.04%
Commercial Services & Supplies	2.10%
Communications Equipment	0.09%
Construction & Engineering	0.05%
Construction Materials	0.67%
Containers & Packaging	0.77%
Distributors	0.78%
Diversified Consumer Services	1.56%
Diversified Financial Services	0.45%
Electrical Equipment	1.54%
Electronic Equipment, Instruments & Components	1.67%
Entertainment	3.13%
Equity Real Estate Investment Trusts	1.01%
Food & Staples Retailing	0.08%
Food Products	0.52%
Health Care Equipment & Supplies	5.85%
Health Care Providers & Services	1.83%
Health Care Technology	1.20%
Hotels, Restaurants & Leisure	2.87%
Household Durables	0.17%
Household Products	0.64%
Industrial Conglomerates	0.23%
Insurance	0.97%
Interactive Media & Services	3.01%
Internet & Direct Marketing Retail	1.05%
IT Services	6.91%
Leisure Products	0.51%
Life Sciences Tools & Services	5.97%
Machinery	1.09%
Media	0.62%
Metals & Mining	0.04%
Multiline Retail	0.28%
Oil, Gas & Consumable Fuels	0.10%
Pharmaceuticals	0.67%
Professional Services	6.54%
Road & Rail	0.77%
Semiconductors & Semiconductor Equipment	6.24%
Security Type/Sector	Percentage of Net Assets
Software	17.45%
Specialty Retail	3.40%
Technology Hardware, Storage & Peripherals	0.05%
Textiles, Apparel & Luxury Goods	1.20%
Trading Companies & Distributors	0.15%
Convertible Preferred Stocks	0.25%
Money Market Fund	4.68%
Total Investments	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Cadence Design Systems	1.98%
MSCI	1.64%
Monolithic Power Systems	1.60%
Match Group	1.51%
Verisk Analytics	1.37%
Bright Horizons Family Solutions	1.37%
Take-Two Interactive Software	1.33%
CoStar Group	1.32%
Copart	1.30%
PerkinElmer	1.22%
Total	14.64%

IT–Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.82%
Aerospace & Defense–0.59%
BWX Technologies	13,516	$ 814,745
†Hexcel	6,675	323,671
Howmet Aerospace	103,784	2,961,995
Huntington Ingalls Industries	1,900	323,912
†TransDigm Group	1,800	1,113,930
		5,538,253
Air Freight & Logistics–0.05%
Expeditors International of Washington	4,700	447,017
		447,017
Auto Components–0.05%
†Aptiv	3,908	509,173
		509,173
Banks–0.11%
First Republic Bank	3,000	440,790
†SVB Financial Group	1,408	546,065
		986,855
Beverages–0.33%
†Boston Beer Class A	650	646,289
Brown-Forman Class B	21,200	1,683,916
Constellation Brands Class A	3,500	766,675
		3,096,880
Biotechnology–4.43%
†ACADIA Pharmaceuticals	22,400	1,197,504
†Acceleron Pharma	10,300	1,317,782
†Agios Pharmaceuticals	7,500	324,975
†Alnylam Pharmaceuticals	39,813	5,174,496
†Argenx ADR	4,567	1,343,109
†Ascendis Pharma ADR	20,459	3,412,152
†BioMarin Pharmaceutical	25,500	2,236,095
†BioNTech ADR	8,100	660,312
†Bluebird Bio	5,500	237,985
†Blueprint Medicines	7,700	863,555
†CRISPR Therapeutics	3,300	505,263
†Denali Therapeutics	6,800	569,568
†Exact Sciences	20,500	2,716,045
†Exelixis	137,965	2,768,957
†FibroGen	15,400	571,186
†Genmab Sponsored ADR	28,900	1,175,074
†Incyte	33,000	2,870,340
†Ionis Pharmaceuticals	16,200	915,948
†Kodiak Sciences	3,896	572,361
†Mirati Therapeutics	2,000	439,280
†Neurocrine Biosciences	15,527	1,488,263
†Sage Therapeutics	5,427	469,490
†Sarepta Therapeutics	5,100	869,499
†Seagen	40,001	7,005,775
†TG Therapeutics	6,284	326,894
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ultragenyx Pharmaceutical	5,630	$ 779,361
†United Therapeutics	2,800	425,012
		41,236,281
Building Products–0.84%
Allegion	7,100	826,298
AO Smith	7,300	400,186
†AZEK	23,252	894,040
Fortune Brands Home & Security	8,978	769,594
Lennox International	12,397	3,396,406
Trane Technologies	10,900	1,582,244
		7,868,768
Capital Markets–3.15%
Cboe Global Markets	5,200	484,224
FactSet Research Systems	1,300	432,250
MarketAxess Holdings	6,150	3,508,944
MSCI	34,257	15,296,778
Nasdaq	40,738	5,407,562
Tradeweb Markets Class A	66,922	4,179,279
		29,309,037
Chemicals–1.04%
†Chr Hansen Holding	21,454	2,216,663
RPM International	14,400	1,307,232
Scotts Miracle-Gro	30,783	6,130,126
		9,654,021
Commercial Services & Supplies–2.10%
Cintas	10,400	3,675,984
†Copart	95,531	12,156,320
†IAA	24,158	1,569,787
Ritchie Bros Auctioneers	7,300	507,715
Rollins	21,948	857,508
Waste Connections	7,550	774,403
		19,541,717
Communications Equipment–0.09%
Motorola Solutions	4,700	799,282
		799,282
Construction & Engineering–0.05%
Valmont Industries	2,500	437,325
		437,325
Construction Materials–0.67%
Vulcan Materials	42,339	6,279,297
		6,279,297
Containers & Packaging–0.77%
Avery Dennison	7,000	1,085,770
Ball	60,571	5,644,006
LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Sealed Air	9,600	$ 439,584
		7,169,360
Distributors–0.78%
Pool	19,615	7,306,588
		7,306,588
Diversified Consumer Services–1.56%
†Bright Horizons Family Solutions	73,525	12,719,090
†Grand Canyon Education	5,200	484,172
Service Corp. International	9,700	476,270
†Terminix Global Holdings	16,500	841,665
		14,521,197
Diversified Financial Services–0.45%
†Altimeter Growth	70,129	911,677
†Cohn Robbins Holdings	54,547	586,380
†Dragoneer Growth Opportunities	56,933	796,493
†Foley Trasimene Acquisition II	56,377	958,409
†Reinvent Technology Partners	74,381	911,167
		4,164,126
Electrical Equipment–1.54%
AMETEK	73,568	8,897,314
†Array Technologies	29,200	1,259,688
†Generac Holdings	8,000	1,819,280
Hubbell	2,500	391,975
Rockwell Automation	7,800	1,956,318
		14,324,575
Electronic Equipment, Instruments & Components–1.67%
Amphenol Class A	24,500	3,203,865
CDW	22,300	2,938,917
Cognex	13,600	1,091,876
†Coherent	3,100	465,062
FLIR Systems	5,100	223,533
†IPG Photonics	2,400	537,096
†Keysight Technologies	9,819	1,296,992
Littelfuse	14,514	3,696,135
†Zebra Technologies Class A	5,600	2,152,248
		15,605,724
Entertainment–3.13%
Electronic Arts	22,834	3,278,962
†Roku	15,100	5,013,502
†Spotify Technology	18,000	5,663,880
†Take-Two Interactive Software	59,779	12,421,478
Warner Music Group Class A	34,256	1,301,386
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†Zynga Class A	151,700	$ 1,497,279
		29,176,487
Equity Real Estate Investment Trusts–1.01%
CoreSite Realty	36,408	4,561,194
SBA Communications	17,354	4,896,084
		9,457,278
Food & Staples Retailing–0.08%
Casey's General Stores	4,420	789,500
		789,500
Food Products–0.52%
Conagra Brands	13,000	471,380
Hershey	17,100	2,604,843
McCormick & Co Non-Voting Shares	15,200	1,453,120
Tyson Foods Class A	5,522	355,838
		4,885,181
Health Care Equipment & Supplies–5.85%
†ABIOMED	4,700	1,523,740
†Align Technology	17,675	9,445,166
Cooper	3,961	1,439,110
†DexCom	7,000	2,588,040
†Hologic	32,096	2,337,552
†ICU Medical	1,255	269,185
†IDEXX Laboratories	14,389	7,192,629
†iRhythm Technologies	1,800	426,978
†Masimo	24,581	6,597,049
†Novocure	10,200	1,765,008
†Penumbra	6,600	1,155,000
†Quidel	9,858	1,770,990
STERIS	48,001	9,098,110
Teleflex	5,296	2,179,675
West Pharmaceutical Services	23,600	6,686,116
		54,474,348
Health Care Providers & Services–1.83%
†Acadia Healthcare	11,983	602,266
†Amedisys	6,600	1,935,978
†Centene	17,232	1,034,437
†DaVita	10,700	1,256,180
†Guardant Health	20,516	2,644,102
McKesson	34,645	6,025,458
†Molina Healthcare	6,800	1,446,224
Quest Diagnostics	13,390	1,595,686
†Universal Health Services Class B	3,800	522,500
		17,062,831
Health Care Technology–1.20%
Cerner	5,900	463,032

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†Multiplan	51,400	$ 410,686
†Teladoc Health	22,389	4,476,904
†Veeva Systems Class A	21,479	5,847,658
		11,198,280
Hotels, Restaurants & Leisure–2.87%
†Airbnb Class A	1,944	285,379
†Caesars Entertainment	26,043	1,934,214
†Chipotle Mexican Grill	8,069	11,189,363
Domino's Pizza	15,524	5,952,833
†DraftKings Class A	15,895	740,071
MGM Resorts International	15,944	502,395
Papa John's International	4,098	347,715
†Penn National Gaming	30,712	2,652,595
Restaurant Brands International	6,123	374,177
Vail Resorts	5,109	1,425,207
†Wynn Resorts	4,400	496,452
Yum China Holdings	6,600	376,794
Yum! Brands	4,000	434,240
		26,711,435
Household Durables–0.17%
†NVR	380	1,550,347
		1,550,347
Household Products–0.64%
Church & Dwight	35,000	3,053,050
Clorox	13,000	2,624,960
Reynolds Consumer Products	10,730	322,329
		6,000,339
Industrial Conglomerates–0.23%
Roper Technologies	4,960	2,138,206
		2,138,206
Insurance–0.97%
Arthur J. Gallagher & Co.	58,769	7,270,313
Assurant	4,900	667,478
†GoHealth Class A	15,851	216,525
†Selectquote	41,926	869,964
		9,024,280
Interactive Media & Services–3.01%
†Eventbrite Class A	51,099	924,892
†IAC/InterActive	36,455	6,902,754
†Match Group	92,899	14,045,400
†Pinterest Class A	48,100	3,169,790
†Snap Class A	53,162	2,661,821
†ZoomInfo Technologies Class A	6,208	299,412
		28,004,069
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail–1.05%
†Chewy Class A	49,438	$ 4,443,982
†Etsy	19,300	3,433,663
†Wayfair Class A	8,500	1,919,385
		9,797,030
IT Services–6.91%
†Akamai Technologies	27,900	2,929,221
†Black Knight	91,725	8,103,904
Booz Allen Hamilton Holding	22,281	1,942,458
Broadridge Financial Solutions	16,700	2,558,440
†EPAM Systems	7,300	2,615,955
†Euronet Worldwide	3,500	507,220
Fidelity National Information Services	9,184	1,299,169
†FleetCor Technologies	11,180	3,050,239
†Gartner	12,049	1,930,129
Genpact	15,300	632,808
Global Payments	17,213	3,708,024
†GoDaddy Class A	23,100	1,916,145
Leidos Holdings	8,600	904,032
†MongoDB	7,200	2,585,088
†Okta	37,373	9,502,459
Paychex	9,500	885,210
†Snowflake Class A	1,900	534,660
†Square Class A	23,966	5,215,960
†StoneCo Class A	25,128	2,108,742
†Twilio Class A	15,100	5,111,350
†VeriSign	7,800	1,687,920
†WEX	2,600	529,178
†Wix.com	16,422	4,104,843
		64,363,154
Leisure Products–0.51%
†Peloton Interactive Class A	31,448	4,771,291
		4,771,291
Life Sciences Tools & Services–5.97%
†Adaptive Biotechnologies	61,300	3,624,669
Agilent Technologies	47,565	5,635,977
†Avantor	101,843	2,866,881
Bio-Techne	19,000	6,033,450
Bruker	9,600	519,648
†Charles River Laboratories International	29,929	7,478,060
†ICON	28,081	5,475,233
†IQVIA Holdings	6,100	1,092,937
†Maravai LifeSciences Holdings Class A	47,103	1,321,239
†Mettler-Toledo International	4,522	5,153,633
PerkinElmer	79,488	11,406,528
†PPD	12,368	423,233
†PRA Health Sciences	13,309	1,669,481

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Repligen	15,143	$ 2,901,853
		55,602,822
Machinery–1.09%
Graco	13,000	940,550
IDEX	29,651	5,906,479
†Middleby	3,858	497,374
Nordson	1,978	397,479
Otis Worldwide	9,500	641,725
PACCAR	4,900	422,772
Toro	9,400	891,496
Woodward	3,900	473,967
		10,171,842
Media–0.62%
†Altice USA Class A	46,919	1,776,823
Cable One	1,792	3,992,074
		5,768,897
Metals & Mining–0.04%
Kirkland Lake Gold	10,300	425,081
		425,081
Multiline Retail–0.28%
†Dollar Tree	17,800	1,923,112
†Ollie's Bargain Outlet Holdings	8,300	678,691
		2,601,803
Oil, Gas & Consumable Fuels–0.10%
=†πVenture Global LNG Series B	12	66,784
=†πVenture Global LNG Series C	149	829,228
		896,012
Pharmaceuticals–0.67%
†Catalent	22,213	2,311,707
†Elanco Animal Health	26,734	819,932
†GW Pharmaceuticals ADR	1,600	184,656
†Horizon Therapeutics	27,700	2,026,255
Perrigo	6,800	304,096
Royalty Pharma Class A	12,755	638,387
		6,285,033
Professional Services–6.54%
†Clarivate	271,704	8,072,326
†CoStar Group	13,308	12,300,318
†Dun & Bradstreet Holdings	118,868	2,959,813
Equifax	36,851	7,106,347
IHS Markit	37,874	3,402,221
TransUnion	93,552	9,282,230
Verisk Analytics	61,423	12,750,801
Wolters Kluwer	59,657	5,033,091
		60,907,147
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–0.77%
JB Hunt Transport Services	6,077	$ 830,422
Kansas City Southern	19,600	4,000,948
Landstar System	3,400	457,844
Old Dominion Freight Line	9,900	1,932,282
		7,221,496
Semiconductors & Semiconductor Equipment–6.24%
ASM International	7,592	1,656,734
†Enphase Energy	22,600	3,965,622
Entegris	93,553	8,990,443
†Inphi	11,500	1,845,405
KLA	21,709	5,620,677
Marvell Technology Group	18,395	874,498
†Maxim Integrated Products	11,200	992,880
Microchip Technology	25,800	3,563,238
MKS Instruments	28,346	4,264,656
Monolithic Power Systems	40,741	14,920,577
†ON Semiconductor	27,100	886,983
†Silicon Laboratories	11,632	1,481,219
Skyworks Solutions	10,600	1,620,528
Teradyne	24,500	2,937,305
Xilinx	31,916	4,524,731
		58,145,496
Software–17.45%
†Anaplan	18,800	1,350,780
†ANSYS	12,400	4,511,120
†Aspen Technology	10,761	1,401,620
†Autodesk	22,384	6,834,731
†Avalara	13,900	2,291,971
Bentley Systems Class B	11,244	455,494
†Bill.Com Holdings	9,400	1,283,100
†Cadence Design Systems	134,949	18,411,092
†Ceridian HCM Holding	16,041	1,709,329
Citrix Systems	9,500	1,235,950
Constellation Software	3,360	4,363,117
†Coupa Software	27,532	9,330,870
†Crowdstrike Holdings Class A	18,171	3,848,981
=†πDatabricks	3,406	163,488
†Datadog Class A	28,044	2,760,651
†DocuSign	38,516	8,562,107
†Dynatrace	13,812	597,645
†Everbridge	23,857	3,556,363
†Five9	17,302	3,017,469
†Fortinet	19,000	2,822,070
†Guidewire Software	11,419	1,469,968
†HubSpot	6,100	2,418,284
†Manhattan Associates	8,700	915,066
†nCino	8,601	622,798
†Nice Sponsored ADR	25,599	7,258,341
NortonLifeLock	15,300	317,934
†Palo Alto Networks	10,350	3,678,287
†Paycom Software	8,600	3,889,350
†Paylocity Holding	30,425	6,264,812

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
=†πProcore Technologies	2,644	$ 166,572
†Proofpoint	12,900	1,759,689
†PTC	15,097	1,805,752
†RingCentral Class A	25,815	9,783,111
†ServiceNow	12,072	6,644,791
†Smartsheet Class A	12,300	852,267
†Splunk	23,800	4,043,382
SS&C Technologies Holdings	57,143	4,157,153
†Synopsys	40,634	10,533,958
=†πTanium Class B	9,649	109,952
=†Topicus	6,309	23,838
†Trade Desk Class A	6,000	4,806,000
†Tyler Technologies	19,632	8,569,761
†Unity Software	11,556	1,773,499
†Workiva	2,600	238,212
†Zendesk	13,500	1,932,120
		162,542,845
Specialty Retail–3.40%
†AutoZone	2,115	2,507,206
†Burlington Stores	29,181	7,632,290
†CarMax	10,732	1,013,745
†Five Below	12,919	2,260,567
†O'Reilly Automotive	17,334	7,844,848
†RH	1,100	492,272
†Ross Stores	7,800	957,918
Tractor Supply	30,720	4,318,618
†Ulta Beauty	14,421	4,141,134
Williams-Sonoma	4,712	479,870
		31,648,468
Technology Hardware, Storage & Peripherals–0.05%
†Pure Storage Class A	19,944	450,934
		450,934
Textiles, Apparel & Luxury Goods–1.20%
†Lululemon Athletica	32,042	11,151,577
		11,151,577
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.15%
Fastenal	9,000	$ 439,470
†United Rentals	2,100	487,011
Watsco	2,100	475,755
		1,402,236
Total Common Stock (Cost $504,728,747)		883,421,221
CONVERTIBLE PREFERRED STOCKS–0.25%
=†πDatabricks Series F	7,776	373,248
=†πGitlab Class B	10,724	428,960
=†πJand Class A	875	21,464
=†πJand Series AA	1,810	44,401
=†πJand Series B	2	49
=†πProcore Technologies Series B	640	40,320
=†πRappi Series E	9,859	589,036
=†πUiPath Series D1	22,611	657,806
=†πUiPath Series D2	3,798	110,493
=†πUiPath Series E	507	14,750
Total Convertible Preferred Stocks (Cost $1,805,898)		2,280,527

Money Market Fund–4.68%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 0.01%)	43,583,213	43,583,213
Total Money Market Fund (Cost $43,583,213)		43,583,213

TOTAL INVESTMENTS–99.75% (Cost $550,117,858)	929,284,961
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	2,362,094
NET ASSETS APPLICABLE TO 44,167,824 SHARES OUTSTANDING–100.00%	$931,647,055
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($34,238,035 / 1,563,278 Shares)	$21.901
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($897,409,020 / 42,604,546 Shares)	$21.064
LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$530,433,928
Distributable earnings/(accumulated loss)	401,213,127
TOTAL NET ASSETS	$931,647,055

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $3,616,551, which represented 0.39% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Databricks	7/24/2020	$ 163,573	$ 163,488
Databricks Series F	10/22/2019	333,967	373,248
Gitlab Class B	12/15/2020	432,177	428,960
Jand Class A	11/19/2020	21,510	21,464
Jand Series AA	11/19/2020	44,471	44,401
Jand Series B	11/19/2020	49	49
Procore Technologies	7/15/2020	149,349	166,572
Procore Technologies Series B	7/15/2020	28,848	40,320
Rappi Series E	9/8/2020	589,036	589,036
Tanium Class B	9/24/2020	109,952	109,952
UiPath Series D1	4/30/2019	296,594	657,806
UiPath Series D2	4/30/2019	49,819	110,493
UiPath Series E	7/9/2020	9,427	14,750
Venture Global LNG Series B	3/8/2018	36,240	66,784
Venture Global LNG Series C	10/16/2017	554,369	829,228
Total		$2,819,381	$3,616,551

★ Includes $2,817,794 cash collateral held at broker for futures contracts, $160,976 variation margin due from broker on futures contracts, $526,041 payable for securities purchased, $556,228 payable for fund shares redeemed, $71,875 other accrued expenses payable and $714,197 due to manager and affiliates as of December 31, 2020.
LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
7	British Pound	$ 597,581	$ 585,371	3/15/21	$ 12,210	$ —
6	Euro	918,450	910,996	3/15/21	7,454	—
6	Japanese Yen	726,675	721,553	3/15/21	5,122	—
					24,786	—
Equity Contracts:
10	E-mini MSCI Emerging Markets Index	644,100	625,923	3/19/21	18,177	—
106	E-mini S&P 500 Index	19,868,640	19,421,772	3/19/21	446,868	—
82	E-mini S&P MidCap 400 Index	18,888,700	18,367,170	3/19/21	521,530	—
22	Euro STOXX 50 Index	954,109	940,998	3/19/21	13,111	—
6	FTSE 100 Index	526,761	530,461	3/19/21	—	(3,700)
3	Nikkei 225 Index (OSE)	797,250	764,431	3/11/21	32,819	—
					1,032,505	(3,700)
Total Futures Contracts					$1,057,291	$(3,700)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 4,303,354
Interest	110
Foreign taxes withheld	(23,550)
4,279,914
EXPENSES:
Management fees	5,143,598
Distribution fees-Service Class	1,905,737
Shareholder servicing fees	229,484
Accounting and administration expenses	207,972
Reports and statements to shareholders	95,895
Professional fees	48,613
Pricing fees	33,858
Custodian fees	30,558
Trustees’ fees and expenses	19,129
Consulting fees	3,632
Other	19,917
7,738,393
Less:
Management fees waived	(27,182)
Total operating expenses	7,711,211
NET INVESTMENT LOSS	(3,431,297)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	87,474,195
Foreign currencies	(5,652)
Futures contracts	(28,183,723)
Net realized gain	59,284,820
Net change in unrealized appreciation (depreciation) of:
Investments	147,715,819
Foreign currencies	1,304
Futures contracts	728,446
Net change in unrealized appreciation (depreciation)	148,445,569
NET REALIZED AND UNREALIZED GAIN	207,730,389
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$204,299,092
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (3,431,297)	$ (753,908)
Net realized gain (loss)	59,284,820	(27,508,661)
Net change in unrealized appreciation (depreciation)	148,445,569	181,592,304
Net increase in net assets resulting from operations	204,299,092	153,329,735
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	—	(2,415,895)
Service Class	—	(60,818,709)
	—	(63,234,604)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,916,661	3,379,966
Service Class	71,526,143	82,364,553
Reinvestment of dividends and distributions:
Standard Class	—	2,415,895
Service Class	—	60,818,709
	75,442,804	148,979,123
Cost of shares redeemed:
Standard Class	(6,196,952)	(5,577,032)
Service Class	(120,114,625)	(81,455,457)
	(126,311,577)	(87,032,489)
Increase (decrease) in net assets derived from capital share transactions	(50,868,773)	61,946,634
NET INCREASE IN NET ASSETS	153,430,319	152,041,765
NET ASSETS:
Beginning of year	778,216,736	626,174,971
End of year	$ 931,647,055	$778,216,736
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18 [2]	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 17.149	$ 15.017	$ 14.963	$ 11.917	$ 11.968
Income (loss) from investment operations:
Net investment income (loss)[4]	(0.035)	0.022	0.023	0.023	0.013
Net realized and unrealized gain	4.787	3.628	0.031	3.023	0.251
Total from investment operations	4.752	3.650	0.054	3.046	0.264
Less dividends and distributions from:
Net realized gain	—	(1.518)	—	—	(0.315)
Total dividends and distributions	—	(1.518)	—	—	(0.315)
Net asset value, end of period	$ 21.901	$ 17.149	$ 15.017	$ 14.963	$ 11.917
Total return[5]	27.71%	24.92%	0.36%	25.56%	2.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 34,238	$ 29,070	$25,199	$ 26,547	$22,110
Ratio of expenses to average net assets	0.73%	0.74%	0.74%	0.75%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.75%	0.78%	0.79%	0.84%
Ratio of net investment income (loss) to average net assets	(0.19%)	0.13%	0.15%	0.17%	0.11%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.20%)	0.12%	0.11%	0.13%	0.06%
Portfolio turnover	46%	19%	70%	27%	103%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[3]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and was responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18 [2]	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 16.534	$ 14.561	$ 14.542	$ 11.611	$ 11.698
Income (loss) from investment operations:
Net investment income (loss)[4]	(0.077)	(0.019)	(0.016)	(0.010)	(0.016)
Net realized and unrealized gain	4.607	3.510	0.035	2.941	0.244
Total from investment operations	4.530	3.491	0.019	2.931	0.228
Less dividends and distributions from:
Net realized gain	—	(1.518)	—	—	(0.315)
Total dividends and distributions	—	(1.518)	—	—	(0.315)
Net asset value, end of period	$ 21.064	$ 16.534	$ 14.561	$ 14.542	$ 11.611
Total return[5]	27.40%	24.60%	0.13%	25.24%	2.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$897,409	$749,146	$600,976	$550,434	$475,177
Ratio of expenses to average net assets	0.98%	0.99%	0.99%	1.00%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.00%	1.03%	1.04%	1.09%
Ratio of net investment income (loss) to average net assets	(0.44%)	(0.12%)	(0.10%)	(0.08%)	(0.14%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.45%)	(0.13%)	(0.14%)	(0.12%)	(0.19%)
Portfolio turnover	46%	19%	70%	27%	103%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[3]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and was responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–14

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Blended Mid Cap Managed Volatility Fund–15

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays MFS and T. Rowe Price a fee based on MFS and T. Rowe Price’s managed portion of the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$48,118
Legal	8,511
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $82,798 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$503,509
Distribution fees payable to LFD	188,050
Shareholder servicing fees payable to Lincoln Life	22,638
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $314,132 and securities sales of $798,228, which resulted in net realized gains of $625,638.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$339,024,920
Sales	432,987,528
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$553,706,644
Aggregate unrealized appreciation of investments and derivatives	$379,558,719
Aggregate unrealized depreciation of investments and derivatives	(3,947,582)
Net unrealized appreciation of investments and derivatives	$375,611,137
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 5,538,253	$ —	$ —	$ 5,538,253
Air Freight & Logistics	447,017	—	—	447,017
Auto Components	509,173	—	—	509,173
Banks	986,855	—	—	986,855
Beverages	3,096,880	—	—	3,096,880
Biotechnology	41,236,281	—	—	41,236,281
Building Products	7,868,768	—	—	7,868,768
Capital Markets	29,309,037	—	—	29,309,037
Chemicals	7,437,358	2,216,663	—	9,654,021
Commercial Services & Supplies	19,541,717	—	—	19,541,717
Communications Equipment	799,282	—	—	799,282
Construction & Engineering	437,325	—	—	437,325
Construction Materials	6,279,297	—	—	6,279,297
Containers & Packaging	7,169,360	—	—	7,169,360
Distributors	7,306,588	—	—	7,306,588
Diversified Consumer Services	14,521,197	—	—	14,521,197
Diversified Financial Services	4,164,126	—	—	4,164,126
Electrical Equipment	14,324,575	—	—	14,324,575
Electronic Equipment, Instruments & Components	15,605,724	—	—	15,605,724
Entertainment	29,176,487	—	—	29,176,487
Equity Real Estate Investment Trusts	9,457,278	—	—	9,457,278
Food & Staples Retailing	789,500	—	—	789,500
Food Products	4,885,181	—	—	4,885,181
Health Care Equipment & Supplies	54,474,348	—	—	54,474,348
Health Care Providers & Services	17,062,831	—	—	17,062,831
Health Care Technology	11,198,280	—	—	11,198,280
Hotels, Restaurants & Leisure	26,711,435	—	—	26,711,435
Household Durables	1,550,347	—	—	1,550,347
Household Products	6,000,339	—	—	6,000,339
Industrial Conglomerates	2,138,206	—	—	2,138,206
Insurance	9,024,280	—	—	9,024,280
Interactive Media & Services	28,004,069	—	—	28,004,069
Internet & Direct Marketing Retail	9,797,030	—	—	9,797,030
IT Services	64,363,154	—	—	64,363,154
Leisure Products	4,771,291	—	—	4,771,291
Life Sciences Tools & Services	55,602,822	—	—	55,602,822
Machinery	10,171,842	—	—	10,171,842
Media	5,768,897	—	—	5,768,897
Metals & Mining	425,081	—	—	425,081
LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Multiline Retail	$ 2,601,803	$ —	$ —	$ 2,601,803
Oil, Gas & Consumable Fuels	—	—	896,012	896,012
Pharmaceuticals	6,285,033	—	—	6,285,033
Professional Services	60,907,147	—	—	60,907,147
Road & Rail	7,221,496	—	—	7,221,496
Semiconductors & Semiconductor Equipment	56,488,762	1,656,734	—	58,145,496
Software	162,078,995	—	463,850	162,542,845
Specialty Retail	31,648,468	—	—	31,648,468
Technology Hardware, Storage & Peripherals	450,934	—	—	450,934
Textiles, Apparel & Luxury Goods	11,151,577	—	—	11,151,577
Trading Companies & Distributors	1,402,236	—	—	1,402,236
Convertible Preferred Stocks	—	—	2,280,527	2,280,527
Money Market Fund	43,583,213	—	—	43,583,213
Total Investments	$921,771,175	$3,873,397	$3,640,389	$929,284,961
Derivatives:

Assets:
Futures Contracts	$1,057,291	$—	$—	$1,057,291
Liabilities:
Futures Contract	$ (3,700)	$—	$—	$ (3,700)
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals, mark-to-market of futures contracts and tax treatment of passive foreign investment companies ("PFIC").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Long-term capital gains	$—	$63,234,604
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 25,607,440
Other temporary differences	(6,766)
Net unrealized appreciation	375,612,453
Distributable earnings/(accumulated loss)	$401,213,127
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,265,559	$(2,265,559)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Blended Mid Cap Managed Volatility Fund–19

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
In 2020, the Fund utilized $34,667,823 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	218,577	199,613
Service Class	4,100,470	5,127,380
Shares reinvested:
Standard Class	—	149,378
Service Class	—	3,897,386
	4,319,047	9,373,757
Shares redeemed:
Standard Class	(350,487)	(331,816)
Service Class	(6,805,476)	(4,989,234)
	(7,155,963)	(5,321,050)
Net increase (decrease)	(2,836,916)	4,052,707
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,032,505	Receivables and other assets net of liabilities	$(3,700)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	24,786	Receivables and other assets net of liabilities	—
Total		$1,057,291		$(3,700)
LVIP Blended Mid Cap Managed Volatility Fund–20

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(26,388,682)	$703,660
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,795,041)	24,786
Total		$(28,183,723)	$728,446
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,926,636	$108,224,865
8. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Blended Mid Cap Managed Volatility Fund–21

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Blended Mid Cap Managed Volatility Fund–23

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Mid Cap Managed Volatility Fund–24

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board considered that T. Rowe had subadvised the Fund since February 2016 and that MFS had subadvised the Fund since November 2018. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for T. Rowe, which contains breakpoints, and considered that T. Rowe’s subadvisory fee was reduced effective October 1, 2019. The Board considered T. Rowe’s fees to the comparable subadvised fee schedules provided. The Board also reviewed the subadvisory fee schedule for MFS, which contains breakpoints, as well as the fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates T. Rowe and MFS from its fees and that the subadvisory fee schedules were negotiated between LIAC and T. Rowe and MFS, respectively, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Equity Sleeve subadvised by T. Rowe, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe such as including the Fund’s assets in its assets under management.
LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
For the Equity Sleeve subadvised by MFS, the Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Blended Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Mid Cap Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Mid Cap Managed Volatility Fund–31

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: QS Investors, LLC
ClearBridge Investments, LLC.
Schroder Investment Management North America Inc.
The Fund returned 14.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%.
After falling sharply, the U.S. equity market later overcame the COVID-19 global pandemic that severely reduced economic activity for a significant portion of the year, and the equity market managed to finish with strong gains. The pandemic sparked the shortest bear market in history, while swift and aggressive accommodation from the government sparked an equally rapid market rebound in the second quarter. The S&P 500 Index’s 30% decline in 22 trading days late in the first quarter was the fastest drop of that magnitude in history. Swift action by the Federal Reserve (“Fed”) and fiscal stimulus packages totaling more than $4 trillion helped the market to rebound. The S&P 500 rose 44% in the 53 trading days between March 23 and June 8. Mega-cap information technology (IT) and internet stocks soared, causing the highest concentration of the five largest stocks in the Russell 3000 Growth Index benchmark that the market has ever been. By September, improving economic data flipped the market leadership away from IT toward cyclicals. Resolution of the U.S. presidential election, as well as positive COVID-19 vaccine trials and emergency use late in the year, continued a rally in cyclical and more value-oriented names.
For the Clearbridge Aggressive Growth sleeve of the Fund, stock selection in the communication services sector, home to several of the mega-cap stocks that led the market but are not owned in the Fund, was the primary headwind to results. Stock selection and an overweight to health care was also a major detractor from performance. Within IT, many of our holdings delivered positive absolute performance, but those results looked weak relative to the outsize gains enjoyed by larger stocks not held in the Sleeve, such as Apple and Microsoft. Conversely, stock selection in the materials sector helped performance.
For the QS US Large Cap Equity sleeve of the Fund, negative stock selection and weakness in the underlying factor model detracted from Fund performance. Stock selection was the main detractor, as headwinds from real estate, consumer discretionary, industrials, consumer staples and utilities more than offset the contributions within IT, and more modest contributions within financials ex-banks, materials and banks. Sector allocation slightly contributed to performance, with contributions from underweight allocations to banks, energy, consumer staples, financials ex-banks and industrials. Conversely, overweights to utilities and information technology, and an underweight allocation to consumer discretionary, were detractors.
For the ClearBridge Appreciation sleeve of the Fund, on an absolute basis, the Fund had gains in eight of 11 sectors in which it was invested. The main contributors were IT, communication services and consumer discretionary, while the financials and energy detracted from returns. In relative terms, the Fund underperformed its benchmark due to stock selection and sector allocation. Stock selection in the financials and IT sectors detracted the most from results. An underweight to the consumer discretionary sector and overweights to financials and energy also weighed on results. Conversely, stock selection in the consumer discretionary, consumer staples and communication services sectors and underweight to utilities proved beneficial.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
QS Investors, LLC:	Russell Shtern
Jacqueline Hurley
Stephen Lanzendorf
ClearBridge Investments, LLC:	Scott Glasser
Evan Bauman
Richard Freeman
Michael Kagan
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–1

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge QS Select Large Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,970 for the Standard Class shares and to $17,531 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $23,403. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 14.86%
Five Years	+ 11.95%
Inception (1/2/14)	+ 8.74%
Service Class Shares
One Year	+ 14.45%
Five Years	+ 11.56%
Inception (1/2/14)	+ 8.36%
1. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–2

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,222.50	0.68%	$3.80
Service Class Shares	1,000.00	1,220.40	1.03%	5.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.68%	$3.46
Service Class Shares	1,000.00	1,019.90	1.03%	5.23

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–3

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.61%
Aerospace & Defense	1.82%
Air Freight & Logistics	0.63%
Auto Components	0.06%
Automobiles	0.49%
Banks	2.77%
Beverages	1.02%
Biotechnology	6.65%
Building Products	0.78%
Capital Markets	0.96%
Chemicals	2.55%
Commercial Services & Supplies	0.42%
Communications Equipment	0.56%
Construction Materials	0.21%
Consumer Finance	0.50%
Containers & Packaging	0.42%
Diversified Financial Services	1.34%
Diversified Telecommunication Services	0.84%
Electric Utilities	0.53%
Electrical Equipment	0.27%
Electronic Equipment, Instruments & Components	1.49%
Energy Equipment & Services	0.17%
Entertainment	2.38%
Equity Real Estate Investment Trusts	1.44%
Food & Staples Retailing	0.97%
Food Products	0.70%
Gas Utilities	0.24%
Health Care Equipment & Supplies	1.71%
Health Care Providers & Services	4.41%
Health Care Technology	0.17%
Hotels, Restaurants & Leisure	0.15%
Household Durables	0.35%
Household Products	0.71%
Independent Power and Renewable Electricity Producers	0.27%
Industrial Conglomerates	1.28%
Insurance	1.15%
Interactive Media & Services	5.72%
Internet & Direct Marketing Retail	3.02%
IT Services	3.57%
Life Sciences Tools & Services	1.00%
Machinery	0.67%
Media	6.31%
Metals & Mining	1.15%
Mortgage Real Estate Investment Trusts (REITs)	0.15%
Multi-Utilities	0.14%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	1.43%
Paper & Forest Products	0.20%
Pharmaceuticals	2.85%
Professional Services	0.42%
Road & Rail	0.62%
Semiconductors & Semiconductor Equipment	5.91%
Software	11.50%
Specialty Retail	2.10%
Technology Hardware, Storage & Peripherals	6.08%
Textiles, Apparel & Luxury Goods	0.32%
Thrifts & Mortgage Finance	0.29%
Tobacco	0.16%
Wireless Telecommunication Services	0.59%
Money Market Fund	4.93%
Total Investments	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%

Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.32%
Microsoft	4.20%
Comcast Class A	3.60%
UnitedHealth Group	3.05%
Amazon.com	2.64%
Facebook Class A	1.92%
Biogen	1.85%
Broadcom	1.63%
Autodesk	1.58%
Cree	1.52%
Total	26.31%

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–4

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.61%
Aerospace & Defense–1.82%
L3Harris Technologies	26,322	$ 4,975,384
Lockheed Martin	4,100	1,455,418
Northrop Grumman	2,099	639,607
Raytheon Technologies	49,897	3,568,135
		10,638,544
Air Freight & Logistics–0.63%
United Parcel Service Class B	21,884	3,685,266
		3,685,266
Auto Components–0.06%
Goodyear Tire & Rubber	33,000	360,030
		360,030
Automobiles–0.49%
Ford Motor	103,300	908,007
General Motors	23,630	983,953
†Tesla	1,400	987,938
		2,879,898
Banks–2.77%
Associated Banc-Corp	26,000	443,300
Bank of America	78,489	2,379,002
CIT Group	40,000	1,436,000
Citizens Financial Group	22,000	786,720
JPMorgan Chase & Co.	63,556	8,076,061
Regions Financial	63,000	1,015,560
US Bancorp	27,150	1,264,918
Zions Bancorp	18,500	803,640
		16,205,201
Beverages–1.02%
Coca-Cola	37,497	2,056,335
†Monster Beverage	17,200	1,590,656
PepsiCo	15,783	2,340,619
		5,987,610
Biotechnology–6.65%
AbbVie	39,169	4,196,958
†Agios Pharmaceuticals	14,916	646,310
†Alkermes	20,712	413,205
Amgen	30,221	6,948,412
†Biogen	44,132	10,806,162
†ImmunoGen	8,476	54,670
†Ionis Pharmaceuticals	42,411	2,397,918
†Regeneron Pharmaceuticals	2,300	1,111,153
†Seagen	5,000	875,700
†Ultragenyx Pharmaceutical	10,337	1,430,951
†United Therapeutics	6,200	941,098
†Vertex Pharmaceuticals	37,472	8,856,133
†Voyager Therapeutics	21,902	156,599
		38,835,269
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products–0.78%
Johnson Controls International	80,550	$ 3,752,825
Trane Technologies	5,400	783,864
		4,536,689
Capital Markets–0.96%
Ameriprise Financial	2,500	485,825
Bank of New York Mellon	9,200	390,448
BGC Partners Class A	165,000	660,000
CME Group	6,057	1,102,677
Cohen & Steers	23,122	1,717,965
Intercontinental Exchange	10,907	1,257,468
		5,614,383
Chemicals–2.55%
Air Products & Chemicals	13,558	3,704,317
CF Industries Holdings	11,500	445,165
Eastman Chemical	7,000	701,960
Ecolab	11,403	2,467,153
Huntsman	43,919	1,104,124
PPG Industries	30,851	4,449,331
Sherwin-Williams	2,760	2,028,351
		14,900,401
Commercial Services & Supplies–0.42%
Waste Management	20,823	2,455,656
		2,455,656
Communications Equipment–0.56%
†Arista Networks	4,824	1,401,710
Cisco Systems	42,000	1,879,500
		3,281,210
Construction Materials–0.21%
Vulcan Materials	8,093	1,200,273
		1,200,273
Consumer Finance–0.50%
Ally Financial	14,100	502,806
Discover Financial Services	12,000	1,086,360
Synchrony Financial	37,643	1,306,589
		2,895,755
Containers & Packaging–0.42%
Ball	16,319	1,520,604
International Paper	19,000	944,680
		2,465,284
Diversified Financial Services–1.34%
†Berkshire Hathaway Class A	20	6,956,300
†Berkshire Hathaway Class B	3,737	866,498
		7,822,798
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–5

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–0.84%
AT&T	35,829	$ 1,030,442
Cogent Communications Holdings	7,200	431,064
†Liberty Global Class C	27,400	648,010
Verizon Communications	47,998	2,819,883
		4,929,399
Electric Utilities–0.53%
IDACORP	5,400	518,562
NextEra Energy	8,740	674,291
NRG Energy	31,615	1,187,143
OGE Energy	14,000	446,040
Portland General Electric	6,700	286,559
		3,112,595
Electrical Equipment–0.27%
GrafTech International	147,000	1,567,020
		1,567,020
Electronic Equipment, Instruments & Components–1.49%
Avnet	10,400	365,144
Dolby Laboratories Class A	10,920	1,060,659
Jabil	25,600	1,088,768
TE Connectivity	50,923	6,165,248
		8,679,819
Energy Equipment & Services–0.17%
Core Laboratories	38,127	1,010,747
		1,010,747
Entertainment–2.38%
Activision Blizzard	8,000	742,800
Electronic Arts	10,100	1,450,360
†Liberty Media-Liberty Formula One Class A	5,573	211,718
†Liberty Media-Liberty Formula One Class C	10,295	438,567
†Lions Gate Entertainment Class B	20,994	217,918
†Madison Square Garden Entertainment	13,533	1,421,506
†Madison Square Garden Sports Class A	13,533	2,491,425
†Netflix	2,050	1,108,497
†Take-Two Interactive Software	4,000	831,160
†Walt Disney	24,410	4,422,604
World Wrestling Entertainment Class A	12,382	594,955
		13,931,510
Equity Real Estate Investment Trusts–1.44%
American Tower	14,264	3,201,697
Boston Properties	7,700	727,881
†CoreCivic	67,000	438,850
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
CoreSite Realty	4,000	$ 501,120
Gaming and Leisure Properties	14,602	619,125
Lamar Advertising Class A	13,000	1,081,860
Life Storage	4,200	501,438
Medical Properties Trust	62,500	1,361,875
		8,433,846
Food & Staples Retailing–0.97%
Kroger	32,000	1,016,320
Walmart	32,387	4,668,586
		5,684,906
Food Products–0.70%
Hershey	6,900	1,051,077
Ingredion	12,800	1,006,976
Mondelez International Class A	34,483	2,016,221
		4,074,274
Gas Utilities–0.24%
National Fuel Gas	16,800	690,984
Spire	10,800	691,632
		1,382,616
Health Care Equipment & Supplies–1.71%
Becton Dickinson and Co	6,052	1,514,331
†Haemonetics	5,000	593,750
Medtronic	48,100	5,634,434
†Quidel	4,400	790,460
West Pharmaceutical Services	5,100	1,444,881
		9,977,856
Health Care Providers & Services–4.41%
†Amedisys	1,500	439,995
Chemed	2,800	1,491,308
CVS Health	11,000	751,300
†Guardant Health	15,550	2,004,084
Humana	4,400	1,805,188
†Molina Healthcare	7,000	1,488,760
UnitedHealth Group	50,745	17,795,257
		25,775,892
Health Care Technology–0.17%
†Veeva Systems Class A	3,600	980,100
		980,100
Hotels, Restaurants & Leisure–0.15%
MGM Resorts International	27,000	850,770
		850,770
Household Durables–0.35%
PulteGroup	32,000	1,379,840

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–6

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Toll Brothers	15,324	$ 666,134
		2,045,974
Household Products–0.71%
Procter & Gamble	29,644	4,124,666
		4,124,666
Independent Power and Renewable Electricity Producers–0.27%
AES	67,184	1,578,824
		1,578,824
Industrial Conglomerates–1.28%
3M	7,024	1,227,725
Carlisle	6,500	1,015,170
Honeywell International	24,685	5,250,499
		7,493,394
Insurance–1.15%
Allstate	7,000	769,510
Hartford Financial Services Group	19,200	940,416
Travelers	32,547	4,568,622
Unum Group	18,640	427,602
		6,706,150
Interactive Media & Services–5.72%
†Alphabet Class A	4,085	7,159,535
†Alphabet Class C	3,105	5,439,587
†Facebook Class A	41,099	11,226,603
†Pinterest Class A	38,707	2,550,791
†Twitter	130,071	7,043,345
		33,419,861
Internet & Direct Marketing Retail–3.02%
†Amazon.com	4,734	15,418,307
eBay	28,700	1,442,175
Qurate Retail	68,555	752,048
		17,612,530
IT Services–3.57%
Alliance Data Systems	11,500	852,150
Automatic Data Processing	18,732	3,300,578
Cognizant Technology Solutions Class A	23,406	1,918,122
Fidelity National Information Services	13,490	1,908,295
International Business Machines	11,270	1,418,668
Mastercard Class A	4,400	1,570,536
†PayPal Holdings	10,000	2,342,000
Switch Class A	24,000	392,880
Visa Class A	32,583	7,126,880
		20,830,109
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–1.00%
†Bio-Rad Laboratories Class A	1,500	$ 874,410
Thermo Fisher Scientific	10,722	4,994,093
		5,868,503
Machinery–0.67%
Cummins	2,000	454,200
Dover	9,000	1,136,250
Otis Worldwide	9,860	666,043
Parker-Hannifin	3,600	980,676
Pentair	12,985	689,374
		3,926,543
Media–6.31%
†AMC Networks Class A	47,933	1,714,563
Comcast Class A	401,049	21,014,968
†Discovery Class A	91,924	2,765,993
†Discovery Class C	43,632	1,142,722
†Liberty Broadband Class A	13,106	2,065,243
†Liberty Broadband Class C	26,138	4,139,475
†Liberty Media-Liberty SiriusXM Class A	22,293	962,835
†Liberty Media-Liberty SiriusXM Class C	41,178	1,791,655
†MSG Networks Class A	36,085	531,893
ViacomCBS Class B	19,082	710,995
		36,840,342
Metals & Mining–1.15%
†ArcelorMittal (New York Shares)	77,522	1,775,254
Freeport-McMoRan	80,395	2,091,878
Nucor	11,497	611,525
Southern Copper	11,800	768,416
Steel Dynamics	40,000	1,474,800
		6,721,873
Mortgage Real Estate Investment Trusts (REITs)–0.15%
New Residential Investment	88,000	874,720
		874,720
Multi-Utilities–0.14%
Sempra Energy	6,367	811,220
		811,220
Oil, Gas & Consumable Fuels–1.43%
Chevron	25,804	2,179,148
Devon Energy	35,000	553,350
Exxon Mobil	37,375	1,540,597
Kinder Morgan	66,279	906,034
NOV	44,958	617,273
Ovintiv	39,111	561,634
Pioneer Natural Resources	8,628	982,643
Valero Energy	17,463	987,882
		8,328,561

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–7

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Paper & Forest Products–0.20%
Domtar	37,000	$ 1,171,050
		1,171,050
Pharmaceuticals–2.85%
†Bausch Health	24,148	502,278
Bristol-Myers Squibb	23,000	1,426,690
Eli Lilly & Co.	10,230	1,727,233
Johnson & Johnson	38,154	6,004,677
Merck & Co	53,794	4,400,349
Pfizer	65,432	2,408,552
†Viatris	8,521	159,684
		16,629,463
Professional Services–0.42%
Exponent	14,300	1,287,429
†FTI Consulting	10,500	1,173,060
		2,460,489
Road & Rail–0.62%
Canadian Pacific Railway	4,660	1,615,575
Kansas City Southern	4,100	836,933
Old Dominion Freight Line	2,400	468,432
Union Pacific	3,434	715,028
		3,635,968
Semiconductors & Semiconductor Equipment–5.91%
Applied Materials	14,500	1,251,350
ASML Holding (New York shares)	5,152	2,512,733
Broadcom	21,695	9,499,156
†Cree	83,816	8,876,114
Intel	55,195	2,749,815
Lam Research	4,500	2,125,215
†Micron Technology	26,200	1,969,716
NVIDIA	5,500	2,872,100
Texas Instruments	16,115	2,644,955
		34,501,154
Software–11.50%
†Adobe	15,585	7,794,370
†Autodesk	30,234	9,231,650
†Cerence	11,923	1,198,023
Citrix Systems	26,210	3,409,921
†Crowdstrike Holdings Class A	8,500	1,800,470
†Dropbox Class A	48,000	1,065,120
†FireEye	104,024	2,398,794
†Fortinet	11,000	1,633,830
Intuit	4,900	1,861,265
†Manhattan Associates	3,700	389,166
Microsoft	110,172	24,504,456
†Nuance Communications	95,390	4,205,745
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Oracle	14,945	$ 966,792
†Qualys	5,500	670,285
†salesforce.com	14,063	3,129,439
†Slack Technologies Class A	40,900	1,727,616
†Zoom Video Communications Class A	3,500	1,180,620
		67,167,562
Specialty Retail–2.10%
Dick's Sporting Goods	5,500	309,155
Home Depot	30,949	8,220,673
TJX	54,683	3,734,302
		12,264,130
Technology Hardware, Storage & Peripherals–6.08%
Apple	190,250	25,244,273
Seagate Technology	127,839	7,946,472
†Western Digital	37,795	2,093,465
Xerox Holdings	9,000	208,710
		35,492,920
Textiles, Apparel & Luxury Goods–0.32%
†Deckers Outdoor	6,600	1,892,748
		1,892,748
Thrifts & Mortgage Finance–0.29%
MGIC Investment	137,000	1,719,350
		1,719,350
Tobacco–0.16%
Altria Group	7,100	291,100
Philip Morris International	7,500	620,925
		912,025
Wireless Telecommunication Services–0.59%
Telephone & Data Systems	38,000	705,660
†T-Mobile US	20,259	2,731,926
		3,437,586
Total Common Stock (Cost $405,703,716)		552,623,332

Money Market Fund–4.93%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 0.01%)	28,791,719	28,791,719
Total Money Market Fund (Cost $28,791,719)		28,791,719

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–8

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.54% (Cost $434,495,435)	$581,415,051
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.46%	2,688,969
NET ASSETS APPLICABLE TO 39,202,586 SHARES OUTSTANDING–100.00%	$584,104,020
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE QS SELECT LARGE CAP MANAGED VOLATILITY FUND STANDARD CLASS ($1,785,740 / 119,611 Shares)	$14.930
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE QS SELECT LARGE CAP MANAGED VOLATILITY FUND SERVICE CLASS ($582,318,280 / 39,082,975 Shares)	$14.900
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$443,794,687
Distributable earnings/(accumulated loss)	140,309,333
TOTAL NET ASSETS	$584,104,020

† Non-income producing.
★ Includes $1,881,764 cash collateral held at broker for futures contracts, $22,025 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $190,171 variation margin due from broker on futures contracts, $279,411 payable for fund shares redeemed, $8 foreign currencies due to custodian, $55,440 other accrued expenses payable and $494,297 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$ 85,369	$ 83,625	3/15/21	$ 1,744	$ —
1	Euro	153,075	151,833	3/15/21	1,242	—
1	Japanese Yen	121,112	120,258	3/15/21	854	—
					3,840	—
Equity Contracts:
7	E-mini MSCI Emerging Markets Index	450,870	438,146	3/19/21	12,724	—
11	E-mini Russell 2000 Index	1,086,140	1,045,877	3/19/21	40,263	—
130	E-mini S&P 500 Index	24,367,200	23,817,400	3/19/21	549,800	—
11	E-mini S&P MidCap 400 Index	2,533,850	2,462,244	3/19/21	71,606	—
4	Euro STOXX 50 Index	173,474	171,090	3/19/21	2,384	—
1	FTSE 100 Index	87,794	88,885	3/19/21	—	(1,091)
					676,777	(1,091)
Total Futures Contracts					$680,617	$(1,091)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–9

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
IT–Information Technology
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–10

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 8,430,947
Foreign taxes withheld	(5,227)
8,425,720
EXPENSES:
Management fees	3,397,086
Distribution fees-Service Class	1,852,357
Accounting and administration expenses	165,702
Shareholder servicing fees	153,930
Reports and statements to shareholders	50,618
Professional fees	44,990
Custodian fees	14,934
Trustees’ fees and expenses	13,165
Pricing fees	3,995
Consulting fees	3,310
Other	10,014
5,710,101
Less:
Management fees waived	(17,832)
Expenses reimbursed	(248,340)
Total operating expenses	5,443,929
NET INVESTMENT INCOME	2,981,791
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,553,510)
Foreign currencies	82
Futures contracts	(3,468,924)
Net realized loss	(6,022,352)
Net change in unrealized appreciation (depreciation) of:
Investments	76,896,838
Foreign currencies	136
Futures contracts	499,807
Net change in unrealized appreciation (depreciation)	77,396,781
NET REALIZED AND UNREALIZED GAIN	71,374,429
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,356,220
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,981,791	$ 3,496,421
Net realized gain (loss)	(6,022,352)	25,766,385
Net change in unrealized appreciation (depreciation)	77,396,781	50,879,528
Net increase in net assets resulting from operations	74,356,220	80,142,334
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(75,464)	(54,733)
Service Class	(23,396,081)	(18,118,981)
Return of capital:
Standard Class	(30)	—
Service Class	(6,006)	—
	(23,477,581)	(18,173,714)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	248,153	55,487
Service Class	22,764,658	50,860,616
Net assets from merger:*
Standard Class	—	1,359,066
Service Class	—	177,278,856
Reinvestment of dividends and distributions:
Standard Class	75,494	54,733
Service Class	23,402,087	18,118,981
	46,490,392	247,727,739
Cost of shares redeemed:
Standard Class	(262,049)	(110,816)
Service Class	(74,713,021)	(49,131,625)
	(74,975,070)	(49,242,441)
Increase (decrease) in net assets derived from capital share transactions	(28,484,678)	198,485,298
NET INCREASE IN NET ASSETS	22,393,961	260,453,918
NET ASSETS:
Beginning of year	561,710,059	301,256,141
End of year	$584,104,020	$561,710,059

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–11

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 13.638	$ 11.851	$ 12.744	$ 10.672	$ 9.913
Income (loss) from investment operations:
Net investment income[4]	0.121	0.147	0.166	0.136	0.154
Net realized and unrealized gain (loss)	1.820	2.128	(0.482)	2.110	0.741
Total from investment operations	1.941	2.275	(0.316)	2.246	0.895
Less dividends and distributions from:
Net investment income	(0.123)	(0.196)	(0.155)	(0.174)	(0.136)
Net realized gain	(0.526)	(0.292)	(0.422)	—	—
Total dividends and distributions	(0.649)	(0.488)	(0.577)	(0.174)	(0.136)
Net asset value, end of period	$ 14.930	$ 13.638	$ 11.851	$ 12.744	$ 10.672
Total return[5]	14.86%	19.38%	(2.80%)	21.04%	9.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,786	$ 1,566	$ 81	$ 96	$ 86
Ratio of expenses to average net assets[6]	0.68%	0.62%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.73%	0.73%	0.71%	0.70%	0.71%
Ratio of net investment income to average net assets	0.91%	1.14%	1.29%	1.15%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	1.03%	0.58%	0.45%	0.79%
Portfolio turnover	20%	67%	9%	9%	35%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–12

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 13.617	$ 11.845	$ 12.739	$ 10.672	$ 9.914
Income (loss) from investment operations:
Net investment income[4]	0.074	0.100	0.121	0.094	0.119
Net realized and unrealized gain (loss)	1.811	2.122	(0.479)	2.106	0.739
Total from investment operations	1.885	2.222	(0.358)	2.200	0.858
Less dividends and distributions from:
Net investment income	(0.076)	(0.158)	(0.114)	(0.133)	(0.100)
Net realized gain	(0.526)	(0.292)	(0.422)	—	—
Total dividends and distributions	(0.602)	(0.450)	(0.536)	(0.133)	(0.100)
Net asset value, end of period	$ 14.900	$ 13.617	$ 11.845	$ 12.739	$ 10.672
Total return[5]	14.45%	18.93%	(3.14%)	20.61%	8.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$582,318	$560,144	$301,175	$286,880	$232,038
Ratio of expenses to average net assets[6]	1.03%	0.97%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.08%	1.08%	1.06%	1.05%	1.06%
Ratio of net investment income to average net assets	0.56%	0.79%	0.94%	0.80%	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.51%	0.68%	0.23%	0.10%	0.44%
Portfolio turnover	20%	67%	9%	9%	35%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–13

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends,
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–14

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,356 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.64% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.675% of the Fund’s average daily net assets for the Standard Class and 1.025% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least May 25, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.68% of the Fund’s average daily net assets for the Standard Class and 1.03% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 206,621	$ 248,340	$ 454,961
ClearBridge Investments, LLC ("ClearBridge") and QS Investors, LLC ("QS Investors") are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays ClearBridge and QS Investors a fee based on their managed portions of the Fund's average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$32,694
Legal	5,787
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–15

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $41,046 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 22,025
Management fees payable to LIAC	309,871
Distribution fees payable to LFD	170,274
Shareholder servicing fees payable to Lincoln Life	14,152
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 99,788,775
Sales	149,473,847
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$434,652,634
Aggregate unrealized appreciation of investments and derivatives	$160,280,911
Aggregate unrealized depreciation of investments and derivatives	(13,518,494)
Net unrealized appreciation of investments and derivatives	$146,762,417
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–16

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$552,623,332	$—	$—	$552,623,332
Money Market Fund	28,791,719	—	—	28,791,719
Total Investments	$581,415,051	$—	$—	$581,415,051
Derivatives:

Assets:
Futures Contracts	$680,617	$—	$—	$680,617
Liabilities:
Futures Contract	$ (1,091)	$—	$—	$ (1,091)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$2,975,752	$4,015,979
Long-term capital gains	20,495,793	14,157,735
Return of capital	6,036	—
Total	$23,477,581	$18,173,714
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (6,453,331)
Other temporary differences	(1)
Net unrealized appreciation	146,762,665
Distributable earnings/(accumulated loss)	$140,309,333
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,251,095	$2,202,236	$6,453,331
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–17

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	18,896	4,372
Service Class	1,746,067	3,996,826
Shares reinvested:
Standard Class	5,681	4,149
Service Class	1,780,266	1,381,070
Shares from merger:
Standard Class	—	108,111
Service Class	—	14,128,057
	3,550,910	19,622,585
Shares redeemed:
Standard Class	(19,826)	(8,611)
Service Class	(5,579,208)	(3,795,419)
	(5,599,034)	(3,804,030)
Net increase (decrease)	(2,048,124)	15,818,555
7.  Fund Merger
As of the close of business on May 24, 2019, the Fund acquired all of the assets and liabilities of the LVIP ClearBridge Large Cap Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	140,710	Standard Class	108,111	$ 1,359,066	0.768
Acquired Fund - Service Class	18,390,498	Service Class	14,128,057	177,278,856	0.768
The net assets of the Acquiring Fund before the acquisition were $328,131,275. The net assets of the Acquiring Fund immediately following the acquisition were $506,769,197.
If the acquisition had been completed on January 1, 2019, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows (unaudited):
Net investment income (loss)	$ 3,357,840(a)
Net realized gain (loss)	23,815,356 (b)
Net change in unrealized appreciation (depreciation)	59,902,299 (c)
Net increase in net assets resulting from operations	$87,075,495

(a)	$3,496,421, as reported in the Statement of Operations, plus $(138,581) Net investment income (loss) from Acquired Fund pre-merger.
(b)	$25,766,385, as reported in the Statement of Operations, plus $(1,951,029) Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$50,879,528, as reported in the Statement of Operations, plus $9,022,771 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since May 27, 2019.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–18

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$676,777	Receivables and other assets net of liabilities	$(1,091)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	3,840	Receivables and other assets net of liabilities	—
Total		$680,617		$(1,091)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,477,856)	$495,967
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	8,932	3,840
Total		$(3,468,924)	$499,807
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$15,182,233	$60,544,102
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–19

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
9. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–21

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–22

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board considered that the Fund had been restructured in February 2019 from a fund-of-funds structure to a subadvised structure, subadvised by ClearBridge Investments, LLC and QS Investors, LLC.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through May 25, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and ClearBridge Investments, LLC (“ClearBridge”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by ClearBridge under the subadvisory agreement. The Board reviewed the services provided by ClearBridge, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of ClearBridge. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and QS Investors, LLC (“QS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by QS under the subadvisory agreement. The Board reviewed the services provided by QS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of QS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for Clearbridge, which contains breakpoints. The Board also reviewed the subadvisory fee schedule for QS, which contains breakpoints, as well as the fees charged to comparable clients subadvised by QS. The Board considered that LIAC compensates Clearbridge and QS from its fees and that the subadvisory fee schedules were negotiated between LIAC and Clearbridge and QS, respectively, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–23

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board considered information regarding Clearbridge’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Clearbridge as to any additional benefits it receives and noted Clearbridge’s statement that its relationship with the Fund may enhance its name recognition in the investment community, may allow for more favorable trade execution and may provide additional access to the new issue market and research, which may positively affect Clearbridge’s ability to serve the Fund and other clients.
For the Equity Sleeve subadvised by QS, the Board considered information regarding QS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by QS as to any additional benefits it receives and noted QS’s statement that its relationship with the Fund and LIAC may add to its name recognition in the investment community, as well as provide the potential for other business.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund–29

LVIP Delaware Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Delaware Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 9.87% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.
Interestingly, 2020 came in like a lamb and closed the year as timid as it began. Markets enjoyed a period of decreased volatility ahead of the onslaught of COVID-19 and its devasting impacts on markets and populations around the world. Although the virus has taken its toll on economies, rapid fiscal and monetary support helped suppress volatility and return markets to something more akin to a normal environment by the time we closed the year.
As we transitioned out of the dark days of spring, the third quarter witnessed a slew of milestones. Investors’ confidence grew after central banks were once again using all tools at their disposal to provide financial stability. Reports of second-quarter gross domestic product (GDP) nearly defied comprehension as the world experienced the steepest synchronized recession in modern history, with U.S. GDP declining by an annualized 31.4%. The U.S. Federal Reserve marked another milestone in August as it shifted to average inflation targeting and signaled that it would allow inflation to rise modestly above 2% before hiking the federal funds rate. While some investors expressed skepticism about the Fed’s ability to bolster inflation, its lower-for-longer interest rate policy became even more firmly entrenched
Key contributors to performance included: an allocation to plus sectors, including high yield and emerging markets; subsector and security selection within investment grade corporates; an allocation to Treasury inflation-protected securities (TIPS); and a sector overweight and security selection within commercial mortgage-backed securities (CMBS). Key detractors from performance included: security selection within A-rated industrial corporates; an underweight to mortgage-backed securities (MBS); and a security selection to noncorporate credit.
The Fund utilized interest rate futures during the period to risk manage the interest rate sensitivity of the Fund.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a co-ordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
Portfolio Managers:
Delaware Investments Fund Advisers:	David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,213. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 9.87%
Five Years	+ 4.99%
Ten Years	+ 4.29%
Service Class Shares
One Year	+ 9.48%
Five Years	+ 4.62%
Ten Years	+ 3.92%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund
2020 Annual Report Commentary (unaudited) (continued)
Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,031.20	0.37%	$1.89
Service Class Shares	1,000.00	1,029.40	0.72%	3.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.88
Service Class Shares	1,000.00	1,021.50	0.72%	3.66

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.74%
Agency Commercial Mortgage-Backed Securities	0.50%
Agency Mortgage-Backed Securities	23.41%
Corporate Bonds	32.71%
Aerospace & Defense	0.04%
Agriculture	0.20%
Airlines	0.61%
Auto Manufacturers	0.89%
Banks	6.42%
Beverages	0.50%
Biotechnology	0.40%
Building Materials	0.10%
Chemicals	0.76%
Commercial Services	0.63%
Computers	0.13%
Diversified Financial Services	1.51%
Electric	3.00%
Electrical Components & Equipment	0.04%
Environmental Control	0.05%
Food	0.20%
Forest Products & Paper	0.45%
Gas	0.31%
Health Care Services	0.06%
Insurance	0.55%
Internet	0.17%
Iron & Steel	0.30%
Lodging	0.04%
Machinery Diversified	0.11%
Media	2.79%
Mining	0.93%
Miscellaneous Manufacturing	0.44%
Oil & Gas	1.65%
Oil & Gas Services	0.18%
Packaging & Containers	0.10%
Pharmaceuticals	1.85%
Pipelines	2.83%
Real Estate Investment Trusts	0.91%
Retail	0.15%
Semiconductors	0.85%
Software	0.29%
Telecommunications	2.27%
Municipal Bonds	1.06%
Non-Agency Asset-Backed Securities	2.82%
Non-Agency Collateralized Mortgage Obligations	1.17%
Security Type/Sector	Percentage of Net Assets
Non-Agency Commercial Mortgage-Backed Securities	9.65%
Regional Bond	0.88%
Sovereign Bonds	0.23%
Supranational Banks	0.58%
U.S. Treasury Obligations	23.43%
Money Market Fund	0.42%
Short-Term Investments	5.95%
Total Investments	103.55%
Liabilities Net of Receivables and Other Assets	(3.55%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	46.63%
AAA	12.51%
AA	4.19%
A	7.78%
BBB	20.10%
BB	2.66%
B	0.28%
Non-Rated	0.08%
Short-Term Investments	5.77%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.74%
•Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 3.00% (LIBOR01M + 2.85%) 11/25/29	2,170,865	$ 2,178,934
Series 2018-C02 2M2 2.35% (LIBOR01M + 2.20%) 8/25/30	2,284,525	2,264,112
Series 2018-C03 1M2 2.30% (LIBOR01M + 2.15%) 10/25/30	3,777,862	3,764,392
Series 2018-C05 1M2 2.50% (LIBOR01M + 2.35%) 1/25/31	2,601,879	2,603,407
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	71,650	85,334
Fannie Mae REMICs
Series 2013-44 Z 3.00% 5/25/43	1,481,419	1,511,728
Series 2017-40 GZ 3.50% 5/25/47	2,766,324	3,049,593
Series 2017-77 HZ 3.50% 10/25/47	3,344,055	3,528,445
Series 2017-94 CZ 3.50% 11/25/47	2,092,921	2,242,492
Freddie Mac REMICs
•Series 3800 AF 0.66% (LIBOR01M + 0.50%) 2/15/41	158,040	159,974
Series 4676 KZ 2.50% 7/15/45	2,431,791	2,588,238
•Freddie Mac Stacr Remic Trust
Series 2019-HQA4 M2 2.20% (LIBOR01M + 2.05%) 11/25/49	4,373,674	4,359,970
Series 2020-DNA2 M2 2.00% (LIBOR01M + 1.85%) 2/25/50	3,300,000	3,279,110
Series 2020-HQA2 M2 3.25% (LIBOR01M + 3.10%) 3/25/50	4,000,000	4,020,165
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 3.40% (LIBOR01M + 3.25%) 7/25/29	3,364,620	3,445,096
Series 2017-DNA3 M2 2.65% (LIBOR01M + 2.50%) 3/25/30	1,985,000	2,008,921
Series 2017-HQA2 M2AS 1.20% (LIBOR01M + 1.05%) 12/25/29	2,567,037	2,525,460
Series 2018-HQA1 M2 2.45% (LIBOR01M + 2.30%) 9/25/30	4,013,277	3,990,862
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
♦Freddie Mac Structured Pass-Through Certificates Series T-58 2A 6.50% 9/25/43	262,534	$ 319,227
GNMA
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,210,115
Series 2017-130 YJ 2.50% 8/20/47	1,695,000	1,838,361
Series 2017-163 ZK 3.50% 11/20/47	957,851	1,063,897
Series 2017-34 DY 3.50% 3/20/47	1,191,000	1,294,718
Series 2018-34 TY 3.50% 3/20/48	1,221,000	1,297,873
Total Agency Collateralized Mortgage Obligations (Cost $52,713,351)		54,630,424
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.50%
•FREMF Mortgage Trust
Series 2011-K15 B 4.97% 8/25/44	7,798,000	7,848,409
Series 2012-K18 B 4.22% 1/25/45	4,500,000	4,613,837
Series 2012-K22 B 3.69% 8/25/45	7,781,000	8,093,545
Series 2013-K25 C 3.62% 11/25/45	4,000,000	4,124,664
Series 2014-K717 B 3.63% 11/25/47	2,840,000	2,869,979
Series 2014-K717 C 3.63% 11/25/47	1,000,000	1,004,846
Series 2016-K53 B 4.02% 3/25/49	1,950,000	2,125,222
Series 2016-K722 B 3.85% 7/25/49	2,431,000	2,524,744
Series 2017-K71 B 3.75% 11/25/50	2,990,000	3,307,427
Total Agency Commercial Mortgage-Backed Securities (Cost $36,169,708)		36,512,673
AGENCY MORTGAGE-BACKED SECURITIES–23.41%
Fannie Mae S.F. 20 yr
3.00% 12/1/37	22,410,060	23,462,786
3.00% 1/1/38	25,566,666	26,850,633
Fannie Mae S.F. 30 yr
2.00% 11/1/50	23,440,881	24,414,652
2.00% 1/1/51	9,124,698	9,490,124
2.50% 7/1/50	19,445,651	20,643,979
2.50% 9/1/50	33,559,434	35,907,779
2.50% 11/1/50	73,736,347	77,819,316
3.00% 6/1/45	806,946	879,762
3.00% 4/1/46	5,023,377	5,310,050
LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 8/1/46	2,434,692	$ 2,627,931
3.00% 11/1/46	786,779	824,991
3.00% 4/1/47	40,653	42,815
3.00% 10/1/47	168,558	173,824
3.00% 12/1/47	5,437,895	5,694,102
3.00% 2/1/48	37,736,311	40,810,236
3.00% 3/1/48	32,543,120	34,825,862
3.00% 11/1/48	6,756,252	7,088,867
3.00% 11/1/49	2,271,207	2,465,111
3.00% 12/1/49	34,708,970	37,130,581
3.00% 2/1/50	4,318,839	4,416,794
3.00% 7/1/50	16,605,378	17,670,064
3.00% 2/1/57	89,282	96,995
3.50% 12/1/47	5,317,567	5,639,600
3.50% 1/1/48	7,889,635	8,363,755
3.50% 2/1/48	29,771,751	32,344,123
3.50% 7/1/48	4,514,734	4,775,432
3.50% 11/1/48	18,913,497	19,977,712
3.50% 1/1/50	25,539,447	26,980,667
3.50% 3/1/50	9,793,525	10,551,946
3.50% 7/1/50	10,285,008	10,941,408
3.50% 9/1/50	9,769,682	10,953,512
4.00% 6/1/48	24,653,991	27,083,706
4.00% 10/1/48	22,192,402	24,439,086
4.00% 1/1/50	9,832,913	10,793,077
4.50% 6/1/40	1,404,451	1,553,728
4.50% 7/1/40	1,607,798	1,755,399
4.50% 11/1/40	33,468	37,421
4.50% 1/1/41	13,653	15,276
4.50% 2/1/41	5,511,594	6,159,652
4.50% 8/1/41	4,217,314	4,776,627
4.50% 2/1/44	21,321,886	23,649,225
4.50% 4/1/44	923,153	1,045,563
4.50% 8/1/44	259	290
4.50% 10/1/45	7,548,795	8,429,193
4.50% 2/1/46	59,237,992	66,224,995
4.50% 5/1/46	21,375,191	23,911,256
4.50% 4/1/48	39,684,855	44,494,702
4.50% 12/1/48	12,120,140	13,142,589
4.50% 1/1/49	32,451,498	35,910,975
4.50% 2/1/49	6,202,091	6,906,853
4.50% 5/1/49	593,688	649,138
4.50% 9/1/49	8,573,653	9,492,192
4.50% 1/1/50	10,349,085	11,303,952
5.00% 7/1/47	8,747,177	10,157,237
5.00% 6/1/48	61,611	68,228
5.50% 5/1/44	80,144,361	94,125,555
6.00% 6/1/41	9,263,897	11,126,207
6.00% 7/1/41	34,087,618	41,047,442
6.00% 1/1/42	7,206,828	8,596,667
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/51	137,441,000	142,750,555
2.50% 1/1/51	142,152,000	149,825,803
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr
2.00% 11/1/50	4,414,643	$ 4,607,341
2.00% 12/1/50	19,950,859	20,478,695
2.50% 9/1/50	13,757,483	14,557,999
2.50% 11/1/50	33,201,871	35,072,808
3.00% 8/1/48	8,468,863	9,087,700
3.00% 12/1/49	6,738,635	7,127,862
3.00% 1/1/50	6,376,240	6,786,582
3.00% 12/1/50	2,983,711	3,226,627
3.50% 2/1/47	20,583,210	22,285,237
3.50% 11/1/48	37,320,816	40,778,160
3.50% 10/1/49	14,444,779	15,249,243
3.50% 4/1/50	28,517,029	30,285,297
4.00% 10/1/47	19,521,512	20,926,683
4.50% 3/1/42	2,715,833	3,050,140
4.50% 7/1/45	24,929,917	27,957,996
4.50% 12/1/45	1,467,993	1,646,644
4.50% 12/1/48	42,895,670	46,916,185
4.50% 1/1/49	7,485,177	8,319,458
4.50% 3/1/49	7,024,375	7,669,302
4.50% 4/1/49	14,270,334	15,679,592
4.50% 8/1/49	16,745,293	18,581,431
5.00% 10/1/48	9,554,165	10,578,784
5.50% 6/1/41	7,276,067	8,555,400
5.50% 9/1/41	16,977,091	19,954,455
6.00% 5/1/39	190,628	226,247
GNMA I S.F. 30 yr 3.00% 3/15/50	7,195,970	7,553,025
GNMA II S.F. 30 yr
3.00% 10/20/50	19,823,426	20,970,455
5.50% 5/20/37	534,557	618,921
Total Agency Mortgage-Backed Securities (Cost $1,669,187,754)		1,717,396,267
CORPORATE BONDS–32.71%
Aerospace & Defense–0.04%
Lockheed Martin 1.85% 6/15/30	3,000,000	3,145,658
		3,145,658
Agriculture–0.20%
BAT Capital 2.26% 3/25/28	8,915,000	9,250,166
BAT International Finance 1.67% 3/25/26	5,350,000	5,475,062
		14,725,228
Airlines–0.61%
Delta Air Lines 7.00% 5/1/25	15,715,000	18,140,477
Southwest Airlines
5.13% 6/15/27	12,270,000	14,591,018
5.25% 5/4/25	5,175,000	5,992,365
♦United Airlines Pass Through Trust
3.75% 3/3/28	3,964,636	4,026,837
4.00% 10/11/27	1,612,717	1,630,646
		44,381,343

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–0.89%
Ford Motor Credit 5.58% 3/18/24	12,885,000	$ 13,898,405
General Motors
5.00% 10/1/28	4,050,000	4,817,325
5.40% 10/2/23	3,300,000	3,694,888
6.13% 10/1/25	3,300,000	4,001,996
General Motors Financial
4.35% 4/9/25	11,225,000	12,529,174
5.20% 3/20/23	6,255,000	6,858,155
5.25% 3/1/26	12,791,000	15,079,395
μ5.70% 9/30/30	3,820,000	4,211,550
		65,090,888
Banks–6.42%
Banco de Credito del Peru 2.70% 1/11/25	1,070,000	1,117,091
Banco Nacional de Panama 2.50% 8/11/30	6,780,000	6,780,000
μBanco Santander Mexico 5.95% 10/1/28	4,999,000	5,486,402
Bancolombia 3.00% 1/29/25	7,000,000	7,280,070
μBangkok Bank PLC 3.73% 9/25/34	13,260,000	13,798,938
μBank Leumi Le-Israel BM 3.28% 1/29/31	5,210,000	5,398,862
μBank of America
1.92% 10/24/31	5,490,000	5,559,284
2.68% 6/19/41	25,720,000	26,756,637
2.83% 10/24/51	1,925,000	2,003,957
μBank of New York Mellon 4.70% 9/20/25	13,010,000	14,347,428
Barclays 5.20% 5/12/26	6,800,000	7,906,496
BBVA Bancomer 6.75% 9/30/22	15,252,000	16,487,412
BBVA USA
2.88% 6/29/22	8,645,000	8,958,388
3.88% 4/10/25	6,913,000	7,750,710
μCitizens Financial Group 5.65% 10/6/25	5,300,000	5,950,310
μCredit Suisse Group
2.59% 9/11/25	10,630,000	11,183,768
3.87% (LIBOR03M + 1.41%) 1/12/29	3,985,000	4,511,550
4.19% 4/1/31	8,155,000	9,587,139
4.50% 9/3/30	4,585,000	4,607,467
5.25% 2/11/27	4,425,000	4,679,437
6.25% 12/18/24	21,792,000	23,805,058
7.25% 9/12/25	4,160,000	4,680,972
μDeutsche Bank
2.22% 9/18/24	7,140,000	7,344,681
3.55% 9/18/31	8,885,000	9,635,274
Goldman Sachs Group 3.50% 4/1/25	2,525,000	2,807,853
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μJPMorgan Chase & Co.
3.11% 4/22/41	3,280,000	$ 3,661,001
3.11% 4/22/51	5,235,000	5,817,539
4.02% (LIBOR03M + 1.00%) 12/5/24	22,130,000	24,377,230
4.60% 2/1/25	6,300,000	6,504,750
5.00% 8/1/24	4,555,000	4,791,999
Morgan Stanley
•1.43% (LIBOR03M + 1.22%) 5/8/24	2,975,000	3,032,704
μ1.79% 2/13/32	470,000	472,621
μ2.19% 4/28/26	5,945,000	6,278,109
μ3.62% 4/1/31	8,805,000	10,224,860
5.00% 11/24/25	13,211,000	15,797,008
μNatwest Group 8.63% 8/15/21	12,905,000	13,394,229
PNC Bank
2.70% 11/1/22	4,720,000	4,917,144
4.05% 7/26/28	7,075,000	8,379,931
Truist Bank
2.25% 3/11/30	6,650,000	6,973,083
μ2.64% 9/17/29	21,981,000	23,255,312
3.00% 2/2/23	3,790,000	3,987,801
3.30% 5/15/26	7,220,000	8,071,266
Truist Financial
2.70% 1/27/22	1,645,000	1,683,787
2.90% 3/3/21	2,936,000	2,942,075
μ4.95% 9/1/25	7,095,000	7,804,571
U.S. Bancorp 3.95% 11/17/25	6,220,000	7,180,015
UBS 7.63% 8/17/22	12,000,000	13,280,345
μUBS Group 1.36% 1/30/27	2,185,000	2,208,943
UBS Group Funding Switzerland
4.13% 9/24/25	6,980,000	7,990,830
μ6.88% 3/22/21	9,315,000	9,396,879
μ7.13% 8/10/21	2,125,000	2,183,438
US Bancorp
1.45% 5/12/25	7,585,000	7,870,159
3.38% 2/5/24	10,550,000	11,483,486
3.60% 9/11/24	11,522,000	12,742,254
US Bank 3.40% 7/24/23	4,810,000	5,164,604
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 2/1/21	6,529,000	6,414,742
•USB Realty 1.38% (LIBOR03M + 1.15%) 1/15/22	615,000	459,713
μWells Fargo & Co. 3.07% 4/30/41	3,460,000	3,763,898
		470,931,510
Beverages–0.50%
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	11,740,000	13,263,222
4.15% 1/23/25	8,760,000	9,974,433
4.50% 6/1/50	10,660,000	13,413,221
		36,650,876

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology–0.40%
Biogen 3.15% 5/1/50	3,800,000	$ 3,933,024
Gilead Sciences 4.15% 3/1/47	10,230,000	12,476,113
Regeneron Pharmaceuticals 1.75% 9/15/30	4,315,000	4,246,636
Royalty Pharma
1.20% 9/2/25	5,140,000	5,217,483
1.75% 9/2/27	3,445,000	3,543,277
		29,416,533
Building Materials–0.10%
Standard Industries
3.38% 1/15/31	3,120,000	3,135,600
5.00% 2/15/27	3,947,000	4,124,615
		7,260,215
Chemicals–0.76%
Methanex 5.25% 12/15/29	3,780,000	4,096,462
Nutrien 2.95% 5/13/30	15,380,000	16,904,837
Nutrition & Biosciences 3.27% 11/15/40	13,590,000	14,583,192
OCP
4.50% 10/22/25	10,150,000	11,042,855
6.88% 4/25/44	2,307,000	3,018,852
Syngenta Finance
3.93% 4/23/21	3,495,000	3,518,448
4.44% 4/24/23	2,435,000	2,555,223
		55,719,869
Commercial Services–0.63%
Global Payments
2.65% 2/15/25	11,181,000	11,971,340
2.90% 5/15/30	2,858,000	3,107,549
3.20% 8/15/29	6,025,000	6,687,391
Hutama Karya Persero PT 3.75% 5/11/30	9,070,000	10,135,733
United Rentals North America
3.88% 2/15/31	12,641,000	13,261,041
4.00% 7/15/30	972,000	1,023,030
		46,186,084
Computers–0.13%
International Business Machines 3.00% 5/15/24	9,095,000	9,850,909
		9,850,909
Diversified Financial Services–1.51%
AerCap Ireland Capital
3.65% 7/21/27	6,003,000	6,539,625
4.50% 9/15/23	2,295,000	2,488,126
4.63% 10/15/27	3,855,000	4,363,658
6.50% 7/15/25	3,035,000	3,627,499
Air Lease
2.88% 1/15/26	10,120,000	10,705,934
3.00% 2/1/30	9,220,000	9,460,379
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease (continued)
3.38% 7/1/25	3,290,000	$ 3,537,359
Ally Financial 5.75% 11/20/25	2,960,000	3,445,448
μCharles Schwab
4.00% 12/1/30	4,210,000	4,431,025
5.38% 6/1/25	14,935,000	16,633,856
GE Capital Funding 3.45% 5/15/25	7,925,000	8,746,936
Jefferies Group
4.15% 1/23/30	2,335,000	2,720,227
6.45% 6/8/27	1,766,000	2,238,123
6.50% 1/20/43	5,130,000	7,037,432
Nuveen Finance 4.13% 11/1/24	22,109,000	24,913,432
		110,889,059
Electric–3.00%
Adani Electricity Mumbai 3.95% 2/12/30	7,000,000	7,413,000
AEP Texas
3.45% 1/15/50	1,805,000	2,021,273
4.15% 5/1/49	1,530,000	1,890,891
American Transmission Systems 5.25% 1/15/22	7,401,000	7,713,179
Appalachian Power 3.70% 5/1/50	2,410,000	2,893,198
Atlantic City Electric 4.00% 10/15/28	1,695,000	1,989,272
Calpine 5.00% 2/1/31	6,940,000	7,252,300
Cleveland Electric Illuminating 5.50% 8/15/24	3,017,000	3,473,984
Comision Federal de Electricidad 4.75% 2/23/27	3,093,000	3,510,555
μDuke Energy 4.88% 9/16/24	10,460,000	11,326,402
Duke Energy Indiana
2.75% 4/1/50	11,495,000	11,929,811
3.25% 10/1/49	4,095,000	4,629,231
Empresa de Transmision Electrica 5.13% 5/2/49	3,250,000	4,042,707
Engie Energia Chile 3.40% 1/28/30	3,450,000	3,738,937
Entergy Arkansas 4.20% 4/1/49	10,450,000	13,505,194
Entergy Louisiana 4.00% 3/15/33	435,000	540,995
Entergy Mississippi 3.85% 6/1/49	2,720,000	3,301,286
Entergy Texas 3.55% 9/30/49	3,560,000	4,099,246
Evergy 4.85% 6/1/21	1,340,000	1,349,156
Evergy Kansas Central 3.45% 4/15/50	5,975,000	7,021,755
Evergy Metro 3.65% 8/15/25	10,103,000	11,379,981
Infraestructura Energetica Nova 3.75% 1/14/28	7,096,000	7,566,110

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
LG&E & KU Energy 4.38% 10/1/21	7,850,000	$ 7,994,885
Louisville Gas and Electric 4.25% 4/1/49	2,505,000	3,228,737
μNational Rural Utilities Cooperative Finance 4.75% (LIBOR03M + 2.91%) 4/30/43	3,667,000	3,859,517
Pacific Gas and Electric
2.10% 8/1/27	2,420,000	2,455,698
2.50% 2/1/31	3,600,000	3,605,969
3.30% 8/1/40	6,097,000	6,070,712
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13% 5/15/27	8,659,000	9,568,195
PG&E 5.25% 7/1/30	13,105,000	14,415,500
μSempra Energy 4.88% 10/15/25	5,160,000	5,514,750
Southern California Edison
3.65% 2/1/50	240,000	272,107
4.00% 4/1/47	3,505,000	4,110,221
4.88% 3/1/49	11,850,000	15,612,327
Southwestern Electric Power 4.10% 9/15/28	17,845,000	20,961,592
Trans-Allegheny Interstate Line 3.85% 6/1/25	1,000	1,092
		220,259,765
Electrical Components & Equipment–0.04%
WESCO Distribution 7.25% 6/15/28	2,450,000	2,786,361
		2,786,361
Environmental Control–0.05%
GFL Environmental 3.75% 8/1/25	3,448,000	3,516,960
		3,516,960
Food–0.20%
Pilgrim's Pride 5.88% 9/30/27	6,425,000	6,968,619
Post Holdings 4.63% 4/15/30	7,000,000	7,363,720
		14,332,339
Forest Products & Paper–0.45%
Georgia-Pacific
2.10% 4/30/27	2,715,000	2,865,220
2.30% 4/30/30	9,910,000	10,589,666
8.00% 1/15/24	16,242,000	19,815,596
		33,270,482
Gas–0.31%
Brooklyn Union Gas 3.87% 3/4/29	14,885,000	17,164,736
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
μNiSource 5.65% 6/15/23	5,305,000	$ 5,450,887
		22,615,623
Health Care Services–0.06%
HCA 5.88% 2/15/26	4,000,000	4,600,000
		4,600,000
Insurance–0.55%
Brighthouse Financial 5.63% 5/15/30	4,095,000	5,052,721
MetLife
μ3.85% 9/15/25	8,690,000	9,167,950
9.25% 4/8/68	6,723,000	10,244,445
Prudential Financial
3.70% 3/13/51	8,920,000	10,802,850
μ5.38% 5/15/45	4,665,000	5,073,297
		40,341,263
Internet–0.17%
Alphabet
1.90% 8/15/40	2,460,000	2,410,575
2.05% 8/15/50	2,610,000	2,485,759
Amazon.com 2.50% 6/3/50	3,245,000	3,360,142
Prosus 3.83% 2/8/51	4,305,000	4,217,374
		12,473,850
Iron & Steel–0.30%
ArcelorMittal 6.13% 6/1/25	3,500,000	4,181,220
Vale Overseas 3.75% 7/8/30	15,765,000	17,538,720
		21,719,940
Lodging–0.04%
MGM Resorts International 4.63% 9/1/26	2,534,000	2,681,479
		2,681,479
Machinery Diversified–0.11%
Otis Worldwide
3.11% 2/15/40	6,139,000	6,670,453
3.36% 2/15/50	1,061,000	1,225,081
		7,895,534
Media–2.79%
AMC Networks 4.75% 8/1/25	2,900,000	2,994,830
CCO Holdings 5.13% 5/1/27	3,750,000	3,979,463
Charter Communications Operating
3.70% 4/1/51	7,680,000	7,961,221
4.46% 7/23/22	10,585,000	11,158,857
4.80% 3/1/50	5,165,000	6,162,795
4.91% 7/23/25	1,815,000	2,108,760
5.05% 3/30/29	10,455,000	12,706,150
Comcast
3.20% 7/15/36	4,260,000	4,834,497
3.70% 4/15/24	17,910,000	19,701,843

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
3.75% 4/1/40	2,190,000	$ 2,631,384
CSC Holdings
3.38% 2/15/31	5,000,000	4,906,250
4.63% 12/1/30	4,965,000	5,182,219
Discovery Communications
4.13% 5/15/29	25,670,000	29,950,309
5.20% 9/20/47	9,415,000	12,245,698
Sirius XM Radio 5.00% 8/1/27	3,680,000	3,910,037
Time Warner Cable
6.75% 6/15/39	6,015,000	8,550,680
7.30% 7/1/38	14,595,000	21,605,075
Time Warner Entertainment 8.38% 3/15/23	7,690,000	8,988,150
ViacomCBS
4.38% 3/15/43	15,825,000	18,668,475
4.95% 1/15/31	11,720,000	14,671,309
Virgin Media Secured Finance 5.50% 8/15/26	2,000,000	2,077,500
		204,995,502
Mining–0.93%
FMG Resources 5.13% 5/15/24	3,750,000	4,068,750
Freeport-McMoRan
4.55% 11/14/24	4,000,000	4,370,000
5.45% 3/15/43	14,130,000	17,591,850
Minera Mexico 4.50% 1/26/50	6,725,000	7,777,530
Nacional del Cobre de Chile 3.15% 1/14/30	6,203,000	6,758,851
Newmont
2.25% 10/1/30	6,280,000	6,605,489
2.80% 10/1/29	19,540,000	21,318,838
		68,491,308
Miscellaneous Manufacturing–0.44%
General Electric
3.45% 5/1/27	3,600,000	4,063,449
3.63% 5/1/30	19,080,000	21,794,918
4.35% 5/1/50	5,190,000	6,301,004
		32,159,371
Oil & Gas–1.65%
μBP Capital Markets 4.88% 3/22/30	4,430,000	4,942,551
Equinor 1.75% 1/22/26	3,255,000	3,418,528
KazMunayGas National 5.75% 4/19/47	4,562,000	6,113,308
Lukoil Securities 3.88% 5/6/30	12,510,000	13,518,681
Marathon Oil 4.40% 7/15/27	23,510,000	26,124,831
Murphy Oil 5.88% 12/1/27	3,126,000	3,079,110
Noble Energy 3.90% 11/15/24	7,680,000	8,565,985
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Petrobras Global Finance
5.09% 1/15/30	6,013,000	$ 6,719,528
6.75% 6/3/50	3,225,000	4,007,063
Petroleos Mexicanos 6.75% 9/21/47	10,000,000	9,375,000
Pioneer Natural Resources 1.90% 8/15/30	8,985,000	8,895,261
PTTEP Treasury Center 2.59% 6/10/27	8,712,000	9,087,018
Saudi Arabian Oil 4.25% 4/16/39	3,315,000	3,882,148
Tengizchevroil Finance International
2.63% 8/15/25	7,954,000	8,272,892
3.25% 8/15/30	4,870,000	5,151,408
		121,153,312
Oil & Gas Services–0.18%
Schlumberger Holdings 4.30% 5/1/29	11,265,000	13,154,556
		13,154,556
Packaging & Containers–0.10%
Graphic Packaging International 3.50% 3/1/29	7,250,000	7,413,125
		7,413,125
Pharmaceuticals–1.85%
AbbVie
2.95% 11/21/26	18,900,000	20,906,682
4.05% 11/21/39	21,570,000	26,024,145
Bausch Health 6.25% 2/15/29	662,000	719,097
Cigna
•1.13% (LIBOR03M + 0.89%) 7/15/23	4,720,000	4,773,406
2.40% 3/15/30	3,625,000	3,862,977
3.20% 3/15/40	3,440,000	3,767,033
CVS Health
1.88% 2/28/31	1,745,000	1,762,863
3.75% 4/1/30	4,145,000	4,821,348
4.30% 3/25/28	7,900,000	9,403,316
4.78% 3/25/38	14,703,000	18,553,261
Takeda Pharmaceutical
2.05% 3/31/30	6,495,000	6,641,670
3.03% 7/9/40	4,945,000	5,209,412
3.18% 7/9/50	4,945,000	5,260,694
4.40% 11/26/23	10,240,000	11,343,269
Upjohn
1.65% 6/22/25	1,855,000	1,916,941
2.30% 6/22/27	1,705,000	1,814,438
2.70% 6/22/30	6,075,000	6,442,831
4.00% 6/22/50	2,200,000	2,516,119
		135,739,502

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines–2.83%
Abu Dhabi Crude Oil Pipeline 4.60% 11/2/47	3,135,000	$ 3,893,357
Cheniere Corpus Christi Holdings 7.00% 6/30/24	7,625,000	8,903,099
Energy Transfer Operating
5.25% 4/15/29	9,695,000	11,314,446
6.25% 4/15/49	14,545,000	17,568,364
Enterprise Products Operating
3.20% 2/15/52	11,315,000	11,482,713
4.20% 1/31/50	16,177,000	18,972,284
Galaxy Pipeline Assets Bidco
1.75% 9/30/27	6,955,000	7,059,432
2.63% 3/31/36	9,280,000	9,626,441
KazTransGas JSC 4.38% 9/26/27	5,409,000	6,220,080
MPLX
1.75% 3/1/26	3,710,000	3,838,600
2.65% 8/15/30	3,485,000	3,650,308
4.00% 3/15/28	2,835,000	3,260,461
4.13% 3/1/27	13,170,000	15,184,053
4.70% 4/15/48	3,590,000	4,250,644
5.50% 2/15/49	12,350,000	16,237,476
Oleoducto Central 4.00% 7/14/27	8,017,000	8,702,534
ONEOK 7.50% 9/1/23	8,950,000	10,354,856
Sabine Pass Liquefaction
5.63% 3/1/25	8,760,000	10,215,224
5.75% 5/15/24	13,266,000	15,164,802
Tennessee Gas Pipeline 2.90% 3/1/30	20,052,000	21,431,189
		207,330,363
Real Estate Investment Trusts–0.91%
American Tower 1.88% 10/15/30	17,495,000	17,637,369
Corporate Office Properties 5.25% 2/15/24	2,046,000	2,260,761
Crown Castle International
3.80% 2/15/28	1,695,000	1,952,737
4.30% 2/15/29	13,740,000	16,310,962
5.25% 1/15/23	5,796,000	6,341,946
CubeSmart 3.00% 2/15/30	16,670,000	18,218,799
Iron Mountain 4.50% 2/15/31	4,000,000	4,190,000
		66,912,574
Retail–0.15%
Lowe's
3.00% 10/15/50	7,575,000	8,075,018
4.05% 5/3/47	2,250,000	2,811,909
		10,886,927
Semiconductors–0.85%
Broadcom 3.15% 11/15/25	12,390,000	13,518,915
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Microchip Technology
3.92% 6/1/21	14,430,000	$ 14,634,840
4.33% 6/1/23	7,095,000	7,679,976
NXP
3.40% 5/1/30	1,700,000	1,926,812
4.30% 6/18/29	607,000	723,096
4.88% 3/1/24	17,490,000	19,724,564
Xilinx 2.38% 6/1/30	3,980,000	4,175,794
		62,383,997
Software–0.29%
Black Knight InfoServ 3.63% 9/1/28	4,460,000	4,565,925
Fiserv 2.65% 6/1/30	15,485,000	16,744,408
		21,310,333
Telecommunications–2.27%
AT&T
3.10% 2/1/43	4,030,000	4,076,000
3.50% 6/1/41	17,081,000	18,389,004
3.50% 9/15/53	3,800,000	3,785,514
3.65% 6/1/51	4,470,000	4,672,124
Sprint Spectrum 4.74% 9/20/29	4,700,000	5,090,523
T-Mobile USA
2.55% 2/15/31	7,125,000	7,481,749
3.00% 2/15/41	7,145,000	7,407,364
3.50% 4/15/25	4,490,000	4,961,360
3.75% 4/15/27	8,750,000	9,964,500
3.88% 4/15/30	11,075,000	12,824,961
Verizon Communications
2.65% 11/20/40	1,895,000	1,913,677
4.00% 3/22/50	1,965,000	2,379,480
4.50% 8/10/33	30,790,000	38,791,554
4.52% 9/15/48	8,005,000	10,421,583
Vodafone Group
4.25% 9/17/50	3,475,000	4,304,456
4.88% 6/19/49	22,435,000	29,943,375
		166,407,224
Total Corporate Bonds (Cost $2,186,942,520)		2,399,079,862
MUNICIPAL BONDS–1.06%
California Health Facilities Financing Authority (Kaiser Credit Group) A2 5.00% 11/1/47	12,230,000	19,222,258
Los Angeles, California Department of Water & Power System Revenue Taxable Build America Bonds 6.57% 7/1/45	6,965,000	12,196,899

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds 6.81% 11/15/40	1,725,000	$ 2,303,116
New York City Transitional Finance Authority Future Tax Secured Revenue 5.00% 5/1/36	17,355,000	22,331,026
New York State Dormitory Authority (State of New York Personal Income Tax Revenue) A 5.00% 3/15/43	9,420,000	11,809,477
South Carolina Public Service Authority Series D 4.77% 12/1/45	1,368,000	1,828,086
State of Oregon 5.89% 6/1/27	1,485,000	1,862,933
University of Missouri (Curators University) Taxable Build America Bonds 5.79% 11/1/41	4,070,000	6,457,258
Total Municipal Bonds (Cost $67,697,447)		78,011,053
NON-AGENCY ASSET-BACKED SECURITIES–2.82%
American Tower Trust Series 13 2A 3.07% 3/15/48	5,831,000	5,937,459
•Apex Credit CLO
Series 2017-1A A1 1.68% (LIBOR03M + 1.47%) 4/24/29	14,049,697	14,043,600
Series 2018-1A A2 1.24% (LIBOR03M + 1.03%) 4/25/31	7,000,000	6,909,791
•Black Diamond CLO Series 2017-2A A2 1.52% (LIBOR03M + 1.30%) 1/20/32	3,000,000	2,924,919
•Catamaran CLO Series 2014-1A A1BR 1.61% (LIBOR03M + 1.39%) 4/22/30	11,150,000	11,029,268
φCiticorp Residential Mortgage Trust Series 2006-3 A5 5.08% 11/25/36	3,579,080	3,697,193
CNH Equipment Trust
Series 2017-A A3 2.07% 5/16/22	607,983	608,376
Series 2019-B A2 2.55% 9/15/22	1,722,939	1,725,622
•Crestline Denali CLO XV Series 2017-1A A 1.52% (LIBOR03M + 1.30%) 4/20/30	12,000,000	12,000,360
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•CVP CLO Series 2017-2A A 1.41% (LIBOR03M + 1.19%) 1/20/31	6,300,000	$ 6,268,267
Ford Credit Auto Lease Trust
Series 2019-B A2A 2.28% 2/15/22	453,171	453,929
Series 2020-A A2 1.80% 7/15/22	6,137,527	6,165,732
Ford Credit Auto Owner Trust
Series 2018-1 A 3.19% 7/15/31	8,500,000	9,340,369
Series 2020-A A2 1.03% 10/15/22	4,406,963	4,419,176
•Ford Credit Floorplan Master Owner Trust Series 2018-1 A2 0.44% (LIBOR01M + 0.28%) 5/15/23	5,525,000	5,529,058
•Golub Capital Partners CLO Series 2017-19RA A1A 1.51% (LIBOR03M + 1.30%) 7/26/29	10,000,000	9,970,780
Hardee's Funding Series 2018-1A A2II 4.96% 6/20/48	2,688,125	2,866,536
HOA Funding Series 2014-1A A2 4.85% 8/20/44	3,316,250	3,118,469
Hyundai Auto Lease Securitization Trust Series 2020-A A2 1.90% 5/16/22	6,870,277	6,903,002
Hyundai Auto Receivables Trust Series 2020-C A2 0.26% 9/15/23	7,000,000	7,002,185
John Deere Owner Trust Series 2019-B A2 2.28% 5/16/22	461,802	462,740
•Mariner CLO Series 2018-5A A 1.32% (LIBOR03M + 1.11%) 4/25/31	4,000,000	3,995,724
Mercedes-Benz Auto Lease Trust
Series 2019-B A2 2.01% 12/15/21	511,919	512,950
Series 2020-A A2 1.82% 3/15/22	1,669,094	1,674,538
Mercedes-Benz Master Owner Trust
•Series 2019-AA A 0.51% (LIBOR01M + 0.35%) 5/15/23	14,415,000	14,429,775
Series 2019-BA A 2.61% 5/15/24	2,900,000	2,996,008
•Midocean Credit CLO
Series 2018-8A A1 1.37% (LIBOR03M + 1.15%) 2/20/31	4,000,000	3,987,512
Series 2018-9A A1 1.37% (LIBOR03M + 1.15%) 7/20/31	7,000,000	6,967,555

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Nissan Auto Lease Trust Series 2020-A A2A 1.80% 5/16/22	4,165,711	$ 4,185,164
•Nissan Master Owner Trust Receivables Series 2019-B A 0.59% (LIBOR01M + 0.43%) 11/15/23	2,250,000	2,255,586
PFS Financing Series 2020-G A 0.97% 2/15/26	7,000,000	7,015,140
•Steele Creek CLO Series 2017-1A A 1.49% (LIBOR03M + 1.25%) 10/15/30	5,500,000	5,472,852
Tesla Auto Lease Trust Series 2019-A A2 2.13% 4/20/22	2,529,863	2,553,143
•TICP CLO IX Series 2017-9A A 1.36% (LIBOR03M + 1.14%) 1/20/31	9,600,000	9,611,798
•Towd Point Mortgage Trust
Series 2015-5 A1B 2.75% 5/25/55	627,302	631,874
Series 2015-6 A1B 2.75% 4/25/55	1,053,952	1,070,133
Series 2016-1 A1B 2.75% 2/25/55	575,857	582,115
Series 2016-2 A1 3.00% 8/25/55	775,809	787,081
Series 2016-3 A1 2.25% 4/25/56	907,040	915,645
Series 2017-1 A1 2.75% 10/25/56	1,045,932	1,071,981
Series 2017-2 A1 2.75% 4/25/57	553,500	565,830
Series 2018-1 A1 3.00% 1/25/58	1,036,717	1,077,426
•Venture 34 CLO Series 2018-34A A 1.47% (LIBOR03M + 1.23%) 10/15/31	7,500,000	7,499,985
Volkswagen Auto Lease Trust Series 2020-A A4 0.45% 7/21/25	2,250,000	2,251,882
Wendy's Funding Series 2018-1A A2I 3.57% 3/15/48	2,905,150	2,994,745
Total Non-Agency Asset-Backed Securities (Cost $205,149,123)		206,483,273
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.17%
•Agate Bay Mortgage Trust
Series 2015-1 B1 3.79% 1/25/45	2,445,295	2,548,869
Series 2015-1 B2 3.79% 1/25/45	1,381,744	1,435,438
•Chase Home Lending Mortgage Trust Series 2019-ATR2 A3 3.50% 7/25/49	1,929,857	1,992,049
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Connecticut Avenue Securities Trust
Series 2018-R07 1M2 2.55% (LIBOR01M + 2.40%) 4/25/31	2,464,504	$ 2,461,415
Series 2019-R01 2M2 2.60% (LIBOR01M + 2.45%) 7/25/31	1,992,549	1,989,979
Series 2019-R02 1M2 2.45% (LIBOR01M + 2.30%) 8/25/31	2,683,898	2,675,264
•Flagstar Mortgage Trust Series 2017-2 A5 3.50% 10/25/47	163,637	163,946
•Galton Funding Mortgage Trust Series 2018-1 A43 3.50% 11/25/57	627,654	623,604
•GS Mortage-Backed Securities Trust Series 2020-PJ1 A1 3.50% 5/25/50	2,102,942	2,154,082
•Holmes Master Issuer Series 2018-2A A2 0.66% (LIBOR03M + 0.42%) 10/15/54	1,324,510	1,324,561
•JP Morgan Mortgage Trust
Series 2017-1 B3 3.51% 1/25/47	4,577,070	4,702,917
Series 2020-1 A4 3.50% 6/25/50	2,686,992	2,747,659
Series 2020-2 A3 3.50% 7/25/50	2,130,304	2,184,976
Series 2020-7 A3 3.00% 1/25/51	6,341,823	6,545,424
•JPMorgan Mortgage Trust
Series 2014-2 B1 3.40% 6/25/29	1,185,483	1,243,326
Series 2014-2 B2 3.40% 6/25/29	441,675	459,524
Series 2014-IVR6 2A4 2.27% 7/25/44	2,042,867	2,021,300
Series 2015-1 B2 2.12% 12/25/44	3,382,014	3,466,141
Series 2015-4 B1 3.61% 6/25/45	2,522,343	2,679,030
Series 2015-4 B2 3.61% 6/25/45	1,806,380	1,901,508
Series 2015-5 B2 2.55% 5/25/45	2,925,025	2,958,893
Series 2015-6 B1 3.56% 10/25/45	2,112,384	2,227,862
Series 2015-6 B2 3.56% 10/25/45	1,789,783	1,873,838
Series 2015-6 B3 3.56% 10/25/45	3,208,086	3,333,389
Series 2016-4 B1 3.86% 10/25/46	1,404,690	1,487,999

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JPMorgan Mortgage Trust (continued)
Series 2016-4 B2 3.86% 10/25/46	2,503,682	$ 2,625,147
Series 2017-2 A3 3.50% 5/25/47	1,003,219	1,035,944
•Morgan Stanley Residential Mortgage Loan Trust Series 2020-1 A2A 2.50% 12/25/50	7,000,000	7,298,320
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	1,640,580	1,757,559
•Sequoia Mortgage Trust
Series 2013-4 B2 3.48% 4/25/43	1,222,272	1,257,640
Series 2015-1 B2 3.87% 1/25/45	1,614,148	1,687,767
Series 2019-CH1 A1 4.50% 3/25/49	1,150,529	1,185,775
Series 2020-3 A1 3.00% 4/25/50	3,769,376	3,897,601
•Sequoia Mortgage Trust Series 2020-4 A2 2.50% 11/25/50	4,808,730	5,007,653
•Thornburg Mortgage Securities Trust Series 2007-4 1A1 2.45% 9/25/37	632,805	629,275
•Wells Fargo Commercial Mortgage Trust Series 2020-1 A1 3.00% 12/25/49	2,321,503	2,409,104
Total Non-Agency Collateralized Mortgage Obligations (Cost $83,482,198)		85,994,778
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–9.65%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	4,486,482	5,063,548
•Series 2017-BNK5 B 3.90% 6/15/60	4,085,000	4,460,093
Series 2017-BNK7 A5 3.44% 9/15/60	21,805,000	24,741,229
Series 2019-BN20 A3 3.01% 9/15/62	6,270,000	6,995,946
Series 2019-BN21 A5 2.85% 10/17/52	12,550,000	13,885,733
Series 2020-BN25 A5 2.65% 1/15/63	35,000,000	38,205,100
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	33,000,000	34,421,287
Benchmark Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	1,220,000	1,403,900
Series 2020-B17 A5 2.29% 3/15/53	21,500,000	22,814,205
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B20 A5 2.03% 10/15/53	22,100,000	$ 22,996,606
Series 2020-B21 A5 1.98% 12/17/53	9,950,000	10,296,856
Series 2020-B22 A5 1.97% 1/15/54	8,500,000	8,804,990
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	16,282,000	19,039,733
Series 2019-CF2 A5 2.87% 11/15/52	5,950,000	6,553,965
Series 2019-CF3 A4 3.01% 1/15/53	13,150,000	14,617,228
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	10,185,000	11,009,710
•Series 2017-CD6 B 3.91% 11/13/50	2,760,000	2,996,736
Series 2019-CD8 A4 2.91% 8/15/57	16,075,000	17,817,479
CFCRE Commercial Mortgage Trust
•Series 2011-C2 C 5.74% 12/15/47	4,875,000	4,884,999
Series 2016-C7 A3 3.84% 12/10/54	7,090,000	8,091,579
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	4,941,000	5,413,769
Series 2015-GC27 A5 3.14% 2/10/48	7,120,000	7,718,580
Series 2016-P3 A4 3.33% 4/15/49	7,897,000	8,749,828
Series 2017-C4 A4 3.47% 10/12/50	18,940,000	21,574,429
Series 2019-C7 A4 3.10% 12/15/72	3,000,000	3,377,470
Series 2020-555 A 2.65% 12/10/41	5,300,000	5,565,042
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	6,875,000	7,091,580
Series 2013-WWP A2 3.42% 3/10/31	2,235,000	2,359,897
Series 2014-CR19 A5 3.80% 8/10/47	3,947,000	4,356,817
Series 2014-CR20 AM 3.94% 11/10/47	11,135,000	12,144,542
Series 2015-3BP A 3.18% 2/10/35	22,346,000	24,084,110
Series 2015-CR23 A4 3.50% 5/10/48	3,327,000	3,692,505
♦Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.76% 2/10/49	8,148,000	9,233,259

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	4,585,000	$ 5,089,970
Series 2016-C3 A5 2.89% 8/10/49	6,360,000	6,972,441
Series 2020-C9 A5 1.93% 9/15/53	11,250,000	11,609,053
Series 2020-C9 B 2.57% 9/15/53	3,250,000	3,404,831
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.56% 11/10/46	3,252,000	3,254,310
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	7,800,000	8,264,239
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	2,023,000	1,214,274
Series 2015-GC32 A4 3.76% 7/10/48	5,118,000	5,736,093
Series 2017-GS6 A3 3.43% 5/10/50	14,900,000	16,692,947
•Series 2018-GS9 A4 3.99% 3/10/51	3,480,000	4,080,643
•Series 2018-GS9 B 4.32% 3/10/51	2,875,000	3,249,194
Series 2019-GC39 A4 3.57% 5/10/52	2,200,000	2,542,382
Series 2019-GC42 A4 3.00% 9/1/52	10,000,000	11,153,095
Series 2020-GC47 A5 2.38% 5/12/53	14,250,000	15,207,170
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	13,100,000	14,744,246
Series 2015-C33 A4 3.77% 12/15/48	18,043,000	20,417,935
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	11,776,000	13,019,408
Series 2016-C4 A3 3.14% 12/15/49	7,150,000	7,939,825
Series 2017-C7 A5 3.41% 10/15/50	4,220,000	4,794,845
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	8,529,000	8,407,938
Series 2015-JP1 A5 3.91% 1/15/49	8,627,000	9,826,662
Series 2016-JP2 A4 2.82% 8/15/49	10,654,000	11,630,520
Series 2016-WIKI A 2.80% 10/5/31	4,525,000	4,501,630
Series 2016-WIKI B 3.20% 10/5/31	4,395,000	4,340,847
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.49% 9/15/39	2,525,511	$ 1,262,756
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	4,533,000	4,937,006
Series 2015-C23 A4 3.72% 7/15/50	17,967,000	19,899,094
Series 2015-C26 A5 3.53% 10/15/48	5,698,000	6,342,620
Series 2016-C29 A4 3.33% 5/15/49	4,910,000	5,433,766
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.45% 11/12/41	1,453,975	1,420,100
Series 2019-L3 A4 3.13% 11/15/52	6,400,000	7,154,358
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45	4,676,815	4,760,237
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46	3,300,000	3,327,192
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47	5,756,058	6,312,670
Series 2015-NXS3 A4 3.62% 9/15/57	3,185,000	3,564,795
Series 2016-BNK1 A3 2.65% 8/15/49	7,895,000	8,534,040
Series 2017-C38 A5 3.45% 7/15/50	5,730,000	6,505,252
Series 2019-C54 A4 3.15% 12/15/52	18,000,000	20,304,958
Series 2020-C58 A4 2.09% 7/15/53	3,275,000	3,417,222
WF -RBS Commercial Mortgage Trust Series 2012-C10 A3 2.88% 12/15/45	11,490,000	11,888,510
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $677,661,535)		707,621,824
ΔREGIONAL BOND–0.88%
Canada—0.88%
Province of Alberta Canada 1.88% 11/13/24	61,220,000	64,420,888
		64,420,888
Total Regional Bond (Cost $61,097,570)		64,420,888

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS–0.23%
Bermuda—0.06%
Bermuda Government International Bond 2.38% 8/20/30	4,000,000	$ 4,195,000
		4,195,000
Panama—0.09%
Panama Government International Bond 3.75% 3/16/25	6,011,000	6,649,669
		6,649,669
Romania—0.08%
Romanian Government International Bond 3.00% 2/14/31	5,700,000	6,117,297
		6,117,297
Total Sovereign Bonds (Cost $16,181,481)		16,961,966
SUPRANATIONAL BANKS–0.58%
Banque Ouest Africaine de Developpement
4.70% 10/22/31	7,075,000	7,639,868
5.00% 7/27/27	2,903,000	3,227,729
Central American Bank for Economic Integration 2.00% 5/6/25	30,000,000	31,464,000
Total Supranational Banks (Cost $39,930,663)		42,331,597
U.S. TREASURY OBLIGATIONS–23.43%
U.S. Treasury Bonds
1.38% 8/15/50	2,050,000	1,915,469
4.38% 2/15/38	22,550,000	33,484,988
U.S. Treasury Inflation Indexed Bonds
0.13% 1/15/30	61,689,508	68,790,289
0.13% 7/15/30	133,669,323	149,875,006
U.S. Treasury Notes
0.38% 11/30/25	915,300,000	916,372,622
0.63% 8/15/30	234,230,000	228,227,856
0.88% 11/15/30	162,120,000	161,486,719
1.63% 9/30/26	85,565,000	91,193,572
^U.S. Treasury Strip Principal 0.00% 5/15/44	97,675,000	67,178,381
Total U.S. Treasury Obligations (Cost $1,697,506,698)		1,718,524,902

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.42%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	30,997,959	$ 30,997,959
Total Money Market Fund (Cost $30,997,959)		30,997,959

	Principal Amount
SHORT-TERM INVESTMENTS—5.95%
Discounted Commercial Paper–5.95%
≠Apple
0.10% 1/19/21	5,200,000	5,199,740
≠Australia & New Zealand
0.15% 1/14/21	26,500,000	26,498,564
0.20% 3/8/21	10,000,000	9,997,822
0.21% 3/17/21	3,900,000	3,898,963
≠Bank of Nova Scotia
0.20% 1/28/21	10,000,000	9,998,500
≠BPCE
0.16% 1/7/21	3,000,000	2,999,920
0.19% 1/7/21	10,000,000	9,999,683
0.22% 3/3/21	12,100,000	12,096,186
≠Caisse des depots
0.18% 3/3/21	1,900,000	1,899,346
≠Chevron
0.10% 1/27/21	20,000,000	19,998,556
≠Colgate Palmolive
0.10% 1/22/21	4,000,000	3,999,767
≠Commonwealth Bank of Australia
0.21% 2/18/21	10,000,000	9,997,267
0.21% 2/23/21	10,000,000	9,996,908
0.22% 2/24/21	10,000,000	9,996,700
0.23% 3/5/21	2,200,000	2,199,429
≠Cornell University
0.15% 1/21/21	3,255,000	3,254,729
≠DNB
0.13% 1/8/21	5,250,000	5,249,867
≠DZ Bank
0.20% 1/13/21	5,000,000	4,999,667
≠Honeywell International
0.12% 2/10/21	2,250,000	2,249,700
0.15% 2/9/21	2,000,000	1,999,675
≠KFW International Finance
0.14% 1/7/21	1,500,000	1,499,965
0.15% 1/4/21	17,000,000	16,999,787
0.16% 1/8/21	20,000,000	19,999,378
≠Loreal USA
0.08% 1/4/21	25,000,000	24,999,833
0.10% 1/7/21	10,000,000	9,999,833
0.10% 1/11/21	5,000,000	4,999,861
≠National Australia Bank
0.17% 1/20/21	15,000,000	14,998,654

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠Natixis
0.20% 1/13/21	1,600,000	$ 1,599,893
≠Nestle
0.10% 1/25/21	14,000,000	13,999,067
0.12% 1/7/21	2,127,000	2,126,957
≠Novartis Finance
0.10% 1/8/21	2,000,000	1,999,961
≠Pfizer
0.10% 1/7/21	25,000,000	24,999,583
≠Regents of the University of California
0.15% 1/28/21	14,000,000	13,998,425
0.16% 3/4/21	5,000,000	4,998,622
≠Skandinaviska Enskilda Banken
0.20% 3/1/21	22,150,000	22,142,740
≠Societe Generale
0.10% 1/4/21	10,000,000	9,999,917
0.20% 1/21/21	4,600,000	4,599,489
0.20% 2/2/21	4,000,000	3,999,289
≠Toronto-Dominion Bank
0.21% 1/13/21	5,800,000	5,799,594
	Principal Amount	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠Toronto-Dominion Bank (continued)
0.23% 2/17/21	15,000,000	$ 14,995,496
0.23% 2/18/21	6,950,000	6,947,869
0.25% 3/17/21	5,000,000	4,997,731
≠Toronto-Dominion Holdings
0.22% 2/23/21	8,000,000	7,997,409
0.22% 2/24/21	1,900,000	1,899,373
≠Unilever Capital
0.11% 2/16/21	7,000,000	6,999,016
≠Westpac Banking
0.15% 1/11/21	10,000,000	9,999,583
0.15% 1/12/21	6,850,000	6,849,686
0.16% 1/19/21	10,000,000	9,999,200
0.21% 3/17/21	5,300,000	5,297,975
Total Short-Term Investments (Cost $436,271,508)		436,275,175

TOTAL INVESTMENTS–103.55% (Cost $7,260,989,515)	7,595,242,641

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.55%)	(260,230,294)
NET ASSETS APPLICABLE TO 509,366,817 SHARES OUTSTANDING–100.00%	$7,335,012,347
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,816,560,367 / 195,542,975 Shares)	$14.404
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($4,518,451,980 / 313,823,842 Shares)	$14.398
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$6,920,055,408
Distributable earnings/(accumulated loss)	414,956,939
TOTAL NET ASSETS	$7,335,012,347

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2020.
Δ Securities have been classified by country of origin.
LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
^ Zero coupon security. The rate shown is the yield at the time of purchase.
≠ The rate shown is the effective yield at the time of purchase.

★ Includes $613,000 cash collateral held at broker for futures contracts, $8,933 variation margin due from broker on futures contracts, $305,408,117 payable for securities purchased, $2,577,577 payable for fund shares redeemed, $801,899 cash collateral due to brokers for TBAs, $274,525 other accrued expenses payable and $3,387,971 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
435	U.S. Treasury 10 yr Notes	$ 60,063,985	$ 59,773,499	3/22/21	$290,486	$ —
(376)	U.S. Treasury 10 yr Ultra Notes	(58,791,125)	(58,859,586)	3/22/21	68,461	—
127	US Long Bond Index	21,994,812	22,196,510	3/22/21	—	(201,697)
Total Futures Contracts					$358,947	$(201,697)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
BB–Barclays Bank
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LB–Lehman Brothers
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
RBS–Royal Bank of Scotland
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$166,953,656
Foreign taxes withheld	(10,747)
166,942,909
EXPENSES:
Management fees	20,882,740
Distribution fees-Service Class	14,693,955
Shareholder servicing fees	1,964,532
Accounting and administration expenses	1,220,362
Reports and statements to shareholders	362,017
Professional fees	173,929
Trustees’ fees and expenses	167,819
Pricing fees	53,513
Custodian fees	43,840
Consulting fees	7,082
Other	74,739
Total operating expenses	39,644,528
NET INVESTMENT INCOME	127,298,381
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	229,493,024
Futures contracts	21,939,713
Swap contracts	(2,311)
Net realized gain	251,430,426
Net change in unrealized appreciation (depreciation) of:
Investments	208,043,428
Futures contracts	3,748,554
Net change in unrealized appreciation (depreciation)	211,791,982
NET REALIZED AND UNREALIZED GAIN	463,222,408
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$590,520,789
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 127,298,381	$ 164,663,667
Net realized gain	251,430,426	198,241,420
Net change in unrealized appreciation (depreciation)	211,791,982	169,621,086
Net increase in net assets resulting from operations	590,520,789	532,526,173
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(121,174,238)	(86,375,994)
Service Class	(177,172,039)	(123,399,220)
Return of capital:
Standard Class	—	(14,834,619)
Service Class	—	(21,193,161)
	(298,346,277)	(245,802,994)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	917,822,450	376,903,179
Service Class	648,677,863	463,735,361
Reinvestment of dividends and distributions:
Standard Class	121,174,238	101,210,613
Service Class	177,172,039	144,592,381
	1,864,846,590	1,086,441,534
Cost of shares redeemed:
Standard Class	(924,935,892)	(376,734,081)
Service Class	(577,124,323)	(357,779,945)
	(1,502,060,215)	(734,514,026)
Increase in net assets derived from capital share transactions	362,786,375	351,927,508
NET INCREASE IN NET ASSETS	654,960,887	638,650,687
NET ASSETS:
Beginning of year	6,680,051,460	6,041,400,773
End of year	$ 7,335,012,347	$6,680,051,460
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.701	$ 13.057	$ 13.607	$ 13.417	$ 13.590
Income (loss) from investment operations:
Net investment income[1]	0.303	0.390	0.402	0.340	0.308
Net realized and unrealized gain (loss)	1.047	0.809	(0.518)	0.247	0.061
Total from investment operations	1.350	1.199	(0.116)	0.587	0.369
Less dividends and distributions from:
Net investment income	(0.344)	(0.366)	(0.434)	(0.397)	(0.386)
Net realized gain	(0.303)	(0.126)	—	—	(0.156)
Return of capital	—	(0.063)	—	—	—
Total dividends and distributions	(0.647)	(0.555)	(0.434)	(0.397)	(0.542)
Net asset value, end of period	$ 14.404	$ 13.701	$ 13.057	$ 13.607	$ 13.417
Total return[2]	9.87%	9.21%	(0.83%)	4.37%	2.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,816,560	$2,604,021	$2,393,635	$2,762,644	$3,324,029
Ratio of expenses to average net assets	0.37%	0.37%	0.38%	0.37%	0.35%
Ratio of net investment income to average net assets	2.09%	2.84%	3.00%	2.48%	2.20%
Portfolio turnover	163%	164%	153%	179%	285%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.699	$ 13.056	$ 13.606	$ 13.417	$ 13.589
Income (loss) from investment operations:
Net investment income[1]	0.252	0.341	0.354	0.292	0.259
Net realized and unrealized gain (loss)	1.044	0.810	(0.517)	0.246	0.062
Total from investment operations	1.296	1.151	(0.163)	0.538	0.321
Less dividends and distributions from:
Net investment income	(0.294)	(0.326)	(0.387)	(0.349)	(0.337)
Net realized gain	(0.303)	(0.126)	—	—	(0.156)
Return of capital	—	(0.056)	—	—	—
Total dividends and distributions	(0.597)	(0.508)	(0.387)	(0.349)	(0.493)
Net asset value, end of period	$ 14.398	$ 13.699	$ 13.056	$ 13.606	$ 13.417
Total return[2]	9.48%	8.83%	(1.18%)	4.00%	2.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,518,452	$4,076,030	$3,647,766	$3,618,734	$3,252,777
Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.72%	0.70%
Ratio of net investment income to average net assets	1.74%	2.49%	2.65%	2.13%	1.85%
Portfolio turnover	163%	164%	153%	179%	285%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a
LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$415,801
Legal	73,574
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $299,796 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,888,714
Distribution fees payable to LFD	1,316,388
Printing and mailing fees payable to Lincoln Life	4,878
Shareholder servicing fees payable to Lincoln Life	177,991
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2020, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$2,276,913,940
Purchases of U.S. government securities	8,749,510,551
Sales other than U.S. government securities	2,194,165,754
Sales of U.S. government securities	8,598,035,191
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$7,263,786,333
Aggregate unrealized appreciation of investments and derivatives	$ 342,620,450
Aggregate unrealized depreciation of investments and derivatives	(11,164,142)
Net unrealized appreciation of investments and derivatives	$ 331,456,308
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 54,630,424	$—	$ 54,630,424
Agency Commercial Mortgage-Backed Securities	—	36,512,673	—	36,512,673
Agency Mortgage-Backed Securities	—	1,717,396,267	—	1,717,396,267
Corporate Bonds	—	2,399,079,862	—	2,399,079,862
Municipal Bonds	—	78,011,053	—	78,011,053
Non-Agency Asset-Backed Securities	—	206,483,273	—	206,483,273
Non-Agency Collateralized Mortgage Obligations	—	85,994,778	—	85,994,778
Non-Agency Commercial Mortgage-Backed Securities	—	707,621,824	—	707,621,824
Regional Bond	—	64,420,888	—	64,420,888
Sovereign Bonds	—	16,961,966	—	16,961,966
Supranational Banks	—	42,331,597	—	42,331,597
U.S. Treasury Obligations	—	1,718,524,902	—	1,718,524,902
Money Market Fund	30,997,959	—	—	30,997,959
Short-Term Investment	—	436,275,175	—	436,275,175
Total Investments	$30,997,959	$7,564,244,682	$—	$7,595,242,641
Derivatives:

Assets:
Futures Contracts	$ 358,947	$—	$—	$ 358,947
Liabilities:
Futures Contract	$(201,697)	$—	$—	$(201,697)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses, tax treatment of passive foreign investment companies (“PFIC”) and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$298,346,278	$209,775,214
Return of capital	—	36,027,780
Total	$298,346,278	$245,802,994
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 26,651,986
Undistributed long-term capital gains	67,832,436
Other temporary differences	(10,983,790)
Net unrealized appreciation	331,456,307
Distributable earnings/(accumulated loss)	$414,956,939
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	63,234,834	26,878,868
Service Class	44,738,548	33,712,615
Shares reinvested:
Standard Class	8,447,141	7,387,994
Service Class	12,352,509	10,553,927
	128,773,032	78,533,404
Shares redeemed:
Standard Class	(66,192,754)	(27,538,777)
Service Class	(40,815,252)	(26,109,108)
	(107,008,006)	(53,647,885)
Net increase	21,765,026	24,885,519
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2020, the Fund posted $613,000 cash collateral for futures contracts.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$358,947	Liabilities net of receivables and other assets	$(201,697)
LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$21,939,713	$3,748,554
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,311)	—
Total		$21,937,402	$3,748,554
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$334,741,893	$131,447,532
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had no assets and liabilities subject to offsetting provisions.
8. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Bond Fund–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Bond Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median for the one-, three-, five- and ten-year periods, below the return of the benchmark index for the one-, three- and five-year periods and above the return of the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which include breakpoints, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Bond Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Bond Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Delaware Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Bond Fund–36

LVIP Delaware Diversified Floating Rate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Delaware Diversified Floating Rate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 1.36% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index1, returned 1.08%.
The year 2020 was certainly one for the record books. It seems 2020 provided the cataclysmic and transformational events we were supposed to witness in 2012 or even the year 2000. The year of the pandemic caused a government response which was large and swift providing $2 trillion of assistance to small businesses and the unemployed. The Federal Reserve pulled out the playbook from the great financial crisis, lowering the federal funds rate to zero and increased the balance sheet to approximately $7 trillion. The economy plunged by 31% in the second quarter and rebounded by 33% in the third quarter, with GDP forecasts for the fourth quarter averaging around 4.5%. Trading the markets in 2020 will be remembered for not only the pandemic and the response by global central banks, but for the response by the pharmaceutical industry for creating vaccines in record time, and a presidential election unlike any other.
As 2020 came to an end, risk markets were well into recovery mode. Equity markets were at or near all time highs, and fixed income markets witnessed spreads return to historically tight levels. The 10-year note, which hit an intra-day low of 31 basis points in March, ended the year at 91 basis points. Fixed income returns for the year were significant, aided by the swift response by the Federal Reserve who once again came to the rescue.
Exposure to investment grade credit averaged 59% during the year and returned 2.28% outperforming the benchmark. Three of four credit sectors outperformed the benchmark as a 22% allocation to industrials was the top performing sector of credit.
Triple-A rated asset-backed securities averaged 15% during the year and returned 1.42%. Exposure to triple-A tranches of collateralized-loan obligations averaged 3% and returned 1.86% during the year. Both sectors outperformed the benchmark.
Bank loans returned 0.02% which underperformed the benchmark. The Fund continues to hold higher quality loans.
The Fund utilized interest rate swaps, Treasury futures and credit default (CDX) swaps throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the portfolio. Treasury futures provided an efficient alternative to manage duration. CDX swaps were utilized to hedge the portfolio’s credit risk.
A detailed transition plan has been developed to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis. We are taking a coordinated approach, in line with industry standards and protocols, to make any changes as required, as well as planning for any required operational and system changes.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer
Brian M. Scotto
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,665 for the Standard Class shares and to $11,378 for the Service Class shares. For comparison, look at how the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $10,941. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 1.36%
Five Years	+ 2.19%
Ten Years	+ 1.55%
Service Class Shares
One Year	+ 1.12%
Five Years	+ 1.94%
Ten Years	+ 1.30%

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund
2020 Annual Report Commentary (unaudited) (continued)
1. The Intercontinental Exchange (ICE) Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Common wealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,016.30	0.63%	$3.19
Service Class Shares	1,000.00	1,015.10	0.88%	4.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.63%	$3.20
Service Class Shares	1,000.00	1,020.70	0.88%	4.47

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.18%
Agency Commercial Mortgage-Backed Security	0.59%
Agency Mortgage-Backed Securities	3.16%
Agency Obligations	1.61%
Corporate Bonds	48.72%
Aerospace & Defense	0.55%
Agriculture	0.88%
Airlines	0.43%
Auto Manufacturers	0.83%
Banks	19.14%
Beverages	0.11%
Biotechnology	0.22%
Chemicals	0.99%
Commercial Services	0.29%
Computers	0.42%
Diversified Financial Services	1.90%
Electric	5.12%
Electronics	0.14%
Forest Products & Paper	0.44%
Gas	0.05%
Insurance	0.08%
Internet	0.05%
Machinery Diversified	0.08%
Media	1.82%
Mining	0.04%
Miscellaneous Manufacturing	0.58%
Oil & Gas	2.36%
Pharmaceuticals	4.64%
Pipelines	2.53%
Real Estate Investment Trusts	0.26%
Retail	1.13%
Semiconductors	0.84%
Software	0.16%
Telecommunications	2.44%
Trucking & Leasing	0.20%
Loan Agreements	8.76%
Non-Agency Asset-Backed Securities	12.40%
Non-Agency Commercial Mortgage-Backed Securities	7.42%
Sovereign Bonds	5.43%
Supranational Banks	7.45%
U.S. Treasury Obligations	2.21%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	3.40%
Total Investments	101.33%
Liabilities Net of Receivables and Other Assets	(1.33%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	7.91%
AAA	29.16%
AA	6.91%
A	24.53%
BBB	23.10%
BB	3.78%
B	0.50%
Non-Rated	4.11%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.18%
•Fannie Mae REMICs
Series 2005-106 QF 0.66% (LIBOR01M + 0.51%) 12/25/35	688,325	$ 696,946
Series 2006-40 F 0.45% (LIBOR01M + 0.30%) 5/25/36	47,750	47,947
•Freddie Mac REMICs
Series 3152 JF 0.61% (LIBOR01M + 0.45%) 8/15/35	41,498	41,900
Series 3311 VF 0.40% (LIBOR01M + 0.24%) 5/15/37	129,950	130,230
Series 3800 AF 0.66% (LIBOR01M + 0.50%) 2/15/41	166,445	168,481
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 1.20% (LIBOR01M + 1.05%) 12/25/29	256,704	252,546
•GNMA Series 2010-46 MF 0.55% (LIBOR01M + 0.40%) 5/16/34	159,094	160,602
Total Agency Collateralized Mortgage Obligations (Cost $1,489,477)		1,498,652
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.59%
•FREMF Mortgage Trust Series 2014-K716 B B 3.93% 8/25/47	4,820,000	4,845,971
Total Agency Commercial Mortgage-Backed Security (Cost $4,977,274)		4,845,971
AGENCY MORTGAGE-BACKED SECURITIES–3.16%
Fannie Mae S.F. 30 yr
3.00% 1/1/47	4,138,250	4,397,683
3.00% 3/1/50	3,711,998	3,986,348
3.00% 7/1/50	4,167,503	4,375,047
3.50% 5/1/47	3,396,025	3,634,460
3.50% 7/1/49	2,365,305	2,498,501
4.50% 5/1/49	6,374,177	6,969,515
Total Agency Mortgage-Backed Securities (Cost $25,676,772)		25,861,554
AGENCY OBLIGATIONS–1.61%
Federal Farm Credit Banks Funding 0.21% 12/21/23	5,000,000	4,993,133
Federal Home Loan Mortgage 0.63% 9/8/25	8,165,000	8,156,384
Total Agency Obligations (Cost $13,161,129)		13,149,517
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–48.72%
Aerospace & Defense–0.55%
L3Harris Technologies 3.85% 6/15/23	4,185,000	$ 4,520,144
		4,520,144
Agriculture–0.88%
BAT Capital 2.26% 3/25/28	885,000	918,272
BAT International Finance 1.67% 3/25/26	625,000	639,610
Bunge Limited Finance 4.35% 3/15/24	5,160,000	5,691,378
		7,249,260
Airlines–0.43%
Southwest Airlines
5.13% 6/15/27	1,500,000	1,783,743
5.25% 5/4/25	620,000	717,926
♦United Airlines Pass Through Trust
3.75% 3/3/28	635,519	645,490
4.00% 10/11/27	344,836	348,670
		3,495,829
Auto Manufacturers–0.83%
General Motors 5.00% 10/1/28	4,000	4,758
General Motors Financial
4.38% 9/25/21	5,500,000	5,648,472
5.20% 3/20/23	805,000	882,624
5.25% 3/1/26	218,000	257,002
		6,792,856
Banks–19.14%
•Bank of America 0.99% (LIBOR03M + 0.77%) 2/5/26	9,335,000	9,390,190
Bank of Montreal 1.85% 5/1/25	1,625,000	1,705,625
Bank of New York Mellon
•1.26% (LIBOR03M + 1.05%) 10/30/23	10,127,000	10,298,556
1.60% 4/24/25	3,980,000	4,160,169
BBVA USA 3.88% 4/10/25	970,000	1,087,544
•Citigroup 1.32% (LIBOR03M + 1.10%) 5/17/24	10,755,000	10,900,579
•Citizens Bank 0.94% (LIBOR03M + 0.72%) 2/14/22	2,750,000	2,762,790
Citizens Financial Group
2.85% 7/27/26	3,080,000	3,426,996
4.30% 12/3/25	750,000	865,783
μ5.65% 10/6/25	650,000	729,755
μCredit Suisse Group
2.59% 9/11/25	840,000	883,760
4.21% 6/12/24	2,480,000	2,686,720
Fifth Third Bancorp
2.38% 1/28/25	595,000	633,093
LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Fifth Third Bancorp (continued)
3.65% 1/25/24	2,860,000	$ 3,118,765
Goldman Sachs Group
•1.39% (LIBOR03M + 1.17%) 5/15/26	4,925,000	5,021,402
3.50% 4/1/25	360,000	400,327
Huntington Bancshares 2.30% 1/14/22	427,000	434,686
Huntington National Bank 2.50% 8/7/22	6,290,000	6,494,999
JPMorgan Chase & Co.
•1.10% (LIBOR03M + 0.89%) 7/23/24	10,680,000	10,822,521
μ2.52% 4/22/31	755,000	811,072
μ4.60% 2/1/25	295,000	304,588
μ5.00% 8/1/24	455,000	478,674
Morgan Stanley
•0.79% (SOFR + 0.70%) 1/20/23	1,675,000	1,680,377
•1.43% (LIBOR03M + 1.22%) 5/8/24	12,950,000	13,201,180
5.00% 11/24/25	255,000	304,915
National Securities Clearing 1.20% 4/23/23	800,000	815,915
μNatwest Group 8.63% 8/15/21	1,550,000	1,608,760
•PNC Bank
0.67% (LIBOR03M + 0.45%) 7/22/22	6,000,000	6,011,979
0.72% (LIBOR03M + 0.50%) 7/27/22	6,500,000	6,538,333
Royal Bank of Canada 2.75% 2/1/22	5,285,000	5,429,577
μState Street 2.65% 5/15/23	5,140,000	5,300,522
Truist Bank
2.45% 8/1/22	2,000,000	2,066,319
μ2.64% 9/17/29	653,000	690,857
Truist Financial
•0.43% (LIBOR03M + 0.22%) 2/1/21	8,520,000	8,520,000
2.70% 1/27/22	1,360,000	1,392,067
UBS Group
μ1.36% 1/30/27	240,000	242,630
3.00% 4/15/21	10,365,000	10,445,007
μUBS Group Funding Switzerland 7.13% 8/10/21	305,000	313,387
US Bancorp 3.38% 2/5/24	1,895,000	2,062,674
US Bank 3.40% 7/24/23	2,545,000	2,732,623
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 2/1/21	195,000	191,588
•USB Realty 1.38% (LIBOR03M + 1.15%) 1/15/22	4,900,000	3,662,750
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
•Wells Fargo & Co 1.44% (LIBOR03M + 1.23%) 10/31/23	6,115,000	$ 6,211,644
		156,841,698
Beverages–0.11%
Diageo Capital 1.38% 9/29/25	875,000	900,116
		900,116
Biotechnology–0.22%
Biogen 2.25% 5/1/30	755,000	788,051
Royalty Pharma
1.20% 9/2/25	605,000	614,120
1.75% 9/2/27	400,000	411,411
		1,813,582
Chemicals–0.99%
Air Products and Chemicals
1.50% 10/15/25	150,000	156,315
1.85% 5/15/27	195,000	206,481
2.05% 5/15/30	315,000	335,840
•DuPont de Nemours 1.33% (LIBOR03M + 1.11%) 11/15/23	4,615,000	4,685,474
LYB International Finance III 2.88% 5/1/25	450,000	490,355
Methanex 5.25% 12/15/29	525,000	568,953
Nutrien 2.95% 5/13/30	695,000	763,905
Syngenta Finance
3.93% 4/23/21	565,000	568,791
4.44% 4/24/23	365,000	383,021
		8,159,135
Commercial Services–0.29%
Global Payments 2.65% 2/15/25	764,000	818,004
PayPal Holdings
1.65% 6/1/25	765,000	799,097
2.30% 6/1/30	740,000	791,971
		2,409,072
Computers–0.42%
International Business Machines
1.95% 5/15/30	685,000	705,651
3.00% 5/15/24	2,515,000	2,724,028
		3,429,679
Diversified Financial Services–1.90%
AerCap Ireland Capital
3.65% 7/21/27	1,530,000	1,666,771
4.63% 10/15/27	440,000	498,057
6.50% 7/15/25	365,000	436,256
Air Lease
2.88% 1/15/26	1,205,000	1,274,768

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease (continued)
3.38% 7/1/25	400,000	$ 430,074
Charles Schwab
•0.53% (LIBOR03M + 0.32%) 5/21/21	4,150,000	4,153,667
μ4.00% 12/1/30	475,000	499,937
CPPIB Capital 3.13% 9/25/23	5,110,000	5,504,668
GE Capital Funding 3.45% 5/15/25	975,000	1,076,122
		15,540,320
Electric–5.12%
AEP Texas 2.40% 10/1/22	6,205,000	6,400,273
Avangrid 3.20% 4/15/25	765,000	837,316
Berkshire Hathaway Energy 3.75% 11/15/23	4,730,000	5,150,112
CenterPoint Energy 3.85% 2/1/24	4,535,000	4,959,518
Duke Energy
1.80% 9/1/21	8,170,000	8,240,739
μ4.88% 9/16/24	1,445,000	1,564,689
Evergy 4.85% 6/1/21	160,000	161,093
ITC Holdings 2.70% 11/15/22	2,780,000	2,892,796
NextEra Energy Capital Holdings 3.15% 4/1/24	5,685,000	6,144,556
NRG Energy 3.75% 6/15/24	1,690,000	1,848,032
Pacific Gas and Electric
2.10% 8/1/27	295,000	299,352
2.50% 2/1/31	440,000	440,730
μSempra Energy 4.88% 10/15/25	635,000	678,656
Vistra Operations 3.55% 7/15/24	1,700,000	1,840,698
WEC Energy Group 1.80% 10/15/30	550,000	551,294
		42,009,854
Electronics–0.14%
Amphenol 2.05% 3/1/25	375,000	396,077
Roper Technologies
2.35% 9/15/24	510,000	542,933
2.95% 9/15/29	185,000	203,147
		1,142,157
Forest Products & Paper–0.44%
Georgia-Pacific
1.75% 9/30/25	580,000	606,260
2.10% 4/30/27	460,000	485,452
2.30% 4/30/30	1,040,000	1,111,327
8.00% 1/15/24	1,125,000	1,372,525
		3,575,564
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas–0.05%
NiSource 0.95% 8/15/25	450,000	$ 452,621
		452,621
Insurance–0.08%
Brighthouse Financial 5.63% 5/15/30	525,000	647,785
		647,785
Internet–0.05%
Amazon.com 1.20% 6/3/27	375,000	382,537
		382,537
Machinery Diversified–0.08%
Otis Worldwide
2.06% 4/5/25	570,000	603,994
2.57% 2/15/30	75,000	80,494
		684,488
Media–1.82%
Charter Communications Operating 4.50% 2/1/24	5,600,000	6,210,596
•Comcast 0.87% (LIBOR03M + 0.63%) 4/15/24	4,910,000	4,968,763
Time Warner Entertainment 8.38% 3/15/23	3,190,000	3,728,504
		14,907,863
Mining–0.04%
Newmont 2.25% 10/1/30	300,000	315,549
		315,549
Miscellaneous Manufacturing–0.58%
General Electric
•0.60% (LIBOR03M + 0.38%) 5/5/26	3,900,000	3,724,863
3.45% 5/1/27	495,000	558,725
3.63% 5/1/30	385,000	439,782
		4,723,370
Oil & Gas–2.36%
•Chevron 0.76% (LIBOR03M + 0.53%) 3/3/22	5,645,000	5,674,359
•ConocoPhillips 1.12% (LIBOR03M + 0.90%) 5/15/22	5,100,000	5,137,062
Equinor 1.75% 1/22/26	405,000	425,347
Exxon Mobil
•0.60% (LIBOR03M + 0.37%) 3/6/22	5,795,000	5,815,855
2.02% 8/16/24	720,000	758,001
2.28% 8/16/26	310,000	333,968
Marathon Oil 2.80% 11/1/22	307,000	315,546

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum 2.90% 8/15/24	895,000	$ 861,437
		19,321,575
Pharmaceuticals–4.64%
AstraZeneca 3.50% 8/17/23	6,710,000	7,227,502
Becton Dickinson and Co 3.36% 6/6/24	5,010,000	5,445,372
Bristol-Myers Squibb 2.90% 7/26/24	9,755,000	10,585,374
•Cigna 1.13% (LIBOR03M + 0.89%) 7/15/23	5,425,000	5,486,383
CVS Health
1.88% 2/28/31	185,000	186,894
2.13% 6/1/21	7,885,000	7,931,683
3.75% 4/1/30	510,000	593,218
4.30% 3/25/28	206,000	245,200
Upjohn
1.65% 6/22/25	190,000	196,344
2.30% 6/22/27	160,000	170,270
		38,068,240
Pipelines–2.53%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	125,000	145,953
Energy Transfer Operating 4.50% 4/15/24	5,000,000	5,467,618
MPLX
1.75% 3/1/26	405,000	419,039
2.65% 8/15/30	390,000	408,499
4.13% 3/1/27	1,400,000	1,614,098
4.88% 12/1/24	4,190,000	4,807,600
ONEOK 7.50% 9/1/23	1,765,000	2,042,047
Sabine Pass Liquefaction
5.63% 3/1/25	110,000	128,273
5.75% 5/15/24	5,005,000	5,721,381
		20,754,508
Real Estate Investment Trusts–0.26%
American Tower 1.88% 10/15/30	1,020,000	1,028,300
Crown Castle International 5.25% 1/15/23	985,000	1,077,781
		2,106,081
Retail–1.13%
Costco Wholesale 1.60% 4/20/30	830,000	850,023
Dollar Tree 3.70% 5/15/23	7,250,000	7,760,344
Lowe's Companies 1.70% 10/15/30	610,000	615,478
		9,225,845
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors–0.84%
Broadcom
3.15% 11/15/25	525,000	$ 572,835
4.70% 4/15/25	335,000	383,828
Microchip Technology
3.92% 6/1/21	480,000	486,814
4.33% 6/1/23	4,715,000	5,103,747
NXP
2.70% 5/1/25	115,000	123,751
3.40% 5/1/30	220,000	249,352
		6,920,327
Software–0.16%
CDK Global 5.00% 10/15/24	620,000	681,225
ServiceNow 1.40% 9/1/30	615,000	599,597
		1,280,822
Telecommunications–2.44%
AT&T 2.30% 6/1/27	510,000	543,588
Sprint Spectrum 4.74% 9/20/29	2,650,000	2,870,189
T-Mobile USA
1.50% 2/15/26	485,000	496,577
3.50% 4/15/25	580,000	640,888
•Verizon Communications 1.32% (LIBOR03M + 1.10%) 5/15/25	8,905,000	9,144,106
•Vodafone Group 1.22% (LIBOR03M + 0.99%) 1/16/24	6,190,000	6,273,268
		19,968,616
Trucking & Leasing–0.20%
Penske Truck Leasing 1.20% 11/15/25	1,650,000	1,663,743
		1,663,743
Total Corporate Bonds (Cost $383,678,436)		399,303,236
LOAN AGREEMENTS–8.76%
∞Adevinta ASA 0.00% 10/13/27	2,000,000	1,996,880
•Asplundh Tree Expert 2.65% (LIBOR01M + 2.50%) 1/29/21	1,995,000	1,998,751
•Avantor Funding 3.50% (LIBOR01M + 2.50%) 1/29/21	2,000,000	2,001,260
•Berry Global 2.15% (LIBOR01M + 2.00%) 10/1/22	1,293,907	1,291,733
•Calpine Construction Finance Company 2.15% (LIBOR01M + 2.00%) 1/29/21	3,883,066	3,829,674
•Carnival Corporation 8.50% (LIBOR01M + 7.50%) 1/29/21	3,989,975	4,099,699

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Charter Communications Operating 1.90% (LIBOR01M + 1.75%) 1/29/21	3,904,641	$ 3,878,792
•Coral-US Co-Borrower 2.40% (LIBOR01M + 2.25%) 1/29/21	1,040,000	1,025,918
•CSC Holdings 2.41% (LIBOR01M + 2.25%) 1/15/21	1,930,000	1,898,290
•DaVita 1.90% (LIBOR01M + 1.75%) 1/29/21	1,994,962	1,975,910
•Delta Air Lines 5.75% (LIBOR03M + 4.75%) 1/29/21	1,994,987	2,023,137
∞E.W. Scripps Company 0.00% 12/15/27	500,000	500,000
•EFS Cogen Holdings I 4.50% (LIBOR03M + 3.50%) 3/31/21	1,975,590	1,963,242
•Elanco Animal Health Incorporated 1.90% (LIBOR03M + 1.75%) 1/4/21	1,994,880	1,975,350
Energizer Holdings
∞0.00% 12/16/27	1,625,000	1,621,961
•2.75% (LIBOR03M + 2.25%) 1/22/21	1,375,000	1,372,429
•Frontier Communications 5.75% (LIBOR01M + 4.75%) 1/29/21	2,000,000	2,006,260
•Genesee & Wyoming 2.25% (LIBOR03M + 2.00%) 3/31/21	1,994,975	1,989,050
•HCA 1.90% (LIBOR01M + 1.75%) 1/29/21	1,461,551	1,460,250
•Hilton Worldwide Finance Tranche B2 1.90% (LIBOR01M + 1.75%) 1/25/21	2,003,247	1,977,585
•Lamar Media Corporation 1.64% (LIBOR01M + 1.50%) 1/7/21	3,974,435	3,885,010
•Les Schwab Tire Centers 4.25% (LIBOR03M + 3.50%) 2/2/21	2,000,000	1,997,500
•Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%) 3/22/21	4,000,000	4,157,520
•ON Semiconductor Corporation 2.15% (LIBOR01M + 2.00%) 1/29/21	2,604,317	2,608,667
•Pacific Gas & Electric Company 5.50% (LIBOR01M + 4.50%) 1/29/21	1,994,987	2,015,436
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•RPI Intermediate Finance Trust 1.90% (LIBOR01M + 1.75%) 1/29/21	3,998,632	$ 3,994,633
•SBA Senior Finance II 1.90% (LIBOR01M + 1.75%) 1/29/21	2,462,089	2,431,978
•Sinclair Television Group 2.40% (LIBOR01M + 2.25%) 1/29/21	2,525,303	2,491,489
•SkyMiles IP 4.75% (LIBOR03M + 3.75%) 1/20/21	2,000,000	2,070,680
•SS&C European Holdings sarl 1.90% (LIBOR01M + 1.75%) 1/29/21	715,153	705,141
•SS&C Technologies 1.90% (LIBOR01M + 1.75%) 1/29/21	924,236	911,297
•Telenet Financing 2.16% (LIBOR01M + 2.00%) 1/15/21	1,665,000	1,641,074
•Vertical Midco GmbH 4.57% (LIBOR06M + 4.25%) 1/29/21	1,995,000	2,001,763
Total Loan Agreements (Cost $72,185,589)		71,798,359
NON-AGENCY ASSET-BACKED SECURITIES–12.40%
•Allegro CLO VI Series 2017-2A A 1.35% (LIBOR03M + 1.13%) 1/17/31	3,600,000	3,587,328
•Allegro CLO VIII Series 2018-2A A 1.34% (LIBOR03M + 1.10%) 7/15/31	500,000	498,756
•Apex Credit CLO Series 2018-1A A2 1.24% (LIBOR03M + 1.03%) 4/25/31	500,000	493,557
•Battalion CLO Series 2020-18A A1 2.03% (LIBOR03M + 1.80%) 10/15/32	2,000,000	2,009,206
•Benefit Street Partners Series 2016-9A AR 1.33% (LIBOR03M + 1.11%) 7/20/31	950,000	946,046
•BMW Floorplan Master Owner Trust Series 2018-1 A2 0.48% (LIBOR01M + 0.32%) 5/15/23	5,281,000	5,285,136
•Carlyle Global Market Strategies CLO Series 2014-2RA A1 1.27% (LIBOR03M + 1.05%) 5/15/31	1,971,271	1,957,967

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Cedar Funding IX CLO Series 2018-9A A1 1.20% (LIBOR03M + 0.98%) 4/20/31	1,280,000	$ 1,275,626
CNH Equipment Trust Series 2019-B A2 2.55% 9/15/22	255,690	256,088
•CVP CLO Series 2017-2A A 1.41% (LIBOR03M + 1.19%) 1/20/31	3,000,000	2,984,889
Daimler Trucks Retail Trust Series 2020-1 A2 1.14% 4/15/22	4,104,631	4,112,877
Ford Credit Auto Owner Trust Series 2017-C A3 2.01% 3/15/22	157,699	157,879
Ford Credit Floorplan Master Owner Trust Series 2020-1 A1 0.70% 9/15/25	2,000,000	2,014,149
•Galaxy XXI CLO Series 2015-21A AR 1.24% (LIBOR03M + 1.02%) 4/20/31	1,000,000	994,069
Harley-Davidson Motorcycle Trust Series 2020-A A2A 1.83% 1/17/23	862,391	866,011
Honda Auto Receivables Owner Trust Series 2019-4 A3 1.83% 1/18/24	1,000,000	1,020,324
Hyundai Auto Receivables Trust Series 2020-C A2 0.26% 9/15/23	4,000,000	4,001,249
•Mariner CLO Series 2018-5A A 1.32% (LIBOR03M + 1.11%) 4/25/31	500,000	499,465
Mercedes-Benz Auto Lease Trust Series 2019-B A2 2.01% 12/15/21	71,734	71,878
•Mercedes-Benz Master Owner Trust Series 2019-AA A 0.51% (LIBOR01M + 0.35%) 5/15/23	2,145,000	2,147,199
•Midocean Credit CLO Series 2018-9A A1 1.37% (LIBOR03M + 1.15%) 7/20/31	2,000,000	1,990,730
•Neuberger Berman Loan Advisers CLO 36 Series 2020-36A A1R 1.00% (LIBOR03M + 1.25%) 4/20/33	2,750,000	2,750,291
Nissan Auto Lease Trust Series 2020-A A2A 1.80% 5/16/22	12,118,431	12,175,022
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Nissan Master Owner Trust Receivables Series 2019-B A 0.59% (LIBOR01M + 0.43%) 11/15/23	4,600,000	$ 4,611,421
•Northwoods Capital Series 2017-15A A 1.54% (LIBOR03M + 1.30%) 6/20/29	993,339	989,737
•Octagon Investment Partners 33 Series 2017-1A A1 1.41% (LIBOR03M + 1.19%) 1/20/31	4,050,000	4,050,012
•Park Avenue Institutional Advisers CLO Series 2021-1A A1A 1.00% (LIBOR03M + 1.39%) 1/20/34	2,750,000	2,750,000
•PFS Financing Series 2019-B A 0.71% (LIBOR01M + 0.55%) 9/15/23	2,000,000	2,002,274
•Sound Point CLO XXI Series 2018-3A A1A 1.39% (LIBOR03M + 1.18%) 10/26/31	2,000,000	1,998,016
•Steele Creek CLO Series 2017-1A A 1.49% (LIBOR03M + 1.25%) 10/15/30	1,500,000	1,492,596
Tesla Auto Lease Trust Series 2018-B A 3.71% 8/20/21	1,321,436	1,329,805
•Trafigura Securitisation Finance Series 2018-1A A1 0.89% (LIBOR01M + 0.73%) 3/15/22	4,350,000	4,347,633
•Trillium Credit Card Trust II Series 2019-1A A 0.63% (LIBOR01M + 0.48%) 1/26/24	7,530,000	7,531,447
•Venture 33 CLO Series 2018-33A A1L 1.38% (LIBOR03M + 1.14%) 7/15/31	3,000,000	2,990,733
•Venture XXVIII CLO Series 2017-28A A2 1.33% (LIBOR03M + 1.11%) 7/20/30	2,000,000	1,992,568
Verizon Owner Trust Series 2020-C A 0.41% 4/21/25	5,000,000	5,009,256
Volkswagen Auto Lease Trust Series 2020-A A4 0.45% 7/21/25	5,400,000	5,404,517
•Zais CLO Series 2020-16A A1 2.48% (LIBOR03M + 2.19%) 10/20/31	3,000,000	3,020,478
Total Non-Agency Asset-Backed Securities (Cost $101,486,767)		101,616,235

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–7.42%
BANK Series 2020-BN25 A5 2.65% 1/15/63	4,000,000	$ 4,366,297
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	4,000,000	4,172,277
Benchmark Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	4,500,000	5,178,318
Series 2020-B17 A5 2.29% 3/15/53	8,000,000	8,489,006
Series 2020-B18 A5 1.93% 7/15/53	8,250,000	8,508,005
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.10% 12/15/72	8,000,000	9,006,587
COMM Mortgage Trust Series 2015-3BP A 3.18% 2/10/35	3,280,000	3,535,124
GS Mortgage Securities Trust Series 2020-GC47 A5 2.38% 5/12/53	8,000,000	8,537,359
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	9,053,011
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $58,882,129)		60,845,984
ΔSOVEREIGN BONDS–5.43%
Canada—0.57%
OMERS Finance Trust 2.50% 5/2/24	4,335,000	4,628,863
		4,628,863
Japan—1.75%
Development Bank of Japan
0.50% 8/27/25	3,000,000	2,982,569
1.00% 8/27/30	3,000,000	2,963,599
Japan Bank for International Cooperation
1.75% 1/23/23	3,000,000	3,087,578
3.38% 10/31/23	2,586,000	2,803,885
Japan Finance Organization for Municipalities 0.63% 9/2/25	2,500,000	2,495,975
		14,333,606
Netherlands—0.61%
•Nederlandse Waterschapsbank 0.29% (LIBOR03M + 0.07%) 12/15/21	5,000,000	5,002,137
		5,002,137
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Spain—2.50%
^Spain Letras del Tesoro 0.00% 1/15/21	EUR	16,790,000	$ 20,517,035
			20,517,035
Total Sovereign Bonds (Cost $43,726,135)			44,481,641
SUPRANATIONAL BANKS–7.45%
•Asian Development Bank
0.27% (LIBOR03M + 0.05%) 3/16/21		10,000,000	10,000,900
0.33% (SOFR + 0.24%) 9/10/21		10,000,000	10,004,106
•European Bank for Reconstruction & Development 0.35% (SOFR + 0.26%) 3/13/23		5,000,000	5,004,451
•European Investment Bank
0.34% (SOFR + 0.25%) 1/30/23		6,000,000	6,007,324
0.38% (SOFR + 0.29%) 6/10/22		8,000,000	8,014,406
•Inter-American Development Bank 0.35% (SOFR + 0.26%) 9/16/22		10,000,000	10,015,407
•International Bank for Reconstruction & Development 0.39% (SOFR + 0.30%) 8/6/24		12,000,000	12,040,094
Total Supranational Banks (Cost $61,008,873)			61,086,688
U.S. TREASURY OBLIGATIONS–2.21%
U.S. Treasury Bonds 1.38% 11/15/40		11,670,000	11,518,655
•U.S. Treasury Floating Rate 0.15% 10/31/22 (USBMMY3M + 0.06%)		4,940,000	4,939,078
U.S. Treasury Notes
0.63% 8/15/30		1,180,000	1,149,762
0.88% 11/15/30		525,000	522,949
Total U.S. Treasury Obligations (Cost $18,046,899)			18,130,444

	Number of Shares
MONEY MARKET FUND–3.40%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	27,904,181	27,904,181
Total Money Market Fund (Cost $27,904,181)		27,904,181

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–101.33% (Cost $812,223,661)	$830,522,462

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.33%)	(10,913,444)
NET ASSETS APPLICABLE TO 82,085,873 SHARES OUTSTANDING–100.00%	$819,609,018
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($56,114,436 / 5,617,912 Shares)	$9.988
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($763,494,582 / 76,467,961 Shares)	$9.985
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$830,255,195
Distributable earnings/(accumulated loss)	(10,646,177)
TOTAL NET ASSETS	$819,609,018

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
∞ Delayed settlement. Interest rate to be determined upon settlement date.
Δ Securities have been classified by country of origin.
^ Zero coupon security.
★ Includes $7,506,483 cash collateral held at brokers for centrally cleared swap contracts, $180,000 cash collateral held at brokers for certain open bilateral derivatives, $20,206,212 payable for securities purchased, $418,940 payable for fund shares redeemed, $432,550 variation margin due to brokers on centrally cleared interest rate swap contracts, $76,219 other accrued expenses payable, $559,180 due to manager and affiliates and $86,578 due to custodian as of December 31, 2020.

The following foreign currency exchange contracts and swap contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contract1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
TDB	EUR	(16,790,000)	USD	20,394,393	1/15/21	$—	$(125,162)
LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared:
20 yr IRS-(Semiannual/Quarterly)	15,560,000	1.13%	(1.00%) [4]	12/28/40	$(177,410)	$—	$—	$(177,410)
5 yr IRS-(Yearly)	11,365,000	0.11%	(1.00%) [5]	8/13/25	51,157	—	51,157	—
5 yr IRS-(Quarterly)	19,545,000	(0.09%)	0.20% [6]	8/24/25	(267,359)	—	—	(267,359)
5 yr IRS-(Semiannual/Quarterly)	13,060,000	0.25%	(1.00%) [4]	11/20/25	(11,909)	—	—	(11,909)
7 yr IRS-(Semiannual/Quarterly)	8,235,000	0.43%	(1.00%) [4]	11/20/27	2,628	—	2,628	—
10 yr IRS-(Quarterly)	50,225,000	0.48%	(1.00%) [4]	10/5/30	1,009,895	—	1,009,895	—
2 yr IRS-(Quarterly)	122,175,000	0.04%	(1.00%) [4]	10/5/22	78,794	—	78,794	—
3 yr IRS-(Quarterly)	108,595,000	0.04%	(1.00%) [4]	10/5/23	147,392	—	147,392	—
7 yr IRS-(Quarterly)	9,500,000	0.28%	(0.23%) [6]	10/5/27	227,972	—	227,972	—
Total IRS Contracts						$—	$1,517,838	$(456,678)
The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[3] Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through December 31, 2020.
[4] Rate resets based on SOFR03M-Secured Overnight Financing Rate.
[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate.
[6] Rate resets based on LIBOR03M.

Summary of Abbreviations:
BB–Barclays Bank
CLO–Collateralized Loan Obligation
EUR–Euro
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IRS–Interest Rate Swap
JPM-BB–JPMorgan Barclays Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
TDB–Toronto-Dominion Bank
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$ 17,206,772
EXPENSES:
Management fees	4,775,281
Distribution fees-Service Class	1,926,241
Shareholder servicing fees	238,606
Accounting and administration expenses	186,181
Reports and statements to shareholders	80,284
Professional fees	64,339
Pricing fees	27,481
Custodian fees	21,974
Trustees’ fees and expenses	20,670
Consulting fees	3,351
Other	12,217
7,356,625
Less:
Management fees waived	(246,834)
Total operating expenses	7,109,791
NET INVESTMENT INCOME	10,096,981
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	2,910,314
Foreign currencies	(5,922)
Futures contracts	(108,517)
Swap contracts	(18,605,263)
Net realized loss	(15,809,388)
Net change in unrealized appreciation (depreciation) of:
Investments	7,134,589
Foreign currency exchange contracts	(125,162)
Swap contracts	5,300,358
Net change in unrealized appreciation (depreciation)	12,309,785
NET REALIZED AND UNREALIZED LOSS	(3,499,603)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 6,597,378
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,096,981	$ 20,835,222
Net realized gain (loss)	(15,809,388)	2,146,861
Net change in unrealized appreciation (depreciation)	12,309,785	15,633,840
Net increase in net assets resulting from operations	6,597,378	38,615,923
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(789,292)	(1,499,071)
Service Class	(8,981,394)	(20,735,180)
Return of capital:
Standard Class	(45,669)	—
Service Class	(519,664)	—
	(10,336,019)	(22,234,251)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,429,807	14,100,412
Service Class	77,685,397	74,386,450
Reinvestment of dividends and distributions:
Standard Class	834,961	1,499,071
Service Class	9,501,058	20,735,180
	102,451,223	110,721,113
Cost of shares redeemed:
Standard Class	(13,950,766)	(11,946,200)
Service Class	(157,845,029)	(137,085,518)
	(171,795,795)	(149,031,718)
Decrease in net assets derived from capital share transactions	(69,344,572)	(38,310,605)
NET DECREASE IN NET ASSETS	(73,083,213)	(21,928,933)
NET ASSETS:
Beginning of year	892,692,231	914,621,164
End of year	$ 819,609,018	$ 892,692,231
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.003	$ 9.831	$ 10.189	$ 10.046	$ 9.824
Income (loss) from investment operations:
Net investment income[1]	0.146	0.256	0.249	0.188	0.134
Net realized and unrealized gain (loss)	(0.010)	0.195	(0.219)	0.065	0.088
Total from investment operations	0.136	0.451	0.030	0.253	0.222
Less dividends and distributions from:
Net investment income	(0.143)	(0.279)	(0.388)	(0.110)	—
Return of capital	(0.008)	—	—	—	—
Total dividends and distributions	(0.151)	(0.279)	(0.388)	(0.110)	—
Net asset value, end of period	$ 9.988	$ 10.003	$ 9.831	$ 10.189	$ 10.046
Total return[2]	1.36%	4.60%	0.27%	2.54%	2.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,114	$55,043	$50,440	$36,919	$29,345
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.62%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.66%	0.65%	0.63%
Ratio of net investment income to average net assets	1.46%	2.53%	2.45%	1.85%	1.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	2.50%	2.42%	1.82%	1.33%
Portfolio turnover	66%	85%	71%	96%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.999	$ 9.827	$ 10.162	$ 10.020	$ 9.823
Income (loss) from investment operations:
Net investment income[1]	0.121	0.230	0.223	0.162	0.109
Net realized and unrealized gain (loss)	(0.009)	0.195	(0.219)	0.066	0.088
Total from investment operations	0.112	0.425	0.004	0.228	0.197
Less dividends and distributions from:
Net investment income	(0.119)	(0.253)	(0.339)	(0.086)	—
Return of capital	(0.007)	—	—	—	—
Total dividends and distributions	(0.126)	(0.253)	(0.339)	(0.086)	—
Net asset value, end of period	$ 9.985	$ 9.999	$ 9.827	$ 10.162	$ 10.020
Total return[2]	1.12%	4.34%	0.02%	2.28%	2.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$763,495	$837,649	$864,181	$822,837	$746,369
Ratio of expenses to average net assets	0.88%	0.88%	0.88%	0.87%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.91%	0.90%	0.88%
Ratio of net investment income to average net assets	1.21%	2.28%	2.20%	1.60%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	2.25%	2.17%	1.57%	1.08%
Portfolio turnover	66%	85%	71%	96%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the Fund’s average daily net assets; and 0.55% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$51,297
Legal	9,080
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $71,716 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$378,176
Distribution fees payable to LFD	159,913
Printing and mailing fees payable to Lincoln Life	1,181
Shareholder servicing fees payable to Lincoln Life	19,910
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$295,669,833
Purchases of U.S. government securities	231,537,059
Sales other than U.S. government securities	351,983,194
Sales of U.S. government securities	271,177,028
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$812,386,054
Aggregate unrealized appreciation of investments and derivatives	$ 21,266,239
Aggregate unrealized depreciation of investments and derivatives	(2,070,128)
Net unrealized appreciation of investments and derivatives	$ 19,196,111
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 1,498,652	$—	$ 1,498,652
Agency Commercial Mortgage-Backed Security	—	4,845,971	—	4,845,971
Agency Mortgage-Backed Securities	—	25,861,554	—	25,861,554
Agency Obligations	—	13,149,517	—	13,149,517
Corporate Bonds	—	399,303,236	—	399,303,236
Loan Agreements	—	71,798,359	—	71,798,359
Non-Agency Asset-Backed Securities	—	101,616,235	—	101,616,235
Non-Agency Commercial Mortgage-Backed Securities	—	60,845,984	—	60,845,984
Sovereign Bonds	—	44,481,641	—	44,481,641
Supranational Banks	—	61,086,688	—	61,086,688
U.S. Treasury Obligations	—	18,130,444	—	18,130,444
Money Market Fund	27,904,181	—	—	27,904,181
Total Investments	$27,904,181	$802,618,281	$—	$830,522,462
Derivatives:

Assets:
Swap Contracts	$—	$1,517,838	$—	$1,517,838
Liabilities:
Foreign Currency Exchange Contracts	$—	$ (125,162)	$—	$ (125,162)
Swap Contracts	$—	$ (456,678)	$—	$ (456,678)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of forward contracts, tax adjustments related to Interest Rate Swaps, Passive Foreign Investment Companies, Straddle loss deferral, and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$9,770,686	$22,234,251
Return of capital	565,333	—
Total	$10,336,019	$22,234,251
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(29,841,254)
Other temporary differences	(1,034)
Net unrealized appreciation	19,196,111
Distributable earnings/(accumulated loss)	$(10,646,177)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$6,578,592	$23,262,662	$29,841,254
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	1,445,144	1,401,473
Service Class	7,772,440	7,389,098
Shares reinvested:
Standard Class	83,561	149,733
Service Class	951,247	2,072,034
	10,252,392	11,012,338
Shares redeemed:
Standard Class	(1,413,639)	(1,179,083)
Service Class	(16,032,726)	(13,625,411)
	(17,446,365)	(14,804,494)
Net decrease	(7,193,973)	(3,792,156)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2020, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2020, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used CDS contracts to hedge against credit events.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$(125,162)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	1,517,838	Liabilities net of receivables and other assets	(456,678)
Total		$1,517,838		$(581,840)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ —	$ (125,162)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(108,517)	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	380,695	(460,684)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(18,985,958)	5,761,042
Total		$(18,713,780)	$5,175,196
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$1,568,799
Futures contracts (average notional value)	—	33,000,835
CDS contracts (average notional value)*	12,600,000	9,230,769
Interest rate swap contracts (average notional value)**	79,552,692	210,855,769

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2020, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Toronto-Dominion Bank	$180,000
Total	$180,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting
LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Toronto Dominion Bank	$—	$(125,162)	$(125,162)
Total	$—	$(125,162)	$(125,162)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Toronto Dominion Bank	(125,162)	—	—	—	180,000	54,838
Total	(125,162)	—	—	—	180,000	54,838

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual
LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Floating Rate Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Floating Rate Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Ultrashort Bond funds category and the ICE BofA USD 3-month Deposit Offered Rate Constant Maturity Total Return Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s comments that underperformance over the one , three- and five-year periods was primarily attributable to lower quality fixed income securities as credit spreads widened in the first quarter of 2020 due to the coronavirus pandemic. The Board noted LIAC’s view that it continues to believe that the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which include a breakpoint, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Floating Rate Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Diversified Floating Rate Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Floating Rate Fund–33

LVIP Delaware Mid Cap Value Fund
formerly LVIP Delaware Special Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Delaware Mid Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Mid Cap Value Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 0.51% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell Midcap® Value Index1, returned 4.96%.
Stock selection was the main detractor from relative performance during the year, specifically within the energy, financial services, consumer services, and consumer staples sectors. Stock selection in the technology and utilities sectors contributed, in addition, a relative underweight to REITs contributed as did a relative overweight to the capital spending sector.
Stock selection in the energy sector detracted from performance. The Fund’s position in independent oil and gas exploration and production (E&P) company Marathon Oil Corp. underperformed. During the year, the US energy market suffered from demand destruction and excess supply, pressuring the price of oil to levels that are not profitable for many producers. Even high-quality companies such as Marathon Oil traded significantly lower. We maintained the Fund’s position in Marathon Oil as during the year, the company reduced its capital budget and expects to generate free cash flow throughout 2021.
Shares of movie theatre company Cinemark Holdings Inc. detracted from relative performance during the year. In mid-March, Cinemark announced the temporary closure of all its theaters in an effort to protect employees and moviegoers from the coronavirus, resulting in a decline in its stock price since its revenues are likely to be lower than expected. Prior to the end of the year, we sold the Fund’s position in Cinemark as we believe the company will, for a period, not be able to generate free cash flow.
Teradyne Inc. is a supplier of automation equipment for test and industrial applications. The company designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Shares of Teradyne contributed during the year as Teradyne reported multiple quarters of improving financial results driven by better-than-expected test revenues and demand trends. We believe Teradyne is well positioned to continue benefiting from increasing demand for its products and maintained the Fund’s position in the company.
Quanta Services, Inc. is a specialized contracting services company, that delivers comprehensive infrastructure solutions for the utility, pipeline, energy, and communications industries. Quanta outperformed during the year as the company reported strong operating performance and financial results which exceeded expectations. We maintained the Fund’s position in Quanta as the company’s end markets remain strong, a result of utility companies looking to deploy capital in order to modernize, harden, and adapt to current and future trends including the development of infrastructure that supports renewables and technology deployments such as 5G and electric vehicles.
The Fund ended the year overweight the financial services, technology, transportation, and capital spending sectors. The Fund ended the year underweight the consumer services, healthcare, utilities, REIT, and consumer cyclical sectors. Sector weightings were similar to those in the benchmark in the basic industry, consumer staples, business services, and energy sectors at year end.
Portfolio Managers:
Delaware Investments Fund Advisers:	Christopher Beck
Steven Catricks
Kelley McKee Carabasi
Kent Madden
Michael Foley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Mid Cap Value Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,924 for the Standard Class shares and to $24,068 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $27,114. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Mid Cap Value Fund–1

LVIP Delaware Mid Cap Value Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 0.51%
Five Years	+ 9.64%
Ten Years	+ 9.56%
Service Class Shares
One Year	+ 0.16%
Five Years	+ 9.26%
Ten Years	+ 9.18%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2019 Delaware Management Holdings, Inc.
LVIP Delaware Mid Cap Value Fund–2

LVIP Delaware Mid Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,302.10	0.44%	$2.55
Service Class Shares	1,000.00	1,299.70	0.79%	4.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.44%	$2.24
Service Class Shares	1,000.00	1,021.20	0.79%	4.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Mid Cap Value Fund–3

LVIP Delaware Mid Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.74%
Airlines	1.34%
Auto Components	1.19%
Banks	7.22%
Building Products	1.06%
Capital Markets	2.83%
Chemicals	3.38%
Commercial Services & Supplies	1.05%
Communications Equipment	0.95%
Construction & Engineering	3.05%
Consumer Finance	1.77%
Containers & Packaging	4.30%
Diversified Consumer Services	0.78%
Electric Utilities	2.59%
Electrical Equipment	0.67%
Electronic Equipment, Instruments & Components	3.91%
Equity Real Estate Investment Trusts	8.73%
Food & Staples Retailing	0.72%
Food Products	2.60%
Health Care Equipment & Supplies	2.48%
Health Care Providers & Services	2.10%
Hotels, Restaurants & Leisure	2.91%
Household Durables	1.39%
Insurance	7.08%
IT Services	2.51%
Leisure Products	0.80%
Life Sciences Tools & Services	1.85%
Machinery	4.80%
Marine	0.68%
Media	1.68%
Metals & Mining	0.67%
Multiline Retail	1.00%
Multi-Utilities	4.14%
Oil, Gas & Consumable Fuels	3.82%
Professional Services	0.67%
Road & Rail	1.19%
Semiconductors & Semiconductor Equipment	4.31%
Software	2.41%
Specialty Retail	1.56%
Technology Hardware, Storage & Peripherals	0.41%
Textiles, Apparel & Luxury Goods	1.42%
Trading Companies & Distributors	0.72%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	1.51%
Total Investments	100.25%
Liabilities Net of Receivables and Other Assets	(0.25%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Teradyne	2.23%
East West Bancorp	2.20%
Synopsys	2.06%
Raymond James Financial	2.05%
KBR	1.95%
Marriott International Class A	1.87%
Quanta Services	1.87%
ITT	1.85%
Synchrony Financial	1.77%
Hess	1.74%
Total	19.59%

IT–Information Technology

LVIP Delaware Mid Cap Value Fund–4

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.74%
Airlines–1.34%
Southwest Airlines	241,800	$ 11,270,298
		11,270,298
Auto Components–1.19%
Aptiv	76,300	9,941,127
		9,941,127
Banks–7.22%
Comerica	117,900	6,585,894
East West Bancorp	363,800	18,448,298
Hancock Whitney	264,700	9,005,094
KeyCorp	816,600	13,400,406
Signature Bank	32,600	4,410,454
Synovus Financial	267,200	8,649,264
		60,499,410
Building Products–1.06%
Johnson Controls International	190,995	8,898,457
		8,898,457
Capital Markets–2.83%
Affiliated Managers Group	64,200	6,529,140
Raymond James Financial	179,650	17,187,115
		23,716,255
Chemicals–3.38%
†Axalta Coating Systems	196,300	5,604,365
Celanese	67,500	8,770,950
Huntsman	555,800	13,972,812
		28,348,127
Commercial Services & Supplies–1.05%
Brink's	122,300	8,805,600
		8,805,600
Communications Equipment–0.95%
†Ciena	150,900	7,975,065
		7,975,065
Construction & Engineering–3.05%
†AECOM	198,700	9,891,286
Quanta Services	217,100	15,635,542
		25,526,828
Consumer Finance–1.77%
Synchrony Financial	426,600	14,807,286
		14,807,286
Containers & Packaging–4.30%
†Berry Global Group	254,882	14,321,820
†Crown Holdings	93,900	9,408,780
Graphic Packaging Holding	727,400	12,322,156
		36,052,756
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.78%
Service Corp. International	133,050	$ 6,532,755
		6,532,755
Electric Utilities–2.59%
Edison International	117,600	7,387,632
NRG Energy	229,800	8,628,990
Xcel Energy	85,500	5,700,285
		21,716,907
Electrical Equipment–0.67%
AMETEK	46,200	5,587,428
		5,587,428
Electronic Equipment, Instruments & Components–3.91%
Avnet	207,400	7,281,814
†Flex	732,241	13,165,693
†Keysight Technologies	93,350	12,330,602
		32,778,109
Equity Real Estate Investment Trusts–8.73%
†Apartment Income REIT	227,459	8,736,700
Brandywine Realty Trust	553,200	6,588,612
Host Hotels & Resorts	540,400	7,906,052
Kimco Realty	481,800	7,231,818
Life Storage	103,800	12,392,682
MGM Growth Properties Class A	261,200	8,175,560
Outfront Media	346,300	6,773,628
VEREIT	252,240	9,532,150
Welltower	90,800	5,867,496
		73,204,698
Food & Staples Retailing–0.72%
†U.S. Foods Holding	180,000	5,995,800
		5,995,800
Food Products–2.60%
Campbell Soup	81,100	3,921,185
Conagra Brands	182,700	6,624,702
Kellogg	97,700	6,079,871
Tyson Foods Class A	80,300	5,174,532
		21,800,290
Health Care Equipment & Supplies–2.48%
STERIS	44,600	8,453,484
Zimmer Biomet Holdings	80,000	12,327,200
		20,780,684
Health Care Providers & Services–2.10%
AmerisourceBergen	79,000	7,723,040
Quest Diagnostics	82,800	9,867,276
		17,590,316
LVIP Delaware Mid Cap Value Fund–5

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–2.91%
Darden Restaurants	73,550	$ 8,761,276
Marriott International Class A	118,540	15,637,797
		24,399,073
Household Durables–1.39%
DR Horton	169,633	11,691,106
		11,691,106
Insurance–7.08%
Allstate	103,300	11,355,769
American Financial Group	113,250	9,922,965
Assurant	67,000	9,126,740
Globe Life	89,950	8,541,652
Hartford Financial Services Group	225,700	11,054,786
Reinsurance Group of America	80,800	9,364,720
		59,366,632
IT Services–2.51%
†Fiserv	41,100	4,679,646
KBR	528,300	16,340,319
		21,019,965
Leisure Products–0.80%
Hasbro	71,500	6,688,110
		6,688,110
Life Sciences Tools & Services–1.85%
Agilent Technologies	105,900	12,548,091
†Syneos Health	42,800	2,915,964
		15,464,055
Machinery–4.80%
Allison Transmission Holdings	138,200	5,960,566
†Gates Industrial	428,800	5,471,488
ITT	200,900	15,473,318
Stanley Black & Decker	74,800	13,356,288
		40,261,660
Marine–0.68%
†Kirby	109,700	5,685,751
		5,685,751
Media–1.68%
Cable One	3,600	8,019,792
ViacomCBS Class B	163,500	6,092,010
		14,111,802
Metals & Mining–0.67%
Newmont	93,100	5,575,759
		5,575,759
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–1.00%
†Dollar Tree	77,900	$ 8,416,316
		8,416,316
Multi-Utilities–4.14%
CMS Energy	172,200	10,505,922
MDU Resources Group	219,200	5,773,728
Public Service Enterprise Group	203,300	11,852,390
WEC Energy Group	71,500	6,580,145
		34,712,185
Oil, Gas & Consumable Fuels–3.82%
Cabot Oil & Gas	360,600	5,870,568
Hess	276,200	14,580,598
Marathon Oil	1,034,400	6,899,448
Valero Energy	83,000	4,695,310
		32,045,924
Professional Services–0.67%
ManpowerGroup	62,000	5,591,160
		5,591,160
Road & Rail–1.19%
CSX	46,500	4,219,875
JB Hunt Transport Services	42,000	5,739,300
		9,959,175
Semiconductors & Semiconductor Equipment–4.31%
†ON Semiconductor	210,700	6,896,211
†Qorvo	63,300	10,524,891
Teradyne	155,700	18,666,873
		36,087,975
Software–2.41%
Citrix Systems	22,600	2,940,260
†Synopsys	66,500	17,239,460
		20,179,720
Specialty Retail–1.56%
†AutoZone	5,300	6,282,832
Ross Stores	55,200	6,779,112
		13,061,944
Technology Hardware, Storage & Peripherals–0.41%
Western Digital	62,200	3,445,258
		3,445,258
Textiles, Apparel & Luxury Goods–1.42%
PVH	37,400	3,511,486
VF	98,200	8,387,262
		11,898,748

LVIP Delaware Mid Cap Value Fund–6

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.72%
†United Rentals	25,900	$ 6,006,469
		6,006,469
Total Common Stock (Cost $545,615,133)		827,496,983

MONEY MARKET FUND–1.51%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	12,651,186	12,651,186
Total Money Market Fund (Cost $12,651,186)		12,651,186

TOTAL INVESTMENTS–100.25% (Cost $558,266,319)	840,148,169
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(2,057,397)
NET ASSETS APPLICABLE TO 23,746,071 SHARES OUTSTANDING–100.00%	$838,090,772
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND STANDARD CLASS ($671,609,176 / 19,003,240 Shares)	$35.342
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND SERVICE CLASS ($166,481,596 / 4,742,831 Shares)	$35.102
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$589,336,214
Distributable earnings/(accumulated loss)	248,754,558
TOTAL NET ASSETS	$838,090,772

† Non-income producing.
★ Includes $1,380,647 payable for securities purchased, $1,244,432 payable for fund shares redeemed, $42,785 other accrued expenses payable and $327,663 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–7

LVIP Delaware Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Non-cash dividends	$ 8,238,924
Dividends	6,317,687
Interest	25,246
14,581,857
EXPENSES:
Management fees	2,834,861
Distribution fees-Service Class	500,148
Shareholder servicing fees	219,903
Accounting and administration expenses	155,037
Reports and statements to shareholders	58,087
Professional fees	36,362
Trustees’ fees and expenses	18,741
Custodian fees	6,387
Consulting fees	3,036
Pricing fees	1,468
Other	21,556
Total operating expenses	3,855,586
NET INVESTMENT INCOME	10,726,271
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(33,193,001)
Net change in unrealized appreciation (depreciation) of investments	37,343,298
NET REALIZED AND UNREALIZED GAIN	4,150,297
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 14,876,568
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,726,271	$ 8,399,496
Net realized gain (loss)	(33,193,001)	9,772,333
Net change in unrealized appreciation (depreciation)	37,343,298	150,849,073
Net increase in net assets resulting from operations	14,876,568	169,020,902
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(15,710,842)	(61,558,755)
Service Class	(3,606,070)	(17,673,131)
Return of capital:
Standard Class	(7,377,570)	—
Service Class	(1,620,904)	—
	(28,315,386)	(79,231,886)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	82,663,685	243,998,648
Service Class	26,446,408	27,639,132
Reinvestment of dividends and distributions:
Standard Class	23,088,412	61,558,755
Service Class	5,226,974	17,673,131
	137,425,479	350,869,666
Cost of shares redeemed:
Standard Class	(157,443,291)	(72,700,331)
Service Class	(24,802,035)	(18,714,912)
	(182,245,326)	(91,415,243)
Increase (decrease) in net assets derived from capital share transactions	(44,819,847)	259,454,423
NET INCREASE (DECREASE) IN NET ASSETS	(58,258,665)	349,243,439
NET ASSETS:
Beginning of year	896,349,437	547,105,998
End of year	$ 838,090,772	$896,349,437
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–8

LVIP Delaware Mid Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 36.468	$ 31.753	$ 41.502	$ 39.082	$ 38.441
Income (loss) from investment operations:
Net investment income[1]	0.447	0.504	0.462	0.492	0.594
Net realized and unrealized gain (loss)	(0.357)	8.882	(5.856)	6.066	6.596
Total from investment operations	0.090	9.386	(5.394)	6.558	7.190
Less dividends and distributions from:
Net investment income	(0.470)	(0.409)	(0.514)	(0.524)	(0.623)
Net realized gain	(0.348)	(4.262)	(3.841)	(3.614)	(5.926)
Return of capital	(0.398)	—	—	—	—
Total dividends and distributions	(1.216)	(4.671)	(4.355)	(4.138)	(6.549)
Net asset value, end of period	$ 35.342	$ 36.468	$ 31.753	$ 41.502	$ 39.082
Total return[2]	0.51%	30.43%	(14.75%)	17.75%	20.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$671,609	$736,219	$ 431,527	$569,673	$536,639
Ratio of expenses to average net assets	0.44%	0.46%	0.46%	0.45%	0.44%
Ratio of net investment income to average net assets	1.48%	1.39%	1.15%	1.21%	1.54%
Portfolio turnover	28%	13%	20%	15%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–9

LVIP Delaware Mid Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 36.246	$ 31.604	$ 41.324	$ 38.939	$ 38.341
Income (loss) from investment operations:
Net investment income[1]	0.339	0.375	0.318	0.347	0.457
Net realized and unrealized gain (loss)	(0.374)	8.826	(5.809)	6.033	6.556
Total from investment operations	(0.035)	9.201	(5.491)	6.380	7.013
Less dividends and distributions from:
Net investment income	(0.412)	(0.297)	(0.388)	(0.381)	(0.489)
Net realized gain	(0.348)	(4.262)	(3.841)	(3.614)	(5.926)
Return of capital	(0.349)	—	—	—	—
Total dividends and distributions	(1.109)	(4.559)	(4.229)	(3.995)	(6.415)
Net asset value, end of period	$ 35.102	$ 36.246	$ 31.604	$ 41.324	$ 38.939
Total return[2]	0.16%	29.97%	(15.04%)	17.34%	19.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,482	$160,131	$ 115,579	$125,003	$102,044
Ratio of expenses to average net assets	0.79%	0.81%	0.81%	0.80%	0.79%
Ratio of net investment income to average net assets	1.13%	1.04%	0.80%	0.86%	1.19%
Portfolio turnover	28%	13%	20%	15%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–10

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Mid Cap Value Fund (formerly LVIP Delaware Special Opportunities Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP Delaware Mid Cap Value Fund–11

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$46,872
Legal	8,296
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $50,265 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$257,726
Distribution fees payable to LFD	49,031
Printing and mailing fees payable to Lincoln Life	578
Shareholder servicing fees payable to Lincoln Life	20,328
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Mid Cap Value Fund–12

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$214,527,062
Sales	271,819,162
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$560,925,152
Aggregate unrealized appreciation of investments	$297,229,937
Aggregate unrealized depreciation of investments	(18,006,920)
Net unrealized appreciation of investments	$279,223,017
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$827,496,983	$—	$—	$827,496,983
Money Market Fund	12,651,186	—	—	12,651,186
Total Investments	$840,148,169	$—	$—	$840,148,169
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$10,644,320	$8,514,211
Long-term capital gains	8,672,592	70,717,675
Return of capital	8,998,474	—
Total	$28,315,386	$79,231,886
LVIP Delaware Mid Cap Value Fund–13

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (30,468,459)
Other temporary differences	1
Net unrealized appreciation	279,223,016
Distributable earnings/(accumulated loss)	$248,754,558
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$25,823,807	$4,644,652	$30,468,459
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	3,311,011	6,837,480
Service Class	976,564	764,901
Shares reinvested:
Standard Class	701,125	1,765,071
Service Class	160,498	512,282
	5,149,198	9,879,734
Shares redeemed:
Standard Class	(5,197,166)	(2,004,235)
Service Class	(812,094)	(516,461)
	(6,009,260)	(2,520,696)
Net increase (decrease)	(860,062)	7,359,038
7. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Delaware Mid Cap Value Fund–14

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Mid Cap Value Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets LVIP Delaware Mid Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Delaware Mid Cap Value Fund–16

LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Mid Cap Value Fund–17

LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Mid Cap Value Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Mid Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods, above the return of the Morningstar peer group median and the benchmark index for the five-year period and above the return of the Morningstar peer group median and below the benchmark index for the ten-year period. The Board noted LIAC’s comments that underperformance as compared to the Morningstar category and benchmark index for the one- and three-year periods was due to negative security selection in the financials sector. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with a similar investment strategy for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research through allocation of Fund brokerage.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Mid Cap Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Mid Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Delaware Mid Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Mid Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Mid Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Mid Cap Value Fund–23

LVIP Delaware Social Awareness Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Delaware Social Awareness Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 19.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 1000® Index1, returned 20.96%.
Stock selection detracted during the year. Stock selection in the credit cyclicals, technology, and communications services sectors were the main detractors during the year. On a relative basis, stock selection in the capital goods, consumer discretionary, and consumer staples sectors detracted.
Simon Property Group Inc. owns a high-quality portfolio of retail real estate. The company is the global leader in premier shopping, dining, and mixed-use destinations. Simon Property Group detracted as the stock’s price declined by more than REITs in other industries. In order to respond to the spread of COVID-19, Simon had to close many of its retail properties for part of the year, resulting in lower than expected funds from operations. We maintained the Fund’s position in Simon as it is trading at a discount, has ample liquidity, and a strong management team.
In the communications services sector, shares of global telecommunications, media, and entertainment company AT&T Inc. detracted. The company’s results during the year were pressured from lower international roaming fees, advertising spend, and new film distribution. AT&T expects to improve its results through a focus on adding wireless and fiber customers, as well as its HBO Max streaming service. We maintained the Fund’s position in AT&T as the company has strong free cash flow to support its dividend and trades at a discounted valuation.
Microsoft Corp. develops, manufactures, licenses, and supports a wide range of software products globally. The company has transformed its business model over the years from a component driven model to one driven by the cloud. The company’s cloud computing platform, Azure, generated strong revenue growth and adoption of Office 365 and Teams accelerated because of the work from home environment. We maintained the Fund’s position in Microsoft as it generates sustainable free cash flow and is a leader in data privacy and security.
In the healthcare sector, shares of glucose monitoring systems company DexCom Inc. contributed to performance. During the year, DexCom’s financial results continued to grow and exceeded expectations. The company’s growth in international markets benefited by gaining approval for its products in multiple new countries. In the US, DexCom's G6 received temporary approval from the US Food and Drug Administration (FDA) for in-hospital use as a way to improve the glucose management of COVID-19 patients and reduce both the workload and risk of infection for the healthcare workers tasked with caring for these individuals. We maintained the Fund’s position in DexCom as we believe it remains well positioned for long-term growth.
The Fund ended the fiscal year with the largest overweights in the capital goods, media, technology, and finance sectors. The Fund ended the fiscal year underweight the utilities, energy, credit cyclicals, consumer staples, and consumer services sectors. We continue to maintain our strategy of investing in companies that demonstrate positive environmental, social, and governance standards, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $34,809. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $37,103. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 19.69%
Five Years	+ 14.08%
Ten Years	+ 13.28%
Service Class Shares
One Year	+ 19.27%
Five Years	+ 13.68%
Ten Years	+ 12.89%
1. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,234.50	0.45%	$2.53
Service Class Shares	1,000.00	1,232.40	0.80%	4.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.45%	$2.29
Service Class Shares	1,000.00	1,021.10	0.80%	4.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.30%
Airlines	0.43%
Auto Components	0.49%
Banks	4.46%
Beverages	1.62%
Biotechnology	2.37%
Building Products	0.95%
Capital Markets	3.30%
Chemicals	2.82%
Commercial Services & Supplies	0.47%
Communications Equipment	0.86%
Construction & Engineering	0.94%
Consumer Finance	0.59%
Containers & Packaging	0.71%
Diversified Telecommunication Services	0.93%
Electrical Equipment	1.45%
Entertainment	2.37%
Equity Real Estate Investment Trusts	2.80%
Food & Staples Retailing	0.85%
Food Products	0.69%
Gas Utilities	0.21%
Health Care Equipment & Supplies	3.94%
Health Care Providers & Services	1.15%
Hotels, Restaurants & Leisure	2.26%
Household Durables	1.28%
Industrial Conglomerates	1.57%
Insurance	2.23%
Interactive Media & Services	6.48%
Internet & Direct Marketing Retail	4.90%
IT Services	2.96%
Life Sciences Tools & Services	1.22%
Machinery	3.98%
Media	1.72%
Metals & Mining	0.34%
Multi-Utilities	0.29%
Oil, Gas & Consumable Fuels	0.76%
Pharmaceuticals	4.02%
Road & Rail	2.04%
Semiconductors & Semiconductor Equipment	3.38%
Software	14.22%
Specialty Retail	3.21%
Technology Hardware, Storage & Peripherals	5.91%
Textiles, Apparel & Luxury Goods	1.57%
Thrifts & Mortgage Finance	0.56%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	0.66%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	5.94%
Apple	5.91%
Amazon.com	4.90%
Alphabet Class A	4.77%
JPMorgan Chase & Co.	1.97%
Walt Disney	1.91%
Johnson & Johnson	1.76%
Home Depot	1.73%
Comcast Class A	1.72%
Facebook Class A	1.70%
Total	32.31%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.30%
Airlines–0.43%
†Southwest Airlines	71,273	$ 3,322,035
		3,322,035
Auto Components–0.49%
BorgWarner	99,560	3,846,998
		3,846,998
Banks–4.46%
Comerica	51,600	2,882,376
East West Bancorp	127,681	6,474,704
JPMorgan Chase & Co.	121,192	15,399,867
KeyCorp	257,647	4,227,987
US Bancorp	126,383	5,888,184
		34,873,118
Beverages–1.62%
PepsiCo	85,490	12,678,167
		12,678,167
Biotechnology–2.37%
†Exact Sciences	49,820	6,600,652
†Neurocrine Biosciences	45,510	4,362,133
†Vertex Pharmaceuticals	31,887	7,536,174
		18,498,959
Building Products–0.95%
Trane Technologies	51,100	7,417,676
		7,417,676
Capital Markets–3.30%
BlackRock	11,349	8,188,757
Intercontinental Exchange	47,552	5,482,270
Raymond James Financial	65,425	6,259,210
State Street	80,456	5,855,588
		25,785,825
Chemicals–2.82%
Corteva	101,288	3,921,871
Dow	70,898	3,934,839
DuPont de Nemours	69,452	4,938,732
Eastman Chemical	48,019	4,815,345
†Linde	16,839	4,437,245
		22,048,032
Commercial Services & Supplies–0.47%
Waste Management	30,785	3,630,475
		3,630,475
Communications Equipment–0.86%
Cisco Systems	150,605	6,739,574
		6,739,574
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering–0.94%
Quanta Services	102,330	$ 7,369,807
		7,369,807
Consumer Finance–0.59%
Capital One Financial	46,850	4,631,122
		4,631,122
Containers & Packaging–0.71%
WestRock	128,097	5,576,062
		5,576,062
Diversified Telecommunication Services–0.93%
AT&T	253,401	7,287,813
		7,287,813
Electrical Equipment–1.45%
Eaton	28,910	3,473,247
Emerson Electric	50,020	4,020,108
Rockwell Automation	15,410	3,864,982
		11,358,337
Entertainment–2.37%
Activision Blizzard	22,074	2,049,571
†Cinemark Holdings	88,890	1,547,575
†Walt Disney	82,484	14,944,451
		18,541,597
Equity Real Estate Investment Trusts–2.80%
American Tower	32,320	7,254,547
Brixmor Property Group	140,491	2,325,126
Camden Property Trust	37,420	3,739,006
Prologis	57,214	5,701,947
Simon Property Group	33,752	2,878,371
		21,898,997
Food & Staples Retailing–0.85%
Casey's General Stores	37,165	6,638,412
		6,638,412
Food Products–0.69%
General Mills	91,362	5,372,086
		5,372,086
Gas Utilities–0.21%
South Jersey Industries	76,460	1,647,713
		1,647,713
Health Care Equipment & Supplies–3.94%
Abbott Laboratories	88,500	9,689,865
Becton Dickinson and Co	26,970	6,748,433
†DexCom	15,960	5,900,731
†Edwards Lifesciences	72,260	6,592,280
†Quidel	10,540	1,893,511
		30,824,820
LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–1.15%
Cigna	43,250	$ 9,003,785
		9,003,785
Hotels, Restaurants & Leisure–2.26%
Aramark	89,766	3,454,196
McDonald's	18,292	3,925,097
Starbucks	95,943	10,263,982
		17,643,275
Household Durables–1.28%
DR Horton	51,560	3,553,515
†Helen of Troy	14,928	3,316,853
Toll Brothers	72,730	3,161,573
		10,031,941
Industrial Conglomerates–1.57%
Roper Technologies	28,410	12,247,267
		12,247,267
Insurance–2.23%
Axis Capital Holdings	77,928	3,926,792
Prudential Financial	46,217	3,608,161
Reinsurance Group of America	48,944	5,672,610
Travelers	29,897	4,196,642
		17,404,205
Interactive Media & Services–6.48%
†Alphabet Class A	21,281	37,297,932
†Facebook Class A	48,740	13,313,818
		50,611,750
Internet & Direct Marketing Retail–4.90%
†Amazon.com	11,750	38,268,927
		38,268,927
IT Services–2.96%
Accenture Class A	39,246	10,251,448
Visa Class A	58,693	12,837,920
		23,089,368
Life Sciences Tools & Services–1.22%
Thermo Fisher Scientific	20,520	9,557,806
		9,557,806
Machinery–3.98%
Deere & Co.	38,080	10,245,424
†Gates Industrial	141,670	1,807,709
†Ingersoll Rand	45,089	2,054,255
Lincoln Electric Holdings	41,440	4,817,400
Parker-Hannifin	44,712	12,179,996
		31,104,784
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–1.72%
Comcast Class A	256,320	$ 13,431,168
		13,431,168
Metals & Mining–0.34%
Reliance Steel & Aluminum	22,390	2,681,203
		2,681,203
Multi-Utilities–0.29%
Black Hills	37,414	2,299,090
		2,299,090
Oil, Gas & Consumable Fuels–0.76%
ConocoPhillips	63,772	2,550,242
Diamondback Energy	69,920	3,384,128
		5,934,370
Pharmaceuticals–4.02%
Johnson & Johnson	87,270	13,734,552
Merck & Co	113,572	9,290,190
Pfizer	227,560	8,376,484
		31,401,226
Road & Rail–2.04%
Knight-Swift Transportation Holdings	106,969	4,473,443
†Uber Technologies	41,344	2,108,544
Union Pacific	44,795	9,327,215
		15,909,202
Semiconductors & Semiconductor Equipment–3.38%
Broadcom	20,597	9,018,396
Intel	180,528	8,993,905
Texas Instruments	51,068	8,381,791
		26,394,092
Software–14.22%
†Adobe	26,481	13,243,678
Intuit	15,226	5,783,596
Microsoft	208,581	46,392,586
†PTC	65,510	7,835,651
†salesforce.com	47,099	10,480,940
†ServiceNow	21,374	11,764,891
SS&C Technologies Holdings	107,422	7,814,951
†Tyler Technologies	17,940	7,831,169
		111,147,462
Specialty Retail–3.21%
†Five Below	32,763	5,732,870
Home Depot	50,984	13,542,370
Tractor Supply	41,317	5,808,344
		25,083,584

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–5.91%
Apple	347,936	$ 46,167,628
		46,167,628
Textiles, Apparel & Luxury Goods–1.57%
NIKE Class B	86,430	12,227,252
		12,227,252
Thrifts & Mortgage Finance–0.56%
Essent Group	101,520	4,385,664
		4,385,664
Total Common Stock (Cost $363,551,697)		776,012,674

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.66%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	5,153,814	$ 5,153,814
Total Money Market Fund (Cost $5,153,814)		5,153,814

TOTAL INVESTMENTS–99.96% (Cost $368,705,511)	781,166,488
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	340,233
NET ASSETS APPLICABLE TO 17,155,628 SHARES OUTSTANDING–100.00%	$781,506,721
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($672,678,384 / 14,752,154 Shares)	$45.599
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($108,828,337 / 2,403,474 Shares)	$45.280
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$341,130,397
Distributable earnings/(accumulated loss)	440,376,324
TOTAL NET ASSETS	$781,506,721

† Non-income producing.
★ Includes $195,617 payable for fund shares redeemed, $75,887 other accrued expenses payable and $294,767 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 11,334,311
EXPENSES:
Management fees	2,636,293
Distribution fees-Service Class	335,455
Shareholder servicing fees	200,708
Accounting and administration expenses	142,458
Reports and statements to shareholders	57,920
Professional fees	35,637
Trustees’ fees and expenses	16,938
Custodian fees	4,844
Consulting fees	2,758
Pricing fees	1,473
Other	16,402
Total operating expenses	3,450,886
NET INVESTMENT INCOME	7,883,425
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	29,628,033
Net change in unrealized appreciation (depreciation) of investments	90,610,826
NET REALIZED AND UNREALIZED GAIN	120,238,859
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,122,284
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,883,425	$ 8,938,616
Net realized gain	29,628,033	50,624,049
Net change in unrealized appreciation (depreciation)	90,610,826	129,749,478
Net increase in net assets resulting from operations	128,122,284	189,312,143
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(46,303,623)	(41,362,859)
Service Class	(7,225,445)	(6,224,436)
	(53,529,068)	(47,587,295)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,667,787	5,967,462
Service Class	8,653,471	8,361,353
Reinvestment of dividends and distributions:
Standard Class	46,303,623	41,362,859
Service Class	7,225,445	6,224,436
	67,850,326	61,916,110
Cost of shares redeemed:
Standard Class	(75,652,273)	(83,598,165)
Service Class	(18,093,473)	(12,836,742)
	(93,745,746)	(96,434,907)
Decrease in net assets derived from capital share transactions	(25,895,420)	(34,518,797)
NET INCREASE IN NET ASSETS	48,697,796	107,206,051
NET ASSETS:
Beginning of year	732,808,925	625,602,874
End of year	$781,506,721	$732,808,925
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 41.154	$ 33.401	$ 39.132	$ 36.841	$ 40.028
Income (loss) from investment operations:
Net investment income[1]	0.480	0.518	0.496	0.507	0.584
Net realized and unrealized gain (loss)	7.230	10.004	(1.771)	6.612	1.913
Total from investment operations	7.710	10.522	(1.275)	7.119	2.497
Less dividends and distributions from:
Net investment income	(0.533)	(0.799)	(0.503)	(0.489)	(0.573)
Net realized gain	(2.732)	(1.970)	(3.953)	(4.339)	(5.111)
Total dividends and distributions	(3.265)	(2.769)	(4.456)	(4.828)	(5.684)
Net asset value, end of period	$ 45.599	$ 41.154	$ 33.401	$ 39.132	$ 36.841
Total return[2]	19.69%	31.98%	(4.56%)	20.19%	6.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$672,678	$632,383	$545,432	$647,337	$599,524
Ratio of expenses to average net assets	0.45%	0.46%	0.46%	0.45%	0.44%
Ratio of net investment income to average net assets	1.19%	1.34%	1.26%	1.29%	1.51%
Portfolio turnover	10%	12%	13%	25%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 40.909	$ 33.230	$ 38.943	$ 36.696	$ 39.901
Income (loss) from investment operations:
Net investment income[1]	0.336	0.381	0.355	0.367	0.446
Net realized and unrealized gain (loss)	7.159	9.934	(1.744)	6.572	1.898
Total from investment operations	7.495	10.315	(1.389)	6.939	2.344
Less dividends and distributions from:
Net investment income	(0.392)	(0.666)	(0.371)	(0.353)	(0.438)
Net realized gain	(2.732)	(1.970)	(3.953)	(4.339)	(5.111)
Total dividends and distributions	(3.124)	(2.636)	(4.324)	(4.692)	(5.549)
Net asset value, end of period	$ 45.280	$ 40.909	$ 33.230	$ 38.943	$ 36.696
Total return[2]	19.27%	31.51%	(4.89%)	19.77%	6.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$108,828	$100,426	$ 80,171	$ 90,382	$83,506
Ratio of expenses to average net assets	0.80%	0.81%	0.81%	0.80%	0.79%
Ratio of net investment income to average net assets	0.84%	0.99%	0.91%	0.94%	1.16%
Portfolio turnover	10%	12%	13%	25%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$42,460
Legal	7,512
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $50,518 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$243,195
Distribution fees payable to LFD	31,735
Printing and mailing fees payable to Lincoln Life	913
Shareholder servicing fees payable to Lincoln Life	18,924
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2020, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 66,098,764
Sales	132,645,305
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$370,340,269
Aggregate unrealized appreciation of investments	$420,956,061
Aggregate unrealized depreciation of investments	(10,129,842)
Net unrealized appreciation of investments	$410,826,219
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$776,012,674	$—	$—	$776,012,674
Money Market Fund	5,153,814	—	—	5,153,814
Total Investments	$781,166,488	$—	$—	$781,166,488
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$8,369,786	$10,392,831
Long-term capital gains	45,159,282	37,194,464
Total	$53,529,068	$47,587,295
LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 29,550,105
Other temporary differences	1
Net unrealized appreciation	410,826,218
Distributable earnings/(accumulated loss)	$440,376,324
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	140,645	152,822
Service Class	224,886	216,682
Shares reinvested:
Standard Class	1,125,013	1,046,791
Service Class	177,851	159,003
	1,668,395	1,575,298
Shares redeemed:
Standard Class	(1,879,691)	(2,163,014)
Service Class	(454,129)	(333,462)
	(2,333,820)	(2,496,476)
Net decrease	(665,425)	(921,178)
7. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Social Awareness Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000® Total Return USD Index. The Board noted that the Fund’s total return was below the total return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and above the return of the Morningstar peer group median and below the benchmark index for the three-year period. The Board noted LIAC’s comments that security selection contributed to underperformance. The Board also noted LIAC’s view that the Fund’s performance has been in line with its expectations given the Fund’s stated investment approach. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable funds for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research through allocation of Fund brokerage.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Social Awareness Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Social Awareness Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Social Awareness Fund–23

LVIP Delaware Wealth Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Delaware Wealth Builder Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 5.62% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the LVIP Delaware Wealth Builder Composite1, returned 14.31% and its broad-based benchmark index, the S&P 500® Index2, returned 18.40%.
During 2020, the performance attribution analysis suggests the Fund underperformed the composite benchmark, 50% S&P 500® Index and 50% Bloomberg Barclays US Aggregate Index. The underperformance was primarily due to large cap value equity exposure.
The Fund’s fiscal year was mixed from a performance perspective. COVID-19 emerged in China in mid-January and resulted in a widespread pandemic that ignited a repricing within global asset markets as risk asset prices fell heavily. Contrasting themes marked the latter half of the year as risk markets recovered and pushed toward all-time highs despite virus cases increasing globally. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, the election of Joe Biden as U.S. president, and the prospect for a vaccine for the virus.
The U.S. Large Cap Value Equity sleeve lagged its benchmark during the period. At the Fund level, stock selection and sector allocation both detracted from relative performance versus the S&P 500 Index. Stock selection in the information technology (IT), energy and communication services sectors had significant negative impacts on relative returns as did an underweight allocation in IT and an overweight in energy. Investments in the consumer staples and materials sectors contributed to relative performance owing to stock selection in both sectors and a modest overweight in materials.
The International Equity sleeve outperformed its benchmark. At the Fund level, stock selection detracted from relative performance while sector allocation positively impacted relative returns. Stock selection in the Consumer discretionary sector, in overweighted Consumer Staples sector and in Communications services had significant negative impacts on relative returns as did an underweight allocation in IT. Meanwhile, the sector allocation positively impacted relative returns, explained mainly by the lack of investments in Energy and Financials and overweight in Health Care.
The REIT sleeve outperformed its benchmark. This outperformance was driven by positive stock and sector selection. Underweight positions in Shopping Centres and Malls contributed positively to performance. Retail exposed REITs have struggled throughout the global pandemic, due to lockdown restrictions and the accelerated trend to online shopping.
The opportunistic sleeve underperformed its benchmark. The sleeve is not designed to match each sector of the broad-based benchmark but rather to provide exposure to areas not overtly represented by the other sleeves. An underweight to technology and financials pulled performance down relative to the index.
The fixed income sleeve outperformed its benchmark. Key contributors to performance included an overweight to investment grade corporates, security selection within A-rated investment grade corporates, small underweight to emerging markets and yield curve management. Key detractors to performance included an overweight to commercial mortgage backed securities. The high yield sleeve underperformed driven by its positioning in BB-rated securities.
Portfolio Managers:
Delaware Investments Fund Advisers:	Stefan Lowenthal
Jurgen Wurzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,907 for the Standard Class shares and to $18,439 for the Service Class shares. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $23,935 and $36,701, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Wealth Builder Fund–1

LVIP Delaware Wealth Builder Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.62%
Five Years	+ 6.59%
Ten Years	+ 6.58%
Service Class Shares
One Year	+ 5.36%
Five Years	+ 6.33%
Ten Years	+ 6.31%
1. The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
LVIP Delaware Wealth Builder Fund–2

LVIP Delaware Wealth Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,111.40	0.71%	$3.77
Service Class Shares	1,000.00	1,110.00	0.96%	5.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.61
Service Class Shares	1,000.00	1,020.30	0.96%	4.88

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Delaware Wealth Builder Fund–3

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	51.42%
U.S. Markets	45.52%
Aerospace & Defense	2.26%
Air Freight & Logistics	0.08%
Banks	1.22%
Biotechnology	0.18%
Capital Markets	0.42%
Chemicals	1.30%
Communications Equipment	2.31%
Consumer Finance	1.23%
Diversified Telecommunication Services	2.33%
Electric Utilities	1.21%
Entertainment	1.29%
Equity Real Estate Investment Trusts	4.02%
Food & Staples Retailing	0.03%
Food Products	3.45%
Health Care Providers & Services	3.52%
Household Durables	0.13%
Household Products	0.22%
Industrial Conglomerates	1.12%
Insurance	2.44%
Interactive Media & Services	0.13%
Internet & Direct Marketing Retail	0.30%
IT Services	1.40%
Machinery	1.13%
Media	1.17%
Multiline Retail	1.08%
Oil, Gas & Consumable Fuels	1.15%
Pharmaceuticals	3.80%
Real Estate Management & Development	0.03%
Semiconductors & Semiconductor Equipment	2.70%
Software	1.68%
Specialty Retail	1.57%
Technology Hardware, Storage & Peripherals	0.54%
Tobacco	0.08%
Developed Markets	5.90%
Beverages	0.54%
Chemicals	0.36%
Commercial Services & Supplies	0.66%
Diversified Telecommunication Services	0.17%
Equity Real Estate Investment Trusts	0.07%
Food & Staples Retailing	0.59%
Food Products	0.66%
Health Care Providers & Services	0.31%
Hotels, Restaurants & Leisure	0.17%
Household Products	0.11%
Security Type/Sector	Percentage of Net Assets
Internet & Direct Marketing Retail	0.02%
Media	0.29%
Mortgage Real Estate Investment Trusts (REITs)	0.06%
Multiline Retail	0.12%
Personal Products	0.09%
Pharmaceuticals	0.69%
Software	0.12%
Specialty Retail	0.13%
Textiles, Apparel & Luxury Goods	0.45%
Tobacco	0.07%
Wireless Telecommunication Services	0.22%
Agency Collateralized Mortgage Obligation	0.00%
Agency Commercial Mortgage-Backed Securities	0.59%
Agency Mortgage-Backed Securities	9.10%
Corporate Bonds	21.24%
Advertising	0.08%
Aerospace & Defense	0.39%
Agriculture	0.18%
Airlines	0.19%
Auto Manufacturers	0.23%
Banks	4.12%
Beverages	0.35%
Biotechnology	0.40%
Building Materials	0.03%
Chemicals	0.18%
Commercial Services	0.42%
Computers	0.46%
Distribution/Wholesale	0.05%
Diversified Financial Services	1.16%
Electric	2.21%
Engineering & Construction	0.06%
Entertainment	0.11%
Environmental Control	0.05%
Food	0.32%
Food Service	0.04%
Gas	0.02%
Health Care Products	0.08%
Health Care Services	0.42%
Insurance	0.09%
Internet	0.39%
Iron & Steel	0.05%
Leisure Time	0.03%
Lodging	0.24%
Machinery Construction & Mining	0.21%
Machinery Diversified	0.46%
Media	1.47%
Mining	0.62%
Miscellaneous Manufacturing	0.11%

LVIP Delaware Wealth Builder Fund–4

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Oil & Gas	0.71%
Packaging & Containers	0.07%
Pharmaceuticals	0.88%
Pipelines	0.86%
Real Estate Investment Trusts	0.82%
Retail	0.40%
Semiconductors	0.31%
Software	0.16%
Telecommunications	1.60%
Transportation	0.05%
Trucking & Leasing	0.14%
Water	0.02%
Municipal Bond	0.01%
Non-Agency Asset-Backed Securities	1.82%
Non-Agency Collateralized Mortgage Obligations	0.06%
Non-Agency Commercial Mortgage-Backed Securities	3.17%
U.S. Treasury Obligations	8.51%
Exchange-Traded Funds	2.13%
Money Market Fund	2.43%
Total Investments	100.48%
Liabilities Net of Receivables and Other Assets	(0.48%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Johnson & Johnson	1.32%
Walt Disney	1.29%
Broadcom	1.26%
Lowe's	1.25%
Discover Financial Services	1.23%
DuPont de Nemours	1.22%
Merck & Co	1.20%
Oracle	1.20%
Cisco Systems	1.19%
Verizon Communications	1.18%
Total	12.34%

Geography	Percentage of Net Assets
Argentina	0.02%
Belgium	0.25%
Canada	0.35%
Cayman Islands	1.59%
Denmark	0.32%
France	1.45%
Germany	0.65%
Ireland	0.36%
Japan	0.98%
Netherlands	0.42%
Puerto Rico	0.06%
Sweden	0.51%
Switzerland	1.26%
United Arab Emirates	0.02%
United Kingdom	1.60%
United States	85.95%
Zambia	0.13%
Total	95.92%

IT–Information Technology

LVIP Delaware Wealth Builder Fund–5

LVIP Delaware Wealth Builder Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–51.42%
U.S. MARKETS–45.52%
Aerospace & Defense–2.26%
Lockheed Martin	345	$ 122,468
Northrop Grumman	5,800	1,767,376
Raytheon Technologies	24,079	1,721,889
		3,611,733
Air Freight & Logistics–0.08%
United Parcel Service Class B	810	136,404
		136,404
Banks–1.22%
Comerica	630	35,192
Huntington Bancshares	8,900	112,407
Truist Financial	37,500	1,797,375
		1,944,974
Biotechnology–0.18%
AbbVie	1,480	158,582
Amgen	570	131,054
		289,636
Capital Markets–0.42%
Ameriprise Financial	610	118,541
Artisan Partners Asset Management Class A	1,980	99,673
BlackRock	200	144,308
Invesco	5,850	101,966
Morgan Stanley	1,300	89,089
S&P Global	360	118,343
		671,920
Chemicals–1.30%
Dow	2,280	126,540
DuPont de Nemours	27,400	1,948,414
		2,074,954
Communications Equipment–2.31%
Cisco Systems	42,640	1,908,140
Motorola Solutions	10,500	1,785,630
		3,693,770
Consumer Finance–1.23%
Discover Financial Services	21,800	1,973,554
		1,973,554
Diversified Telecommunication Services–2.33%
AT&T	63,787	1,834,514
Verizon Communications	32,143	1,888,401
		3,722,915
Electric Utilities–1.21%
Edison International	29,000	1,821,780
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Electric Utilities (continued)
PPL	4,000	$ 112,800
		1,934,580
Entertainment–1.29%
†Walt Disney	11,410	2,067,264
		2,067,264
Equity Real Estate Investment Trusts–4.02%
Agree Realty	450	29,961
Alexandria Real Estate Equities	740	131,883
Alpine Income Property Trust	230	3,448
American Homes 4 Rent Class A	2,450	73,500
American Tower	150	33,669
Americold Realty Trust	1,290	48,156
AvalonBay Communities	510	81,819
Boston Properties	1,220	115,327
Brixmor Property Group	3,980	65,869
Camden Property Trust	893	89,229
CareTrust REIT	1,240	27,503
†Colony Capital	13,090	62,963
Cousins Properties	1,530	51,255
Digital Realty Trust	1,060	147,881
Duke Realty	400	15,988
Equinix	430	307,097
Equity LifeStyle Properties	1,470	93,139
Equity Residential	29,333	1,738,860
Essex Property Trust	480	113,962
Extra Space Storage	970	112,384
Four Corners Property Trust	1,730	51,502
Gaming and Leisure Properties	1,505	63,812
Healthcare Trust of America Class A	2,800	77,112
Healthpeak Properties	2,950	89,178
Highwoods Properties	1,480	58,652
†Host Hotels & Resorts	1,450	21,213
Invitation Homes	4,160	123,552
Iron Mountain	3,820	112,614
Kilroy Realty	1,170	67,158
Kimco Realty	3,670	55,087
Lexington Realty Trust	5,390	57,242
Life Storage	600	71,634
Medical Properties Trust	9,810	213,760
Mid-America Apartment Communities	180	22,804
National Retail Properties	1,140	46,649
†Outfront Media	520	10,171
Prologis	4,050	403,623
Public Storage	535	123,547
QTS Realty Trust Class A	1,020	63,118
LVIP Delaware Wealth Builder Fund–6

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Realty Income	2,060	$ 128,070
Regency Centers	860	39,207
Sabra Health Care REIT	3,180	55,237
SBA Communications	150	42,319
Simon Property Group	3,160	269,485
Spirit Realty Capital	900	36,153
STORE Capital	1,800	61,164
Sun Communities	780	118,521
UDR	2,641	101,494
Ventas	1,860	91,214
VICI Properties	8,570	218,535
Weingarten Realty Investors	980	21,237
Welltower	2,280	147,334
WP Carey	300	21,174
		6,427,465
Food & Staples Retailing–0.03%
Kroger	1,780	56,533
		56,533
Food Products–3.45%
Archer-Daniels-Midland	35,800	1,804,678
Conagra Brands	50,700	1,838,382
Kellogg	1,570	97,701
Mondelez International Class A	30,400	1,777,488
		5,518,249
Health Care Providers & Services–3.52%
AmerisourceBergen	1,070	104,603
†Brookdale Senior Living	2,290	10,145
Cardinal Health	32,200	1,724,632
Cigna	8,200	1,707,076
CVS Health	24,408	1,667,066
Humana	280	114,875
†Molina Healthcare	520	110,594
UnitedHealth Group	560	196,381
		5,635,372
Household Durables–0.13%
Newell Brands	4,600	97,658
Whirlpool	570	102,879
		200,537
Household Products–0.22%
Clorox	540	109,037
Colgate-Palmolive	1,520	129,975
Kimberly-Clark	790	106,516
		345,528
Industrial Conglomerates–1.12%
Honeywell International	8,422	1,791,359
		1,791,359
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Insurance–2.44%
Allstate	17,100	$ 1,879,803
American International Group	44,200	1,673,412
MetLife	2,560	120,192
Principal Financial Group	2,220	110,134
Prudential Financial	1,480	115,544
		3,899,085
Interactive Media & Services–0.13%
†Alphabet Class A	30	52,579
†Alphabet Class C	30	52,556
†Facebook Class A	360	98,338
		203,473
Internet & Direct Marketing Retail–0.30%
†Amazon.com	115	374,547
eBay	2,200	110,550
		485,097
IT Services–1.40%
Cognizant Technology Solutions Class A	22,441	1,839,040
International Business Machines	1,120	140,986
Paychex	1,140	106,225
Switch Class A	3,090	50,583
Western Union	4,500	98,730
		2,235,564
Machinery–1.13%
Caterpillar	9,941	1,809,461
		1,809,461
Media–1.17%
Comcast Class A	34,647	1,815,503
ViacomCBS Class B	1,310	48,810
		1,864,313
Multiline Retail–1.08%
†Dollar Tree	16,000	1,728,640
		1,728,640
Oil, Gas & Consumable Fuels–1.15%
ConocoPhillips	41,170	1,646,389
Kinder Morgan	6,490	88,718
Williams	5,100	102,255
		1,837,362
Pharmaceuticals–3.80%
Eli Lilly & Co.	500	84,420
Johnson & Johnson	13,392	2,107,633
Merck & Co	23,560	1,927,208
Pfizer	4,230	155,706

LVIP Delaware Wealth Builder Fund–7

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Pharmaceuticals (continued)
†Viatris	96,410	$ 1,806,724
		6,081,691
Real Estate Management & Development–0.03%
†eXp World Holdings	690	43,553
		43,553
Semiconductors & Semiconductor Equipment–2.70%
Broadcom	4,585	2,007,542
Intel	34,396	1,713,609
Lam Research	265	125,152
†Maxim Integrated Products	1,370	121,450
NVIDIA	380	198,436
QUALCOMM	990	150,817
		4,317,006
Software–1.68%
†Adobe	345	172,541
Microsoft	2,640	587,189
Oracle	29,700	1,921,293
		2,681,023
Specialty Retail–1.57%
Best Buy	1,080	107,773
Buckle	3,400	99,280
Home Depot	750	199,215
Lowe's	12,450	1,998,349
Tractor Supply	810	113,870
		2,518,487
Technology Hardware, Storage & Peripherals–0.54%
Apple	4,600	610,374
HP	5,200	127,868
NetApp	1,920	127,181
		865,423
Tobacco–0.08%
Philip Morris International	1,640	135,776
		135,776
Total U.S. Markets (Cost $57,813,611)		72,802,701
§DEVELOPED MARKETS–5.90%
Beverages–0.54%
Asahi Group Holdings	6,000	247,093
Diageo	12,520	495,401
Kirin Holdings	5,100	120,426
		862,920
Chemicals–0.36%
Air Liquide	3,460	567,256
		567,256
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Commercial Services & Supplies–0.66%
†G4S	145,890	$ 506,753
Secom	1,400	129,152
Securitas Class B	26,130	421,571
		1,057,476
Diversified Telecommunication Services–0.17%
Orange	23,020	274,054
		274,054
Equity Real Estate Investment Trusts–0.07%
†Apartment Income REIT	159	6,107
Apartment Investment and Management	159	840
Omega Healthcare Investors	2,820	102,422
		109,369
Food & Staples Retailing–0.59%
Koninklijke Ahold Delhaize	13,530	381,699
Lawson	3,400	158,222
Seven & i Holdings	11,500	407,222
		947,143
Food Products–0.66%
Danone	7,870	517,894
Nestle	4,600	543,772
		1,061,666
Health Care Providers & Services–0.31%
Fresenius Medical Care & Co.	5,870	489,484
		489,484
Hotels, Restaurants & Leisure–0.17%
†Sodexo	3,290	278,247
		278,247
Household Products–0.11%
Essity Class B	5,650	182,038
		182,038
Internet & Direct Marketing Retail–0.02%
†MercadoLibre	15	25,128
		25,128
Media–0.29%
Publicis Groupe	9,380	466,199
		466,199
Mortgage Real Estate Investment Trusts (REITs)–0.06%
AGNC Investment	6,470	100,932
		100,932

LVIP Delaware Wealth Builder Fund–8

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Multiline Retail–0.12%
†Next	1,900	$ 183,210
		183,210
Personal Products–0.09%
Kao	1,900	146,787
		146,787
Pharmaceuticals–0.69%
Novo Nordisk Class B	7,440	519,008
Roche Holding	1,660	578,175
		1,097,183
Software–0.12%
SAP	1,510	195,573
		195,573
Specialty Retail–0.13%
†Hennes & Mauritz Class B	10,220	214,539
		214,539
Textiles, Apparel & Luxury Goods–0.45%
adidas	980	356,529
Swatch Group	1,320	358,833
		715,362
Tobacco–0.07%
Altria Group	2,860	117,260
		117,260
Wireless Telecommunication Services–0.22%
KDDI	12,000	355,803
		355,803
Total Developed Markets (Cost $8,819,208)		9,447,629
Total Common Stock (Cost $66,632,819)		82,250,330

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATION–0.00%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	21	25
Total Agency Collateralized Mortgage Obligations (Cost $20)		25
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.59%
•FREMF Mortgage Trust
Series 2011-K15 B 4.97% 8/25/44	10,000	10,064
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•FREMF Mortgage Trust (continued)
Series 2012-K22 B 3.69% 8/25/45	35,000	$ 36,406
Series 2013-K24 B 3.51% 11/25/45	260,000	271,489
Series 2014-K717 B 3.63% 11/25/47	435,000	439,592
Series 2014-K717 C 3.63% 11/25/47	150,000	150,727
Series 2017-K71 B 3.75% 11/25/50	35,000	38,716
Total Agency Commercial Mortgage-Backed Securities (Cost $931,666)		946,994
AGENCY MORTGAGE-BACKED SECURITIES–9.10%
Fannie Mae S.F. 20 yr
3.00% 12/1/37	282,200	295,457
3.00% 1/1/38	226,254	237,616
Fannie Mae S.F. 30 yr
3.00% 1/1/47	10,382	11,032
3.00% 7/1/47	910,734	955,616
3.00% 10/1/47	103,911	107,157
3.00% 2/1/48	502,927	543,895
3.00% 3/1/48	249,733	267,250
3.00% 11/1/48	108,399	113,647
3.00% 10/1/49	45,813	48,127
3.00% 3/1/50	8,870	9,525
3.00% 7/1/50	217,871	228,721
3.50% 7/1/47	176,992	191,678
3.50% 2/1/48	717,928	779,960
3.50% 11/1/48	123,714	130,676
3.50% 6/1/49	110,699	116,817
3.50% 11/1/49	373,182	394,178
3.50% 12/1/49	876,297	953,124
3.50% 1/1/50	247,475	261,441
3.50% 3/1/50	128,862	138,841
4.00% 6/1/48	104,456	114,750
4.50% 6/1/40	10,938	12,100
4.50% 7/1/40	12,610	13,768
4.50% 2/1/41	53,407	59,687
4.50% 8/1/41	26,128	29,593
4.50% 10/1/45	49,064	54,786
4.50% 5/1/46	61,128	68,538
4.50% 4/1/48	333,534	373,959
4.50% 12/1/48	115,320	125,049
4.50% 1/1/49	330,823	366,183
4.50% 1/1/50	89,886	98,179
5.50% 5/1/44	453,524	531,983
6.00% 6/1/41	91,827	110,287
6.00% 7/1/41	163,827	198,998
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/51	574,000	596,174
2.50% 1/1/51	630,000	664,009

LVIP Delaware Wealth Builder Fund–9

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr
2.50% 9/1/50	307,960	$ 325,879
2.50% 10/1/50	1,339,348	1,417,286
3.00% 8/1/48	113,740	122,051
3.00% 11/1/49	16,479	17,295
3.00% 12/1/49	18,435	19,500
3.00% 1/1/50	64,390	68,534
3.50% 11/1/48	891,553	974,145
4.00% 10/1/47	204,269	218,972
4.50% 7/1/45	88,367	99,100
4.50% 8/1/48	436,769	479,148
4.50% 12/1/48	934,732	1,022,342
4.50% 1/1/49	64,356	71,529
4.50% 3/1/49	68,841	75,162
4.50% 4/1/49	85,330	93,756
4.50% 8/1/49	162,261	180,054
5.50% 9/1/41	71,108	83,578
GNMA I S.F. 30 yr 3.00% 3/15/50	67,562	70,914
GNMA II S.F. 30 yr 5.50% 5/20/37	3,671	4,250
Total Agency Mortgage-Backed Securities (Cost $13,991,588)		14,546,296
CORPORATE BONDS–21.24%
Advertising–0.08%
Lamar Media 5.75% 2/1/26	70,000	72,187
Terrier Media Buyer 8.88% 12/15/27	45,000	49,613
		121,800
Aerospace & Defense–0.39%
Bombardier 6.00% 10/15/22	50,000	49,083
Lockheed Martin 1.85% 6/15/30	500,000	524,276
TransDigm 6.25% 3/15/26	45,000	47,925
		621,284
Agriculture–0.18%
BAT Capital 2.26% 3/25/28	75,000	77,820
BAT International Finance 1.67% 3/25/26	45,000	46,052
Bunge Limited Finance 1.63% 8/17/25	155,000	160,161
		284,033
Airlines–0.19%
Delta Air Lines
7.00% 5/1/25	80,000	92,347
7.38% 1/15/26	25,000	28,552
Mileage Plus Holdings / Mileage Plus Intellectual Property Assets 6.50% 6/20/27	50,000	53,750
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
Southwest Airlines
5.13% 6/15/27	65,000	$ 77,296
5.25% 5/4/25	45,000	52,107
		304,052
Auto Manufacturers–0.23%
Allison Transmission 5.88% 6/1/29	65,000	71,988
Ford Motor 9.00% 4/22/25	40,000	49,154
General Motors Financial
4.35% 4/9/25	210,000	234,399
5.25% 3/1/26	18,000	21,220
		376,761
Banks–4.12%
μBank of America
1.90% 7/23/31	145,000	146,415
1.92% 10/24/31	45,000	45,568
2.68% 6/19/41	340,000	353,704
2.83% 10/24/51	15,000	15,615
6.50% 10/23/24	60,000	68,550
Bank of Montreal 1.85% 5/1/25	445,000	467,079
Barclays 5.20% 5/12/26	415,000	482,529
μCredit Suisse Group 3.87% (LIBOR03M + 1.41%) 1/12/29	475,000	537,763
Goldman Sachs Group
2.60% 2/7/30	50,000	53,778
3.50% 4/1/25	255,000	283,565
μJPMorgan Chase & Co.
2.52% 4/22/31	55,000	59,085
3.11% 4/22/41	30,000	33,485
3.11% 4/22/51	45,000	50,007
4.02% 12/5/24	265,000	291,910
4.60% 2/1/25	60,000	61,950
5.00% 8/1/24	125,000	131,504
KeyBank 3.40% 5/20/26	250,000	281,016
Morgan Stanley
•1.43% (LIBOR03M + 1.22%) 5/8/24	100,000	101,940
μ1.79% 2/13/32	5,000	5,028
μ3.62% 4/1/31	45,000	52,256
5.00% 11/24/25	270,000	322,851
μ5.88% 9/15/26	165,000	184,800
μNatwest Group 8.63% 8/15/21	200,000	207,582
PNC Financial Services Group 2.60% 7/23/26	550,000	603,659
Popular 6.13% 9/14/23	95,000	102,600
State Street
3.10% 5/15/23	25,000	26,582
3.30% 12/16/24	480,000	532,509
μTruist Bank 2.64% 9/17/29	522,000	552,262
μTruist Financial 4.95% 9/1/25	65,000	71,501

LVIP Delaware Wealth Builder Fund–10

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
US Bancorp
3.00% 7/30/29	70,000	$ 78,152
3.10% 4/27/26	65,000	72,324
3.38% 2/5/24	165,000	179,599
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 2/1/21	100,000	98,250
μWells Fargo & Co. 3.07% 4/30/41	35,000	38,074
		6,593,492
Beverages–0.35%
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	285,000	321,978
4.15% 1/23/25	90,000	102,477
4.50% 6/1/50	55,000	69,205
Cott Holdings 5.50% 4/1/25	60,000	61,950
		555,610
Biotechnology–0.40%
Amgen 2.20% 2/21/27	25,000	26,792
Gilead Sciences 4.15% 3/1/47	410,000	500,020
Regeneron Pharmaceuticals 1.75% 9/15/30	35,000	34,445
Royalty Pharma
1.20% 9/2/25	40,000	40,603
1.75% 9/2/27	30,000	30,856
		632,716
Building Materials–0.03%
Standard Industries 3.38% 1/15/31	43,000	43,215
		43,215
Chemicals–0.18%
Avient 5.75% 5/15/25	22,000	23,375
Chemours 5.75% 11/15/28	40,000	40,800
LYB International Finance III 2.88% 5/1/25	30,000	32,691
Olin
5.00% 2/1/30	55,000	58,575
5.13% 9/15/27	45,000	47,076
Tronox 6.50% 4/15/26	85,000	88,506
		291,023
Commercial Services–0.42%
Ashtead Capital 5.25% 8/1/26	200,000	211,750
Global Payments 2.65% 2/15/25	274,000	293,368
Prime Security Services Borrower 5.75% 4/15/26	60,000	65,700
Service International 4.63% 12/15/27	55,000	58,575
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America 3.88% 2/15/31	46,000	$ 48,256
		677,649
Computers–0.46%
Apple 2.05% 9/11/26	435,000	465,036
International Business Machines 3.00% 5/15/24	250,000	270,778
		735,814
Distribution/Wholesale–0.05%
H&E Equipment Services 3.88% 12/15/28	25,000	25,188
Univar Solutions 5.13% 12/1/27	55,000	58,094
		83,282
Diversified Financial Services–1.16%
AerCap Ireland Capital 4.45% 4/3/26	325,000	364,845
Air Lease
2.88% 1/15/26	410,000	433,739
3.00% 2/1/30	90,000	92,346
Ally Financial 5.75% 11/20/25	135,000	157,140
μCharles Schwab 4.00% 12/1/30	30,000	31,575
Jefferies Group
4.15% 1/23/30	475,000	553,365
6.45% 6/8/27	25,000	31,684
6.50% 1/20/43	15,000	20,577
Mastercard
3.30% 3/26/27	135,000	153,960
3.85% 3/26/50	15,000	19,338
		1,858,569
Electric–2.21%
AEP Texas 3.45% 1/15/50	20,000	22,396
Calpine
5.00% 2/1/31	40,000	41,800
5.25% 6/1/26	27,000	27,931
Duke Energy Indiana
2.75% 4/1/50	125,000	129,728
3.25% 10/1/49	275,000	310,876
Entergy Louisiana 4.95% 1/15/45	20,000	22,063
Entergy Mississippi 2.85% 6/1/28	165,000	182,107
Entergy Texas 3.55% 9/30/49	325,000	374,229
Evergy Kansas Central 3.45% 4/15/50	80,000	94,015
FirstEnergy Transmission 4.55% 4/1/49	25,000	29,149
National Rural Utilities Cooperative Finance
2.85% 1/27/25	330,000	358,594

LVIP Delaware Wealth Builder Fund–11

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
National Rural Utilities Cooperative Finance (continued)
μ4.75% 4/30/43	15,000	$ 15,788
Nevada Power 3.13% 8/1/50	165,000	182,370
NextEra Energy Capital Holdings
2.90% 4/1/22	145,000	149,620
3.15% 4/1/24	160,000	172,934
NRG Energy 3.63% 2/15/31	95,000	97,736
PacifiCorp
2.70% 9/15/30	15,000	16,476
3.30% 3/15/51	20,000	22,899
PG&E 5.25% 7/1/30	85,000	93,500
Southern California Edison
4.00% 4/1/47	85,000	99,677
4.88% 3/1/49	130,000	171,274
Southwestern Electric Power 4.10% 9/15/28	460,000	540,338
Vistra Operations 5.50% 9/1/26	115,000	119,853
WEC Energy Group 1.80% 10/15/30	40,000	40,094
Xcel Energy
2.60% 12/1/29	25,000	27,033
3.50% 12/1/49	160,000	186,702
		3,529,182
Engineering & Construction–0.06%
PowerTeam Services 9.03% 12/4/25	80,000	89,009
		89,009
Entertainment–0.11%
Caesars Entertainment 6.25% 7/1/25	85,000	90,525
Scientific Games International 8.25% 3/15/26	53,000	57,113
Six Flags Entertainment 4.88% 7/31/24	30,000	30,087
		177,725
Environmental Control–0.05%
Covanta Holding 5.88% 7/1/25	60,000	62,400
GFL Environmental 3.75% 8/1/25	15,000	15,300
		77,700
Food–0.32%
JBS USA Finance
5.75% 6/15/25	45,000	46,463
6.50% 4/15/29	40,000	46,564
Kraft Heinz Foods 5.20% 7/15/45	80,000	94,990
Pilgrim's Pride
5.75% 3/15/25	75,000	76,995
5.88% 9/30/27	40,000	43,384
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Post Holdings
5.00% 8/15/26	75,000	$ 77,437
5.63% 1/15/28	60,000	63,900
5.75% 3/1/27	55,000	58,231
		507,964
Food Service–0.04%
Aramark Services 5.00% 2/1/28	55,000	57,956
		57,956
Gas–0.02%
NiSource 0.95% 8/15/25	30,000	30,175
		30,175
Health Care Products–0.08%
Hill-Rom Holdings
4.38% 9/15/27	30,000	31,693
5.00% 2/15/25	20,000	20,550
Ortho-Clinical Diagnostics / Ortho-Clinical Diagnostics 7.25% 2/1/28	20,000	21,100
Stryker 1.95% 6/15/30	55,000	56,561
		129,904
Health Care Services–0.42%
Centene
3.38% 2/15/30	65,000	68,386
4.63% 12/15/29	65,000	72,164
5.38% 8/15/26	60,000	63,375
CHS/Community Health Systems 5.63% 3/15/27	30,000	32,257
Community Health Systems 6.63% 2/15/25	40,000	42,099
Encompass Health
5.13% 3/15/23	5,000	5,007
5.75% 9/15/25	5,000	5,163
HCA
5.38% 2/1/25	45,000	50,604
5.88% 2/15/26	135,000	155,250
New York and Presbyterian Hospital 4.06% 8/1/56	40,000	52,227
Tenet Healthcare
5.13% 5/1/25	65,000	66,267
6.13% 10/1/28	45,000	46,964
Universal Health Services 5.00% 6/1/26	10,000	10,325
		670,088
Insurance–0.09%
HUB International 7.00% 5/1/26	55,000	57,518
USIS 6.88% 5/1/25	85,000	87,125
		144,643

LVIP Delaware Wealth Builder Fund–12

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet–0.39%
Alphabet
1.10% 8/15/30	20,000	$ 19,703
1.90% 8/15/40	20,000	19,598
2.05% 8/15/50	20,000	19,048
Amazon.com
1.20% 6/3/27	25,000	25,503
1.50% 6/3/30	375,000	380,665
2.50% 6/3/50	60,000	62,129
Netflix 5.88% 11/15/28	80,000	95,900
		622,546
Iron & Steel–0.05%
Steel Dynamics 5.00% 12/15/26	80,000	85,315
		85,315
Leisure Time–0.03%
Carnival 7.63% 3/1/26	46,000	50,117
		50,117
Lodging–0.24%
Boyd Gaming 6.38% 4/1/26	105,000	109,075
Hilton Domestic Operating 4.00% 5/1/31	50,000	52,756
Hilton Worldwide Finance 4.88% 4/1/27	90,000	95,258
MGM Resorts International 4.75% 10/15/28	15,000	16,078
Wyndham Hotels & Resorts 4.38% 8/15/28	114,000	118,452
		391,619
Machinery Construction & Mining–0.21%
Caterpillar
2.60% 4/9/30	240,000	264,422
3.25% 4/9/50	55,000	64,835
		329,257
Machinery Diversified–0.46%
Otis Worldwide
2.57% 2/15/30	620,000	665,422
3.11% 2/15/40	60,000	65,194
3.36% 2/15/50	10,000	11,547
		742,163
Media–1.47%
AMC Networks 4.75% 8/1/25	105,000	108,433
CCO Holdings
4.50% 8/15/30	35,000	37,144
5.13% 5/1/27	40,000	42,448
5.38% 6/1/29	35,000	38,369
5.88% 5/1/27	55,000	57,131
CCO Holdings / CCO Holdings Capital 4.50% 5/1/32	10,000	10,677
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating 3.70% 4/1/51	45,000	$ 46,648
Comcast
3.20% 7/15/36	100,000	113,486
3.75% 4/1/40	180,000	216,278
CSC Holdings 5.25% 6/1/24	11,000	11,906
Discovery Communications 4.13% 5/15/29	420,000	490,032
Gray Television 4.75% 10/15/30	105,000	106,575
Sinclair Television Group 5.13% 2/15/27	40,000	40,700
Sirius XM Radio 5.00% 8/1/27	85,000	90,313
Time Warner Cable 7.30% 7/1/38	165,000	244,251
Time Warner Entertainment 8.38% 3/15/23	65,000	75,973
ViacomCBS
4.38% 3/15/43	490,000	578,044
4.95% 1/15/31	40,000	50,073
		2,358,481
Mining–0.62%
First Quantum Minerals 7.50% 4/1/25	200,000	208,250
Freeport-McMoRan
4.55% 11/14/24	50,000	54,625
5.45% 3/15/43	50,000	62,250
Newmont
2.25% 10/1/30	95,000	99,924
2.80% 10/1/29	520,000	567,338
		992,387
Miscellaneous Manufacturing–0.11%
General Electric
3.45% 5/1/27	35,000	39,506
3.63% 5/1/30	25,000	28,557
4.35% 5/1/50	50,000	60,703
Koppers 6.00% 2/15/25	45,000	46,350
		175,116
Oil & Gas–0.71%
Apache
4.75% 4/15/43	28,000	29,032
4.88% 11/15/27	20,000	21,200
CNX Resources
6.00% 1/15/29	45,000	46,102
7.25% 3/14/27	20,000	21,400
Marathon Oil 4.40% 7/15/27	520,000	577,835
Murphy Oil 5.88% 12/1/27	75,000	73,875
Noble Energy 3.90% 11/15/24	55,000	61,345
Occidental Petroleum 3.50% 8/15/29	115,000	105,245
PDC Energy 5.75% 5/15/26	30,000	30,975

LVIP Delaware Wealth Builder Fund–13

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Pioneer Natural Resources 1.90% 8/15/30	85,000	$ 84,151
Precision Drilling 7.13% 1/15/26	35,000	30,450
Southwestern Energy 7.75% 10/1/27	45,000	48,587
		1,130,197
Packaging & Containers–0.07%
Crown Americas 4.75% 2/1/26	67,000	69,513
Reynolds Group Issue 4.00% 10/15/27	45,000	46,125
		115,638
Pharmaceuticals–0.88%
AbbVie
2.95% 11/21/26	30,000	33,185
4.05% 11/21/39	217,000	261,810
Bausch Health 5.50% 11/1/25	90,000	93,266
Bristol-Myers Squibb 2.90% 7/26/24	485,000	526,285
Cigna
2.40% 3/15/30	35,000	37,298
3.20% 3/15/40	30,000	32,852
CVS Health
1.88% 2/28/31	15,000	15,153
3.75% 4/1/30	35,000	40,711
4.30% 3/25/28	237,000	282,099
4.78% 3/25/38	70,000	88,331
		1,410,990
Pipelines–0.86%
Cheniere Corpus Christi Holdings 5.13% 6/30/27	65,000	76,867
Crestwood Midstream Partners 6.25% 4/1/23	60,000	60,150
DCP Midstream Operating 5.13% 5/15/29	65,000	72,093
Energy Transfer Operating
5.25% 4/15/29	265,000	309,266
6.25% 4/15/49	165,000	199,297
EQM Midstream Partners 6.50% 7/1/27	80,000	90,083
MPLX
1.75% 3/1/26	30,000	31,040
2.65% 8/15/30	30,000	31,423
4.00% 3/15/28	85,000	97,756
4.13% 3/1/27	105,000	121,057
4.70% 4/15/48	35,000	41,441
5.50% 2/15/49	115,000	151,199
NuStar Logistics 5.63% 4/28/27	70,000	74,550
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Targa Resources Partners 5.38% 2/1/27	20,000	$ 21,007
		1,377,229
Real Estate Investment Trusts–0.82%
American Tower 1.88% 10/15/30	480,000	483,906
Crown Castle International 5.25% 1/15/23	465,000	508,800
CubeSmart 3.00% 2/15/30	55,000	60,110
Global Net Lease / Global Net Lease Operating Partnership 3.75% 12/15/27	55,000	56,726
Iron Mountain 4.50% 2/15/31	75,000	78,562
MGM Growth Properties Operating Partnership 5.75% 2/1/27	110,000	123,406
		1,311,510
Retail–0.40%
Home Depot
2.70% 4/15/30	270,000	301,188
3.35% 4/15/50	30,000	35,635
L Brands
6.88% 7/1/25	58,000	62,975
6.88% 11/1/35	15,000	16,837
Lowe's 3.00% 10/15/50	65,000	69,291
Lowe's Companies 1.70% 10/15/30	40,000	40,359
Murphy Oil
4.75% 9/15/29	20,000	21,275
5.63% 5/1/27	90,000	95,175
		642,735
Semiconductors–0.31%
NXP
4.30% 6/18/29	8,000	9,530
4.88% 3/1/24	250,000	281,941
Sensata Technologies UK Financing 6.25% 2/15/26	200,000	207,875
		499,346
Software–0.16%
Oracle 2.95% 4/1/30	65,000	72,640
ServiceNow 1.40% 9/1/30	45,000	43,873
SS&C Technologies 5.50% 9/30/27	130,000	138,843
		255,356
Telecommunications–1.60%
Altice France 7.38% 5/1/26	200,000	210,500
AT&T
3.10% 2/1/43	35,000	35,400
3.50% 6/1/41	44,000	47,369
3.50% 9/15/53	70,000	69,733

LVIP Delaware Wealth Builder Fund–14

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T (continued)
3.65% 6/1/51	15,000	$ 15,678
CenturyLink 5.13% 12/15/26	80,000	84,477
CommScope Technologies 5.00% 3/15/27	55,000	54,450
Front Range BidCo 6.13% 3/1/28	90,000	95,175
Frontier Communications 5.88% 10/15/27	40,000	43,250
Level 3 Financing
3.63% 1/15/29	10,000	9,975
4.25% 7/1/28	75,000	77,062
Sprint
7.13% 6/15/24	45,000	52,623
7.88% 9/15/23	54,000	62,521
T-Mobile USA
2.55% 2/15/31	25,000	26,252
3.00% 2/15/41	60,000	62,203
3.50% 4/15/25	45,000	49,724
3.75% 4/15/27	45,000	51,246
3.88% 4/15/30	160,000	185,282
6.50% 1/15/26	63,000	65,205
Verizon Communications
2.65% 11/20/40	15,000	15,148
4.00% 3/22/50	15,000	18,164
4.50% 8/10/33	350,000	440,956
4.52% 9/15/48	95,000	123,679
Vodafone Group
4.25% 9/17/50	210,000	260,125
4.88% 6/19/49	230,000	306,975
Zayo Group Holdings 4.00% 3/1/27	90,000	90,225
		2,553,397
Transportation–0.05%
Union Pacific 3.25% 2/5/50	65,000	73,961
		73,961
Trucking & Leasing–0.14%
μAerCap Global Aviation Trust 6.50% 6/15/45	200,000	204,000
DAE Funding 5.75% 11/15/23	24,000	24,660
		228,660
Water–0.02%
Essential Utilities 2.70% 4/15/30	30,000	32,482
		32,482
Total Corporate Bonds (Cost $31,548,387)		33,972,148
	Principal Amount°	Value (U.S. $)
MUNICIPAL BOND–0.01%
South Carolina Public Service Authority Series D 4.77% 12/1/45	10,000	$ 13,363
Total Municipal Bond (Cost $11,242)		13,363
NON-AGENCY ASSET-BACKED SECURITIES–1.82%
•AMMC CLO
Series 2017-21A A 1.46% (LIBOR03M + 1.25%) 11/2/30	100,000	100,001
Series 2018-22A A 1.24% (LIBOR03M + 1.03%) 4/25/31	100,000	99,319
•Apex Credit CLO Series 2018-1A A2 1.24% (LIBOR03M + 1.03%) 4/25/31	100,000	98,711
•Cedar Funding IX CLO Series 2018-9A A1 1.20% (LIBOR03M + 0.98%) 4/20/31	500,000	498,291
•Cedar Funding VIII CLO Series 2017-8A A1 1.47% (LIBOR03M + 1.25%) 10/17/30	250,000	250,003
•CFIP CLO Series 2017-1A A 1.44% (LIBOR03M + 1.22%) 1/18/30	250,000	248,822
CNH Equipment Trust Series 2017-A A3 2.07% 5/16/22	6,954	6,959
HOA Funding Series 2014-1A A2 4.85% 8/20/44	43,750	41,141
•Man GLG US CLO Series 2018-1A A1R 1.36% (LIBOR03M + 1.14%) 4/22/30	250,000	247,967
Mercedes-Benz Master Owner Trust Series 2019-BA A 2.61% 5/15/24	100,000	103,311
•OCP CLO Series 2017-13A A1A 1.50% (LIBOR03M + 1.26%) 7/15/30	250,000	250,011
•Octagon Investment Partners 33 Series 2017-1A A1 1.41% (LIBOR03M + 1.19%) 1/20/31	250,000	250,001
•Sound Point CLO XXI Series 2018-3A A1A 1.39% (LIBOR03M + 1.18%) 10/26/31	250,000	249,752
Tesla Auto Lease Trust Series 2019-A A2 2.13% 4/20/22	202,389	204,251
•Towd Point Mortgage Trust Series 2015-5 A1B 2.75% 5/25/55	11,621	11,706

LVIP Delaware Wealth Builder Fund–15

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Venture XXVIII CLO Series 2017-28A A2 1.33% (LIBOR03M + 1.11%) 7/20/30	250,000	$ 249,071
Total Non-Agency Asset-Backed Securities (Cost $2,905,607)		2,909,317
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.06%
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	5,929	6,122
JP Morgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	10,985	11,461
•Series 2007-A1 7A4 3.21% 7/25/35	3,984	3,925
•JPMorgan Mortgage Trust Series 2014-2 B2 3.40% 6/25/29	63,584	66,154
•Sequoia Mortgage Trust Series 2015-1 B2 3.87% 1/25/45	10,017	10,474
Total Non-Agency Collateralized Mortgage Obligations (Cost $93,298)		98,136
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.17%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	79,004
•Series 2017-BNK5 B 3.90% 6/15/60	50,000	54,591
Series 2019-BN20 A3 3.01% 9/15/62	395,000	440,733
Benchmark Mortgage Trust
•Series 2019-B10 B 4.18% 3/15/62	225,000	258,427
Series 2020-B20 A5 2.03% 10/15/53	50,000	52,028
Series 2020-B21 A5 1.98% 12/17/53	45,000	46,569
Cantor Commercial Real Estate Lending Series 2019-CF1 A5 3.79% 5/15/52	155,000	181,253
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	60,000	64,858
Series 2019-CD8 A4 2.91% 8/15/57	400,000	443,359
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	95,000	108,420
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	45,000	$ 49,306
Series 2016-P3 A4 3.33% 4/15/49	145,000	160,659
Series 2019-C7 A4 3.10% 12/15/72	500,000	562,912
Series 2020-555 A 2.65% 12/10/41	100,000	105,001
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	40,000	41,260
Series 2014-CR19 A5 3.80% 8/10/47	30,000	33,115
Series 2014-CR20 AM 3.94% 11/10/47	85,000	92,706
Series 2015-3BP A 3.18% 2/10/35	100,000	107,778
Series 2015-CR23 A4 3.50% 5/10/48	35,000	38,845
Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.76% 2/10/49	50,000	56,660
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	75,000	83,260
Series 2016-C3 A5 2.89% 8/10/49	45,000	49,333
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.56% 11/10/46	100,000	100,071
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	200,000	211,903
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	30,000	33,623
Series 2017-GS5 A4 3.67% 3/10/50	65,000	73,757
Series 2019-GC39 A4 3.57% 5/10/52	20,000	23,112
Series 2020-GC47 A5 2.38% 5/12/53	35,000	37,351
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	200,000	225,103
Series 2015-C33 A4 3.77% 12/15/48	220,000	248,958
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	75,000	82,919
Series 2017-C7 A5 3.41% 10/15/50	195,000	221,563

LVIP Delaware Wealth Builder Fund–16

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	35,000	$ 34,503
Series 2015-JP1 A5 3.91% 1/15/49	30,000	34,172
Series 2016-JP2 AS 3.06% 8/15/49	60,000	64,167
Series 2016-WIKI A 2.80% 10/5/31	20,000	19,897
Series 2016-WIKI B 3.20% 10/5/31	35,000	34,569
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.49% 9/15/39	16,028	8,014
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	40,000	43,565
Series 2015-C26 A5 3.53% 10/15/48	35,000	38,960
Series 2016-C29 A4 3.33% 5/15/49	35,000	38,734
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.45% 11/12/41	62,003	60,559
Series 2019-L3 A4 3.13% 11/15/52	100,000	111,787
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	65,000	72,751
Series 2016-BNK1 A3 2.65% 8/15/49	60,000	64,856
Series 2017-C38 A5 3.45% 7/15/50	70,000	79,471
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,740,185)		5,074,442
U.S. TREASURY OBLIGATIONS–8.51%
U.S. Treasury Bonds 4.38% 2/15/38	1,310,000	1,945,248
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
•U.S. Treasury Floating Rate 0.25% 1/31/22 (USBMMY3M + 0.15%)	430,000	$ 430,424
U.S. Treasury Inflation Indexed Bonds
0.13% 1/15/30	627,471	699,696
0.13% 7/15/30	1,106,971	1,241,177
U.S. Treasury Notes
0.38% 11/30/25	3,580,000	3,584,195
0.63% 8/15/30	3,150,000	3,069,281
0.88% 11/15/30	1,865,000	1,857,715
^U.S. Treasury Strip Principal 0.00% 5/15/44	1,135,000	780,624
Total U.S. Treasury Obligations (Cost $13,527,405)		13,608,360

	Number of Shares
EXCHANGE-TRADED FUNDS–2.13%
iShares Core MSCI EAFE ETF	1,660	114,690
iShares Global Infrastructure ETF	36,930	1,614,210
iShares Russell 1000 Growth ETF	6,750	1,627,695
Vanguard Mega Cap 300 Growth ETF	240	48,900
Total Exchange-Traded Funds (Cost $3,110,943)		3,405,495
MONEY MARKET FUND–2.43%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	3,888,010	3,888,010
Total Money Market Fund (Cost $3,888,010)		3,888,010

TOTAL INVESTMENTS–100.48% (Cost $141,381,170)	160,712,916
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.48%)	(766,201)
NET ASSETS APPLICABLE TO 13,228,862 SHARES OUTSTANDING–100.00%	$159,946,715
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND STANDARD CLASS ($129,610,375 / 10,715,273 Shares)	$12.096
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND SERVICE CLASS ($30,336,340 / 2,513,589 Shares)	$12.069
LVIP Delaware Wealth Builder Fund–17

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$141,450,193
Distributable earnings/(accumulated loss)	18,496,522
TOTAL NET ASSETS	$159,946,715

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
^ Zero coupon security.
★ Includes $64,000 cash collateral held at broker for futures contracts, $73,912 cash collateral held at brokers for certain open bilateral derivatives, $16,953 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,344,361 payable for securities purchased, $104,227 payable for fund shares redeemed, $74,430 other accrued expenses payable, $96,208 due to manager and affiliates and $4,612 variation margin due to broker on futures contracts as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(24)	U.S. Treasury 10 yr Notes	$(3,313,875)	$(3,310,040)	3/22/21	$ —	$(3,835)
(9)	U.S. Treasury 10 yr Ultra Notes	(1,407,234)	(1,408,873)	3/22/21	1,639	—
Total Futures Contracts					$1,639	$(3,835)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
BB–Barclays Bank
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IT–Information Technology
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LB–Lehman Brothers
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCI–Morgan Stanley Capital International
LVIP Delaware Wealth Builder Fund–18

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–19

LVIP Delaware Wealth Builder Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$2,175,632
Dividends	2,003,798
Foreign taxes withheld	(15,989)
4,163,441
EXPENSES:
Management fees	973,169
Accounting and administration expenses	90,517
Distribution fees-Service Class	70,392
Professional fees	57,675
Pricing fees	53,811
Shareholder servicing fees	44,797
Reports and statements to shareholders	26,425
Custodian fees	21,641
Trustees’ fees and expenses	3,852
Consulting fees	2,374
Other	6,035
1,350,688
Less:
Expenses reimbursed	(183,549)
Total operating expenses	1,167,139
NET INVESTMENT INCOME	2,996,302
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	32,170
Foreign currencies	(9,835)
Futures contracts	(110,571)
Swap contracts	2,529
Net realized loss	(85,707)
Net change in unrealized appreciation (depreciation) of:
Investments	4,914,978
Foreign currencies	4,231
Futures contracts	5,726
Net change in unrealized appreciation (depreciation)	4,924,935
NET REALIZED AND UNREALIZED GAIN	4,839,228
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,835,530
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,996,302	$ 4,414,859
Net realized gain (loss)	(85,707)	5,434,195
Net change in unrealized appreciation (depreciation)	4,924,935	14,824,274
Net increase in net assets resulting from operations	7,835,530	24,673,328
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,906,949)	(10,690,189)
Service Class	(832,000)	(2,169,939)
	(4,738,949)	(12,860,128)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,899,526	4,430,433
Service Class	5,709,567	7,596,850
Reinvestment of dividends and distributions:
Standard Class	3,906,949	10,690,189
Service Class	832,000	2,169,939
	14,348,042	24,887,411
Cost of shares redeemed:
Standard Class	(19,264,374)	(23,728,285)
Service Class	(6,389,623)	(7,266,811)
	(25,653,997)	(30,995,096)
Decrease in net assets derived from capital share transactions	(11,305,955)	(6,107,685)
NET INCREASE (DECREASE) IN NET ASSETS	(8,209,374)	5,705,515
NET ASSETS:
Beginning of year	168,156,089	162,450,574
End of year	$159,946,715	$168,156,089
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–20

LVIP Delaware Wealth Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17 [1]	12/31/16
Net asset value, beginning of period	$ 11.812	$ 11.016	$ 14.723	$ 14.117	$ 14.874
Income (loss) from investment operations:
Net investment income[2]	0.226	0.317	0.383	0.315	0.229
Net realized and unrealized gain (loss)	0.425	1.423	(1.004)	1.406	0.595
Total from investment operations	0.651	1.740	(0.621)	1.721	0.824
Less dividends and distributions from:
Net investment income	(0.233)	(0.345)	(0.366)	(0.340)	(0.246)
Net realized gain	(0.134)	(0.599)	(2.720)	(0.775)	(1.335)
Total dividends and distributions	(0.367)	(0.944)	(3.086)	(1.115)	(1.581)
Net asset value, end of period	$ 12.096	$ 11.812	$ 11.016	$ 14.723	$ 14.117
Total return[3]	5.62%	15.91%	(5.22%)	12.29%	5.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$129,610	$138,568	$137,182	$165,071	$169,567
Ratio of expenses to average net assets	0.71%	0.71%	0.71%	0.76%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.86%	0.92%	0.91%	0.91%
Ratio of net investment income to average net assets	1.99%	2.66%	2.80%	2.11%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	2.51%	2.58%	1.96%	1.38%
Portfolio turnover	106%	126%	112%	148%	86%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–21

LVIP Delaware Wealth Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17 [1]	12/31/16
Net asset value, beginning of period	$ 11.788	$ 10.998	$ 14.708	$ 14.105	$ 14.864
Income (loss) from investment operations:
Net investment income[2]	0.197	0.287	0.346	0.277	0.192
Net realized and unrealized gain (loss)	0.422	1.418	(0.999)	1.403	0.593
Total from investment operations	0.619	1.705	(0.653)	1.680	0.785
Less dividends and distributions from:
Net investment income	(0.204)	(0.316)	(0.337)	(0.302)	(0.209)
Net realized gain	(0.134)	(0.599)	(2.720)	(0.775)	(1.335)
Total dividends and distributions	(0.338)	(0.915)	(3.057)	(1.077)	(1.544)
Net asset value, end of period	$ 12.069	$ 11.788	$ 10.998	$ 14.708	$ 14.105
Total return[3]	5.36%	15.61%	(5.46%)	12.01%	5.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,336	$ 29,588	$ 25,269	$ 27,203	$26,492
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	1.01%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.11%	1.17%	1.16%	1.16%
Ratio of net investment income to average net assets	1.74%	2.41%	2.55%	1.86%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	2.26%	2.33%	1.71%	1.13%
Portfolio turnover	106%	126%	112%	148%	86%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–22

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of the LVIP Delaware Wealth Builder Fund is to seek to provide a responsible level of income and the potential for capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Delaware Wealth Builder Fund–23

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective , LIAC receives a management fee at an annual rate of 0.63% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.71% of the Fund’s average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP Delaware Wealth Builder Fund–24

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 139,418	$ 183,549	$ 322,967
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA.  MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. A reference to “Sub-Adviser” may also include MIMAK with respect to its role as sub-sub-adviser to the Fund.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$9,591
Legal	1,697
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,246 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$16,953
Management fees payable to LIAC	84,816
Distribution fees payable to LFD	6,357
Printing and mailing fees payable to Lincoln Life	1,131
Shareholder servicing fees payable to Lincoln Life	3,904
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $2,502,073, which resulted in net realized gains of $209,699.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Wealth Builder Fund–25

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 99,232,162
Purchases of U.S. government securities	59,602,330
Sales other than U.S. government securities	107,313,934
Sales of U.S. government securities	63,778,594
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$142,112,073
Aggregate unrealized appreciation of investments and derivatives	$ 19,264,519
Aggregate unrealized depreciation of investments and derivatives	(663,424)
Net unrealized appreciation of investments and derivatives	$ 18,601,095
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 3,611,733	$ —	$—	$ 3,611,733
Air Freight & Logistics	136,404	—	—	136,404
Banks	1,944,974	—	—	1,944,974
Biotechnology	289,636	—	—	289,636
Capital Markets	671,920	—	—	671,920
Chemicals	2,074,954	—	—	2,074,954
Communications Equipment	3,693,770	—	—	3,693,770
Consumer Finance	1,973,554	—	—	1,973,554
Diversified Telecommunication Services	3,722,915	—	—	3,722,915
Electric Utilities	1,934,580	—	—	1,934,580
Entertainment	2,067,264	—	—	2,067,264
Equity Real Estate Investment Trusts	6,427,465	—	—	6,427,465
Food & Staples Retailing	56,533	—	—	56,533
Food Products	5,518,249	—	—	5,518,249
Health Care Providers & Services	5,635,372	—	—	5,635,372
LVIP Delaware Wealth Builder Fund–26

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Household Durables	$ 200,537	$ —	$—	$ 200,537
Household Products	345,528	—	—	345,528
Industrial Conglomerates	1,791,359	—	—	1,791,359
Insurance	3,899,085	—	—	3,899,085
Interactive Media & Services	203,473	—	—	203,473
Internet & Direct Marketing Retail	485,097	—	—	485,097
IT Services	2,235,564	—	—	2,235,564
Machinery	1,809,461	—	—	1,809,461
Media	1,864,313	—	—	1,864,313
Multiline Retail	1,728,640	—	—	1,728,640
Oil, Gas & Consumable Fuels	1,837,362	—	—	1,837,362
Pharmaceuticals	6,081,691	—	—	6,081,691
Real Estate Management & Development	43,553	—	—	43,553
Semiconductors & Semiconductor Equipment	4,317,006	—	—	4,317,006
Software	2,681,023	—	—	2,681,023
Specialty Retail	2,518,487	—	—	2,518,487
Technology Hardware, Storage & Peripherals	865,423	—	—	865,423
Tobacco	135,776	—	—	135,776
Developed Markets
Beverages	—	862,920	—	862,920
Chemicals	—	567,256	—	567,256
Commercial Services & Supplies	—	1,057,476	—	1,057,476
Diversified Telecommunication Services	—	274,054	—	274,054
Equity Real Estate Investment Trusts	109,369	—	—	109,369
Food & Staples Retailing	—	947,143	—	947,143
Food Products	—	1,061,666	—	1,061,666
Health Care Providers & Services	—	489,484	—	489,484
Hotels, Restaurants & Leisure	—	278,247	—	278,247
Household Products	—	182,038	—	182,038
Internet & Direct Marketing Retail	25,128	—	—	25,128
Media	—	466,199	—	466,199
Mortgage Real Estate Investment Trusts (REITs)	100,932	—	—	100,932
Multiline Retail	—	183,210	—	183,210
Personal Products	—	146,787	—	146,787
Pharmaceuticals	—	1,097,183	—	1,097,183
Software	—	195,573	—	195,573
Specialty Retail	—	214,539	—	214,539
Textiles, Apparel & Luxury Goods	—	715,362	—	715,362
Tobacco	117,260	—	—	117,260
Wireless Telecommunication Services	—	355,803	—	355,803
Agency Collateralized Mortgage Obligation	—	25	—	25
Agency Commercial Mortgage-Backed Securities	—	946,994	—	946,994
Agency Mortgage-Backed Securities	—	14,546,296	—	14,546,296
Corporate Bonds	—	33,972,148	—	33,972,148
Municipal Bond	—	13,363	—	13,363
Non-Agency Asset-Backed Securities	—	2,909,317	—	2,909,317
Non-Agency Collateralized Mortgage Obligations	—	98,136	—	98,136
Non-Agency Commercial Mortgage-Backed Securities	—	5,074,442	—	5,074,442
U.S. Treasury Obligations	—	13,608,360	—	13,608,360
Exchange-Traded Funds	3,405,495	—	—	3,405,495
LVIP Delaware Wealth Builder Fund–27

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 3,888,010	$ —	$—	$ 3,888,010
Total Investments	$80,448,895	$80,264,021	$—	$160,712,916
Derivatives:

Assets:
Futures Contract	$ 1,639	$—	$—	$ 1,639
Liabilities:
Futures Contract	$(3,835)	$—	$—	$(3,835)
As a result of utilizing International fair value pricing at December 31, 2020, the majority of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, tax treatment of passive foreign investment companies (“PFIC”), Passive Foreign Investment Company Un-reversed Inclusions, straddle loss deferrals and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$2,956,690	$7,674,218
Long-term capital gains	1,782,259	5,185,910
Total	$4,738,949	$12,860,128
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 273,965
Capital loss carryforward	(194,899)
Other temporary differences	(188,249)
Net unrealized appreciation	18,605,705
Distributable earnings/(accumulated loss)	$18,496,522
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$194,899	$194,899
LVIP Delaware Wealth Builder Fund–28

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	343,081	370,182
Service Class	501,539	639,334
Shares reinvested:
Standard Class	331,676	898,493
Service Class	70,915	182,848
	1,247,211	2,090,857
Shares redeemed:
Standard Class	(1,691,068)	(1,990,407)
Service Class	(568,819)	(609,895)
	(2,259,887)	(2,600,302)
Net decrease	(1,012,676)	(509,445)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2020, the Fund posted $64,000 cash collateral for futures contracts.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$1,639	Liabilities net of receivables and other assets	$(3,835)
LVIP Delaware Wealth Builder Fund–29

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(110,571)	$5,726
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	2,529	—
Total		$(108,042)	$5,726
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$554,393	$2,607,726
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had no assets and liabilities subject to offsetting provisions.
8. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP Delaware Wealth Builder Fund–30

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
LVIP Delaware Wealth Builder Fund–31

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Wealth Builder Fund–32

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Delaware Wealth Builder Fund–33

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP Delaware Wealth Builder Fund–34

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Wealth Builder Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA intended to use two affiliated investment advisers, Macquarie Investment Management Global Limited and Macquarie Investment Management Austria Kapitalanlage AG, as sub-subadvisers in connection with the sub-advisory services provided to the Fund. They also reviewed information provided regarding the structure of DIFA’s portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP Delaware Wealth Builder Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered that the Fund’s investment strategy and benchmark changed effective May 2017. The Board noted LIAC’s statement that the Fund’s underperformance was largely attributable to the Fund’s equity allocation, which has a value bias and a relative overweight to the Energy sector. The Board also noted LIAC’s view that it remains comfortable with the Fund and that the performance patterns are in line with expectations given the sub-adviser’s investment process. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Wealth Builder Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Delaware Wealth Builder Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Delaware Wealth Builder Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Delaware Wealth Builder Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Wealth Builder Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Wealth Builder Fund–40

LVIP Dimensional International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Dimensional International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (6.42%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI ACWI ex USA Index (net dividends)1, returned 10.65%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP Dimensional International Equity Managed Volatility Fund predominately invests in non-US developed market equities, with a bias towards smaller sized companies, value-oriented stocks, and companies with higher profitability relative to its market cap weighted benchmark. During the calendar year 2020, the Fund’s value bias was the primary detractor from relative performance as value significantly underperformed growth. However, the rotation from growth to value stocks in the fourth quarter benefited Fund performance, as the market expected an economic recovery. The Fund’s bias to smaller sized companies aided 2020 performance, as smaller capitalization companies outperformed their larger counterparts during the calendar year.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/11 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested,

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
would have increased to $11,428 for the Standard Class shares and to $11,157 for the Service Class shares. For comparison, look at how the MSCI ACWI ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,902. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	- 6.42%
Five Years	+ 3.37%
Inception (5/2/11)	+ 1.39%
Service Class Shares
One Year	- 6.66%
Five Years	+ 3.11%
Inception (5/2/11)	+ 1.14%
1. The MSCI ACWI ex USA® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
2.The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,244.10	0.28%	$1.58
Service Class Shares	1,000.00	1,242.50	0.53%	2.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.28%	$1.42
Service Class Shares	1,000.00	1,022.50	0.53%	2.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	47.61%
Investment Company	47.61%
International Equity Fund	47.61%
Unaffiliated Investments	51.94%
Investment Companies	51.94%
International Equity Fund	47.63%
Money Market Fund	4.31%
Total Investments	99.55%
Receivables and Other Assets Net of Liabilities	0.45%
Total Net Assets	100.00%
LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–47.61%
INVESTMENT COMPANY–47.61%
International Equity Fund–47.61%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional International Core Equity Fund	25,947,359	$ 299,406,569
Total Affiliated Investment (Cost $245,402,591)		299,406,569
UNAFFILIATED INVESTMENTS–51.94%
INVESTMENT COMPANIES–51.94%
International Equity Fund–47.63%
*Dimensional Investment Group– DFA International Value Portfolio	17,745,042	299,536,310
		299,536,310
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.31%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	27,082,729	$ 27,082,729
		27,082,729
Total Unaffiliated Investments (Cost $284,924,449)		326,619,039

TOTAL INVESTMENTS–99.55% (Cost $530,327,040)	626,025,608
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.45%	2,825,916
NET ASSETS APPLICABLE TO 67,549,418 SHARES OUTSTANDING–100.00%	$628,851,524

✧✧ Standard Class shares.
* Class I shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
89	British Pound	$ 7,597,819	$ 7,442,626	3/15/21	$155,193	$ —
81	Euro	12,399,075	12,301,116	3/15/21	97,959	—
74	Japanese Yen	8,962,325	8,899,958	3/15/21	62,367	—
					315,519	—
Equity Contracts:
3	E-mini Russell 2000 Index	296,220	285,239	3/19/21	10,981	—
3	E-mini S&P 500 Index	562,320	549,637	3/19/21	12,683	—
2	E-mini S&P MidCap 400 Index	460,700	447,742	3/19/21	12,958	—
285	Euro STOXX 50 Index	12,360,045	12,188,824	3/19/21	171,221	—
85	FTSE 100 Index	7,462,452	7,555,510	3/19/21	—	(93,058)
35	Nikkei 225 Index (OSE)	9,301,244	8,920,782	3/11/21	380,463	—
					588,306	(93,058)
Total Futures Contracts					$903,825	$(93,058)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Unaffiliated investments, at value	$326,619,039
Affiliated investments, at value	299,406,569
Cash collateral held at broker for futures contracts	3,519,410
Receivable for securities sold	280,455
Receivable for fund shares sold	73,141
Prepaid expenses	1,924
Dividends and interest receivable	620
TOTAL ASSETS	629,901,158
LIABILITIES:
Payable for fund shares redeemed	644,480
Due to manager and affiliates	252,368
Variation margin due to broker on futures contracts	118,986
Other accrued expenses payable	33,800
TOTAL LIABILITIES	1,049,634
TOTAL NET ASSETS	$628,851,524
Unaffiliated investments, at cost	$284,924,449
Affiliated investments, at cost	245,402,591
Standard Class:
Net Assets	$ 21,734,801
Shares Outstanding	2,332,690
Net Asset Value Per Share	$ 9.317
Service Class:
Net Assets	$607,116,723
Shares Outstanding	65,216,728
Net Asset Value Per Share	$ 9.309
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$635,056,756
Distributable earnings/(accumulated loss)	(6,205,232)
TOTAL NET ASSETS	$628,851,524
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 7,464,240
Dividends from affiliated investments	4,752,702
12,216,942
EXPENSES:
Management fees	1,372,599
Distribution fees-Service Class	1,326,070
Shareholder servicing fees	159,222
Accounting and administration expenses	107,569
Reports and statements to shareholders	46,393
Professional fees	34,313
Custodian fees	17,043
Trustees’ fees and expenses	13,553
Consulting fees	3,426
Pricing fees	500
Other	5,363
3,086,051
Less:
Management fees waived	(238,474)
Total operating expenses	2,847,577
NET INVESTMENT INCOME	9,369,365
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of affiliated investments	(12,331,658)
Sale of unaffiliated investments	(19,755,263)
Futures contracts	(38,947,859)
Net realized loss	(71,034,780)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	29,147,658
Unaffiliated investments	15,987,407
Foreign currencies	(33,948)
Futures contracts	660,855
Net change in unrealized appreciation (depreciation)	45,761,972
NET REALIZED AND UNREALIZED LOSS	(25,272,808)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,903,443)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,369,365	$ 13,797,350
Net realized loss	(71,034,780)	(3,629,661)
Net change in unrealized appreciation (depreciation)	45,761,972	72,023,830
Net increase (decrease) in net assets resulting from operations	(15,903,443)	82,191,519
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(351,637)	(509,012)
Service Class	(8,534,165)	(13,229,965)
	(8,885,802)	(13,738,977)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,295,156	1,909,175
Service Class	119,200,176	87,031,485
Reinvestment of dividends and distributions:
Standard Class	351,637	509,012
Service Class	8,534,165	13,229,965
	133,381,134	102,679,637
Cost of shares redeemed:
Standard Class	(2,965,791)	(2,716,014)
Service Class	(68,898,381)	(48,920,305)
	(71,864,172)	(51,636,319)
Increase in net assets derived from capital share transactions	61,516,962	51,043,318
NET INCREASE IN NET ASSETS	36,727,717	119,495,860
NET ASSETS:
Beginning of year	592,123,807	472,627,947
End of year	$628,851,524	$592,123,807
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.120	$ 8.888	$ 10.820	$ 8.760	$ 8.941
Income (loss) from investment operations:
Net investment income[3]	0.160	0.271	0.222	0.220	0.215
Net realized and unrealized gain (loss)	(0.810)	1.224	(1.962)	2.070	(0.047)
Total from investment operations	(0.650)	1.495	(1.740)	2.290	0.168
Less dividends and distributions from:
Net investment income	(0.153)	(0.263)	(0.192)	(0.230)	(0.206)
Net realized gain	—	—	—	—	(0.143)
Total dividends and distributions	(0.153)	(0.263)	(0.192)	(0.230)	(0.349)
Net asset value, end of period	$ 9.317	$ 10.120	$ 8.888	$ 10.820	$ 8.760
Total return[4]	(6.42%)	16.81%	(16.08%)	26.16%	1.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,735	$ 20,047	$ 17,850	$ 19,908	$16,599
Ratio of expenses to average net assets[5]	0.28%	0.28%	0.27%	0.27%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.32%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.95%	2.81%	2.13%	2.23%	2.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	2.77%	2.09%	2.19%	2.39%
Portfolio turnover	20%	5%	2%	7%	61%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.115	$ 8.886	$ 10.817	$ 8.760	$ 8.942
Income (loss) from investment operations:
Net investment income[3]	0.139	0.247	0.195	0.196	0.193
Net realized and unrealized gain (loss)	(0.813)	1.221	(1.956)	2.066	(0.048)
Total from investment operations	(0.674)	1.468	(1.761)	2.262	0.145
Less dividends and distributions from:
Net investment income	(0.132)	(0.239)	(0.170)	(0.205)	(0.184)
Net realized gain	—	—	—	—	(0.143)
Total dividends and distributions	(0.132)	(0.239)	(0.170)	(0.205)	(0.327)
Net asset value, end of period	$ 9.309	$ 10.115	$ 8.886	$ 10.817	$ 8.760
Total return[4]	(6.66%)	16.52%	(16.28%)	25.84%	1.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$607,117	$572,077	$ 454,778	$381,742	$269,578
Ratio of expenses to average net assets[5]	0.53%	0.53%	0.52%	0.52%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.57%	0.57%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.70%	2.56%	1.88%	1.98%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	2.52%	1.84%	1.94%	2.14%
Portfolio turnover	20%	5%	2%	7%	61%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.045% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, the waiver amount was 0.04% of the Fund’s average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$33,647
Legal	5,954
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $36,968 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$108,827
Distribution fees payable to LFD	128,146
Shareholder servicing fees payable to Lincoln Life	15,395
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-47.61%@
International Equity Fund-47.61%@
✧✧LVIP Dimensional International Core Equity Fund	$281,454,090	$55,590,428	$54,453,949	(12,331,658)	$29,147,658	$299,406,569	25,947,359	$4,752,702	$—

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$124,899,756
Sales	101,750,231
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$568,671,066
Aggregate unrealized appreciation of investments and derivatives	$ 57,735,006
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 57,735,006
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$299,406,569	$—	$—	$299,406,569
Unaffiliated Investment Companies	326,619,039	—	—	326,619,039
Total Investments	$626,025,608	$—	$—	$626,025,608
Derivatives:
Assets:
Futures Contracts	$ 903,825	$—	$—	$ 903,825
Liabilities:
Futures Contract	$ (93,058)	$—	$—	$ (93,058)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals andmark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$8,885,802	$13,738,977
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 836,705
Capital loss carryforward	(64,398,578)
Other temporary differences	(380,462)
Net unrealized appreciation	57,737,103
Distributable earnings/(accumulated loss)	$ (6,205,232)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$47,257,664	$17,140,914	$64,398,578
LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	675,071	200,458
Service Class	15,905,058	9,101,649
Shares reinvested:
Standard Class	37,885	50,228
Service Class	921,511	1,306,296
	17,539,525	10,658,631
Shares redeemed:
Standard Class	(361,130)	(278,170)
Service Class	(8,168,795)	(5,030,809)
	(8,529,925)	(5,308,979)
Net increase	9,009,600	5,349,652
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$588,306	Variation margin due to broker on futures contracts	$(93,058)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	315,519	Variation margin due to broker on futures contracts	—
Total		$903,825		$(93,058)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional International Equity Managed Volatility Fund–15

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(45,208,233)	$413,498
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	6,260,374	247,357
Total		$(38,947,859)	$660,855
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$43,860,569	$65,203,085
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Dimensional International Equity Managed Volatility Fund–17

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP Dimensional International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Value funds category and the MSCI ACWI Ex USA Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Value funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP Dimensional International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Dimensional International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Equity Managed Volatility Fund–24

LVIP Dimensional U.S. Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Dimensional U.S. Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 15.30% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 3000® Index1, returned 20.89%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500®Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The Fund utilizes a volatility management overlay and invests in US equities, with a bias towards smaller cap and value-oriented companies relative to its market cap weighted benchmark. During calendar year 2020, exposure to value-oriented securities generally detracted from relative returns.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/11 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,828 for the Standard Class shares and to $22,287 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $33,234. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 15.30%
Five Years	+ 10.98%
Inception (5/2/11)	+ 8.91%
Service Class Shares
One Year	+ 15.01%
Five Years	+ 10.70%
Inception (5/2/11)	+ 8.64%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,241.00	0.31%	$1.75
Service Class Shares	1,000.00	1,239.30	0.56%	3.15
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.31%	$1.58
Service Class Shares	1,000.00	1,022.30	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	57.50%
Investment Company	57.50%
Equity Fund	57.50%
Unaffiliated Investments	42.29%
Investment Companies	42.29%
Equity Fund	37.69%
Money Market Fund	4.60%
Total Investments	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%
LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–57.50%
INVESTMENT COMPANY–57.50%
Equity Fund–57.50%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	36,267,518	$ 593,662,998
Total Affiliated Investment (Cost $364,323,055)		593,662,998
UNAFFILIATED INVESTMENTS–42.29%
INVESTMENT COMPANIES–42.29%
Equity Fund–37.69%
**Dimensional Investment Group– DFA U.S. Large Company Portfolio	13,825,242	389,180,572
		389,180,572
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.60%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	47,517,615	$ 47,517,615
		47,517,615
Total Unaffiliated Investments (Cost $259,377,625)		436,698,187

TOTAL INVESTMENTS–99.79% (Cost $623,700,680)	1,030,361,185
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.21%	2,158,737
NET ASSETS APPLICABLE TO 54,941,363 SHARES OUTSTANDING–100.00%	$1,032,519,922

✧✧ Standard Class shares.
** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
35	E-mini Russell 2000 Index	$ 3,455,900	$ 3,332,847	3/19/21	$ 123,053	$—
205	E-mini S&P 500 Index	38,425,200	37,559,780	3/19/21	865,420	—
36	E-mini S&P MidCap 400 Index	8,292,600	8,066,272	3/19/21	226,328	—
Total Futures Contracts					$1,214,801	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$ 593,662,998
Unaffiliated investments, at value	436,698,187
Cash collateral held at broker for futures contracts	3,246,100
Variation margin due from broker on futures contracts	275,923
Receivable for securities sold	69,056
Receivable for fund shares sold	4,410
Prepaid expenses	3,285
Dividends and interest receivable	1,091
TOTAL ASSETS	1,033,961,050
LIABILITIES:
Payable for fund shares redeemed	958,809
Due to manager and affiliates	447,488
Other accrued expenses payable	34,831
TOTAL LIABILITIES	1,441,128
TOTAL NET ASSETS	$1,032,519,922
Affiliated investments, at cost	$ 364,323,055
Unaffiliated investments, at cost	259,377,625
Standard Class:
Net Assets	$ 29,852,916
Shares Outstanding	1,586,669
Net Asset Value Per Share	$ 18.815
Service Class:
Net Assets	$1,002,667,006
Shares Outstanding	53,354,694
Net Asset Value Per Share	$ 18.792
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 694,047,382
Distributable earnings/(accumulated loss)	338,472,540
TOTAL NET ASSETS	$1,032,519,922
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 7,096,305
Dividends from unaffiliated investments	6,362,933
Interest	141,412
13,600,650
EXPENSES:
Management fees	2,341,234
Distribution fees-Service Class	2,274,979
Shareholder servicing fees	271,583
Accounting and administration expenses	136,273
Reports and statements to shareholders	58,433
Professional fees	39,073
Custodian fees	24,659
Trustees’ fees and expenses	23,089
Consulting fees	3,595
Pricing fees	359
Other	11,227
5,184,504
Less:
Management fees waived	(31,639)
Total operating expenses	5,152,865
NET INVESTMENT INCOME	8,447,785
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	7,699,205
Sale of unaffiliated investments	8,965,776
Distributions from unaffiliated investment companies	8,499,958
Futures contracts	(7,028,348)
Net realized gain	18,136,591
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	71,562,362
Unaffiliated investments	39,656,606
Futures contracts	494,663
Net change in unrealized appreciation (depreciation)	111,713,631
NET REALIZED AND UNREALIZED GAIN	129,850,222
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,298,007
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,447,785	$ 8,947,921
Net realized gain (loss)	18,136,591	(56,949,986)
Net change in unrealized appreciation (depreciation)	111,713,631	206,316,991
Net increase in net assets resulting from operations	138,298,007	158,314,926
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(297,144)	(311,375)
Service Class	(7,766,076)	(8,631,222)
	(8,063,220)	(8,942,597)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,984,998	3,545,282
Service Class	58,514,348	114,123,262
Reinvestment of dividends and distributions:
Standard Class	297,144	311,375
Service Class	7,766,076	8,631,222
	69,562,566	126,611,141
Cost of shares redeemed:
Standard Class	(4,860,189)	(2,921,925)
Service Class	(147,731,539)	(83,807,726)
	(152,591,728)	(86,729,651)
Increase (decrease) in net assets derived from capital share transactions	(83,029,162)	39,881,490
NET INCREASE IN NET ASSETS	47,205,625	189,253,819
NET ASSETS:
Beginning of year	985,314,297	796,060,478
End of year	$1,032,519,922	$985,314,297
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 16.485	$ 13.943	$ 15.292	$ 12.972	$ 12.919
Income (loss) from investment operations:
Net investment income[3]	0.185	0.189	0.173	0.169	0.180
Net realized and unrealized gain (loss)	2.334	2.540	(1.365)	2.318	1.181
Total from investment operations	2.519	2.729	(1.192)	2.487	1.361
Less dividends and distributions from:
Net investment income	(0.189)	(0.187)	(0.157)	(0.167)	(0.159)
Net realized gain	—	—	—	—	(1.149)
Total dividends and distributions	(0.189)	(0.187)	(0.157)	(0.167)	(1.308)
Net asset value, end of period	$ 18.815	$ 16.485	$ 13.943	$ 15.292	$ 12.972
Total return[4]	15.30%	19.58%	(7.79%)	19.17%	11.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,853	$ 27,715	$ 22,548	$ 26,961	$ 23,926
Ratio of expenses to average net assets[5]	0.31%	0.31%	0.31%	0.30%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.31%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	1.14%	1.24%	1.11%	1.20%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.24%	1.11%	1.20%	1.33%
Portfolio turnover	12%	10%	7%	6%	41%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 16.469	$ 13.933	$ 15.280	$ 12.965	$ 12.915
Income (loss) from investment operations:
Net investment income[3]	0.144	0.151	0.134	0.134	0.147
Net realized and unrealized gain (loss)	2.325	2.535	(1.360)	2.313	1.178
Total from investment operations	2.469	2.686	(1.226)	2.447	1.325
Less dividends and distributions from:
Net investment income	(0.146)	(0.150)	(0.121)	(0.132)	(0.126)
Net realized gain	—	—	—	—	(1.149)
Total dividends and distributions	(0.146)	(0.150)	(0.121)	(0.132)	(1.275)
Net asset value, end of period	$ 18.792	$ 16.469	$ 13.933	$ 15.280	$ 12.965
Total return[4]	15.01%	19.28%	(8.02%)	18.87%	10.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,002,667	$957,599	$773,513	$741,295	$551,466
Ratio of expenses to average net assets[5]	0.56%	0.56%	0.56%	0.55%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.56%	0.56%	0.56%	0.55%	0.55%
Ratio of net investment income to average net assets	0.89%	0.99%	0.86%	0.95%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.89%	0.99%	0.86%	0.95%	1.08%
Portfolio turnover	12%	10%	7%	6%	41%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005%
LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$57,595
Legal	10,192
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $43,336 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$212,140
Distribution fees payable to LFD	210,238
Shareholder servicing fees payable to Lincoln Life	25,110
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-57.50%@
Equity Fund-57.50%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$562,705,148	$59,401,661	$107,705,378	$7,699,205	$71,562,362	$593,662,998	36,267,518	$7,096,305	$—

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$107,212,075
Sales	189,345,377
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$629,218,512
Aggregate unrealized appreciation of investments and derivatives	$401,142,675
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$401,142,675
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 593,662,998	$—	$—	$ 593,662,998
Unaffiliated Investment Companies	436,698,187	—	—	436,698,187
Total Investments	$1,030,361,185	$—	$—	$1,030,361,185
Derivatives:
Assets:
Futures Contracts	$ 1,214,801	$—	$—	$ 1,214,801
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$8,063,220	$8,942,597
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 797,127
Capital loss carryforward	(63,467,263)
Other temporary differences	4
Net unrealized appreciation	401,142,672
Distributable earnings/(accumulated loss)	$338,472,540
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$49,519,032	$13,948,231	$63,467,263
In 2020, the Fund utilized $ 18,995,251 of capital loss carryforwards.
LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	191,132	235,628
Service Class	3,724,644	7,579,043
Shares reinvested:
Standard Class	16,020	18,898
Service Class	419,934	524,635
	4,351,730	8,358,204
Shares redeemed:
Standard Class	(301,737)	(190,435)
Service Class	(8,935,332)	(5,475,342)
	(9,237,069)	(5,665,777)
Net increase (decrease)	(4,885,339)	2,692,427
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$1,214,801	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional U.S. Equity Managed Volatility Fund–14

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,028,348)	$494,663
Average Volume of Derivatives–The table below summarizes the average balance of monthly derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$29,533,513	$110,650,772
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP Dimensional U.S. Equity Managed Volatility Fund–17

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP Dimensional U.S. Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP Dimensional U.S. Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Dimensional U.S. Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Equity Managed Volatility Fund–23

LVIP Dimensional/Vanguard Allocation Funds
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Dimensional/Vanguard Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP Dimensional/Vanguard Total Bond Fund returned 5.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.
The LVIP Vanguard Domestic Equity ETF Fund returned 19.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 3000® Index2, returned 20.89%.
The LVIP Vanguard International Equity ETF Fund returned 10.89% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3, returned 10.65%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index4 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)5 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure, investing all its assets in mutual funds and exchange-traded funds, which invest in US and foreign investment grade fixed income securities. During calendar year 2020, the Fund’s shorter duration positioning versus the benchmark detracted from performance, as interest rates declined across the curve. The Fund focuses on short maturity, high quality, and liquid fixed income securities. Performance has been in line with market conditions.
This LVIP Vanguard Domestic Equity ETF Fund is a domestic all cap equity ETF fund. The Fund invests predominately in Vanguard equity exchange-traded funds across a broad range of domestic asset classes. The Fund has similar exposures to its benchmark and performance has been in line with expectations.
The Vanguard International Equity ETF Fund operates under a fund of funds structure. It currently consists of seven Vanguard equity exchange-traded funds. The Fund maintains static weights to the underlying ETFs, which results in modest sector and country weight differences versus its prospectus benchmark. During the calendar year 2020, the Fund’s underlying allocations to Emerging Markets and Developed Asia Pacific stocks contributed positively to relative performance. However, an underlying allocation to global real estate stocks detracted from relative performance.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional/Vanguard Total Bond Fund
Growth of $10,000 invested 5/2/11 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,286 for the Standard Class shares and to $12,970 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,333. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.68%
Five Years	+ 3.58%
Inception (5/2/11)	+ 2.98%
Service Class Shares
One Year	+ 5.42%
Five Years	+ 3.32%
Inception (5/2/11)	+ 2.72%
LVIP Vanguard Domestic Equity ETF Fund
Growth of $10,000 invested 5/2/11 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,989 for the Standard Class shares and to $30,253 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $33,234. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 19.82%
Five Years	+ 14.87%
Inception (5/2/11)	+ 12.40%
Service Class Shares
One Year	+ 19.53%
Five Years	+ 14.58%
Inception (5/2/11)	+ 12.12%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard International Equity ETF Fund
Growth of $10,000 invested 5/2/11 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,595 for the Standard Class shares and to $15,222 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,902. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 10.89%
Five Years	+ 8.99%
Inception (5/2/11)	+ 4.70%
Service Class Shares
One Year	+ 10.61%
Five Years	+ 8.72%
Inception (5/2/11)	+ 4.44%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.
3.The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performancein the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
4.The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Dimensional/Vanguard Total Bond Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,013.60	0.26%	$1.32
Service Class Shares	1,000.00	1,012.30	0.51%	2.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.26%	$1.32
Service Class Shares	1,000.00	1,022.60	0.51%	2.59
LVIP Vanguard Domestic Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,241.90	0.26%	$1.47
Service Class Shares	1,000.00	1,240.40	0.51%	2.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.26%	$1.32
Service Class Shares	1,000.00	1,022.60	0.51%	2.59
LVIP Vanguard International Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,244.60	0.27%	$1.52
Service Class Shares	1,000.00	1,243.00	0.52%	2.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.37
Service Class Shares	1,000.00	1,022.50	0.52%	2.64

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Dimensional/Vanguard Total Bond Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	29.70%
Investment Companies	29.70%
Fixed Income Funds	28.19%
Money Market Fund	1.51%
Unaffiliated Investments	70.51%
Investment Companies	70.51%
Fixed Income Funds	69.83%
Money Market Fund	0.68%
Total Investments	100.21%
Liabilities Net of Receivables and Other Assets	(0.21%)
Total Net Assets	100.00%
LVIP Vanguard Domestic Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.55%
Equity Funds	100.16%
Money Market Fund	0.39%
Total Investments	100.55%
Liabilities Net of Receivables and Other Assets	(0.55%)
Total Net Assets	100.00%
LVIP Vanguard International Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.12%
International Equity Funds	100.12%
Total Investments	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%
LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Total Bond Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–29.70%
INVESTMENT COMPANIES–29.70%
Fixed Income Funds–28.19%
**DFA Intermediate Term Extended Quality Portfolio	17,863,730	$ 213,828,845
**DFA VA Global Bond Portfolio	4,171,707	44,345,253
**DFA VA Short-Term Fixed Portfolio	5,428,521	55,370,916
		313,545,014
Money Market Fund–1.51%
✧✧LVIP Government Money Market Fund - (seven-day effective yield 0.00%)	1,678,995	16,789,948
Total Affiliated Investments (Cost $307,552,118)		330,334,962
UNAFFILIATED INVESTMENTS–70.51%
INVESTMENT COMPANIES–70.51%
Fixed Income Funds–69.83%
**DFA Inflation Protected Securities Portfolio	1,710,003	22,640,437
**DFA One-Year Fixed Income Portfolio	8,602,427	88,604,994
**DFA Two-Year Global Fixed Income Portfolio	12,250,430	121,769,274
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Long-Term Bond ETF	298,345	$ 32,710,546
Vanguard Mortgage-Backed Securities ETF	2,460,085	133,016,796
Vanguard Short-Term Corporate Bond ETF	534,228	44,474,481
Vanguard Total Bond Market ETF	3,780,115	333,368,342
		776,584,870
Money Market Fund–0.68%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	7,632,773	7,632,773
		7,632,773
Total Unaffiliated Investments (Cost $747,620,456)		784,217,643

TOTAL INVESTMENTS–100.21% (Cost $1,055,172,574)	1,114,552,605
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.21%)	(2,388,222)
NET ASSETS APPLICABLE TO 99,287,969 SHARES OUTSTANDING–100.00%	$1,112,164,383

** Institutional Class shares.
✧✧ Standard Class shares.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
ETF–Exchange-Traded Fund
VA–Variable Annuity
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Vanguard Domestic Equity ETF Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.55%
Equity Funds–100.16%
Vanguard Dividend Appreciation ETF	500,404	$ 70,642,033
Vanguard Mega Cap 300 Growth ETF	939,090	191,339,588
Vanguard Mega Cap 300 Value ETF	1,924,404	167,076,755
Vanguard Mid-Cap Growth ETF	148,079	31,403,114
Vanguard Mid-Cap Value ETF	249,494	29,679,806
Vanguard Real Estate ETF	179,745	15,265,743
Vanguard Small-Cap Growth ETF	112,794	30,190,442
Vanguard Small-Cap Value ETF	203,962	29,005,436
Vanguard Total Stock Market ETF	1,253,958	244,070,385
		808,673,302
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.39%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	3,154,165	$ 3,154,165
		3,154,165
Total Investment Companies (Cost $464,492,053)		811,827,467

TOTAL INVESTMENTS–100.55% (Cost $464,492,053)	811,827,467
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.55%)	(4,417,969)
NET ASSETS APPLICABLE TO 30,727,276 SHARES OUTSTANDING–100.00%	$807,409,498

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Vanguard International Equity ETF Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.12%
International Equity Funds–100.12%
Vanguard FTSE All World ex-US Small-Cap ETF	206,613	$ 25,173,728
Vanguard FTSE All-World ex-US ETF	2,288,201	133,539,410
Vanguard FTSE Developed Markets ETF	2,519,949	118,966,792
Vanguard FTSE Emerging Markets ETF	1,284,231	64,352,816
Vanguard FTSE European ETF	1,063,804	64,083,553
Vanguard FTSE Pacific ETF	877,749	69,860,043
Vanguard Global ex-U.S. Real Estate ETF	355,638	19,314,700
Total Investment Companies (Cost $405,878,789)		495,291,042

TOTAL INVESTMENTS–100.12% (Cost $405,878,789)	495,291,042
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(600,260)
NET ASSETS APPLICABLE TO 39,747,146 SHARES OUTSTANDING–100.00%	$494,690,782

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Allocation Funds
Statements of Assets and Liabilities
December 31, 2020
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Unaffiliated investments, at value	$ 784,217,643	$811,827,467	$495,291,042
Affiliated investments, at value	330,334,962	—	—
Receivable for fund shares sold	404,053	129,856	287,594
Prepaid expenses	3,675	4,202	1,495
Dividends and interest receivable	172	6	21
Receivable for securities sold	—	98,229	134,913
TOTAL ASSETS	1,114,960,505	812,059,760	495,715,065
LIABILITIES:
Payable for securities purchased	2,275,801	3,251,764	28,098
Due to manager and affiliates	404,446	244,936	152,882
Payable for fund shares redeemed	86,811	1,126,856	711,360
Other accrued expenses payable	29,064	26,706	25,374
Due to custodian	—	—	106,569
TOTAL LIABILITIES	2,796,122	4,650,262	1,024,283
TOTAL NET ASSETS	$1,112,164,383	$807,409,498	$494,690,782
Unaffiliated investments, at cost	$ 747,620,456	$464,492,053	$405,878,789
Affiliated investments, at cost	307,552,118	—	—
Standard Class:
Net Assets	$ 188,655,656	$372,061,120	$213,261,529
Shares Outstanding	16,835,782	14,149,138	17,124,196
Net Asset Value Per Share	$ 11.206	$ 26.296	$ 12.454
Service Class:
Net Assets	$ 923,508,727	$435,348,378	$281,429,253
Shares Outstanding	82,452,187	16,578,138	22,622,950
Net Asset Value Per Share	$ 11.201	$ 26.260	$ 12.440
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,055,740,540	$461,673,460	$407,151,959
Distributable earnings/(accumulated loss)	56,423,843	345,736,038	87,538,823
TOTAL NET ASSETS	$1,112,164,383	$807,409,498	$494,690,782
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Allocation Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$12,397,599	$ 7,794,744	$ 9,472,075
Dividends from affiliated investments	5,661,523	3,932,668	—
Interest	7,006	3,281	3,677
	18,066,128	11,730,693	9,475,752
EXPENSES:
Management fees	2,560,888	1,690,682	1,033,791
Distribution fees-Service Class	2,140,527	935,912	605,466
Shareholder servicing fees	297,063	196,119	119,920
Accounting and administration expenses	126,226	96,902	77,940
Reports and statements to shareholders	64,285	23,288	32,868
Professional fees	35,904	30,719	27,556
Trustees’ fees and expenses	25,155	16,305	10,050
Custodian fees	19,011	13,716	7,930
Consulting fees	2,937	2,734	2,547
Pricing fees	167	140	96
Other	7,432	9,930	4,102
	5,279,595	3,016,447	1,922,266
Less:
Management fees waived	(512,178)	(338,136)	(206,758)
Total operating expenses	4,767,417	2,678,311	1,715,508
NET INVESTMENT INCOME	13,298,711	9,052,382	7,760,244
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(257,219)	(1,304,543)	—
Sale of unaffiliated investments	431,970	4,143,584	8,051,891
Distributions from affiliated investment companies	1,496,796	—	—
Distributions from unaffiliated investment companies	1,805,030	—	—
Net realized gain	3,476,577	2,839,041	8,051,891
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	13,792,948	(40,422,743)	—
Unaffiliated investments	22,011,076	164,310,629	37,813,173
Net change in unrealized appreciation (depreciation)	35,804,024	123,887,886	37,813,173
NET REALIZED AND UNREALIZED GAIN	39,280,601	126,726,927	45,865,064
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,579,312	$135,779,309	$53,625,308
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Dimensional/Vanguard Allocation Funds
Statements of Changes in Net Assets
	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 13,298,711	$ 20,034,112	$ 9,052,382	$ 8,420,534	$ 7,760,244	$ 10,840,846
Net realized gain (loss)	3,476,577	(397,768)	2,839,041	944,617	8,051,891	(944,167)
Net change in unrealized appreciation (depreciation)	35,804,024	40,824,649	123,887,886	134,926,640	37,813,173	61,901,091
Net increase in net assets resulting from operations	52,579,312	60,460,993	135,779,309	144,291,791	53,625,308	71,797,770
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,832,778)	(3,688,749)	(5,590,907)	(6,844,840)	(4,108,110)	(4,709,045)
Service Class	(11,791,072)	(18,183,091)	(5,634,110)	(8,516,846)	(4,863,554)	(6,646,264)
	(14,623,850)	(21,871,840)	(11,225,017)	(15,361,686)	(8,971,664)	(11,355,309)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	61,468,129	35,205,840	61,184,680	68,347,479	36,457,225	32,815,618
Service Class	189,402,475	178,684,297	58,419,698	71,605,986	38,835,544	57,002,536
Reinvestment of dividends and distributions:
Standard Class	2,832,778	3,688,749	5,590,907	6,844,840	4,108,110	4,709,045
Service Class	11,791,072	18,183,091	5,634,110	8,516,846	4,863,554	6,646,264
	265,494,454	235,761,977	130,829,395	155,315,151	84,264,433	101,173,463
Cost of shares redeemed:
Standard Class	(33,724,116)	(12,003,215)	(34,998,365)	(22,114,919)	(15,431,350)	(10,473,731)
Service Class	(133,021,001)	(82,598,041)	(71,707,194)	(62,764,116)	(41,729,105)	(37,279,844)
	(166,745,117)	(94,601,256)	(106,705,559)	(84,879,035)	(57,160,455)	(47,753,575)
Increase in net assets derived from capital share transactions	98,749,337	141,160,721	24,123,836	70,436,116	27,103,978	53,419,888
NET INCREASE IN NET ASSETS	136,704,799	179,749,874	148,678,128	199,366,221	71,757,622	113,862,349
NET ASSETS:
Beginning of year	975,459,584	795,709,710	658,731,370	459,365,149	422,933,160	309,070,811
End of year	$1,112,164,383	$975,459,584	$ 807,409,498	$658,731,370	$494,690,782	$422,933,160
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Total Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.766	$ 10.268	$ 10.519	$ 10.414	$ 10.373
Income (loss) from investment operations:
Net investment income[1]	0.168	0.267	0.259	0.212	0.189
Net realized and unrealized gain (loss)	0.444	0.501	(0.276)	0.094	0.030
Total from investment operations	0.612	0.768	(0.017)	0.306	0.219
Less dividends and distributions from:
Net investment income	(0.164)	(0.269)	(0.229)	(0.196)	(0.178)
Net realized gain	(0.008)	(0.001)	(0.005)	(0.005)	—
Total dividends and distributions	(0.172)	(0.270)	(0.234)	(0.201)	(0.178)
Net asset value, end of period	$ 11.206	$ 10.766	$ 10.268	$ 10.519	$ 10.414
Total return[2]	5.68%	7.48%	(0.15%)	2.94%	2.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$188,656	$151,894	$119,199	$92,668	$70,429
Ratio of expenses to average net assets[3]	0.26%	0.26%	0.26%	0.25%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.31%	0.30%	0.28%
Ratio of net investment income to average net assets	1.50%	2.49%	2.50%	2.00%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.45%	2.44%	2.45%	1.95%	1.72%
Portfolio turnover	13%	5%	6%	3%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Total Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.763	$ 10.268	$ 10.519	$ 10.414	$ 10.374
Income (loss) from investment operations:
Net investment income[1]	0.140	0.240	0.233	0.186	0.162
Net realized and unrealized gain (loss)	0.443	0.500	(0.275)	0.093	0.029
Total from investment operations	0.583	0.740	(0.042)	0.279	0.191
Less dividends and distributions from:
Net investment income	(0.137)	(0.244)	(0.204)	(0.169)	(0.151)
Net realized gain	(0.008)	(0.001)	(0.005)	(0.005)	—
Total dividends and distributions	(0.145)	(0.245)	(0.209)	(0.174)	(0.151)
Net asset value, end of period	$ 11.201	$ 10.763	$ 10.268	$ 10.519	$ 10.414
Total return[2]	5.42%	7.20%	(0.39%)	2.69%	1.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$923,509	$823,566	$676,511	$619,133	$511,283
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.51%	0.50%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.56%	0.55%	0.53%
Ratio of net investment income to average net assets	1.25%	2.24%	2.25%	1.75%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	2.19%	2.20%	1.70%	1.47%
Portfolio turnover	13%	5%	6%	3%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 22.284	$ 17.549	$ 18.804	$ 15.890	$ 14.444
Income (loss) from investment operations:
Net investment income[1]	0.331	0.336	0.305	0.286	0.273
Net realized and unrealized gain (loss)	4.081	4.964	(1.233)	2.920	1.479
Total from investment operations	4.412	5.300	(0.928)	3.206	1.752
Less dividends and distributions from:
Net investment income	(0.329)	(0.334)	(0.285)	(0.266)	(0.256)
Net realized gain	(0.071)	(0.231)	(0.042)	(0.026)	(0.050)
Total dividends and distributions	(0.400)	(0.565)	(0.327)	(0.292)	(0.306)
Net asset value, end of period	$ 26.296	$ 22.284	$ 17.549	$ 18.804	$ 15.890
Total return[2]	19.82%	30.29%	(4.93%)	20.17%	12.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$372,061	$283,135	$178,279	$139,832	$ 86,644
Ratio of expenses to average net assets[3]	0.26%	0.26%	0.26%	0.25%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.31%	0.30%	0.29%
Ratio of net investment income to average net assets	1.47%	1.64%	1.57%	1.64%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.59%	1.52%	1.59%	1.77%
Portfolio turnover	15%	11%	17%	9%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 22.262	$ 17.538	$ 18.789	$ 15.881	$ 14.439
Income (loss) from investment operations:
Net investment income[1]	0.274	0.284	0.256	0.241	0.235
Net realized and unrealized gain (loss)	4.067	4.954	(1.226)	2.915	1.476
Total from investment operations	4.341	5.238	(0.970)	3.156	1.711
Less dividends and distributions from:
Net investment income	(0.272)	(0.283)	(0.239)	(0.222)	(0.219)
Net realized gain	(0.071)	(0.231)	(0.042)	(0.026)	(0.050)
Total dividends and distributions	(0.343)	(0.514)	(0.281)	(0.248)	(0.269)
Net asset value, end of period	$ 26.260	$ 22.262	$ 17.538	$ 18.789	$ 15.881
Total return[2]	19.53%	29.96%	(5.17%)	19.87%	11.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$435,348	$375,597	$281,086	$264,722	$191,843
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.51%	0.50%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets	1.22%	1.39%	1.32%	1.39%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.17%	1.34%	1.27%	1.34%	1.52%
Portfolio turnover	15%	11%	17%	9%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.453	$ 9.645	$ 11.590	$ 9.207	$ 9.086
Income (loss) from investment operations:
Net investment income[1]	0.216	0.336	0.286	0.272	0.239
Net realized and unrealized gain (loss)	1.030	1.804	(1.990)	2.334	0.098
Total from investment operations	1.246	2.140	(1.704)	2.606	0.337
Less dividends and distributions from:
Net investment income	(0.245)	(0.332)	(0.241)	(0.223)	(0.216)
Total dividends and distributions	(0.245)	(0.332)	(0.241)	(0.223)	(0.216)
Net asset value, end of period	$ 12.454	$ 11.453	$ 9.645	$ 11.590	$ 9.207
Total return[2]	10.89%	22.20%	(14.71%)	28.31%	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$213,262	$167,736	$ 117,360	$ 99,927	$63,645
Ratio of expenses to average net assets[3]	0.27%	0.27%	0.27%	0.27%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.32%	0.32%	0.32%	0.31%
Ratio of net investment income to average net assets	2.02%	3.12%	2.56%	2.54%	2.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.97%	3.07%	2.51%	2.49%	2.56%
Portfolio turnover	19%	5%	12%	9%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Vanguard International Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.445	$ 9.641	$ 11.585	$ 9.205	$ 9.085
Income (loss) from investment operations:
Net investment income[1]	0.189	0.309	0.258	0.245	0.215
Net realized and unrealized gain (loss)	1.024	1.801	(1.986)	2.331	0.099
Total from investment operations	1.213	2.110	(1.728)	2.576	0.314
Less dividends and distributions from:
Net investment income	(0.218)	(0.306)	(0.216)	(0.196)	(0.194)
Total dividends and distributions	(0.218)	(0.306)	(0.216)	(0.196)	(0.194)
Net asset value, end of period	$ 12.440	$ 11.445	$ 9.641	$ 11.585	$ 9.205
Total return[2]	10.61%	21.90%	(14.92%)	27.99%	3.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$281,429	$255,198	$ 191,711	$170,403	$101,748
Ratio of expenses to average net assets[3]	0.52%	0.52%	0.52%	0.52%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.57%	0.57%	0.57%	0.56%
Ratio of net investment income to average net assets	1.77%	2.87%	2.31%	2.29%	2.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	2.82%	2.26%	2.24%	2.31%
Portfolio turnover	19%	5%	12%	9%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETFs®. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.
The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETFs investments, the Funds may invest in individual securities, such as money market instruments.
Financial statements for the Underlying Funds and the underlying ETFs can be found at www.sec.gov.
The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$62,719	$40,965	$25,140
Legal	11,096	7,245	4,447
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$53,730	$15,953	$28,001
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had liabilities payable to affiliates as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$185,222	$134,625	$82,230
Distribution fees payable to LFD	192,366	90,791	58,729
Shareholder servicing fees payable to Lincoln Life	26,858	19,520	11,923
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP Dimensional/Vanguard Total Bond Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-29.70%@
Fixed Income Funds-28.19%@
**DFA Intermediate Term Extended Quality Portfolio	$184,849,329	$53,728,293	$37,759,710	$ (53,185)	$13,064,118	$213,828,845	17,863,730	$5,272,882	$1,496,174
**DFA VA Global Bond Portfolio	39,092,112	9,233,425	4,536,811	(138,509)	695,036	44,345,253	4,171,707	11,628	—
**DFA VA Short-Term Fixed Portfolio	48,885,134	12,475,903	5,958,390	(65,525)	33,794	55,370,916	5,428,521	322,378	—
Money Market Fund-1.51%@
✧✧LVIP Government Money Market Fund	19,543,161	4,822,975	7,576,188	—	—	16,789,948	1,678,995	54,635	622
Total	$292,369,736	$80,260,596	$55,831,099	$(257,219)	$13,792,948	$330,334,962		$5,661,523	$1,496,796

@ As a percentage of Net Assets as of December 31, 2020.
** Institutional Class shares.
✧✧ Standard Class shares.
LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Vanguard Domestic Equity ETF Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Equity Fund-0.00%@
×Vanguard Mega Cap 300 Value ETF	$138,083,879	$36,218,132	$10,014,565	$(1,304,543)	$(40,422,743)	$—	—	$3,932,668	$—

@ As a percentage of Net Assets as of December 31, 2020.
× Issuer is no longer an affiliate of the Fund at December 31, 2020.
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$233,817,279	$122,906,761	$104,365,785
Sales	136,474,737	100,800,199	77,490,844
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$1,061,095,363	$470,729,445	$416,090,627
Aggregate unrealized appreciation of investments	$ 53,689,263	$341,098,022	$ 79,200,415
Aggregate unrealized depreciation of investments	(232,021)	—	—
Net unrealized appreciation of investments	$ 53,457,242	$341,098,022	$ 79,200,415
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investments:
Assets:
Affiliated Investment Companies	$ 330,334,962	$ —	$ —
Unaffiliated Investment Companies	784,217,643	811,827,467	495,291,042
Total Investments	$1,114,552,605	$811,827,467	$495,291,042
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to return of capital on investments and tax deferral of losses due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2020
Ordinary income	$14,486,572	$10,501,007	$ 8,194,021
Long-term capital gains	137,278	724,010	777,643
Total	$14,623,850	$11,225,017	$ 8,971,664
Year ended December 31, 2019
Ordinary income	$21,871,840	$ 9,633,302	$11,355,309
Long-term capital gains	—	5,728,384	—
Total	$21,871,840	$15,361,686	$11,355,309
LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed ordinary income	$ —	$ 131,953	$ —
Undistributed long-term capital gains	2,966,602	4,506,060	8,338,408
Other temporary differences	(2)	1	(1)
Net unrealized appreciation	53,457,243	341,098,024	79,200,416
Distributable earnings/(accumulated loss)	$56,423,843	$345,736,038	$87,538,823
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2020, the Funds had utilized the following capital loss carryforward:
	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Capital loss carryforward utilized	$—	$—	$1,711,406
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	5,529,770	3,276,743	2,795,799	3,313,632	3,569,771	3,045,233
Service Class	16,991,712	16,674,150	2,757,944	3,523,726	3,851,974	5,300,512
Shares reinvested:
Standard Class	253,071	341,947	215,841	313,201	331,811	411,958
Service Class	1,053,843	1,685,917	218,122	391,588	393,702	582,212
	23,828,396	21,978,757	5,987,706	7,542,147	8,147,258	9,339,915
Shares redeemed:
Standard Class	(3,056,001)	(1,118,576)	(1,568,295)	(1,079,912)	(1,422,706)	(980,023)
Service Class	(12,112,314)	(7,728,924)	(3,269,505)	(3,071,354)	(3,920,738)	(3,469,574)
	(15,168,315)	(8,847,500)	(4,837,800)	(4,151,266)	(5,343,444)	(4,449,597)
Net increase	8,660,081	13,131,257	1,149,906	3,390,881	2,803,814	4,890,318
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was
LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 7. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
8. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP Dimensional/Vanguard Allocation Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Dimensional/Vanguard Allocation Funds–26

LVIP Dimensional/Vanguard Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods ended March 31, 2020. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation, tracking error and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity Fund
The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
LVIP Dimensional/Vanguard Allocation Funds–27

LVIP Dimensional/Vanguard Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2021. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was lower than the median net investment management fee of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
LVIP Dimensional/Vanguard Total Bond Fund
The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that the Fund has a shorter duration and higher quality bias relative to the peer group, which has detracted from performance as interest rates have declined over the past five years. The Board also noted LIAC’s view that it believes the Fund has the potential to achieve its performance objective over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC has implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Dimensional/Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional/Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Dimensional/Vanguard Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional/Vanguard Allocation Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional/Vanguard Allocation Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional/Vanguard Allocation Funds–33

LVIP Dimensional International Core Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Dimensional International Core Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 6.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI World ex USA® Index (net dividends)1, returned 7.59%.
In U.S. dollar terms, developed ex U.S. markets had positive performance for the year, but trailed both the U.S. and emerging markets.
Most developed ex U.S. market currencies, particularly the Australian dollar and the euro, appreciated relative to the U.S. dollar. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the developed ex U.S. market.
Along the market capitalization dimension, small caps (MSCI World ex USA@ Small Cap Index, (net dividends2)) outperformed large caps (MSCI World ex USA@ Index, net dividends) by 5.2%. Mid caps (MSCI World ex USA@ Mid Cap Index, (net dividends3)), a subset of the MSCI World ex USA@ Index universe, underperformed small caps by 2.7% and outperformed large caps by 2.5%.
Along the relative price dimension, large cap value stocks (MSCI World ex USA@ Value Index, (net dividends4 )) underperformed large cap growth stocks (MSCI World ex USA@ Growth Index, (net dividends5)) by 21.6%, and small cap value stocks (MSCI World ex USA@ Small Cap Value Index, net (dividends6)) underperformed small cap growth stocks (MSCI World ex USA@ Small Cap Growth Index, (net dividends7)) by 20.4%.
Among large caps, stocks with higher profitability outperformed stocks with lower profitability. Among small caps, stocks with higher profitability underperformed stocks with lower profitability.
With small cap stocks outperforming large cap stocks, the Fund’s inclusion of and emphasis on small cap stocks contributed positively to performance relative to the index (which is primarily composed of large and mid-cap stocks). With low relative price (value) stocks underperforming high relative price (growth) stocks, the Fund’s greater emphasis on value stocks detracted from relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex U.S. equity markets rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed S. Fogdall
Allen Pu
Bhanu P. Singh
Mary T. Phillips
William B. Collins-Dean
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund
2020 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional International Core Equity Fund
Growth of $10,000 invested 5/1/15 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,871 for the Standard Class shares and to $12,686 for the Service Class shares. For comparison, look at how the MSCI World ex USA® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $12,932. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 6.86%
Five Years	+ 7.22%
Inception (5/1/15)	+ 4.55%
Service Class Shares
One Year	+ 6.61%
Five Years	+ 6.95%
Inception (5/1/15)	+ 4.28%
1. The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2. The MSCI World ex USA® Small Cap Index (net dividends) captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14%of the free float-adjusted market capitalization in each country.
3. The MSCI World ex USA® Mid Cap Index (net dividends) captures mid-cap representation across 22 of 23 Developed Markets (DM) countries* excluding the US. With 573 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in each country.
4. The MSCI World ex USA® Value Index (net dividends) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
5. The MSCI World ex USA® Growth Index (net dividends) captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.
6. The MSCI World ex USA Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22 Developed Markets (DM) countries (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data—sales, book value, earnings and cash earnings—rather than market prices. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.
7. The MSCI World ex USA® Small Cap Growth Index (net dividends) captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,246.10	0.65%	$3.67
Service Class Shares	1,000.00	1,244.60	0.90%	5.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.65%	$3.30
Service Class Shares	1,000.00	1,020.60	0.90%	4.57

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	99.02%
Australia	6.56%
Austria	0.50%
Belgium	1.15%
Canada	9.68%
Chile	0.04%
China	0.00%
Colombia	0.05%
Denmark	2.28%
Finland	1.53%
France	7.71%
Germany	6.95%
Greenland	0.13%
Hong Kong	2.45%
Ireland	1.04%
Isle Of Man	0.10%
Israel	0.83%
Italy	2.65%
Japan	23.22%
Jersey	0.02%
Luxembourg	0.18%
Macau	0.06%
Mexico	0.02%
Mongolia	0.02%
Netherlands	3.45%
New Zealand	0.56%
Norway	0.85%
Portugal	0.19%
Singapore	0.83%
Spain	2.23%
Sweden	3.48%
Switzerland	7.41%
Taiwan	0.00%
United Arab Emirates	0.00%
United Kingdom	12.74%
United States	0.11%
Preferred Stocks	0.55%
Rights	0.01%
Warrants	0.00%
Money Market Fund	0.00%
Total Investments	99.58%
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.93%
Air Freight & Logistics	0.60%
Airlines	0.26%
Auto Components	2.07%
Automobiles	2.73%
Banks	6.96%
Beverages	1.22%
Biotechnology	0.47%
Building Products	1.22%
Capital Markets	2.50%
Chemicals	4.42%
Commercial Services & Supplies	1.30%
Communications Equipment	0.29%
Construction & Engineering	2.11%
Construction Materials	1.06%
Consumer Finance	0.29%
Containers & Packaging	0.68%
Distributors	0.19%
Diversified Consumer Services	0.13%
Diversified Financial Services	0.67%
Diversified Telecommunication Services	2.28%
Electric Utilities	1.76%
Electrical Equipment	1.26%
Electronic Equipment, Instruments & Components	1.75%
Energy Equipment & Services	0.34%
Entertainment	0.70%
Food & Staples Retailing	2.50%
Food Products	3.23%
Gas Utilities	0.51%
Health Care Equipment & Supplies	1.54%
Health Care Providers & Services	1.05%
Health Care Technology	0.22%
Hotels, Restaurants & Leisure	1.92%
Household Durables	1.85%
Household Products	0.34%
Independent Power and Renewable Electricity Producers	0.44%
Industrial Conglomerates	0.70%
Insurance	3.95%
Interactive Media & Services	0.42%
Internet & Direct Marketing Retail	0.39%
IT Services	2.12%
Leisure Products	0.34%
Life Sciences Tools & Services	0.43%
Machinery	4.10%
Marine	0.39%
Media	1.37%
Metals & Mining	5.34%
LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Multiline Retail	0.77%
Multi-Utilities	0.79%
Oil, Gas & Consumable Fuels	4.19%
Paper & Forest Products	0.70%
Personal Products	0.82%
Pharmaceuticals	3.58%
Professional Services	1.98%
Real Estate Management & Development	2.50%
Road & Rail	1.27%
Semiconductors & Semiconductor Equipment	2.00%
Software	1.36%
Specialty Retail	1.54%
Technology Hardware, Storage & Peripherals	0.41%
Textiles, Apparel & Luxury Goods	1.98%
Thrifts & Mortgage Finance	0.20%
Tobacco	0.52%
Trading Companies & Distributors	1.92%
Transportation Infrastructure	0.53%
Unknown G3	0.00%
Water Utilities	0.13%
Wireless Telecommunication Services	1.05%
Total	99.58%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.24%
Toyota Motor	0.84%
Roche Holding	0.61%
LVMH Moet Hennessy Louis Vuitton	0.51%
Sony	0.45%
AIA Group	0.45%
Rio Tinto ADR	0.42%
Novartis	0.41%
Koninklijke Ahold Delhaize	0.40%
Royal Bank of Canada (New York Shares)	0.40%
Total	5.73%

ADR–American Depositary Receipt
IT–Information Technology

LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.02%
Australia–6.56%
†A2B Australia	7,280	$ 6,727
Accent Group	23,197	41,362
Adairs	13,303	33,974
Adbri	25,861	66,890
†Afterpay	546	49,635
AGL Energy	8,805	81,273
†Ainsworth Game Technology	6,705	2,482
†Alliance Aviation Services	9,515	28,132
ALS	24,219	178,779
Altium	3,169	83,220
Alumina	30,997	43,949
Alumina ADR	2,200	12,320
†AMA Group	30,307	18,796
†Amaysim Australia	19,169	11,242
AMP	165,223	198,552
Ampol	13,679	299,962
Ansell	6,355	169,882
†AP Eagers	8,934	91,582
APA Group	17,380	129,315
Appen	977	18,654
ARB	3,648	86,783
Aristocrat Leisure	10,419	250,170
Asaleo Care	43,396	45,166
ASX	1,403	77,862
Atlas Arteria	28,390	142,757
†Atrium European Real Estate	7,353	22,572
Aurelia Metals	66,930	22,235
Aurizon Holdings	131,158	394,055
AusNet Services	51,033	69,164
Austal	16,268	33,564
Australia & New Zealand Banking Group	29,618	519,741
†Australian Agricultural	17,102	14,512
Australian Ethical Investment	4,085	15,871
Australian Finance Group	18,733	37,936
Australian Pharmaceutical Industries	32,365	30,687
Bank of Queensland	34,292	204,860
Bapcor	13,800	82,988
Beach Energy	151,652	211,541
Bega Cheese	21,396	84,349
Bell Financial Group	20,472	28,783
Bendigo & Adelaide Bank	41,996	302,548
BHP Group	45,795	1,496,331
BHP Group ADR	32,302	1,816,109
Bingo Industries	29,799	55,816
†Blackmores	676	39,348
BlueScope Steel	26,924	363,603
†Boral	62,537	239,435
Brambles	27,686	227,089
Bravura Solutions	9,650	24,032
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Breville Group	5,327	$ 104,849
Brickworks	5,099	75,730
Capitol Health	68,459	14,571
†Cardno	10,023	2,595
carsales.com	13,775	212,769
Cedar Woods Properties	3,615	17,459
†Challenger	22,713	112,864
†Champion Iron	7,053	25,920
†CIMIC Group	1,187	22,328
Cleanaway Waste Management	104,872	189,828
Clinuvel Pharmaceuticals	147	2,529
Coca-Cola Amatil	26,611	265,155
†Cochlear	1,016	148,250
Codan	12,182	105,182
Coles Group	26,437	369,363
=†Collection House	36,814	11,549
Collins Foods (Australian Securities Exchange)	10,696	79,647
Commonwealth Bank of Australia	17,627	1,120,407
Computershare	25,619	288,294
†Cooper Energy	81,617	24,563
†Corporate Travel Management	2,822	38,348
Costa Group Holdings	14,141	44,520
†Credit Corp Group	3,675	84,267
†Crown Resorts	15,931	118,566
CSL	4,920	1,074,983
CSR	42,583	172,480
Data#3	4,130	17,914
†Decmil Group	11,164	5,469
†Deterra Royalties	22,529	83,370
Dicker Data	3,055	24,659
†Domain Holdings Australia	15,060	52,103
Domino's Pizza Enterprises	3,634	243,289
†Downer EDI	46,563	191,332
†Eclipx Group	16,633	22,772
Elders	7,620	57,968
†Emeco Holdings	23,831	20,923
†Energy World	39,810	2,271
EQT Holdings	636	12,976
†Estia Health	23,316	31,829
†EVENT Hospitality and Entertainment	5,920	43,373
Evolution Mining	58,477	225,041
†Flight Centre Travel Group	4,808	58,999
Fortescue Metals Group	79,533	1,436,557
†G8 Education	76,969	70,085
†Genworth Mortgage Insurance Australia	15,397	28,287
GrainCorp Class A	14,156	45,743
GUD Holdings	3,849	34,788
LVIP Dimensional International Core Equity Fund–6

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
GWA Group	14,620	$ 39,463
Hansen Technologies	12,748	36,549
Harvey Norman Holdings	31,910	115,316
†Healius	32,532	93,336
†HT&E	22,200	31,746
HUB24	3,266	53,850
†Humm Group	18,761	16,256
†Huon Aquaculture Group	5,170	10,602
†IDP Education	6,152	94,296
IGO	53,136	261,876
†Iluka Resources	22,529	113,129
Imdex	35,738	47,595
†Incitec Pivot	85,816	150,948
Infomedia	19,919	29,640
Inghams Group	21,678	52,077
†Insurance Australia Group	45,913	166,621
†Intega Group	10,023	2,125
Integral Diagnostics	11,537	38,534
Integrated Research	6,964	14,300
InvoCare	6,909	61,015
IOOF Holdings	61,746	167,423
IPH	9,773	48,398
IRESS	8,627	70,864
†IVE Group	13,275	14,604
†Japara Healthcare	13,564	6,496
JB Hi-Fi	8,291	311,285
Johns Lyng Group	8,230	20,114
Jupiter Mines	61,368	14,445
Kogan	2,792	40,962
LendLease Group	18,933	191,428
Lifestyle Communities	3,480	34,321
Link Administration Holdings (Australian Securities Exchange)	42,680	182,337
†Lovisa Holdings	2,325	20,433
†Lynas	23,250	71,637
MACA	15,811	14,857
Macmahon Holdings	102,720	21,043
Macquarie Group	3,729	398,031
Magellan Financial Group	4,300	178,099
†Mayne Pharma Group	92,739	24,651
†McMillan Shakespeare	6,278	59,856
McPherson's	9,847	10,327
Medibank	154,970	358,932
†Medusa Mining	34,142	20,273
†Mesoblast	24,142	41,676
†Metals X	32,061	3,464
Metcash	83,260	217,184
Mineral Resources	13,235	382,663
†MMA Offshore	447,188	10,335
Monadelphous Group	3,551	36,787
Monash IVF Group	25,246	15,316
Money3	12,830	28,771
Mortgage Choice	11,418	12,655
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†Myer Holdings	88,520	$ 19,822
†MyState	5,471	20,856
National Australia Bank	32,684	569,808
Navigator Global Investments	10,799	14,477
Netwealth Group	7,114	87,765
†New Hope	36,510	39,928
Newcrest Mining	7,220	144,095
†NEXTDC	4,758	44,898
nib holdings	25,227	115,754
Nick Scali	2,060	15,347
Nine Entertainment	85,642	153,320
Northern Star Resources	24,095	235,504
NRW Holdings	32,810	73,776
†Nufarm	15,085	47,703
OFX Group	8,551	8,071
Oil Search	38,732	111,003
OM Holdings	23,197	10,528
Omni Bridgeway	11,321	37,340
†oOh!media	48,209	61,748
Orica	6,358	74,362
Origin Energy	42,203	154,943
Orora	57,100	118,775
OZ Minerals	27,702	404,684
Pact Group Holdings	10,178	20,792
Peet	38,309	35,296
Pendal Group	13,114	66,042
Perenti Global	37,686	39,982
Perpetual	3,451	92,550
†Perseus Mining	96,454	96,695
Platinum Asset Management	14,872	46,806
†Praemium	19,514	9,929
Premier Investments	5,944	107,835
Pro Medicus	2,911	76,731
PWR Holdings	7,683	26,831
†Qantas Airways	21,730	81,482
QBE Insurance Group	36,307	236,664
Ramelius Resources	60,311	78,510
†Ramsay Health Care	3,862	185,572
REA Group	988	113,173
Reece	4,569	51,919
†Regis Healthcare	6,738	9,789
Regis Resources	48,039	138,627
†Reject Shop	2,536	13,506
Reliance Worldwide	13,168	41,231
†Resolute Mining	69,900	42,895
†Ridley	36,736	25,891
Rio Tinto (Australian Securities Exchange)	9,742	856,726
Sandfire Resources	13,634	56,353
Santos	100,909	488,673
†Saracen Mineral Holdings	41,311	151,579
SeaLink Travel Group	4,852	25,115

LVIP Dimensional International Core Equity Fund–7

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†SEEK	3,994	$ 87,568
Select Harvests	8,499	34,177
†Senex Energy	51,921	12,668
Servcorp	2,368	5,496
Service Stream	21,301	29,601
Seven Group Holdings	4,010	72,415
†Seven West Media	80,912	20,694
SG Fleet Group	11,452	21,823
†Sigma Healthcare	68,311	32,379
†Silver Lake Resources	56,622	78,142
†Sims	12,538	129,647
SmartGroup	2,355	12,420
Sonic Healthcare	8,707	215,732
South32	109,903	210,043
†Southern Cross Media Group	16,431	28,321
Spark Infrastructure Group	73,567	119,609
=†SpeedCast International	13,963	1,594
SRG Global	36,425	11,726
St Barbara	60,609	110,251
†Star Entertainment Group	62,242	176,657
Steadfast Group	38,699	119,079
Suncorp Group	33,299	250,591
Super Retail Group	14,826	120,488
†Sydney Airport	19,204	95,056
†Tabcorp Holdings	60,205	181,261
Tassal Group	16,917	43,754
Technology One	17,176	108,717
Telstra	63,266	145,297
†TPG Telecom	23,933	132,923
Transurban Group	20,623	217,321
Treasury Wine Estates	14,589	105,534
†Tuas	11,966	6,919
United Malt Grp	16,206	51,219
†Virtus Health	5,888	24,199
Vita Group	16,062	13,323
†Vocus Group	47,042	146,204
†Webjet	10,586	41,461
Wesfarmers	17,293	672,129
Western Areas	21,947	44,613
†Westgold Resources	27,322	55,720
Westpac Banking	39,033	580,862
†Whitehaven Coal	62,311	79,190
Woodside Petroleum	17,671	310,049
Woolworths Group	17,949	544,042
Worley	16,705	147,549
†WPP AUNZ	29,030	15,548
		31,848,052
Austria–0.50%
Agrana Beteiligungs	660	12,997
ANDRITZ	4,494	206,010
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Austria (continued)
AT&S Austria Technologie & Systemtechnik	2,359	$ 74,999
†BAWAG Group AG	1,669	77,630
CA Immobilien Anlagen	3,370	128,429
†Erste Group Bank	6,185	188,412
EVN	1,365	29,581
†Kapsch TrafficCom	264	4,225
†Lenzing	898	90,467
Mayr Melnhof Karton	417	84,056
Oesterreichische Post	2,358	82,487
OMV	7,701	307,602
Palfinger	713	22,431
†POLYTEC Holding	1,389	12,680
†Porr	855	13,482
†Raiffeisen Bank International	10,645	216,324
Rosenbauer International	188	8,337
S IMMO	2,366	49,022
Schoeller-Bleckmann Oilfield Equipment	676	25,633
†Semperit Holding	457	13,467
Strabag	1,807	62,804
Telekom Austria	13,782	106,577
UBM Development	240	10,496
UNIQA Insurance Group	11,469	90,098
Verbund	481	40,864
Vienna Insurance Group	3,253	82,660
voestalpine	9,005	321,394
Wienerberger	2,483	79,110
†Zumtobel Group	1,947	14,509
		2,456,783
Belgium–1.15%
Ackermans & van Haaren	1,865	280,121
Ageas	10,725	569,574
†AGFA-Gevaert	9,812	46,844
†Anheuser-Busch InBev	12,763	890,432
†Anheuser-Busch InBev ADR	1,200	83,892
Barco	1,155	25,126
Bekaert	2,228	73,681
†bpost	6,706	69,316
†Cie d'Entreprises CFE	740	75,968
Colruyt	3,086	182,732
†Deceuninck	2,600	6,145
D'ieteren	2,761	228,112
Econocom Group	6,908	20,813
Elia Group	1,188	141,800
Euronav	19,454	156,327
EVS Broadcast Equipment	1,163	23,727
†Exmar	2,088	7,015
Fagron	4,288	99,718
Gimv	1,582	96,647
Immobel	390	32,572

LVIP Dimensional International Core Equity Fund–8

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Belgium (continued)
†Jensen-Group	278	$ 8,205
†KBC Group	6,526	456,697
†Kinepolis Group	664	28,160
Lotus Bakeries	22	98,905
Melexis	1,085	105,754
†Ontex Group	5,670	76,227
Orange Belgium	3,417	91,078
Picanol	88	6,495
Proximus	8,914	176,081
Recticel	4,441	58,035
Resilux	61	10,656
†Sioen Industries	782	20,999
†Sipef	408	21,541
Solvay Class A	5,180	610,901
Telenet Group Holding	1,893	80,966
TER Beke	48	6,656
†Tessenderlo Group	1,566	62,445
UCB	1,283	132,530
Umicore	7,923	380,819
Van de Velde	150	4,196
VGP	160	23,977
		5,571,885
Canada–9.68%
†5N Plus	6,300	14,601
Absolute Software	1,400	16,663
Acadian Timber Class C	800	10,119
†Advantage Oil & Gas	8,323	11,181
Aecon Group	4,300	55,266
Ag Growth International	900	21,077
AGF Management Class B	5,000	23,882
Agnico Eagle Mines	2,452	172,891
AirBoss of America	1,300	16,096
Alamos Gold Class A	30,395	265,752
Alaris Equity Partners Income	3,689	43,790
†Alcanna	1,420	6,604
Algoma Central	1,600	17,497
Algonquin Power & Utilities	15,704	258,478
Alimentation Couche-Tard Class B	14,400	490,747
AltaGas	16,234	238,747
Altius Minerals	2,700	29,038
Altus Group	796	30,729
†Amerigo Resources	14,300	8,987
Andrew Peller Class A	1,500	12,350
†Aphria	18,600	128,712
ARC Resources	31,100	146,594
†Argonaut Gold	16,363	35,222
†Aritzia	5,300	107,382
Atco Class I	2,800	80,267
†Athabasca Oil	26,708	3,567
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†ATS Automation Tooling Systems	3,100	$ 54,431
†Aurora Cannabis	761	6,326
†AutoCanada	1,479	27,433
B2Gold	101,560	568,876
Badger Daylighting	2,900	86,642
Bank of Montreal	2,343	178,141
Bank of Montreal (New York Shares)	9,396	714,378
Bank of Nova Scotia	1,800	97,290
Bank of Nova Scotia (New York Shares)	20,891	1,128,950
Barrick Gold (New York Shares)	6,977	158,936
†Bausch Health	14,262	296,650
†Baytex Energy	33,894	18,373
BCE	1,429	61,105
BCE (New York Shares)	1,620	69,336
Birchcliff Energy	22,653	31,500
Bird Construction	3,322	20,878
†Black Diamond Group	2,500	5,342
†BlackBerry	5,967	39,564
†BlackBerry (New York Shares)	34,951	231,725
BMTC Group	600	5,845
†Bonterra Energy	2,713	4,625
Boralex Class A	4,896	181,701
Brookfield Asset Management (New York Shares) Class A	2,786	114,978
BRP	2,241	148,012
†CAE	2,800	77,583
†CAE (New York Shares)	7,974	221,199
Calian Group	600	31,185
Cameco	9,736	130,410
Cameco (New York Shares)	12,937	173,356
Canaccord Genuity Group	7,526	65,983
Canacol Energy	13,100	38,593
†Canada Goose Holdings	3,868	115,150
Canadian Imperial Bank of Commerce	7,331	626,150
Canadian Imperial Bank of Commerce	6,405	547,435
Canadian National Railway	8,653	950,681
Canadian Natural Resources	71,279	1,714,005
Canadian Pacific Railway	1,243	430,936
Canadian Tire Class A	1,284	168,789
Canadian Utilities Class A	3,145	76,815
Canadian Western Bank	6,945	156,152
†Canfor	6,500	117,346
†Canfor Pulp Products	2,900	18,636
†Canopy Growth	3,118	76,828

LVIP Dimensional International Core Equity Fund–9

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
CanWel Building Materials Group	6,028	$ 36,322
Capital Power	4,788	131,577
†Capstone Mining	14,500	27,111
†Cardinal Energy	4,400	2,834
Cascades	8,787	100,441
CCL Industries Class B	5,600	254,242
†Celestica	10,108	81,572
†Cenovus Energy	14,310	87,126
†Cenovus Energy	11,110	67,104
Centerra Gold	13,627	157,799
Cervus Equipment	700	7,017
†CES Energy Solutions	18,401	18,504
†CGI	6,059	480,602
†China Gold International Resources	14,900	21,304
CI Financial	16,000	198,350
†Cineplex	5,656	41,190
†Clearwater Seafoods	2,700	17,415
Cogeco	600	38,642
Cogeco Communications	1,366	105,017
Colliers International Group	2,486	221,509
Computer Modelling Group	8,100	31,054
Constellation Software	400	519,419
†Copper Mountain Mining	18,300	26,022
Corby Spirit & Wine	700	9,294
Corus Entertainment Class B	19,156	64,410
Crescent Point Energy	40,727	95,026
Crescent Point Energy	2,503	5,857
†Crew Energy	5,725	2,519
†CRH Medical	1,667	3,884
†Denison Mines	25,260	16,669
†Descartes Systems Group	300	17,544
Dexterra Group	2,620	13,358
Dollarama	5,600	228,241
†Dorel Industries Class B	1,100	12,902
DREAM Unlimited Class A	4,119	68,763
Dundee Precious Metals	9,200	66,132
ECN Capital	23,630	120,108
E-L Financial Class L	139	83,619
†Eldorado Gold	16,921	224,448
Element Fleet Management	33,535	352,501
Emera	4,709	200,139
Empire	7,238	197,824
Enbridge	8,043	257,232
Enbridge	7,520	240,565
†Endeavour Mining	6,951	161,748
Enerflex	7,900	40,713
Enerplus	12,700	39,709
Enerplus	8,901	27,860
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Enghouse Systems	3,200	$ 154,985
†Ensign Energy Services	9,100	6,506
Equitable Group	556	44,117
†ERO Copper	1,900	30,480
Evertz Technologies	1,800	18,694
Exchange Income	808	23,258
Exco Technologies	2,400	17,403
Extendicare	8,400	43,818
Fairfax Financial Holdings	628	214,045
Fiera Capital	3,700	31,044
Finning International	11,000	233,585
First National Financial	1,200	39,104
First Quantum Minerals	20,911	375,376
FirstService	1,900	259,963
Fortis	2,463	100,617
Fortis (New York Shares)	3,390	138,380
†Fortuna Silver Mines	13,227	108,692
Franco-Nevada	598	74,947
†Frontera Energy	5,800	14,626
†Galiano Gold	4,900	5,505
†Gamehost	1,600	7,303
†GDI Integrated Facility Services	600	20,962
Genworth MI Canada	2,441	83,246
George Weston	4,161	310,808
Gibson Energy	9,872	159,453
†Gildan Activewear	7,809	218,645
goeasy	900	68,336
†Golden Star Resources	3,060	11,323
†GoldMoney	6,400	12,419
†Gran Tierra Energy	33,675	12,434
†Great Canadian Gaming	3,973	135,711
Great-West Lifeco	7,495	178,705
Hardwoods Distribution	1,800	35,805
†Heroux-Devtek	2,187	24,226
High Liner Foods	2,452	21,382
†Home Capital Group	4,312	100,610
Hudbay Minerals	17,163	120,138
Husky Energy	11,284	55,848
Hydro One	4,900	110,288
Ia Financial	8,323	360,801
†IAMGOLD	30,700	112,632
†IAMGOLD Corporation	7,100	26,057
†IBI Group	2,100	13,512
IGM Financial	5,103	138,349
†Imperial Metals	3,600	14,424
Imperial Oil	5,528	105,178
Information Services	1,000	15,641
Innergex Renewable Energy	7,251	155,912
Intact Financial	1,839	217,750
Inter Pipeline	18,300	170,650
†Interfor	7,236	135,124
†International Petroleum	5,091	11,239

LVIP Dimensional International Core Equity Fund–10

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Intertape Polymer Group	4,327	$ 82,060
Jamieson Wellness	2,000	56,768
†Just Energy Group	168	786
†Karora Resources, Inc.	8,800	26,063
K-Bro Linen	800	24,492
†Kelt Exploration	13,500	19,090
Keyera	14,976	266,130
†Kinaxis	900	127,509
Kinross Gold	118,832	871,939
Kirkland Lake Gold	12,304	508,438
Lassonde Industries Class A	400	54,373
Laurentian Bank of Canada	3,487	85,470
Leon's Furniture	2,194	35,558
Linamar	4,576	242,371
Loblaw	4,733	233,545
†Lucara Diamond	28,465	11,628
Lundin Mining	50,809	451,050
Magellan Aerospace	1,000	6,890
Magna International	3,400	240,690
Magna International (New York Shares)	15,921	1,127,207
†Mainstreet Equity	200	12,424
†Major Drilling Group International	6,566	39,667
Manulife Financial	23,153	411,985
Maple Leaf Foods	5,022	111,337
Martinrea International	9,900	115,574
†Mav Beauty Brands	2,800	10,779
†MEG Energy	17,838	62,361
Methanex	200	9,190
Methanex (New York Shares)	2,761	127,227
Metro Class A	5,671	253,054
Morguard	86	7,800
Morneau Shepell	2,000	48,755
†Mountain Province Diamonds	4,500	2,121
†MTY Food Group Class I	600	27,316
Mullen Group	8,500	72,787
National Bank of Canada	14,622	822,940
Neo Performance Materials	2,700	29,229
†New Gold	59,077	129,952
NFI Group	3,600	68,131
Norbord	2,200	95,040
North American Construction Group	1,200	11,728
North American Construction Group (New York Shares)	1,200	11,856
North West	3,800	96,843
Northland Power	6,846	245,626
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Nutrien	1,100	$ 52,922
Nutrien (New York Shares)	13,621	655,987
†NuVista Energy	9,000	6,646
†OceanaGold	40,614	78,490
Onex	4,296	246,575
Open Text	6,159	279,988
Osisko Gold Royalties	5,320	67,414
Osisko Gold Royalties (New York Shares)	2,306	29,240
Pan American Silver	10,356	357,160
†Paramount Resources Class A	4,400	17,283
†Parex Resources	13,860	190,767
Park Lawn	1,100	24,145
Parkland	9,221	292,589
Pason Systems	5,362	33,194
Pembina Pipeline	2,484	58,739
Pembina Pipeline (New York Shares)	12,140	287,232
Peyto Exploration & Development	14,495	33,251
†Photon Control	9,100	14,441
Pinnacle Renewable Energy	2,902	20,724
Pizza Pizza Royalty	900	6,505
†Points International	700	10,080
Polaris Infrastructure	900	12,522
Pollard Banknote	800	22,462
†Precision Drilling	955	15,715
†Premier Gold Mines	23,496	55,561
Premium Brands Holdings	1,900	150,355
†Pretium Resources	7,271	83,428
Quarterhill	21,100	42,435
Quebecor Class B	7,600	195,597
†Real Matters	5,000	75,458
†Recipe Unlimited	1,200	15,791
Restaurant Brands International	3,369	205,912
RF Capital Group	4,457	6,093
Richelieu Hardware	3,600	93,443
Ritchie Bros Auctioneers	4,000	278,200
Rogers Communications Class B	500	23,278
Rogers Communications (New York Shares) Class B	8,360	389,492
†Roxgold	25,200	31,874
Royal Bank of Canada	13,875	1,140,063
Royal Bank of Canada (New York Shares)	23,644	1,940,227
Russel Metals	3,940	70,356
†Sandstorm Gold	4,329	31,016
Saputo	5,833	163,273
Secure Energy Services	14,200	27,443

LVIP Dimensional International Core Equity Fund–11

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Seven Generations Energy Class A	21,796	$ 113,184
Shaw Communications Class B	25,977	456,156
†ShawCor	5,185	14,338
†Shopify Class A	200	225,834
Sienna Senior Living	3,200	35,547
†Sierra Wireless	900	13,095
†Sierra Wireless (Nasdaq Stock Market)	1,955	28,563
Sleep Country Canada Holdings	2,800	58,226
SNC-Lavalin Group	9,570	163,372
†Spin Master	1,100	25,070
†SSR Mining	13,025	261,544
†SSR Mining (New York Shares)	2,603	52,346
Stantec	2,500	81,075
Stantec (New York Shares)	2,136	69,356
†Stelco Holdings	2,870	51,249
Stella-Jones	4,800	174,518
†Storm Resources	6,000	10,276
Sun Life Financial (New York Shares)	10,645	473,277
Suncor Energy	7,848	131,632
Suncor Energy (New York Shares)	22,079	370,486
†SunOpta	4,163	48,582
Superior Plus	13,700	131,091
†Tamarack Valley Energy	22,160	22,110
†Taseko Mines	18,300	23,865
TC Energy	21,220	863,981
†Teck Resources Class B	16,854	305,859
Teck Resources (New York Shares) Class B	13,295	241,304
†TeraGo	1,800	9,050
†Teranga Gold	9,160	98,300
TerraVest Industries	900	11,299
TFI International	6,800	350,070
Thomson Reuters	400	32,738
Thomson Reuters (New York Shares)	1,700	139,213
Tidewater Midstream and Infrastructure	18,184	11,714
Timbercreek Financial	8,565	58,204
=†Topicus	744	2,811
†TORC Oil & Gas	13,034	27,954
†Torex Gold Resources	6,800	101,981
Toromont Industries	3,600	252,274
Toronto-Dominion Bank	6,688	377,878
Toronto-Dominion Bank (New York Shares)	19,230	1,084,957
†Total Energy Services	3,299	8,501
Tourmaline Oil	23,200	312,760
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
TransAlta	17,688	$ 134,373
TransAlta (New York Shares)	11,388	86,435
TransAlta Renewables	4,964	84,859
Transcontinental Class A	7,600	122,457
†Trican Well Service	12,870	16,986
†Trisura Group	500	34,987
†Uni-Select	3,100	19,751
†Vermilion Energy	3,928	17,528
†Vermilion Energy (New York Shares)	7,129	31,724
Wajax	3,200	42,963
†Wesdome Gold Mines	14,900	124,313
West Fraser Timber	3,700	237,714
†Western Forest Products	44,500	44,748
Westshore Terminals Investment	4,267	52,261
Wheaton Precious Metals (New York Shares)	2,973	124,093
Whitecap Resources	36,400	138,977
†WildBrain	9,347	13,144
Winpak	1,695	57,019
WSP Global	2,616	247,831
Yamana Gold	56,509	322,742
Yellow Pages	2,300	22,640
		46,990,132
Chile–0.04%
Antofagasta	10,131	198,762
		198,762
China–0.00%
BOE Varitronix	37,000	13,617
		13,617
Colombia–0.05%
†Millicom International Cellular SDR	5,792	227,833
		227,833
Denmark–2.28%
†ALK-Abello Class A	332	136,753
†Alm Brand	4,979	59,969
Ambu Class B	1,430	61,432
AP Moller - Maersk Class A	44	90,894
AP Moller - Maersk Class B	62	137,966
†Bang & Olufsen	4,116	22,727
†Bavarian Nordic	1,477	45,031
†Brodrene Hartmann	211	17,300
Carlsberg Class B	3,065	491,357
†Chr Hansen Holding	2,409	248,902
Coloplast Class B	1,356	207,372
†Columbus	4,653	8,524
D/S Norden	2,354	42,576

LVIP Dimensional International Core Equity Fund–12

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
†Danske Bank	17,951	$ 296,683
†Demant	4,470	176,680
†Dfds	2,301	103,939
†Drilling	701	21,952
DSV Panalpina	2,238	376,122
†FLSmidth & Co.	2,804	107,222
†Genmab	1,490	604,186
GN Store Nord	5,520	440,022
H Lundbeck	4,889	167,370
†H+H International Class B	1,148	24,844
†ISS	10,565	181,735
†Jyske Bank	4,513	172,326
†Matas	3,162	44,842
†Netcompany Group	1,147	117,622
†Nilfisk Holding	2,249	48,580
†NKT	1,305	58,128
NNIT	488	9,737
Novo Nordisk ADR	2,700	188,595
Novo Nordisk Class B	24,610	1,716,772
Novozymes Class B	7,307	416,206
Orsted	1,480	302,816
†Pandora	9,193	1,028,860
Per Aarsleff Holding Class B	1,112	55,744
Ringkjoebing Landbobank	2,075	188,686
Rockwool International Class A	281	94,295
Rockwool International Class B	431	161,304
Royal Unibrew	3,206	371,251
RTX	299	11,541
Scandinavian Tobacco Group Class A	6,206	105,837
Schouw & Co.	1,091	110,310
SimCorp	2,948	438,298
Solar Class B	701	41,422
†Spar Nord Bank	6,082	59,588
†Sydbank	3,568	79,053
†Tivoli	204	24,459
Topdanmark	3,407	147,885
Tryg	7,433	233,776
Vestas Wind Systems	2,892	683,175
†Vestjysk Bank	29,090	13,235
†Zealand Pharma	1,810	66,202
		11,062,103
Finland–1.53%
Ahlstrom-Munksjo	3,544	78,380
†Aktia Bank	3,682	44,037
Alma Media	1,259	13,775
Aspo	1,168	11,986
Atria	742	8,933
Cargotec	2,051	85,221
†Caverion	4,210	29,878
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
†Citycon	2,218	$ 21,617
Elisa	5,266	288,678
†Enento Group	540	22,166
†Finnair	37,730	34,726
Fiskars	2,492	45,726
Fortum	13,451	324,978
†F-Secure	2,413	11,326
Huhtamaki	6,975	361,722
Kemira	9,101	144,252
Kesko Class A	6,192	151,387
Kesko Class B	16,144	414,362
Kojamo	3,374	74,886
Kone Class B	3,839	312,802
Konecranes	4,282	151,378
Lassila & Tikanoja	2,818	51,999
Metsa Board	11,635	122,524
Neles	3,953	52,425
Neste	10,960	795,737
†Nokia	125,533	484,849
†Nordea Bank	40,382	329,826
Olvi Class A	1,276	75,603
Oriola Class B	10,932	25,401
Orion Class A	1,499	68,489
Orion Class B	6,779	311,393
†Outokumpu	23,000	90,668
Outotec	26,300	264,256
Ponsse	944	33,613
†QT Group	745	52,423
Revenio Group	804	49,393
Sampo Class A	5,531	236,470
Sanoma	5,246	88,057
†Stockmann Class B	1,585	2,254
Stora Enso Class R	15,546	297,670
TietoEVRY	4,419	145,403
Tikkurila	2,609	79,713
Tokmanni Group	5,246	104,078
UPM-Kymmene	14,143	527,416
Uponor	3,944	87,794
Vaisala Class A	1,389	68,469
Valmet	8,041	231,182
Wartsila	5,657	56,617
YIT	11,776	71,073
		7,437,011
France–7.71%
ABC arbitrage	1,206	10,696
†Accor	4,172	151,363
†Aeroports de Paris	555	71,804
†Air France-KLM	4,713	29,394
Air Liquide	5,289	867,115
†Airbus	6,515	714,983
†Akka Technologies	858	27,029
AKWEL	593	16,590
Albioma	2,638	150,923

LVIP Dimensional International Core Equity Fund–13

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
ALD SA	5,255	$ 73,357
†Alstom	5,710	325,236
†Alten	1,064	120,650
†Amundi	1,083	88,266
Arkema	5,566	636,872
Assystem	625	18,696
†Atos	5,977	545,793
Aubay	366	15,317
AXA	22,429	537,900
†Axway Software	477	15,733
†Bastide le Confort Medical	242	15,048
Beneteau	3,551	40,773
†Bigben Interactive	645	14,785
BioMerieux	469	66,009
†BNP Paribas	12,282	648,394
Boiron	873	44,100
Bollore	45,459	188,207
Bonduelle SCA	1,767	44,783
Bouygues	10,933	449,652
†Bureau Veritas	12,042	321,458
Burelle	10	9,708
Capgemini	5,554	863,937
Carrefour	35,228	603,259
†Casino Guichard Perrachon	2,697	82,909
†Cegedim	545	16,978
†CGG	51,187	50,152
Chargeurs	831	17,950
†Cie de Saint-Gobain	15,139	696,279
Cie Generale des Etablissements Michelin	5,519	710,609
Cie Plastic Omnium	5,008	172,314
†CNP Assurances	4,598	74,704
†Coface	8,061	80,807
†Creditricole	13,987	176,823
Danone	12,966	853,242
†Dassault Aviation	6	6,534
Dassault Systemes	378	76,666
†Derichebourg	9,326	66,731
Edenred	5,642	320,416
†Eiffage	6,266	605,683
†Electricite de France	16,630	263,159
Electricite de Strasbourg	55	7,929
†Elior Group	6,149	41,331
†Elis	11,423	189,234
†Engie	23,869	365,912
†Eramet	660	34,563
EssilorLuxottica	1,901	296,241
†Esso SA Francaise	184	2,886
†Etablissements Maurel et Prom	5,157	10,912
†Europcar Mobility Group	8,623	7,880
Eutelsat Communications	17,127	193,748
†Exel Industries Class A	95	7,048
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
†Faurecia	5,931	$ 303,884
†Fnac Darty	1,519	97,265
Gaztransport Et Technigaz	1,672	161,981
†Getlink	11,068	191,490
†GL Events	866	10,622
†Groupe Crit	390	29,778
Guerbet	783	31,423
Haulotte Group	610	4,492
Hermes International	366	393,552
†HEXAOM	195	9,501
†ID Logistics Group	205	56,738
Iliad	825	169,343
Imerys	2,970	140,024
Ipsen	2,638	218,131
IPSOS	3,049	102,894
Jacquet Metal Service	1,315	22,330
†JCDecaux	6,129	139,809
Kaufman & Broad	1,637	73,600
Kering	872	632,840
†Korian	3,789	145,041
†Lagardere SCA	11,106	277,837
Lectra	1,962	59,929
Legrand	6,230	557,314
Linedata Services	218	7,537
†LISI	2,070	50,956
LNA Sante	292	17,540
L'Oreal	614	234,273
LVMH Moet Hennessy Louis Vuitton	3,966	2,482,720
†Maisons du Monde	3,382	61,916
Manitou BF	943	27,533
Manutan International	120	10,643
†Mersen	822	24,915
†Metropole Television	1,918	31,070
†Natixis	47,444	162,568
†Nexans	2,567	185,747
Nexity	3,478	150,198
†Oeneo	52	691
Orange	88,583	1,054,583
Orange ADR	1,900	22,534
†Orpea	2,643	346,582
Pernod Ricard	1,067	204,914
†Peugeot	35,699	977,640
†Pierre & Vacances	210	3,769
Publicis Groupe	16,664	828,223
Quadient	2,522	48,445
†Rallye	1,545	10,869
Remy Cointreau	295	55,063
†Renault	1,453	63,601
†Rexel	15,335	242,038
Robertet	45	49,752
†Rothschild & Co.	2,741	86,727
Rubis SCA	3,704	171,229
†Safran	4,282	606,904

LVIP Dimensional International Core Equity Fund–14

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Sanofi	7,896	$ 765,304
Sartorius Stedim Biotech	594	211,312
†Savencia	292	21,546
Schneider Electric	3,458	499,776
†SCOR	12,417	402,764
SEB	1,269	230,747
Seche Environnement	286	13,945
Societe BIC	1,368	77,387
†Societe Generale	20,314	422,300
Societe pour l'Informatique Industrielle	665	20,310
†Sodexo	4,326	365,866
†SOITEC	1,058	205,172
†Solocal Group	4,175	13,567
Somfy	487	82,459
†Sopra Steria Group	1,456	234,696
†SPIE	8,182	178,390
Stef	359	31,972
STMicroelectronics	22,956	849,274
STMicroelectronics (New York Shares)	1,058	39,273
Suez	9,314	184,597
Sword Group	504	19,297
†Synergie	615	24,042
†Tarkett	4,534	79,789
†Technicolor	368	818
Teleperformance	2,918	968,721
†Television Francaise 1	5,220	42,025
Thales	4,491	410,894
Thermador Groupe	504	39,428
TOTAL	40,238	1,736,760
TOTAL ADR	4,971	208,335
Total Gabon	19	3,061
Trigano	575	101,715
†Ubisoft Entertainment	6,574	633,527
Union Financiere de France	430	10,072
Valeo	16,767	661,362
†Vallourec	521	17,009
Veolia Environnement	8,376	206,530
Vetoquinol	184	18,756
Vicat	1,860	78,052
Vilmorin & Cie	478	28,789
†Vinci	13,059	1,300,798
†Virbac	258	75,014
Vivendi	5,519	178,012
†Worldline	5,523	536,549
		37,438,480
Germany–6.95%
1&1 Drillisch	2,546	63,490
7C Solarparken	3,700	20,792
†Aareal Bank	4,128	98,590
†adidas	2,130	774,904
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†ADO Properties	2,814	$ 99,694
†ADVA Optical Networking	4,994	43,260
All for One Group	186	13,871
Allgeier	430	9,749
Allianz	4,988	1,225,416
†Amadeus Fire	302	44,149
Atoss Software	162	31,282
Aurubis	2,910	227,092
BASF	7,979	630,681
Basler	144	12,674
†Bauer	962	12,246
Bayer	15,105	889,853
Bayerische Motoren Werke	10,545	930,665
BayWa	899	36,535
Bechtle	1,602	349,144
Beiersdorf	708	81,391
bet-at-home.com	209	8,193
Bilfinger	1,473	46,795
†Borussia Dortmund & Co.	7,028	46,444
Brenntag	8,908	692,699
CANCOM	1,457	81,563
Carl Zeiss Meditec Class B	462	61,269
†CECONOMY	8,889	61,518
†CENIT	409	6,296
Cewe Stiftung & Co.	635	71,757
†Commerzbank	43,134	278,752
CompuGroup Medical	1,663	160,462
Continental	4,335	645,200
†Corestate Capital Holding	853	15,214
Covestro	10,983	676,700
CropEnergies	1,890	27,476
†CTS Eventim & Co.	3,858	257,874
Daimler	23,467	1,663,324
†Delivery Hero	227	35,500
†Deutsche Bank	50,413	553,445
Deutsche Boerse	2,544	433,173
†Deutsche Lufthansa	13,773	182,242
†Deutsche Pfandbriefbank	11,485	124,935
Deutsche Post	16,284	806,640
Deutsche Telekom	96,353	1,758,691
Deutsche Telekom ADR	4,300	78,561
Deutsche Wohnen	4,160	221,956
†Deutz	12,779	79,857
DIC Asset	2,395	39,464
Draegerwerk & Co.	351	26,036
Duerr	3,045	124,510
E.ON	57,318	634,696
Eckert & Ziegler	840	46,014
†EDAG Engineering Group	532	5,882
Elmos Semiconductor	176	5,907
†ElringKlinger	2,669	51,648
Energiekontor	647	46,126
Evonik Industries	8,828	288,539
†Evotec	3,694	136,500

LVIP Dimensional International Core Equity Fund–15

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†Fielmann	1,757	$ 142,631
First Sensor	589	29,107
†Francotyp-Postalia Holding Class A	282	1,102
†Fraport Frankfurt Airport Services Worldwide	1,932	116,564
Freenet	12,360	259,638
Fresenius & Co.	16,582	766,782
Fresenius Medical Care & Co.	9,023	752,404
Fuchs Petrolub	1,329	61,452
GEA Group	6,628	237,065
Gerresheimer	2,539	273,802
Gesco	598	13,448
GFT Technologies	1,564	22,753
Grand City Properties	2,985	77,125
†H&R & Co.	1,285	8,587
Hamburger Hafen und Logistik	2,777	62,558
Hannover Rueck	938	149,476
Hapag-Lloyd	593	66,576
HeidelbergCement	4,652	346,367
†Heidelberger Druckmaschinen	22,239	21,662
†Hella & Co.	3,833	247,709
Henkel & Co.	649	62,538
HOCHTIEF	1,187	115,509
Hornbach Baumarkt	449	19,637
Hornbach Holding & Co.	973	93,548
HUGO BOSS	4,331	143,914
†Hypoport	189	120,105
Indus Holding	1,375	53,921
Infineon Technologies	23,331	890,978
†Instone Real Estate Group	2,043	52,159
Jenoptik	2,163	66,069
†JOST Werke	269	14,123
K+S	12,746	122,258
KION Group	6,594	571,845
†Kloeckner & Co.	5,996	58,640
Knorr-Bremse	694	94,685
†Koenig & Bauer	782	23,075
Krones	579	46,678
KWS Saat	473	37,560
LANXESS	6,613	502,923
LEG Immobilien	1,920	297,878
Leifheit	726	38,581
†Leoni	1,918	15,582
LPKF Laser & Electronics	1,161	41,717
†Manz	413	17,154
†Medigene	1,735	7,484
Merck	1,518	260,359
METRO	19,411	218,036
MLP	5,144	33,717
MTU Aero Engines	1,934	504,134
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft in Muenchen Class R	1,602	$ 475,996
†Nagarro SE	430	47,803
Nemetschek	2,793	207,571
New Work	145	49,599
Nexus	689	42,979
†Nordex	2,860	78,195
Norma Group	2,359	120,693
†OHB	563	26,549
PATRIZIA	1,823	58,562
Pfeiffer Vacuum Technology	280	54,008
PNE	7,182	69,711
†ProSiebenSat.1 Media	17,596	296,245
PSI Software	901	26,687
†Puma	981	110,389
†PVA TePla	1,053	25,308
†QIAGEN	825	42,784
QSC	11,002	22,628
Rational	114	106,053
Rheinmetall	3,893	412,181
RWE	15,064	637,316
†S&T	2,163	51,041
†SAF-Holland	3,803	51,937
†Salzgitter	2,683	71,126
SAP	11,906	1,542,049
†Schaltbau Holding AG	332	12,113
Scout24	2,728	222,915
Secunet Security Networks	79	24,014
Siemens	6,306	908,357
Siemens Healthineers	329	16,931
Siltronic	1,210	189,221
†Sixt	1,046	124,973
Software	2,664	108,504
Stabilus	1,248	88,225
STRATEC Biomedical	297	44,463
Stroeer & Co.	2,308	228,086
Suedzucker	6,877	98,219
†SUESS MicroTec	815	18,775
†Surteco Group	396	11,659
Symrise	2,556	339,803
†TAG Immobilien	5,727	182,760
†Takkt	2,185	28,475
†Talanx	2,814	109,418
†Technotrans	604	18,447
†Tele Columbus	4,562	17,862
Telefonica Deutschland Holding	84,277	232,122
†thyssenkrupp	15,032	148,953
Traffic Systems	421	17,127
Uniper	4,716	163,409
United Internet	8,958	377,088

LVIP Dimensional International Core Equity Fund–16

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
VERBIO Vereinigte BioEnergie	2,083	$ 78,122
Volkswagen	1,047	218,303
Vonovia	4,929	359,985
†Vossloh	415	21,117
Wacker Chemie	1,267	181,517
†Wacker Neuson	2,960	64,137
†Washtec	765	41,196
Wuestenrot & Wuerttembergische	1,974	39,839
†Zalando	785	87,317
†zooplus	101	21,149
		33,730,962
Greenland–0.13%
Ferguson	5,075	616,615
		616,615
Hong Kong–2.45%
AIA Group	179,800	2,191,064
ASM Pacific Technology	7,100	93,767
Bank of East Asia	53,726	114,934
BOC Aviation	16,200	140,219
BOC Hong Kong Holdings	44,000	133,374
BOCOM International Holdings	59,000	7,836
Bright Smart Securities & Commodities Group	48,000	13,384
=†Burwill Holdings	208,000	357
Cafe de Coral Holdings	48,000	103,536
†Cathay Pacific Airways	100,909	93,465
†Century City International Holdings	124,000	6,801
China Motor Bus	1,600	20,143
Chong Hing Bank	21,000	25,523
Chow Sang Sang Holdings International	15,000	17,031
Chow Tai Fook Jewellery Group	32,000	40,234
Chuang's Consortium International	88,000	10,754
CITIC Telecom International Holdings	159,000	50,038
CK Asset Holdings	56,680	290,026
CK Hutchison Holdings	49,180	343,366
CK Infrastructure Holdings	13,000	69,815
CK Life Sciences International Holdings	84,000	9,533
CLP Holdings	23,500	217,296
†Convenience Retail Asia	48,000	3,654
CSI Properties	300,000	9,043
Dah Sing Banking Group	44,000	45,222
Dah Sing Financial Holdings	13,200	37,236
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Eagle Nice International Holdings	4,000	$ 2,023
Emperor International Holdings	106,000	15,038
Fairwood Holdings	6,000	13,706
Far East Consortium International	118,506	43,963
†FIH Mobile	344,000	42,216
First Pacific	172,000	55,303
†First Shanghai Investments	16,000	671
†Galaxy Entertainment Group	6,000	46,707
Giordano International	126,000	18,568
=†Gold-Finance Holdings	80,000	139
†Goodbaby International Holdings	98,000	13,274
Great Eagle Holdings	14,000	38,471
Guotai Junan International Holdings	144,000	19,325
Haitong International Securities Group	204,864	49,409
Hang Lung Group	52,000	129,263
Hang Lung Properties	50,000	131,763
Hang Seng Bank	8,600	148,419
Hanison Construction Holdings	16,639	2,080
Henderson Land Development	30,412	118,140
HK Electric Investments	40,500	39,860
HKBN	29,000	44,920
HKR International	50,160	20,705
HKT Trust	170,000	220,478
Hong Kong & China Gas	26,964	40,341
Hong Kong Exchanges & Clearing	14,043	770,282
†Hongkong & Shanghai Hotels	43,044	38,371
Hongkong Land Holdings	23,300	96,233
Hysan Development	21,000	76,919
†I-CABLE Communications	16,026	130
IGG	87,000	91,221
†IT	50,000	18,024
†ITC Properties Group	32,819	3,248
Johnson Electric Holdings	29,500	73,051
K Wah International Holdings	78,000	37,505
Kerry Logistics Network	62,000	136,076
Kerry Properties	37,500	94,848
Kingston Financial Group	186,000	16,323
Kowloon Development	35,000	36,576
†Lai Sun Development	30,300	24,042
†Lai Sun Garment International	14,305	11,348

LVIP Dimensional International Core Equity Fund–17

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
†Landing International Development	96,000	$ 2,501
†Lifestyle International Holdings	28,500	22,636
Liu Chong Hing Investment	10,000	9,075
L'Occitane International	27,750	69,293
Luk Fook Holdings International	21,000	50,700
Man Wah Holdings	160,800	348,805
†Melco International Development	28,000	54,531
†Melco Resorts & Entertainment ADR	600	11,130
Miramar Hotel & Investment	13,000	21,814
MTR	11,438	63,969
NagaCorp	106,000	139,225
Nameson Holdings	38,000	2,279
New World Development	35,769	166,412
†NewOcean Energy Holdings	62,000	5,600
NWS Holdings	104,058	96,688
Pacific Basin Shipping	309,000	58,290
†Pacific Century Premium Developments	37,368	3,937
Pacific Textiles Holdings	82,000	53,864
†PC Partner Group	28,000	8,608
PCCW	313,444	188,755
†Pico Far East Holdings	58,000	10,406
Polytec Asset Holdings	181,950	20,662
Power Assets Holdings	19,500	105,605
†PRADA	29,100	192,292
Public Financial Holdings	24,000	6,500
†Regal Hotels International Holdings	18,000	6,346
†Regina Miracle International Holdings	29,000	9,501
†Sa International Holdings	124,445	19,465
†Samsonite International	102,600	182,228
†Shangri-La Asia	84,000	75,045
Shenwan Hongyuan	20,000	2,633
Singamas Container Holdings	72,000	5,114
Sino Land	95,764	124,619
SITC International Holdings	132,000	285,075
SmarTone Telecommunications Holdings	33,500	17,885
Soundwill Holdings	5,000	4,567
†Stella International Holdings	36,000	41,811
Sun Hung Kai & Co.	54,000	22,774
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Sun Hung Kai Properties	15,000	$ 191,835
SUNeVision Holdings	49,000	44,601
Swire Pacific Class A	19,000	104,660
Swire Pacific Class B	45,000	42,080
Swire Properties	13,400	38,960
†Tao Heung Holdings	2,000	212
Techtronic Industries	36,500	521,710
†Television Broadcasts	36,000	37,103
Texwinca Holdings	36,000	6,922
TK Group Holdings	26,000	8,380
Tradelink Electronic Commerce	74,000	9,072
†Transport International Holdings	14,232	27,499
Union Medical Healthcare	28,000	21,815
United Laboratories International Holdings	48,000	34,020
=Untrade.Brightoil	123,000	4,463
=Untrade.Pac Andes International holdings	338,000	1,195
Value Partners Group	23,000	12,126
Vitasoy International Holdings	38,000	148,016
VPower Group International Holdings	11,000	3,803
VSTECS Holdings	32,000	26,252
VTech Holdings	12,100	93,917
WH Group	496,500	416,341
Wharf Holdings	27,000	72,524
Wharf Real Estate Investment	25,000	129,928
Wing On Co. International	3,000	6,507
Wing Tai Properties	16,000	7,389
Xinyi Glass Holdings	136,000	380,398
†Yue Yuen Industrial Holdings	52,000	108,311
†Zhaobangji Properties Holdings	112,000	13,905
		11,891,214
Ireland–1.04%
†AIB Group	39,465	81,046
†Bank of Ireland Group	51,381	207,425
†C&C Group	17,580	54,729
†Cairn Homes	36,288	43,244
CRH	865	36,785
CRH ADR	40,003	1,703,328
†FBD Holdings	271	2,483
†Flutter Entertainment	5,289	1,087,186
Glanbia	882	11,184
†Irish Continental Group	13,703	75,079
†James Hardie Industries	10,780	319,487
Kerry Group Class A	700	101,670
†Kingspan Group	7,952	557,616

LVIP Dimensional International Core Equity Fund–18

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Ireland (continued)
†Permanent TSB Group Holdings	929	$ 983
Smurfit Kappa Group	13,172	612,124
UDG Healthcare	14,537	155,167
		5,049,536
Isle Of Man–0.10%
†GVC Holdings	30,845	478,431
		478,431
Israel–0.83%
†Africa Israel Properties	1,061	43,433
†Airport City	3,084	46,828
†Alrov Properties and Lodgings	323	12,174
Arad	603	9,234
Ashtrom Group	4,402	87,122
†Azorim-Investment Development & Construction	3,495	12,044
Azrieli Group	254	16,144
†Bank Hapoalim	13,297	91,327
Bank Leumi Le-Israel	32,697	193,002
Bayside Land	4,200	34,269
†Bezeq The Israeli Telecommunication	60,878	60,516
†Big Shopping Centers	238	26,507
Blue Square Real Estate	300	19,332
†Brack Capital Properties	158	14,659
†Camtek	1,050	23,410
†Cellcom Israel	6,426	31,773
†Clal Insurance Enterprises Holdings	2,208	34,654
Danel Adir Yeoshua	234	38,624
Delek Automotive Systems	3,464	32,557
†Delek Group	304	9,493
†Delta Galil Industries	368	9,330
Dor Alon Energy	819	20,263
†El Al Israel Airlines	17,349	3,577
Elbit Systems	270	35,592
Elbit Systems	380	49,704
Electra	116	63,530
Electra Consumer Products 1970	515	17,856
Electra Real Estate	1,339	10,844
Energix-Renewable Energies	6,392	29,204
†Equital	1,783	46,581
†First International Bank of Israel	3,895	103,503
†FMS Enterprises Migun	399	11,125
Formula Systems 1985	762	65,879
Fox Wizel	1,055	106,098
Gilat Satellite Networks	1,455	9,500
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Hadera Paper	295	$ 15,643
†Ham-Let Israel-Canada	535	10,116
†Harel Insurance Investments & Financial Services	9,588	88,527
Hilan	1,352	64,204
ICL Group	34,761	177,444
IDI Insurance	511	15,498
Industrial Buildings	25,661	66,141
Inrom Construction Industries	2,596	12,656
Isracard	8,292	28,053
Israel Discount Bank Class A	43,546	168,134
Israel Land Development - Urban Renewal	991	9,273
Isras Investment	128	26,843
†Kamada	634	4,078
Kerur Holdings	403	12,048
Malam - Team	207	58,009
Matrix IT	2,451	55,551
Maytronics	4,037	60,784
Mega Or Holdings	1,052	32,124
†Mehadrin	38	1,630
Meitav Dash Investments	2,844	12,593
†Menora Mivtachim Holdings	2,003	37,611
†Migdal Insurance & Financial Holdings	29,788	34,499
Mizrahi Tefahot Bank	6,227	144,451
†Naphtha Israel Petroleum	2,641	12,672
Nawi Brothers	1,174	6,407
Neto ME Holdings	91	3,768
†Nice	211	59,696
†Nice Sponsored ADR	848	240,442
†Nova Measuring Instruments	1,159	81,823
†Oil Refineries	183,266	41,544
One Software Technologies	180	23,825
†OPC Energy	2,934	30,593
Palram Industries 1990	1,245	11,406
†Partner Communications	7,166	39,516
Paz Oil	555	59,548
†Phoenix Holdings	9,536	72,632
Plasson Industries	216	10,492
Plus500	6,766	134,044
Rami Levy Chain Stores Hashikma Marketing 2006	414	29,005
Scope Metals Group	396	8,020
Shapir Engineering and Industry	4,570	34,752
†Shikun & Binui	17,190	100,531
Shufersal	9,132	70,543

LVIP Dimensional International Core Equity Fund–19

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Strauss Group	2,412	$ 72,352
Tadiran Holdings	507	37,408
†Teva Pharmaceutical Industries ADR	12,716	122,709
†Tower Semiconductor	5,841	150,815
YH Dimri Construction & Development	672	31,384
		4,041,525
Italy–2.65%
A2A	103,471	165,850
ACEA	4,679	98,310
†Amplifon	7,582	315,155
Anima Holding	20,240	96,223
†Aquafil	1,318	7,935
†Arnoldo Mondadori Editore	9,603	17,796
Ascopiave	2,898	12,822
Assicurazioni Generali	19,322	338,297
†Atlantia	10,674	192,751
†Autogrill	10,024	67,369
†Avio	1,339	18,546
Azimut Holding	9,520	206,909
=Banca Carige S.P.A. Common Stock	8	3
†Banca Farmafactoring	10,088	60,859
†Banca Generali	3,118	104,284
†Banca IFIS	2,288	25,793
Banca Mediolanum	9,367	81,375
†Banca Monte dei Paschi di Siena	3,450	4,457
†Banca Popolare di Sondrio	26,099	70,416
†Banco BPM	134,908	299,326
†Banco di Desio e della Brianza	4,685	14,703
Be Shaping The Future	10,569	18,985
†Biesse	435	10,147
†BPER Banca	82,372	150,172
†Brembo	9,934	131,708
†Brunello Cucinelli	1,999	87,288
Buzzi Unicem	4,116	98,260
†Cairo Communication	8,441	13,034
Carel Industries	1,549	36,295
Cementir Holding	2,477	20,202
†Cerved Group	11,139	101,397
†CIR SpA-Compagnie Industriali	42,425	22,805
†CNH Industrial	47,991	603,267
†Credito Emiliano	5,291	28,556
†Credito Valtellinese	4,776	68,037
Danieli & C Officine Meccaniche	5,604	74,182
Davide Campari-Milano	2,665	30,547
De' Longhi	2,087	65,728
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
DiaSorin	1,484	$ 309,845
Digital Bros	331	8,766
†doValue	1,975	23,283
†Elica	3,193	12,073
Enav	13,737	60,432
Enel	138,122	1,405,354
Eni	48,671	508,111
ERG	2,382	68,438
†Esprinet	1,533	20,258
Ferrari	2,515	583,332
Fiera Milano	2,272	7,893
†Fincantieri	11,573	7,839
†FinecoBank Banca Fineco	20,424	336,833
†Geox	789	765
Gruppo MutuiOnline	1,221	51,983
†Guala Closures	3,228	32,455
Hera	47,402	172,493
†Illimity Bank	2,200	24,218
†IMA Industria Macchine Automatiche	1,092	90,581
†IMMSI	4,790	2,436
Infrastrutture Wireless Italiane	2,042	24,754
Interpump Group	748	37,028
†Intesa Sanpaolo	245,721	580,815
Iren	32,369	84,485
Italgas	18,912	120,470
†Juventus Football Club	33,533	33,371
La Doria	2,117	35,380
Leonardo	15,791	114,140
LU-VE S.p.A.	721	12,287
†Maire Tecnimont	9,843	22,087
†Mediaset	31,335	79,975
†Mediobanca Banca di Credito Finanziario	21,741	201,253
†Moncler	7,433	456,985
†OVS	20,195	26,149
Piaggio & C	13,390	44,247
†Pirelli & C	18,493	100,253
Poste Italiane	25,246	258,235
†Prima Industrie	237	4,046
Prysmian	11,048	393,227
RAI Way	7,667	51,354
Recordati Industria Chimica e Farmaceutica	1,750	97,315
Reno de Medici	19,356	22,981
Reply	1,161	135,926
†Rizzoli Corriere Della Sera Mediagroup	17,359	12,085
Sabaf	510	9,357
†Safilo Group	2,772	2,707
Saipem	25,640	69,600
†Saras	40,141	29,275
Servizi Italia	1,444	3,740

LVIP Dimensional International Core Equity Fund–20

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
†Sesa	667	$ 84,185
Snam	90,593	511,633
†Societa Cattolica di Assicurazioni SC	15,820	88,631
SOL	1,200	20,524
†Technogym	3,868	43,786
Telecom Italia	477,061	221,427
Telecom Italia RSP	403,614	210,309
Terna Rete Elettrica Nazionale	34,565	265,604
†Tinexta	1,206	30,907
†Tod's	380	13,280
†UniCredit	51,499	482,515
†Unieuro	1,596	26,893
†Unipol Gruppo	34,735	166,916
UnipolSai Assicurazioni	40,163	106,500
Webuild	8,251	11,977
Zignago Vetro	1,349	22,545
		12,858,336
Japan–23.22%
77 Bank	4,800	65,504
A&D	2,600	32,357
ABC-Mart	500	27,801
Achilles	800	10,983
Acom	11,800	50,383
Adastria	1,600	32,124
ADEKA	6,100	106,665
Ad-sol Nissin	1,300	40,796
Advantest	3,800	284,627
Aeon	12,600	413,360
Aeon Delight	1,500	39,074
Aeon Fantasy	1,000	23,611
AEON Financial Service	8,300	99,547
Aeon Hokkaido	2,300	21,784
Aeon Mall	3,000	49,547
Aeria	1,700	7,165
AGC	6,000	209,814
Agro-Kanesho	800	12,930
†Ahresty	1,900	6,660
Ai Holdings	2,000	40,311
Aica Kogyo	1,900	65,770
Aichi	3,200	28,450
Aichi Bank	600	17,088
†Aichi Steel	1,200	32,102
Aichi Tokei Denki	500	21,530
Aida Engineering	3,200	30,000
†Aiful	30,100	72,372
Ain Holdings	1,500	92,670
Air Water	12,600	224,195
Airport Facilities	2,700	12,459
Aisan Industry	2,000	9,304
Aisin Seiki	5,100	152,945
Ajinomoto	9,800	222,065
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ajis	700	$ 23,216
Akatsuki	4,400	27,427
†Akebono Brake Industry	7,100	8,613
Akita Bank	1,500	19,945
Albis	600	14,713
Alconix	1,500	21,258
Alfresa Holdings	3,600	65,985
Alinco	2,100	19,235
Alpen	2,200	50,493
Alps Alpine	11,724	154,697
Altech	1,980	40,330
Amada	16,500	181,569
Amano	3,800	91,023
†Amiyaki Tei	300	8,401
Amuse	600	15,018
†ANA Holdings	2,000	44,191
Anest Iwata	1,300	13,343
Anritsu	4,600	102,689
AOKI Holdings	3,000	15,066
Aomori Bank	1,800	41,970
†Aoyama Trading	3,400	17,768
Aozora Bank	5,700	105,398
Arakawa Chemical Industries	1,000	11,471
Arata	800	38,017
Arcland Sakamoto	1,600	26,562
Arcland Service Holdings	1,400	29,357
Arcs	3,000	67,602
Arealink	700	6,417
Argo Graphics	800	25,100
Ariake Japan	300	21,590
ARTERIA Networks	1,900	27,551
As One	200	34,208
Asahi	1,900	29,890
Asahi Group Holdings	9,500	391,231
Asahi Holdings	3,300	117,349
Asahi Intecc	5,600	204,542
Asahi Kasei	48,000	492,006
Asahi Kogyosha	500	14,924
Asahi Net	1,400	11,132
ASAHI YUKIZAI	1,500	21,990
Asanuma	500	19,308
Asia Pile Holdings	1,700	7,818
Asics	2,200	42,309
ASKA Pharmaceutical	2,200	34,026
ASKUL	1,000	37,315
Astellas Pharma	35,400	548,125
Ateam	900	9,385
Atom	4,300	36,292
Autobacs Seven	5,300	73,447
Awa Bank	3,000	68,072
Axial Retailing	1,200	58,443
Azbil	1,600	87,523
Bandai Namco Holdings	3,500	303,103

LVIP Dimensional International Core Equity Fund–21

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Bando Chemical Industries	4,300	$ 26,879
Bank of Iwate	1,400	27,218
Bank of Kochi	500	3,518
Bank of Kyoto	3,100	161,629
Bank of Nagoya	700	17,335
Bank of Okinawa	1,580	41,978
Bank of Saga	1,500	19,141
Bank of the Ryukyus	3,500	25,905
Bank of Toyama	500	14,275
Baroque Japan	2,900	18,736
BayCurrent Consulting	1,000	175,493
Belc	900	54,406
Bell System24 Holdings	3,000	47,085
Belluna	3,800	41,854
Benefit One	3,600	106,566
Benesse Holdings	3,600	70,331
BeNEXT Group	1,600	19,851
Bic Camera	5,500	61,121
BML	1,000	31,081
Bourbon	500	9,688
BP Castrol KK	1,800	21,489
Bridgestone	13,700	449,303
Broadleaf	3,800	25,127
Brother Industries	12,700	262,172
Bunka Shutter	4,300	40,595
C Uyemura & Co.	300	21,505
Calbee	3,400	102,491
Can Do	500	9,190
Canon	10,400	201,474
Canon Electronics	1,900	27,632
Canon Marketing Japan	2,800	63,989
Capcom	2,600	168,617
Carlit Holdings	2,400	15,862
Casio Computer	5,000	91,502
Cawachi	1,200	34,179
Central Glass	2,700	58,868
Central Japan Railway	1,100	155,544
Central Security Patrols	900	31,310
Central Sports	600	12,655
†Change	3,200	109,372
Charm Care	3,000	38,126
Chiba Bank	23,900	131,887
Chiba Kogyo Bank	4,900	11,791
Chilled & Frozen Logistics Holdings	700	13,781
Chiyoda	1,800	15,978
Chodai	1,100	16,234
Chori	700	10,636
Chubu Electric Power	8,700	104,991
Chubu Shiryo	1,700	23,051
†Chuetsu Pulp & Paper	800	9,357
Chugai Pharmaceutical	4,800	256,105
Chugai Ro	300	4,908
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Chugoku Bank	10,900	$ 87,473
Chugoku Electric Power	5,300	62,198
Chugoku Marine Paints	4,600	46,367
Chukyo Bank	700	13,240
CI Takiron	4,000	26,761
Citizen Watch	26,200	74,810
CKD	1,300	27,865
CK-San-Etsu	100	3,759
Cleanup	2,500	11,615
CMIC Holdings	800	10,519
CMK	2,400	9,390
Coca-Cola Bottlers Japan Holdings	3,475	54,280
cocokara fine	600	44,313
COLOPL	2,400	23,764
Colowide	2,900	45,943
Computer Engineering & Consulting	1,800	26,469
COMSYS Holdings	5,700	177,235
Comture	1,000	28,318
Concordia Financial Group	42,969	151,576
CONEXIO	1,700	23,572
Cosel	1,000	12,198
Cosmo Energy Holdings	5,100	90,873
Cosmos Pharmaceutical	600	96,887
†Create Restaurants Holdings	6,200	37,321
Create SD Holdings	1,300	48,803
Credit Saison	9,800	112,825
Creek & River	1,100	11,829
Cresco	900	11,433
CTI Engineering	400	9,242
CTS	2,700	25,109
Curves Holdings	3,600	26,943
CyberAgent	2,600	179,360
Cybozu	2,000	49,991
Dai Nippon Printing	6,400	115,121
Dai Nippon Toryo	2,000	18,649
Daibiru	1,100	13,939
Daicel	16,200	118,410
Dai-Dan	500	14,427
Daido Metal	3,800	18,828
Daido Steel	1,900	79,433
Daifuku	2,300	284,615
Daihatsu Diesel Manufacturing	2,100	8,149
Daihen	800	38,968
Daiho	1,000	35,311
Dai-Ichi Cutter Kogyo	2,400	33,168
Daiichi Jitsugyo	600	23,900
Daiichi Kigenso Kagaku-Kogyo	1,000	8,201
Dai-ichi Life Holdings	11,500	173,252
Daiichi Sankyo	2,700	92,529

LVIP Dimensional International Core Equity Fund–22

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Daiichikosho	2,200	$ 76,121
Daiken	800	13,588
Daiken Medical	2,500	12,983
Daiki Aluminium Industry	3,000	22,775
Daikin Industries	4,400	978,855
Daikoku Denki	900	7,534
Daikokutenbussan	800	53,309
Daikyonishikawa	4,000	32,346
Dainichiseika Color & Chemicals Manufacturing	600	14,019
Daio Paper	5,600	108,725
Daiseki	1,000	29,363
Daishi Hokuetsu Financial Group	3,050	65,764
Daito Pharmaceutical	900	32,489
Daito Trust Construction	1,900	177,564
Daitron	800	12,238
Daiwa House Industry	18,600	553,028
Daiwa Securities Group	37,700	171,717
Daiwabo Holdings	1,400	124,629
Daiyu Lic Holdings	1,600	19,652
DCM Holdings	8,000	91,449
Denka	5,500	215,060
Denso	4,300	255,939
Dentsu	5,400	160,714
Dexerials	3,900	51,069
DIC	6,100	154,249
Digital Arts	500	46,099
Digital Garage	700	28,924
Digital Hearts Holdings	1,000	12,117
Dip	4,500	120,245
Disco	200	67,407
DKS	600	25,189
DMG Mori	9,200	140,327
Doshisha	2,300	43,437
Doutor Nichires Holdings	1,900	27,323
Dowa Holdings	3,400	123,252
DTS	2,200	45,374
DyDo Group Holdings	700	36,364
Eagle Industry	2,500	24,052
Earth	600	33,843
East Japan Railway	2,500	166,788
Ebara	5,600	183,277
Ebara Jitsugyo	600	23,618
Ebase	1,200	11,833
Eco's	1,500	30,204
EDION	6,600	67,114
EF-ON	960	11,618
eGuarantee	2,400	52,314
E-Guardian	700	20,505
Ehime Bank	2,500	24,098
Eidai	3,200	8,504
Eiken Chemical	1,600	31,896
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Eisai	3,300	$ 235,993
Eizo	1,100	38,820
Elecom	1,300	67,134
Electric Power Development	2,600	35,880
Elematec	1,500	14,740
Endo Lighting	1,600	7,884
ENEOS Holdings	74,650	268,121
†Enigmo	2,400	28,760
en-japan	2,000	60,079
EPS Holdings	2,100	19,890
eRex	2,300	46,375
ES-Con Japan	1,800	14,259
ESPEC	900	18,039
Exedy	2,000	24,565
Ezaki Glico	2,200	96,734
FALCO HOLDINGS	900	14,294
Fancl	1,900	75,848
FANmmunications	2,300	9,350
Fast Retailing	700	627,675
FCC	2,600	45,014
†FDK	1,200	20,762
Feed One	1,840	15,521
Ferrotec Holdings	2,600	44,376
FIDEA Holdings	18,000	18,505
Financial Products Group	6,000	29,284
FINDEX	1,400	15,779
First Bank of Toyama	3,100	8,481
First Brothers	1,700	14,840
First Juken	1,000	10,019
Fixstars	1,500	13,698
FJ Next	1,500	14,354
Foster Electric	2,200	27,168
FP	2,000	84,059
France Bed Holdings	1,400	12,231
†F-Tech	1,100	6,627
Fudo Tetra	1,890	31,957
Fuji	3,100	19,476
Fuji Aichi	3,500	92,255
Fuji Ehime	1,400	26,551
Fuji Electric	3,600	129,946
Fuji Miyagi	700	15,531
†Fuji Oil	6,500	10,780
Fuji Oil Holdings	3,300	94,387
Fuji Pharma	700	8,441
Fuji Seal International	2,700	52,825
Fuji Soft	1,000	50,028
Fujibo Holdings	1,300	48,538
Fujicco	600	11,650
FUJIFILM Holdings	2,900	152,981
†Fujikura	24,000	110,701
Fujikura Kasei	1,700	9,043
Fujimi, Inc.	400	15,191
Fujimori Kogyo	900	41,644

LVIP Dimensional International Core Equity Fund–23

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Fujisash	13,300	$ 10,328
†Fujita Kanko	400	5,532
Fujitec	2,100	45,373
Fujitsu	3,200	462,513
Fujitsu General	1,700	46,103
Fukuda	400	21,830
Fukuda Denshi	200	15,489
Fukui Bank	1,800	33,115
Fukui Computer Holdings	500	19,454
Fukuoka Financial Group	9,900	176,467
†Fukushima Bank	1,600	3,028
Fukushima Galilei	700	30,422
Fukuyama Transporting	2,000	84,301
FULLCAST Holdings	1,000	15,578
Funai Soken Holdings	2,300	56,284
Furukawa	3,300	39,237
Furukawa Battery	2,300	41,280
Furukawa Electric	5,600	151,218
Furuno Electric	2,500	29,445
Furusato Industries	500	6,350
Furuya Metal	600	35,164
Furyu	2,700	29,881
Fuso Chemical	1,200	43,271
Fuso Pharmaceutical Industries	400	10,870
Futaba Industrial	7,100	36,309
Future	2,000	34,187
Fuyo General Lease	1,500	99,368
G-7 Holdings	1,600	36,250
Gakken Holdings	1,000	16,965
Gakkyusha	900	11,260
GCA	2,000	14,260
Gecoss	900	8,379
Genky DrugStores	1,300	51,080
Geo Holdings	3,500	41,080
†Geostr	1,400	4,268
Giken	800	33,104
GLOBERIDE	700	28,512
Glory	4,300	86,842
GMO Cloud	800	68,591
GMO Financial Holdings	2,700	18,664
GMO internet	4,400	126,346
GMO Payment Gateway	800	107,507
Godo Steel	1,200	22,606
Goldcrest	1,400	21,826
Goldwin	800	52,846
GS Yuasa	5,000	143,890
G-Tekt	1,700	24,796
Gumi	1,200	9,541
†GungHo Online Entertainment	3,180	71,198
Gunma Bank	28,900	89,254
Gunze	1,100	35,854
H2O Retailing	7,100	48,120
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
HABA Laboratories	400	$ 15,979
Hachijuni Bank	23,600	78,619
Hagihara Industries	1,300	18,695
Hagiwara Electric Holdings	400	9,470
Hakudo	1,100	15,473
Hakuhodo DY Holdings	10,000	137,408
Hakuto	1,300	13,547
Halows	800	26,807
Hamakyorex	1,000	28,440
Hamamatsu Photonics	1,000	57,214
Hankyu Hanshin Holdings	6,100	202,899
Hanwa	3,300	88,619
Happinet	800	12,167
Haseko	20,600	236,441
Hazama Ando	15,000	104,750
Heiwa	3,300	45,526
Heiwa Real Estate	1,500	54,279
Heiwado	2,200	47,275
Helios Techno Holding	2,500	7,105
Hibino	500	6,038
Hiday Hidaka	792	13,322
Hikari Tsushin	500	117,317
Hino Motors	6,400	54,635
Hioki EE	400	16,215
Hirakawa Hewtech	600	7,100
Hirogin Holdings	17,900	100,792
Hiroshima Gas	2,000	7,269
†HIS	3,700	57,457
Hisamitsu Pharmaceutical	500	29,720
Hitachi	23,800	939,369
Hitachi Capital	5,900	142,751
Hitachi Construction Machinery	2,800	79,614
†Hitachi Metals	2,500	38,010
Hitachi Transport System	3,500	104,288
Hitachi Zosen	13,400	74,119
Hochiki	1,300	16,085
Hodogaya Chemical	400	19,729
Hogy Medical	1,600	52,067
Hokkaido Coca-Cola Bottling	200	7,617
Hokkaido Electric Power	9,500	34,633
Hokkaido Gas	800	12,002
Hokkan Holdings	800	10,871
Hokkoku Bank	1,900	48,257
Hokuetsu	9,600	38,160
Hokuetsu Industries	2,000	20,351
Hokuhoku Financial Group	7,700	73,258
Hokuriku Electric Power	7,900	51,541
Hokuto	1,200	24,281
Honda Motor	21,300	601,007
Honda Motor ADR	2,391	67,546
H-One	800	6,430

LVIP Dimensional International Core Equity Fund–24

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Honeys Holdings	2,400	$ 24,401
Honma Golf	17,500	11,478
Hoosiers Holdings	1,000	6,452
Horiba	1,900	111,596
Hoshizaki	200	18,365
Hosokawa Micron	600	36,981
House Foods Group	1,600	60,818
Howa Machinery	1,300	12,171
Hoya	3,600	498,581
Hulic	13,500	148,502
Hyakugo Bank	12,500	36,151
Hyakujushi Bank	2,400	34,584
Ibiden	1,400	65,446
IBJ	1,500	11,426
Ichibanya	300	14,988
Ichigo	17,500	52,720
Ichiken	800	14,122
Ichikoh Industries	2,000	13,381
Ichinen Holdings	1,200	14,720
Ichiyoshi Securities	4,600	20,813
Idec	2,000	35,352
Idemitsu Kosan	5,196	114,400
IDOM	9,500	50,499
Ihara Science	1,200	19,926
†IHI	10,000	199,096
Iida Group Holdings	3,500	70,764
Iino Kaiun Kaisha	5,000	20,804
IJT Technology Holdings	2,700	12,632
†IMAGICA GROUP	1,900	6,198
Imasen Electric Industrial	200	1,449
Inaba Denki Sangyo	1,800	44,118
Inaba Seisakusho	900	12,127
Inabata & Co.	2,800	39,187
Ines	1,100	14,901
I-Net	1,100	16,596
Infocom	800	26,284
Infomart	11,600	110,783
Information Services International-Dentsu	1,800	54,530
Innotech	4,500	44,010
Inpex	67,400	363,442
Intage Holdings	2,000	21,949
Internet Initiative Japan	5,600	110,340
Inui Global Logistics	1,200	11,060
I-PEX Class C	300	5,758
IR Japan Holdings	800	128,171
Iriso Electronics	1,100	47,613
†Iseki & Co.	2,300	30,857
Isetan Mitsukoshi Holdings	18,900	112,068
Ishihara Sangyo Kaisha	1,600	9,694
Isuzu Motors	18,500	176,113
Ito En	1,300	82,319
ITOCHU	13,900	399,766
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Itochu Enex	3,700	$ 36,462
Itochu Techno-Solutions	2,100	74,987
Itochu-Shokuhin	300	16,012
Itoham Yonekyu Holdings	12,400	80,934
Itoki	4,300	13,942
IwaiCosmo Holdings	2,000	25,421
Iwaki & Co.	2,300	11,489
Iwasaki Electric	900	12,348
Iwatani	3,000	184,827
Iyo Bank	16,900	106,171
Izumi	2,700	97,837
J Front Retailing	10,400	82,483
J Trust	7,800	15,283
JAC Recruitment	1,300	23,900
Jaccs	1,400	24,822
Jalux	300	3,909
†Jamco	400	2,408
Janome Sewing Machine	1,000	8,620
†Japan Airlines	7,400	142,704
Japan Asia Group	4,000	30,136
†Japan Asset Marketing	3,900	4,045
Japan Aviation Electronics Industry	4,000	61,392
†Japan Cash Machine	2,400	12,343
†Japan Display	40,900	17,872
Japan Elevator Service Holdings	2,000	50,932
Japan Exchange Group	11,300	288,735
Japan Investment Adviser	700	9,067
Japan Lifeline	2,500	39,454
Japan Material	4,100	56,342
Japan Medical Dynamic Marketing	1,400	32,093
†Japan Post Holdings	19,900	155,004
Japan Post Insurance	6,300	129,176
Japan Property Management Center	1,500	17,220
Japan Pulp & Paper	800	28,159
Japan Securities Finance	8,700	45,472
Japan Steel Works	3,800	113,511
Japan Tobacco	31,700	646,273
Japan Transcity	3,000	16,087
Japan Wool Textile	4,700	45,494
JBCC Holdings	800	11,276
JCU	2,100	81,011
JDC	1,900	10,463
Jeol	1,800	84,981
†JFE Holdings	12,900	123,857
JGC Holdings	11,700	109,584
Jimoto Holdings	1,930	15,435
JINS	1,100	72,367
JK Holdings	1,500	12,476
JM Holdings	800	17,841
JMS	1,500	13,037

LVIP Dimensional International Core Equity Fund–25

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Joban Kosan	800	$ 10,693
J-Oil Mills	700	24,003
Joshin Denki	1,000	26,423
JP-Holdings	4,300	11,721
JSP	1,400	23,517
JSR	1,800	50,189
JTEKT	15,400	119,590
†Juki	2,600	13,333
Juroku Bank	1,800	32,781
Justsystems	900	62,521
JVC Kenwood	16,000	24,687
Kadoya Sesame Mills	300	11,381
Kaga Electronics	1,700	39,384
Kagome	1,300	45,880
Kajima	25,900	347,449
Kakaku.com	2,700	73,908
Kaken Pharmaceutical	2,100	81,151
Kakiyasu Honten	700	17,702
Kamakura Shinsho	2,000	22,191
Kameda Seika	900	42,259
Kamei	1,600	17,796
Kamigumi	6,400	116,918
Kanaden	1,100	13,796
†Kanagawa Chuo Kotsu	400	15,397
Kanamic Network	1,800	12,620
Kanamoto	2,500	53,753
Kandenko	7,000	59,294
Kaneka	3,800	133,129
Kaneko Seeds	900	13,736
Kanematsu	6,800	84,920
Kanematsu Electronics	800	32,193
Kansai Electric Power	9,800	92,689
Kansai Mirai Financial Group	3,022	14,646
Kansai Paint	1,200	36,990
Kanto Denka Kogyo	4,200	32,269
Kao	6,100	471,263
†Kasai Kogyo	2,600	9,532
Katitas	400	12,907
Kato Sangyo	1,200	40,679
Kato Works	400	3,746
KAWADA TECHNOLOGIES	200	8,302
†Kawasaki Heavy Industries	10,800	243,883
†Kawasaki Kisen Kaisha	3,100	63,646
KDDI	49,900	1,479,547
Keihan Holdings	1,400	67,120
Keihanshin Building	2,700	48,750
Keikyu	4,300	73,769
Keio	1,300	100,861
Keisei Electric Railway	1,800	60,930
Keiyo	3,000	21,305
Keiyo Bank	9,000	36,424
Kenedix	12,700	92,472
Kenko Mayonnaise	500	8,951
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kewpie	5,100	$ 112,286
Keyence	600	337,510
KFC Holdings Japan	1,400	39,978
KH Neochem	2,400	63,655
Kikkoman	1,700	118,315
Kintetsu Department Store	700	21,344
†Kintetsu Group Holdings	2,300	100,798
Kintetsu World Express	2,900	68,874
Kirin Holdings	11,400	269,188
Ki-Star Real Estate	600	14,702
†Kitagawa	600	7,740
Kita-Nippon Bank	400	7,912
Kitano Construction	300	7,277
Kitanotatsujin	3,800	17,082
Kito	2,000	29,959
Kitz	5,100	31,034
Kiyo Bank	4,100	58,715
†KLab	2,900	25,238
Koa	2,000	28,649
Koatsu Gas Kogyo	2,000	15,420
Kobayashi Pharmaceutical	300	36,668
Kobe Bussan	4,800	147,480
†Kobe Electric Railway	500	17,434
†Kobe Steel	26,200	140,274
Kohnan Shoji	1,900	59,195
Koito Manufacturing	2,900	197,362
Kojima	3,000	20,706
Kokuyo	5,400	73,157
Komatsu	9,800	270,463
Komatsu Matere	1,700	16,961
Komatsu Wall Industry	700	11,842
KOMEDA Holdings	3,200	57,889
Komehyo	1,100	7,519
Komeri	3,000	84,818
Konaka	2,400	6,808
Konami Holdings	3,700	208,185
Kondotec	2,100	23,038
Konica Minolta	32,500	124,449
Konishi	1,200	19,478
Konoike Transport	1,600	15,870
Konoshima Chemical	1,400	20,250
Kose	100	17,088
Koshidaka Holdings	3,600	15,510
Kotobuki Spirits	1,600	83,286
†Kourakuen Holdings	500	7,760
Krosaki Harima	500	19,139
KRS	600	9,635
K's Holdings	12,000	167,205
Kubota	8,600	187,889
Kumagai Gumi	2,800	70,603
Kumiai Chemical Industry	4,770	42,998
Kurabo Industries	800	14,087
Kuraray	22,500	239,561
Kureha	1,400	98,861

LVIP Dimensional International Core Equity Fund–26

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kurimoto	800	$ 12,465
Kurita Water Industries	5,700	217,881
Kuriyama Holdings	1,400	8,754
Kusuri no Aoki Holdings	800	69,576
†KYB	1,900	43,534
Kyodo Printing	400	11,219
Kyoei Steel	2,300	31,936
Kyokuto Boeki Kaisha	700	9,125
Kyokuto Kaihatsu Kogyo	2,300	31,295
Kyokuto Securities	1,000	6,692
Kyokuyo	500	14,304
†Kyoritsu Printing	3,400	3,725
Kyosan Electric Manufacturing	4,100	16,783
Kyowa Exeo	3,500	98,805
Kyudenko	2,400	77,506
Kyushu Electric Power	10,000	86,268
Kyushu Financial Group	29,900	122,795
Kyushu Railway	2,200	47,460
LAC	800	8,071
†Laox	4,600	8,122
Lasertec	4,300	504,703
Lawson	3,300	153,569
LEC	1,800	22,657
Life	900	31,082
LIFULL	5,900	21,123
Linical	1,000	6,855
Link And Motivation	1,400	7,956
Lintec	2,900	64,119
Lion	3,600	87,209
†Litalico	1,200	44,868
LIXIL Group	10,000	216,867
†M&A Capital Partners	400	22,936
M3	8,000	755,739
Mabuchi Motor	1,000	43,619
Macnica Fuji Electronics Holdings	3,900	76,708
Macromill	3,300	21,470
Maeda	8,300	73,867
Maeda Kosen	900	23,668
Maeda Road Construction	3,000	50,326
Makino Milling Machine	2,100	76,013
Mani	1,100	30,005
MarkLines	1,600	40,775
Marubeni	49,800	331,788
Marubun	2,400	11,926
Marudai Food	1,600	26,247
Maruha Nichiro	3,300	71,055
Marui Group	9,900	174,339
Maruichi Steel Tube	2,600	57,596
Maruka Machinery	900	17,357
Marusan Securities	3,900	17,500
Maruwa	600	67,478
Maruwa Unyu Kikan	1,600	34,148
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Maruzen CHI Holdings	2,600	$ 9,367
Maruzen Showa Unyu	800	27,007
Marvelous	2,500	21,457
Matching Service Japan	900	9,403
Matsuda Sangyo	800	13,874
Matsumotokiyoshi Holdings	2,200	93,836
Matsuoka	1,600	32,419
Matsuyafoods Holdings	200	6,536
†Maxell Holdings	3,000	37,434
Maxvalu Tokai	500	12,613
†Mazda Motor	29,200	195,462
McDonald's Holdings	1,000	48,461
MCJ	5,000	53,738
Mebuki Financial Group	46,990	92,586
Medical System Network	4,100	26,713
Medipal Holdings	2,500	47,013
Megachips	500	13,653
Megmilk Snow Brand	3,500	74,871
Meidensha	2,200	49,607
Meiji Electric Industries	1,100	15,204
MEIJI Holdings	5,100	358,937
Meiko Electronics	1,200	22,462
Meisei Industrial	2,700	20,515
Meitec	1,600	83,206
Melco Holdings	400	12,998
Members	800	18,024
Menicon	1,400	84,913
METAWATER	800	18,015
Michinoku Bank	2,000	19,443
Mie Kotsu Group Holdings	2,500	12,008
†Mikuni	1,600	4,273
Milbon	1,300	82,831
Mimasu Semiconductor Industry	1,100	27,552
MINEBEA MITSUMI	14,232	283,142
Ministop	600	8,188
Miraca Holdings	4,000	107,792
Mirait Holdings	6,200	106,398
Miroku Jyoho Service	900	18,275
MISUMI Group	2,600	85,351
Mitani	600	38,903
Mitani Sekisan	400	17,009
Mito Securities	5,800	12,809
†Mitsuba	2,400	10,594
Mitsubishi	16,600	409,220
Mitsubishi Chemical Holdings	74,700	452,558
Mitsubishi Electric	18,500	279,602
Mitsubishi Estate	12,700	204,125
Mitsubishi Gas Chemical	4,600	105,779
Mitsubishi Heavy Industries	10,000	306,261
Mitsubishi Kakoki Kaisha	700	20,031

LVIP Dimensional International Core Equity Fund–27

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Logisnext	3,300	$ 37,939
Mitsubishi Logistics	3,000	89,988
Mitsubishi Materials	6,700	141,143
†Mitsubishi Motors	30,100	63,329
Mitsubishi Paper Mills	2,100	6,353
Mitsubishi Pencil	1,400	18,686
Mitsubishi Research Institute	500	20,724
Mitsubishi Shokuhin	1,200	33,263
†Mitsubishi Steel Manufacturing	600	3,528
Mitsubishi UFJ Financial Group	141,500	626,508
Mitsubishi UFJ Lease & Finance	29,600	142,136
Mitsuboshi Belting	1,900	31,320
Mitsui Chemicals	10,600	311,378
†Mitsui E&S Holdings	6,300	21,437
Mitsui Fudosan	10,900	228,241
Mitsui High-Tec	900	33,855
Mitsui Matsushima Holdings	1,700	11,795
Mitsui Mining & Smelting	4,500	165,395
Mitsui OSK Lines	6,600	201,983
Mitsui Sugar	1,800	31,711
Mitsui-Soko Holdings	1,600	35,739
Miyazaki Bank	900	19,239
Mizuho Financial Group	28,470	361,346
Mizuho Leasing	1,900	57,287
Mizuno	1,700	33,155
Modec	900	16,366
Monex Group	14,000	52,465
Monogatari	700	85,299
MonotaRO	2,300	116,814
MORESCO	700	6,848
Morinaga & Co.	2,100	78,995
Morinaga Milk Industry	3,200	157,674
Moriroku Holdings	1,700	36,085
Morita Holdings	1,100	18,713
Morito	1,400	8,161
Mory Industries	200	4,522
MrMax Holdings	2,600	19,491
MS&AD Insurance Group Holdings	5,400	164,295
MTI	1,200	9,570
Murata Manufacturing	8,000	724,236
Musashi Seimitsu Industry	4,800	76,349
Musashino Bank	2,100	30,481
N Field	800	6,477
Nabtesco	5,700	250,188
NAC	2,400	21,685
Nachi-Fujikoshi	1,300	54,033
Nafco	1,600	31,144
Nagano Bank	700	9,216
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nagano Keiki	1,200	$ 11,366
Nagase & Co.	8,000	116,932
Nagatanien Holdings	1,000	21,970
Nagawa	300	27,932
Nagoya Railroad	2,700	71,242
Nakabayashi	2,100	12,850
Nakamuraya	500	19,391
Nakanishi	1,200	26,344
Nakayama Steel Works	3,400	12,633
Nankai Electric Railway	3,800	96,470
Nanto Bank	2,300	38,887
Natori	700	12,864
NEC	9,600	515,613
NEC Capital Solutions	700	12,840
NEC Networks & System Integration	2,400	41,497
NET One Systems	3,200	112,912
Neturen	2,000	9,157
Nexon	3,200	98,736
Nextage	2,100	26,956
NGK Insulators	6,500	100,436
NGK Spark Plug	11,000	187,846
NH Foods	2,600	114,516
NHK Spring	13,900	95,322
Nichias	3,500	83,357
Nichicon	4,500	57,017
Nichiden	1,300	28,205
Nichiha	2,000	63,065
Nichi-iko Pharmaceutical	2,800	26,488
Nichirei	7,100	199,508
Nichirin	1,300	21,084
Nidec	1,300	164,460
Nifco	5,600	219,617
Nihon Chouzai	800	11,596
Nihon Flush	2,200	27,920
Nihon House Holdings	2,600	8,324
Nihon Kohden	1,700	63,314
Nihon M&A Center	4,500	300,930
Nihon Nohyaku	2,400	11,736
Nihon Parkerizing	3,600	37,341
Nihon Plast	1,900	9,160
Nihon Tokushu Toryo	600	7,024
Nihon Unisys	3,400	133,266
Nihon Yamamura Glass	1,000	8,298
Nikkiso	6,300	61,381
Nikkon Holdings	4,500	90,227
Nikon	15,300	96,663
Nintendo	1,000	641,941
Nippo	3,800	104,117
Nippon Air Conditioning Services	1,800	13,158
Nippon Carbide Industries	800	9,897
Nippon Carbon	1,000	38,291
Nippon Ceramic	1,400	39,406

LVIP Dimensional International Core Equity Fund–28

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Chemical Industrial	600	$ 16,377
†Nippon Chemi-Con	2,100	37,336
Nippon Chemiphar	300	6,399
Nippon Coke & Engineering	18,200	15,712
Nippon Commercial Development	700	11,390
Nippon Concept	800	13,241
Nippon Concrete Industries	2,600	7,898
Nippon Denko	6,400	18,566
Nippon Densetsu Kogyo	2,800	57,917
Nippon Electric Glass	5,000	109,530
Nippon Express	4,700	316,153
Nippon Flour Mills	3,700	57,781
Nippon Gas	2,900	155,601
Nippon Kanzai	600	12,060
Nippon Kayaku	8,400	77,975
Nippon Kodoshi	800	19,887
Nippon Koei	800	22,013
Nippon Light Metal Holdings	4,270	79,260
Nippon Paint Holdings	700	76,918
Nippon Paper Industries	8,500	98,436
Nippon Parking Development	13,600	20,311
Nippon Pillar Packing	1,300	20,295
†Nippon Piston Ring	800	7,187
Nippon Road	600	44,804
Nippon Seisen	400	14,385
†Nippon Sharyo	1,700	39,819
†Nippon Sheet Glass	5,700	26,324
Nippon Shinyaku	300	19,692
Nippon Shokubai	900	50,469
Nippon Signal	2,100	19,172
Nippon Soda	2,200	65,437
†Nippon Steel	22,810	294,184
Nippon Steel Trading	1,400	50,733
Nippon Suisan Kaisha	26,600	109,952
Nippon Systemware	1,500	31,476
Nippon Telegraph & Telephone	11,400	292,512
Nippon Thompson	6,000	22,471
Nippon Yakin Kogyo	1,540	25,799
Nippon Yusen	11,600	270,637
Nipro	11,100	130,712
Nishimatsu Construction	3,000	61,523
†Nishimoto	700	17,169
Nishi-Nippon Financial Holdings	9,600	61,491
Nishi-Nippon Railroad	2,300	67,897
Nishio Rent All	2,000	41,901
Nissan Chemical	2,900	181,843
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Nissan Motor	45,200	$ 245,002
Nissan Shatai	4,700	39,047
Nissei ASB Machine	400	22,867
Nissei Plastic Industrial	1,500	12,885
Nissha	2,100	30,529
Nisshin Oillio Group	1,900	55,912
Nisshin Seifun Group	3,400	54,161
Nisshinbo Holdings	11,768	85,997
Nissin	1,000	11,797
Nissin Electric	3,300	39,089
Nissin Foods Holdings	1,300	111,430
Nitori Holdings	600	125,461
Nitta	1,800	38,937
Nitto Boseki	300	13,240
Nitto Denko	4,200	376,236
Nitto Fuji Flour Milling	300	19,140
Nitto Kogyo	2,100	41,650
Nitto Seiko	3,100	13,469
Nittoc Construction	3,400	26,088
Noda	1,000	6,304
Noevir Holdings	1,200	53,187
NOF	2,800	142,064
Nohmi Bosai	900	19,649
Nojima	2,100	57,604
NOK	4,500	48,395
Nomura	6,500	53,773
Nomura Holdings	40,800	215,712
Nomura Real Estate Holdings	8,000	177,389
Nomura Research Institute	2,820	100,881
Noritake	1,100	31,947
Noritsu Koki	1,200	28,329
Noritz	2,000	31,255
North Pacific Bank	17,800	37,659
NS Solutions	2,000	58,911
NS United Kaiun Kaisha	700	9,471
NSD	2,600	56,090
NSK	10,300	89,637
†NTN	36,600	94,282
NTT Data	17,700	242,283
Obara Group	900	34,344
Obayashi	39,100	337,611
Odakyu Electric Railway	4,400	138,196
Oenon Holdings	3,500	13,910
Ogaki Kyoritsu Bank	3,100	63,038
Ohsho Food Service	400	22,461
Oiles	2,600	40,899
Oita Bank	1,400	27,642
Oji Holdings	27,200	154,852
Okabe	2,800	21,018
Okamoto Industries	800	30,689
Okamoto Machine Tool Works	700	15,725
Okamura	2,600	23,283

LVIP Dimensional International Core Equity Fund–29

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Okasan Securities Group	14,000	$ 50,925
Oki Electric Industry	7,000	61,905
Okinawa Cellular Telephone	800	34,510
Okinawa Electric Power	1,948	26,196
OKUMA	1,100	61,698
Okura Industrial	800	14,821
Okuwa	2,100	26,465
Olympus	17,600	385,333
Omron	1,000	89,271
Ono Pharmaceutical	1,500	45,202
Onoken	1,400	17,000
Onward Holdings	5,500	11,044
Open House	3,400	125,079
Optex Group	800	14,648
Optorun	1,000	20,473
Oracle	500	65,177
Organo	800	47,612
Orient	33,000	37,128
Oriental Land	200	33,046
Oro	500	21,263
Osaka Gas	5,300	108,637
Osaka Organic Chemical Industry	1,700	52,786
Osaka Soda	800	21,130
†OSAKA Titanium Technologies	1,300	10,809
Osaki Electric	4,100	23,030
OSG	6,000	114,873
OSJB Holdings	8,700	23,544
Otsuka	1,800	94,945
Otsuka Holdings	3,000	128,539
OUG Holdings	500	13,962
Outsourcing	11,100	149,223
Pacific Industrial	3,500	36,474
Pack	700	19,188
PAL GROUP Holdings	2,200	26,124
PALTAC	600	32,659
Pan Pacific International Holdings	7,600	175,588
Panasonic	71,700	835,823
Paramount Bed Holdings	1,100	50,229
†Park24	6,500	113,103
Pasona Group	2,500	50,348
†Pegasus Sewing Machine Manufacturing	1,900	6,232
Penta-Ocean Construction	22,600	194,556
†PeptiDream	1,100	55,954
Persol Holdings	9,600	173,441
Pigeon	2,400	99,054
Pilot	2,300	64,631
Piolax	2,400	36,845
Pola Orbis Holdings	1,500	30,460
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Poletowin Pitcrew Holdings	1,400	$ 15,856
Press Kogyo	6,300	18,680
Pressance	2,900	49,973
Prestige International	3,400	30,085
Prima Meat Packers	2,400	76,083
Pronexus	1,200	12,211
Proto	1,400	14,143
PS Mitsubishi Construction	2,300	13,613
Punch Industry	1,000	4,083
†QB Net Holdings	900	12,268
Qol	1,000	10,929
Quick	700	7,165
Raito Kogyo	2,000	35,190
Raiznext	3,000	35,666
Rakus	5,200	120,439
†Rakuten	1,400	13,472
Rasa	1,300	11,494
Rasa Industries	900	20,219
Raysum	1,600	14,667
Recruit Holdings	14,600	613,243
Relia	1,600	19,861
Relo Group	5,100	123,615
Renaissance	1,100	9,533
†Renesas Electronics	35,700	373,671
Rengo	14,200	119,022
†RENOVA	1,600	61,610
Resona Holdings	60,400	211,446
Resorttrust	5,300	75,838
Retail Partners	1,600	22,625
Ricoh	19,800	130,202
Ricoh Leasing	1,500	44,708
Ride On Express Holdings	1,100	19,764
Riken	400	8,243
Riken Keiki	800	23,801
Riken Technos	2,900	12,688
Riken Vitamin	1,000	13,197
†Ringer Hut	200	4,369
Rinnai	500	58,121
Riso Kagaku	700	9,465
Riso Kyoiku	9,000	26,696
Rohm	800	77,553
Rohto Pharmaceutical	4,700	139,307
Rokko Butter	1,000	17,551
†Roland DG	1,500	27,356
Rorze	1,000	64,822
Round One	5,000	44,994
†Royal Holdings	1,700	30,346
RS Technologies	400	22,074
†Ryobi	1,600	19,419
Ryoden	1,300	19,541
Ryohin Keikaku	16,300	333,572
Ryosan	1,600	28,969

LVIP Dimensional International Core Equity Fund–30

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
S Foods	800	$ 26,117
S&B Foods	600	26,564
Sac's Bar Holdings	900	4,724
Saibu Gas	1,000	30,138
Saizeriya	1,500	27,759
Sakai Chemical Industry	1,000	19,102
Sakai Heavy Industries	300	6,842
Sakai Moving Service	1,000	50,593
Sakata INX	2,800	31,466
Sakura Internet	2,500	16,079
Sala	3,600	19,940
SAMTY	1,800	31,375
San Holdings	900	10,817
San ju San Financial Group	1,440	17,596
San-A Class A	600	25,376
San-Ai Oil	4,300	46,660
†Sanden Holdings	1,000	3,385
Sanei Architecture Planning	1,000	16,509
Sangetsu	1,100	16,555
San-In Godo Bank	14,200	67,835
†Sanken Electric	2,200	95,611
Sanki Engineering	3,200	37,656
Sankyo	1,700	45,998
Sankyo Frontier	500	19,144
†Sankyo Tateyama	2,400	18,923
Sankyu	3,500	132,350
Sanoh Industrial	4,800	43,788
Sanshin Electronics	1,200	24,063
Santen Pharmaceutical	2,600	42,227
Sanwa Holdings	13,000	151,810
Sanyo Chemical Industries	500	26,733
Sanyo Denki	400	21,549
Sanyo Electric Railway	600	11,513
†Sanyo Special Steel	1,500	18,663
Sanyo Trading	1,000	9,555
Sapporo Holdings	4,800	92,754
Sato Holdings	1,700	36,742
Sato Shoji	700	6,063
Satori Electric	200	1,446
Sawada Holdings	1,600	14,565
Sawai Pharmaceutical	3,100	140,689
SB Technology	1,300	44,008
SBI Holdings	6,800	161,766
SBS Holdings	1,000	25,342
Scala	1,600	12,599
SCREEN Holdings	1,900	140,114
Scroll	4,000	30,230
SCSK	1,200	68,623
SEC Carbon	300	16,036
Secom	1,000	92,252
Seed	1,000	5,927
Sega Sammy Holdings	5,400	85,244
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Seibu Holdings	12,500	$ 122,618
Seika	900	11,988
Seikagaku	3,100	30,575
Seikitokyu Kogyo	2,900	23,568
Seiko Epson	17,000	252,622
Seiko Holdings	2,700	34,575
Seino Holdings	7,600	107,248
Seiren	1,900	28,771
Sekisui Chemical	16,100	305,277
Sekisui House	7,900	160,937
Sekisui Kasei	2,500	12,855
Senko Group Holdings	8,600	83,875
Senshu Electric	600	18,471
Senshu Ikeda Holdings	19,500	27,989
†Senshukai	1,500	4,732
Seria	2,000	73,421
Seven & i Holdings	20,600	729,458
Seven Bank	40,900	86,464
SG Holdings	3,600	98,159
Sharp	5,600	85,089
Shibaura Electronics	600	18,153
Shibaura Machine	2,100	48,019
Shibaura Mechatronics	600	25,260
Shibusawa Warehouse	700	15,659
Shibuya	1,300	44,633
Shiga Bank	3,400	69,625
Shikoku Bank	2,900	19,126
Shikoku Chemicals	2,000	23,280
Shikoku Electric Power	5,500	35,906
Shima Seiki Manufacturing	1,700	28,842
Shimadzu	1,900	73,853
Shimamura	1,200	126,090
Shimano	200	46,816
Shimizu	17,800	129,571
Shimizu Bank	1,100	18,277
Shin Nippon Air Technologies	400	8,706
Shinagawa Refractories	700	17,014
†Shindengen Electric Manufacturing	300	7,467
Shin-Etsu Chemical	5,400	947,785
Shin-Etsu Polymer	4,100	37,537
Shinko Electric Industries	1,700	38,915
Shinko Shoji	2,200	15,992
Shinmaywa Industries	5,200	44,588
Shinnihon	2,400	19,300
Shinoken Group	2,800	30,249
Shinsei Bank	8,300	102,537
Shinsho	700	12,505
Shinwa	400	8,314
Shionogi & Co.	3,500	191,350
Ship Healthcare Holdings	2,500	139,239
Shiseido	5,000	346,121

LVIP Dimensional International Core Equity Fund–31

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Shizuki Electric	1,400	$ 8,076
Shizuoka Bank	18,800	137,998
Shizuoka Gas	4,100	41,112
Shoei	1,200	48,248
Shoei Foods	600	20,887
Shofu	1,000	18,434
Showa Denko	7,800	166,434
Showa Sangyo	600	17,700
SIGMAXYZ	2,000	35,580
Siix	1,200	17,975
Sinanen Holdings	600	17,234
Sinfonia Technology	1,200	16,311
Sinko Industries	1,600	27,542
SK-Electronics	700	9,023
SKY Perfect JSAT Holdings	8,900	43,849
†Skylark Holdings	11,400	176,641
SMC	100	61,074
SMK	200	5,858
SMS	4,400	168,730
Soda Nikka	2,000	10,587
Sodick	4,700	40,170
Softbank	24,400	306,268
SoftBank Group	13,600	1,055,836
Softcreate Holdings	700	18,829
Sohgo Security Services	2,300	119,313
Sojitz	73,900	165,026
Soken Chemical & Engineering	1,100	20,866
Solasto	1,900	29,451
Sompo Holdings	3,600	145,954
Sony	21,800	2,196,742
†Sotetsu Holdings	2,200	52,757
Space Value Holdings	2,600	17,584
Sparx Group	4,800	11,867
SPK	1,000	12,347
S-Pool	4,800	35,064
Square Enix Holdings	1,300	78,820
SRA Holdings	1,000	25,437
Srg Takamiya	2,400	12,241
ST	1,200	22,766
St Marc Holdings	900	12,219
Stanley Electric	2,300	74,197
Star Mica Holdings	1,800	23,563
Star Micronics	1,700	27,302
Starts	3,000	83,455
Starzen	400	16,412
Stella Chemifa	400	12,877
Strike	600	29,841
Studio Alice	900	16,847
Subaru	17,000	340,152
Sugi Holdings	900	60,119
Sugimoto & Co.	800	19,247
SUMCO	17,300	379,879
†Sumida	2,500	26,112
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Suminoe Textile	800	$ 16,676
Sumitomo	13,000	172,288
Sumitomo Bakelite	2,700	93,113
Sumitomo Chemical	49,400	199,120
Sumitomo Dainippon Pharma	5,600	82,765
Sumitomo Densetsu	900	22,920
Sumitomo Electric Industries	23,100	306,093
Sumitomo Forestry	13,400	280,333
Sumitomo Heavy Industries	7,100	175,490
Sumitomo Metal Mining	4,100	182,372
Sumitomo Mitsui Construction	14,700	61,079
Sumitomo Mitsui Financial Group	13,800	427,774
Sumitomo Mitsui Financial Group ADR	10,818	66,747
Sumitomo Mitsui Trust Holdings	4,200	129,590
Sumitomo Osaka Cement	2,500	73,154
Sumitomo Realty & Development	8,800	271,680
Sumitomo Riko	3,300	19,447
Sumitomo Rubber Industries	12,400	106,693
Sumitomo Seika Chemicals	600	23,895
Sun Frontier Fudousan	2,200	19,058
Sundrug	3,700	147,877
Suntory Beverage & Food	5,900	208,974
Sun-Wa Technos	1,500	14,124
Suruga Bank	13,100	43,017
Sushiro Global Holdings	6,200	237,844
Suzuken Aichi	2,300	83,200
Suzuki	2,700	30,781
Suzuki Motor	4,100	190,058
SWCC Showa Holdings	1,600	27,239
Sysmex	1,400	168,457
Systena	3,600	75,589
Syuppin	1,200	10,511
†T RAD	800	10,389
T&D Holdings	14,200	167,970
T&K Toka	1,200	10,195
Tachibana Eletech	800	13,008
Tachikawa	900	10,946
†Tachi-S	1,400	15,946
Tadano	7,900	67,725
Taihei Dengyo Kaisha	1,000	22,788
Taiheiyo Cement	9,200	230,452
Taiho Kogyo	900	6,262
Taikisha	1,300	34,146
Taiko Pharmaceutical	800	12,506

LVIP Dimensional International Core Equity Fund–32

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Taisei	11,100	$ 382,934
Taiyo Holdings	700	41,488
Taiyo Nippon Sanso	7,000	130,211
Taiyo Yuden	9,300	436,646
Takamatsu Construction Group	1,100	21,815
Takaoka Toko	700	11,202
Takara &	700	11,876
Takara Holdings	5,400	67,577
Takara Leben	9,900	29,508
Takara Standard	2,500	36,781
Takasago International	1,100	25,320
Takasago Thermal Engineering	2,900	44,023
Takashimaya	9,700	83,480
†Take And Give Needs	1,700	9,158
Takeda Pharmaceutical	12,123	438,724
Takeei	3,400	41,923
Takeuchi Manufacturing	2,700	63,760
Takuma	2,700	48,258
Tama Home	1,400	20,020
Tamron	700	12,403
Tamura	7,000	38,881
Tanseisha	2,100	16,704
Taoka Chemical	200	25,567
Tatsuta Electric Wire and Cable	3,600	26,238
Tayca	1,900	27,858
Tbk	4,000	17,291
TDK	6,500	980,742
TechMatrix	2,400	49,922
TechnoPro Holdings	2,100	174,459
Teijin	13,200	248,399
Teikoku Electric Manufacturing	1,200	14,038
Tekken	1,100	19,526
Terumo	6,100	255,262
T-Gaia	1,500	28,162
THK	4,500	145,534
TIS	8,400	172,196
TKC	600	45,046
Toa Hyogo	1,000	8,253
Toa Oil	400	9,974
TOA ROAD	300	11,011
Toa Tokyo	1,900	36,750
Tobishima	2,080	21,808
Tobu Railway	3,300	98,394
TOC	4,000	27,017
Tocalo	5,800	79,689
Tochigi Bank	7,700	12,859
Toda	16,300	107,975
†Toda Kogyo	700	15,600
Toei	200	32,739
Toei Animation	600	47,078
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Toenec	1,000	$ 39,161
†Toho (Kobe)	300	5,476
Toho (Tokyo)	900	37,961
Toho Bank	16,500	33,308
Toho Gas	1,200	79,501
Toho Holdings	4,400	77,350
Toho Titanium	1,700	14,632
†Toho Zinc	900	20,376
Tohoku Bank	1,100	11,788
Tohoku Electric Power	10,300	85,008
Tokai	1,000	19,733
Tokai Carbon	12,400	155,244
TOKAI Holdings	6,700	66,663
Tokai Rika	4,500	76,161
Tokai Tokyo Financial Holdings	13,200	39,061
Tokio Marine Holdings	7,100	365,803
Tokushu Tokai Paper	800	38,702
Tokuyama	5,100	114,816
†Tokyo Base	1,700	8,762
Tokyo Century	2,600	206,333
†Tokyo Dome	6,400	80,589
†Tokyo Electric Power	34,900	92,185
Tokyo Electron	1,600	597,700
Tokyo Electron Device	500	15,343
Tokyo Energy & Systems	1,900	16,706
Tokyo Gas	5,500	127,298
Tokyo Keiki	1,200	10,920
Tokyo Kiraboshi Financial Group	2,700	28,977
Tokyo Ohka Kogyo	1,200	84,299
†Tokyo Rope Manufacturing	600	4,417
Tokyo Sangyo	2,400	14,006
Tokyo Seimitsu	2,500	117,627
Tokyo Steel Manufacturing	8,000	51,823
Tokyo Tatemono	12,800	175,737
Tokyo Tekko	1,100	21,812
Tokyotokeiba	500	22,695
Tokyu	5,600	69,580
Tokyu Construction	9,200	44,195
Tokyu Fudosan Holdings	37,600	200,845
Toli	2,800	6,708
Tomoe	1,600	6,226
Tomoe Engineering	1,100	21,208
Tomoku	800	13,253
TOMONY Holdings	8,900	26,954
Tomy	7,200	63,552
Tonami Holdings	500	28,935
Topcon	5,200	64,715
Topre	2,600	39,897
†Topy Industries	1,200	13,710
Toray Industries	80,600	478,071
Toridoll Holdings	3,000	40,262
†Torikizoku	900	12,687

LVIP Dimensional International Core Equity Fund–33

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Torishima Pump Manufacturing	1,600	$ 13,409
Tosei	3,100	35,579
Toshiba	6,700	187,656
†Toshiba TEC	2,000	72,247
Tosho	600	9,110
Tosoh	8,500	132,805
Totech	400	10,917
Totetsu Kogyo	1,400	37,050
TOTO	1,700	102,320
Tottori Bank	600	6,517
Towa	1,400	28,572
Towa Bank	3,300	20,202
Towa Pharmaceutical	2,100	38,975
Toyo Construction	5,200	22,145
Toyo Denki Seizo KK	800	9,047
Toyo Ink SC Holdings	2,600	49,794
Toyo Kanetsu	1,600	32,630
†Toyo Machinery & Metal	2,400	9,589
Toyo Securities	8,000	10,315
Toyo Seikan Group Holdings	5,700	62,423
Toyo Suisan Kaisha	1,900	92,467
Toyo Tanso	1,000	19,586
Toyo Tire	8,000	121,744
Toyobo	6,300	84,329
Toyoda Gosei	3,200	92,846
Toyota Boshoku	4,300	69,835
Toyota Motor	52,601	4,059,223
Toyota Motor ADR	1,502	232,164
Toyota Tsusho	6,700	271,126
TPR	1,800	24,725
Trancom	400	34,622
Transaction	1,200	10,836
Transcosmos	900	22,759
†Trend Micro	3,300	189,991
Tri Chemical Laboratories	300	48,522
Trusco Nakayama	1,500	42,163
TS Tech	2,800	86,477
Tsubaki Nakashima	3,100	33,793
Tsubakimoto Chain	1,600	42,073
Tsubakimoto Kogyo	400	14,875
Tsugami	5,000	75,737
†Tsukada Global Holdings	1,600	3,899
Tsukishima Kikai	1,500	20,267
Tsukuba Bank	3,300	5,924
Tsukui	2,800	14,884
Tsumura & Co.	2,200	66,169
Tsuruha Holdings	1,000	142,204
Tsurumi Manufacturing	800	13,688
†UACJ	3,200	58,747
Ube Industries	8,200	149,024
Uchida Yoko	700	28,783
UKC Holdings	1,800	38,799
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ulvac	2,300	$ 98,606
Unicharm	2,900	137,535
†Uniden Holdings	800	17,522
Union Tool	400	12,010
†Unipres	3,000	28,258
UNITED	700	9,288
†United Arrows	1,400	20,767
United Super Markets Holdings	3,400	37,208
†Unitika	8,100	30,990
†Universal Entertainment	1,400	32,343
Urbanet	5,600	13,859
USS	4,900	99,082
†UT Group	1,900	59,148
†UUUM	1,300	20,136
V Technology	600	34,255
Valor Holdings	3,000	76,919
Valqua	1,300	25,900
Value HR	800	12,665
ValueCommerce	1,200	37,217
†Vector	2,500	24,224
Vertex	700	12,216
†Vision	1,800	18,131
Vital KSK Holdings	4,200	33,071
VT Holdings	7,200	29,783
Wacoal Holdings	3,600	72,502
Wacom	10,800	90,597
Wakachiku Construction	1,500	17,068
Wakita & Co.	3,800	38,876
Warabeya Nichiyo Holdings	1,300	17,864
Watahan & Co.	1,000	13,153
Wavelock Holdings	1,500	10,947
WDB Holdings	300	7,690
Welcia Holdings	3,000	113,167
West Holdings	1,560	71,842
West Japan Railway	2,100	109,956
Will Group	1,900	18,579
WIN-Partners	1,900	22,755
Workman	300	25,596
World Holdings	800	15,236
Wowow	500	13,742
Xebio Holdings	2,000	15,990
†Yachiyo Industry	1,000	5,641
Yagi & Co.	500	6,910
Yahagi Construction	1,500	12,886
Yakult Honsha	1,100	55,475
YAKUODO Holdings	1,100	26,367
YAMABIKO	2,500	31,438
YAMADA Consulting Group	500	4,782
Yamada Denki	13,100	69,601
Yamagata Bank	1,900	18,937
Yamaguchi Financial Group	14,600	82,419
Yamaha	800	47,139

LVIP Dimensional International Core Equity Fund–34

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Yamaha Motor	9,700	$ 197,987
Yamaichi Electronics	1,500	22,576
YA-MAN	1,000	18,142
Yamanashi Chuo Bank	2,800	20,918
Yamatane	900	11,885
Yamato Holdings	9,500	242,561
Yamaya	400	8,434
Yamazaki Baking	5,900	98,538
Yamazen	3,700	37,077
Yaoko	1,000	69,646
Yashima Denki	1,300	12,279
Yaskawa Electric	2,000	99,711
Yasunaga	500	5,770
Yellow Hat	3,200	52,111
Yokogawa Bridge Holdings	2,100	44,440
Yokogawa Electric	5,700	113,687
Yokohama Reito	3,900	32,606
Yokohama Rubber	9,000	134,073
Yokowo	1,800	54,181
Yondenko	700	18,838
Yondoshi Holdings	500	9,676
†Yorozu	1,000	10,044
Yoshinoya Holdings	3,600	66,562
Yotai Refractories	2,700	22,127
Yuasa Trading	1,700	54,674
Yumeshin Holdings	2,500	16,913
Yurtec	3,400	27,487
Yushiro Chemical Industry	1,300	13,963
Z Holdings	37,100	224,501
Zenrin	1,700	20,825
Zensho Holdings	4,369	113,944
Zeon	8,000	114,921
ZIGExN	3,300	12,686
ZOZO	1,900	46,805
		112,752,000
Jersey–0.02%
Centamin	70,027	118,536
		118,536
Luxembourg–0.18%
†Eurofins Scientific	5,500	461,130
†RTL Group	2,249	109,416
SES FDR	26,842	251,917
Tenaris	1,983	16,070
Tenaris ADR	1,877	29,938
		868,471
Macau–0.06%
†MGM China Holdings	34,400	59,158
†Sands China	25,600	111,805
†SJM Holdings	53,000	59,423
†Wynn Macau	37,200	62,587
		292,973
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico–0.02%
Fresnillo	5,202	$ 80,348
		80,348
Mongolia–0.02%
†Turquoise Hill Resources	7,198	89,515
		89,515
Netherlands–3.45%
Aalberts	8,083	359,652
†ABN AMRO Bank	9,851	96,529
†Accell Group	2,057	64,959
†Adyen	123	285,796
Aegon	86,360	344,478
Aegon (New York shares)	1,706	6,739
Akzo Nobel	4,549	488,265
†Altice Europe Class A	28,095	181,963
AMG Advanced Metallurgical Group	862	25,739
Amsterdam Commodities	1,224	31,252
APERAM	3,932	163,632
†Arcadis	5,163	170,545
†ArcelorMittal (New York Shares)	10,935	250,412
†Argenx ADR	115	33,820
ASM International	3,088	673,867
ASML Holding	930	450,285
ASML Holding (New York shares)	3,229	1,574,848
ASR Nederland	10,887	435,600
†Basic-Fit	2,052	75,205
BE Semiconductor Industries	4,499	270,171
†Beter Bed Holding	484	2,543
†Boskalis Westminster	6,280	173,310
†Brunel International	2,398	21,385
Corbion	6,434	360,250
Euronext	3,432	378,034
ForFarmers	2,935	19,147
†Fugro	4,980	45,836
†GrandVision	4,447	138,533
†Heijmans	1,585	18,066
†Heineken	2,825	314,815
IMCD	2,854	363,257
†ING Groep	37,974	353,076
†Intertrust	7,081	120,069
†Just Eat Takeaway.com	4,228	476,185
†Kendrion	1,547	31,247
Koninklijke Ahold Delhaize	68,957	1,945,369
†Koninklijke BAM Groep	25,123	51,985
Koninklijke DSM	4,859	835,608
Koninklijke KPN	223,859	680,373
†Koninklijke Philips	8,168	441,694
Koninklijke Vopak	4,909	257,814

LVIP Dimensional International Core Equity Fund–35

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
Nederland Apparatenfabriek	289	$ 18,000
NN Group	7,642	330,365
†OCI	4,816	92,655
Ordina	8,314	29,159
†PostNL	21,003	71,594
†Prosus	2,395	258,609
†Randstad	6,336	410,146
Royal Dutch Shell Class B	58,563	992,567
SBM Offshore	11,675	220,562
†Signify	9,354	392,739
†Sligro Food Group	1,675	34,609
TKH Group	3,347	161,732
†TomTom	3,375	34,824
†Van Lanschot Kempen	1,102	28,186
Wolters Kluwer	7,738	652,833
		16,740,933
New Zealand–0.56%
†a2 Milk	13,678	118,964
†Air New Zealand	57,042	74,137
Arvida Group	15,546	20,068
†Auckland International Airport	14,773	80,788
Chorus	41,490	236,021
Contact Energy	12,274	79,002
EBOS Group	7,409	153,201
Fisher & Paykel Healthcare	6,224	147,812
†Fletcher Building	41,865	178,107
Fonterra Co-operative Group	1,770	5,581
†Freightways	10,800	78,307
Genesis Energy	24,957	65,240
†Gentrack Group	3,379	3,752
Hallenstein Glasson Holdings	5,127	24,577
Heartland Group Holdings	29,700	35,581
Infratil	22,778	119,771
†Kathmandu Holdings	35,418	32,714
Mainfreight	3,623	181,570
Mercury	10,506	49,443
Meridian Energy	8,631	46,224
†New Zealand Refining	7,205	2,854
NZX	15,369	21,692
Port of Tauranga	10,069	53,722
†Restaurant Brands New Zealand	1,312	10,902
Ryman Healthcare	7,052	77,368
†Sanford	3,824	14,400
Scales	8,105	29,081
Skellerup Holdings	11,414	30,007
†SKY Network Television	38,440	4,459
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
†SKYCITY Entertainment Group	48,701	$ 112,858
Spark New Zealand	60,072	203,477
Summerset Group Holdings	16,341	147,777
†Synlait Milk	5,619	21,130
†Tourism Holdings	5,195	9,739
Trustpower	2,009	11,443
Vector	4,460	13,655
†Vista Group International	10,648	12,899
†Warehouse Group	6,110	12,110
†Xero	1,283	145,619
†Z Energy	22,030	50,815
		2,716,867
Norway–0.85%
ABG Sundal Collier Holding	35,090	26,068
†Adevinta	960	16,138
AF Gruppen	1,402	28,656
†Akastor	6,130	5,060
Aker Class A	843	55,048
Aker BP	3,838	96,848
†Aker Solutions	19,413	37,202
†American Shipping	4,751	15,635
†Atea	6,998	99,141
Austevoll Seafood	5,943	60,693
Avance Gas Holding	6,307	30,214
†Axactor	6,859	8,558
†B2Holding	56,820	49,226
†Bakkafrost	317	22,632
Bonheur	2,246	63,450
Borregaard	5,961	98,685
†BW Energy	1,720	5,509
BW Offshore	8,430	37,125
†DNB	12,986	254,469
†DNO	52,313	41,774
Entra	6,059	137,419
Equinor	31,240	527,221
Equinor ADR	700	11,494
Europris	12,413	73,978
Fjordkraft Holding	3,635	35,481
†Frontline	5,415	34,320
†Grieg Seafood	3,963	39,281
†Hexagon Composites	3,465	22,093
†Hexagon Purus Holding	393	2,287
†Hoegh LNG Holdings	2,562	4,587
†Kongsberg Automotive	170,698	6,977
†Kongsberg Gruppen	4,561	93,829
Leroy Seafood Group	7,631	53,840
†Marine Harvest	4,887	108,863
†NEL	3,806	12,878
†Nordic Semiconductor	2,820	45,305
Norsk Hydro	42,592	198,226

LVIP Dimensional International Core Equity Fund–36

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
Norway Royal Salmon	1,024	$ 25,629
†Norwegian Finans Holding	8,499	72,683
Ocean Yield	6,285	19,468
†Odfjell Drilling	10,099	20,208
Orkla	13,526	137,322
†Otello	8,180	25,759
†PGS ASA	27,728	16,890
†Protector Forsikring	5,139	35,691
Salmar	1,165	68,258
†Sbanken	7,910	63,570
Scatec Solar	2,783	110,831
†Schibsted Class A	746	31,794
†Schibsted Class B	433	16,073
Selvaag Bolig	3,629	24,506
†SpareBank 1 SR-Bank	13,088	138,967
Stolt-Nielsen	1,310	16,775
†Storebrand	26,639	199,557
Telenor	8,136	138,107
TGS NOPEC Geophysical	8,421	130,556
Tomra Systems	1,480	72,809
Veidekke	7,146	92,480
†Wallenius Wilhelmsen	6,016	16,328
†XXL	3,907	8,764
Yara International	4,097	169,966
		4,113,201
Portugal–0.19%
Altri	3,521	22,150
†Banco Comercial Portugues	422,999	63,546
†CTT-Correios de Portugal	4,552	12,992
EDP Renovaveis	2,256	62,838
Energias de Portugal	19,920	125,028
Galp Energia	26,458	280,359
Jeronimo Martins	8,189	137,655
†Mota-Engil	7,497	12,463
†Navigator	16,490	50,062
NOS	20,804	72,321
REN - Redes Energeticas Nacionais	4,988	14,372
Semapa-Sociedade de Investimento e Gestao	1,921	21,044
Sonae	61,884	49,596
		924,426
Singapore–0.83%
=Accordia Golf Trust	85,200	1,373
AEM Holdings	20,400	53,321
†Banyan Tree Holdings	48,800	9,803
=†Best World International	23,900	4,572
Bukit Sembawang Estates	7,800	23,520
BW LPG	9,135	63,001
CapitaLand	26,100	64,761
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
China Aviation Oil Singapore	34,700	$ 27,830
China Sunsine Chemical Holdings	31,000	11,629
Chip Eng Seng	40,600	13,509
City Developments	13,800	83,188
†ComfortDelGro	87,500	110,871
†COSCO Shipping International	91,400	19,376
Dairy Farm International Holdings	8,700	36,312
DBS Group Holdings	21,560	408,578
Delfi	3,900	2,067
=†Ezion Holdings	288,390	1,768
Far East Orchard	21,100	17,264
First Resources	41,400	40,158
Frasers Property	33,300	31,232
Frencken Group	21,400	21,426
†Geo Energy Resources	109,100	15,189
†GL	39,700	15,470
Goldenri-Resources	570,900	68,676
Great Eastern Holdings	700	10,602
GuocoLand	27,500	31,841
†Halcyon Agri	27,812	6,406
Hi-P International	20,100	30,576
Ho Bee Land	7,100	12,840
†Hong Fok	19,800	11,086
Hong Leong Finance	10,000	18,091
Hotel Grand Central	19,542	15,527
Hutchison Port Holdings Trust	393,200	77,911
†Hyflux	16,000	2,640
†Indofood Agri Resources	26,500	5,915
Japfa	41,800	29,296
Jardine Cycle & Carriage	4,188	62,045
Kenon Holdings	154	4,537
Keppel	33,400	136,018
Keppel Infrastructure Trust	184,616	76,192
†Lian Beng Group	45,500	15,185
=†Midas Holdings	143,100	3,898
†mm2 Asia	59,300	6,730
NetLink NBN Trust	57,100	41,734
Olam International	30,000	34,758
†OUE	20,900	18,996
Oversea-Chinese Banking	37,711	287,376
Oxley Holdings	96,724	15,722
QAF	12,400	8,506
Raffles Medical Group	43,413	32,690
Riverstone Holdings	41,600	35,071
†SATS	43,200	130,346
Sembcorp Industries	92,600	119,771
†Sembcorp Marine	530,958	57,550
Sheng Siong Group	17,900	21,002

LVIP Dimensional International Core Equity Fund–37

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
SIIC Environment Holdings	68,260	$ 8,935
Sinarmas Land	50,600	7,849
†Singapore Airlines	65,650	213,016
Singapore Exchange	28,700	201,589
Singapore Post	66,400	35,483
Singapore Technologies Engineering	39,700	114,895
Singapore Telecommunications	92,100	160,819
Stamford Land	46,600	11,653
StarHub	49,400	48,938
Sunningdale Tech	8,300	9,640
Tuan Sing Holdings	52,443	12,498
UMS Holdings	27,625	22,591
United Overseas Bank	14,662	249,905
UOB-Kay Hian Holdings	34,885	37,468
UOL Group	22,200	129,450
Valuetronics Holdings	30,910	13,810
Venture	10,300	151,449
Wilmar International	17,400	61,262
Wing Tai Holdings	34,200	50,423
		4,047,425
Spain–2.23%
Acciona	1,873	268,011
Acerinox	15,721	174,109
ACS Actividades de Construccion y Servicios	16,792	557,883
†Aena SME	1,541	267,902
Alantra Partners	864	14,038
Almirall	4,005	53,311
Amadeus IT Group	6,016	444,085
†Amper	80,575	18,884
†Applus Services	3,727	41,358
†Atresmedia de Medios demunicacion	4,821	16,962
†Banco Bilbao Vizcaya Argentaria	121,988	604,646
†Banco Bilbao Vizcaya Argentaria Sponsored ADR	72,520	358,249
†Banco de Sabadell	329,208	142,469
†Banco Santander	226,791	707,211
Bankia	78,106	139,040
†Bankinter	31,322	169,898
Befesa	2,176	137,248
CaixaBank	87,060	223,768
Cellnex Telecom	2,009	120,646
Cia de Distribucion Integral Logista Holdings	3,443	66,909
CIE Automotive	3,832	103,242
†Construcciones y Auxiliar de Ferrocarriles	1,158	55,526
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Ebro Foods	4,342	$ 100,465
†eDreams ODIGEO	3,178	16,168
Elecnor	2,740	36,964
Enagas	13,285	292,266
†Ence Energia y Celulosa	6,937	28,755
Endesa	8,936	245,105
Ercros	10,000	26,185
Euskaltel	6,619	70,286
Faes Farma	21,334	90,962
Ferrovial	3,339	92,323
Fluidra	3,288	84,408
Fomento de Construcciones y Contratas	4,260	45,797
†Gestamp Automocion	6,647	32,176
†Global Dominion Access	7,450	34,221
Grifols	3,535	103,209
Grupo Catalana Occidente	1,952	69,749
Iberdrola	134,335	1,930,433
Iberpapel Gestion	312	6,556
†Indra Sistemas	8,152	69,715
Industria de Diseno Textil	8,193	260,044
Laboratorios Farmaceuticos Rovi	773	35,790
†Liberbank	124,330	38,276
Mapfre	44,182	86,344
†Mediaset Espana Comunicacion	13,229	68,754
†Melia Hotels International	8,112	56,497
Miquel y Costas & Miquel	1,372	24,672
Naturgy Energy Group	12,341	286,979
†Neinor Homes	865	11,480
†Obrascon Huarte Lain	5,166	3,867
Pharma Mar	597	52,189
†Promotora de Informaciones Class A	23,606	25,753
Prosegur Cia de Seguridad	21,566	64,699
†Realia Business	11,794	9,898
Red Electrica	10,208	209,581
Repsol	34,471	347,265
Sacyr	30,586	75,581
Siemens Gamesa Renewable Energy	3,294	133,757
†Tecnicas Reunidas	591	7,836
Telefonica	103,342	411,056
Telefonica ADR	20,691	83,592
†Telefonica	5,741	22,760
†Tubacex	8,167	13,669
†Unicaja Banco	45,704	40,159
Vidrala	1,142	132,397
Viscofan	2,727	193,390
Zardoya Otis	12,104	85,028
		10,842,451

LVIP Dimensional International Core Equity Fund–38

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden–3.48%
AAK	2,756	$ 55,727
AcadeMedia	8,341	86,347
†Adapteo	3,362	38,937
AddLife Class B	4,272	74,769
†AddNode Group	803	27,880
AddTech AB Class B	16,520	219,542
†AF Class B	4,855	148,230
†Alfa Laval	9,286	256,446
Alimak Group	3,226	51,586
†Ambea AB	2,729	21,644
†Annehem Fastigheter Class B	2,992	11,510
Arjo Class B	13,896	106,150
Assa Abloy Class B	4,869	120,323
Atlas Copco Class A	8,445	434,043
Atlas Copco Class B	4,669	209,580
Atrium Ljungberg Class B	1,884	39,952
†Attendo	8,480	45,741
Avanza Bank Holding	7,912	224,062
Axfood	3,690	85,960
Beijer Alma Class B	3,471	55,952
†Beijer Electronics Group	1,878	9,262
Beijer Ref	2,621	119,925
Bergman & Beving Class B	2,044	24,502
Besqab	861	13,141
†Betsson	9,414	84,020
†Bilia Class A	7,797	95,446
BillerudKorsnas	10,190	179,333
BioGaia Class B	1,029	66,915
†Biotage	2,689	45,429
Boliden	14,714	522,014
†Bonava Class B	6,842	65,375
Bravida Holding	8,196	109,079
†Bufab	2,873	67,894
†Bulten	815	8,887
†Byggmax Group	2,929	18,222
Castellum	5,351	136,401
Catena	937	44,037
†Clas Ohlson Class B	3,191	30,346
Cloetta Class B	20,659	61,378
Concentric	2,269	50,696
†Coor Service Management Holding	4,178	36,941
Dios Fastigheter	3,818	35,669
†Dometic Group	22,384	296,846
†Doro	2,027	11,505
†Duni	3,070	40,188
Dustin Group	4,108	32,102
Eastnine	1,862	28,367
Electrolux Class B	11,611	270,152
†Electrolux Professional	11,611	66,470
Elekta Class B	18,338	245,675
†Eltel	11,132	30,635
†Enea	1,679	38,749
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Epiroc Class A	8,210	$ 149,214
Epiroc Class B	4,300	72,591
Essity	384	12,625
Essity Class B	9,391	302,570
†Fagerhult	4,249	23,535
†Fastighets Balder Class B	1,316	68,714
FastPartner	1,287	15,103
Getinge Class B	4,992	116,821
†Granges	9,560	116,841
†Haldex	3,002	16,007
†Hennes & Mauritz Class B	13,426	281,840
Hexagon Class B	1,000	91,682
†Hexatronic Group	2,448	22,526
Hexpol	12,560	134,476
†HMS Networks	904	28,509
†Hoist Finance	3,822	17,067
Holmen Class B	2,653	127,226
Hufvudstaden Class A	4,780	79,074
†Humana	3,911	28,087
Husqvarna Class B	17,570	228,022
ICA Gruppen	2,689	134,506
†Indutrade	7,725	165,364
Intrum	4,424	115,359
†Inwido	6,076	89,093
†ITAB Shop Concept Class B	1,500	3,325
JM	3,305	116,540
†Kindred Group SDR	17,043	166,754
Klovern Class B	22,993	43,804
†KNOW IT	1,633	61,826
Kungsleden	5,559	60,937
Lagercrantz Group AB Class B	11,514	106,357
LeoVegas	4,528	19,269
Lifco Class B	1,220	116,720
Lindab International	6,964	144,455
Loomis	6,231	171,308
Lundin Energy	2,834	76,809
†Medicover AB	680	13,630
†Mekonomen	2,222	24,597
MIPS	1,320	82,766
†Modern Times Group MTG Class B	6,589	117,145
Mycronic	460	13,663
NCC Class B	4,707	85,441
†Nederman Holding	1,654	28,372
†New Wave Group Class B	5,098	33,816
†Nobia	10,077	80,755
†Nobina	6,838	57,462
Nokian Renkaat	8,214	289,303
†Nolato Class B	1,916	193,720
†Nordic Entertainment Group Class B	4,073	227,026

LVIP Dimensional International Core Equity Fund–39

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†Nordic Waterproofing Hold Ab Common Stock	2,580	$ 51,566
†OEM International Class B	571	21,414
†Peab Class B	14,960	162,963
Pricer Class B	11,019	52,006
Proact IT Group	780	25,881
Ratos Class B	17,331	80,785
†RaySearch Laboratories	882	8,907
†Recipharm Class B	6,727	179,385
†Resurs Holding	8,813	48,039
†Rottneros	8,551	8,476
†Saab Class B	4,706	136,927
Sagax Class B	1,202	24,831
Samhallsbyggnadsbolaget i Norden	35,752	126,531
†Sandvik	11,112	274,061
†SAS	269,480	59,775
†Scandi Standard	5,314	44,594
†Sectra AB Class B	1,710	151,398
Securitas Class B	15,358	247,780
†Semcon	1,825	17,435
†Sinch	543	88,305
†Skandinaviska Enskilda Banken Class A	17,046	175,531
Skanska Class B	15,623	398,137
SKF Class A	693	18,001
SKF Class B	10,407	270,782
†SkiStar	3,916	51,012
†SSAB Class A	14,729	52,213
†SSAB Class B	43,120	136,677
†SSAB (Helsinki Stock Exchange) Class B	7,881	25,235
†Svenska Cellulosa Class B	15,213	265,986
†Svenska Cellulosa SCA Class A	1,121	20,195
†Svenska Handelsbanken Class A	19,294	194,484
Sweco AB	6,900	126,635
†Swedbank Class A	9,886	173,404
Swedish Match	2,609	203,034
†Swedish Orphan Biovitrum	5,057	101,769
†Systemair	1,391	43,714
Tele2 Class B	12,744	168,577
Telefonaktiebolaget LM Ericsson Class A	806	10,310
Telefonaktiebolaget LM Ericsson Class B	40,779	485,085
Telia	49,049	202,565
†Thule Group	2,880	107,753
†Trelleborg Class B	12,704	282,181
Troax Group	3,047	71,000
†VBG Group Class B	630	11,762
†Volvo Class A	9,281	221,187
†Volvo Class B	48,270	1,142,700
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Wallenstam Class B	2,582	$ 41,035
Wihlborgs Fastigheter	5,465	123,525
		16,908,182
Switzerland–7.41%
ABB	22,440	629,424
Adecco Group	9,339	622,009
†Alcon	12,012	794,424
Allreal Holding	1,028	236,054
†ALSO Holding	461	131,171
†ams	18,800	409,641
†APG SGA	98	21,852
†Arbonia	5,155	83,108
†Aryzta	71,951	56,287
†Ascom Holding	1,382	20,593
†Autoneum Holding	251	45,892
Bachem Holding Class B	129	57,691
Baloise Holding	2,538	450,932
Banque Cantonale de Geneve	199	35,740
Banque Cantonale Vaudoise	1,490	162,184
Barry Callebaut	149	355,086
Belimo Holding	13	112,938
Bell Food Group	177	47,684
Bellevue Group	933	32,492
Berner Kantonalbank	291	74,994
BKW	873	98,370
Bobst Group	566	34,155
Bossard Holding Class A	510	102,959
Bucher Industries	517	237,128
Burckhardt Compression Holding	57	19,780
Burkhalter Holding	316	23,594
†Calida Holding	290	10,454
†Carlo Gavazzi Holding	46	9,441
Cembra Money Bank	2,367	286,693
Chocoladefabriken Lindt & Spruengli	2	200,882
†Cicor Technologies	245	12,871
Cie Financiere Richemont Class A	6,067	548,105
Cie Financiere Tradition	106	13,210
Clariant	31,550	669,364
†Coltene Holding	332	32,251
Conzzeta	97	119,298
Credit Suisse Group ADR	14,137	180,954
†Credit Suisse Group	22,997	296,911
DKSH Holding	2,900	217,273
dormakaba Holding	215	122,080
†Dufry	4,126	259,917
†EFG International	7,518	49,545
Emmi	145	149,428
EMS-Chemie Holding	120	115,435

LVIP Dimensional International Core Equity Fund–40

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
†Evolva Holding	58,889	$ 13,437
†Feintool International Holding	279	17,689
†Fenix Outdoor International	263	32,775
†Flughafen Zurich	1,360	239,960
Forbo Holding	65	111,897
Galenica AG	1,304	86,599
†GAM Holding	14,490	35,698
Geberit	932	583,405
Georg Fischer	303	391,058
Givaudan	69	291,927
†Glencore	190,339	604,477
Gurit Holding	24	67,610
Helvetia Holding	2,491	263,111
†HOCHDORF Holding	78	5,568
Huber + Suhner	1,168	91,738
Hypothekarbank Lenzburg	4	19,123
Implenia	1,019	27,624
†Ina Invest Holding	203	4,471
Inficon Holding	90	82,443
Interroll Holding	41	125,126
Intershop Holding	54	37,513
Investis Holding	307	31,695
Julius Baer Group	12,443	716,860
†Jungfraubahn Holding	207	32,011
Kardex Holding	617	135,968
†Komax Holding	254	50,441
Kudelski	1,531	5,966
Kuehne + Nagel International Class R	1,421	322,451
†LafargeHolcim	13,540	743,180
LEM Holding	36	70,556
Liechtensteinische Landesbank	961	56,838
Logitech International	2,442	237,106
Logitech International Class R	1,558	151,422
Lonza Group	678	436,745
†Luzerner Kantonalbank	246	111,593
Metall Zug	22	37,170
Mobilezone Holding	2,635	29,972
†Mobimo Holding	777	250,872
Nestle	50,792	6,004,187
Novartis	21,379	2,013,001
OC Oerlikon	14,129	146,599
†Orascom Development Holding	824	8,560
Orior	492	41,846
Partners Group Holding	461	541,694
Phoenix Mecano	34	17,839
Plazza Class A	93	31,830
PSP Swiss Property	1,878	250,184
Rieter Holding	353	38,653
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Roche Holding	8,476	$ 2,952,178
Roche Holding (Swiss Exchange)	358	125,276
Romande Energie Holding	25	31,670
†Schaffner Holding	33	7,604
Schindler Holding	520	140,553
Schweiter Technologies	88	146,631
†Sensirion Holding	255	16,630
SFS Group	1,215	144,765
SGS	151	455,170
†Siegfried Holding	333	245,082
†Siemens Energy	3,153	115,556
†SIG Combibloc Group	15,270	355,537
Sika	3,107	846,947
†Sonova Holding	810	210,676
St Galler Kantonalbank	247	116,641
Straumann Holding Class R	89	104,256
Sulzer	1,270	134,311
Swatch Group	1,692	459,959
Swatch Group (Swiss Exchange)	2,861	150,981
†Swiss Life Holding	832	388,103
Swiss Prime Site	4,229	414,576
Swiss Re	4,278	403,044
†Swiss Steel Holding	41,908	11,124
Swisscom	1,723	927,900
Swissquote Group Holding	868	84,337
Tecan Group	35	17,167
Temenos	2,955	411,719
†TX Group	202	16,142
†u-blox Holding	564	37,516
†UBS Group	24,032	339,572
†UBS Group	21,266	299,422
Valiant Holding	898	87,496
†Valora Holding	314	61,532
†VAT Group	842	210,758
Vaudoise Assurances Holding	91	48,912
†Vetropack Holding	950	64,131
Vifor Pharma	2,462	386,959
Vontobel Holding	2,352	186,980
VP Bank	349	44,152
VZ Holding	830	76,085
†V-ZUG Holding	220	21,891
Warteck Invest	8	21,507
Ypsomed Holding	278	46,537
Zehnder Group	646	42,867
Zug Estates Holding	16	36,688
Zuger Kantonalbank	7	50,604
Zurich Insurance Group	1,518	639,717
		35,976,643

LVIP Dimensional International Core Equity Fund–41

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan–0.00%
†FIT Hon Teng	30,000	$ 10,430
		10,430
United Arab Emirates–0.00%
=†NMC Health	2,337	0
		0
United Kingdom–12.74%
†4imprint Group	1,836	64,272
888 Holdings	14,760	57,626
†AA	31,539	14,535
Admiral Group	5,705	225,586
†AG Barr	6,257	44,354
Aggreko	22,782	195,291
AJ Bell	5,725	33,985
Alliance Pharma	27,699	33,181
Allied Minds	501	223
Anglo American	12,993	429,058
Anglo-Eastern Plantations	1,229	9,819
†Arrow Global Group	10,826	30,268
†Ascential	18,868	98,779
Ashmore Group	20,103	118,708
Ashtead Group	12,181	573,737
†ASOS	2,441	159,078
†Associated British Foods	8,169	252,215
AstraZeneca	667	66,509
AstraZeneca ADR	28,944	1,446,911
†Auto Trader Group	41,240	335,683
AVEVA Group	1,112	48,548
Aviva	88,864	395,270
Avon Rubber	2,181	94,240
B&M European Value Retail	68,581	482,794
†Babcock International Group	42,799	163,546
BAE Systems	72,100	480,819
†Balfour Beatty	32,476	120,205
†Bank of Georgia Group	3,870	64,820
†Barclays	126,206	253,181
†Barclays ADR	27,092	216,465
†Barratt Developments	37,373	341,668
†Beazley	27,921	139,213
Bellway	7,116	287,292
Berkeley Group Holdings	3,920	253,575
BHP Group	8,188	216,199
†Biffa	20,944	65,883
Bloomsbury Publishing	5,977	24,030
Bodycote	14,322	146,033
†boohoo Group	35,966	168,835
BP	110,977	382,953
BP ADR	53,574	1,099,338
†Braemar Shipping Services	3,535	7,493
Brewin Dolphin Holdings	16,263	67,694
British American Tobacco	17,277	641,614
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Britvic	20,631	$ 229,171
†BT Group	502,741	906,170
Bunzl	7,335	244,900
†Burberry Group	8,557	208,963
†Burford Capital	9,733	94,636
†Cairn Energy	56,547	162,139
†Capita	105,348	56,446
†Card Factory	28,435	16,630
CareTech Holdings	2,708	19,331
†Carnival	1,149	21,854
†Carnival ADR	748	14,018
Central Asia Metals	13,232	43,441
†Centrica	436,371	276,886
Chemring Group	14,289	55,787
Chesnara	11,599	47,268
†Cineworld Group	64,496	56,753
City of London Investment Group	91	545
Clarkson	579	21,378
Clinigen Group	6,520	60,248
Clipper Logistics	3,278	25,730
Close Brothers Group	8,325	157,001
CLS Holdings	9,454	28,988
CMC Markets	11,645	62,265
†Coats Group	84,286	77,661
Coca-Cola European Partners	5,883	284,490
†Coca-Cola HBC	4,962	160,685
†Compass Group	28,068	523,506
Computacenter	6,315	211,472
ConvaTec Group	43,275	117,884
†Costain Group	7,704	6,237
†Countryside Properties	12,972	82,720
Cranswick	2,853	137,103
†Crest Nicholson Holdings	18,290	81,556
Croda International	2,437	219,159
†CVS Group	1,891	38,841
†CYBG	86,969	160,153
Daily Mail & General Trust	7,653	77,968
DCC	3,073	217,453
†De La Rue	5,613	12,882
Devro	15,625	32,820
†DFS Furniture	14,362	43,208
Diageo	3,922	155,189
Diageo ADR	3,463	549,959
†Dialog Semiconductor	3,627	197,646
†Dignity	2,479	21,527
Diploma	5,965	178,358
Direct Line Insurance Group	66,494	290,825
DiscoverIE Group	4,227	39,167
Diversified Gas & Oil	15,850	24,409
†Dixons Carphone	70,444	111,697
†Domino's Pizza Group	23,734	102,272

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Drax Group	39,898	$ 204,823
†DS Smith	72,865	372,466
†Dunelm Group	7,849	129,953
†easyJet	6,072	68,913
Electrocomponents	35,880	426,626
†Elementis	21,637	34,027
EMIS Group	3,771	55,797
†EnQuest	215,928	33,205
†Equiniti Group Class WI	27,112	40,956
†Essentra	15,227	63,912
Euromoney Institutional Investor	983	14,363
Evraz	23,096	147,605
Experian	17,478	663,965
FDM Group Holdings	5,430	83,936
Ferrexpo	25,210	97,164
Fevertree Drinks	4,762	164,559
†Fiat Chrysler Automobiles	44,681	807,832
†Firstgroup	108,881	110,711
FLEX LNG	2,019	17,643
†Forterra	8,285	27,645
†Foxtons Group	7,206	5,420
†Frasers Group	18,564	114,314
†Frontier Developments	992	41,782
†Fuller Smith & Turner Class A	2,606	24,946
†G4S	141,555	491,695
†Galliford Try Holdings	7,192	12,104
Games Workshop Group	2,160	330,742
Gamesys Group	1,380	21,482
Gamma Communications	4,520	101,679
†Gem Diamonds	5,209	2,921
Genel Energy	15,768	31,137
†Georgia Capital	1,523	11,247
GlaxoSmithKline	16,266	297,635
GlaxoSmithKline ADR	25,756	947,821
†Go-Ahead Group	4,885	65,767
Gocompare.Com Group	21,795	38,448
†Grafton Group	11,063	139,774
Grainger	31,451	122,335
†Greencore Group	34,767	55,423
†Greggs	11,750	287,518
†Gulf Keystone Petroleum	17,982	30,170
†Gym Group	10,516	31,216
H&T Group	1,906	6,712
†Halfords Group	18,444	67,343
Halma	4,637	155,294
Hargreaves Lansdown	8,228	171,324
†Hays	111,976	219,665
†Headlam Group	2,792	13,745
Helical	8,670	44,283
Henry Boot	32	112
Hikma Pharmaceuticals	6,927	238,085
Hill & Smith Holdings	3,711	71,563
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Hilton Food Group	5,422	$ 82,785
†Hiscox	8,260	112,483
Hochschild Mining	22,075	62,913
†Hollywood Bowl Group	7,810	21,830
HomeServe	22,425	313,994
†Howden Joinery Group	51,696	486,998
†HSBC Holdings ADR	38,241	990,824
†HSBC Holdings (London Shares)	30,517	157,628
Hunting	7,524	22,945
†Ibstock	20,765	58,583
IMI	23,615	376,315
Imperial Brands	44,118	925,357
†Inchcape	37,020	325,897
†Indivior	58,090	86,429
†Informa	20,069	150,063
IntegraFin Holdings	4,957	37,599
†InterContinental Hotels Group ADR	3,029	197,248
†International Consolidated Airlines Group (London Stock Exchange)	25,750	56,032
†International Personal Finance	8,496	9,413
Intertek Group	3,801	293,590
Investec	34,469	88,583
iomart Group	2,391	10,471
†ITV	154,197	224,694
†IWG	53,169	249,868
†J D Wetherspoon	7,462	113,880
J Sainsbury	121,243	372,665
James Fisher & Sons	3,307	42,900
James Halstead	1,900	12,696
†JD Sports Fashion	34,020	399,675
†JET2	7,449	145,296
John Laing Group	22,728	103,389
†John Menzies	6,643	23,724
†John Wood Group	39,365	166,055
Johnson Matthey	10,610	351,516
†Johnson Service Group	23,518	45,025
Jupiter Fund Management	30,719	118,631
†Just Group	95,906	92,365
Kainos Group	5,562	92,642
KAZ Minerals	19,310	173,316
Keller Group	5,506	52,556
†Kier Group	5,265	5,616
†Kin and Carta	6,598	12,795
†Kingfisher	129,600	478,890
†Lamprell	12,474	8,529
Lancashire Holdings	8,998	89,250
Legal & General Group	99,576	362,896
†Liberty Global Class A	1,294	31,341
†Liberty Global Class C	3,168	74,923

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Liontrust Asset Management	2,142	$ 38,126
†Lloyds Banking Group	725,888	361,897
†Lloyds Banking Group ADR	47,407	92,918
London Stock Exchange Group	1,521	187,747
=†Lookers	24,983	5,381
†LSL Property Services	3,879	15,436
Luceco	17,351	60,742
M&G	154,146	416,066
†Majestic Wine	4,247	38,854
Man Group	87,224	164,697
†Marks & Spencer Group	140,962	261,468
†Marshalls	11,365	116,271
†Marston's	45,699	47,180
†McBride	15,062	16,890
†McCarthy & Stone	19,256	31,546
†Mears Group	12,639	26,820
†Mediclinic International	32,838	126,870
†Meggitt	25,843	164,339
†Melrose Industries	105,320	256,601
†Metro Bank	783	1,497
†Micro Focus International	6,321	36,370
†Micro Focus International Sponsored ADR	2,621	14,966
†Midwich Group	1,736	12,008
†Mitchells & Butlers	17,776	58,605
†Mitie Group	68,656	38,494
†MJ Gleeson	2,085	22,268
Mondi	21,352	500,317
Moneysupermarket.com Group	35,323	126,156
Morgan Advanced Materials	24,596	104,742
Morgan Sindall Group	2,724	56,968
Mortgage Advice Bureau Holdings	3,472	41,117
†Motorpoint group	3,394	13,297
†N Brown Group	7,054	5,820
†National Express Group	34,015	110,462
National Grid	5,702	67,383
National Grid ADR	4,442	262,211
†Natwest Group ADR	26,623	120,336
NCC Group	15,754	54,290
†Next	2,960	285,422
†Next Fifteen Communications Group	1,762	12,674
Nichols	578	10,671
Ninety One	17,234	54,603
†Norcros	5,059	13,957
Numis	4,030	18,638
†Ocado Group	1,212	37,899
†On the Beach Group	10,599	53,991
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Osb Group	17,501	$ 101,379
†Oxford Instruments	3,788	103,388
†Pagegroup	30,187	184,495
Pan African Resources	36,317	11,665
Paragon Banking Group	22,246	149,098
PayPoint	4,583	40,988
Pearson	24,865	228,217
Pearson ADR	6,502	59,688
†Pendragon	139,742	25,034
Pennon Group	13,924	180,218
Persimmon	8,874	334,929
†Petrofac	24,914	46,941
†Petropavlovsk	107,235	47,568
Pets at Home Group	41,674	237,085
Phoenix Group Holdings	31,661	303,407
†Photo-Me International	14,970	9,990
†Playtech	19,897	109,302
Polar Capital Holdings	4,376	41,804
†Polypipe Group	13,565	110,761
Porvair	1,608	11,654
†PPHE Hotel Group	770	14,559
†Premier Foods	70,103	96,058
†Premier Oil	104,372	27,785
†Provident Financial	12,077	50,602
Prudential	14,432	265,375
Prudential ADR	2,007	74,118
PZ Cussons	13,279	41,751
QinetiQ Group	33,003	144,281
Quilter	84,270	176,487
†Rank Group	8,180	15,571
†Reach	25,344	50,080
Reckitt Benckiser Group	9,346	834,170
Redde Northgate	22,698	82,769
†Redrow	13,626	106,291
RELX	4,305	105,200
RELX ADR	13,938	343,711
RELX (London Stock Exchange)	3,932	96,206
†Renewi	55,382	31,316
†Rentokil Initial	53,152	370,585
†Restaurant Group	11,670	10,284
Rhi Magnesita	2,682	128,649
†Ricardo	2,769	13,064
†Rightmove	41,268	366,657
Rio Tinto	2,407	181,182
Rio Tinto ADR	27,290	2,052,754
Robert Walters	3,858	24,955
†Rolls-Royce Holdings	140,122	212,064
Rotork	43,440	188,957
†Royal Bank of Scotland Group	69,446	158,752
Royal Dutch Shell Class B ADR	36,411	1,223,774
†Royal Mail	77,199	355,810

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†RPS Group	7,026	$ 6,726
RSA Insurance Group	56,235	521,234
RWS Holdings	5,347	39,172
Sabre Insurance Group	12,837	48,795
†Saga	5,262	18,269
Sage Group	13,227	105,025
†Savills	10,336	134,870
†Scapa Group	6,777	17,165
Schroders	3,047	138,931
Schroders Non-Voting Shares	950	29,685
†Senior	23,298	28,435
†Serco Group	21,081	34,612
Serica Energy	6,735	10,553
Severfield	10,593	10,111
Severn Trent	6,456	201,544
†SIG	35,371	15,238
†Signature Aviation	44,411	234,061
Smith & Nephew	6,895	143,226
Smiths Group	12,715	261,535
†Soco International	14,884	3,765
Softcat	8,387	157,759
Spectris	5,515	212,418
†Speedy Hire	31,265	30,691
Spirax-Sarco Engineering	2,357	363,836
†Spire Healthcare Group	26,170	55,981
Spirent Communications	22,437	81,117
SSE	30,195	618,490
†SSP Group	28,133	127,723
†St James's Place	14,805	229,094
St Modwen Properties	13,826	75,967
†Stagecoach Group	50,853	51,265
†Standard Chartered	67,287	427,269
Standard Lifeerdeen	125,221	479,973
†SThree	11,172	45,528
†Stobart Group	6,535	2,328
Stock Spirits Group	10,748	39,419
†Studio Retail Group	3,000	11,959
†STV Group	177	733
†Subsea 7	17,465	179,449
†Superdry	2,865	9,662
Synthomer	23,821	146,152
†TalkTalk Telecom Group	67,813	90,513
Tate & Lyle	36,327	334,724
Tatton Asset Management	5,219	19,270
†Taylor Wimpey	113,643	257,056
†Ted Baker	3,155	5,009
Telecom Plus	4,932	96,576
†TEN Entertainment Group	6,695	18,334
Tesco	266,568	841,226
†Topps Tiles	15,052	11,856
TORM	3,804	28,228
TP ICAP	40,397	131,589
†Travis Perkins	16,234	298,879
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†TT Electronics	12,612	$ 35,356
TUI	8,315	52,229
†Tullow Oil	71,866	28,999
†Tyman	15,851	75,975
†U & I Group	11,376	9,598
Ultra Electronics Holdings	3,056	86,011
Unilever	7,977	482,793
Unilever ADR	25,822	1,558,616
United Utilities Group	17,495	213,981
†Urban & Civic	8,145	38,316
†Vectura Group	28,850	49,158
†Vertu Motors	43,524	19,641
Vesuvius	19,147	140,054
Victrex	4,142	132,508
†Vistry Group	8,875	114,063
†Vitec Group	2,446	30,673
Vodafone Group	254,289	417,666
Vodafone Group ADR	26,464	436,127
Volex	4,222	17,783
†Volution Group	1,302	4,968
Vp	1,013	10,944
†Watkin Jones	4,916	12,383
†Weir Group	14,926	405,831
†WH Smith	6,252	128,926
†Whitbread	7,368	312,084
†William Hill	57,293	210,948
Wincanton	9,853	34,493
Wm Morrison Supermarkets	153,154	370,587
WPP	32,090	347,727
WPP ADR	400	21,632
†Xaar	886	2,163
XP Power	694	44,546
		61,868,080
United States–0.11%
†Arko	2,140	18,319
Ovintiv	17,936	257,684
Primo Water	7,187	112,696
Waste Connections	1,564	160,419
		549,118
Total Common Stock (Cost $411,746,494)		480,810,876
PREFERRED STOCKS–0.55%
Germany–0.54%
Bayerische Motoren Werke 5.70%	2,185	147,193
Biotest	349	12,014
Draegerwerk & Co.	847	65,561
Fuchs Petrolub 2.36%	2,948	166,334
Jungheinrich	4,759	212,695
Porsche Automobil Holding	3,828	264,426
Sartorius	1,144	481,829

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Germany (continued)
Schaeffler	9,333	$ 77,930
Sixt	1,464	102,615
STO & Co.	150	23,712
Villeroy & Boch	830	14,533
Volkswagen 2.67%	5,572	1,041,316
		2,610,158
Italy–0.01%
Buzzi Unicem	2,997	48,180
		48,180
Total Preferred Stocks (Cost $2,071,164)		2,658,338
RIGHTS–0.01%
Canada–0.00%
†Pan American Silver expiration date 2/22/29	4,400	3,630
†Pan American Silver expiration date 2/22/29	7,972	6,577
		10,207
Spain–0.01%
=†FAES FARMA SA RIGHT	21,334	4,326
†Repsol	43,875	15,046
		19,372
Total Rights (Cost $24,998)		29,579
	Number of Shares	Value (U.S. $)
WARRANTS–0.00%
France–0.00%
†Technicolor exp 9/24/22 exercise price EUR 3.5800	368	$ 117
		117
Singapore–0.00%
=†Ezion Holdings exp 4/16/23 exercise price SGD 0.2763	26,754	0
		0
Switzerland–0.00%
†Cie Financiere Richemont exp 11/23/22 exercise price CHF 67.0000	12,134	3,152
		3,152
Total Warrants (Cost $0)		3,269

MONEY MARKET FUND–0.00%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	12,819	12,819
Total Money Market Fund (Cost $12,819)		12,819

TOTAL INVESTMENTS–99.58% (Cost $413,855,475)	483,514,881
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.42%	2,046,489
NET ASSETS APPLICABLE TO 42,092,977 SHARES OUTSTANDING–100.00%	$485,561,370
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($373,079,095 / 32,330,675 Shares)	$11.539
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($112,482,275 / 9,762,302 Shares)	$11.522
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$453,981,794
Distributable earnings/(accumulated loss)	31,579,576
TOTAL NET ASSETS	$485,561,370

Δ Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
★ Includes $21,868 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $534,778 payable for securities purchased, $250,473 payable for fund shares redeemed, $74,191 other accrued expenses payable and $271,430 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
CHF–Swiss Franc
EUR–Euro
FDR–Fiduciary Depositary Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LNG–Liquefied Natural Gas
RSP–Risparmio Italian Savings Shares
SDR–Swedish Depositary Receipt
SGD–Singapore Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$11,295,930
Foreign taxes withheld	(1,038,299)
10,257,631
EXPENSES:
Management fees	2,514,531
Distribution fees-Service Class	236,551
Custodian fees	168,502
Professional fees	127,114
Shareholder servicing fees	119,472
Accounting and administration expenses	98,395
Pricing fees	52,072
Interest expense	28,645
Reports and statements to shareholders	22,214
Trustees’ fees and expenses	10,098
Consulting fees	2,604
Other	8,206
3,388,404
Less:
Management fees waived	(125,099)
Expenses reimbursed	(332,060)
Total operating expenses	2,931,245
NET INVESTMENT INCOME	7,326,386
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(8,259,157)
Foreign currencies	(29,002)
Net realized loss	(8,288,159)
Net change in unrealized appreciation (depreciation) of:
Investments	39,053,056
Foreign currencies	47,802
Net change in unrealized appreciation (depreciation)	39,100,858
NET REALIZED AND UNREALIZED GAIN	30,812,699
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,139,085
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,326,386	$ 9,368,221
Net realized loss	(8,288,159)	(3,055,104)
Net change in unrealized appreciation (depreciation)	39,100,858	65,246,974
Net increase in net assets resulting from operations	38,139,085	71,560,091
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,909,716)	(7,457,920)
Service Class	(1,543,812)	(1,899,684)
	(7,453,528)	(9,357,604)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	67,789,621	41,617,678
Service Class	22,475,272	27,574,188
Reinvestment of dividends and distributions:
Standard Class	5,909,716	7,457,920
Service Class	1,543,812	1,899,684
	97,718,421	78,549,470
Cost of shares redeemed:
Standard Class	(61,593,181)	(22,199,740)
Service Class	(15,616,954)	(9,697,898)
	(77,210,135)	(31,897,638)
Increase in net assets derived from capital share transactions	20,508,286	46,651,832
NET INCREASE IN NET ASSETS	51,193,843	108,854,319
NET ASSETS:
Beginning of year	434,367,527	325,513,208
End of year	$485,561,370	$434,367,527
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.972	$ 9.291	$ 11.499	$ 9.192	$ 8.985
Income (loss) from investment operations:
Net investment income[1]	0.181	0.257	0.241	0.204	0.198
Net realized and unrealized gain (loss)	0.569	1.671	(2.252)	2.306	0.208
Total from investment operations	0.750	1.928	(2.011)	2.510	0.406
Less dividends and distributions from:
Net investment income	(0.183)	(0.247)	(0.197)	(0.203)	(0.199)
Total dividends and distributions	(0.183)	(0.247)	(0.197)	(0.203)	(0.199)
Net asset value, end of period	$ 11.539	$ 10.972	$ 9.291	$ 11.499	$ 9.192
Total return[2]	6.86%	20.85%	(17.55%)	27.36%	4.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,079	$338,633	$ 262,312	$210,166	$145,238
Ratio of expenses to average net assets	0.65%	0.68%	0.68%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.87%	1.00%	1.03%	1.10%
Ratio of net investment income to average net assets	1.84%	2.50%	2.19%	1.94%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	2.31%	1.87%	1.59%	1.81%
Portfolio turnover	18%	8%	4%	9%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–49

LVIP Dimensional International Core Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.960	$ 9.285	$ 11.493	$ 9.191	$ 8.987
Income (loss) from investment operations:
Net investment income[1]	0.156	0.231	0.213	0.181	0.178
Net realized and unrealized gain (loss)	0.565	1.668	(2.246)	2.297	0.203
Total from investment operations	0.721	1.899	(2.033)	2.478	0.381
Less dividends and distributions from:
Net investment income	(0.159)	(0.224)	(0.175)	(0.176)	(0.177)
Total dividends and distributions	(0.159)	(0.224)	(0.175)	(0.176)	(0.177)
Net asset value, end of period	$ 11.522	$ 10.960	$ 9.285	$ 11.493	$ 9.191
Total return[2]	6.61%	20.53%	(17.75%)	27.01%	4.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,482	$ 95,734	$ 63,201	$ 43,703	$10,884
Ratio of expenses to average net assets	0.90%	0.93%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.12%	1.25%	1.28%	1.35%
Ratio of net investment income to average net assets	1.59%	2.25%	1.94%	1.69%	1.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	2.06%	1.62%	1.34%	1.56%
Portfolio turnover	18%	8%	4%	9%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).
 Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective March 4, 2020, LIAC receives a management fee at an annual rate of 0.58% of the Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to March 4, 2020, the management fee and waiver amounts were 0.75% and 0.17%, respectively, of the Fund’s average daily net assets.
Effective March 4, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.64% of the Fund’s average daily net assets for the Standard Class and 0.89% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to March 4, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.68% the Fund’s average daily net assets for the Standard Class and 0.93% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2023	Total
LIAC	$ 332,060	$ 332,060
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$25,129
Legal	4,446
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Dimensional International Core Equity Fund–52

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,400 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 21,868
Management fees payable to LIAC	236,089
Distribution fees payable to LFD	23,536
Shareholder servicing fees payable to Lincoln Life	11,805
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$93,923,825
Sales	73,164,836
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$415,553,015
Aggregate unrealized appreciation of investments	$113,838,428
Aggregate unrealized depreciation of investments	(45,876,562)
Net unrealized appreciation of investments	$ 67,961,866
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP Dimensional International Core Equity Fund–53

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 1,978,882	$ 29,856,027	$13,143	$ 31,848,052
Austria	514,793	1,941,990	—	2,456,783
Belgium	512,219	5,059,666	—	5,571,885
Canada	46,987,321	—	2,811	46,990,132
Chile	—	198,762	—	198,762
China	—	13,617	—	13,617
Colombia	—	227,833	—	227,833
Denmark	616,064	10,446,039	—	11,062,103
Finland	562,963	6,874,048	—	7,437,011
France	1,428,860	36,009,620	—	37,438,480
Germany	3,024,996	30,705,966	—	33,730,962
Greenland	—	616,615	—	616,615
Hong Kong	108,805	11,776,255	6,154	11,891,214
Ireland	2,886,735	2,162,801	—	5,049,536
Isle Of Man	—	478,431	—	478,431
Israel	672,367	3,369,158	—	4,041,525
Italy	548,751	12,309,582	3	12,858,336
Japan	411,393	112,340,607	—	112,752,000
Jersey	—	118,536	—	118,536
Luxembourg	491,068	377,403	—	868,471
Macau	—	292,973	—	292,973
Mexico	—	80,348	—	80,348
Mongolia	89,515	—	—	89,515
Netherlands	3,887,634	12,853,299	—	16,740,933
New Zealand	—	2,716,867	—	2,716,867
Norway	246,757	3,866,444	—	4,113,201
Portugal	62,838	861,588	—	924,426
Singapore	72,928	3,962,886	11,611	4,047,425
Spain	1,179,353	9,663,098	—	10,842,451
Sweden	1,750,618	15,157,564	—	16,908,182
Switzerland	1,787,208	34,189,435	—	35,976,643
Taiwan	—	10,430	—	10,430
United Arab Emirates	—	—	—*	—
United Kingdom	16,221,981	45,640,718	5,381	61,868,080
United States	549,118	—	—	549,118
Preferred Stocks
Germany	101,642	2,508,516	—	2,610,158
Italy	—	48,180	—	48,180
Rights	18,676	6,577	4,326	29,579
Warrants	117	3,152	—*	3,269
Money Market Fund	12,819	—	—	12,819
Total Investments	$86,726,421	$396,745,031	$43,429	$483,514,881

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$7,453,528	$9,357,604
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 556,495
Capital loss carryforward	(37,008,368)
Net unrealized appreciation	68,031,449
Distributable earnings/(accumulated loss)	$ 31,579,576
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$21,277,283	$15,731,085	$37,008,368
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	7,588,773	4,081,783
Service Class	2,467,842	2,690,848
Shares reinvested:
Standard Class	530,055	693,350
Service Class	138,880	176,822
	10,725,550	7,642,803
Shares redeemed:
Standard Class	(6,651,410)	(2,143,728)
Service Class	(1,579,588)	(939,572)
	(8,230,998)	(3,083,300)
Net increase	2,494,552	4,559,503
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP Dimensional International Core Equity Fund–55

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 7. Risk Factors (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Core Equity Fund–56

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Dimensional International Core Equity Fund–57

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that the Fund’s investment management fee was reduced effective March 4, 2020. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional International Core Equity Fund–58

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the LVIP Dimensional International Core Equity Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI World Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered LIAC’s comments that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small cap emphasis. The Board also noted LIAC’s view that it believes the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule and the fees of clients with similar strategies advised by Dimensional and considered that Dimensional’s subadvisory fee was reduced effective March 4, 2020. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Core Equity Fund–59

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional International Core Equity Fund–60

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Dimensional International Core Equity Fund–61

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional International Core Equity Fund–62

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Core Equity Fund–63

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Core Equity Fund–64

LVIP Dimensional U.S. Core Equity 1 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Dimensional U.S. Core Equity 1 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 16.40% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 3000® Index1, returned 20.89%.
The U.S. market had positive performance for the year, outperforming both developed ex U.S. and emerging markets.
Along the market capitalization dimension, small caps (Russell 2000 Index) underperformed large caps (Russell 1000 Index) by 1.0%. Mid caps (Russell Midcap Index), a subset of the Russell 1000 Index universe, underperformed small caps by 2.9% and large caps by 3.9%.
Along the relative price dimension, large cap value stocks (Russell 1000 Value Index) underperformed large cap growth stocks (Russell 1000 Growth Index) by 35.79%, and small cap value stocks (Russell 2000 Value Index) underperformed small cap growth stocks (Russell 2000 Growth Index) by 30.0%. Among large caps, stocks with higher profitability outperformed stocks with lower profitability. Among small caps, stocks with higher profitability underperformed stocks with lower profitability.
With low relative price (value) stocks underperforming high relative price (growth) stocks, the Fund’s greater emphasis on value stocks detracted from relative performance. Conversely, at the sector level, the Fund’s general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed the overall index.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed Fogdall
Joel Schneider
Lukas Smart
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $33,489. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $36,407. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 16.40%
Five Years	+ 14.19%
Ten Years	+ 12.85%
Service Class Shares
One Year	+ 16.00%
Five Years	+ 13.80%
Ten Years	+ 12.45%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,260.50	0.41%	$2.33
Service Class Shares	1,000.00	1,258.30	0.76%	4.31
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.41%	$2.09
Service Class Shares	1,000.00	1,021.40	0.76%	3.86

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.77%
Aerospace & Defense	1.72%
Air Freight & Logistics	0.74%
Airlines	0.38%
Auto Components	0.63%
Automobiles	0.84%
Banks	5.13%
Beverages	1.53%
Biotechnology	2.01%
Building Products	1.00%
Capital Markets	3.10%
Chemicals	2.45%
Commercial Services & Supplies	0.96%
Communications Equipment	0.92%
Construction & Engineering	0.49%
Construction Materials	0.16%
Consumer Finance	0.92%
Containers & Packaging	0.81%
Distributors	0.19%
Diversified Consumer Services	0.30%
Diversified Financial Services	0.98%
Diversified Telecommunication Services	1.67%
Electric Utilities	1.37%
Electrical Equipment	0.81%
Electronic Equipment, Instruments & Components	1.43%
Energy Equipment & Services	0.42%
Entertainment	1.14%
Food & Staples Retailing	1.36%
Food Products	1.53%
Gas Utilities	0.20%
Health Care Equipment & Supplies	2.59%
Health Care Providers & Services	3.02%
Health Care Technology	0.35%
Hotels, Restaurants & Leisure	1.92%
Household Durables	1.08%
Household Products	1.16%
Independent Power and Renewable Electricity Producers	0.23%
Industrial Conglomerates	0.94%
Insurance	3.05%
Interactive Media & Services	3.13%
Internet & Direct Marketing Retail	3.44%
IT Services	4.98%
Leisure Products	0.26%
Life Sciences Tools & Services	1.15%
Machinery	3.00%
Security Type/Sector	Percentage of Net Assets
Marine	0.06%
Media	1.78%
Metals & Mining	0.70%
Multiline Retail	0.61%
Multi-Utilities	0.65%
Oil, Gas & Consumable Fuels	2.19%
Paper & Forest Products	0.09%
Personal Products	0.30%
Pharmaceuticals	3.06%
Professional Services	0.71%
Real Estate Management & Development	0.24%
Road & Rail	1.22%
Semiconductors & Semiconductor Equipment	5.02%
Software	6.52%
Specialty Retail	2.60%
Technology Hardware, Storage & Peripherals	5.58%
Textiles, Apparel & Luxury Goods	0.94%
Thrifts & Mortgage Finance	0.42%
Tobacco	0.45%
Trading Companies & Distributors	0.74%
Transportation Infrastructure	0.01%
Water Utilities	0.16%
Wireless Telecommunication Services	0.23%
Preferred Stocks	0.01%
Rights	0.00%
Money Market Fund	0.18%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	5.07%
Microsoft	3.58%
Amazon.com	2.90%
Facebook Class A	1.31%
JPMorgan Chase & Co.	1.09%
Johnson & Johnson	0.93%
Verizon Communications	0.92%
Berkshire Hathaway Class B	0.84%
Visa Class A	0.79%
Alphabet Class A	0.77%
Total	18.20%

IT–Information Technology
LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.77%
Aerospace & Defense–1.72%
†AAR	5,389	$ 195,190
†Aerojet Rocketdyne Holdings	7,418	392,041
†AeroVironment	2,215	192,483
†Astronics	2,505	33,141
†Astronics Class B	1,301	17,268
†Axon Enterprise	1,811	221,902
†Boeing	15,174	3,248,146
BWX Technologies	5,833	351,613
Cubic	3,909	242,514
Curtiss-Wright	4,750	552,662
†Ducommun	1,600	85,920
General Dynamics	17,602	2,619,530
HEICO	2,209	292,472
HEICO Class A	3,448	403,623
†Hexcel	8,199	397,570
†Howmet Aerospace	41,645	1,188,548
Huntington Ingalls Industries	4,327	737,667
Kaman	3,636	207,725
†Kratos Defense & Security Solutions	12,058	330,751
L3Harris Technologies	8,670	1,638,803
Lockheed Martin	8,961	3,180,976
†Mercury Systems	3,446	303,455
Moog Class A	3,369	267,162
National Presto Industries	1,066	94,266
Northrop Grumman	5,795	1,765,852
Park Aerospace	2,423	32,492
Raytheon Technologies	44,735	3,199,000
Spirit AeroSystems Holdings Class A	8,350	326,401
†Teledyne Technologies	2,344	918,801
Textron	22,144	1,070,220
†TransDigm Group	1,903	1,177,672
†Vectrus	2,921	145,232
		25,831,098
Air Freight & Logistics–0.74%
†Air Transport Services Group	10,584	331,702
†Atlas Air Worldwide Holdings	3,789	206,652
CH Robinson Worldwide	9,962	935,133
†Echo Global Logistics	6,655	178,487
Expeditors International of Washington	9,387	892,798
FedEx	10,318	2,678,759
Forward Air	3,382	259,873
†Hub Group Class A	4,075	232,275
United Parcel Service Class B	24,810	4,178,004
†XPO Logistics	9,670	1,152,664
		11,046,347
Airlines–0.38%
†Alaska Air Group	13,002	676,104
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines (continued)
†Allegiant Travel	1,688	$ 319,437
†American Airlines Group	20,094	316,882
†Copa Holdings Class A	4,120	318,188
†Delta Air Lines	20,105	808,422
†Hawaiian Holdings	6,305	111,599
†JetBlue Airways	33,203	482,772
†SkyWest	6,659	268,424
†Southwest Airlines	22,825	1,063,873
†Spirit Airlines	10,860	265,527
†United Airlines Holdings	23,949	1,035,794
		5,667,022
Auto Components–0.63%
†Adient	7,115	247,389
†American Axle & Manufacturing Holdings	21,651	180,569
†Aptiv	12,641	1,646,996
†Autoliv	9,198	847,136
BorgWarner	25,248	975,583
Cooper Tire & Rubber	8,107	328,334
†Cooper-Standard Holdings	2,502	86,744
†Dana	20,570	401,526
†Dorman Products	3,454	299,876
†Fox Factory Holding	3,534	373,579
Gentex	24,704	838,207
†Gentherm	3,997	260,684
†Goodyear Tire & Rubber	29,979	327,071
†Horizon Global	2,190	18,812
LCI Industries	3,263	423,146
Lear	6,113	972,150
†Modine Manufacturing	8,303	104,286
†Motorcar Parts of America	2,029	39,809
Patrick Industries	4,000	273,400
Standard Motor Products	2,906	117,577
†Stoneridge	3,532	106,772
†Superior Industries International	3,283	13,427
†Tenneco Class A	8,836	93,662
†Veoneer	7,240	154,212
†Visteon	2,385	299,365
		9,430,312
Automobiles–0.84%
†Ford Motor	296,403	2,605,382
†General Motors	78,728	3,278,234
Harley-Davidson	15,921	584,301
†Tesla	7,705	5,437,187
Thor Industries	4,199	390,465
Winnebago Industries	5,327	319,301
		12,614,870
Banks–5.13%
1st Source	3,376	136,053
Allegiance Bancshares	1,697	57,919
LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Altabancorp	300	$ 8,376
Ameris Bancorp	8,107	308,634
Arrow Financial	498	14,895
Associated Banc-Corp	16,938	288,793
†Atlantic Capital Bancshares	2,200	35,024
Atlantic Union Bankshares	7,033	231,667
Banc of California	9,953	146,409
BancFirst	3,473	203,865
†Bancorp	11,149	152,184
BancorpSouth Bank	10,113	277,501
Bank of America	223,077	6,761,464
Bank of Hawaii	5,106	391,222
Bank of Marin Bancorp	800	27,472
Bank of NT Butterfield & Son	7,533	234,728
Bank OZK	13,694	428,211
BankUnited	12,210	424,664
Banner	5,972	278,235
Berkshire Hills Bancorp	5,646	96,660
BOK Financial	5,728	392,253
Boston Private Financial Holdings	14,301	120,843
Bridge Bancorp	2,824	68,284
Brookline Bancorp	16,250	195,650
Bryn Mawr Bank	3,680	112,590
Cadence BanCorp	17,046	279,895
Camden National	1,998	71,488
Capital City Bank Group	800	19,664
Cathay General Bancorp	8,683	279,506
CBTX	1,306	33,316
Central Pacific Financial	5,001	95,069
CIT Group	10,032	360,149
Citigroup	60,792	3,748,435
Citizens Financial Group	29,820	1,066,363
City Holding	2,841	197,592
CNB Financial	543	11,560
Columbia Banking System	8,265	296,714
Comerica	8,347	466,263
Commerce Bancshares	10,442	686,039
Community Bank System	5,191	323,451
Community Trust Bancorp	2,467	91,402
ConnectOne Bancorp	6,176	122,223
Cullen/Frost Bankers	4,148	361,830
†Customers Bancorp	3,657	66,484
CVB Financial	14,317	279,182
Dime Community Bancshares	6,872	108,371
Eagle Bancorp	5,654	233,510
East West Bancorp	11,093	562,526
Enterprise Financial Services	3,126	109,254
†Equity Bancshares Class A	1,380	29,794
FB Financial	6,591	228,905
Fifth Third Bancorp	34,520	951,716
Financial Institutions	763	17,168
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Bancorp (North Carolina)	4,235	$ 143,270
First BanCorp (Puerto Rico)	32,583	300,415
First Bancshares	1,363	42,089
First Busey	9,536	205,501
First Citizens BancShares Class A	953	547,279
First Commonwealth Financial	14,092	154,166
First Community Bancshares	1,307	28,205
First Financial	880	34,188
First Financial Bancorp	11,350	198,966
First Financial Bankshares	8,922	322,753
First Foundation	5,112	102,240
First Hawaiian	5,650	133,227
First Horizon National	52,745	673,026
First Interstate BancSystem Class A	3,666	149,463
First Merchants	8,190	306,388
First Mid Bancshares	773	26,019
First Midwest Bancorp	14,084	224,217
First of Long Island	1,772	31,630
First Republic Bank	8,409	1,235,534
Flushing Financial	4,876	81,137
FNB	32,839	311,971
Fulton Financial	20,249	257,567
German American Bancorp	3,237	107,112
Glacier Bancorp	7,273	334,631
Great Southern Bancorp	2,431	118,876
Great Western Bancorp	8,042	168,078
Hancock Whitney	9,517	323,768
Hanmi Financial	4,000	45,360
†Harborone Bancorp	3,325	36,110
Heartland Financial USA	6,250	252,313
Heritage Commerce	3,648	32,358
Heritage Financial	6,057	141,673
Hilltop Holdings	13,115	360,794
Home BancShares	18,464	359,679
HomeTrust Bancshares	901	17,398
Hope Bancorp	16,420	179,142
Horizon Bancorp	7,246	114,922
Huntington Bancshares	83,780	1,058,141
Independent Bank	5,643	288,345
Independent Bank Group	4,072	254,581
International Bancshares	8,563	320,599
Investors Bancorp	34,004	359,082
JPMorgan Chase & Co.	128,185	16,288,468
KeyCorp	48,837	801,415
Lakeland Bancorp	9,994	126,924
Lakeland Financial	2,847	152,542
Live Oak Bancshares	3,640	172,754
M&T Bank	5,812	739,868
Mercantile Bank	1,436	39,016
Midland States Bancorp	1,400	25,018

LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
MidWestOne Financial Group	600	$ 14,700
National Bank Holdings Class A	5,083	166,519
NBT Bancorp	5,373	172,473
†Nicolet Bankshares	573	38,019
OceanFirst Financial	7,155	133,298
OFG Bancorp	8,163	151,342
Old National Bancorp	17,834	295,331
Origin Bancorp	1,679	46,626
Pacific Premier Bancorp	13,143	411,770
PacWest Bancorp	6,709	170,409
Park National	1,685	176,942
Peapack Gladstone Financial	2,958	67,324
Peoples Bancorp	3,493	94,625
People's United Financial	36,431	471,053
Pinnacle Financial Partners	5,894	379,574
PNC Financial Services Group	12,663	1,886,787
Popular	10,058	566,467
Preferred Bank	1,509	76,159
Prosperity Bancshares	10,058	697,623
QCR Holdings	1,263	50,002
Regions Financial	43,297	697,948
Renasant	7,898	266,005
Republic Bancorp Class A	1,755	63,303
S&T Bancorp	4,286	106,464
Sandy Spring Bancorp	4,310	138,739
†Seacoast Banking Corp. of Florida	1,194	35,163
ServisFirst Bancshares	6,045	243,553
Sierra Bancorp	742	17,749
Signature Bank	3,723	503,685
Simmons First National Class A	12,660	273,329
South State	6,674	482,530
Southside Bancshares	5,011	155,491
Sterling Bancorp	21,051	378,497
Stock Yards Bancorp	2,112	85,494
†SVB Financial Group	2,722	1,055,673
Synovus Financial	16,921	547,733
TCF Financial	18,070	668,951
†Texas Capital Bancshares	5,756	342,482
Tompkins Financial	1,879	132,657
Towne Bank	9,443	221,722
TriCo Bancshares	4,228	149,164
†TriState Capital Holdings	3,540	61,596
†Triumph Bancorp	6,346	308,098
Truist Financial	41,774	2,002,228
Trustmark	10,322	281,894
UMB Financial	5,041	347,779
Umpqua Holdings	21,855	330,885
United Bankshares	15,676	507,902
United Community Banks	9,910	281,840
Univest Financial	5,030	103,517
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
US Bancorp	56,106	$ 2,613,979
Valley National Bancorp	39,046	380,699
Veritex Holdings	959	24,608
Washington Trust Bancorp	3,228	144,614
Webster Financial	9,266	390,562
Wells Fargo & Co.	114,566	3,457,602
WesBanco	5,095	152,646
Westamerica Bancorporation	2,893	159,954
Western Alliance Bancorp	10,465	627,377
Wintrust Financial	5,764	352,123
Zions Bancorp	11,022	478,796
		76,861,757
Beverages–1.53%
†Boston Beer Class A	1,066	1,059,913
Brown-Forman Class A	1,046	76,850
Brown-Forman Class B	14,939	1,186,605
Coca-Cola	133,336	7,312,146
Coca-Cola Consolidated	1,022	272,128
Constellation Brands Class A	6,926	1,517,140
Keurig Dr Pepper	28,027	896,864
MGP Ingredients	1,497	70,449
†Molson Coors Beverage Class B	16,156	730,090
†Monster Beverage	12,489	1,154,983
National Beverage	1,899	161,225
PepsiCo	57,262	8,491,954
		22,930,347
Biotechnology–2.01%
AbbVie	57,415	6,152,017
†ACADIA Pharmaceuticals	2,300	122,958
†Adverum Biotechnologies	10,775	116,801
†Agios Pharmaceuticals	1,832	79,381
†Akebia Therapeutics	7,400	20,720
†Alexion Pharmaceuticals	9,024	1,409,910
†Alkermes	3,336	66,553
†Alnylam Pharmaceuticals	2,227	289,443
Amgen	25,518	5,867,099
†AnaptysBio	2,400	51,600
†Anika Therapeutics	1,937	87,669
†Arena Pharmaceuticals	3,770	289,649
†Atara Biotherapeutics	3,839	75,360
†Biogen	8,809	2,156,972
†BioMarin Pharmaceutical	4,560	399,866
†Bluebird Bio	4,185	181,085
†Concert Pharmaceuticals	4,505	56,943
†CRISPR Therapeutics	2,111	323,215
†Denali Therapeutics	4,195	351,373
†Eagle Pharmaceuticals	1,957	91,137
†Emergent BioSolutions	5,759	516,006
†Enanta Pharmaceuticals	2,114	88,999
†Epizyme	4,841	52,573
†Exact Sciences	3,427	454,043

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Exelixis	20,982	$ 421,109
†Five Prime Therapeutics	4,086	69,503
†G1 Therapeutics	4,800	86,352
Gilead Sciences	52,064	3,033,249
†Global Blood Therapeutics	5,962	258,214
†GlycoMimetics	1,315	4,944
†Incyte	2,788	242,500
†Intellia Therapeutics	2,940	159,936
†Ionis Pharmaceuticals	5,845	330,476
†Kura Oncology	3,841	125,447
†Ligand Pharmaceuticals	1,549	154,048
†MacroGenics	6,645	151,905
†Madrigal Pharmaceuticals	765	85,045
†Myriad Genetics	6,072	120,074
†Neurocrine Biosciences	2,841	272,310
†ObsEva	1,100	2,288
†OPKO Health	26,983	106,583
†PDL BioPharma	21,857	54,096
†Prothena	2,660	31,947
†Regeneron Pharmaceuticals	2,460	1,188,451
†REGENXBIO	4,574	207,477
†Rhythm Pharmaceuticals	631	18,760
†Rocket Pharmaceuticals	4,200	230,328
†Sage Therapeutics	900	77,859
†Sangamo Therapeutics	13,158	205,331
†Sarepta Therapeutics	2,381	405,937
†Seagen	3,269	572,533
†Spectrum Pharmaceuticals	5,200	17,732
†Travere Therapeutics	4,405	120,058
†Ultragenyx Pharmaceutical	1,249	172,899
†United Therapeutics	4,936	749,235
†Vanda Pharmaceuticals	5,302	69,668
†Vertex Pharmaceuticals	3,259	770,232
†Xencor	5,219	227,705
		30,045,603
Building Products–1.00%
AAON	4,728	315,027
Advanced Drainage Systems	7,020	586,732
Allegion	4,973	578,758
†American Woodmark	2,433	228,337
AO Smith	12,081	662,280
Apogee Enterprises	3,439	108,948
†Armstrong Flooring	3,796	14,501
Armstrong World Industries	4,709	350,303
†Builders FirstSource	14,679	599,050
Carrier Global	37,888	1,429,135
†Cornerstone Building Brands	8,244	76,504
CSW Industrials	1,989	222,589
Fortune Brands Home & Security	14,113	1,209,766
†Gibraltar Industries	3,900	280,566
Griffon	7,849	159,963
Insteel Industries	1,756	39,106
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
†JELD-WEN Holding	13,799	$ 349,943
Johnson Controls International	30,061	1,400,542
Lennox International	1,939	531,228
Masco	10,394	570,942
†Masonite International	3,482	342,420
Owens Corning	8,300	628,808
†PGT Innovations	8,191	166,605
Quanex Building Products	4,360	96,661
†Resideo Technologies	14,386	305,846
Simpson Manufacturing	4,772	445,943
Trane Technologies	15,081	2,189,158
†Trex	8,010	670,597
UFP Industries	7,118	395,405
		14,955,663
Capital Markets–3.10%
Affiliated Managers Group	4,373	444,734
Ameriprise Financial	10,303	2,002,182
Ares Management Class A	5,059	238,026
Artisan Partners Asset Management Class A	3,789	190,738
Bank of New York Mellon	40,486	1,718,226
BGC Partners Class A	30,856	123,424
BlackRock	3,395	2,449,628
Blackstone Group Class A	5,713	370,260
†Blucora	5,281	84,021
Brightsphere Investment Group	6,371	122,833
Cboe Global Markets	6,135	571,291
Charles Schwab	57,363	3,042,534
CME Group	6,950	1,265,247
Cohen & Steers	4,673	347,204
Diamond Hill Investment Group	786	117,326
†Donnelley Financial Solutions	6,570	111,493
Eaton Vance	9,530	647,373
Evercore Class A	5,155	565,194
FactSet Research Systems	2,282	758,765
Federated Hermes	13,518	390,535
Franklin Resources	26,261	656,262
Goldman Sachs Group	9,985	2,633,144
Greenhill & Co.	3,574	43,388
Hamilton Lane Class A	2,290	178,735
Houlihan Lokey	2,921	196,379
Interactive Brokers Group Class A	7,062	430,217
Intercontinental Exchange	15,452	1,781,461
Invesco	35,679	621,885
Janus Henderson Group	11,212	364,502
KKR & Co Class A	24,658	998,402
Lazard Class A	6,961	294,450
LPL Financial Holdings	8,795	916,615

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
MarketAxess Holdings	1,677	$ 956,829
Moelis & Co. Class A	4,279	200,086
Moody's	6,584	1,910,940
Morgan Stanley	70,659	4,842,261
Morningstar	3,729	863,525
MSCI	3,104	1,386,029
Nasdaq	7,726	1,025,549
Northern Trust	9,018	839,937
Oppenheimer Holdings Class A	566	17,789
Piper Sandler	2,718	274,246
PJT Partners Class A	2,208	166,152
Raymond James Financial	11,543	1,104,319
S&P Global	7,716	2,536,481
SEI Investments	12,025	691,077
State Street	15,293	1,113,025
Stifel Financial	11,269	568,634
†Stonex Group	1,728	100,051
T. Rowe Price Group	13,306	2,014,395
Tradeweb Markets Class A	5,291	330,423
Virtu Financial Class A	8,744	220,086
Virtus Investment Partners	817	177,289
Waddell & Reed Financial Class A	11,678	297,439
†Westwood Holdings Group	147	2,132
WisdomTree Investments	27,823	148,853
		46,464,021
Chemicals–2.45%
†AdvanSix	4,807	96,092
Air Products & Chemicals	5,258	1,436,591
Albemarle	8,389	1,237,545
American Vanguard	3,629	56,322
Ashland Global Holdings	4,435	351,252
Avient	9,434	380,001
†Axalta Coating Systems	21,171	604,432
Balchem	2,885	332,410
Cabot	7,734	347,102
Celanese	6,285	816,673
CF Industries Holdings	21,635	837,491
Chase	1,120	113,131
Chemours	8,853	219,466
Corteva	33,747	1,306,684
Dow	47,934	2,660,337
DuPont de Nemours	21,287	1,513,719
Eastman Chemical	10,360	1,038,901
Ecolab	9,204	1,991,377
Element Solutions	26,715	473,657
†Ferro	13,661	199,860
FMC	12,271	1,410,306
FutureFuel	4,566	57,988
†GCP Applied Technologies	5,509	130,288
Hawkins	819	42,842
HB Fuller	5,745	298,051
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Huntsman	24,429	$ 614,145
†Ingevity	4,179	316,476
Innospec	3,098	281,081
International Flavors & Fragrances	5,432	591,219
†Intrepid Potash	612	14,780
†Koppers Holdings	1,784	55,589
†Kraton	6,560	182,302
Kronos Worldwide	11,671	174,015
†Linde	12,724	3,352,901
†Livent	5,526	104,110
†LSB Industries	2,575	8,729
LyondellBasell Industries Class A	28,091	2,574,821
Minerals Technologies	4,368	271,340
Mosaic	23,726	545,935
NewMarket	1,227	488,702
Olin	18,769	460,967
PPG Industries	12,119	1,747,802
PQ Group Holdings	2,891	41,226
†Rayonier Advanced Materials	10,113	65,937
RPM International	7,154	649,440
Scotts Miracle-Gro	5,415	1,078,343
Sensient Technologies	4,926	363,391
Sherwin-Williams	3,469	2,549,403
Stepan	2,727	325,386
†Trecora Resources	1,810	12,652
Tredegar	3,092	51,636
Trinseo	7,005	358,726
†Tronox Holdings Class A	12,136	177,428
Valvoline	15,826	366,214
†Venator Materials	6,100	20,191
W R Grace & Co.	5,509	302,003
Westlake Chemical	6,558	535,133
		36,634,541
Commercial Services & Supplies–0.96%
ABM Industries	8,999	340,522
ACCO Brands	15,297	129,260
ADT	37,621	295,325
ARC Document Solutions	6,046	8,948
Brady Class A	5,320	281,002
Brink's	3,096	222,912
†Casella Waste Systems Class A	2,209	136,848
†Cimpress	3,169	278,048
Cintas	4,388	1,550,982
†Clean Harbors	6,114	465,275
†Copart	9,177	1,167,773
Covanta Holding	13,922	182,796
Deluxe	5,890	171,988
Ennis	3,323	59,316
†Harsco	9,121	163,996
Healthcare Services Group	2,712	76,207

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Heritage-Crystal Clean	1,138	$ 23,978
Herman Miller	8,070	272,766
HNI	6,100	210,206
†IAA	10,453	679,236
Interface	8,682	91,161
†KAR Auction Services	13,984	260,242
Kimball International Class B	4,901	58,567
Knoll	7,864	115,443
Matthews International Class A	4,904	144,178
McGrath RentCorp	3,569	239,480
MSA Safety	1,744	260,536
†PICO Holdings	2,699	25,236
Pitney Bowes	23,939	147,464
Quad/Graphics	5,244	20,032
Republic Services	20,118	1,937,363
Rollins	15,837	618,752
†SP Plus	3,002	86,548
Steelcase Class A	12,090	163,819
†Stericycle	7,107	492,728
†Team	2,683	29,245
Tetra Tech	4,642	537,451
UniFirst	1,742	368,764
†US Ecology	3,069	111,497
†Viad	2,959	107,027
VSE	600	23,094
Waste Management	15,317	1,806,334
		14,362,345
Communications Equipment–0.92%
†Acacia Communications	5,992	437,176
ADTRAN	6,434	95,030
†Applied Optoelectronics	2,558	21,769
†Arista Networks	2,186	635,186
†CalAmp	2,806	27,836
†Calix	3,340	99,398
†Ciena	14,673	775,468
Cisco Systems	153,382	6,863,845
†CommScope Holding	14,905	199,727
Comtech Telecommunications	2,467	51,042
†EchoStar Class A	4,326	91,668
†F5 Networks	5,272	927,556
†Harmonic	15,891	117,434
†Infinera	28,262	296,186
Juniper Networks	22,261	501,095
†Lumentum Holdings	5,089	482,437
Motorola Solutions	5,314	903,699
†NETGEAR	5,991	243,414
†NetScout Systems	10,443	286,347
†Ribbon Communications	7,554	49,554
Ubiquiti	700	194,957
†ViaSat	4,826	157,569
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Viavi Solutions	21,760	$ 325,856
		13,784,249
Construction & Engineering–0.49%
†AECOM	12,090	601,840
†Aegion	4,365	82,891
†Ameresco Class A	500	26,120
Arcosa	4,724	259,489
Argan	2,865	127,464
Comfort Systems USA	5,275	277,781
†Construction Partners Class A	3,231	94,054
†Dycom Industries	5,163	389,910
EMCOR Group	6,939	634,641
†Fluor	6,492	103,677
Granite Construction	5,660	151,179
†Great Lakes Dredge & Dock	10,783	142,012
Jacobs Engineering Group	8,734	951,657
†MasTec	9,092	619,893
†Matrix Service	3,017	33,247
†MYR Group	2,986	179,459
†NV5 Global	1,900	149,682
Primoris Services	10,014	276,487
Quanta Services	14,256	1,026,717
†Sterling Construction	6,125	113,986
†Tutor Perini	7,043	91,207
Valmont Industries	2,153	376,624
†WillScot Mobile Mini Holdings	25,005	579,366
		7,289,383
Construction Materials–0.16%
†Eagle Materials	4,281	433,879
Martin Marietta Materials	3,109	882,863
†Summit Materials Class A	14,078	282,686
†U.S. Concrete	2,396	95,768
Vulcan Materials	5,108	757,568
		2,452,764
Consumer Finance–0.92%
Ally Financial	30,637	1,092,515
American Express	25,031	3,026,498
Capital One Financial	19,244	1,902,269
†Credit Acceptance	1,842	637,590
Discover Financial Services	15,419	1,395,882
†Encore Capital Group	5,079	197,827
†Enova International	6,750	167,198
†EZCORP Class A	6,690	32,045
FirstCash	5,361	375,485
†Green Dot Class A	5,819	324,700
†LendingClub	14,756	155,823
†LendingTree	922	252,434
Navient	31,863	312,895
Nelnet Class A	4,320	307,757

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
OneMain Holdings	11,443	$ 551,095
†PRA Group	6,942	275,320
PROG Holdings	6,205	334,263
†Santander Consumer USA Holdings	27,673	609,360
SLM	54,985	681,264
Synchrony Financial	31,383	1,089,304
†World Acceptance	1,118	114,282
		13,835,806
Containers & Packaging–0.81%
Amcor	94,418	1,111,300
AptarGroup	7,071	967,949
Avery Dennison	6,517	1,010,852
Ball	12,596	1,173,695
†Berry Global Group	15,811	888,420
†Crown Holdings	7,001	701,500
Graphic Packaging Holding	37,740	639,316
Greif Class A	4,106	192,489
Greif Class B	502	24,287
International Paper	25,930	1,289,240
Myers Industries	2,920	60,678
†O-I Glass	23,503	279,686
Packaging Corp. of America	9,096	1,254,429
Sealed Air	10,093	462,158
Silgan Holdings	16,148	598,768
Sonoco Products	11,690	692,633
WestRock	18,797	818,233
		12,165,633
Distributors–0.19%
Core-Mark Holding	5,228	153,546
Genuine Parts	9,757	979,895
†LKQ	26,290	926,460
Pool	1,930	718,925
		2,778,826
Diversified Consumer Services–0.30%
†Adtalem Global Education	6,422	218,027
†American Public Education	2,213	67,452
†Bright Horizons Family Solutions	3,064	530,041
Carriage Services	2,326	72,850
†Chegg	2,936	265,209
†frontdoor	5,297	265,962
Graham Holdings Class B	553	294,959
†Grand Canyon Education	4,629	431,006
H&R Block	14,858	235,648
†Houghton Mifflin Harcourt	18,319	61,002
†Laureate Education Class A	1,100	16,016
†Perdoceo Education	7,863	99,310
†Regis	4,006	36,815
Service Corp. International	16,855	827,581
Strategic Education	2,304	219,640
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Stride	6,889	$ 146,254
†Terminix Global Holdings	10,594	540,400
†WW International	6,119	149,304
		4,477,476
Diversified Financial Services–0.98%
†Berkshire Hathaway Class B	54,132	12,551,587
†Cannae Holdings	9,850	436,059
Equitable Holdings	30,600	783,054
Jefferies Financial Group	16,565	407,499
Voya Financial	8,511	500,532
		14,678,731
Diversified Telecommunication Services–1.67%
†Anterix	2,400	90,240
AT&T	293,166	8,431,454
ATN International	2,414	100,809
CenturyLink	138,606	1,351,408
†Cincinnati Bell	5,095	77,852
Cogent Communications Holdings	5,301	317,371
†Consolidated Communications Holdings	10,085	49,316
†IDT Class B	3,397	41,987
†Iridium Communications	10,976	431,631
†Liberty Latin America Class C	8,319	92,258
†ORBCOMM	9,336	69,273
Verizon Communications	234,557	13,780,224
†Vonage Holdings	17,773	228,827
		25,062,650
Electric Utilities–1.37%
ALLETE	4,494	278,358
Alliant Energy	10,808	556,936
American Electric Power	14,504	1,207,748
Avangrid	2,641	120,033
Duke Energy	21,083	1,930,360
Edison International	12,899	810,315
Entergy	5,703	569,388
Evergy	10,740	596,177
Eversource Energy	11,554	999,537
Exelon	31,038	1,310,424
FirstEnergy	22,090	676,175
Hawaiian Electric Industries	8,248	291,897
IDACORP	3,906	375,093
MGE Energy	3,422	239,643
NextEra Energy	52,545	4,053,847
NRG Energy	25,841	970,330
OGE Energy	8,515	271,288
Otter Tail	4,368	186,121
†PG&E	11,609	144,648
Pinnacle West Capital	5,231	418,218
PNM Resources	8,002	388,337

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Portland General Electric	7,726	$ 330,441
PPL	26,960	760,272
Southern	29,326	1,801,496
Xcel Energy	17,587	1,172,525
		20,459,607
Electrical Equipment–0.81%
Acuity Brands	2,185	264,582
Allied Motion Technologies	1,708	87,279
AMETEK	11,026	1,333,484
†Atkore International Group	4,968	204,235
AZZ	3,479	165,044
Eaton	13,289	1,596,540
Emerson Electric	19,279	1,549,453
Encore Wire	3,665	221,989
EnerSys	4,508	374,435
†Generac Holdings	5,847	1,329,666
GrafTech International	5,319	56,701
Hubbell	5,553	870,655
nVent Electric	8,024	186,879
Powell Industries	1,827	53,878
Regal Beloit	4,821	592,067
Rockwell Automation	5,893	1,478,023
†Sensata Technologies Holding	13,114	691,632
†Sunrun	12,414	861,283
†Thermon Group Holdings	3,728	58,269
†TPI Composites	2,950	155,701
		12,131,795
Electronic Equipment, Instruments & Components–1.43%
Amphenol Class A	12,241	1,600,756
†Arlo Technologies	6,220	48,454
†Arrow Electronics	8,159	793,871
Avnet	8,965	314,761
Badger Meter	2,792	262,616
Belden	4,758	199,360
Benchmark Electronics	4,152	112,146
CDW	8,592	1,132,340
Cognex	7,440	597,320
†Coherent	2,520	378,050
Corning	36,605	1,317,780
CTS	4,313	148,065
†Daktronics	5,746	26,891
Dolby Laboratories Class A	6,088	591,327
†ePlus	1,636	143,886
†Fabrinet	3,550	275,445
†FARO Technologies	3,076	217,258
†Fitbit Class A	29,379	199,777
†Flex	50,884	914,894
FLIR Systems	8,536	374,133
†Insight Enterprises	3,932	299,186
†IPG Photonics	3,916	876,362
†Itron	4,088	392,039
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Jabil	20,212	$ 859,616
†Keysight Technologies	9,796	1,293,954
†Knowles	12,189	224,643
Littelfuse	2,042	520,016
Methode Electronics	4,593	175,820
†MTS Systems	3,814	221,822
National Instruments	10,428	458,206
†Novanta	3,392	401,002
†OSI Systems	2,092	195,016
PC Connection	3,183	150,524
†Plexus	3,674	287,344
†Rogers	1,971	306,077
†Sanmina	9,065	289,083
†ScanSource	4,669	123,168
†SYNNEX	6,774	551,675
TE Connectivity	13,733	1,662,654
†Trimble	14,597	974,642
†TTM Technologies	12,750	175,886
Vishay Intertechnology	18,141	375,700
†Vontier	5,237	174,916
†Zebra Technologies Class A	2,031	780,574
		21,419,055
Energy Equipment & Services–0.42%
Archrock	16,319	141,323
Baker Hughes	31,272	652,021
†Bristow Group	670	17,634
Cactus Class A	3,339	87,048
†ChampionX	17,282	264,415
Core Laboratories	3,764	99,784
†DMC Global	1,792	77,504
†Dril-Quip	5,598	165,813
†Exterran	5,755	25,437
†Forum Energy Technologies	581	6,914
†Frank's International	24,705	67,692
Halliburton	66,059	1,248,515
†Helix Energy Solutions Group	20,202	84,848
Helmerich & Payne	7,597	175,946
†KLX Energy Services Holdings	516	3,333
†Liberty Oilfield Services Class A	5,955	61,396
†Mammoth Energy Services	3,494	15,548
†Nabors Industries	845	49,204
†Newpark Resources	12,083	23,199
†NexTier Oilfield Solutions	35,104	120,758
†Oceaneering International	12,328	98,008
†Oil States International	6,670	33,483
Patterson-UTI Energy	16,123	84,807
†ProPetro Holding	10,570	78,112
†RPC	14,752	46,469
Schlumberger	96,408	2,104,587
†SEACOR Marine Holdings	2,951	7,997

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Select Energy Services Class A	17,227	$ 70,631
TechnipFMC	20,805	195,567
†TETRA Technologies	6,536	5,631
†Tidewater	1,101	9,513
†Transocean	38,916	89,896
†U.S. Silica Holdings	11,361	79,754
		6,292,787
Entertainment–1.14%
Activision Blizzard	15,960	1,481,886
†Cinemark Holdings	15,721	273,703
Electronic Arts	11,357	1,630,865
†IMAX	7,496	135,078
†Liberty Media-Liberty Braves Class A	594	14,773
†Liberty Media-Liberty Braves Class C	1,227	30,528
†Liberty Media-Liberty Formula One Class A	1,485	56,415
†Liberty Media-Liberty Formula One Class C	15,678	667,883
†Lions Gate Entertainment Class A	5,974	67,924
†Lions Gate Entertainment Class B	12,124	125,847
†Live Nation Entertainment	5,608	412,076
†Madison Square Garden Entertainment	1,945	204,303
†Marcus	3,838	51,736
†Netflix	6,481	3,504,471
†Reading International Class A	489	2,455
†Take-Two Interactive Software	3,820	793,758
†Walt Disney	36,500	6,613,070
World Wrestling Entertainment Class A	3,541	170,145
†Zynga Class A	82,444	813,722
		17,050,638
Food & Staples Retailing–1.36%
Andersons	4,370	107,109
†BJ's Wholesale Club Holdings	10,299	383,947
Casey's General Stores	3,835	685,008
†Chefs' Warehouse	2,580	66,280
Costco Wholesale	13,965	5,261,733
Ingles Markets Class A	2,345	100,038
Kroger	67,817	2,153,868
Natural Grocers by Vitamin Cottage	3,652	50,178
†Performance Food Group	10,338	492,192
PriceSmart	3,845	350,241
†Rite Aid	5,316	84,152
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
SpartanNash	5,888	$ 102,510
†Sprouts Farmers Market	14,602	293,500
Sysco	23,187	1,721,867
†U.S. Foods Holding	16,963	565,037
†United Natural Foods	6,297	100,563
Village Super Market Class A	618	13,633
Walgreens Boots Alliance	30,562	1,218,813
Walmart	44,846	6,464,551
Weis Markets	3,330	159,207
		20,374,427
Food Products–1.53%
Alico	234	7,259
Archer-Daniels-Midland	23,598	1,189,575
B&G Foods	9,162	254,062
Bunge	14,564	955,107
Calavo Growers	1,666	115,670
†Cal-Maine Foods	5,325	199,901
Campbell Soup	23,610	1,141,543
Conagra Brands	24,666	894,389
†Darling Ingredients	17,849	1,029,530
†Farmer Bros	400	1,868
Flowers Foods	21,330	482,698
Fresh Del Monte Produce	6,313	151,954
General Mills	36,688	2,157,254
†Hain Celestial Group	9,937	398,971
Hershey	6,995	1,065,548
Hormel Foods	20,921	975,128
†Hostess Brands	17,011	249,041
Ingredion	8,589	675,697
J & J Snack Foods	1,777	276,092
JM Smucker	8,683	1,003,755
John B Sanfilippo & Son	748	58,987
Kellogg	12,773	794,864
Kraft Heinz	43,853	1,519,945
Lamb Weston Holdings	5,100	401,574
Lancaster Colony	2,661	488,906
†Landec	1,935	20,995
McCormick & Co Non-Voting Shares	13,226	1,264,406
Mondelez International Class A	29,450	1,721,941
†Pilgrim's Pride	10,200	200,022
†Post Holdings	8,460	854,545
Sanderson Farms	2,838	375,184
Seaboard	14	42,434
†Simply Good Foods	7,603	238,430
†TreeHouse Foods	7,423	315,403
Tyson Foods Class A	20,998	1,353,111
		22,875,789
Gas Utilities–0.20%
Atmos Energy	5,568	531,354
Chesapeake Utilities	1,638	177,248

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities (continued)
National Fuel Gas	8,672	$ 356,679
New Jersey Resources	8,468	301,038
Northwest Natural Holding	3,733	171,681
ONE Gas	4,994	383,389
South Jersey Industries	7,029	151,475
†Southwest Gas Holdings	4,816	292,572
Spire	4,636	296,890
UGI	11,119	388,720
		3,051,046
Health Care Equipment & Supplies–2.59%
Abbott Laboratories	34,339	3,759,777
†ABIOMED	1,827	592,313
†Align Technology	2,475	1,322,591
†AngioDynamics	5,678	87,044
Atrion	226	145,146
†Avanos Medical	7,052	323,546
Baxter International	22,619	1,814,949
Becton Dickinson and Co	5,266	1,317,659
†Boston Scientific	19,203	690,348
†Cantel Medical	4,304	339,413
CONMED	3,108	348,096
Cooper	2,378	863,975
†CryoLife	4,470	105,537
Danaher	11,681	2,594,817
DENTSPLY SIRONA	15,411	806,920
†DexCom	1,908	705,426
†Edwards Lifesciences	11,926	1,088,009
†Envista Holdings	5,087	171,585
†Globus Medical Class A	6,424	418,973
†Haemonetics	4,127	490,081
†Heska	496	72,242
Hill-Rom Holdings	5,864	574,496
†Hologic	14,575	1,061,497
†ICU Medical	1,303	279,480
†IDEXX Laboratories	3,983	1,990,982
†Inogen	1,392	62,195
†Insulet	1,200	306,756
†Integer Holdings	3,432	278,644
†Integra LifeSciences Holdings	6,337	411,398
†Intuitive Surgical	2,314	1,893,083
†Invacare	4,463	39,944
†Lantheus Holdings	4,262	57,494
†LENSAR	1,658	12,021
†LivaNova	3,945	261,198
†Masimo	2,348	630,156
Medtronic	27,945	3,273,477
†Meridian Bioscience	6,320	118,121
†Merit Medical Systems	5,462	303,196
†Natus Medical	5,448	109,178
†Neogen	3,458	274,219
†Novocure	1,324	229,105
†NuVasive	4,122	232,192
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†OraSure Technologies	3,636	$ 38,487
†Orthofix Medical	3,349	143,940
†Penumbra	719	125,825
†Quidel	3,344	600,750
ResMed	5,495	1,168,017
†SeaSpine Holdings	1,244	21,708
STERIS	3,834	726,696
Stryker	7,158	1,753,996
†Surgalign Holdings	7,962	17,437
†Surmodics	1,196	52,050
Teleflex	1,857	764,286
†Varex Imaging	4,849	80,881
†Varian Medical Systems	4,593	803,821
West Pharmaceutical Services	2,890	818,766
Zimmer Biomet Holdings	8,329	1,283,416
		38,857,355
Health Care Providers & Services–3.02%
†Acadia Healthcare	9,522	478,576
†Addus HomeCare	1,963	229,848
†Amedisys	2,782	816,044
AmerisourceBergen	11,553	1,129,421
†AMN Healthcare Services	5,945	405,746
Anthem	9,169	2,944,074
†BioTelemetry	1,479	106,606
†Brookdale Senior Living	25,409	112,562
Cardinal Health	17,536	939,228
†Centene	24,268	1,456,808
Chemed	1,406	748,850
Cigna	14,802	3,081,480
†Community Health Systems	21,088	156,684
†CorVel	2,463	261,078
†Covetrus	3,735	107,344
†Cross Country Healthcare	2,295	20,357
CVS Health	49,828	3,403,252
†DaVita	12,602	1,479,475
Encompass Health	10,482	866,757
Ensign Group	6,380	465,230
†Enzo Biochem	4,600	11,592
†Guardant Health	1,357	174,890
†Hanger	4,881	107,333
HCA Healthcare	8,130	1,337,060
†Henry Schein	9,338	624,339
Humana	4,975	2,041,093
†Laboratory Corp of America Holdings	4,975	1,012,661
†LHC Group	2,846	607,109
†Magellan Health	3,441	285,052
McKesson	13,924	2,421,662
†MEDNAX	8,411	206,406
†Molina Healthcare	6,744	1,434,314
National HealthCare	2,324	154,337
Owens & Minor	8,370	226,408

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Patterson	11,124	$ 329,604
†Pennant Group	3,570	207,274
†PetIQ	1,604	61,674
Premier Class A	5,449	191,260
†Providence Service	1,930	267,556
Quest Diagnostics	9,564	1,139,742
†Select Medical Holdings	18,300	506,178
†Surgery Partners	5,182	150,330
†Tenet Healthcare	10,305	411,479
†Triple-S Management Class B	3,286	70,156
†U.S. Physical Therapy	1,600	192,400
UnitedHealth Group	30,136	10,568,092
†Universal Health Services Class B	8,934	1,228,425
		45,177,846
Health Care Technology–0.35%
†Allscripts Healthcare Solutions	29,962	432,651
Cerner	20,352	1,597,225
†Change Healthcare	16,317	304,312
†Computer Programs and Systems	971	26,062
†Evolent Health Class A	10,070	161,422
†HealthStream	2,606	56,915
†HMS Holdings	8,554	314,360
†NextGen Healthcare	11,562	210,891
†Omnicell	3,102	372,302
†Teladoc Health	5,765	1,152,769
†Veeva Systems Class A	2,496	679,536
		5,308,445
Hotels, Restaurants & Leisure–1.92%
Aramark	21,338	821,086
†Biglari Holdings Class B	1	111
†BJ's Restaurants	3,790	145,877
†Bloomin' Brands	7,503	145,708
†Bluegreen Vacations Holding	529	7,157
†Boyd Gaming	3,668	157,431
†Brinker International	4,484	253,660
†Caesars Entertainment	12,832	953,033
†Carnival	31,390	679,907
†Carrols Restaurant Group	5,537	34,772
†Cheesecake Factory	5,277	195,566
†Chipotle Mexican Grill	805	1,116,302
†Choice Hotels International	4,504	480,712
Churchill Downs	1,635	318,482
†Chuy's Holdings	1,400	37,086
†Cracker Barrel Old Country Store	2,543	335,473
Darden Restaurants	8,094	964,157
†Dave & Buster's Entertainment	4,590	137,792
†Denny's	10,416	152,907
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Dine Brands Global	977	$ 56,666
Domino's Pizza	1,573	603,183
†El Pollo Loco Holdings	3,990	72,219
†Fiesta Restaurant Group	2,409	27,463
†Hilton Grand Vacations	6,174	193,555
†Hilton Worldwide Holdings	10,382	1,155,101
†Hyatt Hotels Class A	2,033	150,950
†International Game Technology	10,873	184,189
Jack in the Box	1,951	181,053
†Las Vegas Sands	12,362	736,775
†Marriott International Class A	9,978	1,316,298
†Marriott Vacations Worldwide	4,681	642,327
McDonald's	20,228	4,340,524
MGM Resorts International	16,524	520,671
†Norwegian Cruise Line Holdings	22,655	576,117
Papa John's International	3,070	260,489
†Penn National Gaming	9,276	801,168
†Planet Fitness Class A	6,007	466,323
†Playa Hotels & Resorts	2,978	17,719
†Red Robin Gourmet Burgers	2,551	49,056
†Red Rock Resorts Class A	8,254	206,680
†Royal Caribbean Cruises	11,210	837,275
†Ruth's Hospitality Group	5,354	94,926
†Scientific Games Class A	7,878	326,858
†SeaWorld Entertainment	7,588	239,705
†Six Flags Entertainment	2,512	85,659
Starbucks	32,586	3,486,050
†Texas Roadhouse	5,372	419,876
†Vail Resorts	2,220	619,291
Wendy's	21,332	467,597
Wingstop	2,663	352,981
Wyndham Destinations	6,597	295,941
Wyndham Hotels & Resorts	6,897	409,958
†Wynn Resorts	4,446	501,642
Yum! Brands	10,780	1,170,277
		28,803,781
Household Durables–1.08%
†Beazer Homes USA	1,618	24,513
†Cavco Industries	1,060	185,977
†Century Communities	5,813	254,493
DR Horton	27,293	1,881,034
Ethan Allen Interiors	3,617	73,100
Flexsteel Industries	262	9,162
Garmin	9,022	1,079,572
†GoPro Class A	2,300	19,044
†Green Brick Partners	1,200	27,552
Hamilton Beach Brands Holding Class A	400	7,004
†Helen of Troy	2,108	468,376
Hooker Furniture	1,803	58,147

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Installed Building Products	2,299	$ 234,337
†iRobot	1,300	104,377
KB Home	11,824	396,340
La-Z-Boy	5,162	205,654
Leggett & Platt	12,560	556,408
Lennar Class A	14,448	1,101,371
Lennar Class B	513	31,396
†LGI Homes	2,369	250,759
†M/I Homes	4,399	194,832
MDC Holdings	8,736	424,570
†Meritage Homes	6,285	520,524
†Mohawk Industries	5,321	749,995
Newell Brands	34,587	734,282
†NVR	299	1,219,878
PulteGroup	29,122	1,255,741
†Skyline Champion	6,981	215,992
†Taylor Morrison Home	14,682	376,593
†Tempur Sealy International	18,264	493,128
Toll Brothers	11,620	505,121
†TopBuild	4,347	800,196
†TRI Pointe Group	18,474	318,676
†Tupperware Brands	6,114	198,032
†Universal Electronics	1,276	66,939
Whirlpool	6,418	1,158,385
†ZAGG	1,799	7,502
		16,209,002
Household Products–1.16%
†Central Garden & Pet Class A	5,487	199,343
Church & Dwight	11,426	996,690
Clorox	6,309	1,273,913
Colgate-Palmolive	22,655	1,937,229
Energizer Holdings	1,901	80,184
Kimberly-Clark	9,668	1,303,537
Procter & Gamble	78,038	10,858,207
Spectrum Brands Holdings	4,932	389,529
WD-40	1,013	269,134
		17,307,766
Independent Power and Renewable Electricity Producers–0.23%
AES	32,060	753,410
Atlantica Sustainable Infrastructure	10,337	392,599
Brookfield Renewable Class A	8,421	490,692
Clearway Energy Class A	4,200	124,110
Clearway Energy Class C	7,003	223,606
Ormat Technologies	5,007	452,032
Vistra	48,878	960,941
		3,397,390
Industrial Conglomerates–0.94%
3M	27,842	4,866,503
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates (continued)
Carlisle	5,516	$ 861,489
General Electric	177,049	1,912,129
Honeywell International	21,768	4,630,054
†Raven Industries	2,462	81,468
Roper Technologies	3,973	1,712,720
		14,064,363
Insurance–3.05%
Aflac	30,816	1,370,387
Alleghany	1,012	610,934
Allstate	22,632	2,487,936
†Ambac Financial Group	5,809	89,342
American Equity Investment Life Holding	7,892	218,293
American Financial Group	5,919	518,623
American International Group	39,492	1,495,167
American National Group	2,184	209,926
AMERISAFE	3,206	184,121
Aon Class A	9,109	1,924,458
†Arch Capital Group	25,249	910,731
Argo Group International Holdings	4,555	199,053
Arthur J. Gallagher & Co.	12,938	1,600,560
Assurant	4,975	677,694
Assured Guaranty	11,085	349,067
†Athene Holding Class A	11,979	516,774
Axis Capital Holdings	7,323	369,006
†Brighthouse Financial	8,990	325,483
Brown & Brown	21,361	1,012,725
Chubb	13,242	2,038,209
Cincinnati Financial	11,317	988,766
CNA Financial	4,359	169,827
†eHealth	2,423	171,088
Employers Holdings	4,584	147,559
†Enstar Group	1,331	272,709
Erie Indemnity Class A	2,514	617,438
Everest Re Group	2,439	570,945
FBL Financial Group Class A	3,474	182,420
FedNat Holding	2,034	12,041
Fidelity National Financial	23,581	921,781
First American Financial	12,666	653,946
†Genworth Financial Class A	43,794	165,541
Globe Life	8,750	830,900
†Greenlight Capital Re Class A	4,459	32,595
Hanover Insurance Group	4,661	544,964
Hartford Financial Services Group	26,743	1,309,872
HCI Group	2,595	135,718
Heritage Insurance Holdings	3,747	37,957
Horace Mann Educators	5,165	217,137
Independence Holding	300	12,300
James River Group Holdings	5,386	264,722

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Kemper	7,106	$ 545,954
Kinsale Capital Group	1,057	211,537
Loews	19,146	861,953
†Maiden Holdings	12,125	30,191
†Markel	950	981,635
Marsh & McLennan	16,852	1,971,684
Mercury General	6,071	316,967
MetLife	37,654	1,767,855
National General Holdings	10,842	370,580
National Western Life Group Class A	415	85,673
†NI Holdings	900	14,778
Old Republic International	27,874	549,397
Primerica	4,918	658,668
Principal Financial Group	18,732	929,294
ProAssurance	8,511	151,411
Progressive	16,390	1,620,643
Prudential Financial	16,205	1,265,124
Reinsurance Group of America	4,774	553,307
RenaissanceRe Holdings	3,891	645,206
RLI	3,097	322,553
Safety Insurance Group	2,774	216,095
Selective Insurance Group	7,063	473,080
State Auto Financial	6,451	114,441
Stewart Information Services	3,350	162,006
†Third Point Reinsurance	13,203	125,693
Travelers	17,587	2,468,687
United Fire Group	3,480	87,348
United Insurance Holdings	4,888	27,959
Universal Insurance Holdings	7,335	110,832
Unum Group	9,122	209,259
White Mountains Insurance Group	394	394,260
Willis Towers Watson	5,748	1,210,989
WR Berkley	13,334	885,644
		45,709,418
Interactive Media & Services–3.13%
†Alphabet Class A	6,580	11,532,371
†Alphabet Class C	5,762	10,094,333
†ANGI Homeservices Class A	2,100	27,709
†Cargurus	2,819	89,447
†Cars.com	8,684	98,129
†DHI Group	5,517	12,248
†Facebook Class A	71,637	19,568,363
†IAC/InterActive	2,583	489,091
†Liberty TripAdvisor Holdings Class A	10,113	43,890
†Match Group	9,882	1,494,060
†QuinStreet	3,909	83,809
†Snap Class A	4,200	210,294
†TripAdvisor	8,010	230,528
†TrueCar	10,819	45,440
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Twitter	25,800	$ 1,397,070
†Yelp	6,349	207,422
†Zedge Class B	1,132	6,837
†Zillow Group Class A	3,511	477,285
†Zillow Group Class C	5,442	706,372
		46,814,698
Internet & Direct Marketing Retail–3.44%
†1-800-Flowers.com Class A	5,253	136,578
†Amazon.com	13,316	43,369,280
†Booking Holdings	1,342	2,988,996
eBay	37,478	1,883,270
†Etsy	4,697	835,643
†Expedia Group	3,836	507,886
†Groupon	1,823	69,265
†GrubHub	5,087	377,811
†Lands' End	2,926	63,114
†Liquidity Services	356	5,664
PetMed Express	1,000	32,060
†Quotient Technology	10,979	103,422
Qurate Retail	23,614	259,046
Shutterstock	1,235	88,550
†Stamps.com	1,566	307,234
†Wayfair Class A	2,356	532,008
		51,559,827
IT Services–4.98%
Accenture Class A	23,314	6,089,850
†Akamai Technologies	10,715	1,124,968
Alliance Data Systems	4,827	357,681
Amdocs	9,367	664,401
Automatic Data Processing	17,610	3,102,882
†Black Knight	6,997	618,185
Booz Allen Hamilton Holding	9,775	852,185
Broadridge Financial Solutions	6,640	1,017,248
†CACI International Class A	2,787	694,883
†Cardtronics Class A	8,238	290,801
Cass Information Systems	1,874	72,917
Cognizant Technology Solutions Class A	35,287	2,891,770
†Concentrix	6,774	668,594
†Conduent	18,114	86,947
CSG Systems International	5,410	243,829
†DXC Technology	19,155	493,241
†Endurance International Group Holdings	7,841	74,097
†EPAM Systems	1,758	629,979
†Euronet Worldwide	4,413	639,532
EVERTEC	7,143	280,863
†Evo Payments Class A	463	12,506
†ExlService Holdings	3,626	308,681
Fidelity National Information Services	16,512	2,335,788

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Fiserv	15,359	$ 1,748,776
†FleetCor Technologies	4,616	1,259,383
†Gartner	1,818	291,225
Genpact	17,874	739,269
Global Payments	8,159	1,757,612
†Globant	1,063	231,319
†GoDaddy Class A	3,510	291,155
†GTT Communications	5,749	20,524
Hackett Group	2,613	37,601
International Business Machines	43,938	5,530,915
Jack Henry & Associates	3,718	602,279
KBR	15,549	480,931
Leidos Holdings	12,573	1,321,674
†Limelight Networks	5,104	20,365
†LiveRamp Holdings	6,342	464,171
ManTech International Class A	3,157	280,784
Mastercard Class A	31,994	11,419,938
MAXIMUS	7,040	515,258
†MoneyGram International	1,616	8,831
NIC	6,405	165,441
†Okta	2,043	519,453
Paychex	11,146	1,038,584
†PayPal Holdings	19,280	4,515,376
†Perficient	3,999	190,552
Perspecta	11,023	265,434
†Sabre	24,774	297,783
Science Applications International	6,116	578,818
†Square Class A	4,058	883,183
†Sykes Enterprises	6,187	233,064
TTEC Holdings	5,612	409,283
†Twilio Class A	2,382	806,307
†Unisys	5,740	112,963
†VeriSign	4,464	966,010
†Virtusa	3,607	184,426
Visa Class A	53,859	11,780,579
Western Union	21,608	474,080
†WEX	3,024	615,475
		74,610,649
Leisure Products–0.26%
Acushnet Holdings	8,589	348,198
†American Outdoor Brands	2,016	34,332
Brunswick	7,857	599,018
†Callaway Golf	11,679	280,413
Hasbro	13,802	1,291,039
Johnson Outdoors Class A	842	94,834
†Malibu Boats Class A	3,566	222,661
†Mattel	13,824	241,229
†Nautilus	4,229	76,714
Polaris	4,675	445,434
Smith & Wesson Brands	8,067	143,189
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products (continued)
†Vista Outdoor	7,301	$ 173,472
		3,950,533
Life Sciences Tools & Services–1.15%
Agilent Technologies	9,353	1,108,237
†Bio-Rad Laboratories Class A	1,204	701,860
Bio-Techne	2,246	713,217
Bruker	12,233	662,172
†Charles River Laboratories International	4,484	1,120,372
†Illumina	2,792	1,033,040
†IQVIA Holdings	12,981	2,325,806
Luminex	4,176	96,549
†Medpace Holdings	3,184	443,213
†Mettler-Toledo International	1,134	1,292,397
PerkinElmer	7,931	1,138,099
†PRA Health Sciences	6,117	767,316
†Repligen	2,827	541,738
†Syneos Health	7,453	507,773
Thermo Fisher Scientific	8,843	4,118,893
†Waters	2,910	719,992
		17,290,674
Machinery–3.00%
AGCO	8,495	875,749
Alamo Group	1,868	257,691
Albany International Class A	2,740	201,171
Allison Transmission Holdings	11,348	489,439
Astec Industries	3,444	199,339
Barnes Group	6,223	315,444
Caterpillar	18,781	3,418,518
†Chart Industries	3,942	464,328
†CIRCOR International	2,161	83,069
†Colfax	13,541	517,808
Columbus McKinnon	3,989	153,337
Crane	5,256	408,181
Cummins	9,768	2,218,313
Deere & Co.	10,659	2,867,804
Donaldson	12,837	717,331
Douglas Dynamics	3,817	163,253
Dover	9,459	1,194,199
Enerpac Tool Group	7,069	159,830
EnPro Industries	3,111	234,943
ESCO Technologies	2,378	245,457
†Evoqua Water Technologies	3,982	107,434
Federal Signal	7,571	251,130
Flowserve	11,478	422,964
Fortive	13,093	927,246
Franklin Electric	5,404	374,011
Gorman-Rupp	3,528	114,484
Graco	13,628	985,986
Greenbrier	6,320	229,922
Helios Technologies	4,904	261,334

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Hillenbrand	7,862	$ 312,908
Hyster-Yale Materials Handling	2,265	134,881
IDEX	3,489	695,009
Illinois Tool Works	11,804	2,406,599
†Ingersoll Rand	18,575	846,277
ITT	7,814	601,834
John Bean Technologies	2,531	288,205
Kadant	1,257	177,212
Kennametal	9,700	351,528
†L B Foster Class A	1,339	20,152
Lincoln Electric Holdings	5,153	599,036
Lindsay	1,158	148,757
†Lydall	4,164	125,045
†Manitowoc	5,279	70,263
†Meritor	9,827	274,272
†Middleby	5,380	693,590
Mueller Industries	7,847	275,508
Mueller Water Products Class A	19,692	243,787
†Navistar International	9,723	427,423
†NN	2,981	19,585
Nordson	4,449	894,026
Oshkosh	7,330	630,893
Otis Worldwide	15,126	1,021,761
PACCAR	22,943	1,979,522
Parker-Hannifin	8,335	2,270,537
Park-Ohio Holdings	1,206	37,265
Pentair	15,842	841,052
†Proto Labs	1,861	285,477
†RBC Bearings	2,276	407,495
†REV Group	7,071	62,295
Rexnord	13,942	550,570
Shyft Group	3,500	99,330
Snap-on	6,093	1,042,756
†SPX	3,638	198,416
†SPX FLOW	5,527	320,345
Standex International	1,405	108,916
Stanley Black & Decker	6,307	1,126,178
Tennant	2,245	157,532
†Terex	9,992	348,621
Timken	8,361	646,807
†Titan International	4,215	20,485
Toro	9,030	856,405
†TriMas	5,477	173,457
Trinity Industries	14,172	373,999
Wabash National	13,252	228,332
Watts Water Technologies Class A	2,752	334,918
†Welbilt	12,316	162,571
Westinghouse Air Brake Technologies	11,965	875,838
Woodward	5,439	661,002
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Xylem	6,906	$ 702,962
		44,991,349
Marine–0.06%
Costamare	10,400	86,112
Genco Shipping & Trading	1,685	12,402
†Kirby	5,754	298,230
Matson	7,118	405,512
Scorpio Bulkers	1,605	27,173
†SEACOR Holdings	2,936	121,697
		951,126
Media–1.78%
†Altice USA Class A	9,712	367,794
†AMC Networks Class A	4,165	148,982
Cable One	488	1,087,127
†Charter Communications Class A	4,629	3,062,315
Comcast Class A	165,350	8,664,340
†comScore	6,307	15,704
†Discovery Class A	12,159	365,864
†Discovery Class C	27,049	708,413
†DISH Network Class A	15,803	511,069
†Emerald Holding	7,655	41,490
†Entercom Communications Class A	18,467	45,614
Entravision Communications Class A	11,605	31,914
EW Scripps Class A	6,953	106,311
Fox Class A	17,665	514,405
†Fox Class B	15,802	456,362
†Gannett	20,670	69,451
†Gray Television	12,929	231,300
Interpublic Group	41,293	971,211
John Wiley & Sons Class A	7,131	325,602
†Liberty Broadband Class A	1,624	255,910
†Liberty Broadband Class C	10,787	1,708,337
†Liberty Media-Liberty SiriusXM Class A	9,049	390,826
†Liberty Media-Liberty SiriusXM Class C	16,716	727,313
Loral Space & Communications	573	12,027
†Meredith	4,281	82,195
†MSG Networks Class A	7,386	108,870
National CineMedia	6,797	25,285
New York Times Class A	12,678	656,340
News Class A	30,416	546,576
News Class B	10,996	195,399
Nexstar Media Group Class A	5,697	622,056
Omnicom Group	23,455	1,462,888
Scholastic	4,716	117,900
Sirius XM Holdings	68,041	433,421
TEGNA	26,053	363,439

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Tribune Publishing	2,738	$ 37,511
ViacomCBS Class A	178	6,732
ViacomCBS Class B	30,937	1,152,713
		26,631,006
Metals & Mining–0.70%
†Alcoa	18,767	432,579
†Allegheny Technologies	11,771	197,400
†Arconic	6,630	197,574
Carpenter Technology	7,558	220,089
†Century Aluminum	19,579	215,956
†Coeur Mining	23,894	247,303
Commercial Metals	17,961	368,919
Compass Minerals International	4,673	288,418
†Ferroglobe	12,975	21,279
†Freeport-McMoRan	81,180	2,112,304
Haynes International	1,268	30,229
Hecla Mining	58,317	377,894
Kaiser Aluminum	1,961	193,943
Materion	3,100	197,532
Newmont	19,903	1,191,991
Nucor	15,511	825,030
Reliance Steel & Aluminum	5,749	688,443
Royal Gold	5,496	584,555
†Ryerson Holding	607	8,279
Schnitzer Steel Industries Class A	2,756	87,944
Southern Copper	4,923	320,586
Steel Dynamics	21,496	792,557
SunCoke Energy	15,427	67,107
†TimkenSteel	6,778	31,653
United States Steel	19,736	330,973
Warrior Met Coal	8,374	178,534
Worthington Industries	6,280	322,415
		10,531,486
Multiline Retail–0.61%
Big Lots	6,809	292,310
Dillard's Class A	3,626	228,619
Dollar General	8,779	1,846,224
†Dollar Tree	16,075	1,736,743
†Kohl's	17,305	704,140
†Macy's	41,432	466,110
†Ollie's Bargain Outlet Holdings	3,936	321,847
Target	19,765	3,489,116
		9,085,109
Multi-Utilities–0.65%
Ameren	8,666	676,468
Avista	6,743	270,664
Black Hills	4,628	284,390
CenterPoint Energy	22,804	493,478
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
CMS Energy	11,504	$ 701,859
Consolidated Edison	10,269	742,141
Dominion Energy	22,789	1,713,733
DTE Energy	6,090	739,387
MDU Resources Group	18,965	499,538
NiSource	16,856	386,677
NorthWestern	4,293	250,325
Public Service Enterprise Group	16,849	982,297
Sempra Energy	6,916	881,167
Unitil	1,492	66,051
WEC Energy Group	11,137	1,024,938
		9,713,113
Oil, Gas & Consumable Fuels–2.19%
Antero Midstream	10,270	79,182
†Antero Resources	21,428	116,783
Apache	24,746	351,146
†Arch Resources	2,884	126,233
†Berry	5,961	21,936
†Bonanza Creek Energy	1,747	33,770
Cabot Oil & Gas	44,254	720,455
†Callon Petroleum	5,442	71,617
†Centennial Resource Development Class A	22,272	33,408
†Cheniere Energy	11,454	687,584
Chevron	56,483	4,769,989
Cimarex Energy	6,236	233,912
†Clean Energy Fuels	25,088	197,192
†CNX Resources	25,034	270,367
Concho Resources	14,708	858,212
ConocoPhillips	55,952	2,237,520
†CONSOL Energy	4,705	33,923
†Continental Resources	6,219	101,370
†CVR Energy	8,133	121,182
†Delek US Holdings	14,079	226,250
Devon Energy	28,185	445,605
DHT Holdings	14,019	73,319
Diamondback Energy	2,531	122,500
†Dorian LPG	650	7,923
†EnLink Midstream	18,193	67,496
EOG Resources	27,780	1,385,389
†EQT	18,234	231,754
Equitrans Midstream	7,528	60,525
Exxon Mobil	118,455	4,882,715
GasLog	10,365	38,558
†Green Plains	4,898	64,507
Hess	14,817	782,189
†HighPoint Resources	374	3,426
HollyFrontier	18,276	472,435
International Seaways	3,390	55,359
Kinder Morgan	84,993	1,161,854
†Kosmos Energy	44,165	103,788
†Laredo Petroleum	1,478	29,117

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil	56,103	$ 374,207
Marathon Petroleum	30,801	1,273,929
†Matador Resources	13,122	158,251
Murphy Oil	18,269	221,055
NACCO Industries Class A	200	5,260
†NOV	21,887	300,509
Occidental Petroleum	57,761	999,843
ONEOK	22,611	867,810
†Par Pacific Holdings	9,387	131,230
Parsley Energy Class A	24,857	352,969
†PBF Energy Class A	14,133	100,344
†PDC Energy	13,619	279,598
†Peabody Energy	15,632	37,673
†Penn Virginia	1,279	12,982
Phillips 66	12,822	896,771
PHX Minerals	1,806	4,154
Pioneer Natural Resources	9,045	1,030,135
†QEP Resources	26,620	63,622
†Range Resources	18,226	122,114
†Renewable Energy Group	5,557	393,547
†REX American Resources	1,042	76,556
†Ring Energy	3,975	2,623
Scorpio Tankers	6,981	78,117
SFL	19,649	123,396
SM Energy	18,345	112,271
†Southwestern Energy	52,528	156,533
†Talos Energy	7,201	59,336
Targa Resources	14,043	370,454
†Teekay	13,659	29,367
Valero Energy	19,829	1,121,727
†W&T Offshore	13,431	29,145
Williams	53,335	1,069,367
World Fuel Services	12,152	378,656
†WPX Energy	32,521	265,046
		32,779,087
Paper & Forest Products–0.09%
†Clearwater Paper	2,473	93,356
†Domtar	8,467	267,980
Glatfelter	4,944	80,983
Louisiana-Pacific	8,881	330,107
Mercer International	10,372	106,313
Neenah	2,359	130,500
†Resolute Forest Products	7,351	48,075
Schweitzer-Mauduit International	4,384	176,281
Verso Class A	4,244	51,013
		1,284,608
Personal Products–0.30%
†Coty Class A	39,789	279,319
Edgewell Personal Care	5,853	202,397
†elf Beauty	3,904	98,342
Estee Lauder Class A	7,752	2,063,505
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products (continued)
†Herbalife Nutrition	9,618	$ 462,145
†Inter Parfums	3,508	212,199
Medifast	1,472	289,012
Natura & Co. Holding ADR	12,284	245,680
Natural Health Trends	1,722	8,455
Nu Skin Enterprises Class A	7,013	383,120
†USANA Health Sciences	2,793	215,340
		4,459,514
Pharmaceuticals–3.06%
†Amphastar Pharmaceuticals	7,904	158,949
†ANI Pharmaceuticals	738	21,432
†Assertio Holdings	3,876	1,386
Bristol-Myers Squibb	64,188	3,981,582
†Catalent	9,319	969,828
†Corcept Therapeutics	8,642	226,075
†Cymabay Therapeutics	5,176	29,710
†Elanco Animal Health	33,585	1,030,052
Eli Lilly & Co.	29,646	5,005,431
†Endo International	19,354	138,962
†Horizon Therapeutics	14,304	1,046,338
†Innoviva	12,944	160,376
†Intra-Cellular Therapies	5,388	171,338
†Jazz Pharmaceuticals	4,967	819,803
Johnson & Johnson	88,358	13,905,782
†Lannett	7,113	46,377
Merck & Co	86,083	7,041,589
†Nektar Therapeutics	9,757	165,869
†Otonomy	619	4,005
†Pacira BioSciences	500	29,920
Perrigo	8,951	400,289
Pfizer	156,456	5,759,145
Phibro Animal Health Class A	1,442	28,004
†Prestige Consumer Healthcare	6,536	227,910
†Revance Therapeutics	3,504	99,303
†Supernus Pharmaceuticals	3,800	95,608
†Taro Pharmaceutical Industries	3,413	250,583
†Viatris	55,995	1,049,346
Zoetis	17,085	2,827,568
†Zogenix	4,371	87,376
		45,779,936
Professional Services–0.71%
†ASGN	5,974	499,008
Barrett Business Services	300	20,463
†CBIZ	9,833	261,656
CoreLogic	9,062	700,674
†CoStar Group	768	709,847
Equifax	3,968	765,189
Exponent	4,416	397,573
†Forrester Research	2,034	85,225

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†Franklin Covey	993	$ 22,114
†FTI Consulting	3,393	379,066
†GP Strategies	1,772	21,016
Heidrick & Struggles International	2,100	61,698
†Huron Consulting Group	2,990	176,261
ICF International	2,478	184,190
IHS Markit	15,728	1,412,846
Insperity	2,353	191,581
†Kelly Services Class A	7,992	164,395
Kforce	4,767	200,643
Korn Ferry	6,340	275,790
ManpowerGroup	6,573	592,753
†Mistras Group	3,448	26,756
Nielsen Holdings	26,911	561,633
Resources Connection	4,071	51,172
Robert Half International	9,812	613,054
TransUnion	1,042	103,387
†TriNet Group	6,496	523,578
†TrueBlue	5,561	103,935
Verisk Analytics	7,642	1,586,403
		10,691,906
Real Estate Management & Development–0.24%
†Altisource Portfolio Solutions	2,089	26,906
†BBX Capital	529	3,010
†CBRE Group Class A	15,664	982,446
†Forestar Group	476	9,606
†FRP Holdings	631	28,742
†Howard Hughes	4,225	333,479
†Jones Lang LaSalle	4,649	689,772
Kennedy-Wilson Holdings	16,113	288,262
†Marcus & Millichap	5,301	197,356
Newmark Group Class A	20,238	147,535
†Rafael Holdings Class B	1,698	39,597
RE/MAX Holdings Class A	3,948	143,431
†Realogy Holdings	18,390	241,277
RMR Group Class A	862	33,291
St Joe	8,527	361,971
†Tejon Ranch	2,365	34,174
		3,560,855
Road & Rail–1.22%
AMERCO	2,266	1,028,673
ArcBest	3,735	159,372
†Avis Budget Group	8,228	306,904
†Covenant Logistics Group	3,400	50,354
CSX	27,175	2,466,131
Heartland Express	11,699	211,752
JB Hunt Transport Services	8,914	1,218,098
Kansas City Southern	6,427	1,311,943
Knight-Swift Transportation Holdings	13,736	574,440
Landstar System	3,625	488,142
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Marten Transport	11,904	$ 205,106
Norfolk Southern	9,255	2,199,081
Old Dominion Freight Line	6,623	1,292,677
†PAM Transportation Services	306	14,994
Ryder System	7,460	460,730
†Saia	3,054	552,163
Schneider National Class B	12,607	260,965
Union Pacific	24,232	5,045,587
Universal Logistics Holdings	2,500	51,475
†USA Truck	1,448	12,931
Werner Enterprises	9,031	354,196
†YRC Worldwide	1,455	6,446
		18,272,160
Semiconductors & Semiconductor Equipment–5.02%
†Advanced Energy Industries	3,830	371,395
†Advanced Micro Devices	18,799	1,724,056
†Alpha & Omega Semiconductor	1,200	28,368
†Ambarella	3,562	327,063
Amkor Technology	37,829	570,461
Analog Devices	6,486	958,177
Applied Materials	33,111	2,857,479
†Axcelis Technologies	6,725	195,832
Broadcom	12,015	5,260,768
Brooks Automation	6,764	458,937
†CEVA	2,353	107,062
†Cirrus Logic	5,584	459,005
CMC Materials	2,032	307,442
†Cohu	4,934	188,380
†Cree	7,886	835,127
†Diodes	6,011	423,776
†DSP Group	4,368	72,465
†Enphase Energy	3,297	578,525
Entegris	11,910	1,144,551
†First Solar	9,258	915,801
†FormFactor	7,433	319,768
†Ichor Holdings	2,461	74,187
†Inphi	2,993	480,287
Intel	201,078	10,017,706
KLA	9,200	2,381,972
Kulicke & Soffa Industries	6,090	193,723
Lam Research	5,946	2,808,117
†Lattice Semiconductor	9,762	447,295
†MACOM Technology Solutions Holdings	5,395	296,941
Marvell Technology Group	28,234	1,342,244
†Maxim Integrated Products	11,953	1,059,633
†MaxLinear	6,970	266,184
Microchip Technology	14,091	1,946,108
†Micron Technology	45,489	3,419,863
MKS Instruments	4,703	707,566
Monolithic Power Systems	1,614	591,095
†NeoPhotonics	2,126	19,325

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
NVE	50	$ 2,809
NVIDIA	15,329	8,004,804
†ON Semiconductor	38,216	1,250,810
†Onto Innovation	5,965	283,636
†PDF Solutions	3,040	65,664
†Photronics	5,636	62,898
Power Integrations	5,618	459,890
†Qorvo	5,681	944,580
QUALCOMM	40,021	6,096,799
†Rambus	17,462	304,887
†Semtech	5,171	372,777
†Silicon Laboratories	2,813	358,207
Skyworks Solutions	9,913	1,515,499
†SMART Global Holdings	4,360	164,067
†SolarEdge Technologies	4,718	1,505,608
†Synaptics	3,515	338,846
Teradyne	9,638	1,155,500
Texas Instruments	37,904	6,221,184
†Ultra Clean Holdings	2,793	87,002
Universal Display	1,770	406,746
†Veeco Instruments	6,193	107,510
Xilinx	9,244	1,310,522
		75,176,929
Software–6.52%
†ACI Worldwide	8,610	330,882
†Adobe	11,801	5,901,916
†Alarm.com Holdings	2,786	288,212
†Alteryx Class A	939	114,361
†ANSYS	3,253	1,183,441
†Appfolio Class A	1,131	203,625
†Aspen Technology	4,013	522,693
†Atlassian Class A	1,472	344,257
†Autodesk	5,266	1,607,920
†Avalara	1,863	307,190
†Avaya Holdings	10,940	209,501
†Blackbaud	3,139	180,681
†Bottomline Technologies	1,500	79,110
†Cadence Design Systems	10,296	1,404,683
CDK Global	9,277	480,827
†Cerence	3,782	380,015
†Ceridian HCM Holding	3,040	323,942
Citrix Systems	4,741	616,804
†CommVault Systems	1,800	99,666
†Cornerstone OnDemand	1,568	69,055
†Coupa Software	1,158	392,458
†DocuSign	2,254	501,064
†Dropbox Class A	7,150	158,658
Ebix	3,512	133,351
†Envestnet	3,287	270,487
†Fair Isaac	1,666	851,393
†FireEye	783	18,056
†Fortinet	3,418	507,676
†Guidewire Software	4,972	640,046
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†HubSpot	1,237	$ 490,396
InterDigital	3,332	202,186
Intuit	8,326	3,162,631
†J2 Global	5,206	508,574
†Manhattan Associates	4,099	431,133
Microsoft	241,434	53,699,750
†MicroStrategy Class A	1,106	429,736
†New Relic	1,830	119,682
NortonLifeLock	13,452	279,533
†Nuance Communications	18,701	824,527
†OneSpan	3,332	68,906
Oracle	89,573	5,794,477
†Palo Alto Networks	1,493	530,597
†Paycom Software	2,573	1,163,639
†Paylocity Holding	1,771	364,667
Pegasystems	3,592	478,670
Progress Software	4,679	211,444
†Proofpoint	1,590	216,892
†PTC	2,065	246,995
QAD Class A	1,105	69,814
†Qualys	1,453	177,077
†RealPage	4,008	349,658
†RingCentral Class A	402	152,346
†salesforce.com	10,083	2,243,770
Sapiens International	854	26,141
†Seachange International	2,000	2,800
†ServiceNow	2,218	1,220,854
†SolarWinds	9,410	140,680
†Splunk	2,645	449,359
SS&C Technologies Holdings	16,039	1,166,837
†Synchronoss Technologies	4,423	20,788
†Synopsys	3,261	845,382
†Telenav	2,300	10,810
†Teradata	10,985	246,833
†Trade Desk Class A	863	691,263
†Tyler Technologies	1,278	557,873
†Verint Systems	5,416	363,847
†VMware Class A	1,975	277,013
†Workday Class A	1,507	361,092
Xperi Holding	14,584	304,806
†Zendesk	2,528	361,807
†Zscaler	1,623	324,129
		97,711,384
Specialty Retail–2.60%
†Aaron's	3,102	58,814
†Abercrombie & Fitch Class A	8,315	169,293
Advance Auto Parts	6,226	980,657
American Eagle Outfitters	17,294	347,091
†America's Car-Mart	962	105,666
†Asbury Automotive Group	2,475	360,707
†At Home Group	6,725	103,969
†AutoNation	10,371	723,792
†AutoZone	842	998,140

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Barnes & Noble Education	6,119	$ 28,453
†Bed Bath & Beyond	20,862	370,509
Best Buy	17,025	1,698,925
Big 5 Sporting Goods	900	9,189
†Boot Barn Holdings	3,430	148,725
Buckle	2,120	61,904
†Build-A-Bear Workshop	2,901	12,387
†Burlington Stores	1,166	304,967
Caleres	7,320	114,558
†CarMax	14,181	1,339,537
†Cato Class A	4,303	41,266
†Chico's FAS	18,957	30,142
†Children's Place	1,721	86,222
†Citi Trends	2,149	106,762
†Conn's	6,316	73,834
†Designer Brands Class A	11,901	91,043
Dick's Sporting Goods	8,270	464,857
†Five Below	3,322	581,284
†Floor & Decor Holdings Class A	5,614	521,260
Foot Locker	11,651	471,166
†GameStop Class A	17,127	322,673
†Gap	31,510	636,187
†Genesco	3,102	93,339
Group 1 Automotive	2,819	369,684
Guess	11,019	249,250
Haverty Furniture	2,655	73,464
†Hibbett Sports	4,645	214,506
Home Depot	29,486	7,832,071
†L Brands	4,877	181,376
Lithia Motors Class A	3,476	1,017,321
Lowe's	26,614	4,271,813
†MarineMax	2,439	85,438
†Michaels	14,861	193,342
Monro	3,844	204,885
Murphy USA	4,148	542,849
†National Vision Holdings	4,591	207,926
†ODP	8,928	261,590
†O'Reilly Automotive	3,146	1,423,785
Penske Automotive Group	9,169	544,547
Rent-A-Center	8,035	307,660
†RH	1,851	828,360
†Ross Stores	13,614	1,671,935
†Sally Beauty Holdings	12,560	163,782
Shoe Carnival	1,575	61,709
†Signet Jewelers	8,178	223,014
†Sleep Number	4,561	373,363
Sonic Automotive Class A	5,355	206,542
†Sportsman's Warehouse Holdings	165	2,896
Tiffany & Co.	2,511	330,071
TJX	33,176	2,265,589
Tractor Supply	8,025	1,128,155
†Ulta Beauty	3,053	876,699
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Urban Outfitters	11,919	$ 305,126
Williams-Sonoma	8,213	836,412
Winmark	151	28,056
†Zumiez	4,241	155,984
		38,896,518
Technology Hardware, Storage & Peripherals–5.58%
†3D Systems	12,600	132,048
Apple	572,186	75,923,360
†Avid Technology	6,614	104,964
†Dell Technologies Class C	8,375	613,804
Hewlett Packard Enterprise	105,438	1,249,440
HP	50,000	1,229,500
†NCR	13,077	491,303
NetApp	13,388	886,821
†Pure Storage Class A	9,250	209,143
Seagate Technology	18,341	1,140,077
†Stratasys	4,881	101,134
†Western Digital	17,077	945,895
Xerox Holdings	23,774	551,319
		83,578,808
Textiles, Apparel & Luxury Goods–0.94%
†Capri Holdings	15,972	670,824
†Carter's	4,829	454,264
†Columbia Sportswear	6,536	571,116
†Crocs	5,293	331,659
Culp	695	11,030
†Deckers Outdoor	2,578	739,319
†Fossil Group	8,573	74,328
†G-III Apparel Group	9,262	219,880
Hanesbrands	36,640	534,211
†Kontoor Brands	1,846	74,874
†Lululemon Athletica	3,750	1,305,112
†Movado Group	2,255	37,478
NIKE Class B	35,560	5,030,673
Oxford Industries	2,792	182,904
†PVH	5,201	488,322
†Ralph Lauren	3,815	395,768
†Skechers USA Class A	13,059	469,340
†Steven Madden	8,925	315,231
†Tapestry	16,823	522,859
†Under Armour Class A	8,228	141,275
†Under Armour Class C	15,584	231,890
†Unifi	3,174	56,307
†Vera Bradley	810	6,447
VF	11,580	989,048
Wolverine World Wide	8,592	268,500
		14,122,659
Thrifts & Mortgage Finance–0.42%
†Axos Financial	7,624	286,129
Capitol Federal Financial	21,314	266,425
†Columbia Financial	6,136	95,476

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Essent Group	9,692	$ 418,694
Federal Agricultural Mortgage Class C	1,195	88,729
Flagstar Bancorp	7,368	300,320
HomeStreet	2,845	96,019
Kearny Financial	15,285	161,410
Meridian Bancorp	8,312	123,932
Meta Financial Group	7,426	271,494
MGIC Investment	35,831	449,679
†Mr Cooper Group	6,569	203,836
New York Community Bancorp	39,410	415,775
†NMI Holdings Class A	9,001	203,873
Northfield Bancorp	6,724	82,907
Northwest Bancshares	14,286	182,004
PennyMac Financial Services	9,476	621,815
Premier Financial	4,031	92,713
Provident Financial Services	9,985	179,331
Radian Group	23,244	470,691
†Sterling Bancorp	1,664	7,555
TFS Financial	9,915	174,801
TrustCo Bank	12,472	83,188
Walker & Dunlop	4,483	412,526
Washington Federal	9,358	240,875
Waterstone Financial	3,925	73,868
WSFS Financial	7,121	319,590
		6,323,655
Tobacco–0.45%
Altria Group	66,703	2,734,823
Philip Morris International	44,228	3,661,636
Universal	3,560	173,052
Vector Group	17,305	201,603
		6,771,114
Trading Companies & Distributors–0.74%
Air Lease	16,007	711,031
Applied Industrial Technologies	4,207	328,104
†Beacon Roofing Supply	8,312	334,059
†BMC Stock Holdings	11,516	618,179
Boise Cascade	5,938	283,836
CAI International	2,879	89,940
†DXP Enterprises	1,631	36,257
Fastenal	31,166	1,521,836
GATX	4,500	374,310
†GMS	6,711	204,551
H&E Equipment Services	6,917	206,196
†Herc Holdings	3,940	261,655
†MRC Global	11,216	74,362
MSC Industrial Direct Class A	5,382	454,187
†NOW	13,867	99,565
Rush Enterprises Class A	7,029	291,141
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†SiteOne Landscape Supply	1,171	$ 185,756
Systemax	4,022	144,350
†Textainer Group Holdings	6,500	124,670
†Titan Machinery	4,300	84,065
Triton International	9,649	468,073
†United Rentals	7,322	1,698,045
†Univar Solutions	13,479	256,236
†Veritiv	1,100	22,869
Watsco	2,624	594,467
†WESCO International	7,511	589,613
WW Grainger	2,584	1,055,151
		11,112,504
Transportation Infrastructure–0.01%
Macquarie Infrastructure	5,269	197,851
		197,851
Water Utilities–0.16%
American States Water	4,089	325,116
American Water Works	6,665	1,022,877
California Water Service Group	5,288	285,711
Essential Utilities	10,156	480,277
Middlesex Water	1,357	98,342
SJW Group	3,075	213,282
York Water	591	27,541
		2,453,146
Wireless Telecommunication Services–0.23%
†Boingo Wireless	4,098	52,127
Shenandoah Telecommunications	6,684	289,083
Spok Holdings	1,858	20,679
Telephone & Data Systems	9,452	175,524
†T-Mobile US	20,661	2,786,136
†United States Cellular	3,838	117,788
		3,441,337
Total Common Stock (Cost $815,765,761)		1,494,603,495
PREFERRED STOCKS–0.01%
†Qurate Retail 8.00%	708	70,092
†WESCO International 10.63%	3,174	99,187
Total Preferred Stocks (Cost $288,457)		169,279
RIGHTS–0.00%
=†πAchillion Pharmace CVR	5,527	7,848
=†πMedia General CVR	16,818	1,578
Total Rights (Cost $2,543)		9,426

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.18%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	2,747,504	$ 2,747,504
Total Money Market Fund (Cost $2,747,504)		2,747,504

TOTAL INVESTMENTS–99.96% (Cost $818,804,265)	1,497,529,704
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	527,238
NET ASSETS APPLICABLE TO 39,263,587 SHARES OUTSTANDING–100.00%	$1,498,056,942
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,235,575,639 / 32,344,266 Shares)	$38.201
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($262,481,303 / 6,919,321 Shares)	$37.935
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 761,121,478
Distributable earnings/(accumulated loss)	736,935,464
TOTAL NET ASSETS	$1,498,056,942

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $9,426, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Achillion Pharmace CVR	1/29/2020	$2,543	$7,848
Media General CVR	1/18/2017	—	1,578
Total		$2,543	$9,426

★ Includes $1,582,868 payable for fund shares redeemed, $67,566 other accrued expenses payable and $533,430 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVR–Contingent Value Rights
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 23,490,103
Foreign taxes withheld	(4,669)
23,485,434
EXPENSES:
Management fees	4,510,325
Distribution fees-Service Class	805,620
Shareholder servicing fees	381,865
Accounting and administration expenses	245,614
Reports and statements to shareholders	146,668
Professional fees	42,719
Trustees’ fees and expenses	32,321
Pricing fees	26,466
Custodian fees	21,000
Consulting fees	3,230
Other	28,610
6,244,438
Less:
Management fees waived	(30,966)
Total operating expenses	6,213,472
NET INVESTMENT INCOME	17,271,962
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	63,899,278
Net change in unrealized appreciation (depreciation) of investments	129,409,820
NET REALIZED AND UNREALIZED GAIN	193,309,098
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$210,581,060
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 17,271,962	$ 18,260,578
Net realized gain	63,899,278	62,460,282
Net change in unrealized appreciation (depreciation)	129,409,820	262,767,609
Net increase in net assets resulting from operations	210,581,060	343,488,469
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(61,570,537)	(76,925,896)
Service Class	(12,759,216)	(13,638,411)
	(74,329,753)	(90,564,307)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	22,719,919	22,804,341
Service Class	40,257,954	53,199,766
Reinvestment of dividends and distributions:
Standard Class	61,570,537	76,925,896
Service Class	12,759,216	13,638,411
	137,307,626	166,568,414
Cost of shares redeemed:
Standard Class	(148,449,653)	(150,089,533)
Service Class	(49,392,294)	(26,339,399)
	(197,841,947)	(176,428,932)
Decrease in net assets derived from capital share transactions	(60,534,321)	(9,860,518)
NET INCREASE IN NET ASSETS	75,716,986	243,063,644
NET ASSETS:
Beginning of year	1,422,339,956	1,179,276,312
End of year	$1,498,056,942	$1,422,339,956
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 34.698	$ 28.534	$ 32.022	$ 27.254	$ 37.542
Income (loss) from investment operations:
Net investment income[1]	0.454	0.468	0.457	0.416	0.537
Net realized and unrealized gain (loss)	4.986	8.000	(2.676)	5.236	3.889
Total from investment operations	5.440	8.468	(2.219)	5.652	4.426
Less dividends and distributions from:
Net investment income	(0.520)	(0.609)	(0.486)	(0.433)	(0.439)
Net realized gain	(1.417)	(1.695)	(0.783)	(0.451)	(14.275)
Total dividends and distributions	(1.937)	(2.304)	(1.269)	(0.884)	(14.714)
Net asset value, end of period	$ 38.201	$ 34.698	$ 28.534	$ 32.022	$ 27.254
Total return[2]	16.40%	30.11%	(7.29%)	20.88%	14.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,235,576	$1,191,025	$1,024,194	$1,245,607	$1,147,995
Ratio of expenses to average net assets	0.41%	0.41%	0.42%	0.41%	0.40%
Ratio of net investment income to average net assets	1.37%	1.43%	1.39%	1.41%	1.60%
Portfolio turnover	6%	5%	5%	4%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 34.486	$ 28.389	$ 31.861	$ 27.130	$ 37.449
Income (loss) from investment operations:
Net investment income[1]	0.335	0.352	0.339	0.312	0.415
Net realized and unrealized gain (loss)	4.934	7.945	(2.644)	5.199	3.863
Total from investment operations	5.269	8.297	(2.305)	5.511	4.278
Less dividends and distributions from:
Net investment income	(0.403)	(0.505)	(0.384)	(0.329)	(0.322)
Net realized gain	(1.417)	(1.695)	(0.783)	(0.451)	(14.275)
Total dividends and distributions	(1.820)	(2.200)	(1.167)	(0.780)	(14.597)
Net asset value, end of period	$ 37.935	$ 34.486	$ 28.389	$ 31.861	$ 27.130
Total return[2]	16.00%	29.65%	(7.60%)	20.45%	14.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$262,481	$231,315	$155,082	$138,464	$ 93,660
Ratio of expenses to average net assets	0.76%	0.76%	0.77%	0.76%	0.75%
Ratio of net investment income to average net assets	1.02%	1.08%	1.04%	1.06%	1.25%
Portfolio turnover	6%	5%	5%	4%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification
LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   Effective March 4, 2020, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.0075% on the first $100 million of the Fund’s average daily net assets and 0.0025% of the Fund’s average daily net assets in excess of $100 million.   The management fee, net of waivers, is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$80,836
Legal	14,304
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $133,789 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$419,866
Distribution fees payable to LFD	77,218
Shareholder servicing fees payable to Lincoln Life	36,346
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 72,668,766
Sales	186,886,416
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$822,783,424
Aggregate unrealized appreciation of investments	$758,220,529
Aggregate unrealized depreciation of investments	(83,474,249)
Net unrealized appreciation of investments	$674,746,280
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,494,603,495	$—	$ —	$1,494,603,495
Preferred Stocks	169,279	—	—	169,279
Rights	—	—	9,426	9,426
Money Market Fund	2,747,504	—	—	2,747,504
Total Investments	$1,497,520,278	$—	$9,426	$1,497,529,704
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Partnership Basis Adjustments and Passive Foreign Investment Company Un-reversed
LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
Inclusions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$17,682,090	$20,147,684
Long-term capital gains	56,647,663	70,416,623
Total	$74,329,753	$90,564,307
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 62,189,185
Net unrealized appreciation	674,746,279
Distributable earnings/(accumulated loss)	$736,935,464
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to partnership non-deductible expense:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$39	$(39)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	703,268	694,115
Service Class	1,313,942	1,637,154
Shares reinvested:
Standard Class	1,801,690	2,303,770
Service Class	379,232	411,971
	4,198,132	5,047,010
Shares redeemed:
Standard Class	(4,486,289)	(4,565,852)
Service Class	(1,481,283)	(804,356)
	(5,967,572)	(5,370,208)
Net decrease	(1,769,440)	(323,198)
7. Risk Factors
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 7. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–34

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Dimensional U.S. Core Equity 1 Fund–35

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 1 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s comments that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small-cap bias. The Board also noted LIAC’s view that it believes the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include a breakpoint for the Fund) and considered that Dimensional’s subadvisory fees were reduced effective March 4, 2020. The Board also reviewed the fees of comparable funds advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 1 Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional U.S. Core Equity 1 Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Dimensional U.S. Core Equity 1 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Core Equity 1 Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 1 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 1 Fund–42

LVIP Dimensional U.S. Core Equity 2 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Dimensional U.S. Core Equity 2 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 15.34% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 3000® Index1, returned 20.89%.
The U.S. market had positive performance for the year, outperforming both developed ex U.S. and emerging markets.
Along the market capitalization dimension, small caps (Russell 2000® Index2) underperformed large caps (Russell 1000® Index3) by 1.0%. Mid caps (Russell Midcap® Index4), a subset of the Russell 1000® Index universe, underperformed small caps by 2.9% and large caps by 3.9%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index5) underperformed large cap growth stocks (Russell 1000® Growth Index6) by 35.79%, and small cap value stocks (Russell 2000® Value Index7) underperformed small cap growth stocks (Russell 2000® Growth Index8) by 30.0%.
Among large caps, stocks with higher profitability outperformed stocks with lower profitability. Among small caps, stocks with higher profitability underperformed stocks with lower profitability.
With low relative price (value) stocks underperforming high relative price (growth) stocks, the Fund’s greater emphasis on value stocks detracted from relative performance. Conversely, at the sector level, the Fund’s general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed the overall index.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Joel Schneider
Jed S. Fogdall
Lukas Smart
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,580 for the Standard Class shares and to $17,336 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $20,138. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 15.34%
Five Years	+ 13.15%
Inception (5/1/15)	+ 10.46%
Service Class Shares
One Year	+ 15.05%
Five Years	+ 12.87%
Inception (5/1/15)	+ 10.19%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
3. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000®Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund
2020 Annual Report Commentary (unaudited) (continued)
4. The Russell Midcap®Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap®Index are the same 800 of the 1,000 companies that comprise Russell 1000®Index. The Russell 1000®Index is a compilation of the largest 1,000 publicly traded U.S. companies.
5. The Russell 1000®Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000®Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000®Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,269.00	0.49%	$2.79
Service Class Shares	1,000.00	1,267.40	0.74%	4.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.49%	$2.49
Service Class Shares	1,000.00	1,021.50	0.74%	3.76

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.60%
Aerospace & Defense	1.55%
Air Freight & Logistics	0.79%
Airlines	0.42%
Auto Components	0.76%
Automobiles	0.71%
Banks	5.41%
Beverages	1.47%
Biotechnology	2.24%
Building Products	1.20%
Capital Markets	3.26%
Chemicals	2.60%
Commercial Services & Supplies	1.07%
Communications Equipment	1.09%
Construction & Engineering	0.58%
Construction Materials	0.19%
Consumer Finance	1.07%
Containers & Packaging	0.93%
Distributors	0.22%
Diversified Consumer Services	0.38%
Diversified Financial Services	0.89%
Diversified Telecommunication Services	1.47%
Electric Utilities	0.88%
Electrical Equipment	1.02%
Electronic Equipment, Instruments & Components	1.61%
Energy Equipment & Services	0.44%
Entertainment	0.88%
Food & Staples Retailing	1.28%
Food Products	1.66%
Gas Utilities	0.20%
Health Care Equipment & Supplies	2.42%
Health Care Providers & Services	2.88%
Health Care Technology	0.29%
Hotels, Restaurants & Leisure	1.64%
Household Durables	1.14%
Household Products	1.00%
Independent Power and Renewable Electricity Producers	0.25%
Industrial Conglomerates	0.82%
Insurance	3.26%
Interactive Media & Services	2.58%
Internet & Direct Marketing Retail	2.65%
IT Services	4.91%
Leisure Products	0.34%
Life Sciences Tools & Services	1.03%
Machinery	3.43%
Security Type/Sector	Percentage of Net Assets
Marine	0.07%
Media	2.05%
Metals & Mining	0.83%
Multiline Retail	0.63%
Multi-Utilities	0.54%
Oil, Gas & Consumable Fuels	2.39%
Paper & Forest Products	0.14%
Personal Products	0.31%
Pharmaceuticals	3.26%
Professional Services	0.79%
Real Estate Management & Development	0.32%
Road & Rail	1.43%
Semiconductors & Semiconductor Equipment	4.72%
Software	6.34%
Specialty Retail	2.55%
Technology Hardware, Storage & Peripherals	5.27%
Textiles, Apparel & Luxury Goods	0.96%
Thrifts & Mortgage Finance	0.45%
Tobacco	0.36%
Trading Companies & Distributors	0.82%
Transportation Infrastructure	0.03%
Water Utilities	0.17%
Wireless Telecommunication Services	0.26%
Preferred Stocks	0.02%
Rights	0.00%
Money Market Fund	0.14%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.77%
Microsoft	3.46%
Amazon.com	2.07%
Johnson & Johnson	1.07%
Facebook Class A	0.95%
JPMorgan Chase & Co.	0.83%
Visa Class A	0.82%
Verizon Communications	0.76%
Mastercard Class A	0.71%
Berkshire Hathaway Class B	0.70%
Total	16.14%

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.60%
Aerospace & Defense–1.55%
AAR	3,497	$ 126,661
†Aerojet Rocketdyne Holdings	6,136	324,288
†AeroVironment	1,567	136,172
†Astronics	2,342	30,985
†Astronics Class B	1,024	13,591
†Axon Enterprise	1,780	218,103
†Boeing	3,799	813,214
BWX Technologies	5,445	328,225
Cubic	2,429	150,695
Curtiss-Wright	3,000	349,050
†Ducommun	1,095	58,802
General Dynamics	6,117	910,332
HEICO	1,122	148,553
HEICO Class A	2,092	244,890
†Hexcel	6,480	314,215
†Howmet Aerospace	19,375	552,963
Huntington Ingalls Industries	2,268	386,649
Kaman	2,196	125,458
†Kratos Defense & Security Solutions	8,421	230,988
L3Harris Technologies	3,750	708,825
Lockheed Martin	4,642	1,647,817
†Mercury Systems	2,137	188,184
Moog Class A	2,078	164,785
National Presto Industries	715	63,227
Northrop Grumman	3,797	1,157,022
Park Aerospace	1,422	19,069
Raytheon Technologies	21,339	1,525,952
Spirit AeroSystems Holdings Class A	4,503	176,022
†Teledyne Technologies	883	346,118
Textron	12,389	598,760
†TransDigm Group	1,144	707,964
†Vectrus	700	34,804
		12,802,383
Air Freight & Logistics–0.79%
†Air Transport Services Group	6,027	188,886
†Atlas Air Worldwide Holdings	2,617	142,731
CH Robinson Worldwide	6,781	636,532
†Echo Global Logistics	3,477	93,253
Expeditors International of Washington	6,016	572,182
FedEx	6,059	1,573,038
Forward Air	2,651	203,703
†Hub Group Class A	3,204	182,628
†Radiant Logistics	4,220	24,476
United Parcel Service Class B	12,787	2,153,331
†XPO Logistics	6,749	804,481
		6,575,241
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines–0.42%
†Alaska Air Group	7,357	$ 382,564
†Allegiant Travel	1,389	262,854
†American Airlines Group	14,699	231,803
†Copa Holdings Class A	1,782	137,624
†Delta Air Lines	11,184	449,709
†Hawaiian Holdings	4,649	82,287
†JetBlue Airways	19,783	287,645
†Mesa Air Group	2,354	15,748
†SkyWest	4,055	163,457
†Southwest Airlines	14,695	684,934
†Spirit Airlines	5,476	133,888
†United Airlines Holdings	14,459	625,352
		3,457,865
Auto Components–0.76%
†Adient	6,791	236,123
†American Axle & Manufacturing Holdings	11,006	91,790
†Aptiv	8,524	1,110,592
†Autoliv	5,998	552,416
BorgWarner	16,023	619,129
Cooper Tire & Rubber	5,069	205,294
†Cooper-Standard Holdings	1,627	56,408
†Dana	10,858	211,948
†Dorman Products	2,616	227,121
†Fox Factory Holding	3,434	363,008
Gentex	17,716	601,104
†Gentherm	2,907	189,595
†Goodyear Tire & Rubber	17,640	192,452
†Horizon Global	1,513	12,997
LCI Industries	2,232	289,446
Lear	4,260	677,468
†Modine Manufacturing	5,332	66,970
†Motorcar Parts of America	2,958	58,036
Standard Motor Products	2,098	84,885
†Stoneridge	2,512	75,938
†Superior Industries International	1,457	5,959
†Tenneco Class A	5,209	55,215
†Veoneer	3,982	84,817
†Visteon	1,837	230,580
		6,299,291
Automobiles–0.71%
Ford Motor	154,408	1,357,246
†General Motors	35,205	1,465,936
Harley-Davidson	12,826	470,714
†Tesla	2,995	2,113,482
Thor Industries	3,525	327,790
Winnebago Industries	3,018	180,899
		5,916,067
Banks–5.41%
1st Source	2,469	99,501
LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
ACNB	300	$ 7,500
Allegiance Bancshares	1,602	54,676
Altabancorp	1,404	39,200
American National Bankshares	691	18,111
Ameris Bancorp	6,384	243,039
Ames National	508	12,202
Arrow Financial	1,206	36,071
Associated Banc-Corp	12,750	217,387
†Atlantic Capital Bancshares	2,130	33,910
Atlantic Union Bankshares	6,253	205,974
†Axos Financial	6,313	236,927
Banc of California	5,022	73,874
BancFirst	2,354	138,180
†Bancorp	7,833	106,920
BancorpSouth Bank	7,866	215,843
Bank of America	108,211	3,279,875
Bank of Hawaii	2,642	202,430
Bank of Marin Bancorp	1,102	37,843
Bank of NT Butterfield & Son	5,367	167,236
Bank OZK	9,438	295,126
BankFinancial	1,093	9,597
BankUnited	7,451	259,146
Bankwell Financial Group	404	7,898
Banner	3,677	171,311
Bar Harbor Bankshares	748	16,897
†BayCom	1,762	26,730
Berkshire Hills Bancorp	4,384	75,054
BOK Financial	3,149	215,644
Boston Private Financial Holdings	7,358	62,175
Bridge Bancorp	1,729	41,807
Brookline Bancorp	8,396	101,088
Bryn Mawr Bank	1,979	60,548
Business First Bancshares	727	14,802
Byline Bancorp	1,200	18,540
C&F Financial	247	9,166
Cadence BanCorp	11,022	180,981
Cambridge Bancorp	195	13,601
Camden National	1,773	63,438
Capital City Bank Group	1,029	25,293
Capstar Financial Holdings	789	11,638
Cathay General Bancorp	6,239	200,833
CBTX	1,491	38,035
Central Pacific Financial	1,797	34,161
Central Valley Community Bancorp	650	9,679
Century Bancorp Class A	314	24,291
CIT Group	5,667	203,445
Citigroup	28,336	1,747,198
Citizens & Northern	830	16,467
Citizens Financial Group	16,461	588,645
City Holding	1,356	94,310
Civista Bancshares	1,887	33,079
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
CNB Financial	1,363	$ 29,018
Codorus Valley Bancorp	389	6,597
Columbia Banking System	5,750	206,425
Comerica	5,568	311,028
Commerce Bancshares	6,409	421,071
Community Bank System	4,121	256,780
Community Trust Bancorp	1,576	58,391
ConnectOne Bancorp	3,369	66,673
Cullen/Frost Bankers	4,209	367,151
†Customers Bancorp	2,725	49,541
CVB Financial	11,809	230,275
Dime Community Bancshares	2,608	41,128
Eagle Bancorp	3,149	130,054
East West Bancorp	8,263	419,017
Enterprise Bancorp	505	12,903
Enterprise Financial Services	1,930	67,453
†Equity Bancshares Class A	1,411	30,463
Farmers & Merchants Bancorp	621	14,283
Farmers National Banc	1,405	18,644
FB Financial	4,537	157,570
Fifth Third Bancorp	19,989	551,097
Financial Institutions	1,236	27,810
First Bancorp	400	10,160
First Bancorp (North Carolina)	2,835	95,908
First BanCorp (Puerto Rico)	19,680	181,450
First Bancshares	606	18,713
First Bank	702	6,585
First Busey	4,895	105,487
First Business Financial Services	400	7,364
First Choice Bancorp	500	9,245
First Citizens BancShares Class A	620	356,047
First Commonwealth Financial	7,586	82,991
First Community Bancshares	1,806	38,973
First Financial	910	35,354
First Financial Bancorp	7,502	131,510
First Financial Bankshares	6,396	231,375
First Foundation	4,144	82,880
First Hawaiian	10,112	238,441
First Horizon National	32,870	419,421
First Internet Bancorp	281	8,076
First Interstate BancSystem Class A	2,923	119,171
First Merchants	4,769	178,408
First Mid Bancshares	782	26,322
First Midwest Bancorp	7,574	120,578
First of Long Island	2,890	51,586
First Republic Bank	5,159	758,012

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Flushing Financial	2,575	$ 42,848
FNB	24,438	232,161
Fulton Financial	12,286	156,278
German American Bancorp	3,101	102,612
Glacier Bancorp	6,201	285,308
Great Southern Bancorp	1,288	62,983
Great Western Bancorp	5,711	119,360
Guaranty Bancshares	897	26,865
Hancock Whitney	7,049	239,807
Hanmi Financial	4,326	49,057
†Harborone Bancorp	3,449	37,456
Heartland Financial USA	2,936	118,526
Heritage Commerce	4,676	41,476
Heritage Financial	3,644	85,233
Hilltop Holdings	4,920	135,349
Home BancShares	12,920	251,682
HomeTrust Bancshares	2,018	38,968
Hope Bancorp	13,189	143,892
Horizon Bancorp	5,140	81,520
†Howard Bancorp	745	8,798
Huntington Bancshares	46,128	582,597
Independent Bank	5,977	258,007
Independent Bank Group	3,633	227,135
International Bancshares	5,132	192,142
Investar Holding	619	10,238
Investors Bancorp	21,482	226,850
JPMorgan Chase & Co.	53,837	6,841,068
KeyCorp	28,298	464,370
Lakeland Bancorp	5,067	64,351
Lakeland Financial	2,086	111,768
Live Oak Bancshares	3,910	185,569
M&T Bank	4,926	627,080
Macatawa Bank	1,713	14,338
Mercantile Bank	1,549	42,086
†Metropolitan Bank Holding	1,000	36,270
Midland States Bancorp	2,021	36,115
MidWestOne Financial Group	1,275	31,238
National Bank Holdings Class A	3,659	119,869
National Bankshares	222	6,951
NBT Bancorp	4,298	137,966
†Nicolet Bankshares	736	48,834
Northrim BanCorp	322	10,932
OceanFirst Financial	5,087	94,771
OFG Bancorp	5,685	105,400
Old National Bancorp	11,890	196,898
Old Second Bancorp	1,033	10,433
Origin Bancorp	1,422	39,489
Orrstown Financial Services	503	8,325
Pacific Premier Bancorp	8,145	255,183
PacWest Bancorp	6,636	168,554
Park National	1,191	125,067
Parke Bancorp	739	11,528
PCB Bancorp	642	6,491
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Peapack Gladstone Financial	2,178	$ 49,571
Peoples Bancorp	1,703	46,134
Peoples Financial Services	412	15,145
People's United Financial	28,955	374,388
Pinnacle Financial Partners	3,905	251,482
PNC Financial Services Group	5,960	888,040
Popular	5,265	296,525
Preferred Bank	1,329	67,075
Premier Financial Bancorp	1,000	13,290
Prosperity Bancshares	6,400	443,904
QCR Holdings	1,366	54,080
RBB Bancorp	1,258	19,348
Regions Financial	28,460	458,775
Renasant	5,685	191,471
Republic Bancorp Class A	1,808	65,215
†Republic First Bancorp	4,711	13,426
S&T Bancorp	3,057	75,936
Sandy Spring Bancorp	3,595	115,723
†Seacoast Banking Corp. of Florida	3,281	96,625
ServisFirst Bancshares	4,421	178,122
Sierra Bancorp	1,304	31,192
Signature Bank	3,463	468,509
Simmons First National Class A	7,200	155,448
SmartFinancial	542	9,832
South State	5,442	393,457
†Southern First Bancshares	419	14,812
Southern National Bancorp of Virginia	1,601	19,388
Southside Bancshares	3,308	102,647
Spirit of Texas Bancshares	600	10,080
Sterling Bancorp	12,947	232,787
Stock Yards Bancorp	2,447	99,055
Summit Financial Group	450	9,936
†SVB Financial Group	2,656	1,030,076
Synovus Financial	9,521	308,195
TCF Financial	10,995	407,035
†Texas Capital Bancshares	2,530	150,535
Tompkins Financial	1,412	99,687
Towne Bank	6,514	152,949
TriCo Bancshares	2,820	99,490
†TriState Capital Holdings	3,275	56,985
†Triumph Bancorp	2,365	114,821
Truist Financial	19,190	919,777
Trustmark	5,255	143,514
UMB Financial	3,731	257,402
Umpqua Holdings	16,206	245,359
United Bankshares	8,773	284,245
United Community Banks	8,036	228,544
Univest Financial	2,727	56,122
US Bancorp	26,453	1,232,445
Valley National Bancorp	26,937	262,636

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Washington Trust Bancorp	1,505	$ 67,424
Webster Financial	4,326	182,341
Wells Fargo & Co.	54,748	1,652,295
WesBanco	5,072	151,957
West Bancorporation	758	14,629
Westamerica Bancorporation	2,367	130,871
Western Alliance Bancorp	5,374	322,171
Wintrust Financial	2,899	177,100
Zions Bancorp	8,866	385,139
		44,838,005
Beverages–1.47%
†Boston Beer Class A	569	565,751
Brown-Forman Class A	1,678	123,283
Brown-Forman Class B	6,760	536,947
Coca-Cola	80,530	4,416,265
Coca-Cola Consolidated	632	168,283
Constellation Brands Class A	3,033	664,379
Keurig Dr Pepper	6,902	220,864
MGP Ingredients	1,309	61,601
†Molson Coors Beverage Class B	8,465	382,533
†Monster Beverage	4,879	451,210
National Beverage	2,012	170,819
PepsiCo	29,654	4,397,688
		12,159,623
Biotechnology–2.24%
AbbVie	24,458	2,620,675
†ACADIA Pharmaceuticals	2,258	120,713
†Acceleron Pharma	815	104,271
†Adverum Biotechnologies	5,792	62,785
†Agios Pharmaceuticals	1,115	48,313
†Akebia Therapeutics	7,580	21,224
†Albireo Pharma	900	33,759
†Alexion Pharmaceuticals	5,370	839,009
†Alkermes	7,678	153,176
†Alnylam Pharmaceuticals	1,006	130,750
Amgen	14,170	3,257,966
†AnaptysBio	1,298	27,907
†Anika Therapeutics	1,049	47,478
†Arcus Biosciences	1,272	33,021
†Ardelyx	2,308	14,933
†Arena Pharmaceuticals	2,941	225,957
†Arrowhead Pharmaceuticals	1,584	121,540
†Assembly Biosciences	1,150	6,958
†Atara Biotherapeutics	2,169	42,577
†Biogen	4,742	1,161,126
†BioMarin Pharmaceutical	2,850	249,916
†Bluebird Bio	2,545	110,122
†Catalyst Pharmaceuticals	2,500	8,350
†ChemoCentryx	443	27,431
†Chimerix	1,691	8,168
†Concert Pharmaceuticals	1,683	21,273
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
=†πContra Aduro Biotech	227	$ 2
†CRISPR Therapeutics	1,463	224,000
†CytomX Therapeutics	2,639	17,285
†Denali Therapeutics	5,935	497,116
†Eagle Pharmaceuticals	867	40,376
†Emergent BioSolutions	3,148	282,061
†Enanta Pharmaceuticals	1,564	65,844
†Enochian Biosciences	1,600	4,720
†Epizyme	2,880	31,277
†Exact Sciences	2,539	336,392
†Exelixis	16,596	333,082
†FibroGen	797	29,561
†Five Prime Therapeutics	2,937	49,958
†G1 Therapeutics	1,617	29,090
Gilead Sciences	34,986	2,038,284
†Global Blood Therapeutics	1,964	85,061
†GlycoMimetics	2,474	9,302
†Heron Therapeutics	3,806	80,554
†Incyte	2,494	216,928
†Intellia Therapeutics	3,705	201,552
†Ionis Pharmaceuticals	3,180	179,797
†Ironwood Pharmaceuticals	10,828	123,331
†Jounce Therapeutics	728	5,096
†KalVista Pharmaceuticals	1,364	25,902
†Kindred Biosciences	3,141	13,538
†Krystal Biotech	200	12,000
†Kura Oncology	2,842	92,820
†Ligand Pharmaceuticals	1,432	142,412
†Lineage Cell Therapeutics	4,300	7,568
†Lumos Pharma	21	750
†MacroGenics	4,540	103,784
†Madrigal Pharmaceuticals	698	77,597
†Minerva Neurosciences	4,500	10,530
†Moderna	2,303	240,594
†Molecular Templates	2,529	23,747
†Myriad Genetics	6,104	120,707
†Neurocrine Biosciences	1,259	120,675
†Novavax	1,241	138,384
†ObsEva	800	1,664
†OPKO Health	44,007	173,828
†PDL BioPharma	12,718	31,477
=†πProgenic Pharmaceuticals	8,600	367
†Protagonist Therapeutics	3,512	70,802
†Prothena	4,550	54,645
†Regeneron Pharmaceuticals	1,001	483,593
†REGENXBIO	2,597	117,800
†Rhythm Pharmaceuticals	1,655	49,203
†Rocket Pharmaceuticals	1,401	76,831
†Sage Therapeutics	470	40,660
†Sangamo Therapeutics	8,751	136,559
†Sarepta Therapeutics	895	152,589
†Seagen	1,248	218,575
†Spectrum Pharmaceuticals	5,260	17,937
†Syros Pharmaceuticals	300	3,255

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Travere Therapeutics	4,074	$ 111,037
†Ultragenyx Pharmaceutical	1,378	190,757
†United Therapeutics	3,040	461,442
†Vanda Pharmaceuticals	3,572	46,936
†Verastem	6,841	14,571
†Vertex Pharmaceuticals	1,691	399,651
†Xencor	3,816	166,492
		18,531,746
Building Products–1.20%
AAON	3,577	238,335
Advanced Drainage Systems	4,887	408,455
Allegion	3,804	442,709
†American Woodmark	1,539	144,435
AO Smith	8,201	449,579
Apogee Enterprises	2,507	79,422
†Armstrong Flooring	1,730	6,609
Armstrong World Industries	3,181	236,635
†Builders FirstSource	9,613	392,307
Carrier Global	22,710	856,621
†Cornerstone Building Brands	5,674	52,655
CSW Industrials	1,444	161,598
Fortune Brands Home & Security	9,579	821,112
†Gibraltar Industries	2,829	203,518
Griffon	3,933	80,155
Insteel Industries	1,555	34,630
†JELD-WEN Holding	8,808	223,371
Johnson Controls International	20,437	952,160
Lennox International	1,410	386,298
Masco	5,588	306,949
†Masonite International	2,426	238,573
Owens Corning	5,731	434,181
Patrick Industries	2,395	163,698
†PGT Innovations	5,854	119,070
Quanex Building Products	4,826	106,992
†Resideo Technologies	9,867	209,772
Simpson Manufacturing	2,689	251,287
Trane Technologies	7,797	1,131,812
†Trex	6,500	544,180
UFP Industries	4,937	274,250
		9,951,368
Capital Markets–3.26%
Affiliated Managers Group	3,718	378,121
Ameriprise Financial	6,755	1,312,699
Ares Management Class A	1,769	83,231
Artisan Partners Asset Management Class A	3,849	193,759
Bank of New York Mellon	30,804	1,307,322
BGC Partners Class A	26,990	107,960
BlackRock	2,111	1,523,171
Blackstone Group Class A	5,556	360,084
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†Blucora	3,219	$ 51,214
Brightsphere Investment Group	6,971	134,401
Cboe Global Markets	2,979	277,404
Charles Schwab	28,986	1,537,417
CME Group	3,781	688,331
Cohen & Steers	3,132	232,708
Cowen Class A	1,499	38,959
Diamond Hill Investment Group	308	45,975
†Donnelley Financial Solutions	3,917	66,471
Eaton Vance	8,190	556,347
Evercore Class A	3,008	329,797
FactSet Research Systems	1,445	480,463
Federated Hermes	9,305	268,821
Franklin Resources	20,637	515,719
GAMCO Investors Class A	694	12,312
Goldman Sachs Group	4,799	1,265,544
Greenhill & Co.	1,658	20,128
Hamilton Lane Class A	1,683	131,358
Houlihan Lokey	2,512	168,882
Interactive Brokers Group Class A	4,760	289,979
Intercontinental Exchange	8,980	1,035,304
Invesco	17,695	308,424
Janus Henderson Group	10,713	348,280
KKR & Co Class A	12,309	498,391
Lazard Class A	8,039	340,050
LPL Financial Holdings	6,025	627,925
MarketAxess Holdings	1,026	585,395
Moelis & Co. Class A	3,614	168,991
Moody's	2,960	859,110
Morgan Stanley	34,822	2,386,352
Morningstar	2,699	625,007
MSCI	1,759	785,446
Nasdaq	4,429	587,905
Northern Trust	8,457	787,685
Oppenheimer Holdings Class A	765	24,044
Piper Sandler	1,763	177,887
PJT Partners Class A	816	61,404
Raymond James Financial	6,564	627,978
S&P Global	1,933	635,435
†Safeguard Scientifics	1,565	9,985
SEI Investments	9,150	525,850
State Street	9,159	666,592
Stifel Financial	6,789	342,573
†Stonex Group	1,244	72,028
T. Rowe Price Group	6,836	1,034,902
Virtu Financial Class A	5,162	129,928
Virtus Investment Partners	748	162,316
Waddell & Reed Financial Class A	7,035	179,181

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†Westwood Holdings Group	439	$ 6,366
WisdomTree Investments	12,310	65,859
		27,045,170
Chemicals–2.60%
†AdvanSix	2,562	51,214
†AgroFresh Solutions	1,708	3,877
Air Products & Chemicals	2,930	800,535
Albemarle	5,838	861,222
American Vanguard	2,114	32,809
Ashland Global Holdings	3,930	311,256
Avient	6,532	263,109
†Axalta Coating Systems	15,781	450,548
Balchem	1,569	180,780
Cabot	4,349	195,183
Celanese	5,068	658,536
CF Industries Holdings	9,294	359,771
Chase	890	89,899
Chemours	12,226	303,083
Corteva	21,691	839,876
Dow	24,276	1,347,318
DuPont de Nemours	10,530	748,788
Eastman Chemical	6,499	651,720
Ecolab	3,570	772,405
Element Solutions	18,605	329,867
†Ferro	7,033	102,893
†Flotek Industries	3,167	6,682
FMC	4,935	567,180
FutureFuel	4,158	52,807
†GCP Applied Technologies	5,882	139,109
Hawkins	885	46,294
HB Fuller	4,149	215,250
Huntsman	16,427	412,975
†Ingevity	2,010	152,217
Innospec	2,058	186,722
International Flavors & Fragrances	2,804	305,187
†Intrepid Potash	1,283	30,984
†Koppers Holdings	1,060	33,030
†Kraton	2,937	81,619
Kronos Worldwide	7,704	114,867
†Linde	6,241	1,644,566
†Livent	7,469	140,716
†LSB Industries	2,413	8,180
LyondellBasell Industries Class A	17,181	1,574,811
Minerals Technologies	3,483	216,364
Mosaic	14,831	341,261
NewMarket	666	265,261
Olin	12,382	304,102
PPG Industries	8,888	1,281,827
PQ Group Holdings	2,313	32,983
†Rayonier Advanced Materials	7,464	48,665
RPM International	6,108	554,484
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Scotts Miracle-Gro	3,385	$ 674,089
Sensient Technologies	3,215	237,171
Sherwin-Williams	1,796	1,319,898
Stepan	1,624	193,776
†Trecora Resources	817	5,711
Tredegar	3,415	57,031
Trinseo	3,760	192,550
†Tronox Holdings Class A	7,716	112,808
Valvoline	8,731	202,035
†Venator Materials	3,553	11,760
W R Grace & Co.	3,442	188,690
Westlake Chemical	3,165	258,264
		21,566,615
Commercial Services & Supplies–1.07%
ABM Industries	6,213	235,100
ACCO Brands	7,956	67,228
ADT	16,250	127,562
ARC Document Solutions	3,148	4,659
Brady Class A	2,770	146,311
†BrightView Holdings	3,756	56,791
Brink's	2,774	199,728
†Casella Waste Systems Class A	3,125	193,594
†CECO Environmental	1,187	8,262
†Cimpress	1,315	115,378
Cintas	2,334	824,976
†Civeo	630	8,757
†Clean Harbors	4,340	330,274
†Copart	5,336	679,006
Covanta Holding	11,966	157,114
Deluxe	3,259	95,163
Ennis	3,933	70,204
†Harsco	8,374	150,565
Healthcare Services Group	4,016	112,850
†Heritage-Crystal Clean	2,134	44,963
Herman Miller	5,536	187,117
HNI	3,300	113,718
†IAA	4,783	310,799
Interface	5,671	59,545
†KAR Auction Services	9,508	176,944
Kimball International Class B	3,544	42,351
Knoll	4,930	72,372
Matthews International Class A	3,479	102,283
McGrath RentCorp	2,409	161,644
MSA Safety	2,600	388,414
NL Industries	2,090	9,990
†PICO Holdings	1,481	13,847
Pitney Bowes	13,105	80,727
Quad/Graphics	4,623	17,660
Republic Services	6,731	648,195
Rollins	8,554	334,205

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†RR Donnelley & Sons	1,900	$ 4,294
†SP Plus	1,793	51,692
Steelcase Class A	9,268	125,581
†Stericycle	4,904	339,994
†Team	1,744	19,010
Tetra Tech	2,930	339,235
UniFirst	1,034	218,887
†US Ecology	1,884	68,446
†Viad	2,218	80,225
VSE	1,374	52,885
Waste Management	10,092	1,190,150
		8,838,695
Communications Equipment–1.09%
†Acacia Communications	2,090	152,486
ADTRAN	4,319	63,792
†Applied Optoelectronics	1,210	10,297
†Arista Networks	2,647	769,139
†CalAmp	3,203	31,774
†Calix	2,250	66,960
†Casa Systems	3,998	24,668
†Ciena	8,129	429,618
Cisco Systems	99,544	4,454,594
†CommScope Holding	9,089	121,792
Comtech Telecommunications	2,049	42,394
†Digi International	1,498	28,312
†EchoStar Class A	4,341	91,986
†F5 Networks	2,769	487,178
†Harmonic	6,256	46,232
†Infinera	10,268	107,609
InterDigital	2,062	125,122
Juniper Networks	15,147	340,959
†Lumentum Holdings	3,600	341,280
Motorola Solutions	3,286	558,817
†NETGEAR	2,066	83,941
†NetScout Systems	6,765	185,496
†Palo Alto Networks	328	116,568
†Ribbon Communications	9,487	62,235
Ubiquiti	253	70,463
†ViaSat	2,404	78,490
†Viavi Solutions	10,641	159,349
		9,051,551
Construction & Engineering–0.58%
†AECOM	8,827	439,408
†Aegion	3,333	63,294
†Ameresco Class A	3,022	157,869
Arcosa	2,983	163,856
Argan	1,657	73,720
Comfort Systems USA	3,560	187,470
†Construction Partners Class A	2,150	62,586
†Dycom Industries	2,773	209,417
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
EMCOR Group	3,811	$ 348,554
†Fluor	7,505	119,855
Granite Construction	3,849	102,807
†Great Lakes Dredge & Dock	6,015	79,218
†IES Holdings	1,179	54,281
Jacobs Engineering Group	4,966	541,095
†MasTec	5,994	408,671
†MYR Group	1,677	100,788
†Northwest Pipe	539	15,254
†NV5 Global	1,036	81,616
Primoris Services	5,392	148,873
Quanta Services	9,220	664,024
†Sterling Construction	2,101	39,100
†Tutor Perini	6,372	82,517
Valmont Industries	1,274	222,861
†WillScot Mobile Mini Holdings	18,677	432,746
		4,799,880
Construction Materials–0.19%
†Eagle Materials	2,323	235,436
†Forterra	1,614	27,753
Martin Marietta Materials	1,823	517,677
†Summit Materials Class A	9,322	187,186
Tecnoglass	1,700	11,747
†U.S. Concrete	1,522	60,834
United States Lime & Minerals	277	31,578
Vulcan Materials	3,325	493,131
		1,565,342
Consumer Finance–1.07%
Ally Financial	17,261	615,527
American Express	16,504	1,995,499
Capital One Financial	8,871	876,898
†Credit Acceptance	1,348	466,597
Curo Group Holdings	1,445	20,707
Discover Financial Services	11,006	996,373
†Encore Capital Group	3,155	122,887
†Enova International	5,173	128,135
†EZCORP Class A	4,961	23,763
FirstCash	2,903	203,326
†Green Dot Class A	3,291	183,638
†LendingClub	7,603	80,288
†LendingTree	502	137,443
Navient	19,693	193,385
Nelnet Class A	2,278	162,285
OneMain Holdings	8,941	430,599
†PRA Group	4,508	178,787
PROG Holdings	4,619	248,826
Regional Management	567	16,931
†Santander Consumer USA Holdings	18,724	412,302
SLM	27,460	340,229

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
Synchrony Financial	28,184	$ 978,267
†World Acceptance	929	94,962
		8,907,654
Containers & Packaging–0.93%
Amcor	38,673	455,181
AptarGroup	4,565	624,903
Avery Dennison	4,167	646,343
Ball	8,593	800,696
†Berry Global Group	10,390	583,814
†Crown Holdings	7,419	743,384
Graphic Packaging Holding	25,771	436,561
Greif Class A	2,348	110,074
Greif Class B	709	34,301
International Paper	16,005	795,769
Myers Industries	4,079	84,762
†O-I Glass	10,597	126,104
Packaging Corp. of America	4,433	611,355
Sealed Air	5,125	234,674
Silgan Holdings	8,348	309,544
Sonoco Products	7,114	421,505
†UFP Technologies	419	19,525
WestRock	14,608	635,886
		7,674,381
Distributors–0.22%
Core-Mark Holding	3,924	115,248
†Funko Class A	1,250	12,975
Genuine Parts	4,825	484,575
†LKQ	18,690	658,635
Pool	1,456	542,360
Weyco Group	507	8,031
		1,821,824
Diversified Consumer Services–0.38%
†Adtalem Global Education	3,961	134,476
†American Public Education	2,036	62,057
†Bright Horizons Family Solutions	2,682	463,959
Carriage Services	1,652	51,741
†Chegg	2,227	201,165
Collectors Universe	466	35,136
†frontdoor	3,903	195,970
Graham Holdings Class B	279	148,813
†Grand Canyon Education	3,013	280,540
H&R Block	9,686	153,620
†Houghton Mifflin Harcourt	13,987	46,577
†Laureate Education Class A	6,158	89,660
†Perdoceo Education	6,090	76,917
†Regis	4,078	37,477
†Select Interior Concepts Class A	2,001	14,307
Service Corp. International	10,544	517,710
Strategic Education	1,317	125,550
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Stride	2,788	$ 59,189
†Terminix Global Holdings	7,031	358,651
†WW International	1,972	48,117
†Zovio	2,198	10,419
		3,112,051
Diversified Financial Services–0.89%
†Berkshire Hathaway Class B	25,044	5,806,952
†Cannae Holdings	8,010	354,603
Equitable Holdings	16,496	422,133
Jefferies Financial Group	15,232	374,707
Marlin Business Services	729	8,923
Voya Financial	6,997	411,493
		7,378,811
Diversified Telecommunication Services–1.47%
†Anterix	1,166	43,841
AT&T	142,022	4,084,553
ATN International	1,618	67,568
CenturyLink	78,250	762,937
†Cincinnati Bell	2,697	41,210
Cogent Communications Holdings	2,631	157,518
†Consolidated Communications Holdings	6,890	33,692
†IDT Class B	1,774	21,927
†Iridium Communications	7,987	314,089
†Liberty Latin America Class A	2,617	29,127
†Liberty Latin America Class C	12,855	142,562
†ORBCOMM	4,983	36,974
Verizon Communications	107,103	6,292,301
†Vonage Holdings	10,011	128,892
		12,157,191
Electric Utilities–0.88%
ALLETE	2,509	155,407
Alliant Energy	5,343	275,325
American Electric Power	3,298	274,624
Avangrid	1,617	73,493
Duke Energy	5,298	485,085
Edison International	7,419	466,062
Entergy	3,777	377,096
Evergy	5,103	283,267
Eversource Energy	2,987	258,405
Exelon	8,086	341,391
FirstEnergy	10,192	311,977
Hawaiian Electric Industries	4,111	145,488
IDACORP	1,690	162,291
MGE Energy	1,792	125,494
NextEra Energy	12,616	973,324
NRG Energy	15,841	594,830
OGE Energy	5,679	180,933

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Otter Tail	2,726	$ 116,155
†PG&E	4,692	58,462
Pinnacle West Capital	2,967	237,212
PNM Resources	4,259	206,689
Portland General Electric	3,574	152,860
PPL	13,594	383,351
Southern	6,267	384,982
Xcel Energy	3,561	237,412
		7,261,615
Electrical Equipment–1.02%
Acuity Brands	2,710	328,154
Allied Motion Technologies	758	38,734
AMETEK	6,525	789,133
†Atkore International Group	3,256	133,854
AZZ	2,373	112,575
Eaton	7,536	905,375
Emerson Electric	12,443	1,000,044
Encore Wire	2,296	139,069
EnerSys	2,817	233,980
†Generac Holdings	4,872	1,107,942
GrafTech International	10,007	106,675
Hubbell	3,699	579,966
LSI Industries	457	3,912
nVent Electric	9,432	219,671
Powell Industries	1,009	29,755
Preformed Line Products	449	30,730
Regal Beloit	3,411	418,905
Rockwell Automation	3,377	846,985
†Sensata Technologies Holding	9,747	514,057
†Sunrun	9,740	675,761
†Thermon Group Holdings	3,338	52,173
†TPI Composites	2,494	131,633
†Vicor	894	82,445
		8,481,528
Electronic Equipment, Instruments & Components–1.61%
Amphenol Class A	4,850	634,234
†Arlo Technologies	5,053	39,363
†Arrow Electronics	5,400	525,420
Avnet	6,028	211,643
Badger Meter	2,342	220,289
Bel Fuse Class B	886	13,317
Belden	3,941	165,128
Benchmark Electronics	3,326	89,835
CDW	4,971	655,128
Cognex	3,912	314,075
†Coherent	1,139	170,873
Corning	23,725	854,100
CTS	2,254	77,380
†Daktronics	2,615	12,238
Dolby Laboratories Class A	2,941	285,659
†ePlus	1,064	93,579
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Fabrinet	2,893	$ 224,468
†FARO Technologies	1,500	105,945
†Fitbit Class A	21,605	146,914
†Flex	37,460	673,531
FLIR Systems	6,615	289,935
†II-VI	466	35,397
†Insight Enterprises	3,069	233,520
†IPG Photonics	2,199	492,114
†Itron	2,486	238,407
Jabil	12,991	552,507
†Keysight Technologies	6,786	896,363
†Kimball Electronics	2,876	45,987
†Knowles	8,883	163,714
Littelfuse	1,254	319,344
Methode Electronics	3,230	123,644
†MTS Systems	2,104	122,369
National Instruments	6,508	285,962
†Novanta	1,666	196,955
†OSI Systems	1,634	152,321
PC Connection	2,418	114,347
†Plexus	2,007	156,967
†Rogers	1,055	163,831
†Sanmina	6,838	218,064
†ScanSource	2,416	63,734
†SYNNEX	3,860	314,358
TE Connectivity	8,177	989,989
†Trimble	8,188	546,713
†TTM Technologies	9,483	130,818
Vishay Intertechnology	8,859	183,470
†Vishay Precision Group	600	18,888
†Vontier	3,324	111,022
†Zebra Technologies Class A	1,714	658,742
		13,332,601
Energy Equipment & Services–0.44%
Archrock	12,683	109,835
Baker Hughes	16,384	341,606
†Bristow Group	446	11,739
Cactus Class A	2,654	69,190
†ChampionX	8,993	137,593
Core Laboratories	2,200	58,322
†DMC Global	1,628	70,411
†Dril-Quip	2,977	88,179
†Exterran	3,133	13,848
†Forum Energy Technologies	380	4,522
†Frank's International	21,445	58,759
†Geospace Technologies	1,182	10,118
Halliburton	30,918	584,350
†Helix Energy Solutions Group	17,552	73,718
Helmerich & Payne	5,797	134,259
†Independence Contract Drilling	97	285
†KLX Energy Services Holdings	492	3,178

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Liberty Oilfield Services Class A	5,858	$ 60,396
†Mammoth Energy Services	2,622	11,668
†Matrix Service	2,351	25,908
†Nabors Industries	576	33,541
†Natural Gas Services Group	679	6,437
†Newpark Resources	12,475	23,952
†NexTier Oilfield Solutions	22,622	77,820
†Nine Energy Service	1,065	2,897
†Oceaneering International	8,932	71,009
†Oil States International	5,610	28,162
Patterson-UTI Energy	14,628	76,943
†ProPetro Holding	8,008	59,179
†RPC	7,313	23,036
Schlumberger	41,563	907,320
†SEACOR Holdings	2,396	99,314
†SEACOR Marine Holdings	1,843	4,995
†Select Energy Services Class A	9,056	37,130
Solaris Oilfield Infrastructure Class A	2,100	17,094
TechnipFMC	17,349	163,081
†TETRA Technologies	6,409	5,521
†Tidewater	3,355	28,987
†Transocean	21,123	48,794
†U.S. Silica Holdings	8,053	56,532
		3,639,628
Entertainment–0.88%
Activision Blizzard	8,780	815,223
†Cinemark Holdings	8,197	142,710
Electronic Arts	3,076	441,714
†Glu Mobile	4,125	37,166
†IMAX	5,889	106,120
†Lions Gate Entertainment Class A	6,284	71,449
†Lions Gate Entertainment Class B	9,423	97,811
†Live Nation Entertainment	1,611	118,376
†Madison Square Garden Entertainment	1,022	107,351
†Marcus	2,001	26,973
†Netflix	1,883	1,018,195
†Reading International Class A	1,404	7,048
†Roku	544	180,619
†Take-Two Interactive Software	2,462	511,579
†Walt Disney	16,809	3,045,455
World Wrestling Entertainment Class A	2,951	141,795
†Zynga Class A	41,823	412,793
		7,282,377
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–1.28%
Andersons	2,422	$ 59,363
†BJ's Wholesale Club Holdings	5,171	192,775
Casey's General Stores	2,858	510,496
†Chefs' Warehouse	2,797	71,855
Costco Wholesale	4,704	1,772,373
Ingles Markets Class A	1,907	81,353
Kroger	42,500	1,349,800
Natural Grocers by Vitamin Cottage	2,445	33,594
†Performance Food Group	8,173	389,117
PriceSmart	2,449	223,079
†Rite Aid	1,528	24,188
SpartanNash	3,365	58,585
†Sprouts Farmers Market	9,046	181,825
Sysco	16,326	1,212,369
†U.S. Foods Holding	10,600	353,086
†United Natural Foods	3,773	60,255
Village Super Market Class A	880	19,413
Walgreens Boots Alliance	22,029	878,516
Walmart	20,910	3,014,176
Weis Markets	2,988	142,856
		10,629,074
Food Products–1.66%
Alico	310	9,616
Archer-Daniels-Midland	15,834	798,192
B&G Foods	4,796	132,993
†Beyond Meat	347	43,375
Bunge	7,479	490,473
Calavo Growers	1,639	113,796
†Cal-Maine Foods	4,014	150,686
Campbell Soup	11,611	561,392
Conagra Brands	17,515	635,094
†Darling Ingredients	12,541	723,365
†Farmer Bros	1,079	5,039
Flowers Foods	13,973	316,209
Fresh Del Monte Produce	4,507	108,483
†Freshpet	682	96,837
General Mills	9,962	585,766
†Hain Celestial Group	6,883	276,352
Hershey	3,913	596,067
Hormel Foods	10,944	510,100
†Hostess Brands	11,047	161,728
Ingredion	4,964	390,518
J & J Snack Foods	1,165	181,006
JM Smucker	3,964	458,238
John B Sanfilippo & Son	872	68,766
Kellogg	10,986	683,659
Kraft Heinz	26,429	916,029
Lamb Weston Holdings	5,830	459,054
Lancaster Colony	2,052	377,014
†Landec	2,083	22,600
†Lifeway Foods	699	3,782
Limoneira	992	16,517

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
McCormick & Co Non-Voting Shares	8,984	$ 858,870
Mondelez International Class A	13,538	791,567
†Pilgrim's Pride	12,586	246,811
†Post Holdings	5,163	521,515
Sanderson Farms	1,711	226,194
Seaboard	55	166,705
†Seneca Foods Class A	364	14,524
†Simply Good Foods	6,162	193,240
Tootsie Roll Industries	1,550	46,035
†TreeHouse Foods	4,349	184,789
Tyson Foods Class A	9,729	626,937
		13,769,933
Gas Utilities–0.20%
Atmos Energy	2,669	254,703
Chesapeake Utilities	1,108	119,897
National Fuel Gas	3,810	156,705
New Jersey Resources	8,206	291,723
Northwest Natural Holding	1,838	84,530
ONE Gas	2,252	172,886
South Jersey Industries	4,505	97,083
Southwest Gas Holdings	1,839	111,719
Spire	2,361	151,198
UGI	5,970	208,711
		1,649,155
Health Care Equipment & Supplies–2.42%
Abbott Laboratories	15,293	1,674,431
†ABIOMED	1,027	332,953
†Accuray	4,267	17,793
†Align Technology	1,720	919,134
†AngioDynamics	3,064	46,971
†AtriCure	393	21,878
Atrion	84	53,948
†Avanos Medical	3,726	170,949
†AxoGen	1,694	30,323
Baxter International	6,106	489,945
Becton Dickinson and Co	2,735	684,352
†Boston Scientific	12,978	466,559
†Cantel Medical	2,139	168,682
†Cardiovascular Systems	1,216	53,212
CONMED	2,022	226,464
Cooper	1,351	490,845
†CryoLife	2,557	60,371
†Cutera	403	9,716
Danaher	6,063	1,346,835
DENTSPLY SIRONA	10,084	527,998
†DexCom	500	184,860
†Edwards Lifesciences	2,988	272,595
†Envista Holdings	9,223	311,092
†Globus Medical Class A	3,851	251,162
†Haemonetics	2,274	270,038
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Heska	416	$ 60,590
Hill-Rom Holdings	4,208	412,258
†Hologic	10,745	782,558
†ICU Medical	892	191,325
†IDEXX Laboratories	2,480	1,239,678
†Inogen	962	42,982
†Insulet	225	57,517
†Integer Holdings	2,023	164,247
†Integra LifeSciences Holdings	4,404	285,908
†Intuitive Surgical	546	446,683
†Invacare	2,243	20,075
†Lantheus Holdings	5,690	76,758
LeMaitre Vascular	1,009	40,865
†LENSAR	965	6,996
†LivaNova	3,030	200,616
†Masimo	1,080	289,850
Medtronic	12,773	1,496,229
†Meridian Bioscience	2,980	55,696
†Merit Medical Systems	3,063	170,027
†Natus Medical	2,866	57,435
†Neogen	1,534	121,646
†Novocure	459	79,425
†NuVasive	2,785	156,879
†OraSure Technologies	3,929	41,588
†Orthofix Medical	1,631	70,100
†Oxford Immunotec Global	1,586	27,699
†Penumbra	250	43,750
†Quidel	1,784	320,496
ResMed	2,939	624,714
†SeaSpine Holdings	660	11,517
STERIS	2,005	380,028
Stryker	2,963	726,054
†Surgalign Holdings	5,064	11,090
†Surmodics	576	25,068
†Tandem Diabetes Care	570	54,538
Teleflex	1,116	459,312
Utah Medical Products	304	25,627
†Varex Imaging	2,809	46,854
†Varian Medical Systems	1,862	325,869
West Pharmaceutical Services	2,048	580,219
Zimmer Biomet Holdings	4,898	754,733
		20,068,605
Health Care Providers & Services–2.88%
†Acadia Healthcare	6,534	328,399
†Addus HomeCare	1,037	121,422
†Amedisys	1,501	440,288
†American Renal Associates Holdings	1,885	21,583
AmerisourceBergen	5,803	567,301
†AMN Healthcare Services	4,312	294,294
Anthem	4,670	1,499,490

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Apollo Medical Holdings	699	$ 12,771
†BioTelemetry	1,654	119,220
†Brookdale Senior Living	18,477	81,853
Cardinal Health	10,655	570,682
†Centene	13,282	797,318
Chemed	857	456,447
Cigna	7,353	1,530,748
†Community Health Systems	5,888	43,748
†CorVel	1,434	152,004
†Covetrus	2,511	72,166
†Cross Country Healthcare	2,183	19,363
CVS Health	26,086	1,781,674
†DaVita	6,324	742,438
Encompass Health	7,712	637,705
Ensign Group	4,466	325,661
†Enzo Biochem	4,475	11,277
†Five Star Senior Living	46	317
†Guardant Health	1,462	188,423
†Hanger	1,874	41,209
HCA Healthcare	1,958	322,013
†Henry Schein	4,163	278,338
Humana	3,159	1,296,043
†Laboratory Corp of America Holdings	3,032	617,164
†LHC Group	1,435	306,114
†Magellan Health	2,574	213,230
McKesson	5,376	934,994
†MEDNAX	6,230	152,884
†Molina Healthcare	3,980	846,466
National HealthCare	1,341	89,056
†National Research	1,656	70,794
Owens & Minor	4,089	110,607
Patterson	8,147	241,396
†Pennant Group	2,233	129,648
†PetIQ	1,642	63,135
Premier Class A	5,444	191,084
†Providence Service	1,393	193,112
Quest Diagnostics	3,956	471,437
†R1 RCM	3,825	91,877
†RadNet	3,391	66,362
†Select Medical Holdings	11,079	306,445
†Surgery Partners	2,617	75,919
†Tenet Healthcare	5,353	213,745
†Triple-S Management Class B	2,892	61,744
†U.S. Physical Therapy	663	79,726
UnitedHealth Group	14,223	4,987,722
†Universal Health Services Class B	4,616	634,700
		23,903,556
Health Care Technology–0.29%
†Allscripts Healthcare Solutions	17,867	258,000
†Castlight Health Class B	4,422	5,749
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
Cerner	11,189	$ 878,113
†Change Healthcare	9,602	179,077
†Computer Programs and Systems	313	8,401
†Evolent Health Class A	8,471	135,790
†HealthStream	2,713	59,252
†HMS Holdings	4,321	158,797
†Inovalon Holdings Class A	2,937	53,365
†NextGen Healthcare	5,227	95,340
†Omnicell	1,955	234,639
†Tabula Rasa HealthCare	747	32,001
†Teladoc Health	660	131,974
†Veeva Systems Class A	505	137,486
		2,367,984
Hotels, Restaurants & Leisure–1.64%
Aramark	11,379	437,864
†Biglari Holdings Class A	5	2,925
†Biglari Holdings Class B	131	14,567
†BJ's Restaurants	2,258	86,910
†Bloomin' Brands	6,385	123,997
†Bluegreen Vacations Holding	1,022	13,828
†Boyd Gaming	3,072	131,850
†Brinker International	2,294	129,772
†Caesars Entertainment	2,213	164,359
†Carnival	16,011	346,798
†Carrols Restaurant Group	3,714	23,324
†Cheesecake Factory	3,771	139,753
†Chipotle Mexican Grill	315	436,814
†Choice Hotels International	2,305	246,013
Churchill Downs	337	65,644
†Chuy's Holdings	1,208	32,000
†Cracker Barrel Old Country Store	1,986	261,993
Darden Restaurants	7,763	924,729
†Dave & Buster's Entertainment	3,378	101,408
†Del Taco Restaurants	2,099	19,017
†Denny's	3,309	48,576
†Dine Brands Global	372	21,576
Domino's Pizza	916	351,249
†El Pollo Loco Holdings	3,403	61,594
†Everi Holdings	1,700	23,477
Extended Stay America	11,099	164,376
†Fiesta Restaurant Group	1,638	18,673
†Hilton Grand Vacations	4,895	153,458
†Hilton Worldwide Holdings	5,980	665,335
†Hyatt Hotels Class A	1,871	138,922
†International Game Technology	8,417	142,584
Jack in the Box	1,505	139,664
†Las Vegas Sands	4,351	259,320
†Lindblad Expeditions Holdings	1,842	31,535

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Marriott International Class A	2,941	$ 387,977
†Marriott Vacations Worldwide	3,030	415,777
McDonald's	4,858	1,042,430
MGM Resorts International	14,466	455,824
Nathan's Famous	298	16,456
†Norwegian Cruise Line Holdings	9,314	236,855
Papa John's International	1,423	120,741
†Penn National Gaming	4,655	402,052
†Planet Fitness Class A	2,912	226,059
†Playa Hotels & Resorts	8,515	50,664
†PlayAGS	1,440	10,368
†Potbelly	1,460	6,424
†Red Lion Hotels	900	3,114
†Red Robin Gourmet Burgers	1,284	24,691
†Red Rock Resorts Class A	5,032	126,001
†Royal Caribbean Cruises	6,475	483,618
†Ruth's Hospitality Group	3,701	65,619
†Scientific Games Class A	4,657	193,219
†SeaWorld Entertainment	6,745	213,074
†Shake Shack Class A	1,683	142,685
†Six Flags Entertainment	1,121	38,226
Starbucks	7,946	850,063
†Texas Roadhouse	3,934	307,481
†Vail Resorts	1,652	460,842
Wendy's	13,624	298,638
Wingstop	1,345	178,280
Wyndham Destinations	3,985	178,767
Wyndham Hotels & Resorts	2,912	173,089
†Wynn Resorts	1,758	198,355
Yum! Brands	3,499	379,851
		13,611,144
Household Durables–1.14%
Bassett Furniture Industries	722	14,498
†Beazer Homes USA	3,898	59,055
†Cavco Industries	542	95,094
†Century Communities	2,898	126,874
DR Horton	9,986	688,235
Ethan Allen Interiors	3,964	80,112
Flexsteel Industries	419	14,652
Garmin	5,124	613,138
†GoPro Class A	2,100	17,388
†Green Brick Partners	3,200	73,472
Hamilton Beach Brands Holding Class A	652	11,416
†Helen of Troy	1,664	369,724
Hooker Furniture	831	26,800
†Installed Building Products	2,435	248,200
†iRobot	2,378	190,930
KB Home	5,148	172,561
La-Z-Boy	4,782	190,515
Leggett & Platt	7,210	319,403
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Lennar Class A	9,688	$ 738,516
Lennar Class B	563	34,456
†LGI Homes	2,016	213,394
Lifetime Brands	785	11,932
†M/I Homes	1,091	48,320
MDC Holdings	5,223	253,838
†Meritage Homes	2,325	192,556
†Mohawk Industries	3,717	523,911
†New Home	448	2,101
Newell Brands	22,715	482,239
†NVR	36	146,875
PulteGroup	17,484	753,910
†Skyline Champion	4,969	153,741
†Sonos	4,299	100,554
†Taylor Morrison Home	10,755	275,866
†Tempur Sealy International	11,328	305,856
Toll Brothers	8,537	371,103
†TopBuild	2,631	484,314
†TRI Pointe Group	8,843	152,542
†Tupperware Brands	2,421	78,416
†Turtle Beach	601	12,952
†Universal Electronics	1,209	63,424
Whirlpool	4,083	736,941
†ZAGG	2,221	9,262
		9,459,086
Household Products–1.00%
†Central Garden & Pet	894	34,517
†Central Garden & Pet Class A	4,361	158,435
Church & Dwight	8,227	717,641
Clorox	3,633	733,575
Colgate-Palmolive	6,556	560,604
Energizer Holdings	4,329	182,597
Kimberly-Clark	2,310	311,457
Oil-Dri Corp. of America	282	9,611
Procter & Gamble	36,896	5,133,710
Spectrum Brands Holdings	3,230	255,106
WD-40	775	205,902
		8,303,155
Independent Power and Renewable Electricity Producers–0.25%
AES	14,524	341,314
†Atlantic Power	7,500	15,750
Atlantica Sustainable Infrastructure	6,477	245,996
Brookfield Renewable Class A	7,554	440,172
Clearway Energy Class A	2,006	59,277
Clearway Energy Class C	3,534	112,841
Ormat Technologies	2,822	254,770
Vistra	31,365	616,636
		2,086,756

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–0.82%
3M	13,652	$ 2,386,233
Carlisle	3,772	589,111
General Electric	82,506	891,065
Honeywell International	10,147	2,158,267
†Raven Industries	3,094	102,380
Roper Technologies	1,641	707,419
		6,834,475
Insurance–3.26%
Aflac	18,383	817,492
Alleghany	792	478,123
Allstate	11,168	1,227,698
†Ambac Financial Group	2,234	34,359
American Equity Investment Life Holding	7,529	208,252
American Financial Group	4,583	401,563
American International Group	13,893	525,989
American National Group	1,541	148,121
AMERISAFE	1,468	84,307
Aon Class A	5,491	1,160,084
†Arch Capital Group	13,747	495,854
Argo Group International Holdings	2,598	113,533
Arthur J. Gallagher & Co.	5,072	627,457
Assurant	3,264	444,622
Assured Guaranty	5,886	185,350
†Athene Holding Class A	8,668	373,938
Axis Capital Holdings	5,346	269,385
†Brighthouse Financial	7,889	285,621
Brown & Brown	8,544	405,071
Chubb	6,233	959,383
Cincinnati Financial	8,468	739,849
CNA Financial	3,226	125,685
CNO Financial Group	6,176	137,293
Crawford & Co. Class A	1,300	9,607
Crawford & Co. Class B	2,614	18,821
Donegal Group Class A	996	14,014
†eHealth	1,543	108,951
Employers Holdings	2,097	67,502
†Enstar Group	1,075	220,257
Erie Indemnity Class A	1,287	316,087
Everest Re Group	1,770	414,339
FBL Financial Group Class A	1,968	103,340
FedNat Holding	630	3,730
Fidelity National Financial	12,123	473,888
First American Financial	6,407	330,793
†Genworth Financial Class A	22,919	86,634
†Global Indemnity Group Class A	1,056	30,191
Globe Life	5,440	516,582
Goosehead Insurance Class A	845	105,422
†Greenlight Capital Re Class A	1,907	13,940
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Hallmark Financial Services	1,100	$ 3,916
Hanover Insurance Group	3,093	361,634
Hartford Financial Services Group	16,135	790,292
HCI Group	887	46,390
Heritage Insurance Holdings	4,237	42,921
Horace Mann Educators	3,431	144,239
Independence Holding	654	26,814
Investors Title	124	18,972
James River Group Holdings	3,525	173,254
Kemper	3,591	275,897
Kinsale Capital Group	1,236	247,361
Loews	9,293	418,371
†Maiden Holdings	5,521	13,747
†Markel	397	410,220
Marsh & McLennan	6,991	817,947
Mercury General	4,124	215,314
MetLife	17,777	834,630
National General Holdings	7,115	243,191
National Western Life Group Class A	298	61,519
†NI Holdings	863	14,171
Old Republic International	20,236	398,852
†Palomar Holdings	463	41,133
Primerica	3,375	452,014
Principal Financial Group	12,648	627,467
ProAssurance	5,089	90,533
Progressive	14,058	1,390,055
Protective Insurance Class B	771	10,570
Prudential Financial	11,386	888,905
Reinsurance Group of America	2,470	286,273
RenaissanceRe Holdings	2,289	379,562
RLI	2,059	214,445
Safety Insurance Group	1,159	90,286
Selective Insurance Group	3,458	231,617
State Auto Financial	4,199	74,490
Stewart Information Services	1,688	81,632
†Third Point Reinsurance	9,845	93,724
Tiptree Financial	1,600	8,032
Travelers	11,132	1,562,599
United Fire Group	2,734	68,623
United Insurance Holdings	4,881	27,919
Universal Insurance Holdings	3,924	59,292
Unum Group	9,940	228,024
White Mountains Insurance Group	255	255,168
Willis Towers Watson	3,133	660,060
WR Berkley	7,991	530,762
		26,995,964
Interactive Media & Services–2.58%
†Alphabet Class A	3,030	5,310,499
†Alphabet Class C	2,483	4,349,918

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†ANGI Homeservices Class A	1,639	$ 21,627
†Cargurus	3,083	97,824
†Cars.com	6,651	75,156
†DHI Group	3,155	7,004
†Facebook Class A	28,735	7,849,253
†IAC/InterActive	1,237	234,226
†Liberty TripAdvisor Holdings Class A	5,610	24,347
†Match Group	4,578	692,148
†QuinStreet	3,300	70,752
†Snap Class A	13,014	651,611
†TripAdvisor	4,445	127,927
†TrueCar	6,947	29,177
†Twitter	13,971	756,530
†Yelp	3,429	112,025
†Zedge Class B	591	3,570
†Zillow Group Class A	1,831	248,906
†Zillow Group Class C	5,370	697,026
		21,359,526
Internet & Direct Marketing Retail–2.65%
†1-800-Flowers.com Class A	4,321	112,346
†Amazon.com	5,266	17,150,993
†Booking Holdings	635	1,414,316
†Duluth Holdings Class B	753	7,952
eBay	21,788	1,094,847
†Etsy	2,606	463,633
†Expedia Group	1,209	160,072
†GrubHub	3,808	282,820
†Lands' End	2,935	63,308
†Liquidity Services	1,758	27,970
†Magnite	543	16,676
PetMed Express	1,442	46,230
†Quotient Technology	8,623	81,229
Qurate Retail	26,054	285,812
Shutterstock	2,288	164,050
†Stamps.com	1,310	257,009
†Wayfair Class A	1,590	359,038
		21,988,301
IT Services–4.91%
Accenture Class A	14,073	3,676,008
†Akamai Technologies	5,859	615,136
Alliance Data Systems	2,682	198,736
Amdocs	6,463	458,421
Automatic Data Processing	9,977	1,757,947
†Black Knight	3,616	319,474
Booz Allen Hamilton Holding	6,133	534,675
Broadridge Financial Solutions	4,424	677,757
†CACI International Class A	1,381	344,325
†Cardtronics Class A	4,756	167,887
Cass Information Systems	1,074	41,789
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Cognizant Technology Solutions Class A	11,731	$ 961,356
†Concentrix	3,860	380,982
†Conduent	11,528	55,334
CSG Systems International	2,863	129,035
†DXC Technology	11,644	299,833
†Endurance International Group Holdings	9,665	91,334
†EPAM Systems	977	350,108
†Euronet Worldwide	2,925	423,891
EVERTEC	6,669	262,225
†Evo Payments Class A	788	21,284
†ExlService Holdings	2,649	225,509
Fidelity National Information Services	8,493	1,201,420
†Fiserv	7,057	803,510
†FleetCor Technologies	3,721	1,015,201
†Gartner	2,758	441,804
Genpact	11,702	483,995
Global Payments	4,162	896,578
†GoDaddy Class A	3,455	286,592
†GTT Communications	3,367	12,020
Hackett Group	2,748	39,544
International Business Machines	22,623	2,847,783
Jack Henry & Associates	1,662	269,227
KBR	12,654	391,388
Leidos Holdings	4,371	459,480
†Limelight Networks	3,333	13,299
†LiveRamp Holdings	4,679	342,456
ManTech International Class A	2,055	182,772
Mastercard Class A	16,384	5,848,105
MAXIMUS	4,397	321,816
†MongoDB	338	121,356
NIC	6,058	156,478
†Okta	562	142,894
Paychex	13,290	1,238,362
†PayPal Holdings	6,113	1,431,665
†Perficient	2,585	123,175
Perspecta	11,521	277,426
†PFSweb	867	5,835
†PRGX Global	1,040	7,935
†Sabre	4,735	56,915
Science Applications International	4,049	383,197
†Square Class A	731	159,095
†StarTek	1,400	10,528
Switch Class A	3,379	55,314
†Sykes Enterprises	3,944	148,571
TTEC Holdings	3,257	237,533
†Twilio Class A	670	226,795
†Unisys	1,659	32,649
†VeriSign	2,057	445,135

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Verra Mobility	4,796	$ 64,362
†Virtusa	1,810	92,545
Visa Class A	30,947	6,769,037
Western Union	11,497	252,244
†WEX	2,069	421,104
		40,710,186
Leisure Products–0.34%
Acushnet Holdings	5,195	210,605
†American Outdoor Brands	1,803	30,705
Brunswick	5,296	403,767
†Callaway Golf	6,732	161,635
Clarus	1,204	18,542
Hasbro	5,072	474,435
Johnson Outdoors Class A	952	107,224
†Malibu Boats Class A	1,584	98,905
Marine Products	2,133	31,014
†Mastercraft Boat Holgings	1,439	35,745
†Mattel	14,675	256,079
†Nautilus	3,253	59,009
Polaris	3,553	338,530
Smith & Wesson Brands	7,215	128,066
†Vista Outdoor	8,211	195,093
†YETI Holdings	3,406	233,209
		2,782,563
Life Sciences Tools & Services–1.03%
Agilent Technologies	6,371	754,900
†Bio-Rad Laboratories Class A	747	435,456
Bio-Techne	1,047	332,475
Bruker	10,141	548,932
†Charles River Laboratories International	2,190	547,193
†Illumina	825	305,250
†IQVIA Holdings	4,140	741,764
Luminex	3,980	92,018
†Medpace Holdings	2,122	295,382
†Mettler-Toledo International	705	803,474
†NeoGenomics	2,833	152,529
PerkinElmer	2,397	343,969
†PRA Health Sciences	3,983	499,628
†Repligen	1,745	334,394
†Syneos Health	5,635	383,913
Thermo Fisher Scientific	3,417	1,591,570
†Waters	1,354	335,007
		8,497,854
Machinery–3.43%
AGCO	4,680	482,461
Alamo Group	871	120,154
Albany International Class A	2,141	157,192
Allison Transmission Holdings	7,945	342,668
Altra Industrial Motion	3,594	199,215
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Astec Industries	1,862	$ 107,773
Barnes Group	3,140	159,167
†Blue Bird	812	14,827
Caterpillar	14,392	2,619,632
†Chart Industries	2,381	280,458
†CIRCOR International	1,941	74,612
†Colfax	7,804	298,425
Columbus McKinnon	1,631	62,696
†Commercial Vehicle Group	4,182	36,174
Crane	4,090	317,629
Cummins	5,384	1,222,706
Deere & Co.	7,228	1,944,693
Donaldson	8,393	469,001
Douglas Dynamics	2,086	89,218
Dover	5,313	670,766
†Energy Recovery	2,984	40,702
Enerpac Tool Group	5,276	119,290
EnPro Industries	2,155	162,746
ESCO Technologies	1,884	194,466
†Evoqua Water Technologies	9,758	263,271
Federal Signal	5,085	168,669
Flowserve	6,513	240,004
Fortive	6,827	483,488
Franklin Electric	2,894	200,294
†FreightCar America	1,097	2,644
†Gates Industrial	3,772	48,131
Gorman-Rupp	2,146	69,638
Graco	7,552	546,387
Graham	501	7,605
Greenbrier	2,807	102,119
Helios Technologies	2,751	146,601
Hillenbrand	5,042	200,672
Hurco	300	9,000
Hyster-Yale Materials Handling	834	49,665
IDEX	1,659	330,473
Illinois Tool Works	6,120	1,247,746
†Ingersoll Rand	11,383	518,610
ITT	5,495	423,225
John Bean Technologies	1,844	209,976
Kadant	1,091	153,809
Kennametal	6,189	224,289
†L B Foster Class A	762	11,468
Lincoln Electric Holdings	4,383	509,524
Lindsay	939	120,624
†Lydall	1,558	46,787
†Manitowoc	4,595	61,159
†Meritor	5,751	160,510
†Middleby	3,562	459,213
Miller Industries	637	24,219
Mueller Industries	5,954	209,045
Mueller Water Products Class A	12,388	153,363
†Navistar International	5,881	258,529

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†NN	5,648	$ 37,107
Nordson	2,278	457,764
Omega Flex	460	67,160
Oshkosh	5,048	434,481
Otis Worldwide	9,071	612,746
PACCAR	12,660	1,092,305
Parker-Hannifin	4,625	1,259,896
Park-Ohio Holdings	1,241	38,347
Pentair	10,786	572,629
†Proto Labs	1,067	163,678
†RBC Bearings	901	161,315
†REV Group	6,172	54,375
Rexnord	6,889	272,047
Shyft Group	2,371	67,289
Snap-on	3,582	613,024
†SPX	3,696	201,580
†SPX FLOW	3,749	217,292
Standex International	1,093	84,729
Stanley Black & Decker	4,613	823,697
Tennant	1,973	138,445
†Terex	4,483	156,412
Timken	4,369	337,986
†Titan International	6,689	32,509
Toro	7,115	674,787
†TriMas	3,116	98,684
Trinity Industries	9,842	259,730
†Twin Disc	600	4,710
Wabash National	4,805	82,790
Watts Water Technologies Class A	1,597	194,355
†Welbilt	6,195	81,774
Westinghouse Air Brake Technologies	5,924	433,637
Woodward	3,381	410,893
Xylem	4,337	441,463
		28,427,064
Marine–0.07%
Costamare	9,757	80,788
†Eagle Bulk Shipping	539	10,241
Genco Shipping & Trading	2,086	15,353
†Kirby	4,034	209,082
Matson	4,287	244,230
Scorpio Bulkers	533	9,024
		568,718
Media–2.05%
†Altice USA Class A	11,717	443,723
†AMC Networks Class A	3,099	110,851
†Boston Omaha Class A	1,027	28,397
Cable One	307	683,910
†Charter Communications Class A	2,024	1,338,977
Comcast Class A	103,366	5,416,378
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†comScore	4,616	$ 11,494
†Cumulus Media Class A	600	5,232
†Discovery Class A	7,688	231,332
†Discovery Class C	17,191	450,232
†DISH Network Class A	12,184	394,031
†Emerald Holding	6,001	32,525
†Entercom Communications Class A	12,190	30,109
Entravision Communications Class A	4,034	11,094
EW Scripps Class A	5,690	87,000
†Fluent	1,021	5,422
Fox Class A	14,572	424,337
†Fox Class B	10,813	312,279
†Gannett	11,594	38,956
†Gray Television	5,362	95,926
†Hemisphere Media Group	308	3,191
Interpublic Group	27,567	648,376
John Wiley & Sons Class A	3,420	156,157
†Liberty Broadband Class A	707	111,409
†Liberty Broadband Class C	7,060	1,118,092
†Liberty Media-Liberty Braves Class A	161	4,004
†Liberty Media-Liberty Braves Class C	1,514	37,668
†Liberty Media-Liberty Formula One Class A	1,504	57,137
†Liberty Media-Liberty Formula One Class C	11,190	476,694
†Liberty Media-Liberty SiriusXM Class A	4,383	189,302
†Liberty Media-Liberty SiriusXM Class C	10,211	444,281
Loral Space & Communications	853	17,904
†Meredith	2,966	56,947
†MSG Networks Class A	1,829	26,959
National CineMedia	6,168	22,945
New York Times Class A	6,656	344,581
News Class A	20,741	372,716
News Class B	10,659	189,410
Nexstar Media Group Class A	3,557	388,389
Omnicom Group	11,367	708,960
†Saga Communications Class A	635	15,253
Scholastic	3,218	80,450
Sirius XM Holdings	39,799	253,520
†TechTarget	2,724	161,016
TEGNA	17,113	238,726
†Tribune Publishing	3,161	43,306
ViacomCBS Class A	400	15,128
ViacomCBS Class B	16,878	628,874
		16,963,600

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–0.83%
†Alcoa	11,273	$ 259,843
†Allegheny Technologies	9,446	158,409
†Ampco-Pittsburgh	782	4,285
†Arconic	4,843	144,321
Carpenter Technology	3,755	109,346
†Century Aluminum	6,328	69,798
†Cleveland-Cliffs	5,475	79,716
†Coeur Mining	22,330	231,116
Commercial Metals	11,541	237,052
Compass Minerals International	3,198	197,381
†Ferroglobe	9,406	15,426
=†Fortitude Gold	1,050	1,102
†Freeport-McMoRan	43,763	1,138,713
Gold Resource	3,674	10,691
Haynes International	2,063	49,182
Hecla Mining	47,753	309,440
Kaiser Aluminum	589	58,252
Materion	1,779	113,358
Newmont	13,552	811,629
Nexa Resources	4,710	45,404
Nucor	12,868	684,449
Olympic Steel	623	8,305
Reliance Steel & Aluminum	3,940	471,815
Royal Gold	1,959	208,359
†Ryerson Holding	2,843	38,779
Schnitzer Steel Industries Class A	3,611	115,227
Southern Copper	2,927	190,606
Steel Dynamics	13,428	495,090
SunCoke Energy	6,128	26,657
†TimkenSteel	6,202	28,963
United States Steel	12,149	203,739
†Universal Stainless & Alloy Products	352	2,633
Warrior Met Coal	5,010	106,813
Worthington Industries	4,428	227,334
		6,853,233
Multiline Retail–0.63%
Big Lots	4,696	201,599
Dillard's Class A	1,631	102,835
Dollar General	4,177	878,423
†Dollar Tree	8,611	930,332
†Kohl's	9,455	384,724
†Macy's	17,805	200,306
†Ollie's Bargain Outlet Holdings	1,810	148,004
Target	13,313	2,350,144
		5,196,367
Multi-Utilities–0.54%
Ameren	4,745	370,395
Avista	2,686	107,816
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
Black Hills	2,357	$ 144,838
CenterPoint Energy	13,408	290,149
CMS Energy	5,779	352,577
Consolidated Edison	5,469	395,245
Dominion Energy	5,531	415,931
DTE Energy	3,725	452,252
MDU Resources Group	12,934	340,681
NiSource	8,491	194,783
NorthWestern	2,419	141,052
Public Service Enterprise Group	5,113	298,088
Sempra Energy	4,904	624,819
Unitil	1,166	51,619
WEC Energy Group	2,876	264,678
		4,444,923
Oil, Gas & Consumable Fuels–2.39%
Antero Midstream	22,887	176,459
†Antero Resources	13,414	73,106
Apache	21,053	298,742
†Arch Resources	1,849	80,931
†Ardmore Shipping	2,791	9,127
†Berry	3,410	12,549
†Bonanza Creek Energy	1,860	35,954
Cabot Oil & Gas	31,050	505,494
†Callon Petroleum	3,716	48,903
†Centennial Resource Development Class A	17,052	25,578
†Cheniere Energy	7,134	428,254
Chevron	26,534	2,240,796
Cimarex Energy	4,979	186,762
†Clean Energy Fuels	20,933	164,533
†CNX Resources	15,674	169,279
Concho Resources	8,396	489,907
ConocoPhillips	29,789	1,191,262
†CONSOL Energy	2,615	18,854
†Continental Resources	7,040	114,752
†CVR Energy	6,732	100,307
†Delek US Holdings	6,818	109,565
Devon Energy	18,698	295,615
DHT Holdings	15,813	82,702
Diamondback Energy	2,728	132,035
†Dorian LPG	6,070	73,993
†EnLink Midstream	17,018	63,137
EOG Resources	17,226	859,061
†EQT	18,993	241,401
Equitrans Midstream	17,256	138,738
Evolution Petroleum	2,220	6,327
Exxon Mobil	58,997	2,431,856
GasLog	6,595	24,533
†Green Plains	4,617	60,806
Hess	10,069	531,543
†HighPoint Resources	203	1,859
HollyFrontier	10,776	278,560

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
International Seaways	2,758	$ 45,038
Kinder Morgan	57,035	779,668
†Kosmos Energy	26,917	63,255
†Laredo Petroleum	929	18,301
Marathon Oil	39,984	266,693
Marathon Petroleum	18,487	764,622
†Matador Resources	8,938	107,792
Murphy Oil	13,142	159,018
NACCO Industries Class A	326	8,574
NOV	18,750	257,437
Occidental Petroleum	23,757	411,234
ONEOK	13,132	504,006
†Overseas Shipholding Group Class A	5,002	10,704
†Par Pacific Holdings	5,026	70,263
Parsley Energy Class A	19,278	273,748
†PBF Energy Class A	9,957	70,695
†PDC Energy	7,789	159,908
†Peabody Energy	9,294	22,399
†Penn Virginia	1,090	11,064
Phillips 66	7,915	553,575
PHX Minerals	655	1,507
Pioneer Natural Resources	6,269	713,976
†QEP Resources	18,573	44,389
†Range Resources	17,978	120,453
†Renewable Energy Group	2,813	199,217
†REX American Resources	540	39,674
†SandRidge Energy	3,035	9,409
Scorpio Tankers	5,026	56,241
SFL	10,126	63,591
†SilverBow Resources	419	2,225
SM Energy	11,376	69,621
†Southwestern Energy	47,493	141,529
†Talos Energy	4,058	33,438
Targa Resources	9,031	238,238
†Teekay	3,211	6,904
†Teekay Tankers Class A	2,248	24,750
Valero Energy	11,312	639,920
†W&T Offshore	6,926	15,029
Williams	36,434	730,502
World Fuel Services	6,061	188,861
†WPX Energy	21,391	174,337
		19,775,085
Paper & Forest Products–0.14%
Boise Cascade	3,480	166,344
†Clearwater Paper	1,500	56,625
†Domtar	5,617	177,778
Glatfelter	5,189	84,996
Louisiana-Pacific	7,699	286,172
Mercer International	6,179	63,335
Neenah	1,497	82,814
†Resolute Forest Products	6,285	41,104
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Paper & Forest Products (continued)
Schweitzer-Mauduit International	3,473	$ 139,649
Verso Class A	4,362	52,431
		1,151,248
Personal Products–0.31%
†Coty Class A	28,705	201,509
Edgewell Personal Care	4,316	149,247
†elf Beauty	1,640	41,312
Estee Lauder Class A	4,142	1,102,559
†Herbalife Nutrition	4,218	202,675
†Inter Parfums	2,061	124,670
Medifast	1,136	223,042
Natura & Co. Holding ADR	7,240	144,800
Natural Health Trends	462	2,268
†Nature's Sunshine Products	909	13,590
Nu Skin Enterprises Class A	4,084	223,109
†USANA Health Sciences	2,058	158,672
		2,587,453
Pharmaceuticals–3.26%
†Amphastar Pharmaceuticals	4,946	99,464
†ANI Pharmaceuticals	935	27,152
†Arvinas	300	25,479
†Assertio Holdings	9,567	3,421
Bristol-Myers Squibb	32,430	2,011,633
†Cara Therapeutics	1,547	23,406
†Catalent	4,237	440,945
†Collegium Pharmaceutical	1,508	30,205
†Corcept Therapeutics	8,596	224,871
†Cymabay Therapeutics	5,352	30,721
†Elanco Animal Health	14,832	454,897
Eli Lilly & Co.	15,847	2,675,608
†Endo International	14,512	104,196
†Horizon Therapeutics	7,428	543,358
†Innoviva	8,244	102,143
†Intra-Cellular Therapies	4,953	157,505
†Jazz Pharmaceuticals	3,266	539,053
Johnson & Johnson	56,368	8,871,196
†Lannett	1,820	11,866
Merck & Co	52,827	4,321,249
†Nektar Therapeutics	5,848	99,416
†Otonomy	732	4,736
†Pacira BioSciences	1,047	62,653
Perrigo	6,594	294,884
Pfizer	85,862	3,160,580
Phibro Animal Health Class A	1,490	28,936
†Prestige Consumer Healthcare	4,408	153,707
†Revance Therapeutics	1,391	39,421
†SIGA Technologies	4,189	30,454
†Supernus Pharmaceuticals	4,014	100,992

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Taro Pharmaceutical Industries	2,002	$ 146,987
†Viatris	37,242	697,915
Zoetis	8,679	1,436,375
†Zogenix	3,717	74,303
		27,029,727
Professional Services–0.79%
†ASGN	3,282	274,145
Barrett Business Services	764	52,112
BG Staffing	458	6,178
†CBIZ	5,455	145,158
CoreLogic	6,096	471,343
†CoStar Group	378	349,378
CRA International	465	23,682
Equifax	3,183	613,810
Exponent	2,535	228,226
†Forrester Research	1,302	54,554
†Franklin Covey	769	17,126
†FTI Consulting	2,327	259,972
†GP Strategies	1,061	12,583
Heidrick & Struggles International	1,738	51,062
†Huron Consulting Group	1,526	89,958
ICF International	1,623	120,638
Insperity	1,971	160,479
†Kelly Services Class A	3,730	76,726
Kforce	2,861	120,419
Korn Ferry	3,509	152,642
ManpowerGroup	4,303	388,045
†Mistras Group	2,371	18,399
Nielsen Holdings	26,287	548,610
Resources Connection	3,042	38,238
Robert Half International	8,363	522,520
TransUnion	4,978	493,917
†TriNet Group	4,695	378,417
†TrueBlue	3,936	73,564
†Upwork	1,625	56,095
Verisk Analytics	3,525	731,755
†Willdan Group	746	31,108
		6,560,859
Real Estate Management & Development–0.32%
†Altisource Portfolio Solutions	1,304	16,796
†BBX Capital	1,022	5,815
†CBRE Group Class A	9,825	616,224
CTO Realty Growth	593	25,001
†Cushman & Wakefield	5,962	88,416
†Five Point Holdings Class A	1,459	7,966
†Forestar Group	2,282	46,051
†FRP Holdings	1,191	54,250
†Howard Hughes	2,366	186,748
†Jones Lang LaSalle	2,884	427,899
Kennedy-Wilson Holdings	9,523	170,367
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Marcus & Millichap	3,035	$ 112,993
†Maui Land Pineapple	1,011	11,657
Newmark Group Class A	13,623	99,312
†Rafael Holdings Class B	887	20,685
RE/MAX Holdings Class A	2,511	91,225
†Realogy Holdings	9,569	125,545
†Redfin	3,448	236,636
RMR Group Class A	1,499	57,891
St Joe	5,193	220,443
†Tejon Ranch	3,049	44,058
		2,665,978
Road & Rail–1.43%
AMERCO	1,234	560,187
ArcBest	1,859	79,323
†Avis Budget Group	5,061	188,775
†Covenant Logistics Group	1,476	21,859
CSX	20,391	1,850,483
†Daseke	9,269	53,853
Heartland Express	7,771	140,655
JB Hunt Transport Services	5,339	729,574
Kansas City Southern	2,591	528,901
Knight-Swift Transportation Holdings	9,538	398,879
Landstar System	2,710	364,929
Marten Transport	8,229	141,786
Norfolk Southern	6,102	1,449,896
Old Dominion Freight Line	4,704	918,127
†PAM Transportation Services	682	33,418
Ryder System	4,401	271,806
†Saia	2,431	439,525
Schneider National Class B	5,218	108,013
Union Pacific	15,901	3,310,906
Universal Logistics Holdings	2,167	44,618
†USA Truck	643	5,742
Werner Enterprises	5,617	220,299
†YRC Worldwide	1,800	7,974
		11,869,528
Semiconductors & Semiconductor Equipment–4.72%
†Advanced Energy Industries	3,140	304,486
†Advanced Micro Devices	5,505	504,864
†Alpha & Omega Semiconductor	978	23,120
†Ambarella	2,230	204,759
Amkor Technology	22,758	343,191
Analog Devices	6,366	940,449
Applied Materials	12,432	1,072,882
†Axcelis Technologies	2,910	84,739
†AXT	1,172	11,216
Broadcom	5,879	2,574,120
Brooks Automation	3,851	261,290
†CEVA	1,974	89,817
†Cirrus Logic	4,655	382,641

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
CMC Materials	1,936	$ 292,917
†Cohu	3,624	138,364
†Cree	4,337	459,288
†Diodes	4,379	308,719
†DSP Group	1,135	18,830
†Enphase Energy	4,927	864,541
Entegris	9,435	906,703
†First Solar	5,492	543,269
†FormFactor	5,162	222,069
†Ichor Holdings	1,913	57,667
†Inphi	1,006	161,433
Intel	104,776	5,219,940
KLA	4,398	1,138,686
Kulicke & Soffa Industries	4,734	150,588
Lam Research	3,599	1,699,700
†Lattice Semiconductor	7,323	335,540
†MACOM Technology Solutions Holdings	1,580	86,963
Marvell Technology Group	16,189	769,625
†Maxim Integrated Products	7,320	648,918
†MaxLinear	4,378	167,196
Microchip Technology	6,498	897,439
†Micron Technology	22,628	1,701,173
MKS Instruments	2,121	319,104
Monolithic Power Systems	885	324,114
†NeoPhotonics	1,612	14,653
NVE	375	21,067
NVIDIA	2,568	1,341,010
†ON Semiconductor	22,501	736,458
†Onto Innovation	4,422	210,266
†PDF Solutions	2,280	49,248
†Photronics	4,937	55,097
Power Integrations	3,150	257,859
†Qorvo	3,137	521,589
QUALCOMM	20,614	3,140,337
†Rambus	10,248	178,930
†Semtech	2,840	204,736
†Silicon Laboratories	1,942	247,294
Skyworks Solutions	6,210	949,385
†SMART Global Holdings	2,153	81,017
†SolarEdge Technologies	3,759	1,199,572
†Synaptics	2,867	276,379
Teradyne	4,829	578,949
Texas Instruments	21,573	3,540,776
†Ultra Clean Holdings	4,164	129,709
Universal Display	1,230	282,654
†Veeco Instruments	4,527	78,589
Xilinx	5,564	788,808
		39,114,742
Software–6.34%
†2U	2,763	110,548
†ACI Worldwide	6,433	247,220
†Adobe	4,842	2,421,581
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Agilysys	1,334	$ 51,199
†Alarm.com Holdings	1,481	153,209
†Altair Engineering Class A	800	46,544
†Alteryx Class A	441	53,709
American Software Class A	1,038	17,822
†Anaplan	466	33,482
†ANSYS	1,626	591,539
†Appfolio Class A	301	54,192
†Aspen Technology	3,599	468,770
†Atlassian Class A	398	93,080
†Autodesk	1,559	476,025
†Avalara	603	99,429
†Avaya Holdings	6,824	130,680
†Blackbaud	3,702	213,087
†Blackline	620	82,696
†Bottomline Technologies	1,658	87,443
†Cadence Design Systems	6,507	887,750
CDK Global	4,694	243,290
†Cerence	1,724	173,227
†Ceridian HCM Holding	2,185	232,834
†ChannelAdvisor	2,000	31,960
Citrix Systems	2,682	348,928
†Cloudera	14,594	203,003
†CommVault Systems	1,488	82,391
†Cornerstone OnDemand	1,326	58,397
†Coupa Software	251	85,066
†Dell Technologies Class C	2,088	153,029
†Digital Turbine	3,900	220,584
†DocuSign	644	143,161
†Dropbox Class A	3,119	69,211
Ebix	2,526	95,912
†eGain	796	9,401
†Elastic	711	103,898
†Envestnet	2,030	167,049
†Everbridge	252	37,566
†Fair Isaac	1,054	538,636
†FireEye	10,416	240,193
†Five9	397	69,237
†Fortinet	2,800	415,884
†Globant	1,493	324,892
†Guidewire Software	1,956	251,796
†HubSpot	157	62,241
Intuit	2,422	919,997
†J2 Global	3,482	340,157
†Manhattan Associates	3,829	402,734
Microsoft	128,929	28,676,388
†MicroStrategy Class A	568	220,696
†Mimecast	250	14,210
†New Relic	1,371	89,663
NortonLifeLock	19,596	407,205
†Nuance Communications	7,751	341,742
†OneSpan	4,082	84,416
Oracle	48,130	3,113,530
†Paycom Software	1,596	721,791

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Paylocity Holding	1,079	$ 222,177
Pegasystems	1,410	187,897
Progress Software	3,296	148,946
†Proofpoint	837	114,175
†PTC	2,198	262,903
QAD Class A	624	39,424
†Qualys	1,916	233,503
†RealPage	3,633	316,943
†RingCentral Class A	288	109,143
†SailPoint Technologies Holding	2,634	140,234
†salesforce.com	4,073	906,365
Sapiens International	3,371	103,186
†ServiceNow	339	186,596
†SolarWinds	4,524	67,634
†Splunk	1,375	233,599
†SPS Commerce	816	88,609
SS&C Technologies Holdings	7,555	549,626
†Synchronoss Technologies	2,306	10,838
†Synopsys	2,912	754,907
†Telenav	2,040	9,588
†Teradata	7,049	158,391
†Trade Desk Class A	668	535,068
†Tyler Technologies	575	250,999
†Upland Software	1,653	75,856
†Verint Systems	3,097	208,056
†VMware Class A	894	125,392
†Workday Class A	315	75,477
Xperi Holding	7,533	157,440
†Zendesk	500	71,560
†Zscaler	863	172,350
		52,531,202
Specialty Retail–2.55%
†Aaron's	2,309	43,779
Abercrombie & Fitch Class A	6,902	140,525
Advance Auto Parts	2,015	317,383
American Eagle Outfitters	13,926	279,495
†America's Car-Mart	623	68,430
†Asbury Automotive Group	1,953	284,630
†At Home Group	5,315	82,170
†AutoNation	7,273	507,583
†AutoZone	459	544,117
†Barnes & Noble Education	4,091	19,023
†Bed Bath & Beyond	11,792	209,426
Best Buy	14,515	1,448,452
Big 5 Sporting Goods	952	9,720
†Boot Barn Holdings	2,377	103,067
Buckle	2,085	60,882
†Build-A-Bear Workshop	1,134	4,842
†Burlington Stores	244	63,818
Caleres	4,328	67,733
Camping World Holdings Class A	689	17,948
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†CarMax	5,954	$ 562,415
†Cato Class A	2,294	22,000
†Chico's FAS	9,593	15,253
†Citi Trends	1,474	73,228
†Conn's	3,161	36,952
†Container Store Group	7,273	69,384
†Designer Brands Class A	6,563	50,207
Dick's Sporting Goods	4,473	251,427
†Five Below	2,383	416,977
†Floor & Decor Holdings Class A	7,456	692,290
Foot Locker	8,253	333,751
†GameStop Class A	6,910	130,184
†Gap	25,143	507,637
†Genesco	1,809	54,433
Group 1 Automotive	1,624	212,971
Guess	7,264	164,312
Haverty Furniture	1,170	32,374
†Hibbett Sports	1,445	66,730
Home Depot	7,146	1,898,121
†L Brands	2,245	83,492
Lithia Motors Class A	2,266	663,190
Lowe's	13,932	2,236,225
†Lumber Liquidators Holdings	3,511	107,928
†MarineMax	2,791	97,769
†Michaels	7,874	102,441
Monro	2,428	129,412
Murphy USA	2,563	335,420
†National Vision Holdings	3,754	170,019
†ODP	4,657	136,450
†O'Reilly Automotive	1,510	683,381
Penske Automotive Group	5,799	344,403
Rent-A-Center	3,348	128,195
†RH	1,072	479,741
†Ross Stores	7,826	961,111
†Sally Beauty Holdings	7,550	98,452
Shoe Carnival	1,009	39,533
†Signet Jewelers	4,587	125,088
†Sleep Number	2,558	209,398
Sonic Automotive Class A	2,959	114,129
†Sportsman's Warehouse Holdings	1,747	30,660
Tiffany & Co.	1,200	157,740
Tilly's Class A	2,120	17,299
TJX	15,559	1,062,524
Tractor Supply	6,057	851,493
†Ulta Beauty	3,021	867,510
†Urban Outfitters	8,537	218,547
Williams-Sonoma	6,036	614,706
Winmark	403	74,877
†Zumiez	3,162	116,298
		21,121,100

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–5.27%
†3D Systems	6,912	$ 72,438
Apple	297,817	39,517,338
†Avid Technology	1,312	20,821
Hewlett Packard Enterprise	44,593	528,427
HP	27,691	680,922
†Immersion	1,963	22,162
†NCR	9,975	374,761
NetApp	7,200	476,928
†Pure Storage Class A	9,691	219,114
Seagate Technology	13,032	810,069
†Stratasys	3,678	76,208
†Super Micro Computer	2,031	64,302
†Western Digital	8,583	475,412
Xerox Holdings	13,402	310,792
		43,649,694
Textiles, Apparel & Luxury Goods–0.96%
†Capri Holdings	6,876	288,792
†Carter's	3,735	351,351
†Columbia Sportswear	4,293	375,122
†Crocs	4,701	294,565
Culp	857	13,601
†Deckers Outdoor	2,000	573,560
†Fossil Group	4,356	37,767
†G-III Apparel Group	5,065	120,243
Hanesbrands	26,411	385,072
†Kontoor Brands	1,550	62,868
†Levi Strauss & Co. Class A	1,906	38,272
†Lululemon Athletica	1,598	556,152
†Movado Group	1,488	24,731
NIKE Class B	12,363	1,748,994
Oxford Industries	1,649	108,026
†PVH	3,791	355,937
†Ralph Lauren	1,882	195,239
†Skechers USA Class A	8,639	310,486
†Steven Madden	5,187	183,205
Superior Group of Companies	478	11,109
†Tapestry	13,865	430,924
†Under Armour Class A	5,454	93,645
†Under Armour Class C	6,534	97,226
†Unifi	1,589	28,189
†Vera Bradley	4,817	38,343
VF	12,083	1,032,009
Wolverine World Wide	5,482	171,312
		7,926,740
Thrifts & Mortgage Finance–0.45%
†Bridgewater Bancshares	1,259	15,725
Capitol Federal Financial	12,128	151,600
†Columbia Financial	5,791	90,108
Essent Group	7,232	312,422
Federal Agricultural Mortgage Class C	1,346	99,940
Flagstar Bancorp	5,512	224,669
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
FS Bancorp	182	$ 9,974
Hingham Institution For Savings	65	14,040
Home Bancorp	767	21,468
HomeStreet	2,579	87,041
Kearny Financial	8,102	85,557
Luther Burbank	1,860	18,228
Merchants Bancorp	600	16,578
Meridian Bancorp	5,566	82,989
Meta Financial Group	3,630	132,713
MGIC Investment	3,265	40,976
†Mr Cooper Group	5,737	178,019
New York Community Bancorp	26,009	274,395
†NMI Holdings Class A	4,487	101,631
Northfield Bancorp	6,076	74,917
Northwest Bancshares	12,033	153,300
†Ocwen Financial	526	15,207
PCSB Financial	1,434	22,858
PennyMac Financial Services	4,725	310,054
†Ponce de Leon Federal Bank	817	8,587
Premier Financial	3,387	77,901
Provident Financial Services	6,914	124,175
Radian Group	2,793	56,558
Southern Missouri Bancorp	664	20,212
†Sterling Bancorp	1,968	8,935
Territorial Bancorp	299	7,185
TFS Financial	8,341	147,052
Timberland Bancorp	400	9,704
TrustCo Bank	10,350	69,035
Walker & Dunlop	3,398	312,684
Washington Federal	4,358	112,175
Waterstone Financial	2,626	49,421
Western New England Bancorp	1,120	7,717
WSFS Financial	3,909	175,436
		3,721,186
Tobacco–0.36%
Altria Group	44,795	1,836,595
Philip Morris International	10,456	865,652
Turning Point Brands	1,303	58,062
Universal	2,292	111,414
Vector Group	7,114	82,878
		2,954,601
Trading Companies & Distributors–0.82%
Air Lease	8,537	379,214
Applied Industrial Technologies	2,223	173,372
†Beacon Roofing Supply	5,436	218,473
†BMC Stock Holdings	5,525	296,582
CAI International	2,189	68,384
†DXP Enterprises	1,412	31,389

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Fastenal	16,174	$ 789,776
GATX	2,670	222,091
†GMS	5,096	155,326
H&E Equipment Services	3,129	93,275
†Herc Holdings	2,623	174,193
†Lawson Products	624	31,768
†MRC Global	8,213	54,452
MSC Industrial Direct Class A	3,057	257,980
†NOW	10,498	75,376
Rush Enterprises Class A	4,633	191,899
Rush Enterprises Class B	820	31,070
†SiteOne Landscape Supply	2,352	373,098
Systemax	2,361	84,736
†Textainer Group Holdings	5,268	101,040
†Titan Machinery	2,945	57,575
Triton International	6,237	302,557
†United Rentals	4,479	1,038,725
†Univar Solutions	9,999	190,081
†Veritiv	1,896	39,418
Watsco	1,598	362,027
†WESCO International	4,265	334,802
†Willis Lease Finance	616	18,763
WW Grainger	1,618	660,694
		6,808,136
Transportation Infrastructure–0.03%
Macquarie Infrastructure	5,659	212,495
		212,495
Water Utilities–0.17%
American States Water	1,932	153,613
American Water Works	3,453	529,932
Artesian Resources Class A	575	21,321
California Water Service Group	2,784	150,419
Consolidated Water	860	10,363
Essential Utilities	6,714	317,505
Middlesex Water	1,102	79,862
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
SJW Group	1,749	$ 121,311
York Water	500	23,300
		1,407,626
Wireless Telecommunication Services–0.26%
†Boingo Wireless	3,554	45,207
Shenandoah Telecommunications	4,690	202,842
Spok Holdings	803	8,937
Telephone & Data Systems	8,101	150,436
†T-Mobile US	12,136	1,636,540
†United States Cellular	2,733	83,876
		2,127,838
Total Common Stock (Cost $557,913,906)		825,134,963
PREFERRED STOCKS–0.02%
Qurate Retail 8.00%	781	77,319
•WESCO International 10.63%	1,790	55,938
Total Preferred Stocks (Cost $228,598)		133,257
RIGHTS–0.00%
=†πAchillion Pharmace CVR	22,444	31,871
=†πMedia General CVR	5,975	560
=†πNewsstar Financial CVR	2,435	247
Total Rights (Cost $10,324)		32,678

MONEY MARKET FUND–0.14%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	1,147,157	1,147,157
Total Money Market Fund (Cost $1,147,157)		1,147,157

TOTAL INVESTMENTS–99.76% (Cost $559,299,985)	826,448,055
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	2,025,644
NET ASSETS APPLICABLE TO 50,623,260 SHARES OUTSTANDING–100.00%	$828,473,699
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($701,743,865 / 42,871,680 Shares)	$16.368
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($126,729,834 / 7,751,580 Shares)	$16.349
LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$557,812,569
Distributable earnings/(accumulated loss)	270,661,130
TOTAL NET ASSETS	$828,473,699

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $33,047, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Achillion Pharmace CVR	1/29/2020	$10,324	$31,871
Contra Aduro Biotech	10/2/2020	—	2
Media General CVR	1/18/2017	—	560
Newsstar Financial CVR	12/26/2017	—	247
Progenic Pharmaceuticals	6/22/2020	—	367
Total		$10,324	$33,047

★ Includes $125,000 payable for fund shares redeemed, $54,936 other accrued expenses payable and $338,277 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVR–Contingent Value Rights
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 12,839,741
Foreign taxes withheld	(2,938)
12,836,803
EXPENSES:
Management fees	5,178,041
Distribution fees-Service Class	264,748
Shareholder servicing fees	208,560
Accounting and administration expenses	149,836
Professional fees	42,070
Pricing fees	31,358
Custodian fees	26,002
Trustees’ fees and expenses	17,586
Reports and statements to shareholders	14,901
Consulting fees	2,781
Other	13,159
5,949,042
Less:
Management fees waived	(2,144,683)
Total operating expenses	3,804,359
NET INVESTMENT INCOME	9,032,444
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	13,069,255
Net change in unrealized appreciation (depreciation) of investments	99,385,220
NET REALIZED AND UNREALIZED GAIN	112,454,475
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,486,919
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,032,444	$ 8,767,558
Net realized gain	13,069,255	6,014,237
Net change in unrealized appreciation (depreciation)	99,385,220	151,096,458
Net increase in net assets resulting from operations	121,486,919	165,878,253
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(8,388,756)	(7,476,919)
Service Class	(1,253,596)	(960,294)
	(9,642,352)	(8,437,213)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	72,306,664	58,480,280
Service Class	27,427,764	36,872,504
Reinvestment of dividends and distributions:
Standard Class	8,388,756	7,476,919
Service Class	1,253,596	960,294
	109,376,780	103,789,997
Cost of shares redeemed:
Standard Class	(121,445,458)	(65,756,052)
Service Class	(22,338,270)	(10,792,540)
	(143,783,728)	(76,548,592)
Increase (decrease) in net assets derived from capital share transactions	(34,406,948)	27,241,405
NET INCREASE IN NET ASSETS	77,437,619	184,682,445
NET ASSETS:
Beginning of year	751,036,080	566,353,635
End of year	$ 828,473,699	$751,036,080
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 14.366	$ 11.284	$ 12.636	$ 10.801	$ 9.362
Income (loss) from investment operations:
Net investment income[1]	0.176	0.176	0.158	0.143	0.135
Net realized and unrealized gain (loss)	2.022	3.073	(1.368)	1.831	1.435
Total from investment operations	2.198	3.249	(1.210)	1.974	1.570
Less dividends and distributions from:
Net investment income	(0.196)	(0.167)	(0.142)	(0.139)	(0.131)
Total dividends and distributions	(0.196)	(0.167)	(0.142)	(0.139)	(0.131)
Net asset value, end of period	$ 16.368	$ 14.366	$ 11.284	$ 12.636	$ 10.801
Total return[2]	15.34%	28.82%	(9.64%)	18.31%	16.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$701,744	$648,786	$509,361	$461,856	$332,641
Ratio of expenses to average net assets	0.49%	0.50%	0.50%	0.50%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.79%	0.79%	0.79%	0.78%
Ratio of net investment income to average net assets	1.29%	1.34%	1.23%	1.23%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	1.05%	0.94%	0.94%	1.10%
Portfolio turnover	12%	9%	6%	6%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 14.355	$ 11.280	$ 12.634	$ 10.803	$ 9.364
Income (loss) from investment operations:
Net investment income[1]	0.142	0.143	0.126	0.114	0.114
Net realized and unrealized gain (loss)	2.013	3.070	(1.365)	1.828	1.430
Total from investment operations	2.155	3.213	(1.239)	1.942	1.544
Less dividends and distributions from:
Net investment income	(0.161)	(0.138)	(0.115)	(0.111)	(0.105)
Total dividends and distributions	(0.161)	(0.138)	(0.115)	(0.111)	(0.105)
Net asset value, end of period	$ 16.349	$ 14.355	$ 11.280	$ 12.634	$ 10.803
Total return[2]	15.05%	28.51%	(9.86%)	18.00%	16.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$126,730	$102,250	$ 56,993	$ 39,207	$ 15,504
Ratio of expenses to average net assets	0.74%	0.75%	0.75%	0.75%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.04%	1.04%	1.04%	1.03%
Ratio of net investment income to average net assets	1.04%	1.09%	0.98%	0.98%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.80%	0.69%	0.69%	0.85%
Portfolio turnover	12%	9%	6%	6%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and
LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.72% of the Fund's average daily net assets.   Effective March 4, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.30% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to March 4, 2020, the waiver amount was 0.29% of the Fund’s average daily net assets.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$43,971
Legal	7,779
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,293 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$291,552
Distribution fees payable to LFD	26,594
Shareholder servicing fees payable to Lincoln Life	20,131
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 85,204,389
Sales	119,027,359
LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$561,757,267
Aggregate unrealized appreciation of investments	$317,547,126
Aggregate unrealized depreciation of investments	(52,856,338)
Net unrealized appreciation of investments	$264,690,788
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$825,133,492	$—	$ 1,471	$825,134,963
Preferred Stocks	133,257	—	—	133,257
Rights	—	—	32,678	32,678
Money Market Fund	1,147,157	—	—	1,147,157
Total Investments	$826,413,906	$—	$34,149	$826,448,055
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, partnership basis adjustment and tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$9,642,352	$8,437,213
LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 193,330
Undistributed long-term capital gains	5,777,013
Net unrealized appreciation	264,690,787
Distributable earnings/(accumulated loss)	$270,661,130
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2020, the Fund utilized $ 7,213,854 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	6,033,433	4,523,989
Service Class	2,171,386	2,819,273
Shares reinvested:
Standard Class	527,425	529,907
Service Class	78,993	68,119
	8,811,237	7,941,288
Shares redeemed:
Standard Class	(8,849,923)	(5,034,677)
Service Class	(1,621,881)	(816,801)
	(10,471,804)	(5,851,478)
Net increase (decrease)	(1,660,567)	2,089,810
7. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1. Restricted securities have been identified on the Statement of Net Assets.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Dimensional U.S. Core Equity 2 Fund–37

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–38

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Dimensional U.S. Core Equity 2 Fund–39

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP Dimensional U.S. Core Equity 2 Fund–40

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered LIAC’s comments that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small-cap bias. The Board also noted LIAC’s view that it believes the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules and considered that Dimensional’s subadvisory fees were reduced effective March 4, 2020. The Board also reviewed the fees of comparable funds advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 2 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Dimensional U.S. Core Equity 2 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Dimensional U.S. Core Equity 2 Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Dimensional U.S. Core Equity 2 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 2 Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 2 Fund–46

LVIP Franklin Templeton Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Franklin Templeton Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Schroder Investment Management North America Inc.
The Fund returned 12.66% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI World Index (net dividends)1, returned 15.90%.
Global developed and emerging market equities, as measured by the MSCI All Country World Index2, advanced strongly during 2020. Stocks fell sharply in early 2020 as many investors sold equities amid fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Global equities began to rebound in late March amid optimism about easing lockdown restrictions, vaccine and treatment development, and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection rates, markets rebounded in November and December as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and apparent resolution of political uncertainty supported markets.
For the Templeton Growth sleeve of the Fund, leading detractors from performance relative to the benchmark included an underweighting and stock selection in the information technology (IT) sector, along with stock selection in the financials and consumer discretionary sectors. No leading detractors came from the information technology and consumer discretionary sectors. Within the IT sector, we’ve largely avoided the expensive internet stocks vulnerable to a change in sentiment. In the financials sector, Citigroup, Standard Chartered and Wells Fargo detracted from relative results. At the Fund level, BP, CK Hutchison Holdings and Mitsui Fudosan were top detractors. Turning to contributors, stock selection and a meaningful overweighting in the materials sector helped relative performance. Leading contributors from the sector included Albemarle, Freeport-McMoRan, Wheaton Precious Metals and Crown Holdings. Kroger lifted relative results in the consumer staples sector.
Geographically, stock selection and a material underweighting in the United States detracted from relative results. Positioning in Japan, the United Kingdom and Hong Kong also proved detrimental. Conversely, exposure to Taiwan and South Korea aided relative performance, as did stock selection in Canada.
For the Franklin Mutual Global Discovery sleeve of the Fund, major detractors from performance relative to the benchmark included stock selection and an overweighting in the financials sector, stock selection and an underweighting in the consumer discretionary sector and an overweighting in the energy sector. The Fund’s currency positioning, through the use of currency forward contracts, weighed mildly on relative performance. Conversely, a void in real estate, and stock selection and underweight allocations within the utilities and materials sectors also aided relative results.
From a regional perspective, stock selection and an underweighting in North America, particularly stock selection in the U.S., detracted significantly from relative performance. Stock selection and an overweighting in Europe also weighed on results, most notably in the United Kingdom and Switzerland. Stock selection in Asia and an underweighting in Australia contributed to relative performance.
For the Franklin Rising Dividends sleeve of the Fund, stock selection and an underweight in information technology, an overweight in industrials, and security selection and an underweight in consumer discretionary curbed relative returns. Security selection and an underweight in financials, stock selection and an overweight in materials, and a lack of exposure to utilities contributed to performance relative to the benchmark.
Notable detractors included Becton, Dickinson, Raytheon Technologies, and General Dynamics. Medical products supplier Becton, Dickinson hindered relative performance. We expect that Becton, Dickinson will see better demand for medical supplies as routine health care services bounce back, and the company could benefit from its COVID-19 test and demand for related medical products. In the industrials sector, aerospace and defense firms Raytheon Technologies and General Dynamics curbed relative performance amid continued weakness in the civil aviation market due to the global pandemic. However, the approval of vaccines in late 2020 has raised hopes that the market will rebound over the course of 2021 and beyond. Raytheon believes that the second quarter was the bottom for sales and earnings, with modest improvement for the third quarter and stronger results in the fourth quarter when defense spending is seasonally strong.
Contributors for the 12-month period included West Pharmaceutical Services, Albemarle and Microsoft. West Pharmaceutical Services supported relative performance as its business saw strong demand for its products in recent quarters as demand from companies working to create therapeutics to combat COVID-19 was strong. The company boasts a very resilient business model and has strong long-term growth prospects even after the positive short-term impact from COVID-19 passes. Lithium producer Albemarle boosted relative returns on optimism that rising demand for lithium from electric vehicle producers will increase over the medium term as battery costs continue to decline, which should help reduce oversupply. Enterprise software firm Microsoft boosted relative performance following a strong earnings report and on optimism its cloud-based services could benefit as more people work from home during the coronavirus pandemic. The company has seen strength in its commercial cloud services and in sales of Windows as customers migrated away from Windows 7 in recent quarters. We believe that the trends of helping business customers move to the cloud and providing workers with productivity tools should support attractive growth over the medium to longer term.
The Franklin DynaTech sleeve of the Fund enjoyed a truly exceptional year of high absolute returns and consistently broad-based outperformance versus the Russell 1000® Growth Index3, resulting in a wide return gap of more than 20 percentage points. The Fund beat the index across all 11 equity sectors, largely as a result of favorable stock

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
selection, though weighting differences and currency impacts were also net positives. Information technology holdings were instrumental as they provided the bulk of the gain, followed by smaller contributions from health care, consumer discretionary and communication services stocks. Some of what aided the Fund’s advance resulted from its lack of exposure to sectors that underperformed in the broader market, namely consumer staples, materials and energy companies. Notable individual contributors were focused on several off-index holdings such as Shopify, SEA Ltd., MercadoLibre and Adyen—the value of our investment in SEA rose nearly 400% while the others nearly tripled.
Relative returns were hindered by a handful of substantive individual detractors. A much lighter-than-index exposure to Apple weighed on the portfolio’s IT sector results as its equity value rose more than 80%. We also purchased Tesla stock during the period, thereby missing a portion of its stellar 2020 rally, and we held less than half the benchmark weighting, all of which worked against the relative outcome. Apple and Tesla were still major contributors the Fund’s absolute, standalone returns. Our off-index position in Alibaba Group Holding lagged the index, while overweighted investments in aerospace and defense companies Raytheon Technologies and HEICO4 suffered double-digit percentage declines in 2020.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Templeton Investment Council, LLC:	Peter Nori
Heather Waddell
Matthew Nagle
Franklin Advisers, Inc:	Rupert Johnson, Jr.
Matthew Moberg
Nicholas Getaz
Matthew Quinlan
Amritha Kasturiangan
Nayan Sheth
Franklin Mutual Advisers, LLC:	Peter Langerman
Timothy Rankin
Christian Correa
Schroder Investment Management
North America Inc:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,232. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $25,628. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 12.66%
Five Years	+ 7.50%
Ten Years	+ 6.19%
Service Class Shares
One Year	+ 12.38%
Five Years	+ 7.23%
Ten Years	+ 5.93%
1.The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2.The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures quity market performance of developedmarkets. The index consists of more than 20 developed-market country indexes, ncluding the United States.
3.The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.
4.Security was not held in the Fund as of 12/31/2020.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,221.90	0.73%	$4.08
Service Class Shares	1,000.00	1,220.40	0.98%	5.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.71
Service Class Shares	1,000.00	1,020.30	0.98%	4.98

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	92.17%
Argentina	0.26%
Australia	0.11%
Belgium	0.53%
Canada	1.51%
China	0.97%
France	1.00%
Germany	5.12%
Hong Kong	1.63%
Ireland	0.70%
Israel	0.32%
Japan	7.34%
Netherlands	1.64%
Norway	0.56%
Republic of Korea	1.60%
Switzerland	1.43%
Taiwan	1.23%
Thailand	0.26%
United Kingdom	5.19%
United States	60.77%
Preferred Stock	0.24%
Warrant	0.00%
Corporate Bonds	0.20%
Money Market Fund	7.26%
Short-Term Investments	0.09%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	2.50%
Air Freight & Logistics	0.55%
Airlines	0.81%
Automobiles	1.56%
Banks	2.46%
Beverages	1.96%
Biotechnology	0.69%
Building Products	0.53%
Capital Markets	0.85%
Chemicals	4.48%
Commercial Services & Supplies	0.52%
Communications Equipment	1.37%
Sector	Percentage of Net Assets
Construction Materials	0.83%
Consumer Finance	1.20%
Containers & Packaging	0.97%
Diversified Consumer Services	0.03%
Diversified Financial Services	1.35%
Diversified Telecommunication Services	1.65%
Electric Utilities	1.17%
Electrical Equipment	0.62%
Electronic Equipment, Instruments & Components	1.30%
Entertainment	1.85%
Equity Real Estate Investment Trusts	0.12%
Food & Staples Retailing	1.55%
Food Products	0.65%
Health Care Equipment & Supplies	6.43%
Health Care Providers & Services	3.35%
Health Care Technology	0.25%
Hotels, Restaurants & Leisure	1.22%
Household Durables	0.83%
Household Products	0.88%
Industrial Conglomerates	3.64%
Insurance	2.02%
Interactive Media & Services	0.75%
Internet & Direct Marketing Retail	2.39%
IT Services	4.19%
Life Sciences Tools & Services	0.37%
Machinery	2.23%
Media	1.79%
Metals & Mining	2.16%
Multiline Retail	1.61%
Multi-Utilities	1.36%
Oil, Gas & Consumable Fuels	2.75%
Pharmaceuticals	4.21%
Professional Services	0.11%
Road & Rail	0.39%
Semiconductors & Semiconductor Equipment	4.97%
Software	5.25%
Specialty Retail	2.06%
Technology Hardware, Storage & Peripherals	1.87%
Textiles, Apparel & Luxury Goods	2.44%
Tobacco	0.33%
Trading Companies & Distributors	0.28%
Wireless Telecommunication Services	0.91%
Total	92.61%
LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	2.72%
Medtronic	1.84%
Samsung Electronics	1.60%
Walt Disney	1.53%
Roper Technologies	1.44%
Johnson & Johnson	1.32%
Taiwan Semiconductor Manufacturing ADR	1.23%
Albemarle	1.18%
Berkshire Hathaway Class B	1.17%
Stryker	1.14%
Total	15.17%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.17%
Argentina–0.26%
†MercadoLibre	1,750	$ 2,931,635
		2,931,635
Australia–0.11%
†Atlassian Class A	5,123	1,198,116
		1,198,116
Belgium–0.53%
†Anheuser-Busch InBev	83,934	5,855,797
		5,855,797
Canada–1.51%
Barrick Gold (New York Shares)	194,000	4,419,320
Canadian Natural Resources	60,120	1,444,788
†Shopify Class A	3,068	3,464,293
Wheaton Precious Metals	179,800	7,508,970
		16,837,371
China–0.97%
†Alibaba Group Holding	117,700	3,423,246
†Alibaba Group Holding ADR	5,327	1,239,752
Guotai Junan Securities Class H	268,400	391,105
†Meituan Dianping Class B	23	866
†Wuxi Biologics Cayman	69,417	920,562
Yum China Holdings	84,000	4,795,560
		10,771,091
France–1.00%
†Accor	35,242	1,278,607
TOTAL	92,348	3,985,943
Veolia Environnement	237,872	5,865,288
		11,129,838
Germany–5.12%
†adidas	15,691	5,708,460
BASF	24,279	1,919,077
Bayer	71,345	4,203,016
Covestro	30,164	1,858,506
†Delivery Hero	2,266	354,377
†Deutsche Bank	116,332	1,279,534
Deutsche Telekom	592,200	10,809,181
E.ON	840,003	9,301,551
Fresenius Medical Care & Co.	126,155	10,519,732
Infineon Technologies	142,638	5,447,146
Siemens ADR	77,805	5,585,621
†Zalando	1,204	133,923
		57,120,124
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hong Kong–1.63%
AIA Group	740,400	$ 9,022,602
China Pacific Insurance Group Class H	354,583	1,386,411
CK Hutchison Holdings	856,000	5,976,447
Tencent Holdings	24,636	1,772,653
		18,158,113
Ireland–0.70%
CRH	184,682	7,853,892
		7,853,892
Israel–0.32%
†Check Point Software Technologies	17,083	2,270,502
†Fiverr International	4,930	961,843
†Wix.com	1,464	365,941
		3,598,286
Japan–7.34%
Hitachi	218,000	8,604,307
Honda Motor	230,200	6,495,387
Isuzu Motors	477,900	4,549,433
Keyence	371	208,694
Kirin Holdings	382,700	9,036,693
Komatsu	242,700	6,698,099
Kyocera	91,400	5,609,986
Matsumotokiyoshi Holdings	149,400	6,372,301
Mitsubishi Electric	349,800	5,286,753
Nintendo	287	184,237
†Renesas Electronics	175,532	1,837,291
Sony	92,300	9,300,886
Sumitomo Metal Mining	163,400	7,268,192
Sumitomo Mitsui Financial Group	222,100	6,884,688
Takeda Pharmaceutical	98,221	3,554,555
		81,891,502
Netherlands–1.64%
†Adyen	1,159	2,692,984
†Argenx	874	258,389
ASML Holding (New York shares)	1,913	933,008
†Heineken	13,176	1,468,319
†ING Groep	207,219	1,926,689
NN Group	67,804	2,931,182
NXP Semiconductors	51,100	8,125,411
		18,335,982
Norway–0.56%
Yara International	149,839	6,216,151
		6,216,151
LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Republic of Korea–1.60%
Samsung Electronics	239,284	$ 17,868,645
		17,868,645
Switzerland–1.43%
Cie Financiere Richemont Class A	15,416	1,392,712
†Credit Suisse Group	157,752	2,036,716
†CRISPR Therapeutics	1,296	198,431
†LafargeHolcim	25,840	1,418,300
Lonza Group	1,094	704,718
Novartis ADR	33,857	3,197,116
Roche Holding	20,087	6,996,271
		15,944,264
Taiwan–1.23%
Taiwan Semiconductor Manufacturing ADR	125,400	13,673,616
		13,673,616
Thailand–0.26%
†Sea ADR	14,500	2,886,225
		2,886,225
United Kingdom–5.19%
AstraZeneca	4,753	473,937
BAE Systems	1,644,911	10,969,541
BP	642,123	2,215,801
BP ADR	179,419	3,681,678
British American Tobacco	68,248	2,534,517
†Burberry Group	329,973	8,057,977
†Compass Group	108,497	2,023,616
GlaxoSmithKline	187,077	3,423,128
†Informa	474,658	3,549,193
Linde	43,650	11,502,211
nVent Electric	68,800	1,602,352
Pentair	60,750	3,225,217
†Standard Chartered	620,405	3,939,537
Vodafone Group	406,380	667,474
		57,866,179
United States–60.77%
†10X Genomics Class A	1,496	211,834
Abbott Laboratories	68,335	7,481,999
AbbVie	62,300	6,675,445
Accenture Class A	48,700	12,720,927
†Adobe	3,230	1,615,388
Aflac	38,600	1,716,542
Air Products & Chemicals	36,425	9,952,038
Albemarle	89,370	13,183,863
Alleghany	1,280	772,723
†Alphabet Class A	1,107	1,940,172
†Alphabet Class C	215	376,654
Altria Group	28,427	1,165,507
†Amazon.com	3,038	9,894,553
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
American Electric Power	56,300	$ 4,688,101
American Express	96,000	11,607,360
American Tower	122	27,384
Amphenol Class A	705	92,193
Analog Devices	71,291	10,531,819
†ANSYS	1,692	615,550
Anthem	5,633	1,808,700
Apple	7,884	1,046,128
†Autodesk	2,152	657,092
†Avalara	3,045	502,090
Becton Dickinson and Co	32,810	8,209,718
†Berkshire Hathaway Class B	56,200	13,031,094
†Bill.Com Holdings	1,681	229,456
†Booking Holdings	3,070	6,837,719
†Cadence Design Systems	4,035	550,495
Capital One Financial	17,669	1,746,581
Carlisle	15,730	2,456,711
†Carvana	914	218,940
†Catalent	4,018	418,153
†Cerence	5,953	598,157
†Charter Communications Class A	5,049	3,340,166
†Chegg	3,260	294,476
Chevron	25,900	2,187,255
†Chewy Class A	9,808	881,641
†Ciena	111,800	5,908,630
Cintas	16,400	5,796,744
Cisco Systems	21,718	971,880
Citigroup	22,808	1,406,341
Cognizant Technology Solutions Class A	28,898	2,368,191
Colgate-Palmolive	49,500	4,232,745
Comcast Class A	227,810	11,937,244
†CoStar Group	934	863,278
†Coupa Software	3,260	1,104,847
†Crowdstrike Holdings Class A	1,985	420,463
Crown Castle International	1,114	177,338
†Crown Holdings	95,900	9,609,180
CVS Health	74,524	5,089,989
Danaher	6,619	1,470,345
†Datadog Class A	2,265	222,967
†DexCom	535	197,800
†DocuSign	6,436	1,430,723
†Dollar Tree	93,500	10,101,740
Donaldson	37,307	2,084,715
Dover	38,200	4,822,750
Ecolab	24,700	5,344,092
†Edwards Lifesciences	4,728	431,335
†Elanco Animal Health	14,649	449,285
Eli Lilly & Co.	17,321	2,924,478
Entegris	163	15,664

LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
EOG Resources	33,600	$ 1,675,632
†EPAM Systems	9,377	3,360,248
Equinix	831	593,484
Erie Indemnity Class A	12,900	3,168,240
Everest Re Group	3,120	730,361
Exxon Mobil	26,500	1,092,330
†F5 Networks	47,800	8,409,932
†Facebook Class A	11,244	3,071,411
†Freeport-McMoRan	187,200	4,870,944
General Dynamics	65,700	9,777,474
General Electric	140,296	1,515,197
†General Motors	29,314	1,220,635
†Guardant Health	1,440	185,587
Hartford Financial Services Group	57,328	2,807,925
HCA Healthcare	47,800	7,861,188
Honeywell International	42,350	9,007,845
†HubSpot	3,097	1,227,775
†IDEXX Laboratories	3,098	1,548,597
†Illumina	1,376	509,120
†Inspire Medical Systems	3,142	590,979
International Paper	24,965	1,241,260
Intuit	2,380	904,043
†Intuitive Surgical	922	754,288
†Invitae	173	7,233
†Iovance Biotherapeutics	6,351	294,686
†iRhythm Technologies	1,887	447,615
Johnson & Johnson	93,700	14,746,506
Johnson Controls International	127,048	5,919,166
JPMorgan Chase & Co.	88,426	11,236,292
Kinder Morgan	116,607	1,594,018
KLA	712	184,344
Kraft Heinz	66,460	2,303,504
Kroger	85,400	2,712,304
Lam Research	2,233	1,054,579
†Liberty Broadband Class A	2,796	440,594
Lowe's	38,200	6,131,482
Marathon Petroleum	243,300	10,062,888
Mastercard Class A	5,503	1,964,241
†Match Group	4,325	653,897
McCormick & Co Non-Voting Shares	51,500	4,923,400
McDonald's	25,700	5,514,706
Medtronic	174,971	20,496,103
Merck & Co	36,006	2,945,291
Microsoft	136,163	30,285,374
†MongoDB	3,184	1,143,183
Monolithic Power Systems	1,999	732,094
Moody's	1,094	317,523
MSCI	2,839	1,267,699
Nasdaq	24,050	3,192,397
†Natera	2,902	288,807
†Netflix	530	286,587
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
NextEra Energy	8,591	$ 662,796
NIKE Class B	58,300	8,247,701
Norfolk Southern	18,200	4,324,502
NVIDIA	3,905	2,039,191
†Okta	4,287	1,090,013
Oracle	110,370	7,139,835
†PayPal Holdings	11,584	2,712,973
PepsiCo	36,700	5,442,610
Perrigo	20,300	907,816
Pfizer	67,325	2,478,233
Pinnacle West Capital	46,600	3,725,670
†Pinterest Class A	6,406	422,155
Procter & Gamble	39,900	5,551,686
†Q2 Holdings	3,924	496,504
Raytheon Technologies	99,364	7,105,520
†Repligen	3,024	579,489
ResMed	2,023	430,009
†RingCentral Class A	2,094	793,563
Roper Technologies	37,315	16,086,123
†Ross Stores	53,600	6,582,616
†salesforce.com	5,029	1,119,103
SBA Communications	2,049	578,084
†ServiceNow	5,887	3,240,381
†Skechers USA Class A	106,800	3,838,392
†Snowflake Class A	294	82,732
Southern	64,300	3,949,949
†Southwest Airlines	164,500	7,667,345
†Spotify Technology	785	247,008
†Square Class A	5,044	1,097,776
State Street	6,300	458,514
STERIS	1,482	280,898
Stryker	51,959	12,732,033
†Synopsys	4,067	1,054,329
Sysco	41,700	3,096,642
Target	43,815	7,734,662
†Teladoc Health	3,800	759,848
Teradyne	649	77,809
†Tesla	3,392	2,393,633
Texas Instruments	65,850	10,807,960
Thermo Fisher Scientific	2,525	1,176,094
TJX	147,700	10,086,433
†T-Mobile US	70,000	9,439,500
Tradeweb Markets Class A	7,793	486,673
†Twilio Class A	4,799	1,624,461
†Tyler Technologies	607	264,968
United Parcel Service Class B	36,125	6,083,450
UnitedHealth Group	33,736	11,830,540
†Veeva Systems Class A	5,340	1,453,815
Verisk Analytics	1,613	334,843
Verizon Communications	129,500	7,608,125
Visa Class A	54,888	12,005,652
Voya Financial	34,677	2,039,354
Walmart	35,100	5,059,665

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United States (continued)
†Walt Disney	94,125	$ 17,053,567
Wells Fargo & Co.	68,767	2,075,388
West Pharmaceutical Services	33,100	9,377,561
†Western Digital	35,808	1,983,405
Westinghouse Air Brake Technologies	109,200	7,993,440
Williams	135,530	2,717,376
†Workday Class A	1,924	461,010
WW Grainger	7,700	3,144,218
†Zendesk	948	135,678
Zimmer Biomet Holdings	51,000	7,858,590
Zoetis	1,203	199,097
†ZoomInfo Technologies Class A	1,772	85,464
		677,552,866
Total Common Stock (Cost $677,822,059)		1,027,689,693
PREFERRED STOCK–0.24%
Germany–0.24%
Volkswagen 2.67%	14,693	2,745,883
Total Preferred Stock (Cost $2,084,537)		2,745,883
WARRANT–0.00%
Switzerland–0.00%
†Cie Financiere Richemont exp 11/23/22 exercise price CHF 0.0000	25,694	6,675
Total Warrant (Cost $0)		6,675

Principal Amount
CORPORATE BONDS–0.20%
United States–0.20%
American Airlines 11.75% 7/15/25	704,000	811,888
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
United States (continued)
‡Frontier Communications
10.50% 9/15/22	930,000	$ 483,600
11.00% 9/15/25	476,000	249,900
Macy's 8.38% 6/15/25	150,000	166,524
Mileage Plus Holdings / Mileage Plus Intellectual Property Assets 6.50% 6/20/27	461,000	495,575
Total Corporate Bonds (Cost $2,589,055)		2,207,487

	Number of Shares
MONEY MARKET FUND–7.26%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	80,935,845	80,935,845
Total Money Market Fund (Cost $80,935,845)		80,935,845

	Principal Amount
SHORT-TERM INVESTMENTS–0.09%
U.S. TREASURY OBLIGATIONS–0.09%
U.S. Treasury Bills
×≠0.00% 1/28/21	500,000	499,981
≠0.00% 4/1/21	500,000	499,903
		999,884
Total Short-Term Investments (Cost $999,864)		999,884

TOTAL INVESTMENTS–99.96% (Cost $764,431,360)	1,114,585,467
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	417,274
NET ASSETS APPLICABLE TO 28,199,116 SHARES OUTSTANDING–100.00%	$1,115,002,741
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($90,558,330 / 2,290,019 Shares)	$39.545
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($1,024,444,411 / 25,909,097 Shares)	$39.540
LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 835,982,274
Distributable earnings/(accumulated loss)	279,020,467
TOTAL NET ASSETS	$1,115,002,741

† Non-income producing.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
× Fully or partially pledged as collateral for derivatives.
≠ The rate shown is the effective yield at the time of purchase.
★ Includes $4,287,580 cash collateral held at broker for futures contracts, $137,262 variation margin due from broker on futures contracts, $7,059,310 payable for securities purchased, $584,432 payable for fund shares redeemed, $116,412 other accrued expenses payable, $832,133 due to manager and affiliates and $787,085 due from custodian as of December 31, 2020.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	(15,091)	USD	18,405	2/23/21	$ —	$ (53)
BOA	GBP	213,123	USD	(278,510)	1/19/21	12,983	—
HSBC	CHF	(713,275)	USD	803,720	2/16/21	—	(3,083)
HSBC	CHF	(336,000)	USD	380,421	2/16/21	363	—
HSBC	EUR	(7,284,143)	USD	8,845,969	2/23/21	—	(63,521)
HSBC	EUR	(1,450,000)	USD	1,778,643	2/23/21	5,097	—
HSBC	GBP	(2,806,097)	USD	3,661,832	1/19/21	—	(176,137)
HSBC	GBP	263,918	USD	(345,293)	1/19/21	15,676	—
HSBC	KRW	(1,315,960,040)	USD	1,175,107	5/14/21	—	(34,106)
HSBC	KRW	19,444,950	USD	(17,918)	5/14/21	—	(51)
HSBC	KRW	345,429,225	USD	(313,301)	5/14/21	4,108	—
HSBC	KRW	(1,543,248,385)	USD	1,402,400	6/18/21	—	(15,584)
UBS	CHF	(713,275)	USD	803,487	2/16/21	—	(3,316)
UBS	EUR	(285,176)	USD	347,313	2/23/21	—	(1,496)
UBS	GBP	286,908	USD	(379,911)	1/19/21	12,501	—
UBS	GBP	(290,000)	USD	391,292	1/19/21	—	(5,349)
Total Foreign Currency Exchange Contracts						$50,728	$(302,696)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
52	British Pound	$ 4,439,175	$ 4,349,322	3/15/21	$ 89,853	$ —
47	Euro	7,194,525	7,139,205	3/15/21	55,320	—
43	Japanese Yen	5,207,837	5,171,563	3/15/21	36,274	—
					181,447	—
Equity Contracts:
18	E-mini MSCI Emerging Markets Index	1,159,380	1,126,662	3/19/21	32,718	—
165	E-mini S&P 500 Index	30,927,600	30,244,561	3/19/21	683,039	—
13	E-mini S&P MidCap 400 Index	2,994,550	2,918,253	3/19/21	76,297	—
167	Euro STOXX 50 Index	7,242,552	7,142,539	3/19/21	100,013	—
50	FTSE 100 Index	4,389,678	4,445,265	3/19/21	—	(55,587)
20	Nikkei 225 Index (OSE)	5,314,997	5,096,207	3/11/21	218,790	—
					1,110,857	(55,587)
Total Futures Contracts					$1,292,304	$(55,587)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CHF–Swiss Franc
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
KRW–South Korean Won
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 21,099,289
Interest	21,095
Foreign taxes withheld	(1,016,818)
20,103,566
EXPENSES:
Management fees	6,535,665
Distribution fees-Service Class	2,335,319
Shareholder servicing fees	294,140
Accounting and administration expenses	267,116
Custodian fees	175,652
Reports and statements to shareholders	100,294
Professional fees	49,174
Pricing fees	38,320
Trustees’ fees and expenses	25,015
Consulting fees	3,920
Other	13,183
9,837,798
Less:
Management fees waived	(68,277)
Total operating expenses	9,769,521
NET INVESTMENT INCOME	10,334,045
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(17,053,796)
Foreign currencies	(7,831)
Foreign currency exchange contracts	(1,001,480)
Futures contracts	(1,070,217)
Net realized loss	(19,133,324)
Net change in unrealized appreciation (depreciation) of:
Investments	132,101,413
Foreign currencies	35,990
Foreign currency exchange contracts	(40,066)
Futures contracts	651,055
Net change in unrealized appreciation (depreciation)	132,748,392
NET REALIZED AND UNREALIZED GAIN	113,615,068
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,949,113
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,334,045	$ 15,613,251
Net realized loss	(19,133,324)	(47,689,601)
Net change in unrealized appreciation (depreciation)	132,748,392	152,746,408
Net increase in net assets resulting from operations	123,949,113	120,670,058
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(876,989)	(1,966,601)
Service Class	(7,621,022)	(20,581,919)
Return of capital:
Standard Class	—	(19,165)
Service Class	—	(200,576)
	(8,498,011)	(22,768,261)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,255,139	3,755,802
Service Class	51,498,877	83,990,247
Reinvestment of dividends and distributions:
Standard Class	876,989	1,985,766
Service Class	7,621,022	20,782,495
	65,252,027	110,514,310
Cost of shares redeemed:
Standard Class	(9,535,371)	(7,331,414)
Service Class	(128,996,779)	(89,002,517)
	(138,532,150)	(96,333,931)
Increase (decrease) in net assets derived from capital share transactions	(73,280,123)	14,180,379
NET INCREASE IN NET ASSETS	42,170,979	112,082,176
NET ASSETS:
Beginning of year	1,072,831,762	960,749,586
End of year	$1,115,002,741	$1,072,831,762
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2,3]
Net asset value, beginning of period	$ 35.448	$ 32.180	$ 35.974	$ 30.020	$ 29.762
Income (loss) from investment operations:
Net investment income[4]	0.431	0.598	0.491	0.455	0.433
Net realized and unrealized gain (loss)	4.052	3.511	(3.779)	5.968	0.289
Total from investment operations	4.483	4.109	(3.288)	6.423	0.722
Less dividends and distributions from:
Net investment income	(0.386)	(0.636)	(0.506)	(0.469)	(0.464)
Net realized gain	—	(0.199)	—	—	—
Return of capital	—	(0.006)	—	—	—
Total dividends and distributions	(0.386)	(0.841)	(0.506)	(0.469)	(0.464)
Net asset value, end of period	$ 39.545	$ 35.448	$ 32.180	$ 35.974	$ 30.020
Total return[5]	12.66%	12.80%	(9.14%)	21.41%	2.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 90,558	$ 84,909	$ 78,653	$ 92,307	$82,911
Ratio of expenses to average net assets	0.73%	0.74%	0.73%	0.72%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.73%	0.72%	0.73%
Ratio of net investment income to average net assets	1.25%	1.76%	1.37%	1.36%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.76%	1.37%	—	—
Portfolio turnover	45%	29%	30%	17%	58%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2,3]
Net asset value, beginning of period	$ 35.451	$ 32.187	$ 35.975	$ 30.027	$ 29.773
Income (loss) from investment operations:
Net investment income[4]	0.344	0.512	0.401	0.372	0.360
Net realized and unrealized gain (loss)	4.041	3.507	(3.770)	5.961	0.285
Total from investment operations	4.385	4.019	(3.369)	6.333	0.645
Less dividends and distributions from:
Net investment income	(0.296)	(0.551)	(0.419)	(0.385)	(0.391)
Net realized gain	—	(0.199)	—	—	—
Return of capital	—	(0.005)	—	—	—
Total dividends and distributions	(0.296)	(0.755)	(0.419)	(0.385)	(0.391)
Net asset value, end of period	$ 39.540	$ 35.451	$ 32.187	$ 35.975	$ 30.027
Total return[5]	12.38%	12.51%	(9.37%)	21.10%	2.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,024,444	$987,922	$882,097	$914,177	$788,470
Ratio of expenses to average net assets	0.98%	0.99%	0.98%	0.97%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	0.99%	0.98%	—	—
Ratio of net investment income to average net assets	1.00%	1.51%	1.12%	1.11%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	1.51%	1.12%	—	—
Portfolio turnover	45%	29%	30%	17%	58%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation..
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $11,585 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.65% of the next $300 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
Templeton Investment Counsel, LLC, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$62,432
Legal	11,049
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–17

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $84,081 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$590,022
Distribution fees payable to LFD	214,983
Shareholder servicing fees payable to Lincoln Life	27,128
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2020, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2020, the Portfolio paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
Canaccorde Capital	$2,760
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$420,265,375
Sales	507,254,114
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$768,316,729
Aggregate unrealized appreciation of investments and derivatives	$365,665,634
Aggregate unrealized depreciation of investments and derivatives	(19,189,250)
Net unrealized appreciation of investments and derivatives	$346,476,384
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–18

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 2,931,635	$ —	$—	$ 2,931,635
Australia	1,198,116	—	—	1,198,116
Belgium	—	5,855,797	—	5,855,797
Canada	16,837,371	—	—	16,837,371
China	6,035,312	4,735,779	—	10,771,091
France	—	11,129,838	—	11,129,838
Germany	5,585,621	51,534,503	—	57,120,124
Hong Kong	—	18,158,113	—	18,158,113
Ireland	—	7,853,892	—	7,853,892
Israel	3,598,286	—	—	3,598,286
Japan	—	81,891,502	—	81,891,502
Netherlands	10,785,127	7,550,855	—	18,335,982
Norway	—	6,216,151	—	6,216,151
Republic of Korea	—	17,868,645	—	17,868,645
Switzerland	3,395,547	12,548,717	—	15,944,264
Taiwan	13,673,616	—	—	13,673,616
Thailand	2,886,225	—	—	2,886,225
United Kingdom	20,011,458	37,854,721	—	57,866,179
United States	677,552,866	—	—	677,552,866
Preferred Stock	—	2,745,883	—	2,745,883
Warrant	—	6,675	—	6,675
Corporate Bonds	—	2,207,487	—	2,207,487
Money Market Fund	80,935,845	—	—	80,935,845
Short-Term Investment	—	999,884	—	999,884
Total Investments	$845,427,025	$269,158,442	$—	$1,114,585,467
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 50,728	$—	$ 50,728
Futures Contracts	$1,292,304	$ —	$—	$1,292,304
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(302,696)	$—	$ (302,696)
Futures Contract	$ (55,587)	$ —	$—	$ (55,587)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock and preferred stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, tax treatment of passive foreign investment companies (“PFIC”), defaulted bond income accruals, the tax treatment of swaps, the tax treatment of earnings from Subsidiary, straddle loss deferral and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$8,498,011	$16,569,797
Long-term capital gains	—	5,978,723
Return of capital	—	219,741
Total	$8,498,011	$22,768,261
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 680,319
Capital loss carryforward	(67,960,516)
Other temporary differences	(218,790)
Net unrealized appreciation	346,519,454
Distributable earnings/(accumulated loss)	$279,020,467
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$35,682,346	$32,278,170	$67,960,516
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	154,919	110,812
Service Class	1,527,773	2,487,182
Shares reinvested:
Standard Class	22,337	56,531
Service Class	194,132	592,642
	1,899,161	3,247,167
Shares redeemed:
Standard Class	(282,558)	(216,202)
Service Class	(3,679,878)	(2,617,861)
	(3,962,436)	(2,834,063)
Net increase (decrease)	(2,063,275)	413,104
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–20

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 50,728	Receivables and other assets net of liabilities	$(302,696)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	1,110,857	Receivables and other assets net of liabilities	(55,587)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	181,447	Receivables and other assets net of liabilities	—
Total		$1,343,032		$(358,283)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,001,480)	$ (40,066)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,696,281)	496,568
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,626,064	154,487
Total		$(2,071,697)	$610,989
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,763,403	$19,489,657
Futures contracts (average notional value)	38,489,319	142,674,372
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$12,983	$ (53)	$ 12,930
Hong Kong Shanghai Bank	25,244	(292,482)	(267,238)
UBS AG	12,501	(10,161)	2,340
Total	$50,728	$(302,696)	$(251,968)

LVIP Franklin Templeton Global Equity Managed Volatility Fund–22

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	12,930	—	—	—	—	12,930
Hong Kong Shanghai Bank	(267,238)	—	—	315,988	—	48,750
UBS AG	2,340	—	—	—	—	2,340
Total	(251,968)	—	—	315,988	—	64,020

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee for the Fund was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (together, the “Franklin Templeton Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar World Large Stock funds category and the MSCI World Net Return USD Index. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and the fees charged by Franklin Templeton Advisers to other clients. The Board considered that LIAC compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Franklin Templeton Advisers, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and Franklin Templeton Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with the complex, and considered that the Franklin Templeton Advisers may receive research and services from brokerage commissions by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Global Equity Managed Volatility Fund–31

LVIP Franklin Templeton Multi-Asset Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Franklin Templeton Multi-Asset Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned 13.94% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Franklin Multi-Asset Opportunities Composite1, returned 13.32% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
Amidst heightened volatility and uncertainty brought on by the spread of the coronavirus, global equity markets, as measured by the MSCI All Country World ex USA Index3, generated positive total returns for the year. U.S. indices posted strong performance, dominated by growth sectors which benefited from the pandemic-related lockdown. Outside of the U.S., major developed equity markets generally trailed U.S. large cap indices. Select emerging equity markets moved markedly higher during the quarter, notably China, whereas India and parts of South America lagged.
The Fund posted a robust absolute return and outperformed its blended benchmark index. Market activity over the period was driven by the spread of COVID-19 and subsequent responses by global central banks and governments to support their respective economies via monetary accommodation and fiscal stimulus. A long-running preference for growth stocks remained in place across the market-cap spectrum despite occasional rotations into small cap as well as value-oriented stocks. S&P 500 Index4 equity sectors which led the advance were able to capitalize on the “new economy” which took hold in the new “work from home” economy. The reduced demand for gasoline due to decreased commuter and business travel put unprecedented downward pressure on the price of oil. The financials, energy, traditional retail, leisure, and travel sectors significantly lagged.
In terms of asset class allocations, the Fund maintained a beneficial overweight to the U.S. and underweight to international stocks. This allocation decision strengthened relative performance as U.S. equities outpaced most of their developed market peers.
U.S. equity relative returns were supported by the performance of two growth-oriented funds, Franklin Growth Fund and Franklin Growth Opportunities Fund. Franklin Growth Opportunities Fund outperformed its index and provided the largest boost to relative results. Stock selection within information technology was the largest positive contributor. Security choices within health care, consumer discretionary and financials sectors were also beneficial. Within the Franklin Growth Fund, stock selection within the information technology, health care and communication services sectors was most accretive on a relative basis.
Conversely, the Franklin Rising Dividends Fund detracted from relative results for the period. While the Franklin Rising Dividends Fund’s focus on companies with strong free cash flow yield helped it to steer clear of more volatile names during stressful parts of the year, its dividend focus was a headwind to results during a period when growth stocks strongly outperformed.
In the non-U.S. equity space, Franklin Mutual Global Discovery Fund trailed its global equity benchmark. The Franklin Mutual Global Discovery Fund’s deep value style, along with stock selection within the financials, industrials and consumer discretionary sectors, weighed on results. However, the strategy rebounded and outperformed into year-end as it benefited from sector rotation post news of the vaccine rollout.
Fixed income positioning detracted from relative performance, with underlying fund selection constraining results. For the 12-month period, the Fund averaged a small underweight to the asset class.
The Franklin Total Return Fund provided positive absolute results but lagged the U.S. Aggregate Index, providing a headwind on a relative basis. Positioning within emerging market sovereign debt and fixed-rate mortgage backed securities weighed on results. Returns of the iShares Intermediate-Term Corporate Bond ETF benefited from investment grade corporate spread, tightening April through August, then again towards the end of the year. A 2% position in Treasury Inflation Protected Securities (TIPS) was added in the third quarter of the review period as the Fed indicated it would be willing to let inflation overshoot its 2% target.
Portfolio Managers:
Franklin Advisers, Inc.:	Thomas Nelson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,417 for the Standard Class shares and to $14,179 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,659 and $12,889, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2020 Annual Report Commentary (unaudited) (continued)
no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.94%
Five Years	+ 7.96%
Inception (5/1/14)	+ 5.64%
Service Class Shares
One Year	+ 13.65%
Five Years	+ 7.69%
Inception (5/1/14)	+ 5.38%
1. The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation(LIAC), the Fund’s advisor. The Franklin Multi-Asset Opportunities Composite is constructed as follows: 40% S&P 500® Index, 15% MSCI EAFE Index5 and 45% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3.The MSCI All Country World ex USA® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
4.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5.The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,139.20	0.42%	$2.26
Service Class Shares	1,000.00	1,137.80	0.67%	3.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.00	0.42%	$2.14
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.09%
Equity Funds	45.47%
Fixed Income Funds	39.34%
Global Equity Fund	11.54%
International Equity Fund	2.88%
Money Market Fund	0.86%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.09%
Equity Funds–45.47%
✧Franklin Growth Fund	41,103	$ 5,577,699
✧Franklin Growth Opportunities Fund– Franklin Growth Opportunities Fund	52,240	3,133,357
✢Franklin Templeton Variable Insurance Products Trust– Franklin Rising Dividends VIP Fund	232,397	7,011,414
iShares Core S&P 500 ETF	4,410	1,655,470
		17,377,940
Fixed Income Funds–39.34%
✧Franklin Total Return Fund	355,875	3,669,071
iShares Core U.S. Aggregate Bond ETF	69,103	8,167,284
iShares Intermediate-Term Corporate Bond ETF	39,418	2,435,638
iShares TIPS Bond ETF	6,000	765,900
		15,037,893
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–11.54%
✧Franklin Mutual Global Discovery Fund	153,439	$ 4,411,368
		4,411,368
International Equity Fund–2.88%
iShares Core MSCI EAFE ETF	15,930	1,100,604
		1,100,604
Money Market Fund–0.86%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	329,682	329,682
		329,682
Total Investment Companies (Cost $32,644,200)		38,257,487

TOTAL INVESTMENTS–100.09% (Cost $32,644,200)	38,257,487
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(35,576)
NET ASSETS APPLICABLE TO 3,120,592 SHARES OUTSTANDING–100.00%	$38,221,911
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,636,904 / 133,529 Shares)	$12.259
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($36,585,007 / 2,987,063 Shares)	$12.248
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$31,980,152
Distributable earnings/(accumulated loss)	6,241,759
TOTAL NET ASSETS	$38,221,911

✧ Class R-6 shares.
✢ Class 1 shares.
★ Includes $5,233 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $969 payable for fund shares redeemed, $22,304 other accrued expenses payable and $18,820 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 695,778
Foreign taxes withheld	(177)
695,601
EXPENSES:
Management fees	253,759
Distribution fees-Service Class	80,849
Accounting and administration expenses	34,578
Professional fees	26,098
Shareholder servicing fees	9,812
Reports and statements to shareholders	2,599
Consulting fees	2,281
Trustees’ fees and expenses	823
Custodian fees	459
Pricing fees	401
Other	4,317
415,976
Less:
Management fees waived	(145,488)
Expenses reimbursed	(47,533)
Total operating expenses	222,955
NET INVESTMENT INCOME	472,646
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(22,294)
Distributions from unaffiliated investment companies	908,326
Foreign currencies	2
Net realized gain	886,034
Net change in unrealized appreciation (depreciation) of:
Investments	3,245,894
Foreign currencies	75
Net change in unrealized appreciation (depreciation)	3,245,969
NET REALIZED AND UNREALIZED GAIN	4,132,003
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,604,649
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 472,646	$ 443,267
Net realized gain	886,034	695,712
Net change in unrealized appreciation (depreciation)	3,245,969	3,510,909
Net increase in net assets resulting from operations	4,604,649	4,649,888
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(45,358)	(61,725)
Service Class	(929,971)	(1,248,970)
	(975,329)	(1,310,695)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,456	246,949
Service Class	4,402,009	5,935,388
Reinvestment of dividends and distributions:
Standard Class	45,358	61,725
Service Class	929,971	1,248,970
	5,394,794	7,493,032
Cost of shares redeemed:
Standard Class	(77,891)	(61,055)
Service Class	(3,050,566)	(2,109,319)
	(3,128,457)	(2,170,374)
Increase in net assets derived from capital share transactions	2,266,337	5,322,658
NET INCREASE IN NET ASSETS	5,895,657	8,661,851
NET ASSETS:
Beginning of year	32,326,254	23,664,403
End of year	$38,221,911	$32,326,254
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.067	$ 9.724	$ 10.258	$ 9.483	$ 9.487
Income (loss) from investment operations:
Net investment income[1]	0.184	0.195	0.174	0.210	0.133
Net realized and unrealized gain (loss)	1.354	1.643	(0.544)	0.808	(0.012)
Total from investment operations	1.538	1.838	(0.370)	1.018	0.121
Less dividends and distributions from:
Net investment income	(0.144)	(0.322)	(0.164)	(0.179)	(0.101)
Net realized gain	(0.202)	(0.173)	—	—	(0.024)
Return of capital	—	—	—	(0.064)	—
Total dividends and distributions	(0.346)	(0.495)	(0.164)	(0.243)	(0.125)
Net asset value, end of period	$ 12.259	$ 11.067	$ 9.724	$ 10.258	$ 9.483
Total return[2]	13.94%	18.98%	(3.61%)	10.74%	1.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,637	$ 1,496	$ 1,096	$ 1,119	$ 1,040
Ratio of expenses to average net assets[3]	0.42%	0.42%	0.42%	0.42%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.99%	1.01%	0.99%	1.01%	1.46%
Ratio of net investment income to average net assets	1.64%	1.80%	1.68%	2.10%	1.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	1.21%	1.11%	1.51%	0.53%
Portfolio turnover	16%	10%	11%	56%	98%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.061	$ 9.721	$ 10.258	$ 9.483	$ 9.488
Income (loss) from investment operations:
Net investment income[1]	0.155	0.168	0.148	0.186	0.109
Net realized and unrealized gain (loss)	1.351	1.642	(0.544)	0.807	(0.012)
Total from investment operations	1.506	1.810	(0.396)	0.993	0.097
Less dividends and distributions from:
Net investment income	(0.117)	(0.297)	(0.141)	(0.154)	(0.078)
Net realized gain	(0.202)	(0.173)	—	—	(0.024)
Return of capital	—	—	—	(0.064)	—
Total dividends and distributions	(0.319)	(0.470)	(0.141)	(0.218)	(0.102)
Net asset value, end of period	$ 12.248	$ 11.061	$ 9.721	$ 10.258	$ 9.483
Total return[2]	13.65%	18.68%	(3.85%)	10.47%	1.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 36,585	$ 30,831	$ 22,569	$ 17,962	$11,204
Ratio of expenses to average net assets[3]	0.67%	0.67%	0.67%	0.67%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.24%	1.26%	1.24%	1.26%	1.71%
Ratio of net investment income to average net assets	1.39%	1.55%	1.43%	1.85%	1.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	0.96%	0.86%	1.26%	0.28%
Portfolio turnover	16%	10%	11%	56%	98%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) and mutual funds that are advised by unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.43% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.420% of the Fund’s average daily net assets for the Standard Class and 0.670% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 38,290	$ 47,533	$ 85,823
Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$2,061
Legal	365
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,112 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of
LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 5,233
Management fees payable to LIAC	10,238
Distribution fees payable to LFD	7,654
Shareholder servicing fees payable to Lincoln Life	928
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
At December 31, 2020, Lincoln Life directly owned 37.17% of the Fund.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$8,367,108
Sales	5,479,687
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$32,716,514
Aggregate unrealized appreciation of investments	$ 5,583,470
Aggregate unrealized depreciation of investments	(42,497)
Net unrealized appreciation of investments	$ 5,540,973
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$38,257,487	$—	$—	$38,257,487
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$410,366	$477,673
Long-term capital gains	564,963	833,022
Total	$975,329	$1,310,695
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 150,846
Undistributed long-term capital gains	549,920
Net unrealized appreciation	5,540,993
Distributable earnings/(accumulated loss)	$6,241,759
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	1,679	22,411
Service Class	401,671	548,096
Shares reinvested:
Standard Class	3,776	5,576
Service Class	77,597	113,001
	484,723	689,084
Shares redeemed:
Standard Class	(7,076)	(5,515)
Service Class	(279,564)	(195,276)
	(286,640)	(200,791)
Net increase	198,083	488,293
7. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 7. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Multi-Asset Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021. The Board noted that the net investment management
LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Franklin Templeton Multi-Asset Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Franklin Multi-Asset Opportunities Composite).The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods and below the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by Franklin were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board noted that the subadvisory fee was currently being waived as Franklin is compensated from the management fees from the underlying funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that Franklin does not receive a subadvisory fee to the extent the Fund invests in affiliated underlying funds. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted Franklin’s statement that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Multi-Asset Opportunities Fund–21

LVIP Global Allocation Managed Risk Funds
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP Global Conservative Allocation Managed Risk Fund returned 7.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Conservative Blended Composite1, returned 13.07% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
The LVIP Global Moderate Allocation Managed Risk Fund returned 6.10% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Moderate Blended Composite3, returned 14.99% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond IndexSM, returned 7.51%.
The LVIP Global Growth Allocation Managed Risk Fund returned 5.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Growth Blended Composite4, returned 15.45% and its broad-based benchmark index, the Russell 1000® Index5, returned 20.96%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index6 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)7 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the LVIP Global Allocation Managed Risk Funds and their underlying funds were impacted by market conditions and style factors during 2020. From a return standpoint, US and emerging market equities broadly outperformed developed non-US equities, which slightly outperformed fixed income on a relative basis. During 2020, US and non-US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US and non-US equity allocations to value biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Global Allocation Managed Risk Funds delivered varied returns in 2020. The Funds’ exposure to core bonds generally outperformed the fixed income portion of the composite index. Conversely, exposure to global fixed income and TIPS detracted from returns on a relative basis.
The risk management overlay of the Fund(s) had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility and high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP Global Conservative Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,670 for the Standard Class shares and to $17,235 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $20,098 and $14,576, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 7.07%
Five Years	+ 6.43%
Ten Years	+ 5.86%
Service Class Shares
One Year	+ 6.81%
Five Years	+ 6.16%
Ten Years	+ 5.59%
LVIP Global Moderate Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,180 for the Standard Class shares and to $16,756 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $22,394 and $14,576, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 6.10%
Five Years	+ 6.60%
Ten Years	+ 5.56%
Service Class Shares
One Year	+ 5.83%
Five Years	+ 6.33%
Ten Years	+ 5.30%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,186 for the Standard Class shares and to $16,762 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $23,484 and $37,103, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.86%
Five Years	+ 6.83%
Ten Years	+ 5.56%
Service Class Shares
One Year	+ 5.59%
Five Years	+ 6.56%
Ten Years	+ 5.30%
1. The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggr egate Bond Index, 21% Russell 1000®Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
5. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
6. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
7. The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Global Conservative Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,100.90	0.30%	$1.58
Service Class Shares	1,000.00	1,099.50	0.55%	2.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80
LVIP Global Moderate Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,109.40	0.29%	$1.54
Service Class Shares	1,000.00	1,108.00	0.54%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.40	0.54%	2.75

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,123.00	0.29%	$1.55
Service Class Shares	1,000.00	1,121.60	0.54%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Global Allocation Managed Risk Funds–5

LVIP Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Conservative Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.64%
Investment Companies	97.64%
Equity Funds	29.42%
Fixed Income Funds	55.75%
Global Equity Fund	0.98%
Global Fixed Income Fund	0.96%
International Equity Funds	10.53%
Unaffiliated Investment	2.26%
Investment Company	2.26%
Money Market Fund	2.26%
Total Investments	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%
LVIP Global Moderate Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.18%
Investment Companies	97.18%
Equity Funds	39.50%
Fixed Income Funds	36.04%
Global Equity Fund	1.45%
Global Fixed Income Fund	0.95%
International Equity Funds	19.24%
Unaffiliated Investment	2.65%
Investment Company	2.65%
Money Market Fund	2.65%
Total Investments	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%
LVIP Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.11%
Investment Companies	97.11%
Equity Funds	44.02%
Fixed Income Funds	26.44%
Global Equity Fund	1.44%
Global Fixed Income Fund	0.94%
International Equity Funds	24.27%
Unaffiliated Investment	2.69%
Investment Company	2.69%
Money Market Fund	2.69%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–6

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.64%
INVESTMENT COMPANIES–97.64%
Equity Funds–29.42%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	335,447	$ 11,855,352
LVIP MFS Value Fund	364,159	17,263,667
LVIP SSGA Large Cap 100 Fund	3,254,835	42,042,700
LVIP SSGA Mid-Cap Index Fund	1,893,803	24,170,611
LVIP SSGA S&P 500 Index Fund	6,416,274	154,548,804
LVIP SSGA Small-Cap Index Fund	869,915	31,237,776
LVIP T. Rowe Price Growth Stock Fund	863,151	55,763,006
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	337,597	12,372,268
		349,254,184
Fixed Income Funds–55.75%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	5,404,146	57,073,184
LVIP Delaware Bond Fund	17,210,670	247,902,494
LVIP JPMorgan High Yield Fund	3,494,469	37,125,233
LVIP PIMCO Low Duration Bond Fund	762,592	7,690,745
LVIP SSGA Bond Index Fund	4,705,850	56,738,439
LVIP SSGA Short-Term Bond Index Fund	737,059	7,686,785
LVIP Western Asset Core Bond Fund	22,959,041	247,544,383
		661,761,263
Global Equity Fund–0.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	1,335,714	11,636,741
		11,636,741
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	943,679	$ 11,405,305
		11,405,305
International Equity Funds–10.53%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	752,570	11,841,690
LVIP MFS International Growth Fund	1,103,919	24,010,227
LVIP Mondrian International Value Fund	1,096,854	16,826,838
LVIP SSGA Developed International 150 Fund	1,570,981	11,986,587
LVIP SSGA Emerging Markets Equity Index Fund	1,187,149	15,723,789
LVIP SSGA International Index Fund	4,297,090	44,578,011
		124,967,142
Total Affiliated Investments (Cost $905,908,522)		1,159,024,635
UNAFFILIATED INVESTMENT–2.26%
INVESTMENT COMPANY–2.26%
Money Market Fund–2.26%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	26,754,515	26,754,515
Total Unaffiliated Investment (Cost $26,754,515)		26,754,515

TOTAL INVESTMENTS–99.90% (Cost $932,663,037)	1,185,779,150
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	1,233,276
NET ASSETS APPLICABLE TO 81,837,742 SHARES OUTSTANDING–100.00%	$1,187,012,426

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–7

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
7	Australian Dollar	$ 539,000	$ 519,595	3/15/21	$ 19,405	$ —
12	British Pound	1,024,425	1,007,635	3/15/21	16,790	—
10	Euro	1,530,750	1,519,820	3/15/21	10,930	—
11	Japanese Yen	1,332,238	1,322,718	3/15/21	9,520	—
1	Swedish Krona	243,580	236,181	3/15/21	7,399	—
					64,044	—
Equity Contracts:
25	E-mini MSCI Emerging Markets Index	1,610,250	1,566,029	3/19/21	44,221	—
22	E-mini Russell 2000 Index	2,172,280	2,111,789	3/19/21	60,491	—
89	E-mini S&P 500 Index	16,682,160	16,291,147	3/19/21	391,013	—
19	E-mini S&P MidCap 400 Index	4,376,650	4,260,261	3/19/21	116,389	—
42	Euro STOXX 50 Index	1,821,480	1,800,217	3/19/21	21,263	—
12	FTSE 100 Index	1,053,523	1,066,085	3/19/21	—	(12,562)
17	OMXS 30 Index	388,087	391,155	1/15/21	—	(3,068)
4	SPI 200 Index	503,970	506,902	3/18/21	—	(2,932)
8	TOPIX Index	1,398,092	1,355,877	3/11/21	42,215	—
					675,592	(18,562)
Total Futures Contracts					$739,636	$(18,562)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–8

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.18%
INVESTMENT COMPANIES–97.18%
Equity Funds–39.50%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	3,652,576	$ 129,089,339
LVIP SSGA Large Cap 100 Fund	25,667,514	331,547,278
LVIP SSGA Mid-Cap Index Fund	10,309,529	131,580,520
LVIP SSGA S&P 500 Index Fund	55,490,810	1,336,607,130
LVIP SSGA Small-Cap Index Fund	6,629,932	238,074,229
LVIP T. Rowe Price Growth Stock Fund	4,408,552	284,810,087
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,675,698	134,706,975
		2,586,415,558
Fixed Income Funds–36.04%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	29,419,239	310,696,584
LVIP Delaware Bond Fund	50,115,570	721,864,673
LVIP JPMorgan High Yield Fund	14,386,446	152,841,603
LVIP PIMCO Low Duration Bond Fund	8,608,043	86,812,109
LVIP SSGA Bond Index Fund	27,152,824	327,381,593
LVIP SSGA Short-Term Bond Index Fund	3,481,376	36,307,271
LVIP Western Asset Core Bond Fund	67,098,763	723,458,866
		2,359,362,699
Global Equity Fund–1.45%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	10,906,609	95,018,373
		95,018,373
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.95%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	5,136,940	$ 62,085,062
		62,085,062
International Equity Funds–19.24%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	8,194,144	128,934,860
LVIP MFS International Growth Fund	12,671,057	275,595,485
LVIP Mondrian International Value Fund	10,856,634	166,551,615
LVIP SSGA Developed International 150 Fund	21,207,574	161,813,793
LVIP SSGA Emerging Markets 100 Fund	7,878,472	67,187,612
LVIP SSGA Emerging Markets Equity Index Fund	15,404,182	204,028,392
LVIP SSGA International Index Fund	24,645,242	255,669,738
		1,259,781,495
Total Affiliated Investments (Cost $4,617,517,944)		6,362,663,187
UNAFFILIATED INVESTMENT–2.65%
INVESTMENT COMPANY–2.65%
Money Market Fund–2.65%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	173,479,960	173,479,960
Total Unaffiliated Investment (Cost $173,479,960)		173,479,960

TOTAL INVESTMENTS–99.83% (Cost $4,790,997,904)	6,536,143,147
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	11,283,741
NET ASSETS APPLICABLE TO 429,075,196 SHARES OUTSTANDING–100.00%	$6,547,426,888

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–9

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
46	Australian Dollar	$ 3,542,000	$ 3,414,709	3/15/21	$ 127,291	$ —
81	British Pound	6,914,868	6,801,027	3/15/21	113,841	—
68	Euro	10,409,100	10,334,864	3/15/21	74,236	—
83	Japanese Yen	10,052,338	9,981,024	3/15/21	71,314	—
10	Swedish Krona	2,435,800	2,364,858	3/15/21	70,942	—
					457,624	—
Equity Contracts:
296	E-mini MSCI Emerging Markets Index	19,065,360	18,541,127	3/19/21	524,233	—
134	E-mini Russell 2000 Index	13,231,160	12,862,663	3/19/21	368,497	—
552	E-mini S&P 500 Index	103,466,880	101,041,727	3/19/21	2,425,153	—
123	E-mini S&P MidCap 400 Index	28,333,050	27,579,462	3/19/21	753,588	—
298	Euro STOXX 50 Index	12,923,836	12,772,973	3/19/21	150,863	—
87	FTSE 100 Index	7,638,038	7,729,111	3/19/21	—	(91,073)
120	OMXS 30 Index	2,739,438	2,761,097	1/15/21	—	(21,659)
31	SPI 200 Index	3,905,768	3,928,495	3/18/21	—	(22,727)
59	TOPIX Index	10,310,929	9,996,167	3/11/21	314,762	—
					4,537,096	(135,459)
Total Futures Contracts					$4,994,720	$(135,459)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–10

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.11%
INVESTMENT COMPANIES–97.11%
Equity Funds–44.02%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Mid Cap Value Fund	2,222,851	$ 78,560,008
LVIP SSGA Large Cap 100 Fund	32,743,138	422,943,116
LVIP SSGA Mid-Cap Index Fund	25,096,150	320,302,157
LVIP SSGA S&P 500 Index Fund	78,152,362	1,882,455,932
LVIP SSGA Small-Cap Index Fund	10,375,416	372,570,828
LVIP T. Rowe Price Growth Stock Fund	5,670,819	366,357,588
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,237,019	81,982,288
		3,525,171,917
Fixed Income Funds–26.44%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	14,321,202	151,246,212
LVIP Delaware Bond Fund	50,931,891	733,622,962
LVIP JPMorgan High Yield Fund	19,535,649	207,546,736
LVIP PIMCO Low Duration Bond Fund	4,385,873	44,231,531
LVIP SSGA Bond Index Fund	18,704,947	225,525,541
LVIP SSGA Short-Term Bond Index Fund	1,939,252	20,224,461
LVIP Western Asset Core Bond Fund	68,190,610	735,231,154
		2,117,628,597
Global Equity Fund–1.44%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	13,273,952	115,642,672
		115,642,672
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.94%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	6,251,889	$ 75,560,328
		75,560,328
International Equity Funds–24.27%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	9,973,449	156,932,224
LVIP MFS International Growth Fund	17,296,127	376,190,750
LVIP Mondrian International Value Fund	13,721,354	210,499,293
LVIP SSGA Developed International 150 Fund	29,142,517	222,357,406
LVIP SSGA Emerging Markets 100 Fund	9,589,517	81,779,400
LVIP SSGA Emerging Markets Equity Index Fund	18,749,342	248,335,032
LVIP SSGA International Index Fund	62,427,745	647,625,425
		1,943,719,530
Total Affiliated Investments (Cost $5,527,190,728)		7,777,723,044
UNAFFILIATED INVESTMENT–2.69%
INVESTMENT COMPANY–2.69%
Money Market Fund–2.69%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	215,592,695	215,592,695
Total Unaffiliated Investment (Cost $215,592,695)		215,592,695

TOTAL INVESTMENTS–99.80% (Cost $5,742,783,423)	7,993,315,739
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	15,766,326
NET ASSETS APPLICABLE TO 535,220,564 SHARES OUTSTANDING–100.00%	$8,009,082,065

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–11

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
72	Australian Dollar	$ 5,544,000	$ 5,348,362	3/15/21	$ 195,638	$ —
126	British Pound	10,756,462	10,579,844	3/15/21	176,618	—
109	Euro	16,685,175	16,566,180	3/15/21	118,995	—
114	Japanese Yen	13,806,825	13,708,876	3/15/21	97,949	—
15	Swedish Krona	3,653,700	3,548,612	3/15/21	105,088	—
					694,288	—
Equity Contracts:
316	E-mini MSCI Emerging Markets Index	20,353,560	19,793,947	3/19/21	559,613	—
184	E-mini Russell 2000 Index	18,168,160	17,662,191	3/19/21	505,969	—
639	E-mini S&P 500 Index	119,774,160	116,966,784	3/19/21	2,807,376	—
141	E-mini S&P MidCap 400 Index	32,479,350	31,615,466	3/19/21	863,884	—
434	Euro STOXX 50 Index	18,821,963	18,602,250	3/19/21	219,713	—
127	FTSE 100 Index	11,149,781	11,282,727	3/19/21	—	(132,946)
174	OMXS 30 Index	3,972,185	4,003,590	1/15/21	—	(31,405)
45	SPI 200 Index	5,669,662	5,701,786	3/18/21	—	(32,124)
85	TOPIX Index	14,854,729	14,405,374	3/11/21	449,355	—
					5,405,910	(196,475)
Total Futures Contracts					$6,100,198	$(196,475)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2020
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$1,159,024,635	$6,362,663,187	$7,777,723,044
Unaffiliated investments, at value	26,754,515	173,479,960	215,592,695
Cash collateral held at broker for futures contracts	2,068,536	14,140,275	17,674,124
Receivable for fund shares sold	157,130	102,851	115,824
Receivable for securities sold	124,318	994,763	2,041,755
Variation margin due from broker on futures contracts	89,231	512,026	535,439
Prepaid expenses	3,996	21,877	26,599
Dividends and interest receivable	609	3,950	4,926
TOTAL ASSETS	1,188,222,970	6,551,918,889	8,013,714,406
LIABILITIES:
Payable for fund shares redeemed	668,229	1,647,294	1,126,898
Due to manager and affiliates	500,145	2,780,599	3,438,313
Other accrued expenses payable	42,170	64,108	67,130
TOTAL LIABILITIES	1,210,544	4,492,001	4,632,341
TOTAL NET ASSETS	$1,187,012,426	$6,547,426,888	$8,009,082,065
Affiliated investments, at cost	$ 905,908,522	$4,617,517,944	$5,527,190,728
Unaffiliated investments, at cost	26,754,515	173,479,960	215,592,695
Standard Class:
Net Assets	$ 91,578,427	$ 230,183,314	$ 251,167,098
Shares Outstanding	6,311,365	15,079,856	16,784,667
Net Asset Value Per Share	$ 14.510	$ 15.264	$ 14.964
Service Class:
Net Assets	$1,095,433,999	$6,317,243,574	$7,757,914,967
Shares Outstanding	75,526,377	413,995,340	518,435,897
Net Asset Value Per Share	$ 14.504	$ 15.259	$ 14.964
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 987,083,178	$5,399,608,504	$6,537,364,658
Distributable earnings/(accumulated loss)	199,929,248	1,147,818,384	1,471,717,407
TOTAL NET ASSETS	$1,187,012,426	$6,547,426,888	$8,009,082,065
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 21,839,080	$ 111,144,685	$ 138,199,847
Dividends from unaffiliated investments	106,805	652,646	765,282
	21,945,885	111,797,331	138,965,129
EXPENSES:
Management fees	2,890,119	15,936,719	19,495,013
Distribution fees-Service Class	2,675,853	15,393,710	18,914,718
Shareholder servicing fees	335,254	1,848,659	2,261,422
Accounting and administration expenses	153,847	542,386	649,340
Professional fees	46,332	110,863	124,238
Custodian fees	43,510	137,853	157,391
Reports and statements to shareholders	43,087	238,763	228,315
Trustees’ fees and expenses	28,834	159,270	195,201
Consulting fees	3,933	7,606	8,768
Pricing fees	1,204	1,265	1,221
Other	20,570	108,640	134,932
	6,242,543	34,485,734	42,170,559
Less:
Management fees waived	(77,022)	(635,652)	(516,202)
Total operating expenses	6,165,521	33,850,082	41,654,357
NET INVESTMENT INCOME	15,780,364	77,947,249	97,310,772
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	11,965,449	73,277,945	90,619,223
Distributions from affiliated investment companies	14,561,393	89,275,329	114,842,290
Futures contracts	(47,841,119)	(362,359,152)	(463,071,504)
Net realized loss	(21,314,277)	(199,805,878)	(257,609,991)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	79,731,011	463,725,905	547,116,077
Foreign currencies	12,872	70,302	101,577
Futures contracts	829,304	5,570,628	6,787,592
Net change in unrealized appreciation (depreciation)	80,573,187	469,366,835	554,005,246
NET REALIZED AND UNREALIZED GAIN	59,258,910	269,560,957	296,395,255
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 75,039,274	$ 347,508,206	$ 393,706,027
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–14

LVIP Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,780,364	$ 22,850,701	$ 77,947,249	$ 115,243,021	$ 97,310,772	$ 140,811,176
Net realized gain (loss)	(21,314,277)	24,825,087	(199,805,878)	103,016,982	(257,609,991)	111,062,485
Net change in unrealized appreciation (depreciation)	80,573,187	119,435,611	469,366,835	703,388,886	554,005,246	962,783,268
Net increase in net assets resulting from operations	75,039,274	167,111,399	347,508,206	921,648,889	393,706,027	1,214,656,929
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,582,235)	(5,567,551)	(7,468,280)	(15,090,053)	(7,200,354)	(16,077,125)
Service Class	(40,829,678)	(70,097,755)	(191,474,928)	(424,525,678)	(206,486,401)	(537,835,803)
	(44,411,913)	(75,665,306)	(198,943,208)	(439,615,731)	(213,686,755)	(553,912,928)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,336,783	7,403,442	25,492,604	27,031,759	21,699,434	30,782,470
Service Class	48,890,205	50,208,756	99,007,654	157,234,296	45,922,060	108,429,983
Reinvestment of dividends and distributions:
Standard Class	3,582,235	5,567,551	7,468,280	15,090,053	7,200,354	16,077,125
Service Class	40,829,678	70,097,755	191,474,928	424,525,678	206,486,401	537,835,803
	102,638,901	133,277,504	323,443,466	623,881,786	281,308,249	693,125,381
Cost of shares redeemed:
Standard Class	(12,012,894)	(9,573,969)	(39,972,828)	(33,166,188)	(28,635,710)	(35,656,800)
Service Class	(159,881,816)	(166,785,167)	(728,161,667)	(750,740,876)	(970,226,357)	(963,324,194)
	(171,894,710)	(176,359,136)	(768,134,495)	(783,907,064)	(998,862,067)	(998,980,994)
Decrease in net assets derived from capital share transactions	(69,255,809)	(43,081,632)	(444,691,029)	(160,025,278)	(717,553,818)	(305,855,613)
NET INCREASE (DECREASE) IN NET ASSETS	(38,628,448)	48,364,461	(296,126,031)	322,007,880	(537,534,546)	354,888,388
NET ASSETS:
Beginning of year	1,225,640,874	1,177,276,413	6,843,552,919	6,521,545,039	8,546,616,611	8,191,728,223
End of year	$1,187,012,426	$1,225,640,874	$6,547,426,888	$6,843,552,919	$8,009,082,065	$8,546,616,611
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 14.113	$ 13.097	$ 14.301	$ 13.330	$ 13.188
Income (loss) from investment operations:
Net investment income[2]	0.222	0.297	0.324	0.256	0.249
Net realized and unrealized gain (loss)	0.758	1.651	(0.950)	1.142	0.412
Total from investment operations	0.980	1.948	(0.626)	1.398	0.661
Less dividends and distributions from:
Net investment income	(0.307)	(0.366)	(0.367)	(0.328)	(0.304)
Net realized gain	(0.276)	(0.566)	(0.211)	(0.099)	(0.215)
Total dividends and distributions	(0.583)	(0.932)	(0.578)	(0.427)	(0.519)
Net asset value, end of period	$ 14.510	$ 14.113	$ 13.097	$ 14.301	$ 13.330
Total return[3]	7.07%	15.01%	(4.45%)	10.50%	5.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,578	$ 88,187	$ 78,617	$ 82,493	$73,615
Ratio of expenses to average net assets[4]	0.30%	0.31%	0.30%	0.29%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.30%	—	—
Ratio of net investment income to average net assets	1.60%	2.10%	2.29%	1.82%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	2.10%	2.29%	—	—
Portfolio turnover	26%	18%	26%	24%	34%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–16

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 14.108	$ 13.094	$ 14.294	$ 13.325	$ 13.185
Income (loss) from investment operations:
Net investment income[2]	0.187	0.261	0.288	0.220	0.215
Net realized and unrealized gain (loss)	0.755	1.649	(0.948)	1.141	0.410
Total from investment operations	0.942	1.910	(0.660)	1.361	0.625
Less dividends and distributions from:
Net investment income	(0.270)	(0.330)	(0.329)	(0.293)	(0.270)
Net realized gain	(0.276)	(0.566)	(0.211)	(0.099)	(0.215)
Total dividends and distributions	(0.546)	(0.896)	(0.540)	(0.392)	(0.485)
Net asset value, end of period	$ 14.504	$ 14.108	$ 13.094	$ 14.294	$ 13.325
Total return[3]	6.81%	14.72%	(4.69%)	10.22%	4.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,095,434	$1,137,454	$1,098,660	$1,304,701	$1,374,671
Ratio of expenses to average net assets[4]	0.55%	0.56%	0.55%	0.54%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.55%	—	—
Ratio of net investment income to average net assets	1.35%	1.85%	2.04%	1.57%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.85%	2.04%	—	—
Portfolio turnover	26%	18%	26%	24%	34%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 14.876	$ 13.850	$ 15.105	$ 13.513	$ 13.341
Income (loss) from investment operations:
Net investment income[2]	0.212	0.288	0.310	0.258	0.222
Net realized and unrealized gain (loss)	0.680	1.761	(1.128)	1.677	0.356
Total from investment operations	0.892	2.049	(0.818)	1.935	0.578
Less dividends and distributions from:
Net investment income	(0.308)	(0.347)	(0.370)	(0.336)	(0.253)
Net realized gain	(0.196)	(0.676)	(0.067)	(0.007)	(0.153)
Total dividends and distributions	(0.504)	(1.023)	(0.437)	(0.343)	(0.406)
Net asset value, end of period	$ 15.264	$ 14.876	$ 13.850	$ 15.105	$ 13.513
Total return[3]	6.10%	15.02%	(5.43%)	14.32%	4.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$230,183	$231,407	$206,919	$234,424	$210,980
Ratio of expenses to average net assets[4]	0.29%	0.30%	0.30%	0.29%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.30%	—	—
Ratio of net investment income to average net assets	1.46%	1.96%	2.06%	1.77%	1.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.45%	1.96%	2.06%	—	—
Portfolio turnover	25%	19%	24%	20%	23%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–18

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 14.872	$ 13.848	$ 15.100	$ 13.510	$ 13.340
Income (loss) from investment operations:
Net investment income[2]	0.176	0.251	0.272	0.221	0.188
Net realized and unrealized gain (loss)	0.677	1.759	(1.125)	1.676	0.354
Total from investment operations	0.853	2.010	(0.853)	1.897	0.542
Less dividends and distributions from:
Net investment income	(0.270)	(0.310)	(0.332)	(0.300)	(0.219)
Net realized gain	(0.196)	(0.676)	(0.067)	(0.007)	(0.153)
Total dividends and distributions	(0.466)	(0.986)	(0.399)	(0.307)	(0.372)
Net asset value, end of period	$ 15.259	$ 14.872	$ 13.848	$ 15.100	$ 13.510
Total return[3]	5.83%	14.73%	(5.67%)	14.04%	4.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,317,244	$6,612,145	$6,314,626	$7,196,361	$6,959,522
Ratio of expenses to average net assets[4]	0.54%	0.55%	0.55%	0.54%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.55%	—	—
Ratio of net investment income to average net assets	1.21%	1.71%	1.81%	1.52%	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.71%	1.81%	—	—
Portfolio turnover	25%	19%	24%	20%	23%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 14.561	$ 13.467	$ 14.765	$ 13.058	$ 12.711
Income (loss) from investment operations:
Net investment income[2]	0.210	0.275	0.288	0.264	0.228
Net realized and unrealized gain (loss)	0.632	1.826	(1.224)	1.778	0.377
Total from investment operations	0.842	2.101	(0.936)	2.042	0.605
Less dividends and distributions from:
Net investment income	(0.317)	(0.331)	(0.362)	(0.335)	(0.258)
Net realized gain	(0.122)	(0.676)	—	—	—
Total dividends and distributions	(0.439)	(1.007)	(0.362)	(0.335)	(0.258)
Net asset value, end of period	$ 14.964	$ 14.561	$ 13.467	$ 14.765	$ 13.058
Total return[3]	5.86%	15.86%	(6.33%)	15.63%	4.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$251,167	$244,405	$215,402	$231,178	$199,014
Ratio of expenses to average net assets[4]	0.29%	0.30%	0.30%	0.29%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.30%	—	—
Ratio of net investment income to average net assets	1.49%	1.91%	1.96%	1.87%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	1.91%	1.96%	—	—
Portfolio turnover	24%	17%	22%	19%	21%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–20

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 14.562	$ 13.470	$ 14.763	$ 13.059	$ 12.713
Income (loss) from investment operations:
Net investment income[2]	0.174	0.239	0.251	0.229	0.195
Net realized and unrealized gain (loss)	0.630	1.823	(1.220)	1.775	0.377
Total from investment operations	0.804	2.062	(0.969)	2.004	0.572
Less dividends and distributions from:
Net investment income	(0.280)	(0.294)	(0.324)	(0.300)	(0.226)
Net realized gain	(0.122)	(0.676)	—	—	—
Total dividends and distributions	(0.402)	(0.970)	(0.324)	(0.300)	(0.226)
Net asset value, end of period	$ 14.964	$ 14.562	$ 13.470	$ 14.763	$ 13.059
Total return[3]	5.59%	15.56%	(6.56%)	15.34%	4.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,757,915	$8,302,212	$7,976,326	$9,144,310	$8,659,383
Ratio of expenses to average net assets[4]	0.54%	0.55%	0.55%	0.54%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.55%	—	—
Ratio of net investment income to average net assets	1.24%	1.66%	1.71%	1.62%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.23%	1.66%	1.71%	—	—
Portfolio turnover	24%	17%	22%	19%	21%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in
LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee for each Fund. This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
0.01%	0.015%	0.01%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$71,686	$395,638	$484,756
Legal	12,687	70,022	85,801
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$31,492	$180,413	$157,565
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had liabilities payable to affiliates as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$240,202	$1,293,289	$1,614,219
Distribution fees payable to LFD	230,919	1,327,713	1,629,042
Shareholder servicing fees payable to Lincoln Life	29,024	159,597	195,052
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.64%@
Equity Funds-29.42%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 12,525,724	$ 3,943,215	$ 5,190,942	$ (886,951)	$ 1,464,306	$ 11,855,352	335,447	$ 284,804	$ 132,437
✧✧LVIP MFS Value Fund	18,915,968	3,579,851	6,149,203	(196,041)	1,113,092	17,263,667	364,159	265,491	2,984
LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Conservative Allocation Managed Risk Fund (continued)
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Large Cap 100 Fund	$ 38,045,987	$ 13,133,281	$ 11,506,427	$ (1,275,385)	$ 3,645,244	$ 42,042,700	3,254,835	$ 1,030,270	$ 838,882
✧✧LVIP SSGA Mid-Cap Index Fund	25,115,357	7,132,326	11,049,777	336,210	2,636,495	24,170,611	1,893,803	328,571	1,075,504
✧✧LVIP SSGA S&P 500 Index Fund	151,416,945	26,922,794	48,889,450	6,483,490	18,615,025	154,548,804	6,416,274	2,213,607	1,973,574
✧✧LVIP SSGA Small-Cap Index Fund	37,774,276	9,771,685	21,291,691	2,606,401	2,377,105	31,237,776	869,915	271,301	1,168,202
✧✧LVIP T. Rowe Price Growth Stock Fund	51,546,457	10,911,401	21,990,640	3,170,682	12,125,106	55,763,006	863,151	—	2,038,080
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	12,456,704	2,844,166	5,887,816	108,539	2,850,675	12,372,268	337,597	—	737,290
Fixed Income Funds-55.75%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	69,523,808	12,372,968	27,678,695	(132,033)	2,987,136	57,073,184	5,404,146	107,931	—
✧✧LVIP Delaware Bond Fund	241,672,467	85,661,673	87,946,240	(890,579)	9,405,173	247,902,494	17,210,670	5,703,966	5,030,653
✧✧LVIP JPMorgan High Yield Fund	37,745,251	6,713,499	7,618,045	(665,602)	950,130	37,125,233	3,494,469	1,730,809	—
✧✧LVIP PIMCO Low Duration Bond Fund	23,195,299	715,975	16,469,629	(54,087)	303,187	7,690,745	762,592	128,800	36,368
✧✧LVIP SSGA Bond Index Fund	57,447,803	14,252,368	17,534,765	462,007	2,111,026	56,738,439	4,705,850	1,206,420	—
✧✧LVIP SSGA Short-Term Bond Index Fund	9,302,730	3,271,560	4,998,302	41,085	69,712	7,686,785	737,059	135,099	9,427
✧✧LVIP Western Asset Core Bond Fund	241,330,074	59,091,306	67,031,142	445,528	13,708,617	247,544,383	22,959,041	5,488,402	—
Global Equity Fund-0.98%@
✧✧LVIP BlackRock Global Real Estate Fund	12,312,875	3,908,182	3,933,775	(432,710)	(217,831)	11,636,741	1,335,714	615,877	416,797
Global Fixed Income Fund-0.96%@
✧✧LVIP Global Income Fund	11,523,441	2,656,774	3,236,307	59,019	402,378	11,405,305	943,679	185,243	15,758
International Equity Funds-10.53%@
✧✧LVIP Loomis Sayles Global Growth Fund	12,616,150	1,789,322	5,738,826	583,671	2,591,373	11,841,690	752,570	29,150	493,216
✧✧LVIP MFS International Growth Fund	25,553,415	2,963,123	7,564,998	1,539,780	1,518,907	24,010,227	1,103,919	205,872	133,146
✧✧LVIP Mondrian International Value Fund	17,558,646	4,619,030	4,231,095	(324,505)	(795,238)	16,826,838	1,096,854	370,758	423,442
✧✧LVIP SSGA Developed International 150 Fund	12,496,252	3,503,485	3,635,767	(561,560)	184,177	11,986,587	1,570,981	289,194	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	13,077,446	6,522,191	5,642,685	436,229	1,330,608	15,723,789	1,187,149	244,825	35,633
✧✧LVIP SSGA International Index Fund	63,316,937	10,431,924	30,637,719	1,112,261	354,608	44,578,011	4,297,090	1,002,690	—
Total	$1,196,470,012	$296,712,099	$425,853,936	$11,965,449	$79,731,011	$1,159,024,635		$21,839,080	$14,561,393

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.18%@
Equity Funds-39.50%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 137,847,755	$ 41,166,291	$ 54,547,883	(10,115,684)	$ 14,738,860	$ 129,089,339	3,652,576	$ 3,098,324	$ 1,454,363
✧✧LVIP SSGA Large Cap 100 Fund	315,351,506	97,210,204	95,645,430	(12,076,507)	26,707,505	331,547,278	25,667,514	8,125,122	6,707,477
✧✧LVIP SSGA Mid-Cap Index Fund	138,858,985	35,044,065	56,840,532	1,207,877	13,310,125	131,580,520	10,309,529	1,788,803	5,900,161
✧✧LVIP SSGA S&P 500 Index Fund	1,293,248,282	194,743,294	355,005,264	56,661,384	146,959,434	1,336,607,130	55,490,810	19,145,659	17,142,975
✧✧LVIP SSGA Small-Cap Index Fund	278,014,449	64,238,930	140,497,415	12,684,684	23,633,581	238,074,229	6,629,932	2,067,821	9,005,281
✧✧LVIP T. Rowe Price Growth Stock Fund	258,051,885	65,757,373	113,131,884	12,725,109	61,407,604	284,810,087	4,408,552	—	10,509,490
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	137,768,413	26,862,463	60,652,001	12,020,773	18,707,327	134,706,975	3,675,698	—	8,079,525
Fixed Income Funds-36.04%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	370,901,683	76,789,978	151,854,923	(1,522,744)	16,382,590	310,696,584	29,419,239	574,478	—
✧✧LVIP Delaware Bond Fund	694,307,319	294,793,063	289,706,498	(4,262,510)	26,733,299	721,864,673	50,115,570	16,610,267	14,649,535
✧✧LVIP JPMorgan High Yield Fund	152,307,983	34,491,353	34,109,813	(3,085,193)	3,237,273	152,841,603	14,386,446	7,121,321	—
✧✧LVIP PIMCO Low Duration Bond Fund	149,018,223	10,933,318	74,753,987	(553,530)	2,168,085	86,812,109	8,608,043	1,450,056	410,535
✧✧LVIP SSGA Bond Index Fund	307,116,539	119,490,842	112,608,477	1,924,972	11,457,717	327,381,593	27,152,824	6,959,475	—
✧✧LVIP SSGA Short-Term Bond Index Fund	36,291,233	11,214,050	11,468,149	(64,910)	335,047	36,307,271	3,481,376	637,205	43,261
✧✧LVIP Western Asset Core Bond Fund	696,355,634	182,412,585	194,220,553	270,927	38,640,273	723,458,866	67,098,763	16,041,019	—
Global Equity Fund-1.45%@
✧✧LVIP BlackRock Global Real Estate Fund	135,458,267	35,587,236	64,279,309	(10,132,528)	(1,615,293)	95,018,373	10,906,609	5,057,024	3,439,591
Global Fixed Income Fund-0.95%@
✧✧LVIP Global Income Fund	61,469,533	18,847,554	20,609,011	81,029	2,295,957	62,085,062	5,136,940	1,001,475	83,865
International Equity Funds-19.24%@
✧✧LVIP Loomis Sayles Global Growth Fund	138,842,172	15,139,861	58,390,565	5,693,576	27,649,816	128,934,860	8,194,144	317,778	5,372,518
✧✧LVIP MFS International Growth Fund	322,367,937	25,531,965	103,538,009	22,321,531	8,912,061	275,595,485	12,671,057	2,367,185	1,541,011
✧✧LVIP Mondrian International Value Fund	193,140,124	38,175,864	48,505,495	(8,077,409)	(8,181,469)	166,551,615	10,856,634	3,672,102	4,296,343
✧✧LVIP SSGA Developed International 150 Fund	184,227,388	36,209,864	51,311,242	(9,761,287)	2,449,070	161,813,793	21,207,574	3,905,753	—
✧✧LVIP SSGA Emerging Markets 100 Fund	71,013,094	13,548,586	17,503,637	(3,387,683)	3,517,252	67,187,612	7,878,472	2,081,555	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	187,333,022	41,277,057	50,582,869	1,726,301	24,274,881	204,028,392	15,404,182	3,257,694	639,398
✧✧LVIP SSGA International Index Fund	388,377,548	54,646,954	196,359,441	8,999,767	4,910	255,669,738	24,645,242	5,864,569	—
Total	$6,647,668,974	$1,534,112,750	$2,356,122,387	$ 73,277,945	$463,725,905	$6,362,663,187		$111,144,685	$89,275,329

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.11%@
Equity Funds-44.02%@
✧✧LVIP Delaware Mid Cap Value Fund	$ 85,730,257	$ 23,873,384	$ 32,920,410	$ (6,072,190)	$ 7,948,967	$ 78,560,008	2,222,851	$ 1,885,990	$ 886,482
✧✧LVIP SSGA Large Cap 100 Fund	392,231,013	137,974,237	123,516,548	(15,962,062)	32,216,476	422,943,116	32,743,138	10,373,069	8,577,289
✧✧LVIP SSGA Mid-Cap Index Fund	345,420,646	76,218,411	132,938,594	3,365,073	28,236,621	320,302,157	25,096,150	4,357,731	14,379,823
✧✧LVIP SSGA S&P 500 Index Fund	1,856,896,662	259,650,080	506,243,790	91,634,245	180,518,735	1,882,455,932	78,152,362	26,985,639	24,179,424
✧✧LVIP SSGA Small-Cap Index Fund	432,241,181	86,826,952	200,036,921	(3,629,561)	57,169,177	372,570,828	10,375,416	3,238,370	14,107,846
✧✧LVIP T. Rowe Price Growth Stock Fund	319,298,888	95,612,726	137,921,897	17,991,872	71,375,999	366,357,588	5,670,819	—	13,502,031
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	85,677,925	13,973,587	35,562,349	8,570,602	9,322,523	81,982,288	2,237,019	—	4,922,889
Fixed Income Funds-26.44%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	149,997,099	52,705,579	57,544,928	(734,087)	6,822,549	151,246,212	14,321,202	227,706	—
✧✧LVIP Delaware Bond Fund	690,408,846	318,561,239	297,012,564	(4,495,325)	26,160,766	733,622,962	50,931,891	16,894,284	14,900,025
✧✧LVIP JPMorgan High Yield Fund	205,844,405	49,996,876	47,272,410	(3,653,276)	2,631,141	207,546,736	19,535,649	9,670,578	—
✧✧LVIP PIMCO Low Duration Bond Fund	186,156,862	1,868,157	146,722,447	489,610	2,439,349	44,231,531	4,385,873	831,417	209,338
✧✧LVIP SSGA Bond Index Fund	223,434,070	83,559,640	90,831,496	1,057,394	8,305,933	225,525,541	18,704,947	4,796,396	—
✧✧LVIP SSGA Short-Term Bond Index Fund	35,466,926	7,981,471	23,626,252	393,118	9,198	20,224,461	1,939,252	368,197	41,433
✧✧LVIP Western Asset Core Bond Fund	692,443,318	221,857,566	215,729,470	(824,920)	37,484,660	735,231,154	68,190,610	16,315,024	—
Global Equity Fund-1.44%@
✧✧LVIP BlackRock Global Real Estate Fund	168,486,488	38,713,863	76,496,219	(5,282,843)	(9,778,617)	115,642,672	13,273,952	6,161,442	4,191,936
Global Fixed Income Fund-0.94%@
✧✧LVIP Global Income Fund	74,847,180	26,541,234	28,577,785	95,066	2,654,633	75,560,328	6,251,889	1,212,296	100,074
International Equity Funds-24.27%@
✧✧LVIP Loomis Sayles Global Growth Fund	172,697,739	13,430,688	68,428,827	6,562,281	32,670,343	156,932,224	9,973,449	387,113	6,544,346
✧✧LVIP MFS International Growth Fund	458,884,617	22,809,631	143,251,013	13,477,751	24,269,764	376,190,750	17,296,127	3,234,328	2,107,024
✧✧LVIP Mondrian International Value Fund	262,214,596	42,926,248	68,823,686	(14,671,785)	(11,146,080)	210,499,293	13,721,354	4,644,240	5,412,939
✧✧LVIP SSGA Developed International 150 Fund	256,532,485	45,168,052	67,282,179	(12,143,905)	82,953	222,357,406	29,142,517	5,371,350	—
✧✧LVIP SSGA Emerging Markets 100 Fund	88,329,348	15,168,717	21,072,380	(3,824,753)	3,178,468	81,779,400	9,589,517	2,535,527	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	233,013,779	46,093,362	60,380,094	1,978,010	27,629,975	248,335,032	18,749,342	3,968,426	779,391
✧✧LVIP SSGA International Index Fund	889,090,035	102,191,960	366,868,022	16,298,908	6,912,544	647,625,425	62,427,745	14,740,724	—
Total	$8,305,344,365	$1,783,703,660	$2,949,060,281	$ 90,619,223	$547,116,077	$7,777,723,044		$138,199,847	$114,842,290

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$296,712,098	$1,534,112,750	$1,783,703,665
Sales	425,853,936	2,356,122,387	2,949,060,281
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$949,670,081	$4,898,969,471	$5,888,998,820
Aggregate unrealized appreciation of investments and derivatives	$236,163,845	$1,637,488,438	$2,110,322,221
Aggregate unrealized depreciation of investments and derivatives	(18,562)	(44,386)	—
Net unrealized appreciation of investments and derivatives	$236,145,283	$1,637,444,052	$2,110,322,221
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$1,159,024,635	$6,362,663,187	$7,777,723,044
Unaffiliated Investment Companies	26,754,515	173,479,960	215,592,695
Total Investments	$1,185,779,150	$6,536,143,147	$7,993,315,739
Derivatives:
Assets:
Futures Contracts	$ 739,636	$ 4,994,720	$ 6,100,198
Derivatives:
Liabilities:
Futures Contracts	$ (18,562)	$ (135,459)	$ (196,475)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year ended December 31, 2020
Ordinary income	$21,965,522	$114,468,912	$147,745,656
Long-term capital gains	22,446,391	84,474,296	65,941,099
Total	$44,411,913	$198,943,208	$213,686,755
Year ended December 31, 2019
Ordinary income	$61,485,896	$300,226,557	$215,553,468
Long-term capital gains	14,179,410	139,389,174	338,359,460
Total	$75,665,306	$439,615,731	$553,912,928
LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 13,320,132	$ 97,694,134	$ 174,423,609
Undistributed long-term capital gains	13,836,830	130,861,320	201,915,544
Other temporary differences	(63,385,867)	(718,251,426)	(1,014,943,967)
Net unrealized appreciation	236,158,153	1,637,514,356	2,110,322,221
Distributable earnings/(accumulated loss)	$199,929,248	$1,147,818,384	$ 1,471,717,407
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.   At December 31, 2020, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	678,231	529,275	1,775,325	1,843,044	1,544,533	2,162,702
Service Class	3,552,630	3,579,534	6,894,968	10,700,392	3,294,216	7,594,163
Shares reinvested:
Standard Class	252,236	395,775	499,899	1,028,499	490,355	1,124,798
Service Class	2,882,709	4,991,311	12,849,918	28,997,220	14,093,312	37,707,453
	7,365,806	9,495,895	22,020,110	42,569,155	19,422,416	48,589,116
Shares redeemed:
Standard Class	(867,968)	(678,922)	(2,751,293)	(2,256,106)	(2,034,837)	(2,497,322)
Service Class	(11,533,141)	(11,852,358)	(50,345,277)	(51,089,151)	(69,069,778)	(67,342,853)
	(12,401,109)	(12,531,280)	(53,096,570)	(53,345,257)	(71,104,615)	(69,840,175)
Net decrease	(5,035,303)	(3,035,385)	(31,076,460)	(10,776,102)	(51,682,199)	(21,251,059)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$675,592	Variation margin due from broker on futures contracts	$(18,562)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	64,044	Variation margin due from broker on futures contracts	—
Total		$739,636		$(18,562)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(49,645,688)	$657,030
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(318,966)	64,044
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,123,535	108,230
Total		$(47,841,119)	$829,304
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP Global Moderate Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$4,537,096	Variation margin due from broker on futures contracts	$(135,459)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	457,624	Variation margin due from broker on futures contracts	—
Total		$4,994,720		$(135,459)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–31

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(395,153,045)	$4,401,638
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,558,427)	457,624
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	39,352,320	711,366
Total		$(362,359,152)	$5,570,628
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$5,405,910	Variation margin due from broker on futures contracts	$(196,475)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	694,288	Variation margin due from broker on futures contracts	—
Total		$6,100,198		$(196,475)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(512,183,828)	$5,209,438
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,526,893)	694,288
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	58,639,217	883,866
Total		$(463,071,504)	$6,787,592
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$ 63,376,425	$ 68,648,825
LVIP Global Moderate Allocation Managed Risk Fund	948,141,575	894,086,402
LVIP Global Growth Allocation Managed Risk Fund	1,423,256,004	1,287,580,939
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP Global Allocation Managed Risk Funds–34

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Global Allocation Managed Risk Funds–35

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Global Allocation Managed Risk Funds–36

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Conservative Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 30% to 50% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Moderate Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board considered that the net expense ratio of each of the LVIP Global Moderate Allocation Managed Risk Fund (plus AFFE) and the LVIP Global Growth Allocation Managed Risk Fund was within range of the median net expense ratio (plus AFFE) of its respective Morningstar peer group (including AFFE). The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for each Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
LVIP Global Allocation Managed Risk Funds–37

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Allocation Managed Risk Funds–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Global Allocation Managed Risk Funds–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Global Allocation Managed Risk Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Global Allocation Managed Risk Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Allocation Managed Risk Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Allocation Managed Risk Funds–43

LVIP Global Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Global Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
Mondrian Investment Partners Limited
The Fund returned 6.78% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the FTSE World Government Bond Index1, returned 10.11%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The Fund, sub-advised by Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“Franklin”), invests mainly in fixed income securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. During the calendar year 2020, the Fund underperformed the benchmark, mostly driven by the currency and short duration positions. Specifically, the Fund’s overweight to U.S. dollar and underweight to the Euro, as well as positioning within certain emerging market currencies detracted from relative performance. In addition, the Fund’s shorter duration positioning versus the benchmark negatively impacted performance as interest rates fell across the curve.
During the period, the Fund used derivatives, such as currency forwards, interest swaps, and credit default swaps (CDX) for hedging purposes and for efficient portfolio management when the sub-advisers determined that it was more cost or tax efficient to use a derivative instrument than investing directly in the underlying bond or currency market. The Fund’s derivatives exposure detracted from relative performance over the fiscal year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Franklin Advisers, Inc.:	Michael Hasenstab
Christine Zhu
Sonal Desai
David Yuen
Tina Chou
Kent Burns
Mondrian Investment Partners Limited:	Matthew Day
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested,

LVIP Global Income Fund–1

LVIP Global Income Fund
2020 Annual Report Commentary (unaudited) (continued)
would have increased to $12,957 for the Standard Class shares and to $12,638 for the Service Class shares. For comparison, look at how the FTSE World Government Bond Index did over the same period. The same $10,000 investment would have increased to $12,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 6.78%
Five Years	+ 4.16%
Ten Years	+ 2.62%
Service Class Shares
One Year	+ 6.52%
Five Years	+ 3.91%
Ten Years	+ 2.37%
1. The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in U.S. dollar.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP Global Income Fund–2

LVIP Global Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,036.20	0.69%	$3.53
Service Class Shares	1,000.00	1,034.80	0.94%	4.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.69%	$3.51
Service Class Shares	1,000.00	1,020.50	0.94%	4.77

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund
Security Type/Country Allocations and Credit Quality Ratings (unaudited)
As of December 31, 2020
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.14%
Agency Mortgage-Backed Securities	0.53%
Corporate Bonds	3.91%
Municipal Bonds	0.50%
Non-Agency Asset-Backed Securities	2.66%
Non-Agency Collateralized Mortgage Obligations	0.32%
Non-Agency Commercial Mortgage-Backed Securities	0.39%
Loan Agreements	0.69%
Sovereign Bonds	48.47%
Supranational Banks	3.51%
U.S. Treasury Obligations	32.26%
Common Stock	0.01%
Warrants	0.00%
Exchange-Traded Fund	0.02%
Money Market Fund	6.14%
Total Investments	100.55%
Liabilities Net of Receivables and Other Assets	(0.55%)
Net Assets	100.00%

Country*	Percentage of Net Assets
Australia	2.15%
Austria	0.93%
Brazil	0.34%
Byelorussian Ssr	0.03%
Canada	0.81%
Cayman Islands	1.34%
Chile	0.03%
China	0.25%
Colombia	0.03%
Dominican Republic	0.02%
Finland	0.77%
France	3.48%
Gabon	0.03%
Germany	3.29%
Ghana	0.23%
India	0.19%
Indonesia	0.63%
Iraq	0.03%
Ireland	0.19%
Italy	5.34%
Japan	13.88%
Kazakhstan	0.03%
Luxembourg	1.72%
Macau	0.01%
Malaysia	0.73%
Mexico	4.79%
Netherlands	3.43%
Norway	0.69%
Peru	0.03%
Philippines	1.79%
Portugal	0.03%
Republic of Korea	2.04%
Russia	0.06%
Singapore	3.02%
South Africa	0.00%
Country*	Percentage of Net Assets
Spain	0.00%
Sweden	0.62%
Switzerland	0.08%
Togo	0.03%
Ukraine	0.03%
United Kingdom	1.74%
United States	39.51%
Uruguay	0.02%
Total	94.39%

*	Allocation includes all investments except for short-term investments and money market fund.

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	35.95%
AAA	16.41%
AA	9.44%
A	15.46%
BBB	11.07%
BB	1.02%
B	0.87%
CCC	0.02%
Non-Rated	9.76%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.14%
•Fannie Mae Connecticut Avenue Securities
4.50% (LIBOR01M + 4.35%) 5/25/29	239,578	$ 248,674
Series 2013-C01 M2 5.40% (LIBOR01M + 5.25%) 10/25/23	315,715	322,171
Series 2014-C02 1M2 2.75% (LIBOR01M + 2.60%) 5/25/24	380,518	370,698
Series 2014-C03 1M2 3.15% (LIBOR01M + 3.00%) 7/25/24	395,331	388,004
Series 2014-C03 2M2 3.05% (LIBOR01M + 2.90%) 7/25/24	173,890	173,390
Series 2014-C04 1M2 5.05% (LIBOR01M + 4.90%) 11/25/24	212,915	218,296
Series 2014-C04 2M2 5.15% (LIBOR01M + 5.00%) 11/25/24	157,545	160,993
Series 2015-C01 1M2 4.45% (LIBOR01M + 4.30%) 2/25/25	184,597	187,428
Series 2015-C01 2M2 4.70% (LIBOR01M + 4.55%) 2/25/25	98,270	99,886
Series 2015-C02 1M2 4.15% (LIBOR01M + 4.00%) 5/25/25	311,150	315,810
Series 2015-C02 2M2 4.15% (LIBOR01M + 4.00%) 5/25/25	106,436	108,017
Series 2015-C03 1M2 5.15% (LIBOR01M + 5.00%) 7/25/25	103,391	106,156
Series 2015-C03 2M2 5.15% (LIBOR01M + 5.00%) 7/25/25	148,930	152,023
Series 2016-C01 2M2 7.10% (LIBOR01M + 6.95%) 8/25/28	187,692	200,688
Series 2016-C04 1M2 4.40% (LIBOR01M + 4.25%) 1/25/29	138,000	143,357
Series 2016-C05 2M2 4.60% (LIBOR01M + 4.45%) 1/25/29	153,079	158,964
Series 2016-C06 1M2 4.40% (LIBOR01M + 4.25%) 4/25/29	104,194	107,809
Series 2017-C03 1M2 3.15% (LIBOR01M + 3.00%) 10/25/29	363,841	367,043
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Fannie Mae Connecticut Avenue Securities (continued)
Series 2017-C05 1M2 2.35% (LIBOR01M + 2.20%) 1/25/30	364,656	$ 363,853
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN1 M2 2.35% (LIBOR01M + 2.20%) 2/25/24	3,736	3,736
Series 2014-DN2 M3 3.75% (LIBOR01M + 3.60%) 4/25/24	206,623	205,347
Series 2014-DN3 M3 4.15% (LIBOR01M + 4.00%) 8/25/24	102,845	104,750
Series 2014-HQ1 M3 4.25% (LIBOR01M + 4.10%) 8/25/24	179,950	183,035
Series 2014-HQ2 M3 3.90% (LIBOR01M + 3.75%) 9/25/24	692,046	709,697
Series 2015-DN1 M3 4.30% (LIBOR01M + 4.15%) 1/25/25	157,357	158,739
Series 2015-DNA1 M3 3.45% (LIBOR01M + 3.30%) 10/25/27	223,860	229,110
Series 2015-DNA2 M3 4.05% (LIBOR01M + 3.90%) 12/25/27	437,936	444,394
Series 2015-HQ1 M3 3.95% (LIBOR01M + 3.80%) 3/25/25	40,439	40,487
Series 2015-HQ2 M3 3.40% (LIBOR01M + 3.25%) 5/25/25	239,090	243,031
Series 2015-HQA1 M3 4.85% (LIBOR01M + 4.70%) 3/25/28	182,865	189,558
Series 2016-DNA1 M3 5.70% (LIBOR01M + 5.55%) 7/25/28	397,645	414,907
Series 2016-DNA2 M3 4.80% (LIBOR01M + 4.65%) 10/25/28	355,550	369,604
Series 2016-HQA2 M3 5.30% (LIBOR01M + 5.15%) 11/25/28	214,892	225,452
Series 2017-DNA1 M2 3.40% (LIBOR01M + 3.25%) 7/25/29	480,660	492,156
Series 2017-HQA1 M2 3.70% (LIBOR01M + 3.55%) 8/25/29	331,402	340,060
LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2017-HQA3 M2 2.50% (LIBOR01M + 2.35%) 4/25/30	255,341	$ 258,482
Total Agency Collateralized Mortgage Obligations (Cost $9,153,936)		8,805,805
AGENCY MORTGAGE-BACKED SECURITIES–0.53%
•Fannie Mae ARM
1.81% (LIBOR06M + 1.56%) 11/1/34	15,386	15,486
1.88% (LIBOR12M + 1.38%) 9/1/33	74,377	74,637
2.08% (LIBOR12M + 1.38%) 11/1/37	15,583	16,116
2.17% (H15T1Y + 2.00%) 9/1/34	41,898	42,054
2.25% (H15T1Y + 2.12%) 10/1/32	21,498	21,541
2.31% (LIBOR12M + 1.56%) 10/1/35	80,279	80,705
2.41% (LIBOR12M + 1.31%) 10/1/37	9,283	9,597
2.48% (LIBOR12M + 1.85%) 8/1/36	7,539	7,591
2.58% (H15T1Y + 2.21%) 9/1/33	32,434	32,336
2.66% (H15T1Y + 2.26%) 6/1/35	219,381	219,213
2.72% (LIBOR12M + 1.84%) 5/1/38	13,109	13,154
2.83% (LIBOR12M + 1.86%) 6/1/36	11,755	12,338
3.20% (LIBOR12M + 1.88%) 1/1/37	3,075	3,225
3.38% (LIBOR12M + 1.49%) 4/1/38	19,170	19,257
3.40% (H15T1Y + 2.12%) 7/1/34	16,046	16,251
3.48% (LIBOR12M + 1.66%) 2/1/35	11,388	11,889
3.55% (LIBOR12M + 1.80%) 5/1/36	2,735	2,760
3.68% (LIBOR12M + 1.90%) 1/1/37	38,623	39,305
3.71% (H15T1Y + 2.21%) 4/1/34	121,543	123,181
3.75% (LIBOR12M + 1.75%) 3/1/35	10,665	10,678
Fannie Mae S.F. 15 yr TBA
1.50% 1/1/36	259,000	266,448
2.00% 1/1/36	2,294,000	2,397,963
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
•Freddie Mac ARM
1.98% (LIBOR06M + 1.58%) 1/1/36	5,271	$ 5,462
2.38% (H15T1Y + 2.25%) 10/1/34	5,636	5,630
2.45% (LIBOR12M + 2.07%) 11/1/36	7,176	7,599
2.53% (H15T1Y + 2.41%) 11/1/33	6,202	6,417
2.63% (H15T1Y + 2.23%) 1/1/35	78,550	82,544
2.83% (H15T1Y + 2.45%) 7/1/36	58,631	58,768
3.11% (H15T1Y + 2.39%) 8/1/31	9,832	9,907
3.23% (LIBOR12M + 1.87%) 5/1/38	272,645	275,213
3.26% (H15T1Y + 2.28%) 1/1/35	79,632	79,867
3.47% (H15T1Y + 2.25%) 3/1/34	5,758	5,983
3.58% (LIBOR12M + 1.83%) 4/1/38	29,458	29,686
3.61% (H15T1Y + 2.44%) 4/1/30	32,969	33,111
3.75% (LIBOR12M + 1.86%) 5/1/38	7,025	7,113
Freddie Mac REMICs 3.50% 3/15/43	26,131	26,505
Total Agency Mortgage-Backed Securities (Cost $4,082,400)		4,069,530
ΔCORPORATE BONDS–3.91%
Brazil–0.04%
Braskem Netherlands Finance 4.50% 1/31/30	300,000	307,875
		307,875
Canada–0.10%
Bombardier 7.50% 3/15/25	65,000	60,287
Canadian Natural Resources 2.95% 1/15/23	300,000	313,748
Manulife Financial 2.48% 5/19/27	400,000	433,913
		807,948
Chile–0.03%
Cencosud 4.38% 7/17/27	200,000	224,103
		224,103
China–0.25%
Alibaba Group Holding 3.60% 11/28/24	400,000	440,473
Baidu 4.38% 5/14/24	400,000	440,032

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
China (continued)
Industrial & Commercial Bank of China 2.96% 11/8/22	300,000	$ 310,945
State Grid Overseas Investment 2.75% 5/4/22	300,000	307,342
Tencent Holdings
1.81% 1/26/26	200,000	204,404
2.99% 1/19/23	200,000	208,134
		1,911,330
France–0.12%
μBNP Paribas 2.22% 6/9/26	200,000	209,284
μCredit Agricole 1.91% 6/16/26	400,000	414,797
Dexia Credit Local 2.38% 9/20/22	300,000	310,320
		934,401
Germany–0.03%
Bayer US Finance 3.88% 12/15/23	200,000	217,848
		217,848
Japan–0.03%
Takeda Pharmaceutical 2.05% 3/31/30	200,000	204,516
		204,516
Macau–0.01%
Wynn Macau 5.63% 8/26/28	100,000	104,806
		104,806
Malaysia–0.03%
TNB Global Ventures Capital 3.24% 10/19/26	200,000	216,560
		216,560
Netherlands–0.02%
InterGen 7.00% 6/30/23	200,000	194,000
		194,000
Norway–0.08%
Aker 4.75% 6/15/24	200,000	206,913
Equinor 1.75% 1/22/26	200,000	210,048
Yara International 3.15% 6/4/30	200,000	216,442
		633,403
Philippines–0.03%
BDO Unibank 2.95% 3/6/23	200,000	207,613
		207,613
Portugal–0.03%
EDP Finance 1.71% 1/24/28	200,000	199,768
		199,768
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Republic of Korea–0.04%
Harvest Operations 4.20% 6/1/23	100,000	$ 108,286
Korea East-West Power 3.88% 7/19/23	200,000	216,886
		325,172
Russia–0.03%
Russian Railways Via RZD Capital 5.70% 4/5/22	200,000	211,259
		211,259
South Africa–0.00%
@K2016470219 South Africa PIK 3.00% 12/31/22	102,170	766
		766
Switzerland–0.08%
Credit Suisse 2.95% 4/9/25	400,000	438,711
Glencore Funding 3.00% 10/27/22	200,000	207,468
		646,179
United Kingdom–0.34%
Avon Products 7.00% 3/15/23	200,000	216,240
BP Capital Markets 3.51% 3/17/25	400,000	445,846
μHSBC Holdings
1.65% 4/18/26	300,000	306,767
2.01% 9/22/28	300,000	306,984
2.85% 6/4/31	400,000	429,517
Imperial Brands Finance 4.25% 7/21/25	400,000	450,402
μStandard Chartered 3.89% 3/15/24	400,000	425,454
		2,581,210
United States–2.62%
AbbVie
2.30% 11/21/22	300,000	311,014
3.45% 3/15/22	600,000	618,791
Altria Group 2.35% 5/6/25	200,000	212,455
@Anagram International 10.00% 8/15/26	11,765	11,589
Anheuser-Busch InBev Worldwide 4.15% 1/23/25	400,000	455,454
Anthem 2.38% 1/15/25	100,000	106,934
AT&T
2.30% 6/1/27	200,000	213,172
3.95% 1/15/25	400,000	449,708
Athene Global Funding 2.80% 5/26/23	600,000	626,369
AvalonBay Communities 2.45% 1/15/31	100,000	107,487
μBank of America 3.55% 3/5/24	500,000	534,221

LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Berkshire Hathaway Energy 4.05% 4/15/25	400,000	$ 452,823
Bristol-Myers Squibb 2.75% 2/15/23	200,000	209,860
Caesars Resort Collection 5.25% 10/15/25	100,000	101,059
Caterpillar Financial Services 1.45% 5/15/25	100,000	103,852
CCO Holdings Capital 4.00% 3/1/23	200,000	201,250
Centene 4.75% 1/15/25	200,000	205,246
Chevron 1.55% 5/11/25	200,000	207,727
Cigna 4.13% 11/15/25	400,000	460,661
μCitigroup 2.57% 6/3/31	600,000	639,159
Clear Channel International 6.63% 8/1/25	200,000	211,000
Clear Channel Worldwide Holdings 9.25% 2/15/24	200,000	202,500
CNH Industrial Capital 3.88% 10/15/21	400,000	409,387
Comcast 3.38% 2/15/25	400,000	442,207
Community Health Systems 8.13% 6/30/24	100,000	103,500
Crestwood Midstream Partners 6.25% 4/1/23	200,000	200,500
Crown Americas / Crown Americas Capital 4.50% 1/15/23	200,000	211,026
CVS Health 3.70% 3/9/23	28,000	29,973
Delta Air Lines 2.90% 10/28/24	65,000	64,120
DISH DBS
5.88% 7/15/22	100,000	104,500
5.88% 11/15/24	200,000	209,707
Dollar Tree 3.70% 5/15/23	500,000	535,196
Duke Energy 2.45% 6/1/30	100,000	106,346
EI du Pont de Nemours and Co 1.70% 7/15/25	200,000	208,378
EnLink Midstream Partners 4.40% 4/1/24	200,000	197,354
Enterprise Products Operating 3.75% 2/15/25	300,000	335,840
FedEx 4.00% 1/15/24	300,000	332,231
Fifth Third Bancorp 2.55% 5/5/27	100,000	108,788
Fiserv 2.25% 6/1/27	190,000	202,410
Flex 3.75% 2/1/26	300,000	335,493
FLIR Systems 2.50% 8/1/30	50,000	52,452
Goldman Sachs Group 2.63% 4/25/21	300,000	301,559
Goodyear Tire & Rubber 5.13% 11/15/23	200,000	200,250
Honeywell International 1.35% 6/1/25	200,000	206,966
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
JPMorgan Chase & Co. 3.38% 5/1/23	300,000	$ 320,617
Kinder Morgan 4.30% 6/1/25	400,000	456,316
Live Nation Entertainment 3.75% 1/15/28	100,000	101,040
Mauser Packaging Solutions Holding 5.50% 4/15/24	100,000	101,973
Metropolitan Life Global Funding
3.38% 1/11/22	200,000	205,945
3.88% 4/11/22	300,000	313,537
MPLX 4.88% 6/1/25	400,000	461,936
Navistar International 9.50% 5/1/25	100,000	112,250
NCL 5.88% 3/15/26	100,000	105,375
Netflix
3.63% 6/15/25	100,000	107,074
5.75% 3/1/24	200,000	224,000
Occidental Petroleum 3.45% 7/15/24	200,000	191,000
OI European Group 4.00% 3/15/23	100,000	102,000
Owens-Brockway Glass Container
5.38% 1/15/25	200,000	215,500
5.88% 8/15/23	100,000	107,125
•Party City Holdings 5.75% (LIBOR06M + 5.00%) 7/15/25	21,765	19,588
Providence Service 5.88% 11/15/25	100,000	105,750
PSEG Power 3.00% 6/15/21	500,000	504,737
Quest Diagnostics 2.80% 6/30/31	600,000	657,420
Regions Financial 2.25% 5/18/25	190,000	201,451
Reynolds Group Issuer 5.13% 7/15/23	8,000	8,098
Royalty Pharma 1.75% 9/2/27	100,000	102,853
Sabine Pass Liquefaction 5.75% 5/15/24	100,000	114,313
‡Sanchez Energy 7.75% 6/15/21	150,000	750
Simon Property Group 3.38% 10/1/24	300,000	326,173
Sprint Spectrum 3.36% 3/20/23	37,500	37,852
SVB Financial Group 3.13% 6/5/30	100,000	112,533
T-Mobile USA 3.50% 4/15/25	400,000	441,992
TPC Group 10.50% 8/1/24	200,000	165,000
United Parcel Service 3.90% 4/1/25	400,000	451,831
Univision Communications 5.13% 2/15/25	300,000	302,250
VICI Properties 3.50% 2/15/25	400,000	409,110

LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Walt Disney 1.75% 1/13/26	200,000	$ 209,608
μWells Fargo & Co.
2.19% 4/30/26	400,000	421,071
2.39% 6/2/28	600,000	638,509
Williams 3.50% 11/15/30	100,000	113,197
Willis North America 2.95% 9/15/29	100,000	109,357
		20,119,645
Total Corporate Bonds (Cost $29,163,272)		30,048,402
MUNICIPAL BONDS–0.50%
City & County Honolulu Wastewater System Revenue (Refunding Taxable Junior Second Bond) B 2.23% 7/1/24	125,000	132,075
Massachusetts State College Building Authority (Revenue Refunding Taxable Series C) Series C 2.26% 5/1/26	135,000	143,001
Metropolitan Transportation Authority 4.00% 11/15/45	75,000	83,116
Metropolitan Transportation Authority (BANS-SER D-1) Series D-1 5.00% 9/1/22	390,000	408,665
San Jose California Redevelopment Agency Successor Agency
Senior Series A-T 2.48% 8/1/21	90,000	91,161
Senior Series A-T 2.63% 8/1/22	300,000	310,941
State of California (Taxable Construction Group A) GO 2.38% 10/1/26	940,000	1,025,249
State of Illinois 5.10% 6/1/33	100,000	107,621
State of New Jersey (COVID-19 GO EMERGENCY BONDS-SE) GO 3.00% 6/1/32	65,000	73,550
State of New York (Refunding Taxable) GO Series B 2.12% 2/15/25	790,000	829,524
State of Oregon Department of Transportation (Highway User Tax Revenue Refunding Taxable Senior Lien Series B) Series B 2.18% 11/15/25	185,000	199,682
Texas State Transportation Commission (Highway Improvement) Series A 5.00% 4/1/21	180,000	182,088
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Texas State University System (Financing Revenue Refunding Taxable System Series B) Series B 2.35% 3/15/26	250,000	$ 266,942
Total Municipal Bonds (Cost $3,636,988)		3,853,615
NON-AGENCY ASSET-BACKED SECURITIES–2.66%
•American Express Credit Account Master Trust Series 2018-9 A 0.54% (LIBOR01M + 0.38%) 4/15/26	750,000	753,369
American Homes 4 Rent Series 2015-SFR1 A 3.47% 4/17/52	313,793	331,671
•Ares European CLO 0.92% (EURIBOR03M + 0.92%) 4/17/32	250,000	306,243
•Atrium Series 14A B 1.93% (LIBOR03M + 1.70%) 8/23/30	300,000	298,305
•Bain Capital Credit CLO Series 2020-4A B 2.11% (LIBOR03M + 1.95%) 10/20/33	250,000	251,118
•BCC Middle Market CLO Series 2018-1A A2 2.37% (LIBOR03M + 2.15%) 10/20/30	250,000	247,683
•Blackrock European CLO Series 9A A 0.90% (EURIBOR03M + 0.90%) 12/15/32	250,000	305,652
•BlueMountain CLO
Series 2018-1A B 1.91% (LIBOR03M + 1.70%) 7/30/30	272,725	267,711
Series 2018-23A B 1.92% (LIBOR03M + 1.70%) 10/20/31	500,000	498,243
Series 2018-3A B 1.98% (LIBOR03M + 1.77%) 10/25/30	1,200,000	1,200,060
•BlueMountain Fuji EUR CLO Series 5A B 1.55% (EURIBOR03M + 1.55%) 1/15/33	250,000	304,618
Capital One Multi-Asset Execution Trust Series 2017-A6 A6 2.29% 7/15/25	600,000	621,104
•Carlyle CLO Series 2017-5A A2 1.62% 1/20/30	450,000	445,071

LVIP Global Income Fund–9

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Carlyle GMS Finance MM CLO Series 2015-1A A2R 2.44% (LIBOR03M + 2.20%) 10/15/31	250,000	$ 246,926
CF Hippolyta Series 2020-1 A1 1.69% 7/15/60	124,069	126,092
•Colombia Cent CLO Series 2018-27A A2A 1.81% (LIBOR03M + 1.60%) 10/25/28	384,615	380,847
•Discover Card Execution Note Trust Series 2017-A1 A1 0.65% (LIBOR01M + 0.49%) 7/15/24	750,000	753,419
•Dryden 45 Senior Loan Fund
Series 2016-45A A2R 1.64% (LIBOR03M + 1.40%) 10/15/30	1,000,000	1,000,001
Series 2016-45A BR 1.94% (LIBOR03M + 1.70%) 10/15/30	1,000,000	995,275
•Eaton Vance CLO Series 2014-1RA C 2.34% (LIBOR03M + 2.10%) 7/15/30	250,000	248,435
FirstKey Homes Trust Series 2020-SFR2 A 1.27% 10/19/37	170,000	169,843
•Holland Park CLO Series 1A A1RR 0.92% (EURIBOR03M + 0.92%) 11/14/32	700,000	856,400
•Invitation Homes Trust
Series 2018-SFR3 A 1.15% (LIBOR01M + 1.00%) 7/17/37	493,834	489,443
Series 2018-SFR4 A 1.25% (LIBOR01M + 1.10%) 1/17/38	169,793	171,054
•LCM XXII Series 22A A2R 1.67% (LIBOR03M + 1.45%) 10/20/28	500,000	492,677
•Long Point Park CLO Series 2017-1A B 1.92% (LIBOR03M + 1.70%) 1/17/30	300,000	295,250
•Madison Park Funding
Series 2014-14A BRR 1.92% (LIBOR03M + 1.70%) 10/22/30	250,000	249,255
Series 2016-22A CR 2.24% (LIBOR03M + 2.00%) 1/15/33	250,000	243,488
Series 2018-29A B 1.97% (LIBOR03M + 1.75%) 10/18/30	1,000,000	998,241
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Mill City Mortgage Loan Trust
Series 2016-1 A1 2.50% 4/25/57	109,625	$ 110,743
Series 2017-3 A1 2.75% 1/25/61	263,896	270,703
Series 2018-1 A1 3.25% 5/25/62	311,871	322,698
Series 2018-4 A1B 3.50% 4/25/66	326,053	346,876
•Neuberger Berman Loan Advisers CLO Series 2018-27A C 1.94% (LIBOR03M + 1.70%) 1/15/30	300,000	294,403
•Octagon Investment Partners
Series 2013-1A BR2 1.61% (LIBOR03M + 1.40%) 1/25/31	790,000	776,004
Series 2018-1A A1B 1.32% (LIBOR03M + 1.10%) 1/20/31	250,000	246,647
•Octagon Investment Partners 31 Series 2017-1A C 2.62% (LIBOR03M + 2.40%) 7/20/30	65,415	65,057
Progress Residential Trust
Series 2017-SFR1 A 2.77% 8/17/34	198,712	200,414
Series 2018-SFR2 A 3.71% 8/17/35	140,000	142,606
•RAAC Trust Series 2004-SP1 AII 0.85% (LIBOR01M + 0.70%) 3/25/34	77,480	74,938
Towd Point Mortgage Trust
Series 2015-1 AE 3.00% 10/25/53	48,035	48,567
•Series 2015-2 2A1 3.75% 11/25/57	2,534	2,537
•Series 2015-3 A1A 3.50% 3/25/54	24,548	24,661
•Series 2015-3 A1B 3.00% 3/25/54	13,193	13,238
•Series 2016-1 A1 3.50% 2/25/55	246,815	248,615
•Series 2016-3 A1 2.25% 4/25/56	241,877	244,172
•Series 2016-4 A1 2.25% 7/25/56	406,655	412,941
•Series 2016-5 A1 2.50% 10/25/56	194,533	198,316
•Series 2017-1 A1 2.75% 10/25/56	392,888	402,673
•Series 2017-2 A1 2.75% 4/25/57	416,054	425,322

LVIP Global Income Fund–10

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
•Series 2017-5 A1 0.75% (LIBOR01M + 0.60%) 2/25/57	96,520	$ 96,211
•Series 2018-1 A1 3.00% 1/25/58	112,151	116,555
•Series 2018-3 A1 3.75% 5/25/58	408,477	434,721
•Series 2018-4 A1 3.00% 6/25/58	304,581	323,240
•Series 2018-6 A1A 3.75% 3/25/58	192,606	203,013
•Series 2019-1 A1 3.75% 3/25/58	82,454	88,592
•Webster Park CLO Series 2015-1A A2R 1.82% (LIBOR03M + 1.60%) 7/20/30	250,000	249,628
•West CLO Series 2014-1A BR 2.07% (LIBOR03M + 1.85%) 7/18/26	560,000	558,580
Total Non-Agency Asset-Backed Securities (Cost $20,134,798)		20,490,165
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.32%
BRAVO Residential Funding Trust
Series 2019-1 A1C 3.50% 3/25/58	154,855	159,780
•Series 2019-2 A3 3.50% 10/25/44	281,854	298,955
♦•CHL Mortgage Pass-Through Trust Series 2004-11 2A1 2.60% 7/25/34	40,341	39,874
•CIM Trust
Series 2018-INV1 A4 4.00% 8/25/48	159,595	166,387
Series 2019-INV2 A3 4.00% 5/25/49	234,950	241,698
•HarborView Mortgage Loan Trust Series 2004-1 3A 2.39% 4/19/34	100,128	98,019
•IndyMac INDX Mortgage Loan Trust Series 2005-AR1 1A1 2.83% 3/25/35	165,306	162,709
•JP Morgan Mortgage Trust Series 2004-A1 5A1 3.08% 2/25/34	114,809	114,051
•Merrill Lynch Mortgage Investors Trust Series 2003-A 1A 0.89% (LIBOR01M + 0.74%) 3/25/28	15,627	15,062
•Morgan Stanley Mortgage Loan Trust
Series 2004-10AR 2A2 2.74% 11/25/34	69,150	67,167
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Morgan Stanley Mortgage Loan Trust (continued)
Series 2004-8AR 4A2 2.79% 10/25/34	139,156	$ 138,166
•New York Mortgage Trust Series 2005-3 M1 0.82% (LIBOR01M + 0.68%) 2/25/36	9,548	9,142
•Provident Funding Mortgage Trust
Series 2019-1 A3 3.00% 12/25/49	85,778	86,887
Series 2020-1 A3 3.00% 2/25/50	101,221	102,689
•Sequoia Mortgage Trust
Series 2004-10 A2 0.79% (LIBOR01M + 0.64%) 11/20/34	181,939	173,103
Series 2016-2 A4 3.50% 8/25/46	150,845	152,469
•Structured Asset Mortgage Investments II Trust
Series 2003-AR4 A1 0.85% (LIBOR01M + 0.70%) 1/19/34	143,173	137,651
Series 2004-AR6 A1A 0.85% (LIBOR01M + 0.70%) 2/19/35	165,409	154,055
♦•WaMu Mortgage Pass Through Certificates Trust Series 2005-AR8 2AB2 0.99% (LIBOR01M + 0.84%) 7/25/45	69,569	67,290
•Wells Fargo Mortgage-Backed Securities Trust Series 2018-1 A3 3.50% 7/25/47	74,281	75,136
Total Non-Agency Collateralized Mortgage Obligations (Cost $2,440,921)		2,460,290
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.39%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30	282,000	295,646
•BX Commercial Mortgage Trust
Series 2018-IND A 0.91% (LIBOR01M + 0.75%) 11/15/35	118,334	118,332
Series 2019-XL A 1.08% (LIBOR01M + 0.92%) 10/15/36	958,791	959,381
Series 2020-BXLP A 0.96% (LIBOR01M + 0.80%) 12/15/36	389,643	389,747

LVIP Global Income Fund–11

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•BX Commercial Mortgage Trust 1.16% (LIBOR01M + 1.00%) 11/15/32	535,000	$ 536,004
•COMM Mortgage Trust Series 2014-277P A 3.61% 8/10/49	170,000	183,312
•Commercial Mortgage Trust Series 2006-GG7 AJ 6.01% 7/10/38	66,720	58,713
•CSMC Trust Series 2014-IVR3 A1 3.50% 7/25/44	47,841	49,059
Wells Fargo Mortgage-Backed Securities Trust Series 2016-NXS6 A2 2.40% 11/15/49	378,000	380,721
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $2,947,970)		2,970,915
LOAN AGREEMENTS–0.69%
•Adient 4.46% (LIBOR03M + 4.25%) 2/8/21	128,050	127,836
•ADMI 4.75% (LIBOR01M + 4.00%) 1/29/21	12,288	12,285
•Allegiant Travel Company 3.21% (LIBOR03M + 3.00%) 2/16/21	66,454	64,523
•Alliant Holdings Intermediate 3.40% (LIBOR01M + 3.25%) 1/29/21	77,221	75,934
•Altice France 4.24% (LIBOR03M + 4.00%) 1/15/21	9,894	9,836
•Altra Industrial Motion 2.15% (LIBOR01M + 2.00%) 1/29/21	24,097	24,036
•Amentum Government Services Holdings 5.50% (LIBOR03M + 4.75%) 2/22/21	10,000	10,050
•Arches Buyer 4.50% (LIBOR01M + 4.00%) 1/29/21	12,973	12,980
•AssuredPartners 3.65% (LIBOR01M + 3.50%) 2/1/21	79,449	78,182
•Astoria Energy 4.50% (LIBOR03M + 3.50%) 3/31/21	3,769	3,738
•Asurion
3.15% (LIBOR01M + 3.00%) 1/29/21	39,697	39,284
3.40% (LIBOR01M + 3.25%) 1/29/21	23,719	23,451
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Athenahealth 4.65% (LIBOR01M + 4.50%) 1/11/21	79,495	$ 79,276
•Avis Budget Car Rental 2.40% (LIBOR01M + 2.25%) 1/29/21	58,697	56,551
•Banijay Entertainment 3.90% (LIBOR01M + 3.75%) 1/7/21	67,762	66,745
•Barracuda Networks 4.50% (LIBOR03M + 3.75%) 3/29/21	12,997	12,958
•Bass Pro Group 5.75% (LIBOR01M + 5.00%) 1/29/21	83,840	83,990
•Bausch Health Companies
2.90% (LIBOR01M + 2.75%) 1/29/21	75,000	74,223
3.15% (LIBOR01M + 3.00%) 1/29/21	42,583	42,397
•Berry Global 2.15% (LIBOR01M + 2.00%) 1/11/21	69,296	68,890
•Blackboard 7.00% (LIBOR03M + 6.00%) 2/8/21	69,698	69,245
•Buckeye Partners 2.90% (LIBOR01M + 2.75%) 2/1/21	48,689	48,590
•BWAY Holding Company 3.48% (LIBOR03M + 3.25%) 1/7/21	69,486	66,967
•Caesars Resort Collection
2.90% (LIBOR01M + 2.75%) 1/29/21	49,387	48,394
4.65% (LIBOR01M + 4.50%) 1/29/21	31,253	31,263
•Cardtronics 5.00% (LIBOR01M + 4.00%) 1/29/21	34,377	34,319
•CCI Buyer 4.75% (LIBOR03M + 4.00%) 3/31/21	5,221	5,212
•Cengage Learning 5.25% (LIBOR03M + 4.25%) 4/30/21	19,948	19,089
•Ceridian HCM Holding 2.60% (LIBOR01W + 2.50%) 1/7/21	19,746	19,466
•Champ Acquisition Corporation 5.76% (LIBOR03M + 5.50%) 3/31/21	19,237	19,112
•Clear Channel Outdoor Holdings 3.71% (LIBOR03M + 3.50%) 1/29/21	89,547	86,028
•CNT Holdings I 4.50% (LIBOR06M + 3.75%) 5/6/21	5,392	5,383
•CommScope 3.40% (LIBOR01M + 3.25%) 1/29/21	75,232	74,574

LVIP Global Income Fund–12

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Coty 2.40% (LIBOR01M + 2.25%) 1/8/21	37,290	$ 35,052
•CSC Holdings 2.41% (LIBOR01M + 2.25%) 1/15/21	80,133	78,817
•Cushman & Wakefield U.S. Borrower 2.90% (LIBOR01M + 2.75%) 1/29/21	29,775	29,194
•Cyanco Intermediate Corporation 3.65% (LIBOR01M + 3.50%) 1/29/21	38,850	38,542
•DCert Buyer 4.15% (LIBOR01M + 4.00%) 1/29/21	59,849	59,710
•Diamond Sports Group 3.40% (LIBOR01M + 3.25%) 1/29/21	56,178	49,495
•Dun & Bradstreet 2.75% (LIBOR03M + 3.75%) 2/6/26	1,936	1,935
•Dynasty Acquisition
3.75% (LIBOR03M + 3.50%) 3/31/21	40,734	38,698
3.75% (LIBOR03M + 3.50%) 3/31/21	21,900	20,805
•Epicor Software Corporation 5.25% (LIBOR01M + 4.25%) 1/29/21	21,463	21,566
•eResearchTechnology 5.50% (LIBOR01M + 4.50%) 1/29/21	10,855	10,732
•Fieldwood Energy
7.50% (PRIME + 4.25%) 3/31/21	205,792	46,303
9.75% (LIBOR01M + 8.75%) 1/29/21	24,535	24,412
•First Eagle Holdings 2.75% (LIBOR03M + 2.50%) 3/31/21	49,749	49,196
•Global Tel*Link Corporation 4.40% (LIBOR01M + 4.25%) 1/29/21	25,341	23,445
•Go Daddy Operating Company 1.90% (LIBOR01M + 1.75%) 1/29/21	117,981	117,834
•Gray Television 2.40% (LIBOR03M + 2.25%) 1/4/21	168,607	167,101
•Greeneden U.S. Holdings II 4.75% (LIBOR01M + 4.00%) 1/4/21	19,356	19,374
•Grifols Worldwide Operations 2.10% (LIBOR01W + 2.00%) 1/7/21	29,700	29,422
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Harbor Freight Tools USA 4.00% (LIBOR01M + 3.25%) 1/29/21	51,211	$ 51,126
•Highline Aftermarket Acquisition 5.25% (LIBOR03M + 4.50%) 6/9/21	6,922	6,957
•Hyland Software 4.25% (LIBOR01M + 3.50%) 1/29/21	14,886	14,902
•Illuminate Buyer 4.15% (LIBOR01M + 4.00%) 1/29/21	16,253	16,247
•IQVIA 1.90% (LIBOR01M + 1.75%) 1/29/21	190,696	189,361
•IRB Holding Corp 4.25% (LIBOR03M + 3.25%) 3/15/21	6,622	6,624
•Ivanti Software 5.75% (LIBOR01M + 4.75%) 1/4/21	20,000	19,931
•JBS Lux 2.15% (LIBOR01M + 2.00%) 1/29/21	57,733	57,228
+•Jefferies Finance LLC 4.50% (LIBOR01M + 3.75%) 1/4/21	15,989	15,949
•Jetblue Airways 6.25% (LIBOR03M + 5.25%) 3/17/21	9,903	10,164
•Kenan Advantage Group
4.00% (LIBOR01M + 3.00%) 1/29/21	23,878	23,607
4.00% (LIBOR01M + 3.00%) 1/29/21	5,678	5,614
•Kestrel Bidco 4.00% (LIBOR06M + 3.00%) 5/17/21	29,700	28,419
•LegalZoom.com 4.65% (LIBOR01M + 4.50%) 1/29/21	34,946	34,946
•LogMeIn 4.90% (LIBOR01M + 4.75%) 1/7/21	73,949	73,626
•MH Sub I 4.75% (LIBOR01M + 3.75%) 1/29/21	8,807	8,772
•Milano Acquisition Corp 4.75% (LIBOR03M + 4.00%) 1/4/21	64,705	64,597
•Mitchell International 4.75% (LIBOR01M + 4.25%) 1/29/21	59,850	59,820
•National Mentor Holdings
3.25% (LIBOR03M + 3.25%) 3/9/26	11,366	11,340
3.25% (LIBOR03M + 3.25%) 3/9/26	439	438
•Navicure 4.15% (LIBOR01M + 4.00%) 1/29/21	29,775	29,682
•Navistar 3.66% (LIBOR01M + 3.50%) 1/20/21	125,014	124,733

LVIP Global Income Fund–13

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Nexstar Broadcasting 2.40% (LIBOR01M + 2.25%) 1/29/21	130,947	$ 129,616
•ON Semiconductor Corporation 2.15% (LIBOR01M + 2.00%) 1/29/21	62,074	62,178
•Onsite Rental Group Pty
5.50% (LIBOR01M + 4.50%) 1/25/21	88,583	70,866
6.10% (LIBOR06M + 5.10%) 10/26/23	121,112	72,667
•Panther BF Aggregator 3.65% (LIBOR01M + 3.50%) 1/29/21	96,964	96,459
•Pathway Vet Alliance
4.15% (LIBOR01M + 4.00%) 1/29/21	62,415	62,321
4.15% (LIBOR01M + 4.00%) 1/29/21	5,098	5,090
•Perforce Software 3.90% (LIBOR01M + 3.75%) 1/29/21	44,983	44,027
•Petco Animal Supplies 4.25% (LIBOR03M + 3.25%) 1/29/21	50,000	47,757
•Phoenix Guarantor
3.40% (LIBOR01M + 3.25%) 1/21/21	36,620	36,361
4.25% (LIBOR01M + 3.75%) 1/11/21	30,000	29,912
•Pitney Bowes 5.65% (LIBOR01M + 5.50%) 1/29/21	43,312	42,888
•Playtika Holding 7.00% (LIBOR03M + 6.00%) 3/31/21	19,000	19,093
•Pluto Acquisition I 5.50% (LIBOR03M + 5.00%) 1/21/21	7,863	7,864
•Prime Security Services Borrower 4.25% (LIBOR03M + 3.25%) 1/4/22	57,538	57,682
•Quest Software Holdings 4.46% (LIBOR03M + 4.25%) 1/29/21	69,822	68,513
•Radiate Holdco 4.25% (LIBOR01M + 3.50%) 1/29/21	10,133	10,138
•Russell Investment US Institutional 3.75% (LIBOR06M + 2.75%) 3/31/21	115,125	116,564
•Securus Technologies Holdings 5.50% (LIBOR06M + 4.50%) 3/31/21	29,467	27,534
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•SkyMiles IP 4.75% (LIBOR03M + 3.75%) 1/20/21	22,073	$ 22,853
•Staples 5.21% (LIBOR03M + 5.00%) 2/1/21	69,064	66,764
•Surf Holdings 3.73% (LIBOR03M + 3.50%) 3/8/21	62,187	61,566
•Thor Industries 3.94% (LIBOR03M + 3.75%) 1/4/21	196,038	195,548
•Tibco Software 3.90% (LIBOR01M + 3.75%) 1/29/21	128,703	126,008
•Trico Group 8.50% (LIBOR03M + 7.50%) 1/29/21	59,241	58,944
•Ultimate Software Group 4.23% (LIBOR03M + 4.00%) 1/4/21	20,961	21,054
•Univision Communications 4.75% (LIBOR01M + 3.75%) 1/29/21	84,490	84,455
•Varsity Brands 4.50% (LIBOR01M + 3.50%) 1/29/21	9,974	9,579
•Ventia Deco 5.00% (LIBOR03M + 4.00%) 3/31/21	44,507	44,173
•Veritas US 6.50% (LIBOR03M + 5.50%) 3/31/21	59,850	59,626
•Verscend Holding 4.65% (LIBOR01M + 4.50%) 1/29/21	29,772	29,712
•Vertical Midco GmbH 4.57% (LIBOR06M + 4.25%) 1/29/21	47,244	47,404
+•Virgin Media Bristol LLC 2.25% (LIBOR03M + 2.25%) 1/31/29	6,084	6,075
•Wand NewCo 3.15% (LIBOR01M + 3.00%) 1/29/21	52,663	51,847
•WEX 2.40% (LIBOR01M + 2.25%) 1/29/21	91,046	90,348
•William Morris Endeavor Entertainment 2.90% (LIBOR01M + 2.75%) 2/1/21	19,947	18,318
•WOOF Holdings 4.50% (LIBOR03M + 3.75%) 12/21/21	7,102	7,088
•Zayo Group Holdings 3.15% (LIBOR01M + 3.00%) 1/29/21	89,302	88,632
Total Loan Agreements (Cost $5,505,291)		5,308,047

LVIP Global Income Fund–14

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS–48.47%
Australia–2.13%
Australia Government Bonds
3.00% 3/21/47	AUD	3,600,000	$ 3,418,223
3.25% 4/21/25	AUD	6,000,000	5,218,691
4.75% 4/21/27	AUD	5,500,000	5,348,619
5.75% 5/15/21	AUD	3,000,000	2,360,400
			16,345,933
Austria–0.93%
Republic of Austria Government Bond 6.25% 7/15/27	EUR	4,000,000	7,128,328
			7,128,328
Brazil–0.30%
^Brazil Letras do Tesouro Nacional
0.00% 10/1/21	BRL	1,240,000	234,249
0.00% 1/1/22	BRL	10,650,000	1,993,127
Brazil Notas do Tesouro Nacional 10.00% 1/1/21	BRL	352,000	64,575
			2,291,951
Byelorussian Ssr–0.03%
Republic of Belarus International Bond 7.63% 6/29/27		200,000	220,000
			220,000
Canada–0.70%
Canadian Government Bond
1.50% 6/1/26	CAD	4,125,000	3,429,593
5.00% 6/1/37	CAD	1,570,000	1,992,823
			5,422,416
Colombia–0.03%
Colombia Government International Bond 5.00% 6/15/45		200,000	244,000
			244,000
Dominican Republic–0.02%
Dominican Republic International Bond 8.90% 2/15/23	DOP	8,000,000	141,322
			141,322
Finland–0.77%
Finland Government Bond 0.50% 9/15/27	EUR	4,500,000	5,918,319
			5,918,319
France–3.35%
French Republic Government Bond O.A.T.
1.25% 5/25/36	EUR	3,000,000	4,408,459
1.25% 5/25/36	EUR	500,000	734,743
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
France (continued)
French Republic Government Bond O.A.T. (continued)
1.50% 5/25/31	EUR	14,130,000	$ 20,603,132
			25,746,334
Gabon–0.03%
Gabon Government International Bond 6.63% 2/6/31		200,000	206,011
			206,011
Germany–3.26%
Bundesobligation 0.01% 4/5/24	EUR	3,900,000	4,885,166
Bundesrepublik Deutschland Bundesanleihe
0.50% 8/15/27	EUR	3,650,000	4,825,929
2.50% 7/4/44	EUR	3,500,000	7,180,793
4.00% 1/4/37	EUR	2,250,000	4,761,320
4.25% 7/4/39	EUR	1,500,000	3,459,218
			25,112,426
Ghana–0.23%
Ghana Government Bonds
16.25% 5/17/21	GHS	170,000	28,863
16.50% 3/22/21	GHS	150,000	25,528
17.60% 11/28/22	GHS	100,000	16,700
18.75% 1/24/22	GHS	1,280,000	218,071
19.00% 11/2/26	GHS	3,850,000	618,503
19.75% 3/25/24	GHS	1,280,000	217,666
19.75% 3/15/32	GHS	3,850,000	599,920
24.50% 6/21/21	GHS	50,000	8,771
24.75% 3/1/21	GHS	150,000	25,827
24.75% 7/19/21	GHS	150,000	26,442
			1,786,291
India–0.19%
India Government Bond 8.33% 7/9/26	INR	75,000,000	1,149,935
India Government Bonds
8.13% 9/21/22	INR	12,000,000	175,235
8.83% 11/25/23	INR	11,060,000	168,857
			1,494,027
Indonesia–0.63%
Indonesia Treasury Bond
5.63% 5/15/23	IDR	545,000,000	40,045
6.50% 6/15/25	IDR	61,271,000,000	4,593,799
8.25% 7/15/21	IDR	1,070,000,000	78,086
8.38% 3/15/24	IDR	1,642,000,000	128,521
			4,840,451
Iraq–0.03%
Iraq International Bond 5.80% 1/15/28		234,375	219,164
			219,164

LVIP Global Income Fund–15

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Italy–5.34%
Italy Buoni Poliennali Del Tesoro
0.05% 4/15/21	EUR	2,500,000	$ 3,058,676
0.95% 3/1/23	EUR	5,000,000	6,287,222
1.45% 5/15/25	EUR	5,500,000	7,182,047
2.00% 2/1/28	EUR	7,500,000	10,301,204
2.95% 9/1/38	EUR	7,650,000	12,191,347
4.75% 9/1/44	EUR	1,000,000	2,086,700
			41,107,196
Japan–13.85%
Japan Government 10 yr Bonds 0.10% 6/20/26	JPY	1,940,000,000	18,995,485
Japan Government 20 yr Bonds
0.20% 6/20/36	JPY	2,350,000,000	22,562,549
1.50% 3/20/34	JPY	1,035,000,000	11,762,143
1.60% 6/20/30	JPY	150,000,000	1,670,941
1.90% 6/20/25	JPY	456,000,000	4,813,846
Japan Government 30 yr Bonds
0.30% 6/20/46	JPY	1,350,000,000	12,344,221
1.70% 9/20/44	JPY	1,200,000,000	14,758,878
Japan Government 5 yr Bonds 0.10% 6/20/21	JPY	550,000,000	5,331,253
≠^Japan Treasury Discount Bill
0.00% 1/12/21	JPY	76,800,000	743,806
0.00% 1/12/21	JPY	150,800,000	1,460,495
0.00% 1/18/21	JPY	62,000,000	600,480
0.00% 2/10/21	JPY	322,950,000	3,128,049
0.00% 2/25/21	JPY	143,600,000	1,390,948
0.00% 3/10/21	JPY	20,100,000	194,700
0.00% 3/22/21	JPY	36,500,000	353,571
0.00% 3/25/21	JPY	28,300,000	274,140
0.00% 4/12/21	JPY	280,500,000	2,717,334
0.00% 5/25/21	JPY	316,800,000	3,069,472
0.00% 6/16/21	JPY	36,900,000	357,556
			106,529,867
Kazakhstan–0.04%
Kazakhstan Government International Bond 4.88% 10/14/44		200,000	270,928
			270,928
Malaysia–0.71%
Malaysia Government Bonds
3.90% 11/30/26	MYR	6,000,000	1,620,858
3.90% 11/16/27	MYR	2,750,000	749,945
4.18% 7/15/24	MYR	6,000,000	1,600,428
4.25% 5/31/35	MYR	5,250,000	1,453,297
			5,424,528
Mexico–4.79%
Mexican Bonos
6.50% 6/10/21	MXN	4,020,000	203,712
6.50% 6/9/22	MXN	79,738,000	4,125,323
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexican Bonos (continued)
6.75% 3/9/23	MXN	3,487,000	$ 183,799
7.25% 12/9/21	MXN	86,230,000	4,447,457
7.50% 6/3/27	MXN	92,500,000	5,289,088
7.75% 11/23/34	MXN	122,900,000	7,273,763
8.00% 12/7/23	MXN	56,775,000	3,130,635
8.00% 11/7/47	MXN	200,000,000	11,861,303
Mexico Government International Bond 4.15% 3/28/27		300,000	346,125
			36,861,205
Netherlands–3.36%
Netherlands Government Bond
0.25% 7/15/29	EUR	11,850,000	15,492,837
0.50% 1/15/40	EUR	3,500,000	4,910,300
2.75% 1/15/47	EUR	2,500,000	5,459,438
			25,862,575
Norway–0.60%
Norway Government Bond
1.50% 2/19/26	NOK	20,370,000	2,473,510
3.00% 3/14/24	NOK	3,173,000	399,911
3.75% 5/25/21	NOK	14,951,000	1,767,748
			4,641,169
Peru–0.03%
Peruvian Government International Bond 2.78% 1/23/31		200,000	219,302
			219,302
Republic of Korea–2.00%
Korea Treasury Bond
1.38% 12/10/29	KRW	6,518,700,000	5,825,013
1.88% 3/10/22	KRW	4,089,000,000	3,813,735
≠2.00% 12/10/21	KRW	4,335,000,000	4,038,617
3.38% 9/10/23	KRW	1,004,000,000	981,630
3.50% 3/10/24	KRW	702,000,000	694,608
			15,353,603
Russia–0.03%
Russian Foreign Bond - Eurobond 4.88% 9/16/23		200,000	219,708
			219,708
Singapore–3.02%
Singapore Government Bonds
2.38% 6/1/25	SGD	10,670,000	8,769,581
2.88% 9/1/30	SGD	16,100,000	14,464,052
			23,233,633

LVIP Global Income Fund–16

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Sweden–0.62%
Sweden Treasury Bill
≠^0.00% 6/16/21	SEK	17,150,000	$ 2,090,119
≠0.01% 9/15/21	SEK	22,110,000	2,690,869
			4,780,988
Ukraine–0.03%
Ukraine Government International Bond 7.38% 9/25/32		200,000	219,750
			219,750
United Kingdom–1.40%
United Kingdom Gilt
4.25% 12/7/27	GBP	4,250,000	7,517,100
4.50% 9/7/34	GBP	1,550,000	3,275,720
			10,792,820
Uruguay–0.02%
Uruguay Government International Bond 3.70% 6/26/37	UYU	6,532,459	172,789
			172,789
Total Sovereign Bonds (Cost $330,964,476)			372,807,034
SUPRANATIONAL BANKS–3.51%
Asian Development Bank 2.35% 6/21/27	JPY	1,200,000,000	13,560,298
Banque Ouest Africaine de Developpement 5.00% 7/27/27		200,000	222,372
European Investment Bank 2.15% 1/18/27	JPY	1,200,000,000	13,238,596
Total Supranational Banks (Cost $24,100,800)			27,021,266
U.S. TREASURY OBLIGATIONS–32.26%
≠^U.S. Treasury Bills 0.00% 3/18/21		260,000	259,963
U.S. Treasury Bonds
2.50% 2/15/46		10,830,000	12,913,506
3.13% 8/15/44		3,650,000	4,805,311
3.63% 8/15/43		8,000,000	11,279,375
4.50% 5/15/38		7,300,000	11,011,879
5.38% 2/15/31		15,669,500	22,513,277
U.S. Treasury Inflation Indexed Bonds
×0.13% 7/15/26		1,520,806	1,672,050
0.38% 7/15/23		335,664	355,533
0.63% 1/15/26		438,336	489,166
U.S. Treasury Notes
0.13% 8/31/22		26,400,000	26,401,031
0.13% 8/15/23		11,500,000	11,492,813
1.13% 9/30/21		154,000	155,161
1.50% 9/30/21		570,000	575,878
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.50% 2/28/23	1,600,000	$ 1,647,000
1.50% 11/30/24	950,000	996,053
1.63% 8/15/22	19,309,000	19,777,394
1.63% 11/15/22	2,000,000	2,055,625
1.63% 4/30/23	4,200,000	4,344,539
1.63% 2/15/26	9,000,000	9,570,234
1.75% 5/15/22	5,000,000	5,111,328
1.88% 1/31/22	5,000,000	5,094,531
2.00% 2/15/25	930,000	995,572
2.00% 8/15/25	19,500,000	20,999,824
2.13% 8/15/21	6,000,000	6,074,531
2.13% 12/31/21	375,000	382,471
2.13% 5/15/25	1,100,000	1,187,055
2.50% 5/15/24	18,500,000	19,933,027
2.75% 5/31/23	3,200,000	3,400,250
2.75% 2/28/25	15,900,000	17,522,918
2.75% 2/15/28	14,128,400	16,194,679
2.88% 10/31/23	4,100,000	4,413,266
2.88% 11/30/23	3,900,000	4,206,363
2.88% 5/31/25	250,000	278,115
Total U.S. Treasury Obligations (Cost $230,916,385)		248,109,718

	Number of Shares
COMMON STOCK–0.01%
=†Appvion	5,591	96,381
=†Holdco Class A	1,232,692	0
†Party City Holdco	2,215	13,621
=†Remington Outdoor	17,991	0
Total Common Stock (Cost $268,226)		110,002
WARRANTS–0.00%
=†Battalion Oil exp 10/08/22 exercise price USD 48	61	2
=†Battalion Oil exp 10/08/22 exercise price USD 40	48	3
=†Battalion Oil exp 10/08/22 exercise price USD 61	78	1
Total Warrants (Cost $0)		6
EXCHANGE-TRADED FUND–0.02%
Invesco Senior Loan ETF	6,000	133,680
Total Exchange-Traded Fund (Cost $136,230)		133,680

LVIP Global Income Fund–17

LVIP Global Income Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–6.14%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	47,227,257	$ 47,227,257
Total Money Market Fund (Cost $47,227,257)		47,227,257

TOTAL INVESTMENTS–100.55% (Cost $710,678,950)	773,415,732
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.55%)	(4,243,518)
NET ASSETS APPLICABLE TO 63,965,960 SHARES OUTSTANDING –100.00%	$769,172,214
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($184,379,286 / 15,255,887 Shares)	$12.086
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($584,792,928 / 48,710,073 Shares)	$12.006
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$714,754,661
Distributable earnings/(accumulated loss)	54,417,553
TOTAL NET ASSETS	$769,172,214

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Securities have been classified by country of origin.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
‡ Security is in default
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
+ Delayed settlement. Interest rate to be determined upon settlement date.
^ Zero coupon security.
≠ The rate shown is the effective yield at the time of purchase.
× Fully or partially pledged as collateral for derivatives.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
† Non-income producing.

LVIP Global Income Fund–18

LVIP Global Income Fund
Statement of Net Assets (continued)
★ Includes $163,650 cash collateral held at broker for futures contracts, $651,623 cash collateral held at brokers for centrally cleared swap contracts, $2,089,131 cash collateral held at brokers for certain open bilateral derivatives, $1,718 variation margin due from broker on futures contracts, $6,202,809 payable for securities purchased, $427,597 payable for fund shares redeemed, $332,441 variation margin due to brokers on centrally cleared interest rate swap contracts, $124,577 other accrued expenses payable, $514,075 due to manager and affiliates, $29,955 due to custodian and $23,823 foreign capital gain taxes payable as of December 31, 2020.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	AUD	(64,663)	USD	46,160	4/13/21	$ —	$ (3,731)
BNP	EUR	(2,832,000)	USD	3,344,213	5/17/21	—	(126,226)
BNP	JPY	4,894,601	USD	(46,160)	4/13/21	1,302	—
BNP	JPY	345,640,000	USD	(3,308,003)	4/27/21	44,200	—
BNP	JPY	352,530,192	USD	(3,344,213)	5/17/21	75,679	—
BOA	EUR	(107,387)	USD	122,323	1/11/21	—	(8,905)
BOA	EUR	107,387	USD	(131,624)	1/11/21	—	(396)
BOA	EUR	(185,314)	USD	220,366	2/22/21	—	(6,294)
BOA	EUR	185,314	USD	(227,356)	2/22/21	—	(696)
BOA	EUR	(618,062)	USD	738,659	5/27/21	—	(18,903)
CITI	AUD	(850,365)	USD	621,052	2/25/21	—	(34,858)
CITI	BRL	(2,911,848)	USD	539,391	2/2/21	—	(20,956)
CITI	BRL	(7,950,000)	USD	1,542,641	2/11/21	13,118	—
CITI	CNH	5,598,630	USD	(856,553)	1/19/21	3,297	—
CITI	EUR	(1,488,376)	USD	1,800,650	2/11/21	—	(19,388)
CITI	EUR	1,488,376	USD	(1,818,988)	2/11/21	1,050	—
CITI	EUR	(1,462,614)	USD	1,740,686	2/26/21	—	(48,398)
CITI	EUR	670,000	USD	(819,105)	2/26/21	445	—
CITI	EUR	792,614	USD	(972,446)	2/26/21	—	(2,913)
CITI	EUR	(912,431)	USD	1,105,189	3/31/21	—	(11,790)
CITI	EUR	680,000	USD	(834,910)	3/31/21	—	(2,467)
CITI	EUR	(912,431)	USD	1,105,205	4/1/21	—	(11,799)
CITI	EUR	(608,807)	USD	737,449	4/12/21	—	(8,036)
CITI	EUR	(1,630,646)	USD	1,918,379	4/19/21	—	(78,654)
CITI	EUR	(146,969)	USD	172,692	5/5/21	—	(7,363)
CITI	EUR	(281,945)	USD	341,873	5/11/21	—	(3,587)
CITI	EUR	(2,145,000)	USD	2,557,194	5/24/21	—	(71,772)
CITI	EUR	(2,196,300)	USD	2,665,122	6/11/21	—	(27,777)
CITI	INR	23,858,900	USD	(321,787)	2/8/21	3,630	—
CITI	INR	31,894,300	USD	(429,050)	3/8/21	4,585	—
CITI	INR	24,196,800	USD	(321,787)	6/8/21	3,383	—
CITI	INR	4,755,900	USD	(63,210)	6/9/21	694	—
CITI	JPY	64,446,600	USD	(621,052)	2/25/21	3,483	—
CITI	KRW	(7,965,000,000)	USD	7,191,224	2/26/21	—	(129,279)
CITI	KRW	7,965,000,000	USD	(7,214,217)	2/26/21	106,286	—
CITI	KRW	(3,222,000,000)	USD	2,729,352	3/22/21	—	(231,602)
CITI	KRW	3,222,000,000	USD	(2,936,271)	3/22/21	24,683	—
CITI	MXN	(5,392,000)	USD	249,479	1/13/21	—	(21,062)
CITI	MXN	(7,938,000)	USD	366,617	1/15/21	—	(31,578)
CITI	MXN	(37,549,000)	USD	1,779,514	1/27/21	—	(101,485)
CITI	MXN	(62,799,000)	USD	2,967,073	1/28/21	—	(178,453)
CITI	MXN	(5,869,000)	USD	268,365	3/8/21	—	(24,302)
CITI	MXN	(7,197,000)	USD	319,585	3/11/21	—	(39,178)
CITI	MXN	(7,268,000)	USD	334,441	3/16/21	—	(27,648)
DB	EUR	(157,670)	USD	186,892	3/9/21	—	(6,028)
DB	EUR	157,670	USD	(193,281)	3/9/21	—	(361)
GSI	EUR	(568,000)	USD	674,136	2/26/21	—	(20,647)
GSI	EUR	568,000	USD	(696,935)	2/26/21	—	(2,152)
GSI	EUR	(294,139)	USD	346,555	4/6/21	—	(13,572)
GSI	EUR	(357,852)	USD	425,378	4/29/21	—	(12,974)
GSI	EUR	(337,820)	USD	398,432	4/30/21	—	(15,392)
LVIP Global Income Fund–19

LVIP Global Income Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
HSBC	AUD	(297,501)	USD	216,058	3/11/21	$ —	$ (13,437)
HSBC	AUD	(2,265,000)	USD	1,701,418	3/15/21	—	(45,871)
HSBC	AUD	(1,150,000)	USD	835,514	3/17/21	—	(51,643)
HSBC	AUD	(297,499)	USD	212,410	4/13/21	—	(17,130)
HSBC	BRL	(574,272)	USD	99,166	1/5/21	—	(11,408)
HSBC	BRL	574,272	USD	(112,757)	1/5/21	—	(2,183)
HSBC	BRL	(2,830,414)	USD	524,335	2/2/21	—	(20,340)
HSBC	BRL	2,830,414	USD	(555,413)	2/2/21	—	(10,738)
HSBC	CNH	6,062,010	USD	(927,239)	1/19/21	3,779	—
HSBC	CNH	3,041,990	USD	(463,619)	3/16/21	1,801	—
HSBC	CNH	3,059,700	USD	(463,619)	6/16/21	1,882	—
HSBC	EUR	(510,204)	USD	605,616	1/25/21	—	(18,066)
HSBC	EUR	(510,180)	USD	603,792	2/24/21	—	(20,240)
HSBC	EUR	(1,020,401)	USD	1,207,385	2/25/21	—	(40,754)
HSBC	EUR	(510,210)	USD	598,064	3/25/21	—	(26,451)
HSBC	EUR	(1,879,250)	USD	2,217,919	4/13/21	—	(83,274)
HSBC	EUR	(461,000)	USD	543,918	4/16/21	—	(20,626)
HSBC	EUR	(520,000)	USD	613,457	4/30/21	—	(23,534)
HSBC	EUR	(282,055)	USD	336,520	5/27/21	—	(9,196)
HSBC	INR	12,844,200	USD	(173,176)	2/9/21	1,991	—
HSBC	INR	12,880,180	USD	(173,177)	3/9/21	1,922	—
HSBC	JPY	62,878,054	USD	(605,616)	1/25/21	3,537	—
HSBC	JPY	198,300,000	USD	(1,869,961)	2/5/21	51,346	—
HSBC	JPY	64,047,224	USD	(603,792)	2/24/21	16,867	—
HSBC	JPY	126,523,901	USD	(1,207,385)	2/25/21	18,724	—
HSBC	JPY	22,916,204	USD	(216,058)	3/11/21	6,061	—
HSBC	JPY	177,313,260	USD	(1,701,418)	3/15/21	17,318	—
HSBC	JPY	88,309,650	USD	(835,514)	3/17/21	20,514	—
HSBC	JPY	62,757,822	USD	(598,064)	3/25/21	10,346	—
HSBC	JPY	300,000,000	USD	(2,852,297)	3/31/21	56,272	—
HSBC	JPY	22,522,905	USD	(212,410)	4/13/21	5,991	—
HSBC	KRW	(627,176,000)	USD	553,090	1/29/21	—	(23,406)
HSBC	KRW	627,176,000	USD	(568,898)	1/29/21	7,598	—
HSBC	KRW	(880,000,000)	USD	768,224	4/20/21	—	(40,425)
HSBC	KRW	880,000,000	USD	(802,159)	4/20/21	6,490	—
HSBC	MXN	(48,480,000)	USD	2,231,941	1/7/21	—	(202,197)
HSBC	MXN	18,891,000	USD	(951,582)	1/7/21	—	(3,082)
HSBC	MXN	29,589,000	USD	(1,477,603)	1/7/21	8,035	—
HSBC	MXN	(65,020,000)	USD	3,109,993	2/10/21	—	(142,482)
HSBC	MXN	(29,589,000)	USD	1,465,165	3/23/21	—	(7,734)
JPMC	AUD	(120,000)	USD	84,059	1/12/21	—	(8,470)
JPMC	AUD	(486,667)	USD	350,099	1/13/21	—	(25,160)
JPMC	AUD	(1,823,244)	USD	1,310,553	2/22/21	—	(95,743)
JPMC	AUD	(607,748)	USD	443,901	2/25/21	—	(24,872)
JPMC	AUD	(1,340,000)	USD	1,006,672	3/15/21	—	(27,044)
JPMC	AUD	(486,667)	USD	349,733	4/13/21	—	(25,761)
JPMC	AUD	(409,000)	USD	308,711	6/17/21	—	(6,971)
JPMC	AUD	(486,667)	USD	349,309	7/13/21	—	(26,364)
JPMC	BRL	(10,050,000)	USD	1,858,942	2/2/21	—	(75,047)
JPMC	BRL	10,050,000	USD	(1,970,897)	2/2/21	—	(36,908)
JPMC	CAD	(700,000)	USD	515,715	1/14/21	—	(34,250)
JPMC	CAD	250,000	USD	(195,550)	1/14/21	866	—
JPMC	CNH	4,211,840	USD	(643,041)	2/18/21	2,598	—
JPMC	CNH	8,435,830	USD	(1,285,926)	3/15/21	4,835	—
JPMC	EUR	(796,702)	USD	936,128	1/19/21	—	(37,636)
JPMC	EUR	(7,347)	USD	8,715	2/23/21	—	(272)
JPMC	EUR	(220,000)	USD	270,042	3/9/21	856	—
JPMC	EUR	(813,845)	USD	980,940	3/16/21	—	(15,022)
JPMC	EUR	(176,915)	USD	214,953	3/22/21	—	(1,581)
JPMC	EUR	(7,347)	USD	8,732	5/24/21	—	(273)
LVIP Global Income Fund–20

LVIP Global Income Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	EUR	600,000	USD	(737,801)	6/22/21	$ —	$ (1,960)
JPMC	EUR	(827,995)	USD	1,013,356	9/20/21	—	(4,109)
JPMC	INR	32,734,500	USD	(441,482)	2/8/21	4,991	—
JPMC	INR	32,827,200	USD	(441,482)	3/8/21	4,837	—
JPMC	INR	14,172,700	USD	(190,634)	3/9/21	2,036	—
JPMC	JPY	120,912,216	USD	(1,135,931)	1/13/21	35,274	—
JPMC	JPY	(83,800,000)	USD	794,178	1/13/21	—	(17,543)
JPMC	JPY	198,300,000	USD	(1,886,102)	2/12/21	35,334	—
JPMC	JPY	138,898,953	USD	(1,310,553)	2/22/21	35,442	—
JPMC	JPY	46,063,657	USD	(443,901)	2/25/21	2,489	—
JPMC	JPY	111,600,000	USD	(1,053,725)	3/8/21	27,933	—
JPMC	JPY	(55,800,000)	USD	538,379	3/8/21	—	(2,450)
JPMC	JPY	104,910,342	USD	(1,006,672)	3/15/21	10,246	—
JPMC	JPY	37,073,477	USD	(349,733)	4/13/21	9,762	—
JPMC	JPY	352,027,220	USD	(3,362,584)	4/28/21	51,609	—
JPMC	JPY	37,028,540	USD	(349,309)	7/13/21	10,161	—
JPMC	KRW	(115,600,000)	USD	97,601	3/10/21	—	(8,639)
JPMC	MXN	1,745,000	USD	(85,365)	6/1/21	792	—
JPMC	NOK	8,643,600	USD	(936,128)	1/19/21	71,955	—
JPMC	NOK	8,643,600	USD	(980,940)	3/16/21	26,873	—
JPMC	NOK	1,865,000	USD	(214,953)	3/22/21	2,492	—
JPMC	NOK	16,562,800	USD	(1,903,085)	9/20/21	26,432	—
JPMC	SGD	(740,000)	USD	554,843	5/20/21	—	(5,230)
JPMC	TRY	365,000	USD	(44,312)	4/6/21	2,917	—
SSB	AUD	(21,704,000)	USD	15,489,146	1/29/21	—	(1,249,233)
SSB	AUD	530,000	USD	(378,305)	1/29/21	30,437	—
SSB	CAD	(7,097,000)	USD	5,389,634	1/29/21	—	(186,505)
SSB	CAD	7,097,000	USD	(5,404,370)	1/29/21	171,769	—
SSB	EUR	(51,108,500)	USD	60,589,003	1/29/21	—	(1,892,742)
SSB	EUR	5,926,500	USD	(7,148,696)	1/29/21	96,637	—
SSB	GBP	13,171,000	USD	(17,178,659)	1/29/21	836,915	—
SSB	JPY	(7,659,972,000)	USD	73,362,896	1/29/21	—	(849,296)
SSB	JPY	408,015,500	USD	(3,891,797)	1/29/21	61,183	—
SSB	MXN	(123,118,500)	USD	5,848,559	1/29/21	—	(317,596)
SSB	NOK	98,475,500	USD	(10,752,009)	1/29/21	732,758	—
SSB	NZD	(32,001,000)	USD	21,461,215	1/29/21	—	(1,568,153)
SSB	NZD	32,001,000	USD	(21,940,879)	1/29/21	1,088,489	—
SSB	PLN	41,236,000	USD	(10,649,793)	1/29/21	390,528	—
SSB	SGD	(24,999,000)	USD	18,398,122	1/29/21	—	(518,140)
SSB	SGD	255,500	USD	(186,989)	1/29/21	6,343	—
Total Foreign Currency Exchange Contracts						$4,312,098	$(9,267,809)
LVIP Global Income Fund–21

LVIP Global Income Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
17	Australia 3 yr Bonds	$ 1,539,161	$ 1,537,919	3/15/21	$ 1,242	$ —
(95)	U.S. Treasury 10 yr Notes	(13,117,422)	(13,108,281)	3/22/21	—	(9,141)
(2)	U.S. Treasury 10 yr Ultra Notes	(312,719)	(313,516)	3/22/21	797	—
130	U.S. Treasury 2 yr Notes	28,726,953	28,703,478	3/31/21	23,475	—
(3)	U.S. Treasury Long Bonds	(519,562)	(520,933)	3/22/21	1,371	—
					26,885	(9,141)
Sovereign Bond:
14	Canadian Government Bond	1,639,878	1,635,389	3/22/21	4,489	—
Total Futures Contracts					$31,374	$(9,141)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
JPMC Ally Financial Inc 7.50% 9/15/20-Quarterly -Quarterly	400,000	5.00%	12/20/24	$(68,014)	$(59,444)	$—	$(8,570)
CITI Avon Products Inc 5.00% 3/15/23-Quarterly -Quarterly	100,000	5.00%	3/20/23	(7,828)	(6,459)	—	(1,369)
CITI Avon Products Inc 7.00% 3/15/23-Quarterly -Quarterly	100,000	5.00%	3/20/23	(7,828)	(6,452)	—	(1,376)
CITI Nabors Industries 9.25% 1/15/2119-Quarterly -Quarterly	100,000	1.00%	12/20/21	11,439	1,229	10,210	—
CITI Nabors Industries 9.25% 1/15/2119-Quarterly -Quarterly	50,000	1.00%	12/20/21	5,720	596	5,124	—
CITI Nabors Industries 9.25% 1/15/2119-Quarterly -Quarterly	65,000	1.00%	12/20/21	7,435	1,206	6,229	—
					(69,324)	21,563	(11,315)
Protection Sold
MSC Air France-KLM 5%-Quarterly	EUR 15,000	5.00%	12/20/25	(284)	(44)	—	(240)
MSC Air France-KLM 5%-Quarterly	EUR 35,000	5.00%	12/20/25	(664)	105	—	(769)
CITI American Airlines Group 5%-Quarterly	65,000	5.00%	12/20/21	(4,196)	(4,260)	64	—
MSC Bespoke Pecan 5-10% -Quarterly	100,000	3.98%	12/20/21	(8,595)	—	—	(8,595)
MSC Bespoke Pecan 5-10%-Quarterly -Quarterly	100,000	4.10%	12/20/21	(8,765)	—	—	(8,765)
CITI Bespoke Phoenix 5-7%-Quarterly -Quarterly	100,000	2.90%	12/20/21	723	—	723	—
LVIP Global Income Fund–22

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:(continued)
Protection Sold(continued)
CITI Carnival 1%-Quarterly	65,000	1.00%	12/20/25	$(10,806)	$(10,110)	$—	$(696)
CITI Citibank 2.30% 6/20/21-Quarterly -Quarterly	155,000	2.30%	6/20/21	1,236	—	1,236	—
JPMC Goldman Sachs Group 2.91% 6/5/23-Quarterly -Quarterly	400,000	1.00%	12/20/24	8,248	5,478	2,770	—
JPMC Macy's Retail Holdings 1%-Quarterly	65,000	1.00%	12/20/25	(12,276)	(12,041)	—	(235)
JPMC Morgan Stanley 3.75% 2/25/23-Quarterly -Quarterly	400,000	1.00%	12/20/24	9,098	6,012	3,086	—
CITI Nabors Industries 9.25% 1/15/2119-Quarterly -Quarterly	100,000	1.00%	12/20/23	(39,605)	(8,388)	—	(31,217)
CITI Nabors Industries 9.25% 1/15/2119-Quarterly -Quarterly	50,000	1.00%	12/20/23	(19,802)	(4,101)	—	(15,701)
CITI Nabors Industries 9.25% 1/15/2119-Quarterly -Quarterly	65,000	1.00%	12/20/23	(25,743)	(6,622)	—	(19,121)
CITI Republic of Indonesia 3.70% 1/08/22-Quarterly -Quarterly	160,000	1.00%	12/20/25	2,558	(802)	3,360	—
GSI Royal Caribbean Cruises 5%-Quarterly	65,000	5.00%	12/20/25	(4,451)	(4,515)	64	—
JPMC United Airlines Holdings 5%-Quarterly	65,000	5.00%	12/20/25	(2,020)	80	—	(2,100)
					(39,208)	11,303	(87,439)
Total CDS Contracts					$(108,532)	$32,866	$(98,754)
LVIP Global Income Fund–23

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Currency Swap
Counterparty/ Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount Paid[3]	Notional Amount Received[3]	Floating Interest Rate Paid	Floating Interest Rate (Received)	Termination Date	Value Assets (Liability)	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M - EUR	EUR 750,000	(832,500)	0.53%	(1.46%)	9/17/21	$ (83,681)	$ —	$ —	$(83,681)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M - EUR	EUR 700,000	(773,500)	0.53%	(1.46%)	11/22/21	(81,002)	—	—	(81,002)
CITI - Receive amounts based on LIBOR03M and pay quarterly payments based on EURIBOR03M - EUR	EUR 250,000	(277,500)	0.65%	(1.54%)	12/12/21	(28,070)	—	—	(28,070)
Total Currency Swap							$ —	$ —	$ (192,753)
Swap Contract1
Inflation Swap Contract
	Notional Amount[3]	Fixed Interest Rate Paid	Termination Date	Value	Unrealized Appreciation[2]
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,100,000	1.89%	1/15/27	$6,733	$6,733
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2020.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CLO–Collateralized Loan Obligation
CNH–Chinese Yuan Renminbi
CPI-U–Consumer Price Index for All Urban Consumers
DB–Deutsche Bank
DOP–Dominican Republic Peso
ETF–Exchange-Traded Fund
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
GBP–British Pound Sterling
GHS–Ghanaian Cedi
GO–Government Obligation
LVIP Global Income Fund–24

LVIP Global Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
GSI–Goldman Sachs International
H15T1Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year
HSBC–Hong Kong and Shanghai Banking Corporation
IDR–Indonesia Rupiah
INR–Indian Rupee
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR01W–Intercontinental Exchange London Interbank Offered Rate USD Weekly
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
MSC–Morgan Stanley & Co.
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
PIK–Payment-in-kind
PLN–Polish Zloty
PRIME–Federal Reserve Prime Lending Rate
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
TBA–To be announced
TRY–Turkish New Lira
USD–United States Dollar
UYU–Uruguay Peso
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–25

LVIP Global Income Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$13,855,646
Dividends	4,756
Foreign taxes withheld	(97,268)
13,763,134
EXPENSES:
Management fees	4,831,382
Distribution fees-Service Class	1,429,608
Accounting and administration expenses	221,832
Shareholder servicing fees	215,554
Reports and statements to shareholders	94,857
Professional fees	94,038
Custodian fees	92,650
Pricing fees	64,743
Trustees’ fees and expenses	18,626
Consulting fees	3,276
Other	32,787
7,099,353
Less:
Management fees waived	(520,303)
Total operating expenses	6,579,050
NET INVESTMENT INCOME	7,184,084
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	12,090,013
Foreign currencies	(51,141)
Foreign currency exchange contracts	(1,012,842)
Futures contracts	(126,511)
Swap contracts	(1,406,317)
Net realized gain	9,493,202
Net change in unrealized appreciation (depreciation) of:
Investments**	32,410,974
Foreign currencies	24,015
Foreign currency exchange contracts	(3,142,606)
Futures contracts	(23,949)
Swap contracts	(94,345)
Net change in unrealized appreciation (depreciation)	29,174,089
NET REALIZED AND UNREALIZED GAIN	38,667,291
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,851,375

*	Includes $168,169 foreign capital gains taxes paid.
**	Includes $73,288 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,184,084	$ 12,291,431
Net realized gain	9,493,202	8,576,893
Net change in unrealized appreciation (depreciation)	29,174,089	30,327,813
Net increase in net assets resulting from operations	45,851,375	51,196,137
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,224,311)	(4,767,726)
Service Class	(8,802,351)	(14,148,933)
	(12,026,662)	(18,916,659)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	57,039,111	20,837,265
Service Class	59,464,715	40,170,203
Reinvestment of dividends and distributions:
Standard Class	3,224,311	4,767,726
Service Class	8,802,351	14,148,933
	128,530,488	79,924,127
Cost of shares redeemed:
Standard Class	(66,085,312)	(28,511,014)
Service Class	(111,777,104)	(106,050,985)
	(177,862,416)	(134,561,999)
Decrease in net assets derived from capital share transactions	(49,331,928)	(54,637,872)
NET DECREASE IN NET ASSETS	(15,507,215)	(22,358,394)
NET ASSETS:
Beginning of year	784,679,429	807,037,823
End of year	$ 769,172,214	$ 784,679,429
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–26

LVIP Global Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.522	$ 11.082	$ 11.356	$ 10.866	$ 10.858
Income (loss) from investment operations:
Net investment income[1]	0.138	0.200	0.217	0.188	0.189
Net realized and unrealized gain (loss)	0.641	0.547	(0.009)	0.360	(0.133)
Total from investment operations	0.779	0.747	0.208	0.548	0.056
Less dividends and distributions from:
Net investment income	(0.198)	(0.307)	(0.398)	—	—
Net realized gain	(0.017)	—	(0.017)	(0.058)	(0.048)
Return of capital	—	—	(0.067)	—	—
Total dividends and distributions	(0.215)	(0.307)	(0.482)	(0.058)	(0.048)
Net asset value, end of period	$ 12.086	$ 11.522	$ 11.082	$ 11.356	$ 10.866
Total return[2]	6.78%	6.74%	1.90%	5.04%	0.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$184,379	$182,976	$178,755	$366,308	$374,814
Ratio of expenses to average net assets	0.69%	0.70%	0.68%	0.67%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.77%	0.75%	0.74%	0.72%
Ratio of net investment income to average net assets	1.16%	1.73%	1.91%	1.67%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	1.66%	1.84%	1.60%	1.64%
Portfolio turnover	48%	30%	47%	59%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–27

LVIP Global Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.447	$ 11.011	$ 11.284	$ 10.824	$ 10.843
Income (loss) from investment operations:
Net investment income[1]	0.107	0.170	0.187	0.159	0.161
Net realized and unrealized gain (loss)	0.637	0.543	(0.008)	0.359	(0.132)
Total from investment operations	0.744	0.713	0.179	0.518	0.029
Less dividends and distributions from:
Net investment income	(0.168)	(0.277)	(0.372)	—	—
Net realized gain	(0.017)	—	(0.017)	(0.058)	(0.048)
Return of capital	—	—	(0.063)	—	—
Total dividends and distributions	(0.185)	(0.277)	(0.452)	(0.058)	(0.048)
Net asset value, end of period	$ 12.006	$ 11.447	$ 11.011	$ 11.284	$ 10.824
Total return[2]	6.52%	6.47%	1.65%	4.79%	0.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$584,793	$601,703	$628,282	$691,228	$630,057
Ratio of expenses to average net assets	0.94%	0.95%	0.93%	0.92%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.02%	1.00%	0.99%	0.97%
Ratio of net investment income to average net assets	0.91%	1.48%	1.66%	1.42%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.84%	1.41%	1.59%	1.35%	1.39%
Portfolio turnover	48%	30%	47%	59%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–28

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
 Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, inflation swap contracts, currency swaps and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
LVIP Global Income Fund–29

LVIP Global Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Withholding taxes on foreign interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.
Franklin Advisers, Inc. (“Franklin”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$46,083
Legal	8,157
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $87,066 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of
LVIP Global Income Fund–30

LVIP Global Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$373,497
Distribution fees payable to LFD	121,903
Shareholder servicing fees payable to Lincoln Life	18,675
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$151,881,741
Purchases of U.S. government securities	171,204,322
Sales other than U.S. government securities	201,268,451
Sales of U.S. government securities	156,485,598
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$710,710,925
Aggregate unrealized appreciation of investments and derivatives	$ 66,423,032
Aggregate unrealized depreciation of investments and derivatives	(4,222,789)
Net unrealized appreciation of investments and derivatives	$ 62,200,243
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Global Income Fund–31

LVIP Global Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 8,805,805	$ —	$ 8,805,805
Agency Mortgage-Backed Securities	—	4,069,530	—	4,069,530
Corporate Bonds	—	30,048,402	—	30,048,402
Municipal Bonds	—	3,853,615	—	3,853,615
Non-Agency Asset-Backed Securities	—	20,490,165	—	20,490,165
Non-Agency Collateralized Mortgage Obligations	—	2,460,290	—	2,460,290
Non-Agency Commercial Mortgage-Backed Securities	—	2,970,915	—	2,970,915
Loan Agreements	—	5,308,047	—	5,308,047
Sovereign Bonds	—	372,807,034	—	372,807,034
Supranational Banks	—	27,021,266	—	27,021,266
U.S. Treasury Obligations	—	248,109,718	—	248,109,718
Common Stock	13,621	—	96,381	110,002
Warrants	—	—	6	6
Exchange-Traded Fund	133,680	—	—	133,680
Money Market Fund	47,227,257	—	—	47,227,257
Total Investments	$47,374,558	$725,944,787	$96,387	$773,415,732
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 4,312,098	$—	$ 4,312,098
Futures Contracts	$31,374	$ —	$—	$ 31,374
Swap Contracts	$ —	$ 39,599	$—	$ 39,599
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(9,267,809)	$—	$(9,267,809)
Futures Contract	$ (9,141)	$ —	$—	$ (9,141)
Swap Contracts	$ —	$ (291,507)	$—	$ (291,507)
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market on futures contracts, tax treatment of passive foreign investment companies (“PFIC”), tax adjustments related to Interest Rate Swaps, straddle losses, swap contracts and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$12,026,662	$18,916,659
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 24,438,481
Other temporary differences	(32,215,227)
Net unrealized appreciation	62,194,299
Distributable earnings/(accumulated loss)	$ 54,417,553
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP Global Income Fund–32

LVIP Global Income Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	4,775,654	1,806,386
Service Class	5,020,261	3,524,400
Shares reinvested:
Standard Class	268,179	414,513
Service Class	737,622	1,238,093
	10,801,716	6,983,392
Shares redeemed:
Standard Class	(5,669,034)	(2,469,735)
Service Class	(9,613,361)	(9,255,534)
	(15,282,395)	(11,725,269)
Net decrease	(4,480,679)	(4,741,877)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to hedge currency risks associated with the Fund's investments.
LVIP Global Income Fund–33

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, currency swap contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from(paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2020, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Statement of Net Assets, at December 31, 2020, the notional value of the protection sold was USD 1,955,000 and EUR 50,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2020, net unrealized depreciation of the protection sold was $76,136.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used CDS contracts to hedge against credit events; to enhance total return and to gain exposure to certain securities or markets.
LVIP Global Income Fund–34

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2020, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2020, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
During the year ended December 31, 2020, the Fund used currency swaps to protect against currency fluctuations.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
LVIP Global Income Fund–35

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$4,312,098	Liabilities net of receivables and other assets	$(9,267,809)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	31,374	Liabilities net of receivables and other assets	(9,141)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	32,866	Liabilities net of receivables and other assets	(98,754)
Swap contracts (Currency contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(192,753)
Swap contracts (Interest rate contracts & Inflation contracts)	Liabilities net of receivables and other assets	6,733	Liabilities net of receivables and other assets	—
Total		$4,383,071		$(9,568,457)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,012,842)	$(3,142,606)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(126,511)	(23,949)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	7,629	(5,755)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(369,981)	(85,867)
Swap contracts (Currency contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(119,338)	(147,745)
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(924,627)	145,022
Total		$(2,545,670)	$(3,260,900)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$107,280,487	$234,750,649
Futures contracts (average notional value)	34,613,305	13,225,055
CDS contracts (average notional value)*	2,609,784	4,118,528
Currency swap contracts (average notional value)	1,289,269	2,135,158
Interest rate swap contracts (average notional value)**	18,870	104,910
Total return swap contracts (average notional value)	1,325	490,743
Inflation rate swap contracts (average notional value)	169,231	2,373,077

LVIP Global Income Fund–36

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2020, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Bank of America N.A.	$ 10,000
Citigroup Global Markets	1,270,000
Goldman Sachs International	60,000
Hong Kong Shanghai Bank	589,131
JP Morgan Chase Bank	160,000
Total	$2,089,131
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ —	$ (35,194)	$ (35,194)
BNP Paribas SA	121,181	(129,957)	(8,776)
Citigroup Global Markets	191,600	(1,396,578)	(1,204,978)
Deutsche Bank	—	(6,390)	(6,390)
Goldman Sachs International	64	(64,737)	(64,673)
Hong Kong Shanghai Bank	240,474	(834,218)	(593,744)
JPMorgan Chase Bank	376,587	(492,210)	(115,623)
Morgan Stanley Capital	—	(18,369)	(18,369)
State Street Bank & Trust Company	3,415,058	(6,581,663)	(3,166,605)
Total	$4,344,964	$(9,559,316)	$(5,214,352)

LVIP Global Income Fund–37

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	(35,194)	—	—	—	10,000	(25,194)
BNP Paribas SA	(8,776)	—	—	—	—	(8,776)
Citigroup Global Markets	(1,204,978)	—	—	—	1,204,978	—
Deutsche Bank	(6,390)	—	—	—	—	(6,390)
Goldman Sachs International	(64,673)	—	—	—	60,000	(4,673)
Hong Kong Shanghai Bank	(593,744)	—	—	—	589,131	(4,613)
JPMorgan Chase Bank	(115,623)	—	—	—	115,623	—
Morgan Stanley Capital	(18,369)	—	—	—	—	(18,369)
State Street Bank & Trust Company	(3,166,605)	—	—	—	—	(3,166,605)
Total	(5,214,352)	—	—	—	1,979,732	(3,234,620)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Global Income Fund–38

LVIP Global Income Fund
Notes to Financial Statements (continued)
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Global Income Fund–39

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Global Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Global Income Fund–40

LVIP Global Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board also considered that LIAC provided oversight of two subadvisers, Franklin and Mondrian. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP Global Income Fund–41

LVIP Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was equal to the net median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Global Income Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin, the backgrounds of the portfolio managers and Franklin’s investment strategies. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed a portion of the Fund’s assets. The Board reviewed the LVIP Global Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Bond funds category and the FTSE WGBI USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median for the one-, three-, five- and ten-year periods, below the return of the benchmark index for the one-, three- and five-year periods and above the return of the benchmark index for the ten-year period. The Board determined that the services provided by Franklin and Mondrian were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include a breakpoint for Mondrian and breakpoints in the Franklin low duration sleeve and to other funds with a similar strategy for each of Franklin and Mondrian. The Board considered that LIAC compensates Franklin and Mondrian from its fees and that the subadvisory fee schedules were negotiated between LIAC and Franklin and Mondrian, respectively, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Franklin, an unaffiliated third party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted that Franklin’s statement that it may receive reputational benefits from its association with the complex and potential marketing benefits.
The Board considered the information provided regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified with respect to the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Global Income Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Global Income Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Global Income Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Global Income Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Income Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Income Fund–47

LVIP Government Money Market Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Government Money Market Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission monthly on Form N-MFP. The Trust’s Form N-MFP is available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Advisors, LLC
The Fund returned 0.28% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020.
At the start of 2020, the Federal Open Market Committee’s (“FOMC”) Federal Funds target range was 1.50% - 1.75%. However, the COVID-19 crisis emerged and required significant and immediate action.
The FOMC quickly enacted a series of unprecedented measures. On March 3rd, the FOMC implemented an “emergency” 0.50% rate cut, followed by another 1.00% rate cut on March 16th, bringing the Federal Funds rate to 0.00% - 0.25%. The FOMC committed to keep rates low as necessary to support the economy, while also implementing several programs to assist with market functioning and to provide liquidity. Some programs were revived from the global financial crisis while others were new. Also in March, President Trump signed a $2.2 trillion stimulus package into law, in an effort to address the economic impacts from the pandemic.
In the summer, Federal Reserve chairman Jerome Powell stated that the FOMC will tolerate the economy “running hot”, remaining accommodative over the next few years and looking to achieve inflation that is moderately above 2%.
The speed at which the FOMC moved rates to zero surprised markets. Reaction was immediate as most of the U.S. Treasury curve within 1-year traded negative. Originally, our strategy was to extend duration and minimize reinvestment needs associated with paydowns due to the April tax date. The strategy to extend duration was only reinforced due to the expectation of significantly lower rates by the end of the first quarter.
Following the FOMC action and market re-pricing, our preference was to shorten duration by favoring repurchase agreements, short-dated U.S. Treasury and Government agency securities. We expected a significant increase in U.S. Treasury debt following the stimulus bill. As the first quarter ended, we saw a record in U.S. Treasury Cash Management bill issuance. This provided a lift to yields across the curve, which was maintained throughout most of the year.
The FOMC committed to support the economic recovery and maintained its ultra-accommodative policies. Despite record net new U.S. Treasury bills issued through 2020, demand exceeded supply, causing the rates curve to trade down. This downward pressure is expected to persist in 2021 as demand for government securities remains strong. Our strategy bias will be to maintain longer duration.
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 0.28%
Five Years	+ 0.78%
Ten Years	+ 0.40%
Service Class Shares
One Year	+ 0.21%
Five Years	+ 0.62%
Ten Years	+ 0.32%

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the tables reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.17%	$0.85
Service Class Shares	1,000.00	1,000.10	0.17%	0.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.17%	$0.86
Service Class Shares	1,000.00	1,024.50	0.17%	0.87

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Security Type/Sector	Percentage of Net Assets
Agency Obligations	27.59%
U.S. Treasury Obligations	47.23%
Repurchase Agreements	26.02%
Money Market Fund	0.06%
Total Investments	100.90%
Liabilities Net of Receivables and Other Assets	(0.90%)
Total Net Assets	100.00%
LVIP Government Money Market Fund–3

LVIP Government Money Market Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS–27.59%
Federal Farm Credit Banks Funding
•0.14% (SOFR + 0.05%) 5/05/22	6,000,000	$ 5,999,632
•0.15% (SOFR + 0.06%) 10/15/21	10,000,000	10,000,598
•0.17% (SOFR + 0.08%) 1/14/21	1,655,000	1,655,000
•0.17% (SOFR + 0.08%) 11/03/22	5,350,000	5,350,000
•0.18% (SOFR + 0.09%) 10/07/22	3,635,000	3,635,000
•0.19% (SOFR + 0.10%) 9/02/22	4,365,000	4,365,000
•0.20% (LIBOR01M + 0.05%) 4/16/21	4,130,000	4,130,000
•0.20% (SOFR + 0.11%) 1/15/21	1,500,000	1,500,000
•0.22% (USBMMY3M + 0.12%) 5/02/22	1,375,000	1,374,889
•0.25% 12/13/21	2,215,000	2,212,911
•0.26% (LIBOR01M + 0.11%) 7/09/21	770,000	770,000
•0.26% (LIBOR01M + 0.11%) 11/12/21	865,000	865,000
•0.27% (FEDL01 + 0.18%) 7/20/22	10,330,000	10,328,416
•0.27% (SOFR + 0.18%) 1/14/22	3,765,000	3,765,000
•0.28% (LIBOR01M + 0.13%) 10/08/21	555,000	555,000
•0.28% (SOFR + 0.19%) 11/18/21	1,465,000	1,465,000
•0.28% (SOFR + 0.19%) 7/14/22	3,015,000	3,015,000
•0.30% (LIBOR01M + 0.16%) 7/01/21	2,480,000	2,480,000
•0.32% (USBMMY3M + 0.23%) 7/08/21	1,845,000	1,845,000
•0.36% (USBMMY3M + 0.26%) 6/17/21	3,090,000	3,089,860
Federal Farm Credit Discount Notes
≠0.11% 6/30/21	4,570,000	4,567,487
≠0.14% 7/28/21	4,535,000	4,531,332
≠0.15% 7/01/21	9,915,000	9,907,522
≠0.17% 3/11/21	3,000,000	2,999,023
≠0.19% 6/01/21	5,940,000	5,935,266
≠0.27% 3/17/21	4,105,000	4,102,691
≠0.35% 1/19/21	5,390,000	5,389,084
≠0.44% 2/12/21	4,645,000	4,642,670
≠0.90% 1/20/21	1,170,000	1,169,457
Federal Home Loan Bank Discount Notes
≠0.07% 2/03/21	1,170,000	1,169,925
≠0.08% 2/17/21	3,980,000	3,979,584
≠0.09% 3/19/21	6,070,000	6,068,883
≠0.09% 3/24/21	3,980,000	3,979,193
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
≠0.10% 1/15/21	1,920,000	$ 1,919,925
≠0.10% 5/19/21	955,000	954,638
≠0.11% 1/15/21	7,165,000	7,164,707
≠0.20% 4/29/21	5,735,000	5,731,240
≠0.20% 6/11/21	4,295,000	4,291,158
≠0.21% 4/12/21	4,400,000	4,397,408
Federal Home Loan Banks
•0.06% (LIBOR03M minus 0.17%) 1/08/21	3,045,000	3,045,000
0.11% 6/29/21	4,625,000	4,624,858
•0.13% (LIBOR01M minus 0.02%) 4/27/21	3,415,000	3,414,685
•0.13% (SOFR + 0.04%) 2/09/21	7,700,000	7,699,859
•0.14% (LIBOR01M minus 0.01%) 4/05/21	6,600,000	6,600,000
•0.14% (SOFR + 0.05%) 1/22/21	1,260,000	1,260,000
•0.14% (SOFR + 0.05%) 6/15/21	3,325,000	3,325,000
•0.15% (SOFR + 0.06%) 12/16/22	9,985,000	9,985,000
•0.16% (SOFR + 0.07%) 4/28/22	1,755,000	1,755,000
0.17% 5/13/21	7,995,000	7,994,931
•0.17% (SOFR + 0.08%) 3/04/21	2,420,000	2,420,000
•0.17% (SOFR + 0.08%) 7/08/21	2,705,000	2,705,000
•0.17% (SOFR + 0.08%) 7/23/21	1,620,000	1,620,000
•0.18% (SOFR + 0.09%) 9/10/21	5,200,000	5,200,000
0.20% 6/17/21	4,440,000	4,439,841
•0.20% (SOFR + 0.11%) 3/25/21	2,150,000	2,150,000
•0.21% (SOFR + 0.12%) 3/12/21	3,210,000	3,210,000
•0.21% (SOFR + 0.12%) 2/28/22	5,130,000	5,130,000
•0.25% (SOFR + 0.16%) 5/07/21	7,145,000	7,145,000
Federal Home Loan Mortgage
•0.16% (SOFR + 0.07%) 11/10/22	2,960,000	2,960,000
•0.21% (SOFR + 0.12%) 6/04/21	8,255,000	8,247,911
•0.27% (SOFR + 0.18%) 12/13/21	6,195,000	6,195,000
•0.28% (SOFR + 0.19%) 6/02/22	11,845,000	11,845,000
•0.29% (SOFR + 0.20%) 3/11/22	3,345,000	3,345,000
•0.41% (SOFR + 0.32%) 9/23/21	6,130,000	6,130,000
LVIP Government Money Market Fund–4

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage (continued)
1.13% 8/12/21	1,595,000	$ 1,604,613
Federal National Mortgage Association
•0.29% (SOFR + 0.20%) 12/16/21	3,000,000	3,000,000
•0.44% (SOFR + 0.35%) 4/07/22	5,220,000	5,220,000
•0.48% (SOFR + 0.39%) 4/15/22	5,690,000	5,690,000
1.38% 10/07/21	2,335,000	2,357,002
Total Agency Obligations (Cost $291,621,199)		291,621,199
U.S. TREASURY OBLIGATIONS–47.23%
U.S. Treasury Bills
≠0.01% 1/05/21	35,000,000	34,999,708
≠0.01% 1/05/21	4,000,000	3,999,962
≠0.01% 1/12/21	40,000,000	39,998,900
≠0.01% 1/21/21	30,740,000	30,738,805
≠0.01% 1/26/21	630,000	629,950
≠0.01% 1/28/21	8,960,000	8,959,328
≠0.01% 2/02/21	24,850,000	24,847,570
≠0.01% 2/09/21	10,476,900	10,475,765
≠0.01% 2/23/21	18,315,000	18,312,304
≠0.01% 2/23/21	20,000,000	19,996,761
≠0.01% 2/25/21	10,000,000	9,997,250
≠0.01% 3/02/21	40,000,000	39,994,711
≠0.01% 3/04/21	40,000,000	39,993,111
≠0.01% 3/11/21	1,570,000	1,569,639
≠0.01% 3/25/21	15,000,000	14,994,121
≠0.01% 3/25/21	705,000	704,716
≠0.01% 3/25/21	3,235,000	3,233,676
≠0.01% 3/25/21	6,065,000	6,062,483
≠0.01% 4/29/21	22,000,000	21,992,068
≠0.01% 5/06/21	30,000,000	29,988,542
≠0.01% 5/20/21	9,655,000	9,651,272
≠0.01% 5/20/21	7,075,000	7,070,629
≠0.01% 6/24/21	13,888,000	13,881,959
≠0.01% 8/12/21	3,825,000	3,821,683
≠0.01% 11/04/21	5,112,100	5,106,215
≠0.01% 12/30/21	15,000,000	14,983,362
U.S. Treasury Cash Management Bill
≠0.01% 3/09/21	31,000,000	30,994,807
≠0.01% 3/09/21	25,000,000	24,995,115
≠0.01% 6/01/21	25,000,000	24,990,038
•U.S. Treasury Floating Rate 0.23% (USBMMY3M + 0.14%) 4/30/21	690,000	689,817
U.S. Treasury Note 2.00% 1/15/21	1,565,000	1,565,975
Total U.S. Treasury Obligations (Cost $499,240,242)		499,240,242
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS–26.02%
Bank of Montreal 0.05%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $40,000,056(collateralized by U.S. government obligation 0.00%-2.875% 2/28/21−8/15/49 market value $40,800,004).	40,000,000	$ 40,000,000
Bank of Nova Scotia 0.06%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $35,000,058 (collateralized by U.S. government obligation 0.25%-3.75% 4/30/22−2/15/50 market value $35,700,263).	35,000,000	35,000,000
BNP Paribas 0.08%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $34,000,076 (collateralized by U.S. government and U.S. agency obligations 2.25%-5.50% 5/15/33−12/20/50 market value $34,688,955).	34,000,000	34,000,000
Citigroup Global Markets 0.06%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $33,000,055 (collateralized by U.S. government obligation 0.125%-3.00% 8/31/25−10/15/25 market value $33,660,067).	33,000,000	33,000,000
Goldman Sachs & Co 0.07%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $32,000,062 (collateralized by U.S. government and U.S. agency obligations 3.50% 2/15/39−7/20/46 market value $32,640,003).	32,000,000	32,000,000
Mizuho Securities USA 0.07%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $36,000,070 (collateralized by U.S. government obligation 1.75% 07/31/21−07/31/21 market value $36,720,092).	36,000,000	36,000,000

LVIP Government Money Market Fund–5

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Natixis
0.06%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $30,000,050 (collateralized by U.S. government obligation 0.00%-3.125% 3/4/21−5/15/46 market value $30,600,081).	30,000,000	$ 30,000,000
0.08%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $5,000,011 (collateralized by U.S. government and U.S. agency obligations 0.00%-4.08% 12/11/25−5/25/33 market value $5,100,008).	5,000,000	5,000,000
TD Securities USA 0.07%, dated 12/31/20, to be repurchased on 1/04/21, repurchase price $30,000,058 (collateralized by U.S. government and U.S. agency obligations 3.50% 09/20/47−03/20/49 market value $30,600,000).	30,000,000	30,000,000
Total Repurchase Agreements (Cost $275,000,000)		275,000,000
	Principal Amount°	Value (U.S. $)
MONEY MARKET FUND–0.06%
State Street Institutional U.S. Government Money Market Fund - (seven-day effective yield 0.01%)	644,560	$ 644,560
Total Money Market Fund (Cost $644,560)		644,560

TOTAL INVESTMENTS–100.90% (Cost $1,066,506,001)Δ	1,066,506,001
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.90%)	(9,492,883)
NET ASSETS APPLICABLE TO 105,701,520 SHARES OUTSTANDING–100.00%	$1,057,013,118
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($554,767,095 / 55,476,434 Shares)	$10.000
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($502,246,023 / 50,225,086 Shares)	$10.000
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,057,013,119
Distributable earnings/(accumulated loss)	(1)
TOTAL NET ASSETS	$1,057,013,118

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
LVIP Government Money Market Fund–6

LVIP Government Money Market Fund
Statement of Net Assets (continued)
≠ The rate shown is the effective yield at the time of purchase.
Δ Also the cost for federal income tax purposes.

★ Includes $39,994,711 payable for securities purchased, $358,159 payable for fund shares redeemed, $96,137 other accrued expenses payable and $69,081 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
BNP–BNP Paribas
FEDL01–Federal Funds Rate
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
SOFR–Secured Overnight Financing Rate
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–7

LVIP Government Money Market Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$ 5,227,611
EXPENSES:
Management fees	3,566,024
Distribution fees-Service Class	1,157,373
Shareholder servicing fees	290,582
Accounting and administration expenses	225,862
Professional fees	39,992
Reports and statements to shareholders	36,433
Trustees’ fees and expenses	24,114
Custodian fees	19,868
Pricing fees	8,172
Consulting fees	3,471
Other	5,299
5,377,190
Less:
Management fees waived	(1,409,750)
Distribution fees waived-Service Class	(884,413)
Total operating expenses	3,083,027
NET INVESTMENT INCOME	2,144,584
NET REALIZED GAIN FROM INVESTMENTS	28,958
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,173,542
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,144,584	$ 12,814,982
Net realized gain	28,958	9,614
Net increase in net assets resulting from operations	2,173,542	12,824,596
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,478,499)	(8,598,621)
Service Class	(704,866)	(4,218,752)
	(2,183,365)	(12,817,373)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	613,021,894	871,157,478
Service Class	851,982,914	373,801,365
Reinvestment of dividends and distributions:
Standard Class	1,478,499	8,598,621
Service Class	704,866	4,218,752
	1,467,188,173	1,257,776,216
Cost of shares redeemed:
Standard Class	(604,011,301)	(828,709,230)
Service Class	(670,926,566)	(344,862,650)
	(1,274,937,867)	(1,173,571,880)
Increase in net assets derived from capital share transactions	192,250,306	84,204,336
NET INCREASE IN NET ASSETS	192,240,483	84,211,559
NET ASSETS:
Beginning of year	864,772,635	780,561,076
End of year	$ 1,057,013,118	$ 864,772,635
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–8

LVIP Government Money Market Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.028	0.178	0.138	0.041	0.003
Total from investment operations	0.028	0.178	0.138	0.041	0.003
Less dividends and distributions from:
Net investment income	(0.028)	(0.178)	(0.138)	(0.041)	(0.003)
Net realized gain	—	—	—	— [2]	—
Total dividends and distributions	(0.028)	(0.178)	(0.138)	(0.041)	(0.003)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	0.28%	1.79%	1.39%	0.41%	0.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$554,767	$544,284	$493,231	$494,673	$483,490
Ratio of expenses to average net assets[4]	0.29%	0.48%	0.49%	0.52%	0.37%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.42%	0.45%	0.46%	0.45%	0.44%
Ratio of net investment income to average net assets[4]	0.23%	1.77%	1.38%	0.41%	0.04%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.10%	1.80%	1.41%	0.48%	(0.03%)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.
[2]	For the year ended December 31, 2017, net realized gain distributions of $14,061 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the years ended December 31, 2019, 2018 and 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%, 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–9

LVIP Government Money Market Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.019	0.153	0.113	0.018	0.003
Net realized and unrealized gain	0.001	—	—	—	—
Total from investment operations	0.020	0.153	0.113	0.018	0.003
Less dividends and distributions from:
Net investment income	(0.020)	(0.153)	(0.113)	(0.018)	(0.003)
Net realized gain	—	—	—	— [2]	—
Total dividends and distributions	(0.020)	(0.153)	(0.113)	(0.018)	(0.003)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	0.21%	1.54%	1.14%	0.18%	0.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$502,246	$320,489	$287,330	$232,364	$250,965
Ratio of expenses to average net assets[4]	0.33%	0.73%	0.74%	0.75%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.70%	0.71%	0.70%	0.69%
Ratio of net investment income to average net assets[4]	0.19%	1.52%	1.13%	0.18%	0.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.15%)	1.55%	1.16%	0.23%	(0.28%)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.
[2]	For the year ended December 31, 2017, net realized gain distributions of $7,898 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the years ended December 31, 2019, 2018 and 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%, 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–10

LVIP Government Money Market Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2020, and matured on the next business day.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Government Money Market Fund–11

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares dividends daily from net investment income and pays such dividends daily.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$60,855
Legal	10,758
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,530 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LIAC may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%. Prior to May 1, 2020, LIAC and its affiliated distributor had contractually agreed to limit the recoupment of previously waived management and 12b-1 fees to 0.03% of the Fund’s average daily net assets. The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	Total
LFD	$ 884,413	$ 884,413
LIAC	1,409,750	1,409,750
Total	$2,294,163	$2,294,163
LVIP Government Money Market Fund–12

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$43,048
Shareholder servicing fees payable to Lincoln Life	26,033
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Obligations	$ —	$ 291,621,199	$—	$ 291,621,199
U.S. Treasury Obligations	—	499,240,242	—	499,240,242
Repurchase Agreements	—	275,000,000	—	275,000,000
Money Market Fund	644,560	—	—	644,560
Total Investments	$644,560	$1,065,861,441	$—	$1,066,506,001
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$2,177,090	$12,817,373
Long-term capital gains	6,275	—
Total	$2,183,365	$12,817,373
LVIP Government Money Market Fund–13

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Other temporary differences	$(1)
Distributable earnings/(accumulated loss)	$(1)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	61,302,189	87,115,748
Service Class	85,198,291	37,380,137
Shares reinvested:
Standard Class	147,850	859,876
Service Class	70,487	421,889
	146,718,817	125,777,650
Shares redeemed:
Standard Class	(60,401,130)	(82,870,937)
Service Class	(67,092,657)	(34,486,279)
	(127,493,787)	(117,357,216)
Net increase	19,225,030	8,420,434
7. Risk Factors
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Government Money Market Fund–14

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Government Money Market Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Government Money Market Fund–16

LVIP Government Money Market Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Government Money Market Fund–17

LVIP Government Money Market Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the LVIP Government Money Market Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters.
Performance. The Board reviewed the LVIP Government Money Market Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Money Market Taxable funds category and the FTSE Treasury Bill 3 Month USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered that the Fund had been restructured as a government money market fund and that BlackRock became the Fund’s subadviser in April 2016. The Board determined that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable funds subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Government Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Government Money Market Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Government Money Market Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Government Money Market Fund–23

LVIP Invesco Select Equity Income Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Invesco Select Equity Income Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Income Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Invesco Advisors, Inc.
Invesco Capital Management LLC
Schroder Investment Management North America Inc.
The Fund returned 7.32% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Invesco Select Equity Income Composite1, returned 4.75% and its broad-based benchmark index, the Russell 1000® Value Index2, returned 2.80%.
During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply. In late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. In April, US unemployment numbers continued to climb, and the first quarter of 2020 saw the economy shrink. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. Despite massive volatility and one of the worst bear markets in decades, the US stock market ended the year with positive returns.
Equities were the largest contributor on an absolute and relative basis versus the benchmark. Stock selection within information technology was the largest relative contributor within equities. Holdings such as Apple, Qualcomm, Cisco Systems and Tesla were the top performers within the sector. Large bellwether software and equipment technology companies benefited from increased demand as employees in most service sectors worked from home. Microsoft beat earnings estimates in multiple quarters and provided strong guidance, as they have benefited from predictable growth in both their cloud business and Azure, as well as sustained demand for Office 365. Stock selection and an underweight to the real estate sector also helped relative performance, as the Fund’s real estate holdings materially outperformed the benchmark for the year. Financials and energy also acted as contributors.
Fixed income was also a contributor to performance versus the benchmark. The Fund holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes outperformed the benchmark during the year and benefitted relative performance. Convertible securities are not held within the benchmark and provided returns of over 20% for the year; therefore, acted as a contributor. Investment grade bonds benefitted from bond yields dropping to historic lows, as bond prices rise inversely from lower yields. Also, investment grade bonds benefitted from security selection, notably within the energy sector. Although the energy bonds held posted negative returns, they materially outperformed energy holdings within the benchmark. Selection within consumer discretionary and utilities bonds also boosted relative performance.
The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the fiscal year.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
Invesco Advisors, Inc.:	Meggan Walsh
Brian Jurkash
Matthew Titus
Robert Botard
Chuck Burge
Sergio Marcheli
Christopher McMeans
Caroline Le Feuvre
Invesco Capital Management LLC:	Peter Hubbard
Michael Jeanette
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Invesco Select Equity Income Managed Volatility Fund–1

LVIP Invesco Select Equity Income Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
LVIP Invesco Select Equity Income Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Income Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,033 for the Standard Class shares and to $13,693 for the Service Class shares. For comparison, look at how the LVIP Invesco Select Equity Income Composite and Invesco Select Equity Income Composite did over the same period. The same $10,000 investment would have increased to $16,971 and $17,365, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 7.32%
Five Years	+ 7.92%
Inception (1/2/14)	+ 4.96%
Service Class Shares
One Year	+ 6.94%
Five Years	+ 7.54%
Inception (1/2/14)	+ 4.60%
1. The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LIAC, the Fund's Adviser. The LVIP Invesco Select Equity Income Composite is constructed as follows: 85% Russell 1000® Value Index and 15% Bloomberg Barclays U.S. Govt/Credit Index.
2. The Russell 1000®Value Index measures the performance of those companies in the Russell 1000®Index with lower price-to-book ratios and lower forecasted the Russell 1000® Index with lower price-to-book ratios and lower forecasted the Russell 1000®Index with lower price-to-book ratios and lower forecasted growth values.

LVIP Invesco Select Equity Income Managed Volatility Fund–2

LVIP Invesco Select Equity Income Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,209.30	0.57%	$3.17
Service Class Shares	1,000.00	1,207.20	0.92%	5.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.57%	$2.90
Service Class Shares	1,000.00	1,020.50	0.92%	4.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Invesco Select Equity Income Managed Volatility Fund–3

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	82.54%
Aerospace & Defense	2.16%
Air Freight & Logistics	0.59%
Airlines	0.16%
Auto Components	0.09%
Automobiles	1.55%
Banks	6.46%
Beverages	2.08%
Biotechnology	0.89%
Building Products	1.08%
Capital Markets	3.36%
Chemicals	2.93%
Commercial Services & Supplies	0.38%
Communications Equipment	0.24%
Construction & Engineering	0.18%
Construction Materials	0.16%
Consumer Finance	0.99%
Containers & Packaging	0.98%
Distributors	0.08%
Diversified Financial Services	0.61%
Diversified Telecommunication Services	1.06%
Electric Utilities	4.21%
Electrical Equipment	0.94%
Electronic Equipment, Instruments & Components	0.89%
Energy Equipment & Services	0.36%
Entertainment	1.20%
Equity Real Estate Investment Trusts	1.72%
Food & Staples Retailing	1.46%
Food Products	3.81%
Health Care Equipment & Supplies	2.00%
Health Care Providers & Services	2.54%
Health Care Technology	0.16%
Hotels, Restaurants & Leisure	0.65%
Household Durables	0.15%
Household Products	1.69%
Industrial Conglomerates	0.92%
Insurance	3.19%
Interactive Media & Services	0.42%
Internet & Direct Marketing Retail	0.83%
IT Services	3.06%
Life Sciences Tools & Services	0.49%
Machinery	2.15%
Media	1.31%
Metals & Mining	0.24%
Multiline Retail	0.74%
Multi-Utilities	1.85%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	3.60%
Personal Products	0.48%
Pharmaceuticals	3.80%
Professional Services	0.51%
Real Estate Management & Development	0.65%
Road & Rail	1.07%
Semiconductors & Semiconductor Equipment	2.42%
Software	2.38%
Specialty Retail	1.80%
Technology Hardware, Storage & Peripherals	0.89%
Textiles, Apparel & Luxury Goods	0.37%
Tobacco	0.89%
Trading Companies & Distributors	0.15%
Water Utilities	0.07%
Wireless Telecommunication Services	0.45%
Convertible Preferred Stock	0.06%
Preferred Stock	0.00%
Agency Obligation	0.02%
Convertible Bonds	2.28%
Corporate Bonds	4.83%
Aerospace & Defense	0.06%
Agriculture	0.08%
Airlines	0.03%
Auto Manufacturers	0.06%
Banks	0.80%
Beverages	0.12%
Biotechnology	0.01%
Chemicals	0.00%
Computers	0.08%
Diversified Financial Services	0.58%
Electric	0.20%
Electronics	0.04%
Entertainment	0.07%
Environmental Control	0.01%
Food	0.12%
Forest Products & Paper	0.01%
Gas	0.01%
Health Care Products	0.01%
Health Care Services	0.05%
Insurance	0.40%
Machinery Construction & Mining	0.03%
Machinery Diversified	0.06%
Media	0.22%
Metal Fabricate & Hardware	0.01%
Mining	0.00%
Oil & Gas	0.08%
Packaging & Containers	0.02%

LVIP Invesco Select Equity Income Managed Volatility Fund–4

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	0.36%
Pipelines	0.25%
Private Equity	0.08%
Real Estate Investment Trusts	0.14%
Retail	0.11%
Semiconductors	0.15%
Software	0.14%
Telecommunications	0.37%
Transportation	0.07%
U.S. Treasury Obligations	3.01%
Money Market Fund	6.88%
Total Investments	99.62%
Receivables and Other Assets Net of Liabilities	0.38%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
General Motors	0.99%
General Mills	0.95%
Walt Disney	0.94%
PNC Financial Services Group	0.93%
TJX	0.93%
Procter & Gamble	0.92%
Bristol-Myers Squibb	0.85%
Cognizant Technology Solutions Class A	0.85%
Hartford Financial Services Group	0.84%
Philip Morris International	0.81%
Total	9.01%
LVIP Invesco Select Equity Income Managed Volatility Fund–5

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–82.54%
Aerospace & Defense–2.16%
†Boeing	1,942	$ 415,705
General Dynamics	25,860	3,848,485
L3Harris Technologies	2,025	382,766
Lockheed Martin	1,040	369,179
Northrop Grumman	1,270	386,994
Raytheon Technologies	48,787	3,488,758
Textron	34,940	1,688,650
†TransDigm Group	677	418,962
		10,999,499
Air Freight & Logistics–0.59%
CH Robinson Worldwide	4,187	393,034
Expeditors International of Washington	4,358	414,489
FedEx	1,406	365,026
United Parcel Service Class B	10,893	1,834,381
		3,006,930
Airlines–0.16%
†Delta Air Lines	10,444	419,953
Southwest Airlines	8,513	396,791
		816,744
Auto Components–0.09%
Aptiv	3,392	441,944
		441,944
Automobiles–1.55%
†Ford Motor	44,354	389,872
†General Motors	121,667	5,066,214
Harley-Davidson	51,103	1,875,480
†Tesla	794	560,302
		7,891,868
Banks–6.46%
Bank of America	70,254	2,129,399
Citigroup	38,734	2,388,338
Citizens Financial Group	84,123	3,008,238
Comerica	31,967	1,785,677
Cullen/Frost Bankers	13,247	1,155,536
Fifth Third Bancorp	73,800	2,034,666
First Republic Bank	2,985	438,586
JPMorgan Chase & Co.	3,385	430,132
KeyCorp	57,331	940,802
M&T Bank	24,745	3,150,039
PNC Financial Services Group	31,983	4,765,467
Regions Financial	25,660	413,639
†SVB Financial Group	1,090	422,735
Truist Financial	64,485	3,090,766
US Bancorp	9,090	423,503
Wells Fargo & Co.	131,030	3,954,485
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Zions Bancorp	54,995	$ 2,388,983
		32,920,991
Beverages–2.08%
Anheuser-Busch InBev	31,320	2,185,093
Brown-Forman Class B	4,861	386,109
Coca-Cola	61,144	3,353,137
Constellation Brands Class A	1,916	419,700
Heineken	27,235	3,035,039
Keurig Dr Pepper	12,995	415,840
†Monster Beverage	4,643	429,384
PepsiCo	2,703	400,855
		10,625,157
Biotechnology–0.89%
AbbVie	3,800	407,170
†Alexion Pharmaceuticals	3,195	499,187
Amgen	1,737	399,371
†Biogen	1,594	390,307
†BioMarin Pharmaceutical	5,104	447,570
Gilead Sciences	6,367	370,941
†Incyte	4,733	411,676
†Moderna	3,973	415,059
†Regeneron Pharmaceuticals	750	362,332
†Seagen	2,218	388,461
†Vertex Pharmaceuticals	1,787	422,340
		4,514,414
Building Products–1.08%
Carrier Global	9,932	374,635
Johnson Controls International	69,332	3,230,178
Trane Technologies	13,056	1,895,209
		5,500,022
Capital Markets–3.36%
Ameriprise Financial	2,155	418,781
Bank of New York Mellon	10,238	434,501
BlackRock	571	411,999
Blackstone Group Class A	6,609	428,329
Charles Schwab	48,543	2,574,721
CME Group	2,315	421,446
Franklin Resources	18,828	470,512
Goldman Sachs Group	14,599	3,849,902
Intercontinental Exchange	3,837	442,368
KKR & Co Class A	10,153	411,095
MarketAxess Holdings	712	406,239
Moody's	1,403	407,207
Morgan Stanley	58,736	4,025,178
MSCI	972	434,027
Nasdaq	3,069	407,379
Northern Trust	4,243	395,193
S&P Global	1,150	378,040
State Street	5,707	415,355
LVIP Invesco Select Equity Income Managed Volatility Fund–6

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
T. Rowe Price Group	2,821	$ 427,071
		17,159,343
Chemicals–2.93%
Air Products & Chemicals	1,434	391,797
BASF	19,481	1,539,830
Celanese	2,951	383,453
Corteva	95,477	3,696,869
Dow	32,553	1,806,692
DuPont de Nemours	46,813	3,328,872
Ecolab	1,824	394,641
Linde	1,544	406,859
LyondellBasell Industries Class A	4,709	431,627
Nutrien	14,176	682,016
Nutrien (New York Shares)	22,349	1,076,328
PPG Industries	2,677	386,077
Sherwin-Williams	537	394,647
		14,919,708
Commercial Services & Supplies–0.38%
Cintas	1,058	373,961
†Copart	3,388	431,123
Republic Services	3,938	379,229
Waste Connections	3,675	376,945
Waste Management	3,181	375,135
		1,936,393
Communications Equipment–0.24%
†Arista Networks	1,428	414,934
Cisco Systems	9,465	423,559
Motorola Solutions	2,318	394,199
		1,232,692
Construction & Engineering–0.18%
Quanta Services	12,460	897,369
		897,369
Construction Materials–0.16%
Martin Marietta Materials	1,460	414,596
Vulcan Materials	2,749	407,704
		822,300
Consumer Finance–0.99%
American Express	30,119	3,641,688
Capital One Financial	4,639	458,565
Discover Financial Services	5,183	469,217
Synchrony Financial	13,170	457,131
		5,026,601
Containers & Packaging–0.98%
Amcor	32,086	377,652
Avery Dennison	6,020	933,762
Ball	4,003	373,000
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
International Paper	43,193	$ 2,147,556
Sonoco Products	19,429	1,151,168
		4,983,138
Distributors–0.08%
Genuine Parts	3,999	401,620
		401,620
Diversified Financial Services–0.61%
†Berkshire Hathaway Class B	1,691	392,092
Equitable Holdings	44,513	1,139,088
Voya Financial	27,144	1,596,338
		3,127,518
Diversified Telecommunication Services–1.06%
AT&T	89,746	2,581,095
CenturyLink	38,127	371,738
Deutsche Telekom	90,001	1,642,751
†Liberty Global Class C	17,714	418,936
Verizon Communications	6,457	379,349
		5,393,869
Electric Utilities–4.21%
American Electric Power	20,776	1,730,017
Avangrid	8,252	375,053
Duke Energy	34,860	3,191,782
Edison International	6,117	384,270
Entergy	40,806	4,074,071
Eversource Energy	4,374	378,395
Exelon	72,973	3,080,920
FirstEnergy	47,588	1,456,669
NextEra Energy	5,131	395,857
PPL	128,753	3,630,834
Southern	6,291	386,456
SSE	98,218	2,011,817
Xcel Energy	5,521	368,085
		21,464,226
Electrical Equipment–0.94%
ABB	75,829	2,126,942
AMETEK	3,261	394,385
Eaton	3,315	398,264
Emerson Electric	18,768	1,508,384
Rockwell Automation	1,546	387,752
		4,815,727
Electronic Equipment, Instruments & Components–0.89%
Amphenol Class A	3,007	393,225
Corning	50,319	1,811,484
†Keysight Technologies	3,338	440,917
TE Connectivity	15,446	1,870,047
		4,515,673

LVIP Invesco Select Equity Income Managed Volatility Fund–7

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services–0.36%
Baker Hughes	68,091	$ 1,419,697
Schlumberger	19,185	418,809
		1,838,506
Entertainment–1.20%
Activision Blizzard	5,048	468,707
Electronic Arts	3,183	457,079
†Netflix	794	429,340
†Walt Disney	26,392	4,781,702
		6,136,828
Equity Real Estate Investment Trusts–1.72%
Alexandria Real Estate Equities	2,342	417,391
American Tower	1,673	375,522
AvalonBay Communities	2,265	363,374
Boston Properties	3,957	374,055
Crown Castle International	2,332	371,231
Digital Realty Trust	2,717	379,049
Equinix	527	376,373
Equity Residential	6,401	379,451
Essex Property Trust	1,510	358,504
Healthpeak Properties	12,523	378,570
Prologis	3,882	386,880
Public Storage	1,718	396,738
Realty Income	6,420	399,132
SBA Communications	1,341	378,336
Simon Property Group	4,781	407,724
Ventas	7,958	390,260
Welltower	6,010	388,366
Weyerhaeuser	67,718	2,270,585
		8,791,541
Food & Staples Retailing–1.46%
Costco Wholesale	1,021	384,692
Kroger	11,801	374,800
Sysco	52,868	3,925,978
†U.S. Foods Holding	59,366	1,977,481
Walgreens Boots Alliance	10,331	412,000
Walmart	2,591	373,493
		7,448,444
Food Products–3.81%
Archer-Daniels-Midland	7,977	402,120
Campbell Soup	75,571	3,653,858
Conagra Brands	10,811	392,007
General Mills	82,566	4,854,881
Hershey	2,624	399,714
Hormel Foods	7,767	362,020
JM Smucker	3,349	387,144
Kellogg	5,888	366,410
Kraft Heinz	52,310	1,813,064
McCormick & Co Non-Voting Shares	4,173	398,939
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Mondelez International Class A	64,793	$ 3,788,447
Nestle	18,739	2,215,161
Tyson Foods Class A	6,384	411,385
		19,445,150
Health Care Equipment & Supplies–2.00%
Abbott Laboratories	3,510	384,310
†Alcon	12,489	829,221
†Align Technology	871	465,445
Baxter International	5,034	403,928
Becton Dickinson and Co	1,658	414,865
†Boston Scientific	11,505	413,605
Danaher	1,718	381,636
†DexCom	1,214	448,840
†Edwards Lifesciences	4,588	418,563
†IDEXX Laboratories	838	418,891
†Intuitive Surgical	526	430,321
Medtronic	22,670	2,655,564
ResMed	1,820	386,859
Stryker	1,646	403,336
Zimmer Biomet Holdings	11,348	1,748,613
		10,203,997
Health Care Providers & Services–2.54%
AmerisourceBergen	3,875	378,820
Anthem	9,832	3,156,957
Cardinal Health	7,476	400,415
†Centene	6,157	369,605
Cigna	9,297	1,935,450
CVS Health	24,468	1,671,164
HCA Healthcare	2,631	432,694
Humana	958	393,039
†Laboratory Corp of America Holdings	1,913	389,391
McKesson	11,595	2,016,602
Quest Diagnostics	3,119	371,691
UnitedHealth Group	1,162	407,490
Universal Health Services Class B	7,484	1,029,050
		12,952,368
Health Care Technology–0.16%
Cerner	5,294	415,473
†Veeva Systems Class A	1,419	386,323
		801,796
Hotels, Restaurants & Leisure–0.65%
†Chipotle Mexican Grill	301	417,400
Darden Restaurants	3,399	404,889
†Hilton Worldwide Holdings	3,809	423,789
†Las Vegas Sands	6,937	413,445
†Marriott International Class A	3,251	428,872

LVIP Invesco Select Equity Income Managed Volatility Fund–8

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
McDonald's	1,811	$ 388,604
Starbucks	3,997	427,599
Yum! Brands	3,692	400,804
		3,305,402
Household Durables–0.15%
DR Horton	5,102	351,630
Lennar Class A	5,118	390,145
		741,775
Household Products–1.69%
Church & Dwight	4,510	393,407
Clorox	1,910	385,667
Colgate-Palmolive	4,553	389,327
Kimberly-Clark	20,451	2,757,408
Procter & Gamble	33,660	4,683,453
		8,609,262
Industrial Conglomerates–0.92%
3M	13,166	2,301,285
General Electric	39,731	429,095
Honeywell International	1,920	408,384
Roper Technologies	960	413,846
Siemens	7,905	1,138,687
		4,691,297
Insurance–3.19%
Aflac	8,841	393,159
Allstate	3,826	420,592
American International Group	86,916	3,290,640
Aon Class A	1,932	408,174
Chubb	2,604	400,808
Hartford Financial Services Group	86,981	4,260,329
†Markel	390	402,987
Marsh & McLennan	3,445	403,065
MetLife	8,452	396,821
Principal Financial Group	7,912	392,514
Progressive	4,163	411,637
Prudential Financial	5,126	400,187
Travelers	21,726	3,049,679
Willis Towers Watson	7,839	1,651,521
		16,282,113
Interactive Media & Services–0.42%
†Alphabet Class A	223	390,839
†Facebook Class A	1,438	392,804
†Match Group	2,969	448,883
†Snap Class A	8,756	438,413
†Twitter	8,677	469,859
		2,140,798
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail–0.83%
†Amazon.com	124	$ 403,859
†Booking Holdings	1,140	2,539,088
eBay	7,915	397,729
†Expedia Group	3,234	428,182
†MercadoLibre	274	459,010
		4,227,868
IT Services–3.06%
Accenture Class A	1,592	415,846
†Akamai Technologies	3,745	393,188
Automatic Data Processing	13,075	2,303,815
Cognizant Technology Solutions Class A	52,809	4,327,698
Fidelity National Information Services	2,689	380,386
†Fiserv	16,057	1,828,250
†FleetCor Technologies	1,527	416,611
Global Payments	2,034	438,164
International Business Machines	13,436	1,691,324
Mastercard Class A	1,204	429,756
†Okta	1,655	420,800
Paychex	4,278	398,624
†PayPal Holdings	2,013	471,445
†Square Class A	1,978	430,492
†Twilio Class A	1,304	441,404
†VeriSign	1,973	426,957
Visa Class A	1,881	411,431
		15,626,191
Life Sciences Tools & Services–0.49%
Agilent Technologies	3,456	409,501
†Illumina	1,276	472,120
†IQVIA Holdings	2,284	409,224
†Mettler-Toledo International	339	386,352
Thermo Fisher Scientific	849	395,447
†Waters	1,706	422,099
		2,494,743
Machinery–2.15%
Caterpillar	2,252	409,909
Cummins	8,496	1,929,442
Deere & Co.	6,607	1,777,613
Dover	3,102	391,628
Flowserve	57,018	2,101,113
Fortive	5,436	384,978
Illinois Tool Works	1,884	384,110
Otis Worldwide	5,790	391,115
PACCAR	4,311	371,953
Parker-Hannifin	1,452	395,539
Pentair	24,882	1,320,985
Stanley Black & Decker	6,159	1,099,751
		10,958,136

LVIP Invesco Select Equity Income Managed Volatility Fund–9

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–1.31%
†Charter Communications Class A	2,871	$ 1,899,310
Comcast Class A	45,417	2,379,851
Fox Class A	13,933	405,729
†Liberty Broadband Class C	2,394	379,138
†Liberty Media-Liberty SiriusXM Class C	9,152	398,203
Omnicom Group	6,502	405,530
Sirius XM Holdings	59,646	379,945
ViacomCBS Class B	11,408	425,062
		6,672,768
Metals & Mining–0.24%
†Freeport-McMoRan	18,252	474,917
Newmont	6,289	376,648
Nucor	7,288	387,649
		1,239,214
Multiline Retail–0.74%
Dollar General	1,827	384,218
†Dollar Tree	4,081	440,912
Target	16,757	2,958,113
		3,783,243
Multi-Utilities–1.85%
Ameren	4,893	381,948
CMS Energy	6,250	381,313
Consolidated Edison	19,761	1,428,127
Dominion Energy	47,620	3,581,024
DTE Energy	2,998	363,987
Public Service Enterprise Group	6,660	388,278
Sempra Energy	19,893	2,534,567
WEC Energy Group	3,982	366,463
		9,425,707
Oil, Gas & Consumable Fuels–3.60%
Canadian Natural Resources	39,785	956,103
†Cheniere Energy	7,124	427,654
Chevron	25,975	2,193,589
Concho Resources	27,062	1,579,068
ConocoPhillips	62,601	2,503,414
Devon Energy	66,266	1,047,665
EOG Resources	8,543	426,039
Exxon Mobil	10,499	432,769
Hess	8,329	439,688
Kinder Morgan	27,322	373,492
Marathon Petroleum	10,135	419,183
Occidental Petroleum	28,745	497,576
ONEOK	11,761	451,387
Parsley Energy Class A	92,131	1,308,260
Phillips 66	6,294	440,202
Pioneer Natural Resources	4,046	460,799
Suncor Energy	46,312	776,778
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
TOTAL	64,649	$ 2,790,393
Valero Energy	7,631	431,686
Williams	18,823	377,401
		18,333,146
Personal Products–0.48%
Estee Lauder Class A	1,612	429,098
L'Oreal	5,300	2,022,226
		2,451,324
Pharmaceuticals–3.80%
Bayer	19,181	1,129,975
Bristol-Myers Squibb	70,244	4,357,235
Eli Lilly & Co.	15,032	2,538,003
GlaxoSmithKline	43,013	787,050
Johnson & Johnson	25,458	4,006,580
Merck & Co	32,247	2,637,805
Pfizer	44,658	1,643,861
Royalty Pharma Class A	9,603	480,630
Sanofi	14,787	1,433,201
Zoetis	2,304	381,312
		19,395,652
Professional Services–0.51%
Adecco Group	15,109	1,006,310
†CoStar Group	436	402,986
Equifax	2,259	435,625
IHS Markit	4,223	379,352
Verisk Analytics	1,879	390,062
		2,614,335
Real Estate Management & Development–0.65%
†CBRE Group Class A	53,125	3,332,000
		3,332,000
Road & Rail–1.07%
CSX	38,412	3,485,889
Kansas City Southern	2,058	420,100
Norfolk Southern	1,616	383,978
Old Dominion Freight Line	1,885	367,914
†Uber Technologies	8,008	408,408
Union Pacific	1,888	393,119
		5,459,408
Semiconductors & Semiconductor Equipment–2.42%
†Advanced Micro Devices	4,582	420,215
Analog Devices	2,842	419,849
Applied Materials	5,055	436,247
Broadcom	1,000	437,850
Intel	8,542	425,562
KLA	1,598	413,738
Lam Research	897	423,626
Marvell Technology Group	8,821	419,350
†Maxim Integrated Products	4,776	423,392

LVIP Invesco Select Equity Income Managed Volatility Fund–10

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology	2,960	$ 408,806
†Micron Technology	22,836	1,716,811
NVIDIA	743	387,995
NXP Semiconductors	11,799	1,876,159
QUALCOMM	18,825	2,867,801
Skyworks Solutions	2,763	422,407
Texas Instruments	2,472	405,729
Xilinx	2,929	415,244
		12,320,781
Software–2.38%
†Adobe	840	420,101
†ANSYS	1,222	444,564
†Autodesk	1,510	461,063
†Cadence Design Systems	3,438	469,046
Citrix Systems	3,217	418,532
†DocuSign	1,736	385,913
†Fortinet	3,284	487,773
Intuit	1,119	425,052
Microsoft	1,843	409,920
NortonLifeLock	21,226	441,076
Oracle	40,513	2,620,786
†Palantir Technologies Class A	21,369	503,240
†Palo Alto Networks	1,314	466,982
†RingCentral Class A	1,317	499,103
†salesforce.com	1,509	335,798
†ServiceNow	751	413,373
†Slack Technologies Class A	13,265	560,314
†Splunk	1,927	327,378
†Synopsys	1,759	456,003
†Unity Software	3,157	484,505
†VMware Class A	2,634	369,445
†Workday Class A	1,838	440,403
†Zoom Video Communications Class A	885	298,528
		12,138,898
Specialty Retail–1.80%
†AutoZone	349	413,719
Best Buy	3,268	326,114
†CarMax	4,049	382,468
Home Depot	1,419	376,915
†Kingfisher	343,936	1,270,892
Lowe's	2,586	415,079
†O'Reilly Automotive	871	394,188
Ross Stores	3,558	436,958
TJX	69,514	4,747,111
†Ulta Beauty	1,422	408,341
		9,171,785
Technology Hardware, Storage & Peripherals–0.89%
Apple	13,450	1,784,680
†Dell Technologies Class C	5,675	415,921
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise	37,038	$ 438,900
HP	18,956	466,128
NetApp	7,474	495,078
Seagate Technology	6,974	433,504
Western Digital	9,138	506,154
		4,540,365
Textiles, Apparel & Luxury Goods–0.37%
†Columbia Sportswear	7,976	696,943
†Lululemon Athletica	1,125	391,534
NIKE Class B	2,882	407,716
VF	4,569	390,238
		1,886,431
Tobacco–0.89%
Altria Group	9,707	397,987
Philip Morris International	50,074	4,145,626
		4,543,613
Trading Companies & Distributors–0.15%
Fastenal	8,198	400,309
WW Grainger	951	388,331
		788,640
Water Utilities–0.07%
American Water Works	2,427	372,472
		372,472
Wireless Telecommunication Services–0.45%
†T-Mobile US	2,954	398,347
Vodafone Group	1,165,171	1,913,779
		2,312,126
Total Common Stock (Cost $345,350,475)		420,891,869
CONVERTIBLE PREFERRED STOCK–0.06%
AMG Capital Trust II 5.15%, expiration date 10/15/37	6,068	295,997
Total Convertible Preferred Stock (Cost $294,815)		295,997
PREFERRED STOCK–0.00%
•Wells Fargo & Co. 5.85% (LIBOR03M + 3.09%)	1,089	29,240
Total Preferred Stock (Cost $28,728)		29,240

	Principal Amount°
AGENCY OBLIGATION–0.02%
Federal Home Loan Mortgage 6.75% 3/15/31	68,000	104,719
Total Agency Obligation (Cost $92,975)		104,719

LVIP Invesco Select Equity Income Managed Volatility Fund–11

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–2.28%
Banks–0.07%
BofA Finance 0.13%, excercise price $0.12 9/1/22	321,000	$ 373,323
		373,323
Computers–0.05%
Western Digital 1.50%, excercise price $1.50 2/1/24	269,000	267,371
		267,371
Health Care Products–0.09%
Integra LifeSciences Holdings 0.50%, excercise price $0.50 8/15/25	267,000	293,811
NuVasive 2.25%, excercise price $2.25 3/15/21	73,000	73,543
Tandem Diabetes Care 1.50%, excercise price $1.50 5/1/25	56,000	65,951
		433,305
Health Care Services–0.13%
Teladoc Health 1.25%, excercise price $1.25 6/1/27	551,000	659,935
		659,935
Internet–0.46%
Booking Holdings
0.75%, exercise price $0.75 5/1/25	56,000	81,357
0.90%, exercise price $0.90 9/15/21	220,000	254,986
FireEye
1.00%, exercise price $1.00 6/1/35	221,000	217,534
1.63%, exercise price $1.62 6/1/35	224,000	219,806
IAC Financeco 3 2.00%, excercise price $2.00 1/15/30	407,000	788,223
Shopify 0.13%, excercise price $0.13 11/1/25	336,000	395,640
Trip.com Group 1.25%, excercise price $1.25 9/15/22	387,000	368,622
		2,326,168
Media–0.56%
DISH Network 3.38%, excercise price $3.37 8/15/26	1,103,000	1,051,415
Liberty Broadband 1.25%, excercise price $1.25 9/30/50	353,000	356,357
Liberty Latin America 2.00%, excercise price $2.00 7/15/24	366,000	347,785
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Media (continued)
Liberty Media
1.38%, exercise price $1.38 10/15/23	780,000	$ 985,919
2.25%, exercise price $2.25 9/30/46	88,960	41,809
Liberty Media Corp-Liberty Formula One 1.00%, excercise price $1.00 1/30/23	70,000	89,197
		2,872,482
Pharmaceuticals–0.35%
DexCom 0.75%, excercise price $0.75 12/1/23	378,000	859,427
Jazz Investments I 2.00%, excercise price $2.00 6/15/26	230,000	299,312
Neurocrine Biosciences 2.25%, excercise price $2.25 5/15/24	235,000	324,247
Pacira BioSciences 0.75%, excercise price $0.75 8/1/25	137,000	154,058
Pacira Pharmaceuticals 2.38%, excercise price $2.37 4/1/22	28,000	32,112
Supernus Pharmaceuticals 0.63%, excercise price $0.63 4/1/23	146,000	138,458
		1,807,614
Real Estate–0.09%
Redfin 0.01%, excercise price $0.01 10/15/25	378,000	451,766
		451,766
Semiconductors–0.25%
Cree
0.88%, exercise price $0.87 9/1/23	189,000	343,118
1.75%, exercise price $1.75 5/1/26	155,000	358,885
Microchip Technology 0.13%, excercise price $0.13 11/15/24	515,000	565,002
		1,267,005
Software–0.20%
Nuance Communications 1.25%, excercise price $1.25 4/1/25	151,000	343,583
Workday 0.25%, excercise price $0.25 10/1/22	301,000	502,957
Zynga 0.01%, excercise price $0.01 12/15/26	150,000	157,464
		1,004,004

LVIP Invesco Select Equity Income Managed Volatility Fund–12

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Telecommunications–0.03%
Finisar 0.50%, excercise price $0.50 12/15/36	141,000	$ 141,602
		141,602
Total Convertible Bonds (Cost $9,492,077)		11,604,575
CORPORATE BONDS–4.83%
Aerospace & Defense–0.06%
General Dynamics 3.88% 7/15/21	285,000	287,889
Raytheon Technologies 4.45% 11/16/38	28,000	35,263
		323,152
Agriculture–0.08%
Altria Group 5.80% 2/14/39	185,000	243,468
Philip Morris International
3.60% 11/15/23	36,000	39,199
4.88% 11/15/43	108,000	144,627
		427,294
Airlines–0.03%
♦American Airlines Pass Through Trust 3.70% 4/1/28	27,082	25,460
♦Continental Airlines Pass Through Trust
4.15% 10/11/25	28,389	28,570
4.75% 7/12/22	10,554	10,565
♦United Airlines Pass Through Trust
3.50% 9/1/31	43,596	43,240
3.75% 3/3/28	34,469	35,010
		142,845
Auto Manufacturers–0.06%
General Motors 6.60% 4/1/36	186,000	254,357
General Motors Financial 5.25% 3/1/26	44,000	51,872
		306,229
Banks–0.80%
Bank of America 3.25% 10/21/27	275,000	307,671
Citigroup
μ3.67% 7/24/28	49,000	55,530
4.75% 5/18/46	34,000	45,336
5.30% 5/6/44	22,000	30,996
6.68% 9/13/43	299,000	486,180
Citizens Financial Group 2.38% 7/28/21	40,000	40,385
Goldman Sachs Group
4.25% 10/21/25	275,000	315,339
5.25% 7/27/21	36,000	37,011
μHSBC Holdings 2.63% 11/7/25	400,000	425,745
•JPMorgan Chase & Co 3.56% (LIBOR03M + 3.32%) 4/1/21	58,000	56,982
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co.
3.20% 6/15/26	36,000	$ 40,297
μ3.51% 1/23/29	327,000	372,909
μ3.90% 1/23/49	102,000	128,364
μ4.26% 2/22/48	46,000	60,145
Morgan Stanley 4.00% 7/23/25	61,000	69,823
PNC Financial Services Group 3.45% 4/23/29	291,000	335,274
US Bancorp 3.10% 4/27/26	208,000	231,437
Wells Fargo & Co.
3.55% 9/29/25	59,000	66,263
4.10% 6/3/26	40,000	45,843
4.65% 11/4/44	333,000	425,343
Westpac Banking 2.10% 5/13/21	525,000	528,633
		4,105,506
Beverages–0.12%
Anheuser-Busch InBev Worldwide
4.70% 2/1/36	91,000	115,425
4.90% 2/1/46	101,000	131,446
Heineken 3.50% 1/29/28	90,000	102,381
Molson Coors Beverage 4.20% 7/15/46	34,000	38,953
PepsiCo 3.00% 8/25/21	220,000	224,090
		612,295
Biotechnology–0.01%
Gilead Sciences 4.40% 12/1/21	44,000	45,203
		45,203
Chemicals–0.00%
Sherwin-Williams 4.50% 6/1/47	14,000	18,696
		18,696
Computers–0.08%
Apple
2.15% 2/9/22	254,000	259,260
3.35% 2/9/27	30,000	34,211
Dell International 5.45% 6/15/23	58,000	64,146
DXC Technology 4.45% 9/18/22	44,000	46,309
		403,926
Diversified Financial Services–0.58%
Air Lease
3.00% 9/15/23	6,000	6,308
4.25% 9/15/24	38,000	41,625
Aircastle 4.40% 9/25/23	304,000	322,115

LVIP Invesco Select Equity Income Managed Volatility Fund–13

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express 3.63% 12/5/24	30,000	$ 33,313
Aviation Capital Group
2.88% 1/20/22	100,000	101,255
4.88% 10/1/25	66,000	71,302
Capital One Financial 3.20% 1/30/23	317,000	333,975
Convertible Trust - Energy 0.33% 9/19/24	832,000	861,869
=Convertible Trust - Media 0.25% 12/4/24	848,000	1,120,123
Synchrony Financial 3.95% 12/1/27	54,000	60,544
		2,952,429
Electric–0.20%
Electricite de France 4.88% 1/22/44	84,000	105,904
Georgia Power 3.70% 1/30/50	51,000	60,922
NextEra Energy Capital Holdings 3.55% 5/1/27	50,000	56,909
Oglethorpe Power 4.55% 6/1/44	52,000	58,388
Ohio Power 5.38% 10/1/21	18,000	18,653
PPL Electric Utilities 6.25% 5/15/39	4,000	6,018
Sempra Energy 3.80% 2/1/38	54,000	62,471
Southern 2.35% 7/1/21	395,000	398,103
Xcel Energy
0.50% 10/15/23	94,000	94,260
3.50% 12/1/49	143,000	166,864
		1,028,492
Electronics–0.04%
Avnet 4.63% 4/15/26	64,000	72,427
•Honeywell International 0.46% (LIBOR03M + 0.23%) 8/19/22	110,000	110,110
		182,537
Entertainment–0.07%
Live Nation Entertainment 2.50% 3/15/23	272,000	351,098
		351,098
Environmental Control–0.01%
Waste Management 3.90% 3/1/35	42,000	51,404
		51,404
Food–0.12%
Ingredion 6.63% 4/15/37	23,000	33,020
Kraft Heinz Foods 4.63% 10/1/39	90,000	100,366
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Nestle Holdings 3.10% 9/24/21	465,000	$ 473,165
		606,551
Forest Products & Paper–0.01%
International Paper 6.00% 11/15/41	22,000	32,182
		32,182
Gas–0.01%
NiSource 4.38% 5/15/47	54,000	68,399
		68,399
Health Care Products–0.01%
Medtronic 4.38% 3/15/35	23,000	30,949
		30,949
Health Care Services–0.05%
Laboratory Corp of America Holdings
3.20% 2/1/22	54,000	55,606
4.70% 2/1/45	23,000	30,144
UnitedHealth Group 3.50% 8/15/39	135,000	160,383
		246,133
Insurance–0.40%
Allstate 3.28% 12/15/26	28,000	31,957
American International Group 4.38% 1/15/55	64,000	82,115
Athene Global Funding
2.75% 6/25/24	250,000	264,289
4.00% 1/25/22	110,000	113,898
Guardian Life Global Funding 2.90% 5/6/24	291,000	313,064
Jackson National Life Global Funding
2.10% 10/25/21	46,000	46,658
3.25% 1/30/24	42,000	45,150
Liberty Mutual Group 3.95% 5/15/60	88,000	104,818
Markel
5.00% 3/30/43	34,000	42,096
5.00% 5/20/49	273,000	375,626
Nationwide Financial Services 5.30% 11/18/44	40,000	48,251
PartnerRe Finance 3.70% 7/2/29	300,000	344,311
Prudential Financial 3.91% 12/7/47	14,000	16,821
Reinsurance Group of America 4.70% 9/15/23	34,000	37,558
Reliance Standard Life Global Funding II 3.05% 1/20/21	42,000	42,048
Travelers 4.60% 8/1/43	60,000	83,924
Willis North America 3.60% 5/15/24	22,000	24,019

LVIP Invesco Select Equity Income Managed Volatility Fund–14

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
WR Berkley 4.63% 3/15/22	38,000	$ 39,823
		2,056,426
Machinery Construction & Mining–0.03%
Caterpillar Financial Services 1.70% 8/9/21	130,000	131,097
		131,097
Machinery Diversified–0.06%
Deere & Co. 2.60% 6/8/22	314,000	322,999
		322,999
Media–0.22%
Charter Communications Operating
3.85% 4/1/61	194,000	195,109
4.46% 7/23/22	321,000	338,403
Comcast
3.90% 3/1/38	74,000	90,440
4.15% 10/15/28	315,000	379,022
6.45% 3/15/37	27,000	41,521
Cox Communications 2.95% 10/1/50	58,000	59,187
NBCUniversal Media 5.95% 4/1/41	18,000	27,441
		1,131,123
Metal Fabricate & Hardware–0.01%
Precision Castparts 2.50% 1/15/23	32,000	33,243
		33,243
Mining–0.00%
Rio Tinto Finance USA 7.13% 7/15/28	18,000	25,320
		25,320
Oil & Gas–0.08%
BP Capital Markets America 2.94% 6/4/51	208,000	211,977
ConocoPhillips 4.15% 11/15/34	20,000	23,196
Husky Energy 3.95% 4/15/22	26,000	26,789
Noble Energy 5.25% 11/15/43	74,000	106,069
Suncor Energy 3.60% 12/1/24	30,000	33,090
		401,121
Packaging & Containers–0.02%
Packaging Corporation of America 4.50% 11/1/23	102,000	112,477
		112,477
Pharmaceuticals–0.36%
AbbVie
4.05% 11/21/39	223,000	269,049
4.50% 5/14/35	64,000	80,354
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AbbVie (continued)
4.85% 6/15/44	86,000	$ 113,644
Becton Dickinson and Co. 4.88% 5/15/44	35,000	43,169
Bristol-Myers Squibb 4.13% 6/15/39	108,000	137,553
Cigna 4.80% 8/15/38	328,000	426,815
CVS Health 3.38% 8/12/24	34,000	37,120
♦CVS Pass Through Trust 6.04% 12/10/28	186,312	216,414
GlaxoSmithKline Capital 6.38% 5/15/38	6,000	9,462
Mead Johnson Nutrition 4.13% 11/15/25	4,000	4,614
Mylan 3.15% 6/15/21	38,000	38,367
Pfizer
2.20% 12/15/21	100,000	101,940
3.00% 9/15/21	305,000	311,036
Zoetis 4.70% 2/1/43	32,000	43,757
		1,833,294
Pipelines–0.25%
Cameron LNG 3.70% 1/15/39	90,000	101,355
Energy Transfer Operating
4.20% 9/15/23	170,000	183,218
4.90% 3/15/35	32,000	35,200
5.00% 5/15/50	106,000	114,611
Enterprise Products Operating
4.25% 2/15/48	68,000	79,599
6.45% 9/1/40	2,000	2,859
Kinder Morgan 5.30% 12/1/34	38,000	46,799
MPLX
4.50% 7/15/23	389,000	423,666
4.50% 4/15/38	78,000	89,112
Plains All American Pipeline 3.65% 6/1/22	32,000	32,949
Spectra Energy Partners 4.50% 3/15/45	48,000	56,007
Sunoco Logistics Partners Operations 5.30% 4/1/44	58,000	62,611
Texas Eastern Transmission 7.00% 7/15/32	16,000	22,224
		1,250,210
Private Equity–0.08%
Apollo Management Holdings 4.00% 5/30/24	270,000	298,936
Brookfield Asset Management 4.00% 1/15/25	40,000	44,595
Carlyle Holdings Finance 3.88% 2/1/23	8,000	8,510
KKR Group FinanceIII 5.13% 6/1/44	28,000	36,701
		388,742

LVIP Invesco Select Equity Income Managed Volatility Fund–15

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts–0.14%
Crown Castle International 4.75% 5/15/47	4,000	$ 5,131
EPR Properties 4.75% 12/15/26	154,000	155,565
Healthpeak Properties
3.88% 8/15/24	44,000	48,670
4.20% 3/1/24	42,000	46,092
Life Storage 3.50% 7/1/26	40,000	45,132
Office Properties Income Trust 4.00% 7/15/22	66,000	67,459
Regency Centers
2.95% 9/15/29	240,000	256,395
4.65% 3/15/49	69,000	83,047
Service Properties Trust 5.00% 8/15/22	18,000	18,315
		725,806
Retail–0.11%
Dollar General 3.25% 4/15/23	32,000	33,857
Home Depot 2.00% 4/1/21	56,000	56,146
Starbucks 3.55% 8/15/29	300,000	348,939
Walgreens Boots Alliance
3.30% 11/18/21	54,000	55,123
4.50% 11/18/34	40,000	45,909
		539,974
Semiconductors–0.15%
Broadcom 3.63% 1/15/24	60,000	64,843
Micron Technology 4.66% 2/15/30	100,000	122,654
NVIDIA 2.20% 9/16/21	125,000	126,520
NXP
3.88% 9/1/22	325,000	342,521
5.35% 3/1/26	64,000	77,085
Texas Instruments 2.63% 5/15/24	20,000	21,358
		754,981
Software–0.14%
Fiserv 3.80% 10/1/23	138,000	150,299
Microsoft 3.50% 2/12/35	36,000	44,298
Nuance Communications 1.00% 12/15/35	175,000	325,706
Oracle 3.60% 4/1/40	175,000	204,775
		725,078
Telecommunications–0.37%
AT&T
3.00% 6/30/22	46,000	47,606
3.50% 9/15/53	220,000	219,161
3.55% 9/15/55	14,000	13,925
3.80% 12/1/57	161,000	167,215
4.30% 2/15/30	30,000	35,836
4.50% 5/15/35	42,000	50,928
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Cisco Systems 1.85% 9/20/21	260,000	$ 262,619
Orange 4.13% 9/14/21	220,000	225,527
Rogers Communications
4.30% 2/15/48	136,000	173,456
4.50% 3/15/43	52,000	66,051
Verizon Communications
4.40% 11/1/34	28,000	34,918
4.81% 3/15/39	44,000	57,331
Viavi Solutions
1.00% 3/1/24	252,000	322,840
1.75% 6/1/23	183,000	226,412
		1,903,825
Transportation–0.07%
CSX 5.50% 4/15/41	34,000	47,483
FedEx 4.90% 1/15/34	38,000	49,013
Norfolk Southern 3.40% 11/1/49	103,000	117,608
Union Pacific
3.65% 2/15/24	9,000	9,768
3.84% 3/20/60	51,000	62,995
4.15% 1/15/45	39,000	48,334
United Parcel Service 3.40% 11/15/46	22,000	26,400
		361,601
Total Corporate Bonds (Cost $22,021,240)		24,632,637
U.S. TREASURY OBLIGATIONS–3.01%
U.S. Treasury Bonds
4.50% 2/15/36	1,088,200	1,595,531
4.50% 8/15/39	3,600	5,501
4.38% 5/15/40	7,200	10,912
1.38% 8/15/50	1,058,800	989,316
U.S. Treasury Notes
0.88% 11/15/30	342,000	340,664
0.13% 11/30/22	6,180,700	6,181,183
0.63% 11/30/27	1,535,200	1,534,240
0.38% 11/30/25	3,155,400	3,159,098
0.13% 12/15/23	1,555,500	1,553,556
Total U.S. Treasury Obligations (Cost $15,120,246)		15,370,001

	Number of Shares
MONEY MARKET FUND–6.88%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	35,085,940	35,085,940
Total Money Market Fund (Cost $35,085,940)		35,085,940

LVIP Invesco Select Equity Income Managed Volatility Fund–16

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.62% (Cost $427,486,496)	$508,014,978
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	1,920,599
NET ASSETS APPLICABLE TO 41,329,177 SHARES OUTSTANDING–100.00%	$509,935,577
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND STANDARD CLASS ($2,796,597 / 226,332 Shares)	$12.356
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND SERVICE CLASS ($507,138,980 / 41,102,845 Shares)	$12.338
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$437,070,845
Distributable earnings/(accumulated loss)	72,864,732
TOTAL NET ASSETS	$509,935,577

† Non-income producing.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
★ Includes $1,654,821 cash collateral held at broker for futures contracts, $56,548 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $92,988 variation margin due from broker on futures contracts, $587,625 payable for securities purchased, $317,735 payable for fund shares redeemed, $78,283 other accrued expenses payable and $406,073 due to manager and affiliates as of December 31, 2020.
LVIP Invesco Select Equity Income Managed Volatility Fund–17

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CAD	(970,746)	USD	762,111	1/15/21	$ —	$ (572)
BNYM	EUR	(863,376)	USD	1,050,033	1/15/21	—	(5,125)
BNYM	GBP	(2,365,039)	USD	3,167,173	1/15/21	—	(67,461)
GSI	EUR	(290,484)	USD	341,901	1/14/21	—	(13,100)
IBC	EUR	(1,964,996)	USD	2,312,571	1/14/21	—	(88,853)
SSB	CAD	19,590	USD	(15,395)	1/15/21	—	(4)
SSB	CAD	36,265	USD	(28,147)	1/15/21	345	—
SSB	CHF	(1,231,574)	USD	1,390,375	1/15/21	—	(1,436)
SSB	CHF	21,457	USD	(24,144)	1/15/21	105	—
SSB	CHF	(19,450)	USD	22,009	1/15/21	29	—
SSB	EUR	(1,976,918)	USD	2,326,190	1/14/21	—	(89,803)
SSB	EUR	38,039	USD	(46,355)	1/15/21	134	—
SSB	EUR	(30,831)	USD	37,815	1/15/21	135	—
SSB	EUR	(19,519)	USD	23,794	1/15/21	—	(61)
SSB	GBP	(58,778)	USD	79,162	1/15/21	—	(1,227)
SSB	GBP	193,415	USD	(260,224)	1/15/21	4,307	—
Total Foreign Currency Exchange Contracts						$5,055	$(267,642)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
10	British Pound	$ 853,687	$ 836,245	3/15/21	$ 17,442	$ —
9	Euro	1,377,675	1,366,494	3/15/21	11,181	—
8	Japanese Yen	968,900	962,071	3/15/21	6,829	—
					35,452	—
Equity Contracts:
3	E-mini Russell 2000 Index	296,220	285,239	3/19/21	10,981	—
73	E-mini S&P 500 Index	13,683,120	13,375,464	3/19/21	307,656	—
25	E-mini S&P MidCap 400 Index	5,758,750	5,604,028	3/19/21	154,722	—
32	Euro STOXX 50 Index	1,387,795	1,368,765	3/19/21	19,030	—
9	FTSE 100 Index	790,142	799,963	3/19/21	—	(9,821)
4	Nikkei 225 Index (OSE)	1,062,999	1,019,241	3/11/21	43,758	—
					536,147	(9,821)
Total Futures Contracts					$571,599	$(9,821)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
BNYM–BNY Mellon
CAD–Canadian Dollar
CHF–Swiss Franc
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GSI–Goldman Sachs International
LVIP Invesco Select Equity Income Managed Volatility Fund–18

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
HSBC–Hong Kong and Shanghai Banking Corporation
IBC–Imperial Bank of Canada
IT–Information Technology
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SSB–State Street Bank
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–19

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$10,073,075
Dividends from affiliated investments	4,926
Interest	924,148
Foreign taxes withheld	(131,839)
10,870,310
EXPENSES:
Management fees	2,814,559
Distribution fees-Service Class	1,652,892
Accounting and administration expenses	165,966
Shareholder servicing fees	137,649
Custodian fees	78,661
Pricing fees	71,486
Reports and statements to shareholders	67,650
Professional fees	45,405
Trustees’ fees and expenses	11,854
Consulting fees	3,306
Other	10,375
5,059,803
Less:
Management fees waived	(124,965)
Expenses reimbursed	(592,352)
Total operating expenses	4,342,486
NET INVESTMENT INCOME	6,527,824
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(96,930)
Sale of unaffiliated investments	(3,460,229)
Foreign currencies	167,829
Foreign currency exchange contracts	(784,678)
Futures contracts	(3,744,225)
Net realized loss	(7,918,233)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	16,436
Unaffiliated investments	35,014,342
Foreign currencies	5,923
Foreign currency exchange contracts	(40,734)
Futures contracts	348,254
Net change in unrealized appreciation (depreciation)	35,344,221
NET REALIZED AND UNREALIZED GAIN	27,425,988
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,953,812
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,527,824	$ 5,111,387
Net realized gain (loss)	(7,918,233)	14,318,510
Net change in unrealized appreciation (depreciation)	35,344,221	41,683,478
Net increase in net assets resulting from operations	33,953,812	61,113,375
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(92,537)	(38,831)
Service Class	(15,732,867)	(6,804,372)
	(15,825,404)	(6,843,203)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	311,868	126,351
Service Class	34,413,974	25,170,866
Net assets from merger:*
Standard Class	—	2,255,530
Service Class	—	336,677,820
Reinvestment of dividends and distributions:
Standard Class	92,537	38,831
Service Class	15,732,867	6,804,372
	50,551,246	371,073,770
Cost of shares redeemed:
Standard Class	(182,500)	(267,371)
Service Class	(68,066,676)	(47,404,942)
	(68,249,176)	(47,672,313)
Increase (decrease) in net assets derived from capital share transactions	(17,697,930)	323,401,457
NET INCREASE IN NET ASSETS	430,478	377,671,629
NET ASSETS:
Beginning of year	509,505,099	131,833,470
End of year	$509,935,577	$509,505,099

*	See Note 7 in Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–20

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 11.938	$ 10.135	$ 11.368	$ 9.794	$ 9.307
Income (loss) from investment operations:
Net investment income[4]	0.192	0.205	0.135	0.111	0.070
Net realized and unrealized gain (loss)	0.643	1.790	(1.171)	1.659	0.511
Total from investment operations	0.835	1.995	(1.036)	1.770	0.581
Less dividends and distributions from:
Net investment income	(0.188)	(0.189)	(0.197)	(0.196)	(0.094)
Net realized gain	(0.229)	(0.003)	—	—	—
Total dividends and distributions	(0.417)	(0.192)	(0.197)	(0.196)	(0.094)
Net asset value, end of period	$ 12.356	$ 11.938	$ 10.135	$ 11.368	$ 9.794
Total return[5]	7.32%	19.68%	(9.12%)	18.08%	6.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,797	$ 2,461	$ 90	$ 97	$ 88
Ratio of expenses to average net assets[6]	0.57%	0.55%	0.14%	0.14%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.72%	0.76%	0.75%	0.74%	0.75%
Ratio of net investment income to average net assets	1.72%	1.81%	1.19%	1.06%	0.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	1.60%	0.58%	0.46%	0.10%
Portfolio turnover	65%	115%	12%	12%	84%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–21

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19 [2]	12/31/18	12/31/17	12/31/16 [3]
Net asset value, beginning of period	$ 11.925	$ 10.135	$ 11.365	$ 9.794	$ 9.310
Income (loss) from investment operations:
Net investment income[4]	0.152	0.164	0.095	0.074	0.037
Net realized and unrealized gain (loss)	0.638	1.789	(1.168)	1.656	0.509
Total from investment operations	0.790	1.953	(1.073)	1.730	0.546
Less dividends and distributions from:
Net investment income	(0.148)	(0.160)	(0.157)	(0.159)	(0.062)
Net realized gain	(0.229)	(0.003)	—	(0.000)	—
Total dividends and distributions	(0.377)	(0.163)	(0.157)	(0.159)	(0.062)
Net asset value, end of period	$ 12.338	$ 11.925	$ 10.135	$ 11.365	$ 9.794
Total return[5]	6.94%	19.26%	(9.44%)	17.66%	5.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$507,139	$507,045	$131,744	$147,732	$132,618
Ratio of expenses to average net assets[6]	0.92%	0.90%	0.49%	0.49%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.07%	1.11%	1.10%	1.09%	1.10%
Ratio of net investment income to average net assets	1.37%	1.46%	0.84%	0.71%	0.40%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.22%	1.25%	0.23%	0.11%	(0.25%)
Portfolio turnover	65%	115%	12%	12%	84%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–22

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Invesco Select Equity Income Managed Volatility Fund–23

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.
 Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2020, LIAC receives a management fee at an annual rate of 0.565% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.085% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
 The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, the waiver amount was 0.085% of the Fund’s average daily net assets.
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.565% of the Fund’s average daily net assets for the Standard Class and 0.915% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least May 24, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceeded 0.57% of the Fund’s average daily net assets for the Standard Class and 0.92% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 332,948	$ 592,352	$ 925,300
Invesco Advisers, Inc. ("Invesco Advisers") and Invesco Capital Management, LLC ("Invesco Capital") are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays Invesco Advisers and Invesco Captial a fee based on their managed portions of the Fund's average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$29,302
Legal	5,186
LVIP Invesco Select Equity Income Managed Volatility Fund–24

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $59,341 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 56,548
Management fees payable to LIAC	243,534
Distribution fees payable to LFD	150,039
Shareholder servicing fees payable to Lincoln Life	12,500
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2020, the Portfolio paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
$2,628
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
Common Stock-0.00%@
×Lincoln National	$363,325	$126,858	$409,689	$(96,930)	$16,436	$—	—	$4,926	$—

@ As a percentage of Net Assets as of December 31, 2020.
× Issuer is no longer an affiliate of the Fund at December 31, 2020.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$131,597,829
Purchases of U.S. government securities	149,043,074
Sales other than U.S. government securities	149,637,894
Sales of U.S. government securities	157,700,288
LVIP Invesco Select Equity Income Managed Volatility Fund–25

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$430,696,353
Aggregate unrealized appreciation of investments and derivatives	$ 85,757,588
Aggregate unrealized depreciation of investments and derivatives	(8,395,206)
Net unrealized appreciation of investments and derivatives	$ 77,362,382
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 10,999,499	$ —	$ —	$ 10,999,499
Air Freight & Logistics	3,006,930	—	—	3,006,930
Airlines	816,744	—	—	816,744
Auto Components	441,944	—	—	441,944
Automobiles	7,891,868	—	—	7,891,868
Banks	32,920,991	—	—	32,920,991
Beverages	8,440,064	2,185,093	—	10,625,157
Biotechnology	4,514,414	—	—	4,514,414
Building Products	5,500,022	—	—	5,500,022
Capital Markets	17,159,343	—	—	17,159,343
Chemicals	13,379,878	1,539,830	—	14,919,708
Commercial Services & Supplies	1,936,393	—	—	1,936,393
Communications Equipment	1,232,692	—	—	1,232,692
Construction & Engineering	897,369	—	—	897,369
Construction Materials	822,300	—	—	822,300
LVIP Invesco Select Equity Income Managed Volatility Fund–26

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Consumer Finance	$ 5,026,601	$ —	$ —	$ 5,026,601
Containers & Packaging	4,983,138	—	—	4,983,138
Distributors	401,620	—	—	401,620
Diversified Financial Services	3,127,518	—	—	3,127,518
Diversified Telecommunication Services	3,751,118	1,642,751	—	5,393,869
Electric Utilities	19,452,409	2,011,817	—	21,464,226
Electrical Equipment	2,688,785	2,126,942	—	4,815,727
Electronic Equipment, Instruments & Components	4,515,673	—	—	4,515,673
Energy Equipment & Services	1,838,506	—	—	1,838,506
Entertainment	6,136,828	—	—	6,136,828
Equity Real Estate Investment Trusts	8,791,541	—	—	8,791,541
Food & Staples Retailing	7,448,444	—	—	7,448,444
Food Products	17,229,989	2,215,161	—	19,445,150
Health Care Equipment & Supplies	9,374,776	829,221	—	10,203,997
Health Care Providers & Services	12,952,368	—	—	12,952,368
Health Care Technology	801,796	—	—	801,796
Hotels, Restaurants & Leisure	3,305,402	—	—	3,305,402
Household Durables	741,775	—	—	741,775
Household Products	8,609,262	—	—	8,609,262
Industrial Conglomerates	3,552,610	1,138,687	—	4,691,297
Insurance	16,282,113	—	—	16,282,113
Interactive Media & Services	2,140,798	—	—	2,140,798
Internet & Direct Marketing Retail	4,227,868	—	—	4,227,868
IT Services	15,626,191	—	—	15,626,191
Life Sciences Tools & Services	2,494,743	—	—	2,494,743
Machinery	10,958,136	—	—	10,958,136
Media	6,672,768	—	—	6,672,768
Metals & Mining	1,239,214	—	—	1,239,214
Multiline Retail	3,783,243	—	—	3,783,243
Multi-Utilities	9,425,707	—	—	9,425,707
Oil, Gas & Consumable Fuels	15,542,753	2,790,393	—	18,333,146
Personal Products	429,098	2,022,226	—	2,451,324
Pharmaceuticals	16,045,426	3,350,226	—	19,395,652
Professional Services	1,608,025	1,006,310	—	2,614,335
Real Estate Management & Development	3,332,000	—	—	3,332,000
Road & Rail	5,459,408	—	—	5,459,408
Semiconductors & Semiconductor Equipment	12,320,781	—	—	12,320,781
Software	12,138,898	—	—	12,138,898
Specialty Retail	7,900,893	1,270,892	—	9,171,785
Technology Hardware, Storage & Peripherals	4,540,365	—	—	4,540,365
Textiles, Apparel & Luxury Goods	1,886,431	—	—	1,886,431
Tobacco	4,543,613	—	—	4,543,613
Trading Companies & Distributors	788,640	—	—	788,640
Water Utilities	372,472	—	—	372,472
Wireless Telecommunication Services	398,347	1,913,779	—	2,312,126
Convertible Preferred Stock	295,997	—	—	295,997
Preferred Stock	29,240	—	—	29,240
Agency Obligation	—	104,719	—	104,719
Convertible Bonds	—	11,604,575	—	11,604,575
Corporate Bonds
Aerospace & Defense	—	323,152	—	323,152
Agriculture	—	427,294	—	427,294
Airlines	—	142,845	—	142,845
Auto Manufacturers	—	306,229	—	306,229
Banks	—	4,105,506	—	4,105,506
Beverages	—	612,295	—	612,295
Biotechnology	—	45,203	—	45,203
Chemicals	—	18,696	—	18,696
Computers	—	403,926	—	403,926
Diversified Financial Services	—	1,832,306	1,120,123	2,952,429
LVIP Invesco Select Equity Income Managed Volatility Fund–27

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Electric	$ —	$ 1,028,492	$ —	$ 1,028,492
Electronics	—	182,537	—	182,537
Entertainment	—	351,098	—	351,098
Environmental Control	—	51,404	—	51,404
Food	—	606,551	—	606,551
Forest Products & Paper	—	32,182	—	32,182
Gas	—	68,399	—	68,399
Health Care Products	—	30,949	—	30,949
Health Care Services	—	246,133	—	246,133
Insurance	—	2,056,426	—	2,056,426
Machinery Construction & Mining	—	131,097	—	131,097
Machinery Diversified	—	322,999	—	322,999
Media	—	1,131,123	—	1,131,123
Metal Fabricate & Hardware	—	33,243	—	33,243
Mining	—	25,320	—	25,320
Oil & Gas	—	401,121	—	401,121
Packaging & Containers	—	112,477	—	112,477
Pharmaceuticals	—	1,833,294	—	1,833,294
Pipelines	—	1,250,210	—	1,250,210
Private Equity	—	388,742	—	388,742
Real Estate Investment Trusts	—	725,806	—	725,806
Retail	—	539,974	—	539,974
Semiconductors	—	754,981	—	754,981
Software	—	725,078	—	725,078
Telecommunications	—	1,903,825	—	1,903,825
Transportation	—	361,601	—	361,601
U.S. Treasury Obligations	—	15,370,001	—	15,370,001
Money Market Fund	35,085,940	—	—	35,085,940
Total Investments	$430,259,718	$76,635,137	$1,120,123	$508,014,978
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 5,055	$—	$ 5,055
Futures Contracts	$571,599	$ —	$—	$ 571,599
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(267,642)	$—	$(267,642)
Futures Contract	$ (9,821)	$ —	$—	$ (9,821)
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and forward contracts, straddle losses deferral, Passive Foreign Investment Company ("PFIC") and deemed dividends for Convertible Bonds under Section 305(c), income accruals for contingent payment debt instruments and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$15,825,403	$6,725,057
Long-term capital gains	—	118,146
Total	$15,825,403	$6,843,203
LVIP Invesco Select Equity Income Managed Volatility Fund–28

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 215,521
Capital loss carryforward	(4,680,042)
Other temporary differences	(43,761)
Net unrealized appreciation	77,373,014
Distributable earnings/(accumulated loss)	$72,864,732
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$20,624	$4,659,418	$4,680,042
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	28,405	11,226
Service Class	3,197,172	2,247,036
Shares reinvested:
Standard Class	8,098	3,252
Service Class	1,392,177	570,591
Shares from merger:
Standard Class	—	206,645
Service Class	—	30,885,040
	4,625,852	33,923,790
Shares redeemed:
Standard Class	(16,281)	(23,858)
Service Class	(6,005,359)	(4,182,199)
	(6,021,640)	(4,206,057)
Net increase (decrease)	(1,395,788)	29,717,733
7.  Fund Merger
As of the close of business on May 24, 2019, the Fund acquired all of the assets and liabilities of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP Invesco Select Equity Income Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	218,819	Standard Class	206,645	$ 2,255,530	0.944
Acquired Fund - Service Class	32,704,132	Service Class	30,885,040	336,677,820	0.944
LVIP Invesco Select Equity Income Managed Volatility Fund–29

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 7.  Fund Merger (continued)
The net assets of the Acquiring Fund before the acquisition were $141,133,827. The net assets of the Acquiring Fund immediately following the acquisition were $480,067,177.
If the acquisition had been completed on January 1, 2019, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Net investment income (loss)	$ 4,692,536(a)
Net realized gain (loss)	20,472,756 (b)
Net change in unrealized appreciation (depreciation)	66,662,736 (c)
Net increase in net assets resulting from operations	$91,828,028

(a)	$5,111,387, as reported in the Statement of Operations, plus $(418,851) Net investment income (loss) from Acquired Fund pre-merger.
(b)	$14,318,510, as reported in the Statement of Operations, plus $6,154,246 Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$41,683,478, as reported in the Statement of Operations, plus $24,979,258 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since May 27, 2019.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP Invesco Select Equity Income Managed Volatility Fund–30

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 5,055	Receivables and other assets net of liabilities	$(267,642)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	536,147	Receivables and other assets net of liabilities	(9,821)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	35,452	Receivables and other assets net of liabilities	—
Total		$576,654		$(277,463)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (784,678)	$ (40,734)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,470,021)	318,197
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	725,796	30,057
Total		$(4,528,903)	$307,520
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,552,824	$13,771,357
Futures contracts (average notional value)	13,832,579	43,249,186
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP Invesco Select Equity Income Managed Volatility Fund–31

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$—	$ (73,158)	$ (73,158)
Imperial Bank of Canada	—	(88,853)	(88,853)
Total	$—	$(162,011)	$(162,011)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of New York Mellon	(73,158)	—	—	—	—	(73,158)
Imperial Bank of Canada	(88,853)	—	—	—	—	(88,853)
Total	(162,011)	—	—	—	—	(162,011)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP Invesco Select Equity Income Managed Volatility Fund–32

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–33

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Income Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Invesco Select Equity Income Managed Volatility Fund–34

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Select Equity Income Managed Volatility Fund–35

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
The Board considered that the Fund had been restructured in February 2019 from a fund-of-funds structure to a subadvised structure, subadvised by Invesco Advisers, Inc. and Invesco Capital Management LLC.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that the Fund’s investment management fee was reduced effective May 1, 2020. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced its management fee and implemented an expense limitation for the Fund through May 24, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Invesco Advisers, Inc. and Invesco Capital Management LLC (together, the “Invesco Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Invesco Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Invesco Advisers. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the Invesco Advisers manage the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Value funds category and a custom index (LVIP Invesco Select Equity Income Composite). The Board concluded that the services provided by the Invesco Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, two of which contain breakpoints, and noted Invesco’s statement that it does not currently manage other subadvised accounts with similar investment objectives. The Board considered that LIAC compensates the Invesco Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Invesco Advisers, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and the Invesco Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Invesco Advisers from its fees. The Board reviewed materials provided by the Invesco Advisers as to any additional benefits they receive and considered that the Invesco Advisers may receive research and services from brokerage commissions paid by the Fund that may be shared with advisory affiliates. The Board also noted that an affiliated broker may receive commissions for executing certain trades for the Fund and that Invesco Indexing, an affiliate of the Invesco Advisers, receives a licensing fee in connection with the Fund’s index sleeve.
LVIP Invesco Select Equity Income Managed Volatility Fund–36

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Invesco Select Equity Income Managed Volatility Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Invesco Select Equity Income Managed Volatility Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Invesco Select Equity Income Managed Volatility Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Invesco Select Equity Income Managed Volatility Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Invesco Select Equity Income Managed Volatility Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Select Equity Income Managed Volatility Fund–42

LVIP JPMorgan High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP JPMorgan High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 5.56% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index1, returned 7.05%.
The high yield selloff that started in late February accelerated dramatically in March as the collapse of OPEC+ piled on the growing realization of the magnitude of the economic impact of COVID-19. The range of impacted sectors quickly grew to include most direct consumer-facing service sectors, such as travel and casinos, as well as energy. Following unprecedented monetary and fiscal policy responses to the COVID-19 pandemic, the high yield market began its rally back in late March. The rally was sustained as the most pessimistic virus outcomes became less likely and general optimism returned to risk asset classes. As sour as investors were on risk asset classes in March, they returned with even more vigor starting in April as passage of the CARES Act in late March and the US Federal Reserve’s unprecedented support was announced in early April. Together, the fiscal and monetary support combined to restore demand across the economy and instill confidence in various parts of the capital markets.
From April through December, the high yield market saw a virtuous cycle of improving fundamentals and economic outlook, consistent inflows, better than feared default activity, and market spread levels that allowed issuers to access liquidity and refinance maturing debt. Tracking directionally with equities through the balance of the year, high yield consistently recovered from its March meltdown, with a just single month of negative returns as high yield nonetheless averaged nearly 2%/month in returns from June to December.
The Fund benefitted relative to the benchmark primarily from good security selection in a handful of sectors, including those impacted by COVID-19 (Retail and Oil Field Services) and those less impacted by the pandemic (Financials and Wireless).
Conversely, the Fund was hurt by poor liquidity in fallen angels in April and May, which made it difficult to get exposure to those names, primarily in the Energy sector, which were quickly rallying. In addition, security selection in Healthcare and Consumer Products detracted from performance.
Leveraged loans comprise a majority of the positions that explicitly reference LIBOR in the Fund. As of 12/31/20, leveraged loans made up 5.18% of the market value of the Fund. The Fund’s managers do not believe LIBOR transition will have a material effect on the Fund. Most facilities in the leveraged loan universe contain “fallback language” that provides for an occurrence where LIBOR is no longer published. The Fund’s managers will continue to monitor the evolution of LIBOR and its potential replacements, and believe the industry will ultimately determine an acceptable solution.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:	William J. Morgan
James P. Shanahan Jr.
Robert Cook
Thomas Hauser
Jeffrey Lovell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,423 for the Standard Class shares and to $16,994 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $19,288. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.56%
Five Years	+ 6.98%
Ten Years	+ 5.71%
Service Class Shares
One Year	+ 5.30%
Five Years	+ 6.71%
Ten Years	+ 5.45%
1.Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.
LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,111.50	0.68%	$3.61
Service Class Shares	1,000.00	1,110.20	0.93%	4.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.68%	$3.46
Service Class Shares	1,000.00	1,020.50	0.93%	4.72

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.18%
Corporate Bonds	85.77%
Advertising	0.21%
Aerospace & Defense	0.99%
Airlines	0.56%
Apparel	0.07%
Auto Manufacturers	2.47%
Auto Parts & Equipment	2.56%
Banks	1.07%
Biotechnology	0.19%
Building Materials	1.04%
Chemicals	1.90%
Commercial Services	3.78%
Computers	1.39%
Cosmetics & Personal Care	0.10%
Distribution/Wholesale	0.43%
Diversified Financial Services	2.01%
Electric	0.99%
Electrical Components & Equipment	0.85%
Electronics	0.26%
Engineering & Construction	0.29%
Entertainment	2.53%
Environmental Control	0.33%
Food	2.24%
Food Service	0.12%
Gas	0.24%
Health Care Products	0.33%
Health Care Services	7.48%
Home Furnishings	0.36%
Household Products Wares	1.05%
Housewares	0.46%
Internet	1.33%
Iron & Steel	0.37%
Leisure Time	0.63%
Lodging	2.24%
Machinery Construction & Mining	0.43%
Machinery Diversified	0.27%
Media	10.35%
Metal Fabricate & Hardware	0.15%
Mining	1.22%
Miscellaneous Manufacturing	0.23%
Office Business Equipment	0.25%
Oil & Gas	5.00%
Oil & Gas Services	0.18%
Packaging & Containers	1.91%
Pharmaceuticals	3.13%
Security Type/Sector	Percentage of Net Assets
Pipelines	4.69%
Real Estate Investment Trusts	1.81%
Retail	2.96%
Semiconductors	0.67%
Software	0.86%
Telecommunications	9.67%
Toys Games Hobbies	0.62%
Transportation	0.43%
Trucking & Leasing	0.07%
Loan Agreements	5.04%
Common Stock	1.75%
Preferred Stocks	0.43%
Rights	0.02%
Warrants	0.07%
Money Market Fund	5.90%
Total Investments	99.16%
Receivables and Other Assets Net of Liabilities	0.84%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	6.33%
BB	54.11%
B	30.69%
CCC	0.78%
Non-Rated	8.09%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.18%
DISH Network 3.38% exercise price $3.38, maturity date 8/15/26	1,275,000	$ 1,215,370
Liberty Interactive
3.75% exercise price $3.75, maturity date 2/15/30	129,744	99,417
4.00% exercise price $4.00, maturity date 11/15/29	176,005	134,644
Total Convertible Bonds (Cost $1,272,016)		1,449,431
CORPORATE BONDS–85.77%
Advertising–0.21%
Lamar Media 5.75% 2/1/26	180,000	185,625
National CineMedia 5.88% 4/15/28	490,000	414,050
Outfront Media Capital
5.00% 8/15/27	540,000	549,450
5.63% 2/15/24	500,000	506,250
		1,655,375
Aerospace & Defense–0.99%
Howmet Aerospace
5.90% 2/1/27	376,000	443,680
6.75% 1/15/28	1,400,000	1,711,976
6.88% 5/1/25	765,000	902,700
Rolls-Royce 5.75% 10/15/27	545,000	603,587
Spirit AeroSystems
5.50% 1/15/25	470,000	495,803
7.50% 4/15/25	920,000	986,700
TransDigm 6.25% 3/15/26	2,499,000	2,661,435
Triumph Group 8.88% 6/1/24	109,000	119,628
		7,925,509
Airlines–0.56%
Delta Air Lines
4.50% 10/20/25	725,000	774,804
4.75% 10/20/28	1,015,000	1,107,475
Mileage Plus Holdings / Mileage Plus Intellectual Property Assets 6.50% 6/20/27	1,747,500	1,878,562
United Airlines Holdings 4.88% 1/15/25	772,000	759,687
		4,520,528
Apparel–0.07%
William Carter 5.63% 3/15/27	505,000	531,513
		531,513
Auto Manufacturers–2.47%
Allison Transmission
3.75% 1/30/31	662,000	677,309
5.88% 6/1/29	95,000	105,213
Ford Motor
8.50% 4/21/23	656,000	739,692
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor (continued)
9.00% 4/22/25	656,000	$ 806,126
9.63% 4/22/30	814,000	1,148,757
Ford Motor Credit
2.98% 8/3/22	200,000	203,340
3.22% 1/9/22	600,000	605,565
3.37% 11/17/23	630,000	642,468
3.38% 11/13/25	1,003,000	1,027,132
4.00% 11/13/30	1,127,000	1,185,525
4.13% 8/4/25	450,000	471,938
4.13% 8/17/27	2,028,000	2,124,330
4.27% 1/9/27	1,230,000	1,289,194
4.39% 1/8/26	375,000	393,630
4.54% 8/1/26	3,515,000	3,752,262
4.69% 6/9/25	950,000	1,012,937
5.13% 6/16/25	870,000	945,951
General Motors
6.13% 10/1/25	572,000	693,679
6.80% 10/1/27	288,000	369,970
=General Motors Escrow
7.40% 9/1/25	325,000	0
7.70% 4/15/16	400,000	0
8.80% 3/1/49	425,000	0
JB Poindexter 7.13% 4/15/26	765,000	808,988
PM General Purchaser 9.50% 10/1/28	763,000	845,023
		19,849,029
Auto Parts & Equipment–2.56%
Adient
7.00% 5/15/26	1,645,000	1,789,291
9.00% 4/15/25	468,000	521,820
Adient Global Holdings 4.88% 8/15/26	920,000	945,300
Allison Transmission 4.75% 10/1/27	1,579,000	1,654,003
American Axle & Manufacturing
6.25% 4/1/25	1,461,000	1,512,135
6.25% 3/15/26	959,000	992,565
6.50% 4/1/27	1,776,000	1,869,240
6.88% 7/1/28	510,000	549,525
BorgWarner 5.00% 10/1/25	1,815,000	2,133,687
Clarios Global
6.25% 5/15/26	450,000	482,625
6.75% 5/15/25	1,040,000	1,120,600
Cooper-Standard Automotive
5.63% 11/15/26	2,560,000	2,361,779
13.00% 6/1/24	1,055,000	1,234,350
Dana
5.38% 11/15/27	980,000	1,038,800
5.63% 6/15/28	239,000	257,338
Tenneco
5.00% 7/15/26	975,000	897,000
5.38% 12/15/24	685,000	661,854
LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Tenneco (continued)
7.88% 1/15/29	480,000	$ 538,925
		20,560,837
Banks–1.07%
μBank of America
6.10% 3/17/25	1,396,000	1,581,738
6.25% 9/5/24	845,000	937,580
μBarclays
7.75% 9/15/23	527,000	566,525
8.00% 6/15/24	996,000	1,110,540
Barclays Bank 7.63% 11/21/22	315,000	350,399
μCitigroup
5.95% 5/15/25	370,000	404,225
6.25% 8/15/26	1,070,000	1,227,245
μCredit Agricole 8.13% 12/23/25	494,000	600,210
μNatwest Group 8.63% 8/15/21	335,000	347,700
μSociete Generale 7.38% 9/13/21	1,465,000	1,500,204
		8,626,366
Biotechnology–0.19%
Advanz Pharma 8.00% 9/6/24	863,000	871,630
Emergent BioSolutions 3.88% 8/15/28	627,000	649,258
		1,520,888
Building Materials–1.04%
American Woodmark 4.88% 3/15/26	795,000	814,875
Boise Cascade 4.88% 7/1/30	190,000	205,675
Forterra Finance / FRTA Finance 6.50% 7/15/25	575,000	618,125
Griffon 5.75% 3/1/28	1,410,000	1,491,695
JELD-WEN
4.88% 12/15/27	1,200,000	1,269,000
6.25% 5/15/25	520,000	561,600
PGT Innovations 6.75% 8/1/26	780,000	829,725
Standard Industries
3.38% 1/15/31	415,000	417,075
4.75% 1/15/28	840,000	884,100
5.00% 2/15/27	445,000	465,025
Summit Materials
5.13% 6/1/25	400,000	407,000
5.25% 1/15/29	379,000	397,950
		8,361,845
Chemicals–1.90%
Axalta Coating Systems 3.38% 2/15/29	713,000	713,000
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Axalta Coating Systems / Axalta Coating Systems Dutch Holding 4.75% 6/15/27	321,000	$ 341,464
Chemours
5.75% 11/15/28	320,000	326,400
7.00% 5/15/25	1,816,000	1,882,411
CVR Partners 9.25% 6/15/23	2,851,000	2,853,965
Element Solutions 3.88% 9/1/28	739,000	760,246
GCP Applied Technologies 5.50% 4/15/26	300,000	309,000
Hexion 7.88% 7/15/27	995,000	1,064,650
INEOS Group Holdings 5.63% 8/1/24	200,000	202,750
Nouryon Holding 8.00% 10/1/26	520,000	552,500
NOVA Chemicals
4.88% 6/1/24	1,416,000	1,474,410
5.00% 5/1/25	303,000	317,392
5.25% 6/1/27	826,000	880,120
Trinseo Materials Operating SCA 5.38% 9/1/25	2,072,000	2,116,030
Valvoline 4.25% 2/15/30	570,000	604,200
Venator Finance Sarl / Venator Materials 9.50% 7/1/25	815,000	888,350
		15,286,888
Commercial Services–3.78%
ADT Security 4.88% 7/15/32	1,390,000	1,501,200
Ahern Rentals 7.38% 5/15/23	1,770,000	1,292,100
Allied Universal Holdco
6.63% 7/15/26	374,000	398,796
9.75% 7/15/27	373,000	406,570
Avis Budget Car Rental
5.25% 3/15/25	1,704,000	1,712,520
5.75% 7/15/27	897,000	905,970
6.38% 4/1/24	1,035,000	1,055,700
Avis Budget Car Rental / Avis Budget Finance 10.50% 5/15/25	1,615,000	1,901,662
Brink's 4.63% 10/15/27	2,313,000	2,417,085
Gartner
3.75% 10/1/30	385,000	404,250
4.50% 7/1/28	755,000	796,525
Herc Holdings 5.50% 7/15/27	1,562,000	1,655,720
‡Hertz
5.50% 10/15/24	656,000	354,240
6.00% 1/15/28	2,613,000	1,411,020
7.13% 8/1/26	805,000	434,700
7.63% 6/1/22	254,000	248,412
Jaguar Holding / PPD Development
4.63% 6/15/25	309,000	325,874

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Jaguar Holding / PPD Development (continued)
5.00% 6/15/28	310,000	$ 330,925
Nielsen Finance 5.00% 4/15/22	228,000	228,600
Prime Security Services Borrower
3.38% 8/31/27	726,000	720,555
5.25% 4/15/24	947,000	1,010,922
5.75% 4/15/26	400,000	438,000
Refinitiv Holdings
6.25% 5/15/26	761,000	812,368
8.25% 11/15/26	758,000	827,168
Sabre GLBL
5.25% 11/15/23	100,000	101,250
7.38% 9/1/25	1,170,000	1,269,450
9.25% 4/15/25	583,000	693,770
Service International
3.38% 8/15/30	556,000	578,357
4.63% 12/15/27	75,000	79,875
5.13% 6/1/29	335,000	371,013
8.00% 11/15/21	370,000	391,275
Team Health Holdings 6.38% 2/1/25	1,027,000	883,220
United Rentals North America
3.88% 2/15/31	807,000	846,583
5.25% 1/15/30	2,310,000	2,564,100
5.50% 5/15/27	490,000	524,913
5.88% 9/15/26	443,000	469,004
		30,363,692
Computers–1.39%
Booz Allen Hamilton 3.88% 9/1/28	741,000	763,230
Dell International
5.88% 6/15/21	374,000	374,673
6.10% 7/15/27	280,000	347,909
6.20% 7/15/30	280,000	363,802
7.13% 6/15/24	2,225,000	2,307,603
Diebold Nixdorf 9.38% 7/15/25	155,000	173,600
Exela Intermediate 10.00% 7/15/23	2,800,000	854,000
MTS Systems 5.75% 8/15/27	773,000	838,860
NCR
5.00% 10/1/28	486,000	512,730
5.75% 9/1/27	2,054,000	2,182,375
6.13% 9/1/29	1,050,000	1,162,875
8.13% 4/15/25	425,000	473,297
Presidio Holdings 4.88% 2/1/27	505,000	535,694
Science Applications International 4.88% 4/1/28	285,000	302,100
		11,192,748
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care–0.10%
Edgewell Personal Care 5.50% 6/1/28	720,000	$ 773,784
		773,784
Distribution/Wholesale–0.43%
Performance Food Group
5.50% 10/15/27	624,000	658,320
6.88% 5/1/25	160,000	171,200
Wolverine Escrow
9.00% 11/15/26	2,105,000	1,992,488
13.13% 11/15/27	770,000	619,850
		3,441,858
Diversified Financial Services–2.01%
Ally Financial 5.75% 11/20/25	1,854,000	2,158,061
Curo Group Holdings 8.25% 9/1/25	1,262,000	1,198,900
@Global Aircraft Leasing 6.50% 9/15/24	1,041,431	929,477
•ILFC E-Capital Trust I 3.23% 12/21/65	640,000	428,800
•ILFC E-Capital Trust II 3.48% 12/21/65	2,651,000	1,832,928
LPL Holdings 5.75% 9/15/25	1,518,000	1,570,250
Nationstar Mortgage Holdings
5.13% 12/15/30	504,000	526,791
5.50% 8/15/28	644,000	677,810
OneMain Finance
4.00% 9/15/30	340,000	352,787
6.13% 5/15/22	740,000	784,400
6.13% 3/15/24	785,000	857,612
6.63% 1/15/28	410,000	486,875
7.13% 3/15/26	597,000	705,952
Park Aerospace Holdings 5.50% 2/15/24	1,000,000	1,090,488
Quicken Loans
3.63% 3/1/29	429,000	437,580
3.88% 3/1/31	143,000	148,363
5.25% 1/15/28	1,843,000	1,967,402
		16,154,476
Electric–0.99%
Calpine
4.63% 2/1/29	1,106,000	1,137,278
5.00% 2/1/31	557,000	582,065
Clearway Energy Operating
5.00% 9/15/26	682,000	705,870
5.75% 10/15/25	485,000	510,462
NextEra Energy Operating Partners 4.25% 9/15/24	89,000	95,230
NRG Energy
3.38% 2/15/29	400,000	409,520
3.63% 2/15/31	337,000	346,706
5.25% 6/15/29	425,000	467,500

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NRG Energy (continued)
6.63% 1/15/27	1,847,000	$ 1,950,506
PG&E
5.00% 7/1/28	803,000	855,195
5.25% 7/1/30	199,000	218,900
Pike 5.50% 9/1/28	641,000	677,056
Texas Competitive Electric Holdings 11.50% 10/1/20	3,115,000	4,673
=Texas Competitive Electric Holdings Escrow 1.00% 10/20/99	6,255,000	9,382
=Texas Competitive Electric Holdings Escrow (Nonext) 1.00% 12/30/99	1,920,000	1,920
		7,972,263
Electrical Components & Equipment–0.85%
Energizer Holdings
4.38% 3/31/29	1,636,000	1,694,111
4.75% 6/15/28	1,097,000	1,154,592
7.75% 1/15/27	575,000	639,113
WESCO Distribution
5.38% 6/15/24	733,000	751,325
7.13% 6/15/25	1,152,000	1,267,004
7.25% 6/15/28	1,152,000	1,310,158
		6,816,303
Electronics–0.26%
Sensata Technologies 3.75% 2/15/31	546,000	565,973
Sensata Technologies
4.88% 10/15/23	435,000	469,256
5.00% 10/1/25	391,000	434,987
5.63% 11/1/24	531,000	593,414
		2,063,630
Engineering & Construction–0.29%
MasTec 4.50% 8/15/28	1,940,000	2,037,000
Weekley Homes 4.88% 9/15/28	271,000	283,195
		2,320,195
Entertainment–2.53%
AMC Entertainment Holdings
10.50% 4/24/26	449,000	303,075
@12.00% 6/15/26	1,255,045	276,110
Boyne USA 7.25% 5/1/25	1,641,000	1,720,999
Cedar Fair
5.25% 7/15/29	205,000	211,058
5.38% 4/15/27	67,000	68,508
5.50% 5/1/25	590,000	615,075
Cinemark 8.75% 5/1/25	407,000	439,560
Cinemark USA 4.88% 6/1/23	853,000	810,350
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50% 2/15/23	1,233,000	$ 1,251,495
Enterprise Development Authority 12.00% 7/15/24	1,008,000	1,135,260
Gateway Casinos & Entertainment 8.25% 3/1/24	980,000	921,200
International Game Technology
5.25% 1/15/29	376,000	405,140
6.25% 1/15/27	200,000	229,030
6.50% 2/15/25	1,439,000	1,608,831
Live Nation Entertainment
3.75% 1/15/28	200,000	202,080
4.75% 10/15/27	1,090,000	1,118,956
4.88% 11/1/24	285,000	288,562
5.63% 3/15/26	677,000	693,925
6.50% 5/15/27	750,000	838,890
Six Flags Entertainment
4.88% 7/31/24	1,295,000	1,298,743
5.50% 4/15/27	866,000	889,815
Six Flags Theme Parks 7.00% 7/1/25	562,000	606,960
Stars Group Holdings 7.00% 7/15/26	743,000	782,007
Vail Resorts 6.25% 5/15/25	1,009,000	1,077,107
WMG Acquisition 3.00% 2/15/31	1,462,000	1,434,178
Wynn Resorts Finance 5.13% 10/1/29	1,064,000	1,114,540
		20,341,454
Environmental Control–0.33%
Clean Harbors 4.88% 7/15/27	735,000	766,833
GFL Environmental
3.75% 8/1/25	686,000	699,720
4.00% 8/1/28	603,000	607,522
Harsco 5.75% 7/31/27	156,000	164,970
Stericycle 3.88% 1/15/29	373,000	383,258
		2,622,303
Food–2.24%
B&G Foods 5.25% 4/1/25	1,724,000	1,780,030
Dole Food 7.25% 6/15/25	1,510,000	1,540,200
Lamb Weston Holdings
4.88% 11/1/26	1,110,000	1,160,283
4.88% 5/15/28	448,000	500,080
New Albertsons
3.25% 3/15/26	699,000	709,485
3.50% 2/15/23	430,000	440,750
3.50% 3/15/29	1,371,000	1,384,710
4.63% 1/15/27	865,000	920,144
5.75% 3/15/25	1,504,000	1,549,120
6.63% 6/1/28	569,000	648,660

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
New Albertsons (continued)
7.45% 8/1/29	154,000	$ 182,297
7.50% 3/15/26	1,361,000	1,523,027
7.75% 6/15/26	672,000	779,520
8.00% 5/1/31	644,000	805,000
Post Holdings
5.00% 8/15/26	2,842,000	2,934,365
5.75% 3/1/27	925,000	979,344
TreeHouse Foods 4.00% 9/1/28	132,000	136,538
		17,973,553
Food Service–0.12%
Aramark Services 5.00% 2/1/28	917,000	966,289
		966,289
Gas–0.24%
AmeriGas Partners
5.50% 5/20/25	680,000	753,100
5.63% 5/20/24	291,000	313,552
5.75% 5/20/27	520,000	591,599
5.88% 8/20/26	220,000	247,500
		1,905,751
Health Care Products–0.33%
Avantor Funding 4.63% 7/15/28	976,000	1,032,120
Hill-Rom Holdings 5.00% 2/15/25	758,000	778,845
Hologic 3.25% 2/15/29	849,000	863,857
		2,674,822
Health Care Services–7.48%
Acadia Healthcare
5.00% 4/15/29	457,000	487,848
5.63% 2/15/23	290,000	290,725
6.50% 3/1/24	1,098,000	1,121,332
Catalent Pharma Solutions
4.88% 1/15/26	1,073,000	1,094,460
5.00% 7/15/27	142,000	149,972
Centene
3.00% 10/15/30	848,000	898,795
4.25% 12/15/27	2,226,000	2,359,560
4.63% 12/15/29	2,657,000	2,949,828
5.38% 6/1/26	461,000	486,221
CHS/Community Health Systems
5.63% 3/15/27	870,000	935,468
6.00% 1/15/29	435,000	469,913
Community Health Systems
8.00% 3/15/26	398,000	428,845
8.63% 1/15/24	1,456,000	1,517,880
DaVita
3.75% 2/15/31	1,711,000	1,737,281
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
DaVita (continued)
4.63% 6/1/30	530,000	$ 561,800
Encompass Health
4.50% 2/1/28	2,230,000	2,330,350
4.63% 4/1/31	474,000	507,180
Envision Healthcare 8.75% 10/15/26	716,000	449,290
Global Medical Response 6.50% 10/1/25	940,000	982,300
HCA
3.50% 9/1/30	1,665,000	1,768,265
5.38% 2/1/25	5,506,000	6,191,662
5.38% 9/1/26	3,920,000	4,505,648
5.63% 9/1/28	160,000	189,000
5.88% 2/15/26	7,118,000	8,185,700
5.88% 2/1/29	200,000	241,000
IQVIA
5.00% 10/15/26	923,000	966,843
5.00% 5/15/27	1,259,000	1,338,348
Molina Healthcare 3.88% 11/15/30	752,000	806,520
Radiology Partners 9.25% 2/1/28	825,000	928,373
RP Escrow Issuer 5.25% 12/15/25	425,000	444,516
Syneos Health 3.63% 1/15/29	187,000	187,517
Tenet Healthcare
4.63% 7/15/24	2,870,000	2,941,807
4.63% 9/1/24	326,000	336,595
4.63% 6/15/28	127,000	133,033
4.88% 1/1/26	3,870,000	4,048,446
5.13% 5/1/25	2,111,000	2,152,143
5.13% 11/1/27	1,325,000	1,402,844
6.25% 2/1/27	2,750,000	2,915,000
7.50% 4/1/25	568,000	620,540
		60,062,848
Home Furnishings–0.36%
Tempur Sealy International
5.50% 6/15/26	1,568,000	1,631,818
5.63% 10/15/23	1,256,000	1,276,410
		2,908,228
Household Products Wares–1.05%
ACCO Brands 5.25% 12/15/24	1,766,000	1,814,565
Central Garden & Pet
4.13% 10/15/30	651,000	678,667
5.13% 2/1/28	1,200,000	1,276,128
Prestige Brands 5.13% 1/15/28	375,000	399,844
Spectrum Brands
5.00% 10/1/29	194,000	208,337
5.50% 7/15/30	840,000	905,100
5.75% 7/15/25	1,718,000	1,774,007

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Household Products Wares (continued)
Spectrum Brands (continued)
6.13% 12/15/24	1,384,000	$ 1,413,410
		8,470,058
Housewares–0.46%
CD&R Smokey Buyer 6.75% 7/15/25	953,000	1,018,519
Newell Brands
4.70% 4/1/26	1,463,000	1,611,494
4.88% 6/1/25	395,000	434,619
5.88% 4/1/36	250,000	303,125
Scotts Miracle-Gro 4.50% 10/15/29	274,000	295,235
		3,662,992
Internet–1.33%
Arches Buyer
4.25% 6/1/28	594,000	601,544
6.13% 12/1/28	350,000	361,445
Expedia Group
6.25% 5/1/25	577,000	668,683
7.00% 5/1/25	346,000	380,921
@MYT Holding 7.50% 9/25/25	865,194	867,357
Netflix
4.88% 4/15/28	1,740,000	1,962,198
4.88% 6/15/30	1,360,000	1,564,000
5.38% 11/15/29	1,105,000	1,302,519
5.88% 11/15/28	648,000	776,790
Photo Holdings Merger Sub 8.50% 10/1/26	1,975,000	2,091,643
TripAdvisor 7.00% 7/15/25	68,000	73,440
		10,650,540
Iron & Steel–0.37%
Allegheny Technologies 5.88% 12/1/27	565,000	594,662
Big River Steel / BRS Finance 6.63% 1/31/29	873,000	942,840
Carpenter Technology 6.38% 7/15/28	573,000	632,232
United States Steel 12.00% 6/1/25	685,000	791,175
		2,960,909
Leisure Time–0.63%
Carnival
10.50% 2/1/26	289,000	336,685
11.50% 4/1/23	567,000	655,634
Constellation Merger Sub 8.50% 9/15/25	1,147,000	1,066,710
Royal Caribbean Cruises
9.13% 6/15/23	179,000	194,215
10.88% 6/1/23	524,000	596,249
11.50% 6/1/25	1,519,000	1,775,787
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Leisure Time (continued)
Vista Outdoor 5.88% 10/1/23	405,000	$ 409,050
		5,034,330
Lodging–2.24%
Boyd Gaming
6.00% 8/15/26	291,000	301,913
6.38% 4/1/26	805,000	836,242
Hilton Domestic Operating
3.75% 5/1/29	335,000	349,301
4.00% 5/1/31	201,000	212,077
4.88% 1/15/30	722,000	788,785
5.13% 5/1/26	375,000	387,188
5.38% 5/1/25	236,000	250,750
5.75% 5/1/28	659,000	716,662
Hilton Grand Vacations Borrower 6.13% 12/1/24	845,000	885,137
Hilton Worldwide Finance 4.88% 4/1/27	858,000	908,129
Hyatt Hotels
5.38% 4/23/25	280,000	316,375
5.75% 4/23/30	280,000	344,163
Marriott International
4.63% 6/15/30	416,000	487,919
5.75% 5/1/25	365,000	426,862
Marriott Ownership Resorts
4.75% 1/15/28	45,000	45,675
6.13% 9/15/25	784,000	834,960
6.50% 9/15/26	1,627,000	1,700,215
MGM Resorts International
4.63% 9/1/26	1,102,000	1,166,136
5.50% 4/15/27	1,266,000	1,410,957
5.75% 6/15/25	430,000	475,429
6.00% 3/15/23	1,255,000	1,347,556
Station Casinos
4.50% 2/15/28	1,460,000	1,470,950
5.00% 10/1/25	1,187,000	1,200,710
Wynn Las Vegas 5.50% 3/1/25	1,093,000	1,142,644
		18,006,735
Machinery Construction & Mining–0.43%
BWX Technologies
4.13% 6/30/28	686,000	714,298
5.38% 7/15/26	850,000	882,937
Terex 5.63% 2/1/25	1,795,000	1,849,074
		3,446,309
Machinery Diversified–0.27%
ATS Automation Tooling Systems 4.13% 12/15/28	255,000	259,462
RBS Global 4.88% 12/15/25	765,000	780,300
SPX FLOW 5.88% 8/15/26	802,000	838,090
Vertical Holdco Gmbh 7.63% 7/15/28	280,000	305,200
		2,183,052

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–10.35%
Altice Financing 7.50% 5/15/26	1,950,000	$ 2,057,835
CCO Holdings
4.25% 2/1/31	2,019,000	2,127,743
4.75% 3/1/30	5,436,000	5,865,444
5.00% 2/1/28	1,239,000	1,310,242
5.13% 5/1/27	6,515,000	6,913,653
5.38% 6/1/29	728,000	798,070
5.50% 5/1/26	1,470,000	1,523,287
5.75% 2/15/26	4,939,000	5,096,307
Clear Channel Worldwide Holdings
5.13% 8/15/27	1,887,000	1,905,870
9.25% 2/15/24	4,350,000	4,404,375
CSC Holdings
5.38% 2/1/28	800,000	854,000
5.50% 5/15/26	2,059,000	2,141,360
5.88% 9/15/22	735,000	778,181
6.50% 2/1/29	2,965,000	3,347,633
6.75% 11/15/21	433,000	452,485
7.50% 4/1/28	615,000	691,617
Diamond Sports Group 5.38% 8/15/26	890,000	723,125
DISH DBS
5.00% 3/15/23	558,000	576,135
5.88% 11/15/24	7,691,000	8,064,283
6.75% 6/1/21	3,017,000	3,077,974
7.75% 7/1/26	2,685,000	3,005,804
Entercom Media
6.50% 5/1/27	761,000	773,366
7.25% 11/1/24	1,105,000	1,102,238
GCI 4.75% 10/15/28	957,000	1,020,688
Gray Television
4.75% 10/15/30	405,000	411,075
5.88% 7/15/26	718,000	751,208
7.00% 5/15/27	112,000	122,640
iHeartCommunications
5.25% 8/15/27	578,000	605,455
6.38% 5/1/26	797,062	852,856
8.38% 5/1/27	2,920,299	3,117,010
Liberty Interactive 8.25% 2/1/30	352,000	394,680
Meredith 6.88% 2/1/26	1,765,000	1,720,875
Midcontinent Communications 5.38% 8/15/27	531,000	554,895
Nexstar Broadcasting
4.75% 11/1/28	900,000	941,625
5.63% 7/15/27	2,333,000	2,499,226
Scripps Escrow II
3.88% 1/15/29	301,000	313,791
5.38% 1/15/31	291,000	306,017
Sinclair Television Group
4.13% 12/1/30	855,000	875,631
5.88% 3/15/26	84,000	86,367
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Sirius XM Radio
4.63% 7/15/24	250,000	$ 259,063
5.00% 8/1/27	2,086,000	2,216,396
5.38% 7/15/26	970,000	1,011,225
5.50% 7/1/29	600,000	660,188
TEGNA
4.75% 3/15/26	232,000	247,730
5.50% 9/15/24	143,000	145,324
UPC Holding 5.50% 1/15/28	160,000	168,800
μViacomCBS
5.88% 2/28/57	887,000	920,263
6.25% 2/28/57	1,145,000	1,285,434
Videotron
5.13% 4/15/27	1,383,000	1,467,709
5.38% 6/15/24	798,000	879,795
Virgin Media Secured Finance
5.50% 8/15/26	1,130,000	1,173,787
5.50% 5/15/29	456,000	494,190
		83,094,970
Metal Fabricate & Hardware–0.15%
Hillman Group 6.38% 7/15/22	1,210,000	1,200,925
		1,200,925
Mining–1.22%
Alcoa Nederland Holding
5.50% 12/15/27	389,000	425,671
6.75% 9/30/24	2,110,000	2,197,670
7.00% 9/30/26	500,000	532,500
Arconic
6.00% 5/15/25	912,000	973,560
6.13% 2/15/28	565,000	609,141
Constellium
5.75% 5/15/24	250,000	255,105
6.63% 3/1/25	909,000	928,316
Freeport-McMoRan
4.13% 3/1/28	1,140,000	1,195,575
4.38% 8/1/28	693,000	736,312
5.40% 11/14/34	150,000	187,688
Novelis
4.75% 1/30/30	890,000	958,855
5.88% 9/30/26	750,000	783,750
		9,784,143
Miscellaneous Manufacturing–0.23%
Bombardier
7.50% 12/1/24	1,457,000	1,397,656
7.50% 3/15/25	465,000	431,288
		1,828,944
Office Business Equipment–0.25%
CDW
3.25% 2/15/29	439,000	447,648
4.25% 4/1/28	1,000,000	1,055,760

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Office Business Equipment (continued)
CDW (continued)
5.50% 12/1/24	435,000	$ 486,326
		1,989,734
Oil & Gas–5.00%
Antero Resources
5.13% 12/1/22	1,701,000	1,696,577
5.63% 6/1/23	204,000	199,920
8.38% 7/15/26	608,000	620,580
Apache
4.63% 11/15/25	146,000	153,300
4.88% 11/15/27	146,000	154,760
Baytex Energy 8.75% 4/1/27	1,290,000	819,150
Callon Petroleum
6.13% 10/1/24	385,000	221,375
6.25% 4/15/23	1,430,000	908,050
6.38% 7/1/26	228,000	117,420
Cenovus Energy 5.38% 7/15/25	959,000	1,081,023
‡Chesapeake Energy 11.50% 1/1/25	1,235,000	216,125
CNX Resources 6.00% 1/15/29	493,000	505,071
Comstock Resources
7.50% 5/15/25	1,669,000	1,689,862
9.75% 8/15/26	1,231,000	1,320,248
Continental Resources 5.75% 1/15/31	1,185,000	1,315,326
Endeavor Energy Resources 6.63% 7/15/25	481,000	514,670
EQT
3.90% 10/1/27	465,000	461,954
5.00% 1/15/29	320,000	337,382
7.88% 2/1/25	350,000	398,563
‡Gulfport Energy
6.00% 10/15/24	1,110,000	732,600
6.38% 5/15/25	196,000	129,360
6.38% 1/15/26	1,155,000	762,300
Hilcorp Energy I
5.00% 12/1/24	775,000	769,188
5.75% 10/1/25	150,000	151,688
6.25% 11/1/28	767,000	784,258
Jagged Peak Energy 5.88% 5/1/26	875,000	905,625
MEG Energy
6.50% 1/15/25	408,000	419,220
7.00% 3/31/24	62,000	62,620
7.13% 2/1/27	1,142,000	1,179,115
Nabors Industries 7.25% 1/15/26	515,000	361,103
Occidental Petroleum
2.70% 8/15/22	192,000	192,240
3.40% 4/15/26	1,465,000	1,396,738
3.50% 6/15/25	245,000	236,660
5.50% 12/1/25	510,000	531,731
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum (continued)
5.88% 9/1/25	559,000	$ 595,335
6.13% 1/1/31	879,000	940,706
6.38% 9/1/28	479,000	506,543
6.63% 9/1/30	479,000	520,074
8.00% 7/15/25	849,000	967,011
8.50% 7/15/27	919,000	1,060,572
8.88% 7/15/30	1,069,000	1,254,739
Ovintiv
6.50% 8/15/34	215,000	248,824
8.13% 9/15/30	290,000	353,965
Parsley Energy
4.13% 2/15/28	330,000	349,800
5.63% 10/15/27	374,000	409,343
PBF Holding 9.25% 5/15/25	599,000	587,439
PFB Holding 6.00% 2/15/28	685,000	391,306
Precision Drilling
5.25% 11/15/24	215,000	185,975
7.13% 1/15/26	789,000	686,430
QEP Resources
5.25% 5/1/23	57,000	59,993
5.38% 10/1/22	88,000	91,648
Range Resources 9.25% 2/1/26	1,470,000	1,536,150
Shelf Drilling Holdings 8.25% 2/15/25	589,000	270,940
SM Energy
6.63% 1/15/27	616,000	491,260
6.75% 9/15/26	379,000	306,990
Southwestern Energy 8.38% 9/15/28	1,400,000	1,519,000
Sunoco 4.50% 5/15/29	474,000	492,960
Transocean 11.50% 1/30/27	1,073,000	767,195
Transocean Pontus 6.13% 8/1/25	1,550,640	1,473,092
W&T Offshore 9.75% 11/1/23	1,097,000	776,128
WPX Energy 5.88% 6/15/28	1,812,000	1,975,134
		40,164,354
Oil & Gas Services–0.18%
Archrock Partners
6.25% 4/1/28	429,000	446,572
6.88% 4/1/27	192,000	206,640
Oceaneering International 6.00% 2/1/28	550,000	491,562
@Telford Offshore 12.00% 12/31/99	640,984	22,434
Transocean Proteus 6.25% 12/1/24	277,200	260,222
		1,427,430
Packaging & Containers–1.91%
Ardagh Packaging Finance
5.25% 8/15/27	1,618,000	1,698,593

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Ardagh Packaging Finance (continued)
6.00% 2/15/25	506,000	$ 524,343
Ardagh Packaging Finance / Ardagh Holdings 5.25% 8/15/27	1,121,000	1,176,837
Berry Global 4.88% 7/15/26	750,000	805,642
GPC Merger Sub 7.13% 8/15/28	268,000	296,140
Greif 6.50% 3/1/27	697,000	737,077
LABL Escrow Issuer 6.75% 7/15/26	2,010,000	2,176,770
Mauser Packaging Solutions Holding
5.50% 4/15/24	2,437,000	2,485,082
7.25% 4/15/25	1,660,000	1,676,600
Owens-Brockway Glass Container
6.38% 8/15/25	460,000	509,450
6.63% 5/13/27	949,000	1,027,292
Reynolds Group Issue 4.00% 10/15/27	1,148,000	1,176,700
Trivium Packaging Finance
5.50% 8/15/26	488,000	516,060
8.50% 8/15/27	445,000	487,275
		15,293,861
Pharmaceuticals–3.13%
AdaptHealth 4.63% 8/1/29	250,000	256,875
Bausch Health
5.00% 1/30/28	716,000	737,867
5.00% 2/15/29	836,000	859,575
5.25% 1/30/30	720,000	754,200
5.25% 2/15/31	670,000	699,962
5.50% 11/1/25	2,732,000	2,831,144
5.75% 8/15/27	453,000	485,843
6.13% 4/15/25	2,435,000	2,509,657
7.00% 3/15/24	1,180,000	1,213,925
7.00% 1/15/28	715,000	785,928
7.25% 5/30/29	787,000	884,675
9.00% 12/15/25	2,405,000	2,660,122
Bausch Health Americas
8.50% 1/31/27	3,758,000	4,179,535
9.25% 4/1/26	2,052,000	2,287,980
Endo Dac / Endo Finance / Endo Finco
5.88% 10/15/24	580,000	587,250
6.00% 6/30/28	1,103,000	937,550
9.50% 7/31/27	803,000	896,349
‡Mallinckrodt International Finance
5.50% 4/15/25	870,000	300,150
5.63% 10/15/23	500,000	172,500
‡Mallinckrodt International Finance / Mallinckrodt 5.75% 8/1/22	470,000	162,150
Par Pharmaceutical 7.50% 4/1/27	818,000	887,530
		25,090,767
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines–4.69%
Antero Midstream Partners
5.38% 9/15/24	420,000	$ 409,500
5.75% 3/1/27	345,000	338,963
5.75% 1/15/28	1,092,000	1,048,538
7.88% 5/15/26	642,000	662,916
Blue Racer Midstream
6.13% 11/15/22	2,170,000	2,170,434
7.63% 12/15/25	336,000	357,840
Buckeye Partners
4.13% 3/1/25	720,000	729,000
4.13% 12/1/27	190,000	193,800
4.50% 3/1/28	720,000	741,600
Cheniere Energy 4.63% 10/15/28	1,635,000	1,716,750
Cheniere Energy Partners
5.25% 10/1/25	1,324,000	1,358,755
5.63% 10/1/26	1,053,000	1,097,752
Crestwood Midstream Partners
5.63% 5/1/27	490,000	485,100
5.75% 4/1/25	1,380,000	1,404,150
6.25% 4/1/23	384,000	384,960
DCP Midstream Operating
3.88% 3/15/23	1,082,000	1,114,460
4.75% 9/30/21	68,000	69,020
4.95% 4/1/22	270,000	278,100
5.38% 7/15/25	355,000	390,081
5.63% 7/15/27	535,000	593,850
6.75% 9/15/37	735,000	793,800
Delek Logistics Partners 6.75% 5/15/25	1,615,000	1,566,550
EnLink Midstream Partners
4.15% 6/1/25	656,000	642,880
4.40% 4/1/24	522,000	515,094
4.85% 7/15/26	312,000	302,640
μ6.00% 12/15/22	1,200,000	698,640
EQM Midstream Partners
4.13% 12/1/26	352,000	354,640
4.75% 7/15/23	127,000	133,538
6.00% 7/1/25	1,007,000	1,102,665
6.50% 7/1/27	465,000	523,606
Genesis Energy
6.25% 5/15/26	914,000	858,493
6.50% 10/1/25	80,000	77,800
7.75% 2/1/28	796,000	762,170
8.00% 1/15/27	334,000	332,330
Holly Energy Partners / Holly Energy Finance 5.00% 2/1/28	635,000	639,763
NuStar Logistics
5.63% 4/28/27	925,000	985,125
5.75% 10/1/25	429,000	456,885
6.38% 10/1/30	429,000	485,971
PBF Logistics 6.88% 5/15/23	531,000	508,433

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
μPlains All American Pipeline 6.13% 11/15/22	75,000	$ 60,938
Summit Midstream Holdings 5.75% 4/15/25	709,000	453,760
Tallgrass Energy Partners
5.50% 9/15/24	905,000	920,837
6.00% 3/1/27	100,000	103,625
6.00% 12/31/30	500,000	515,780
7.50% 10/1/25	1,263,000	1,363,522
Targa Resources Partners
4.25% 11/15/23	2,040,000	2,050,200
4.88% 2/1/31	792,000	859,320
5.00% 1/15/28	100,000	105,556
5.13% 2/1/25	1,562,000	1,601,050
5.88% 4/15/26	1,010,000	1,070,822
6.50% 7/15/27	1,174,000	1,273,790
		37,665,792
Real Estate Investment Trusts–1.81%
Brookfield Property REIT 5.75% 5/15/26	931,000	918,501
ESH Hospitality
4.63% 10/1/27	30,000	30,750
5.25% 5/1/25	1,037,000	1,062,925
Iron Mountain
4.50% 2/15/31	844,000	884,090
5.25% 3/15/28	1,649,000	1,740,173
MGM Growth Properties Operating Partnership
3.88% 2/15/29	790,000	807,775
4.63% 6/15/25	852,000	912,492
5.75% 2/1/27	1,794,000	2,012,635
RHP Hotel Properties 4.75% 10/15/27	2,230,000	2,308,050
RHP Hotel Properties / RHP Finance 5.00% 4/15/23	262,000	262,655
VICI Properties
3.50% 2/15/25	185,000	189,213
3.75% 2/15/27	470,000	480,575
4.13% 8/15/30	350,000	369,471
4.25% 12/1/26	1,398,000	1,449,936
4.63% 12/1/29	1,061,000	1,135,270
		14,564,511
Retail–2.96%
1011778 BC / New Red Finance 4.00% 10/15/30	640,000	649,062
1011778 BC ULC / New Red Finance
3.50% 2/15/29	320,000	319,600
4.25% 5/15/24	1,069,000	1,090,380
Asbury Automotive Group
4.50% 3/1/28	172,000	179,310
4.75% 3/1/30	161,000	172,673
Gap
8.38% 5/15/23	895,000	1,014,706
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Gap (continued)
8.88% 5/15/27	260,000	$ 301,600
Group 1 Automotive 4.00% 8/15/28	89,000	91,739
IRB Holding 7.00% 6/15/25	415,000	453,388
L Brands
6.75% 7/1/36	190,000	211,684
6.88% 7/1/25	141,000	153,095
6.88% 11/1/35	155,000	173,988
9.38% 7/1/25	103,000	126,690
Lithia Motors 4.38% 1/15/31	681,000	730,372
Macy's 8.38% 6/15/25	1,003,000	1,113,490
=•Neiman Marcus Group 1.00% (LIBOR03M + 0.12%) 9/25/25	626,781	665,955
Nordstrom
4.38% 4/1/30	260,000	255,949
8.75% 5/15/25	775,000	867,985
PetSmart
5.88% 6/1/25	3,306,000	3,396,915
7.13% 3/15/23	2,735,000	2,734,043
Rite Aid
7.50% 7/1/25	823,000	859,006
8.00% 11/15/26	1,134,000	1,212,858
Staples
7.50% 4/15/26	2,528,000	2,639,915
10.75% 4/15/27	1,893,000	1,883,535
White Cap Buyer 6.88% 10/15/28	369,000	393,446
Yum! Brands
3.63% 3/15/31	784,000	792,491
4.75% 1/15/30	758,000	831,147
7.75% 4/1/25	380,000	420,850
		23,735,872
Semiconductors–0.67%
AMS 7.00% 7/31/25	390,000	423,150
Entegris 4.38% 4/15/28	1,300,000	1,384,500
Microchip Technology 4.25% 9/1/25	439,000	464,401
ON Semiconductor 3.88% 9/1/28	1,372,000	1,416,590
Sensata Technologies UK Financing 6.25% 2/15/26	1,602,000	1,665,079
		5,353,720
Software–0.86%
Black Knight InfoServ 3.63% 9/1/28	744,000	761,670
BY Crown Parent / BY Bond Finance 4.25% 1/31/26	558,000	571,950
CDK Global 5.25% 5/15/29	1,462,000	1,619,779
Nuance Communications 5.63% 12/15/26	1,505,000	1,592,470

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
SS&C Technologies 5.50% 9/30/27	2,235,000	$ 2,387,025
		6,932,894
Telecommunications–9.67%
Altice France
7.38% 5/1/26	3,315,000	3,489,037
8.13% 2/1/27	1,035,000	1,141,098
Altice France Holding
6.00% 2/15/28	380,000	384,837
10.50% 5/15/27	1,794,000	2,013,765
CenturyLink
4.00% 2/15/27	520,000	536,900
4.50% 1/15/29	390,000	396,825
5.13% 12/15/26	1,455,000	1,536,422
6.88% 1/15/28	450,000	521,919
7.50% 4/1/24	667,000	755,378
Cincinnati Bell
7.00% 7/15/24	1,077,000	1,120,080
8.00% 10/15/25	747,000	796,489
CommScope
5.50% 3/1/24	693,000	714,483
6.00% 3/1/26	2,594,000	2,733,038
8.25% 3/1/27	1,824,000	1,947,120
CommScope Technologies
5.00% 3/15/27	485,000	480,150
6.00% 6/15/25	86,000	87,935
Embarq 8.00% 6/1/36	3,085,000	3,805,193
Frontier Communications
5.88% 10/15/27	720,000	778,500
‡6.88% 1/15/25	690,000	334,650
‡7.13% 1/15/23	295,000	143,075
‡7.63% 4/15/24	385,000	194,425
‡11.00% 9/15/25	1,150,000	603,750
Hughes Satellite Systems 6.63% 8/1/26	679,000	768,268
‡Intelsat Jackson Holdings
5.50% 8/1/23	3,134,000	2,123,285
8.00% 2/15/24	2,226,000	2,278,867
8.50% 10/15/24	3,737,000	2,671,955
9.75% 7/15/25	1,050,000	756,000
Level 3 Financing
3.63% 1/15/29	552,000	550,620
4.63% 9/15/27	346,000	361,375
5.25% 3/15/26	1,293,000	1,336,057
5.38% 5/1/25	2,627,000	2,701,738
Plantronics 5.50% 5/31/23	1,361,000	1,364,403
Qwest 7.25% 9/15/25	210,000	248,325
Sprint
7.13% 6/15/24	4,648,000	5,435,325
7.63% 2/15/25	1,829,000	2,187,182
7.63% 3/1/26	4,933,000	6,122,815
7.88% 9/15/23	3,985,000	4,613,833
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Capital
6.88% 11/15/28	313,000	$ 412,684
8.75% 3/15/32	5,348,000	8,467,889
Switch 3.75% 9/15/28	353,000	358,295
Telecom Italia Capital
6.00% 9/30/34	325,000	395,879
6.38% 11/15/33	878,000	1,079,940
T-Mobile USA
4.50% 2/1/26	2,405,000	2,458,716
4.75% 2/1/28	1,671,000	1,796,141
5.13% 4/15/25	380,000	389,086
6.00% 4/15/24	1,065,000	1,078,057
6.50% 1/15/26	1,704,000	1,763,640
United States Cellular 6.70% 12/15/33	1,063,000	1,379,243
		77,614,687
Toys Games Hobbies–0.62%
Mattel
5.88% 12/15/27	467,000	518,954
6.75% 12/31/25	4,209,000	4,442,473
		4,961,427
Transportation–0.43%
XPO Logistics
6.13% 9/1/23	1,212,000	1,233,210
6.75% 8/15/24	2,092,000	2,222,750
		3,455,960
Trucking & Leasing–0.07%
DAE Funding 4.50% 8/1/22	549,000	555,423
		555,423
Total Corporate Bonds (Cost $665,589,375)		688,523,314
LOAN AGREEMENTS–5.04%
•Advanz Pharma Tranche B 1st Lien 6.50% (LIBOR01M + 5.50%) 9/6/24	1,185,155	1,156,119
•American Axle and Manufacturing Tranche B 1st Lien 3.00% (LIBOR01M + 2.25%) 4/6/24	216,627	212,797
•Ascend Learning 4.75% (LIBOR01M + 3.75%) 7/12/24	318,402	318,934
•Axalta Coating Systems US Holdings Tranche B3 1st Lien 2.00% (LIBOR03M + 1.75%) 6/1/24	686,113	680,109
•Banijay Entertainment 3.90% (LIBOR01M + 3.75%) 1/7/21	139,650	137,555

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Bausch Health Companies 3.15% (LIBOR01M + 3.00%) 1/29/21	2,449,029	$ 2,438,326
•Berry Global 2.15% (LIBOR01M + 2.00%) 10/1/22	181,147	180,843
•Buckeye Partners 2.90% (LIBOR01M + 2.75%) 2/1/21	749,337	747,816
•BWAY Holding Company 3.48% (LIBOR03M + 3.25%) 1/7/21	389,333	375,219
•California Resources Corporation 10.00% (LIBOR01M + 9.00%) 10/27/25	934,090	927,085
•CCI Buyer 4.75% (LIBOR03M + 4.00%) 3/31/21	608,823	607,806
•CenturyLink 2.40% (LIBOR01M + 2.25%) 3/15/27	845,893	836,165
•Cincinnati Bell 1st Lien 4.25% (LIBOR01M + 3.25%) 10/2/24	945,422	944,978
•Claire's Stores 6.65% (LIBOR01M + 6.50%) 12/18/26	1,186,052	990,354
•Cornerstone OnDemand 4.39% (LIBOR01M + 4.25%) 4/22/27	606,550	608,606
•CP Atlas Buyer
5.25% (LIBOR03M + 4.50%) 11/23/27	285,600	285,957
5.25% (LIBOR03M + 4.50%) 11/23/27	95,200	95,319
•CSC Holdings Tranche B 1st Lien 2.41% (LIBOR01M + 2.25%) 1/15/26	363,525	357,527
•Dole Food Company Tranche B 1st Lien 3.75% (LIBOR01M + 2.75%) 4/6/24	763,399	761,490
•Ensemble RCM 1st Lien 3.96% (LIBOR03M + 3.75%) 8/3/26	140,324	139,973
•Envision Healthcare Corporation 3.90% (LIBOR01M + 3.75%) 10/10/25	626,802	520,954
=•FGI Operating Company 1st Lien 12.00% (LIBOR03M + 10.00%) 5/16/22	119,117	59,558
•Getty Images Tranche B 1st Lien 4.69% (LIBOR01M + 4.50%) 2/19/26	1,066,365	1,047,704
•Graham Packaging Company 4.50% (LIBOR01M + 3.75%) 8/4/27	1,105,058	1,107,688
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Greeneden U.S. Holdings II 4.75% (LIBOR01M + 4.00%) 1/4/21	1,003,202	$ 1,004,145
•Gulf Finance Tranche B 1st Lien 6.25% (LIBOR01M + 5.25%) 8/25/23	832,595	625,936
•iHeartCommunications 3.15% (LIBOR01M + 3.00%) 5/1/26	1,499,850	1,473,603
•Informatica 3.40% (LIBOR01M + 3.25%) 2/25/27	304,697	301,842
•IRB Holding Corp 4.25% (LIBOR03M + 3.25%) 3/15/21	837,500	837,760
•Meredith Corporation
2.65% (LIBOR01M + 2.50%) 1/31/25	657,710	649,943
5.25% (LIBOR03M + 4.25%) 1/31/25	1,004,950	1,009,472
Moran Foods
^0.00% 4/1/23	199,821	199,821
•8.00% (LIBOR03M + 7.00%) 4/1/24	1,199,490	1,194,992
•11.75% (LIBOR03M + 10.75%) 10/1/24	782,607	680,868
•MPH Acquisition Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 2.75%) 6/7/23	3,063,531	3,046,314
•PetSmart 1st Lien 4.50% (LIBOR03M + 3.50%) 3/11/22	1,954,273	1,948,762
•Revlon Consumer Products Corporation Tranche B 1st Lien 4.25% (LIBOR03M + 3.50%) 9/7/23	1,411,370	502,448
•Reynolds Group Holdings 1st Lien 2.90% (LIBOR01M + 2.75%) 2/5/23	289,684	288,236
Sabre GLBL 0.00% 12/17/27	523,077	523,731
•Scientific Games International Tranche B5 1st Lien 2.90% (LIBOR01M + 2.75%) 8/14/24	2,001,829	1,952,283
•Shutterfly 7.00% (LIBOR03M + 6.00%) 9/25/26	684,827	679,938
•SP PF Buyer 4.65% (LIBOR01M + 4.50%) 12/22/25	162,927	156,584
•Spirit Aerosystems 6.00% (LIBOR01M + 5.25%) 1/30/25	438,000	441,285
•Steinway Musical Instruments 4.75% (LIBOR03M + 3.75%) 2/14/25	304,843	295,697

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Titan Acquisition Limited 3.27% (LIBOR06M + 3.00%) 3/28/25	299,574	$ 291,506
•U.S. Renal Care 5.15% (LIBOR01M + 5.00%) 6/26/26	1,514,662	1,505,195
•UFC Holdings 1st Lien 4.25% (LIBOR06M + 3.25%) 4/29/26	908,655	904,821
•United Natural Foods Tranche B 1st Lien 4.40% (LIBOR01M + 4.25%) 10/22/25	527,633	524,040
•Vertical Midco GmbH 4.57% (LIBOR06M + 4.25%) 1/29/21	875,306	878,274
•Vertiv Group Corporation 3.15% (LIBOR01M + 3.00%) 3/2/27	471,435	468,120
•White Cap Buyer 4.50% (LIBOR06M + 4.00%) 4/19/21	1,569,000	1,567,039
•Zayo Group Holdings 3.15% (LIBOR01M + 3.00%) 1/29/21	970,960	963,678
Total Loan Agreements (Cost $41,277,454)		40,455,215

	Number of Shares
COMMON STOCK–1.75%
†Advanz Pharma	79,626	351,151
AMC Entertainment Holdings Class A	8,916	18,902
†California Resources	173,110	4,083,665
=†πCalifornia Resources	93,863	2,214,228
=Claire's Stores	1,493	447,900
†Clear Channel Outdoor Holdings	169,362	279,447
†Denbury	12,461	320,123
EP Energy	31,130	1,245,200
=†Goodman Networks	22,179	0
†iHeartMedia Class A	5,962	77,387
=Moran Foods	53,726	53,727
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
=MYT Holding	502,370	$ 1,406,636
=†πNeiman Marcus Group	483	32,602
Neiman Marcus Group	5,708	385,290
†Oasis Petroleum	29,238	1,083,560
†Penn Virginia	4,465	45,320
Penn Virginia	2,328	23,629
=Remington Outdoor	9,637	0
=Telford Offshore	26,723	10,021
Vistra	60,633	1,192,045
†Whiting Petroleum	31,771	794,275
Total Common Stock (Cost $17,883,945)		14,065,108
PREFERRED STOCKS–0.43%
=Claire's Stores 0.00%	1,013	1,975,350
=Goodman Networks 0.00%	26,388	264
=†MYT Holding 10.00% 6/6/29	1,259,081	1,447,943
Total Preferred Stocks (Cost $1,486,983)		3,423,557
RIGHTS–0.02%
=Vistra Energy CVR	188,914	207,805
Total Rights (Cost $0)		207,805
WARRANTS–0.07%
=†iHeartMedia exp 5/01/39 $0.00	44,798	526,377
=†Neiman Marcus Group exp 9/24/27 $0.00	13,698	137
=†Windstream Service exp 10/31/25 $0.00	1,567	21,734
Total Warrants (Cost $962,878)		548,248
MONEY MARKET FUND–5.90%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	47,319,077	47,319,077
Total Money Market Fund (Cost $47,319,077)		47,319,077

TOTAL INVESTMENTS–99.16% (Cost $775,791,728)	795,991,755

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.84%	6,779,412
NET ASSETS APPLICABLE TO 75,570,741 SHARES OUTSTANDING–100.00%	$802,771,167
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND STANDARD CLASS ($580,227,142 / 54,613,895 Shares)	$10.624
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND SERVICE CLASS ($222,544,025 / 20,956,846 Shares)	$10.619
LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$827,628,652
Distributable earnings/(accumulated loss)	(24,857,485)
TOTAL NET ASSETS	$802,771,167

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
@ PIK. 100% of the income received was in the form of additional par.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
† Non-income producing.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $2,246,830, which represented 0.28% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
California Resources	10/28/2020	$998,673	$2,214,228
Neiman Marcus Group	9/22/2020	—	32,602
Total		$998,673	$2,246,830

★ Includes $4,553,825 payable for securities purchased, $862,727 payable for fund shares redeemed, $72,294 other accrued expenses payable and $464,172 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
CVR–Contingent Value Rights
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
RBS–Royal Bank of Scotland
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$41,841,872
Dividends	159,581
42,001,453
EXPENSES:
Management fees	4,649,699
Distribution fees-Service Class	510,391
Shareholder servicing fees	212,652
Accounting and administration expenses	154,380
Professional fees	65,403
Reports and statements to shareholders	63,950
Pricing fees	55,852
Custodian fees	23,566
Trustees’ fees and expenses	18,301
Consulting fees	3,286
Interest expense	708
Other	15,847
5,774,035
Less:
Management fees waived	(291,642)
Total operating expenses	5,482,393
NET INVESTMENT INCOME	36,519,060
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(9,223,855)
Net change in unrealized appreciation (depreciation) of investments	11,391,697
NET REALIZED AND UNREALIZED GAIN	2,167,842
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,686,902
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 36,519,060	$ 43,022,011
Net realized loss	(9,223,855)	(5,802,824)
Net change in unrealized appreciation (depreciation)	11,391,697	54,649,490
Net increase in net assets resulting from operations	38,686,902	91,868,677
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(26,901,089)	(33,098,228)
Service Class	(9,772,724)	(11,234,008)
	(36,673,813)	(44,332,236)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	118,820,665	76,233,484
Service Class	75,533,364	61,776,722
Reinvestment of dividends and distributions:
Standard Class	26,901,089	33,098,228
Service Class	9,772,724	11,234,008
	231,027,842	182,342,442
Cost of shares redeemed:
Standard Class	(170,244,136)	(72,575,648)
Service Class	(78,798,593)	(52,777,325)
	(249,042,729)	(125,352,973)
Increase (decrease) in net assets derived from capital share transactions	(18,014,887)	56,989,469
NET INCREASE (DECREASE) IN NET ASSETS	(16,001,798)	104,525,910
NET ASSETS:
Beginning of year	818,772,965	714,247,055
End of year	$ 802,771,167	$ 818,772,965
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.558	$ 9.898	$ 10.802	$ 10.780	$ 10.026
Income (loss) from investment operations:
Net investment income[1]	0.519	0.598	0.600	0.609	0.613
Net realized and unrealized gain (loss)	0.062	0.673	(0.885)	0.087	0.743
Total from investment operations	0.581	1.271	(0.285)	0.696	1.356
Less dividends and distributions from:
Net investment income	(0.515)	(0.611)	(0.619)	(0.674)	(0.602)
Total dividends and distributions	(0.515)	(0.611)	(0.619)	(0.674)	(0.602)
Net asset value, end of period	$ 10.624	$ 10.558	$ 9.898	$ 10.802	$ 10.780
Total return[2]	5.56%	12.89%	(2.78%)	6.47%	13.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$580,227	$604,222	$532,265	$601,921	$688,621
Ratio of expenses to average net assets	0.68%	0.68%	0.68%	0.66%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.72%	0.71%	0.70%	0.68%
Ratio of net investment income to average net assets	5.05%	5.58%	5.57%	5.46%	5.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.01%	5.54%	5.54%	5.42%	5.72%
Portfolio turnover	43%	54%	46%	51%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 10.555	$ 9.896	$ 10.800	$ 10.778	$ 10.026
Income (loss) from investment operations:
Net investment income[1]	0.492	0.571	0.573	0.581	0.587
Net realized and unrealized gain (loss)	0.061	0.672	(0.885)	0.087	0.740
Total from investment operations	0.553	1.243	(0.312)	0.668	1.327
Less dividends and distributions from:
Net investment income	(0.489)	(0.584)	(0.592)	(0.646)	(0.575)
Total dividends and distributions	(0.489)	(0.584)	(0.592)	(0.646)	(0.575)
Net asset value, end of period	$ 10.619	$ 10.555	$ 9.896	$ 10.800	$ 10.778
Total return[2]	5.30%	12.61%	(3.03%)	6.22%	13.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$222,544	$214,551	$181,982	$191,099	$181,287
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.91%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.97%	0.96%	0.95%	0.93%
Ratio of net investment income to average net assets	4.80%	5.33%	5.32%	5.21%	5.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.76%	5.29%	5.29%	5.17%	5.47%
Portfolio turnover	43%	54%	46%	51%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $150 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $150 million.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, the waiver amount was 0.05% on the first $100 million of the Fund’s average daily net assets; 0.00% on the next $150 million and 0.05% on the excess of $250 million of the Fund’s average daily net assets.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$45,351
Legal	8,027
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $56,252 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$398,105
Distribution fees payable to LFD	46,528
Shareholder servicing fees payable to Lincoln Life	19,539
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$301,038,784
Sales	299,063,069
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$777,327,416
Aggregate unrealized appreciation of investments	$ 45,177,186
Aggregate unrealized depreciation of investments	(26,512,847)
Net unrealized appreciation of investments	$ 18,664,339
LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bonds	$ —	$ 1,449,431	$ —	$ 1,449,431
Corporate Bonds
Advertising	—	1,655,375	—	1,655,375
Aerospace & Defense	—	7,925,509	—	7,925,509
Airlines	—	4,520,528	—	4,520,528
Apparel	—	531,513	—	531,513
Auto Manufacturers	—	19,849,029	—*	19,849,029
Auto Parts & Equipment	—	20,560,837	—	20,560,837
Banks	—	8,626,366	—	8,626,366
Biotechnology	—	1,520,888	—	1,520,888
Building Materials	—	8,361,845	—	8,361,845
Chemicals	—	15,286,888	—	15,286,888
Commercial Services	—	30,363,692	—	30,363,692
Computers	—	11,192,748	—	11,192,748
Cosmetics & Personal Care	—	773,784	—	773,784
Distribution/Wholesale	—	3,441,858	—	3,441,858
Diversified Financial Services	—	16,154,476	—	16,154,476
Electric	—	7,960,961	11,302	7,972,263
Electrical Components & Equipment	—	6,816,303	—	6,816,303
Electronics	—	2,063,630	—	2,063,630
Engineering & Construction	—	2,320,195	—	2,320,195
Entertainment	—	20,341,454	—	20,341,454
Environmental Control	—	2,622,303	—	2,622,303
Food	—	17,973,553	—	17,973,553
Food Service	—	966,289	—	966,289
Gas	—	1,905,751	—	1,905,751
Health Care Products	—	2,674,822	—	2,674,822
Health Care Services	—	60,062,848	—	60,062,848
LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Home Furnishings	$ —	$ 2,908,228	$ —	$ 2,908,228
Household Products Wares	—	8,470,058	—	8,470,058
Housewares	—	3,662,992	—	3,662,992
Internet	—	10,650,540	—	10,650,540
Iron & Steel	—	2,960,909	—	2,960,909
Leisure Time	—	5,034,330	—	5,034,330
Lodging	—	18,006,735	—	18,006,735
Machinery Construction & Mining	—	3,446,309	—	3,446,309
Machinery Diversified	—	2,183,052	—	2,183,052
Media	—	83,094,970	—	83,094,970
Metal Fabricate & Hardware	—	1,200,925	—	1,200,925
Mining	—	9,784,143	—	9,784,143
Miscellaneous Manufacturing	—	1,828,944	—	1,828,944
Office Business Equipment	—	1,989,734	—	1,989,734
Oil & Gas	—	40,164,354	—	40,164,354
Oil & Gas Services	—	1,427,430	—	1,427,430
Packaging & Containers	—	15,293,861	—	15,293,861
Pharmaceuticals	—	25,090,767	—	25,090,767
Pipelines	—	37,665,792	—	37,665,792
Real Estate Investment Trusts	—	14,564,511	—	14,564,511
Retail	—	23,069,917	665,955	23,735,872
Semiconductors	—	5,353,720	—	5,353,720
Software	—	6,932,894	—	6,932,894
Telecommunications	—	77,614,687	—	77,614,687
Toys Games Hobbies	—	4,961,427	—	4,961,427
Transportation	—	3,455,960	—	3,455,960
Trucking & Leasing	—	555,423	—	555,423
Loan Agreements	—	40,195,836	259,379	40,455,215
Common Stock	9,857,463	42,531	4,165,114	14,065,108
Preferred Stocks	—	—	3,423,557	3,423,557
Rights	—	—	207,805	207,805
Warrants	—	—	548,248	548,248
Money Market Fund	47,319,077	—	—	47,319,077
Total Investments	$57,176,540	$729,533,855	$9,281,360	$795,991,755

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, income accruals for contingent payment debt instruments, defaulted bond income tax accruals and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$36,673,813	$44,332,236
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,172,761
Capital loss carryforward	(45,694,583)
Other temporary differences	(2)
Net unrealized appreciation	18,664,339
Distributable earnings/(accumulated loss)	$(24,857,485)
LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$7,516,301	$38,178,282	$45,694,583
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	11,581,643	7,104,611
Service Class	7,526,280	5,803,193
Shares reinvested:
Standard Class	2,557,915	3,157,647
Service Class	929,560	1,071,766
	22,595,398	17,137,217
Shares redeemed:
Standard Class	(16,757,331)	(6,807,131)
Service Class	(7,826,877)	(4,936,937)
	(24,584,208)	(11,744,068)
Net increase (decrease)	(1,988,810)	5,393,149
7. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan High Yield Fund–27

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2021. The Board noted that the net
LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the LVIP JPMorgan High Yield Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the Bloomberg Barclays US High Yield 2% Issuer Cap Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s overweight to more liquid securities and underweight to lower quality securities as credit spreads narrowed over the last five years. The Board noted LIAC’s view that it continues to believe that the Fund has potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by JP Morgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and considered that JP Morgan’s subadvisory fee was reduced effective October 1, 2019. The Board reviewed the fees for other similar funds subadvised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan High Yield Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP JPMorgan High Yield Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP JPMorgan High Yield Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan High Yield Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan High Yield Fund–35

LVIP JPMorgan Retirement Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP JPMorgan Retirement Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned 9.48% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P Target Date Retirement Income Index1, returned 8.81%.
2020 will forever be remembered as the year of the virus. The outbreak of COVID-19 and accompanied lockdowns sent the global economy into recession in Q1. Governments and central banks intervened quickly and forcefully, with stimulus packages of unprecedented size, and the market quickly exhibited the fastest rebound on record. Though cases of Covid-19 continued to rise throughout the fall, markets also continued their rise on the back of a vaccine rollout led by Pfizer and Moderna.
In equities we take a well diversified cyclical tilt. In particular we are overweight U.S. large and small cap, Europe, Japan, and emerging market equities, which are well exposed to the broadening recovery.
In fixed income, 10-year U.S. Treasury yields are closing in on 1%, but there are few signs that central banks intend to wind down their quantitative easing any time soon. We have added to duration in the portfolio over the year, and currently prefer US Treasuries to German Bunds. In credit, we like investment grade and high yield corporate bonds. Spreads across the credit complex tightened sharply in 4Q20, but we still believe credit as a whole is well geared to the wider economic recovery.
In 2020 the strongest contributor was the JPM Core Bond Fund. The largest detractor was The JPM Realty Income Fund. Since inception, the strongest contributors have been the JPMorgan Equity Index Fund, JPM Core Bond, and the JPM High Yield Bond Fund. There were no detractors.
The Fund uses futures for cash management, risk mitigation, and to implement tactical asset allocation views. Futures are currently used to express underweights to international developed sovereign debt and REITs, and to gain exposure to large cap and small-cap U.S. equities, Europe, Japan, EAFE, and EM equities.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	Michael Feser
Jeffrey Geller
Silvia Trillo
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund Standard Class shares on December 31, 2010. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,775. For comparison, look at how the S&P Target Date Retirement Income Index did over the same period. The same $10,000 investment would have increased to $17,035. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 9.48%
Five Years	+ 6.71%
Ten Years	+ 5.92%
Service Class Shares
One Year	+ 9.21%
Five Years	+ 6.44%
Ten Years	+ 5.66%
1. The S&P Target Date® Retirement Income Index consists of 11 multi-asset class indices, each corresponding to a particular target retirement date.

LVIP JPMorgan Retirement Income Fund–1

LVIP JPMorgan Retirement Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,108.70	0.50%	$2.65
Service Class Shares	1,000.00	1,107.30	0.75%	3.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.60	0.50%	$2.54
Service Class Shares	1,000.00	1,021.40	0.75%	3.81

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP JPMorgan Retirement Income Fund–2

LVIP JPMorgan Retirement Income Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	63.54%
Equity Funds	19.24%
Fixed Income Funds	29.82%
International Equity Funds	10.41%
Money Market Funds	4.07%
Agency Collateralized Mortgage Obligations	3.98%
Agency Commercial Mortgage-Backed Securities	1.93%
Agency Mortgage-Backed Securities	3.41%
Agency Obligation	0.20%
Corporate Bonds	11.17%
Aerospace & Defense	0.30%
Agriculture	0.13%
Airlines	0.02%
Auto Manufacturers	0.23%
Banks	2.14%
Beverages	0.21%
Biotechnology	0.08%
Building Materials	0.07%
Chemicals	0.19%
Commercial Services	0.03%
Computers	0.14%
Diversified Financial Services	0.65%
Electric	0.85%
Electronics	0.07%
Environmental Control	0.03%
Food	0.09%
Gas	0.22%
Health Care Products	0.09%
Health Care Services	0.15%
Insurance	0.44%
Internet	0.04%
Machinery Diversified	0.01%
Media	0.43%
Mining	0.08%
Miscellaneous Manufacturing	0.11%
Oil & Gas	0.62%
Oil & Gas Services	0.20%
Pharmaceuticals	0.61%
Pipelines	0.40%
Real Estate Investment Trusts	1.01%
Retail	0.36%
Semiconductors	0.10%
Software	0.23%
Telecommunications	0.54%
Transportation	0.19%
Security Type/Sector	Percentage of Net Assets
Trucking & Leasing	0.07%
Water	0.04%
Non-Agency Asset-Backed Securities	2.03%
Non-Agency Collateralized Mortgage Obligations	0.31%
Non-Agency Commercial Mortgage-Backed Securities	3.99%
U.S. Treasury Obligations	8.40%
Total Investments	98.96%
Receivables and Other Assets Net of Liabilities	1.04%
Net Assets	100.00%

LVIP JPMorgan Retirement Income Fund–3

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–63.54%
Equity Funds–19.24%
JPMorgan BetaBuilders Mid Cap Equity ETF	59,361	$ 4,676,733
✧JPMorgan Equity Index Fund	601,457	34,331,143
✧JPMorgan Realty Income Fund	298,830	3,959,495
✧JPMorgan Small Cap Equity Fund	23,344	1,616,113
✧JPMorgan Small Cap Growth Fund	23,998	739,629
✧JPMorgan Small Cap Value Fund	29,078	783,936
		46,107,049
Fixed Income Funds–29.82%
JPMorgan BetaBuilders MSCI US REIT ETF	2,696	213,388
✧JPMorgan Corporate Bond Fund	1,104,711	12,063,440
✧JPMorgan Floating Rate Income Fund	1,479,595	13,094,420
✧JPMorgan High Yield Fund	3,933,325	28,005,272
✧JPMorgan Inflation Managed Bond Fund	1,682,158	18,100,021
		71,476,541
International Equity Funds–10.41%
✧JPMorgan Emerging Markets Equity Fund	180,131	7,929,337
✧JPMorgan International Advantage Fund	105,198	2,178,656
✧JPMorgan International Equity Fund	437,229	8,766,441
✧JPMorgan International Research Enhanced Equity Fund	320,470	6,088,935
		24,963,369
Money Market Funds–4.07%
JPMorgan Prime Money Market Fund - IM Shares (seven-day effective yield 0.09%)	8,144,125	8,148,197
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	1,609,267	1,609,267
		9,757,464
Total Investment Companies (Cost $133,862,882)		152,304,423

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.98%
Fannie Mae REMICs
Series 1991-141 PZ 8.00% 10/25/21	7,772	$ 7,943
Series 2009-100 PN 5.00% 11/25/39	266,108	285,694
Series 2011-112 PB 4.00% 11/25/41	860,000	959,124
Series 2011-52 KB 5.50% 6/25/41	650,000	765,314
Series 2011-55 BZ 3.50% 6/25/41	440,320	489,928
•Series 2011-86 NF 0.70% (LIBOR01M + 0.55%) 9/25/41	147,404	149,376
*•Series 2012-122 SD 5.95% (6.10% minus LIBOR01M) 11/25/42	140,486	26,662
Series 2012-14 Z 4.00% 3/25/42	757,285	834,406
Series 2012-54 WG 3.50% 1/25/41	68,243	69,153
*Series 2012-98 MI 3.00% 8/25/31	106,353	5,448
*Series 2013-55 AI 3.00% 6/25/33	164,766	17,274
•Series 2013-57 FN 0.50% (LIBOR01M + 0.35%) 6/25/43	77,251	77,708
*Series 2013-7 EI 3.00% 10/25/40	66,137	3,239
Series 2014-19 Z 4.50% 4/25/44	602,601	718,709
Series 2015-40 GZ 3.50% 5/25/45	82,652	88,549
Series 2015-89 AZ 3.50% 12/25/45	28,665	32,673
*•Series 2015-95 SH 5.85% (6.00% minus LIBOR01M) 1/25/46	130,640	25,018
*Series 2016-50 IB 3.00% 2/25/46	60,016	3,734
*•Series 2016-55 SK 5.85% (6.00% minus LIBOR01M) 8/25/46	117,846	26,373
*•Series 2016-62 SA 5.85% (6.00% minus LIBOR01M) 9/25/46	235,509	58,613
*•Series 2016-74 GS 5.85% (6.00% minus LIBOR01M) 10/25/46	56,885	13,949
*Series 2017-12 JI 3.50% 5/25/40	47,003	2,465
Freddie Mac REMICs
Series 2893 PE 5.00% 11/15/34	147,411	165,597
LVIP JPMorgan Retirement Income Fund–4

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 3843 PZ 5.00% 4/15/41	971,906	$ 1,164,132
Series 3893 PU 4.00% 7/15/41	616,321	678,078
Series 3939 BZ 4.50% 6/15/41	531,050	586,986
•Series 3984 DF 0.71% (LIBOR01M + 0.55%) 1/15/42	127,609	129,537
Series 4065 DE 3.00% 6/15/32	40,000	42,964
*Series 4109 AI 3.00% 7/15/31	203,762	10,521
*Series 4161 IM 3.50% 2/15/43	41,866	6,218
*Series 4181 DI 2.50% 3/15/33	68,614	5,639
*•Series 4184 GS 5.96% (6.12% minus LIBOR01M) 3/15/43	117,072	24,933
Series 4219 AB 3.50% 1/15/43	256,955	269,555
•Series 4286 VF 0.61% (LIBOR01M + 0.45%) 12/15/43	95,863	96,761
*Series 4342 CI 3.00% 11/15/33	38,369	2,449
Series 4457 KZ 3.00% 4/15/45	132,726	136,116
*•Series 4494 SA 6.02% (6.18% minus LIBOR01M) 7/15/45	38,558	7,901
*Series 4543 HI 3.00% 4/15/44	55,064	3,427
*•Series 4594 SG 5.84% (6.00% minus LIBOR01M) 6/15/46	338,539	78,105
Series 4614 HB 2.50% 9/15/46	101,000	104,852
*•Series 4618 SA 5.84% (6.00% minus LIBOR01M) 9/15/46	75,713	17,595
Series 4623 LZ 2.50% 10/15/46	96,541	101,785
Series 4623 MW 2.50% 10/15/46	105,000	113,159
*Series 4625 BI 3.50% 6/15/46	155,651	15,079
*•Series 4631 GS 5.84% (6.00% minus LIBOR01M) 11/15/46	204,554	37,109
*•Series 4648 SA 5.84% (6.00% minus LIBOR01M) 1/15/47	153,825	30,762
*•Freddie Mac Strips
Series 267 S5 5.84% (6.00% minus LIBOR01M) 8/15/42	120,814	21,669
Series 299 S1 5.84% (6.00% minus LIBOR01M) 1/15/43	87,243	15,979
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
*•Freddie Mac Strips (continued)
Series 326 S2 5.79% (5.95% minus LIBOR01M) 3/15/44	68,568	$ 12,345
♦Freddie Mac Structured Pass-Through Certificates Series T-58 2A 6.50% 9/25/43	41,392	50,330
GNMA
Series 2012-136 MX 2.00% 11/20/42	40,000	41,791
Series 2013-113 AZ 3.00% 8/20/43	308,942	329,799
Series 2013-113 LY 3.00% 5/20/43	29,000	31,530
*Series 2015-142 AI 4.00% 2/20/44	20,323	903
Series 2015-64 GZ 2.00% 5/20/45	115,158	115,019
*Series 2015-74 CI 3.00% 10/16/39	99,344	5,676
*•Series 2016-108 SK 5.90% (6.05% minus LIBOR01M) 8/20/46	184,173	36,131
Series 2016-111 PB 2.50% 8/20/46	97,000	106,310
*Series 2016-116 GI 3.50% 11/20/44	220,119	19,808
*Series 2016-118 DI 3.50% 3/20/43	233,775	21,432
*•Series 2016-120 AS 5.95% (6.10% minus LIBOR01M) 9/20/46	189,653	37,346
*•Series 2016-120 NS 5.95% (6.10% minus LIBOR01M) 9/20/46	267,162	60,156
*•Series 2016-121 JS 5.95% (6.10% minus LIBOR01M) 9/20/46	189,120	42,224
Series 2016-134 MW 3.00% 10/20/46	16,000	16,968
Series 2016-156 PB 2.00% 11/20/46	61,000	60,067
*Series 2016-160 GI 3.50% 11/20/46	155,993	22,426
*Series 2016-163 MI 3.50% 11/20/46	38,660	603
*Series 2016-163 XI 3.00% 10/20/46	60,505	4,398
Total Agency Collateralized Mortgage Obligations (Cost $9,087,369)		9,543,522

LVIP JPMorgan Retirement Income Fund–5

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.93%
Fannie Mae-Aces
Series 2017-M11 A2 2.98% 8/25/29	275,000	$ 312,494
•Series 2017-M8 A2 3.06% 5/25/27	555,000	624,078
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K066 A2 3.12% 6/25/27	340,000	385,790
♦Series K067 A2 3.19% 7/25/27	637,000	727,380
♦Series K725 A2 3.00% 1/25/24	185,000	198,404
♦•Series K731 AM 3.60% 2/25/25	1,200,000	1,323,340
♦•Series KS03 A4 3.16% 5/25/25	150,000	161,419
•FREMF Mortgage Trust
Series 2011-K14 B 5.21% 2/25/47	70,000	70,565
Series 2011-K15 B 4.97% 8/25/44	15,000	15,097
Series 2012-K18 B 4.22% 1/25/45	85,000	87,150
Series 2012-K22 B 3.69% 8/25/45	150,000	156,025
Series 2013-K29 C 3.48% 5/25/46	295,000	307,974
Series 2013-K32 B 3.54% 10/25/46	110,000	116,327
Series 2013-K33 B 3.50% 8/25/46	120,000	127,050
Total Agency Commercial Mortgage-Backed Securities (Cost $4,253,875)		4,613,093
AGENCY MORTGAGE-BACKED SECURITIES–3.41%
Fannie Mae
2.53% 7/1/26	132,646	141,517
2.60% 9/1/28	293,671	323,719
2.64% 2/1/23	450,000	465,379
3.16% 12/1/26	484,349	541,550
3.17% 1/1/27	291,418	326,520
•3.18% 9/1/27	421,302	474,056
3.77% 12/1/25	658,515	737,952
•Fannie Mae ARM
2.62% (LIBOR12M + 1.83%) 8/1/35	690	695
2.89% (LIBOR12M + 1.60%) 7/1/45	23,691	24,828
3.17% (LIBOR12M + 1.53%) 3/1/44	65,153	67,901
Fannie Mae REMICs 2.50% 5/25/48	619,160	644,016
Fannie Mae S.F. 30 yr
2.00% 8/1/50	739,174	767,799
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 7/1/42	574,967	$ 631,580
3.50% 7/1/46	424,131	465,762
4.00% 7/1/45	260,989	285,914
5.50% 11/1/34	2,742	3,190
5.50% 4/1/37	64,353	75,695
5.50% 8/1/37	10,705	12,516
5.50% 3/1/38	13,014	15,299
5.50% 6/1/39	27,241	32,023
5.50% 7/1/40	29,045	34,115
5.50% 5/1/44	635,730	745,578
6.00% 9/1/36	13,113	15,709
6.00% 12/1/36	2,972	3,534
6.00% 6/1/37	1,640	1,953
6.00% 9/1/38	8,409	9,939
6.00% 11/1/38	6,873	8,214
6.00% 10/1/39	97,469	116,440
6.00% 11/1/40	4,676	5,527
7.50% 6/1/31	3,481	4,084
Federal National Mortgage Association 3.50% 4/1/35	358,714	391,650
•Freddie Mac ARM
2.58% (LIBOR12M + 1.63%) 10/1/46	71,308	74,760
2.97% (LIBOR12M + 1.63%) 10/1/45	41,047	42,868
3.13% (LIBOR12M + 1.62%) 3/1/46	37,509	39,143
Freddie Mac S.F. 30 yr
4.00% 4/1/45	152,004	166,092
5.00% 6/1/36	51,266	59,524
5.50% 3/1/34	3,744	4,377
5.50% 12/1/34	3,395	3,971
5.50% 12/1/35	3,268	3,840
5.50% 8/1/40	7,748	9,065
5.50% 6/1/41	37,081	43,412
6.00% 2/1/36	7,163	8,586
6.00% 3/1/36	10,312	12,360
6.00% 8/1/38	10,848	12,798
6.00% 5/1/40	17,293	20,714
6.50% 4/1/39	17,848	20,575
7.00% 11/1/33	614	718
GNMA I S.F. 30 yr
5.50% 2/15/41	22,906	26,822
7.00% 12/15/34	31,708	37,280
GNMA II S.F. 30 yr
5.50% 5/20/37	14,119	16,348
5.50% 4/20/40	6,849	7,773
6.00% 2/20/39	17,996	20,544
6.00% 10/20/39	52,061	59,991
6.00% 2/20/40	54,156	62,828
6.00% 4/20/46	19,562	22,694
6.50% 10/20/39	25,724	29,535
Total Agency Mortgage-Backed Securities (Cost $7,820,670)		8,181,272

LVIP JPMorgan Retirement Income Fund–6

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATION–0.20%
Fannie Mae 3.88% 12/1/28	395,000	$ 465,888
Total Agency Obligation (Cost $396,328)		465,888
CORPORATE BONDS–11.17%
Aerospace & Defense–0.30%
Boeing
4.51% 5/1/23	125,000	135,096
4.88% 5/1/25	115,000	131,065
L3Harris Technologies 3.85% 12/15/26	80,000	92,599
Lockheed Martin
1.85% 6/15/30	80,000	83,884
2.80% 6/15/50	50,000	53,960
Raytheon Technologies 4.15% 5/15/45	175,000	221,187
		717,791
Agriculture–0.13%
Bunge Limited Finance 1.63% 8/17/25	10,000	10,333
Reynolds American
4.45% 6/12/25	70,000	79,715
5.85% 8/15/45	170,000	217,087
		307,135
Airlines–0.02%
♦American Airlines Pass Through Trust 3.38% 11/1/28	58,155	54,511
		54,511
Auto Manufacturers–0.23%
Cummins 2.60% 9/1/50	65,000	66,203
Daimler Finance North America 3.45% 1/6/27	215,000	240,413
Toyota Motor Credit 2.15% 2/13/30	240,000	257,696
		564,312
Banks–2.14%
Bank of America
μ2.46% 10/22/25	220,000	234,485
μ3.12% 1/20/23	180,000	185,164
4.18% 11/25/27	275,000	318,942
μ4.44% 1/20/48	240,000	317,142
Bank of Nova Scotia 3.40% 2/11/24	125,000	136,006
Citigroup
3.20% 10/21/26	49,000	54,746
μ3.35% 4/24/25	115,000	125,006
8.13% 7/15/39	150,000	267,819
Citizens Financial Group 4.30% 12/3/25	160,000	184,700
Cooperatieve Rabobank 3.75% 7/21/26	250,000	282,471
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group 4.28% 1/9/28	250,000	$ 288,801
Fifth Third Bancorp 3.65% 1/25/24	50,000	54,524
Goldman Sachs Group
3.85% 1/26/27	80,000	91,275
5.15% 5/22/45	200,000	279,226
Lloyds Banking Group 3.00% 1/11/22	200,000	205,132
Mitsubishi UFJ Financial Group 3.76% 7/26/23	255,000	276,441
Morgan Stanley
3.95% 4/23/27	265,000	306,375
4.00% 7/23/25	170,000	194,590
Northern Trust 1.95% 5/1/30	60,000	62,506
Societe Generale 2.63% 1/22/25	200,000	211,779
US Bancorp 1.38% 7/22/30	250,000	250,451
Wells Fargo & Co.
3.07% 1/24/23	180,000	185,132
μ3.07% 4/30/41	105,000	114,222
4.75% 12/7/46	175,000	228,893
Westpac Banking 2.35% 2/19/25	260,000	279,157
		5,134,985
Beverages–0.21%
Anheuser-Busch InBev Worldwide
4.70% 2/1/36	260,000	329,786
4.95% 1/15/42	105,000	137,752
Coca-Cola 1.45% 6/1/27	25,000	25,812
		493,350
Biotechnology–0.08%
Amgen 2.20% 2/21/27	20,000	21,434
Biogen 2.25% 5/1/30	165,000	172,223
		193,657
Building Materials–0.07%
Martin Marietta Materials
3.45% 6/1/27	75,000	83,961
3.50% 12/15/27	75,000	84,952
		168,913
Chemicals–0.19%
Celanese US Holdings 3.50% 5/8/24	5,000	5,414
DuPont de Nemours 5.32% 11/15/38	125,000	169,098
Mosaic 4.25% 11/15/23	70,000	76,455
Nutrien 3.38% 3/15/25	145,000	159,374
Nutrition & Biosciences 1.83% 10/15/27	35,000	36,058
		446,399

LVIP JPMorgan Retirement Income Fund–7

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services–0.03%
Moody's 3.25% 5/20/50	60,000	$ 66,471
		66,471
Computers–0.14%
Apple
3.45% 2/9/45	130,000	157,506
3.85% 5/4/43	135,000	170,295
		327,801
Diversified Financial Services–0.65%
AerCap Ireland Capital 3.15% 2/15/24	180,000	188,631
Air Lease
2.88% 1/15/26	76,000	80,400
3.25% 3/1/25	185,000	198,030
Aviation Capital Group 4.88% 10/1/25	80,000	86,427
Avolon Holdings Funding
3.63% 5/1/22	110,000	112,379
5.50% 1/15/26	220,000	249,188
BlackRock 1.90% 1/28/31	160,000	167,377
Capital One Financial 3.75% 3/9/27	80,000	91,264
GE Capital International Funding Unlimited 4.42% 11/15/35	200,000	238,488
ORIX
3.25% 12/4/24	30,000	32,790
3.70% 7/18/27	110,000	125,484
		1,570,458
Electric–0.85%
AEP Texas 3.45% 1/15/50	170,000	190,369
Avangrid 3.80% 6/1/29	85,000	97,440
Berkshire Hathaway Energy 3.70% 7/15/30	155,000	183,245
CenterPoint Energy 2.95% 3/1/30	95,000	103,346
Duke Energy 2.65% 9/1/26	155,000	168,846
Duke Energy Indiana 3.25% 10/1/49	10,000	11,305
Duquesne Light Holdings 3.62% 8/1/27	95,000	105,048
Entergy Louisiana 2.90% 3/15/51	5,000	5,328
Entergy Texas 4.00% 3/30/29	20,000	23,346
Exelon 3.50% 6/1/22	150,000	156,025
Fortis 3.06% 10/4/26	50,000	55,021
ITC Holdings 2.95% 5/14/30	80,000	87,396
Metropolitan Edison 4.00% 4/15/25	125,000	136,355
NextEra Energy Capital Holdings 2.25% 6/1/30	65,000	68,109
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Pennsylvania Electric 3.60% 6/1/29	85,000	$ 92,857
PPL Capital Funding, Inc. 4.13% 4/15/30	125,000	149,459
Public Service Co. of Colorado 3.20% 3/1/50	145,000	167,806
Public Service Enterprise Group 1.60% 8/15/30	60,000	59,121
Union Electric 2.63% 3/15/51	65,000	67,924
Wisconsin Public Service 3.30% 9/1/49	90,000	103,376
		2,031,722
Electronics–0.07%
Arrow Electronics 3.25% 9/8/24	96,000	103,875
Roper Technologies 3.80% 12/15/26	55,000	63,521
		167,396
Environmental Control–0.03%
Republic Services 1.45% 2/15/31	85,000	83,138
		83,138
Food–0.09%
Kroger 4.45% 2/1/47	170,000	213,598
		213,598
Gas–0.22%
APT Pipelines 4.20% 3/23/25	90,000	99,261
Atmos Energy 4.15% 1/15/43	100,000	124,934
NiSource 3.95% 3/30/48	150,000	183,945
Southern California Gas 4.30% 1/15/49	85,000	111,452
		519,592
Health Care Products–0.09%
Abbott Laboratories 4.90% 11/30/46	145,000	214,390
		214,390
Health Care Services–0.15%
Anthem
3.70% 8/15/21	70,000	70,845
4.10% 3/1/28	55,000	64,993
HCA 4.75% 5/1/23	85,000	92,693
Quest Diagnostics 2.95% 6/30/30	40,000	44,019
UnitedHealth Group 2.00% 5/15/30	75,000	79,513
		352,063
Insurance–0.44%
Aflac 2.88% 10/15/26	90,000	99,546

LVIP JPMorgan Retirement Income Fund–8

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
American Financial Group 3.50% 8/15/26	95,000	$ 103,625
American International Group
3.40% 6/30/30	115,000	131,687
3.88% 1/15/35	45,000	53,956
Athene Global Funding
2.75% 6/25/24	75,000	79,287
3.00% 7/1/22	105,000	108,576
Berkshire Hathaway Finance 4.30% 5/15/43	175,000	231,504
μManulife Financial 4.06% 2/24/32	90,000	98,371
μPrudential Financial 5.38% 5/15/45	140,000	152,253
		1,058,805
Internet–0.04%
Alphabet 2.25% 8/15/60	90,000	86,808
		86,808
Machinery Diversified–0.01%
Xylem 2.25% 1/30/31	20,000	21,051
		21,051
Media–0.43%
Charter Communications Operating
3.70% 4/1/51	35,000	36,282
4.80% 3/1/50	75,000	89,489
Comcast
3.25% 11/1/39	85,000	96,338
3.38% 2/15/25	317,000	350,449
4.50% 1/15/43	115,000	151,653
Discovery Communications
2.95% 3/20/23	22,000	23,177
3.63% 5/15/30	155,000	177,461
ViacomCBS 4.20% 6/1/29	80,000	95,654
		1,020,503
Mining–0.08%
Glencore Funding 1.63% 9/1/25	170,000	174,856
Newcrest Finance Pty 3.25% 5/13/30	15,000	16,560
		191,416
Miscellaneous Manufacturing–0.11%
General Electric 6.75% 3/15/32	90,000	126,112
Parker-Hannifin 3.30% 11/21/24	15,000	16,428
Textron 4.00% 3/15/26	115,000	129,618
		272,158
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas–0.62%
BP Capital Markets America
3.22% 4/14/24	80,000	$ 86,508
3.63% 4/6/30	185,000	215,119
CNOOC Petroleum North America 5.88% 3/10/35	125,000	163,265
Concho Resources 2.40% 2/15/31	85,000	88,911
Exxon Mobil 3.00% 8/16/39	155,000	167,576
Husky Energy 4.40% 4/15/29	85,000	94,531
Marathon Petroleum 3.63% 9/15/24	115,000	125,479
Noble Energy 3.25% 10/15/29	80,000	91,782
Phillips 66 1.30% 2/15/26	45,000	45,755
Shell International Finance 4.38% 5/11/45	175,000	230,220
Suncor Energy 6.50% 6/15/38	65,000	90,480
Total Capital International 3.46% 2/19/29	85,000	98,366
		1,497,992
Oil & Gas Services–0.20%
Baker Hughes a GE Co. 4.49% 5/1/30	145,000	174,152
Halliburton 3.80% 11/15/25	11,000	12,334
National Oilwell Varco 3.60% 12/1/29	165,000	172,454
Schlumberger Finance Canada 1.40% 9/17/25	25,000	25,703
Schlumberger Holdings 4.30% 5/1/29	85,000	99,258
		483,901
Pharmaceuticals–0.61%
AbbVie
3.80% 3/15/25	85,000	94,808
4.25% 11/21/49	120,000	150,404
Becton Dickinson and Co. 2.82% 5/20/30	155,000	170,268
Bristol-Myers Squibb
3.25% 8/15/22	75,000	78,572
4.13% 6/15/39	155,000	197,414
CVS Health 3.88% 7/20/25	350,000	396,607
Mead Johnson Nutrition 4.13% 11/15/25	80,000	92,286
Shire Acquisitions Investments Ireland
2.88% 9/23/23	110,000	116,639
3.20% 9/23/26	85,000	95,065
Zoetis 2.00% 5/15/30	70,000	72,435
		1,464,498
Pipelines–0.40%
Boardwalk Pipelines
3.40% 2/15/31	15,000	15,643
4.95% 12/15/24	75,000	83,692

LVIP JPMorgan Retirement Income Fund–9

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Cameron LNG 3.30% 1/15/35	15,000	$ 16,914
Energy Transfer Operating 4.25% 3/15/23	155,000	164,702
Enterprise Products Operating 5.10% 2/15/45	185,000	240,035
Kinder Morgan 3.25% 8/1/50	45,000	45,076
MPLX 4.13% 3/1/27	135,000	155,645
ONEOK
3.40% 9/1/29	125,000	133,711
5.20% 7/15/48	45,000	52,446
Sunoco Logistics Partners Operations 5.35% 5/15/45	45,000	49,816
		957,680
Real Estate Investment Trusts–1.01%
Alexandria Real Estate Equities 1.88% 2/1/33	205,000	204,525
American Campus Communities Operating Partnership LP 2.85% 2/1/30	30,000	31,393
American Tower
3.80% 8/15/29	65,000	75,535
4.40% 2/15/26	100,000	115,785
AvalonBay Communities 3.20% 1/15/28	75,000	83,462
Boston Properties 3.40% 6/21/29	85,000	94,837
Crown Castle International 5.25% 1/15/23	75,000	82,064
ERP Operating 3.00% 7/1/29	155,000	172,367
Healthcare Trust of America Holdings
2.00% 3/15/31	45,000	44,973
3.10% 2/15/30	153,000	167,040
Healthpeak Properties
3.40% 2/1/25	75,000	82,834
4.20% 3/1/24	100,000	109,743
Host Hotels & Resorts
3.75% 10/15/23	45,000	47,512
3.88% 4/1/24	40,000	42,272
Life Storage
3.50% 7/1/26	75,000	84,623
4.00% 6/15/29	10,000	11,689
Mid-America Apartments
1.70% 2/15/31	25,000	24,892
3.95% 3/15/29	40,000	46,868
National Retail Properties 3.50% 10/15/27	125,000	137,817
Prologis
1.25% 10/15/30	60,000	59,378
3.25% 10/1/26	40,000	45,152
Realty Income
3.25% 1/15/31	20,000	22,660
3.88% 7/15/24	35,000	38,688
4.13% 10/15/26	40,000	47,082
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Scentre Group 3.63% 1/28/26	160,000	$ 176,012
SITE Centers 4.25% 2/1/26	75,000	80,961
UDR
3.10% 11/1/34	20,000	22,486
3.20% 1/15/30	22,000	24,445
3.50% 7/1/27	28,000	31,186
4.00% 10/1/25	55,000	62,404
VEREIT Operating Partnership 4.60% 2/6/24	35,000	38,487
Welltower 4.25% 4/15/28	90,000	105,425
		2,414,597
Retail–0.36%
Alimentation Couche-Tard 3.55% 7/26/27	85,000	95,672
AutoZone 1.65% 1/15/31	105,000	104,265
Dollar General 3.88% 4/15/27	145,000	167,888
Lowe's 2.50% 4/15/26	175,000	189,730
O'Reilly Automotive 1.75% 3/15/31	75,000	75,070
Starbucks 4.45% 8/15/49	175,000	230,455
		863,080
Semiconductors–0.10%
Microchip Technology 0.97% 2/15/24	103,000	103,237
QUALCOMM 4.65% 5/20/35	105,000	140,357
		243,594
Software–0.23%
Fidelity National Information Services 3.75% 5/21/29	10,000	11,734
Microsoft
2.53% 6/1/50	26,000	27,363
3.50% 2/12/35	180,000	221,489
4.10% 2/6/37	44,000	57,679
Oracle 4.50% 7/8/44	185,000	240,688
		558,953
Telecommunications–0.54%
AT&T
3.10% 2/1/43	55,000	55,628
3.30% 2/1/52	140,000	138,547
3.50% 9/15/53	310,000	308,818
Telefonica Emisiones 5.21% 3/8/47	150,000	193,377
T-Mobile USA 2.05% 2/15/28	210,000	218,434
Verizon Communications
2.99% 10/30/56	167,000	167,751
4.27% 1/15/36	85,000	105,305
Vodafone Group 5.00% 5/30/38	83,000	108,469
		1,296,329

LVIP JPMorgan Retirement Income Fund–10

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation–0.19%
Burlington Northern Santa Fe 4.70% 9/1/45	135,000	$ 189,538
JB Hunt Transport Services 3.88% 3/1/26	85,000	97,584
Norfolk Southern 4.05% 8/15/52	130,000	165,183
		452,305
Trucking & Leasing–0.07%
Penske Truck Leasing 4.20% 4/1/27	140,000	161,018
		161,018
Water–0.04%
American Water Capital 2.95% 9/1/27	85,000	93,943
		93,943
Total Corporate Bonds (Cost $24,228,324)		26,766,313
NON-AGENCY ASSET-BACKED SECURITIES–2.03%
AmeriCredit Automobile Receivables Trust
Series 2017-1 C 2.71% 8/18/22	248,033	249,484
Series 2017-2 C 2.97% 3/20/23	1,239,443	1,251,975
CarMax Auto Owner Trust
Series 2017-3 B 2.44% 2/15/23	300,000	303,798
Series 2018-2 A3 2.98% 1/17/23	171,203	173,042
Credit Acceptance Auto Loan Trust Series 2018-1A A 3.01% 2/16/27	15,034	15,047
•Discover Card Execution Note Trust Series 2017-A1 A1 0.65% (LIBOR01M + 0.49%) 7/15/24	185,000	185,843
Drive Auto Receivables Trust
Series 2018-4 C 3.66% 11/15/24	107,898	108,729
Series 2018-5 B 3.68% 7/15/23	105,068	105,211
Flagship Credit Auto Trust Series 2018-2 B 3.56% 5/15/23	625,000	632,293
Ford Credit Auto Owner Trust Series 2016-2 A 2.03% 12/15/27	325,000	327,620
FREED TRUST Series 2018-2 A 3.99% 10/20/25	11,058	11,082
GLS Auto Receivables Issuer Trust Series 2020-1A A 2.17% 2/15/24	171,364	173,209
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
HERO Funding Trust
Series 2016-2A A 3.75% 9/20/41	63,750	$ 66,513
Series 2016-3A A1 3.08% 9/20/42	70,305	72,161
Honda Auto Receivables Owner Trust Series 2018-2 A3 3.01% 5/18/22	230,998	232,924
Synchrony Card Issuance Trust Series 2018-A1 A 3.38% 9/15/24	605,000	618,242
•Towd Point Mortgage Trust
Series 2015-5 A1B 2.75% 5/25/55	16,851	16,973
Series 2015-6 A1B 2.75% 4/25/55	28,560	28,998
Series 2016-1 A1B 2.75% 2/25/55	14,085	14,238
Series 2016-2 A1 3.00% 8/25/55	24,327	24,681
Series 2016-3 A1 2.25% 4/25/56	23,180	23,400
Westgate Resorts
Series 2018-1A A 3.38% 12/20/31	101,227	102,448
Series 2018-1A B 3.58% 12/20/31	130,930	130,288
Total Non-Agency Asset-Backed Securities (Cost $4,827,296)		4,868,199
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.31%
•JPMorgan Mortgage Trust
Series 2014-2 B1 3.40% 6/25/29	42,674	44,756
Series 2014-2 B2 3.40% 6/25/29	42,674	44,398
Series 2014-IVR6 2A4 2.27% 7/25/44	70,541	69,796
Series 2015-4 B1 3.61% 6/25/45	80,355	85,347
Series 2015-4 B2 3.61% 6/25/45	80,355	84,587
Series 2015-6 B1 3.56% 10/25/45	81,465	85,918
Series 2015-6 B2 3.56% 10/25/45	81,465	85,291
Series 2016-4 B1 3.86% 10/25/46	86,672	91,812
Series 2016-4 B2 3.86% 10/25/46	90,549	94,942
•New Residential Mortgage Loan Trust Series 2016-4A A1 3.75% 11/25/56	41,872	44,337

LVIP JPMorgan Retirement Income Fund–11

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2014-2 A4 3.50% 7/25/44	16,053	$ 16,336
Total Non-Agency Collateralized Mortgage Obligations (Cost $707,324)		747,520
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.99%
•20 Times Square Trust Series 2018-20TS A 3.10% 5/15/35	388,000	389,901
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	200,000	216,195
•Series 2016-CD2 A4 3.53% 11/10/49	105,000	118,932
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	90,000	102,714
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	195,000	213,658
Series 2015-GC27 A5 3.14% 2/10/48	215,000	233,075
Series 2016-P3 A4 3.33% 4/15/49	145,000	160,659
Series 2016-P5 A4 2.94% 10/10/49	130,000	142,477
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	180,000	185,670
Series 2013-WWP A2 3.42% 3/10/31	100,000	105,588
Series 2014-CR19 A5 3.80% 8/10/47	100,000	110,383
Series 2014-CR20 AM 3.94% 11/10/47	340,000	370,826
Series 2015-3BP A 3.18% 2/10/35	400,000	431,113
Series 2015-CR23 A4 3.50% 5/10/48	135,000	149,831
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	250,000	277,534
Series 2016-C3 A5 2.89% 8/10/49	160,000	175,407
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.56% 11/10/46	300,000	300,213
GRACE Mortgage Trust
Series 2014-GRCE A 3.37% 6/10/28	1,190,000	1,190,470
Series 2014-GRCE B 3.52% 6/10/28	200,000	201,505
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	105,000	$ 117,681
Series 2017-GS5 A4 3.67% 3/10/50	210,000	238,293
Houston Galleria Mall Trust Series 2015-HGLR A1A2 3.09% 3/5/37	160,000	164,744
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C32 A5 3.60% 11/15/48	225,000	251,545
Series 2015-C33 A4 3.77% 12/15/48	340,000	384,753
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	275,000	304,037
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	130,000	128,155
Series 2015-JP1 A5 3.91% 1/15/49	130,000	148,078
Series 2016-JP2 A4 2.82% 8/15/49	310,000	338,414
Series 2016-JP2 AS 3.06% 8/15/49	210,000	224,583
•Series 2016-JP3 B 3.40% 8/15/49	60,000	63,908
Series 2016-WIKI A 2.80% 10/5/31	75,000	74,613
Series 2016-WIKI B 3.20% 10/5/31	115,000	113,583
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	135,000	147,032
Series 2015-C23 A4 3.72% 7/15/50	440,000	487,316
Series 2015-C26 A5 3.53% 10/15/48	140,000	155,838
Series 2016-C29 A4 3.33% 5/15/49	130,000	143,867
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	250,000	279,811
Series 2016-BNK1 A3 2.65% 8/15/49	205,000	221,593
*•Series 2017-RB1 XA 1.24% 3/15/50	1,429,004	88,616
WF -RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.88% 12/15/45	130,000	134,509
Series 2013-C12 A4 3.20% 3/15/48	260,000	272,234
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $9,196,552)		9,559,354

LVIP JPMorgan Retirement Income Fund–12

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–8.40%
U.S. Treasury Bonds
1.63% 11/15/50	835,000	$ 830,042
2.25% 8/15/46	1,075,000	1,224,660
2.50% 5/15/46	1,115,000	1,329,463
2.88% 8/15/45	1,240,000	1,574,752
3.88% 8/15/40	285,000	407,884
U.S. Treasury Notes
1.50% 3/31/23	2,100,000	2,163,820
1.63% 11/15/22	2,000,000	2,055,625
1.75% 3/31/22	1,500,000	1,530,469
2.00% 5/31/21	700,000	705,387
2.00% 11/15/21	1,500,000	1,524,492
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.00% 8/15/25	1,175,000	$ 1,265,374
∞2.50% 1/31/21	2,909,000	2,914,033
2.75% 5/31/23	52,000	55,254
2.88% 5/31/25	148,000	164,644
2.88% 5/15/28	750,000	868,565
≠^United States Treasury Coupon Strip 0.00% 2/15/33	1,780,000	1,526,590
Total U.S. Treasury Obligations (Cost $18,665,432)		20,141,054

TOTAL INVESTMENTS–98.96% (Cost $213,046,052)	237,190,638
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.04%	2,483,143
NET ASSETS APPLICABLE TO 18,068,912 SHARES OUTSTANDING–100.00%	$239,673,781
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($179,897,904 / 13,559,517 Shares)	$13.267
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($59,775,877 / 4,509,395 Shares)	$13.256
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$213,709,805
Distributable earnings/(accumulated loss)	25,963,976
TOTAL NET ASSETS	$239,673,781

✧ Class R-6 shares.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
∞ Fully or partially pledged as collateral for futures contracts.
≠ The rate shown is the effective yield at the time of purchase.
^ Zero coupon security.
★ Includes $14,077 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $522,261 variation margin due from broker on futures contracts, $209,431 payable for fund shares redeemed, $66,266 other accrued expenses payable and $104,261 due to manager and affiliates as of December 31, 2020.
LVIP JPMorgan Retirement Income Fund–13

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(27)	Euro-Bund	$ (5,859,376)	$ (5,828,996)	3/8/21	$ —	$(30,380)
90	U.S. Treasury 10 yr Notes	12,427,032	12,413,986	3/22/21	13,046	—
					13,046	(30,380)
Equity Contracts:
(22)	Dow Jones U.S. Real Estate Index	(736,780)	(712,690)	3/19/21	—	(24,090)
58	E-mini MSCI EAFE Index	6,179,320	6,056,940	3/19/21	122,380	—
26	E-mini MSCI Emerging Markets Index	1,674,660	1,628,100	3/19/21	46,560	—
13	E-mini Russell 2000 Index	1,283,620	1,247,964	3/19/21	35,656	—
7	E-mini S&P 500 Index	1,312,080	1,281,332	3/19/21	30,748	—
14	Euro STOXX 50 Index	607,160	595,377	3/19/21	11,783	—
4	TOPIX Index	699,046	687,734	3/11/21	11,312	—
					258,439	(24,090)
Total Futures Contracts					$271,485	$(54,470)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
BB–Barclays Bank
DB–Deutsche Bank
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
JPM–JPMorgan
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
RBS–Royal Bank of Scotland
REIT–Real Estate Investment Trust
REMICs–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
TOPIX–Tokyo Stock Price Index
USD–United States Dollar
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–14

LVIP JPMorgan Retirement Income Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 3,486,858
Interest	2,325,211
5,812,069
EXPENSES:
Management fees	1,722,625
Distribution fees-Service Class	138,750
Accounting and administration expenses	84,105
Shareholder servicing fees	66,608
Professional fees	52,922
Pricing fees	46,601
Reports and statements to shareholders	38,507
Custodian fees	29,765
Trustees’ fees and expenses	5,708
Consulting fees	2,454
Other	5,707
2,193,752
Less:
Management fees waived	(765,247)
Expenses reimbursed	(148,631)
Total operating expenses	1,279,874
NET INVESTMENT INCOME	4,532,195
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	2,660,321
Distributions from investment companies	396,629
Futures contracts	1,294,491
Net realized gain	4,351,441
Net change in unrealized appreciation (depreciation) of:
Investments	11,743,467
Foreign currencies	33,124
Futures contracts	(9,219)
Net change in unrealized appreciation (depreciation)	11,767,372
NET REALIZED AND UNREALIZED GAIN	16,118,813
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,651,008
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,532,195	$ 6,209,683
Net realized gain	4,351,441	2,489,142
Net change in unrealized appreciation (depreciation)	11,767,372	21,687,178
Net increase in net assets resulting from operations	20,651,008	30,386,003
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,351,083)	(5,592,542)
Service Class	(1,960,673)	(1,579,317)
	(8,311,756)	(7,171,859)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,203,508	3,991,702
Service Class	7,134,238	18,516,424
Reinvestment of dividends and distributions:
Standard Class	6,351,083	5,592,542
Service Class	1,960,673	1,579,317
	19,649,502	29,679,985
Cost of shares redeemed:
Standard Class	(23,347,721)	(27,413,421)
Service Class	(8,561,239)	(11,393,950)
	(31,908,960)	(38,807,371)
Decrease in net assets derived from capital share transactions	(12,259,458)	(9,127,386)
NET INCREASE IN NET ASSETS	79,794	14,086,758
NET ASSETS:
Beginning of year	239,593,987	225,507,229
End of year	$239,673,781	$239,593,987
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–15

LVIP JPMorgan Retirement Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17 [1]	12/31/16
Net asset value, beginning of period	$ 12.562	$ 11.370	$ 14.163	$ 13.548	$ 13.751
Income (loss) from investment operations:
Net investment income[2]	0.256	0.330	0.310	0.316	0.297
Net realized and unrealized gain (loss)	0.928	1.254	(0.862)	1.162	0.353
Total from investment operations	1.184	1.584	(0.552)	1.478	0.650
Less dividends and distributions from:
Net investment income	(0.328)	(0.392)	(0.349)	(0.359)	(0.352)
Net realized gain	(0.151)	—	(1.892)	(0.504)	(0.501)
Total dividends and distributions	(0.479)	(0.392)	(2.241)	(0.863)	(0.853)
Net asset value, end of period	$ 13.267	$ 12.562	$ 11.370	$ 14.163	$ 13.548
Total return[3]	9.48%	13.93%	(4.53%)	10.96%	4.71%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$179,898	$183,336	$182,539	$223,079	$226,619
Ratio of expenses to average net assets[4]	0.50%	0.47%	0.46%	0.54%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.89%	0.88%	0.87%	0.89%	0.88%
Ratio of net investment income to average net assets	2.03%	2.69%	2.31%	2.22%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	2.28%	1.90%	1.87%	1.97%
Portfolio turnover	44%	35%	44%	192%	161%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17 [1]	12/31/16
Net asset value, beginning of period	$ 12.554	$ 11.367	$ 14.161	$ 13.548	$ 13.751
Income (loss) from investment operations:
Net investment income[2]	0.224	0.300	0.275	0.281	0.262
Net realized and unrealized gain (loss)	0.925	1.250	(0.859)	1.159	0.353
Total from investment operations	1.149	1.550	(0.584)	1.440	0.615
Less dividends and distributions from:
Net investment income	(0.296)	(0.363)	(0.318)	(0.323)	(0.317)
Net realized gain	(0.151)	—	(1.892)	(0.504)	(0.501)
Total dividends and distributions	(0.447)	(0.363)	(2.210)	(0.827)	(0.818)
Net asset value, end of period	$ 13.256	$ 12.554	$ 11.367	$ 14.161	$ 13.548
Total return[3]	9.21%	13.64%	(4.76%)	10.68%	4.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,776	$ 56,258	$ 42,968	$ 44,746	$41,617
Ratio of expenses to average net assets[4]	0.75%	0.72%	0.71%	0.79%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.14%	1.13%	1.12%	1.14%	1.13%
Ratio of net investment income to average net assets	1.78%	2.44%	2.06%	1.97%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	2.03%	1.65%	1.62%	1.72%
Portfolio turnover	44%	35%	44%	192%	161%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–17

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek to provide current income and some capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP JPMorgan Retirement Income Fund–18

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2020, the waiver amount is 0.323% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2020, the waiver amount was 0.354% of the Fund’s average daily net assets.
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.507% of the Fund’s average daily net assets for the Standard Class and 0.757% for the Service Class. The reimbursemenet is acrrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.476% the Fund’s average daily net assets for the Standard Class and 0.726% for the Service Class.
LVIP JPMorgan Retirement Income Fund–19

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 72,128	$ 148,631	$ 220,759
J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPM a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$14,205
Legal	2,514
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $35,263 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$14,077
Management fees payable to LIAC	85,958
Distribution fees payable to LFD	12,465
Shareholder servicing fees payable to Lincoln Life	5,838
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$88,780,781
Purchases of U.S. government securities	9,822,959
Sales other than U.S. government securities	97,674,635
Sales of U.S. government securities	12,218,549
LVIP JPMorgan Retirement Income Fund–20

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$213,870,032
Aggregate unrealized appreciation of investments and derivatives	$ 24,415,509
Aggregate unrealized depreciation of investments and derivatives	(1,083,591)
Net unrealized appreciation of investments and derivatives	$ 23,331,918
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 9,543,522	$—	$ 9,543,522
Agency Commercial Mortgage-Backed Securities	—	4,613,093	—	4,613,093
Agency Mortgage-Backed Securities	—	8,181,272	—	8,181,272
Agency Obligation	—	465,888	—	465,888
Corporate Bonds	—	26,766,313	—	26,766,313
Non-Agency Asset-Backed Securities	—	4,868,199	—	4,868,199
Non-Agency Collateralized Mortgage Obligations	—	747,520	—	747,520
Non-Agency Commercial Mortgage-Backed Securities	—	9,559,354	—	9,559,354
U.S. Treasury Obligations	—	20,141,054	—	20,141,054
Investment Companies	152,304,423	—	—	152,304,423
Total Investments	$152,304,423	$84,886,215	$—	$237,190,638
Derivatives:

Assets:
Futures Contracts	$271,485	$—	$—	$271,485
Liabilities:
Futures Contracts	$ (54,470)	$—	$—	$ (54,470)
There were no Level 3 investments at the beginning or end of the year.
LVIP JPMorgan Retirement Income Fund–21

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle loss deferrals and tax treatment of market discount and premium on debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$4,850,451	$7,171,858
Long-term capital gains	3,461,305	—
Total	$8,311,756	$7,171,858
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 2,627,087
Other temporary differences	(29,444)
Net unrealized appreciation	23,366,333
Distributable earnings/(accumulated loss)	$25,963,976
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	334,717	325,236
Service Class	571,607	1,501,895
Shares reinvested:
Standard Class	483,147	444,580
Service Class	149,367	125,646
	1,538,838	2,397,357
Shares redeemed:
Standard Class	(1,852,626)	(2,229,307)
Service Class	(692,751)	(926,465)
	(2,545,377)	(3,155,772)
Net decrease	(1,006,539)	(758,415)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP JPMorgan Retirement Income Fund–22

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2020, the Fund pledged securities with a value of $1,603,770 as collateral for futures contracts.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$258,439	Receivables and other assets net of liabilities	$(24,090)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	13,046	Receivables and other assets net of liabilities	(30,380)
Total		$271,485		$(54,470)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,452,650	$ 192,886
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(158,159)	(202,105)
Total		$1,294,491	$ (9,219)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$31,408,841	$14,778,912
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP JPMorgan Retirement Income Fund–23

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund–24

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP JPMorgan Retirement Income Fund–26

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP JPMorgan Retirement Income Fund–27

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was within range of the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan Retirement Income Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan Retirement Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the S&P Target Date Retirement Income Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered that the Fund’s investment strategy and benchmark changed and that JP Morgan became subadviser effective May 1, 2017. The Board noted LIAC’s statement that the Fund’s overweight to equities detracted from performance. The Board also noted LIAC’s view that performance was in line with expectations. The Board concluded that the services provided by JP Morgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and fees for a similar fund advised by JP Morgan. The Board considered that JP Morgan received a management fee from the underlying funds managed by JP Morgan, that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and management fees from the underlying funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Retirement Income Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP JPMorgan Retirement Income Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP JPMorgan Retirement Income Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan Retirement Income Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Retirement Income Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Retirement Income Fund–33

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 1.95% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell Midcap® Value Index1, returned 4.96%.
After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500® Index2 in the beginning of the year 2020. However, as the COVID-19 outbreak continued to grow and ramp up globally, governments responded with economy-wide shutdowns, ultimately leading to a dramatic downturn for the markets in the first quarter. While extraordinary fiscal and monetary policy responses invigorated the market into a sharp recovery, disappointing economic data along with tensions between the U.S. and China generated frequent bouts of market volatility in the second quarter. Amid the pandemic, the U.S. gross domestic product (GDP) contracted throughout the first half of the year, ending more than a decade-long expansion, before the economic activity picked up in the third quarter. Corporate earnings also recovered dramatically during the year, after taking a hit in the first quarter. Meanwhile, investor optimism surrounding the vaccine development and their penchant for mega tech companies continued to uplift the markets through the summer. The year’s final quarter began with concerns about the resurgence of the viral outbreak and increased focus on the upcoming U.S. Presidential Election. However, upbeat investor sentiment drove the markets to record highs in December as they anticipated reduced political uncertainty after Joe Biden was elected the 46th president of the United States. Although enormous stimulus support and the advances on the vaccine front have lifted consumer and business confidence, news of the emergence of new, potentially more contagious mutations of SARS-CoV-2 remains an important development to watch in the near term.
We remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. stocks. Through the volatility, we continue to increase our exposure to quality, focus on high conviction stocks, and take advantage of market dislocations for compelling stock selection opportunities.
The Fund underperformed its benchmark. Stock selection in Health Care and Communication Services sectors detracted from Fund results while stock selection in Financials and Energy sectors contributed to Fund performance.
A double-edged sword cut against us in communication services, as Discovery (DISC.K) & Liberty Sirius (LSXM.K) had their business models adversely impacted by the ramifications of COVID due to sharply shrinking advertising budgets. However, our conviction in these companies is strong as these are very strong businesses with subscription based business models that should prove resilient throughout a cycle. It is also worth noting that weak stock selection is a function of what we don’t own. After the benchmark rebalance in June, a few internet growth stocks have made their way into this sector like Zillow & Twitter which are not names that fit value investors’
criteria, yet have done extraordinarily well as growth remains in vogue. In fact, Twitter is now the second largest underweight relative to our benchmark.
Our positioning with REITs has also been a hindrance to performance. Our preference for shopping centers (Brixmor Properties, BRX and Kimco Realty, KIM) was a headwind as government mandated shutdowns and “social distancing” measures meant to curb the spread of COVID-19 severely disrupted operations. Additionally, we don’t own the logistics, data center, and ecommerce players, which have seen the resultant corresponding increase in business. Despite a turnaround in the fourth quarter as investors gained more conviction the worst was behind us, the rally was not enough to offset the hurt from the majority of the year. Recent positive data points, including tenants re-opening and actually paying their rent, an increase in leasing activity, and mostly positive rent releasing spreads support our belief that open-air-shopping centers offer an affordable value proposition.
Despite a sharp rebound in the fourth quarter, energy was still the worst performing sector for 2020. Therefore, for the full calendar year, the combination of a more conservative approach and underweight allocation served as a tailwind to relative results. In fact, both Cabot Oil & Gas (COG) as a pure-play Appalachian gas producer & Williams (WMB) as a major midstream gas pipeline infrastructure company, boosted relative returns. Both companies continue to execute well on their operations, have strong levels of free cash flow, and run by management teams who are thoughtful with respect to their capital allocation policies.
Additionally, stock selection in financials aided performance; the merits of a diversified approach proved beneficial as the top stock specific contributors to performance were in this sector: Discover Financial Services (DFS) and Ameriprise Financial (AMP). It’s noteworthy that our names actually posted a slightly positive return vs. the names in the benchmark which ended the year in negative territory. While we’ve trimmed some of the relative outperformers, we continue to expect multiple expansion given it seems the greatest risk to the economy is behind us and we still don’t feel that superior quality attributes are being priced into current multiples.
For the period, the Fund held a minor position in futures to equitize an excess cash position and stay fully invested. Futures positions do not have a significant impact on the Fund’s performance.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Mike Hoppe
Alex Zeng
J.P. Morgan Investment Management, Inc.:	Jason Alonzo
Wonseok Choi
Akash Gupta
Lindsey Houghton
Andrew Stern
Phillip D. Hart
Lawrence Playford
Jonathan Tse
Jonathan K. L. Simon
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,239. For comparison, look at how the Russell Midcap®
Value Index did over the same period. The same $10,000 investment would have increased to $27,114. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 1.95%
Five Years	+ 5.67%
Ten Years	+ 6.19%
Service Class Shares
One Year	+ 1.70%
Five Years	+ 5.41%
Ten Years	+ 5.93%
1 The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,223.70	0.79%	$4.42
Service Class Shares	1,000.00	1,222.20	1.04%	5.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.79%	$4.01
Service Class Shares	1,000.00	1,019.90	1.04%	5.28

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.37%
Aerospace & Defense	0.51%
Air Freight & Logistics	0.21%
Airlines	0.71%
Auto Components	0.52%
Automobiles	0.10%
Banks	7.15%
Beverages	1.09%
Biotechnology	0.61%
Building Products	1.04%
Capital Markets	5.01%
Chemicals	1.94%
Commercial Services & Supplies	0.12%
Communications Equipment	1.40%
Construction & Engineering	0.17%
Construction Materials	0.80%
Consumer Finance	0.92%
Containers & Packaging	2.37%
Distributors	0.56%
Diversified Consumer Services	0.08%
Diversified Financial Services	0.50%
Diversified Telecommunication Services	0.47%
Electric Utilities	3.45%
Electrical Equipment	2.50%
Electronic Equipment, Instruments & Components	3.23%
Energy Equipment & Services	0.23%
Entertainment	0.38%
Equity Real Estate Investment Trusts	7.47%
Food & Staples Retailing	1.17%
Food Products	1.25%
Gas Utilities	0.66%
Health Care Equipment & Supplies	1.97%
Health Care Providers & Services	4.96%
Health Care Technology	0.06%
Hotels, Restaurants & Leisure	0.85%
Household Durables	1.84%
Household Products	0.76%
Independent Power and Renewable Electricity Producers	0.42%
Industrial Conglomerates	1.00%
Insurance	4.79%
Interactive Media & Services	1.20%
Internet & Direct Marketing Retail	0.58%
IT Services	1.93%
Leisure Products	0.26%
Life Sciences Tools & Services	0.49%
Security Type/Sector	Percentage of Net Assets
Machinery	5.17%
Media	3.07%
Metals & Mining	0.17%
Mortgage Real Estate Investment Trusts (REITs)	0.07%
Multiline Retail	0.80%
Multi-Utilities	2.29%
Oil, Gas & Consumable Fuels	3.20%
Personal Products	0.10%
Pharmaceuticals	0.74%
Professional Services	0.45%
Real Estate Management & Development	1.04%
Road & Rail	0.41%
Semiconductors & Semiconductor Equipment	1.44%
Software	1.94%
Specialty Retail	2.71%
Technology Hardware, Storage & Peripherals	1.07%
Textiles, Apparel & Luxury Goods	1.22%
Thrifts & Mortgage Finance	0.03%
Tobacco	0.30%
Trading Companies & Distributors	0.38%
Water Utilities	0.04%
Rights	0.00%
Money Market Fund	5.55%
Total Investments	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Ameriprise Financial	1.60%
Loews	1.15%
Zimmer Biomet Holdings	1.14%
Xcel Energy	1.12%
WEC Energy Group	1.02%
T. Rowe Price Group	1.00%
Best Buy	1.00%
Diamondback Energy	0.98%
Fifth Third Bancorp	0.95%
M&T Bank	0.94%
Total	10.90%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–94.37%
Aerospace & Defense–0.51%
†Axon Enterprise	850	$ 104,150
Curtiss-Wright	6,750	785,363
HEICO Class A	2,250	263,385
†Hexcel	1,400	67,886
†Howmet Aerospace	6,300	179,802
Huntington Ingalls Industries	1,185	202,019
Raytheon Technologies	19,640	1,404,456
Spirit AeroSystems Holdings Class A	4,600	179,814
†Teledyne Technologies	375	146,993
Textron	2,100	101,493
		3,435,361
Air Freight & Logistics–0.21%
CH Robinson Worldwide	2,500	234,675
Expeditors International of Washington	5,800	551,638
United Parcel Service Class B	1,950	328,380
†XPO Logistics	2,700	321,840
		1,436,533
Airlines–0.71%
†Alaska Air Group	9,500	494,000
†Delta Air Lines	19,220	772,836
†JetBlue Airways	35,000	508,900
†Southwest Airlines	63,554	2,962,252
†United Airlines Holdings	1,200	51,900
		4,789,888
Auto Components–0.52%
BorgWarner	44,121	1,704,836
Lear	11,180	1,777,955
		3,482,791
Automobiles–0.10%
†Ford Motor	76,900	675,951
		675,951
Banks–7.15%
Bank of America	78,190	2,369,939
Citigroup	34,860	2,149,468
Citizens Financial Group	174,724	6,248,130
Fifth Third Bancorp	230,225	6,347,303
First Horizon National	19,700	251,372
First Republic Bank	22,296	3,275,951
Huntington Bancshares	300,619	3,796,818
KeyCorp	10,400	170,664
M&T Bank	49,773	6,336,103
Popular	23,400	1,317,888
Regions Financial	312,252	5,033,502
Signature Bank	2,050	277,345
Sterling Bancorp	30,450	547,491
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†SVB Financial Group	975	$ 378,134
TCF Financial	96,970	3,589,829
Truist Financial	10,970	525,792
Wells Fargo & Co.	32,320	975,418
Western Alliance Bancorp	12,920	774,554
Zions Bancorp	83,450	3,625,068
		47,990,769
Beverages–1.09%
†Boston Beer Class A	225	223,715
Constellation Brands Class A	21,570	4,724,909
Keurig Dr Pepper	74,690	2,390,080
		7,338,704
Biotechnology–0.61%
AbbVie	16,195	1,735,294
†Biogen	1,830	448,094
†BioMarin Pharmaceutical	1,200	105,228
†Bluebird Bio	4,000	173,080
†Exelixis	17,600	353,232
†Incyte	750	65,235
†Moderna	10,000	1,044,700
†Neurocrine Biosciences	1,300	124,605
†Sarepta Therapeutics	75	12,787
		4,062,255
Building Products–1.04%
Fortune Brands Home & Security	56,550	4,847,466
Owens Corning	12,210	925,030
Trane Technologies	8,550	1,241,118
		7,013,614
Capital Markets–5.01%
Affiliated Managers Group	550	55,935
Ameriprise Financial	55,320	10,750,336
Bank of New York Mellon	10,930	463,869
Cboe Global Markets	250	23,280
Evercore Class A	1,100	120,604
Goldman Sachs Group	1,480	390,291
Invesco	4,200	73,206
KKR & Co Class A	2,900	117,421
Lazard Class A	1,100	46,530
LPL Financial Holdings	11,450	1,193,319
Morgan Stanley	17,880	1,225,316
Morningstar	2,850	659,975
Northern Trust	53,463	4,979,544
Raymond James Financial	62,741	6,002,431
State Street	10,200	742,356
T. Rowe Price Group	44,532	6,741,699
Virtu Financial Class A	2,400	60,408
		33,646,520
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals–1.94%
Ashland Global Holdings	1,350	$ 106,920
†Axalta Coating Systems	5,900	168,445
Cabot	590	26,479
Celanese	30,835	4,006,700
CF Industries Holdings	2,200	85,162
DuPont de Nemours	16,900	1,201,759
Eastman Chemical	3,420	342,957
Huntsman	53,020	1,332,923
PPG Industries	1,500	216,330
RPM International	2,000	181,560
Sherwin-Williams	6,515	4,787,939
Valvoline	20,200	467,428
W R Grace & Co.	2,300	126,086
		13,050,688
Commercial Services & Supplies–0.12%
†IAA	5,700	370,386
Republic Services	4,410	424,683
		795,069
Communications Equipment–1.40%
†Ciena	12,000	634,200
Cisco Systems	25,300	1,132,175
†CommScope Holding	121,465	1,627,631
†Lumentum Holdings	3,900	369,720
Motorola Solutions	33,223	5,649,903
		9,413,629
Construction & Engineering–0.17%
†AECOM	15,840	788,515
†MasTec	4,840	329,991
		1,118,506
Construction Materials–0.80%
Martin Marietta Materials	18,835	5,348,575
		5,348,575
Consumer Finance–0.92%
Ally Financial	16,320	581,971
Capital One Financial	4,020	397,377
Discover Financial Services	48,676	4,406,638
Synchrony Financial	22,950	796,595
		6,182,581
Containers & Packaging–2.37%
Ardagh Group	26,080	448,837
Avery Dennison	990	153,559
Ball	38,464	3,584,076
†Berry Global Group	24,310	1,365,979
†Crown Holdings	8,810	882,762
Graphic Packaging Holding	48,700	824,978
International Paper	400	19,888
Packaging Corp. of America	24,174	3,333,836
†Pactiv Evergreen	55,406	1,005,065
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Silgan Holdings	113,043	$ 4,191,634
Sonoco Products	1,200	71,100
WestRock	700	30,471
		15,912,185
Distributors–0.56%
Genuine Parts	26,857	2,697,249
†LKQ	29,642	1,044,584
		3,741,833
Diversified Consumer Services–0.08%
†Bright Horizons Family Solutions	1,225	211,913
H&R Block	19,870	315,138
		527,051
Diversified Financial Services–0.50%
†Berkshire Hathaway Class B	6,750	1,565,123
Equitable Holdings	24,200	619,278
Jefferies Financial Group	4,500	110,700
Voya Financial	17,820	1,047,994
		3,343,095
Diversified Telecommunication Services–0.47%
CenturyLink	61,700	601,575
Verizon Communications	43,250	2,540,938
		3,142,513
Electric Utilities–3.45%
Edison International	81,951	5,148,162
Entergy	61,941	6,184,189
Exelon	32,480	1,371,306
NextEra Energy	13,860	1,069,299
NRG Energy	29,200	1,096,460
†PG&E	15,200	189,392
Southern	9,410	578,056
Xcel Energy	112,600	7,507,042
		23,143,906
Electrical Equipment–2.50%
Acuity Brands	33,603	4,068,987
AMETEK	49,286	5,960,649
Eaton	10,310	1,238,643
GrafTech International	1,300	13,858
Hubbell	32,701	5,127,190
Regal Beloit	3,300	405,273
		16,814,600
Electronic Equipment, Instruments & Components–3.23%
Amphenol Class A	43,607	5,702,487
†Arrow Electronics	21,250	2,067,625
Avnet	18,800	660,068
CDW	33,939	4,472,821
Dolby Laboratories Class A	9,000	874,170

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Jabil	4,000	$ 170,120
†Keysight Technologies	29,696	3,922,545
National Instruments	7,200	316,368
†SYNNEX	42,899	3,493,694
		21,679,898
Energy Equipment & Services–0.23%
Baker Hughes	17,210	358,828
Halliburton	18,000	340,200
Helmerich & Payne	3,500	81,060
Schlumberger	34,390	750,734
		1,530,822
Entertainment–0.38%
Activision Blizzard	1,150	106,778
†Live Nation Entertainment	3,200	235,136
†Roku	1,300	431,626
†Spotify Technology	1,050	330,393
†Take-Two Interactive Software	4,650	966,223
†Walt Disney	2,410	436,644
†Zynga Class A	5,900	58,233
		2,565,033
Equity Real Estate Investment Trusts–7.47%
Alexandria Real Estate Equities	1,150	204,953
American Campus Communities	38,746	1,657,166
American Homes 4 Rent Class A	117,011	3,510,330
American Tower	1,800	404,028
Americold Realty Trust	900	33,597
†Apple Hospitality REIT	2,000	25,820
AvalonBay Communities	28,683	4,601,614
Boston Properties	44,528	4,209,232
Brixmor Property Group	134,411	2,224,502
Camden Property Trust	975	97,422
Corporate Office Properties Trust	1,300	33,904
Cousins Properties	3,900	130,650
Douglas Emmett	1,960	57,193
Duke Realty	5,200	207,844
†EPR Properties	900	29,250
Equinix	610	435,650
Equity LifeStyle Properties	2,685	170,122
Essex Property Trust	11,998	2,848,565
Federal Realty Investment Trust	29,933	2,547,897
First Industrial Realty Trust	1,400	58,982
Gaming and Leisure Properties	12,063	511,471
Healthcare Trust of America Class A	2,300	63,342
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Highwoods Properties	4,200	$ 166,446
†Host Hotels & Resorts	96,731	1,415,174
Hudson Pacific Properties	6,550	157,331
Invitation Homes	39,590	1,175,823
JBG SMITH Properties	54,002	1,688,642
Kilroy Realty	6,650	381,710
Kimco Realty	161,320	2,421,413
Medical Properties Trust	6,400	139,456
Mid-America Apartment Communities	399	50,549
†Outfront Media	66,514	1,301,014
Paramount Group	79,120	715,245
Rayonier	119,566	3,512,849
Realty Income	5,700	354,369
Regency Centers	39,030	1,779,378
Simon Property Group	2,100	179,088
Spirit Realty Capital	2,400	96,408
STORE Capital	2,200	74,756
Sun Communities	1,125	170,944
UDR	900	34,587
Ventas	38,469	1,886,520
VEREIT	12,534	473,660
VICI Properties	45,020	1,148,010
Vornado Realty Trust	2,800	104,552
Weingarten Realty Investors	8,200	177,694
Weyerhaeuser	129,620	4,346,159
WP Carey	29,866	2,107,942
		50,123,253
Food & Staples Retailing–1.17%
Kroger	117,446	3,730,085
Sysco	16,510	1,226,032
†U.S. Foods Holding	86,609	2,884,946
		7,841,063
Food Products–1.25%
Archer-Daniels-Midland	20,050	1,010,720
Conagra Brands	17,060	618,596
Hershey	2,500	380,825
Lamb Weston Holdings	3,450	271,653
Mondelez International Class A	7,570	442,618
†Pilgrim's Pride	25,100	492,211
†Post Holdings	40,111	4,051,612
†TreeHouse Foods	3,200	135,968
Tyson Foods Class A	15,140	975,622
		8,379,825
Gas Utilities–0.66%
National Fuel Gas	107,200	4,409,136
		4,409,136
Health Care Equipment & Supplies–1.97%
Cooper	100	36,332

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
DENTSPLY SIRONA	4,400	$ 230,384
Hill-Rom Holdings	10,400	1,018,888
†Hologic	12,600	917,658
†ICU Medical	900	193,041
Medtronic	19,910	2,332,258
†SmileDirectClub	51,900	619,686
Teleflex	600	246,942
Zimmer Biomet Holdings	49,568	7,637,933
		13,233,122
Health Care Providers & Services–4.96%
AmerisourceBergen	48,421	4,733,637
Anthem	5,700	1,830,213
Cardinal Health	12,900	690,924
†Centene	29,270	1,757,078
Cigna	23,598	4,912,632
†DaVita	3,600	422,640
HCA Healthcare	2,970	488,446
†Henry Schein	48,505	3,243,044
Humana	4,325	1,774,418
†Laboratory Corp of America Holdings	29,746	6,054,798
McKesson	6,857	1,192,569
†Molina Healthcare	1,400	297,752
Premier Class A	13,300	466,830
†Universal Health Services Class B	39,727	5,462,463
		33,327,444
Health Care Technology–0.06%
†Veeva Systems Class A	1,500	408,375
		408,375
Hotels, Restaurants & Leisure–0.85%
†Airbnb Class A	1,798	263,946
Darden Restaurants	18,482	2,201,576
Domino's Pizza	2,050	786,093
†Las Vegas Sands	16,010	954,196
Wendy's	5,100	111,792
Wyndham Destinations	31,430	1,409,950
		5,727,553
Household Durables–1.84%
DR Horton	5,700	392,844
Garmin	4,000	478,640
†Mohawk Industries	37,467	5,280,974
Newell Brands	269,690	5,725,519
PulteGroup	10,380	447,585
†Tempur Sealy International	1,600	43,200
		12,368,762
Household Products–0.76%
Energizer Holdings	72,980	3,078,296
Procter & Gamble	9,020	1,255,043
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Products (continued)
Spectrum Brands Holdings	9,800	$ 774,004
		5,107,343
Independent Power and Renewable Electricity Producers–0.42%
AES	64,500	1,515,750
Vistra	64,920	1,276,327
		2,792,077
Industrial Conglomerates–1.00%
Carlisle	39,401	6,153,648
General Electric	53,950	582,660
		6,736,308
Insurance–4.79%
Alleghany	4,995	3,015,432
Allstate	7,220	793,695
American Financial Group	2,320	203,278
American National Group	400	38,448
†Arch Capital Group	7,270	262,229
Assurant	290	39,504
Assured Guaranty	8,870	279,316
†Athene Holding Class A	4,700	202,758
Axis Capital Holdings	3,500	176,365
Everest Re Group	1,550	362,840
Fidelity National Financial	26,400	1,031,976
First American Financial	5,475	282,674
Hanover Insurance Group	1,960	229,163
Hartford Financial Services Group	116,781	5,719,933
Loews	172,053	7,745,826
Marsh & McLennan	30,763	3,599,271
MetLife	5,660	265,737
Old Republic International	5,700	112,347
Progressive	38,127	3,769,998
Reinsurance Group of America	2,400	278,160
Travelers	4,100	575,517
WR Berkley	48,107	3,195,267
		32,179,734
Interactive Media & Services–1.20%
†Alphabet Class A	700	1,226,848
†Alphabet Class C	895	1,567,932
†IAC/InterActive	16,631	3,149,080
†Match Group	4,588	693,660
†Twitter	17,400	942,210
†Zillow Group Class C	3,750	486,750
		8,066,480
Internet & Direct Marketing Retail–0.58%
eBay	14,760	741,690
†Expedia Group	21,052	2,787,285
Qurate Retail	34,820	381,975
		3,910,950

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–1.93%
†Black Knight	6,621	$ 584,965
†Concentrix	23,765	2,345,605
†DXC Technology	62,670	1,613,753
Fidelity National Information Services	4,614	652,696
†Fiserv	5,300	603,458
Global Payments	2,097	451,736
Jack Henry & Associates	9,323	1,510,233
Leidos Holdings	29,928	3,146,031
Mastercard Class A	1,070	381,926
†Okta	1,250	317,825
Science Applications International	8,290	784,566
Switch Class A	3,200	52,384
†Twilio Class A	1,450	490,825
		12,936,003
Leisure Products–0.26%
Brunswick	9,560	728,854
Hasbro	1,600	149,664
†Mattel	11,700	204,165
†Peloton Interactive Class A	2,950	447,574
Polaris	2,100	200,088
		1,730,345
Life Sciences Tools & Services–0.49%
Agilent Technologies	8,180	969,248
†Charles River Laboratories International	1,375	343,558
†IQVIA Holdings	3,860	691,596
PerkinElmer	3,550	509,425
†PPD	7,600	260,072
†QIAGEN	5,500	290,675
†Repligen	1,100	210,793
		3,275,367
Machinery–5.17%
Caterpillar	3,080	560,622
Crane	7,270	564,588
Deere & Co.	2,340	629,577
IDEX	24,794	4,938,965
†Ingersoll Rand	9,615	438,059
ITT	80,091	6,168,609
Lincoln Electric Holdings	46,353	5,388,536
†Middleby	42,006	5,415,414
PACCAR	18,080	1,559,942
Parker-Hannifin	2,730	743,679
Snap-on	24,512	4,194,984
Timken	40,479	3,131,456
Toro	10,460	992,026
		34,726,457
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–3.07%
†Charter Communications Class A	2,030	$ 1,342,947
†Discovery Class A	24,790	745,931
†Discovery Class C	203,670	5,334,117
†DISH Network Class A	13,150	425,271
†Fox Class B	24,290	701,495
†Liberty Broadband Class C	31,612	5,006,392
†Liberty Media-Liberty SiriusXM Class C	137,559	5,985,192
Nexstar Media Group Class A	5,790	632,210
Omnicom Group	6,680	416,632
		20,590,187
Metals & Mining–0.17%
†Freeport-McMoRan	24,700	642,694
Newmont	4,175	250,041
Nucor	1,400	74,466
Reliance Steel & Aluminum	350	41,912
Steel Dynamics	2,740	101,024
		1,110,137
Mortgage Real Estate Investment Trusts (REITs)–0.07%
New Residential Investment	15,900	158,046
Starwood Property Trust	17,600	339,680
		497,726
Multiline Retail–0.80%
Dollar General	2,950	620,385
†Kohl's	76,990	3,132,723
†Nordstrom	52,311	1,632,626
		5,385,734
Multi-Utilities–2.29%
CenterPoint Energy	4,570	98,895
CMS Energy	92,568	5,647,574
Consolidated Edison	2,200	158,994
DTE Energy	2,000	242,820
MDU Resources Group	5,300	139,602
Sempra Energy	17,962	2,288,538
WEC Energy Group	74,154	6,824,393
		15,400,816
Oil, Gas & Consumable Fuels–3.20%
Cabot Oil & Gas	168,685	2,746,192
†Cheniere Energy	16,510	991,095
Chevron	5,290	446,740
Cimarex Energy	35,360	1,326,354
Concho Resources	7,730	451,045
Devon Energy	8,000	126,480
Diamondback Energy	136,264	6,595,178
EOG Resources	5,350	266,804
†EQT	140,941	1,791,360
Equitrans Midstream	174,065	1,399,483
HollyFrontier	18,300	473,055

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan	25,410	$ 347,355
Murphy Oil	5,500	66,550
NOV	6,400	87,872
Phillips 66	6,210	434,327
Pioneer Natural Resources	1,900	216,391
Valero Energy	1,530	86,552
Williams	180,132	3,611,647
		21,464,480
Personal Products–0.10%
†Herbalife Nutrition	14,590	701,050
		701,050
Pharmaceuticals–0.74%
Bristol-Myers Squibb	20,730	1,285,882
†Elanco Animal Health	10,200	312,834
†Horizon Therapeutics	3,710	271,387
†Jazz Pharmaceuticals	7,080	1,168,554
Johnson & Johnson	3,120	491,026
†Nektar Therapeutics	10,500	178,500
Perrigo	4,100	183,352
Pfizer	19,950	734,359
†Viatris	18,400	344,816
		4,970,710
Professional Services–0.45%
†CoStar Group	1,100	1,016,708
IHS Markit	1,900	170,677
ManpowerGroup	9,630	868,433
Nielsen Holdings	6,300	131,481
TransUnion	8,400	833,448
		3,020,747
Real Estate Management & Development–1.04%
†CBRE Group Class A	89,719	5,627,176
†Cushman & Wakefield	93,405	1,385,196
		7,012,372
Road & Rail–0.41%
CSX	17,840	1,618,980
Landstar System	1,160	156,206
Old Dominion Freight Line	2,540	495,757
Schneider National Class B	7,300	151,110
Union Pacific	1,680	349,809
		2,771,862
Semiconductors & Semiconductor Equipment–1.44%
Analog Devices	33,530	4,953,387
Intel	14,290	711,928
Lam Research	4,550	2,148,828
†ON Semiconductor	14,960	489,641
†Qorvo	2,710	450,592
QUALCOMM	5,860	892,712
		9,647,088
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–1.94%
†Dropbox Class A	12,400	$ 275,156
†FireEye	42,300	975,438
†Medallia	6,500	215,930
Microsoft	4,260	947,509
Oracle	16,740	1,082,911
†Palantir Technologies Class A	22,100	520,455
†Palo Alto Networks	2,075	737,434
†Pluralsight Class A	12,400	259,904
†Proofpoint	5,450	743,434
†RealPage	10,400	907,296
†SolarWinds	19,200	287,040
†Synopsys	23,311	6,043,144
		12,995,651
Specialty Retail–2.71%
Advance Auto Parts	3,550	559,160
†AutoZone	5,170	6,128,725
Best Buy	67,018	6,687,726
†Burlington Stores	375	98,081
Dick's Sporting Goods	5,050	283,861
Foot Locker	18,140	733,582
Gap	161,481	3,260,301
†L Brands	2,800	104,132
†Ulta Beauty	600	172,296
Williams-Sonoma	1,500	152,760
		18,180,624
Technology Hardware, Storage & Peripherals–1.07%
†Dell Technologies Class C	28,159	2,063,773
Hewlett Packard Enterprise	35,560	421,386
†NCR	51,750	1,944,247
NetApp	17,290	1,145,290
†Pure Storage Class A	6,900	156,009
†Western Digital	6,300	348,957
Xerox Holdings	48,500	1,124,715
		7,204,377
Textiles, Apparel & Luxury Goods–1.22%
†Capri Holdings	4,900	205,800
†Carter's	31,510	2,964,146
†PVH	4,550	427,199
†Ralph Lauren	43,245	4,486,236
†Tapestry	3,500	108,780
		8,192,161
Thrifts & Mortgage Finance–0.03%
MGIC Investment	16,800	210,840
		210,840
Tobacco–0.30%
Altria Group	39,190	1,606,790
Philip Morris International	5,000	413,950
		2,020,740

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.38%
MSC Industrial Direct Class A	10,000	$ 843,900
†United Rentals	2,500	579,775
†Univar Solutions	26,300	499,963
WW Grainger	1,475	602,302
		2,525,940
Water Utilities–0.04%
American Water Works	1,200	184,164
Essential Utilities	1,800	85,122
		269,286
Total Common Stock (Cost $459,880,001)		633,634,495
	Number of Shares	Value (U.S. $)
RIGHTS–0.00%
†Bristol-Myers Squibb	1,520	$ 1,049
Total Rights (Cost $3,237)		1,049

MONEY MARKET FUND–5.55%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	37,305,809	37,305,809
Total Money Market Fund (Cost $37,305,809)		37,305,809

TOTAL INVESTMENTS–99.92% (Cost $497,189,047)	670,941,353
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	513,048
NET ASSETS APPLICABLE TO 38,336,221 SHARES OUTSTANDING–100.00%	$671,454,401
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($41,887,356 / 2,374,537 Shares)	$17.640
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($629,567,045 / 35,961,684 Shares)	$17.507
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$528,169,013
Distributable earnings/(accumulated loss)	143,285,388
TOTAL NET ASSETS	$671,454,401

† Non-income producing.
★ Includes $2,370,858 cash collateral held at broker for futures contracts, $134,925 variation margin due from broker on futures contracts, $6,000,831 payable for securities purchased, $578,925 payable for fund shares redeemed, $56,716 other accrued expenses payable and $545,666 due to manager and affiliates as of December 31, 2020.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
2	British Pound	$ 170,737	$ 167,249	3/15/21	$ 3,488	$ —
2	Euro	306,150	303,665	3/15/21	2,485	—
2	Japanese Yen	242,225	240,518	3/15/21	1,707	—
					7,680	—
Equity Contracts:
12	E-mini Russell 2000 Index	1,184,880	1,140,957	3/19/21	43,923	—
59	E-mini S&P 500 Index	11,058,960	10,822,342	3/19/21	236,618	—
95	E-mini S&P MidCap 400 Index	21,883,250	21,265,384	3/19/21	617,866	—
7	Euro STOXX 50 Index	303,580	298,914	3/19/21	4,666	—
2	FTSE 100 Index	175,587	177,769	3/19/21	—	(2,182)
1	Nikkei 225 Index (OSE)	265,750	254,810	3/11/21	10,940	—
					914,013	(2,182)
Total Futures Contracts					$921,693	$(2,182)

[1]	See Note 7 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
IT–Information Technology
OSE–Osaka Securities Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 11,783,463
Interest	134,938
Foreign taxes withheld	(7,111)
11,911,290
EXPENSES:
Management fees	4,349,210
Distribution fees-Service Class	1,455,805
Shareholder servicing fees	179,318
Accounting and administration expenses	177,240
Reports and statements to shareholders	79,427
Professional fees	38,532
Custodian fees	25,815
Trustees’ fees and expenses	15,316
Pricing fees	7,370
Consulting fees	3,576
Other	12,410
6,344,019
Less:
Management fees waived	(20,724)
Total operating expenses	6,323,295
NET INVESTMENT INCOME	5,587,995
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,490,722
Futures contracts	(10,766,373)
Net realized loss	(4,275,651)
Net change in unrealized appreciation (depreciation) of:
Investments	14,521,408
Foreign currencies	42
Futures contracts	549,118
Net change in unrealized appreciation (depreciation)	15,070,568
NET REALIZED AND UNREALIZED GAIN	10,794,917
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 16,382,912
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,587,995	$ 6,612,311
Net realized loss	(4,275,651)	(26,791,646)
Net change in unrealized appreciation (depreciation)	15,070,568	116,479,547
Net increase in net assets resulting from operations	16,382,912	96,300,212
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(425,893)	(827,037)
Service Class	(5,085,068)	(12,430,858)
Return of capital:
Standard Class	(20,437)	(7,855)
Service Class	(244,018)	(118,065)
	(5,775,416)	(13,383,815)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,600,971	3,409,218
Service Class	55,789,679	39,303,627
Reinvestment of dividends and distributions:
Standard Class	446,330	834,892
Service Class	5,329,086	12,548,923
	67,166,066	56,096,660
Cost of shares redeemed:
Standard Class	(3,749,987)	(3,603,621)
Service Class	(82,123,765)	(66,057,941)
	(85,873,752)	(69,661,562)
Decrease in net assets derived from capital share transactions	(18,707,686)	(13,564,902)
NET INCREASE (DECREASE) IN NET ASSETS	(8,100,190)	69,351,495
NET ASSETS:
Beginning of year	679,554,591	610,203,096
End of year	$671,454,401	$679,554,591
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 17.492	$ 15.396	$ 17.735	$ 15.618	$ 14.299
Income (loss) from investment operations:
Net investment income[3]	0.178	0.207	0.217	0.164	0.138
Net realized and unrealized gain (loss)	0.160	2.271	(2.311)	2.129	1.294
Total from investment operations	0.338	2.478	(2.094)	2.293	1.432
Less dividends and distributions from:
Net investment income	(0.181)	(0.208)	(0.245)	(0.176)	(0.113)
Net realized gain	—	(0.172)	—	—	—
Return of capital	(0.009)	(0.002)	—	—	—
Total dividends and distributions	(0.190)	(0.382)	(0.245)	(0.176)	(0.113)
Net asset value, end of period	$ 17.640	$ 17.492	$ 15.396	$ 17.735	$ 15.618
Total return[4]	1.95%	16.16%	(11.80%)	14.69%	10.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,887	$ 38,767	$ 33,519	$ 41,504	$ 36,086
Ratio of expenses to average net assets	0.79%	0.78%	0.78%	0.77%	0.78%
Ratio of net investment income to average net assets	1.14%	1.24%	1.24%	0.99%	0.94%
Portfolio turnover	48%	35%	35%	31%	77%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 17.363	$ 15.287	$ 17.605	$ 15.507	$ 14.202
Income (loss) from investment operations:
Net investment income[3]	0.138	0.164	0.172	0.121	0.101
Net realized and unrealized gain (loss)	0.155	2.252	(2.289)	2.112	1.280
Total from investment operations	0.293	2.416	(2.117)	2.233	1.381
Less dividends and distributions from:
Net investment income	(0.142)	(0.166)	(0.201)	(0.135)	(0.076)
Net realized gain	—	(0.172)	—	—	—
Return of capital	(0.007)	(0.002)	—	—	—
Total dividends and distributions	(0.149)	(0.340)	(0.201)	(0.135)	(0.076)
Net asset value, end of period	$ 17.507	$ 17.363	$ 15.287	$ 17.605	$ 15.507
Total return[4]	1.70%	15.87%	(12.02%)	14.41%	9.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$629,567	$640,788	$ 576,684	$668,694	$568,907
Ratio of expenses to average net assets	1.04%	1.03%	1.03%	1.02%	1.03%
Ratio of net investment income to average net assets	0.89%	0.99%	0.99%	0.74%	0.69%
Portfolio turnover	48%	35%	35%	31%	77%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.
 In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $14,825 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the Fund’s average daily net assets; 0.75% of the next $90 million; and 0.65% of the Fund’s average daily net assets in excess of $150 million.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$38,183
Legal	6,757
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $69,073 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$395,477
Distribution fees payable to LFD	133,665
Shareholder servicing fees payable to Lincoln Life	16,524
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$273,224,975
Sales	298,627,814
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$504,291,878
Aggregate unrealized appreciation of investments and derivatives	$180,777,211
Aggregate unrealized depreciation of investments and derivatives	(14,116,797)
Net unrealized appreciation of investments and derivatives	$166,660,414
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$633,634,495	$—	$—	$633,634,495
Rights	1,049	—	—	1,049
Money Market Fund	37,305,809	—	—	37,305,809
Total Investments	$670,941,353	$—	$—	$670,941,353
Derivatives:

Assets:
Futures Contracts	$921,693	$—	$—	$921,693
Liabilities:
Futures Contract	$ (2,182)	$—	$—	$ (2,182)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$5,510,961	$6,469,730
Long-term capital gains	—	6,788,164
Return of capital	264,455	125,920
Total	$5,775,416	$13,383,814
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (23,364,305)
Other temporary differences	(10,941)
Net unrealized appreciation	166,660,634
Distributable earnings/(accumulated loss)	$143,285,388
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to re-designation of dividends and distributions and partnership income:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(65,225)	$65,225
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$18,626,286	$4,738,019	$23,364,305
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	371,664	205,767
Service Class	3,852,029	2,410,956
Shares reinvested:
Standard Class	25,651	48,713
Service Class	308,593	740,151
	4,557,937	3,405,587
Shares redeemed:
Standard Class	(239,075)	(215,365)
Service Class	(5,103,508)	(3,971,101)
	(5,342,583)	(4,186,466)
Net decrease	(784,646)	(780,879)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$914,013	Receivables and other assets net of liabilities	$(2,182)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	7,680	Receivables and other assets net of liabilities	—
Total		$921,693		$(2,182)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(10,685,173)	$543,032
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(81,200)	6,086
Total		$(10,766,373)	$549,118
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,881,069	$94,872,932
8. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted JPMorgan’s statement that there were no comparable funds subadvised by JPMorgan with a similar investment strategy as the Fund. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–30

LVIP Loomis Sayles Global Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Loomis Sayles Global Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Loomis Sayles Global Growth Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Loomis, Sayles & Company, L.P
The Fund returned 34.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 16.25%.
Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market's current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
The Fund posted positive returns during the period and outperformed its benchmark. MercadoLibre, Amazon, and Adyen were the largest contributors to performance during the period. Schlumberger, Under Armour, and Coca-Cola2 were the largest detractors from performance. Stock selection in the consumer discretionary, communication services, industrials, and information technology sectors, along with the Fund weighting in the financials, consumer discretionary, energy, consumer staples, information technology, healthcare, communication services, and industrials sectors contributed positively to relative performance. Stock selection in the consumer staples, energy, and financials sectors detracted from relative performance. From a geographic perspective, the Fund’s holdings in emerging markets, North America, Europe, and developed Asia all contributed positively to relative return.
MercadoLibre hosts the largest online commerce platform in Latin America. A Fund holding since inception, the company delivered strong and above-expectations revenue growth, driven by growth in gross merchandise volume and payments, and continued market share gains. MercadoLibre remains in an elevated investment cycle to build out a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, and lower cost and faster speed of delivery. While these investments have impacted near-term profitability, we believe they have contributed to market share gains in e-commerce and payments and a stronger competitive position. We believe MercadoLibre’s competitive advantages include its network and ecosystem, brand, and understanding of local markets. The company operates in 18 countries representing over 95% of Latin American GDP, and its 320 million registered buyers as of December 31, 2019, represented approximately 80% of the region’s estimated 400 million internet users. The company’s brand and understanding of local-market challenges have contributed to its leadership position in each market it serves. We believe MercadoLibre is well positioned for sustained growth over the next decade, driven by the secular growth of e-commerce in Latin America. Over our forecast period, we believe the penetration of e-commerce can more than double, which would bring the penetration level into the mid-teens. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.
Schlumberger is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil and gas exploration and production (E&P) industry. A Fund holding since inception, Schlumberger reported financial results that deteriorated substantially due to the oil price environment. Following record oil price declines in the first quarter due to Covid-19-related demand weakness in China and a price war between OPEC and Russia, demand and prices fell further in the second quarter as a result of the global lockdown, and continued travel restrictions and a resurgence of Covid-19 cases continues to delay a recovery in demand. As a result, global service activity in 2020 is now expected to decline by 25% to 30% year over year. Given the ongoing uncertainty, Schlumberger has taken prudent steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, and cutting headcount, while lowering structural costs and capital intensity that should contribute to improved returns. While we expect near-term results to remain under pressure, the company continues to generate positive free cash flow, and we believe Schlumberger’s products remain a necessary part of the solution for profitably extracting energy resources, even in times of substantial commodity price compression. Secular growth in the long-term global demand for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. Because oilfield services companies are key to making difficult-to-reach resources more accessible, we believe services like those Schlumberger provides are essential to profitably meeting long-term demand. We believe Schlumberger will continue to execute well and that the company is positioned to weather the current environment and capitalize on growth in oilfield services as market supply and demand normalizes. The company’s growing leadership in digital solutions should also create further differentiation versus peers. We believe shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.
The portfolio does not use derivatives.
Portfolio Managers:
Loomis, Sayles & Company, L.P:	Aziz V. Hamzaogullari
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Loomis Sayles Global Growth Fund–1

LVIP Loomis Sayles Global Growth Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/18 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Loomis Sayles Global Growth Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,526 for the Standard Class shares and to $16,375 for the Service Class shares. For comparison, look at how the MSCI All Country World Index (net dividends) did from 5/1/18 through 12/31/20. The same $10,000 investment would have increased to $13,334. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 34.77%
Inception (5/1/18)	+ 20.69%
Service Class Shares
One Year	+ 34.32%
Inception (5/1/18)	+ 20.28%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
2.Security was not held in the Fund as of 12/31/2020.
LVIP Loomis Sayles Global Growth Fund–2

LVIP Loomis Sayles Global Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,254.10	0.77%	$4.36
Service Class Shares	1,000.00	1,252.00	1.12%	6.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.91
Service Class Shares	1,000.00	1,019.50	1.12%	5.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Loomis Sayles Global Growth Fund–3

LVIP Loomis Sayles Global Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	99.18%
Argentina	7.75%
Brazil	1.81%
China	15.29%
Denmark	0.89%
France	0.81%
Japan	2.30%
Netherlands	6.18%
Switzerland	9.77%
United Kingdom	4.84%
United States	49.54%
Money Market Fund	0.71%
Total Investments	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	4.26%
Air Freight & Logistics	1.32%
Beverages	2.25%
Capital Markets	1.01%
Energy Equipment & Services	0.94%
Food Products	1.74%
Hotels, Restaurants & Leisure	4.54%
Household Products	2.34%
Interactive Media & Services	14.75%
Internet & Direct Marketing Retail	20.57%
IT Services	8.43%
Machinery	6.41%
Personal Products	1.58%
Pharmaceuticals	8.92%
Professional Services	2.34%
Semiconductors & Semiconductor Equipment	4.34%
Software	11.95%
Textiles, Apparel & Luxury Goods	1.48%
Total	99.17%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
MercadoLibre	7.75%
Amazon.com	6.93%
Novartis	4.70%
Facebook Class A	4.61%
Adyen	4.29%
Boeing	4.26%
Alibaba Group Holding ADR	4.19%
Alphabet Class A	4.18%
Visa Class A	4.14%
Deere & Co.	4.11%
Total	49.16%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Loomis Sayles Global Growth Fund–4

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.18%
Argentina–7.75%
†MercadoLibre	15,887	$ 26,614,220
		26,614,220
Brazil–1.81%
Ambev ADR	2,033,843	6,223,560
		6,223,560
China–15.29%
†Alibaba Group Holding ADR	61,871	14,399,238
†Baidu ADR	41,263	8,922,711
Budweiser Brewing	455,213	1,503,721
Tencent Holdings	161,000	11,584,557
†Trip.com Group ADR	173,190	5,841,698
Yum China Holdings	180,168	10,285,791
		52,537,716
Denmark–0.89%
Novo Nordisk Class B	44,006	3,069,821
		3,069,821
France–0.81%
†Sodexo	32,810	2,774,863
		2,774,863
Japan–2.30%
FANUC	32,000	7,899,169
		7,899,169
Netherlands–6.18%
†Adyen	6,345	14,742,866
NXP Semiconductors	40,800	6,487,608
		21,230,474
Switzerland–9.77%
Nestle	50,611	5,982,790
Novartis	171,557	16,153,445
Roche Holding	32,765	11,411,999
		33,548,234
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom–4.84%
Experian	211,174	$ 8,022,212
Reckitt Benckiser Group	35,555	3,173,435
Unilever	89,758	5,434,945
		16,630,592
United States–49.54%
†Alphabet Class A	8,187	14,348,864
†Amazon.com	7,308	23,801,644
†Autodesk	20,679	6,314,126
†Boeing	68,423	14,646,627
Colgate-Palmolive	57,060	4,879,201
Core Laboratories	10,818	286,785
Deere & Co.	52,504	14,126,201
Expeditors International of Washington	47,512	4,518,866
†Facebook Class A	57,956	15,831,261
Microsoft	52,719	11,725,760
Oracle	197,205	12,757,192
QUALCOMM	55,359	8,433,390
†salesforce.com	46,085	10,255,295
Schlumberger	134,531	2,936,812
SEI Investments	60,081	3,452,855
†Under Armour Class A	296,441	5,089,892
Visa Class A	65,085	14,236,042
Yum! Brands	23,481	2,549,097
		170,189,910
Total Common Stock (Cost $234,609,481)		340,718,559

MONEY MARKET FUND–0.71%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	2,447,281	2,447,281
Total Money Market Fund (Cost $2,447,281)		2,447,281

TOTAL INVESTMENTS–99.89% (Cost $237,056,762)	343,165,840
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	393,132
NET ASSETS APPLICABLE TO 21,834,726 SHARES OUTSTANDING–100.00%	$343,558,972
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND STANDARD CLASS ($340,368,141 / 21,630,763 Shares)	$15.735
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND SERVICE CLASS ($3,190,831 / 203,963 Shares)	$15.644
LVIP Loomis Sayles Global Growth Fund–5

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$239,724,123
Distributable earnings/(accumulated loss)	103,834,849
TOTAL NET ASSETS	$343,558,972

† Non-income producing.
★ Includes $3,935 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $62,503 payable for fund shares redeemed, $43,196 other accrued expenses payable and $204,815 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–6

LVIP Loomis Sayles Global Growth Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 3,426,279
Interest	13,178
Foreign taxes withheld	(255,896)
3,183,561
EXPENSES:
Management fees	2,267,265
Shareholder servicing fees	96,692
Accounting and administration expenses	86,725
Professional fees	36,206
Custodian fees	35,219
Pricing fees	28,311
Trustees’ fees and expenses	8,085
Distribution fees-Service Class	4,945
Reports and statements to shareholders	4,192
Consulting fees	2,575
Other	5,095
2,575,310
Less:
Expenses reimbursed	(32,159)
Plus:
Recoupment of prior expenses reduced by the Advisor	29,137
Total operating expenses	2,572,288
NET INVESTMENT INCOME	611,273
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	11,750,381
Foreign currencies	2,627
Net realized gain	11,753,008
Net change in unrealized appreciation (depreciation) of:
Investments	87,645,628
Foreign currencies	22,950
Net change in unrealized appreciation (depreciation)	87,668,578
NET REALIZED AND UNREALIZED GAIN	99,421,586
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,032,859
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 611,273	$ 291,123
Net realized gain	11,753,008	484,888
Net change in unrealized appreciation (depreciation)	87,668,578	20,390,177
Net increase in net assets resulting from operations	100,032,859	21,166,188
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(14,964,934)	(282,278)
Service Class	(132,572)	(664)
	(15,097,506)	(282,942)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	23,202,888	319,587,023
Service Class	2,718,850	885,917
Reinvestment of dividends and distributions:
Standard Class	14,964,934	282,278
Service Class	132,572	664
	41,019,244	320,755,882
Cost of shares redeemed:
Standard Class	(140,956,734)	(9,668,695)
Service Class	(717,300)	(378,425)
	(141,674,034)	(10,047,120)
Increase (decrease) in net assets derived from capital share transactions	(100,654,790)	310,708,762
NET INCREASE (DECREASE) IN NET ASSETS	(15,719,437)	331,592,008
NET ASSETS:
Beginning of year	359,278,409	27,686,401
End of year	$ 343,558,972	$359,278,409
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–7

LVIP Loomis Sayles Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Standard Class
	Year Ended		5/1/18 to 12/31/18[1]
	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.220	$ 9.370	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.024	0.061	0.033
Net realized and unrealized gain (loss)	4.207	2.806	(0.643)
Total from investment operations	4.231	2.867	(0.610)
Less dividends and distributions from:
Net investment income	(0.040)	(0.014)	(0.020)
Net realized gain	(0.676)	(0.003)	—
Total dividends and distributions	(0.716)	(0.017)	(0.020)
Net asset value, end of period	$ 15.735	$ 12.220	$ 9.370
Total return[3]	34.77%	30.61%	(6.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$340,368	$358,653	$ 27,614
Ratio of expenses to average net assets[4]	0.77%	0.77%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.77%	0.86%	1.01%
Ratio of net investment income to average net assets[4]	0.18%	0.54%	0.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	0.18%	0.45%	0.24%
Portfolio turnover	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped previously waived expenses during the Year ended December 31, 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.00%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–8

LVIP Loomis Sayles Global Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Service Class
	Year Ended		5/1/18 to 12/31/18[1]
	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.174	$ 9.363	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.023)	0.021	0.009
Net realized and unrealized gain (loss)	4.183	2.801	(0.641)
Total from investment operations	4.160	2.822	(0.632)
Less dividends and distributions from:
Net investment income	(0.014)	(0.008)	(0.005)
Net realized gain	(0.676)	(0.003)	—
Total dividends and distributions	(0.690)	(0.011)	(0.005)
Net asset value, end of period	$ 15.644	$ 12.174	$ 9.363
Total return[3]	34.32%	30.14%	(6.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,191	$ 626	$ 73
Ratio of expenses to average net assets[4]	1.12%	1.12%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.12%	1.21%	1.36%
Ratio of net investment income (loss) to average net assets[4]	(0.17%)	0.19%	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	(0.17%)	0.10%	(0.11%)
Portfolio turnover	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped previously waived expenses during the Year ended December 31, 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.00%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–9

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Loomis Sayles Global Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020, and for all open tax years (years ended December 31, 2018- December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Loomis Sayles Global Growth Fund–10

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $16,160 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.68% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.12% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has recouped $29,137 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 5,413	$ 3,022	$ 8,435
Loomis, Sayles & Company, L.P. (’’Loomis Sayles’’) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Loomis Sayles a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$20,415
Legal	3,612
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Loomis Sayles Global Growth Fund–11

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 3,935
Management fees payable to LIAC	195,538
Distribution fees payable to LFD	916
Printing and mailing fees payable to Lincoln Life	22
Shareholder servicing fees payable to Lincoln Life	8,339
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 84,254,417
Sales	197,682,920
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$240,833,206
Aggregate unrealized appreciation of investments	$105,325,275
Aggregate unrealized depreciation of investments	(2,992,641)
Net unrealized appreciation of investments	$102,332,634
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Loomis Sayles Global Growth Fund–12

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 26,614,220	$ —	$—	$ 26,614,220
Brazil	6,223,560	—	—	6,223,560
China	39,449,438	13,088,278	—	52,537,716
Denmark	—	3,069,821	—	3,069,821
France	—	2,774,863	—	2,774,863
Japan	—	7,899,169	—	7,899,169
Netherlands	6,487,608	14,742,866	—	21,230,474
Switzerland	—	33,548,234	—	33,548,234
United Kingdom	5,434,945	11,195,647	—	16,630,592
United States	170,189,910	—	—	170,189,910
Money Market Fund	2,447,281	—	—	2,447,281
Total Investments	$256,846,962	$86,318,878	$—	$343,165,840
There were no Level 3 investments at the beginning or end of the period.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2020 and the period ended December 31, 2019 was as follows:
	Year Ended	Year Ended
	12/31/20	12/31/19
Ordinary income	$14,790,595	$282,942
Long-term capital gains	306,911	—
Total	$15,097,506	$282,942
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,433,733
Undistributed long-term capital gains	45,631
Net unrealized appreciation	102,355,485
Distributable earnings/(accumulated loss)	$103,834,849
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP Loomis Sayles Global Growth Fund–13

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	2,072,750	27,230,441
Service Class	193,861	76,947
Shares reinvested:
Standard Class	973,282	23,663
Service Class	8,657	57
	3,248,550	27,331,108
Shares redeemed:
Standard Class	(10,766,002)	(850,336)
Service Class	(49,956)	(33,382)
	(10,815,958)	(883,718)
Net increase (decrease)	(7,567,408)	26,447,390
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Loomis Sayles Global Growth Fund–14

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund financial statements.
LVIP Loomis Sayles Global Growth Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Loomis Sayles Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Loomis Sayles Global Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Loomis Sayles Global Growth Fund–16

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Loomis Sayles Global Growth Fund–17

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund had commenced operations in May 2018, the Fund’s asset level and that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Loomis, Sayles & Company, L.P. (“Loomis”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Loomis under the subadvisory agreement. The Board considered the services provided by Loomis, the backgrounds of the portfolio managers and Loomis’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Loomis Sayles Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Large Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in May 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Loomis were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee and the contractual fee rates charged to other funds advised by Loomis. The Board considered that LIAC compensates Loomis from its fees and that the subadvisory fee schedule was negotiated between LIAC and Loomis, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Loomis regarding Loomis’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Loomis as to any additional benefits it receives and noted Loomis’s statement that it may use the performance of the Fund in marketing materials and may use soft dollars to acquire brokerage and research products and services.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Loomis Sayles Global Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Loomis Sayles Global Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Loomis Sayles Global Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Loomis Sayles Global Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Loomis Sayles Global Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Loomis Sayles Global Growth Fund–23

LVIP MFS International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP MFS International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned 2.50% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI EAFE®NR Index (net dividends)1, returned 7.82%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP MFS International Equity Managed Volatility Fund invests primarily in underlying funds that invest in non-US developed market stocks and has a higher quality growth orientation. Thus, the Fund will tend to deliver better returns versus the benchmark when growth outperforms value as was the case again in 2020. The Fund’s growth bias was additive to returns during the 2020 calendar year. Positive stock selection within the Industrials and Financials sectors also contributed to the Fund performance. However, the Fund’s volatility management overlay was the primary detractor from relative performance in 2020.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market crash and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,435 for the Standard Class shares and to $14,162 for the Service Class shares. For comparison, look at how the MSCI EAFE®NR Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,995. Earnings from a variable annuity investment compound tax-free until withdrawn, so

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 2.50%
Five Years	+ 8.63%
Inception (5/1/13)	+ 4.90%
Service Class Shares
One Year	+ 2.24%
Five Years	+ 8.36%
Inception (5/1/13)	+ 4.64%
1. The MSCI EAFE®NR Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The S&P 500® Index is a board based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,202.70	0.17%	$0.94
Service Class Shares	1,000.00	1,201.30	0.42%	2.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.40	0.17%	$0.87
Service Class Shares	1,000.00	1,023.10	0.42%	2.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.92%
Investment Companies	94.92%
Equity Fund	9.26%
International Equity Funds	85.66%
Unaffiliated Investment	4.64%
Investment Company	4.64%
Money Market Fund	4.64%
Total Investments	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%
LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.92%
INVESTMENT COMPANIES–94.92%
Equity Fund–9.26%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	1,251,536	$ 59,331,561
		59,331,561
International Equity Funds–85.66%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	19,612,893	426,580,410
✠MFS® Variable Insurance Trust II–– MFS® VIT II Research International Portfolio	6,739,433	122,253,319
		548,833,729
Total Affiliated Investments (Cost $448,039,254)		608,165,290
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.64%
INVESTMENT COMPANY–4.64%
Money Market Fund–4.64%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	29,723,902	$ 29,723,902
Total Unaffiliated Investment (Cost $29,723,902)		29,723,902

TOTAL INVESTMENTS–99.56% (Cost $477,763,156)	637,889,192
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%	2,802,206
NET ASSETS APPLICABLE TO 50,063,080 SHARES OUTSTANDING–100.00%	$640,691,398

✧✧ Standard Class shares.
✠ Initial Class.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
63	British Pound	$5,378,231	$5,268,741	3/15/21	$109,490	$ —
58	Euro	8,878,350	8,807,776	3/15/21	70,574	—
53	Japanese Yen	6,418,962	6,374,152	3/15/21	44,810	—
					224,874	—
Equity Contracts:
71	E-mini MSCI Emerging Markets Index	4,573,110	4,444,030	3/19/21	129,080	—
27	E-mini S&P 500 Index	5,060,880	4,949,619	3/19/21	111,261	—
3	E-mini S&P MidCap 400 Index	691,050	671,275	3/19/21	19,775	—
202	Euro STOXX 50 Index	8,760,453	8,637,339	3/19/21	123,114	—
61	FTSE 100 Index	5,355,407	5,419,303	3/19/21	—	(63,896)
25	Nikkei 225 Index (OSE)	6,643,746	6,379,263	3/11/21	264,483	—
					647,713	(63,896)
Total Futures Contracts					$872,587	$(63,896)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$608,165,290
Unaffiliated investments, at value	29,723,902
Cash collateral held at broker for futures contracts	3,189,880
Receivable for securities sold	155,040
Receivable for fund shares sold	128,029
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	41,565
Prepaid expenses	2,015
Dividends and interest receivable	683
TOTAL ASSETS	641,406,404
LIABILITIES:
Payable for fund shares redeemed	387,227
Due to manager and affiliates	220,068
Variation margin due to broker on futures contracts	73,480
Other accrued expenses payable	34,231
TOTAL LIABILITIES	715,006
TOTAL NET ASSETS	$640,691,398
Affiliated investments, at cost	$448,039,254
Unaffiliated investments, at cost	29,723,902
Standard Class:
Net Assets	$ 14,342
Shares Outstanding	1,119
Net Asset Value Per Share	$ 12.809[1]
Service Class:
Net Assets	$640,677,056
Shares Outstanding	50,061,961
Net Asset Value Per Share	$ 12.798
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$531,665,054
Distributable earnings/(accumulated loss)	109,026,344
TOTAL NET ASSETS	$640,691,398

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,745,583
Dividends from unaffiliated investments	29,629
6,775,212
EXPENSES:
Management fees	4,837,852
Distribution fees-Service Class	1,422,866
Shareholder servicing fees	165,056
Accounting and administration expenses	109,069
Reports and statements to shareholders	49,299
Professional fees	34,119
Custodian fees	20,263
Trustees’ fees and expenses	14,036
Consulting fees	3,433
Pricing fees	777
Other	4,606
6,661,376
Less:
Management fees waived	(3,809,946)
Expenses reimbursed	(429,468)
Total operating expenses	2,421,962
NET INVESTMENT INCOME	4,353,250
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(7,741,008)
Distributions from affiliated investment companies	6,023,924
Futures contracts	(44,155,438)
Net realized loss	(45,872,522)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	63,718,215
Foreign currencies	(14,510)
Futures contracts	482,820
Net change in unrealized appreciation (depreciation)	64,186,525
NET REALIZED AND UNREALIZED GAIN	18,314,003
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 22,667,253
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,353,250	$ 6,225,924
Net realized gain (loss)	(45,872,522)	20,628,329
Net change in unrealized appreciation (depreciation)	64,186,525	88,197,613
Net increase in net assets resulting from operations	22,667,253	115,051,866
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(437)	(214)
Service Class	(18,349,958)	(7,810,049)
	(18,350,395)	(7,810,263)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	90,439,964	106,006,388
Reinvestment of dividends and distributions:
Standard Class	437	214
Service Class	18,349,958	7,810,049
	108,790,359	113,816,651
Cost of shares redeemed:
Service Class	(65,686,359)	(48,437,283)
	(65,686,359)	(48,437,283)
Increase in net assets derived from capital share transactions	43,104,000	65,379,368
NET INCREASE IN NET ASSETS	47,420,858	172,620,971
NET ASSETS:
Beginning of year	593,270,540	420,649,569
End of year	$640,691,398	$593,270,540
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 12.914	$ 10.377	$ 11.545	$ 9.069	$ 9.313
Income (loss) from investment operations:
Net investment income[3]	0.118	0.175	0.160	0.127	0.129
Net realized and unrealized gain (loss)	0.177	2.562	(1.109)	2.493	(0.253)
Total from investment operations	0.295	2.737	(0.949)	2.620	(0.124)
Less dividends and distributions from:
Net investment income	(0.149)	(0.200)	(0.219)	(0.144)	(0.120)
Net realized gain	(0.251)	—	—	—	—
Total dividends and distributions	(0.400)	(0.200)	(0.219)	(0.144)	(0.120)
Net asset value, end of period	$ 12.809	$ 12.914	$ 10.377	$ 11.545	$ 9.069
Total return[4]	2.50%	26.37%	(8.22%)	28.93%	(1.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14	$ 14	$ 11	$ 12	$ 9
Ratio of expenses to average net assets[5]	0.17%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	1.02%	1.48%	1.39%	1.21%	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.27%	0.76%	0.67%	0.49%	0.68%
Portfolio turnover	15%	5%	3%	8%	35%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 12.908	$ 10.376	$ 11.546	$ 9.072	$ 9.315
Income (loss) from investment operations:
Net investment income[3]	0.089	0.146	0.131	0.101	0.106
Net realized and unrealized gain (loss)	0.173	2.559	(1.106)	2.491	(0.252)
Total from investment operations	0.262	2.705	(0.975)	2.592	(0.146)
Less dividends and distributions from:
Net investment income	(0.121)	(0.173)	(0.195)	(0.118)	(0.097)
Net realized gain	(0.251)	—	—	—	—
Total dividends and distributions	(0.372)	(0.173)	(0.195)	(0.118)	(0.097)
Net asset value, end of period	$ 12.798	$ 12.908	$ 10.376	$ 11.546	$ 9.072
Total return[4]	2.24%	26.06%	(8.45%)	28.61%	(1.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$640,677	$593,257	$420,638	$315,016	$214,744
Ratio of expenses to average net assets[5]	0.42%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.77%	1.23%	1.14%	0.96%	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.02%	0.51%	0.42%	0.24%	0.43%
Portfolio turnover	15%	5%	3%	8%	35%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of fund structure and invests substantially all of its assets in other mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.715% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to October 1, 2020, for the period May 1, 2020 through September 30, 2020, the waiver amount was 0.655% of the Fund’s average daily net assets. Prior to May 1, 2020, the waiver amount was 0.65% of the Fund’s average daily net assets.
Effective October 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.135% of the Fund’s average daily net assets for the Standard Class and 0.385% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to October 1, 2020, for the period May 1, 2020 through September 30, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.195% the Fund’s average daily net assets for the Standard Class and 0.445% for the Service Class.   Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceeded 0.20% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 246,324	$ 429,468	$ 675,792
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$34,909
Legal	6,177
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,535 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 41,565
Management fees payable to LIAC	71,762
Distribution fees payable to LFD	132,890
Shareholder servicing fees payable to Lincoln Life	15,416
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.92%@
Equity Fund-9.26%@
✧✧LVIP MFS Value Fund	$ 56,298,753	$12,137,135	$10,763,556	$ (873,420)	$ 2,532,649	$ 59,331,561	1,251,536	$ 904,414	$ 9,532
International Equity Funds-85.66%@
✧✧LVIP MFS International Growth Fund	393,647,375	50,277,399	63,801,418	(4,691,454)	51,148,508	426,580,410	19,612,893	3,600,436	2,261,975
✠MFS® VIT II Research International Portfolio	113,063,190	18,844,744	17,515,539	(2,176,134)	10,037,058	122,253,319	6,739,433	2,240,733	3,752,417
Total	$563,009,318	$81,259,278	$92,080,513	$(7,741,008)	$63,718,215	$608,165,290		$6,745,583	$6,023,924

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
✠ Initial Class.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$81,259,278
Sales	92,080,513
LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$488,455,989
Aggregate unrealized appreciation of investments and derivatives	$149,707,688
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$149,707,688
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$608,165,290	$—	$—	$608,165,290
Unaffiliated Investment Company	29,723,902	—	—	29,723,902
Total Investments	$637,889,192	$—	$—	$637,889,192
Derivatives:
Assets:
Futures Contracts	$ 872,587	$—	$—	$ 872,587
Liabilities:
Futures Contract	$ (63,896)	$—	$—	$ (63,896)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/20	12/31/19
Ordinary income	$5,994,618	$6,407,920
Long-term capital gains	12,355,777	1,402,343
Total	$18,350,395	$7,810,263
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 587,826
Capital loss carryforward	(41,006,465)
Other temporary differences	(264,483)
Net unrealized appreciation	149,709,466
Distributable earnings/(accumulated loss)	$109,026,344
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$25,584,613	$15,421,852	$41,006,465
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	—	—
Service Class	8,132,285	8,918,569
Shares reinvested:
Standard Class	36	16
Service Class	1,531,888	603,483
	9,664,209	9,522,068
Shares redeemed:
Standard Class	—	—
Service Class	(5,562,962)	(4,102,384)
	(5,562,962)	(4,102,384)
Net increase	4,101,247	5,419,684
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the
LVIP MFS International Equity Managed Volatility Fund–15

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$647,713	Variation margin due to broker on futures contracts	$(63,896)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	224,874	Variation margin due to broker on futures contracts	—
Total		$872,587		$(63,896)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(43,169,764)	$300,819
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(985,674)	182,001
Total		$(44,155,438)	$482,820
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$31,379,775	$60,345,817
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP MFS International Equity Managed Volatility Fund–16

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP MFS International Equity Managed Volatility Fund–19

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP MFS International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Growth funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. The Board considered that LIAC proposed an increase in its advisory fee waiver and to further limit the Fund’s expenses through April 30, 2022. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP MFS International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP MFS International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Equity Managed Volatility Fund–25

LVIP MFS International Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP MFS International Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: MFS Investment Management
The Fund returned 14.54% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI EAFE Growth Index1, returned 18.29%.
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies find themselves flush with liquidity, having borrowed preemptively during the worst of the crisis, only to end up with excess cash on their balance sheets.
Stock selection in both the health care and information technology sectors held back performance relative to the benchmark. Within the health care sector, the fund's position in life sciences company Bayer2 (Germany), an overweight position in pharmaceutical company Novartis (Switzerland) and not owning shares of medical related services provider M3 (Japan) detracted from relative results. Within the information technology sector, not owning shares of both lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and industrial equipment manufacturer Keyence (Japan), and overweight positions in enterprise applications company SAP (Germany) and electronics company Hitachi (Japan), weakened relative returns.
A combination of stock selection and an overweight position in the consumer staples sector also hindered relative performance led by the portfolio's overweight position in food processing company Danone (France).
Stocks in other sectors that detracted from relative performance included overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom) and oil & gas exploration company Oil Search (Australia).
During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Stock selection in the industrials sector contributed to relative performance led by the Fund's positions in industrial equipment distributor Ritchie Bros. Auctioneers2 (Canada) and electrical distribution equipment manufacturer Schneider Electric2 (France). Additionally, not holding shares of aerospace company Airbus (France) also boosted relative returns.
Stocks in other sectors that bolstered relative results included holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing2 (Taiwan) and internet search engine and online computer games provider NAVER2 (South Korea). Additionally, overweight positions in online betting and gaming operator Flutter Entertainment (United Kingdom) and data recording products provider NICE (Israel), not owning shares of beverage manufacturer Anheuser-Busch InBev (Belgium) and biopharmaceutical company AstraZeneca (United Kingdom) and the timing of the fund's ownership in shares of automotive lighting systems manufacturer Koito Manufacturing (Japan) further supported relative performance.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund
2020 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
MFS Investment Management:	David A. Antonelli
Matthew Barrett
Kevin M. Dwan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,133. For comparison, look at how the MSCI EAFE Growth Index did over the same period. The same $10,000 investment would have increased to $20,632. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 14.54%
Five Years	+ 12.44%
Ten Years	+ 7.77%
Service Class Shares
One Year	+ 14.25%
Five Years	+ 12.16%
Ten Years	+ 7.50%
1. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Security is not a benchmark constituent.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,203.50	0.79%	$4.38
Service Class Shares	1,000.00	1,201.90	1.04%	5.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.79%	$4.01
Service Class Shares	1,000.00	1,019.90	1.04%	5.28

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	98.55%
Australia	0.80%
Canada	8.25%
China	2.58%
Czech Republic	0.07%
Denmark	1.37%
France	21.27%
Germany	8.74%
Hong Kong	4.87%
India	2.15%
Ireland	1.58%
Israel	1.09%
Italy	1.28%
Japan	8.78%
Mexico	0.51%
Netherlands	2.04%
Peru	0.24%
Republic of Korea	0.96%
Singapore	1.46%
Spain	0.89%
Switzerland	14.05%
Taiwan	2.91%
United Kingdom	10.65%
United States	2.01%
Money Market Fund	1.14%
Total Investments	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.09%
Auto Components	0.99%
Automobiles	0.17%
Banks	3.30%
Beverages	4.63%
Biotechnology	0.08%
Chemicals	7.99%
Commercial Services & Supplies	2.18%
Consumer Finance	0.64%
Diversified Financial Services	1.02%
Electrical Equipment	5.03%
Electronic Equipment, Instruments & Components	3.49%
Food & Staples Retailing	0.15%
Sector	Percentage of Net Assets
Food Products	6.93%
Gas Utilities	0.27%
Health Care Equipment & Supplies	1.49%
Hotels, Restaurants & Leisure	1.58%
Household Products	2.27%
Insurance	4.87%
Interactive Media & Services	2.17%
Internet & Direct Marketing Retail	1.53%
IT Services	3.14%
Leisure Products	1.12%
Life Sciences Tools & Services	1.18%
Machinery	1.78%
Metals & Mining	2.31%
Oil, Gas & Consumable Fuels	0.65%
Personal Products	4.11%
Pharmaceuticals	10.25%
Professional Services	1.52%
Road & Rail	2.73%
Semiconductors & Semiconductor Equipment	2.30%
Software	6.19%
Textiles, Apparel & Luxury Goods	8.74%
Tobacco	0.30%
Transportation Infrastructure	0.36%
Total	98.55%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	5.15%
AIA Group	4.87%
Roche Holding	4.49%
LVMH Moet Hennessy Louis Vuitton	4.45%
SAP	4.18%
Novartis	3.19%
Schneider Electric	3.14%
Hitachi	2.87%
Canadian National Railway	2.73%
Linde	2.63%
Total	37.70%

IT–Information Technology
LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.55%
Australia–0.80%
Oil Search	3,598,134	$ 10,312,021
WiseTech Global	99,016	2,353,132
		12,665,153
Canada–8.25%
Agnico Eagle Mines	339,797	23,915,793
Canadian National Railway	393,836	43,262,885
Element Fleet Management	1,539,653	16,183,956
Franco-Nevada	100,815	12,640,485
Ritchie Bros Auctioneers	497,167	34,558,360
		130,561,479
China–2.58%
†51job ADR	43,358	3,035,060
†Alibaba Group Holding	388,300	11,293,513
China Resources Gas Group	808,000	4,294,875
Kingsoft	269,000	1,739,285
Tencent Holdings	283,900	20,427,675
		40,790,408
Czech Republic–0.07%
†Komercni banka	38,318	1,171,589
		1,171,589
Denmark–1.37%
Novo Nordisk Class B	310,878	21,686,581
		21,686,581
France–21.27%
Air Liquide	181,108	29,692,082
Capgemini	55,454	8,625,995
Danone	426,553	28,069,808
Dassault Systemes	52,306	10,608,674
EssilorLuxottica	239,229	37,280,108
Kering	28,233	20,489,632
Legrand	108,270	9,685,462
L'Oreal	104,701	39,948,874
LVMH Moet Hennessy Louis Vuitton	112,443	70,389,427
Pernod Ricard	166,845	32,041,990
Schneider Electric	343,395	49,629,993
		336,462,045
Germany–8.74%
Bayer	322,670	19,008,862
GEA Group	415,680	14,867,708
†QIAGEN	358,363	18,584,363
SAP	510,096	66,066,960
Symrise	148,476	19,738,894
		138,266,787
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong–4.87%
AIA Group	6,327,800	$ 77,111,321
		77,111,321
India–2.15%
†HDFC Bank ADR	254,308	18,376,296
Infosys ADR	474,689	8,045,979
ITC	1,680,606	4,812,970
Mahindra & Mahindra	276,308	2,732,466
		33,967,711
Ireland–1.58%
†Flutter Entertainment	120,962	25,022,245
		25,022,245
Israel–1.09%
†Nice Sponsored ADR	60,782	17,234,128
		17,234,128
Italy–1.28%
Prysmian	567,640	20,203,795
		20,203,795
Japan–8.78%
AEON Financial Service	845,600	10,141,777
Bandai Namco Holdings	204,800	17,735,832
Hitachi	1,151,500	45,448,896
Japan Airport Terminal	94,000	5,704,557
Kao	177,800	13,736,146
Koito Manufacturing	229,500	15,618,828
Kose	65,900	11,260,990
Obic	2,100	422,053
Terumo	449,900	18,826,631
		138,895,710
Mexico–0.51%
†Grupo Financiero Banorte Class O	1,040,404	5,732,823
Wal-Mart de Mexico	822,188	2,309,621
		8,042,444
Netherlands–2.04%
Akzo Nobel	194,648	20,892,466
†Prosus	105,849	11,429,436
		32,321,902
Peru–0.24%
Credicorp	23,409	3,839,544
		3,839,544
Republic of Korea–0.96%
†Hugel	7,318	1,266,055
†NAVER	51,393	13,853,962
		15,120,017
LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore–1.46%
DBS Group Holdings	1,220,000	$ 23,119,889
		23,119,889
Spain–0.89%
Amadeus IT Group	190,163	14,037,309
		14,037,309
Switzerland–14.05%
†Alcon	71,386	4,739,751
Nestle	689,393	81,494,019
Novartis	535,856	50,455,068
Roche Holding	204,075	71,079,009
Sika	53,174	14,494,873
		222,262,720
Taiwan–2.91%
Delta Electronics	1,033,000	9,687,409
Taiwan Semiconductor Manufacturing ADR	333,833	36,401,150
		46,088,559
United Kingdom–10.65%
†Burberry Group	413,915	10,107,850
Diageo	1,040,201	41,159,469
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Experian	552,065	$ 20,972,196
Linde	157,688	41,578,611
†Ocado Group	49,415	1,545,213
Reckitt Benckiser Group	402,926	35,962,862
†Rolls-Royce Holdings	11,381,640	17,225,264
		168,551,465
United States–2.01%
Accenture Class A	71,053	18,559,754
†Ingersoll Rand	291,064	13,260,876
		31,820,630
Total Common Stock (Cost $955,916,377)		1,559,243,431

MONEY MARKET FUND–1.14%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	18,069,304	18,069,304
Total Money Market Fund (Cost $18,069,304)		18,069,304

TOTAL INVESTMENTS–99.69% (Cost $973,985,681)	1,577,312,735
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	4,861,499
NET ASSETS APPLICABLE TO 72,734,297 SHARES OUTSTANDING–100.00%	$1,582,174,234
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,298,317,736 / 59,693,645 Shares)	$21.750
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($283,856,498 / 13,040,652 Shares)	$21.767
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 913,762,413
Distributable earnings/(accumulated loss)	668,411,821
TOTAL NET ASSETS	$1,582,174,234

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $1,351 payable for securities purchased, $432,421 payable for fund shares redeemed, $110,425 other accrued expenses payable, $1,036,579 due to manager and affiliates and $35,946 foreign capital gain taxes payable as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 26,508,436
Interest	334
Foreign taxes withheld	(2,948,257)
23,560,513
EXPENSES:
Management fees	11,927,390
Distribution fees-Service Class	618,770
Shareholder servicing fees	422,399
Accounting and administration expenses	271,908
Custodian fees	127,825
Reports and statements to shareholders	63,089
Professional fees	58,561
Trustees’ fees and expenses	36,195
Pricing fees	29,012
Consulting fees	3,705
Other	27,360
13,586,214
Less:
Management fees waived	(1,496,549)
Total operating expenses	12,089,665
NET INVESTMENT INCOME	11,470,848
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	86,000,827
Foreign currencies	(149,995)
Net realized gain	85,850,832
Net change in unrealized appreciation (depreciation) of:
Investments	96,549,411
Foreign currencies	459,333
Net change in unrealized appreciation (depreciation)	97,008,744
NET REALIZED AND UNREALIZED GAIN	182,859,576
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$194,330,424
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,470,848	$ 24,308,061
Net realized gain	85,850,832	6,067,909
Net change in unrealized appreciation (depreciation)	97,008,744	350,338,864
Net increase in net assets resulting from operations	194,330,424	380,714,834
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(18,036,147)	(79,012,463)
Service Class	(3,278,702)	(13,135,837)
	(21,314,849)	(92,148,300)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	136,735,702	88,317,112
Service Class	36,893,316	39,512,780
Reinvestment of dividends and distributions:
Standard Class	18,036,147	79,012,463
Service Class	3,278,702	13,135,837
	194,943,867	219,978,192
Cost of shares redeemed:
Standard Class	(341,249,734)	(332,485,555)
Service Class	(41,335,931)	(38,222,884)
	(382,585,665)	(370,708,439)
Decrease in net assets derived from capital share transactions	(187,641,798)	(150,730,247)
NET INCREASE (DECREASE) IN NET ASSETS	(14,626,223)	137,836,287
NET ASSETS:
Beginning of year	1,596,800,457	1,458,964,170
End of year	$1,582,174,234	$1,596,800,457
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 19.265	$ 16.018	$ 17.878	$ 13.705	$ 13.700
Income (loss) from investment operations:
Net investment income[1]	0.156	0.285	0.226	0.178	0.207
Net realized and unrealized gain (loss)	2.631	4.061	(1.687)	4.184	0.018
Total from investment operations	2.787	4.346	(1.461)	4.362	0.225
Less dividends and distributions from:
Net investment income	(0.186)	(0.284)	(0.233)	(0.189)	(0.220)
Net realized gain	(0.116)	(0.815)	(0.166)	—	—
Total dividends and distributions	(0.302)	(1.099)	(0.399)	(0.189)	(0.220)
Net asset value, end of period	$ 21.750	$ 19.265	$ 16.018	$ 17.878	$ 13.705
Total return[2]	14.54%	27.56%	(8.24%)	31.86%	1.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,298,318	$1,344,586	$1,261,880	$1,387,961	$859,431
Ratio of expenses to average net assets	0.79%	0.79%	0.80%	0.79%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.89%	0.90%	0.89%	0.88%
Ratio of net investment income to average net assets	0.83%	1.56%	1.29%	1.10%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.73%	1.46%	1.18%	1.00%	1.39%
Portfolio turnover	23%	11%	26%	18%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 19.286	$ 16.039	$ 17.899	$ 13.724	$ 13.719
Income (loss) from investment operations:
Net investment income[1]	0.109	0.239	0.163	0.137	0.173
Net realized and unrealized gain (loss)	2.626	4.063	(1.667)	4.187	0.018
Total from investment operations	2.735	4.302	(1.504)	4.324	0.191
Less dividends and distributions from:
Net investment income	(0.138)	(0.240)	(0.190)	(0.149)	(0.186)
Net realized gain	(0.116)	(0.815)	(0.166)	—	—
Total dividends and distributions	(0.254)	(1.055)	(0.356)	(0.149)	(0.186)
Net asset value, end of period	$ 21.767	$ 19.286	$ 16.039	$ 17.899	$ 13.724
Total return[2]	14.25%	27.25%	(8.46%)	31.53%	1.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$283,856	$252,214	$197,084	$197,882	$157,684
Ratio of expenses to average net assets	1.04%	1.04%	1.05%	1.04%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.14%	1.15%	1.14%	1.13%
Ratio of net investment income to average net assets	0.58%	1.31%	1.04%	0.85%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.48%	1.21%	0.93%	0.75%	1.14%
Portfolio turnover	23%	11%	26%	18%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of the Fund’s average daily net assets and 0.1% of the Fund’s average daily net assets in excess of $400 million.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$90,136
Legal	15,952
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $49,000 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$939,630
Distribution fees payable to LFD	58,846
Shareholder servicing fees payable to Lincoln Life	38,103
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $1,862,427 and securities sales of $1,002,722, which resulted in net realized losses of $132,502.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$328,736,053
Sales	525,331,049
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,000,339,012
Aggregate unrealized appreciation of investments	$ 609,420,182
Aggregate unrealized depreciation of investments	(32,446,459)
Net unrealized appreciation of investments	$ 576,973,723
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 12,665,153	$—	$ 12,665,153
Canada	130,561,479	—	—	130,561,479
China	3,035,060	37,755,348	—	40,790,408
Czech Republic	—	1,171,589	—	1,171,589
Denmark	—	21,686,581	—	21,686,581
France	—	336,462,045	—	336,462,045
Germany	18,584,363	119,682,424	—	138,266,787
Hong Kong	—	77,111,321	—	77,111,321
India	26,422,275	7,545,436	—	33,967,711
Ireland	—	25,022,245	—	25,022,245
Israel	17,234,128	—	—	17,234,128
Italy	—	20,203,795	—	20,203,795
Japan	—	138,895,710	—	138,895,710
Mexico	8,042,444	—	—	8,042,444
Netherlands	—	32,321,902	—	32,321,902
Peru	3,839,544	—	—	3,839,544
Republic of Korea	—	15,120,017	—	15,120,017
Singapore	—	23,119,889	—	23,119,889
Spain	—	14,037,309	—	14,037,309
Switzerland	—	222,262,720	—	222,262,720
Taiwan	36,401,150	9,687,409	—	46,088,559
United Kingdom	—	168,551,465	—	168,551,465
United States	31,820,630	—	—	31,820,630
Money Market Fund	18,069,304	—	—	18,069,304
Total Investments	$294,010,377	$1,283,302,358	$—	$1,577,312,735
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$21,314,849	$22,677,489
Long-term capital gains	—	69,470,811
Total	$21,314,849	$92,148,300
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 287,072
Undistributed long-term capital gains	90,692,119
Net unrealized appreciation	577,432,630
Distributable earnings/(accumulated loss)	$668,411,821
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	7,852,078	4,847,366
Service Class	1,991,011	2,167,425
Shares reinvested:
Standard Class	865,611	4,313,735
Service Class	157,804	717,557
	10,866,504	12,046,083
Shares redeemed:
Standard Class	(18,816,865)	(18,144,938)
Service Class	(2,185,865)	(2,095,154)
	(21,002,730)	(20,240,092)
Net decrease	(10,136,226)	(8,194,009)
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Growth Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS International Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and considered that MFS’s subadvisory fee was reduced effective October 1, 2020. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP MFS International Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Growth Fund–23

LVIP MFS Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP MFS Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
The Fund returned 3.66% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 1000® Value Index1, returned 2.80%.
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies find themselves flush with liquidity, having borrowed preemptively during the worst of the crisis, only to end up with excess cash on their balance sheets.
An underweight position in the energy sector contributed to performance relative to the benchmark. Within this sector, an underweight position in integrated oil and gas company Exxon Mobil(3) helped relative results.
The combination of an overweight allocation and stock selection within the information technology sector also supported relative returns. Within this sector, an overweight position in semiconductor company Texas Instruments, holdings of IT servicing firm Accenture(2) and not owning shares of network equipment company Cisco Systems bolstered relative performance.
An underweight position in the real estate sector and stock selection in the financials sector further boosted relative returns. While there were no individual stocks within the real estate sector that were among the Fund's largest relative contributors during the period, within the financials sector, not owning shares of financial services firm Bank of America contributed in relative terms.
Stocks in other sectors that aided relative performance included overweight positions in life sciences supply company Thermo Fisher Scientific, healthcare equipment manufacturer Danaher, building and airplane controls manufacturer Honeywell International and media and entertainment company Comcast. Additionally, not owning shares of telecommunication services provider AT&T further supported relative returns.
Security selection in the utilities sector detracted from relative performance led by the Fund's overweight positions in power provider FirstEnergy(3) and energy products and services supplier Dominion Energy.
An underweight allocation to the consumer discretionary sector also weakened relative results. However, there were no individual stocks within this sector that were among the Fund's largest relative detractors during the period.
Stock selection in the consumer staples sector held back relative performance. Here, not owning shares of retail giant Walmart and an underweight position in shares of household products maker Procter & Gamble(3) at the beginning of the year and not owning it for the balance of the year dampened relative results.
Elsewhere, the Fund's position in integrated energy company Suncor Energy(2)(3) and not owning shares of media conglomerate Walt Disney weighed on relative returns. Additionally, overweight positions in financial services firms Citigroup and U.S. Bancorp, the timing of the Fund's ownership in shares of global security company Northrop Grumman and an underweight position in semiconductor company Intel further detracted from relative performance.

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2020 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Massachusetts Financial Service Company:	Nevin P. Chitkara
Katherine Cannan
Steve R. Gorham4
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,225. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $27,148. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 3.66%
Five Years	+ 10.20%
Ten Years	+ 10.93%
Service Class Shares
One Year	+ 3.40%
Five Years	+ 9.93%
Ten Years	+ 10.66%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
2. Security is not a benchmark constituent.
3. Security was not held in the portfolio at period end.
4. Effective December 31, 2020, Steve R. Gorham will no longer be a portfolio manager of the Fund.

LVIP MFS Value Fund–2

LVIP MFS Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,193.70	0.67%	$3.69
Service Class Shares	1,000.00	1,192.20	0.92%	5.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.67%	$3.40
Service Class Shares	1,000.00	1,020.50	0.92%	4.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.68%
Aerospace & Defense	3.60%
Banks	10.08%
Beverages	2.15%
Building Products	3.01%
Capital Markets	6.47%
Chemicals	3.87%
Consumer Finance	1.22%
Diversified Telecommunication Services	0.42%
Electric Utilities	5.40%
Electrical Equipment	1.49%
Equity Real Estate Investment Trusts	0.36%
Food Products	2.99%
Health Care Equipment & Supplies	6.95%
Health Care Providers & Services	3.12%
Hotels, Restaurants & Leisure	0.38%
Household Products	1.51%
Industrial Conglomerates	2.82%
Insurance	8.22%
IT Services	5.44%
Life Sciences Tools & Services	1.93%
Machinery	3.26%
Media	3.38%
Multi-Utilities	1.18%
Oil, Gas & Consumable Fuels	1.93%
Pharmaceuticals	7.35%
Professional Services	0.96%
Road & Rail	2.20%
Semiconductors & Semiconductor Equipment	5.24%
Specialty Retail	1.27%
Tobacco	0.48%
Money Market Fund	1.26%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	4.42%
Johnson & Johnson	3.89%
Comcast Class A	3.38%
Medtronic	2.95%
Honeywell International	2.82%
Accenture Class A	2.67%
Texas Instruments	2.60%
Aon Class A	2.32%
Duke Energy	2.20%
Cigna	2.20%
Total	29.45%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.68%
Aerospace & Defense–3.60%
Lockheed Martin	50,887	$ 18,063,867
Northrop Grumman	119,349	36,368,027
Raytheon Technologies	173,348	12,396,116
		66,828,010
Banks–10.08%
Citigroup	619,692	38,210,209
JPMorgan Chase & Co.	646,303	82,125,722
PNC Financial Services Group	144,402	21,515,898
Truist Financial	380,133	18,219,775
US Bancorp	583,039	27,163,787
		187,235,391
Beverages–2.15%
Diageo	672,600	26,613,952
PepsiCo	90,377	13,402,909
		40,016,861
Building Products–3.01%
Johnson Controls International	434,850	20,259,661
Masco	275,048	15,108,387
Trane Technologies	142,101	20,627,381
		55,995,429
Capital Markets–6.47%
BlackRock	37,306	26,917,771
Goldman Sachs Group	98,432	25,957,503
Moody's	36,148	10,491,595
Morgan Stanley	99,979	6,851,561
Nasdaq	206,421	27,400,324
State Street	155,872	11,344,364
T. Rowe Price Group	73,899	11,187,570
		120,150,688
Chemicals–3.87%
DuPont de Nemours	222,388	15,814,011
PPG Industries	233,132	33,622,297
Sherwin-Williams	30,562	22,460,319
		71,896,627
Consumer Finance–1.22%
American Express	187,117	22,624,316
		22,624,316
Diversified Telecommunication Services–0.42%
Verizon Communications	133,985	7,871,619
		7,871,619
Electric Utilities–5.40%
American Electric Power	178,335	14,849,955
Duke Energy	447,291	40,953,964
Southern	555,645	34,133,272
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy	155,041	$ 10,336,584
		100,273,775
Electrical Equipment–1.49%
Eaton	230,225	27,659,232
		27,659,232
Equity Real Estate Investment Trusts–0.36%
Public Storage	28,595	6,603,443
		6,603,443
Food Products–2.99%
Archer-Daniels-Midland	215,282	10,852,365
Danone	96,171	6,328,643
JM Smucker	42,619	4,926,756
Nestle	282,287	33,369,504
		55,477,268
Health Care Equipment & Supplies–6.95%
Abbott Laboratories	248,585	27,217,572
†Boston Scientific	438,975	15,781,151
Danaher	141,228	31,372,388
Medtronic	467,398	54,751,002
		129,122,113
Health Care Providers & Services–3.12%
Cigna	195,869	40,776,008
McKesson	99,365	17,281,561
		58,057,569
Hotels, Restaurants & Leisure–0.38%
Marriott International Class A	54,164	7,145,315
		7,145,315
Household Products–1.51%
Colgate-Palmolive	48,829	4,175,368
Kimberly-Clark	113,548	15,309,677
Reckitt Benckiser Group	95,243	8,500,843
		27,985,888
Industrial Conglomerates–2.82%
Honeywell International	246,339	52,396,305
		52,396,305
Insurance–8.22%
Aon Class A	204,143	43,129,292
Chubb	258,993	39,864,202
Marsh & McLennan	299,268	35,014,356
Travelers	246,656	34,623,103
		152,630,953
IT Services–5.44%
Accenture Class A	189,936	49,613,183
LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Fidelity National Information Services	173,566	$ 24,552,646
†Fiserv	235,848	26,853,653
		101,019,482
Life Sciences Tools & Services–1.93%
Thermo Fisher Scientific	76,975	35,853,416
		35,853,416
Machinery–3.26%
Illinois Tool Works	158,863	32,388,989
Otis Worldwide	86,675	5,854,896
Stanley Black & Decker	125,231	22,361,247
		60,605,132
Media–3.38%
Comcast Class A	1,197,848	62,767,235
		62,767,235
Multi-Utilities–1.18%
Dominion Energy	292,190	21,972,688
		21,972,688
Oil, Gas & Consumable Fuels–1.93%
Chevron	102,903	8,690,158
ConocoPhillips	296,231	11,846,278
EOG Resources	156,525	7,805,902
Pioneer Natural Resources	66,076	7,525,395
		35,867,733
Pharmaceuticals–7.35%
Johnson & Johnson	459,067	72,247,965
Merck & Co	292,393	23,917,747
Pfizer	855,672	31,497,286
Roche Holding	25,506	8,883,701
		136,546,699
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–0.96%
Equifax	92,213	$ 17,782,355
		17,782,355
Road & Rail–2.20%
Canadian National Railway	110,248	12,110,743
Union Pacific	137,896	28,712,705
		40,823,448
Semiconductors & Semiconductor Equipment–5.24%
Analog Devices	97,877	14,459,369
Intel	303,454	15,118,078
NXP Semiconductors	122,381	19,459,803
Texas Instruments	294,366	48,314,292
		97,351,542
Specialty Retail–1.27%
Lowe's	146,536	23,520,493
		23,520,493
Tobacco–0.48%
Philip Morris International	108,433	8,977,168
		8,977,168
Total Common Stock (Cost $1,046,079,565)		1,833,058,193

MONEY MARKET FUND–1.26%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	23,387,535	23,387,535
Total Money Market Fund (Cost $23,387,535)		23,387,535

TOTAL INVESTMENTS–99.94% (Cost $1,069,467,100)	1,856,445,728
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	1,207,425
NET ASSETS APPLICABLE TO 39,209,075 SHARES OUTSTANDING–100.00%	$1,857,653,153
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($749,206,581 / 15,803,699 Shares)	$47.407
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($1,108,446,572 / 23,405,376 Shares)	$47.359
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,055,578,500
Distributable earnings/(accumulated loss)	802,074,653
TOTAL NET ASSETS	$1,857,653,153

LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)
† Non-income producing.
★ Includes $174,790 payable for securities purchased, $1,114,412 payable for fund shares redeemed, $80,589 other accrued expenses payable and $1,203,508 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$38,739,501
Interest	596
Foreign taxes withheld	(308,848)
38,431,249
EXPENSES:
Management fees	9,938,999
Distribution fees-Service Class	2,492,471
Shareholder servicing fees	479,110
Accounting and administration expenses	306,302
Reports and statements to shareholders	111,939
Professional fees	48,439
Trustees’ fees and expenses	40,518
Pricing fees	29,112
Custodian fees	20,790
Consulting fees	3,563
Other	26,924
Total operating expenses	13,498,167
NET INVESTMENT INCOME	24,933,082
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	31,814,712
Foreign currencies	(33,671)
Net realized gain	31,781,041
Net change in unrealized appreciation (depreciation) of:
Investments	29,858,888
Foreign currencies	75,949
Net change in unrealized appreciation (depreciation)	29,934,837
NET REALIZED AND UNREALIZED GAIN	61,715,878
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,648,960
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 24,933,082	$ 24,137,884
Net realized gain	31,781,041	7,755,438
Net change in unrealized appreciation (depreciation)	29,934,837	365,854,252
Net increase in net assets resulting from operations	86,648,960	397,747,574
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,485,549)	(17,608,970)
Service Class	(14,732,305)	(26,430,927)
	(26,217,854)	(44,039,897)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	170,796,067	111,847,434
Service Class	124,211,029	95,482,011
Reinvestment of dividends and distributions:
Standard Class	11,485,549	17,608,970
Service Class	14,732,305	26,430,927
	321,224,950	251,369,342
Cost of shares redeemed:
Standard Class	(132,364,936)	(81,495,725)
Service Class	(132,166,685)	(138,922,127)
	(264,531,621)	(220,417,852)
Increase in net assets derived from capital share transactions	56,693,329	30,951,490
NET INCREASE IN NET ASSETS	117,124,435	384,659,167
NET ASSETS:
Beginning of year	1,740,528,718	1,355,869,551
End of year	$1,857,653,153	$1,740,528,718
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 46.462	$ 36.798	$ 43.085	$ 37.927	$ 35.359
Income (loss) from investment operations:
Net investment income[1]	0.706	0.731	0.722	0.635	0.728
Net realized and unrealized gain (loss)	0.981	10.207	(4.818)	5.993	4.166
Total from investment operations	1.687	10.938	(4.096)	6.628	4.894
Less dividends and distributions from:
Net investment income	(0.735)	(0.744)	(0.733)	(0.729)	(0.726)
Net realized gain	(0.007)	(0.530)	(1.458)	(0.741)	(1.600)
Total dividends and distributions	(0.742)	(1.274)	(2.191)	(1.470)	(2.326)
Net asset value, end of period	$ 47.407	$ 46.462	$ 36.798	$ 43.085	$ 37.927
Total return[2]	3.66%	29.84%	(9.99%)	17.63%	14.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$749,207	$670,397	$492,642	$471,467	$354,924
Ratio of expenses to average net assets	0.67%	0.67%	0.68%	0.67%	0.66%
Ratio of net investment income to average net assets	1.66%	1.70%	1.71%	1.55%	1.97%
Portfolio turnover	15%	12%	11%	13%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 46.426	$ 36.778	$ 43.059	$ 37.912	$ 35.352
Income (loss) from investment operations:
Net investment income[1]	0.599	0.622	0.617	0.531	0.632
Net realized and unrealized gain (loss)	0.969	10.192	(4.813)	5.984	4.162
Total from investment operations	1.568	10.814	(4.196)	6.515	4.794
Less dividends and distributions from:
Net investment income	(0.628)	(0.636)	(0.627)	(0.627)	(0.634)
Net realized gain	(0.007)	(0.530)	(1.458)	(0.741)	(1.600)
Total dividends and distributions	(0.635)	(1.166)	(2.085)	(1.368)	(2.234)
Net asset value, end of period	$ 47.359	$ 46.426	$ 36.778	$ 43.059	$ 37.912
Total return[2]	3.40%	29.52%	(10.22%)	17.33%	13.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,108,447	$1,070,132	$ 863,228	$1,004,740	$898,436
Ratio of expenses to average net assets	0.92%	0.92%	0.93%	0.92%	0.91%
Ratio of net investment income to average net assets	1.41%	1.45%	1.46%	1.30%	1.72%
Portfolio turnover	15%	12%	11%	13%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).
 Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion.   The management fee is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$101,386
Legal	17,937
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $95,887 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$926,558
Distribution fees payable to LFD	232,019
Shareholder servicing fees payable to Lincoln Life	44,931
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$300,486,513
Sales	245,977,202
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,082,702,538
Aggregate unrealized appreciation of investments	$ 785,203,713
Aggregate unrealized depreciation of investments	(11,460,523)
Net unrealized appreciation of investments	$ 773,743,190
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 66,828,010	$ —	$—	$ 66,828,010
Banks	187,235,391	—	—	187,235,391
Beverages	13,402,909	26,613,952	—	40,016,861
Building Products	55,995,429	—	—	55,995,429
Capital Markets	120,150,688	—	—	120,150,688
Chemicals	71,896,627	—	—	71,896,627
Consumer Finance	22,624,316	—	—	22,624,316
Diversified Telecommunication Services	7,871,619	—	—	7,871,619
Electric Utilities	100,273,775	—	—	100,273,775
Electrical Equipment	27,659,232	—	—	27,659,232
Equity Real Estate Investment Trusts	6,603,443	—	—	6,603,443
Food Products	15,779,121	39,698,147	—	55,477,268
Health Care Equipment & Supplies	129,122,113	—	—	129,122,113
Health Care Providers & Services	58,057,569	—	—	58,057,569
Hotels, Restaurants & Leisure	7,145,315	—	—	7,145,315
Household Products	19,485,045	8,500,843	—	27,985,888
Industrial Conglomerates	52,396,305	—	—	52,396,305
Insurance	152,630,953	—	—	152,630,953
IT Services	101,019,482	—	—	101,019,482
Life Sciences Tools & Services	35,853,416	—	—	35,853,416
Machinery	60,605,132	—	—	60,605,132
Media	62,767,235	—	—	62,767,235
Multi-Utilities	21,972,688	—	—	21,972,688
Oil, Gas & Consumable Fuels	35,867,733	—	—	35,867,733
Pharmaceuticals	127,662,998	8,883,701	—	136,546,699
Professional Services	17,782,355	—	—	17,782,355
Road & Rail	40,823,448	—	—	40,823,448
Semiconductors & Semiconductor Equipment	97,351,542	—	—	97,351,542
Specialty Retail	23,520,493	—	—	23,520,493
Tobacco	8,977,168	—	—	8,977,168
Money Market Fund	23,387,535	—	—	23,387,535
Total Investments	$1,772,749,085	$83,696,643	$—	$1,856,445,728
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$24,899,411	$24,590,307
Long-term capital gains	1,318,443	19,449,590
Total	$26,217,854	$44,039,897
LVIP MFS Value Fund–14

LVIP MFS Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 28,244,861
Net unrealized appreciation	773,829,792
Distributable earnings/(accumulated loss)	$802,074,653
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	4,315,807	2,597,060
Service Class	3,096,722	2,228,722
Shares reinvested:
Standard Class	246,179	389,148
Service Class	316,102	585,720
	7,974,810	5,800,650
Shares redeemed:
Standard Class	(3,187,324)	(1,944,831)
Service Class	(3,057,908)	(3,235,416)
	(6,245,232)	(5,180,247)
Net increase	1,729,578	620,403
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP MFS Value Fund–15

LVIP MFS Value Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP MFS Value Fund–17

LVIP MFS Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was equal to the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP MFS Value Fund–18

LVIP MFS Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for one-, three-, five- and ten-year periods. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, as well as the fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP MFS Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS Value Fund–24

LVIP Mondrian International Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Mondrian International Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned (4.97%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 7.82%.
After a sharp fall in 1Q 2020, international equity markets ended the year up almost 8%. Asia Pacific markets led the way in controlling the spread of COVID-19. All major developed market international currencies appreciated against the US dollar.
Further central bank easing created a very tough period for value-focused investors. Fund returns lagged the benchmark. Returns from the MSCI EAFE Growth Index have now exceeded the MSCI EAFE Value Index by 21% in the last twelve months and by 6% annualized over the last five years.
European markets lagged as the COVID-19 pandemic led to widespread shutdowns across the region. The underweight position in the strong Dutch market and the overweight position in the weak UK market weighed on relative returns. The UK market was held back by the high weighting to the weak energy and financials sectors, and uncertainty about Brexit negotiations.
The positive effect of the exposure to Taiwan more than offset the overweight position in Singapore. The Japanese equity market was relatively strong over the period, helped by strong corporate balance sheets and resilient dividends.
Stock selection in the UK and Denmark held back relative returns. Lloyds, the UK retail bank, declined alongside many European banks amid concerns over an anticipated severe recession. Our analysis indicates capital levels at Lloyds are robust and the skew of outcomes looks very attractive.
In Japan, the Fund benefitted from exposure to companies with overcapitalized net cash balance sheets. Fujitsu, the IT services company, was able to announce further share buybacks and a dividend increase in the first quarter of 2020 at a time when many other companies globally were worrying about potential dividend cuts. Relative returns were held back, however, by the position in Coca-Cola Bottlers Japan, as its higher-margin vending machine channel was negatively impacted by COVID-19 shutdowns. Despite the short-term challenges facing the company, it should be well-placed to benefit from a reopening of Japan’s economy. In Hong Kong, CK Hutchison was particularly weak as the virus impacted health and beauty retail, ports and telecoms.
The positive impact of the lack of exposure to the real estate sector and the overweight position in the strong IT sector was more than offset by the overweight position in the weak energy sector, which suffered from the unprecedented demand shock as a result of COVID-19 shutdowns.
The Fund benefitted from strong stock selection in the utilities sector, but this was more than offset by stock selection in the financials and communication services sectors.
All major international currencies appreciated against the US dollar. The overweight exposure to the pegged Hong Kong dollar held back relative returns.
Portfolio Managers:
Mondrian Investment Partners Limited:	Alex Simcox
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,060. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,095. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	- 4.97%
Five Years	+ 4.65%
Ten Years	+ 4.18%
Service Class Shares
One Year	- 5.21%
Five Years	+ 4.39%
Ten Years	+ 3.92%

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund
2020 Annual Report Commentary (unaudited) (continued)
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,186.30	0.78%	$4.29
Service Class Shares	1,000.00	1,184.70	1.03%	5.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.78%	$3.96
Service Class Shares	1,000.00	1,020.00	1.03%	5.23

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	99.49%
Australia	0.89%
Denmark	1.15%
France	7.44%
Germany	8.87%
Hong Kong	8.62%
Italy	4.31%
Japan	28.43%
Netherlands	3.06%
Singapore	3.74%
Spain	4.43%
Sweden	2.24%
Switzerland	4.97%
Taiwan	2.94%
United Kingdom	18.40%
Total Investments	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.54%
Auto Components	5.63%
Automobiles	3.07%
Banks	9.47%
Beverages	1.26%
Building Products	2.89%
Chemicals	2.45%
Commercial Services & Supplies	1.15%
Diversified Telecommunication Services	5.01%
Electric Utilities	5.90%
Electrical Equipment	4.27%
Electronic Equipment, Instruments & Components	2.90%
Food & Staples Retailing	2.61%
Food Products	2.53%
Gas Utilities	1.53%
Household Durables	4.23%
Industrial Conglomerates	4.41%
Insurance	6.52%
IT Services	1.55%
Media	2.34%
Oil, Gas & Consumable Fuels	6.53%
Pharmaceuticals	12.13%
Semiconductors & Semiconductor Equipment	2.94%
Specialty Retail	2.18%
Technology Hardware, Storage & Peripherals	2.74%
Trading Companies & Distributors	1.03%
Wireless Telecommunication Services	1.68%
Total	99.49%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Continental	3.53%
SSE	3.33%
CK Hutchison Holdings	2.97%
Banco Santander	2.91%
Royal Dutch Shell Class B	2.91%
Kyocera	2.90%
Allianz	2.89%
Cie de Saint-Gobain	2.89%
United Overseas Bank	2.81%
Honda Motor	2.80%
Total	29.94%

IT–Information Technology
LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.49%
Australia–0.89%
QBE Insurance Group	1,294,165	$ 8,435,917
		8,435,917
Denmark–1.15%
†ISS	631,691	10,866,105
		10,866,105
France–7.44%
†Cie de Saint-Gobain	592,635	27,256,692
†Dassault Aviation	4,716	5,135,361
Sanofi	267,902	25,965,868
†Societe Generale	570,788	11,865,887
		70,223,808
Germany–8.87%
Allianz	111,283	27,339,211
Continental	223,829	33,313,631
Evonik Industries	707,049	23,109,562
		83,762,404
Hong Kong–8.62%
China Mobile	2,790,500	15,907,101
CK Hutchison Holdings	4,016,500	28,042,522
Jardine Matheson Holdings	242,700	13,576,182
WH Group	28,496,500	23,895,796
		81,421,601
Italy–4.31%
Enel	2,389,508	24,312,593
Eni	1,565,234	16,340,587
		40,653,180
Japan–28.43%
Coca-Cola Bottlers Japan Holdings	763,800	11,930,776
FUJIFILM Holdings	490,700	25,885,405
Fujitsu	101,500	14,670,344
Honda Motor	936,800	26,433,008
Isuzu Motors	272,600	2,595,052
Kyocera	445,800	27,362,493
Mitsubishi Electric	1,326,700	20,051,271
Nippon Telegraph & Telephone	680,100	17,450,672
Otsuka Holdings	438,300	18,779,580
Sekisui Chemical	951,800	18,047,387
Sony	217,300	21,896,886
Takeda Pharmaceutical	706,100	25,553,304
Tokio Marine Holdings	348,500	17,955,262
Toyota Industries	249,700	19,838,927
		268,450,367
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Netherlands–3.06%
Koninklijke Ahold Delhaize	51,281	$ 1,446,705
Royal Dutch Shell Class B	1,619,610	27,450,301
		28,897,006
Singapore–3.74%
Singapore Telecommunications	4,986,100	8,706,430
United Overseas Bank	1,558,381	26,561,681
		35,268,111
Spain–4.43%
†Banco Santander	8,809,700	27,471,629
Naturgy Energy Group	619,113	14,396,925
		41,868,554
Sweden–2.24%
Telia	5,132,390	21,196,017
		21,196,017
Switzerland–4.97%
ABB	721,895	20,248,566
Novartis	200,456	18,874,513
Zurich Insurance Group	18,631	7,851,493
		46,974,572
Taiwan–2.94%
Taiwan Semiconductor Manufacturing	969,000	18,331,020
Taiwan Semiconductor Manufacturing ADR	86,854	9,470,560
		27,801,580
United Kingdom–18.40%
BP	5,170,982	17,843,724
GlaxoSmithKline	1,386,358	25,367,524
†Kingfisher	5,560,727	20,547,667
†Lloyds Banking Group	47,264,988	23,564,337
SSE	1,533,477	31,410,484
Tesco	7,345,155	23,179,594
†Travis Perkins	526,335	9,690,202
WPP	2,040,764	22,113,696
		173,717,228
Total Common Stock (Cost $853,782,657)		939,536,450

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.49% (Cost $853,782,657)	$939,536,450
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.51%	4,853,152
NET ASSETS APPLICABLE TO 61,577,539 SHARES OUTSTANDING–100.00%	$944,389,602
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($655,154,875 / 42,706,918 Shares)	$15.341
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($289,234,727 / 18,870,621 Shares)	$15.327
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$926,956,054
Distributable earnings/(accumulated loss)	17,433,548
TOTAL NET ASSETS	$944,389,602

† Non-income producing.
★ Includes $479,500 payable for fund shares redeemed, $78,988 other accrued expenses payable, $642,661 due to manager and affiliates and $1,890,510 due to custodian as of December 31, 2020.

The following foreign currency exchange contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	JPY	(78,592,049)	USD	762,193	1/5/21	$ 996	$—
NT	SEK	(1,564,841)	USD	191,104	1/4/21	896	—
Total Foreign Currency Exchange Contracts						$1,892	$—
[1] See Note 7 in Notes to Financial Statements.

Summary of Abbreviations:
ADR–American Depositary Receipt
BCLY–Barclays Bank
JPY–Japanese Yen
NT–Northern Trust
SEK–Swedish Krona
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 30,972,242
Foreign taxes withheld	(2,478,666)
28,493,576
EXPENSES:
Management fees	6,274,943
Distribution fees-Service Class	650,803
Shareholder servicing fees	259,789
Accounting and administration expenses	176,321
Custodian fees	83,252
Reports and statements to shareholders	80,866
Professional fees	40,358
Pricing fees	28,573
Trustees’ fees and expenses	22,473
Consulting fees	3,180
Other	18,286
Total operating expenses	7,638,844
NET INVESTMENT INCOME	20,854,732
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(51,877,688)
Foreign currencies	46,762
Foreign currency exchange contracts	3,522
Net realized loss	(51,827,404)
Net change in unrealized appreciation (depreciation) of:
Investments	(19,197,134)
Foreign currencies	343,726
Foreign currency exchange contracts	1,892
Net change in unrealized appreciation (depreciation)	(18,851,516)
NET REALIZED AND UNREALIZED LOSS	(70,678,920)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,824,188)
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 20,854,732	$ 33,880,108
Net realized gain (loss)	(51,827,404)	24,430,526
Net change in unrealized appreciation (depreciation)	(18,851,516)	116,577,304
Net increase (decrease) in net assets resulting from operations	(49,824,188)	174,887,938
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(30,905,244)	(43,740,626)
Service Class	(12,689,044)	(16,039,583)
	(43,594,288)	(59,780,209)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	98,434,170	59,286,783
Service Class	45,725,483	28,360,850
Reinvestment of dividends and distributions:
Standard Class	30,905,244	43,740,626
Service Class	12,689,044	16,039,583
	187,753,941	147,427,842
Cost of shares redeemed:
Standard Class	(172,217,485)	(144,963,662)
Service Class	(41,877,670)	(48,036,393)
	(214,095,155)	(193,000,055)
Decrease in net assets derived from capital share transactions	(26,341,214)	(45,572,213)
NET INCREASE (DECREASE) IN NET ASSETS	(119,759,690)	69,535,516
NET ASSETS:
Beginning of year	1,064,149,292	994,613,776
End of year	$ 944,389,602	$1,064,149,292
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 16.962	$ 15.218	$ 18.031	$ 15.381	$ 15.782
Income (loss) from investment operations:
Net investment income[1]	0.340	0.550	0.544	0.495	0.517
Net realized and unrealized gain (loss)	(1.243)	2.174	(2.578)	2.779	0.114
Total from investment operations	(0.903)	2.724	(2.034)	3.274	0.631
Less dividends and distributions from:
Net investment income	(0.343)	(0.624)	(0.558)	(0.593)	(0.470)
Net realized gain	(0.375)	(0.356)	(0.221)	(0.031)	(0.562)
Total dividends and distributions	(0.718)	(0.980)	(0.779)	(0.624)	(1.032)
Net asset value, end of period	$ 15.341	$ 16.962	$ 15.218	$ 18.031	$ 15.381
Total return[2]	(4.97%)	18.17%	(11.42%)	21.34%	4.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$655,155	$768,883	$ 726,792	$893,651	$838,576
Ratio of expenses to average net assets	0.78%	0.76%	0.76%	0.75%	0.73%
Ratio of net investment income to average net assets	2.40%	3.35%	3.08%	2.88%	3.28%
Portfolio turnover	22%	20%	19%	19%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 16.953	$ 15.212	$ 18.021	$ 15.375	$ 15.777
Income (loss) from investment operations:
Net investment income[1]	0.304	0.508	0.499	0.451	0.477
Net realized and unrealized gain (loss)	(1.247)	2.172	(2.574)	2.779	0.114
Total from investment operations	(0.943)	2.680	(2.075)	3.227	0.591
Less dividends and distributions from:
Net investment income	(0.308)	(0.583)	(0.513)	(0.550)	(0.431)
Net realized gain	(0.375)	(0.356)	(0.221)	(0.031)	(0.562)
Total dividends and distributions	(0.683)	(0.939)	(0.734)	(0.581)	(0.993)
Net asset value, end of period	$ 15.327	$ 16.953	$ 15.212	$ 18.021	$ 15.375
Total return[2]	(5.21%)	17.88%	(11.64%)	21.04%	3.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$289,235	$295,266	$ 267,822	$316,262	$302,137
Ratio of expenses to average net assets	1.03%	1.01%	1.01%	1.00%	0.98%
Ratio of net investment income to average net assets	2.15%	3.10%	2.83%	2.63%	3.03%
Portfolio turnover	22%	20%	19%	19%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$55,876
Legal	9,893
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $71,974 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$556,742
Distribution fees payable to LFD	61,547
Printing and mailing fees payable to Lincoln Life	1,147
Shareholder servicing fees payable to Lincoln Life	23,225
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$196,598,339
Sales	244,074,132
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$883,335,996
Aggregate unrealized appreciation of investments and derivatives	$153,633,475
Aggregate unrealized depreciation of investments and derivatives	(97,434,017)
Net unrealized appreciation of investments and derivatives	$ 56,199,458
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 8,435,917	$—	$ 8,435,917
Denmark	—	10,866,105	—	10,866,105
France	—	70,223,808	—	70,223,808
Germany	—	83,762,404	—	83,762,404
Hong Kong	—	81,421,601	—	81,421,601
Italy	—	40,653,180	—	40,653,180
Japan	—	268,450,367	—	268,450,367
Netherlands	—	28,897,006	—	28,897,006
Singapore	—	35,268,111	—	35,268,111
Spain	—	41,868,554	—	41,868,554
Sweden	—	21,196,017	—	21,196,017
Switzerland	—	46,974,572	—	46,974,572
Taiwan	9,470,560	18,331,020	—	27,801,580
United Kingdom	—	173,717,228	—	173,717,228
Total Investments	$9,470,560	$930,065,890	$—	$939,536,450
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$1,892	$—	$1,892
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, the majority of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts and tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$20,350,548	$39,169,184
Long-term capital gains	23,243,740	20,611,025
Total	$43,594,288	$59,780,209
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 6,883,104
Capital loss carryforward	(45,974,660)
Other temporary differences	1
Net unrealized appreciation	56,525,103
Distributable earnings/(accumulated loss)	$ 17,433,548
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,725,398	$43,249,262	$45,974,660
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	7,726,110	3,712,767
Service Class	3,447,422	1,744,158
Shares reinvested:
Standard Class	2,158,898	2,651,034
Service Class	889,176	973,481
	14,221,606	9,081,440
Shares redeemed:
Standard Class	(12,507,369)	(8,793,646)
Service Class	(2,882,665)	(2,906,813)
	(15,390,034)	(11,700,459)
Net decrease	(1,168,428)	(2,619,019)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts facilitate or expedite the settlement of portfolio transactions.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$1,892	Receivables and other assets net of liabilities	$—
LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$3,522	$1,892
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$133,925
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian International Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Mondrian International Value Fund–18

LVIP Mondrian International Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the LVIP Mondrian International Value Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Mondrian International Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-, three-, five- and ten-year periods. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified with respect to Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Mondrian International Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Mondrian International Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Mondrian International Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian International Value Fund–24

LVIP Multi-Manager Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Multi-Manager Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 15.47% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned 15.65% and its broad-based benchmark index, the S&P 500® Index2, returned 18.40%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
This Fund utilizes a volatility management overlay and invests in global equities. The Fund has exposure to both growth and value factors through allocations to multiple strategies. During the calendar year 2020, exposure to developed international and value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
LVIP Multi-Manager Global Equity Managed Volatility Fund
Growth of $10,000 invested 5/1/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,114 for the Standard Class shares and to $14,765 for the Service Class shares. For comparison, look at how the LVIP Multi-Manager Global Equity Composite and S&P 500® Index did from 5/1/14 through 12/31/20. The same $10,000 investment would have increased to $19,066 and $22,819, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 15.47%
Five Years	+ 10.15%
Inception (5/1/14)	+ 6.39%
Service Class Shares
One Year	+ 15.07%
Five Years	+ 9.76%
Inception (5/1/14)	+ 6.02%
1. The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,248.70	0.21%	$1.19
Service Class Shares	1,000.00	1,246.50	0.56%	3.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.01%
Investment Companies	95.01%
Equity Fund	38.02%
International Equity Funds	56.99%
Unaffiliated Investment	4.99%
Investment Company	4.99%
Money Market Fund	4.99%
Total Investments	100.00%
Receivables and Other Assets Net of Liabilities	0.00%
Total Net Assets	100.00%
LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.01%
INVESTMENT COMPANIES–95.01%
Equity Fund–38.02%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	2,413,914	$ 39,513,360
		39,513,360
International Equity Funds–56.99%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Dimensional International Core Equity Fund	865,503	9,987,039
LVIP Loomis Sayles Global Growth Fund	2,498,756	39,317,932
LVIP SSGA Developed International 150 Fund	1,302,282	9,936,411
		59,241,382
Total Affiliated Investments (Cost $76,472,237)		98,754,742
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.99%
INVESTMENT COMPANY–4.99%
Money Market Fund–4.99%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	5,188,673	$ 5,188,673
Total Unaffiliated Investment (Cost $5,188,673)		5,188,673

TOTAL INVESTMENTS–100.00% (Cost $81,660,910)	103,943,415
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.00%	396
NET ASSETS APPLICABLE TO 8,506,605 SHARES OUTSTANDING–100.00%	$103,943,811

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
4	British Pound	$ 341,475	$ 334,498	3/15/21	$ 6,977	$ —
3	Euro	459,225	455,498	3/15/21	3,727	—
3	Japanese Yen	363,338	360,777	3/15/21	2,561	—
					13,265	—
Equity Contracts:
6	E-mini MSCI Emerging Markets Index	386,460	375,554	3/19/21	10,906	—
3	E-mini Russell 2000 Index	296,220	285,239	3/19/21	10,981	—
13	E-mini S&P 500 Index	2,436,720	2,381,759	3/19/21	54,961	—
2	E-mini S&P MidCap 400 Index	460,700	447,742	3/19/21	12,958	—
12	Euro STOXX 50 Index	520,423	513,806	3/19/21	6,617	—
3	FTSE 100 Index	263,381	266,380	3/19/21	—	(2,999)
1	Nikkei 225 Index (OSE)	265,750	254,811	3/11/21	10,939	—
					107,362	(2,999)
Total Futures Contracts					$120,627	$(2,999)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$ 98,754,742
Unaffiliated investments, at value	5,188,673
Cash collateral held at broker for futures contracts	370,321
Receivable for fund shares sold	250,740
Variation margin due from broker on futures contracts	18,746
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	18,524
Prepaid expenses	300
Dividends and interest receivable	108
TOTAL ASSETS	104,602,154
LIABILITIES:
Payable for securities purchased	509,915
Payable for fund shares redeemed	61,518
Due to manager and affiliates	51,832
Other accrued expenses payable	35,078
TOTAL LIABILITIES	658,343
TOTAL NET ASSETS	$103,943,811
Affiliated investments, at cost	$ 76,472,237
Unaffiliated investments, at cost	5,188,673
Standard Class:
Net Assets	$ 3,236,371
Shares Outstanding	264,500
Net Asset Value Per Share	$ 12.236
Service Class:
Net Assets	$100,707,440
Shares Outstanding	8,242,105
Net Asset Value Per Share	$ 12.219
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 86,460,654
Distributable earnings/(accumulated loss)	17,483,157
TOTAL NET ASSETS	$103,943,811
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 933,071
Dividends from unaffiliated investments	9,818
942,889
EXPENSES:
Distribution fees-Service Class	280,255
Management fees	207,064
Accounting and administration expenses	73,229
Professional fees	35,127
Shareholder servicing fees	24,020
Reports and statements to shareholders	6,982
Custodian fees	4,837
Consulting fees	3,008
Trustees’ fees and expenses	2,008
Pricing fees	825
Other	2,737
640,092
Less:
Management fees waived	(5,707)
Expenses reimbursed	(177,620)
Total operating expenses	456,765
NET INVESTMENT INCOME	486,124
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	257,147
Distributions from affiliated investment companies	1,584,020
Futures contracts	(1,916,248)
Net realized loss	(75,081)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	12,906,907
Foreign currencies	(1,778)
Futures contracts	57,995
Net change in unrealized appreciation (depreciation)	12,963,124
NET REALIZED AND UNREALIZED GAIN	12,888,043
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,374,167
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 486,124	$ 533,581
Net realized loss	(75,081)	(3,805,777)
Net change in unrealized appreciation (depreciation)	12,963,124	17,500,799
Net increase in net assets resulting from operations	13,374,167	14,228,603
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(66,408)	(40,756)
Service Class	(1,748,656)	(921,932)
	(1,815,064)	(962,688)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	104,665	140,950
Service Class	17,549,704	8,681,502
Reinvestment of dividends and distributions:
Standard Class	66,408	40,756
Service Class	1,748,656	921,932
	19,469,433	9,785,140
Cost of shares redeemed:
Standard Class	(157,196)	(76,629)
Service Class	(11,864,308)	(11,783,980)
	(12,021,504)	(11,860,609)
Increase (decrease) in net assets derived from capital share transactions	7,447,929	(2,075,469)
NET INCREASE IN NET ASSETS	19,007,032	11,190,446
NET ASSETS:
Beginning of year	84,936,779	73,746,333
End of year	$103,943,811	$ 84,936,779
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.826	$ 9.175	$ 11.106	$ 9.404	$ 9.018
Income (loss) from investment operations:
Net investment income[3]	0.097	0.101	0.116	0.152	0.139
Net realized and unrealized gain (loss)	1.568	1.706	(1.027)	1.787	0.393
Total from investment operations	1.665	1.807	(0.911)	1.939	0.532
Less dividends and distributions from:
Net investment income	(0.255)	(0.077)	(0.109)	(0.176)	(0.146)
Net realized gain	—	(0.079)	(0.911)	(0.061)	—
Total dividends and distributions	(0.255)	(0.156)	(1.020)	(0.237)	(0.146)
Net asset value, end of period	$ 12.236	$ 10.826	$ 9.175	$ 11.106	$ 9.404
Total return[4]	15.47%	19.77%	(8.22%)	20.61%	5.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,236	$ 2,859	$ 2,329	$ 3,078	$ 2,411
Ratio of expenses to average net assets[5]	0.21%	0.22%	0.26%	0.34%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.43%	0.42%	0.40%	0.42%	0.47%
Ratio of net investment income to average net assets	0.93%	1.00%	1.04%	1.47%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.71%	0.80%	0.90%	1.39%	1.42%
Portfolio turnover	17%	13%	103%	10%	19%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.818	$ 9.170	$ 11.103	$ 9.405	$ 9.020
Income (loss) from investment operations:
Net investment income[3]	0.060	0.065	0.077	0.116	0.108
Net realized and unrealized gain (loss)	1.561	1.703	(1.024)	1.783	0.392
Total from investment operations	1.621	1.768	(0.947)	1.899	0.500
Less dividends and distributions from:
Net investment income	(0.220)	(0.041)	(0.075)	(0.140)	(0.115)
Net realized gain	—	(0.079)	(0.911)	(0.061)	—
Total dividends and distributions	(0.220)	(0.120)	(0.986)	(0.201)	(0.115)
Net asset value, end of period	$ 12.219	$ 10.818	$ 9.170	$ 11.103	$ 9.405
Total return[4]	15.07%	19.35%	(8.55%)	20.18%	5.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$100,707	$ 82,078	$ 71,417	$ 61,100	$42,961
Ratio of expenses to average net assets[5]	0.56%	0.57%	0.61%	0.69%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.78%	0.77%	0.75%	0.77%	0.82%
Ratio of net investment income to average net assets	0.58%	0.65%	0.69%	1.12%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.36%	0.45%	0.55%	1.04%	1.07%
Portfolio turnover	17%	13%	103%	10%	19%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.21% of average daily net assets for the Standard Class and 0.56% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2021 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.22% the Fund’s average daily net assets for the Standard Class and 0.57% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 121,583	$ 177,620	$ 299,203
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$5,026
Legal	889
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,400 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$18,524
Management fees payable to LIAC	20,463
Distribution fees payable to LFD	28,896
Shareholder servicing fees payable to Lincoln Life	2,473
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.01%@
Equity Fund-38.02%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$32,383,773	$ 6,539,302	$ 4,237,022	$ 81,906	$ 4,745,401	$39,513,360	2,413,914	$456,454	$ —
International Equity Funds-56.99%@
✧✧LVIP Dimensional International Core Equity Fund	8,069,655	2,304,656	961,933	(174,278)	748,939	9,987,039	865,503	152,055	—
✧✧LVIP Loomis Sayles Global Growth Fund	32,351,996	6,489,735	7,505,957	737,151	7,245,007	39,317,932	2,498,756	92,294	1,584,020
✧✧LVIP SSGA Developed International 150 Fund	7,965,714	3,152,702	961,933	(387,632)	167,560	9,936,411	1,302,282	232,268	—
Total	$80,771,138	$18,486,395	$13,666,845	$ 257,147	$12,906,907	$98,754,742		$933,071	$1,584,020

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$18,486,395
Sales	13,666,845
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$82,934,600
Aggregate unrealized appreciation of investments and derivatives	$21,492,617
Aggregate unrealized depreciation of investments and derivatives	(472,862)
Net unrealized appreciation of investments and derivatives	$21,019,755
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$ 98,754,742	$—	$—	$ 98,754,742
Unaffiliated Investment Company	5,188,673	—	—	5,188,673
Total Investments	$103,943,415	$—	$—	$103,943,415
Derivatives:
Assets:
Futures Contracts	$ 120,627	$—	$—	$ 120,627
Liabilities:
Futures Contract	$ (2,999)	$—	$—	$ (2,999)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$1,815,064	$962,688
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 623,028
Capital loss carryforward	(4,148,595)
Other temporary differences	(10,941)
Net unrealized appreciation	21,019,665
Distributable earnings/(accumulated loss)	$17,483,157
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to net operating losses.
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,292	$(2,292)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,280,476	$1,868,119	$4,148,595
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	10,020	13,851
Service Class	1,614,225	871,753
Shares reinvested:
Standard Class	5,608	3,907
Service Class	148,350	89,746
	1,778,203	979,257
Shares redeemed:
Standard Class	(15,196)	(7,528)
Service Class	(1,107,504)	(1,162,382)
	(1,122,700)	(1,169,910)
Net increase (decrease)	655,503	(190,653)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$107,362	Variation margin due from broker on futures contracts	$(2,999)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	13,265	Variation margin due from broker on futures contracts	—
Total		$120,627		$(2,999)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,208,742)	$47,120
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	292,494	10,875
Total		$(1,916,248)	$57,995
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,403,841	$7,854,663
LVIP Multi-Manager Global Equity Managed Volatility Fund–16

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP Multi-Manager Global Equity Managed Volatility Fund–19

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP Multi-Manager Global Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar World Large Stock funds category and a custom index (LVIP Multi-Manager Global Equity Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Large Stock funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP Multi-Manager Global Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Multi-Manager Global Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Multi-Manager Global Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Multi-Manager Global Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Multi-Manager Global Equity Managed Volatility Fund–25

LVIP PIMCO Low Duration Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP PIMCO Low Duration Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Pacific Investment Management Company
The Fund returned 4.09% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the ICE Bank of America 1-3 Year US Treasury Index1, returned 3.10%.
Despite a challenging year in 2020, the year for financial markets has been extraordinary. The global pandemic was a black swan event that caused the biggest quarterly drop in global Gross domestic product (GDP) and increase in unemployment since the Great Depression. The drawdown in equity and credit markets was one of the fastest on record – the sharp turn in sentiment reverberated across markets as global equities fell, developed markets yields broadly declined, credit spreads widened, and the dollar strengthened.
We have gone – rather abruptly – from a late cycle environment in December 2019 to an early cycle environment in December 2020. While almost no one predicted how the pandemic would unfold its aftermath has left the global economy in a completely different place – global equities now higher than pre-pandemic levels, developed market yields set at near-zero or negative, credit spreads tightening back to levels at the start of the year, and a weaker dollar.
Interest rate strategies in the U.S. contributed to performance. A tactical short to U.K. duration during the first three quarters detracted from performance, but was more than offset by contribution from Australian and Canadian interest rate strategies. Within spread sectors, allocations to investment grade credit contributed to performance, especially within financials and industrials, as spreads tightened over the last three quarters. Tactical positioning within Treasury Inflation Protected Securities (TIPs) detracted from performance over the year.
Allocations to the securitized sector, especially non-Agency mortgage-backed securities (MBS), were additive. Within currency strategies, a tactical long to the Japanese yen contributed to performance on the back of a broadly weaker U.S. dollar, while a tactical short to the Australian dollar detracted from performance.
Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to interest rates was partly facilitated through the use of interest rate swaps, options, and futures. The Fund’s overall corporate exposure was partially obtained via the use of credit default swaps. Currency positioning was partly achieved through currency forward agreements.
While PIMCO recognizes the importance of transitioning from LIBOR to risk free rates, LIBOR related assets continue to be issued or traded in the primary and secondary markets and PIMCO continues to transact in these securities. PIMCO reviews the fallback language prior to purchasing new instruments that utilize LIBOR as a reference rate and gives consideration to potential valuation impacts.
PIMCO has been heavily engaged to understand the Fund impacts of a transition from LIBOR. We have an internal working group that has been organized to assess the impacts of a discontinuation of LIBOR indices on security holdings. The group includes representation from our global PM teams, Legal, Operations, Risk, and Analytics.
For existing securities, PIMCO specialist portfolio managers (PMs) have engaged in a review of fallback language and performed sensitivity analysis for LIBOR related securities. For new securities, specialist PMs will review and disclose fallback language to the broader PM team when recommending investments in new securities.
With respect to derivatives, as of October 23rd, 2020, ISDA launched the IBOR Fallbacks Supplement and IBOR Fallbacks Protocol that will have the effect of incorporating fallbacks into derivative contracts. PIMCO will consider adhering to the ISDA Protocol to amend the terms of legacy bilateral swap positions or negotiating fallback language into its derivative contracts on a bilateral basis.
Portfolio Managers:
Pacific Investment Management Company:	Jerome M. Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,571 for the Standard Class shares and to $11,381 for the Service Class shares. For comparison, look at how the ICE Bank of America 1-3 Year US Treasury Index did over the same period. The same $10,000 investment would have increased to $11,085. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 4.09%
Five Years	+ 2.58%
Inception (5/1/14)	+ 2.21%
Service Class Shares
One Year	+ 3.83%
Five Years	+ 2.32%
Inception (5/1/14)	+ 1.96%
1. The ICE Bank of America 1-3 Year US Treasury Index is a subset of the BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.
LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,011.00	0.54%	$2.73
Service Class Shares	1,000.00	1,009.60	0.79%	3.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.54%	$2.75
Service Class Shares	1,000.00	1,021.20	0.79%	4.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Security Type/Sector	Percentage of Net Assets
Agency Asset-Backed Security	0.10%
Agency Collateralized Mortgage Obligations	7.47%
Agency Commercial Mortgage-Backed Security	0.27%
Agency Obligations	10.06%
Corporate Bonds	50.03%
Aerospace & Defense	0.69%
Agriculture	0.96%
Airlines	0.44%
Auto Manufacturers	5.73%
Banks	16.00%
Building Materials	0.48%
Chemicals	0.48%
Commercial Services	0.62%
Computers	0.61%
Diversified Financial Services	7.70%
Electric	2.98%
Engineering & Construction	0.03%
Food	0.45%
Gas	0.06%
Health Care Services	0.46%
Holding Companies-Diversified	0.24%
Home Builders	0.12%
Insurance	1.06%
Media	0.99%
Oil & Gas	2.10%
Packaging & Containers	0.34%
Pharmaceuticals	2.01%
Pipelines	0.62%
Retail	0.16%
Savings & Loans	0.91%
Semiconductors	1.13%
Telecommunications	0.94%
Transportation	0.29%
Trucking & Leasing	1.43%
Municipal Bonds	0.68%
Non-Agency Asset-Backed Securities	12.43%
Non-Agency Collateralized Mortgage Obligations	4.56%
Non-Agency Commercial Mortgage-Backed Securities	3.27%
Sovereign Bonds	4.46%
U.S. Treasury Obligations	4.17%
Options Purchased	0.00%
Money Market Fund	0.38%
Security Type/Sector	Percentage of Net Assets
Short-Term Investments	1.43%
Total Investments	99.31%
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	22.21%
AAA	21.45%
AA	3.99%
A	23.37%
BBB	25.05%
BB	1.87%
Non-Rated	0.61%
Short-Term Investments	1.45%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets
December 31, 2020
	Principal Amount	Value (U.S. $)
AGENCY ASSET-BACKED SECURITY–0.10%
•SLC Student Loan Trust Series 2005-3 A3 0.34% (LIBOR03M + 0.12%) 6/15/29	861,202	$ 856,055
Total Agency Asset-Backed Security (Cost $858,798)		856,055
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–7.47%
Fannie Mae REMICs
•Series 2011-86 NF 0.70% (LIBOR01M + 0.55%) 9/25/41	1,474,042	1,493,761
Series 2013-6 JB 1.50% 2/25/43	9,187,606	9,326,706
•Series 2014-49 AF 0.47% (LIBOR01M + 0.32%) 8/25/44	661,092	658,540
•Series 2017-95 FA 0.50% (LIBOR01M + 0.35%) 11/25/47	3,684,951	3,683,406
•Series 2019-53 FA 0.55% (LIBOR01M + 0.40%) 9/25/49	4,403,842	4,406,598
•Series 2020-29 FC 0.95% (LIBOR01M + 0.80%) 5/25/50	4,780,905	4,862,130
Freddie Mac REMICs
• 0.55% (LIBOR01M + 0.40%) 12/15/38	5,990,089	5,980,847
1.50% 12/15/42	9,336,683	9,481,356
•Series 4347 WF 0.55% (LIBOR01M + 0.40%) 1/15/40	1,468,428	1,465,256
•Series 4367 GF 0.50% (LIBOR01M + 0.35%) 3/15/37	4,147,391	4,132,236
•Series 4419 AF 0.49% (LIBOR01M + 0.34%) 6/15/40	2,596,346	2,591,582
•Series 4730 WF 0.50% (LIBOR01M + 0.35%) 8/15/38	4,413,878	4,399,610
Series 4948 E 2.50% 10/25/48	923,189	943,427
Series 4950 A 2.50% 6/25/34	374,938	374,838
•Freddie Mac Strips
Series 328 F4 0.50% (LIBOR01M + 0.35%) 2/15/38	4,265,960	4,233,688
Series 330 F4 0.50% (LIBOR01M + 0.35%) 10/15/37	1,969,170	1,949,650
•GNMA
Series 2016-H11 F 0.94% (LIBOR01M + 0.80%) 5/20/66	2,302,779	2,337,731
	Principal Amount	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•GNMA (continued)
Series 2016-H17 FC 0.97% (LIBOR01M + 0.83%) 8/20/66	2,035,559	$ 2,070,316
Series 2016-H19 FA 0.92% (LIBOR01M + 0.78%) 9/20/66	1,922,595	1,950,232
Total Agency Collateralized Mortgage Obligations (Cost $65,550,015)		66,341,910
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.27%
•Fannie Mae-Aces Series 2017-M13 FA 0.55% (LIBOR01M + 0.40%) 10/25/24	2,364,535	2,367,497
Total Agency Commercial Mortgage-Backed Security (Cost $2,364,535)		2,367,497
AGENCY OBLIGATIONS–10.06%
Federal Home Loan Mortgage
0.65% 10/27/25	12,000,000	12,000,405
×0.69% 8/5/25	8,000,000	8,003,689
0.70% 8/19/25	15,000,000	15,012,872
0.77% 7/15/25	15,000,000	15,003,305
0.80% 10/27/26	9,000,000	8,980,250
Federal National Mortgage Association
0.65% 8/25/25	18,300,000	18,308,116
0.70% 7/30/25	7,000,000	7,006,591
0.88% 12/18/26	5,000,000	5,006,037
Total Agency Obligations (Cost $89,293,609)		89,321,265
CORPORATE BONDS–50.03%
Aerospace & Defense–0.69%
Boeing
2.13% 3/1/22	1,200,000	1,219,877
4.51% 5/1/23	4,500,000	4,863,467
		6,083,344
Agriculture–0.96%
BAT Capital 3.22% 8/15/24	908,000	983,005
Imperial Brands Finance
3.13% 7/26/24	5,500,000	5,889,275
3.75% 7/21/22	1,600,000	1,668,088
		8,540,368
Airlines–0.44%
♦Continental Airlines Pass Through Trust 5.98% 10/19/23	518,776	524,913
Delta Air Lines 3.63% 3/15/22	3,200,000	3,292,105
LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
♦Northwest Airlines Pass Through Trust 6.26% 5/20/23	60,945	$ 60,645
		3,877,663
Auto Manufacturers–5.73%
Daimler Finance North America
•1.12% (LIBOR03M + 0.90%) 2/15/22	8,500,000	8,563,949
3.35% 5/4/21	5,000,000	5,047,937
Ford Motor Credit
3.34% 3/18/21	1,100,000	1,102,750
4.25% 9/20/22	2,900,000	2,993,264
5.09% 1/7/21	2,300,000	2,300,000
General Motors Financial
•1.08% (LIBOR03M + 0.85%) 4/9/21	2,500,000	2,501,521
3.55% 7/8/22	1,400,000	1,460,106
4.20% 11/6/21	5,200,000	5,359,650
Hyundai Capital America
1.15% 11/10/22	5,000,000	5,005,359
•1.17% (LIBOR03M + 0.94%) 7/8/21	1,100,000	1,101,460
2.85% 11/1/22	2,800,000	2,901,539
Nissan Motor Acceptance
•0.87% (LIBOR03M + 0.65%) 7/13/22	600,000	595,487
•1.11% (LIBOR03M + 0.89%) 1/13/22	3,100,000	3,093,391
2.60% 9/28/22	200,000	205,207
3.65% 9/21/21	5,000,000	5,087,096
Volkswagen Group of America Finance 0.88% 11/22/23	3,500,000	3,519,451
		50,838,167
Banks–16.00%
Aozora Bank 3.81% 9/7/21	1,500,000	1,529,970
•Banco Santander Chile 1.42% (LIBOR03M + 1.20%) 11/28/21	2,000,000	2,001,057
Barclays
•1.60% (LIBOR03M + 1.38%) 5/16/24	5,500,000	5,574,140
μ4.34% 5/16/24	4,000,000	4,328,980
•Citigroup 1.66% (LIBOR03M + 1.43%) 9/1/23	8,000,000	8,136,866
Credit Suisse Group Funding Guernsey 3.45% 4/16/21	4,000,000	4,036,647
Danske Bank
μ1.17% 12/8/23	980,000	984,375
•1.28% (LIBOR03M + 1.06%) 9/12/23	5,000,000	5,013,598
•First Abu Dhabi Bank PJSC 1.18% (LIBOR03M + 0.95%) 4/16/22	2,000,000	2,008,000
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group
μ2.88% 10/31/22	3,250,000	$ 3,315,902
3.00% 4/26/22	3,100,000	3,125,134
HSBC Holdings
•1.22% (LIBOR03M + 1.00%) 5/18/24	1,768,000	1,779,722
•1.45% (LIBOR03M + 1.23%) 3/11/25	1,350,000	1,367,247
μ3.26% 3/13/23	3,100,000	3,203,915
μ3.95% 5/18/24	1,000,000	1,078,602
JPMorgan Chase & Co.
μ3.21% 4/1/23	2,200,000	2,281,334
•3.68% (LIBOR03M + 3.47%) 4/30/21	2,787,000	2,761,600
Lloyds Banking Group
μ2.86% 3/17/23	2,600,000	2,671,905
4.05% 8/16/23	6,500,000	7,103,065
Mitsubishi UFJ Financial Group
1.41% 7/17/25	4,000,000	4,108,469
2.62% 7/18/22	4,896,000	5,061,022
3.76% 7/26/23	6,000,000	6,504,483
Mizuho Financial Group
•0.84% (LIBOR03M + 0.61%) 9/8/24	3,000,000	2,999,161
•0.84% (LIBOR03M + 0.63%) 5/25/24	1,000,000	1,001,738
•1.07% (LIBOR03M + 0.85%) 9/13/23	4,100,000	4,122,525
μ1.24% 7/10/24	2,300,000	2,338,014
μNatwest Group
3.50% 5/15/23	5,000,000	5,191,100
4.52% 6/25/24	4,200,000	4,585,316
QNB Finance
•1.21% (LIBOR03M + 1.00%) 5/2/22	3,800,000	3,810,381
•1.57% (LIBOR03M + 1.35%) 5/31/21	2,000,000	2,005,703
2.13% 9/7/21	3,500,000	3,534,654
μSociete Generale 1.49% 12/14/26	5,600,000	5,644,481
μStandard Chartered
1.32% 10/14/23	1,800,000	1,818,180
2.74% 9/10/22	7,000,000	7,099,336
Sumitomo Mitsui Financial Group
1.47% 7/8/25	2,500,000	2,559,812
2.78% 10/18/22	6,000,000	6,252,771
2.85% 1/11/22	3,000,000	3,075,150
μUBS Group 1.01% 7/30/24	1,800,000	1,817,282
μWells Fargo & Co. 1.65% 6/2/24	6,000,000	6,163,725
		141,995,362

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials–0.48%
Carrier Global 2.24% 2/15/25	4,000,000	$ 4,234,916
		4,234,916
Chemicals–0.48%
Nutrition & Biosciences 1.23% 10/1/25	4,200,000	4,243,655
		4,243,655
Commercial Services–0.62%
Central Nippon Expressway
2.24% 2/16/21	500,000	501,100
2.29% 4/23/21	2,000,000	2,010,696
Equifax 3.60% 8/15/21	2,900,000	2,954,025
		5,465,821
Computers–0.61%
Dell International 5.45% 6/15/23	4,900,000	5,419,188
		5,419,188
Diversified Financial Services–7.70%
AerCap Ireland Capital
3.95% 2/1/22	1,100,000	1,131,071
5.00% 10/1/21	2,300,000	2,367,517
Air Lease
2.50% 3/1/21	3,000,000	3,009,137
4.25% 2/1/24	5,200,000	5,642,483
Aircastle 5.50% 2/15/22	1,900,000	1,978,799
Ally Financial 1.45% 10/2/23	4,500,000	4,593,367
Aviation Capital Group 2.88% 1/20/22	6,100,000	6,176,559
Avolon Holdings Funding 2.88% 2/15/25	4,700,000	4,791,557
BGC Partners 5.13% 5/27/21	5,200,000	5,259,185
BOC Aviation
•1.26% (LIBOR03M + 1.05%) 5/2/21	1,500,000	1,497,150
2.38% 9/15/21	750,000	753,075
3.00% 5/23/22	4,000,000	4,083,895
Cantor Fitzgerald 6.50% 6/17/22	1,000,000	1,080,463
International Lease Finance 5.88% 8/15/22	800,000	864,375
LeasePlan 2.88% 10/24/24	5,000,000	5,282,370
Mitsubishi UFJ Lease & Finance 2.65% 9/19/22	6,700,000	6,900,963
Nomura Holdings
1.85% 7/16/25	6,300,000	6,569,581
2.65% 1/16/25	2,300,000	2,455,874
ORIX 2.90% 7/18/22	2,000,000	2,072,810
Park Aerospace Holdings
3.63% 3/15/21	100,000	100,270
4.50% 3/15/23	1,700,000	1,781,357
		68,391,858
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Electric–2.98%
AES 1.38% 1/15/26	5,200,000	$ 5,245,192
Exelon 2.45% 4/15/21	1,300,000	1,305,098
FirstEnergy 2.85% 7/15/22	3,030,000	3,079,554
Israel Electric 5.00% 11/12/24	4,000,000	4,514,240
Pacific Gas and Electric
•1.70% (LIBOR03M + 1.48%) 6/16/22	1,400,000	1,400,425
1.75% 6/16/22	5,400,000	5,415,190
2.10% 8/1/27	1,300,000	1,319,177
2.95% 3/1/26	200,000	211,452
3.25% 6/15/23	100,000	104,348
3.40% 8/15/24	500,000	532,264
3.75% 2/15/24	100,000	106,642
3.85% 11/15/23	200,000	212,587
Southern 2.35% 7/1/21	3,000,000	3,023,570
		26,469,739
Engineering & Construction–0.03%
Heathrow Funding 4.88% 7/15/23	300,000	305,795
		305,795
Food–0.45%
McCormick & Co. 2.70% 8/15/22	900,000	931,704
Mondelez International Holdings Netherlands 2.00% 10/28/21	3,000,000	3,036,978
		3,968,682
Gas–0.06%
^British Transco International Finance 0.00% 11/4/21	520,000	516,532
		516,532
Health Care Services–0.46%
CommonSpirit Health 1.55% 10/1/25	4,000,000	4,107,858
		4,107,858
Holding Companies-Diversified–0.24%
CK Hutchison International 19 3.25% 4/11/24	2,000,000	2,137,656
		2,137,656
Home Builders–0.12%
DR Horton 4.38% 9/15/22	1,000,000	1,054,645
		1,054,645
Insurance–1.06%
•Assurant 1.50% (LIBOR03M + 1.25%) 3/26/21	367,000	367,005

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
•Athene Global Funding 1.47% (LIBOR03M + 1.23%) 7/1/22	9,000,000	$ 9,066,777
		9,433,782
Media–0.99%
Charter Communications Operating
4.46% 7/23/22	2,000,000	2,108,428
4.50% 2/1/24	3,000,000	3,327,105
TWDC Enterprises 18 2.76% 10/7/24	4,000,000	3,354,891
		8,790,424
Oil & Gas–2.10%
BG Energy Capital 4.00% 10/15/21	3,000,000	3,079,950
•Occidental Petroleum 1.67% (LIBOR03M + 1.45%) 8/15/22	5,000,000	4,900,000
•Valero Energy 1.37% (LIBOR03M + 1.15%) 9/15/23	4,400,000	4,411,215
Woodside Finance
3.65% 3/5/25	800,000	862,328
4.60% 5/10/21	5,400,000	5,421,058
		18,674,551
Packaging & Containers–0.34%
Berry Global 1.57% 1/15/26	3,000,000	3,025,980
		3,025,980
Pharmaceuticals–2.01%
AbbVie
•0.56% (LIBOR03M + 0.35%) 5/21/21	1,100,000	1,101,061
2.30% 11/21/22	7,400,000	7,671,681
5.00% 12/15/21	5,400,000	5,574,785
Bayer US Finance 3.00% 10/8/21	1,200,000	1,220,435
Bristol-Myers Squibb 3.20% 6/15/26	600,000	674,897
CVS Health 3.35% 3/9/21	1,594,000	1,602,740
		17,845,599
Pipelines–0.62%
Energy Transfer Operating 4.25% 3/15/23	1,700,000	1,806,403
Sabine Pass Liquefaction 6.25% 3/15/22	3,500,000	3,683,485
		5,489,888
Retail–0.16%
AutoNation 3.35% 1/15/21	1,400,000	1,400,792
		1,400,792
	Principal Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Savings & Loans–0.91%
Nationwide Building Society
2.00% 1/27/23	5,400,000	$ 5,571,791
2.45% 7/27/21	2,500,000	2,530,260
		8,102,051
Semiconductors–1.13%
Broadcom 3.46% 9/15/26	6,253,000	6,936,368
NXP
4.63% 6/1/23	1,000,000	1,092,963
4.88% 3/1/24	1,800,000	2,029,972
		10,059,303
Telecommunications–0.94%
Crown Castle Towers 3.22% 5/15/42	2,200,000	2,223,344
Sprint Spectrum 3.36% 3/20/23	362,812	366,223
T-Mobile USA 1.50% 2/15/26	5,600,000	5,733,672
		8,323,239
Transportation–0.29%
Kansas City Southern
3.00% 5/15/23	1,250,000	1,302,163
3.13% 6/1/26	1,200,000	1,314,469
		2,616,632
Trucking & Leasing–1.43%
•GATX 0.94% (LIBOR03M + 0.72%) 11/5/21	1,600,000	1,603,646
Penske Truck Leasing 3.45% 7/1/24	5,000,000	5,447,777
SMBC Aviation Capital Finance
2.65% 7/15/21	4,600,000	4,648,015
3.00% 7/15/22	1,000,000	1,026,298
		12,725,736
Total Corporate Bonds (Cost $432,784,259)		444,139,226
MUNICIPAL BONDS–0.68%
State of Hawaii Series GB 0.80% 10/1/24	3,000,000	3,039,960
University of California Series BG 0.88% 5/15/25	3,000,000	3,042,930
Total Municipal Bonds (Cost $6,008,435)		6,082,890
NON-AGENCY ASSET-BACKED SECURITIES–12.43%
•Accredited Mortgage Loan Trust Series 2004-3 2A2 1.35% (LIBOR01M + 1.20%) 10/25/34	10,089	10,165
•Amortizing Residential Collateral Trust Series 2004-1 A5 1.15% (LIBOR01M + 1.00%) 10/25/34	49,247	48,665

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Arbor Realty Collateralized Loan Obligation Series 2017-FL3 A 1.15% (LIBOR01M + 0.99%) 12/15/27	2,497,695	$ 2,480,862
•Arbor Realty Commercial Real Estate Notes Series 2019-FL1 A 1.31% (LIBOR01M + 1.15%) 5/15/37	1,100,000	1,096,157
•Asset Backed Securities Home Equity Loan Trust Series 2004-HE2 M1 0.97% (LIBOR01M + 0.83%) 4/25/34	2,025,537	1,974,980
•Atrium XII Series 12A AR 1.05% (LIBOR03M + 0.83%) 4/22/27	4,776,103	4,761,302
•Bear Stearns Asset Backed Securities I Trust Series 2005-AQ1 M3 1.27% (LIBOR01M + 1.13%) 3/25/35	1,104,000	1,089,612
•Bear Stearns Asset Backed Securities Trust Series 2003-2 A3 1.65% (LIBOR01M + 1.50%) 3/25/43	61,579	61,904
•BlueMountain CLO Series 2015-1A A1R 1.55% (LIBOR03M + 1.33%) 4/13/27	172,796	172,814
•CBAM Series 2017-3A A 1.45% (LIBOR03M + 1.23%) 10/17/29	2,500,000	2,500,060
•CWABS Asset-Backed Certificates Trust Series 2004-6 1A1 0.69% (LIBOR01M + 0.54%) 12/25/34	1,958,850	1,882,856
•Finance America Mortgage Loan Trust Series 2004-2 M1 0.97% (LIBOR01M + 0.83%) 8/25/34	453,972	448,588
Ford Auto Securitization Trust Series 2020-AA A2 0.89% 8/15/24	8,600,000	6,756,429
GMF Canada Leasing Trust Series 2020-1A A2 0.91% 7/20/23	6,000,000	4,721,612
•GoldenTree Loan Management EUR CLO 4 DAC Series 4A A 1.55% (EURIBOR03M + 1.55%) 7/20/31	3,700,000	4,547,854
	Principal Amount	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Jamestown CLO IV Series 2014-4A A1BR 0.93% (LIBOR03M + 0.69%) 7/15/26	185,843	$ 185,816
•LoanCore Issuer Series 2019-CRE2 A 1.29% (LIBOR01M + 1.13%) 5/15/36	2,100,000	2,068,238
•MF1 Multifamily Housing Mortgage Loan Trust Series 2020-FL4 A 1.86% (LIBOR01M + 1.70%) 11/15/35	2,700,000	2,704,361
Navient Private Education Loan Trust
•Series 2015-AA A2B 1.36% (LIBOR01M + 1.20%) 12/15/28	845,268	850,746
Series 2020-IA A1A 1.33% 4/15/69	3,500,000	3,501,930
Navient Private Education Refi Loan Trust
Series 2020-A A2A 2.46% 11/15/68	3,000,000	3,140,708
Series 2020-HA A 1.31% 1/15/69	3,600,000	3,636,620
•OCP CLO Series 2015-9A A1R 1.04% (LIBOR03M + 0.80%) 7/15/27	781,080	780,309
•OZLM Funding Series 2012-1A A1R2 1.45% (LIBOR03M + 1.23%) 7/22/29	2,472,258	2,472,280
•Palmer Square Loan Funding Series 2020-1A A1 1.02% (LIBOR03M + 0.80%) 2/20/28	3,519,539	3,510,961
•Penarth Master Issuer
Series 2019-1A A1 0.68% (LIBOR01M + 0.54%) 7/18/23	2,000,000	2,000,250
Series 2019-1X A1 0.68% (LIBOR01M + 0.54%) 7/18/23	200,000	200,025
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	3,000,000	3,113,418
•Series 2020-PTA A2B 1.00% (LIBOR01M + 0.85%) 9/15/54	6,000,000	5,983,937
SoFi Consumer Loan Program
Series 2017-5 A2 2.78% 9/25/26	1,112,399	1,120,895
Series 2017-6 A2 2.82% 11/25/26	745,590	749,043
SoFi Professional Loan Program
Series 2016-F A2 3.02% 2/25/40	1,332,698	1,377,771

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program (continued)
Series 2017-D A2FX 2.65% 9/25/40	936,172	$ 964,524
•Sound Point CLO XII Series 2016-2A AR2 1.29% (LIBOR03M + 1.05%) 10/20/28	2,300,000	2,300,000
•THL Credit Wind River Series 2012-1A AR2 1.12% (LIBOR03M + 0.88%) 1/15/26	205,899	205,887
•Towd Point Mortgage Trust
Series 2019-4 A1 2.90% 10/25/59	4,528,850	4,780,423
Series 2019-MH1 A1 3.00% 11/25/58	2,144,446	2,198,240
Series 2020-1 A1 2.71% 1/25/60	2,774,857	2,873,822
Series 2020-2 A1A 1.64% 4/25/60	7,839,994	7,980,250
•Towd Point Mortgage Trust
Series 2019-HY2 A1 1.15% (LIBOR01M + 1.00%) 5/25/58	1,927,569	1,940,255
Series 2019-SJ3 A1 3.00% 11/25/59	3,113,324	3,147,696
•Tralee CLO III Series 2014-3A AR 1.25% (LIBOR03M + 1.03%) 10/20/27	2,050,324	2,045,692
•Tralee CLO V Series 2018-5A A1 1.33% (LIBOR03M + 1.11%) 10/20/28	5,100,000	5,072,863
•Venture XVI CLO Series 2014-16A ARR 1.09% (LIBOR03M + 0.85%) 1/15/28	1,570,991	1,564,912
•Venture XVII CLO Series 2014-17A ARR 1.12% (LIBOR03M + 0.88%) 4/15/27	4,611,121	4,592,547
•WhiteHorse IX Series 2014-9A AR 1.38% (LIBOR03M + 1.16%) 7/17/26	704,525	704,243
Total Non-Agency Asset-Backed Securities (Cost $108,727,140)		110,322,522
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.56%
•Avon Finance NO 2 Series 2A A 0.95% (SONIA3M IR + 0.90%) 9/20/48	3,891,006	5,320,831
•Bear Stearns ARM Trust Series 2003-1 5A1 2.93% 4/25/33	31,538	30,939
	Principal Amount	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Canterbury Finance No 1 Series 1 A2 1.40% (SONIA3M IR + 1.35%) 5/16/56	3,200,000	$ 4,388,908
♦•CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 2A3 2.79% 7/25/33	4,181	4,137
•Finsbury Square Series 2020-2A A 1.38% (SONIA3M IR + 1.30%) 6/16/70	3,222,303	4,437,506
•Gosforth Funding Series 2017-1A A1A 0.71% (LIBOR03M + 0.47%) 12/19/59	220,530	220,660
•GSR Mortgage Loan Trust Series 2005-5F 8A1 0.65% (LIBOR01M + 0.50%) 6/25/35	217,887	208,589
•Hawksmoor Mortgage Funding Series 2019-1X A 1.10% (SONIA3M IR + 1.05%) 5/25/53	1,437,450	1,968,662
•Hawksmoor Mortgages Series 2019-1A A 1.10% (SONIA3M IR + 1.05%) 5/25/53	3,805,013	5,211,164
•Holmes Master Issuer Series 2018-2A A2 0.66% (LIBOR03M + 0.42%) 10/15/54	3,370,254	3,370,385
JUPIT 1A A 1.00% 6/1/60	1,000,000	1,355,631
•Merrill Lynch Mortgage Investors Trust Series 2003-A3 1A 2.65% 5/25/33	8,899	8,544
•MFRA Trust Series 2020-NQM2 A1 1.38% 4/25/65	2,546,818	2,550,741
•New Residential Mortagage Loan
Series 2018-3A A1 4.50% 5/25/58	642,493	703,223
Series 2019-RPL3 A1 2.75% 7/25/59	5,116,972	5,356,399
•New Residential Mortgage Loan Trust Series 2020-RPL1 A1 2.75% 11/25/59	4,421,927	4,600,650
•New York Mortgage Trust Series 2005-3 A1 0.63% (LIBOR01M + 0.48%) 2/25/36	334,169	324,623
•Sequoia Mortgage Trust Series 2004-6 A1 1.83% 7/20/34	5,803	5,564
•Silverstone Master Issuer Series 2019-1A 1A 0.78% (LIBOR03M + 0.57%) 1/21/70	216,000	216,320

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 0.65% (LIBOR01M + 0.50%) 7/19/35	190,956	$ 178,395
Total Non-Agency Collateralized Mortgage Obligations (Cost $38,448,897)		40,461,871
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.27%
•Bancorp Commercial Mortgage Trust Series 2019-CRE6 A 1.21% (LIBOR01M + 1.05%) 9/15/36	941,256	930,034
•BXMT Series 2020-FL3 A 1.55% (LIBOR01M + 1.40%) 3/15/37	3,600,000	3,599,998
•GPMT Series 2018-FL1 A 1.05% (LIBOR01M + 0.90%) 11/21/35	328,521	326,518
GS Mortgage Securities Trust Series 2011-GC5 A4 3.71% 8/10/44	6,100,689	6,137,916
•JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-FL12 A 1.61% (LIBOR01M + 1.45%) 12/15/31	2,000,000	1,963,155
•MF1 Series 2019-FL2 A 1.28% (LIBOR01M + 1.13%) 12/25/34	5,600,000	5,548,011
•One New York Plaza Trust Series 2020-1NYP A 1.11% (LIBOR01M + 0.95%) 1/15/26	3,000,000	2,997,019
•VMC Finance Series 2018-FL2 A 1.07% (LIBOR01M + 0.92%) 10/15/35	956,081	946,561
•Wells Fargo Commercial Mortgage Trust Series 2020-SOP A 1.30% (LIBOR01M + 1.14%) 1/15/35	2,400,000	2,341,651
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.37% 11/15/47	4,004,035	4,206,860
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $29,191,230)		28,997,723
ΔSOVEREIGN BONDS–4.46%
Canada—2.27%
CDP Financial 2.13% 6/11/21	15,000,000	15,120,542
	Principal Amount	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada (continued)
Export Development Canada 1.96% 1/29/25	5,000,000	$ 5,005,388
		20,125,930
India—0.08%
•Export-Import Bank of India 1.21% (LIBOR03M + 1.00%) 8/21/22	750,000	748,207
		748,207
Japan—0.99%
Japan Bank for International Cooperation 1.75% 1/23/23	8,500,000	8,748,137
		8,748,137
Republic of Korea—1.12%
Industrial Bank of Korea 2.13% 10/23/24	9,500,000	9,982,738
		9,982,738
Total Sovereign Bonds (Cost $38,737,946)		39,605,012
U.S. TREASURY OBLIGATIONS–4.17%
U.S. Treasury Notes
0.13% 12/15/23	7,500,000	7,490,625
×0.38% 3/31/22	22,800,000	22,872,140
×0.38% 7/31/27	6,800,000	6,708,094
Total U.S. Treasury Obligations (Cost $37,083,984)		37,070,859

	Number of Contracts
OPTIONS PURCHASED–0.00%
Centrally Cleared–0.00%
Put Options–0.00%
U.S. Treasury 2 yr Notes Strike price $109, expiration date 2/19/21, notional amount $98,212,500	450	450
		450
Call Options–0.00%
U.S. Treasury 5 yr Notes Strike price $129, expiration date 2/19/21, notional amount $38,775,000	300	300
U.S. Treasury 5 yr Notes Strike price $129, expiration date 2/19/21, notional amount $84,175,000	650	650
		950
Total Options Purchased (Cost $12,375)		1,400

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	3,334,906	$ 3,334,906
Total Money Market Fund (Cost $3,334,906)		3,334,906

Principal Amount
SHORT-TERM INVESTMENTS—1.43%
U.S. Treasury Obligations–0.98%
U.S. Treasury Bills
×≠0.01% 1/28/21	2,700,000	2,699,838
	Principal Amount	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Obligations (continued)
U.S. Treasury Bills (continued)
≠0.08% 2/4/21	3,500,000	$ 3,499,736
≠0.09% 2/16/21	2,500,000	2,499,731
		8,699,305
Discounted Commercial Paper–0.45%
≠Shell International Finance
2.30% 1/19/21	4,000,000	3,995,400
		3,995,400
Total Short-Term Investments (Cost $12,694,705)		12,694,705

TOTAL INVESTMENTS–99.31% (Cost $865,090,834)	881,597,841

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.69%	6,123,457
NET ASSETS APPLICABLE TO 88,056,391 SHARES OUTSTANDING–100.00%	$887,721,298
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND STANDARD CLASS ($167,331,179 / 16,592,182 Shares)	$10.085
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND SERVICE CLASS ($720,390,119 / 71,464,209 Shares)	$10.080
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$880,810,884
Distributable earnings/(accumulated loss)	6,910,414
TOTAL NET ASSETS	$887,721,298

• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
× Fully or partially pledged as collateral for derivatives.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
^ Zero coupon security.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
★ Includes $438,000 cash collateral held at broker for futures contracts, $2,440,000 cash collateral held at brokers for centrally cleared swap contracts, $6,149 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $634,684 variation margin due from broker on futures contracts, $1,526,568 variation margin due from brokers on centrally cleared interest rate swap contracts, $3,655,645 payable for securities purchased, $202,486 payable for fund shares redeemed, $80,173 other accrued expenses payable and $527,186 due to manager and affiliates as of December 31, 2020.
LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2020:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	AUD	(35,426,000)	USD	26,056,457	1/8/21	$ —	$(1,258,344)
BNP	AUD	35,426,000	USD	(26,641,722)	1/8/21	673,079	—
BNP	CAD	(19,977,000)	USD	15,407,895	1/8/21	—	(286,983)
BNP	EUR	(3,712,000)	USD	4,447,402	1/8/21	—	(88,397)
BNP	GBP	(15,643,000)	USD	20,887,890	1/8/21	—	(505,795)
BNP	JPY	2,712,700,000	USD	(26,011,629)	1/8/21	263,089	—
JPMC	JPY	(442,793,000)	USD	4,285,861	1/8/21	—	(2,952)
Total Foreign Currency Exchange Contracts						$936,168	$(2,142,471)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
842	90 Day IMM Eurodollar	$ 209,963,225	$ 209,806,236	12/19/22	$156,989	$ —
728	Bank Acceptance	142,044,073	142,047,118	12/19/22	—	(3,045)
673	Bank Acceptance	131,226,805	131,297,352	3/13/23	—	(70,547)
64	U.S. Treasury 10 yr Notes	8,837,000	8,829,589	3/22/21	7,411	—
108	U.S. Treasury 10 yr Ultra Notes	16,886,812	16,839,332	3/22/21	47,480	—
2,509	U.S. Treasury 2 yr Notes	554,430,194	553,863,498	3/31/21	566,696	—
(1,337)	U.S. Treasury 5 yr Notes	(168,681,352)	(168,196,462)	3/31/21	—	(484,890)
(36)	U.S. Treasury Ultra Bonds	(7,688,250)	(7,782,874)	3/22/21	94,624	—
Total Futures Contracts					$873,200	$(558,482)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Sold
CDX.NA.HY.S35-Quarter [3]	47,300,000	(5.00%)	12/20/25	$(4,483,419)	$(2,527,403)	$—	$(1,956,016)

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
MSC Barclays Bank-Quarter	EUR 1,200,000	(1.00%)	12/20/21	$11,573	$7,891	$3,682	$—
Total CDS Contracts					$(2,519,512)	$3,682	$(1,956,016)
LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
OIS IRS LIBOR03M-(Semiannual/Quarterly)	44,800,000	2.75%	(0.24%) [4]	12/18/29	$(7,533,823)	$(2,694,605)	$—	$(4,839,218)

Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount	Floating Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
OIS IRS LIBOR03M-(Quarterly)	24,400,000	1.00%	(0.24%) [4]	1/13/23	$(12,852)	$—	$—	$(12,852)
OIS IRS LIBOR03M-(Quarterly)	18,600,000	1.00%	(0.24%) [4]	1/13/23	(9,891)	—	—	(9,891)
						—	—	(22,743)
Total IRS Contracts						$(2,694,605)	$—	$(4,861,961)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2020.
[3] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[4] Rate resets based on LIBOR03M.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BNP–BNP Paribas
CAD–Canadian Dollar
CLO–Collateralized Loan Obligation
CSFB–Credit Suisse First Boston
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IMM–International Monetary Market
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSC–Morgan Stanley & Co.
OIS–Overnight Index Swap
PJSC–Public Joint Stock Company
REMICs–Real Estate Mortgage Investment Conduits
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$19,405,649
Foreign taxes withheld	(1,041)
19,404,608
EXPENSES:
Management fees	4,451,623
Distribution fees-Service Class	1,591,638
Shareholder servicing fees	258,194
Accounting and administration expenses	178,863
Professional fees	78,043
Reports and statements to shareholders	66,267
Custodian fees	50,928
Pricing fees	29,568
Trustees’ fees and expenses	22,303
Interest expense on reverse repurchase agreements and securities sold short	4,533
Consulting fees	3,299
Other	14,058
6,749,317
Less:
Management fees waived	(195,162)
Expenses reimbursed	(150,231)
Total operating expenses	6,403,924
NET INVESTMENT INCOME	13,000,684
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	15,963,953
Foreign currencies	1,578,989
Foreign currency exchange contracts	(2,520,793)
Futures contracts	4,106,499
Options purchased	(18,438)
Swap contracts	(2,025,467)
Net realized gain	17,084,743
Net change in unrealized appreciation (depreciation) of:
Investments	5,975,005
Foreign currencies	(26,193)
Foreign currency exchange contracts	(313,977)
Futures contracts	1,004,777
Options purchased	(5,421)
Swap contracts	(4,307,894)
Net change in unrealized appreciation (depreciation)	2,326,297
NET REALIZED AND UNREALIZED GAIN	19,411,040
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,411,724
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 13,000,684	$ 22,300,030
Net realized gain (loss)	17,084,743	(3,918,731)
Net change in unrealized appreciation (depreciation)	2,326,297	13,085,080
Net increase in net assets resulting from operations	32,411,724	31,466,379
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,365,441)	(12,049,815)
Service Class	(12,432,909)	(15,969,326)
Return of capital:
Standard Class	(311,262)	—
Service Class	(1,099,046)	—
	(17,208,658)	(28,019,141)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	23,258,292	46,416,028
Service Class	330,641,011	170,358,751
Reinvestment of dividends and distributions:
Standard Class	3,676,703	12,049,815
Service Class	13,531,955	15,969,326
	371,107,961	244,793,920
Cost of shares redeemed:
Standard Class	(255,825,564)	(164,250,056)
Service Class	(198,711,633)	(137,836,977)
	(454,537,197)	(302,087,033)
Decrease in net assets derived from capital share transactions	(83,429,236)	(57,293,113)
NET DECREASE IN NET ASSETS	(68,226,170)	(53,845,875)
NET ASSETS:
Beginning of year	955,947,468	1,009,793,343
End of year	$ 887,721,298	$ 955,947,468
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.900	$ 9.882	$ 10.010	$ 10.018	$ 9.948
Income (loss) from investment operations:
Net investment income[1]	0.166	0.242	0.225	0.165	0.164
Net realized and unrealized gain (loss)	0.238	0.089	(0.111)	0.005	0.097
Total from investment operations	0.404	0.331	0.114	0.170	0.261
Less dividends and distributions from:
Net investment income	(0.153)	(0.313)	(0.242)	(0.178)	(0.170)
Net realized gain	(0.048)	—	—	—	(0.021)
Return of capital	(0.018)	—	—	—	—
Total dividends and distributions	(0.219)	(0.313)	(0.242)	(0.178)	(0.191)
Net asset value, end of period	$ 10.085	$ 9.900	$ 9.882	$ 10.010	$ 10.018
Total return[2]	4.09%	3.37%	1.16%	1.70%	2.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$167,331	$390,993	$493,734	$653,369	$775,966
Ratio of expenses to average net assets[3]	0.54%	0.54%	0.76%	0.71%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.58%	0.58%	0.80%	0.75%	0.63%
Ratio of net investment income to average net assets[4]	1.64%	2.41%	2.25%	1.64%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	2.37%	2.21%	1.60%	1.63%
Portfolio turnover	852%	715%	2,370%	1,302%	817%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 was 0.54%, 0.54%, 0.54%, 0.54%, and 0.54%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 was 1.64%, 2.41%, 2.47%, 1.81%, and 1.72%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.898	$ 9.881	$ 10.011	$ 10.019	$ 9.950
Income (loss) from investment operations:
Net investment income[1]	0.140	0.217	0.200	0.140	0.139
Net realized and unrealized gain (loss)	0.238	0.088	(0.111)	0.005	0.097
Total from investment operations	0.378	0.305	0.089	0.145	0.236
Less dividends and distributions from:
Net investment income	(0.132)	(0.288)	(0.219)	(0.153)	(0.146)
Net realized gain	(0.048)	—	—	—	(0.021)
Return of capital	(0.016)	—	—	—	—
Total dividends and distributions	(0.196)	(0.288)	(0.219)	(0.153)	(0.167)
Net asset value, end of period	$ 10.080	$ 9.898	$ 9.881	$ 10.011	$ 10.019
Total return[2]	3.83%	3.11%	0.90%	1.45%	2.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$720,390	$564,954	$516,059	$434,449	$385,279
Ratio of expenses to average net assets[3]	0.79%	0.79%	1.01%	0.96%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.83%	1.05%	1.00%	0.88%
Ratio of net investment income to average net assets[4]	1.39%	2.16%	2.00%	1.39%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	2.12%	1.96%	1.35%	1.38%
Portfolio turnover	852%	715%	2,370%	1,302%	817%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, was 0.79%, 0.79%, 0.79%, 0.79%, and 0.79%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, was 1.39%, 2.16%, 2.22% 1.56%, and 1.45%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts, interest rate swap contracts and interest rate swap option contracts (“Swaptions”) are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.50% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's operating expenses (excluding interest expense) exceed 0.54% of the average daily net assets for the Standard Class and 0.79% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 54,076	$ 150,231	$ 204,307
Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$55,454
Legal	9,815
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $57,027 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 6,149
Management fees payable to LIAC	355,442
Distribution fees payable to LFD	150,202
Shareholder servicing fees payable to Lincoln Life	21,542
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities purchases of $63,648,634 and securities sales of $99,090,692, which resulted in net realized gains of $1,319,603.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 348,559,307
Purchases of U.S. government securities	7,497,727,006
Sales other than U.S. government securities	291,028,532
Sales of U.S. government securities	7,793,606,811
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$866,426,695
Aggregate unrealized appreciation of investments and derivatives	$ 20,525,819
Aggregate unrealized depreciation of investments and derivatives	(10,238,883)
Net unrealized appreciation of investments and derivatives	$ 10,286,936
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Asset-Backed Security	$ —	$ 856,055	$ —	$ 856,055
Agency Collateralized Mortgage Obligations	—	66,341,910	—	66,341,910
Agency Commercial Mortgage-Backed Security	—	2,367,497	—	2,367,497
Agency Obligations	—	89,321,265	—	89,321,265
Corporate Bonds	—	444,139,226	—	444,139,226
Municipal Bonds	—	6,082,890	—	6,082,890
Non-Agency Asset-Backed Securities	—	110,322,522	—	110,322,522
Non-Agency Collateralized Mortgage Obligations	—	39,106,240	1,355,631	40,461,871
Non-Agency Commercial Mortgage-Backed Securities	—	28,997,723	—	28,997,723
Sovereign Bonds	—	39,605,012	—	39,605,012
U.S. Treasury Obligations	—	37,070,859	—	37,070,859
Options Purchased	1,400	—	—	1,400
Money Market Fund	3,334,906	—	—	3,334,906
Short-Term Investment	—	12,694,705	—	12,694,705
Total Investments	$3,336,306	$876,905,904	$1,355,631	$881,597,841
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 936,168	$—	$ 936,168
Futures Contracts	$ 873,200	$ —	$—	$ 873,200
Swap Contract	$ —	$ 3,682	$—	$ 3,682
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(2,142,471)	$—	$(2,142,471)
Futures Contracts	$(558,482)	$ —	$—	$ (558,482)
Swap Contracts	$ —	$(6,817,977)	$—	$(6,817,977)
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market of futures contracts, tax treatment of securities no longer passive foreign investment companies ("PFIC"), Passive Foreign Investment Companies and straddle losses.
 The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$15,798,350	$28,019,141
Return of capital	1,410,308	—
Total	$17,208,658	$28,019,141
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (3,279,138)
Other temporary differences	(27,050)
Net unrealized appreciation	10,216,602
Distributable earnings/(accumulated loss)	$ 6,910,414
LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$3,279,138	$3,279,138
In 2020, the Fund utilized $ 10,469,839 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	2,284,634	4,617,120
Service Class	32,809,685	16,978,319
Shares reinvested:
Standard Class	364,749	1,215,312
Service Class	1,343,378	1,610,645
	36,802,446	24,421,396
Shares redeemed:
Standard Class	(25,551,907)	(16,302,409)
Service Class	(19,766,638)	(13,740,483)
	(45,318,545)	(30,042,892)
Net decrease	(8,516,099)	(5,621,496)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2020, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2020, the Fund pledged $1,850,853 in securities and $438,000 in cash as collateral for futures contracts.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2020, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2020, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to generate income and to facilitate investments in portfolio securities.
Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from(paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront
LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2020, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Schedule of Investments, at December 31, 2020, the notional value of the protection sold was USD 47,300,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2020, net unrealized depreciation of the protection sold was $1,956,016.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
At December 31, 2020, the Fund pledged $3,168,858 in securities as collateral for open swap contracts. The Fund pledged $2,440,000 of cash collateral to RBC Dominion and Morgan Stanley as collateral for open swap contracts. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.
LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 936,168	Receivables and other assets net of liabilities	$(2,142,471)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	873,200	Receivables and other assets net of liabilities	(558,482)
Options purchased (Interest rate contracts)	Receivables and other assets net of liabilities	1,400	Receivables and other assets net of liabilities	—
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	3,682	Receivables and other assets net of liabilities	(1,956,016)
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(4,861,961)
Total		$1,814,450		$(9,518,930)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(2,520,793)	$ (313,977)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,106,499	1,004,777
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(18,438)	(5,421)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,299,580	(1,495,226)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(3,325,047)	(2,812,668)
Total		$ (458,199)	$(3,622,515)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$30,156,601	$54,651,775
Futures contracts (average notional value)	809,500,753	119,962,398
Options contracts (average value)	2,297	—
CDS contracts (average notional value)*	12,657,768	26,779,538
Interest rate swap contracts (average notional value)**	8,402,388	90,398,283

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas S.A.	$936,168	$(2,139,519)	$(1,203,351)
JPMorgan Chase Bank	—	(2,952)	(2,952)
Morgan Stanley Capital	3,682	—	3,682
Total	$939,850	$(2,142,471)	$(1,202,621)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas S.A.	(1,203,351)	—	—	877,551	—	(325,800)
JPMorgan Chase Bank	(2,952)	—	—	—	—	(2,952)
Morgan Stanley Capital	3,682	—	—	—	—	3,682
Total	(1,202,621)	—	—	877,551	—	(325,070)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by
LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Certain of the Fund’s investments and payment obligations may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invests cannot yet be determined.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP PIMCO Low Duration Bond Fund–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement[s] of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million for the Fund through April 30, 2021. The Board noted that the net
LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the LVIP PIMCO Low Duration Bond Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the investment professionals and PIMCO’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP PIMCO Low Duration Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the ICE BofA 1-3 Year US Treasury Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median for the one- and five-year periods and below the return of the Morningstar peer group median for the three-year period. The Board also noted that the Fund’s total return was below the return of the benchmark index for the one-, three- and five-year periods. The Board determined that the services provided by PIMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint, and considered the contractual fee rates charged to other funds and accounts with an investment strategy similar to the Fund. The Board considered that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by PIMCO as to any additional benefits it receives and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management and may receive research from trading activity.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP PIMCO Low Duration Bond Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP PIMCO Low Duration Bond Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP PIMCO Low Duration Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP PIMCO Low Duration Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP PIMCO Low Duration Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP PIMCO Low Duration Bond Fund–36

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 20.26% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)2 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth relative to its benchmark. During calendar year 2020, exposure to value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,167 for the Standard Class shares and to $19,633 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $27,483. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 20.26%
Five Years	+ 11.52%
Inception (5/1/13)	+ 9.58%
Service Class Shares
One Year	+ 19.84%
Five Years	+ 11.13%
Inception (5/1/13)	+ 9.19%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The CBOE VIX Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–2

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,194.00	0.10%	$0.55
Service Class Shares	1,000.00	1,192.00	0.45%	2.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.60	0.10%	$0.51
Service Class Shares	1,000.00	1,022.80	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–3

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.64%
Equity Funds	94.97%
Money Market Fund	4.67%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–4

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.64%
Equity Funds–94.97%
✠Fidelity ® --
VIP Contrafund® Portfolio	7,291,692	$ 351,240,800
VIP Equity-Income Portfolio	6,370,371	152,251,874
		503,492,674
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.67%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	24,747,334	$ 24,747,334
		24,747,334
Total Investment Companies (Cost $375,953,750)		528,240,008

TOTAL INVESTMENTS–99.64% (Cost $375,953,750)	528,240,008
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	1,903,339
NET ASSETS APPLICABLE TO 34,718,440 SHARES OUTSTANDING–100.00%	$530,143,347
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($132,281 / 8,652 Shares)	$15.290
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($530,011,066 / 34,709,788 Shares)	$15.270
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$392,578,951
Distributable earnings/(accumulated loss)	137,564,396
TOTAL NET ASSETS	$530,143,347

✠ Initial Class.
★ Includes $1,660,106 cash collateral held at broker for futures contracts, $22,201 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $158,860 variation margin due from broker on futures contracts, $75,777 payable for fund shares redeemed, $32,788 other accrued expenses payable and $200,088 due to manager and affiliates as of December 31, 2020.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–5

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$ 85,369	$ 83,625	3/15/21	$ 1,744	$ —
1	Euro	153,075	151,833	3/15/21	1,242	—
1	Japanese Yen	121,113	120,259	3/15/21	854	—
					3,840	—
Equity Contracts:
7	E-mini MSCI Emerging Markets Index	450,870	438,146	3/19/21	12,724	—
131	E-mini S&P 500 Index	24,554,640	23,999,027	3/19/21	555,613	—
4	Euro STOXX 50 Index	173,474	171,090	3/19/21	2,384	—
1	FTSE 100 Index	87,794	88,885	3/19/21	—	(1,091)
					570,721	(1,091)
Total Futures Contracts					$574,561	$(1,091)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–6

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 3,369,823
EXPENSES:
Management fees	3,176,918
Distribution fees-Service Class	1,588,019
Shareholder servicing fees	131,615
Accounting and administration expenses	100,370
Reports and statements to shareholders	32,778
Professional fees	32,211
Custodian fees	15,114
Trustees’ fees and expenses	11,038
Consulting fees	3,259
Pricing fees	332
Other	9,372
5,101,026
Less:
Management fees waived	(2,829,412)
Expenses reimbursed	(245,320)
Total operating expenses	2,026,294
NET INVESTMENT INCOME	1,343,529
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,247,419
Distributions from investment companies	6,661,578
Futures contracts	(4,698,699)
Net realized gain	5,210,298
Net change in unrealized appreciation (depreciation) of:
Investments	78,928,381
Foreign currencies	(14)
Futures contracts	230,170
Net change in unrealized appreciation (depreciation)	79,158,537
NET REALIZED AND UNREALIZED GAIN	84,368,835
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,712,364
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,343,529	$ 2,231,558
Net realized gain	5,210,298	14,282,140
Net change in unrealized appreciation (depreciation)	79,158,537	60,590,832
Net increase in net assets resulting from operations	85,712,364	77,104,530
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,977)	(11,654)
Service Class	(12,874,993)	(40,890,998)
	(12,878,970)	(40,902,652)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,303	1,120
Service Class	71,594,572	28,749,673
Reinvestment of dividends and distributions:
Standard Class	3,977	11,654
Service Class	12,874,993	40,890,998
	84,474,845	69,653,445
Cost of shares redeemed:
Standard Class	(17,075)	(7,154)
Service Class	(79,029,868)	(59,059,986)
	(79,046,943)	(59,067,140)
Increase in net assets derived from capital share transactions	5,427,902	10,586,305
NET INCREASE IN NET ASSETS	78,261,296	46,788,183
NET ASSETS:
Beginning of year	451,882,051	405,093,868
End of year	$530,143,347	$451,882,051
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–7

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 13.110	$ 12.098	$ 13.486	$ 11.684	$ 11.081
Income (loss) from investment operations:
Net investment income[3]	0.088	0.113	0.145	0.138	0.112
Net realized and unrealized gain (loss)	2.527	2.220	(0.878)	2.086	0.619
Total from investment operations	2.615	2.333	(0.733)	2.224	0.731
Less dividends and distributions from:
Net investment income	(0.089)	(0.157)	(0.175)	(0.336)	(0.128)
Net realized gain	(0.346)	(1.164)	(0.480)	(0.086)	—
Total dividends and distributions	(0.435)	(1.321)	(0.655)	(0.422)	(0.128)
Net asset value, end of period	$ 15.290	$ 13.110	$ 12.098	$ 13.486	$ 11.684
Total return[4]	20.26%	20.04%	(5.85%)	19.03%	6.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 132	$ 124	$ 109	$ 138	$ 210
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.77%	0.77%	0.76%	0.75%	0.75%
Ratio of net investment income to average net assets	0.64%	0.87%	1.07%	1.08%	1.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.03%)	0.20%	0.41%	0.43%	0.38%
Portfolio turnover	16%	15%	43%	11%	44%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–8

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 13.100	$ 12.095	$ 13.479	$ 11.681	$ 11.082
Income (loss) from investment operations:
Net investment income[3]	0.040	0.067	0.097	0.094	0.076
Net realized and unrealized gain (loss)	2.519	2.215	(0.874)	2.082	0.612
Total from investment operations	2.559	2.282	(0.777)	2.176	0.688
Less dividends and distributions from:
Net investment income	(0.043)	(0.113)	(0.127)	(0.292)	(0.089)
Net realized gain	(0.346)	(1.164)	(0.480)	(0.086)	—
Total dividends and distributions	(0.389)	(1.277)	(0.607)	(0.378)	(0.089)
Net asset value, end of period	$ 15.270	$ 13.100	$ 12.095	$ 13.479	$ 11.681
Total return[4]	19.84%	19.62%	(6.18%)	18.62%	6.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$530,011	$451,758	$404,985	$474,108	$450,882
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.12%	1.12%	1.11%	1.10%	1.10%
Ratio of net investment income to average net assets	0.29%	0.52%	0.72%	0.73%	0.68%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.38%)	(0.15%)	0.06%	0.08%	0.03%
Portfolio turnover	16%	15%	43%	11%	44%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–9

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–10

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.625% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.   Prior to May 1, 2020, the waiver amount was 0.62% of the Fund’s average daily net assets.
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.095% of the Fund’s average daily net assets for the Standard Class and 0.445% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.10% the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 158,896	$ 245,320	$ 404,216
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$27,667
Legal	4,894
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–11

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,721 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 22,201
Management fees payable to LIAC	33,060
Distribution fees payable to LFD	154,244
Shareholder servicing fees payable to Lincoln Life	12,784
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$69,114,118
Sales	77,588,595
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$397,199,721
Aggregate unrealized appreciation of investments and derivatives	$131,040,287
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$131,040,287
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–12

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$528,240,008	$—	$—	$528,240,008
Derivatives:
Assets:
Futures Contracts	$ 574,561	$—	$—	$ 574,561
Liabilities:
Futures Contract	$ (1,091)	$—	$—	$ (1,091)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$1,343,865	$3,863,677
Long-term capital gains	11,535,105	37,038,975
Total	$12,878,970	$40,902,652
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 6,523,862
Other temporary differences	(1)
Net unrealized appreciation	131,040,535
Distributable earnings/(accumulated loss)	$137,564,396
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–13

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	99	90
Service Class	5,154,460	2,233,825
Shares reinvested:
Standard Class	283	941
Service Class	927,155	3,316,590
	6,081,997	5,551,446
Shares redeemed:
Standard Class	(1,218)	(546)
Service Class	(5,855,892)	(4,549,713)
	(5,857,110)	(4,550,259)
Net increase	224,887	1,001,187
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$570,721	Receivables and other assets net of liabilities	$(1,091)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	3,840	Receivables and other assets net of liabilities	—
Total		$574,561		$(1,091)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–14

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,808,163)	$226,330
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(890,536)	3,840
Total		$(4,698,699)	$230,170
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$14,081,931	$46,409,398
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–16

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–17

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–23

LVIP SSGA Index Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Structured Allocation Funds
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Index Allocation Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Index Allocation Fund returned 12.18% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Conservative Index Allocation Composite1, returned 12.27% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
The LVIP SSGA Moderate Index Allocation Fund returned 13.83% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Moderate Index Allocation Composite3, returned 13.86% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%.
The LVIP SSGA Moderately Aggressive Index Allocation Fund returned 14.28% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Moderately Aggressive Index Allocation Composite4, returned 14.40% and its broad-based benchmark index, the S&P 500 Index5, returned 18.40%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)6 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The Funds operate in a fund of funds structure, investing all their assets in mutual funds and exchange traded funds. The Funds are designed to have a strategic asset allocation that is in line with the Funds’ prospectus benchmark. During the calendar year 2020, the performance of the LVIP SSGA Index Allocation Funds was mainly driven by the Funds’ asset allocation and their underlying holdings, while performing in line with their composite benchmarks for the year. From a return standpoint, US and emerging market equities broadly outperformed developed non-US equities, which slightly outperformed fixed income on a relative basis in 2020. The Funds’ results were in line with their composite benchmarks due to the Funds’ respective asset allocations.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Index Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Index Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,782 for the Standard Class shares and to $17,345 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 12/31/10 through 12/31/20. The same $10,000 investment would have increased to $18,791. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $14,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 12.18%
Five Years	+ 7.46%
Ten Years	+ 5.92%
Service Class Shares
One Year	+ 11.91%
Five Years	+ 7.19%
Ten Years	+ 5.66%
LVIP SSGA Moderate Index Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,871 for the Standard Class shares and to $19,381 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 12/31/10 through 12/31/20. The same $10,000 investment would have increased to $21,043. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $14,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.83%
Five Years	+ 9.04%
Ten Years	+ 7.11%
Service Class Shares
One Year	+ 13.55%
Five Years	+ 8.76%
Ten Years	+ 6.84%

LVIP SSGA Allocation Funds–2

LVIP SSGA Index Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,465 for the Standard Class shares and to $19,962 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 12/31/10 through 12/31/20. The same $10,000 investment would have increased to $21,761. For additional comparison, the S&P 500 Index would have increased to $36,701. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 14.28%
Five Years	+ 9.73%
Ten Years	+ 7.42%
Service Class Shares
One Year	+ 13.99%
Five Years	+ 9.46%
Ten Years	+ 7.16%
1. The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500®Index, 6% S&P MidCap 400®Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
4. The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400®Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500®Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Structured Allocation Fund returned 9.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Conservative Structured Allocation Composite1, returned 12.27% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
The LVIP SSGA Moderate Structured Allocation Fund returned 9.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Moderate Structured Allocation Composite3, returned 13.86% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%.
The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned 9.28% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Moderately Aggressive Structured Allocation Composite4, returned 14.40% and its broad-based benchmark index, the S&P 500 Index5, returned 18.40%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)6 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The Funds operate in a fund of funds structure, investing all their assets in mutual funds and exchange traded funds. The performance of the LVIP SSGA Structured Allocation Fund(s) and their underlying sleeves were impacted by market conditions and style factors during 2020. From a return standpoint, U.S. and emerging market equities broadly outperformed developed non-US equities, which slightly outperformed fixed income on a relative basis in 2020. The Fund(s) primarily invest in passive equity and fixed income index funds but have a material allocation to rules-based funds which maintain a value and lower market cap bias. Allocations to the rules-based funds detracted from the Funds’ relative returns, as value underperformed core and growth during the year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Structured Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,140 for the Standard Class shares and to $16,716 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 12/31/10 through 12/31/20. The same $10,000 investment would have increased to $18,791. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $14,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 9.68%
Five Years	+ 6.77%
Ten Years	+ 5.54%
Service Class Shares
One Year	+ 9.40%
Five Years	+ 6.50%
Ten Years	+ 5.27%
LVIP SSGA Moderate Structured Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,890 for the Standard Class shares and to $18,424 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 12/31/10 through 12/31/20. The same $10,000 investment would have increased to $21,043. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $14,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 9.86%
Five Years	+ 8.02%
Ten Years	+ 6.57%
Service Class Shares
One Year	+ 9.59%
Five Years	+ 7.75%
Ten Years	+ 6.30%

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,151 for the Standard Class shares and to $18,679 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 12/31/10 through 12/31/20. The same $10,000 investment would have increased to $21,761. For additional comparison, the S&P 500 Index would have increased to $36,701. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 9.28%
Five Years	+ 8.38%
Ten Years	+ 6.71%
Service Class Shares
One Year	+ 9.01%
Five Years	+ 8.11%
Ten Years	+ 6.45%
1. The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
4. The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500®Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.

LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP SSGA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,103.20	0.20%	$1.06
Service Class Shares	1,000.00	1,101.90	0.45%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,152.30	0.21%	$1.14
Service Class Shares	1,000.00	1,150.90	0.46%	2.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.80	0.46%	2.34

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,177.50	0.21%	$1.15
Service Class Shares	1,000.00	1,176.00	0.46%	2.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.80	0.46%	2.34
LVIP SSGA Conservative Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,108.60	0.25%	$1.33
Service Class Shares	1,000.00	1,107.10	0.50%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.27
Service Class Shares	1,000.00	1,022.70	0.50%	2.54
LVIP SSGA Moderate Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,158.00	0.21%	$1.14
Service Class Shares	1,000.00	1,156.50	0.46%	2.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.80	0.46%	2.34
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,183.10	0.21%	$1.15
Service Class Shares	1,000.00	1,181.70	0.46%	2.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.80	0.46%	2.34

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP SSGA Conservative Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	86.01%
Investment Companies	86.01%
Equity Funds	22.18%
Fixed Income Fund	49.76%
International Equity Fund	14.07%
Unaffiliated Investments	14.04%
Investment Companies	14.04%
Fixed Income Fund	9.99%
International Equity Fund	4.05%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
LVIP SSGA Moderate Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	83.98%
Investment Companies	83.98%
Equity Funds	34.16%
Fixed Income Fund	29.78%
International Equity Fund	20.04%
Unaffiliated Investments	16.09%
Investment Companies	16.09%
Fixed Income Fund	9.97%
International Equity Fund	6.06%
Money Market Fund	0.06%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.96%
Investment Companies	84.96%
Equity Funds	38.15%
Fixed Income Fund	24.79%
International Equity Fund	22.02%
Unaffiliated Investments	15.07%
Investment Companies	15.07%
Fixed Income Fund	4.98%
International Equity Fund	10.08%
Money Market Fund	0.01%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2020
LVIP SSGA Conservative Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.16%
Investment Companies	90.16%
Equity Funds	22.54%
Fixed Income Fund	48.93%
International Equity Funds	18.69%
Unaffiliated Investment	9.93%
Investment Company	9.93%
Fixed Income Fund	9.93%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
LVIP SSGA Moderate Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.21%
Investment Companies	90.21%
Equity Funds	34.47%
Fixed Income Fund	29.04%
International Equity Funds	26.70%
Unaffiliated Investment	9.83%
Investment Company	9.83%
Fixed Income Fund	9.83%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.14%
Investment Companies	95.14%
Equity Funds	38.35%
Fixed Income Fund	24.05%
International Equity Funds	32.74%
Unaffiliated Investments	4.96%
Investment Companies	4.96%
Fixed Income Fund	4.89%
Money Market Fund	0.07%
Total Investments	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–86.01%
INVESTMENT COMPANIES–86.01%
Equity Funds–22.18%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	348,189	$ 4,443,931
LVIP SSGA S&P 500 Index Fund	1,047,148	25,222,646
LVIP SSGA Small-Cap Index Fund	82,533	2,963,681
		32,630,258
Fixed Income Fund–49.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	6,073,214	73,224,744
		73,224,744
International Equity Fund–14.07%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,996,130	20,707,853
		20,707,853
Total Affiliated Investments (Cost $98,949,800)		126,562,855
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–14.04%
INVESTMENT COMPANIES–14.04%
Fixed Income Fund–9.99%
SPDR® Portfolio TIPS ETF	471,550	$ 14,698,214
		14,698,214
International Equity Fund–4.05%
iShares Core MSCI Emerging Markets ETF	95,980	5,954,599
		5,954,599
Total Unaffiliated Investments (Cost $17,300,149)		20,652,813

TOTAL INVESTMENTS–100.05% (Cost $116,249,949)	147,215,668
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(68,843)
NET ASSETS APPLICABLE TO 9,990,752 SHARES OUTSTANDING–100.00%	$147,146,825

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–83.98%
INVESTMENT COMPANIES–83.98%
Equity Funds–34.16%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,704,662	$ 34,519,607
LVIP SSGA S&P 500 Index Fund	5,741,834	138,303,558
LVIP SSGA Small-Cap Index Fund	641,035	23,018,912
		195,842,077
Fixed Income Fund–29.78%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	14,156,128	170,680,434
		170,680,434
International Equity Fund–20.04%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,074,661	114,888,530
		114,888,530
Total Affiliated Investments (Cost $352,404,246)		481,411,041
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–16.09%
INVESTMENT COMPANIES–16.09%
Fixed Income Fund–9.97%
SPDR® Portfolio TIPS ETF	1,833,133	$ 57,138,756
		57,138,756
International Equity Fund–6.06%
iShares Core MSCI Emerging Markets ETF	559,558	34,714,978
		34,714,978
Money Market Fund–0.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	378,419	378,419
		378,419
Total Unaffiliated Investments (Cost $77,290,877)		92,232,153

TOTAL INVESTMENTS–100.07% (Cost $429,695,123)	573,643,194
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(416,296)
NET ASSETS APPLICABLE TO 33,957,677 SHARES OUTSTANDING–100.00%	$573,226,898

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.96%
INVESTMENT COMPANIES–84.96%
Equity Funds–38.15%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,792,177	$ 35,636,553
LVIP SSGA S&P 500 Index Fund	5,504,577	132,588,746
LVIP SSGA Small-Cap Index Fund	708,960	25,458,060
		193,683,359
Fixed Income Fund–24.79%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	10,440,301	125,878,702
		125,878,702
International Equity Fund–22.02%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	10,779,841	111,830,071
		111,830,071
Total Affiliated Investments (Cost $307,767,131)		431,392,132
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–15.07%
INVESTMENT COMPANIES–15.07%
Fixed Income Fund–4.98%
SPDR® Portfolio TIPS ETF	811,228	$ 25,285,977
		25,285,977
International Equity Fund–10.08%
iShares Core MSCI Emerging Markets ETF	825,289	51,200,930
		51,200,930
Money Market Fund–0.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	41,390	41,390
		41,390
Total Unaffiliated Investments (Cost $60,263,689)		76,528,297

TOTAL INVESTMENTS–100.03% (Cost $368,030,820)	507,920,429
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(158,640)
NET ASSETS APPLICABLE TO 29,074,932 SHARES OUTSTANDING–100.00%	$507,761,789

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.16%
INVESTMENT COMPANIES–90.16%
Equity Funds–22.54%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	1,149,741	$ 14,851,213
LVIP SSGA Mid-Cap Index Fund	300,146	3,830,763
LVIP SSGA S&P 500 Index Fund	615,366	14,822,322
LVIP SSGA Small-Cap Index Fund	110,286	3,960,265
LVIP SSGA Small-Mid Cap 200 Fund	299,978	3,956,707
		41,421,270
Fixed Income Fund–48.93%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	7,459,495	89,939,130
		89,939,130
International Equity Funds–18.69%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	1,742,579	13,295,879
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	917,490	$ 7,824,354
LVIP SSGA International Index Fund	1,274,739	13,224,140
		34,344,373
Total Affiliated Investments (Cost $135,187,364)		165,704,773
UNAFFILIATED INVESTMENT–9.93%
INVESTMENT COMPANY–9.93%
Fixed Income Fund–9.93%
SPDR® Portfolio TIPS ETF	585,820	18,260,010
Total Unaffiliated Investment (Cost $16,118,565)		18,260,010

TOTAL INVESTMENTS–100.09% (Cost $151,305,929)	183,964,783
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(165,826)
NET ASSETS APPLICABLE TO 14,607,361 SHARES OUTSTANDING–100.00%	$183,798,957

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.21%
INVESTMENT COMPANIES–90.21%
Equity Funds–34.47%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	8,031,604	$ 103,744,232
LVIP SSGA Mid-Cap Index Fund	2,795,046	35,673,174
LVIP SSGA S&P 500 Index Fund	4,298,766	103,544,362
LVIP SSGA Small-Cap Index Fund	770,207	27,657,375
LVIP SSGA Small-Mid Cap 200 Fund	2,094,752	27,629,775
		298,248,918
Fixed Income Fund–29.04%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	20,841,154	251,281,799
		251,281,799
International Equity Funds–26.70%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	11,590,434	88,435,008
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,408,185	$ 54,649,003
LVIP SSGA International Index Fund	8,479,608	87,967,451
		231,051,462
Total Affiliated Investments (Cost $615,119,477)		780,582,179
UNAFFILIATED INVESTMENT–9.83%
INVESTMENT COMPANY–9.83%
Fixed Income Fund–9.83%
✧✧SPDR® Portfolio TIPS ETF	2,728,049	85,033,287
Total Unaffiliated Investment (Cost $76,026,700)		85,033,287

TOTAL INVESTMENTS–100.04% (Cost $691,146,177)	865,615,466
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(323,007)
NET ASSETS APPLICABLE TO 63,870,405 SHARES OUTSTANDING–100.00%	$865,292,459

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.14%
INVESTMENT COMPANIES–95.14%
Equity Funds–38.35%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	5,260,250	$ 67,946,652
LVIP SSGA Mid-Cap Index Fund	1,689,887	21,568,026
LVIP SSGA S&P 500 Index Fund	2,815,969	67,828,235
LVIP SSGA Small-Cap Index Fund	620,827	22,293,284
LVIP SSGA Small-Mid Cap 200 Fund	1,687,619	22,259,696
		201,895,893
Fixed Income Fund–24.05%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	10,503,491	126,640,590
		126,640,590
International Equity Funds–32.74%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	7,706,054	58,797,195
LVIP SSGA Emerging Markets 100 Fund	6,456,220	55,058,639
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA International Index Fund	5,639,305	$ 58,502,149
		172,357,983
Total Affiliated Investments (Cost $393,251,073)		500,894,466
UNAFFILIATED INVESTMENTS–4.96%
INVESTMENT COMPANIES–4.96%
Fixed Income Fund–4.89%
SPDR® Portfolio TIPS ETF	824,948	25,713,629
		25,713,629
Money Market Fund–0.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	374,561	374,561
		374,561
Total Unaffiliated Investments (Cost $23,337,414)		26,088,190

TOTAL INVESTMENTS–100.10% (Cost $416,588,487)	526,982,656
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(503,395)
NET ASSETS APPLICABLE TO 37,619,105 SHARES OUTSTANDING–100.00%	$526,479,261

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities
December 31, 2020
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$126,562,855	$481,411,041	$431,392,132	$165,704,773	$780,582,179	$500,894,466
Unaffiliated investments, at value	20,652,813	92,232,153	76,528,297	18,260,010	85,033,287	26,088,190
Receivable for securities sold	71,734	—	21,009	17,786	241,928	1,548
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	7,866	—	—	—	—	—
Prepaid expenses	476	1,856	1,588	604	2,777	1,653
Dividends and interest receivable	2	325	41	1	1	331
Receivable for fund shares sold	—	185,514	92,932	2,876	155,403	109,973
TOTAL ASSETS	147,295,746	573,830,889	508,035,999	183,986,050	866,015,575	527,096,161
LIABILITIES:
Due to custodian	71,816	—	—	17,817	241,967	—
Due to manager and affiliates	42,680	149,955	126,937	61,902	283,741	164,785
Other accrued expenses payable	24,447	25,941	25,702	24,777	27,239	25,945
Payable for fund shares redeemed	9,978	49,779	59,212	82,597	170,169	50,096
Payable for securities purchased	—	378,316	62,359	—	—	376,074
TOTAL LIABILITIES	148,921	603,991	274,210	187,093	723,116	616,900
TOTAL NET ASSETS	$147,146,825	$573,226,898	$507,761,789	$183,798,957	$865,292,459	$526,479,261
Affiliated investments, at cost	$ 98,949,800	$352,404,246	$307,767,131	$135,187,364	$615,119,477	$393,251,073
Unaffiliated investments, at cost	17,300,149	77,290,877	60,263,689	16,118,565	76,026,700	23,337,414
Standard Class:
Net Assets	$ 49,096,945	$267,775,971	$262,013,553	$ 22,240,399	$136,955,085	$119,194,485
Shares Outstanding	3,332,335	15,856,991	14,986,504	1,767,271	10,104,054	8,512,412
Net Asset Value Per Share	$ 14.733	$ 16.887	$ 17.483	$ 12.585	$ 13.554	$ 14.002
Service Class:
Net Assets	$ 98,049,880	$305,450,927	$245,748,236	$161,558,558	$728,337,374	$407,284,776
Shares Outstanding	6,658,417	18,100,686	14,088,428	12,840,090	53,766,351	29,106,693
Net Asset Value Per Share	$ 14.726	$ 16.875	$ 17.443	$ 12.582	$ 13.546	$ 13.993
LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$118,678,201	$433,399,633	$374,508,665	$155,920,949	$708,624,314	$433,424,348
Distributable earnings/(accumulated loss)	28,468,624	139,827,265	133,253,124	27,878,008	156,668,145	93,054,913
TOTAL NET ASSETS	$147,146,825	$573,226,898	$507,761,789	$183,798,957	$865,292,459	$526,479,261
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–18

LVIP SSGA Allocation Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,422,040	$ 8,726,034	$ 7,577,814	$ 3,522,498	$16,489,728	$10,747,221
Dividends from unaffiliated investments	381,213	1,715,289	1,452,580	341,676	1,558,216	462,733
	2,803,253	10,441,323	9,030,394	3,864,174	18,047,944	11,209,954
EXPENSES:
Distribution fees-Service Class	221,737	693,874	554,694	383,153	1,701,680	951,510
Management fees	193,403	764,842	664,070	260,302	1,198,474	719,264
Accounting and administration expenses	57,195	85,059	80,201	60,655	106,956	83,345
Shareholder servicing fees	37,391	147,869	128,387	50,325	231,705	139,058
Professional fees	23,624	28,084	26,948	23,198	30,956	26,939
Reports and statements to shareholders	7,466	19,456	17,798	8,623	45,202	18,365
Custodian fees	6,483	10,349	12,268	8,965	23,750	16,595
Trustees’ fees and expenses	3,127	12,415	10,801	4,307	19,804	11,901
Consulting fees	2,346	2,607	2,559	2,378	2,818	2,601
Index fees	665	2,612	2,273	—	—	—
Pricing fees	116	157	116	143	177	208
Other	2,672	4,637	4,513	4,134	12,911	8,394
	556,225	1,771,961	1,504,628	806,183	3,374,433	1,978,180
Less:
Expenses reimbursed	(76,618)	—	—	—	—	—
Total operating expenses	479,607	1,771,961	1,504,628	806,183	3,374,433	1,978,180
NET INVESTMENT INCOME	2,323,646	8,669,362	7,525,766	3,057,991	14,673,511	9,231,774
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	360,627	672,231	(400,433)	1,718,343	7,211,775	2,503,981
Sale of unaffiliated investments	38,124	352,515	13,913	101,609	422,085	188,482
Distributions from affiliated investment companies	661,150	4,349,031	4,298,063	779,974	5,823,119	3,843,947
Net realized gain	1,059,901	5,373,777	3,911,543	2,599,926	13,456,979	6,536,410
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	9,336,805	46,833,333	40,431,016	8,241,763	39,887,811	23,541,620
Unaffiliated investments	2,086,040	10,050,462	9,893,946	1,392,555	6,427,714	1,862,420
LVIP SSGA Allocation Funds–19

LVIP SSGA Allocation Funds
Statements of Operations (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Net change in unrealized appreciation (depreciation)	11,422,845	56,883,795	50,324,962	9,634,318	46,315,525	25,404,040
NET REALIZED AND UNREALIZED GAIN	12,482,746	62,257,572	54,236,505	12,234,244	59,772,504	31,940,450
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,806,392	$70,926,934	$61,762,271	$15,292,235	$74,446,015	$41,172,224
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–20

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,323,646	$ 2,469,665	$ 8,669,362	$ 9,183,228	$ 7,525,766	$ 8,223,377
Net realized gain	1,059,901	1,122,152	5,373,777	6,789,216	3,911,543	6,724,649
Net change in unrealized appreciation (depreciation)	11,422,845	11,825,116	56,883,795	56,562,992	50,324,962	57,228,034
Net increase in net assets resulting from operations	14,806,392	15,416,933	70,926,934	72,535,436	61,762,271	72,176,060
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,417,880)	(1,183,711)	(8,638,134)	(5,898,491)	(9,317,645)	(6,393,474)
Service Class	(2,640,565)	(2,357,038)	(9,198,858)	(7,547,754)	(8,349,970)	(6,478,548)
	(4,058,445)	(3,540,749)	(17,836,992)	(13,446,245)	(17,667,615)	(12,872,022)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,223,839	5,638,431	44,343,131	49,578,870	29,479,975	39,052,794
Service Class	28,869,559	15,921,747	27,426,939	37,966,249	20,905,694	31,753,214
Reinvestment of dividends and distributions:
Standard Class	1,417,880	1,183,711	8,638,134	5,898,491	9,317,645	6,393,474
Service Class	2,640,565	2,357,038	9,198,858	7,547,754	8,349,970	6,478,548
	45,151,843	25,100,927	89,607,062	100,991,364	68,053,284	83,678,030
Cost of shares redeemed:
Standard Class	(6,719,602)	(3,964,968)	(19,799,281)	(12,462,190)	(14,321,706)	(11,596,070)
Service Class	(24,071,605)	(15,922,536)	(42,625,969)	(41,257,431)	(38,530,616)	(47,108,633)
	(30,791,207)	(19,887,504)	(62,425,250)	(53,719,621)	(52,852,322)	(58,704,703)
Increase (decrease) in net assets derived from capital share transactions	14,360,636	5,213,423	27,181,812	47,271,743	15,200,962	24,973,327
NET INCREASE (DECREASE) IN NET ASSETS	25,108,583	17,089,607	80,271,754	106,360,934	59,295,618	84,277,365
NET ASSETS:
Beginning of year	122,038,242	104,948,635	492,955,144	386,594,210	448,466,171	364,188,806
End of year	$147,146,825	$122,038,242	$573,226,898	$492,955,144	$507,761,789	$448,466,171
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–21

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,057,991	$ 3,977,095	$ 14,673,511	$ 18,486,005	$ 9,231,774	$ 11,586,318
Net realized gain	2,599,926	3,400,785	13,456,979	20,415,788	6,536,410	13,359,454
Net change in unrealized appreciation (depreciation)	9,634,318	15,681,287	46,315,525	88,633,932	25,404,040	56,422,394
Net increase in net assets resulting from operations	15,292,235	23,059,167	74,446,015	127,535,725	41,172,224	81,368,166
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(892,280)	(861,655)	(6,190,956)	(5,435,391)	(5,515,317)	(4,481,150)
Service Class	(6,191,329)	(6,401,849)	(32,105,402)	(33,520,794)	(18,766,952)	(18,087,010)
	(7,083,609)	(7,263,504)	(38,296,358)	(38,956,185)	(24,282,269)	(22,568,160)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,180,202	2,314,406	19,423,217	14,301,357	18,231,141	17,548,720
Service Class	13,427,121	14,142,775	21,702,408	32,589,428	14,475,285	22,910,954
Reinvestment of dividends and distributions:
Standard Class	892,280	861,655	6,190,956	5,435,391	5,515,317	4,481,150
Service Class	6,191,329	6,401,849	32,105,402	33,520,794	18,766,952	18,087,010
	22,690,932	23,720,685	79,421,983	85,846,970	56,988,695	63,027,834
Cost of shares redeemed:
Standard Class	(2,844,504)	(1,735,662)	(11,728,595)	(7,388,524)	(12,182,730)	(7,319,954)
Service Class	(28,104,386)	(34,930,355)	(93,791,514)	(127,450,744)	(67,296,777)	(71,825,052)
	(30,948,890)	(36,666,017)	(105,520,109)	(134,839,268)	(79,479,507)	(79,145,006)
Increase (decrease) in net assets derived from capital share transactions	(8,257,958)	(12,945,332)	(26,098,126)	(48,992,298)	(22,490,812)	(16,117,172)
NET INCREASE (DECREASE) IN NET ASSETS	(49,332)	2,850,331	10,051,531	39,587,242	(5,600,857)	42,682,834
NET ASSETS:
Beginning of year	183,848,289	180,997,958	855,240,928	815,653,686	532,080,118	489,397,284
End of year	$183,798,957	$183,848,289	$ 865,292,459	$ 855,240,928	$526,479,261	$532,080,118
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–22

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.532	$ 12.157	$ 13.090	$ 12.117	$ 11.876
Income (loss) from investment operations:
Net investment income[1]	0.273	0.306	0.300	0.287	0.261
Net realized and unrealized gain (loss)	1.368	1.495	(0.867)	1.011	0.333
Total from investment operations	1.641	1.801	(0.567)	1.298	0.594
Less dividends and distributions from:
Net investment income	(0.294)	(0.319)	(0.307)	(0.288)	(0.262)
Net realized gain	(0.146)	(0.107)	(0.059)	(0.037)	(0.091)
Total dividends and distributions	(0.440)	(0.426)	(0.366)	(0.325)	(0.353)
Net asset value, end of period	$ 14.733	$ 13.532	$ 12.157	$ 13.090	$ 12.117
Total return[2]	12.18%	14.83%	(4.34%)	10.72%	5.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 49,097	$ 38,885	$ 32,361	$ 29,018	$20,170
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.26%	0.29%	0.35%	0.34%	0.33%
Ratio of net investment income to average net assets	1.97%	2.33%	2.32%	2.24%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	2.24%	2.17%	2.10%	2.00%
Portfolio turnover	31%	15%	20%	15%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–23

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.528	$ 12.156	$ 13.086	$ 12.115	$ 11.875
Income (loss) from investment operations:
Net investment income[1]	0.238	0.273	0.267	0.254	0.229
Net realized and unrealized gain (loss)	1.366	1.492	(0.864)	1.010	0.334
Total from investment operations	1.604	1.765	(0.597)	1.264	0.563
Less dividends and distributions from:
Net investment income	(0.260)	(0.286)	(0.274)	(0.256)	(0.232)
Net realized gain	(0.146)	(0.107)	(0.059)	(0.037)	(0.091)
Total dividends and distributions	(0.406)	(0.393)	(0.333)	(0.293)	(0.323)
Net asset value, end of period	$ 14.726	$ 13.528	$ 12.156	$ 13.086	$ 12.115
Total return[2]	11.91%	14.54%	(4.57%)	10.44%	4.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 98,050	$ 83,153	$ 72,588	$ 79,324	$75,725
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.51%	0.54%	0.60%	0.59%	0.58%
Ratio of net investment income to average net assets	1.72%	2.08%	2.07%	1.99%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.99%	1.92%	1.85%	1.75%
Portfolio turnover	31%	15%	20%	15%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–24

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 15.344	$ 13.362	$ 14.659	$ 13.119	$ 12.703
Income (loss) from investment operations:
Net investment income[1]	0.282	0.325	0.325	0.311	0.287
Net realized and unrealized gain (loss)	1.817	2.108	(1.255)	1.597	0.556
Total from investment operations	2.099	2.433	(0.930)	1.908	0.843
Less dividends and distributions from:
Net investment income	(0.343)	(0.342)	(0.324)	(0.313)	(0.273)
Net realized gain	(0.213)	(0.109)	(0.043)	(0.055)	(0.154)
Total dividends and distributions	(0.556)	(0.451)	(0.367)	(0.368)	(0.427)
Net asset value, end of period	$ 16.887	$ 15.344	$ 13.362	$ 14.659	$ 13.119
Total return[2]	13.83%	18.24%	(6.27%)	14.55%	6.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$267,776	$208,502	$142,597	$122,827	$81,080
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.20%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.24%	0.31%	0.30%	0.29%
Ratio of net investment income to average net assets	1.84%	2.21%	2.23%	2.20%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	2.18%	2.13%	2.10%	2.10%
Portfolio turnover	23%	10%	11%	11%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–25

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 15.337	$ 13.359	$ 14.653	$ 13.116	$ 12.702
Income (loss) from investment operations:
Net investment income[1]	0.243	0.288	0.288	0.275	0.253
Net realized and unrealized gain (loss)	1.812	2.104	(1.251)	1.595	0.555
Total from investment operations	2.055	2.392	(0.963)	1.870	0.808
Less dividends and distributions from:
Net investment income	(0.304)	(0.305)	(0.288)	(0.278)	(0.240)
Net realized gain	(0.213)	(0.109)	(0.043)	(0.055)	(0.154)
Total dividends and distributions	(0.517)	(0.414)	(0.331)	(0.333)	(0.394)
Net asset value, end of period	$ 16.875	$ 15.337	$ 13.359	$ 14.653	$ 13.116
Total return[2]	13.55%	17.94%	(6.50%)	14.27%	6.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$305,451	$284,453	$243,997	$255,446	$221,867
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.45%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.49%	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets	1.59%	1.96%	1.98%	1.95%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.93%	1.88%	1.85%	1.85%
Portfolio turnover	23%	10%	11%	11%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–26

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 15.891	$ 13.689	$ 15.191	$ 13.311	$ 12.833
Income (loss) from investment operations:
Net investment income[1]	0.287	0.323	0.325	0.313	0.291
Net realized and unrealized gain (loss)	1.950	2.371	(1.466)	1.944	0.652
Total from investment operations	2.237	2.694	(1.141)	2.257	0.943
Less dividends and distributions from:
Net investment income	(0.389)	(0.353)	(0.315)	(0.314)	(0.283)
Net realized gain	(0.256)	(0.139)	(0.046)	(0.063)	(0.182)
Total dividends and distributions	(0.645)	(0.492)	(0.361)	(0.377)	(0.465)
Net asset value, end of period	$ 17.483	$ 15.891	$ 13.689	$ 15.191	$ 13.311
Total return[2]	14.28%	19.73%	(7.42%)	16.97%	7.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$262,014	$214,176	$154,120	$141,716	$97,140
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.24%	0.31%	0.31%	0.29%
Ratio of net investment income to average net assets	1.83%	2.13%	2.16%	2.16%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.83%	2.10%	2.06%	2.06%	2.11%
Portfolio turnover	22%	13%	11%	10%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–27

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 15.860	$ 13.664	$ 15.164	$ 13.291	$ 12.815
Income (loss) from investment operations:
Net investment income[1]	0.246	0.284	0.287	0.275	0.257
Net realized and unrealized gain (loss)	1.941	2.365	(1.461)	1.938	0.652
Total from investment operations	2.187	2.649	(1.174)	2.213	0.909
Less dividends and distributions from:
Net investment income	(0.348)	(0.314)	(0.280)	(0.277)	(0.251)
Net realized gain	(0.256)	(0.139)	(0.046)	(0.063)	(0.182)
Total dividends and distributions	(0.604)	(0.453)	(0.326)	(0.340)	(0.433)
Net asset value, end of period	$ 17.443	$ 15.860	$ 13.664	$ 15.164	$ 13.291
Total return[2]	13.99%	19.43%	(7.66%)	16.67%	7.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$245,748	$234,290	$210,069	$204,497	$177,056
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.49%	0.56%	0.56%	0.54%
Ratio of net investment income to average net assets	1.58%	1.88%	1.91%	1.19%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.85%	1.81%	1.81%	1.86%
Portfolio turnover	22%	13%	11%	10%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–28

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.966	$ 10.983	$ 12.054	$ 11.489	$ 11.265
Income (loss) from investment operations:
Net investment income[1]	0.236	0.282	0.282	0.286	0.259
Net realized and unrealized gain (loss)	0.906	1.211	(0.882)	0.826	0.509
Total from investment operations	1.142	1.493	(0.600)	1.112	0.768
Less dividends and distributions from:
Net investment income	(0.256)	(0.323)	(0.348)	(0.411)	(0.265)
Net realized gain	(0.267)	(0.187)	(0.123)	(0.136)	(0.279)
Total dividends and distributions	(0.523)	(0.510)	(0.471)	(0.547)	(0.544)
Net asset value, end of period	$ 12.585	$ 11.966	$ 10.983	$ 12.054	$ 11.489
Total return[2]	9.68%	13.64%	(5.01%)	9.70%	6.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,240	$ 21,161	$ 18,119	$17,372	$13,873
Ratio of expenses to average net assets[3]	0.24%	0.24%	0.23%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.24%	0.27%	0.33%	0.31%	0.30%
Ratio of net investment income to average net assets	1.99%	2.39%	2.38%	2.37%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	2.36%	2.28%	2.27%	2.13%
Portfolio turnover	24%	13%	11%	12%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–29

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.966	$ 10.983	$ 12.051	$ 11.487	$ 11.264
Income (loss) from investment operations:
Net investment income[1]	0.206	0.252	0.252	0.255	0.229
Net realized and unrealized gain (loss)	0.903	1.211	(0.880)	0.825	0.509
Total from investment operations	1.109	1.463	(0.628)	1.080	0.738
Less dividends and distributions from:
Net investment income	(0.226)	(0.293)	(0.317)	(0.380)	(0.236)
Net realized gain	(0.267)	(0.187)	(0.123)	(0.136)	(0.279)
Total dividends and distributions	(0.493)	(0.480)	(0.440)	(0.516)	(0.515)
Net asset value, end of period	$ 12.582	$ 11.966	$ 10.983	$ 12.051	$ 11.487
Total return[2]	9.40%	13.36%	(5.25%)	9.43%	6.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,559	$162,687	$162,879	$198,858	$194,743
Ratio of expenses to average net assets[3]	0.49%	0.49%	0.48%	0.46%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.49%	0.52%	0.58%	0.56%	0.55%
Ratio of net investment income to average net assets	1.74%	2.14%	2.13%	2.12%	1.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	2.11%	2.03%	2.02%	1.88%
Portfolio turnover	24%	13%	11%	12%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–30

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 12.950	$ 11.659	$ 13.162	$ 12.285	$ 11.863
Income (loss) from investment operations:
Net investment income[1]	0.256	0.304	0.300	0.315	0.274
Net realized and unrealized gain (loss)	0.988	1.617	(1.229)	1.293	0.816
Total from investment operations	1.244	1.921	(0.929)	1.608	1.090
Less dividends and distributions from:
Net investment income	(0.317)	(0.363)	(0.400)	(0.518)	(0.286)
Net realized gain	(0.323)	(0.267)	(0.174)	(0.213)	(0.382)
Total dividends and distributions	(0.640)	(0.630)	(0.574)	(0.731)	(0.668)
Net asset value, end of period	$ 13.554	$ 12.950	$ 11.659	$ 13.162	$ 12.285
Total return[2]	9.86%	16.57%	(7.12%)	13.15%	9.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$136,955	$116,658	$ 93,678	$ 93,340	$70,035
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.20%	0.20%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.24%	0.30%	0.30%	0.28%
Ratio of net investment income to average net assets	2.05%	2.40%	2.40%	2.41%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.05%	2.37%	2.30%	2.31%	2.14%
Portfolio turnover	21%	12%	11%	11%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–31

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 12.945	$ 11.655	$ 13.154	$ 12.280	$ 11.859
Income (loss) from investment operations:
Net investment income[1]	0.224	0.272	0.288	0.282	0.242
Net realized and unrealized gain (loss)	0.984	1.615	(1.246)	1.290	0.817
Total from investment operations	1.208	1.887	(0.958)	1.572	1.059
Less dividends and distributions from:
Net investment income	(0.284)	(0.330)	(0.367)	(0.485)	(0.256)
Net realized gain	(0.323)	(0.267)	(0.174)	(0.213)	(0.382)
Total dividends and distributions	(0.607)	(0.597)	(0.541)	(0.698)	(0.638)
Net asset value, end of period	$ 13.546	$ 12.945	$ 11.655	$ 13.154	$ 12.280
Total return[2]	9.59%	16.28%	(7.36%)	12.86%	9.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$728,337	$738,583	$721,976	$860,665	$817,187
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.45%	0.45%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.49%	0.55%	0.55%	0.53%
Ratio of net investment income to average net assets	1.80%	2.15%	2.15%	2.16%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.80%	2.12%	2.05%	2.06%	1.89%
Portfolio turnover	21%	12%	11%	11%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–32

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.483	$ 12.014	$ 13.646	$ 12.567	$ 12.036
Income (loss) from investment operations:
Net investment income[1]	0.271	0.321	0.332	0.333	0.291
Net realized and unrealized gain (loss)	0.937	1.762	(1.447)	1.531	0.957
Total from investment operations	1.208	2.083	(1.115)	1.864	1.248
Less dividends and distributions from:
Net investment income	(0.337)	(0.380)	(0.435)	(0.558)	(0.300)
Net realized gain	(0.352)	(0.234)	(0.082)	(0.227)	(0.417)
Total dividends and distributions	(0.689)	(0.614)	(0.517)	(0.785)	(0.717)
Net asset value, end of period	$ 14.002	$ 13.483	$ 12.014	$ 13.646	$ 12.567
Total return[2]	9.28%	17.43%	(8.20%)	14.89%	10.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,194	$103,328	$ 78,667	$ 76,979	$ 56,314
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.20%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.24%	0.31%	0.30%	0.28%
Ratio of net investment income to average net assets	2.13%	2.45%	2.46%	2.46%	2.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	2.42%	2.36%	2.36%	2.25%
Portfolio turnover	22%	13%	14%	12%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–33

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.477	$ 12.009	$ 13.636	$ 12.560	$ 12.032
Income (loss) from investment operations:
Net investment income[1]	0.238	0.288	0.298	0.298	0.259
Net realized and unrealized gain (loss)	0.934	1.760	(1.443)	1.529	0.955
Total from investment operations	1.172	2.048	(1.145)	1.827	1.214
Less dividends and distributions from:
Net investment income	(0.304)	(0.346)	(0.400)	(0.524)	(0.269)
Net realized gain	(0.352)	(0.234)	(0.082)	(0.227)	(0.417)
Total dividends and distributions	(0.656)	(0.580)	(0.482)	(0.751)	(0.686)
Net asset value, end of period	$ 13.993	$ 13.477	$ 12.009	$ 13.636	$ 12.560
Total return[2]	9.01%	17.14%	(8.43%)	14.61%	10.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$407,285	$428,752	$410,730	$489,278	$438,523
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.45%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.49%	0.56%	0.55%	0.53%
Ratio of net investment income to average net assets	1.88%	2.20%	2.21%	2.21%	2.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	2.17%	2.11%	2.11%	2.00%
Portfolio turnover	22%	13%	14%	12%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.
The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.15% of each Fund’s average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2022	2023	Total
LVIP SSGA Conservative Index Allocation Fund	$53,208	$76,618	$ 129,826
SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$7,843	$31,090	$27,031	$10,724	$49,324	$29,634
Legal	1,387	5,499	4,782	1,898	8,729	5,245
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing	$5,101	$13,609	$12,633	$5,874	$36,888	$12,935
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable due from LIAC	$ 7,866	$ —	$ —	$ —	$ —	$ —
Management fees payable to LIAC	18,473	72,015	63,391	23,257	108,975	66,186
Distribution fees payable to LFD	20,635	64,017	51,291	34,103	153,041	85,703
Printing and mailing fees payable to Lincoln Life	—	—	—	46	657	100
Shareholder servicing fees payable to Lincoln Life	3,572	13,923	12,255	4,496	21,068	12,796
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$2,173,229	$2,608,256	$1,707,874	$519,903	$ 464,135	$ 627,419
Sales	768,794	1,548,769	1,315,984	800,844	2,359,938	1,306,487
Net realized gain (loss)	(23,284)	(43,507)	(39,788)	4,654	13,033	9,610
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP SSGA Conservative Index Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-86.01%@
Equity Funds-22.18%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 3,686,704	$ 2,125,076	$ 1,987,764	$ (97,657)	$ 717,572	$ 4,443,931	348,189	$ 70,112	$210,889
✧✧LVIP SSGA S&P 500 Index Fund	20,953,170	8,740,070	8,236,943	338,167	3,428,182	25,222,646	1,047,148	376,963	329,684
✧✧LVIP SSGA Small-Cap Index Fund	2,453,064	1,367,806	1,484,703	95,069	532,445	2,963,681	82,533	31,283	120,577
Fixed Income Fund-49.76%@
✧✧LVIP SSGA Bond Index Fund	60,844,093	26,444,468	16,902,759	194,101	2,644,841	73,224,744	6,073,214	1,455,464	—
International Equity Fund-14.07%@
✧✧LVIP SSGA International Index Fund	17,084,036	7,997,577	6,218,472	(169,053)	2,013,765	20,707,853	1,996,130	488,218	—
Total	$105,021,067	$46,674,997	$34,830,641	$ 360,627	$9,336,805	$126,562,855		$2,422,040	$661,150

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Index Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-83.98%@
Equity Funds-34.16%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 29,724,424	$ 10,570,291	$10,577,760	$(497,219)	$ 5,299,871	$ 34,519,607	2,704,662	$ 531,170	$1,626,383
✧✧LVIP SSGA S&P 500 Index Fund	119,253,358	23,567,598	25,289,163	945,573	19,826,192	138,303,558	5,741,834	2,012,266	1,787,804
✧✧LVIP SSGA Small-Cap Index Fund	19,777,751	6,588,245	8,215,234	393,963	4,474,187	23,018,912	641,035	237,112	934,844
Fixed Income Fund-29.78%@
✧✧LVIP SSGA Bond Index Fund	147,181,138	52,010,414	35,237,940	269,319	6,457,503	170,680,434	14,156,128	3,295,457	—
International Equity Fund-20.04%@
✧✧LVIP SSGA International Index Fund	98,398,080	24,606,680	18,452,405	(439,405)	10,775,580	114,888,530	11,074,661	2,650,029	—
Total	$414,334,751	$117,343,228	$97,772,502	$ 672,231	$46,833,333	$481,411,041		$8,726,034	$4,349,031

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP SSGA Moderately Aggressive Index Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.96%@
Equity Funds-38.15%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 31,487,242	$ 9,554,687	$ 9,632,600	$(644,075)	$ 4,871,299	$ 35,636,553	2,792,177	$ 535,890	$1,629,780
✧✧LVIP SSGA S&P 500 Index Fund	117,299,596	17,062,595	19,629,568	653,355	17,202,768	132,588,746	5,504,577	1,887,395	1,666,496
✧✧LVIP SSGA Small-Cap Index Fund	22,446,901	6,251,411	8,032,910	249,079	4,543,579	25,458,060	708,960	256,225	1,001,787
Fixed Income Fund-24.79%@
✧✧LVIP SSGA Bond Index Fund	111,363,266	39,880,769	30,227,183	329,400	4,532,450	125,878,702	10,440,301	2,380,270	—
International Equity Fund-22.02%@
✧✧LVIP SSGA International Index Fund	98,275,295	19,724,959	14,462,911	(988,192)	9,280,920	111,830,071	10,779,841	2,518,034	—
Total	$380,872,300	$92,474,421	$81,985,172	$(400,433)	$40,431,016	$431,392,132		$7,577,814	$4,298,063

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Conservative Structured Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.16%@
Equity Funds-22.54%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 15,227,202	$ 4,529,493	$ 5,669,098	$ 71,051	$ 692,565	$ 14,851,213	1,149,741	$ 363,759	$281,831
✧✧LVIP SSGA Mid-Cap Index Fund	3,775,749	1,200,553	1,635,786	(10,188)	500,435	3,830,763	300,146	52,051	165,805
✧✧LVIP SSGA S&P 500 Index Fund	15,167,773	3,162,082	5,971,944	1,865,341	599,070	14,822,322	615,366	212,200	189,149
✧✧LVIP SSGA Small-Cap Index Fund	3,779,637	1,143,571	1,700,291	322,495	414,853	3,960,265	110,286	34,380	143,189
✧✧LVIP SSGA Small-Mid Cap 200 Fund	3,746,853	1,398,855	1,806,964	(276,270)	894,233	3,956,707	299,978	92,634	—
Fixed Income Fund-48.93%@
✧✧LVIP SSGA Bond Index Fund	90,175,408	18,555,964	22,820,669	294,630	3,733,797	89,939,130	7,459,495	1,911,314	—
International Equity Funds-18.69%@
✧✧LVIP SSGA Developed International 150 Fund	13,086,959	3,686,879	3,186,642	(477,657)	186,340	13,295,879	1,742,579	320,077	—
✧✧LVIP SSGA Emerging Markets 100 Fund	7,723,231	1,815,082	1,887,497	(468,810)	642,348	7,824,354	917,490	242,271	—
✧✧LVIP SSGA International Index Fund	13,196,469	2,632,553	3,580,755	397,751	578,122	13,224,140	1,274,739	293,812	—
Total	$165,879,281	$38,125,032	$48,259,646	$1,718,343	$8,241,763	$165,704,773		$3,522,498	$779,974

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Structured Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.21%@
Equity Funds-34.47%@
✧✧LVIP SSGA Large Cap 100 Fund	$105,262,803	$ 22,104,479	$ 27,689,988	$ (1,381,454)	$ 5,448,392	$103,744,232	8,031,604	$ 2,537,881	$1,964,698
✧✧LVIP SSGA Mid-Cap Index Fund	34,799,526	7,998,823	11,161,145	13,897	4,022,073	35,673,174	2,795,046	484,137	1,541,299
✧✧LVIP SSGA S&P 500 Index Fund	104,848,603	12,565,439	29,688,377	11,106,244	4,712,453	103,544,362	4,298,766	1,480,509	1,319,003
✧✧LVIP SSGA Small-Cap Index Fund	26,128,361	5,593,762	8,823,536	1,732,980	3,025,808	27,657,375	770,207	239,828	998,119
✧✧LVIP SSGA Small-Mid Cap 200 Fund	25,901,246	7,663,518	9,834,994	(1,484,527)	5,384,532	27,629,775	2,094,752	646,042	—
Fixed Income Fund-29.04%@
✧✧LVIP SSGA Bond Index Fund	249,287,486	59,136,923	67,902,960	683,030	10,077,320	251,281,799	20,841,154	5,333,029	—
International Equity Funds-26.70%@
✧✧LVIP SSGA Developed International 150 Fund	86,146,259	17,649,936	12,753,135	(2,097,436)	(510,616)	88,435,008	11,590,434	2,126,344	—
✧✧LVIP SSGA Emerging Markets 100 Fund	53,397,410	8,043,311	7,492,150	(2,284,024)	2,984,456	54,649,003	6,408,185	1,690,144	—
✧✧LVIP SSGA International Index Fund	86,872,927	9,533,141	14,105,075	923,065	4,743,393	87,967,451	8,479,608	1,951,814	—
Total	$772,644,621	$150,289,332	$189,451,360	$ 7,211,775	$39,887,811	$780,582,179		$16,489,728	$5,823,119

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–41

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.14%@
Equity Funds-38.35%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 70,537,289	$13,765,244	$ 18,143,559	$(1,481,784)	$ 3,269,462	$ 67,946,652	5,260,250	$ 1,664,213	$1,266,276
✧✧LVIP SSGA Mid-Cap Index Fund	21,526,457	4,616,027	6,720,526	(63,437)	2,209,505	21,568,026	1,689,887	293,041	923,859
✧✧LVIP SSGA S&P 500 Index Fund	70,262,614	7,460,053	19,469,489	7,077,723	2,497,334	67,828,235	2,815,969	971,014	858,224
✧✧LVIP SSGA Small-Cap Index Fund	21,549,542	4,286,991	7,070,674	1,207,973	2,319,452	22,293,284	620,827	193,518	795,588
✧✧LVIP SSGA Small-Mid Cap 200 Fund	21,363,327	6,140,256	8,020,093	(1,309,125)	4,085,331	22,259,696	1,687,619	519,198	—
Fixed Income Fund-24.05%@
✧✧LVIP SSGA Bond Index Fund	128,549,285	35,862,560	43,102,826	552,242	4,779,329	126,640,590	10,503,491	2,690,441	—
International Equity Funds-32.74%@
✧✧LVIP SSGA Developed International 150 Fund	58,619,658	11,556,064	9,010,780	(1,565,565)	(802,182)	58,797,195	7,706,054	1,414,656	—
✧✧LVIP SSGA Emerging Markets 100 Fund	55,047,403	7,636,018	7,731,354	(2,387,229)	2,493,801	55,058,639	6,456,220	1,704,864	—
✧✧LVIP SSGA International Index Fund	59,113,015	5,786,441	9,560,078	473,183	2,689,588	58,502,149	5,639,305	1,296,276	—
Total	$506,568,590	$97,109,654	$128,829,379	$ 2,503,981	$23,541,620	$500,894,466		$10,747,221	$3,843,947

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$51,577,782	$136,993,281	$105,106,876	$41,112,415	$168,724,720	$103,395,109
Sales	39,694,692	115,863,586	95,939,343	52,243,372	210,771,526	136,476,220
LVIP SSGA Allocation Funds–42

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$119,541,671	$437,095,596	$376,974,456	$157,427,409	$716,511,453	$438,289,056
Aggregate unrealized appreciation of investments	$ 27,673,997	$136,547,598	$130,945,973	$ 26,537,374	$149,104,013	$ 88,693,600
Aggregate unrealized depreciation of investments	—	—	—	—	—	—
Net unrealized appreciation of investments	$ 27,673,997	$136,547,598	$130,945,973	$ 26,537,374	$149,104,013	$ 88,693,600
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$126,562,855	$481,411,041	$431,392,132	$165,704,773	$780,582,179	$500,894,466
LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Unaffiliated Investment Companies	$ 20,652,813	$ 92,232,153	$ 76,528,297	$ 18,260,010	$ 85,033,287	$ 26,088,190
Total Investments	$147,215,668	$573,643,194	$507,920,429	$183,964,783	$865,615,466	$526,982,656
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, return of capital distributions from the Underlying Funds and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year ended December 31, 2020
Ordinary income	$2,979,183	$10,733,894	$ 9,810,867	$4,306,500	$19,289,137	$11,890,043
Long-term capital gains	1,079,262	7,103,098	7,856,748	2,777,109	19,007,221	12,392,226
Total	$4,058,445	$17,836,992	$17,667,615	$7,083,609	$38,296,358	$24,282,269
Year ended December 31, 2019
Ordinary income	$2,624,846	$ 9,484,850	$ 8,469,488	$4,241,840	$20,087,822	$12,539,985
Long-term capital gains	915,903	3,961,395	4,402,534	3,021,664	18,868,363	10,028,175
Total	$3,540,749	$13,446,245	$12,872,022	$7,263,504	$38,956,185	$22,568,160
LVIP SSGA Allocation Funds–44

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed ordinary income	$ 323,312	$ —	$ —	$ 3,967	$ —	$ —
Undistributed long-term capital gains	471,318	3,279,667	2,307,152	1,336,669	7,564,132	4,361,310
Other temporary differences	(2)	—	—	(2)	—	3
Net unrealized appreciation	27,673,996	136,547,598	130,945,972	26,537,374	149,104,013	88,693,600
Distributable earnings/(accumulated loss)	$28,468,624	$139,827,265	$133,253,124	$27,878,008	$156,668,145	$93,054,913
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.   At December 31, 2020, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	867,316	430,183	2,989,891	3,379,446	1,866,535	2,583,645
Service Class	2,119,120	1,215,230	1,785,089	2,580,844	1,372,902	2,104,098
Shares reinvested:
Standard Class	97,489	87,506	528,436	385,689	554,018	404,800
Service Class	181,932	174,424	564,691	494,350	499,498	411,583
	3,265,857	1,907,343	5,868,107	6,840,329	4,292,953	5,504,126
Shares redeemed:
Standard Class	(506,083)	(305,937)	(1,249,725)	(848,563)	(911,721)	(769,498)
Service Class	(1,789,236)	(1,214,421)	(2,795,383)	(2,793,908)	(2,556,038)	(3,116,970)
	(2,295,319)	(1,520,358)	(4,045,108)	(3,642,471)	(3,467,759)	(3,886,468)
Net increase (decrease)	970,538	386,985	1,822,999	3,197,858	825,194	1,617,658

LVIP SSGA Allocation Funds–45

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	181,049	194,481	1,556,954	1,135,534	1,380,601	1,335,686
Service Class	1,131,532	1,201,982	1,730,737	2,592,073	1,197,131	1,758,573
Shares reinvested:
Standard Class	72,285	72,000	473,970	421,758	412,594	334,562
Service Class	502,613	535,428	2,467,981	2,605,613	1,411,761	1,353,144
	1,887,479	2,003,891	6,229,642	6,754,978	4,402,087	4,781,965
Shares redeemed:
Standard Class	(254,471)	(147,852)	(935,244)	(583,686)	(944,136)	(555,105)
Service Class	(2,390,025)	(2,971,498)	(7,487,385)	(10,086,789)	(5,315,290)	(5,500,367)
	(2,644,496)	(3,119,350)	(8,422,629)	(10,670,475)	(6,259,426)	(6,055,472)
Net increase (decrease)	(757,017)	(1,115,459)	(2,192,987)	(3,915,497)	(1,857,339)	(1,273,507)
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
8. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP SSGA Allocation Funds–46

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Allocation Funds–47

LVIP SSGA Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2020. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP SSGA Index Allocation Fund of Funds: LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund
The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing and cash drag in the underlying funds. The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
LVIP SSGA Allocation Funds–48

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees, flows via quarterly rebalancing, and cash drag in the underlying funds. The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board noted that the investment management fee for LVIP SSGA Conservative Index Allocation Fund was lower than the median net investment management fee of its Morningstar peer group. The Board noted that the investment management fee for LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also noted that LVIP SSGA Moderate Index Allocation Fund’s and LVIP SSGA Moderately Aggressive Index Allocation Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for LVIP SSGA Conservative Index Allocation Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
LVIP SSGA Structured Allocation Fund of Funds: LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, LVIP SSGA Moderately Aggressive Structured Allocation Fund
The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five year periods. The Board noted LIAC’s comments that underperformance was due to fees of the underlying funds, and value and size biases. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions favoring growth strategies over value strategies. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees of the underlying funds, and value and size biases. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions favoring growth strategies over value strategies. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board noted LIAC’s comments that underperformance was due to fees of the underlying funds, and value and size biases. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions favoring growth strategies over value strategies. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board noted that the investment management fee for each Fund was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
LVIP SSGA Allocation Funds–49

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP SSGA Allocation Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Allocation Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Allocation Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Allocation Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Allocation Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Allocation Funds–55

LVIP SSGA Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 7.49% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.
As 2020 comes to a close, people around the world are no doubt breathing a sigh of relief and looking forward to 2021 with hopes for a more stable global economic situation and the elimination of Covid-19. Just one year ago, economists were predicting a continuation of the slow expansion that we had been seeing in years past. Instead, 2020 brought a global pandemic that roiled markets and devastated global economies. In addition, in the US specifically, investors had to digest the anticipation and subsequent realization of a contested presidential election as well as the repercussions of a divided congress.
In response to market turmoil brought about by the pandemic, the US Federal Reserve (the Fed), who in the beginning of the year was comfortable holding rates steady at 1.50%-1.75% through 2021, first cut rates off-cycle by 50 basis points (bps), before following up with a 100 bps cut to a zero lower bound in March. Due to the all but non-existent liquidity, the Fed announced 12 different programs to enhance market liquidity, including unlimited quantitative easing. In addition, congress passed a historic $2 trillion stimulus package with provisions aimed at helping American workers, small businesses and industries grappling with the economic disruption. The massive amounts of aid provided by both the Fed and congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. In fact, at the final Federal Open Market Committee (FOMC) meeting of the year, Fed Chair Powell was optimistic and said that he expected the economy to perform “strongly” in the second half of 2021, noting that the FOMC upgraded their forecast for economic growth in 2021 and 2022 to a median projection of 4.2% and 3.2% respectively (though they continued to expect to hold the federal funds rate near zero at least through 2023.)
Risk assets rallied throughout the year, bouncing back from their March lows swiftly and extending gains through December. Ten year treasury yields dropped from 191 bps to a historic low of 50 bps, but by the end of the year had climbed back up to 91 bps. Corporate debt markets widened to levels we had not seen since the financial crisis in the first quarter and spent the year slowly grinding back to just above January tights. The Bloomberg Barclays US Corporate Credit Index started the year at 93 bps, widened to 373 bps, and ended the year at 96 bps while the Bloomberg Barclays US High Yield Corporate Index started the year at 315 bps, widened to 1100 bps, and ended the year at 360 bps. Corporate new issuance reached record levels this year as borrowers took advantage of the low rates environment. By May, $1 trillion worth of debt sales had been brought to the market – far quicker than the previous record of $1 trillion by August (2017). Overall US Corporate issuance (both investment grade and high yield) for the year came to $2.29 trillion, a 58% increase year over year from 2019.
Though the markets stabilized throughout the year, economic data suffered from the ongoing strain of the pandemic. Unemployment jumped to 14.7% in April due to widespread shutdowns and though we have seen improvement, at 6.7% as of December 31st it’s still double what was reported pre-pandemic. Housing was a continuous bright spot throughout the year with purchases of new single-family homes advancing to the highest level in almost 14 years as record-low mortgage rates enticed buyers. Likewise, though business activity experienced a sharp downturn in Q1, the Purchasing Managers’ Index (PMI) showed a rebound starting in May that carried on throughout the year.
As the pandemic continues to rage on with deaths surpassing 3000 people per day in the United States, the November announcement of successful vaccine trials by multiple biotech and pharmaceutical companies has given hope that there is an end in sight to the pandemic. Though we are not out of the woods yet, vaccines have already started rolling out to front line medical personnel as well as the elderly around the world as of mid-December.
Main contributors to Fund performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Fed’s cut of interest rates to a zero lower bound in response to March’s liquidity crisis. In addition, record amounts of new issuance and the premium that historically often accompanies the new issue contributed positively to the Fund holding corporate bonds.
Portfolio Managers:
SSGA Funds Management, Inc.:	Marc Di Cosimo
Nicholas Fischer
Michael Pryzgoda
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,100 for the Standard Class shares and to $13,753 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 7.49%
Five Years	+ 4.12%
Ten Years	+ 3.50%
Service Class Shares
One Year	+ 7.23%
Five Years	+ 3.86%
Ten Years	+ 3.24%
1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,011.20	0.35%	$1.77
Service Class Shares	1,000.00	1,010.00	0.60%	3.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.78
Service Class Shares	1,000.00	1,022.10	0.60%	3.05

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.93%
Agency Mortgage-Backed Securities	26.55%
Agency Obligations	1.52%
Corporate Bonds	27.64%
Advertising	0.03%
Aerospace & Defense	0.55%
Agriculture	0.36%
Airlines	0.08%
Apparel	0.08%
Auto Manufacturers	0.41%
Auto Parts & Equipment	0.03%
Banks	5.86%
Beverages	0.73%
Biotechnology	0.31%
Building Materials	0.12%
Chemicals	0.41%
Commercial Services	0.23%
Computers	0.72%
Cosmetics & Personal Care	0.11%
Distribution/Wholesale	0.01%
Diversified Financial Services	0.96%
Electric	2.07%
Electrical Components & Equipment	0.02%
Electronics	0.20%
Environmental Control	0.08%
Food	0.36%
Forest Products & Paper	0.07%
Gas	0.16%
Hand Machine Tools	0.02%
Health Care Products	0.30%
Health Care Services	0.70%
Home Builders	0.03%
Home Furnishings	0.02%
Household Products Wares	0.05%
Insurance	0.85%
Internet	0.39%
Investment Company Security	0.06%
Iron & Steel	0.08%
Leisure Time	0.00%
Lodging	0.08%
Machinery Construction & Mining	0.11%
Machinery Diversified	0.18%
Media	1.03%
Metal Fabricate & Hardware	0.03%
Mining	0.15%
Security Type/Sector	Percentage of Net Assets
Miscellaneous Manufacturing	0.28%
Office Furnishings	0.00%
Oil & Gas	1.21%
Oil & Gas Services	0.09%
Packaging & Containers	0.05%
Pharmaceuticals	1.81%
Pipelines	0.98%
Private Equity	0.01%
Real Estate	0.01%
Real Estate Investment Trusts	0.96%
Retail	0.82%
Savings & Loans	0.01%
Semiconductors	0.55%
Software	0.77%
Telecommunications	1.37%
Textiles	0.01%
Toys Games Hobbies	0.02%
Transportation	0.61%
Trucking & Leasing	0.01%
Water	0.03%
Municipal Bonds	0.68%
Non-Agency Asset-Backed Securities	0.33%
Non-Agency Commercial Mortgage-Backed Securities	1.22%
Regional Bonds	0.26%
Sovereign Bonds	1.53%
Supranational Banks	1.46%
U.S. Treasury Obligations	37.05%
Money Market Fund	4.47%
Total Investments	103.64%
Liabilities Net of Receivables and Other Assets	(3.64%)
Total Net Assets	100.00%

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited) (continued)
Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	66.61%
AAA	4.07%
AA	4.92%
A	13.61%
BBB	10.74%
BB	0.01%
Non-Rated	0.04%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP SSGA Bond Index Fund–5

LVIP SSGA Bond Index Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.93%
Fannie Mae-Aces
•Series 2013-M12 APT 2.41% 3/25/23	366,818	$ 376,787
•Series 2014-M4 A2 3.35% 3/25/24	952,865	1,025,732
Series 2015-M1 A2 2.53% 9/25/24	469,554	499,664
•Series 2016-M13 A2 2.48% 9/25/26	1,600,000	1,725,816
•Series 2017-M15 ATS2 3.14% 11/25/27	500,000	542,125
•Series 2017-M3 A2 2.48% 12/25/26	800,000	871,460
•Series 2017-M8 A2 3.06% 5/25/27	350,000	393,563
•Series 2018-M1 A2 2.98% 12/25/27	185,000	208,289
Series 2020-M42 A2 1.27% 7/25/30	960,000	963,286
•Series 2020-M53 A2 1.68% 11/25/32	1,000,000	1,033,714
Series 2020-M8 A2 1.82% 2/25/30	144,700	152,459
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K026 A2 2.51% 11/25/22	1,000,000	1,031,873
♦•Series K030 A2 3.25% 4/25/23	4,700,000	4,971,968
♦Series K060 A2 3.30% 10/25/26	1,000,000	1,138,811
♦Series K067 AM 3.28% 8/25/27	800,000	917,890
♦•Series K069 A2 3.19% 9/25/27	1,400,000	1,604,670
♦Series K072 A2 3.44% 12/25/27	1,270,000	1,476,516
♦Series K089 A2 3.56% 1/25/29	714,286	844,190
♦Series K098 A2 2.43% 8/25/29	350,000	386,596
♦Series K102 A2 2.54% 10/25/29	1,000,000	1,109,328
♦Series K105 A2 1.87% 1/25/30	250,000	264,545
♦Series K108 A2 1.52% 3/25/30	222,222	229,492
♦Series K109 A2 1.56% 4/25/30	200,000	207,168
♦Series K110 A2 1.48% 4/25/30	160,714	165,363
♦Series K111 A2 1.35% 5/25/30	600,000	610,294
♦Series K113 A2 1.34% 6/25/30	500,000	508,037
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
♦Series K115 A2 1.38% 6/25/30	2,383,333	$ 2,436,491
♦Series K117 A2 1.41% 8/25/30	750,000	765,510
♦Series K121 A2 1.55% 10/25/30	400,000	413,429
♦Series K-1515 A2 1.94% 2/25/35	351,000	365,019
♦Series K723 A2 2.45% 8/25/23	500,000	524,189
♦Series K734 A2 3.21% 2/25/26	500,000	556,601
♦Series K737 A2 2.53% 10/25/26	1,500,000	1,637,647
Total Agency Commercial Mortgage-Backed Securities (Cost $28,285,628)		29,958,522
AGENCY MORTGAGE-BACKED SECURITIES–26.55%
Fannie Mae S.F. 10 yr 4.00% 5/1/23	1,583	1,678
Fannie Mae S.F. 15 yr
2.00% 9/1/35	3,934,843	4,112,999
2.00% 11/1/35	6,401,939	6,692,729
2.50% 10/1/27	470,787	496,568
2.50% 3/1/28	1,012,472	1,070,708
2.50% 4/1/28	1,354,446	1,415,860
2.50% 7/1/28	297,456	310,946
2.50% 9/1/28	525,057	548,828
2.50% 10/1/28	292,271	305,217
2.50% 3/1/29	1,339,699	1,399,576
2.50% 2/1/30	954,958	1,004,618
2.50% 5/1/30	378,062	395,100
2.50% 2/1/31	2,253,495	2,355,056
2.50% 7/1/31	929,709	980,683
2.50% 10/1/31	997,243	1,042,333
2.50% 12/1/32	1,234,955	1,289,796
2.50% 2/1/35	4,975,045	5,185,752
2.50% 8/1/35	1,889,949	1,970,420
3.00% 11/1/26	808,067	849,315
3.00% 6/1/27	215,971	226,976
3.00% 8/1/27	395,865	415,905
3.00% 9/1/27	1,667,988	1,751,311
3.00% 10/1/27	246,961	259,621
3.00% 12/1/27	76,755	80,689
3.00% 8/1/29	1,160,589	1,219,669
3.00% 4/1/30	655,806	689,622
3.00% 5/1/30	1,565,300	1,644,248
3.00% 6/1/30	1,057,639	1,110,983
3.00% 12/1/30	554,777	590,018
3.00% 10/1/32	940,596	987,269
3.50% 11/1/25	173,520	184,123
LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
3.50% 12/1/25	445,682	$ 473,079
3.50% 12/1/26	297,747	316,019
3.50% 10/1/29	997,508	1,070,377
3.50% 4/1/32	393,081	420,978
3.50% 7/1/32	229,693	245,837
3.50% 6/1/33	614,748	652,697
4.00% 4/1/24	22,884	24,267
4.00% 5/1/24	41,120	43,629
4.00% 6/1/24	59,166	62,752
4.00% 7/1/24	24,886	26,394
4.00% 10/1/24	1,517	1,609
4.00% 12/1/24	59,101	62,703
4.00% 1/1/25	99,207	105,245
4.00% 3/1/25	133,695	141,890
4.00% 5/1/25	39,728	42,135
4.00% 7/1/25	547	580
4.00% 8/1/25	3,946	4,189
4.00% 9/1/25	60,405	64,119
4.00% 10/1/25	65,617	69,643
4.00% 1/1/26	2,727	2,902
4.00% 3/1/26	144,650	153,942
4.00% 5/1/26	1,636	1,741
4.00% 7/1/26	103,783	110,020
4.00% 3/1/31	278,396	296,197
4.50% 2/1/23	12,327	12,954
4.50% 4/1/23	1,125	1,190
4.50% 5/1/23	1,774	1,864
4.50% 6/1/23	40,014	42,098
4.50% 11/1/23	2,543	2,673
4.50% 2/1/24	302	317
4.50% 3/1/24	818	865
4.50% 4/1/24	21,286	22,467
4.50% 5/1/24	38,826	40,839
4.50% 7/1/24	38,526	40,594
4.50% 8/1/24	72,081	76,646
4.50% 11/1/24	31,329	33,358
4.50% 4/1/25	50,122	52,883
4.50% 5/1/25	5,058	5,387
4.50% 6/1/25	1,565	1,644
5.00% 4/1/23	2,730	2,866
5.00% 6/1/23	59,649	62,608
5.00% 9/1/23	36,212	38,019
5.00% 11/1/23	10,543	11,068
5.00% 12/1/23	14,001	14,694
5.00% 3/1/25	9,278	9,741
5.00% 6/1/25	389	409
5.50% 4/1/22	7,005	7,143
5.50% 7/1/22	1,478	1,488
6.00% 8/1/22	1,622	1,665
6.00% 9/1/22	5,680	5,832
Fannie Mae S.F. 15 yr TBA
1.50% 1/1/36	12,000,000	12,345,086
2.00% 1/1/36	11,500,000	12,021,176
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr
2.00% 8/1/40	965,427	$ 1,004,892
2.00% 10/1/40	986,120	1,026,432
2.00% 11/1/40	6,943,409	7,212,299
2.00% 1/1/41	3,000,000	3,119,193
2.50% 2/1/40	1,061,649	1,119,944
2.50% 6/1/40	897,966	947,273
2.50% 8/1/40	1,920,670	2,026,442
3.00% 11/1/34	629,156	666,473
3.00% 12/1/34	454,520	481,479
3.00% 2/1/35	842,386	889,328
3.00% 3/1/36	367,886	388,884
3.00% 11/1/36	1,691,673	1,788,254
3.00% 9/1/37	936,637	983,753
3.50% 6/1/34	879,540	950,622
3.50% 7/1/34	2,320,032	2,507,533
3.50% 2/1/37	1,021,000	1,083,421
4.00% 9/1/35	196,575	214,661
4.00% 10/1/35	321,255	349,873
4.00% 1/1/37	472,928	516,111
Fannie Mae S.F. 30 yr
2.00% 8/1/50	9,855,914	10,237,593
2.00% 1/1/51	7,600,000	7,894,317
2.50% 11/1/49	9,300,719	9,811,414
2.50% 7/1/50	6,193,181	6,533,243
2.50% 8/1/50	3,837,758	4,048,485
2.50% 10/1/50	9,840,632	10,380,972
3.00% 9/1/42	534,610	564,980
3.00% 10/1/42	1,894,552	2,037,998
3.00% 11/1/42	1,122,690	1,196,568
3.00% 12/1/42	1,099,658	1,193,346
3.00% 1/1/43	855,984	911,964
3.00% 3/1/43	1,782,327	1,896,044
3.00% 4/1/43	1,240,750	1,319,725
3.00% 6/1/43	3,103,412	3,314,230
3.00% 7/1/43	1,843,155	1,961,100
3.00% 8/1/43	1,986,975	2,107,996
3.00% 9/1/45	1,514,608	1,597,872
3.00% 11/1/45	2,567,288	2,697,799
3.00% 9/1/46	3,279,609	3,448,603
3.00% 10/1/46	2,038,889	2,143,614
3.00% 11/1/46	2,249,087	2,374,811
3.00% 12/1/46	5,517,775	5,813,048
3.00% 1/1/47	4,383,400	4,596,020
3.00% 9/1/47	839,125	881,187
3.00% 2/1/48	2,633,561	2,777,314
3.00% 12/1/49	15,196,694	15,947,295
3.00% 7/1/50	4,634,509	4,858,301
3.50% 10/1/40	321,395	345,699
3.50% 12/1/40	230,360	248,056
3.50% 2/1/41	359,029	387,643
3.50% 8/1/42	333,062	362,192
3.50% 9/1/42	2,997,086	3,233,737
3.50% 10/1/42	2,043,535	2,203,736
3.50% 11/1/42	814,369	885,580

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 1/1/43	1,586,899	$ 1,725,897
3.50% 2/1/43	269,486	292,908
3.50% 7/1/43	2,540,511	2,753,409
3.50% 10/1/44	1,166,088	1,250,642
3.50% 1/1/45	862,246	928,002
3.50% 2/1/45	3,195,596	3,445,383
3.50% 5/1/45	1,473,479	1,577,920
3.50% 8/1/45	1,874,506	2,000,859
3.50% 11/1/45	2,329,779	2,486,471
3.50% 12/1/45	2,368,460	2,535,101
3.50% 2/1/46	6,269,883	6,713,661
3.50% 5/1/46	986,403	1,051,456
3.50% 6/1/46	435,305	466,687
3.50% 2/1/47	1,230,521	1,309,506
3.50% 3/1/47	845,002	899,629
3.50% 5/1/47	1,598,698	1,706,170
3.50% 7/1/47	2,798,203	3,034,435
3.50% 9/1/47	844,318	895,959
3.50% 10/1/47	2,095,387	2,223,131
3.50% 12/1/47	1,751,793	1,857,882
3.50% 1/1/48	2,017,718	2,139,297
3.50% 2/1/48	937,747	1,008,547
3.50% 6/1/48	2,300,053	2,429,313
3.50% 11/1/48	1,516,663	1,605,485
3.50% 8/1/49	6,905,126	7,293,770
3.50% 6/1/50	1,698,092	1,793,305
4.00% 1/1/39	20,691	22,804
4.00% 2/1/39	22,246	24,404
4.00% 3/1/39	1,119	1,233
4.00% 4/1/39	95,842	105,634
4.00% 6/1/39	54,263	59,157
4.00% 8/1/39	246,830	274,307
4.00% 9/1/39	335,415	376,591
4.00% 11/1/39	19,658	21,667
4.00% 12/1/39	405,080	445,610
4.00% 1/1/40	156,691	171,877
4.00% 5/1/40	150,181	165,296
4.00% 8/1/40	35,372	38,584
4.00% 9/1/40	58,305	64,213
4.00% 10/1/40	306,909	335,596
4.00% 11/1/40	497,889	546,648
4.00% 12/1/40	780,659	861,081
4.00% 1/1/41	1,535,594	1,678,099
4.00% 2/1/41	458,561	503,553
4.00% 3/1/41	4,431	4,734
4.00% 4/1/41	158,156	174,308
4.00% 5/1/41	839,250	924,958
4.00% 6/1/41	9,739	10,559
4.00% 9/1/41	161,188	176,357
4.00% 10/1/41	78,475	85,500
4.00% 11/1/41	175,770	192,750
4.00% 12/1/41	7,195	7,843
4.00% 1/1/42	5,821	6,367
4.00% 10/1/43	2,262,703	2,485,616
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 12/1/43	596,442	$ 656,885
4.00% 7/1/44	922,722	1,005,627
4.00% 9/1/44	918,267	1,002,341
4.00% 10/1/44	1,389,176	1,503,658
4.00% 3/1/45	1,086,402	1,177,893
4.00% 7/1/45	1,248,998	1,360,544
4.00% 9/1/45	3,995,624	4,351,625
4.00% 4/1/46	814,570	884,616
4.00% 7/1/46	330,842	357,069
4.00% 11/1/46	2,061,099	2,235,847
4.00% 4/1/47	1,565,545	1,684,335
4.00% 9/1/47	783,677	841,035
4.00% 12/1/47	3,083,490	3,311,998
4.00% 1/1/48	889,031	957,453
4.00% 2/1/48	1,964,860	2,103,559
4.00% 5/1/48	527,176	564,241
4.00% 6/1/48	4,085,630	4,364,326
4.00% 7/1/48	1,181,229	1,262,621
4.00% 1/1/49	3,926,568	4,285,833
4.00% 5/1/49	2,315,261	2,471,578
4.50% 8/1/33	10,561	11,673
4.50% 1/1/34	9,862	10,902
4.50% 9/1/35	31,825	35,248
4.50% 2/1/38	12,957	14,547
4.50% 4/1/38	17,087	18,598
4.50% 7/1/38	33,976	38,094
4.50% 11/1/38	52,545	58,994
4.50% 2/1/39	149,968	168,382
4.50% 3/1/39	111,433	124,677
4.50% 4/1/39	518,077	585,222
4.50% 5/1/39	183,910	205,769
4.50% 6/1/39	49,914	56,017
4.50% 7/1/39	174,686	195,401
4.50% 9/1/39	130,858	146,410
4.50% 1/1/40	431,217	488,053
4.50% 2/1/40	705,651	792,261
4.50% 5/1/40	379,124	423,366
4.50% 6/1/40	183,628	204,013
4.50% 8/1/40	86,143	95,257
4.50% 9/1/40	191,205	213,805
4.50% 10/1/40	1,253,828	1,406,832
4.50% 11/1/40	222,706	245,434
4.50% 2/1/41	730,175	816,606
4.50% 4/1/41	6,553	7,101
4.50% 5/1/41	972,912	1,085,484
4.50% 6/1/41	82,657	89,831
4.50% 1/1/42	1,090,019	1,222,903
4.50% 9/1/43	488,558	549,174
4.50% 12/1/43	1,628,340	1,829,706
4.50% 10/1/44	148,546	166,063
4.50% 9/1/47	1,068,161	1,167,630
4.50% 11/1/47	842,154	920,119
4.50% 8/1/48	2,205,598	2,397,814
4.50% 11/1/48	1,391,075	1,523,402

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 12/1/48	1,626,664	$ 1,763,359
5.00% 9/1/33	63,611	73,527
5.00% 4/1/34	223,111	259,119
5.00% 7/1/34	155,229	180,090
5.00% 11/1/34	73,417	83,928
5.00% 4/1/35	47,146	54,771
5.00% 6/1/35	78,625	90,770
5.00% 7/1/35	906,088	1,052,498
5.00% 9/1/35	14,256	16,378
5.00% 10/1/35	56,311	65,396
5.00% 12/1/35	271,185	315,071
5.00% 2/1/36	609,765	708,613
5.00% 3/1/36	34,107	39,606
5.00% 11/1/36	12,416	14,434
5.00% 4/1/38	76,943	89,463
5.00% 7/1/38	7,420	8,304
5.00% 11/1/38	12,316	13,626
5.00% 8/1/39	269,243	313,079
5.00% 12/1/39	66,908	77,315
5.00% 1/1/40	200,896	233,581
5.00% 7/1/40	603,295	696,714
5.00% 9/1/40	206,194	239,728
5.00% 6/1/41	491,133	571,031
5.50% 11/1/33	12,915	14,767
5.50% 1/1/34	33,527	39,144
5.50% 5/1/34	56,664	66,208
5.50% 7/1/34	37,239	43,555
5.50% 10/1/34	79,288	93,032
5.50% 9/1/35	41,738	49,054
5.50% 10/1/35	21,867	25,688
5.50% 12/1/35	240,607	271,414
5.50% 1/1/36	180,589	212,282
5.50% 4/1/36	496,267	583,040
5.50% 8/1/36	154,964	182,160
5.50% 1/1/37	149,808	176,111
5.50% 3/1/37	50,294	59,114
5.50% 5/1/37	53,936	63,401
5.50% 6/1/37	29,883	34,400
5.50% 8/1/37	16,099	18,923
5.50% 11/1/37	868	1,021
5.50% 12/1/37	83	93
5.50% 1/1/38	990,592	1,164,545
5.50% 2/1/38	14,267	16,393
5.50% 5/1/38	75,323	88,534
5.50% 6/1/38	4,751	5,585
5.50% 7/1/38	43,774	51,082
5.50% 10/1/38	16,778	19,724
5.50% 1/1/39	70,789	82,372
5.50% 5/1/39	158,147	185,872
5.50% 6/1/39	160,404	188,555
5.50% 10/1/39	69,139	81,278
5.50% 7/1/41	128,910	151,542
6.00% 12/1/35	58,066	68,360
6.00% 2/1/36	22,623	27,146
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 6/1/36	12,821	$ 15,307
6.00% 7/1/36	54,234	63,270
6.00% 8/1/36	25,657	30,656
6.00% 9/1/36	38,348	45,159
6.00% 10/1/36	37,037	43,848
6.00% 11/1/36	4,437	5,276
6.00% 1/1/37	44,123	52,801
6.00% 2/1/37	135,616	162,779
6.00% 3/1/37	19,208	22,220
6.00% 4/1/37	3,395	3,815
6.00% 5/1/37	53,175	63,485
6.00% 6/1/37	27,641	32,798
6.00% 8/1/37	50,670	59,982
6.00% 9/1/37	89,531	106,263
6.00% 10/1/37	101,679	119,938
6.00% 11/1/37	23,091	26,951
6.00% 1/1/38	14,510	17,116
6.00% 2/1/38	17,473	19,628
6.00% 4/1/38	1,783	2,015
6.00% 5/1/38	54,429	63,779
6.00% 6/1/38	21,471	24,947
6.00% 8/1/38	32,859	37,368
6.00% 9/1/38	21,429	24,248
6.00% 10/1/38	6,670	7,642
6.00% 11/1/38	10,217	11,993
6.00% 12/1/38	208,773	246,992
6.00% 4/1/40	182,941	216,316
6.00% 6/1/40	315,196	375,920
6.50% 3/1/32	340	389
6.50% 7/1/36	28,713	32,685
6.50% 9/1/36	31,139	37,548
6.50% 11/1/36	57,898	67,583
6.50% 9/1/37	6,104	6,888
6.50% 10/1/37	66,884	77,315
6.50% 2/1/38	81,298	92,280
6.50% 3/1/38	184,729	220,082
6.50% 5/1/38	20,877	24,166
6.50% 7/1/38	90,729	106,428
6.50% 10/1/38	76,493	90,768
7.00% 8/1/39	143,416	169,187
Fannie Mae S.F. 30 yr TBA
1.50% 1/1/51	9,500,000	9,596,843
2.00% 1/1/51	23,025,000	23,914,491
2.50% 1/1/51	20,525,000	21,633,003
Freddie Mac Gold Pool 3.00% 2/1/47	2,651,649	2,804,268
Freddie Mac S.F. 15 yr
2.50% 4/1/28	47,164	49,323
2.50% 7/1/28	212,825	222,528
2.50% 9/1/28	1,067,311	1,117,632
2.50% 10/1/28	1,385,680	1,448,722
2.50% 10/1/29	877,318	917,135
2.50% 1/1/31	1,091,401	1,143,641
2.50% 5/1/31	423,651	442,808

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
2.50% 6/1/31	1,547,232	$ 1,617,541
2.50% 12/1/31	1,492,755	1,586,013
2.50% 12/1/32	1,046,937	1,093,959
3.00% 11/1/26	1,010,183	1,061,780
3.00% 2/1/27	100,575	106,925
3.00% 3/1/27	178,165	187,018
3.00% 4/1/27	331,288	348,319
3.00% 11/1/27	160,282	168,453
3.00% 2/1/29	640,968	684,179
3.00% 4/1/30	1,559,619	1,640,754
3.00% 12/1/30	1,774,499	1,866,566
3.00% 5/1/31	886,364	932,378
3.00% 2/1/32	719,045	771,254
3.00% 5/1/32	514,427	540,206
3.00% 11/1/32	960,211	1,007,939
3.50% 12/1/25	419,300	445,105
3.50% 3/1/26	310,995	330,092
3.50% 10/1/27	254,462	269,869
3.50% 2/1/30	142,914	153,428
3.50% 4/1/32	409,183	438,352
4.00% 2/1/24	14,044	14,891
4.00% 8/1/24	24,708	26,218
4.00% 2/1/25	42,065	44,662
4.00% 7/1/25	114,289	121,347
4.00% 4/1/26	266,354	283,472
4.50% 4/1/21	59	62
4.50% 6/1/24	1,113	1,176
4.50% 7/1/24	39,614	41,880
4.50% 8/1/24	18,652	19,608
4.50% 11/1/24	42,569	45,108
4.50% 5/1/25	13,139	13,923
5.00% 4/1/23	17,196	18,050
5.00% 3/1/25	9,891	10,388
6.00% 11/1/23	14,734	15,465
Freddie Mac S.F. 20 yr
3.00% 4/1/36	997,790	1,054,806
3.00% 2/1/37	715,542	753,845
Freddie Mac S.F. 30 yr
2.00% 10/1/50	7,884,623	8,189,962
2.00% 11/1/50	10,919,704	11,342,579
2.00% 12/1/50	5,758,344	5,981,341
2.00% 1/1/51	7,600,000	7,894,317
2.50% 7/1/50	9,321,810	9,833,662
2.50% 8/1/50	9,556,558	10,081,300
2.50% 10/1/50	7,262,092	7,660,847
2.50% 11/1/50	6,658,916	7,024,551
3.00% 10/1/42	1,177,517	1,253,232
3.00% 1/1/43	2,610,437	2,822,223
3.00% 3/1/43	1,532,957	1,633,445
3.00% 4/1/43	1,901,234	2,025,193
3.00% 7/1/43	742,336	790,913
3.00% 8/1/43	319,987	340,931
3.00% 10/1/43	1,047,518	1,114,999
3.00% 8/1/45	3,349,508	3,528,259
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 4/1/46	799,435	$ 841,263
3.00% 10/1/46	3,327,140	3,516,412
3.00% 11/1/46	2,083,098	2,202,173
3.00% 12/1/46	1,304,327	1,374,369
3.00% 1/1/47	2,472,598	2,609,166
3.00% 2/1/47	1,483,789	1,611,220
3.00% 12/1/47	245,560	257,226
3.00% 10/1/49	1,991,372	2,086,754
3.00% 12/1/49	4,752,309	4,972,641
3.00% 1/1/50	5,620,905	5,889,162
3.00% 2/1/50	7,373,213	7,728,220
3.00% 4/1/50	6,821,528	7,153,777
3.00% 5/1/50	1,099,842	1,153,643
3.50% 10/1/41	1,573,521	1,692,863
3.50% 2/1/42	1,104,688	1,187,716
3.50% 5/1/42	1,207,663	1,313,488
3.50% 10/1/42	1,155,232	1,256,325
3.50% 2/1/43	871,521	948,065
3.50% 5/1/43	789,867	851,845
3.50% 8/1/43	1,585,863	1,706,271
3.50% 2/1/44	474,984	510,274
3.50% 3/1/44	33,665	36,110
3.50% 6/1/44	523,740	562,048
3.50% 8/1/44	590,109	638,009
3.50% 11/1/44	1,040,657	1,115,411
3.50% 1/1/45	1,325,840	1,426,519
3.50% 7/1/45	3,482,219	3,752,388
3.50% 10/1/45	1,318,119	1,410,632
3.50% 12/1/45	845,157	915,730
3.50% 1/1/46	1,759,299	1,895,235
3.50% 3/1/46	908,391	978,769
3.50% 5/1/46	692,803	745,526
3.50% 6/1/46	1,542,838	1,637,847
3.50% 12/1/46	1,926,076	2,051,674
3.50% 2/1/47	1,462,891	1,559,302
3.50% 3/1/47	830,710	883,882
3.50% 10/1/47	636,311	675,850
3.50% 11/1/47	840,989	893,914
3.50% 12/1/47	1,675,947	1,778,544
3.50% 2/1/48	2,133,708	2,263,252
3.50% 5/1/48	862,477	910,979
3.50% 8/1/49	647,049	682,588
3.50% 12/1/49	2,309,285	2,437,735
3.50% 3/1/50	762,417	804,998
4.00% 5/1/39	116,569	127,812
4.00% 2/1/40	61,919	68,254
4.00% 5/1/40	63,300	69,018
4.00% 8/1/40	20,967	23,112
4.00% 9/1/40	179,915	198,036
4.00% 10/1/40	588,538	643,722
4.00% 11/1/40	1,286,710	1,403,531
4.00% 12/1/40	845,976	932,173
4.00% 2/1/41	671,257	738,674
4.00% 12/1/41	889,673	971,956

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 1/1/42	268,913	$ 287,768
4.00% 3/1/42	52,506	57,617
4.00% 4/1/42	1,197,324	1,309,598
4.00% 6/1/42	5,264	5,803
4.00% 5/1/44	1,253,277	1,364,807
4.00% 9/1/44	404,412	440,685
4.00% 4/1/45	1,361,231	1,487,391
4.00% 10/1/45	649,819	704,860
4.00% 11/1/45	259,970	282,008
4.00% 1/1/46	772,444	839,031
4.00% 2/1/46	616,569	667,947
4.00% 2/1/47	378,047	406,908
4.00% 9/1/47	3,010,094	3,225,443
4.00% 11/1/47	426,641	458,301
4.00% 12/1/47	864,604	927,448
4.00% 1/1/48	431,004	463,136
4.00% 5/1/48	1,960,960	2,102,482
4.00% 7/1/48	619,983	661,918
4.00% 10/1/48	930,009	992,259
4.00% 3/1/49	978,601	1,044,307
4.00% 11/1/49	1,980,702	2,114,223
4.50% 2/1/39	28,157	31,622
4.50% 4/1/39	18,177	20,415
4.50% 5/1/39	48,021	53,931
4.50% 6/1/39	290,698	323,984
4.50% 7/1/39	61,263	67,843
4.50% 9/1/39	344,822	390,023
4.50% 10/1/39	255,499	286,732
4.50% 1/1/40	876,292	984,166
4.50% 2/1/40	503,974	565,913
4.50% 7/1/40	62,754	70,477
4.50% 8/1/40	39,904	44,269
4.50% 9/1/40	432,581	485,831
4.50% 2/1/41	1,022,831	1,134,736
4.50% 3/1/41	245,667	276,517
4.50% 9/1/41	364,990	407,405
4.50% 3/1/44	183,135	205,202
4.50% 5/1/44	20,261	22,029
4.50% 7/1/45	632,754	707,650
4.50% 4/1/47	219,040	239,647
4.50% 9/1/47	487,294	534,256
4.50% 12/1/47	225,144	245,742
4.50% 6/1/48	984,469	1,068,817
4.50% 8/1/48	1,187,272	1,288,652
4.50% 3/1/49	1,409,914	1,527,987
4.50% 6/1/49	1,729,340	1,874,399
5.00% 10/1/34	90,695	105,165
5.00% 2/1/35	22,503	26,125
5.00% 8/1/35	33,442	38,875
5.00% 10/1/35	16,909	19,643
5.00% 11/1/35	7,629	8,832
5.00% 12/1/35	57,270	66,523
5.00% 2/1/37	43,234	49,975
5.00% 12/1/37	193,633	225,200
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 1/1/38	2,476	$ 2,880
5.00% 4/1/38	1,524	1,772
5.00% 6/1/38	76,682	89,155
5.00% 7/1/38	10,268	11,942
5.00% 9/1/38	4,138	4,813
5.00% 10/1/38	78,754	91,541
5.00% 12/1/38	64,086	74,491
5.00% 1/1/39	20,144	23,421
5.00% 2/1/39	367,547	426,825
5.00% 3/1/39	840,456	977,208
5.00% 8/1/39	70,014	81,440
5.00% 9/1/39	242,612	280,824
5.00% 1/1/40	184,125	214,157
5.00% 5/1/40	77,424	90,050
5.00% 6/1/40	544,023	632,425
5.00% 9/1/40	55,117	64,044
5.00% 3/1/41	164,924	189,012
5.00% 9/1/48	193,110	214,116
5.00% 11/1/48	415,643	460,142
5.50% 8/1/33	27,652	31,622
5.50% 6/1/34	54,437	63,666
5.50% 6/1/35	35,580	41,716
5.50% 11/1/35	51,130	60,120
5.50% 1/1/37	23,521	27,319
5.50% 5/1/37	33,204	39,045
5.50% 7/1/37	13,085	15,388
5.50% 1/1/38	130,149	152,938
5.50% 2/1/38	31,033	36,493
5.50% 5/1/38	296,467	346,242
5.50% 6/1/38	8,612	10,123
5.50% 8/1/38	34,920	41,065
5.50% 12/1/38	41,576	48,638
5.50% 8/1/39	61,206	71,847
5.50% 12/1/39	277,612	319,067
5.50% 3/1/40	198,739	231,680
5.50% 4/1/40	400,547	471,002
5.50% 5/1/40	121,184	142,456
5.50% 6/1/41	34,190	40,205
6.00% 11/1/28	5,745	6,564
6.00% 7/1/33	9,582	11,031
6.00% 8/1/36	8,523	10,199
6.00% 11/1/36	15,670	18,688
6.00% 4/1/37	350	416
6.00% 5/1/37	39,424	46,920
6.00% 8/1/37	79,755	93,459
6.00% 9/1/37	66,226	78,826
6.00% 10/1/37	9,394	10,563
6.00% 11/1/37	90,456	106,585
6.00% 12/1/37	7,738	8,704
6.00% 1/1/38	65,155	76,850
6.00% 4/1/38	4,659	5,416
6.00% 6/1/38	11,645	13,878
6.00% 7/1/38	16,056	18,832
6.00% 8/1/38	17,130	19,822

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 9/1/38	10,745	$ 12,604
6.00% 10/1/38	44,809	51,870
6.00% 11/1/38	18,859	21,196
6.00% 3/1/39	14,174	16,665
6.00% 5/1/40	395,700	469,532
6.00% 7/1/40	514,028	613,147
6.50% 11/1/36	75,572	88,102
6.50% 8/1/37	40,786	46,761
6.50% 10/1/37	10,505	12,359
6.50% 6/1/38	26,852	30,091
6.50% 4/1/39	42,770	48,779
GNMA I S.F. 30 yr
3.00% 9/15/42	623,981	656,697
3.00% 11/15/42	616,099	648,421
3.00% 12/15/42	220,794	232,917
3.00% 2/15/45	381,940	410,690
3.50% 10/15/40	104,735	112,120
3.50% 1/15/41	36,355	38,692
3.50% 7/15/41	68,358	78,530
3.50% 10/15/41	194,803	207,564
3.50% 3/15/42	15,416	16,421
3.50% 6/15/42	913,351	972,848
3.50% 10/15/42	90,519	96,613
4.00% 6/15/39	38,475	41,596
4.00% 4/15/40	926,274	1,007,888
4.00% 8/15/40	180,436	194,501
4.00% 10/15/40	282,446	311,301
4.00% 12/15/40	489,376	548,908
4.00% 1/15/41	448,051	504,593
4.00% 9/15/41	142,289	153,990
4.50% 2/15/39	66,303	74,333
4.50% 3/15/39	470,410	526,689
4.50% 4/15/39	66,282	73,522
4.50% 5/15/39	39,367	44,566
4.50% 6/15/39	59,645	66,006
4.50% 7/15/39	123,759	137,834
4.50% 8/15/39	21,356	23,783
4.50% 9/15/39	162,390	180,686
4.50% 10/15/39	482,900	549,528
4.50% 11/15/39	164,350	183,048
4.50% 12/15/39	103,197	115,635
4.50% 1/15/40	389,467	435,558
4.50% 4/15/40	110,143	123,419
4.50% 5/15/40	112,576	127,565
4.50% 6/15/40	331,585	374,068
4.50% 8/15/40	104,105	116,090
4.50% 9/15/40	76,260	85,348
4.50% 1/15/41	394,656	472,743
4.50% 2/15/41	771,103	864,534
4.50% 3/15/41	80,296	89,975
4.50% 6/15/41	91,074	102,143
4.50% 7/15/41	11,407	12,731
5.00% 3/15/35	25,084	27,977
5.00% 3/15/38	10,098	11,625
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.00% 4/15/38	5,098	$ 5,730
5.00% 5/15/38	1,374	1,583
5.00% 8/15/38	2,341	2,581
5.00% 1/15/39	85,486	97,955
5.00% 4/15/39	95,546	108,549
5.00% 5/15/39	424,840	485,952
5.00% 6/15/39	370,265	425,625
5.00% 9/15/39	780,282	884,211
5.00% 10/15/39	98,377	112,804
5.00% 11/15/39	175,454	198,886
5.00% 1/15/40	508,157	575,048
5.00% 2/15/40	283,692	326,792
5.00% 4/15/40	229,535	264,492
5.00% 7/15/40	195,582	225,076
5.50% 10/15/33	106,354	123,246
5.50% 4/15/37	23,514	27,697
5.50% 7/15/37	9,798	11,096
5.50% 1/15/38	94,169	110,643
5.50% 2/15/38	110,664	130,354
5.50% 7/15/38	41,085	47,973
5.50% 8/15/38	12,478	14,561
5.50% 9/15/38	201,357	235,078
5.50% 12/15/38	140,993	165,286
5.50% 1/15/39	63,788	72,383
5.50% 5/15/39	97,676	114,371
5.50% 7/15/39	644	715
5.50% 10/15/39	108,136	126,622
5.50% 12/15/39	29,621	34,685
5.50% 4/15/40	178,429	209,454
5.50% 2/15/41	26,537	30,710
6.00% 1/15/38	45,084	53,589
6.00% 3/15/38	330	371
6.00% 5/15/38	14,192	16,213
6.00% 7/15/38	1,941	2,345
6.00% 8/15/38	31,205	35,345
6.00% 10/15/38	31,678	36,654
6.00% 11/15/38	31,409	36,827
6.00% 12/15/38	71,997	82,327
6.00% 1/15/39	5,911	6,639
6.00% 8/15/39	4,553	5,115
6.00% 10/15/39	2,719	3,058
6.00% 6/15/40	2,696	3,028
6.00% 12/15/40	281,885	340,438
6.50% 5/15/38	7,937	8,815
6.50% 7/15/38	63,493	74,585
6.50% 10/15/38	7,388	8,660
6.50% 2/15/39	73,010	85,488
6.50% 8/15/39	3,422	3,800
GNMA II S.F. 30 yr
2.50% 12/20/46	1,125,326	1,197,981
2.50% 7/20/50	2,938,778	3,112,222
2.50% 8/20/50	6,951,756	7,362,679
2.50% 10/20/50	7,482,093	7,925,749
3.00% 9/20/42	1,028,494	1,098,572

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 11/20/42	519,016	$ 554,372
3.00% 12/20/42	829,015	888,023
3.00% 1/20/43	804,959	862,602
3.00% 2/20/43	1,292,409	1,416,901
3.00% 3/20/43	2,017,966	2,165,009
3.00% 6/20/43	702,851	750,766
3.00% 9/20/43	1,277,991	1,363,917
3.00% 12/20/44	861,382	918,165
3.00% 3/20/45	885,787	942,905
3.00% 4/20/45	748,394	798,284
3.00% 6/20/45	1,256,299	1,344,960
3.00% 8/20/45	1,557,664	1,658,282
3.00% 12/20/45	347,162	369,566
3.00% 5/20/46	1,502,604	1,600,899
3.00% 9/20/46	1,802,668	1,920,881
3.00% 10/20/46	1,818,449	1,937,738
3.00% 11/20/46	1,488,942	1,586,599
3.00% 12/20/46	3,535,980	3,767,934
3.00% 1/20/47	2,723,476	2,901,840
3.00% 2/20/47	931,869	991,893
3.00% 6/20/47	1,135,399	1,206,331
3.00% 1/20/48	986,881	1,045,931
3.00% 12/20/49	1,411,342	1,476,233
3.00% 5/20/50	3,847,573	4,025,367
3.00% 6/20/50	7,291,722	7,630,758
3.00% 7/20/50	10,858,289	11,393,309
3.50% 12/20/41	713,481	782,172
3.50% 4/20/42	345,931	376,142
3.50% 6/20/42	1,033,162	1,123,535
3.50% 10/20/42	433,893	472,415
3.50% 12/20/42	916,536	997,858
3.50% 2/20/43	1,550,020	1,702,512
3.50% 3/20/43	791,322	883,377
3.50% 5/20/43	1,105,509	1,207,498
3.50% 9/20/43	1,303,807	1,423,000
3.50% 1/20/44	1,341,697	1,459,086
3.50% 10/20/44	2,412,202	2,621,903
3.50% 12/20/44	746,374	805,555
3.50% 3/20/45	651,587	703,382
3.50% 4/20/45	3,381,184	3,675,624
3.50% 6/20/45	1,331,809	1,433,722
3.50% 10/20/45	1,403,572	1,527,179
3.50% 11/20/45	911,393	981,153
3.50% 12/20/45	319,388	343,855
3.50% 3/20/46	1,251,632	1,351,189
3.50% 6/20/46	2,523,215	2,745,161
3.50% 7/20/46	1,518,897	1,640,195
3.50% 10/20/46	2,795,231	3,014,071
3.50% 1/20/47	1,137,416	1,222,473
3.50% 6/20/47	1,699,358	1,817,564
3.50% 7/20/47	1,548,017	1,662,138
3.50% 9/20/47	1,767,778	1,907,993
3.50% 10/20/47	407,826	438,203
3.50% 11/20/47	1,628,719	1,744,326
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.50% 12/20/47	723,375	$ 773,826
3.50% 1/20/48	1,656,808	1,781,531
3.50% 6/20/48	1,952,141	2,087,169
3.50% 8/20/49	1,090,314	1,155,813
3.50% 11/20/49	1,846,012	1,963,306
3.50% 12/20/49	3,843,077	4,073,332
4.00% 8/20/40	230,867	255,411
4.00% 10/20/41	43,271	47,828
4.00% 11/20/41	754,832	834,106
4.00% 12/20/41	300,921	332,509
4.00% 5/20/42	675,139	746,248
4.00% 7/20/42	445,258	492,436
4.00% 8/20/42	330,873	366,617
4.00% 8/20/43	535,315	591,794
4.00% 3/20/44	752,654	831,109
4.00% 8/20/44	1,015,768	1,121,013
4.00% 10/20/44	296,666	327,315
4.00% 12/20/44	1,038,806	1,145,971
4.00% 1/20/45	213,049	235,019
4.00% 2/20/45	543,576	599,593
4.00% 8/20/45	422,361	462,775
4.00% 9/20/45	607,641	666,393
4.00% 10/20/45	895,117	984,288
4.00% 11/20/45	578,913	635,544
4.00% 1/20/46	126,246	138,205
4.00% 6/20/46	585,282	639,414
4.00% 1/20/47	517,776	561,157
4.00% 3/20/47	3,066,154	3,308,329
4.00% 4/20/47	1,001,315	1,084,491
4.00% 6/20/47	707,055	763,043
4.00% 7/20/47	260,810	280,873
4.00% 8/20/47	1,002,250	1,081,309
4.00% 5/20/49	1,798,202	1,922,294
4.00% 7/20/49	1,461,194	1,561,641
4.00% 3/20/50	2,505,670	2,671,457
4.50% 7/20/41	1,031,652	1,149,303
4.50% 12/20/43	689,521	769,728
4.50% 1/20/44	585,812	652,646
4.50% 3/20/44	443,678	495,289
4.50% 4/20/45	339,943	378,724
4.50% 4/20/47	304,331	332,104
4.50% 7/20/47	314,771	342,230
4.50% 9/20/47	158,771	173,268
4.50% 3/20/48	522,766	566,604
4.50% 7/20/48	2,276,858	2,463,752
5.00% 4/20/43	477,462	545,425
5.00% 7/20/48	452,544	496,655
GNMA II S.F. 30 yr TBA
2.00% 1/1/51	9,500,000	9,933,054
2.50% 1/1/51	14,925,000	15,796,604
3.00% 1/1/51	3,725,000	3,894,770

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Uniform Mortgage-Backed Securities 30 yr TBA 3.00% 1/1/51	3,100,000	$ 3,247,474
Total Agency Mortgage-Backed Securities (Cost $826,830,321)		851,057,596
AGENCY OBLIGATIONS–1.52%
Federal Home Loan Banks
0.13% 8/12/22	600,000	599,913
0.13% 10/21/22	485,000	484,964
3.25% 11/16/28	1,255,000	1,500,117
5.50% 7/15/36	300,000	462,989
Federal Home Loan Mortgage
Series USD 0.13% 7/25/22	1,210,000	1,210,254
0.13% 10/16/23	225,000	224,830
0.25% 6/26/23	4,345,000	4,354,160
0.25% 8/24/23	2,145,000	2,148,245
0.25% 9/8/23	2,190,000	2,193,926
0.25% 12/4/23	335,000	335,306
0.38% 5/5/23	1,000,000	1,005,072
0.38% 9/23/25	185,000	184,642
1.50% 2/12/25	3,000,000	3,146,486
2.38% 1/13/22	4,500,000	4,603,856
6.25% 7/15/32	750,000	1,158,070
6.75% 9/15/29	100,000	150,068
6.75% 3/15/31	300,000	461,996
Federal National Mortgage Association
0.25% 5/22/23	1,000,000	1,002,297
0.25% 7/10/23	455,000	456,056
0.25% 11/27/23	595,000	595,509
0.38% 8/25/25	2,850,000	2,848,754
0.75% 10/8/27	850,000	853,352
0.88% 8/5/30	3,500,000	3,435,389
1.63% 1/7/25	2,580,000	2,718,220
1.75% 7/2/24	3,000,000	3,158,225
2.13% 4/24/26	1,765,000	1,922,504
2.63% 9/6/24	2,085,000	2,267,208
5.63% 7/15/37	100,000	158,467
6.25% 5/15/29	500,000	712,829
6.63% 11/15/30	300,000	453,999
7.13% 1/15/30	500,000	763,128
7.25% 5/15/30	500,000	774,238
Japan International Cooperation Agency
2.13% 10/20/26	200,000	214,798
3.38% 6/12/28	200,000	233,190
Tennessee Valley Authority
4.63% 9/15/60	150,000	236,071
4.65% 6/15/35	500,000	693,977
Series B 4.70% 7/15/33	200,000	273,504
5.38% 4/1/56	200,000	343,386
5.88% 4/1/36	75,000	115,404
6.15% 1/15/38	100,000	160,614
7.13% 5/1/30	100,000	152,479
Total Agency Obligations (Cost $45,784,290)		48,768,492
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–27.64%
Advertising–0.03%
Interpublic Group of Companies 4.75% 3/30/30	400,000	$ 495,833
Omnicom Group
2.45% 4/30/30	100,000	106,152
3.60% 4/15/26	200,000	228,168
3.63% 5/1/22	200,000	208,590
		1,038,743
Aerospace & Defense–0.55%
Boeing
1.88% 6/15/23	250,000	254,387
1.95% 2/1/24	85,000	87,511
2.60% 10/30/25	100,000	104,548
2.70% 5/1/22	40,000	41,124
2.70% 2/1/27	75,000	77,981
2.75% 2/1/26	150,000	157,697
2.80% 3/1/23	100,000	103,813
2.95% 2/1/30	150,000	155,164
3.10% 5/1/26	100,000	107,051
3.20% 3/1/29	100,000	105,514
3.25% 2/1/28	150,000	160,692
3.25% 3/1/28	95,000	100,494
3.25% 2/1/35	100,000	102,475
3.55% 3/1/38	65,000	66,231
3.60% 5/1/34	100,000	105,501
3.63% 2/1/31	85,000	93,119
3.63% 3/1/48	35,000	35,230
3.75% 2/1/50	150,000	157,466
3.85% 11/1/48	35,000	36,041
3.90% 5/1/49	100,000	105,943
3.95% 8/1/59	150,000	160,223
4.51% 5/1/23	250,000	270,193
4.88% 5/1/25	285,000	324,813
5.04% 5/1/27	250,000	292,159
5.15% 5/1/30	500,000	605,085
5.71% 5/1/40	1,050,000	1,357,768
5.81% 5/1/50	500,000	689,626
5.93% 5/1/60	350,000	495,614
6.13% 2/15/33	50,000	65,499
6.88% 3/15/39	100,000	136,145
General Dynamics
1.88% 8/15/23	150,000	155,546
2.13% 8/15/26	150,000	161,146
2.25% 11/15/22	250,000	257,870
2.38% 11/15/24	100,000	106,774
2.63% 11/15/27	100,000	109,015
3.38% 5/15/23	125,000	133,661
3.50% 5/15/25	150,000	167,638
3.75% 5/15/28	160,000	187,105
4.25% 4/1/50	300,000	407,344
Hexcel
3.95% 2/15/27	50,000	54,025
4.70% 8/15/25	50,000	56,121

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
L3Harris Technologies
3.83% 4/27/25	250,000	$ 280,549
3.85% 6/15/23	105,000	113,409
3.85% 12/15/26	75,000	86,812
3.95% 5/28/24	154,000	169,718
4.40% 6/15/28	150,000	180,685
4.85% 4/27/35	70,000	91,431
5.05% 4/27/45	70,000	96,640
Lockheed Martin
1.85% 6/15/30	45,000	47,185
2.80% 6/15/50	50,000	53,960
2.90% 3/1/25	300,000	327,153
3.10% 1/15/23	50,000	52,543
3.60% 3/1/35	150,000	181,007
3.80% 3/1/45	250,000	312,766
4.07% 12/15/42	279,000	362,005
4.50% 5/15/36	40,000	52,645
4.70% 5/15/46	109,000	153,268
Northrop Grumman
2.55% 10/15/22	200,000	207,718
3.20% 2/1/27	100,000	112,539
3.25% 8/1/23	350,000	376,307
3.25% 1/15/28	125,000	141,292
4.03% 10/15/47	300,000	375,780
5.05% 11/15/40	100,000	136,761
5.25% 5/1/50	600,000	888,494
Northrop Grumman Systems 7.75% 2/15/31	150,000	230,231
Raytheon Technologies
2.25% 7/1/30	100,000	106,160
2.50% 12/15/22	125,000	129,542
2.80% 3/15/22	150,000	154,261
3.13% 5/4/27	350,000	392,448
3.13% 7/1/50	600,000	660,358
3.20% 3/15/24	150,000	161,993
3.50% 3/15/27	107,000	122,079
3.75% 11/1/46	100,000	118,472
3.95% 8/16/25	75,000	86,002
4.05% 5/4/47	50,000	62,183
4.13% 11/16/28	180,000	214,494
4.15% 5/15/45	250,000	315,981
4.35% 4/15/47	70,000	91,781
4.45% 11/16/38	60,000	75,563
4.50% 6/1/42	400,000	520,854
4.63% 11/16/48	100,000	135,532
4.70% 12/15/41	200,000	257,732
5.40% 5/1/35	200,000	274,741
6.05% 6/1/36	150,000	217,420
6.13% 7/15/38	200,000	296,022
		17,775,868
Agriculture–0.36%
Altria Group
2.35% 5/6/25	40,000	42,491
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Altria Group (continued)
2.63% 9/16/26	145,000	$ 156,486
2.85% 8/9/22	200,000	207,690
3.40% 5/6/30	25,000	28,035
3.49% 2/14/22	65,000	67,216
3.80% 2/14/24	125,000	136,479
3.88% 9/16/46	200,000	210,923
4.00% 1/31/24	89,000	97,735
4.40% 2/14/26	125,000	145,099
4.45% 5/6/50	40,000	47,210
4.50% 5/2/43	100,000	114,410
4.80% 2/14/29	225,000	269,801
5.38% 1/31/44	63,000	80,407
5.80% 2/14/39	165,000	217,147
5.95% 2/14/49	760,000	1,063,103
6.20% 2/14/59	75,000	105,118
Archer-Daniels-Midland
2.50% 8/11/26	250,000	272,467
4.50% 3/15/49	500,000	713,272
BAT Capital
2.26% 3/25/28	75,000	77,820
2.73% 3/25/31	150,000	155,271
2.79% 9/6/24	105,000	112,229
3.22% 8/15/24	400,000	433,042
3.22% 9/6/26	150,000	165,166
3.46% 9/6/29	200,000	218,050
3.56% 8/15/27	600,000	667,832
3.73% 9/25/40	65,000	67,707
3.98% 9/25/50	100,000	104,177
4.39% 8/15/37	275,000	307,497
4.54% 8/15/47	240,000	266,098
4.76% 9/6/49	100,000	115,751
4.91% 4/2/30	700,000	844,966
BAT International Finance 1.67% 3/25/26	100,000	102,338
Bunge Limited Finance
1.63% 8/17/25	50,000	51,665
3.00% 9/25/22	55,000	57,098
3.25% 8/15/26	45,000	49,998
3.75% 9/25/27	55,000	62,691
4.35% 3/15/24	150,000	165,447
Philip Morris International
0.88% 5/1/26	250,000	250,977
1.13% 5/1/23	65,000	66,280
1.75% 11/1/30	250,000	252,958
2.10% 5/1/30	55,000	57,331
2.13% 5/10/23	50,000	51,946
2.38% 8/17/22	150,000	154,773
2.63% 2/18/22	75,000	76,852
2.75% 2/25/26	100,000	109,034
2.88% 5/1/24	100,000	107,635
3.13% 8/17/27	150,000	167,959
3.38% 8/11/25	100,000	111,193
3.38% 8/15/29	100,000	114,537

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Philip Morris International (continued)
3.60% 11/15/23	300,000	$ 326,663
4.13% 3/4/43	150,000	183,350
4.25% 11/10/44	85,000	106,889
4.38% 11/15/41	200,000	249,287
4.50% 3/20/42	100,000	126,402
6.38% 5/16/38	150,000	228,597
Reynolds American
4.45% 6/12/25	105,000	119,572
4.85% 9/15/23	225,000	250,926
5.70% 8/15/35	50,000	63,149
5.85% 8/15/45	180,000	229,857
6.15% 9/15/43	125,000	161,517
		11,567,616
Airlines–0.08%
♦American Airlines Pass Through Trust
3.00% 4/15/30	49,311	48,262
3.20% 12/15/29	404,750	394,635
3.65% 2/15/29	82,875	83,526
♦Continental Airlines Pass Through Trust 4.15% 10/11/25	157,715	158,724
♦Delta Air Lines Pass Through Trust
2.00% 12/10/29	145,516	145,149
3.20% 10/25/25	25,000	25,686
♦JetBlue Pass Through Trust
2.75% 11/15/33	48,171	48,117
4.00% 5/15/34	25,000	26,976
Southwest Airline 4.75% 5/4/23	90,000	97,814
Southwest Airlines
2.63% 2/10/30	100,000	101,731
3.00% 11/15/26	100,000	106,603
5.13% 6/15/27	265,000	315,128
5.25% 5/4/25	115,000	133,164
♦Spirit Airlines Pass Through Trust 4.10% 10/1/29	17,702	16,827
♦United Airlines Pass Through Trust
2.70% 11/1/33	93,597	90,264
3.10% 1/7/30	84,170	85,185
3.50% 9/1/31	122,613	121,613
3.75% 3/3/28	143,620	145,873
4.15% 2/25/33	103,885	108,322
5.88% 4/15/29	300,000	324,073
		2,577,672
Apparel–0.08%
NIKE
2.25% 5/1/23	100,000	104,156
2.38% 11/1/26	150,000	164,012
2.85% 3/27/30	500,000	566,132
3.38% 11/1/46	100,000	118,309
3.38% 3/27/50	300,000	368,382
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Apparel (continued)
NIKE (continued)
3.63% 5/1/43	100,000	$ 121,778
3.88% 11/1/45	100,000	129,588
PVH 4.63% 7/10/25	30,000	33,796
Ralph Lauren
2.95% 6/15/30	55,000	59,753
3.75% 9/15/25	100,000	112,376
Tapestry
3.00% 7/15/22	150,000	153,251
4.13% 7/15/27	150,000	161,889
VF 2.40% 4/23/25	500,000	533,247
		2,626,669
Auto Manufacturers–0.41%
American Honda Finance
0.40% 10/21/22	100,000	100,138
0.65% 9/8/23	185,000	186,156
0.88% 7/7/23	135,000	136,634
1.00% 9/10/25	250,000	253,756
1.20% 7/8/25	200,000	204,627
1.95% 5/20/22	125,000	127,723
1.95% 5/10/23	100,000	103,702
2.35% 1/8/27	100,000	107,667
2.60% 11/16/22	150,000	156,336
2.90% 2/16/24	100,000	106,915
3.45% 7/14/23	100,000	107,697
3.55% 1/12/24	100,000	108,913
3.63% 10/10/23	75,000	81,595
Cummins
0.75% 9/1/25	85,000	85,597
1.50% 9/1/30	250,000	251,506
2.60% 9/1/50	250,000	254,626
3.65% 10/1/23	139,000	150,602
4.88% 10/1/43	64,000	89,468
Daimler Finance North America 8.50% 1/18/31	200,000	316,060
General Motors
5.00% 10/1/28	150,000	178,419
5.15% 4/1/38	125,000	150,122
5.40% 4/1/48	200,000	251,486
5.95% 4/1/49	100,000	135,038
6.25% 10/2/43	350,000	471,513
6.60% 4/1/36	305,000	417,091
6.75% 4/1/46	75,000	108,191
6.80% 10/1/27	500,000	642,309
General Motors Financial
1.70% 8/18/23	170,000	174,366
2.70% 8/20/27	250,000	265,030
2.90% 2/26/25	750,000	800,793
3.15% 6/30/22	115,000	119,059
3.25% 1/5/23	150,000	157,283
3.45% 1/14/22	250,000	256,684
3.60% 6/21/30	250,000	278,923
3.70% 5/9/23	140,000	148,380

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial (continued)
3.85% 1/5/28	100,000	$ 111,201
3.95% 4/13/24	150,000	163,359
4.00% 1/15/25	200,000	220,193
4.00% 10/6/26	250,000	281,399
4.30% 7/13/25	100,000	112,180
4.35% 4/9/25	115,000	128,361
4.35% 1/17/27	180,000	204,839
5.10% 1/17/24	200,000	223,780
5.20% 3/20/23	90,000	98,679
5.25% 3/1/26	200,000	235,781
PACCAR Financial
0.35% 8/11/23	70,000	69,949
0.80% 6/8/23	40,000	40,426
2.30% 8/10/22	100,000	103,353
3.40% 8/9/23	100,000	107,969
Toyota Motor
2.36% 7/2/24	70,000	74,269
2.76% 7/2/29	70,000	77,831
3.42% 7/20/23	150,000	161,636
3.67% 7/20/28	105,000	123,545
Toyota Motor Credit
0.35% 10/14/22	250,000	250,669
0.50% 8/14/23	155,000	155,781
0.80% 10/16/25	250,000	251,734
1.15% 5/26/22	200,000	202,617
1.15% 8/13/27	120,000	120,434
1.35% 8/25/23	200,000	205,318
1.80% 2/13/25	250,000	262,098
2.15% 9/8/22	150,000	154,668
2.16% 7/2/22	55,000	56,454
2.25% 10/18/23	150,000	157,809
2.60% 1/11/22	150,000	153,535
2.65% 4/12/22	200,000	205,854
2.90% 4/17/24	150,000	161,116
3.20% 1/11/27	100,000	112,298
3.30% 1/12/22	400,000	412,562
3.40% 4/14/25	150,000	167,122
		13,053,224
Auto Parts & Equipment–0.03%
Aptiv
4.25% 1/15/26	100,000	115,241
4.35% 3/15/29	65,000	75,503
5.40% 3/15/49	150,000	186,819
BorgWarner 2.65% 7/1/27	125,000	134,356
Lear
3.80% 9/15/27	100,000	112,140
4.25% 5/15/29	50,000	57,108
Magna International 3.63% 6/15/24	200,000	219,081
		900,248
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks–5.86%
Australia & New Zealand Banking Group
2.05% 11/21/22	250,000	$ 258,679
2.63% 11/9/22	250,000	260,771
Banco Bilbao Vizcaya Argentaria
0.88% 9/18/23	200,000	201,389
1.13% 9/18/25	200,000	201,401
Banco Santander
2.75% 5/28/25	200,000	213,462
3.13% 2/23/23	200,000	210,567
3.49% 5/28/30	200,000	224,294
3.50% 4/11/22	200,000	207,685
3.85% 4/12/23	200,000	214,809
4.25% 4/11/27	200,000	231,266
4.38% 4/12/28	200,000	233,184
5.18% 11/19/25	200,000	234,461
Bank of America
μ0.81% 10/24/24	350,000	353,244
μ0.98% 9/25/25	200,000	202,140
μ1.20% 10/24/26	350,000	354,580
μ1.32% 6/19/26	900,000	919,006
μ1.49% 5/19/24	250,000	255,832
μ1.90% 7/23/31	200,000	201,951
μ1.92% 10/24/31	350,000	354,417
μ2.02% 2/13/26	300,000	314,353
μ2.46% 10/22/25	200,000	213,168
2.50% 10/21/22	500,000	508,944
μ2.50% 2/13/31	300,000	318,447
μ2.82% 7/21/23	350,000	363,440
μ2.83% 10/24/51	75,000	78,076
μ2.88% 10/22/30	200,000	219,508
μ3.09% 10/1/25	550,000	595,282
μ3.12% 1/20/23	250,000	257,172
μ3.19% 7/23/30	250,000	280,032
3.25% 10/21/27	500,000	559,403
3.30% 1/11/23	1,000,000	1,060,155
μ3.34% 1/25/23	415,000	428,471
μ3.37% 1/23/26	250,000	275,174
μ3.42% 12/20/28	480,000	542,714
μ3.46% 3/15/25	200,000	217,726
3.50% 4/19/26	350,000	396,572
μ3.55% 3/5/24	400,000	427,377
μ3.56% 4/23/27	300,000	338,653
μ3.59% 7/21/28	350,000	397,451
μ3.82% 1/20/28	250,000	287,043
μ3.86% 7/23/24	400,000	433,652
3.88% 8/1/25	400,000	456,168
3.95% 4/21/25	250,000	281,810
μ3.95% 1/23/49	250,000	311,942
μ3.97% 2/7/30	375,000	441,480
4.00% 4/1/24	475,000	527,201
μ4.08% 3/20/51	700,000	882,572
4.10% 7/24/23	350,000	383,022
4.18% 11/25/27	250,000	289,947
4.25% 10/22/26	433,000	507,787

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
μ4.27% 7/23/29	400,000	$ 476,090
μ4.33% 3/15/50	1,000,000	1,309,695
μ4.44% 1/20/48	200,000	264,285
4.45% 3/3/26	430,000	501,115
5.00% 1/21/44	350,000	490,565
5.88% 2/7/42	218,000	331,352
6.00% 10/15/36	400,000	597,657
6.11% 1/29/37	200,000	291,001
7.75% 5/14/38	200,000	340,633
Bank of Montreal
0.45% 12/8/23	355,000	356,198
2.05% 11/1/22	80,000	82,546
2.35% 9/11/22	150,000	155,274
2.50% 6/28/24	135,000	143,866
2.55% 11/6/22	300,000	311,948
2.90% 3/26/22	200,000	206,495
μ3.80% 12/15/32	300,000	339,908
Bank of New York Mellon
1.85% 1/27/23	115,000	118,584
1.95% 8/23/22	165,000	169,712
2.10% 10/24/24	170,000	181,190
2.20% 8/16/23	100,000	104,747
2.45% 8/17/26	650,000	706,914
2.60% 2/7/22	300,000	307,148
μ2.66% 5/16/23	150,000	154,581
3.00% 2/24/25	100,000	109,743
3.00% 10/30/28	55,000	62,159
3.25% 9/11/24	400,000	439,231
3.25% 5/16/27	150,000	169,336
3.30% 8/23/29	350,000	398,672
μ3.44% 2/7/28	180,000	205,459
3.45% 8/11/23	100,000	108,089
3.85% 4/28/28	100,000	119,851
3.95% 11/18/25	100,000	116,377
Bank of Nova Scotia
1.30% 6/11/25	500,000	512,920
2.00% 11/15/22	200,000	206,526
2.38% 1/18/23	200,000	208,230
2.45% 9/19/22	150,000	155,805
2.70% 8/3/26	200,000	220,454
3.40% 2/11/24	250,000	272,013
4.50% 12/16/25	150,000	174,853
BankUnited 5.13% 6/11/30	200,000	233,814
Barclays
μ2.65% 6/24/31	900,000	936,687
μ2.85% 5/7/26	200,000	214,746
3.68% 1/10/23	200,000	206,126
μ3.93% 5/7/25	200,000	218,766
μ4.34% 5/16/24	200,000	216,449
4.34% 1/10/28	200,000	229,676
4.38% 1/12/26	200,000	230,468
μ4.61% 2/15/23	265,000	276,636
4.95% 1/10/47	200,000	272,661
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Barclays (continued)
μ4.97% 5/16/29	200,000	$ 239,822
5.20% 5/12/26	1,100,000	1,278,992
5.25% 8/17/45	200,000	275,939
BBVA USA 2.88% 6/29/22	250,000	259,063
BNP Paribas
3.25% 3/3/23	200,000	212,541
4.25% 10/15/24	200,000	225,414
BPCE 3.38% 12/2/26	250,000	281,978
Canadian Imperial Bank of Commerce
0.50% 12/14/23	250,000	250,700
0.95% 10/23/25	105,000	106,430
2.25% 1/28/25	200,000	212,404
μ2.61% 7/22/23	100,000	103,443
3.10% 4/2/24	300,000	324,581
Citibank 3.65% 1/23/24	500,000	546,496
Citigroup
μ0.78% 10/30/24	300,000	301,924
μ2.57% 6/3/31	500,000	532,633
μ2.67% 1/29/31	300,000	321,666
2.70% 10/27/22	250,000	259,996
μ2.88% 7/24/23	200,000	207,750
μ3.11% 4/8/26	1,600,000	1,747,761
μ3.14% 1/24/23	365,000	375,317
3.20% 10/21/26	300,000	335,178
μ3.35% 4/24/25	300,000	326,103
μ3.52% 10/27/28	250,000	282,524
μ3.67% 7/24/28	200,000	226,652
3.70% 1/12/26	400,000	454,442
3.75% 6/16/24	400,000	442,389
3.88% 10/25/23	350,000	384,860
μ3.88% 1/24/39	250,000	297,547
μ3.98% 3/20/30	750,000	881,586
μ4.04% 6/1/24	250,000	271,844
4.05% 7/30/22	107,000	113,145
4.13% 7/25/28	380,000	444,352
4.30% 11/20/26	400,000	466,378
4.45% 9/29/27	300,000	353,701
4.60% 3/9/26	105,000	123,066
4.65% 7/30/45	250,000	334,094
4.65% 7/23/48	250,000	344,001
4.75% 5/18/46	150,000	200,010
μ5.32% 3/26/41	900,000	1,265,641
5.50% 9/13/25	200,000	240,355
5.88% 2/22/33	200,000	269,375
5.88% 1/30/42	150,000	227,517
6.00% 10/31/33	100,000	137,278
6.63% 6/15/32	100,000	141,611
6.68% 9/13/43	150,000	243,903
8.13% 7/15/39	350,000	624,912
Citizens Bank 2.65% 5/26/22	250,000	257,330
Comerica 3.70% 7/31/23	75,000	80,908
Comerica Bank 4.00% 7/27/25	250,000	282,038

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Rabobank
2.75% 1/10/23	250,000	$ 262,205
3.38% 5/21/25	500,000	560,993
3.75% 7/21/26	250,000	282,471
3.88% 2/8/22	250,000	259,949
3.95% 11/9/22	250,000	265,682
4.63% 12/1/23	350,000	390,064
5.25% 5/24/41	150,000	220,869
5.25% 8/4/45	250,000	356,509
Credit Suisse 1.00% 5/5/23	1,515,000	1,537,822
Credit Suisse Group Funding Guernsey
3.80% 9/15/22	400,000	422,462
3.80% 6/9/23	400,000	430,769
4.55% 4/17/26	350,000	411,680
4.88% 5/15/45	400,000	559,380
Deutsche Bank
μ2.13% 11/24/26	150,000	153,410
μ2.22% 9/18/24	265,000	272,597
3.30% 11/16/22	200,000	208,560
μ3.55% 9/18/31	355,000	384,977
3.70% 5/30/24	490,000	527,021
μ3.96% 11/26/25	200,000	218,530
4.10% 1/13/26	200,000	222,946
Discover Bank
3.35% 2/6/23	550,000	580,323
4.20% 8/8/23	250,000	273,307
Fifth Third Bancorp
2.55% 5/5/27	120,000	130,545
3.50% 3/15/22	200,000	206,937
3.65% 1/25/24	100,000	109,048
4.30% 1/16/24	250,000	276,389
8.25% 3/1/38	100,000	169,123
Fifth Third Bank 3.95% 7/28/25	200,000	228,424
First Horizon National
3.55% 5/26/23	100,000	106,241
4.00% 5/26/25	100,000	111,697
First Republic Bank 4.63% 2/13/47	250,000	329,459
FNB 2.20% 2/24/23	35,000	35,648
Goldman Sachs Group
μ0.63% 11/17/23	945,000	948,788
μ1.09% 12/9/26	100,000	101,004
μ2.91% 6/5/23	150,000	155,279
μ2.91% 7/24/23	150,000	155,791
3.00% 4/26/22	330,000	332,676
3.20% 2/23/23	470,000	496,584
μ3.27% 9/29/25	1,050,000	1,150,489
3.63% 1/22/23	450,000	480,184
3.63% 2/20/24	210,000	228,514
μ3.69% 6/5/28	135,000	155,614
3.75% 5/22/25	750,000	841,883
3.80% 3/15/30	600,000	705,632
μ3.81% 4/23/29	400,000	463,274
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group (continued)
3.85% 7/8/24	400,000	$ 442,256
3.85% 1/26/27	300,000	342,282
μ4.02% 10/31/38	350,000	426,590
μ4.22% 5/1/29	500,000	592,928
μ4.41% 4/23/39	500,000	638,401
4.75% 10/21/45	150,000	208,579
5.15% 5/22/45	360,000	502,607
5.75% 1/24/22	750,000	792,730
5.95% 1/15/27	200,000	252,066
6.25% 2/1/41	255,000	398,828
6.45% 5/1/36	200,000	292,384
6.75% 10/1/37	800,000	1,222,782
HSBC Bank USA 7.00% 1/15/39	100,000	158,668
HSBC Holdings
μ1.59% 5/24/27	210,000	213,500
μ1.65% 4/18/26	225,000	230,076
μ2.01% 9/22/28	355,000	363,265
μ2.10% 6/4/26	290,000	301,290
μ2.36% 8/18/31	200,000	206,446
μ2.63% 11/7/25	510,000	542,825
μ2.85% 6/4/31	250,000	268,448
μ3.26% 3/13/23	200,000	206,704
3.60% 5/25/23	500,000	537,773
μ3.80% 3/11/25	325,000	354,857
3.90% 5/25/26	1,000,000	1,141,173
μ3.95% 5/18/24	235,000	253,471
μ3.97% 5/22/30	435,000	502,787
μ4.04% 3/13/28	200,000	228,309
4.25% 3/14/24	300,000	331,016
μ4.29% 9/12/26	600,000	683,666
4.30% 3/8/26	250,000	287,995
4.38% 11/23/26	375,000	432,598
μ4.58% 6/19/29	235,000	277,898
6.10% 1/14/42	200,000	304,259
6.50% 5/2/36	200,000	289,355
6.50% 9/15/37	200,000	292,344
6.80% 6/1/38	200,000	302,602
Huntington Bancshares
2.30% 1/14/22	46,000	46,828
2.55% 2/4/30	250,000	267,970
2.63% 8/6/24	100,000	106,846
4.00% 5/15/25	150,000	169,802
Industrial & Commercial Bank of China 3.54% 11/8/27	250,000	274,863
ING Groep
3.55% 4/9/24	500,000	546,203
4.05% 4/9/29	370,000	439,363
JPMorgan Chase & Co.
μ0.65% 9/16/24	335,000	336,750
μ1.05% 11/19/26	350,000	353,874
μ1.51% 6/1/24	700,000	718,641

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
μ1.76% 11/19/31	350,000	$ 353,356
μ2.01% 3/13/26	110,000	115,521
μ2.18% 6/1/28	700,000	742,725
μ2.30% 10/15/25	185,000	196,348
μ2.53% 11/19/41	950,000	976,449
2.70% 5/18/23	250,000	262,821
μ2.74% 10/15/30	460,000	500,570
μ2.78% 4/25/23	113,000	116,651
2.95% 10/1/26	500,000	554,585
μ2.96% 5/13/31	80,000	87,699
μ3.11% 4/22/41	800,000	892,927
μ3.11% 4/22/51	700,000	777,894
3.20% 1/25/23	500,000	529,278
3.20% 6/15/26	450,000	503,713
μ3.21% 4/1/23	235,000	243,688
μ3.22% 3/1/25	270,000	291,423
3.25% 9/23/22	550,000	578,420
3.30% 4/1/26	500,000	559,484
3.38% 5/1/23	200,000	213,744
μ3.51% 1/23/29	310,000	353,523
μ3.54% 5/1/28	150,000	171,384
μ3.56% 4/23/24	265,000	284,012
3.63% 5/13/24	250,000	276,188
3.63% 12/1/27	260,000	295,591
μ3.70% 5/6/30	250,000	289,867
μ3.80% 7/23/24	300,000	325,596
3.90% 7/15/25	500,000	567,989
μ3.96% 1/29/27	500,000	574,415
μ3.96% 11/15/48	200,000	251,272
μ4.01% 4/23/29	350,000	410,738
μ4.02% 12/5/24	200,000	220,309
4.13% 12/15/26	500,000	584,704
μ4.20% 7/23/29	300,000	358,519
μ4.45% 12/5/29	200,000	243,910
μ4.49% 3/24/31	700,000	860,645
4.95% 6/1/45	500,000	707,812
5.40% 1/6/42	200,000	297,476
5.50% 10/15/40	100,000	146,855
5.60% 7/15/41	500,000	755,805
6.40% 5/15/38	450,000	696,191
8.00% 4/29/27	100,000	139,847
KeyBank
μ0.42% 1/3/24	250,000	250,276
2.30% 9/14/22	250,000	258,404
2.40% 6/9/22	250,000	257,280
KeyCorp 2.25% 4/6/27	250,000	267,570
Korea Development Bank
2.63% 2/27/22	300,000	307,616
2.75% 3/19/23	200,000	210,206
3.00% 3/19/22	285,000	293,525
3.25% 2/19/24	400,000	431,763
Kreditanstalt fuer Wiederaufbau
^0.00% 4/18/36	200,000	159,816
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau (continued)
^0.00% 6/29/37	500,000	$ 394,805
0.25% 10/19/23	500,000	500,378
0.38% 7/18/25	1,520,000	1,516,159
0.75% 9/30/30	1,800,000	1,757,934
1.63% 2/15/23	875,000	901,454
1.75% 8/22/22	350,000	358,948
1.75% 9/14/29	140,000	149,621
2.00% 10/4/22	700,000	722,155
2.00% 5/2/25	400,000	427,975
2.13% 1/17/23	1,000,000	1,039,378
2.38% 12/29/22	395,000	412,023
2.63% 1/25/22	400,000	410,405
2.63% 2/28/24	680,000	730,579
2.88% 4/3/28	525,000	604,130
Landwirtschaftliche Rentenbank
0.50% 5/27/25	145,000	145,467
0.88% 9/3/30	500,000	491,514
2.50% 11/15/27	300,000	335,370
3.13% 11/14/23	1,000,000	1,081,845
Lloyds Banking Group
μ2.44% 2/5/26	200,000	211,252
μ2.86% 3/17/23	400,000	411,062
μ2.91% 11/7/23	350,000	365,680
3.00% 1/11/22	200,000	205,132
μ3.57% 11/7/28	350,000	395,073
3.75% 1/11/27	235,000	266,398
4.05% 8/16/23	200,000	218,556
4.34% 1/9/48	150,000	183,497
4.38% 3/22/28	200,000	237,933
4.45% 5/8/25	200,000	229,275
4.58% 12/10/25	300,000	343,037
4.65% 3/24/26	200,000	230,117
Lloyds Banking Group plc 4.55% 8/16/28	700,000	843,760
Mitsubishi UFJ Financial Group
μ0.85% 9/15/24	500,000	502,917
1.41% 7/17/25	200,000	205,423
2.05% 7/17/30	200,000	209,041
2.53% 9/13/23	200,000	211,025
2.56% 2/25/30	200,000	215,952
2.62% 7/18/22	200,000	206,741
2.67% 7/25/22	200,000	206,916
2.80% 7/18/24	200,000	214,353
3.20% 7/18/29	200,000	225,260
3.22% 3/7/22	100,000	103,395
3.29% 7/25/27	200,000	225,612
3.41% 3/7/24	150,000	162,982
3.46% 3/2/23	200,000	213,086
3.74% 3/7/29	200,000	235,250
3.75% 7/18/39	200,000	243,280
3.78% 3/2/25	200,000	223,607
3.85% 3/1/26	400,000	459,794
3.96% 3/2/28	350,000	411,719

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group (continued)
4.05% 9/11/28	200,000	$ 239,296
4.15% 3/7/39	70,000	88,384
4.29% 7/26/38	70,000	89,331
Mizuho Financial Group
μ0.85% 9/8/24	200,000	201,136
μ1.24% 7/10/24	300,000	304,958
μ1.98% 9/8/31	200,000	204,879
2.60% 9/11/22	200,000	207,550
μ2.84% 7/16/25	200,000	212,910
2.95% 2/28/22	200,000	205,981
μ3.15% 7/16/30	200,000	221,869
3.17% 9/11/27	200,000	223,042
3.55% 3/5/23	200,000	213,000
μ3.92% 9/11/24	200,000	217,447
4.02% 3/5/28	200,000	234,421
μ4.25% 9/11/29	200,000	237,915
Morgan Stanley
μ0.56% 11/10/23	185,000	185,422
μ0.86% 10/21/25	50,000	50,402
μ0.99% 12/10/26	500,000	503,561
μ1.79% 2/13/32	655,000	658,652
μ2.70% 1/22/31	235,000	254,972
μ2.72% 7/22/25	95,000	101,593
2.75% 5/19/22	415,000	428,568
3.13% 1/23/23	450,000	474,891
3.13% 7/27/26	235,000	263,156
μ3.59% 7/22/28	200,000	228,249
μ3.62% 4/1/31	1,600,000	1,858,010
3.63% 1/20/27	350,000	401,580
3.70% 10/23/24	725,000	807,126
μ3.74% 4/24/24	210,000	225,944
3.75% 2/25/23	500,000	536,056
μ3.77% 1/24/29	950,000	1,100,862
3.88% 1/27/26	265,000	303,906
3.95% 4/23/27	300,000	346,840
μ3.97% 7/22/38	130,000	160,025
4.00% 7/23/25	200,000	228,929
4.10% 5/22/23	350,000	379,830
4.30% 1/27/45	500,000	666,996
4.35% 9/8/26	300,000	353,757
4.38% 1/22/47	400,000	543,629
μ4.43% 1/23/30	165,000	201,063
4.88% 11/1/22	250,000	269,325
5.00% 11/24/25	175,000	209,256
6.25% 8/9/26	100,000	127,614
7.25% 4/1/32	100,000	154,158
MUFG Americas Holdings 3.00% 2/10/25	120,000	131,025
MUFG Union Bank 3.15% 4/1/22	250,000	258,159
National Australia Bank
2.50% 7/12/26	250,000	272,420
2.80% 1/10/22	250,000	256,346
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
National Australia Bank (continued)
3.00% 1/20/23	500,000	$ 527,137
μNational Bank of Canada
0.55% 11/15/24	250,000	250,683
0.90% 8/15/23	250,000	251,491
Natwest Group
μ3.07% 5/22/28	200,000	216,986
μ3.50% 5/15/23	400,000	415,288
μ4.27% 3/22/25	400,000	442,451
μ4.45% 5/8/30	200,000	237,962
μ4.52% 6/25/24	400,000	436,697
4.80% 4/5/26	250,000	295,129
5.13% 5/28/24	355,000	401,016
6.00% 12/19/23	325,000	371,380
Northern Trust
1.95% 5/1/30	190,000	197,934
3.65% 8/3/28	100,000	117,012
3.95% 10/30/25	250,000	288,478
Oesterreichische Kontrollbank
0.38% 9/17/25	320,000	318,394
1.50% 2/12/25	600,000	626,216
1.63% 9/17/22	80,000	81,932
2.88% 3/13/23	150,000	158,563
PNC Bank
2.45% 7/28/22	250,000	258,181
2.63% 2/17/22	250,000	256,195
2.70% 11/1/22	250,000	260,442
2.70% 10/22/29	250,000	273,203
3.10% 10/25/27	250,000	279,961
3.25% 6/1/25	250,000	277,547
PNC Financial Services Group
2.20% 11/1/24	200,000	212,513
2.55% 1/22/30	150,000	164,248
3.15% 5/19/27	250,000	279,391
3.30% 3/8/22	300,000	309,883
3.45% 4/23/29	350,000	403,250
3.50% 1/23/24	125,000	136,215
Regions Financial
2.25% 5/18/25	100,000	106,027
3.80% 8/14/23	100,000	108,473
Royal Bank of Canada
0.50% 10/26/23	105,000	105,572
1.15% 6/10/25	1,030,000	1,052,311
1.95% 1/17/23	125,000	129,081
2.25% 11/1/24	200,000	212,724
2.80% 4/29/22	350,000	361,826
Santander Holdings USA
3.40% 1/18/23	150,000	157,549
3.45% 6/2/25	100,000	109,352
3.70% 3/28/22	190,000	196,203
4.40% 7/13/27	220,000	251,334
4.50% 7/17/25	250,000	283,586
Santander UK 2.88% 6/18/24	200,000	214,370

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μSantander UK Group Holdings
1.53% 8/21/26	750,000	$ 761,144
3.37% 1/5/24	500,000	526,318
3.82% 11/3/28	200,000	225,492
μSignature Bank 4.00% 10/15/30	250,000	253,781
Skandinaviska Enskilda Banken 2.80% 3/11/22	250,000	257,374
Sumitomo Mitsui Banking 3.20% 7/18/22	250,000	260,502
Sumitomo Mitsui Financial Group
1.47% 7/8/25	435,000	445,407
2.13% 7/8/30	300,000	314,412
2.14% 9/23/30	500,000	501,751
2.35% 1/15/25	200,000	212,181
2.45% 9/27/24	200,000	212,969
2.70% 7/16/24	200,000	213,495
2.78% 7/12/22	200,000	207,339
2.78% 10/18/22	150,000	156,319
2.85% 1/11/22	250,000	256,263
3.01% 10/19/26	500,000	553,531
3.04% 7/16/29	200,000	221,592
3.10% 1/17/23	250,000	263,742
3.35% 10/18/27	150,000	168,906
3.36% 7/12/27	200,000	226,300
3.45% 1/11/27	250,000	281,315
3.54% 1/17/28	250,000	284,587
3.75% 7/19/23	150,000	162,287
3.78% 3/9/26	200,000	227,578
3.94% 7/19/28	150,000	175,234
SunTrust Bank 3.20% 4/1/24	600,000	651,183
SVB Financial Group 3.13% 6/5/30	60,000	67,520
Synovus Financial 3.13% 11/1/22	60,000	62,297
Toronto-Dominion Bank
0.45% 9/11/23	500,000	501,401
0.75% 6/12/23	165,000	166,736
0.75% 9/11/25	500,000	501,759
2.65% 6/12/24	200,000	214,270
3.25% 3/11/24	200,000	217,173
3.50% 7/19/23	150,000	162,314
Truist Bank
2.45% 8/1/22	150,000	154,974
2.63% 1/15/22	250,000	255,619
2.80% 5/17/22	150,000	154,926
3.00% 2/2/23	100,000	105,219
3.30% 5/15/26	200,000	223,581
3.63% 9/16/25	250,000	281,678
μ3.69% 8/2/24	200,000	216,573
4.05% 11/3/25	75,000	86,491
Truist Financial
1.13% 8/3/27	200,000	201,224
1.20% 8/5/25	165,000	169,326
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Truist Financial (continued)
1.95% 6/5/30	165,000	$ 171,052
2.20% 3/16/23	150,000	155,700
2.70% 1/27/22	150,000	153,537
2.85% 10/26/24	100,000	108,195
3.05% 6/20/22	300,000	311,362
3.70% 6/5/25	150,000	169,565
3.75% 12/6/23	150,000	164,765
3.88% 3/19/29	200,000	233,390
US Bancorp
1.38% 7/22/30	150,000	150,270
1.45% 5/12/25	100,000	103,760
2.38% 7/22/26	150,000	162,599
2.40% 7/30/24	150,000	159,873
2.95% 7/15/22	200,000	207,816
3.00% 3/15/22	150,000	154,582
3.00% 7/30/29	150,000	167,468
3.10% 4/27/26	65,000	72,324
3.15% 4/27/27	350,000	394,096
3.38% 2/5/24	250,000	272,121
3.60% 9/11/24	250,000	276,477
3.70% 1/30/24	250,000	274,048
3.90% 4/26/28	250,000	296,886
US Bank
1.80% 1/21/22	300,000	304,593
2.05% 1/21/25	300,000	317,408
2.85% 1/23/23	250,000	262,945
Wachovia 5.50% 8/1/35	150,000	201,358
Wells Fargo & Co.
μ1.65% 6/2/24	650,000	667,737
μ2.16% 2/11/26	415,000	436,307
μ2.19% 4/30/26	1,000,000	1,052,678
μ2.39% 6/2/28	805,000	856,666
μ2.41% 10/30/25	440,000	465,161
μ2.57% 2/11/31	415,000	438,966
2.63% 7/22/22	150,000	155,263
μ2.88% 10/30/30	500,000	545,211
3.00% 4/22/26	150,000	165,050
3.00% 10/23/26	300,000	332,461
μ3.07% 4/30/41	1,000,000	1,087,832
3.30% 9/9/24	250,000	273,904
3.45% 2/13/23	250,000	264,926
3.50% 3/8/22	600,000	622,041
μ3.58% 5/22/28	755,000	855,532
3.75% 1/24/24	300,000	327,462
4.10% 6/3/26	740,000	848,093
4.13% 8/15/23	300,000	327,688
4.15% 1/24/29	300,000	355,939
4.30% 7/22/27	750,000	878,400
4.40% 6/14/46	250,000	312,766
4.65% 11/4/44	225,000	287,394
4.75% 12/7/46	350,000	457,787
μ5.01% 4/4/51	950,000	1,349,426
5.95% 12/1/86	100,000	133,949

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo Bank 6.60% 1/15/38	450,000	$ 687,711
Westpac Banking
2.00% 1/13/23	30,000	31,052
2.35% 2/19/25	200,000	214,736
2.50% 6/28/22	150,000	155,109
2.65% 1/16/30	70,000	78,628
μ2.67% 11/15/35	125,000	128,770
2.70% 8/19/26	200,000	220,785
2.85% 5/13/26	150,000	166,509
μ2.89% 2/4/30	600,000	628,884
2.96% 11/16/40	95,000	101,014
3.30% 2/26/24	250,000	271,692
3.35% 3/8/27	250,000	282,961
3.40% 1/25/28	100,000	115,025
3.65% 5/15/23	100,000	107,995
μ4.11% 7/24/34	95,000	108,634
μ4.32% 11/23/31	250,000	284,961
4.42% 7/24/39	70,000	89,248
		187,914,286
Beverages–0.73%
Anheuser-Busch InBev Finance 4.00% 1/17/43	100,000	114,548
Anheuser-Busch InBev Worldwide
3.50% 6/1/30	500,000	578,875
3.65% 2/1/26	700,000	790,822
3.75% 7/15/42	136,000	154,492
4.00% 4/13/28	270,000	318,187
4.15% 1/23/25	315,000	358,670
4.35% 6/1/40	600,000	735,203
4.38% 4/15/38	285,000	352,459
4.44% 10/6/48	395,000	490,849
4.60% 4/15/48	115,000	145,285
4.70% 2/1/36	950,000	1,204,986
4.75% 1/23/29	895,000	1,103,680
4.75% 4/15/58	200,000	261,221
4.90% 1/23/31	160,000	203,694
4.95% 1/15/42	300,000	393,576
5.45% 1/23/39	165,000	222,770
5.55% 1/23/49	1,230,000	1,745,741
5.80% 1/23/59	415,000	637,649
8.20% 1/15/39	200,000	344,560
Brown-Forman
3.50% 4/15/25	60,000	66,430
4.00% 4/15/38	85,000	104,176
Coca-Cola
1.00% 3/15/28	145,000	145,439
1.38% 3/15/31	250,000	249,377
1.45% 6/1/27	60,000	61,950
1.65% 6/1/30	700,000	718,343
1.75% 9/6/24	150,000	157,101
2.13% 9/6/29	150,000	160,427
2.25% 9/1/26	200,000	216,971
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Coca-Cola (continued)
2.50% 4/1/23	250,000	$ 262,656
2.50% 6/1/40	70,000	74,448
2.50% 3/15/51	165,000	169,967
2.55% 6/1/26	100,000	109,521
2.60% 6/1/50	150,000	157,962
2.75% 6/1/60	150,000	161,540
2.88% 10/27/25	100,000	110,859
2.90% 5/25/27	100,000	111,445
Coca-Cola Consolidated 3.80% 11/25/25	50,000	55,773
Coca-Cola Femsa
1.85% 9/1/32	185,000	185,231
2.75% 1/22/30	300,000	323,436
Constellation Brands
2.70% 5/9/22	30,000	30,854
3.15% 8/1/29	100,000	111,310
3.20% 2/15/23	100,000	105,665
3.50% 5/9/27	30,000	33,832
3.60% 2/15/28	100,000	114,186
3.70% 12/6/26	100,000	114,415
4.10% 2/15/48	100,000	120,935
4.25% 5/1/23	280,000	305,193
4.50% 5/9/47	45,000	56,705
4.65% 11/15/28	125,000	152,237
Diageo Capital
2.13% 10/24/24	200,000	211,057
2.38% 10/24/29	200,000	215,195
3.50% 9/18/23	200,000	215,521
3.88% 5/18/28	200,000	233,184
3.88% 4/29/43	30,000	36,906
5.88% 9/30/36	100,000	144,065
Diageo Investment
2.88% 5/11/22	200,000	206,809
8.00% 9/15/22	100,000	112,891
Fomento Economico Mexicano
2.88% 5/10/23	150,000	156,741
4.38% 5/10/43	200,000	252,046
Keurig Dr Pepper
3.13% 12/15/23	100,000	107,610
3.40% 11/15/25	150,000	168,072
3.43% 6/15/27	70,000	79,912
3.80% 5/1/50	450,000	537,998
4.42% 12/15/46	50,000	63,569
4.60% 5/25/28	150,000	182,490
4.99% 5/25/38	100,000	133,737
Molson Coors Beverage
3.00% 7/15/26	110,000	119,891
4.20% 7/15/46	345,000	395,253
5.00% 5/1/42	250,000	312,446
PepsiCo
0.40% 10/7/23	55,000	55,299
0.75% 5/1/23	85,000	86,207
1.40% 2/25/31	75,000	75,482

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo (continued)
1.63% 5/1/30	560,000	$ 574,429
2.25% 5/2/22	200,000	205,072
2.25% 3/19/25	400,000	427,950
2.38% 10/6/26	80,000	87,136
2.75% 3/1/23	550,000	580,684
2.75% 3/19/30	100,000	111,909
2.85% 2/24/26	90,000	99,625
3.00% 10/15/27	150,000	169,216
3.60% 3/1/24	479,000	522,495
3.60% 8/13/42	250,000	304,994
3.63% 3/19/50	600,000	759,942
4.00% 3/5/42	100,000	129,215
4.00% 5/2/47	105,000	138,656
4.45% 4/14/46	120,000	167,149
		23,286,504
Biotechnology–0.31%
Amgen
1.90% 2/21/25	135,000	141,872
2.20% 2/21/27	175,000	187,543
2.25% 8/19/23	200,000	210,057
2.30% 2/25/31	100,000	106,593
2.45% 2/21/30	700,000	749,175
2.60% 8/19/26	200,000	218,290
2.65% 5/11/22	200,000	206,177
2.70% 5/1/22	100,000	102,889
2.77% 9/1/53	758,000	758,797
3.13% 5/1/25	200,000	220,310
3.15% 2/21/40	600,000	659,582
3.38% 2/21/50	300,000	334,563
3.63% 5/15/22	100,000	103,603
3.63% 5/22/24	150,000	164,626
5.15% 11/15/41	250,000	348,050
Baxalta
4.00% 6/23/25	45,000	50,819
5.25% 6/23/45	14,000	19,155
Biogen
2.25% 5/1/30	75,000	78,283
3.15% 5/1/50	120,000	124,201
3.63% 9/15/22	145,000	152,860
4.05% 9/15/25	145,000	166,130
5.20% 9/15/45	255,000	345,747
Gilead Sciences
0.75% 9/29/23	115,000	115,340
1.20% 10/1/27	120,000	120,775
1.65% 10/1/30	95,000	95,254
1.95% 3/1/22	85,000	86,602
2.60% 10/1/40	250,000	252,027
2.80% 10/1/50	250,000	247,677
2.95% 3/1/27	300,000	329,487
3.25% 9/1/22	125,000	130,536
3.50% 2/1/25	270,000	298,205
3.65% 3/1/26	300,000	340,829
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences (continued)
4.15% 3/1/47	380,000	$ 463,433
4.50% 2/1/45	80,000	102,093
4.60% 9/1/35	200,000	258,074
4.75% 3/1/46	200,000	264,677
4.80% 4/1/44	200,000	263,624
5.65% 12/1/41	250,000	360,241
Royalty Pharma
0.75% 9/2/23	135,000	135,636
1.20% 9/2/25	180,000	182,713
1.75% 9/2/27	115,000	118,281
2.20% 9/2/30	105,000	107,766
3.30% 9/2/40	160,000	168,000
3.55% 9/2/50	160,000	170,467
		10,061,059
Building Materials–0.12%
Carrier Global
1.92% 2/15/23	40,000	41,205
2.24% 2/15/25	700,000	741,110
2.49% 2/15/27	85,000	91,683
2.72% 2/15/30	120,000	128,112
3.38% 4/5/40	85,000	92,739
3.58% 4/5/50	120,000	133,053
Fortune Brands Home & Security
3.25% 9/15/29	150,000	166,136
4.00% 6/15/25	50,000	56,561
Johnson Controls International
1.75% 9/15/30	85,000	86,712
φ3.63% 7/2/24	100,000	108,451
3.90% 2/14/26	28,000	31,712
4.50% 2/15/47	145,000	190,276
φ4.95% 7/2/64	68,000	93,157
5.13% 9/14/45	7,000	9,597
Lennox International
1.35% 8/1/25	55,000	56,254
1.70% 8/1/27	40,000	40,689
3.00% 11/15/23	25,000	26,348
Martin Marietta Materials
3.45% 6/1/27	43,000	48,137
3.50% 12/15/27	100,000	113,270
4.25% 7/2/24	55,000	61,321
4.25% 12/15/47	100,000	119,312
Masco
2.00% 10/1/30	125,000	127,193
3.50% 11/15/27	60,000	68,069
4.38% 4/1/26	160,000	187,817
4.50% 5/15/47	225,000	281,727
Owens Corning
3.88% 6/1/30	150,000	172,929
3.95% 8/15/29	70,000	80,692
4.30% 7/15/47	100,000	120,004
7.00% 12/1/36	50,000	71,213

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Vulcan Materials
3.90% 4/1/27	45,000	$ 52,443
4.70% 3/1/48	250,000	322,467
		3,920,389
Chemicals–0.41%
Air Products and Chemicals 3.35% 7/31/24	250,000	272,588
Albemarle 5.45% 12/1/44	100,000	119,575
Cabot 4.00% 7/1/29	100,000	107,962
Celanese US Holdings 4.63% 11/15/22	90,000	96,587
Dow Chemical
2.10% 11/15/30	250,000	256,365
3.60% 11/15/50	250,000	280,375
3.63% 5/15/26	150,000	168,979
4.38% 11/15/42	400,000	489,198
4.80% 5/15/49	95,000	127,570
5.25% 11/15/41	100,000	131,991
7.38% 11/1/29	125,000	178,122
9.40% 5/15/39	100,000	179,396
DuPont de Nemours
2.17% 5/1/23	145,000	146,912
4.21% 11/15/23	300,000	330,949
4.49% 11/15/25	250,000	291,777
4.73% 11/15/28	350,000	430,989
5.32% 11/15/38	135,000	182,627
5.42% 11/15/48	225,000	326,434
Eastman Chemical
3.60% 8/15/22	225,000	235,046
3.80% 3/15/25	100,000	111,164
4.65% 10/15/44	70,000	88,482
4.80% 9/1/42	250,000	319,469
Ecolab
1.30% 1/30/31	195,000	193,017
2.13% 8/15/50	250,000	239,273
2.38% 8/10/22	150,000	154,619
2.70% 11/1/26	45,000	49,934
3.25% 1/14/23	100,000	105,236
EI du Pont de Nemours and 2.30% 7/15/30	335,000	356,144
EI du Pont de Nemours and Co 1.70% 7/15/25	155,000	161,493
FMC
3.95% 2/1/22	100,000	102,879
4.10% 2/1/24	100,000	108,837
Huntsman International 4.50% 5/1/29	90,000	103,648
International Flavors & Fragrances
3.20% 5/1/23	50,000	52,211
4.38% 6/1/47	55,000	67,554
Linde
2.20% 8/15/22	100,000	102,510
2.70% 2/21/23	100,000	104,399
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Lubrizol 6.50% 10/1/34	300,000	$ 463,033
LYB International Finance
3.50% 3/2/27	159,000	177,235
4.00% 7/15/23	200,000	216,891
4.20% 10/15/49	125,000	145,868
LYB International Finance III
1.25% 10/1/25	40,000	40,692
2.25% 10/1/30	45,000	46,470
3.38% 5/1/30	400,000	447,913
3.38% 10/1/40	60,000	64,023
3.63% 4/1/51	85,000	92,713
3.80% 10/1/60	60,000	64,477
Mosaic
3.25% 11/15/22	100,000	104,496
4.05% 11/15/27	150,000	169,783
4.25% 11/15/23	125,000	136,526
5.45% 11/15/33	104,000	129,218
5.63% 11/15/43	200,000	258,701
NewMarket 4.10% 12/15/22	50,000	53,076
Nutrien
1.90% 5/13/23	35,000	36,151
2.95% 5/13/30	100,000	109,914
3.00% 4/1/25	300,000	323,987
3.15% 10/1/22	100,000	104,001
3.95% 5/13/50	100,000	121,748
4.13% 3/15/35	100,000	119,001
6.13% 1/15/41	245,000	351,147
PPG Industries
2.40% 8/15/24	100,000	105,910
2.55% 6/15/30	50,000	53,684
2.80% 8/15/29	100,000	109,622
Praxair
1.10% 8/10/30	250,000	247,237
2.00% 8/10/50	160,000	149,530
Rohm and Haas 7.85% 7/15/29	150,000	209,352
RPM International
3.75% 3/15/27	100,000	110,907
5.25% 6/1/45	100,000	122,478
Sherwin-Williams
2.30% 5/15/30	60,000	62,623
2.95% 8/15/29	100,000	109,979
3.13% 6/1/24	100,000	108,454
3.30% 5/15/50	100,000	110,350
3.45% 6/1/27	145,000	164,469
3.80% 8/15/49	100,000	120,324
3.95% 1/15/26	250,000	285,867
4.50% 6/1/47	88,000	117,519
Syngenta Finance 3.13% 3/28/22	100,000	101,751
Westlake Chemical
3.60% 8/15/26	150,000	168,760

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Westlake Chemical (continued)
5.00% 8/15/46	100,000	$ 129,554
		13,139,745
Commercial Services–0.23%
Automatic Data Processing
1.25% 9/1/30	75,000	74,818
3.38% 9/15/25	125,000	140,707
Block Financial 3.88% 8/15/30	60,000	64,783
California Institute of Technology
3.65% 9/1/19	45,000	50,952
4.32% 8/1/45	60,000	81,934
Cintas No. 2
2.90% 4/1/22	100,000	102,925
3.70% 4/1/27	100,000	115,177
Emory University
2.14% 9/1/30	35,000	36,772
2.97% 9/1/50	35,000	37,285
Equifax
2.60% 12/1/24	50,000	53,543
3.95% 6/15/23	40,000	43,213
Ford Foundation
2.42% 6/1/50	200,000	203,391
2.82% 6/1/70	30,000	32,036
George Washington University
4.13% 9/15/48	200,000	252,842
4.30% 9/15/44	100,000	125,074
Georgetown University
4.32% 4/1/49	50,000	63,790
5.22% 10/1/18	50,000	71,924
Global Payments
2.90% 5/15/30	115,000	125,041
3.75% 6/1/23	125,000	133,608
4.00% 6/1/23	100,000	108,051
4.45% 6/1/28	100,000	118,624
4.80% 4/1/26	100,000	118,982
Johns Hopkins University 2.81% 1/1/60	35,000	36,823
Leland Stanford Junior University
2.41% 6/1/50	60,000	61,897
3.65% 5/1/48	70,000	88,531
Massachusetts Institute of Technology
3.89% 7/1/16	55,000	69,520
5.60% 7/1/11	200,000	349,786
Moody's
2.55% 8/18/60	50,000	46,708
2.63% 1/15/23	100,000	104,330
3.25% 1/15/28	65,000	73,116
3.25% 5/20/50	100,000	110,785
4.25% 2/1/29	100,000	120,116
4.88% 12/17/48	100,000	137,335
Northwestern University 3.66% 12/1/57	75,000	94,742
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
PayPal Holdings
1.35% 6/1/23	55,000	$ 56,312
1.65% 6/1/25	100,000	104,457
2.20% 9/26/22	60,000	61,992
2.30% 6/1/30	80,000	85,618
2.40% 10/1/24	105,000	112,187
2.65% 10/1/26	65,000	71,430
2.85% 10/1/29	95,000	105,473
3.25% 6/1/50	500,000	575,694
President and Fellows of Harvard College 3.30% 7/15/56	100,000	123,676
President and Fellows of Harvardllege 3.15% 7/15/46	100,000	118,075
RELX Capital
3.00% 5/22/30	100,000	110,983
3.50% 3/16/23	145,000	154,210
4.00% 3/18/29	200,000	237,311
Rockefeller Foundation 2.49% 10/1/50	60,000	62,371
S&P Global
1.25% 8/15/30	75,000	73,893
2.30% 8/15/60	395,000	375,003
2.50% 12/1/29	55,000	59,957
2.95% 1/22/27	150,000	165,932
3.25% 12/1/49	65,000	75,797
Trustees of Boston University 4.06% 10/1/48	25,000	31,602
Trustees of Princeton University
2.52% 7/1/50	40,000	41,846
5.70% 3/1/39	50,000	75,905
Trustees of the University of Pennsylvania 3.61% 2/15/19	100,000	112,302
University of Chicago
2.55% 4/1/50	35,000	35,041
4.00% 10/1/53	60,000	79,231
University of Notre Dame du Lac 3.39% 2/15/48	100,000	123,597
University of Southern California
3.03% 10/1/39	200,000	217,298
3.84% 10/1/47	55,000	69,574
Verisk Analytics
3.63% 5/15/50	20,000	23,267
4.00% 6/15/25	100,000	113,259
4.13% 9/12/22	100,000	105,920
4.13% 3/15/29	120,000	144,140
William Marsh Rice University 3.57% 5/15/45	100,000	121,491
		7,474,005
Computers–0.72%
Apple
0.55% 8/20/25	400,000	401,703
0.75% 5/11/23	655,000	662,773

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Apple (continued)
1.13% 5/11/25	535,000	$ 550,065
1.25% 8/20/30	400,000	399,843
1.65% 5/11/30	120,000	123,521
1.70% 9/11/22	120,000	123,028
1.80% 9/11/24	200,000	209,987
2.05% 9/11/26	200,000	213,810
2.10% 9/12/22	150,000	154,637
2.15% 2/9/22	250,000	255,177
2.20% 9/11/29	250,000	269,793
2.30% 5/11/22	150,000	154,163
2.40% 1/13/23	150,000	156,384
2.40% 8/20/50	220,000	224,694
2.45% 8/4/26	250,000	272,812
2.50% 2/9/22	150,000	153,411
2.50% 2/9/25	250,000	269,705
2.55% 8/20/60	250,000	256,498
2.65% 5/11/50	500,000	529,620
2.70% 5/13/22	100,000	103,533
2.75% 1/13/25	100,000	108,478
2.85% 2/23/23	450,000	472,535
2.90% 9/12/27	400,000	447,191
2.95% 9/11/49	135,000	150,407
3.00% 11/13/27	200,000	225,367
3.20% 5/13/25	150,000	167,212
3.20% 5/11/27	154,000	173,821
3.25% 2/23/26	415,000	465,616
3.35% 2/9/27	200,000	228,074
3.45% 5/6/24	350,000	385,361
3.45% 2/9/45	125,000	151,448
3.75% 9/12/47	225,000	281,556
3.75% 11/13/47	150,000	188,875
3.85% 5/4/43	350,000	441,505
3.85% 8/4/46	135,000	173,314
4.25% 2/9/47	25,000	34,062
4.38% 5/13/45	100,000	136,827
4.45% 5/6/44	600,000	821,653
4.50% 2/23/36	250,000	336,183
4.65% 2/23/46	530,000	752,170
Dell International
4.00% 7/15/24	100,000	110,245
4.90% 10/1/26	800,000	944,444
5.30% 10/1/29	300,000	367,402
5.45% 6/15/23	505,000	558,508
6.02% 6/15/26	250,000	305,181
8.10% 7/15/36	135,000	199,457
8.35% 7/15/46	130,000	196,418
DXC Technology 4.75% 4/15/27	300,000	343,325
Genpact Luxembourg Sarl
3.38% 12/1/24	100,000	108,861
3.70% 4/1/22	50,000	50,979
Hewlett Packard Enterprise
1.45% 4/1/24	200,000	205,473
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Hewlett Packard Enterprise (continued)
1.75% 4/1/26	300,000	$ 310,899
4.90% 10/15/25	450,000	526,800
6.20% 10/15/35	250,000	322,365
6.35% 10/15/45	250,000	329,074
HP
2.20% 6/17/25	150,000	158,779
3.00% 6/17/27	150,000	165,445
3.40% 6/17/30	150,000	166,839
6.00% 9/15/41	305,000	398,038
IBM Credit
2.20% 9/8/22	100,000	103,478
3.00% 2/6/23	150,000	158,840
International Business Machines
1.70% 5/15/27	505,000	524,275
1.88% 8/1/22	600,000	616,568
1.95% 5/15/30	110,000	113,316
2.50% 1/27/22	150,000	153,486
2.85% 5/13/22	350,000	362,421
2.85% 5/15/40	165,000	177,334
2.88% 11/9/22	150,000	157,698
2.95% 5/15/50	155,000	164,884
3.00% 5/15/24	500,000	541,556
3.30% 5/15/26	250,000	282,422
3.30% 1/27/27	100,000	112,822
3.45% 2/19/26	150,000	170,207
4.00% 6/20/42	200,000	247,458
4.15% 5/15/39	200,000	252,886
4.25% 5/15/49	350,000	458,789
5.60% 11/30/39	210,000	309,656
5.88% 11/29/32	120,000	173,183
Leidos 2.30% 2/15/31	195,000	198,549
NetApp
1.88% 6/22/25	35,000	36,551
2.38% 6/22/27	50,000	53,422
2.70% 6/22/30	50,000	53,695
Seagate HDD Cayman 4.09% 6/1/29	215,000	230,355
		23,049,195
Cosmetics & Personal Care–0.11%
Colgate-Palmolive
2.25% 11/15/22	60,000	62,209
3.70% 8/1/47	55,000	71,149
4.00% 8/15/45	100,000	133,922
Estee Laude
3.15% 3/15/27	100,000	112,379
4.15% 3/15/47	65,000	85,149
4.38% 6/15/45	250,000	331,583
Procter & Gamble
0.55% 10/29/25	100,000	100,862
1.20% 10/29/30	100,000	100,072
2.15% 8/11/22	150,000	154,704
2.30% 2/6/22	250,000	255,783

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
Procter & Gamble (continued)
2.45% 11/3/26	150,000	$ 165,571
2.70% 2/2/26	100,000	110,898
2.85% 8/11/27	150,000	167,397
3.10% 8/15/23	200,000	215,002
Unilever Capital
0.38% 9/14/23	100,000	100,308
1.38% 9/14/30	105,000	105,406
2.00% 7/28/26	100,000	106,616
2.20% 5/5/22	150,000	153,614
2.60% 5/5/24	100,000	106,550
2.90% 5/5/27	150,000	166,628
3.13% 3/22/23	150,000	159,326
3.25% 3/7/24	120,000	130,294
3.38% 3/22/25	100,000	110,586
3.50% 3/22/28	100,000	115,776
5.90% 11/15/32	133,000	195,707
		3,517,491
Distribution/Wholesale–0.01%
WW Grainger
3.75% 5/15/46	150,000	176,695
4.20% 5/15/47	100,000	126,443
4.60% 6/15/45	55,000	73,693
		376,831
Diversified Financial Services–0.96%
AerCap Ireland Capital
3.15% 2/15/24	200,000	209,590
3.50% 1/15/25	150,000	159,238
3.65% 7/21/27	150,000	163,409
4.50% 9/15/23	150,000	162,623
4.63% 10/15/27	200,000	226,389
4.88% 1/16/24	150,000	163,707
6.50% 7/15/25	150,000	179,283
Affiliated Managers Group 4.25% 2/15/24	100,000	110,251
Air Lease
2.63% 7/1/22	200,000	205,149
2.88% 1/15/26	525,000	555,397
3.13% 12/1/30	50,000	51,957
3.25% 3/1/25	100,000	107,043
3.38% 7/1/25	95,000	102,143
3.75% 6/1/26	100,000	109,974
3.88% 7/3/23	250,000	266,927
4.25% 9/15/24	300,000	328,621
Aircastle
4.13% 5/1/24	90,000	95,174
4.25% 6/15/26	65,000	68,440
5.00% 4/1/23	90,000	95,926
5.50% 2/15/22	90,000	93,733
Ally Financial
3.05% 6/5/23	635,000	669,504
8.00% 11/1/31	600,000	880,255
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express
2.50% 8/1/22	250,000	$ 257,955
2.50% 7/30/24	665,000	709,939
2.65% 12/2/22	115,000	120,037
3.00% 10/30/24	300,000	327,598
3.40% 2/27/23	200,000	212,690
3.40% 2/22/24	500,000	543,019
3.70% 8/3/23	150,000	162,423
4.05% 12/3/42	135,000	171,852
American Express Credit
2.70% 3/3/22	100,000	102,561
3.30% 5/3/27	230,000	261,549
Ameriprise Financial 2.88% 9/15/26	100,000	110,522
BGC Partners 5.38% 7/24/23	100,000	108,182
BlackRock
1.90% 1/28/31	50,000	52,305
2.40% 4/30/30	90,000	98,545
3.20% 3/15/27	167,000	188,301
3.25% 4/30/29	150,000	173,753
3.38% 6/1/22	150,000	156,502
BOC Aviation 3.00% 5/23/22	500,000	510,487
Brookfield Finance
3.45% 4/15/50	150,000	158,946
3.50% 3/30/51	200,000	213,201
3.90% 1/25/28	100,000	114,696
4.00% 4/1/24	100,000	109,753
4.70% 9/20/47	150,000	189,515
Capital One Financial
3.20% 2/5/25	150,000	163,643
3.50% 6/15/23	300,000	321,910
3.65% 5/11/27	500,000	572,433
3.75% 3/9/27	250,000	285,200
3.80% 1/31/28	400,000	462,228
3.90% 1/29/24	200,000	219,045
4.20% 10/29/25	200,000	228,104
4.25% 4/30/25	150,000	171,180
Cboe Global Markets
1.63% 12/15/30	200,000	202,140
3.65% 1/12/27	100,000	113,706
Charles Schwab
0.90% 3/11/26	335,000	339,399
1.65% 3/11/31	400,000	403,523
3.00% 3/10/25	100,000	109,318
3.20% 3/2/27	100,000	111,881
3.25% 5/22/29	200,000	229,515
3.45% 2/13/26	70,000	79,303
3.85% 5/21/25	200,000	227,490
CME Group
3.00% 9/15/22	300,000	313,746
3.75% 6/15/28	100,000	118,431
4.15% 6/15/48	75,000	101,191
5.30% 9/15/43	100,000	149,089

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Discover Financial Services
3.75% 3/4/25	100,000	$ 110,040
3.95% 11/6/24	100,000	111,027
4.10% 2/9/27	115,000	132,443
4.50% 1/30/26	150,000	173,262
5.20% 4/27/22	100,000	105,952
Eaton Vance 3.50% 4/6/27	100,000	112,289
Franklin Resources
1.60% 10/30/30	100,000	99,437
2.85% 3/30/25	100,000	109,040
GE Capital Funding
3.45% 5/15/25	250,000	275,929
4.05% 5/15/27	250,000	285,888
4.40% 5/15/30	450,000	530,202
4.55% 5/15/32	250,000	299,836
GE Capital International Funding Unlimited 4.42% 11/15/35	854,000	1,018,345
Intercontinental Exchange
0.70% 6/15/23	220,000	221,496
1.85% 9/15/32	165,000	166,253
2.10% 6/15/30	155,000	161,342
2.65% 9/15/40	165,000	169,010
3.00% 6/15/50	115,000	121,750
3.00% 9/15/60	160,000	167,228
3.10% 9/15/27	250,000	278,544
3.45% 9/21/23	60,000	64,667
3.75% 12/1/25	85,000	96,388
3.75% 9/21/28	105,000	122,518
4.00% 10/15/23	200,000	219,196
4.25% 9/21/48	150,000	189,056
Invesco Finance
3.75% 1/15/26	100,000	112,785
4.00% 1/30/24	500,000	548,760
Janus Capital Group 4.88% 8/1/25	150,000	172,643
Jefferies Financial Group 5.50% 10/18/23	200,000	220,203
Jefferies Group
2.75% 10/15/32	155,000	162,564
4.85% 1/15/27	310,000	362,495
5.13% 1/20/23	150,000	163,857
6.25% 1/15/36	100,000	133,230
Lazard Group
3.63% 3/1/27	100,000	109,907
3.75% 2/13/25	100,000	111,030
Legg Mason
4.75% 3/15/26	150,000	178,076
5.63% 1/15/44	100,000	143,291
Mastercard
2.00% 3/3/25	200,000	212,189
2.95% 11/21/26	150,000	167,615
2.95% 6/1/29	150,000	168,273
3.30% 3/26/27	600,000	684,266
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Mastercard (continued)
3.65% 6/1/49	150,000	$ 186,012
3.80% 11/21/46	100,000	125,916
Nasdaq
0.45% 12/21/22	80,000	80,092
1.65% 1/15/31	200,000	198,039
2.50% 12/21/40	200,000	197,793
3.85% 6/30/26	45,000	51,635
Nomura Holdings
1.85% 7/16/25	300,000	312,837
2.68% 7/16/30	200,000	211,614
3.10% 1/16/30	250,000	273,153
ORIX
2.90% 7/18/22	90,000	93,276
3.25% 12/4/24	100,000	109,299
3.70% 7/18/27	100,000	114,076
Private Export Funding 2.45% 7/15/24	250,000	266,815
Raymond James Financial 4.95% 7/15/46	50,000	68,415
Stifel Financial 4.00% 5/15/30	500,000	571,055
Synchrony Financial
2.85% 7/25/22	60,000	61,957
3.70% 8/4/26	200,000	221,937
4.25% 8/15/24	150,000	165,712
4.38% 3/19/24	35,000	38,533
4.50% 7/23/25	100,000	112,500
5.15% 3/19/29	50,000	60,258
Visa
1.10% 2/15/31	300,000	295,593
1.90% 4/15/27	500,000	531,994
2.00% 8/15/50	300,000	285,902
2.15% 9/15/22	45,000	46,395
2.70% 4/15/40	300,000	327,015
2.75% 9/15/27	75,000	83,534
2.80% 12/14/22	300,000	313,863
3.15% 12/14/25	350,000	392,562
4.15% 12/14/35	115,000	149,363
4.30% 12/14/45	530,000	724,789
Western Union
2.85% 1/10/25	50,000	53,703
4.25% 6/9/23	150,000	162,690
		30,862,188
Electric–2.07%
Aep Texas 2.10% 7/1/30	100,000	104,486
AEP Texas
3.45% 1/15/50	50,000	55,991
4.15% 5/1/49	100,000	123,588
AEP Transmission 3.75% 12/1/47	100,000	121,661
AES
1.38% 1/15/26	190,000	191,651
2.45% 1/15/31	250,000	253,226

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Alabama Power
1.45% 9/15/30	250,000	$ 251,360
2.45% 3/30/22	100,000	102,473
3.70% 12/1/47	100,000	121,531
3.75% 3/1/45	150,000	181,169
4.30% 1/2/46	150,000	197,481
4.30% 7/15/48	65,000	86,769
6.13% 5/15/38	100,000	149,061
Ameren 3.65% 2/15/26	50,000	56,371
Ameren Illinois
1.55% 11/15/30	40,000	40,277
3.70% 12/1/47	100,000	122,476
3.80% 5/15/28	100,000	116,511
American Electric Power
0.75% 11/1/23	35,000	35,078
1.00% 11/1/25	125,000	126,459
2.30% 3/1/30	50,000	52,187
2.95% 12/15/22	125,000	130,502
3.20% 11/13/27	100,000	111,959
3.25% 3/1/50	65,000	68,554
Appalachian Power 3.70% 5/1/50	100,000	120,050
Arizona Public Service
2.95% 9/15/27	50,000	54,940
3.15% 5/15/25	100,000	109,687
3.35% 5/15/50	70,000	81,405
3.50% 12/1/49	100,000	119,806
4.25% 3/1/49	100,000	130,436
4.35% 11/15/45	100,000	128,751
4.50% 4/1/42	100,000	128,722
5.05% 9/1/41	100,000	136,035
Avangrid
3.15% 12/1/24	150,000	163,476
3.80% 6/1/29	100,000	114,635
Avista 4.35% 6/1/48	100,000	126,819
Baltimore Gas and Electric
2.90% 6/15/50	55,000	59,105
3.35% 7/1/23	100,000	106,599
3.50% 8/15/46	200,000	232,067
3.75% 8/15/47	100,000	122,353
6.35% 10/1/36	100,000	152,204
Berkshire Hathaway Energy
1.65% 5/15/31	90,000	89,930
2.80% 1/15/23	125,000	130,961
2.85% 5/15/51	150,000	153,998
3.25% 4/15/28	125,000	142,837
3.75% 11/15/23	200,000	217,764
3.80% 7/15/48	70,000	83,674
5.15% 11/15/43	200,000	274,800
5.95% 5/15/37	125,000	181,175
6.13% 4/1/36	247,000	365,189
Black Hills
3.05% 10/15/29	100,000	108,981
3.15% 1/15/27	100,000	108,745
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Black Hills (continued)
3.88% 10/15/49	100,000	$ 116,771
3.95% 1/15/26	50,000	56,330
4.20% 9/15/46	100,000	122,722
4.25% 11/30/23	100,000	109,599
CenterPoint Energy
2.50% 9/1/24	100,000	106,329
2.95% 3/1/30	100,000	108,786
3.70% 9/1/49	100,000	114,352
3.85% 2/1/24	75,000	82,021
4.25% 11/1/28	75,000	88,826
CenterPoint Energy Houston Electric
2.25% 8/1/22	250,000	256,392
2.40% 9/1/26	100,000	108,098
3.00% 2/1/27	100,000	110,055
4.25% 2/1/49	50,000	66,186
Cleco Corporate Holdings
3.74% 5/1/26	100,000	110,645
4.97% 5/1/46	70,000	81,796
Cleveland Electric Illuminating 5.95% 12/15/36	100,000	122,073
CMS Energy
3.00% 5/15/26	40,000	44,080
μ3.75% 12/1/50	300,000	306,510
4.88% 3/1/44	100,000	131,517
Commonwealth Edison
2.20% 3/1/30	100,000	106,967
2.55% 6/15/26	100,000	109,417
3.20% 11/15/49	145,000	162,167
3.65% 6/15/46	100,000	118,674
3.70% 8/15/28	45,000	53,055
4.00% 3/1/48	250,000	316,087
6.45% 1/15/38	100,000	153,215
Connecticut Light and Power
0.75% 12/1/25	50,000	50,556
4.00% 4/1/48	250,000	323,160
4.15% 6/1/45	75,000	97,089
4.30% 4/15/44	130,000	168,953
Consolidated Edison Co. of New York
0.65% 12/1/23	200,000	200,393
3.00% 12/1/60	160,000	162,121
3.70% 11/15/59	85,000	98,116
3.80% 5/15/28	100,000	115,666
3.95% 3/1/43	150,000	176,695
4.00% 12/1/28	100,000	118,034
4.30% 12/1/56	100,000	126,932
4.45% 3/15/44	200,000	250,652
4.50% 12/1/45	100,000	129,413
4.63% 12/1/54	200,000	265,893
4.65% 12/1/48	100,000	133,621
5.50% 12/1/39	250,000	342,444
5.85% 3/15/36	100,000	138,796
6.30% 8/15/37	20,000	29,015
6.75% 4/1/38	25,000	38,167

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Consumers Energy
2.50% 5/1/60	85,000	$ 85,209
3.25% 8/15/46	100,000	113,797
3.38% 8/15/23	200,000	214,177
3.95% 5/15/43	150,000	188,506
Dayton Power & Light 3.95% 6/15/49	95,000	110,093
Delmarva Power & Light
3.50% 11/15/23	150,000	162,115
4.15% 5/15/45	50,000	62,321
Dominion Energy
2.75% 1/15/22	150,000	153,247
2.75% 9/15/22	250,000	258,787
2.85% 8/15/26	60,000	66,096
φ3.07% 8/15/24	35,000	37,778
3.38% 4/1/30	800,000	910,800
4.25% 6/1/28	250,000	299,739
4.60% 3/15/49	150,000	200,895
4.90% 8/1/41	60,000	78,525
5.95% 6/15/35	25,000	35,007
Dominion Energy South Carolina 6.05% 1/15/38	225,000	333,915
DTE Electric
2.25% 3/1/30	150,000	160,831
3.65% 3/15/24	100,000	108,886
3.70% 6/1/46	50,000	60,786
3.75% 8/15/47	100,000	125,103
3.95% 3/1/49	70,000	90,638
4.05% 5/15/48	100,000	131,201
DTE Energy
1.05% 6/1/25	370,000	374,078
2.53% 10/1/24	75,000	79,899
2.85% 10/1/26	200,000	219,493
3.30% 6/15/22	200,000	207,252
3.40% 6/15/29	105,000	118,975
3.50% 6/1/24	100,000	108,503
Duke Energy
0.90% 9/15/25	65,000	65,143
2.45% 6/1/30	370,000	393,479
2.65% 9/1/26	165,000	179,740
3.15% 8/15/27	250,000	278,881
3.40% 6/15/29	65,000	73,758
3.95% 8/15/47	200,000	242,608
4.20% 6/15/49	65,000	82,172
4.80% 12/15/45	100,000	131,779
Duke Energy Carolinas
3.05% 3/15/23	150,000	158,454
3.95% 3/15/48	150,000	187,554
4.00% 9/30/42	150,000	185,036
5.30% 2/15/40	100,000	142,271
6.10% 6/1/37	170,000	251,466
Duke Energy Florida
1.75% 6/15/30	335,000	342,345
3.20% 1/15/27	150,000	167,401
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Florida (continued)
3.85% 11/15/42	100,000	$ 119,163
6.40% 6/15/38	300,000	464,782
Duke Energy Florida Project Finance 2.54% 9/1/31	100,000	108,104
Duke Energy Indiana
2.75% 4/1/50	125,000	129,728
3.25% 10/1/49	50,000	56,523
3.75% 5/15/46	150,000	179,552
6.12% 10/15/35	100,000	141,638
6.45% 4/1/39	130,000	201,763
Duke Energy Ohio
3.65% 2/1/29	100,000	115,803
3.70% 6/15/46	68,000	80,457
3.80% 9/1/23	500,000	540,157
4.30% 2/1/49	45,000	58,100
Duke Energy Progress
2.50% 8/15/50	500,000	502,447
3.38% 9/1/23	50,000	53,787
3.45% 3/15/29	70,000	81,274
3.70% 9/1/28	100,000	116,997
4.10% 3/15/43	100,000	124,064
6.30% 4/1/38	250,000	383,395
Edison International
2.95% 3/15/23	250,000	259,752
3.13% 11/15/22	35,000	36,337
3.55% 11/15/24	80,000	86,122
El Paso Electric 5.00% 12/1/44	150,000	177,630
Emera US Finance
3.55% 6/15/26	100,000	112,360
4.75% 6/15/46	105,000	134,067
Enel Americas 4.00% 10/25/26	35,000	39,288
Enel Chile 4.88% 6/12/28	150,000	176,625
Enel Generacion Chile 4.25% 4/15/24	100,000	108,730
Entergy
0.90% 9/15/25	240,000	239,865
2.80% 6/15/30	250,000	269,849
2.95% 9/1/26	90,000	99,175
3.75% 6/15/50	250,000	289,044
Entergy Arkansas
2.65% 6/15/51	65,000	66,466
3.50% 4/1/26	60,000	67,748
3.70% 6/1/24	200,000	219,490
4.20% 4/1/49	100,000	129,236
Entergy Louisiana
1.60% 12/15/30	50,000	50,479
2.40% 10/1/26	100,000	108,092
2.90% 3/15/51	75,000	79,915
3.25% 4/1/28	150,000	168,239
4.00% 3/15/33	95,000	118,148
4.05% 9/1/23	150,000	162,915

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Louisiana (continued)
4.20% 4/1/50	100,000	$ 128,760
4.95% 1/15/45	110,000	121,347
Entergy Louisiana LLC 0.62% 11/17/23	75,000	75,247
Entergy Mississippi
2.85% 6/1/28	50,000	55,184
3.85% 6/1/49	25,000	30,343
Entergy Texas 3.55% 9/30/49	50,000	57,574
Evergy Kansas Central
2.55% 7/1/26	50,000	54,210
4.10% 4/1/43	300,000	373,700
4.25% 12/1/45	50,000	65,305
Evergy Metro
2.25% 6/1/30	150,000	158,832
3.65% 8/15/25	250,000	281,599
4.20% 6/15/47	100,000	128,369
Eversource Energy
0.80% 8/15/25	200,000	199,568
2.75% 3/15/22	100,000	102,635
2.90% 10/1/24	100,000	107,902
3.15% 1/15/25	100,000	108,981
3.30% 1/15/28	100,000	112,173
3.80% 12/1/23	45,000	49,259
4.25% 4/1/29	75,000	89,809
Exelon
3.40% 4/15/26	100,000	112,610
3.50% 6/1/22	200,000	208,033
4.45% 4/15/46	100,000	127,310
4.95% 6/15/35	105,000	132,160
5.10% 6/15/45	105,000	142,028
Exelon Generation
3.25% 6/1/25	60,000	65,519
4.25% 6/15/22	250,000	261,032
5.60% 6/15/42	292,000	332,201
6.25% 10/1/39	100,000	120,475
Florida Power & Light
3.13% 12/1/25	250,000	277,318
3.15% 10/1/49	610,000	701,724
3.70% 12/1/47	100,000	123,748
3.80% 12/15/42	100,000	123,696
4.05% 6/1/42	150,000	189,528
4.13% 6/1/48	100,000	132,077
5.69% 3/1/40	50,000	74,098
5.95% 2/1/38	200,000	299,663
5.96% 4/1/39	100,000	151,571
Fortis 3.06% 10/4/26	200,000	220,082
Georgia Power
2.65% 9/15/29	105,000	115,128
3.25% 4/1/26	50,000	55,918
3.70% 1/30/50	40,000	47,782
4.30% 3/15/42	200,000	253,609
4.30% 3/15/43	100,000	126,449
4.75% 9/1/40	100,000	131,172
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Hydro-Quebec
8.05% 7/7/24	250,000	$ 312,100
8.50% 12/1/29	115,000	181,160
Iberdrola International 6.75% 7/15/36	100,000	153,182
Indiana Michigan Power
3.75% 7/1/47	100,000	118,677
3.85% 5/15/28	150,000	176,092
4.25% 8/15/48	50,000	64,522
Interstate Power and Light
2.30% 6/1/30	25,000	26,422
3.50% 9/30/49	50,000	57,376
3.60% 4/1/29	200,000	230,915
6.25% 7/15/39	130,000	189,102
ITC Holdings
2.70% 11/15/22	100,000	104,057
3.25% 6/30/26	90,000	100,115
3.35% 11/15/27	100,000	112,527
3.65% 6/15/24	75,000	81,727
Kentucky Utilities
3.30% 6/1/50	105,000	118,652
5.13% 11/1/40	100,000	137,938
MidAmerican Energy
3.10% 5/1/27	100,000	112,059
3.50% 10/15/24	100,000	110,107
3.65% 4/15/29	50,000	59,359
3.95% 8/1/47	100,000	125,467
4.25% 7/15/49	50,000	67,014
4.40% 10/15/44	100,000	129,500
5.75% 11/1/35	25,000	36,517
Mississippi Power 3.95% 3/30/28	100,000	116,510
National Rural Utilities Cooperative Finance
1.35% 3/15/31	125,000	123,274
1.75% 1/21/22	95,000	96,546
2.30% 9/15/22	70,000	72,211
2.40% 4/25/22	50,000	51,289
2.40% 3/15/30	195,000	211,383
2.70% 2/15/23	50,000	52,218
2.95% 2/7/24	60,000	64,167
3.05% 4/25/27	100,000	111,187
3.25% 11/1/25	100,000	111,353
4.02% 11/1/32	100,000	123,062
μ4.75% 4/30/43	100,000	105,250
8.00% 3/1/32	150,000	236,125
Nevada Power
2.40% 5/1/30	100,000	107,559
3.13% 8/1/50	65,000	71,843
3.70% 5/1/29	75,000	87,584
6.75% 7/1/37	100,000	151,598
NextEra Energy Capital Holdings
2.25% 6/1/30	470,000	492,484
2.75% 11/1/29	320,000	348,453
2.90% 4/1/22	75,000	77,390

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NextEra Energy Capital Holdings (continued)
3.15% 4/1/24	150,000	$ 162,125
3.25% 4/1/26	105,000	117,546
3.50% 4/1/29	150,000	171,657
μ5.65% 5/1/79	100,000	117,767
Northern States Power
2.60% 5/15/23	100,000	104,161
2.90% 3/1/50	60,000	67,523
3.60% 5/15/46	50,000	60,592
3.60% 9/15/47	100,000	123,002
4.00% 8/15/45	100,000	129,355
5.35% 11/1/39	40,000	57,456
6.20% 7/1/37	100,000	151,254
NorthWestern 4.18% 11/15/44	150,000	180,670
NSTAR Electric 3.20% 5/15/27	100,000	112,704
Oglethorpe Power
3.75% 8/1/50	155,000	166,273
4.25% 4/1/46	75,000	79,554
5.95% 11/1/39	100,000	131,982
Ohio Edison 6.88% 7/15/36	100,000	135,444
Ohio Power 4.15% 4/1/48	100,000	126,554
Oklahoma Gas and Electric
3.30% 3/15/30	100,000	114,281
3.80% 8/15/28	100,000	115,693
4.15% 4/1/47	50,000	61,526
Oncor Electric Delivery
0.55% 10/1/25	175,000	174,802
2.75% 5/15/30	300,000	335,715
2.95% 4/1/25	100,000	109,404
3.70% 11/15/28	200,000	234,932
3.75% 4/1/45	100,000	121,947
4.10% 6/1/22	100,000	104,212
4.10% 11/15/48	100,000	129,321
4.55% 12/1/41	150,000	198,357
5.30% 6/1/42	200,000	285,397
Pacific Gas and Electric
1.75% 6/16/22	155,000	155,436
2.10% 8/1/27	85,000	86,254
2.50% 2/1/31	250,000	250,415
3.30% 8/1/40	150,000	149,353
3.45% 7/1/25	1,300,000	1,408,482
3.50% 8/1/50	710,000	704,663
4.50% 7/1/40	600,000	668,431
4.95% 7/1/50	600,000	713,821
PacifiCorp
2.95% 6/1/23	100,000	105,473
3.30% 3/15/51	450,000	515,217
3.50% 6/15/29	65,000	74,891
4.10% 2/1/42	100,000	122,749
4.13% 1/15/49	70,000	89,846
4.15% 2/15/50	100,000	130,230
5.75% 4/1/37	100,000	142,220
6.00% 1/15/39	100,000	148,542
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
PacifiCorp (continued)
6.35% 7/15/38	25,000	$ 37,655
7.70% 11/15/31	100,000	154,387
PECO Energy
2.80% 6/15/50	690,000	732,642
3.00% 9/15/49	40,000	44,038
5.95% 10/1/36	100,000	148,249
Pinnacle West Capital 1.30% 6/15/25	50,000	50,783
Potomac Electric Power 4.15% 3/15/43	100,000	126,027
PPL Capital Funding
3.40% 6/1/23	200,000	212,386
3.50% 12/1/22	100,000	104,858
3.95% 3/15/24	200,000	218,284
4.00% 9/15/47	100,000	116,297
4.20% 6/15/22	150,000	156,618
PPL Electric Utilities
4.13% 6/15/44	100,000	124,936
6.25% 5/15/39	30,000	45,134
Progress Energy
6.00% 12/1/39	50,000	70,736
7.75% 3/1/31	150,000	223,337
PSEG Power 3.85% 6/1/23	100,000	107,583
Public Service Co. of Colorado
3.20% 3/1/50	65,000	75,224
3.80% 6/15/47	200,000	247,479
4.05% 9/15/49	50,000	64,939
6.25% 9/1/37	100,000	151,526
Public Service Electric and Gas
2.05% 8/1/50	100,000	93,794
2.38% 5/15/23	200,000	208,921
3.00% 5/15/25	100,000	109,361
3.20% 5/15/29	150,000	170,970
3.60% 12/1/47	50,000	60,091
3.70% 5/1/28	100,000	116,033
3.80% 3/1/46	100,000	122,608
3.85% 5/1/49	125,000	157,249
4.05% 5/1/48	100,000	128,330
5.50% 3/1/40	100,000	144,076
Public Service Enterprise Group
0.80% 8/15/25	100,000	100,012
1.60% 8/15/30	100,000	98,536
2.88% 6/15/24	70,000	75,348
Public Serviceof Colorado
1.90% 1/15/31	150,000	156,518
2.70% 1/15/51	150,000	160,249
Puget Energy 3.65% 5/15/25	200,000	220,523
Puget Sound Energy
4.22% 6/15/48	65,000	82,959
5.64% 4/15/41	80,000	112,912
5.80% 3/15/40	100,000	142,025
San Diego Gas & Electric
1.70% 10/1/30	235,000	237,548

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
San Diego Gas & Electric (continued)
3.60% 9/1/23	200,000	$ 215,035
4.10% 6/15/49	100,000	124,495
4.15% 5/15/48	100,000	125,539
6.00% 6/1/39	110,000	160,229
Sempra Energy
2.88% 10/1/22	150,000	156,098
2.90% 2/1/23	35,000	36,719
3.40% 2/1/28	95,000	108,277
3.75% 11/15/25	100,000	113,095
3.80% 2/1/38	150,000	173,532
4.00% 2/1/48	95,000	113,006
6.00% 10/15/39	125,000	178,983
Sierra Pacific Power 2.60% 5/1/26	200,000	217,123
Southern
2.95% 7/1/23	75,000	79,417
3.25% 7/1/26	250,000	280,378
4.25% 7/1/36	85,000	104,142
Southern California Edison
2.25% 6/1/30	70,000	72,839
2.85% 8/1/29	155,000	168,557
3.65% 3/1/28	100,000	112,194
3.90% 3/15/43	100,000	112,800
4.00% 4/1/47	300,000	351,802
4.13% 3/1/48	150,000	178,658
4.20% 3/1/29	100,000	118,240
4.50% 9/1/40	100,000	120,327
4.65% 10/1/43	400,000	494,946
4.88% 3/1/49	100,000	131,750
5.95% 2/1/38	25,000	33,926
6.00% 1/15/34	200,000	278,167
6.05% 3/15/39	170,000	230,449
6.65% 4/1/29	100,000	125,909
Southern Power
4.15% 12/1/25	200,000	229,357
4.95% 12/15/46	100,000	120,003
5.25% 7/15/43	120,000	147,325
Southwestern Electric Power
2.75% 10/1/26	150,000	162,612
3.85% 2/1/48	100,000	117,591
3.90% 4/1/45	300,000	350,940
6.20% 3/15/40	200,000	292,261
Southwestern Public Service 4.40% 11/15/48	100,000	131,206
Tampa Electric
4.10% 6/15/42	100,000	120,706
4.35% 5/15/44	50,000	63,056
4.45% 6/15/49	100,000	130,766
Tucson Electric Power 1.50% 8/1/30	90,000	89,073
Union Electric
2.63% 3/15/51	250,000	261,244
2.95% 6/15/27	100,000	110,403
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Union Electric (continued)
3.50% 4/15/24	100,000	$ 108,432
3.50% 3/15/29	100,000	115,278
3.65% 4/15/45	100,000	118,071
3.90% 9/15/42	100,000	121,880
4.00% 4/1/48	100,000	125,918
8.45% 3/15/39	80,000	136,906
Virginia Electric and Power
2.75% 3/15/23	200,000	209,383
2.95% 11/15/26	100,000	111,234
3.15% 1/15/26	70,000	77,594
3.30% 12/1/49	100,000	117,500
3.50% 3/15/27	150,000	171,196
3.80% 4/1/28	100,000	116,983
3.80% 9/15/47	100,000	123,223
4.00% 11/15/46	45,000	56,853
4.60% 12/1/48	115,000	161,290
4.65% 8/15/43	150,000	202,516
6.00% 5/15/37	25,000	36,558
6.35% 11/30/37	100,000	150,689
8.88% 11/15/38	100,000	185,210
WEC Energy Group
1.38% 10/15/27	150,000	152,408
1.80% 10/15/30	150,000	150,353
3.55% 6/15/25	42,000	46,807
Wisconsin Electric Power
2.05% 12/15/24	50,000	52,920
4.30% 10/15/48	45,000	60,589
Wisconsin Public Service 4.75% 11/1/44	200,000	270,411
Xcel Energy
0.50% 10/15/23	200,000	200,553
3.30% 6/1/25	100,000	109,898
3.35% 12/1/26	100,000	112,780
6.50% 7/1/36	100,000	150,045
		66,407,260
Electrical Components & Equipment–0.02%
Emerson Electric
1.80% 10/15/27	45,000	47,532
1.95% 10/15/30	100,000	105,443
2.75% 10/15/50	30,000	31,533
3.15% 6/1/25	150,000	165,823
5.25% 11/15/39	50,000	68,242
Emerson Electric Co 0.88% 10/15/26	135,000	135,841
		554,414
Electronics–0.20%
Agilent Technologies
2.10% 6/4/30	115,000	119,395
3.88% 7/15/23	150,000	161,400
Allegion 3.50% 10/1/29	50,000	55,460

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Allegion US Holding
3.20% 10/1/24	150,000	$ 160,183
3.55% 10/1/27	150,000	163,986
Amphenol
2.80% 2/15/30	200,000	220,495
3.20% 4/1/24	100,000	107,701
4.35% 6/1/29	75,000	91,769
Arrow Electronics
3.50% 4/1/22	100,000	102,887
3.88% 1/12/28	200,000	225,437
Avnet
4.63% 4/15/26	50,000	56,584
4.88% 12/1/22	100,000	107,293
Flex
3.75% 2/1/26	300,000	335,493
4.75% 6/15/25	125,000	141,852
4.88% 6/15/29	75,000	88,549
FLIR Systems 2.50% 8/1/30	35,000	36,716
Fortive
3.15% 6/15/26	150,000	166,714
4.30% 6/15/46	50,000	61,504
Honeywell International
0.48% 8/19/22	355,000	355,564
1.35% 6/1/25	125,000	129,354
1.95% 6/1/30	250,000	264,531
2.15% 8/8/22	45,000	46,192
2.30% 8/15/24	100,000	106,545
2.50% 11/1/26	200,000	220,719
2.70% 8/15/29	60,000	67,089
2.80% 6/1/50	100,000	109,468
3.35% 12/1/23	200,000	217,763
Hubbell 3.35% 3/1/26	150,000	164,819
Jabil
3.00% 1/15/31	50,000	53,183
3.60% 1/15/30	50,000	55,613
3.95% 1/12/28	110,000	124,352
Keysight Technologies
4.55% 10/30/24	250,000	282,634
4.60% 4/6/27	60,000	71,488
PerkinElmer 3.30% 9/15/29	95,000	107,061
Roper Technologies
0.45% 8/15/22	100,000	100,159
1.00% 9/15/25	210,000	212,488
1.40% 9/15/27	250,000	253,063
2.00% 6/30/30	115,000	117,478
3.65% 9/15/23	150,000	162,742
3.80% 12/15/26	55,000	63,522
3.85% 12/15/25	100,000	113,864
4.20% 9/15/28	95,000	113,259
Trimble
4.15% 6/15/23	100,000	108,316
4.75% 12/1/24	100,000	114,278
4.90% 6/15/28	100,000	119,609
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Tyco Electronics Group
3.50% 2/3/22	150,000	$ 154,109
3.70% 2/15/26	100,000	111,818
		6,524,498
Environmental Control–0.08%
Republic Services
0.88% 11/15/25	50,000	50,367
1.45% 2/15/31	200,000	195,619
1.75% 2/15/32	100,000	100,174
2.90% 7/1/26	110,000	121,505
3.20% 3/15/25	250,000	274,091
3.38% 11/15/27	60,000	68,015
3.95% 5/15/28	150,000	175,830
4.75% 5/15/23	55,000	60,040
Waste Connections 3.50% 5/1/29	150,000	171,016
Waste Management
0.75% 11/15/25	20,000	20,082
1.15% 3/15/28	30,000	30,072
1.50% 3/15/31	30,000	29,723
2.40% 5/15/23	100,000	104,401
2.50% 11/15/50	20,000	20,166
3.13% 3/1/25	100,000	109,462
3.15% 11/15/27	100,000	112,857
3.50% 5/15/24	250,000	273,036
3.90% 3/1/35	250,000	305,979
4.10% 3/1/45	55,000	68,879
4.15% 7/15/49	95,000	126,383
		2,417,697
Food–0.36%
Campbell Soup
2.50% 8/2/22	61,000	63,032
3.65% 3/15/23	58,000	61,926
3.95% 3/15/25	150,000	169,027
4.15% 3/15/28	200,000	235,131
4.80% 3/15/48	65,000	86,797
Conagra Brands
1.38% 11/1/27	100,000	100,900
3.20% 1/25/23	102,000	107,273
4.30% 5/1/24	75,000	83,923
4.60% 11/1/25	70,000	82,438
4.85% 11/1/28	165,000	204,820
5.30% 11/1/38	50,000	66,766
5.40% 11/1/48	105,000	149,608
8.25% 9/15/30	100,000	150,000
Flowers Foods 3.50% 10/1/26	105,000	117,017
General Mills
3.20% 2/10/27	150,000	168,007
3.65% 2/15/24	111,000	120,422
3.70% 10/17/23	75,000	81,676
4.00% 4/17/25	100,000	113,028
4.20% 4/17/28	75,000	89,886

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
General Mills (continued)
4.55% 4/17/38	50,000	$ 64,224
4.70% 4/17/48	60,000	84,007
5.40% 6/15/40	45,000	64,339
Hershey
1.70% 6/1/30	195,000	200,511
2.05% 11/15/24	50,000	52,893
2.30% 8/15/26	100,000	108,367
2.45% 11/15/29	50,000	54,717
3.13% 11/15/49	50,000	57,046
3.38% 5/15/23	100,000	107,068
Hormel Foods 1.80% 6/11/30	85,000	87,861
Ingredion
2.90% 6/1/30	200,000	220,154
3.20% 10/1/26	100,000	111,207
3.90% 6/1/50	200,000	238,682
J M Smucker
3.38% 12/15/27	100,000	111,101
3.50% 3/15/25	150,000	167,156
4.25% 3/15/35	100,000	122,549
4.38% 3/15/45	50,000	61,900
JM Smucker 3.00% 3/15/22	150,000	154,537
Kellogg
2.65% 12/1/23	167,000	178,188
3.25% 4/1/26	95,000	106,795
3.40% 11/15/27	200,000	226,110
4.30% 5/15/28	150,000	179,497
4.50% 4/1/46	100,000	128,361
Koninklijke Ahold Delhaize 5.70% 10/1/40	145,000	207,473
Kroger
3.40% 4/15/22	50,000	51,562
3.50% 2/1/26	100,000	112,232
4.45% 2/1/47	500,000	628,228
5.00% 4/15/42	100,000	132,268
6.90% 4/15/38	100,000	150,800
7.50% 4/1/31	250,000	367,874
McCormick & Co.
2.70% 8/15/22	150,000	155,284
3.15% 8/15/24	100,000	108,391
3.40% 8/15/27	150,000	168,500
4.20% 8/15/47	20,000	25,354
Mondelez International
1.50% 5/4/25	315,000	325,724
1.50% 2/4/31	210,000	207,351
1.88% 10/15/32	180,000	182,672
2.63% 9/4/50	360,000	362,271
2.75% 4/13/30	135,000	148,201
Sysco
2.40% 2/15/30	35,000	36,401
3.25% 7/15/27	200,000	222,490
3.30% 7/15/26	100,000	111,198
3.30% 2/15/50	35,000	36,532
3.55% 3/15/25	100,000	111,324
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Sysco (continued)
3.75% 10/1/25	125,000	$ 140,309
4.45% 3/15/48	100,000	121,861
4.50% 4/1/46	75,000	90,985
4.85% 10/1/45	85,000	107,535
6.60% 4/1/50	350,000	538,227
Tyson Foods
3.55% 6/2/27	155,000	176,984
3.95% 8/15/24	240,000	266,486
4.00% 3/1/26	65,000	74,751
4.35% 3/1/29	130,000	157,625
4.55% 6/2/47	505,000	669,553
5.10% 9/28/48	40,000	57,491
		11,392,884
Forest Products & Paper–0.07%
Celulosa Arauco y Constitucion 4.50% 8/1/24	200,000	220,002
Domtar 4.40% 4/1/22	100,000	102,865
Fibria Overseas Finance 5.50% 1/17/27	100,000	113,876
Georgia-Pacific 8.00% 1/15/24	250,000	305,005
International Paper
4.80% 6/15/44	200,000	268,743
5.00% 9/15/35	100,000	131,732
5.15% 5/15/46	200,000	276,798
6.00% 11/15/41	135,000	197,481
7.30% 11/15/39	100,000	160,080
Suzano Austria GmbH
3.75% 1/15/31	205,000	217,505
6.00% 1/15/29	200,000	240,502
		2,234,589
Gas–0.16%
Atmos Energy
1.50% 1/15/31	250,000	250,016
2.63% 9/15/29	100,000	109,753
3.00% 6/15/27	65,000	71,897
3.38% 9/15/49	55,000	63,879
4.13% 10/15/44	150,000	188,361
4.13% 3/15/49	155,000	200,643
CenterPoint Energy Resources
1.75% 10/1/30	275,000	277,491
3.55% 4/1/23	100,000	106,648
4.00% 4/1/28	100,000	116,540
4.10% 9/1/47	45,000	55,073
5.85% 1/15/41	115,000	161,773
Dominion Energy Gas Holdings
3.60% 12/15/24	25,000	27,638
4.60% 12/15/44	200,000	251,404
4.80% 11/1/43	94,000	120,554
National Fuel Gas
3.75% 3/1/23	156,000	163,752
3.95% 9/15/27	200,000	212,305

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
NiSource
0.95% 8/15/25	145,000	$ 145,845
1.70% 2/15/31	175,000	174,017
2.95% 9/1/29	100,000	109,953
3.49% 5/15/27	100,000	113,351
3.95% 3/30/48	150,000	183,945
4.38% 5/15/47	100,000	126,665
4.80% 2/15/44	100,000	130,779
5.25% 2/15/43	59,000	80,692
ONE Gas
3.61% 2/1/24	100,000	108,262
4.66% 2/1/44	50,000	65,403
Piedmont Natural Gas
3.50% 6/1/29	100,000	114,740
3.64% 11/1/46	50,000	57,054
4.65% 8/1/43	50,000	64,368
Southern California Gas
3.15% 9/15/24	100,000	109,356
3.95% 2/15/50	50,000	62,444
4.13% 6/1/48	100,000	127,050
Southern Gas Capital
4.40% 6/1/43	100,000	122,608
4.40% 5/30/47	200,000	250,743
5.88% 3/15/41	70,000	101,848
SouthernGas Capital 1.75% 1/15/31	250,000	251,408
Southwest Gas 3.70% 4/1/28	100,000	114,570
Washington Gas Light
3.65% 9/15/49	40,000	47,928
3.80% 9/15/46	70,000	83,333
		5,124,089
Hand Machine Tools–0.02%
Snap-on 4.10% 3/1/48	85,000	106,646
Stanley Black & Decker
3.40% 3/1/26	145,000	164,155
5.20% 9/1/40	100,000	139,274
Stanley Black & Decker Inc 2.75% 11/15/50	300,000	313,456
		723,531
Health Care Products–0.30%
Abbott Laboratories
1.15% 1/30/28	45,000	45,625
1.40% 6/30/30	40,000	40,618
3.40% 11/30/23	210,000	227,586
3.75% 11/30/26	340,000	398,191
3.88% 9/15/25	120,000	137,439
4.75% 11/30/36	400,000	550,603
4.90% 11/30/46	400,000	591,421
6.00% 4/1/39	50,000	77,885
6.15% 11/30/37	50,000	78,539
Baxter International
1.73% 4/1/31	65,000	65,489
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Baxter International (continued)
2.60% 8/15/26	150,000	$ 163,722
3.50% 8/15/46	100,000	113,804
Boston Scientific
1.90% 6/1/25	65,000	68,262
2.65% 6/1/30	100,000	107,255
3.45% 3/1/24	75,000	81,232
3.75% 3/1/26	100,000	113,459
3.85% 5/15/25	51,000	57,514
4.00% 3/1/29	140,000	164,916
4.55% 3/1/39	100,000	127,363
4.70% 3/1/49	105,000	143,813
7.38% 1/15/40	201,000	317,175
Danaher
2.60% 10/1/50	190,000	196,881
3.35% 9/15/25	125,000	139,913
4.38% 9/15/45	115,000	151,855
DH Europe Finance II Sarl
2.05% 11/15/22	100,000	103,147
2.60% 11/15/29	65,000	71,051
3.25% 11/15/39	100,000	113,738
Koninklijke Philips
5.00% 3/15/42	100,000	134,635
6.88% 3/11/38	50,000	78,283
Medtronic
3.50% 3/15/25	389,000	436,458
4.38% 3/15/35	108,000	145,324
4.63% 3/15/45	479,000	678,520
Smith & Nephew 2.03% 10/14/30	100,000	101,813
Stryker
0.60% 12/1/23	40,000	40,062
1.95% 6/15/30	300,000	308,515
3.38% 5/15/24	150,000	163,634
3.38% 11/1/25	100,000	111,787
3.50% 3/15/26	75,000	84,890
3.65% 3/7/28	200,000	231,211
4.38% 5/15/44	100,000	126,141
4.63% 3/15/46	95,000	127,462
Thermo Fisher Scientific
3.00% 4/15/23	105,000	110,810
3.20% 8/15/27	100,000	112,368
4.10% 8/15/47	100,000	133,859
4.15% 2/1/24	200,000	220,506
4.50% 3/25/30	400,000	499,656
5.30% 2/1/44	200,000	290,191
Zimmer Biomet Holdings
3.15% 4/1/22	250,000	257,100
3.55% 4/1/25	180,000	198,791
3.55% 3/20/30	400,000	452,719
3.70% 3/19/23	75,000	80,004
		9,573,235

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services–0.70%
Advocate Health & Hospitals
3.39% 10/15/49	100,000	$ 113,315
3.83% 8/15/28	35,000	40,298
4.27% 8/15/48	30,000	39,176
Aetna
2.75% 11/15/22	150,000	155,555
2.80% 6/15/23	135,000	142,032
3.88% 8/15/47	145,000	172,647
6.63% 6/15/36	100,000	146,892
6.75% 12/15/37	100,000	152,056
AHS Hospital 5.02% 7/1/45	50,000	69,452
Anthem
2.25% 5/15/30	50,000	53,077
2.38% 1/15/25	65,000	69,507
2.95% 12/1/22	200,000	209,511
3.13% 5/15/22	250,000	259,373
3.13% 5/15/50	65,000	71,220
3.35% 12/1/24	150,000	165,244
3.50% 8/15/24	250,000	274,265
4.10% 3/1/28	350,000	413,595
4.38% 12/1/47	125,000	160,849
4.55% 3/1/48	350,000	465,478
4.63% 5/15/42	100,000	130,206
4.65% 1/15/43	125,000	163,589
4.65% 8/15/44	100,000	131,334
Ascension Health
3.11% 11/15/39	45,000	50,044
3.95% 11/15/46	185,000	238,117
Banner Health
1.90% 1/1/31	40,000	40,730
2.34% 1/1/30	75,000	79,898
2.91% 1/1/51	50,000	53,062
Baylor Scott & White Holdings
3.97% 11/15/46	50,000	60,915
4.19% 11/15/45	95,000	117,515
Bon Secours Mercy Health
2.10% 6/1/31	25,000	25,749
3.21% 6/1/50	25,000	26,681
Catholic Health Services of Long Island Obligated Group 3.37% 7/1/50	250,000	262,406
Children's Health System of Texas 2.51% 8/15/50	105,000	102,096
Children's Hospital 4.12% 1/1/47	65,000	83,267
Children's Hospital Medical Center 4.27% 5/15/44	50,000	62,877
City of Hope 4.38% 8/15/48	75,000	90,906
CommonSpirit Health
1.55% 10/1/25	35,000	35,944
2.76% 10/1/24	30,000	32,156
2.78% 10/1/30	65,000	68,775
3.35% 10/1/29	40,000	43,902
3.82% 10/1/49	40,000	45,159
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
CommonSpirit Health (continued)
3.91% 10/1/50	150,000	$ 166,928
4.19% 10/1/49	70,000	81,344
4.35% 11/1/42	400,000	468,033
Dartmouth-Hitchcock Health 4.18% 8/1/48	100,000	117,851
Duke University Health System 3.92% 6/1/47	75,000	92,004
Hackensack Meridian Health
2.68% 9/1/41	250,000	252,441
4.50% 7/1/57	100,000	134,983
HCA
4.13% 6/15/29	485,000	562,375
4.50% 2/15/27	160,000	186,050
4.75% 5/1/23	165,000	179,934
5.00% 3/15/24	265,000	298,075
5.13% 6/15/39	50,000	63,901
5.25% 4/15/25	185,000	215,981
5.25% 6/15/26	200,000	236,650
5.25% 6/15/49	200,000	263,738
5.50% 6/15/47	200,000	266,740
Humana
2.90% 12/15/22	100,000	104,481
3.15% 12/1/22	100,000	104,440
4.63% 12/1/42	175,000	223,988
4.95% 10/1/44	300,000	403,730
Indiana University Health 3.97% 11/1/48	55,000	69,651
Integris Baptist Medical Center 3.88% 8/15/50	100,000	117,104
Johns Hopkins Health System 3.84% 5/15/46	70,000	87,080
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	141,116
3.27% 11/1/49	435,000	497,361
3.50% 4/1/22	50,000	51,932
4.15% 5/1/47	105,000	136,526
Laboratory Corp of America Holdings
3.25% 9/1/24	100,000	108,823
3.60% 9/1/27	100,000	114,114
4.70% 2/1/45	500,000	655,309
Mayo Clinic 4.13% 11/15/52	100,000	131,006
McLaren Health Care 4.39% 5/15/48	65,000	85,179
Memorial Sloan-Kettering Cancer Center
2.96% 1/1/50	110,000	116,827
4.20% 7/1/55	127,000	169,361
Mercy Health 4.30% 7/1/28	25,000	28,692
Methodist Hospital 2.71% 12/1/50	300,000	305,410
Montefiore Obligated Group 5.25% 11/1/48	70,000	84,528
Mount Sinai Hospitals Group 3.98% 7/1/48	100,000	113,165

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
New York and Presbyterian Hospital
2.26% 8/1/40	50,000	$ 48,833
3.95% 8/1/19	35,000	40,650
4.02% 8/1/45	75,000	93,891
4.06% 8/1/56	50,000	65,284
Northwell Healthcare
3.98% 11/1/46	250,000	286,141
4.26% 11/1/47	150,000	179,677
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery 2.67% 10/1/50	120,000	115,739
NYU Langone Hospitals
3.38% 7/1/55	100,000	104,430
4.37% 7/1/47	100,000	121,935
Orlando Health Obligated Group
3.33% 10/1/50	125,000	138,584
4.09% 10/1/48	45,000	55,396
Partners Healthcare System
3.19% 7/1/49	50,000	55,007
3.34% 7/1/60	65,000	74,062
3.77% 7/1/48	40,000	48,045
PeaceHealth Obligated Group
1.38% 11/15/25	60,000	61,227
3.22% 11/15/50	65,000	70,449
Providence St Joseph Health Obligated Group
2.75% 10/1/26	100,000	109,132
3.74% 10/1/47	100,000	117,990
Quest Diagnostics
3.45% 6/1/26	55,000	62,149
3.50% 3/30/25	300,000	333,453
4.20% 6/30/29	100,000	118,982
RWJ Barnabas Health
3.48% 7/1/49	100,000	112,658
3.95% 7/1/46	50,000	60,799
Spectrum Health System Obligated Group 3.49% 7/15/49	50,000	57,151
SSM Health Care
3.69% 6/1/23	90,000	96,109
3.82% 6/1/27	71,000	80,724
Stanford Health Care 3.80% 11/15/48	30,000	37,563
Sutter Health
1.32% 8/15/25	100,000	101,664
2.29% 8/15/30	110,000	115,101
3.16% 8/15/40	100,000	106,059
3.36% 8/15/50	110,000	119,518
Texas Health Resources 4.33% 11/15/55	30,000	40,592
Toledo Hospital 5.75% 11/15/38	200,000	239,658
Trinity Health 4.13% 12/1/45	25,000	30,625
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group
1.25% 1/15/26	180,000	$ 185,460
2.00% 5/15/30	265,000	280,946
2.38% 10/15/22	200,000	207,794
2.38% 8/15/24	70,000	74,579
2.75% 2/15/23	107,000	111,941
2.75% 5/15/40	250,000	270,751
2.88% 3/15/23	250,000	264,315
2.88% 8/15/29	155,000	176,095
2.90% 5/15/50	250,000	276,249
2.95% 10/15/27	250,000	280,714
3.13% 5/15/60	500,000	579,085
3.38% 4/15/27	150,000	171,195
3.45% 1/15/27	100,000	114,438
3.50% 6/15/23	100,000	107,878
3.50% 2/15/24	40,000	43,763
3.50% 8/15/39	115,000	136,622
3.70% 12/15/25	40,000	45,894
3.70% 8/15/49	135,000	168,941
3.75% 7/15/25	500,000	569,552
3.75% 10/15/47	200,000	248,009
3.85% 6/15/28	200,000	237,690
3.88% 12/15/28	50,000	59,932
3.88% 8/15/59	150,000	193,785
4.20% 1/15/47	55,000	72,521
4.25% 3/15/43	100,000	130,927
4.25% 6/15/48	150,000	199,958
4.38% 3/15/42	100,000	131,701
4.63% 11/15/41	200,000	273,395
6.50% 6/15/37	150,000	239,942
6.63% 11/15/37	100,000	160,527
6.88% 2/15/38	100,000	163,810
Yale-New Haven Health Services 2.50% 7/1/50	50,000	48,811
		22,282,218
Home Builders–0.03%
DR Horton
1.40% 10/15/27	250,000	250,669
2.50% 10/15/24	200,000	213,446
NVR 3.00% 5/15/30	595,000	650,854
		1,114,969
Home Furnishings–0.02%
Harman International Industries 4.15% 5/15/25	100,000	111,327
Leggett & Platt
3.40% 8/15/22	50,000	51,600
3.50% 11/15/27	100,000	107,853
Whirlpool
4.50% 6/1/46	70,000	86,961
4.60% 5/15/50	150,000	193,759
4.70% 6/1/22	100,000	105,772

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Home Furnishings (continued)
Whirlpool (continued)
4.75% 2/26/29	60,000	$ 73,132
		730,404
Household Products Wares–0.05%
Avery Dennison 4.88% 12/6/28	100,000	123,726
Church & Dwight
2.45% 8/1/22	100,000	103,070
3.15% 8/1/27	100,000	110,876
3.95% 8/1/47	100,000	124,719
Clorox
3.10% 10/1/27	150,000	168,640
3.50% 12/15/24	150,000	166,047
3.90% 5/15/28	100,000	117,433
Kimberly-Clark
1.05% 9/15/27	85,000	86,117
2.88% 2/7/50	45,000	50,604
3.05% 8/15/25	50,000	55,560
3.20% 7/30/46	50,000	59,103
3.90% 5/4/47	100,000	129,355
5.30% 3/1/41	200,000	294,887
6.63% 8/1/37	100,000	162,905
		1,753,042
Insurance–0.85%
Aflac
4.00% 10/15/46	300,000	360,478
4.75% 1/15/49	100,000	139,314
Alleghany
4.90% 9/15/44	95,000	123,017
4.95% 6/27/22	100,000	106,447
Allied World Assurance Holdings 4.35% 10/29/25	100,000	108,599
Allstate
0.75% 12/15/25	65,000	65,313
1.45% 12/15/30	100,000	99,655
3.28% 12/15/26	150,000	171,197
4.20% 12/15/46	150,000	197,770
4.50% 6/15/43	100,000	133,654
5.55% 5/9/35	150,000	219,722
μ5.75% 8/15/53	225,000	240,763
American Financial Group
3.50% 8/15/26	65,000	70,902
4.50% 6/15/47	150,000	181,025
American International Group
2.50% 6/30/25	200,000	214,956
3.40% 6/30/30	200,000	229,020
3.75% 7/10/25	70,000	78,630
3.90% 4/1/26	600,000	684,022
4.20% 4/1/28	100,000	118,673
4.38% 6/30/50	130,000	169,919
4.50% 7/16/44	200,000	255,836
4.70% 7/10/35	100,000	128,968
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
American International Group (continued)
4.75% 4/1/48	200,000	$ 266,404
4.80% 7/10/45	100,000	131,946
4.88% 6/1/22	500,000	530,466
Aon
2.80% 5/15/30	150,000	163,558
3.50% 6/14/24	100,000	109,022
3.75% 5/2/29	100,000	116,605
3.88% 12/15/25	100,000	113,982
4.00% 11/27/23	150,000	163,714
4.75% 5/15/45	100,000	135,428
Arch Capital Finance
4.01% 12/15/26	100,000	116,250
5.03% 12/15/46	100,000	136,256
Arch Capital Group
3.64% 6/30/50	140,000	162,631
5.14% 11/1/43	105,000	141,186
Aspen Insurance Holdings 4.65% 11/15/23	100,000	109,455
Assurant
4.20% 9/27/23	100,000	109,375
4.90% 3/27/28	100,000	114,821
Assured Guaranty US Holdings 5.00% 7/1/24	100,000	114,336
Athene Holding
3.50% 1/15/31	20,000	21,124
4.13% 1/12/28	150,000	167,097
AXA 8.60% 12/15/30	200,000	311,475
AXIS Specialty Finance 3.90% 7/15/29	100,000	110,218
Berkshire Hathaway
3.00% 2/11/23	100,000	105,492
3.13% 3/15/26	215,000	240,167
3.40% 1/31/22	300,000	310,188
4.50% 2/11/43	250,000	343,302
Berkshire Hathaway Finance
1.45% 10/15/30	160,000	161,990
2.85% 10/15/50	180,000	192,633
3.00% 5/15/22	100,000	103,811
4.25% 1/15/49	100,000	132,610
4.30% 5/15/43	100,000	132,288
4.40% 5/15/42	100,000	132,659
5.75% 1/15/40	100,000	153,265
Brighthouse Financial
3.70% 6/22/27	250,000	271,780
4.70% 6/22/47	200,000	210,942
Brown & Brown
2.38% 3/15/31	85,000	88,910
4.50% 3/15/29	100,000	118,320
Chubb
6.00% 5/11/37	100,000	150,597
6.50% 5/15/38	200,000	318,965
Chubb INA Holdings
1.38% 9/15/30	415,000	413,995

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Chubb INA Holdings (continued)
2.70% 3/13/23	100,000	$ 105,300
3.35% 5/15/24	300,000	327,476
3.35% 5/3/26	95,000	107,035
4.15% 3/13/43	100,000	129,547
Cincinnati Financial 6.92% 5/15/28	100,000	131,748
CNA Financial
2.05% 8/15/30	20,000	20,379
3.90% 5/1/29	40,000	47,573
3.95% 5/15/24	125,000	138,177
4.50% 3/1/26	100,000	117,606
Enstar Group 4.50% 3/10/22	50,000	51,900
Everest Reinsurance Holdings
3.50% 10/15/50	50,000	56,613
4.87% 6/1/44	100,000	131,124
Fidelity National Financial
2.45% 3/15/31	250,000	254,131
3.40% 6/15/30	50,000	54,880
4.50% 8/15/28	150,000	175,325
First American Financial 4.60% 11/15/24	100,000	110,818
Globe Life 2.15% 8/15/30	500,000	507,881
Hanover Insurance Group
2.50% 9/1/30	145,000	151,256
4.50% 4/15/26	100,000	116,722
Hartford Financial Services Group
2.80% 8/19/29	70,000	76,008
3.60% 8/19/49	55,000	64,424
4.30% 4/15/43	43,000	54,141
4.40% 3/15/48	100,000	131,677
6.10% 10/1/41	50,000	74,681
Kemper 4.35% 2/15/25	70,000	77,733
✱Lincoln National 4.00% 9/1/23	500,000	545,351
Loews
4.13% 5/15/43	200,000	236,037
6.00% 2/1/35	100,000	136,319
Manulife Financial
μ4.06% 2/24/32	250,000	273,252
4.15% 3/4/26	100,000	116,290
5.38% 3/4/46	100,000	146,279
Markel
5.00% 4/5/46	250,000	336,066
5.00% 5/20/49	65,000	89,435
Marsh & McLennan
2.25% 11/15/30	105,000	111,100
2.75% 1/30/22	60,000	61,425
3.30% 3/14/23	100,000	105,862
3.50% 3/10/25	150,000	166,340
3.75% 3/14/26	75,000	85,078
3.88% 3/15/24	100,000	110,280
4.20% 3/1/48	100,000	131,329
4.35% 1/30/47	45,000	59,524
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan (continued)
4.38% 3/15/29	195,000	$ 237,309
4.75% 3/15/39	55,000	73,936
4.90% 3/15/49	90,000	130,243
Mercury General 4.40% 3/15/27	50,000	55,348
MetLife
3.00% 3/1/25	150,000	164,747
4.05% 3/1/45	150,000	192,013
4.37% 9/15/23	367,000	406,528
4.60% 5/13/46	200,000	275,655
5.70% 6/15/35	50,000	73,511
5.88% 2/6/41	100,000	152,125
6.38% 6/15/34	100,000	152,011
6.40% 12/15/66	100,000	129,208
6.50% 12/15/32	100,000	151,197
10.75% 8/1/69	150,000	256,837
Old Republic International 4.88% 10/1/24	100,000	113,994
Primerica 4.75% 7/15/22	100,000	106,475
Principal Financial Group
3.10% 11/15/26	300,000	334,393
3.40% 5/15/25	100,000	110,672
3.70% 5/15/29	50,000	58,468
Progressive
4.13% 4/15/47	200,000	261,915
4.20% 3/15/48	150,000	200,328
Prudential Financial
μ3.70% 10/1/50	535,000	565,912
3.70% 3/13/51	250,000	302,770
3.88% 3/27/28	100,000	117,534
3.91% 12/7/47	163,000	195,847
3.94% 12/7/49	302,000	366,294
4.35% 2/25/50	250,000	327,839
4.42% 3/27/48	100,000	129,177
μ4.50% 9/15/47	215,000	237,685
μ5.20% 3/15/44	100,000	106,211
6.63% 6/21/40	200,000	308,555
Reinsurance Group of America
3.15% 6/15/30	70,000	76,840
3.95% 9/15/26	30,000	34,437
4.70% 9/15/23	150,000	165,699
RenaissanceRe Finance 3.45% 7/1/27	130,000	142,569
Renaissancere Holdings 3.60% 4/15/29	100,000	113,152
Sompo International Holdings 4.70% 10/15/22	100,000	106,868
Swiss Re America Holding 7.00% 2/15/26	100,000	127,151
Transatlantic Holdings 8.00% 11/30/39	100,000	157,780
Travelers
3.75% 5/15/46	50,000	62,456

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Travelers (continued)
4.00% 5/30/47	80,000	$ 103,634
4.05% 3/7/48	200,000	264,858
4.10% 3/4/49	100,000	131,446
4.60% 8/1/43	250,000	349,682
6.25% 6/15/37	100,000	152,824
6.75% 6/20/36	100,000	156,985
Trinity Acquisition 4.40% 3/15/26	100,000	116,483
Unum Group
4.00% 6/15/29	145,000	163,011
5.75% 8/15/42	50,000	60,643
Voya Financial
3.65% 6/15/26	100,000	114,345
4.80% 6/15/46	60,000	75,939
5.70% 7/15/43	100,000	138,497
Willis North America
2.95% 9/15/29	65,000	71,082
3.60% 5/15/24	100,000	109,175
3.88% 9/15/49	70,000	85,200
4.50% 9/15/28	150,000	180,718
5.05% 9/15/48	150,000	210,652
WR Berkley 4.00% 5/12/50	105,000	127,859
XLIT 5.25% 12/15/43	200,000	282,271
		27,126,258
Internet–0.39%
Alibaba Group Holding
3.40% 12/6/27	210,000	235,001
3.60% 11/28/24	633,000	697,049
4.00% 12/6/37	100,000	117,799
4.20% 12/6/47	400,000	502,766
4.40% 12/6/57	200,000	266,802
Alphabet
0.45% 8/15/25	90,000	90,183
0.80% 8/15/27	200,000	199,043
1.10% 8/15/30	130,000	128,072
1.90% 8/15/40	100,000	97,991
2.00% 8/15/26	250,000	267,990
2.05% 8/15/50	130,000	123,812
2.25% 8/15/60	700,000	675,176
3.38% 2/25/24	200,000	218,861
Amazon.com
0.40% 6/3/23	105,000	105,610
0.80% 6/3/25	635,000	644,185
1.20% 6/3/27	90,000	91,809
1.50% 6/3/30	165,000	167,492
2.40% 2/22/23	595,000	620,908
2.50% 6/3/50	80,000	82,839
2.70% 6/3/60	665,000	709,415
2.80% 8/22/24	75,000	81,151
3.15% 8/22/27	500,000	569,644
3.80% 12/5/24	500,000	561,976
3.88% 8/22/37	115,000	143,284
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com (continued)
4.05% 8/22/47	635,000	$ 837,057
4.25% 8/22/57	205,000	291,505
5.20% 12/3/25	100,000	121,583
Baidu
3.50% 11/28/22	200,000	210,027
3.88% 9/29/23	200,000	215,438
4.13% 6/30/25	200,000	224,108
4.38% 3/29/28	200,000	230,442
Booking Holdings
2.75% 3/15/23	150,000	157,319
3.55% 3/15/28	150,000	172,696
3.60% 6/1/26	200,000	227,259
4.63% 4/13/30	300,000	372,585
E*TRADE Financial
2.95% 8/24/22	75,000	77,894
3.80% 8/24/27	35,000	40,353
4.50% 6/20/28	100,000	120,172
eBay
1.90% 3/11/25	140,000	147,150
2.60% 7/15/22	250,000	257,309
3.80% 3/9/22	150,000	155,609
Expedia Group
3.25% 2/15/30	35,000	36,407
3.60% 12/15/23	50,000	53,281
3.80% 2/15/28	100,000	107,429
4.50% 8/15/24	200,000	218,352
4.63% 8/1/27	90,000	100,492
JD.com 3.88% 4/29/26	200,000	223,602
TD Ameritrade Holding
2.95% 4/1/22	250,000	257,242
3.30% 4/1/27	90,000	100,808
3.75% 4/1/24	150,000	164,657
		12,519,634
Investment Company Security–0.06%
Ares Capital
3.25% 7/15/25	100,000	105,958
3.50% 2/10/23	150,000	158,001
3.63% 1/19/22	150,000	154,287
3.88% 1/15/26	250,000	270,837
4.20% 6/10/24	60,000	64,756
4.25% 3/1/25	100,000	108,382
FS KKR Capital
3.40% 1/15/26	200,000	198,759
4.13% 2/1/25	150,000	156,163
Goldman Sachs BDC 2.88% 1/15/26	100,000	102,117
Golub Capital 3.38% 4/15/24	375,000	381,689
Owl Rock Capital
3.40% 7/15/26	200,000	202,715
3.75% 7/22/25	100,000	103,750
5.25% 4/15/24	60,000	64,927
		2,072,341

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Iron & Steel–0.08%
Nucor
2.00% 6/1/25	15,000	$ 15,882
2.70% 6/1/30	15,000	16,485
2.98% 12/15/55	400,000	415,294
3.95% 5/1/28	100,000	117,588
4.00% 8/1/23	139,000	150,169
4.13% 9/15/22	100,000	105,364
Reliance Steel & Aluminum 4.50% 4/15/23	150,000	161,829
Steel Dynamics
1.65% 10/15/27	25,000	25,755
2.40% 6/15/25	50,000	53,133
2.80% 12/15/24	50,000	53,745
3.25% 1/15/31	60,000	67,057
3.25% 10/15/50	40,000	41,700
3.45% 4/15/30	75,000	84,855
Vale Overseas
6.25% 8/10/26	300,000	372,000
6.88% 11/21/36	350,000	512,970
6.88% 11/10/39	170,000	253,089
		2,446,915
Leisure Time–0.00%
Harley-Davidson
3.50% 7/28/25	50,000	54,392
4.63% 7/28/45	50,000	57,620
		112,012
Lodging–0.08%
Choice Hotels International 3.70% 12/1/29	100,000	109,066
Hyatt Hotels
4.38% 9/15/28	100,000	109,869
4.85% 3/15/26	50,000	55,995
Las Vegas Sands
2.90% 6/25/25	155,000	162,165
3.20% 8/8/24	90,000	95,310
3.50% 8/18/26	70,000	74,889
3.90% 8/8/29	105,000	112,868
Marriott International
3.13% 6/15/26	100,000	106,671
3.50% 10/15/32	150,000	164,017
3.60% 4/15/24	75,000	79,944
3.75% 10/1/25	50,000	54,130
4.00% 4/15/28	100,000	110,574
4.63% 6/15/30	135,000	158,339
Sands China
4.60% 8/8/23	200,000	212,398
5.13% 8/8/25	700,000	785,582
5.40% 8/8/28	200,000	234,032
		2,625,849
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Construction & Mining–0.11%
ABB Finance USA 2.88% 5/8/22	250,000	$ 258,404
Caterpillar
2.60% 6/26/22	50,000	51,400
2.60% 9/19/29	150,000	165,642
3.80% 8/15/42	168,000	212,555
4.75% 5/15/64	250,000	369,309
6.05% 8/15/36	200,000	299,364
Caterpillar Financial Services
0.45% 9/14/23	180,000	180,681
0.65% 7/7/23	200,000	201,662
0.80% 11/13/25	85,000	85,659
0.95% 5/13/22	200,000	201,791
1.10% 9/14/27	250,000	252,476
1.90% 9/6/22	115,000	118,195
1.95% 11/18/22	150,000	154,755
2.15% 11/8/24	150,000	159,760
2.40% 8/9/26	100,000	108,634
2.55% 11/29/22	200,000	208,367
2.85% 5/17/24	150,000	161,448
3.25% 12/1/24	150,000	165,907
3.65% 12/7/23	100,000	109,639
Oshkosh 4.60% 5/15/28	100,000	117,987
		3,583,635
Machinery Diversified–0.18%
CNH Industrial 3.85% 11/15/27	105,000	118,245
CNH Industrial Capital
1.88% 1/15/26	250,000	261,752
1.95% 7/2/23	65,000	66,910
4.20% 1/15/24	100,000	109,678
4.38% 4/5/22	75,000	78,350
Crane
4.20% 3/15/48	100,000	107,083
4.45% 12/15/23	100,000	109,589
Deere & Co.
2.60% 6/8/22	100,000	102,866
2.88% 9/7/49	65,000	72,036
3.90% 6/9/42	150,000	190,366
5.38% 10/16/29	100,000	132,657
Dover
2.95% 11/4/29	20,000	21,827
5.38% 3/1/41	100,000	127,009
Flowserve
3.50% 10/1/30	70,000	74,680
4.00% 11/15/23	64,000	67,748
IDEX 3.00% 5/1/30	75,000	82,525
John Deere Capital
0.40% 10/10/23	90,000	90,443
0.70% 7/5/23	100,000	101,052
2.05% 1/9/25	100,000	106,020
2.15% 9/8/22	150,000	155,086
2.45% 1/9/30	85,000	93,175

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
John Deere Capital (continued)
2.60% 3/7/24	165,000	$ 176,631
2.65% 1/6/22	250,000	256,088
2.65% 6/24/24	115,000	123,825
2.65% 6/10/26	100,000	109,566
2.70% 1/6/23	100,000	104,819
2.80% 3/6/23	200,000	211,075
2.80% 9/8/27	100,000	111,219
2.80% 7/18/29	50,000	55,631
2.95% 4/1/22	115,000	118,829
3.05% 1/6/28	100,000	113,012
3.45% 1/10/24	100,000	109,069
3.45% 3/13/25	250,000	279,982
3.45% 3/7/29	120,000	139,184
Nvent Finance
3.95% 4/15/23	100,000	105,296
4.55% 4/15/28	100,000	108,572
Otis Worldwide
2.06% 4/5/25	105,000	111,262
2.29% 4/5/27	90,000	96,113
2.57% 2/15/30	105,000	112,692
3.11% 2/15/40	250,000	271,643
3.36% 2/15/50	145,000	167,424
Rockwell Automation
3.50% 3/1/29	85,000	99,030
4.20% 3/1/49	70,000	94,394
Westinghouse Air Brake Technologies 3.20% 6/15/25	285,000	307,414
Xylem
1.95% 1/30/28	115,000	121,204
3.25% 11/1/26	55,000	61,815
4.38% 11/1/46	50,000	61,064
		5,895,950
Media–1.03%
Charter Communications Operating
3.75% 2/15/28	100,000	112,078
4.20% 3/15/28	150,000	173,011
4.46% 7/23/22	500,000	527,107
4.50% 2/1/24	200,000	221,807
4.80% 3/1/50	1,095,000	1,306,536
4.91% 7/23/25	450,000	522,833
5.05% 3/30/29	100,000	121,532
5.13% 7/1/49	200,000	243,721
5.38% 5/1/47	275,000	342,721
5.75% 4/1/48	225,000	293,962
6.38% 10/23/35	190,000	260,133
6.48% 10/23/45	565,000	800,596
Comcast
1.50% 2/15/31	1,000,000	992,991
1.95% 1/15/31	175,000	179,953
2.35% 1/15/27	105,000	112,971
2.45% 8/15/52	150,000	145,803
2.65% 2/1/30	100,000	109,236
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
2.65% 8/15/62	700,000	$ 699,069
2.80% 1/15/51	140,000	145,528
3.15% 3/1/26	350,000	390,727
3.15% 2/15/28	150,000	169,276
3.20% 7/15/36	150,000	170,229
3.25% 11/1/39	150,000	170,008
3.30% 2/1/27	250,000	282,251
3.30% 4/1/27	500,000	568,648
3.38% 2/15/25	425,000	469,845
3.38% 8/15/25	65,000	72,516
3.40% 7/15/46	110,000	126,276
3.45% 2/1/50	110,000	129,433
3.55% 5/1/28	150,000	172,847
3.70% 4/15/24	195,000	214,509
3.75% 4/1/40	655,000	787,012
3.90% 3/1/38	150,000	183,325
3.95% 10/15/25	300,000	344,593
3.97% 11/1/47	362,000	452,626
4.00% 8/15/47	150,000	187,874
4.00% 3/1/48	150,000	188,432
4.00% 11/1/49	79,000	99,450
4.05% 11/1/52	258,000	329,352
4.15% 10/15/28	185,000	222,600
4.20% 8/15/34	83,000	103,951
4.25% 10/15/30	165,000	203,063
4.25% 1/15/33	200,000	250,903
4.40% 8/15/35	192,000	245,505
4.60% 10/15/38	195,000	256,630
4.60% 8/15/45	77,000	103,852
4.65% 7/15/42	24,000	32,472
4.70% 10/15/48	190,000	264,291
4.95% 10/15/58	190,000	287,889
6.40% 5/15/38	57,000	88,689
6.50% 11/15/35	200,000	308,906
7.05% 3/15/33	500,000	767,419
Discovery Communications
2.95% 3/20/23	66,000	69,532
3.80% 3/13/24	100,000	109,094
3.90% 11/15/24	150,000	166,301
3.95% 6/15/25	100,000	112,330
3.95% 3/20/28	200,000	229,463
4.00% 9/15/55	323,000	360,850
4.13% 5/15/29	70,000	81,672
4.65% 5/15/50	400,000	499,457
4.90% 3/11/26	100,000	117,899
5.20% 9/20/47	215,000	279,642
5.30% 5/15/49	65,000	85,624
Fox
3.67% 1/25/22	50,000	51,746
4.03% 1/25/24	100,000	110,119
4.71% 1/25/29	705,000	854,996
5.48% 1/25/39	75,000	102,726
5.58% 1/25/49	90,000	131,346

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Grupo Televisa
4.63% 1/30/26	200,000	$ 228,884
6.63% 1/15/40	100,000	139,794
8.50% 3/11/32	200,000	305,000
NBCUniversal Media
4.45% 1/15/43	675,000	881,922
5.95% 4/1/41	200,000	304,901
Thomson Reuters
3.35% 5/15/26	55,000	61,685
4.30% 11/23/23	200,000	219,208
Time Warner Cable
5.50% 9/1/41	100,000	128,321
5.88% 11/15/40	100,000	133,311
6.55% 5/1/37	200,000	274,250
6.75% 6/15/39	450,000	639,702
7.30% 7/1/38	150,000	222,046
Time Warner Entertainment
8.38% 3/15/23	250,000	292,203
8.38% 7/15/33	200,000	309,198
TWDC Enterprises
1.85% 7/30/26	95,000	99,757
2.95% 6/15/27	200,000	222,709
3.00% 2/13/26	300,000	333,050
3.00% 7/30/46	50,000	54,346
3.15% 9/17/25	100,000	111,050
3.70% 12/1/42	150,000	179,251
4.13% 12/1/41	100,000	125,603
4.13% 6/1/44	83,000	106,223
TWDC Enterprises 18
2.35% 12/1/22	300,000	311,513
2.45% 3/4/22	70,000	71,800
ViacomCBS
2.90% 1/15/27	100,000	109,697
3.38% 2/15/28	145,000	162,975
3.88% 4/1/24	200,000	218,599
4.00% 1/15/26	255,000	291,779
4.20% 5/19/32	50,000	60,221
4.38% 3/15/43	477,000	562,709
4.85% 7/1/42	150,000	184,847
4.90% 8/15/44	125,000	155,667
4.95% 1/15/31	400,000	500,727
5.85% 9/1/43	150,000	208,367
6.88% 4/30/36	125,000	180,648
7.88% 7/30/30	200,000	298,566
Walt Disney
1.65% 9/1/22	70,000	71,594
1.75% 8/30/24	200,000	208,541
1.75% 1/13/26	145,000	151,966
2.00% 9/1/29	735,000	767,796
2.65% 1/13/31	520,000	569,746
2.75% 9/1/49	180,000	190,069
3.38% 11/15/26	60,000	67,769
3.50% 5/13/40	200,000	234,773
3.60% 1/13/51	75,000	90,863
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Walt Disney (continued)
3.70% 10/15/25	40,000	$ 45,264
3.80% 5/13/60	890,000	1,128,301
4.70% 3/23/50	500,000	705,000
4.75% 9/15/44	60,000	82,177
4.75% 11/15/46	50,000	67,817
4.95% 10/15/45	30,000	41,833
6.40% 12/15/35	229,000	354,620
6.65% 11/15/37	175,000	276,147
		33,064,589
Metal Fabricate & Hardware–0.03%
Precision Castparts
2.50% 1/15/23	200,000	207,768
3.25% 6/15/25	100,000	110,475
3.90% 1/15/43	50,000	58,279
4.38% 6/15/45	100,000	125,608
Timken 3.88% 9/1/24	70,000	75,213
Valmont Industries
5.00% 10/1/44	100,000	115,636
5.25% 10/1/54	100,000	117,185
		810,164
Mining–0.15%
Barrick Gold 5.25% 4/1/42	300,000	413,227
Barrick North America Finance 5.75% 5/1/43	150,000	218,476
Barrick PD Australia Finance 5.95% 10/15/39	100,000	143,796
BHP Billiton Finance USA
4.13% 2/24/42	125,000	161,808
5.00% 9/30/43	500,000	734,367
Kinross Gold 4.50% 7/15/27	400,000	462,444
Newmont
3.70% 3/15/23	27,000	28,555
4.88% 3/15/42	400,000	543,497
6.25% 10/1/39	100,000	151,175
Rio Tinto Alcan 6.13% 12/15/33	150,000	228,471
Rio Tinto Finance USA
3.75% 6/15/25	250,000	282,128
4.13% 8/21/42	150,000	195,536
5.20% 11/2/40	100,000	146,249
7.13% 7/15/28	75,000	105,501
Southern Copper
3.50% 11/8/22	89,000	93,594
5.25% 11/8/42	150,000	200,805
5.88% 4/23/45	69,000	99,608
6.75% 4/16/40	110,000	165,355
7.50% 7/27/35	200,000	304,834
Teck Resources 3.90% 7/15/30	125,000	139,139
		4,818,565

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing–0.28%
3M
1.75% 2/14/23	100,000	$ 102,827
2.00% 6/26/22	400,000	409,995
2.00% 2/14/25	100,000	105,986
2.25% 3/15/23	70,000	73,102
2.38% 8/26/29	150,000	162,221
2.75% 3/1/22	65,000	66,914
2.88% 10/15/27	150,000	167,084
3.00% 8/7/25	100,000	110,965
3.25% 2/14/24	100,000	108,777
3.25% 8/26/49	85,000	98,093
3.38% 3/1/29	100,000	115,639
3.63% 10/15/47	150,000	178,546
3.88% 6/15/44	150,000	181,748
4.00% 9/14/48	65,000	83,402
Carlisle
3.50% 12/1/24	95,000	104,117
3.75% 12/1/27	100,000	113,102
Eaton
2.75% 11/2/22	250,000	260,853
3.10% 9/15/27	100,000	111,987
3.92% 9/15/47	100,000	121,514
4.15% 11/2/42	150,000	189,771
General Electric
3.45% 5/15/24	800,000	873,048
3.63% 5/1/30	1,000,000	1,142,291
4.13% 10/9/42	25,000	29,263
4.25% 5/1/40	500,000	590,329
4.35% 5/1/50	55,000	66,774
5.88% 1/14/38	272,000	368,226
6.75% 3/15/32	224,000	313,878
6.88% 1/10/39	201,000	295,833
Illinois Tool Works
2.65% 11/15/26	150,000	165,711
3.90% 9/1/42	150,000	188,687
4.88% 9/15/41	100,000	137,741
Parker-Hannifin
2.70% 6/14/24	35,000	37,532
3.25% 6/14/29	55,000	62,385
3.30% 11/21/24	60,000	65,712
4.00% 6/14/49	55,000	68,714
6.25% 5/15/38	350,000	504,787
Textron
3.00% 6/1/30	100,000	107,737
3.38% 3/1/28	50,000	55,145
3.65% 3/15/27	50,000	55,173
3.88% 3/1/25	170,000	186,748
Trane Technologies Global Holding
3.75% 8/21/28	100,000	115,356
4.25% 6/15/23	250,000	272,708
4.30% 2/21/48	100,000	124,819
5.75% 6/15/43	100,000	143,478
		8,838,718
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Office Furnishings–0.00%
Steelcase 5.13% 1/18/29	100,000	$ 116,053
		116,053
Oil & Gas–1.21%
BP Capital Markets
3.28% 9/19/27	150,000	168,359
3.54% 11/4/24	100,000	110,614
3.72% 11/28/28	90,000	104,450
3.99% 9/26/23	250,000	273,665
BP Capital Markets America
1.75% 8/10/30	760,000	762,468
2.52% 9/19/22	150,000	155,144
2.75% 5/10/23	250,000	263,610
2.77% 11/10/50	165,000	162,930
2.94% 6/4/51	140,000	142,677
3.00% 2/24/50	90,000	92,059
3.02% 1/16/27	250,000	275,732
3.12% 5/4/26	75,000	82,979
3.22% 11/28/23	150,000	160,812
3.25% 5/6/22	200,000	207,952
3.41% 2/11/26	200,000	223,698
3.79% 2/6/24	280,000	305,953
4.23% 11/6/28	700,000	836,186
Burlington Resources 7.20% 8/15/31	100,000	150,540
Canadian Natural Resources
2.05% 7/15/25	50,000	52,438
2.95% 1/15/23	200,000	209,165
2.95% 7/15/30	50,000	53,454
3.80% 4/15/24	43,000	46,824
3.90% 2/1/25	200,000	221,196
4.95% 6/1/47	100,000	126,810
5.85% 2/1/35	200,000	251,617
6.25% 3/15/38	150,000	201,201
Chevron
1.14% 5/11/23	35,000	35,735
1.55% 5/11/25	165,000	171,375
2.24% 5/11/30	125,000	133,696
2.50% 3/3/22	200,000	204,894
2.57% 5/16/23	200,000	210,052
2.90% 3/3/24	150,000	160,715
2.95% 5/16/26	200,000	221,843
2.98% 5/11/40	75,000	82,912
3.08% 5/11/50	625,000	692,907
3.19% 6/24/23	200,000	212,700
3.33% 11/17/25	150,000	168,058
Chevron USA
0.33% 8/12/22	130,000	130,258
0.43% 8/11/23	60,000	60,297
0.69% 8/12/25	135,000	135,711
1.02% 8/12/27	85,000	84,900
2.34% 8/12/50	125,000	121,405
Cimarex Energy
3.90% 5/15/27	215,000	236,873

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Cimarex Energy (continued)
4.38% 3/15/29	50,000	$ 56,928
CNOOC Finance
3.00% 5/9/23	250,000	259,753
3.50% 5/5/25	200,000	215,315
4.20% 5/5/45	200,000	225,662
4.25% 5/9/43	400,000	454,924
CNOOC Petroleum North America
6.40% 5/15/37	150,000	204,308
7.50% 7/30/39	200,000	309,642
Concho Resources
2.40% 2/15/31	365,000	381,794
3.75% 10/1/27	95,000	108,535
4.30% 8/15/28	100,000	118,173
4.85% 8/15/48	75,000	100,850
4.88% 10/1/47	75,000	101,255
ConocoPhillips
4.30% 11/15/44	150,000	190,857
4.95% 3/15/26	250,000	300,108
5.95% 3/15/46	100,000	151,970
6.50% 2/1/39	380,000	586,998
6.95% 4/15/29	200,000	280,483
Devon Energy
4.75% 5/15/42	100,000	112,838
5.00% 6/15/45	70,000	82,628
5.60% 7/15/41	100,000	122,145
5.85% 12/15/25	150,000	176,265
Diamondback Energy
2.88% 12/1/24	155,000	162,900
3.25% 12/1/26	110,000	117,416
3.50% 12/1/29	200,000	213,557
4.75% 5/31/25	65,000	73,162
Ecopetrol
4.13% 1/16/25	500,000	543,755
5.38% 6/26/26	210,000	241,872
5.88% 9/18/23	200,000	223,302
5.88% 5/28/45	155,000	187,628
EOG Resources
2.63% 3/15/23	150,000	156,527
3.90% 4/1/35	150,000	175,880
4.15% 1/15/26	100,000	116,010
Equinor
1.75% 1/22/26	220,000	231,053
2.38% 5/22/30	200,000	213,953
2.45% 1/17/23	200,000	208,691
2.65% 1/15/24	100,000	106,181
3.15% 1/23/22	200,000	206,191
3.25% 11/18/49	110,000	122,017
3.63% 9/10/28	150,000	174,598
3.95% 5/15/43	250,000	304,954
4.80% 11/8/43	150,000	202,716
5.10% 8/17/40	200,000	279,461
Exxon Mobil
1.57% 4/15/23	600,000	617,002
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil (continued)
1.90% 8/16/22	80,000	$ 82,299
2.02% 8/16/24	200,000	210,556
2.28% 8/16/26	200,000	215,463
2.44% 8/16/29	700,000	759,460
2.73% 3/1/23	170,000	178,110
3.00% 8/16/39	200,000	216,227
3.04% 3/1/26	750,000	830,800
3.10% 8/16/49	200,000	215,487
3.57% 3/6/45	200,000	229,347
4.11% 3/1/46	165,000	204,352
4.33% 3/19/50	900,000	1,167,542
Hess
4.30% 4/1/27	150,000	165,312
5.60% 2/15/41	200,000	243,766
5.80% 4/1/47	150,000	190,581
7.13% 3/15/33	100,000	130,518
7.30% 8/15/31	250,000	326,919
HollyFrontier 2.63% 10/1/23	115,000	117,522
Husky Energy
3.95% 4/15/22	150,000	154,555
4.00% 4/15/24	50,000	53,578
4.40% 4/15/29	150,000	166,820
Marathon Oil
2.80% 11/1/22	43,000	44,197
4.40% 7/15/27	100,000	111,122
6.60% 10/1/37	100,000	123,403
Marathon Petroleum
3.63% 9/15/24	250,000	272,779
3.80% 4/1/28	120,000	133,720
4.50% 4/1/48	50,000	55,338
4.70% 5/1/25	300,000	343,602
4.75% 12/15/23	150,000	166,039
5.13% 12/15/26	150,000	178,753
6.50% 3/1/41	145,000	194,444
Noble Energy
3.25% 10/15/29	100,000	114,728
3.85% 1/15/28	150,000	174,360
4.20% 10/15/49	100,000	129,503
5.05% 11/15/44	300,000	421,096
6.00% 3/1/41	135,000	205,068
Phillips 66
0.90% 2/15/24	70,000	70,213
1.30% 2/15/26	40,000	40,671
3.90% 3/15/28	200,000	230,568
4.65% 11/15/34	350,000	423,747
4.88% 11/15/44	180,000	226,694
5.88% 5/1/42	250,000	347,129
Pioneer Natural Resources
1.90% 8/15/30	200,000	198,002
4.45% 1/15/26	100,000	115,617
Shell International Finance
0.38% 9/15/23	500,000	501,057
2.38% 8/21/22	250,000	258,698

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance (continued)
2.50% 9/12/26	150,000	$ 164,610
2.75% 4/6/30	315,000	347,364
2.88% 5/10/26	400,000	442,278
3.25% 5/11/25	350,000	387,874
3.25% 4/6/50	500,000	566,283
3.75% 9/12/46	150,000	181,028
4.00% 5/10/46	350,000	440,252
4.13% 5/11/35	156,000	195,018
4.38% 5/11/45	167,000	219,696
4.55% 8/12/43	600,000	796,225
5.50% 3/25/40	100,000	144,136
6.38% 12/15/38	300,000	466,078
Suncor Energy
3.60% 12/1/24	250,000	275,750
4.00% 11/15/47	70,000	78,234
5.95% 5/15/35	200,000	258,800
6.50% 6/15/38	250,000	348,001
6.80% 5/15/38	100,000	139,629
6.85% 6/1/39	100,000	139,940
7.15% 2/1/32	25,000	34,831
Total Capital 3.88% 10/11/28	200,000	238,300
Total Capital Canada 2.75% 7/15/23	300,000	318,430
Total Capital International
2.43% 1/10/25	100,000	106,769
2.70% 1/25/23	200,000	209,674
2.83% 1/10/30	100,000	111,999
2.88% 2/17/22	200,000	205,697
2.99% 6/29/41	200,000	218,419
3.13% 5/29/50	200,000	216,343
3.39% 6/29/60	200,000	226,782
3.46% 2/19/29	200,000	231,450
3.46% 7/12/49	100,000	116,127
3.70% 1/15/24	100,000	109,510
Valero Energy
1.20% 3/15/24	250,000	252,272
2.15% 9/15/27	250,000	255,333
3.65% 3/15/25	100,000	109,386
4.00% 4/1/29	100,000	112,449
4.35% 6/1/28	175,000	199,101
4.90% 3/15/45	150,000	174,564
6.63% 6/15/37	300,000	398,632
7.50% 4/15/32	100,000	139,639
		38,643,786
Oil & Gas Services–0.09%
Baker Hughes 2.77% 12/15/22	200,000	208,871
Baker Hughes a GE 4.08% 12/15/47	200,000	225,617
Baker Hughes a GE Co.
3.34% 12/15/27	250,000	279,960
4.49% 5/1/30	30,000	36,031
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Baker Hughes Holdings 5.13% 9/15/40	200,000	$ 264,041
Halliburton
2.92% 3/1/30	150,000	158,010
3.80% 11/15/25	18,000	20,183
4.75% 8/1/43	200,000	225,684
4.85% 11/15/35	100,000	116,620
5.00% 11/15/45	283,000	335,934
7.45% 9/15/39	200,000	287,124
National Oilwell Varco 3.95% 12/1/42	150,000	152,379
Schlumberger Finance Canada 1.40% 9/17/25	125,000	128,515
Schlumberger Investment
2.65% 6/26/30	150,000	160,486
3.65% 12/1/23	204,000	221,446
TechnipFMC 3.45% 10/1/22	100,000	103,371
		2,924,272
Packaging & Containers–0.05%
Berry Global 1.57% 1/15/26	325,000	327,814
Packaging Corporation of America
3.00% 12/15/29	50,000	55,676
3.40% 12/15/27	70,000	78,837
4.05% 12/15/49	25,000	30,952
4.50% 11/1/23	150,000	165,407
Sonoco Products 5.75% 11/1/40	100,000	135,675
WestRock MWV 8.20% 1/15/30	150,000	213,663
WestRock RKT 4.90% 3/1/22	200,000	210,150
WRKCo
3.00% 9/15/24	100,000	107,660
3.75% 3/15/25	100,000	111,455
3.90% 6/1/28	50,000	57,949
4.00% 3/15/28	100,000	115,903
4.20% 6/1/32	50,000	60,357
		1,671,498
Pharmaceuticals–1.81%
AbbVie
2.30% 11/21/22	195,000	202,159
2.60% 11/21/24	760,000	814,706
2.85% 5/14/23	150,000	157,725
2.95% 11/21/26	250,000	276,543
3.20% 11/6/22	225,000	235,562
3.20% 5/14/26	200,000	221,637
3.20% 11/21/29	525,000	588,067
3.25% 10/1/22	250,000	260,397
3.45% 3/15/22	500,000	515,659
3.60% 5/14/25	600,000	668,587
3.80% 3/15/25	500,000	557,695
4.05% 11/21/39	250,000	301,624
4.25% 11/21/49	525,000	658,019
4.30% 5/14/36	150,000	184,474

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AbbVie (continued)
4.40% 11/6/42	300,000	$ 376,180
4.45% 5/14/46	200,000	254,037
4.50% 5/14/35	600,000	753,321
4.55% 3/15/35	250,000	315,950
4.63% 10/1/42	125,000	158,479
4.70% 5/14/45	665,000	868,588
4.85% 6/15/44	750,000	991,083
AmerisourceBergen
2.80% 5/15/30	50,000	54,331
3.40% 5/15/24	250,000	271,376
3.45% 12/15/27	100,000	113,904
4.30% 12/15/47	100,000	123,068
AstraZeneca
0.70% 4/8/26	200,000	198,896
1.38% 8/6/30	200,000	197,778
2.13% 8/6/50	95,000	88,481
2.38% 6/12/22	150,000	154,178
3.13% 6/12/27	150,000	168,689
3.38% 11/16/25	150,000	168,693
3.50% 8/17/23	100,000	107,712
4.00% 1/17/29	105,000	125,057
4.00% 9/18/42	150,000	184,886
4.38% 11/16/45	95,000	127,327
4.38% 8/17/48	125,000	167,144
6.45% 9/15/37	250,000	385,200
Becton Dickinson & Co.
2.89% 6/6/22	456,000	471,326
3.70% 6/6/27	196,000	224,848
4.67% 6/6/47	125,000	163,869
Becton Dickinson and Co
3.36% 6/6/24	150,000	163,035
3.73% 12/15/24	350,000	387,975
Becton Dickinson and Co. 3.79% 5/20/50	200,000	237,145
Bristol-Myers Squibb
0.54% 11/13/23	100,000	100,173
0.75% 11/13/25	150,000	150,992
1.13% 11/13/27	150,000	151,445
1.45% 11/13/30	90,000	90,398
2.00% 8/1/22	100,000	102,631
2.35% 11/13/40	65,000	66,794
2.55% 11/13/50	90,000	91,878
2.60% 5/16/22	150,000	154,770
2.75% 2/15/23	200,000	209,860
2.90% 7/26/24	620,000	672,776
3.20% 6/15/26	120,000	134,979
3.25% 8/15/22	250,000	261,908
3.25% 2/20/23	150,000	157,791
3.25% 8/1/42	100,000	115,999
3.45% 11/15/27	200,000	230,629
3.63% 5/15/24	200,000	219,240
3.88% 8/15/25	200,000	228,281
3.90% 2/20/28	250,000	295,876
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb (continued)
4.00% 8/15/23	100,000	$ 109,427
4.13% 6/15/39	585,000	745,078
4.25% 10/26/49	210,000	283,928
4.35% 11/15/47	200,000	268,182
4.50% 3/1/44	100,000	139,768
4.55% 2/20/48	250,000	348,667
4.63% 5/15/44	300,000	408,372
5.00% 8/15/45	110,000	159,066
Cardinal Health
2.62% 6/15/22	150,000	154,390
3.08% 6/15/24	100,000	107,592
3.20% 3/15/23	100,000	105,773
3.41% 6/15/27	250,000	282,183
3.75% 9/15/25	100,000	112,871
4.37% 6/15/47	100,000	117,624
4.90% 9/15/45	100,000	122,932
Cigna
2.40% 3/15/30	150,000	159,847
3.05% 10/15/27	395,000	442,339
3.20% 3/15/40	105,000	114,982
3.25% 4/15/25	400,000	439,264
3.40% 3/15/50	85,000	95,470
3.75% 7/15/23	183,000	197,823
3.88% 10/15/47	400,000	473,014
4.13% 11/15/25	790,000	909,805
4.38% 10/15/28	200,000	241,632
4.80% 8/15/38	145,000	188,683
4.90% 12/15/48	145,000	199,066
6.13% 11/15/41	300,000	442,361
CVS Health
1.30% 8/21/27	415,000	416,748
1.75% 8/21/30	250,000	251,333
1.88% 2/28/31	160,000	161,638
2.63% 8/15/24	65,000	69,641
2.70% 8/21/40	85,000	85,866
2.75% 12/1/22	200,000	207,906
2.88% 6/1/26	250,000	274,733
3.00% 8/15/26	65,000	71,982
3.25% 8/15/29	85,000	95,897
3.50% 7/20/22	200,000	208,768
3.63% 4/1/27	400,000	455,016
3.70% 3/9/23	69,000	73,863
3.75% 4/1/30	800,000	930,538
3.88% 7/20/25	400,000	453,265
4.13% 4/1/40	300,000	357,691
4.30% 3/25/28	830,000	987,943
4.78% 3/25/38	810,000	1,022,114
4.88% 7/20/35	225,000	291,410
5.05% 3/25/48	1,085,000	1,468,194
5.13% 7/20/45	215,000	289,037
Eli Lilly & Co.
2.25% 5/15/50	250,000	245,220
2.35% 5/15/22	75,000	77,027

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Eli Lilly & Co. (continued)
2.50% 9/15/60	250,000	$ 254,136
Eli Lilly and
3.38% 3/15/29	160,000	185,650
3.95% 3/15/49	250,000	327,394
4.15% 3/15/59	250,000	346,349
GlaxoSmithKline Capital
0.53% 10/1/23	125,000	125,479
2.85% 5/8/22	250,000	258,554
2.88% 6/1/22	200,000	206,942
3.00% 6/1/24	140,000	150,972
3.38% 6/1/29	165,000	190,073
3.63% 5/15/25	510,000	572,999
5.38% 4/15/34	100,000	142,634
6.38% 5/15/38	450,000	709,671
Johnson & Johnson
0.55% 9/1/25	250,000	251,021
0.95% 9/1/27	155,000	155,702
2.05% 3/1/23	150,000	155,377
2.10% 9/1/40	735,000	739,457
2.25% 3/3/22	200,000	204,340
2.45% 3/1/26	150,000	163,135
2.45% 9/1/60	165,000	170,919
2.63% 1/15/25	150,000	162,281
2.90% 1/15/28	550,000	620,302
2.95% 3/3/27	200,000	224,996
3.40% 1/15/38	150,000	181,219
3.50% 1/15/48	95,000	117,500
3.55% 3/1/36	70,000	86,348
3.70% 3/1/46	80,000	101,852
3.75% 3/3/47	200,000	256,203
4.38% 12/5/33	183,000	244,069
4.85% 5/15/41	100,000	139,137
5.85% 7/15/38	100,000	155,823
McKesson
0.90% 12/3/25	145,000	145,732
2.70% 12/15/22	100,000	103,851
3.80% 3/15/24	200,000	219,485
4.75% 5/30/29	200,000	245,961
Mead Johnson Nutrition
4.13% 11/15/25	95,000	109,589
5.90% 11/1/39	50,000	74,077
Merck & Co.
0.75% 2/24/26	515,000	520,684
1.45% 6/24/30	105,000	106,066
2.35% 6/24/40	145,000	149,818
2.40% 9/15/22	150,000	155,058
2.45% 6/24/50	100,000	103,325
2.75% 2/10/25	400,000	434,455
2.80% 5/18/23	250,000	265,103
2.90% 3/7/24	90,000	97,033
3.40% 3/7/29	200,000	232,565
3.60% 9/15/42	100,000	122,427
3.90% 3/7/39	200,000	252,248
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Merck & Co. (continued)
4.00% 3/7/49	135,000	$ 177,861
4.15% 5/18/43	242,000	314,281
Mylan
3.95% 6/15/26	250,000	285,967
4.55% 4/15/28	150,000	178,248
5.20% 4/15/48	150,000	197,335
5.25% 6/15/46	160,000	209,300
5.40% 11/29/43	133,000	175,487
Novartis Capital
1.75% 2/14/25	150,000	157,329
2.00% 2/14/27	150,000	160,036
2.20% 8/14/30	150,000	160,948
2.40% 5/17/22	200,000	205,540
2.75% 8/14/50	100,000	109,369
3.00% 11/20/25	250,000	276,474
3.10% 5/17/27	125,000	140,405
3.40% 5/6/24	250,000	274,210
3.70% 9/21/42	150,000	185,754
4.40% 5/6/44	250,000	343,689
Perrigo Finance Unlimited
3.15% 6/15/30	200,000	213,637
4.38% 3/15/26	200,000	226,292
Pfizer
0.80% 5/28/25	125,000	127,205
1.70% 5/28/30	125,000	129,706
2.55% 5/28/40	700,000	746,929
2.70% 5/28/50	115,000	123,390
2.75% 6/3/26	150,000	165,702
2.80% 3/11/22	65,000	66,950
2.95% 3/15/24	150,000	161,800
3.00% 6/15/23	200,000	213,119
3.20% 9/15/23	150,000	161,783
3.40% 5/15/24	400,000	439,495
3.45% 3/15/29	250,000	292,056
3.60% 9/15/28	250,000	295,749
3.90% 3/15/39	50,000	62,740
4.00% 12/15/36	100,000	126,488
4.00% 3/15/49	200,000	262,400
4.10% 9/15/38	150,000	191,631
4.20% 9/15/48	100,000	134,329
7.20% 3/15/39	300,000	517,981
Sanofi
3.38% 6/19/23	150,000	160,871
3.63% 6/19/28	150,000	174,545
Shire Acquisitions Investments Ireland
2.88% 9/23/23	300,000	318,108
3.20% 9/23/26	300,000	335,523
Takeda Pharmaceutical
2.05% 3/31/30	1,100,000	1,124,840
3.03% 7/9/40	200,000	210,694
3.18% 7/9/50	200,000	212,768
3.38% 7/9/60	200,000	221,178
5.00% 11/26/28	200,000	248,392

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Upjohn
1.13% 6/22/22	500,000	$ 504,711
1.65% 6/22/25	180,000	186,010
2.70% 6/22/30	95,000	100,752
4.00% 6/22/50	95,000	108,651
Wyeth
5.95% 4/1/37	350,000	524,108
6.00% 2/15/36	100,000	149,022
6.50% 2/1/34	100,000	156,266
Zoetis
3.00% 9/12/27	100,000	111,855
3.00% 5/15/50	145,000	159,568
3.25% 2/1/23	163,000	171,450
3.90% 8/20/28	50,000	58,880
3.95% 9/12/47	100,000	124,172
4.45% 8/20/48	50,000	67,013
4.50% 11/13/25	200,000	233,408
4.70% 2/1/43	150,000	205,109
		57,965,319
Pipelines–0.98%
Boardwalk Pipelines
3.38% 2/1/23	100,000	104,335
3.40% 2/15/31	45,000	46,928
4.45% 7/15/27	70,000	78,324
4.95% 12/15/24	50,000	55,795
5.95% 6/1/26	50,000	59,123
Cheniere Corpus Christi Holdings
3.70% 11/15/29	230,000	255,927
5.13% 6/30/27	500,000	591,282
Columbia Pipeline Group
4.50% 6/1/25	250,000	287,456
5.80% 6/1/45	100,000	136,418
Enable Midstream Partners
3.90% 5/15/24	200,000	204,480
4.40% 3/15/27	100,000	100,877
5.00% 5/15/44	70,000	67,355
Enbridge
2.90% 7/15/22	200,000	207,383
3.50% 6/10/24	100,000	108,444
3.70% 7/15/27	200,000	227,859
4.00% 10/1/23	150,000	163,147
4.25% 12/1/26	100,000	116,959
4.50% 6/10/44	100,000	116,729
5.50% 12/1/46	100,000	134,369
Enbridge Energy Partners 7.50% 4/15/38	300,000	425,385
Energy Transfer Operating
2.90% 5/15/25	95,000	100,487
3.60% 2/1/23	100,000	104,757
3.75% 5/15/30	105,000	113,200
4.05% 3/15/25	100,000	109,679
4.20% 9/15/23	50,000	53,888
4.20% 4/15/27	150,000	165,223
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Operating (continued)
4.75% 1/15/26	400,000	$ 452,488
4.95% 6/15/28	75,000	86,411
5.00% 5/15/50	315,000	340,589
5.15% 3/15/45	150,000	162,332
5.20% 2/1/22	250,000	259,301
5.25% 4/15/29	500,000	583,520
5.30% 4/15/47	150,000	166,909
5.80% 6/15/38	100,000	114,755
5.95% 10/1/43	125,000	141,423
6.50% 2/1/42	150,000	182,788
7.50% 7/1/38	200,000	265,602
Energy Transfer Partners 6.00% 6/15/48	100,000	118,851
Enterprise Products Operating
2.80% 1/31/30	105,000	113,742
3.13% 7/31/29	150,000	166,193
3.20% 2/15/52	750,000	761,117
3.35% 3/15/23	350,000	369,926
3.50% 2/1/22	75,000	77,531
3.70% 2/15/26	150,000	169,870
3.75% 2/15/25	340,000	380,619
3.90% 2/15/24	200,000	218,612
3.95% 2/15/27	245,000	282,027
4.05% 2/15/22	100,000	104,041
4.15% 10/16/28	100,000	118,914
4.20% 1/31/50	100,000	117,279
4.25% 2/15/48	90,000	105,351
4.45% 2/15/43	125,000	151,293
4.80% 2/1/49	100,000	126,013
4.85% 8/15/42	200,000	248,375
4.85% 3/15/44	125,000	154,848
4.90% 5/15/46	100,000	127,087
5.70% 2/15/42	150,000	205,769
5.95% 2/1/41	100,000	137,315
6.13% 10/15/39	50,000	69,510
7.55% 4/15/38	100,000	152,470
Kinder Morgan
2.00% 2/15/31	140,000	141,399
3.15% 1/15/23	250,000	263,031
3.25% 8/1/50	145,000	145,244
4.30% 6/1/25	200,000	228,158
4.30% 3/1/28	200,000	234,458
5.20% 3/1/48	150,000	190,486
5.55% 6/1/45	700,000	898,320
Kinder Morgan Energy Partners
3.50% 9/1/23	200,000	213,649
3.95% 9/1/22	100,000	104,933
5.00% 3/1/43	250,000	291,191
5.80% 3/15/35	150,000	188,388
6.50% 9/1/39	100,000	129,614
6.55% 9/15/40	200,000	261,025
7.75% 3/15/32	200,000	283,622

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Magellan Midstream Partners
3.95% 3/1/50	155,000	$ 174,722
4.20% 10/3/47	100,000	113,864
4.25% 9/15/46	180,000	207,266
5.00% 3/1/26	100,000	119,151
MPLX
1.75% 3/1/26	70,000	72,426
2.65% 8/15/30	390,000	408,499
3.38% 3/15/23	275,000	291,235
3.50% 12/1/22	40,000	42,009
4.00% 3/15/28	175,000	201,263
4.13% 3/1/27	165,000	190,233
4.25% 12/1/27	50,000	58,685
4.50% 4/15/38	290,000	331,315
4.70% 4/15/48	115,000	136,163
4.88% 12/1/24	500,000	573,699
4.90% 4/15/58	50,000	59,320
5.20% 3/1/47	165,000	200,424
5.20% 12/1/47	90,000	108,580
ONEOK
2.20% 9/15/25	100,000	104,242
2.75% 9/1/24	150,000	158,188
3.10% 3/15/30	100,000	106,473
3.40% 9/1/29	150,000	160,454
4.00% 7/13/27	85,000	94,742
4.45% 9/1/49	60,000	63,009
4.50% 3/15/50	100,000	104,692
4.55% 7/15/28	150,000	171,602
4.95% 7/13/47	100,000	111,563
5.20% 7/15/48	75,000	87,409
ONEOK Partners
3.38% 10/1/22	150,000	156,113
4.90% 3/15/25	100,000	113,718
6.13% 2/1/41	100,000	120,025
6.20% 9/15/43	178,000	215,895
6.65% 10/1/36	100,000	126,215
Phillips 66 Partners
2.45% 12/15/24	100,000	104,867
3.15% 12/15/29	100,000	103,981
3.55% 10/1/26	100,000	109,536
3.75% 3/1/28	50,000	54,223
4.68% 2/15/45	40,000	43,320
4.90% 10/1/46	100,000	111,888
Plains All American Pipeline
4.30% 1/31/43	100,000	98,256
4.50% 12/15/26	100,000	111,980
4.65% 10/15/25	200,000	223,551
4.70% 6/15/44	600,000	621,306
5.15% 6/1/42	200,000	214,421
6.65% 1/15/37	125,000	152,433
Sabine Pass Liquefaction
4.20% 3/15/28	70,000	80,315
4.50% 5/15/30	255,000	302,096
5.63% 3/1/25	545,000	635,536
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Sabine Pass Liquefaction (continued)
5.75% 5/15/24	545,000	$ 623,007
Spectra Energy Partners
3.38% 10/15/26	145,000	162,513
4.50% 3/15/45	50,000	58,340
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	208,631
3.90% 7/15/26	100,000	109,546
4.00% 10/1/27	245,000	267,991
5.30% 4/1/44	200,000	215,902
5.40% 10/1/47	245,000	275,952
5.95% 12/1/25	100,000	117,941
TC PipeLines 4.38% 3/13/25	150,000	169,148
Tennessee Gas Pipeline 7.63% 4/1/37	150,000	212,075
TransCanada PipeLines
2.50% 8/1/22	150,000	155,002
3.75% 10/16/23	150,000	162,049
4.25% 5/15/28	150,000	177,098
4.63% 3/1/34	200,000	244,241
4.75% 5/15/38	150,000	187,458
4.88% 1/15/26	100,000	118,831
4.88% 5/15/48	150,000	193,655
5.10% 3/15/49	450,000	601,208
6.10% 6/1/40	100,000	137,390
7.25% 8/15/38	100,000	151,133
7.63% 1/15/39	250,000	389,407
Transcontinental Gas Pipe Line
3.25% 5/15/30	100,000	111,999
4.00% 3/15/28	100,000	115,352
4.45% 8/1/42	100,000	116,214
4.60% 3/15/48	100,000	121,204
Transcontinental Gas Pipe LineLLC 3.95% 5/15/50	200,000	225,822
Valero Energy Partners
4.38% 12/15/26	85,000	98,362
4.50% 3/15/28	100,000	114,831
Williams
3.50% 11/15/30	650,000	735,779
3.70% 1/15/23	65,000	68,853
3.75% 6/15/27	250,000	285,153
4.30% 3/4/24	195,000	215,085
4.55% 6/24/24	245,000	274,202
4.85% 3/1/48	70,000	85,906
5.75% 6/24/44	95,000	122,952
6.30% 4/15/40	470,000	624,324
		31,347,657
Private Equity–0.01%
Brookfield Asset Management 4.00% 1/15/25	150,000	167,229
		167,229

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate–0.01%
CBRE Services 4.88% 3/1/26	300,000	$ 354,836
		354,836
Real Estate Investment Trusts–0.96%
Alexandria Real Estate Equities
2.75% 12/15/29	100,000	109,212
3.38% 8/15/31	60,000	68,613
3.45% 4/30/25	100,000	111,184
3.95% 1/15/27	25,000	28,758
3.95% 1/15/28	100,000	116,109
4.00% 2/1/50	100,000	124,028
4.30% 1/15/26	250,000	290,753
4.50% 7/30/29	110,000	134,493
American Campus Communities Operating Partnership
3.63% 11/15/27	55,000	60,593
4.13% 7/1/24	100,000	109,130
American Campus Communities Operating Partnership L.P. 3.88% 1/30/31	35,000	39,605
American Campus Communities Operating Partnership LP 2.85% 2/1/30	70,000	73,250
American Tower
0.60% 1/15/24	40,000	40,039
1.30% 9/15/25	25,000	25,553
1.50% 1/31/28	50,000	50,290
1.88% 10/15/30	250,000	252,034
2.10% 6/15/30	25,000	25,645
2.25% 1/15/22	200,000	203,836
2.95% 1/15/25	100,000	108,306
2.95% 1/15/51	50,000	50,024
3.00% 6/15/23	100,000	105,947
3.10% 6/15/50	300,000	308,431
3.13% 1/15/27	200,000	220,623
3.38% 10/15/26	200,000	224,662
3.50% 1/31/23	250,000	265,108
3.60% 1/15/28	100,000	113,563
3.80% 8/15/29	265,000	307,950
4.00% 6/1/25	100,000	112,953
4.70% 3/15/22	225,000	236,153
5.00% 2/15/24	100,000	113,205
AvalonBay Communities
2.45% 1/15/31	105,000	112,862
2.90% 10/15/26	50,000	55,406
3.20% 1/15/28	85,000	94,591
3.30% 6/1/29	60,000	68,186
3.45% 6/1/25	100,000	111,277
3.50% 11/15/24	200,000	220,455
3.50% 11/15/25	50,000	56,218
3.90% 10/15/46	50,000	60,981
4.15% 7/1/47	50,000	62,549
Boston Properties
2.75% 10/1/26	300,000	326,994
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Boston Properties (continued)
3.20% 1/15/25	100,000	$ 109,291
3.40% 6/21/29	150,000	167,359
3.65% 2/1/26	100,000	113,938
3.85% 2/1/23	125,000	132,977
4.50% 12/1/28	70,000	83,686
Brandywine Operating Partnership
3.95% 2/15/23	50,000	52,074
3.95% 11/15/27	50,000	53,418
Brixmor Operating Partnership
3.25% 9/15/23	150,000	158,787
3.85% 2/1/25	70,000	76,660
3.90% 3/15/27	100,000	111,276
4.05% 7/1/30	300,000	344,153
4.13% 6/15/26	50,000	56,641
Camden Property Trust
3.15% 7/1/29	125,000	140,657
3.35% 11/1/49	40,000	45,945
CC Holdings 3.85% 4/15/23	150,000	160,983
Columbia Property Trust Operating Partnership 3.65% 8/15/26	100,000	104,505
Corporate Office Properties 2.25% 3/15/26	90,000	93,802
Crown Castle International
2.25% 1/15/31	40,000	41,467
3.15% 7/15/23	110,000	117,008
3.20% 9/1/24	105,000	114,058
3.25% 1/15/51	150,000	157,969
3.65% 9/1/27	140,000	157,997
3.70% 6/15/26	365,000	411,222
3.80% 2/15/28	150,000	172,809
4.00% 3/1/27	40,000	45,923
4.45% 2/15/26	365,000	422,244
4.75% 5/15/47	25,000	32,070
5.20% 2/15/49	100,000	135,959
CubeSmart
2.00% 2/15/31	160,000	160,337
3.00% 2/15/30	100,000	109,291
3.13% 9/1/26	50,000	54,993
4.38% 12/15/23	65,000	71,131
4.38% 2/15/29	30,000	35,455
CyrusOne
2.15% 11/1/30	250,000	243,672
2.90% 11/15/24	75,000	80,071
3.45% 11/15/29	85,000	91,437
Digital Realty Trust
2.75% 2/1/23	50,000	52,203
3.60% 7/1/29	65,000	74,486
3.70% 8/15/27	100,000	114,894
4.75% 10/1/25	100,000	117,041
Duke Realty
1.75% 7/1/30	100,000	101,056
3.75% 12/1/24	250,000	276,033

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Equinix
1.00% 9/15/25	250,000	$ 250,638
1.25% 7/15/25	55,000	56,096
1.55% 3/15/28	125,000	127,006
2.15% 7/15/30	55,000	55,912
2.63% 11/18/24	125,000	133,604
2.90% 11/18/26	90,000	98,405
2.95% 9/15/51	250,000	251,945
3.00% 7/15/50	45,000	45,485
3.20% 11/18/29	90,000	99,150
5.38% 5/15/27	160,000	174,393
ERP Operating
2.50% 2/15/30	100,000	107,957
2.85% 11/1/26	140,000	154,835
3.00% 7/1/29	100,000	111,204
3.38% 6/1/25	100,000	110,501
4.15% 12/1/28	100,000	119,203
4.50% 7/1/44	150,000	197,967
4.50% 6/1/45	50,000	65,819
Essex Portfolio
1.65% 1/15/31	250,000	248,204
3.00% 1/15/30	100,000	110,247
3.25% 5/1/23	100,000	105,391
3.38% 4/15/26	50,000	56,094
3.63% 5/1/27	200,000	225,241
4.00% 3/1/29	100,000	117,157
Federal Realty Investment Trust
1.25% 2/15/26	50,000	50,906
3.25% 7/15/27	100,000	108,718
3.95% 1/15/24	100,000	108,719
4.50% 12/1/44	100,000	117,900
GLP Capital
3.35% 9/1/24	85,000	89,230
4.00% 1/15/30	95,000	103,195
4.00% 1/15/31	50,000	54,561
5.25% 6/1/25	75,000	84,381
5.38% 11/1/23	75,000	81,936
5.38% 4/15/26	145,000	166,412
5.75% 6/1/28	75,000	88,834
Healthcare Realty Trust
2.05% 3/15/31	155,000	155,605
2.40% 3/15/30	100,000	104,235
Healthcare Trust of America Holdings
2.00% 3/15/31	110,000	109,933
3.10% 2/15/30	50,000	54,588
3.50% 8/1/26	95,000	107,557
3.75% 7/1/27	50,000	56,657
Healthpeak Properties
3.00% 1/15/30	150,000	164,091
3.88% 8/15/24	200,000	221,225
4.00% 6/1/25	250,000	283,654
4.25% 11/15/23	5,000	5,472
Highwoods Realty
2.60% 2/1/31	65,000	66,266
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Highwoods Realty (continued)
3.88% 3/1/27	60,000	$ 66,320
4.20% 4/15/29	100,000	113,961
Host Hotels & Resorts
3.38% 12/15/29	150,000	154,203
3.50% 9/15/30	70,000	73,708
Hudson Pacific Properties
3.95% 11/1/27	25,000	27,508
4.65% 4/1/29	100,000	116,761
Kilroy Realty
2.50% 11/15/32	50,000	50,658
3.05% 2/15/30	100,000	106,341
3.45% 12/15/24	100,000	108,406
4.25% 8/15/29	150,000	173,832
Kimco Realty
2.70% 3/1/24	100,000	105,563
2.80% 10/1/26	100,000	108,966
3.30% 2/1/25	120,000	131,145
3.40% 11/1/22	50,000	52,503
3.80% 4/1/27	100,000	113,087
4.13% 12/1/46	100,000	111,425
4.45% 9/1/47	100,000	117,260
Kite Realty Group 4.00% 10/1/26	50,000	52,407
Life Storage
2.20% 10/15/30	235,000	239,744
3.50% 7/1/26	100,000	112,830
4.00% 6/15/29	100,000	116,888
Mid-America Apartments
1.70% 2/15/31	50,000	49,785
3.75% 6/15/24	100,000	108,919
3.95% 3/15/29	100,000	117,169
4.00% 11/15/25	50,000	56,596
4.20% 6/15/28	100,000	117,580
4.30% 10/15/23	50,000	54,530
National Retail Properties
2.50% 4/15/30	150,000	154,330
3.10% 4/15/50	150,000	144,501
3.30% 4/15/23	100,000	105,595
3.60% 12/15/26	100,000	109,981
4.00% 11/15/25	65,000	73,274
Office Properties Income Trust
4.25% 5/15/24	250,000	262,176
4.50% 2/1/25	250,000	264,834
Omega Healthcare Investors
3.38% 2/1/31	50,000	52,522
3.63% 10/1/29	100,000	106,144
4.38% 8/1/23	50,000	54,071
4.50% 4/1/27	200,000	225,003
4.95% 4/1/24	57,000	62,044
5.25% 1/15/26	100,000	114,296
Physicians Realty
3.95% 1/15/28	100,000	108,233
4.30% 3/15/27	50,000	55,228

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Piedmont Operating Partnership 3.15% 8/15/30	200,000	$ 204,677
Prologis
1.25% 10/15/30	115,000	113,807
2.13% 4/15/27	50,000	53,631
2.13% 10/15/50	85,000	78,734
2.25% 4/15/30	95,000	101,743
3.00% 4/15/50	50,000	55,160
3.75% 11/1/25	45,000	51,078
3.88% 9/15/28	65,000	77,009
4.38% 2/1/29	125,000	153,296
4.38% 9/15/48	50,000	68,776
Public Storage
2.37% 9/15/22	50,000	51,678
3.09% 9/15/27	60,000	67,041
3.39% 5/1/29	65,000	74,354
Realty Income
0.75% 3/15/26	195,000	194,704
1.80% 3/15/33	125,000	125,534
3.25% 10/15/22	100,000	104,251
3.88% 7/15/24	65,000	71,849
Realtyome
3.25% 6/15/29	250,000	280,037
3.65% 1/15/28	100,000	114,041
4.65% 8/1/23	100,000	109,571
4.65% 3/15/47	100,000	136,337
Regency Centers
3.60% 2/1/27	160,000	175,793
3.70% 6/15/30	105,000	118,890
4.13% 3/15/28	100,000	113,983
4.40% 2/1/47	165,000	190,986
Retail Properties of America 4.75% 9/15/30	250,000	265,296
Sabra Health Care
3.90% 10/15/29	100,000	105,138
4.80% 6/1/24	50,000	53,626
Simon Property Group
2.00% 9/13/24	100,000	104,488
2.35% 1/30/22	100,000	101,543
2.45% 9/13/29	150,000	157,484
2.63% 6/15/22	200,000	205,237
2.65% 7/15/30	200,000	212,908
3.25% 11/30/26	100,000	110,786
3.25% 9/13/49	100,000	102,232
3.38% 10/1/24	100,000	108,724
3.38% 6/15/27	200,000	222,059
4.25% 11/30/46	100,000	115,944
6.75% 2/1/40	300,000	443,915
SITE Centers
4.25% 2/1/26	100,000	107,948
4.70% 6/1/27	100,000	109,453
SL Green Operating Partnership 3.25% 10/15/22	60,000	61,952
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
SL Green Realty 4.50% 12/1/22	100,000	$ 105,169
Spirit Realty
3.20% 1/15/27	100,000	106,184
3.40% 1/15/30	100,000	108,398
4.00% 7/15/29	45,000	50,641
STORE Capital
2.75% 11/18/30	50,000	50,820
4.50% 3/15/28	50,000	56,897
4.63% 3/15/29	100,000	115,955
Tanger Properties
3.13% 9/1/26	50,000	51,569
3.88% 7/15/27	100,000	104,646
UDR
1.90% 3/15/33	50,000	49,936
2.10% 8/1/32	25,000	25,465
2.95% 9/1/26	50,000	54,867
3.20% 1/15/30	200,000	222,225
3.50% 1/15/28	100,000	112,115
4.00% 10/1/25	50,000	56,731
Ventas Realty
3.00% 1/15/30	100,000	107,543
3.13% 6/15/23	30,000	31,696
3.75% 5/1/24	150,000	163,503
3.85% 4/1/27	100,000	111,879
4.00% 3/1/28	100,000	114,033
4.13% 1/15/26	156,000	179,410
4.40% 1/15/29	150,000	175,845
4.88% 4/15/49	50,000	61,981
VEREIT Operating Partnership
2.20% 6/15/28	65,000	66,434
2.85% 12/15/32	95,000	99,271
3.10% 12/15/29	100,000	107,835
3.95% 8/15/27	80,000	90,673
4.60% 2/6/24	75,000	82,473
4.88% 6/1/26	95,000	111,361
Vornado Realty 3.50% 1/15/25	100,000	105,927
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	104,041
Welltower
2.70% 2/15/27	50,000	55,078
2.75% 1/15/31	105,000	111,970
3.10% 1/15/30	55,000	60,158
3.63% 3/15/24	80,000	87,179
4.25% 4/1/26	200,000	232,818
4.25% 4/15/28	50,000	58,569
4.95% 9/1/48	50,000	64,866
6.50% 3/15/41	250,000	349,106
Weyerhaeuser 7.38% 3/15/32	250,000	374,689
WP Carey
2.40% 2/1/31	50,000	51,897
4.25% 10/1/26	100,000	115,059

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
WP Carey (continued)
4.60% 4/1/24	100,000	$ 110,974
		30,786,982
Retail–0.82%
Advance Auto Parts 1.75% 10/1/27	40,000	40,606
AutoNation
3.50% 11/15/24	100,000	107,907
3.80% 11/15/27	100,000	110,569
4.50% 10/1/25	45,000	50,010
AutoZone
1.65% 1/15/31	85,000	84,405
2.88% 1/15/23	100,000	104,177
3.13% 4/18/24	100,000	107,586
3.13% 4/21/26	75,000	82,976
3.75% 6/1/27	150,000	172,137
3.75% 4/18/29	100,000	115,269
Best Buy 1.95% 10/1/30	250,000	251,056
Costco Wholesale
1.38% 6/20/27	500,000	514,929
2.30% 5/18/22	250,000	256,583
3.00% 5/18/27	250,000	280,429
Darden Restaurants 4.55% 2/15/48	35,000	38,506
Dollar General
3.25% 4/15/23	200,000	211,608
3.88% 4/15/27	100,000	115,785
4.13% 5/1/28	70,000	82,522
4.15% 11/1/25	75,000	86,061
Dollar Tree
3.70% 5/15/23	155,000	165,911
4.20% 5/15/28	165,000	196,296
Genuine Parts 1.88% 11/1/30	55,000	54,547
Home Depot
2.13% 9/15/26	155,000	167,012
2.70% 4/1/23	150,000	157,316
2.70% 4/15/30	800,000	892,409
2.80% 9/14/27	200,000	222,459
3.00% 4/1/26	125,000	139,707
3.13% 12/15/49	250,000	287,882
3.25% 3/1/22	90,000	93,083
3.35% 9/15/25	265,000	298,358
3.35% 4/15/50	400,000	475,132
3.50% 9/15/56	135,000	168,437
3.75% 2/15/24	200,000	219,278
3.90% 12/6/28	60,000	72,159
3.90% 6/15/47	150,000	191,238
4.20% 4/1/43	150,000	194,824
4.25% 4/1/46	100,000	132,448
4.50% 12/6/48	200,000	280,276
4.88% 2/15/44	96,000	136,388
5.40% 9/15/40	100,000	146,047
5.88% 12/16/36	350,000	530,055
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot (continued)
5.95% 4/1/41	100,000	$ 154,309
Kohl's
4.25% 7/17/25	50,000	54,259
5.55% 7/17/45	50,000	53,790
9.50% 5/15/25	55,000	71,328
Lowe's
3.00% 10/15/50	850,000	906,108
3.10% 5/3/27	250,000	280,373
3.12% 4/15/22	100,000	102,926
3.38% 9/15/25	120,000	133,910
3.65% 4/5/29	170,000	198,292
3.70% 4/15/46	200,000	236,758
3.88% 9/15/23	200,000	217,066
4.05% 5/3/47	147,000	183,711
4.50% 4/15/30	400,000	497,654
Lowe's Companies
1.30% 4/15/28	65,000	65,544
1.70% 10/15/30	65,000	65,584
McDonald's
1.45% 9/1/25	55,000	57,023
2.13% 3/1/30	65,000	68,494
2.63% 1/15/22	100,000	102,410
3.25% 6/10/24	300,000	327,926
3.35% 4/1/23	155,000	165,108
3.38% 5/26/25	150,000	166,553
3.50% 3/1/27	150,000	171,616
3.63% 5/1/43	100,000	114,960
3.63% 9/1/49	50,000	58,570
3.70% 1/30/26	500,000	569,418
3.80% 4/1/28	200,000	233,691
4.45% 3/1/47	225,000	291,878
4.45% 9/1/48	40,000	52,275
4.60% 5/26/45	94,000	121,795
4.70% 12/9/35	270,000	348,948
4.88% 12/9/45	275,000	374,347
6.30% 3/1/38	50,000	75,369
O'Reilly Automotive
1.75% 3/15/31	225,000	225,210
3.55% 3/15/26	150,000	169,197
3.60% 9/1/27	100,000	113,814
3.80% 9/1/22	100,000	104,671
3.90% 6/1/29	100,000	117,542
4.35% 6/1/28	100,000	118,899
Ross Stores
0.88% 4/15/26	100,000	99,934
1.88% 4/15/31	100,000	100,336
Starbucks
1.30% 5/7/22	55,000	55,768
2.45% 6/15/26	100,000	107,949
2.55% 11/15/30	200,000	216,228
2.70% 6/15/22	100,000	103,178
3.10% 3/1/23	150,000	158,444
3.50% 3/1/28	150,000	171,854

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Starbucks (continued)
3.50% 11/15/50	200,000	$ 229,525
3.55% 8/15/29	200,000	232,626
3.75% 12/1/47	70,000	81,621
3.80% 8/15/25	150,000	170,670
3.85% 10/1/23	100,000	108,595
4.00% 11/15/28	150,000	178,052
4.30% 6/15/45	105,000	130,789
4.45% 8/15/49	200,000	263,377
4.50% 11/15/48	80,000	104,266
Target
2.35% 2/15/30	60,000	65,528
2.50% 4/15/26	100,000	110,486
2.90% 1/15/22	300,000	308,285
3.38% 4/15/29	200,000	234,342
TJX
2.25% 9/15/26	250,000	269,476
2.50% 5/15/23	100,000	104,597
TJX Companies
1.15% 5/15/28	50,000	50,229
1.60% 5/15/31	50,000	50,730
Walgreen 3.10% 9/15/22	150,000	156,574
Walgreens Boots Alliance
3.45% 6/1/26	45,000	49,759
3.80% 11/18/24	700,000	773,555
4.65% 6/1/46	40,000	44,526
4.80% 11/18/44	500,000	567,122
Walmart
2.35% 12/15/22	150,000	156,182
2.38% 9/24/29	45,000	49,147
2.55% 4/11/23	300,000	314,262
2.85% 7/8/24	115,000	124,393
2.95% 9/24/49	100,000	115,076
3.05% 7/8/26	85,000	95,671
3.25% 7/8/29	780,000	907,332
3.40% 6/26/23	350,000	375,847
3.55% 6/26/25	250,000	283,034
3.63% 12/15/47	70,000	88,610
3.70% 6/26/28	400,000	470,939
3.95% 6/28/38	630,000	802,622
4.05% 6/29/48	200,000	270,933
5.00% 10/25/40	1,000,000	1,426,509
		26,184,687
Savings & Loans–0.01%
People's United Financial 3.65% 12/6/22	150,000	157,148
		157,148
Semiconductors–0.55%
Analog Devices
3.13% 12/5/23	150,000	161,380
3.50% 12/5/26	150,000	170,472
3.90% 12/15/25	60,000	68,414
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Analog Devices (continued)
5.30% 12/15/45	100,000	$ 139,506
Applied Materials
1.75% 6/1/30	30,000	31,072
3.30% 4/1/27	80,000	90,957
3.90% 10/1/25	70,000	80,234
4.35% 4/1/47	70,000	96,867
5.10% 10/1/35	70,000	97,117
5.85% 6/15/41	350,000	550,585
Broadcom
2.25% 11/15/23	145,000	151,424
2.65% 1/15/23	200,000	208,055
3.13% 1/15/25	145,000	156,541
3.15% 11/15/25	660,000	720,136
3.50% 1/15/28	400,000	440,705
3.88% 1/15/27	250,000	280,907
4.11% 9/15/28	633,000	724,146
4.15% 11/15/30	200,000	231,193
4.25% 4/15/26	250,000	286,373
4.30% 11/15/32	115,000	136,246
4.70% 4/15/25	700,000	802,028
4.75% 4/15/29	500,000	597,658
Intel
2.35% 5/11/22	200,000	205,205
2.60% 5/19/26	150,000	163,640
2.70% 12/15/22	150,000	157,089
2.88% 5/11/24	400,000	431,565
3.25% 11/15/49	565,000	631,801
3.40% 3/25/25	400,000	444,743
3.70% 7/29/25	365,000	412,928
3.73% 12/8/47	200,000	238,602
3.90% 3/25/30	500,000	599,704
4.00% 12/15/32	250,000	310,974
4.10% 5/19/46	150,000	190,625
4.75% 3/25/50	500,000	696,577
4.95% 3/25/60	300,000	443,065
KLA
3.30% 3/1/50	75,000	84,476
4.65% 11/1/24	300,000	341,413
Lam Research
1.90% 6/15/30	50,000	51,930
2.88% 6/15/50	35,000	37,640
3.13% 6/15/60	240,000	268,595
3.75% 3/15/26	100,000	114,278
4.00% 3/15/29	85,000	101,919
4.88% 3/15/49	50,000	72,151
Marvell Technology Group
4.20% 6/22/23	100,000	108,209
4.88% 6/22/28	100,000	118,074
Maxim Integrated Products 3.38% 3/15/23	100,000	105,269
Micron Technology
4.19% 2/15/27	75,000	88,339
4.64% 2/6/24	30,000	33,399

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Micron Technology (continued)
4.98% 2/6/26	100,000	$ 118,170
5.33% 2/6/29	100,000	125,034
NVIDIA
3.20% 9/16/26	200,000	226,394
3.50% 4/1/50	600,000	726,497
NXP
2.70% 5/1/25	40,000	43,044
3.15% 5/1/27	65,000	71,638
3.40% 5/1/30	85,000	96,341
4.88% 3/1/24	100,000	112,776
5.35% 3/1/26	100,000	120,445
5.55% 12/1/28	65,000	82,787
QUALCOMM
2.15% 5/20/30	200,000	211,544
2.60% 1/30/23	300,000	314,625
2.90% 5/20/24	200,000	215,350
3.00% 5/20/22	300,000	311,334
3.25% 5/20/27	200,000	226,926
3.25% 5/20/50	90,000	104,273
3.45% 5/20/25	300,000	333,976
4.65% 5/20/35	200,000	267,348
4.80% 5/20/45	200,000	284,114
Texas Instruments
2.25% 5/1/23	250,000	260,225
2.25% 9/4/29	65,000	70,004
2.63% 5/15/24	48,000	51,259
3.88% 3/15/39	55,000	68,491
4.15% 5/15/48	300,000	400,698
Xilinx
2.38% 6/1/30	100,000	104,919
2.95% 6/1/24	100,000	107,553
		17,729,991
Software–0.77%
Activision Blizzard
3.40% 9/15/26	100,000	113,713
3.40% 6/15/27	45,000	51,031
4.50% 6/15/47	60,000	77,985
Adobe
1.70% 2/1/23	40,000	41,168
1.90% 2/1/25	65,000	68,724
2.15% 2/1/27	65,000	69,722
2.30% 2/1/30	390,000	421,903
3.25% 2/1/25	95,000	104,581
Autodesk
2.85% 1/15/30	55,000	61,040
3.50% 6/15/27	100,000	112,682
4.38% 6/15/25	100,000	114,339
Broadridge Financial Solutions 2.90% 12/1/29	150,000	164,223
CA 4.70% 3/15/27	100,000	114,700
Cadence Design Systems 4.38% 10/15/24	75,000	84,228
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Citrix Systems
3.30% 3/1/30	500,000	$ 552,112
4.50% 12/1/27	100,000	117,547
Electronic Arts 4.80% 3/1/26	100,000	118,931
Fidelity National Information Services
3.00% 8/15/26	500,000	556,776
3.50% 4/15/23	164,000	174,036
3.88% 6/5/24	28,000	30,827
4.25% 5/15/28	80,000	95,224
Fiserv
2.25% 6/1/27	500,000	532,657
2.65% 6/1/30	500,000	540,665
2.75% 7/1/24	300,000	322,087
3.20% 7/1/26	65,000	72,794
3.50% 10/1/22	150,000	156,933
3.50% 7/1/29	180,000	205,435
3.85% 6/1/25	150,000	169,192
4.40% 7/1/49	140,000	187,203
Intuit 0.95% 7/15/25	65,000	65,802
Microsoft
2.00% 8/8/23	250,000	260,758
2.38% 5/1/23	150,000	156,757
2.40% 2/6/22	200,000	204,074
2.40% 8/8/26	850,000	927,113
2.53% 6/1/50	574,000	604,090
2.65% 11/3/22	200,000	208,298
2.68% 6/1/60	782,000	845,416
2.88% 2/6/24	515,000	553,110
3.13% 11/3/25	200,000	223,522
3.30% 2/6/27	500,000	570,300
3.45% 8/8/36	1,250,000	1,539,584
3.50% 11/15/42	150,000	184,572
3.63% 12/15/23	300,000	327,602
3.70% 8/8/46	850,000	1,076,253
3.95% 8/8/56	166,000	227,489
4.10% 2/6/37	126,000	165,172
4.20% 11/3/35	200,000	262,395
Oracle
2.40% 9/15/23	150,000	157,714
2.50% 5/15/22	1,000,000	1,026,711
2.50% 4/1/25	1,000,000	1,073,697
2.63% 2/15/23	70,000	73,266
2.95% 11/15/24	150,000	163,166
2.95% 4/1/30	500,000	558,772
3.25% 11/15/27	200,000	227,986
3.60% 4/1/40	1,000,000	1,170,145
3.60% 4/1/50	1,000,000	1,165,684
3.80% 11/15/37	90,000	108,573
3.85% 7/15/36	150,000	180,927
3.85% 4/1/60	700,000	858,964
3.90% 5/15/35	355,000	435,413
4.00% 7/15/46	150,000	183,819
4.00% 11/15/47	140,000	172,661
4.30% 7/8/34	200,000	252,949

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Oracle (continued)
4.50% 7/8/44	500,000	$ 650,508
5.38% 7/15/40	400,000	573,351
6.13% 7/8/39	150,000	230,813
6.50% 4/15/38	200,000	317,565
salesforce.com
3.25% 4/11/23	100,000	106,525
3.70% 4/11/28	100,000	117,942
ServiceNow 1.40% 9/1/30	125,000	121,869
VMware
2.95% 8/21/22	105,000	108,919
3.90% 8/21/27	85,000	95,855
4.50% 5/15/25	500,000	572,129
		24,540,688
Telecommunications–1.37%
America Movil
2.88% 5/7/30	200,000	216,760
3.13% 7/16/22	200,000	207,444
4.38% 7/16/42	200,000	250,137
6.13% 11/15/37	150,000	216,547
6.13% 3/30/40	250,000	371,387
6.38% 3/1/35	25,000	37,565
AT&T
1.65% 2/1/28	45,000	45,892
2.25% 2/1/32	210,000	212,907
2.30% 6/1/27	200,000	213,172
2.55% 12/1/33	1,000,000	1,028,280
2.75% 6/1/31	1,400,000	1,495,623
3.10% 2/1/43	250,000	252,854
3.40% 5/15/25	300,000	333,373
3.50% 6/1/41	1,400,000	1,507,207
3.50% 9/15/53	460,000	458,246
3.50% 2/1/61	170,000	168,964
3.55% 9/15/55	1,400,000	1,392,556
3.65% 6/1/51	400,000	418,087
3.65% 9/15/59	555,000	556,622
3.80% 2/15/27	105,000	120,805
3.80% 12/1/57	812,000	843,345
3.85% 6/1/60	185,000	193,536
4.13% 2/17/26	550,000	636,362
4.25% 3/1/27	500,000	584,660
4.30% 2/15/30	286,000	341,633
4.35% 3/1/29	370,000	440,977
4.35% 6/15/45	532,000	613,735
4.45% 4/1/24	300,000	334,988
4.50% 5/15/35	220,000	266,766
4.75% 5/15/46	665,000	823,519
4.85% 3/1/39	120,000	149,273
4.90% 6/15/42	200,000	248,778
5.25% 3/1/37	150,000	195,003
5.35% 9/1/40	338,000	442,355
Bell Canada
4.30% 7/29/49	55,000	71,900
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Bell Canada (continued)
4.46% 4/1/48	100,000	$ 133,294
British Telecommunications
4.50% 12/4/23	200,000	221,457
9.63% 12/15/30	350,000	580,328
Cisco Systems
2.50% 9/20/26	300,000	329,584
2.60% 2/28/23	150,000	157,610
2.95% 2/28/26	150,000	167,086
3.00% 6/15/22	60,000	62,396
3.50% 6/15/25	45,000	50,940
3.63% 3/4/24	100,000	109,929
5.50% 1/15/40	200,000	298,953
5.90% 2/15/39	300,000	462,053
Corning
2.90% 5/15/22	150,000	154,298
3.90% 11/15/49	100,000	122,408
4.75% 3/15/42	250,000	317,500
5.45% 11/15/79	40,000	54,793
5.75% 8/15/40	25,000	33,488
Deutsche Telekom International Finance 8.75% 6/15/30	460,000	727,372
Juniper Networks
1.20% 12/10/25	105,000	106,225
2.00% 12/10/30	160,000	157,750
5.95% 3/15/41	100,000	131,455
Motorola Solutions
2.30% 11/15/30	85,000	86,594
4.00% 9/1/24	227,000	253,586
4.60% 2/23/28	100,000	120,594
4.60% 5/23/29	100,000	119,746
Orange
5.38% 1/13/42	100,000	141,652
9.00% 3/1/31	400,000	657,633
Rogers Communications
2.90% 11/15/26	200,000	221,036
3.00% 3/15/23	125,000	131,320
3.63% 12/15/25	65,000	73,570
3.70% 11/15/49	100,000	118,004
4.10% 10/1/23	300,000	328,018
4.30% 2/15/48	40,000	51,016
4.35% 5/1/49	155,000	200,350
4.50% 3/15/43	100,000	127,021
5.00% 3/15/44	100,000	136,904
7.50% 8/15/38	25,000	39,421
Telefonica Emisiones
4.67% 3/6/38	150,000	180,760
4.90% 3/6/48	200,000	251,041
5.21% 3/8/47	300,000	386,755
5.52% 3/1/49	200,000	269,457
7.05% 6/20/36	175,000	260,760
Telefonica Europe 8.25% 9/15/30	200,000	305,440

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
TELUS
2.80% 2/16/27	100,000	$ 109,829
3.70% 9/15/27	100,000	114,614
4.30% 6/15/49	200,000	253,263
4.60% 11/16/48	100,000	131,139
T-Mobile USA
1.50% 2/15/26	200,000	204,774
2.05% 2/15/28	255,000	265,241
2.25% 11/15/31	150,000	153,951
2.55% 2/15/31	230,000	241,516
3.00% 2/15/41	155,000	160,692
3.30% 2/15/51	275,000	282,928
3.60% 11/15/60	65,000	68,994
3.88% 4/15/30	1,500,000	1,737,015
4.50% 4/15/50	800,000	986,708
Verizon Communications
0.85% 11/20/25	250,000	251,907
1.50% 9/18/30	300,000	295,242
1.68% 10/30/30	1,006,000	1,001,329
1.75% 1/20/31	250,000	248,599
2.63% 8/15/26	230,000	251,892
2.65% 11/20/40	250,000	252,464
2.88% 11/20/50	250,000	251,633
2.99% 10/30/56	931,000	935,184
3.00% 11/20/60	720,000	723,331
3.88% 2/8/29	250,000	294,140
4.00% 3/22/50	500,000	605,466
4.13% 3/16/27	200,000	235,806
4.13% 8/15/46	35,000	42,902
4.27% 1/15/36	904,000	1,119,953
4.33% 9/21/28	1,387,000	1,669,522
4.40% 11/1/34	600,000	748,236
4.50% 8/10/33	1,170,000	1,474,054
4.52% 9/15/48	574,000	747,281
4.81% 3/15/39	300,000	390,892
Vodafone Group
3.75% 1/16/24	340,000	371,486
4.13% 5/30/25	75,000	85,745
4.25% 9/17/50	85,000	105,289
4.38% 5/30/28	175,000	209,500
4.38% 2/19/43	150,000	185,694
4.88% 6/19/49	200,000	266,934
5.00% 5/30/38	95,000	124,152
5.25% 5/30/48	700,000	972,314
6.15% 2/27/37	400,000	575,877
7.88% 2/15/30	100,000	148,404
		43,826,747
Textiles–0.01%
Mohawk Industries 3.63% 5/15/30	150,000	167,637
		167,637
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Toys Games Hobbies–0.02%
Hasbro
3.50% 9/15/27	60,000	$ 65,354
3.90% 11/19/29	400,000	452,612
5.10% 5/15/44	65,000	74,251
6.35% 3/15/40	65,000	83,726
		675,943
Transportation–0.61%
Burlington Northern Santa Fe
3.00% 4/1/25	250,000	273,929
3.05% 3/15/22	150,000	153,814
3.05% 2/15/51	600,000	677,959
3.25% 6/15/27	100,000	113,184
3.65% 9/1/25	100,000	112,834
3.85% 9/1/23	100,000	108,335
3.90% 8/1/46	105,000	133,954
4.13% 6/15/47	100,000	131,728
4.15% 4/1/45	114,000	148,661
4.15% 12/15/48	40,000	53,397
4.40% 3/15/42	100,000	132,387
4.45% 3/15/43	100,000	134,530
4.70% 9/1/45	100,000	140,398
4.95% 9/15/41	100,000	138,507
5.05% 3/1/41	100,000	139,162
5.15% 9/1/43	150,000	216,379
5.75% 5/1/40	200,000	296,166
6.15% 5/1/37	100,000	152,358
Canadian National Railway
2.45% 5/1/50	65,000	67,137
2.75% 3/1/26	50,000	54,856
2.95% 11/21/24	100,000	108,043
3.20% 8/2/46	100,000	118,217
3.65% 2/3/48	100,000	122,534
6.20% 6/1/36	100,000	150,243
6.25% 8/1/34	100,000	152,700
Canadian Pacific Railway
2.05% 3/5/30	35,000	36,755
2.90% 2/1/25	150,000	162,361
4.45% 3/15/23	100,000	107,560
4.80% 9/15/35	65,000	85,462
4.80% 8/1/45	100,000	139,041
6.13% 9/15/15	65,000	108,556
7.13% 10/15/31	150,000	222,041
CH Robinson Worldwide 4.20% 4/15/28	100,000	118,257
CSX
2.40% 2/15/30	50,000	54,033
3.25% 6/1/27	100,000	112,989
3.35% 11/1/25	250,000	279,631
3.35% 9/15/49	65,000	73,813
3.80% 3/1/28	100,000	116,527
3.80% 11/1/46	150,000	179,583
3.95% 5/1/50	90,000	112,456
4.10% 3/15/44	100,000	124,740

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
CSX (continued)
4.25% 3/15/29	150,000	$ 181,633
4.25% 11/1/66	100,000	133,548
4.30% 3/1/48	100,000	128,231
4.40% 3/1/43	200,000	252,005
4.65% 3/1/68	100,000	139,904
5.50% 4/15/41	200,000	279,314
6.15% 5/1/37	120,000	179,107
6.22% 4/30/40	100,000	153,578
FedEx
2.63% 8/1/22	55,000	56,901
3.20% 2/1/25	200,000	219,447
3.25% 4/1/26	150,000	167,535
3.30% 3/15/27	100,000	112,003
3.40% 2/15/28	100,000	114,060
3.88% 8/1/42	100,000	116,475
4.00% 1/15/24	120,000	132,893
4.05% 2/15/48	100,000	120,672
4.10% 4/15/43	100,000	118,023
4.10% 2/1/45	200,000	235,606
4.40% 1/15/47	100,000	126,153
4.55% 4/1/46	150,000	192,673
4.75% 11/15/45	350,000	454,801
4.90% 1/15/34	60,000	77,389
♦FedEx Pass Through Trust 1.88% 8/20/35	700,000	720,416
JB Hunt Transport Services 3.88% 3/1/26	100,000	114,804
Kansas City Southern
2.88% 11/15/29	65,000	70,424
4.20% 11/15/69	70,000	81,710
4.30% 5/15/43	100,000	117,438
4.70% 5/1/48	100,000	125,690
4.95% 8/15/45	100,000	127,600
Kirby 4.20% 3/1/28	100,000	110,868
Norfolk Southern
2.90% 2/15/23	121,000	126,662
3.00% 4/1/22	118,000	121,142
3.05% 5/15/50	100,000	109,116
3.15% 6/1/27	50,000	55,654
3.16% 5/15/55	41,000	44,614
3.65% 8/1/25	50,000	55,878
3.80% 8/1/28	60,000	70,293
3.85% 1/15/24	150,000	163,628
3.94% 11/1/47	80,000	97,497
4.05% 8/15/52	132,000	167,725
4.15% 2/28/48	125,000	158,538
4.45% 6/15/45	100,000	129,174
4.65% 1/15/46	100,000	132,340
4.84% 10/1/41	111,000	151,207
Ryder System
2.80% 3/1/22	60,000	61,543
2.88% 6/1/22	40,000	41,319
2.90% 12/1/26	90,000	98,876
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Ryder System (continued)
3.40% 3/1/23	100,000	$ 105,933
3.65% 3/18/24	100,000	109,258
3.88% 12/1/23	100,000	109,146
Union Pacific
2.15% 2/5/27	50,000	53,028
2.40% 2/5/30	85,000	91,455
2.75% 3/1/26	250,000	273,309
2.97% 9/16/62	75,000	78,161
3.25% 8/15/25	50,000	55,374
3.25% 2/5/50	150,000	170,679
3.35% 8/15/46	150,000	167,195
3.38% 2/1/35	200,000	233,830
3.50% 6/8/23	150,000	160,799
3.55% 8/15/39	70,000	80,917
3.60% 9/15/37	40,000	46,606
3.65% 2/15/24	185,000	200,786
3.75% 7/15/25	100,000	113,447
3.75% 2/5/70	40,000	48,268
3.80% 10/1/51	332,000	405,528
3.84% 3/20/60	240,000	296,445
3.88% 2/1/55	94,000	115,615
3.95% 9/10/28	115,000	136,468
3.95% 8/15/59	70,000	86,083
4.00% 4/15/47	100,000	123,715
4.05% 11/15/45	50,000	61,422
4.10% 9/15/67	65,000	81,538
4.16% 7/15/22	190,000	199,318
4.38% 11/15/65	30,000	39,307
United Parcel Service
2.20% 9/1/24	45,000	47,761
2.35% 5/16/22	250,000	256,698
2.40% 11/15/26	150,000	163,679
2.45% 10/1/22	125,000	129,653
2.50% 9/1/29	45,000	49,000
3.40% 3/15/29	65,000	75,690
3.40% 11/15/46	150,000	179,997
3.40% 9/1/49	65,000	79,399
3.63% 10/1/42	75,000	90,290
3.75% 11/15/47	150,000	189,852
4.25% 3/15/49	100,000	136,397
4.88% 11/15/40	55,000	75,431
5.30% 4/1/50	600,000	902,638
6.20% 1/15/38	255,000	399,617
		19,431,056
Trucking & Leasing–0.01%
GATX
3.25% 9/15/26	50,000	55,603
3.85% 3/30/27	50,000	56,653
4.00% 6/30/30	65,000	76,777
4.55% 11/7/28	100,000	120,664
4.70% 4/1/29	50,000	60,925

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing (continued)
GATX (continued)
5.20% 3/15/44	50,000	$ 65,695
		436,317
Water–0.03%
American Water Capital
2.95% 9/1/27	180,000	198,939
3.75% 9/1/28	150,000	177,033
3.75% 9/1/47	250,000	305,674
4.00% 12/1/46	50,000	63,039
4.20% 9/1/48	100,000	130,907
4.30% 12/1/42	100,000	130,052
		1,005,644
Total Corporate Bonds (Cost $786,706,050)		886,022,683
MUNICIPAL BONDS–0.68%
American Municipal Power
Series B 6.45% 2/15/44	50,000	74,008
Series B 7.83% 2/15/41	55,000	89,383
Series B 8.08% 2/15/50	800,000	1,501,872
Atlanta Water & Wastewater Revenue (TXBL-REF) 2.26% 11/1/35	50,000	52,505
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.26% 4/1/49	200,000	344,514
Series S1 6.92% 4/1/40	100,000	156,075
Series S1 7.04% 4/1/50	100,000	183,064
Board of Regents of the University of Texas System
Series A 3.35% 8/15/47	100,000	120,075
Series C 4.79% 8/15/46	90,000	123,366
Board of Regents of the University of Texas System (TXBL-REF-SER B) Series B 2.44% 8/15/49	50,000	50,735
California State University Systemwide-Taxable Series B 3.90% 11/1/47	50,000	61,231
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	600,000	1,053,480
Central Puget Sound Regional Transit Authority 5.49% 11/1/39	50,000	73,420
Chicago O'Hare International Airport
Series C 4.47% 1/1/49	100,000	123,464
Series C 4.57% 1/1/54	100,000	126,806
Chicago Transit Authority Sales Tax Receipts Fund
Series A 6.90% 12/1/40	100,000	144,596
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Chicago Transit Authority Sales Tax Receipts Fund (continued)
Series B 6.90% 12/1/40	40,000	$ 57,838
City of Chicago Series B 7.75% 1/1/42	83,000	106,259
City of Houston 3.96% 3/1/47	100,000	123,526
Clark County, Department of Aviation, Taxable Build America Bonds Series C 6.82% 7/1/45	75,000	124,346
Commonwealth of Massachusetts
4.91% 5/1/29	100,000	128,407
Series E 5.46% 12/1/39	100,000	147,399
Commonwealth of Massachusetts (TXBL-REF-SER C) Series C 2.51% 7/1/41	30,000	31,396
Dallas Area, Texas Rapid Transit Sales Tax Revenue Taxable Build America Bonds Series B 6.00% 12/1/44	200,000	305,516
Dallas Fort Worth International Airport (TXBL-REF-SER C)
Series C 2.92% 11/1/50	40,000	41,105
Series C 3.09% 11/1/40	60,000	62,938
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35	100,000	101,381
East Bay, California Municipal Utility District Water System Revenue Taxable Build America Bonds Surbordinate Series 5.87% 6/1/40	100,000	150,287
Grand Parkway Transportation (TXBL-REF-SUBORDINATE TIER TOLL) 3.24% 10/1/52	125,000	130,726
Health & Educational Facilities Authority of the State of Missouri (Washington University) 3.65% 8/15/57	150,000	189,570
JobsOhio Beverage System (TXBL-REF-SER A) Series A 2.83% 1/1/38	30,000	32,360
Kansas Development Finance Authority Series H 4.93% 4/15/45	100,000	135,946
Los Angeles Community College District
1.61% 8/1/28	50,000	51,870
1.81% 8/1/30	50,000	51,621
2.11% 8/1/32	50,000	52,108

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Los Angeles County Public Works Financing Authority 7.62% 8/1/40	100,000	$ 169,804
Los Angeles, California Community College District Taxable Build America Bonds 6.75% 8/1/49	100,000	179,706
Los Angeles, California Unified School District Taxable Build America Bonds Series RY 6.76% 7/1/34	315,000	473,817
Massachusetts School Building Authority (TXBL-REF-SENIOR-SER C) Series C 2.95% 5/15/43	250,000	259,632
Massachusetts School Building Authority (TXBL-REF-SUB-SER B) Series B 3.40% 10/15/40	45,000	48,408
Metropolitan Government Nashville & Davidson County,Tennessee Convention Center Authority Taxable
Series B 4.05% 7/1/26	10,000	11,406
Series B 6.73% 7/1/43	50,000	75,784
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.51% 8/1/37	200,000	274,838
5.57% 11/1/38	65,000	88,433
5.87% 11/15/39	100,000	122,483
6.67% 11/15/39	130,000	169,673
6.81% 11/15/40	500,000	667,570
Metropolitan Water Reclamation District of Greater Chicago, Taxable Build America Bonds 5.72% 12/1/38	150,000	215,025
Municipal Electric Authority, Georgia Taxable Build America Bonds
6.64% 4/1/57	147,000	223,550
6.66% 4/1/57	120,000	185,477
7.06% 4/1/57	98,000	141,664
New Jersey Economic Development Authority
Series A (NATL) 7.43% 2/15/29	225,000	290,005
^Series B (AGM) 0.00% 2/15/22	200,000	198,792
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
Series B 6.56% 12/15/40	100,000	138,072
Series C 5.75% 12/15/28	100,000	118,806
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
New Jersey State Turnpike Authority Revenue (Build America Bonds) Series F 7.41% 1/1/40	90,000	$ 150,930
New Jersey Transportation Trust Fund Authority (TXBL-REF-TRANSPORTATION SYSTEM) 4.13% 6/15/42	80,000	82,870
New Jersey Turnpike Authority Series A 7.10% 1/1/41	350,000	571,515
New York City Water & Sewer System, Taxable Build America Bonds
5.72% 6/15/42	65,000	99,880
5.75% 6/15/41	100,000	153,611
5.95% 6/15/42	100,000	157,192
6.01% 6/15/42	35,000	55,618
New York State Dormitory Authority (TXBL-REF-SER B) Series B 3.14% 7/1/43	100,000	105,335
New York State Dormitory Authority, Taxable Build America Bonds 5.60% 3/15/40	100,000	139,616
New York State Urban Development, Revenue Taxable St Personal Income Tax General
3.90% 3/15/33	100,000	114,877
5.77% 3/15/39	50,000	64,303
New York, Taxable Build America Bonds
5.52% 10/1/37	85,000	119,866
Series A2 5.21% 10/1/31	100,000	126,107
Series F1 6.27% 12/1/37	100,000	151,416
Ohio State University, Taxable Build America Bonds
4.91% 6/1/40	100,000	138,403
Series A 3.80% 12/1/46	100,000	122,446
Oregon School Boards Association, Taxable Pension Series B 5.55% 6/30/28	250,000	306,195
Pennsylvania Turnpike Commission, Taxable Build America Bonds Series B 5.51% 12/1/45	150,000	227,304
Permanent University Fund - University of Texas System, Taxable Build America Bonds 3.38% 7/1/47	40,000	48,193
Port Authority of New York & New Jersey
Series 165th 5.65% 11/1/40	250,000	358,547
Series 168th 4.93% 10/1/51	350,000	487,382
Series 174th 4.46% 10/1/62	250,000	332,585

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey (continued)
Series 181th 4.96% 8/1/46	155,000	$ 211,825
Series 192th 4.81% 10/15/65	250,000	346,630
Regents of the University of California Medical Center Pooled Revenue, Taxable Build America Bonds Series H 6.55% 5/15/48	100,000	162,299
Riverside (TXBL-SER A) Series A 3.86% 6/1/45	20,000	21,476
Rutgers The State University of New Jersey, Taxable of America Bonds 5.67% 5/1/40	155,000	214,698
Sales Tax Securitization Series B 3.82% 1/1/48	100,000	109,179
Salt River Project Agricultural Improvement & Power District, Taxable Build America Bonds 4.84% 1/1/41	60,000	83,725
San Antonio Electric & Gas Systems Revenue, Taxable Build America Bonds
4.43% 2/1/42	250,000	323,057
5.99% 2/1/39	50,000	75,610
San Diego County Regional Transportation Commission, Taxable Build America Bonds 5.91% 4/1/48	100,000	161,283
San Diego County Water Authority Financing, Taxable Build America Bonds 6.14% 5/1/49	100,000	156,293
San Francisco Public Utilities Commission Water Revenue (TXBL-REF-GREEN BOND-SER A) Series A 3.30% 11/1/39	25,000	26,687
San Francisco Public Utilities Commission Water Revenue (TXBL-REF-GREEN BOND-WSIP-SER E) Series E 2.83% 11/1/41	150,000	157,101
State Board of Administration Finance (TXBL-SER A)
Series A 1.26% 7/1/25	100,000	102,291
Series A 1.71% 7/1/27	100,000	103,799
Series A 2.15% 7/1/30	100,000	105,222
State of California Department of Water Resources Power Supply Revenue Series P 2.00% 5/1/22	100,000	102,309
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
State of California, Taxable Build America Bonds
3.38% 4/1/25	75,000	$ 83,796
3.50% 4/1/28	100,000	116,679
4.50% 4/1/33	100,000	120,872
4.60% 4/1/38	60,000	72,142
7.50% 4/1/34	325,000	541,664
7.60% 11/1/40	80,000	144,702
7.63% 3/1/40	85,000	147,520
State of Connecticut, Taxable Build America Bonds
5.09% 10/1/30	200,000	243,444
Series A 5.85% 3/15/32	100,000	139,758
State of Illinois 5.10% 6/1/33	800,000	860,968
State of Illinois, Taxable Pension 4.95% 6/1/23	70,909	72,659
State of Mississippi, Taxable Build America Bonds 5.25% 11/1/34	100,000	132,701
State of Oregon Department of Transportation, Taxable Build America Bonds 5.83% 11/15/34	75,000	108,812
State of Texas, Taxable Build America Bonds 5.52% 4/1/39	100,000	148,689
State of Utah, Taxable Build America Bonds
Series B 3.54% 7/1/25	100,000	108,792
Series D 4.55% 7/1/24	45,000	48,645
State Public School Building Authority 5.00% 9/15/27	100,000	121,244
Texas Transportation Commission (State of Texas) 2.56% 4/1/42	40,000	40,747
Texas Transportation Commission (TXBL-REF) 2.47% 10/1/44	150,000	150,820
Texas Transportation Commission State Highway Fund Series B 5.18% 4/1/30	200,000	257,908
University of California (TXBL-SER BG) Series BG 1.61% 5/15/30	60,000	60,631
University of California, General Taxable
Series AD 4.86% 5/15/12	250,000	358,817
Series AQ 4.77% 5/15/15	250,000	350,867
Series AX 3.06% 7/1/25	100,000	110,301
University of Michigan (TXBL-SER B)
Series B 2.44% 4/1/40	50,000	52,181
Series B 2.56% 4/1/50	50,000	53,103
University of Virginia Series C 4.18% 9/1/17	50,000	66,641

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
University of Virginia (TXBL-REF) 2.26% 9/1/50	60,000	$ 59,399
Westchester County Local Development 3.85% 11/1/50	180,000	188,140
Total Municipal Bonds (Cost $16,694,478)		21,896,455
NON-AGENCY ASSET-BACKED SECURITIES–0.33%
American Express Credit Account Master Trust
Series 2019-1 A 2.87% 10/15/24	750,000	773,832
Series 2019-2 A 2.67% 11/15/24	185,000	190,783
AmeriCredit Automobile Receivables Trust
Series 2020-2 A3 0.66% 12/18/24	50,000	50,258
Series 2020-3 A3 0.53% 6/18/25	138,000	138,159
Capital One Prime Auto Receivables Trust Series 2020-1 A3 1.60% 11/15/24	113,000	115,181
CarMax Auto Owner Trust
Series 2017-4 C 2.70% 10/16/23	125,000	127,323
Series 2018-1 A4 2.64% 6/15/23	847,000	866,262
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	750,000	1,123,247
Discover Card Execution Note Trust Series 2019-A3 A 1.89% 10/15/24	500,000	514,609
Drive Auto Receivables Trust Series 2018-4 D 4.09% 1/15/26	350,000	363,452
Ford Credit Auto Lease Trust Series 2020-B A3 0.62% 8/15/23	203,000	203,856
Ford Credit Auto Owner Trust Series 2020-C A3 0.41% 7/15/25	750,000	752,225
Ford Credit Floorplan Master Owner Trust
Series 2017-3 A 2.48% 9/15/24	550,000	570,082
Series 2020-1 A1 0.70% 9/15/25	250,000	251,769
GM Financial Automobile Leasing Trust
Series 2020-2 A3 0.80% 7/20/23	107,000	107,805
Series 2020-3 A3 0.45% 8/21/23	350,000	350,859
GM Financial Consumer Automobile Receivables Trust Series 2020-4 A3 0.38% 8/18/25	186,000	186,319
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables 2020-3 Owner Trust Series 2020-3 A3 0.37% 10/18/24	600,000	$ 601,012
Hyundai Auto Receivables Trust 2020-C Series 2020-C A3 0.38% 5/15/25	150,000	150,030
Mercedes-Benz Auto Lease Trust Series 2020-1 A3 0.55% 2/18/25	214,000	215,100
Nissan Auto Lease Trust Series 2020-B A3 0.43% 10/16/23	300,000	300,420
Nissan Auto Receivables Owner Trust Series 2020-B A3 0.55% 7/15/24	346,000	347,420
Santander Drive Auto Receivables Trust
Series 2020-2 A3 0.67% 4/15/24	104,000	104,340
Series 2020-3 A3 0.52% 7/15/24	194,000	194,473
Series 2020-3 C 1.12% 1/15/26	150,000	151,196
Series 2020-4 A3 0.48% 7/15/24	90,000	90,268
Toyota Auto Receivables Owner Trust
Series 2018-B A4 3.11% 11/15/23	500,000	515,329
Series 2020-C A3 0.44% 10/15/24	646,000	648,243
Volkswagen Auto Lease Trust Series 2020-A A3 0.39% 1/22/24	100,000	100,031
World Omni Auto Receivables Trust Series 2020-A A3 1.10% 4/15/25	350,000	354,791
Total Non-Agency Asset-Backed Securities (Cost $10,169,278)		10,458,674
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.22%
BANK
Series 2017-BNK7 A2 3.06% 9/15/60	500,000	512,508
Series 2017-BNK7 A4 3.18% 9/15/60	500,000	553,950
•Series 2018-BN13 A5 4.22% 8/15/61	145,000	171,938
Series 2019-BN17 A4 3.71% 4/15/52	265,000	308,372
Series 2019-BN24 A3 2.96% 11/15/62	500,000	558,297
Series 2020-BN25 A5 2.65% 1/15/63	600,000	654,944
Series 2020-BN28 A4 1.84% 3/15/63	187,500	191,943

LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust
Series 2020-C6 A4 2.64% 2/15/53	650,000	$ 710,713
Series 2020-C8 A5 2.04% 10/15/53	250,000	258,517
Benchmark Mortgage Trust
•Series 2018-B2 A5 3.88% 2/15/51	195,000	227,073
Series 2018-B3 A5 4.03% 4/10/51	350,000	411,557
Series 2018-B5 A4 4.21% 7/15/51	200,000	239,086
Series 2019-B10 A4 3.72% 3/15/62	575,000	671,697
Series 2020-B18 A5 1.93% 7/15/53	296,875	306,159
Series 2020-B19 A5 1.85% 9/15/53	800,000	820,516
CD Mortgage Trust Series 2017-CD3 A4 3.63% 2/10/50	400,000	455,786
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.02% 9/10/45	1,151,387	1,176,633
Series 2013-GC11 AS 3.42% 4/10/46	770,000	809,459
Series 2013-GC15 A3 4.10% 9/10/46	440,332	473,991
•Series 2015-GC33 B 4.57% 9/10/58	500,000	532,005
COMM Mortgage Trust
Series 2013-LC6 AM 3.28% 1/10/46	1,000,000	1,038,497
Series 2014-CR14 A3 3.96% 2/10/47	545,000	588,780
Series 2014-CR17 A5 3.98% 5/10/47	1,365,000	1,504,745
Series 2014-UBS3 A4 3.82% 6/10/47	1,500,000	1,642,160
Series 2015-CR26 A3 3.36% 10/10/48	999,469	1,080,611
•Csail Commercial Mortgage Trust Series 2017-CX10 A5 3.46% 11/15/50	500,000	563,749
CSAIL Commercial Mortgage Trust
Series 2015-C3 A4 3.72% 8/15/48	1,000,000	1,110,039
Series 2020-C19 A3 2.56% 3/15/53	150,000	161,986
GS Mortgage Securities Trust
Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,557,793
Series 2015-GC28 A5 3.40% 2/10/48	1,500,000	1,639,282
Series 2020-GC45 A5 2.91% 2/13/53	275,000	306,482
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM-BB Commercial Mortgage Securities Trust
•Series 2013-C14 AS 4.41% 8/15/46	1,475,000	$ 1,575,897
Series 2016-C1 A5 3.58% 3/15/49	500,000	562,843
JPMDB Commercial Mortgage Securities Trust Series 2020-COR7 A5 2.18% 5/13/53	400,000	419,421
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C10 ASB 2.70% 12/15/47	461,702	472,975
Series 2016-JP2 B 3.46% 8/15/49	1,163,000	1,210,218
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.10% 5/15/46	725,000	754,052
Series 2015-C24 A4 3.73% 5/15/48	1,250,000	1,399,755
Series 2015-C25 ASB 3.38% 10/15/48	766,353	811,290
Morgan Stanley Capital I Trust
Series 2015-MS1 A3 3.51% 5/15/48	500,000	548,062
Series 2017-HR2 A4 3.59% 12/15/50	500,000	567,298
Series 2020-L4 A3 2.70% 2/15/53	400,000	435,179
UBS Commercial Mortgage Trust
Series 2017-C4 A4 3.56% 10/15/50	580,000	657,124
Series 2017-C7 A4 3.68% 12/15/50	350,000	399,845
Series 2018-C14 A3 4.18% 12/15/51	350,000	410,425
Series 2018-C8 A4 3.98% 2/15/51	200,000	232,084
Wells Fargo Commercial Mortgage Trust
•Series 2013-LC12 B 4.27% 7/15/46	400,000	403,961
Series 2015-C30 A3 3.41% 9/15/58	465,777	505,790
Series 2015-P2 A4 3.81% 12/15/48	665,000	752,963
Series 2017-C41 A4 3.47% 11/15/50	350,000	396,104
Series 2018-C46 A4 4.15% 8/15/51	2,350,000	2,765,401
Series 2019-C50 A5 3.73% 5/15/52	310,000	359,715
Series 2020-C56 A5 2.45% 6/15/53	220,600	237,284
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	820,382	842,262

LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust (continued)
Series 2014-C22 A5 3.75% 9/15/57	1,000,000	$ 1,101,396
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $37,316,011)		39,060,612
ΔREGIONAL BONDS–0.26%
Canada—0.26%
Province of Alberta Canada
1.88% 11/13/24	250,000	263,071
2.20% 7/26/22	500,000	515,028
3.30% 3/15/28	400,000	461,729
3.35% 11/1/23	200,000	216,700
Province of British Columbia Canada
2.00% 10/23/22	150,000	154,822
6.50% 1/15/26	100,000	127,830
7.25% 9/1/36	100,000	165,552
Province of Manitoba Canada
2.10% 9/6/22	63,000	64,923
2.60% 4/16/24	750,000	803,660
Province of New Brunswick Canada 3.63% 2/24/28	150,000	176,257
Province of Ontario Canada
1.75% 1/24/23	145,000	149,298
2.00% 10/2/29	250,000	267,304
2.20% 10/3/22	500,000	516,560
2.30% 6/15/26	500,000	543,999
2.40% 2/8/22	750,000	767,568
2.45% 6/29/22	150,000	154,784
Province of Quebec Canada
1.35% 5/28/30	200,000	202,618
1.50% 2/11/25	250,000	260,546
2.50% 4/9/24	100,000	106,976
2.50% 4/20/26	1,000,000	1,097,990
2.63% 2/13/23	350,000	367,216
2.75% 4/12/27	300,000	335,285
7.50% 7/15/23	200,000	235,415
7.50% 9/15/29	175,000	264,399
Province of Saskatchewan Canada 8.50% 7/15/22	100,000	112,164
		8,331,694
Total Regional Bonds (Cost $7,701,694)		8,331,694
ΔSOVEREIGN BONDS–1.53%
Canada—0.12%
Canada Government International Bond
1.63% 1/22/25	500,000	525,274
2.00% 11/15/22	290,000	300,013
2.63% 1/25/22	280,000	287,483
Export Development Canada
1.38% 2/24/23	500,000	512,621
1.75% 7/18/22	150,000	153,644
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada (continued)
Export Development Canada (continued)
2.63% 2/21/24	500,000	$ 536,645
Province of Alberta Canada 1.30% 7/22/30	150,000	149,332
Province of Ontario Canada 1.13% 10/7/30	1,250,000	1,234,380
Province of Quebec Canada 0.60% 7/23/25	250,000	251,009
		3,950,401
Chile—0.06%
Chile Government International Bond
2.25% 10/30/22	100,000	103,500
2.55% 1/27/32	200,000	215,000
3.13% 1/21/26	826,000	916,447
3.24% 2/6/28	350,000	396,813
3.50% 1/25/50	200,000	229,500
		1,861,260
Colombia—0.13%
Colombia Government International Bond
2.63% 3/15/23	700,000	722,750
3.00% 1/30/30	200,000	209,602
3.13% 4/15/31	400,000	424,500
3.88% 4/25/27	350,000	389,550
4.00% 2/26/24	250,000	270,312
5.00% 6/15/45	500,000	610,000
5.20% 5/15/49	200,000	253,644
6.13% 1/18/41	200,000	268,000
7.38% 9/18/37	500,000	729,375
8.13% 5/21/24	250,000	306,250
		4,183,983
Hungary—0.02%
Hungary Government International Bond 5.38% 3/25/24	700,000	798,000
		798,000
Indonesia—0.07%
Indonesia Government International Bond
2.85% 2/14/30	250,000	269,723
3.50% 2/14/50	250,000	270,972
4.10% 4/24/28	300,000	348,483
4.20% 10/15/50	800,000	951,528
4.75% 2/11/29	200,000	242,236
5.35% 2/11/49	200,000	274,080
		2,357,022
Iraq—0.02%
Iraq Government AID Bond 2.15% 1/18/22	695,000	709,297
		709,297

LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Israel—0.09%
Israel Government AID Bond 5.50% 4/26/24	200,000	$ 233,338
Israel Government International Bond
2.88% 3/16/26	200,000	220,215
3.15% 6/30/23	200,000	212,900
3.25% 1/17/28	200,000	228,013
4.00% 6/30/22	150,000	158,153
4.50% 1/30/43	200,000	263,653
State of Israel
2.50% 1/15/30	200,000	216,542
3.38% 1/15/50	200,000	221,104
3.88% 7/3/50	1,000,000	1,200,196
		2,954,114
Italy—0.06%
Republic of Italy Government International Bond
1.25% 2/17/26	495,000	493,396
5.38% 6/15/33	800,000	1,026,640
6.88% 9/27/23	350,000	406,383
		1,926,419
Japan—0.16%
Japan Bank for International Cooperation
0.38% 9/15/23	420,000	420,642
0.63% 7/15/25	235,000	235,031
1.63% 10/17/22	200,000	204,736
1.75% 10/17/24	200,000	209,469
2.00% 10/17/29	200,000	214,751
2.25% 11/4/26	200,000	216,701
2.38% 7/21/22	300,000	309,697
2.38% 11/16/22	200,000	207,572
2.38% 4/20/26	300,000	326,537
2.50% 6/1/22	200,000	206,161
2.50% 5/23/24	200,000	213,902
2.50% 5/28/25	700,000	757,369
2.75% 11/16/27	200,000	224,163
2.88% 6/1/27	350,000	393,634
2.88% 7/21/27	200,000	225,192
3.25% 7/20/23	200,000	214,720
3.25% 7/20/28	300,000	349,113
3.38% 7/31/23	200,000	215,440
		5,144,830
Mexico—0.28%
Mexico Government International Bond
2.66% 5/24/31	500,000	511,775
3.75% 1/11/28	200,000	224,712
3.77% 5/24/61	200,000	208,300
4.00% 10/2/23	550,000	602,250
4.13% 1/21/26	285,000	327,394
4.15% 3/28/27	370,000	426,887
4.35% 1/15/47	200,000	228,000
4.50% 1/31/50	400,000	468,500
4.60% 2/10/48	200,000	234,502
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
4.75% 4/27/32	1,500,000	$ 1,805,250
4.75% 3/8/44	1,000,000	1,188,750
5.75% 10/12/10	800,000	1,064,000
6.05% 1/11/40	475,000	636,077
6.75% 9/27/34	500,000	702,500
Mexico Government International Bonds 3.25% 4/16/30	205,000	221,353
		8,850,250
Panama—0.09%
Panama Government International Bond
2.25% 9/29/32	200,000	206,000
3.16% 1/23/30	445,000	492,838
3.87% 7/23/60	410,000	482,775
3.88% 3/17/28	300,000	344,250
4.30% 4/29/53	300,000	380,250
4.50% 4/16/50	200,000	256,500
6.70% 1/26/36	200,000	297,000
7.13% 1/29/26	100,000	127,625
8.88% 9/30/27	100,000	144,250
9.38% 4/1/29	100,000	155,750
		2,887,238
Peru—0.06%
Peruvian Government International Bond
4.13% 8/25/27	350,000	411,250
5.63% 11/18/50	100,000	157,250
6.55% 3/14/37	500,000	758,750
7.35% 7/21/25	100,000	128,125
8.75% 11/21/33	200,000	341,500
		1,796,875
Philippines—0.13%
Philippine Government International Bond
2.46% 5/5/30	250,000	269,475
2.95% 5/5/45	1,050,000	1,105,817
3.00% 2/1/28	200,000	221,090
3.70% 2/2/42	200,000	231,577
3.75% 1/14/29	400,000	466,108
3.95% 1/20/40	500,000	593,495
5.00% 1/13/37	500,000	659,500
9.50% 2/2/30	300,000	493,783
		4,040,845
Poland—0.04%
Republic of Poland Government International Bond
3.00% 3/17/23	250,000	264,172
3.25% 4/6/26	400,000	451,098
5.00% 3/23/22	500,000	529,019
		1,244,289

LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Republic of Korea—0.08%
Export-Import Bank of Korea
2.75% 1/25/22	200,000	$ 205,004
2.88% 1/21/25	500,000	542,228
3.25% 11/10/25	200,000	223,661
3.63% 11/27/23	300,000	327,265
5.00% 4/11/22	250,000	264,488
Korea International Bond
2.50% 6/19/29	200,000	221,330
2.75% 1/19/27	500,000	546,618
3.88% 9/11/23	200,000	218,570
		2,549,164
Sweden—0.05%
Svensk Exportkredit
0.25% 9/29/23	200,000	199,772
0.50% 8/26/25	500,000	498,690
1.63% 11/14/22	430,000	440,785
2.88% 3/14/23	500,000	528,238
		1,667,485
Uruguay—0.07%
Uruguay Government International Bond
4.38% 10/27/27	300,000	354,750
5.10% 6/18/50	1,000,000	1,400,000
7.63% 3/21/36	250,000	404,688
		2,159,438
Total Sovereign Bonds (Cost $44,120,691)		49,080,910
SUPRANATIONAL BANKS–1.46%
African Development Bank
1.63% 9/16/22	415,000	424,880
2.13% 11/16/22	350,000	362,343
Andina de Fomento
1.63% 9/23/25	500,000	506,940
2.38% 5/12/23	250,000	259,010
3.75% 11/23/23	220,000	238,108
4.38% 6/15/22	250,000	263,003
Asian Development Bank
0.25% 7/14/23	1,045,000	1,045,876
0.25% 10/6/23	250,000	249,689
0.38% 9/3/25	750,000	747,365
0.63% 4/29/25	1,500,000	1,514,280
0.75% 10/8/30	250,000	243,522
1.50% 10/18/24	500,000	521,786
1.63% 1/24/23	200,000	205,725
1.75% 8/14/26	100,000	106,727
1.88% 2/18/22	600,000	611,223
1.88% 1/24/30	200,000	215,278
2.00% 4/24/26	600,000	646,077
2.38% 8/10/27	250,000	276,236
2.63% 1/30/24	400,000	428,833
2.63% 1/12/27	1,000,000	1,114,694
2.75% 3/17/23	725,000	765,395
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Asian Infrastructure Investment Bank
0.25% 9/29/23	665,000	$ 663,832
0.50% 5/28/25	500,000	500,530
Council Of Europe Development Bank
1.38% 2/27/25	250,000	259,953
2.50% 2/27/24	300,000	320,495
2.63% 2/13/23	90,000	94,566
European Bank for Reconstruction & Development
0.25% 7/10/23	250,000	250,021
0.50% 5/19/25	1,000,000	1,003,085
1.50% 2/13/25	85,000	88,852
1.88% 2/23/22	400,000	407,615
European Investment Bank
0.25% 9/15/23	365,000	365,447
0.38% 12/15/25	400,000	398,358
0.63% 7/25/25	1,500,000	1,514,028
0.88% 5/17/30	700,000	693,751
1.38% 9/6/22	275,000	280,469
1.63% 3/14/25	325,000	341,949
1.63% 10/9/29	550,000	582,223
2.25% 8/15/22	1,000,000	1,033,355
2.38% 6/15/22	1,000,000	1,031,579
2.50% 3/15/23	955,000	1,003,329
2.63% 5/20/22	500,000	516,841
2.63% 3/15/24	415,000	446,318
2.88% 8/15/23	500,000	534,743
3.25% 1/29/24	1,400,000	1,526,837
FMS Wertmanagement
2.00% 8/1/22	400,000	411,236
2.75% 3/6/23	250,000	263,659
Inter-American Development Bank
0.25% 11/15/23	500,000	500,067
0.50% 5/24/23	600,000	603,916
0.63% 7/15/25	1,000,000	1,007,921
0.63% 9/16/27	500,000	495,581
1.75% 3/14/25	1,250,000	1,319,729
2.00% 6/2/26	250,000	269,284
2.00% 7/23/26	100,000	107,579
2.25% 6/18/29	350,000	385,874
2.63% 1/16/24	1,500,000	1,605,721
3.00% 10/4/23	500,000	537,764
3.00% 2/21/24	400,000	433,633
3.20% 8/7/42	100,000	125,654
3.88% 10/28/41	100,000	137,257
4.38% 1/24/44	56,000	82,919
International Bank for Reconstruction & Development
0.25% 11/24/23	175,000	175,062
0.38% 7/28/25	500,000	498,411
0.50% 10/28/25	280,000	280,461
0.63% 4/22/25	1,500,000	1,514,185
0.75% 11/24/27	325,000	325,072
0.75% 8/26/30	1,000,000	974,802
0.88% 5/14/30	500,000	494,573
1.63% 2/10/22	600,000	609,546
1.63% 1/15/25	750,000	787,429

LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
International Bank for Reconstruction & Development (continued)
1.75% 10/23/29	250,000	$ 266,499
1.88% 6/19/23	1,000,000	1,040,615
2.13% 7/1/22	1,000,000	1,028,912
2.13% 2/13/23	100,000	104,025
2.50% 3/19/24	750,000	803,239
2.50% 11/25/24	900,000	975,332
2.50% 11/22/27	350,000	390,113
3.13% 11/20/25	450,000	507,968
4.75% 2/15/35	50,000	71,374
7.63% 1/19/23	100,000	114,994
International Finance
0.38% 7/16/25	145,000	144,518
0.50% 3/20/23	85,000	85,579
0.75% 8/27/30	500,000	487,740
1.38% 10/16/24	675,000	701,624
2.88% 7/31/23	160,000	170,737
Nordic Investment Bank
0.38% 5/19/23	200,000	200,673
0.38% 9/11/25	250,000	248,531
2.25% 5/21/24	200,000	213,115
2.88% 7/19/23	200,000	213,341
Weibo 3.38% 7/8/30	300,000	306,256
Total Supranational Banks (Cost $44,938,769)		46,627,686
U.S. TREASURY OBLIGATIONS–37.05%
U.S. Treasury Bonds
1.13% 5/15/40	3,000,000	2,843,437
1.13% 8/15/40	12,000,000	11,341,875
1.25% 5/15/50	13,000,000	11,767,031
1.38% 8/15/50	8,000,000	7,475,000
1.63% 11/15/50	8,750,000	8,698,047
2.00% 2/15/50	1,500,000	1,625,684
2.38% 11/15/49	2,500,000	2,930,762
2.50% 2/15/45	10,400,000	12,379,250
2.50% 2/15/46	6,350,000	7,571,631
2.50% 5/15/46	7,200,000	8,584,875
2.75% 8/15/42	2,600,000	3,218,008
2.75% 11/15/42	3,500,000	4,328,926
2.75% 8/15/47	4,200,000	5,255,250
2.75% 11/15/47	6,500,000	8,140,996
2.88% 5/15/43	13,500,000	17,037,422
2.88% 8/15/45	1,200,000	1,523,953
2.88% 5/15/49	3,000,000	3,865,547
3.00% 5/15/42	2,850,000	3,659,467
3.00% 11/15/45	8,100,000	10,521,457
3.00% 2/15/47	7,700,000	10,049,101
3.00% 5/15/47	5,700,000	7,450,301
3.00% 2/15/48	5,000,000	6,550,977
3.00% 8/15/48	11,000,000	14,442,227
3.00% 2/15/49	9,500,000	12,506,602
3.13% 8/15/44	19,500,000	25,672,207
3.13% 5/15/48	4,000,000	5,359,062
3.38% 11/15/48	2,000,000	2,803,750
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.63% 2/15/44	3,000,000	$ 4,240,898
3.75% 8/15/41	3,850,000	5,462,488
3.88% 8/15/40	3,750,000	5,366,895
4.38% 5/15/41	2,750,000	4,209,541
5.00% 5/15/37	1,000,000	1,565,664
5.25% 11/15/28	500,000	673,828
5.38% 2/15/31	500,000	718,379
5.50% 8/15/28	500,000	678,516
6.00% 2/15/26	750,000	964,570
6.13% 11/15/27	800,000	1,098,375
6.13% 8/15/29	300,000	434,578
6.25% 8/15/23	1,600,000	1,855,750
6.63% 2/15/27	750,000	1,027,500
6.75% 8/15/26	500,000	675,117
6.88% 8/15/25	1,000,000	1,300,391
7.13% 2/15/23	1,000,000	1,148,047
7.25% 8/15/22	500,000	557,734
7.50% 11/15/24	500,000	640,098
7.63% 11/15/22	500,000	570,059
7.63% 2/15/25	500,000	650,703
U.S. Treasury Notes
0.13% 5/31/22	10,000,000	10,001,953
0.13% 6/30/22	10,000,000	10,001,172
0.13% 7/31/22	50,000,000	50,005,859
0.13% 9/30/22	6,000,000	6,000,000
0.13% 8/15/23	20,000,000	19,987,500
0.25% 11/15/23	32,000,000	32,087,500
0.25% 10/31/25	20,000,000	19,909,375
0.38% 3/31/22	15,000,000	15,047,461
0.38% 7/31/27	45,000,000	44,391,797
0.50% 5/31/27	5,000,000	4,980,469
0.50% 6/30/27	12,000,000	11,945,156
0.50% 8/31/27	15,500,000	15,399,492
0.63% 12/31/27	10,000,000	9,988,281
0.63% 8/15/30	5,000,000	4,871,875
0.88% 11/15/30	21,000,000	20,917,969
1.13% 2/28/25	5,500,000	5,693,145
1.38% 10/15/22	13,500,000	13,800,059
1.38% 2/15/23	5,000,000	5,131,445
1.38% 6/30/23	9,400,000	9,687,141
1.50% 2/28/23	12,000,000	12,352,500
1.50% 3/31/23	4,500,000	4,636,758
1.50% 9/30/24	5,000,000	5,235,156
1.50% 11/30/24	32,000,000	33,551,250
1.50% 8/15/26	11,000,000	11,644,531
1.50% 1/31/27	8,000,000	8,476,562
1.50% 2/15/30	6,000,000	6,343,828
1.63% 8/31/22	9,000,000	9,223,242
1.63% 11/15/22	16,750,000	17,215,859
1.63% 5/31/23	16,000,000	16,569,375
1.63% 10/31/23	18,000,000	18,749,531
1.63% 2/15/26	11,000,000	11,696,953
1.63% 5/15/26	6,500,000	6,919,199
1.63% 11/30/26	6,000,000	6,398,906

LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.63% 8/15/29	8,000,000	$ 8,553,125
1.75% 5/15/22	9,000,000	9,200,391
1.75% 6/15/22	30,000,000	30,704,297
1.75% 7/15/22	18,000,000	18,449,297
1.75% 5/15/23	15,000,000	15,569,531
1.75% 11/15/29	5,000,000	5,400,586
1.88% 3/31/22	15,000,000	15,328,125
1.88% 7/31/26	8,000,000	8,634,688
2.00% 2/15/23	14,150,000	14,706,051
2.00% 4/30/24	8,000,000	8,478,438
2.00% 5/31/24	10,000,000	10,611,328
2.00% 2/15/25	11,000,000	11,775,586
2.00% 11/15/26	5,000,000	5,440,430
2.13% 12/31/22	3,000,000	3,119,180
2.13% 11/30/23	22,000,000	23,258,125
2.13% 2/29/24	12,000,000	12,734,531
2.13% 9/30/24	7,000,000	7,492,187
2.13% 11/30/24	9,000,000	9,654,961
2.13% 5/31/26	10,000,000	10,914,062
2.25% 4/15/22	23,000,000	23,627,109
2.25% 3/31/26	5,000,000	5,482,422
2.25% 2/15/27	16,000,000	17,680,000
2.25% 8/15/27	9,000,000	9,975,586
2.25% 11/15/27	11,500,000	12,764,102
2.38% 5/15/27	9,500,000	10,592,871
2.38% 5/15/29	11,000,000	12,424,844
2.50% 8/15/23	18,250,000	19,370,664
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.63% 12/31/25	2,000,000	$ 2,223,672
2.63% 2/15/29	9,000,000	10,326,445
2.75% 8/31/23	8,000,000	8,550,312
2.75% 11/15/23	5,000,000	5,370,508
2.75% 2/15/24	26,000,000	28,082,031
2.75% 2/28/25	5,000,000	5,510,352
2.75% 6/30/25	5,000,000	5,543,359
2.75% 2/15/28	12,000,000	13,755,000
2.88% 11/30/25	7,000,000	7,857,773
2.88% 5/15/28	4,000,000	4,632,344
2.88% 8/15/28	13,000,000	15,093,711
3.13% 11/15/28	7,000,000	8,283,789
Total U.S. Treasury Obligations (Cost $1,102,986,135)		1,187,475,088

	Number of Shares
MONEY MARKET FUND–4.47%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	143,381,374	143,381,374
Total Money Market Fund (Cost $143,381,374)		143,381,374

TOTAL INVESTMENTS–103.64% (Cost $3,094,914,719)	3,322,119,786

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.64%)	(116,615,297)
NET ASSETS APPLICABLE TO 265,836,991 SHARES OUTSTANDING–100.00%	$3,205,504,489
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($2,172,627,475 / 180,196,924 Shares)	$12.057
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,032,877,014 / 85,640,067 Shares)	$12.061
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$2,967,146,875
Distributable earnings/(accumulated loss)	238,357,614
TOTAL NET ASSETS	$3,205,504,489

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
^ Zero coupon security.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2020.
✱ Considered an affiliated investment. See Note 2 in “Notes to Financial Statements.”
Δ Securities have been classified by country of origin.

★ Includes $128,212,868 payable for securities purchased, $3,731,278 payable for fund shares redeemed, $233,012 other accrued expenses payable and $1,028,323 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
AGM–Insured by Assured Guaranty Municipal Corporation
AID–Agency for International Development
CA–Credit Agricole
GM–Insured by Assured Guaranty Municipal Corporation
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM-BB–JPMorgan Barclays Bank
NATL–Insured by the National Public Finance Guarantee Corporation
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–72

LVIP SSGA Bond Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest from unaffiliated investments	$ 68,499,476
Interest from affiliated investments	20,000
68,519,476
EXPENSES:
Management fees	11,821,552
Distribution fees-Service Class	2,431,784
Shareholder servicing fees	857,062
Accounting and administration expenses	525,590
Pricing fees	346,775
Reports and statements to shareholders	156,491
Professional fees	116,273
Custodian fees	97,773
Trustees’ fees and expenses	73,464
Consulting fees	4,378
Index fees	591
Other	29,421
16,461,154
Less:
Management fees waived	(3,682,190)
Total operating expenses	12,778,964
NET INVESTMENT INCOME	55,740,512
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	32,558,742
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	13,325
Unaffiliated investments	110,604,494
Net change in unrealized appreciation (depreciation)	110,617,819
NET REALIZED AND UNREALIZED GAIN	143,176,561
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$198,917,073
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 55,740,512	$ 68,458,350
Net realized gain	32,558,742	6,675,020
Net change in unrealized appreciation (depreciation)	110,617,819	148,050,605
Net increase in net assets resulting from operations	198,917,073	223,183,975
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(45,380,036)	(52,102,779)
Service Class	(19,106,167)	(23,212,382)
	(64,486,203)	(75,315,161)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	868,668,493	304,837,257
Service Class	209,210,347	99,846,205
Reinvestment of dividends and distributions:
Standard Class	45,380,036	52,102,779
Service Class	19,106,167	23,212,382
	1,142,365,043	479,998,623
Cost of shares redeemed:
Standard Class	(790,073,605)	(326,769,231)
Service Class	(195,612,600)	(163,082,296)
	(985,686,205)	(489,851,527)
Increase (decrease) in net assets derived from capital share transactions	156,678,838	(9,852,904)
NET INCREASE IN NET ASSETS	291,109,708	138,015,910
NET ASSETS:
Beginning of year	2,914,394,781	2,776,378,871
End of year	$3,205,504,489	$2,914,394,781
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–73

LVIP SSGA Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.460	$ 10.881	$ 11.231	$ 11.156	$ 11.163
Income (loss) from investment operations:
Net investment income[1]	0.237	0.284	0.275	0.258	0.249
Net realized and unrealized gain (loss)	0.620	0.612	(0.315)	0.097	0.005
Total from investment operations	0.857	0.896	(0.040)	0.355	0.254
Less dividends and distributions from:
Net investment income	(0.260)	(0.317)	(0.310)	(0.280)	(0.261)
Total dividends and distributions	(0.260)	(0.317)	(0.310)	(0.280)	(0.261)
Net asset value, end of period	$ 12.057	$ 11.460	$ 10.881	$ 11.231	$ 11.156
Total return[2]	7.49%	8.24%	(0.32%)	3.18%	2.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,172,627	$1,961,969	$1,833,230	$2,031,198	$1,923,620
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.34%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.47%	0.47%	0.48%	0.46%	0.44%
Ratio of net investment income to average net assets	1.97%	2.48%	2.50%	2.27%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	2.36%	2.38%	2.15%	2.04%
Portfolio turnover	92%	43%	43%	49%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–74

LVIP SSGA Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.464	$ 10.885	$ 11.234	$ 11.160	$ 11.165
Income (loss) from investment operations:
Net investment income[1]	0.207	0.256	0.247	0.229	0.220
Net realized and unrealized gain (loss)	0.621	0.611	(0.315)	0.097	0.007
Total from investment operations	0.828	0.867	(0.068)	0.326	0.227
Less dividends and distributions from:
Net investment income	(0.231)	(0.288)	(0.281)	(0.252)	(0.232)
Total dividends and distributions	(0.231)	(0.288)	(0.281)	(0.252)	(0.232)
Net asset value, end of period	$ 12.061	$ 11.464	$ 10.885	$ 11.234	$ 11.160
Total return[2]	7.23%	7.97%	(0.58%)	2.92%	2.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,032,877	$952,426	$943,149	$1,046,956	$1,025,156
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.59%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.72%	0.73%	0.71%	0.69%
Ratio of net investment income to average net assets	1.72%	2.23%	2.25%	2.02%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	2.11%	2.13%	1.90%	1.79%
Portfolio turnover	92%	43%	43%	49%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–75

LVIP SSGA Bond Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the evaluated bid prices, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends
LVIP SSGA Bond Index Fund–76

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund’s average daily net assets; 0.122% of the next $1.5 billion; and 0.152% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$181,282
Legal	32,072
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $128,435 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$734,839
Distribution fees payable to LFD	215,578
Shareholder servicing fees payable to Lincoln Life	77,906
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
The Fund has an investment in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP SSGA Bond Index Fund–77

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Principal Amount 12/31/20	Interest Income
Corporate Bond-0.02%@
Insurance-0.02% @
Lincoln National 4.00% 9/1/23	$532,026	$—	$—	$—	$13,325	$545,351	500,000	$20,000

@	As a percentage of Net Assets as of December 31, 2020.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 400,610,050
Purchases of U.S. government securities	2,457,342,953
Sales other than U.S. government securities	224,608,673
Sales of U.S. government securities	2,471,637,298
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$3,095,503,346
Aggregate unrealized appreciation of investments	$ 229,783,501
Aggregate unrealized depreciation of investments	(3,167,061)
Net unrealized appreciation of investments	$ 226,616,440
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Bond Index Fund–78

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Commercial Mortgage-Backed Securities	$ —	$ 29,958,522	$—	$ 29,958,522
Agency Mortgage-Backed Securities	—	851,057,596	—	851,057,596
Agency Obligations	—	48,768,492	—	48,768,492
Corporate Bonds	—	886,022,683	—	886,022,683
Municipal Bonds	—	21,896,455	—	21,896,455
Non-Agency Asset-Backed Securities	—	10,458,674	—	10,458,674
Non-Agency Commercial Mortgage-Backed Securities	—	39,060,612	—	39,060,612
Regional Bonds	—	8,331,694	—	8,331,694
Sovereign Bonds	—	49,080,910	—	49,080,910
Supranational Banks	—	46,627,686	—	46,627,686
U.S. Treasury Obligations	—	1,187,475,088	—	1,187,475,088
Money Market Fund	143,381,374	—	—	143,381,374
Total Investments	$143,381,374	$3,178,738,412	$—	$3,322,119,786
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$64,469,506	$75,315,161
Long-term capital gains	16,697	—
Total	$64,486,203	$75,315,161
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 11,741,174
Other temporary differences	1
Net unrealized appreciation	226,616,439
Distributable earnings/(accumulated loss)	$238,357,614
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2020, the Fund utilized $12,883,628 of capital loss carryforwards.
LVIP SSGA Bond Index Fund–79

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	71,528,811	26,786,777
Service Class	17,326,435	8,747,303
Shares reinvested:
Standard Class	3,773,704	4,550,054
Service Class	1,588,182	2,025,980
	94,217,132	42,110,114
Shares redeemed:
Standard Class	(66,311,508)	(28,612,263)
Service Class	(16,351,726)	(14,341,008)
	(82,663,234)	(42,953,271)
Net increase (decrease)	11,553,898	(843,157)
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP SSGA Bond Index Fund–80

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Bond Index Fund–81

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Bond Index Fund–82

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP SSGA Bond Index Fund–83

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median for the one- and five-year periods and below the return of the Morningstar peer group median for the three- and ten-year periods. The Board also noted that the Fund’s total return was below the return of the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s statement that the Fund’s tracking error was within reasonable range of its benchmark index and that underperformance was primarily attributable to cash and fees. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Bond Index Fund–84

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Bond Index Fund–85

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Bond Index Fund–86

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Bond Index Fund–87

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Bond Index Fund–88

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Bond Index Fund–89

LVIP SSGA Emerging Markets Equity Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Emerging Markets Equity Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Emerging Markets Equity Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc
The Fund returned 17.20% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 18.31%.
Little in the way of diagnostics are needed to ascertain the source of the havoc that was wreaked upon capital markets during the first quarter of 2020. The spread of the Coronavirus Disease 2019 (COVID-19) served as the proximate source, but it was the treatment in the form of social distancing, temporary lock-downs and quarantines and other mobility restrictions that inflicted significant harm to the global economy and financial markets. The magnitude of the damage was staggering, with miasmic milestones turning up in every corner of financial markets.Markets sold off aggressively towards the end of February and briefly stabilized in early March amidst encouraging statements from central bankers and a strong showing by Democratic Presidential candidate Joe Biden at the Super Tuesday primary elections.
The global economy suffered from an unprecedented shock in March and April driven by government-imposed lockdowns to contain the spread of the COVID-19 pandemic. Policy makers responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. Economic data in May indicated that the stimulus support and re-opening plans were working, and the economic recovery had begun.
Led by the United States, economic growth rebounded strongly across the globe in the third quarter amid relaxation in COVID-19-related lockdowns, fiscal and monetary policy support and pent up demand release. Though infection rates were re-surging in some developed economies, the worst seemed to be behind as key vaccine trials continued to make quick progress.
In the fourth quarter of the calendar year, equity markets experienced positive growth for the third consecutive quarter with November standing out as the largest contributor for both the quarter and the year. Approvals to use vaccines manufactured by Pfizer-BioNTech, Moderna and Oxford-AstraZeneca led to the largest momentum changes in the history of equity markets. Hard-hit sectors, such as energy, traditional retail, hotels, airlines and financials, rallied, while pandemic winners, such as online retail, health care and home improvement, lagged.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted .5 bps from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Tencent Holdings Ltd., Taiwan Semiconductor Manufacturing Co., Ltd., and Samsung Electronics Co., Ltd.. The top negative contributors to the Fund’s performance during the period were Banco Bradesco SA Pfd, Itau Unibanco Holding SA Pfd, and China Mobile Limited.
Portfolio Managers:
SSGA Funds Management, Inc:	Thomas Coleman
Michael Feehily
Michael Finocchi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets Equity Index Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,920 for the Standard Class shares and to $13,845 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 11/1/18 through 12/31/20. The same $10,000 investment would have increased to $14,199. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 17.20%
Inception (11/1/18)	+ 16.49%
Service Class Shares
One Year	+ 16.91%
Inception (11/1/18)	+ 16.20%

LVIP SSGA Emerging Markets Equity Index Fund–1

LVIP SSGA Emerging Markets Equity Index Fund
2020 Annual Report Commentary (unaudited) (continued)
1. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA Emerging Markets Equity Index Fund–2

LVIP SSGA Emerging Markets Equity Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,299.50	0.50%	$2.89
Service Class Shares	1,000.00	1,297.80	0.75%	4.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.60	0.50%	$2.54
Service Class Shares	1,000.00	1,021.40	0.75%	3.81

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Emerging Markets Equity Index Fund–3

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Country	Percentage of Net Assets
Common Stock	95.16%
Argentina	0.12%
Brazil	3.78%
Chile	0.41%
China	34.16%
Colombia	0.14%
Comoros	0.03%
Czech Republic	0.10%
Egypt	0.11%
Greece	0.10%
Hong Kong	3.07%
Hungary	0.22%
India	9.05%
Indonesia	1.28%
Kuwait	0.45%
Luxembourg	0.03%
Malaysia	1.53%
Mexico	1.75%
Peru	0.24%
Philippines	0.77%
Poland	0.65%
Qatar	0.76%
Republic of Korea	12.41%
Romania	0.04%
Russia	2.85%
Saudi Arabia	2.54%
South Africa	3.28%
Taiwan	12.51%
Thailand	1.78%
Turkey	0.38%
United Arab Emirates	0.62%
Preferred Stocks	2.28%
Rights	0.00%
Warrants	0.00%
Money Market Fund	0.83%
Total Investments	98.27%
Receivables and Other Assets Net of Liabilities	1.73%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.08%
Air Freight & Logistics	0.24%
Airlines	0.12%
Auto Components	0.59%
Automobiles	2.84%
Banks	12.01%
Beverages	1.20%
Biotechnology	0.97%
Building Products	0.04%
Capital Markets	1.09%
Chemicals	2.53%
Commercial Services & Supplies	0.21%
Communications Equipment	0.19%
Construction & Engineering	0.45%
Construction Materials	0.91%
Consumer Finance	0.37%
Containers & Packaging	0.05%
Distributors	0.01%
Diversified Consumer Services	0.79%
Diversified Financial Services	0.53%
Diversified Telecommunication Services	1.10%
Electric Utilities	0.73%
Electrical Equipment	0.43%
Electronic Equipment, Instruments & Components	2.36%
Energy Equipment & Services	0.10%
Entertainment	1.18%
Equity Real Estate Investment Trusts	0.08%
Food & Staples Retailing	1.30%
Food Products	1.77%
Gas Utilities	0.55%
Health Care Equipment & Supplies	0.38%
Health Care Providers & Services	0.65%
Health Care Technology	0.23%
Hotels, Restaurants & Leisure	0.71%
Household Durables	0.36%
Household Products	0.45%
Independent Power and Renewable Electricity Producers	0.53%
Industrial Conglomerates	1.01%
Insurance	2.89%
Interactive Media & Services	7.10%
Internet & Direct Marketing Retail	10.58%
IT Services	1.82%
Leisure Products	0.09%
Life Sciences Tools & Services	0.92%
Machinery	0.47%
Marine	0.13%
Media	0.23%
Metals & Mining	3.76%

LVIP SSGA Emerging Markets Equity Index Fund–4

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Multiline Retail	0.43%
Multi-Utilities	0.04%
Oil, Gas & Consumable Fuels	4.85%
Paper & Forest Products	0.21%
Personal Products	0.59%
Pharmaceuticals	1.33%
Professional Services	0.02%
Real Estate Management & Development	1.94%
Road & Rail	0.27%
Semiconductors & Semiconductor Equipment	8.41%
Software	0.50%
Specialty Retail	0.52%
Technology Hardware, Storage & Peripherals	6.60%
Textiles, Apparel & Luxury Goods	0.94%
Thrifts & Mortgage Finance	0.74%
Tobacco	0.31%
Trading Companies & Distributors	0.02%
Transportation Infrastructure	0.55%
Unknown G3	0.08%
Water Utilities	0.14%
Wireless Telecommunication Services	1.82%
Total	97.44%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Taiwan Semiconductor Manufacturing	5.80%
Alibaba Group Holding ADR	5.48%
Tencent Holdings	5.15%
Samsung Electronics	4.44%
Meituan Dianping Class B	1.69%
Naspers Class N	1.11%
Reliance Industries	0.97%
JD.com ADR	0.94%
Ping An Insurance Group of China Class H	0.91%
China Construction Bank Class H	0.90%
Total	27.39%

ADR–American Depositary Receipt
IT–Information Technology

LVIP SSGA Emerging Markets Equity Index Fund–5

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–95.16%
Argentina–0.12%
†Globant	3,800	$ 826,918
Telecom Argentina Sponsored ADR	9,200	60,352
†YPF ADR	18,000	84,600
		971,870
Brazil–3.78%
Alpargatas S.A.	20,300	164,596
Ambev	464,700	1,404,851
Atacadao	46,000	171,521
†B2W Cia Digital	22,136	322,357
B3 SA - Brasil Bolsa Balcao	205,100	2,455,616
Banco Bradesco	131,510	616,466
Banco BTG Pactual	23,363	422,259
Banco do Brasil	86,800	652,534
Banco Santander	42,600	369,927
BB Seguridade Participacoes	70,300	402,333
Bradespar S.A.	24,300	298,985
†BRF	56,400	240,002
CCR	119,700	311,400
Centrais Eletricas Brasileiras	33,400	237,777
Cia Brasileira de Distribuicao	16,700	241,459
Cia de Saneamento Basico do Estado de Sao Paulo	36,300	312,928
Cia Paranaense de Energia	10,700	155,532
Cia Siderurgica Nacional	71,700	441,550
Cosan	16,200	236,602
CPFL Energia	23,900	150,311
Energisa	19,100	193,617
Engie Brasil Energia	21,125	179,447
Equatorial Energia	91,500	409,961
Hapvida Participacoes e Investimentos	115,500	340,754
Hypera	35,800	236,757
†IRB Brasil Resseguros	98,292	154,747
JBS	106,300	484,481
Klabin	69,100	351,231
Localiza Rent a Car	63,521	846,568
Lojas Renner	75,840	637,702
Magazine Luiza	289,848	1,389,868
Multiplan Empreendimentos Imobiliarios	28,700	130,480
†Natura & Co. Holding	87,696	890,259
Notre Dame Intermedica Participacoes	49,153	745,092
Petrobras Distribuidora	74,900	319,636
Petroleo Brasileiro	370,000	2,043,979
Raia Drogasil	113,100	543,680
†Rumo	138,318	511,549
Sul America	31,583	270,470
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Brazil (continued)
†Suzano	74,830	$ 840,347
Telefonica Brasil	46,700	419,875
TIM S.A.	88,900	251,930
TOTVS S.A.	50,900	282,000
†Ultrapar Participacoes	71,900	329,147
Vale	369,900	6,225,875
†Via Varejo	129,100	402,197
WEG	84,200	1,229,727
		30,270,382
Chile–0.41%
Banco de Chile	4,683,922	478,078
Banco de Credito e Inversiones	5,591	219,469
Banco Santander Chile	6,786,355	325,592
Cencosud	152,986	272,601
Cencosud Shopping	47,075	75,433
Cia Cervecerias Unidas	10,998	81,220
Colbun	819,981	144,838
Empresas CMPC	105,780	278,408
Empresas COPEC	38,543	390,406
Enel Americas	3,363,148	548,415
Enel Chile	2,623,462	204,213
Falabella	66,045	244,501
		3,263,174
China–34.16%
360 Security Technology Class A	22,100	53,083
†3SBio	119,500	109,093
†51job ADR	2,600	182,000
AAC Technologies Holdings	72,000	399,088
Accelink Technologies Class A	4,100	18,229
Addsino Class A	6,800	28,642
AECC Aero-Engine Control Class A	6,100	21,414
AECC Aviation Power Class A	8,701	79,086
Agile Group Holdings	112,000	149,074
Agricultural Bank of China Class A	373,500	179,432
Agricultural Bank of China Class H	2,783,000	1,019,250
Aier Eye Hospital Group Class A	20,940	239,942
Air China Class A	37,900	43,503
Air China Class H	176,000	138,752
AK Medical Holdings	34,000	58,942
†Alibaba Group Holding ADR	188,800	43,939,424
†Alibaba Health Information Technology	398,000	1,178,087
LVIP SSGA Emerging Markets Equity Index Fund–6

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
A-Living Services Class H	45,750	$ 203,063
†Aluminum of China Class H	380,000	133,783
†Aluminumof China Class A	85,000	47,233
Angel Yeast Class A	4,000	31,255
Anhui Conch Cement Class A	19,800	156,514
Anhui Conch Cement Class H	121,000	758,315
Anhui Gujing Distillery Class A	1,900	79,095
Anhui Gujing Distillery Class B	9,700	135,106
Anhui Kouzi Distillery Class A	1,900	20,055
ANTA Sports Products	109,000	1,729,514
Apeloa Pharmaceutical Class A	2,600	9,261
Asymchem Laboratories Tianjin Class A	900	41,197
Autobio Diagnostics Class A	900	19,967
Autohome ADR	6,000	597,720
AVIC Aircraft Class A	9,100	51,109
Avic Capital Class A	41,300	27,673
AVIC Electromechanical Systems Class A	6,100	10,691
AVIC Jonhon Optronic Technology Class A	5,100	61,159
AVIC Shenyang Aircraft Class A	4,300	51,396
AviChina Industry & Technology Class H	203,000	141,917
†Baidu ADR	27,300	5,903,352
Bank of Beijing Class A	120,700	89,364
Bank of Chengdu Class A	21,000	34,282
Bank of China Class A	178,400	86,775
Bank of China Class H	7,983,000	2,701,874
Bank of Communications Class A	196,720	134,818
Bank of Hangzhou Class A	32,300	73,760
Bank of Jiangsu Class A	94,900	79,275
Bank of Nanjing Class A	58,800	72,670
Bank of Ningbo Class A	30,900	167,057
Bank of Shanghai Class A	77,340	92,789
Baoshan Iron & Steel Class A	100,300	91,329
†Baozun ADR	5,500	188,925
BBMG Class A	13,600	6,189
†BeiGene ADR	4,500	1,162,755
†Beijing BDStar Navigation Class A	2,200	17,165
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Beijing Capital International Airport Class H	182,000	$ 151,907
Beijing Dabeinong Technology Group Class A	17,700	26,152
Beijing Enlight Media Class A	20,700	38,269
Beijing Enterprises Holdings	48,500	158,389
†Beijing Enterprises Water Group	600,000	241,387
Beijing New Building Materials Class A	9,500	58,289
Beijing Oriental Yuhong Waterproof Technology Class A	11,650	69,165
Beijing Originwater Technology Class A	11,200	13,119
Beijing Shiji Information Technology Class A	5,500	26,198
Beijing Shunxin Agriculture Class A	3,400	37,768
Beijing Sinnet Technology Class A	9,300	24,452
Beijing Thunisoft Class A	6,400	23,383
Beijing Tiantan Biological Products Class A	5,960	38,019
Beijing Yanjing Brewery Class A	8,600	11,213
Beijing-Shanghai High Speed Railway Class A	111,800	96,780
Betta Pharmaceuticals Class A	1,800	29,538
†BGI Genomics Class A	1,900	37,314
†Bilibili ADR	12,000	1,028,640
BOE Technology Group Class A	166,600	153,143
BYD Class A	8,600	256,169
BYD Class H	64,000	1,685,007
BYD Electronic International	66,000	346,255
By-health Class A	4,400	16,264
C&S Paper Class A	14,600	46,639
Caitong Securities Class A	15,700	30,368
†CanSino Biologics Class H	6,200	141,197
Centre Testing International Group	3,900	16,320
CGN Power Class H	1,020,000	219,960
Chacha Food Class A	3,000	24,738
Changchun High & New Technology Industry Group Class A	1,900	130,436
Changjiang Securities Class A	23,000	29,538

LVIP SSGA Emerging Markets Equity Index Fund–7

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Changzhou Xingyu Automotive Lighting Systems Class A	2,300	$ 70,614
Chaozhou Three-Circle Group Class A	9,300	53,057
Chengdu Kanghong Pharmaceutical Group Class A	1,100	8,102
†Chifeng Jilong Gold Mining Class A	12,400	34,020
China Aerospace Times Electronics Class A	13,500	15,470
China Aoyuan Group	118,000	114,812
China Avionics Systems Class A	4,800	14,440
†China Bohai Bank Class H	257,500	168,402
China CITIC Bank Class H	910,000	386,554
China Communications Construction Class A	9,300	10,332
China Communications Services Class H	204,000	90,120
China Conch Venture Holdings	156,000	759,106
China Construction Bank Class A	57,900	55,623
China East Education Holding	50,000	120,327
China Eastern Airlines Class A	51,000	36,575
China Education Group Holdings	69,000	133,092
China Everbright	78,000	104,461
China Everbright Bank Class A	201,100	122,787
China Everbright Bank Class H	316,000	120,516
China Everbright Environment Group	333,000	188,103
China Evergrande Group	183,000	351,739
China Feihe	117,000	274,531
China Film Class A	14,900	28,428
China Fortune Land Development Class A	14,723	29,123
China Galaxy Securities Class A	19,900	38,064
China Galaxy Securities Class H	339,000	212,684
China Gezhouba Group Class A	10,400	10,472
China Great Wall Securities Class A	8,700	17,116
China Greatwall Technology Group Class A	13,700	39,849
China Hongqiao Group	175,500	160,900
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Huarong Asset Management Class H	899,000	$ 99,800
†China International Capital Class H	131,200	355,716
China Jinmao Holdings Group	548,000	252,415
China Jushi Class A	16,100	49,150
China Lesso Group Holdings	118,000	184,887
China Life Insurance Class A	13,400	78,665
China Life Insurance Class H	748,000	1,646,705
†China Literature	30,200	237,417
China Longyuan Power Group Class H	316,000	317,739
China Medical System Holdings	118,000	131,828
China Meidong Auto Holdings	58,000	236,094
†China Mengniu Dairy	276,000	1,664,044
China Merchants Bank Class A	99,500	669,310
China Merchants Bank Class H	390,000	2,467,157
China Merchants Energy Shipping Class A	28,500	24,633
China Merchants Property Operation & Service Class A	5,100	16,810
China Merchants Securities Class A	33,400	119,279
China Merchants Shekou Industrial Zone Holdings Class A	32,000	64,980
China Minsheng Banking Class A	177,300	141,023
China Molybdenum Class A	104,200	99,782
China Molybdenum Class H	324,000	211,992
China National Accord Medicines Class A	3,500	24,492
China National Chemical Engineering Class A	29,900	26,857
China National Medicines Class A	4,700	35,446
China National Nuclear Power Class A	51,100	38,457
China National Software & Service Class A	3,200	38,588
†China Northern Rare Earth Group High-Tech Class A	26,700	53,524
China Oilfield Services Class H	228,000	193,262

LVIP SSGA Emerging Markets Equity Index Fund–8

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Overseas Land & Investment	381,000	$ 827,721
China Overseas Property Holdings	140,000	72,955
China Pacific Insurance Group Class A	31,300	183,917
China Pacific Insurance Group Class H	279,200	1,091,665
China Petroleum & Chemical Class A	104,900	64,691
China Petroleum & Chemical Class H	2,412,000	1,074,160
China Power International Development	449,000	96,197
China Railway Construction Class A	27,800	33,615
China Railway Construction Class H	153,000	83,847
China Railway Group Class A	72,200	58,234
China Resources Beer Holdings	144,000	1,324,196
China Resources Cement Holdings	240,000	268,064
China Resources Gas Group	94,000	499,651
China Resources Land	320,000	1,318,684
China Resources Pharmaceutical Group	108,500	55,793
China Resources Power Holdings	190,000	204,528
China Resources Sanjiu Medical & Pharmaceutical Class A	6,100	23,267
China Shenhua Energy Class A	27,400	75,549
China Shenhua Energy Class H	337,500	636,183
†China Shipbuilding Industry Class A	92,600	59,316
China South Publishing & Media Group Class A	12,400	18,085
†China Southern Airlines Class A	58,300	53,258
†China Southern Airlines Class H	166,000	99,221
China Spacesat Class A	2,200	10,838
China State Construction Engineering Class A	173,600	132,011
China Taiping Insurance Holdings	161,600	291,597
China Tourism Group Duty Free Class A	9,600	415,513
China Tower Class H	4,420,000	650,364
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China TransInfo Technology Class A	5,700	$ 16,691
China Unicom Hong Kong	604,000	344,567
China United Network Communications Class A	128,600	87,791
China Vanke Class A	48,100	211,116
China Vanke Class H	168,500	581,697
China Yangtze Power Class A	105,484	308,984
China Yuhua Education	104,000	90,696
China Zheshang Bank Class A	75,300	46,991
Chongqing Brewery Class A	2,000	36,424
†Chongqing Changan Automobile Class A	20,500	68,692
Chongqing Fuling Zhacai Group Class A	4,600	29,803
Chongqing Rural Commercial Bank	37,500	25,808
Chongqing Rural Commercial Bank Class H	243,000	99,111
Chongqing Zhifei Biological Products Class A	7,900	178,563
CIFI Holdings Group	334,468	283,431
CITIC	574,000	406,409
CITIC Securities Class A	51,600	231,904
CITIC Securities Class H	211,000	476,119
CNOOC	1,773,000	1,626,588
Contemporary Amperex Technology Class A	11,200	602,843
COSCO Shipping Energy Transportation Class A	12,100	12,375
†COSCO Shipping Holdings Class A	44,600	83,324
†COSCO Shipping Holdings Class H	256,500	307,514
COSCO Shipping Ports	164,427	114,369
Country Garden Holdings	764,021	1,054,558
Country Garden Services Holdings	137,000	926,882
CRRC	330,000	113,717
CRRC Class A	78,100	63,465
CSC Financial Class A	13,500	86,713
CSPC Pharmaceutical Group	880,240	896,207
Da An Gene of Sun Yat-Sen University Class A	5,160	27,103
Dali Foods Group	192,500	110,025
Daqin Railway Class A	120,270	118,837
DaShenLin Pharmaceutical Group Class A	4,600	55,138
Dawning Information Industry Class A	4,820	25,261

LVIP SSGA Emerging Markets Equity Index Fund–9

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
DHC Software Class A	13,600	$ 17,286
Dong-E-E-Jiao Class A	2,000	11,839
Dongfang Electric Class A	12,900	19,694
Dongxing Securities Class A	7,873	16,035
†DouYu International Holdings, Ltd.	10,200	112,812
East Group Class A	12,200	14,881
East Money Information Class A	40,300	190,945
ENN Energy Holdings	79,300	1,164,100
Eve Energy Class A	9,155	114,256
Everbright Securities Class A	18,600	52,705
†Fangda Carbon New Material Class A	7,980	8,639
Far East Horizon	198,000	204,094
†FAW Jiefang Group	13,400	23,961
Fiberhome Telecommunication Technologies Class A	1,400	5,163
Financial Street Holdings Class A	10,700	10,556
First Capital Securities Class A	22,600	34,367
Focus Media Information Technology Class A	65,400	98,819
Foshan Haitian Flavouring & Food Class A	12,900	396,098
Fosun International	256,500	402,847
†Founder Securities Class A	40,000	63,464
Foxconn Industrial Internet Class A	27,052	56,710
Fujian Anjoy Foods Class A	1,400	41,288
†Fujian Sunner Development Class A	3,400	13,815
Fuyao Glass Industry Group Class A	10,400	76,505
Fuyao Glass Industry Group Class H	55,200	303,837
Ganfeng Lithium Class A	6,100	94,535
G-bits Network Technology Xiamen Class A	500	32,594
†GCL System Integration Technology Class A	31,500	20,471
†GDS Holdings ADR	8,800	824,032
GEM Class A	37,300	39,906
Gemdale Class A	21,300	43,950
†Genscript Biotech	104,000	151,317
GF Securities Class A	25,900	64,511
GF Securities Class H	123,000	173,908
Giant Network Group Class A	17,700	47,197
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Gigadevice Semiconductor Beijing Class A	2,180	$ 65,915
Glodon Class A	4,400	53,044
GoerTek Class A	15,900	90,868
†GOME Retail Holdings	1,006,000	120,793
†Gotion High-tech Class A	6,800	40,766
Great Wall Motor Class A	12,200	70,561
Greenland Holdings Class A	37,800	33,677
Greentown China Holdings	86,500	126,337
Greentown Service Group	138,000	170,600
GRG Banking Equipment Class A	8,500	13,899
†GSX Techedu ADR	7,700	398,167
Guangdong Haid Group Class A	7,900	79,135
†Guangdong HEC Technology Holding Class A	20,800	16,020
Guangdong Hongda Blasting Class A	5,398	29,730
Guangdong Kinlong Hardware Products Class A	2,000	44,076
Guangdong Xinbao Electrical Appliances Holdings Class A	3,300	21,339
†Guanghui Energy Class A	18,400	7,972
Guangzhou Baiyun International Airport Class A	12,700	27,486
Guangzhou Baiyunshan Pharmaceutical Holdings Class A	2,500	11,198
Guangzhou Haige Communications Group Class A	9,100	15,093
Guangzhou Kingmed Diagnostics Group Class A	2,900	56,854
Guangzhou R&F Properties Class H	161,600	208,132
Guangzhou Tinci Materials Technology Class A	3,100	49,277
Guangzhou Wondfo Biotech Class A	500	6,833
Guangzhou Yuexiu Financial Holdings Group Class A	8,700	19,398
†Guolian Securities Class A	7,600	24,788
Guosen Securities Class A	15,200	31,699
Guotai Junan Securities Class A	31,000	83,094
Guoyuan Securities Class A	19,540	26,789

LVIP SSGA Emerging Markets Equity Index Fund–10

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Haidilao International Holding	80,000	$ 616,931
Haier Smart Home Class A	28,300	126,701
†Haier Smart Home Class H	200,000	724,932
Haitian International Holdings	61,000	210,913
Haitong Securities Class A	47,000	92,479
Haitong Securities Class H	254,000	226,991
Hangzhou First Applied Material Class A	3,810	49,850
Hangzhou Hikvision Digital Technology Class A	35,500	263,455
Hangzhou Robam Appliances Class A	3,200	19,970
Hangzhou Silan Microelectronics Class A	8,200	31,391
Hangzhou Tigermed Consulting Class A	2,100	51,853
†Hangzhou Tigermed Consulting Class H	12,000	278,295
†Hansoh Pharmaceutical Group	116,000	562,165
Hebei Construction Group Class H	46,000	25,099
Hefei Meiya Optoelectronic Technology Class A	2,500	16,941
Heilongjiang Agriculture Class A	10,800	31,824
Henan Shuanghui Investment & Development Class A	13,600	97,741
Hengan International Group	61,000	431,916
Hengli Petrochemical Class A	30,400	130,084
Hengtong Optic-electric Class A	11,700	25,062
Hengyi Petrochemical Class A	20,670	40,490
†Hesteel Class A	83,700	28,700
Hithink RoyalFlush Information Network Class A	2,200	41,769
Hongfa Technology Class A	4,300	35,721
Hopson Development Holdings	68,000	173,204
†Hua Hong Semiconductor	45,000	256,193
Huaan Securities Class A	15,800	19,327
Huadian Power International Class A	40,100	20,841
Huadong Medicine Class A	10,600	43,065
Huagong Tech Class A	4,700	16,688
Hualan Biological Engineering Class A	9,120	58,964
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Huaneng Power International Class A	41,600	$ 28,511
Huaneng Power International Class H	346,000	126,301
Huatai Securities Class A	33,100	91,186
Huatai Securities Class H	140,000	220,425
Huaxi Securities Class A	9,300	17,756
Huaxia Bank Class A	71,300	68,181
Huaxin Cement Class A	4,900	15,490
Huayu Automotive Systems Class A	18,600	82,136
Huazhu Group ADR	15,900	715,977
Hubei Biocause Pharmaceutical Class A	30,500	22,734
Hubei Jumpcan Pharmaceutical Class A	4,800	14,859
Humanwell Healthcare Group Class A	6,400	33,157
Hunan Valin Steel Class A	38,100	27,869
Hundsun Technologies Class A	5,920	95,061
†HUYA ADR	7,100	141,503
Iflytek Class A	12,500	78,204
Industrial & Commercial Bank of China Class A	268,800	205,181
Industrial & Commercial Bank of China Class H	6,072,000	3,901,195
Industrial Bank Class A	102,496	327,350
Industrial Securities Class A	29,442	39,105
†Ingenic Semiconductor Class A	1,900	26,604
†Inner Mongolia BaoTou Steel Union Class A	323,800	57,974
Inner Mongolia First Machinery Group Class A	2,900	5,398
Inner Mongolia Junzheng Energy & Chemical Industry Group Class A	50,700	38,390
Inner Mongolia Yili Industrial Group Class A	28,300	192,043
†Innovent Biologics	97,500	1,029,610
Inspur Electronic Information Industry Class A	6,960	28,675
Intco Medical Technology Class A	1,500	38,568
†iQIYI ADR	23,000	402,040
Ithaca Energy North Sea Class A	5,800	50,929
†JA Solar Technology Class A	5,400	33,749
Jafron Biomedical Class A	2,510	26,077
Jason Furniture Hangzhou Class A	2,400	25,906

LVIP SSGA Emerging Markets Equity Index Fund–11

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†JD.com ADR	86,100	$ 7,568,190
Jiangsu Changshu Rural Commercial Bank Class A	15,700	17,731
Jiangsu Expressway Class H	118,000	131,983
Jiangsu Hengli Hydraulic Class A	6,132	106,094
Jiangsu Hengrui Medicine Class A	23,902	407,227
Jiangsu Shagang Class A	14,800	24,865
Jiangsu Yanghe Brewery Joint-Stock Class A	6,900	249,151
Jiangsu Yangnong Chemical Class A	1,800	36,363
Jiangsu Yuyue Medical Equipment & Supply Class A	1,400	6,041
Jiangsu Zhongnan Construction Group Class A	19,900	26,885
Jiangsu Zhongtian Technology Class A	12,900	21,415
Jiangxi Copper Class A	12,800	39,087
Jiangxi Copper Class H	123,000	193,617
Jiangxi Zhengbang Technology Class A	11,600	30,254
Jilin Aodong Pharmaceutical Group Class A	8,100	20,400
Jinke Properties Group Class A	25,000	27,097
Jinxin Fertility Group	138,000	280,824
Jinyu Bio-Technology Class A	4,000	12,774
JiuGui Liquor Class A	1,500	35,946
Joincare Pharmaceutical Group Industry Class A	4,400	9,358
†Jointown Pharmaceutical Group Class A	15,100	41,890
Jonjee Hi-Tech Industrial And Commercial Holding Class A	3,631	37,006
†Joyoung Class A	1,800	8,836
JOYY	5,800	463,884
Juewei Food Class A	3,000	35,576
†Kaisa Group Holdings	255,000	126,103
†KE Holdings ADR	9,200	566,168
†Kingdee International Software Group	245,000	1,000,227
Kingfa Sci & Tech Class A	15,300	40,163
Kingsoft	83,000	536,657
†Kingsoft Cloud Holdings ADR	5,400	235,170
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Koolearn Technology Holding	23,500	$ 84,709
†Kuang-Chi Technologies Class A	13,000	44,293
Kunlun Energy	390,000	338,007
Kweichow Moutai Class A	5,900	1,803,032
KWG Group Holdings	126,000	172,151
Lakala Payment Class A	3,700	16,932
Laobaixing Pharmacy Chain Class A	3,600	34,567
Lenovo Group	712,000	673,118
Lens Technology Class A	21,400	100,097
Leo Group Class A	35,500	16,455
Lepu Medical Technology Beijing Class A	3,800	15,795
Leyard Optoelectronic Class A	14,800	14,404
Li Ning	212,500	1,462,245
Liaoning Cheng Da Class A	7,200	26,812
Lingyi iTech Guangdong Class A	27,800	51,059
Livzon Pharmaceutical Group Class A	1,900	11,785
Logan Group	136,000	222,792
Lomon Billions Group Class A	9,600	45,173
Longfor Group Holdings	181,000	1,058,755
LONGi Green Energy Technology Class A	18,600	262,613
Luenmei Quantum Class A	14,100	24,473
†Lufax Holding ADR	15,200	215,840
Luxshare Precision Industry Class A	33,187	285,219
†Luye Pharma Group	151,000	70,240
Luzhou Laojiao Class A	6,800	235,262
Maccura Biotechnology Class A	2,700	19,237
Mango Excellent Media Class A	10,400	115,415
Maxscend Microelectronics	700	61,136
†Meinian Onehealth Healthcare Holdings Class A	23,700	41,113
†Meituan Dianping Class B	359,000	13,514,000
Metallurgicalof China Class A	17,700	7,396
Minth Group	78,000	412,673
Momo ADR	15,100	210,796
Muyuan Foodstuff Class A	17,650	208,146
NanJi E-Commerce Class A	10,000	20,943
Nanjing King-Friend Biochemical Pharmaceutical Class A	3,370	18,104

LVIP SSGA Emerging Markets Equity Index Fund–12

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Nanjing Securities Class A	19,300	$ 36,197
†Nanyang Topsec Technologies Group Class A	4,000	12,858
NARI Technology Class A	22,620	92,068
NAURA Technology Group Class A	2,500	69,113
NavInfo Class A	4,400	9,615
NetEase ADR	41,700	3,993,609
New China Life Insurance Class A	11,300	100,207
New China Life Insurance Class H	81,800	319,080
New Hope Liuhe Class A	20,700	71,002
†New Oriental Education & Technology Group Sponsored ADR	15,100	2,805,731
Ninestar Class A	4,100	16,776
Ningbo Joyson Electronic Class A	10,900	42,360
Ningbo Tuopu Group Class A	7,900	46,571
†NIO ADR	128,100	6,243,594
†Noah Holdings Sponsored ADR	3,100	148,211
Northeast Securities Class A	6,700	10,061
Oceanwide Holdings Class A	26,600	13,343
Offcn Education Technology Class A	7,099	38,172
Offshore Oil Engineering Class A	154,500	106,218
OFILM Group Class A	12,900	26,006
Oppein Home Group Class A	1,400	28,819
Orient Securities Class A	23,700	42,154
Oriental Pearl Group Class A	3,681	5,037
Ovctek China Class A	2,050	25,702
†Pacific Securities Class A	35,200	21,960
†Pangang Group Vanadium Titanium & Resources Class A	50,731	16,852
People's Insurance Group of China Class H	915,000	290,396
People's InsuranceGroup of China Class A	22,800	22,909
Perfect World Class A	13,250	59,817
PetroChina Class A	88,000	55,864
PetroChina Class H	2,092,000	647,774
Pharmaron Beijing Class H	12,900	218,097
PICC Property & Casualty Class H	696,000	526,535
†Pinduoduo ADR	37,900	6,733,693
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Ping An Bank Class A	95,592	$ 282,869
†Ping An Healthcare and Technology	50,900	618,192
Ping An Insurance Group of China Class A	51,100	679,941
Ping An Insurance Group of China Class H	598,000	7,277,428
Poly Developments and Holdings Group Class A	58,700	141,809
Poly Property Development Class H	12,400	97,652
Postal Savings Bank of China Class A	73,200	53,531
Power Construction of China Class A	38,300	22,740
Proya Cosmetics Class A	700	19,081
Qianhe Condiment and Food Class A	4,300	24,597
Qingdao Rural Commercial	32,500	25,282
RiseSun Real Estate Development Class A	14,500	14,492
Rongsheng Petro Chemical Class A	30,400	128,570
SAIC Motor Class A	37,600	140,695
Sanan Optoelectronics Class A	21,900	90,537
Sangfor Technologies Class A	2,200	83,439
Sanquan Food Class A	4,900	19,466
Sany Heavy Industry Class A	40,900	219,225
SDIC Capital Class A	12,601	26,669
SDIC Power Holdings Class A	39,600	52,318
Sealand Securities Class A	20,000	17,927
†Seazen Group	216,000	180,430
Seazen Holdings Class A	11,200	59,616
†Semiconductor Manufacturing International	322,500	904,373
SF Holding Class A	16,600	223,984
Shaanxi Coal Industry Class A	38,200	54,621
Shandong Buchang Pharmaceuticals Class A	4,500	15,880
Shandong Gold Mining Class A	20,680	74,811
Shandong Gold Mining Class H	58,500	135,115
Shandong Hualu Hengsheng Chemical Class A	8,500	48,568
Shandong Linglong Tyre Class A	12,000	64,646

LVIP SSGA Emerging Markets Equity Index Fund–13

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shandong Nanshan Aluminum Class A	82,800	$ 40,054
Shandong Pharmaceutical Glass Class A	1,800	13,807
Shandong Sinocera Functional Material Class A	5,600	38,693
Shandong Sun Paper Industry Class A	11,900	26,299
Shandong Weigao Group Medical Polymer Class H	240,000	542,979
Shanghai Bairun Investment Holding Group Class A	2,500	39,924
Shanghai Baosight Software Class A	5,300	55,977
Shanghai Construction Group Class A	54,800	25,239
†Shanghai Electric Group Class A	31,600	26,121
Shanghai Electric Power Class A	21,469	23,385
Shanghai Fosun Pharmaceutical Group Class A	10,600	87,682
Shanghai Fosun Pharmaceutical Group Class H	49,000	234,221
Shanghai International Airport Class A	4,000	46,316
Shanghai International Port Group Class A	23,300	16,286
Shanghai Jahwa United Class A	1,400	7,441
Shanghai Jinjiang International Hotels Class A	4,500	35,502
Shanghai Lingang Holdings Class A	5,700	17,462
Shanghai Lujiazui Finance & Trade Zone Development Class B	114,420	89,521
Shanghai M&G Stationery Class A	4,500	61,004
Shanghai Pharmaceuticals Holding Class A	12,100	35,543
Shanghai Pharmaceuticals Holding Class H	85,500	150,422
Shanghai Pudong Development Bank Class A	145,300	215,141
Shanghai Putailai New Energy Technology Class A	2,400	41,313
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shanghai RAAS Blood Products Class A	21,600	$ 24,437
Shanghai Yuyuan Tourist Mart Group Class A	21,600	29,374
Shanghai Zhangjiang High-Tech Park Development Class A	8,900	23,215
Shanxi Lu'an Environmental Energy Development Class A	6,800	6,770
†Shanxi Meijin Energy Class A	16,300	16,687
Shanxi Securities Class A	11,250	15,399
Shanxi Taigang Stainless Steel Class A	55,800	30,832
Shanxi Xinghuacun Fen Wine Factory Class A	4,100	235,534
Shanxi Xishanal & Electricity Power Class A	10,670	9,215
Shenergy Class A	30,200	24,104
Shengyi Technology Class A	10,600	45,740
Shennan Circuits Class A	2,320	38,403
Shenwan Hongyuan Group Class A	96,500	77,939
Shenzhen Airport Class A	12,100	15,125
Shenzhen Capchem Technology Class A	2,400	37,255
Shenzhen Energy Group Class A	25,800	24,029
Shenzhen Goodix Technology Class A	2,100	50,025
Shenzhen Hepalink Pharmaceutical Group Class A	1,700	4,478
Shenzhen Inovance Technology Class A	8,300	118,533
Shenzhen Kaifa Technology Class A	8,200	23,876
Shenzhen Kangtai Biological Products Class A	3,100	82,696
Shenzhen Mindray Bio-Medical Electronics Class A	4,600	299,240
†Shenzhen MTC Class A	19,300	18,333
Shenzhen Overseas Chinese Town Class A	50,044	54,294
Shenzhen Salubris Pharmaceuticals Class A	2,700	11,687
Shenzhen SC New Energy Technology Class A	1,800	40,065
Shenzhen Sunway Communication Class A	2,800	15,387

LVIP SSGA Emerging Markets Equity Index Fund–14

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shenzhou International Group Holdings	83,400	$ 1,634,493
Shijiazhuang Yiling Pharmaceutical Class A	6,600	25,790
†Siasun Robot & Automation Class A	4,300	8,094
Sichuan Chuantou Energy Class A	27,900	42,898
Sichuan Kelun Pharmaceutical Class A	2,000	5,946
Sichuan Swellfun Class A	1,400	17,795
Silergy	7,000	602,432
†SINA	5,600	237,328
Sinolink Securities Class A	14,100	35,066
Sinoma Science & Technology Class A	10,300	38,189
Sinopec Shanghai Petrochemical Class A	20,100	10,580
Sinotrans Class A	26,300	17,727
Sinotruk Hong Kong	67,000	171,624
Skshu Paint Class A	1,700	39,389
†Smoore International Holdings	49,000	379,712
Songcheng Performance Development Class A	16,120	43,712
SooChow Securities Class A	20,680	31,206
Southwest Securities Class A	18,900	15,561
Spring Airlines Class A	5,700	48,451
STO Express Class A	7,200	11,105
Sunac China Holdings	255,000	942,599
Sungrow Power Supply Class A	7,300	80,832
Suning.com Class A	46,000	54,301
Sunny Optical Technology Group	71,000	1,551,242
Sunwoda Electronic Class A	6,700	31,511
Suofeiya Home Collection Class A	1,300	5,154
Suzhou Dongshan Precision Manufacturing Class A	7,600	30,229
Suzhou Gold Mantis Construction Decoration Class A	10,100	14,517
†TAL Education Group ADR	37,700	2,695,927
Tangshan Jidong Cement Class A	4,100	8,881
TBEA Class A	22,200	34,503
TCL Technology Group Class A	58,600	63,482
Tencent Holdings	573,500	41,265,487
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Tencent Music Entertainment Group ADR	37,700	$ 725,348
Tianfeng Securities Class A	28,100	26,232
Tianjin 712 Communication & Broadcasting Class A	3,500	22,327
Tianjin Zhonghuan Semiconductor Class A	17,800	69,480
Tianma Microelectronics Class A	8,200	18,506
Tianshui Huatian Technology Class A	15,000	31,273
Tingyi Cayman Islands Holding	194,000	331,839
Toly Bread Class A	3,000	27,109
†Tongcheng-Elong Holdings	78,000	151,175
†TongFu Microelectronics Class A	6,532	25,238
Tonghua Dongbao Pharmaceutical Class A	4,414	9,031
Tongkun Group Class A	7,300	23,021
Tongling Nonferrous Metals Group Class A	86,500	34,024
Tongwei Class A	22,000	129,385
†Topchoice Medical Class A	2,000	84,670
Topsports International Holdings	122,000	182,703
Transfar Zhilian Class A	17,900	12,912
TravelSky Technology Class H	92,000	222,264
†Trip.com Group ADR	46,900	1,581,937
Tsingtao Brewery Class A	3,700	56,309
Tsingtao Brewery Class H	44,000	460,983
Unigroup Guoxin Microelectronics Class A	3,400	69,549
Uni-President China Holdings	123,000	125,248
Unisplendour Class A	12,880	40,328
Universal Scientific Industrial Shanghai Class A	5,400	16,000
Venustech Group Class A	5,500	24,602
†Vipshop Holdings ADR	44,100	1,239,651
†Visionox Technology Class A	8,600	15,016
Walvax Biotechnology Class A	7,500	44,163
Wangfujing Group Class A	3,400	16,945
Wangsu Science & Technology Class A	14,300	15,093
Wanhua Chemical Group Class A	15,120	210,680
Want Want China Holdings	487,000	352,093
†Weibo Sponsored ADR	5,600	229,544

LVIP SSGA Emerging Markets Equity Index Fund–15

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Weichai Power Class A	25,800	$ 62,353
Weichai Power Class H	192,000	386,057
Weifu High-Technology Group Class A	15,100	53,602
Weihai Guangwei Composites Class A	3,300	44,978
Wens Foodstuffs Group Class A	26,120	72,887
Western Securities Class A	11,300	17,528
Will Semiconductor Class A	4,100	145,139
Wingtech Technology Class A	5,900	89,445
Winning Health Technology Group Class A	4,660	12,483
Wuchan Zhongda Group Class A	22,500	15,056
Wuhan Guide Infrared Class A	9,630	61,598
Wuhu Sanqi Interactive Entertainment Network Technology Group Class A	13,100	62,615
Wuliangye Yibin Class A	18,300	817,284
WUS Printed Circuit Kunshan Class A	7,600	21,875
WuXi AppTec Class A	10,360	213,326
WuXi AppTec Class H	27,280	535,157
†Wuxi Biologics Cayman	295,500	3,918,724
Wuxi Lead Intelligent Equipment Class A	4,100	52,704
Wuxi Taiji Industry Class A	14,700	21,255
XCMG Construction Machinery Class A	20,900	17,186
Xiamen C & D Class A	12,000	15,069
Xiamen Intretech Class A	1,200	11,810
Xiamen Tungsten Class A	14,400	37,174
†Xiaomi Class B	1,430,200	6,078,748
Xinhu Zhongbao Class A	33,200	15,741
Xinjiang Goldwind Science & Technology Class A	16,000	34,931
Xinjiang Goldwind Science & Technology Class H	72,400	145,892
Xinyi Solar Holdings	411,560	1,079,196
†XPeng ADR	13,000	556,790
Yadea Group Holdings	106,000	219,050
Yango Group Class A	25,000	24,922
Yantai Eddie Precision Machinery Class A	3,100	32,736
Yantai Jereh Oilfield Services Group Class A	12,200	65,424
Yanzhou Coal Mining Class A	14,100	21,752
Yanzhou Coal Mining Class H	146,000	117,010
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Yealink Network Technology Class A	2,050	$ 22,952
Yifan Pharmaceutical Class A	2,800	8,113
Yifeng Pharmacy Chain Class A	3,860	53,298
†Yihai International Holding	47,000	697,988
Yintai Gold Class A	22,680	29,914
Yonghui Superstores Class A	67,200	73,833
Yonyou Network Technology Class A	17,540	117,780
Youngor Group Class A	29,500	32,459
YTO Express Group Class A	5,000	8,799
†Yuan Longping High-tech Agriculture Class A	7,700	23,326
Yum China Holdings	39,900	2,277,891
Yunda Holding Class A	4,030	9,690
Yunnan Baiyao Group Class A	5,200	90,375
Yunnan Energy New Material Class A	3,700	80,299
†Zai Lab ADR	6,800	920,312
Zhangzhou Pientzehuang Pharmaceutical Class A	2,900	118,722
Zhaojin Mining Industry Class H	108,000	128,700
†Zhejiang Century Huatong Group Class A	48,340	52,612
†Zhejiang Chint Electrics Class A	9,800	58,739
Zhejiang Dahua Technology Class A	13,900	42,297
Zhejiang Dingli Machinery Class A	2,140	33,178
Zhejiang Expressway Class H	134,000	113,304
Zhejiang Huahai Pharmaceutical Class A	6,620	34,262
†Zhejiang Huayou Cobalt Class A	6,400	77,695
Zhejiang Juhua Class A	15,900	19,742
Zhejiang Longsheng Group Class A	14,900	31,063
Zhejiang NHU Class A	7,600	39,202
Zhejiang Sanhua Intelligent Controls Class A	17,440	65,768
Zhejiang Semir Garment Class A	17,700	27,159
†Zhejiang Supor Class A	1,400	16,716

LVIP SSGA Emerging Markets Equity Index Fund–16

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zhejiang Weixing New Building Materials Class A	12,100	$ 34,649
Zhejiang Wolwo Bio-Pharmaceutical Class A	1,700	19,932
Zhengzhou Yutong Bus Class A	8,400	21,758
Zhenro Properties Group	174,000	104,829
Zheshang Securities Class A	18,200	42,502
†ZhongAn Online P&C Insurance Class H	37,400	174,293
Zhongji Innolight Class A	700	5,451
Zhongjin Gold Class A	35,800	48,284
Zhongsheng Group Holdings	57,500	410,741
†Zhongtian Financial Group Class A	31,800	15,335
Zhuzhou CRRC Times Electric Class H	53,700	234,649
Zijin Mining Group Class A	104,500	148,752
Zijin Mining Group Class H	570,000	645,795
Zoomlion Heavy Industry Science and Technology Class A	27,200	41,235
Zoomlion Heavy Industry Science and Technology Class H	126,000	151,191
ZTE Class A	16,400	84,437
ZTE Class H	74,000	186,379
ZTO Express Cayman ADR	39,100	1,140,156
		273,726,314
Colombia–0.14%
Bancolombia	26,078	268,188
Ecopetrol	486,839	321,401
Grupo de Inversiones Suramericana	23,540	174,977
Interconexion Electrica	44,954	338,920
		1,103,486
Comoros–0.03%
Beijing E-Hualu Information Technology Class A	4,820	22,617
Beijing Kunlun Tech Class A	10,000	30,537
Guangzhou Shiyuan Electronic Technology Class A	3,300	58,098
SG Micro Class A	900	36,327
Thunder Software Technology Class A	2,700	48,366
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Comoros (continued)
Tianjin Chase Sun Pharmaceutical Class A	7,400	$ 5,198
Wuhu Token Science Class A	11,400	15,515
Zhejiang Jingsheng Mechanical & Electrical Class A	8,000	36,805
		253,463
Czech Republic–0.10%
CEZ	15,498	371,705
†Komercni banka	7,826	239,283
†Moneta Money Bank	52,002	164,756
		775,744
Egypt–0.11%
Commercial International Bank Egypt	158,975	600,445
Eastern	231,653	191,922
ElSewedy Electric	164,667	102,631
		894,998
Greece–0.10%
Hellenic Telecommunications Organization	23,016	370,111
JUMBO	10,234	176,486
OPAP	18,954	253,414
		800,011
Hong Kong–3.07%
†Alibaba Pictures Group	1,310,000	162,487
Bank of Communications Class H	884,000	467,601
BOC Aviation	18,000	155,799
Bosideng International Holdings	322,000	164,189
Brilliance China Automotive Holdings	300,000	273,860
China Cinda Asset Management Class H	766,000	145,344
China Communications Construction Class H	320,000	138,394
China Construction Bank Class H	9,593,000	7,235,797
China Gas Holdings	261,400	1,035,850
China Merchants Port Holdings	123,342	150,979
China Minsheng Banking Class H	600,500	342,314
China Mobile	614,500	3,502,926
China National Building Material Class H	384,000	462,217
China Railway Group Class H	352,000	155,340

LVIP SSGA Emerging Markets Equity Index Fund–17

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
China State Construction International Holdings	190,000	$ 108,479
China Telecom Class H	1,322,000	364,685
†China Traditional Chinese Medicine Holdings	234,000	115,842
†China Youzan	1,408,000	420,502
Dongfeng Motor Group Class H	268,000	313,166
Geely Automobile Holdings	587,000	2,009,948
Great Wall Motor Class H	308,000	1,059,701
Guangdong Investment	310,000	558,833
Guangzhou Automobile Group Class H	294,000	327,887
†Hutchison China MediTech ADR	6,800	217,736
Kingboard Holdings	65,500	276,358
Kingboard Laminates Holdings	105,000	171,561
Lee & Man Paper Manufacturing	116,000	95,185
Microport Scientific	72,000	388,671
†Nine Dragons Paper Holdings	158,000	224,604
Postal Savings Bank of China Class H	989,000	558,844
Shenzhen International Holdings	99,485	160,738
Shenzhen Investment	293,174	100,601
Shimao Group Holdings	124,000	394,978
Sino Biopharmaceutical	1,021,000	984,643
Sinopharm Group Class H	138,800	336,704
SSY Group	128,000	72,631
Sun Art Retail Group	256,000	260,449
Vinda International Holdings	43,000	117,588
Wharf Holdings	149,000	400,225
Yuexiu Property	672,000	135,212
		24,568,868
Hungary–0.22%
†MOL Hungarian Oil & Gas	44,188	325,781
†OTP Bank	23,183	1,044,732
Richter Gedeon	14,179	355,830
		1,726,343
India–9.05%
ACC	7,092	157,262
†Adani Green Energy	39,222	566,550
Adani Ports & Special Economic Zone	49,054	325,396
Ambuja Cements	68,306	232,946
Apollo Hospitals Enterprise	9,431	311,193
Asian Paints	38,486	1,457,785
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Aurobindo Pharma	28,505	$ 358,954
†Avenue Supermarts	16,609	629,251
†Axis Bank	226,005	1,923,738
Bajaj Auto	6,656	314,150
Bajaj Finance	26,709	1,939,214
Bajaj Finserv	3,841	468,963
Balkrishna Industries	10,127	228,578
†Bandhan Bank	72,068	397,771
Berger Paints India	25,117	261,591
Bharat Forge	25,764	185,500
Bharat Petroleum	64,276	335,668
Bharti Airtel	126,691	884,761
Bharti Infratel	34,480	108,792
†Biocon	41,112	261,759
Britannia Industries	10,629	521,207
Cipla	43,216	485,385
Coal India	116,340	216,261
Colgate-Palmolive India	9,920	212,788
Container Of India	30,524	166,916
Dabur India	45,194	330,766
Divi's Laboratories	13,169	692,587
DLF	59,260	188,995
Dr Reddy's Laboratories	11,444	814,783
Eicher Motors	13,330	462,421
GAIL India	154,384	261,074
†Godrej Consumer Products	37,608	381,447
Grasim Industries	28,740	365,230
Havells India	21,342	267,866
HCL Technologies	108,359	1,406,380
HDFC Asset Management	4,636	185,268
†HDFC Life Insurance	71,598	664,643
Hero MotoCorp	11,833	504,278
Hindalco Industries	156,851	518,185
Hindustan Petroleum	66,681	198,993
Hindustan Unilever	83,475	2,740,402
Housing Development Finance	169,916	5,953,166
†ICICI Bank	508,819	3,741,542
†ICICI Lombard General Insurance	20,706	431,646
†ICICI Prudential Life Insurance	35,796	244,606
Indian Oil	178,790	222,804
Indraprastha Gas	31,354	215,521
Info Edge India	7,163	467,259
Infosys	339,858	5,826,111
†InterGlobe Aviation	9,954	235,256
Ipca Laboratories	6,734	201,683
ITC	299,286	857,104
JSW Steel	85,341	453,584
Jubilant Foodworks	8,034	307,487
†Kotak Mahindra Bank	55,452	1,515,540
Larsen & Toubro	66,937	1,182,346
Larsen & Toubro Infotech	5,294	265,508

LVIP SSGA Emerging Markets Equity Index Fund–18

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Lupin	21,523	$ 288,009
Mahindra & Mahindra	80,441	795,498
Marico	42,321	233,403
Maruti Suzuki India	13,500	1,416,399
Motherson Sumi Systems	130,977	297,190
MRF	238	247,151
Muthoot Finance	11,297	187,259
Nestle India	3,317	835,970
NTPC	427,173	581,643
Oil & Natural Gas	237,313	302,764
Page Industries	565	213,764
Petronet LNG	72,408	245,537
PI Industries	8,511	255,922
Pidilite Industries	15,442	373,581
Piramal Enterprises	8,811	172,323
Power Grid of India	206,482	536,798
REC	84,283	154,636
Reliance Industries	284,418	7,738,705
†SBI Life Insurance	40,408	500,351
Shree Cement	1,028	338,078
Shriram Transport Finance	18,078	259,208
Siemens	7,243	156,446
†State Bank of India	177,057	667,635
Sun Pharmaceutical Industries	81,057	658,098
Tata Consultancy Services	93,329	3,664,576
Tata Consumer Products	59,406	480,752
†Tata Motors	166,737	420,676
Tata Steel	67,652	597,695
Tech Mahindra	62,428	834,381
Titan	36,059	774,635
Torrent Pharmaceuticals	4,790	183,801
Trent	16,499	155,628
UltraTech Cement	11,357	823,415
†United Spirits	25,913	205,363
UPL	48,911	312,731
Vedanta	184,184	408,016
Wipro	114,303	605,455
†Yes Bank	1,008,667	247,650
Zee Entertainment Enterprises	84,220	258,448
		72,486,450
Indonesia–1.28%
Ace Hardware Indonesia	592,900	72,466
Adaro Energy	1,302,200	132,708
Astra International	1,965,700	844,899
Bank Central Asia	974,900	2,350,025
Bank Mandiri Persero	1,831,100	826,282
Bank Negara Indonesia Persero	692,100	304,757
Bank Rakyat Indonesia Persero	5,490,200	1,632,254
†Barito Pacific	2,798,000	219,283
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Indonesia (continued)
Charoen Pokphand Indonesia	702,900	$ 326,894
†Gudang Garam	47,600	138,942
Indah Kiat Pulp & Paper	252,500	187,621
Indocement Tunggal Prakarsa	129,500	133,520
Indofood CBP Sukses Makmur	205,100	139,832
Indofood Sukses Makmur	406,500	198,268
Kalbe Farma	1,865,300	196,521
†Merdeka Copper Gold Tbk PT	981,800	169,936
Perusahaan Gas Negara	933,400	110,100
Sarana Menara Nusantara Tbk PT	2,182,800	149,231
Semen Indonesia Persero	281,200	248,908
Telekomunikasi Indonesia Persero	4,847,300	1,142,823
Unilever Indonesia	771,600	403,859
United Tractors	158,700	300,783
		10,229,912
Kuwait–0.45%
Agility Public WarehousingKSC	109,983	244,407
Boubyan Bank KSCP	104,543	195,202
Kuwait Finance House KSCP	416,314	926,511
Mobile TelecommunicationsKSCP	213,399	425,114
National Bank of Kuwait SAKP	641,882	1,772,455
		3,563,689
Luxembourg–0.03%
Reinet Investments	13,884	260,399
		260,399
Malaysia–1.53%
AMMB Holdings	175,000	159,040
Axiata Group	283,961	264,260
†CIMB Group Holdings	656,034	702,389
Dialog Group	509,100	437,146
DiGi.Com	332,300	342,235
Fraser & Neave Holdings	11,900	95,045
†Gamuda	166,445	161,332
Genting	208,200	231,252
Genting Malaysia	299,600	200,864
Genting Plantations	27,500	67,405
HAP Seng Consolidated	68,100	145,736
Hartalega Holdings	171,300	518,482
Hong Leong Bank	69,800	316,161
†Hong Leong Financial Group	26,600	119,685

LVIP SSGA Emerging Markets Equity Index Fund–19

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia (continued)
IHH Healthcare	238,600	$ 326,686
IOI	259,700	282,179
Kossan Rubber Industries	125,900	141,545
Kuala Lumpur Kepong	44,596	262,688
Malayan Banking	408,481	859,930
Malaysia Airports Holdings	105,200	155,119
Maxis	257,400	323,414
MISC	131,100	224,261
Nestle Malaysia	6,800	235,110
Petronas Chemicals Group	242,400	448,943
Petronas Dagangan	29,200	155,565
Petronas Gas	82,800	353,908
PPB Group	66,300	305,418
Press Metal Aluminium Holdings	146,300	305,651
†Public Bank	292,600	1,500,336
QL Resources	113,100	163,119
†RHB Bank	166,900	226,486
Sime Darby	281,300	161,911
Sime Darby Plantation	205,600	255,557
†Supermax	152,311	228,825
Telekom Malaysia	126,100	169,814
Tenaga Nasional	229,200	594,559
Top Glove	486,300	743,025
Westports Holdings	89,100	95,419
		12,280,500
Mexico–1.75%
Alfa Class A	309,500	222,721
America Movil	3,445,100	2,508,581
Arca Continental	42,800	204,671
Becle	56,100	141,240
†Cemex	1,521,200	786,610
Coca-Cola Femsa	48,915	225,285
†Controladora Nemak Sab	160,900	21,346
Fibra Uno Administracion	311,500	352,364
Fomento Economico Mexicano	193,200	1,465,347
Gruma Class B	23,445	279,427
†Grupo Aeroportuario del Pacifico Class B	38,300	427,277
†Grupo Aeroportuario del Sureste Class B	20,780	344,382
Grupo Bimbo Class A	165,700	359,303
†Grupo Carso	53,200	176,313
†Grupo Financiero Banorte Class O	261,700	1,442,016
†Grupo Financiero Inbursa Class O	241,900	243,365
Grupo Mexico	319,400	1,354,515
†Grupo Televisa	239,300	392,270
Industrias Penoles	14,460	245,826
†Infraestructura Energetica Nova	57,900	227,096
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Kimberly-Clark de Mexico Class A	178,800	$ 305,226
Megacable Holdings	28,800	104,435
Orbia Advance	108,100	254,177
Promotora y Operadora de Infraestructura	23,745	210,536
†Telesites SAB de CV	148,800	160,768
Wal-Mart de Mexico	547,600	1,538,272
		13,993,369
Peru–0.24%
Cia de Minas Buenaventura ADR	22,400	273,056
Credicorp	6,800	1,115,336
Southern Copper	8,600	560,032
		1,948,424
Philippines–0.77%
Aboitiz Equity Ventures	204,500	201,044
Aboitiz Power	170,200	94,234
Ayala	29,780	512,399
Ayala Land	820,200	698,895
Bank of the Philippine Islands	192,780	326,234
BDO Unibank	204,070	454,354
Globe Telecom	3,985	168,632
GT Capital Holdings	10,163	123,846
International Container Terminal Services	103,740	266,819
JG Summit Holdings	311,130	464,553
Jollibee Foods	48,180	196,015
Manila Electric	24,940	151,809
Megaworld	1,278,100	108,552
Metro Pacific Investments	1,492,900	133,266
Metropolitan Bank & Trust	195,494	199,726
PLDT	9,865	275,453
Puregold Price Club	135,600	115,894
SM Investments	25,505	557,427
SM Prime Holdings	1,028,600	824,768
Universal Robina	91,240	289,580
		6,163,500
Poland–0.65%
†Allegro.eu S.A.	24,287	550,662
†Bank Polska Kasa Opieki	17,677	290,353
†CD Projekt	6,874	506,891
Cyfrowy Polsat	25,258	205,937
†Dino Polska	5,078	393,817
†KGHM Polska Miedz	13,968	688,072
†LPP	128	284,955
†Orange Polska	63,090	111,838
†PGE Polska Grupa Energetyczna	80,973	141,510

LVIP SSGA Emerging Markets Equity Index Fund–20

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Poland (continued)
Polski Koncern Naftowy ORLEN	28,886	$ 447,195
Polskie Gornictwo Naftowe i Gazownictwo	171,070	255,441
†Powszechna Kasa Oszczednosci Bank Polski	85,862	662,803
†Powszechny Zaklad Ubezpieczen	60,318	524,029
†Santander Bank Polska	3,385	168,366
		5,231,869
Qatar–0.76%
Barwa Real Estate	231,396	216,577
Commercial Bank PQSC	243,247	294,454
Industries Qatar QSC	197,379	589,887
Masraf Al Rayan QSC	462,199	575,693
Mesaieed Petrochemical Holding	473,433	266,509
Ooredoo QPSC	95,929	198,108
Qatar Electricity & Water QSC	65,096	319,396
Qatar Fuel QSC	53,150	272,944
Qatar Gas Transport	275,844	240,959
Qatar International Islamic Bank QSC	97,900	243,393
Qatar Islamic Bank	133,824	629,551
Qatar National Bank QPSC	462,831	2,267,828
		6,115,299
Republic of Korea–12.41%
†Alteogen	1,817	301,091
Amorepacific	3,068	582,555
AMOREPACIFIC Group	2,212	111,921
BGF retail	906	113,178
†Celltrion	9,595	3,175,921
†Celltrion Healthcare	7,197	1,082,212
†Celltrion Pharm	1,619	356,181
Cheil Worldwide	6,361	120,853
CJ	1,587	134,725
CJ CheilJedang	826	290,108
CJ ENM	912	117,447
†CJ Logistics	1,097	167,330
†Coway	4,591	307,666
†Daewoo Shipbuilding & Marine Engineering	3,413	86,324
DB Insurance	5,153	207,670
Doosan Bobcat	4,779	130,851
†Doosan Heavy Industries & Construction Co., Ltd.	19,429	242,529
Douzone Bizon	2,004	192,004
E-MART	2,087	291,432
Fila Holdings	5,005	201,841
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
GS Engineering & Construction	5,323	$ 185,515
GS Holdings	4,766	164,900
GS Retail	3,259	103,480
Hana Financial Group	29,995	955,381
Hankook Tire & Technology	8,054	292,604
Hanmi Pharm	625	211,201
Hanon Systems	20,229	302,857
Hanwha	4,206	109,841
Hanwha Solutions	10,502	464,272
†HLB	4,595	391,860
Hotel Shilla	3,089	234,346
Hyundai Engineering & Construction	6,869	237,191
Hyundai Glovis	1,746	296,265
Hyundai Heavy Industries Holdings	873	228,258
Hyundai Marine & Fire Insurance	6,529	136,894
†Hyundai Mobis	6,774	1,594,369
†Hyundai Motor	15,022	2,662,694
Hyundai Steel	8,607	314,571
†Industrial Bank of Korea	26,467	215,828
†Kakao	5,773	2,071,471
Kangwon Land	10,980	237,911
†KB Financial Group	39,476	1,567,869
Kia Motors	26,250	1,512,440
†KMW	2,497	185,642
Korea Aerospace Industries	4,090	97,282
†Korea Electric Power	25,354	639,941
†Korea Gas	2,814	80,164
Korea Investment Holdings	4,118	300,072
†Korea Shipbuilding & Offshore Engineering	3,764	376,972
Korea Zinc	880	325,881
†Korean Air Lines	9,179	230,390
†KT&G	12,091	925,755
Kumho Petrochemical	1,840	246,176
LG	9,587	773,602
LG Chem	4,598	3,496,394
†LG Display	23,202	396,594
†LG Electronics	10,476	1,304,488
LG Household & Health Care	928	1,385,062
LG Innotek	1,414	238,175
LG Uplus	21,348	231,163
†Lotte	2,780	90,436
Lotte Chemical	1,713	436,168
Lotte Shopping	661	62,514
Meritz Securities	23,826	80,555
Mirae Asset Daewoo	28,288	246,317

LVIP SSGA Emerging Markets Equity Index Fund–21

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
NAVER	12,349	$ 3,328,908
NCSoft	1,678	1,440,649
†Netmarble	2,229	270,227
NH Investment Securities	9,325	97,176
Orion	2,346	267,919
Ottogi	145	77,106
†Pan Ocean	23,938	110,785
†Pearl Abyss	700	167,850
POSCO	7,413	1,852,356
†POSCO Chemtech	2,202	211,435
S-1	1,609	125,986
†Samsung Biologics	1,651	1,257,018
Samsung C&T	8,472	1,078,436
Samsung Card	1,702	50,936
Samsung Electro-Mechanics	5,598	919,322
Samsung Electronics	476,029	35,547,688
†Samsung Engineering	14,238	174,082
Samsung Fire & Marine Insurance	3,113	537,763
†Samsung Heavy Industries	46,248	300,401
Samsung Life Insurance	7,069	515,836
†Samsung SDI	5,502	3,188,670
Samsung SDS	3,466	570,482
Samsung Securities	5,863	218,745
Seegene	1,841	327,636
†Shin Poong Pharmaceutical	2,911	332,340
†Shinhan Financial Group	43,866	1,301,638
Shinsegae	575	127,003
†SK Biopharmaceuticals	1,534	239,133
†SK Chemicals	771	279,435
SK Holdings	3,521	781,167
†SK Hynix	54,461	5,948,691
†SK Innovation	5,529	969,789
SK Telecom	4,037	887,193
†S-Oil	4,450	283,714
†Woori Financial Group	54,364	487,763
Yuhan	4,735	327,867
		99,458,745
Romania–0.04%
†NEPI Rockcastle	47,088	299,607
		299,607
Russia–2.85%
†Alrosa PJSC	298,673	397,160
Gazprom PJSC	812,870	2,338,040
Gazprom PJSC ADR	184,240	1,028,637
†Inter RAO UES PJSC	3,556,000	255,474
LUKOIL PJSC	41,880	2,926,935
LUKOIL PJSC ADR	1,186	80,663
Magnit PJSC	8,409	644,609
MMC Norilsk Nickel PJSC	6,159	1,973,645
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Russia (continued)
Mobile TeleSystems ADR	49,700	$ 444,815
†Moscow Exchange	132,900	286,787
Novatek PJSC GDR	9,107	1,483,053
†Novolipetsk Steel PJSC	116,630	329,735
PhosAgro PJSC	15,679	213,821
Polymetal International	24,459	563,051
†Polyus PJSC	3,487	717,948
Polyus PJSC GDR	2	202
Rosneft Oil	121,160	713,070
Sberbank of Russia PJSC	1,050,250	3,850,401
Severstal PAO	21,765	387,169
Surgutneftegas PJSC	742,600	362,833
Tatneft PJSC	147,175	1,019,430
VTB Bank PJSC	429,160,000	218,872
X5 Retail Group GDR	13,300	480,251
†Yandex Class A	30,446	2,118,433
		22,835,034
Saudi Arabia–2.54%
Abdullah Al Othaim Markets	5,713	187,002
Advanced Petrochemical	12,450	222,345
Al Rajhi Bank	126,440	2,480,537
†Alinma Bank	113,723	490,468
AlmaraiJSC	25,837	378,092
Arab National Bank	65,288	349,795
Bank AlBilad	41,643	314,687
Bank Al-Jazira	60,733	221,136
Banque Saudi Fransi	61,039	514,136
†Bupa Arabia for Cooperative Insurance	6,877	224,003
†Co for Cooperative Insurance	7,412	157,463
†Dar Al Arkan Real Estate Development	63,972	147,670
Dr Sulaiman Al Habib Medical Services Group	7,062	205,181
†Emaar Economic City	46,399	113,907
†Etihad Etisalat	43,193	329,854
Jarir Marketing	6,373	294,562
†Mobile TelecommunicationsSaudi Arabia	47,735	173,045
†National Commercial Bank	149,472	1,727,159
†National Industrialization	46,983	171,321
†Rabigh Refining & Petrochemical	26,052	95,969
Riyad Bank	141,540	762,104
Sahara International Petrochemical	43,093	198,947
Samba Financial Group	100,185	815,826
Saudi Airlines Catering	5,316	109,250
Saudi Arabian Fertilizer	21,732	466,894
†Saudi Arabian Mining	45,437	490,510

LVIP SSGA Emerging Markets Equity Index Fund–22

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Saudi Arabia (continued)
Saudi Arabian Oil	221,347	$ 2,065,024
Saudi Basic Industries	91,394	2,470,240
Saudi British Bank	74,318	489,695
Saudi Cement	8,362	137,078
Saudi Electricity	86,059	488,607
Saudi Industrial Investment Group	24,772	180,924
†Saudi Kayan Petrochemical	83,382	317,828
Saudi Telecom	61,337	1,733,053
Savola Group	27,870	315,725
Yanbu National Petrochemical	27,496	468,332
		20,308,369
South Africa–3.28%
†Absa Group	70,129	573,314
African Rainbow Minerals	10,899	194,223
Anglo American Platinum	5,297	521,234
AngloGold Ashanti	41,553	957,733
†Aspen Pharmacare Holdings	36,570	312,697
†Bid	33,466	601,400
†Bidvest Group	27,799	297,653
†Capitec Bank Holdings	6,813	666,279
Clicks Group	24,913	428,361
†Discovery	38,407	401,517
Exxaro Resources	22,999	217,391
†FirstRand	467,970	1,630,599
Gold Fields	88,301	819,706
Growthpoint Properties	310,292	265,807
†Harmony Gold Mining	53,912	257,681
Impala Platinum Holdings	79,248	1,090,778
Kumba Iron Ore	6,257	265,187
Mr Price Group	23,619	274,101
†MTN Group	167,604	691,731
MultiChoice Group	42,791	390,611
Naspers Class N	43,312	8,869,197
†Nedbank Group	36,241	320,045
†Northam Platinum	35,248	504,229
†Old Mutual	461,710	374,702
†Rand Merchant Investment Holdings	70,938	154,717
Remgro	45,348	297,892
Sanlam	173,568	692,773
†Sasol	55,649	506,135
Shoprite Holdings	50,710	483,117
Sibanye Stillwater	226,348	912,254
SPAR Group	19,912	256,402
†Standard Bank Group	127,129	1,101,058
Tiger Brands	14,601	206,848
Vodacom Group	62,984	533,146
†Woolworths Holdings	83,484	224,782
		26,295,300
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan–12.51%
Accton Technology	48,000	$ 541,185
†Acer	282,000	237,938
Advantech	36,595	456,829
Airtac International Group	12,000	385,687
ASE Technology Holding	323,000	936,966
Asia Cement	204,000	314,194
ASMedia Technology	3,000	168,078
Asustek Computer	69,000	616,218
†AU Optronics	861,000	430,797
Catcher Technology	65,000	477,945
Cathay Financial Holding	802,563	1,208,483
Chailease Holding	123,229	737,589
Chang Hwa Commercial Bank	563,193	359,959
Cheng Shin Rubber Industry	213,000	334,429
Chicony Electronics	55,000	169,027
China Development Financial Holding	1,369,000	453,325
China Life Insurance	310,020	245,373
China Steel	1,204,000	1,061,419
Chunghwa Telecom	383,000	1,485,791
Compal Electronics	376,000	277,476
CTBC Financial Holding	1,789,000	1,255,648
Delta Electronics	193,000	1,809,942
E.Sun Financial Holding	1,168,688	1,063,716
Eclat Textile	20,000	301,242
†Evergreen Marine Taiwan	232,466	337,532
Far Eastern New Century	296,000	305,498
Far EasTone Telecommunications	170,000	370,619
Feng TAY Enterprise	41,280	293,650
First Financial Holding	1,091,522	830,613
Formosa Chemicals & Fibre	351,000	1,059,091
Formosa Petrochemical	110,000	391,226
Formosa Plastics	382,000	1,312,067
Foxconn Technology	73,000	139,064
Fubon Financial Holding	676,000	1,125,779
Giant Manufacturing	36,000	352,753
Globalwafers	21,000	530,498
†Highwealth Construction	92,400	150,861
Hiwin Technologies	25,290	347,194
Hon Hai Precision Industry	1,236,000	4,052,774
Hotai Motor	30,000	688,451
Hua Nan Financial Holdings	879,973	572,040
†Innolux	812,000	408,658
Inventec	223,000	190,753
Largan Precision	10,000	1,139,620
Lite-On Technology	200,000	354,846
MediaTek	151,000	4,026,758
Mega Financial Holding	1,117,000	1,185,568
Micro-Star International	66,000	311,968

LVIP SSGA Emerging Markets Equity Index Fund–23

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Nan Ya Plastics	519,000	$ 1,329,626
Nanya Technology	121,000	375,136
Nien Made Enterprise	15,000	174,412
Novatek Microelectronics	58,000	763,180
†Oneness Biotech	20,000	171,802
Pegatron	185,000	444,144
Phison Electronics	15,000	177,960
Pou Chen	253,000	283,033
Powertech Technology	73,000	247,284
President Chain Store	61,000	578,895
Quanta Computer	288,000	831,001
Realtek Semiconductor	49,000	682,640
Ruentex Development	87,500	127,449
Shanghai Commercial & Savings Bank	346,449	507,501
Shin Kong Financial Holding	1,133,455	356,454
SinoPac Financial Holdings	1,061,000	432,798
Standard Foods	32,000	69,849
Synnex Technology International	132,000	221,165
Taishin Financial Holding	1,061,720	501,468
Taiwan Business Bank	633,327	219,617
Taiwan Cement	478,246	736,304
Taiwan Cooperative Financial Holding	990,662	718,309
Taiwan High Speed Rail	196,000	221,509
Taiwan Mobile	171,000	601,905
Taiwan Semiconductor Manufacturing	2,456,000	46,461,285
Unimicron Technology Corp.	120,000	374,900
Uni-President Enterprises	475,000	1,142,458
United Microelectronics	1,163,000	1,955,889
Vanguard International Semiconductor	93,000	384,792
Walsin Technology	31,000	255,077
Win Semiconductors	34,000	419,675
Winbond Electronics	297,000	308,069
Wistron	272,000	300,956
Wiwynn	8,000	200,882
WPG Holdings	160,000	244,623
Yageo	37,000	684,861
Yuanta Financial Holding	963,000	705,484
Zhen Ding Technology Holding	57,000	231,953
		100,251,482
Thailand–1.78%
Advanced Info Service NVDR	121,257	712,721
Airports of Thailand NVDR	424,954	881,832
Asset World	818,100	124,517
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
B Grimm Power NVDR	82,856	$ 133,883
†Bangkok Bank NVDR	58,974	233,189
Bangkok Commercial Asset Management	179,100	130,918
†Bangkok Dusit Medical Services NVDR	972,185	673,345
Bangkok Expressway & Metro	741,722	205,289
Berli Jucker NVDR	141,003	163,336
BTS Group Holdings NVDR	902,529	280,220
Bumrungrad Hospital NVDR	46,585	186,482
Central Pattana NVDR	223,503	355,859
†Central Retail	149,561	153,505
†Central Retail NVDR	6,515	6,695
Charoen Pokphand Foods NVDR	391,339	349,394
†CP ALL NVDR	603,783	1,173,434
Delta Electronics Thailand PCL	31,800	515,848
Electricity Generating NVDR	28,901	185,506
Energy Absolute NVDR	150,747	246,635
Global Power Synergy NVDR	70,532	173,200
Gulf Energy Development NVDR	238,475	272,211
Home Product Center NVDR	600,023	273,335
Indorama Ventures NVDR	166,941	206,119
Intouch Holdings NVDR	234,069	439,217
†Kasikornbank	45,400	172,789
†Kasikornbank NVDR	138,067	520,594
Krung Thai Bank NVDR	367,577	136,079
Land & Houses NVDR	834,349	221,543
†Minor International NVDR	307,317	263,773
†Muangthai Capital NVDR	65,492	128,624
Osotspa NVDR	61,618	72,996
PTT NVDR	1,139,676	1,618,014
PTT Exploration & Production NVDR	136,575	447,890
†PTT Global Chemical NVDR	225,762	440,998
Ratch Group NVDR	85,701	151,354
Siam Cement NVDR	78,263	987,286
Siam Commercial Bank NVDR	86,055	251,131
Sri Trang Gloves Thailand PCL	39,900	101,215
Srisawad NVDR	68,133	149,230
†Thai Oil NVDR	109,905	190,595
Thai Union Group NVDR	312,295	141,872
Total Access Communication NVDR	73,430	81,429

LVIP SSGA Emerging Markets Equity Index Fund–24

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
True NVDR	1,254,610	$ 144,002
		14,298,104
Turkey–0.38%
†Akbank	326,773	303,082
Aselsan Elektronik Sanayi Ve Ticaret	54,785	134,512
BIM Birlesik Magazalar	48,419	489,734
Eregli Demir ve Celik Fabrikalari	148,525	298,070
Ford Otomotiv Sanayi	6,952	117,959
Haci Omer Sabanci Holding	96,012	147,887
KOC Holding	80,480	228,397
†Tupras Turkiye Petrol Rafinerileri	12,710	184,481
†Turk Hava Yollari	62,667	108,879
Turkcell Iletisim Hizmetleri	129,982	280,796
†Turkiye Garanti Bankasi	237,620	331,362
†Turkiye Is Bankasi Class C	169,949	159,861
Turkiye Sise ve Cam Fabrikalari	149,935	147,529
†Yapi ve Kredi Bankasi	328,544	136,138
		3,068,687
United Arab Emirates–0.62%
Abu Dhabi Commercial Bank PJSC	317,441	537,257
Abu Dhabi Islamic Bank PJSC	224,684	288,249
Aldar Properties PJSC	426,778	366,757
Dubai Islamic Bank PJSC	285,800	360,010
†Emaar Malls PJSC	335,245	167,515
†Emaar Properties PJSC	424,660	409,418
Emirates NBD Bank PJSC	278,589	783,834
Emirates Telecommunications Group PJSC	214,645	988,728
First Abu Dhabi Bank PJSC	306,368	1,080,345
		4,982,113
Total Common Stock (Cost $546,725,457)		762,425,505
PREFERRED STOCKS–2.28%
Brazil–1.29%
Banco Bradesco 5.83%	445,540	2,343,370
Centrais Eletricas Brasileiras	23,100	165,767
Cia Energetica de Minas Gerais	94,490	266,422
Gerdau	112,500	530,823
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Brazil (continued)
Itau Unibanco Holding 5.07%	486,000	$ 2,974,367
Itausa	443,700	1,006,899
Lojas Americanas	86,193	436,290
Petroleo Brasileiro	475,400	2,580,880
		10,304,818
Chile–0.08%
Embotelladora Andina	25,064	64,521
Sociedad Quimica y Minera de Chile	11,471	558,744
		623,265
Colombia–0.06%
Bancolombia	46,506	479,840
		479,840
Republic of Korea–0.80%
Hyundai Motor	5,717	470,602
LG Chem	747	262,970
LG Household & Health Care	170	112,457
Samsung Electronics	81,985	5,561,611
		6,407,640
Russia–0.05%
Surgutneftegas PJSC	720,400	407,566
		407,566
Total Preferred Stocks (Cost $16,784,564)		18,223,129
RIGHTS–0.00%
Hong Kong–0.00%
=†Legend Holdings expiration date 5/23/19	3,761	0
		0
Republic of Korea–0.00%
†POSCO Chemical	524	14,688
		14,688
Total Rights (Cost $0)		14,688
WARRANTS–0.00%
Thailand–0.00%
†BTS Group Holdings exp 2/16/21 exercise price THB 0.0000	85,033	28
†Minor International exp 9/30/21 exercise price THB 43.0000	13,560	173

LVIP SSGA Emerging Markets Equity Index Fund–25

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
WARRANTS (continued)
Thailand (continued)
†Srisawad exp exercise price THB 0.0000	3,180	$ 1,085
Total Warrants (Cost $0)		1,286

MONEY MARKET FUND–0.83%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	6,646,077	6,646,077
Total Money Market Fund (Cost $6,646,078)		6,646,077
TOTAL INVESTMENTS–98.27% (Cost $570,156,099)	$787,310,685
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.73%	13,886,438
NET ASSETS APPLICABLE TO 60,494,787 SHARES OUTSTANDING–100.00%	$801,197,123
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND STANDARD CLASS ($792,365,997 / 59,826,534 Shares)	$13.244
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND SERVICE CLASS ($8,831,126 / 668,253 Shares)	$13.215
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$620,692,845
Distributable earnings/(accumulated loss)	180,504,278
TOTAL NET ASSETS	$801,197,123

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
★ Includes $1,092,330 cash collateral held at broker for futures contracts, $27,866 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $130,531 payable for fund shares redeemed, $231,068 other accrued expenses payable, $287,517 due to manager and affiliates, $24,086 variation margin due to broker on futures contracts and $1,622,791 foreign capital gain taxes payable as of December 31, 2020.

The following futures contracts and swap contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
229	E-mini MSCI Emerging Markets Index	$14,749,890	$14,277,660	3/19/21	$472,230	$—
LVIP SSGA Emerging Markets Equity Index Fund–26

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Swap Contract1
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
HSBC- Receive amounts based on MSCI China A Index and pay variable quarterly payments based on LIBOR03M4	7,351,352	1.00%	10/15/21	$963,405	$963,405	$—
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] The MSCI China A Index captures large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The index is designed for international investors and is calculated using China A Stock Connect listings based on the offshore RMB exchange rate (CNH).

Summary of Abbreviations:
ADR–American Depositary Receipt
CMPC–Coût Moyen Pondéré du Capital
COPEC–Compañia de Petroleos de Chile
GDR–Global Depository Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
PQSC–Private Qatar Share Holding Company
QSC–Qatari Shareholding Company
THB–Thailand Baht
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–27

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 18,346,349
Foreign taxes withheld	(2,116,878)
16,229,471
EXPENSES:
Management fees	2,465,278
Custodian fees	755,004
Index fees	297,475
Shareholder servicing fees	210,274
Accounting and administration expenses	157,177
Professional fees	103,768
Pricing fees	44,232
Trustees’ fees and expenses	17,811
Distribution fees-Service Class	13,780
Reports and statements to shareholders	7,648
Consulting fees	3,011
Other	49,890
4,125,348
Less:
Expenses reimbursed	(522,964)
Plus:
Recoupment of prior expenses reduced by the Advisor	36,805
Total operating expenses	3,639,189
NET INVESTMENT INCOME	12,590,282
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	(32,374,156)
Foreign currencies	(193,669)
Futures contracts	1,346,432
Swap contracts	2,211,972
Net realized loss	(29,009,421)
Net change in unrealized appreciation (depreciation) of:
Investments**	128,903,039
Foreign currencies	76,222
Futures contracts	(1,446,965)
Swap contracts	442,576
Net change in unrealized appreciation (depreciation)	127,974,872
NET REALIZED AND UNREALIZED GAIN	98,965,451
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,555,733

*	Includes $80,804 foreign capital gains taxes paid.
**	Includes $936,215 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,590,282	$ 16,291,121
Net realized loss	(29,009,421)	(561,175)
Net change in unrealized appreciation (depreciation)	127,974,872	83,894,122
Net increase in net assets resulting from operations	111,555,733	99,624,068
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(15,163,110)	(19,721,236)
Service Class	(143,990)	(93,167)
	(15,307,100)	(19,814,403)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	196,707,442	342,490,956
Service Class	5,558,307	4,943,614
Reinvestment of dividends and distributions:
Standard Class	15,163,110	19,721,236
Service Class	143,990	93,167
	217,572,849	367,248,973
Cost of shares redeemed:
Standard Class	(271,672,834)	(315,676,272)
Service Class	(1,964,480)	(1,519,901)
	(273,637,314)	(317,196,173)
Increase (decrease) in net assets derived from capital share transactions	(56,064,465)	50,052,800
NET INCREASE IN NET ASSETS	40,184,168	129,862,465
NET ASSETS:
Beginning of year	761,012,955	631,150,490
End of year	$ 801,197,123	$ 761,012,955
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–28

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Standard Class
	Year Ended		11/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 11.537	$ 10.074	$ 10.000
Income from investment operations:
Net investment income[2]	0.189	0.287	0.028
Net realized and unrealized gain	1.776	1.491	0.057
Total from investment operations	1.965	1.778	0.085
Less dividends and distributions from:
Net investment income	(0.214)	(0.268)	(0.003)
Net realized gain	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.258)	(0.315)	(0.011)
Net asset value, end of period	$ 13.244	$ 11.537	$ 10.074
Total return[3]	17.20%	17.75%	0.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$792,366	$757,110	$630,939
Ratio of expenses to average net assets	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped[4]	0.57%	0.51%	0.51%
Ratio of net investment income to average net assets	1.74%	2.63%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped[4]	1.67%	2.62%	1.61%
Portfolio turnover	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the year ended December 31, 2020, which increased the ratio of expenses to average net assets and decreased ratio of net investment income to average net assets by 0.07%.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–29

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Service Class
	Year Ended		11/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 11.521	$ 10.072	$ 10.000
Income from investment operations:
Net investment income[2]	0.164	0.259	0.020
Net realized and unrealized gain	1.767	1.488	0.061
Total from investment operations	1.931	1.747	0.081
Less dividends and distributions from:
Net investment income	(0.193)	(0.251)	(0.001)
Net realized gain	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.237)	(0.298)	(0.009)
Net asset value, end of period	$ 13.215	$ 11.521	$ 10.072
Total return[3]	16.91%	17.46%	0.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 8,831	$ 3,903	$ 211
Ratio of expenses to average net assets	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped[4]	0.82%	0.76%	0.76%
Ratio of net investment income to average net assets	1.49%	2.38%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped[4]	1.42%	2.37%	1.36%
Portfolio turnover	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the year ended December 31, 2020, which increased the ratio of expenses to average net assets and decreased ratio of net investment income to average net assets by 0.07%.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–30

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Total return swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020, and for all open tax years (years ended December 31, 2018- December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Emerging Markets Equity Index Fund–31

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.34% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.50% of the average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has recouped $36,805 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 610	$ 522,964	$ 523,574
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$44,666
Legal	7,906
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2020, there were no fees paid by the Funds for these services.
LVIP SSGA Emerging Markets Equity Index Fund–32

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 27,866
Management fees payable to LIAC	224,779
Distribution fees payable to LFD	1,788
Printing and mailing fees payable to Lincoln Life	41,778
Shareholder servicing fees payable to Lincoln Life	19,172
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$249,245,602
Sales	287,947,986
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$590,013,172
Aggregate unrealized appreciation of investments and derivatives	$222,902,702
Aggregate unrealized depreciation of investments and derivatives	(25,516,462)
Net unrealized appreciation of investments and derivatives	$197,386,240
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP SSGA Emerging Markets Equity Index Fund–33

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 971,870	$ —	$ —	$ 971,870
Brazil	—	30,270,382	—	30,270,382
Chile	799,368	2,463,806	—	3,263,174
China	97,430,665	176,295,649	—	273,726,314
Colombia	—	1,103,486	—	1,103,486
Comoros	—	253,463	—	253,463
Czech Republic	—	775,744	—	775,744
Egypt	—	894,998	—	894,998
Greece	—	800,011	—	800,011
Hong Kong	217,736	24,351,132	—	24,568,868
Hungary	—	1,726,343	—	1,726,343
India	—	72,486,450	—	72,486,450
Indonesia	—	10,229,912	—	10,229,912
Kuwait	3,563,689	—	—	3,563,689
Luxembourg	260,399	—	—	260,399
Malaysia	—	12,280,500	—	12,280,500
Mexico	13,993,369	—	—	13,993,369
Peru	1,948,424	—	—	1,948,424
Philippines	—	6,163,500	—	6,163,500
Poland	550,662	4,681,207	—	5,231,869
Qatar	—	6,115,299	—	6,115,299
Republic of Korea	—	99,458,745	—	99,458,745
Romania	299,607	—	—	299,607
Russia	18,332,722	4,502,312	—	22,835,034
Saudi Arabia	20,308,369	—	—	20,308,369
South Africa	2,288,767	24,006,533	—	26,295,300
Taiwan	—	100,251,482	—	100,251,482
Thailand	1,026,003	13,272,101	—	14,298,104
Turkey	270,650	2,798,037	—	3,068,687
United Arab Emirates	—	4,982,113	—	4,982,113
Preferred Stocks
Brazil	—	10,304,818	—	10,304,818
Chile	64,521	558,744	—	623,265
Colombia	—	479,840	—	479,840
Republic of Korea	—	6,407,640	—	6,407,640
Russia	407,566	—	—	407,566
Rights	14,688	—	—*	14,688
Warrants	—	1,286	—	1,286
Money Market Fund	6,646,077	—	—	6,646,077
Total Investments	$169,395,152	$617,915,533	$ —	$787,310,685
Derivatives:

Assets:
Futures Contract	$472,230	$ —	$—	$472,230
Swap Contract	$ —	$963,405	$—	$963,405

LVIP SSGA Emerging Markets Equity Index Fund–34

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on future contracts, passive foreign investment company ("PFIC"), adjustment related to securities no longer PFICs, and adjustments related to swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2020 and the period ended December 31, 2019 was as follows:
	Year Ended	Year Ended
	12/31/20	12/31/19
Ordinary income	$14,880,835	$19,814,403
Long-term capital gains	426,265	—
Total	$15,307,100	$19,814,403
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 6,091,961
Capital loss carryforward	(21,436,857)
Other temporary differences	(1)
Net unrealized appreciation	195,849,175
Distributable earnings/(accumulated loss)	$180,504,278
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$21,436,857	$21,436,857
LVIP SSGA Emerging Markets Equity Index Fund–35

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	17,714,065	30,932,234
Service Class	497,913	452,507
Shares reinvested:
Standard Class	1,220,264	1,775,026
Service Class	11,595	8,399
	19,443,837	33,168,166
Shares redeemed:
Standard Class	(24,734,839)	(29,708,135)
Service Class	(180,019)	(143,138)
	(24,914,858)	(29,851,273)
Net increase	(5,471,021)	3,316,893
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Swap Contracts–The Fund enters into total return swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2020, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
LVIP SSGA Emerging Markets Equity Index Fund–36

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$ 472,230	Receivables and other assets net of liabilities	$—
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	963,405	Receivables and other assets net of liabilities	—
Total		$1,435,635		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,346,432	$(1,446,965)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	2,211,972	442,576
Total		$3,558,404	$(1,004,389)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,739,584	$—
Total return swap contracts (average notional value)	6,422,379	6,318,849
At December 31, 2020, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Hong Kong Shanghai Bank	$590,000
Total	$590,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
LVIP SSGA Emerging Markets Equity Index Fund–37

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Hong Kong Shanghai Bank	$963,405	$—	$963,405
Total	$963,405	$—	$963,405

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Hong Kong Shanghai Bank	963,405	—	(590,000)	—	—	373,405
Total	963,405	—	(590,000)	—	—	373,405

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA Emerging Markets Equity Index Fund–38

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–39

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Emerging Markets Equity Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Emerging Markets Equity Index Fund–40

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group and that the peer group contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Emerging Markets Equity Index Fund–41

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund commenced operations in November 2018 and that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Emerging Markets Equity Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in November 2018, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Emerging Markets Equity Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Emerging Markets Equity Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Emerging Markets Equity Index Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Emerging Markets Equity Index Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Emerging Markets Equity Index Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Emerging Markets Equity Index Fund–47

LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small-Mid Cap 200 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (4.10%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 7.82%.
Value exhibited negative performance and Size exhibited positive performance globally in 2020. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Value’s negativity may have stolen the spotlight in 2020, but size quietly staged a turnaround after a tough first quarter. After first quarter 2020, small caps were able to slowly work their way back to positive or near-positive territory with a final push across all regions in December. Size ended 2020 positive in Developed Markets.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted approximately 2bps from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Fortescue Metals Group, First Chrysler Automobiles N.V., Actividades de Construccion y Servicios SA. The top negative contributors to the Fund’s performance during the period were Stockland, Power Corporation of Canada, and easyJet plc (no longer held in the Fund).
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Keith Richardson
Juan Acevedo
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,761 for the Standard Class shares and to $14,397 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,095. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	- 4.10%
Five Years	+ 4.93%
Ten Years	+ 3.97%
Service Class Shares
One Year	- 4.34%
Five Years	+ 4.67%
Ten Years	+ 3.71%
1. The MSCI EAFE® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–1

LVIP SSGA Emerging Markets 100 Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 2.65% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 18.31%.
Value and Size factors exhibited negative performance in 2020 within Emerging Markets. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. The Value and Size factors were negative throughout most of the year. However, rotation in Value and Size factors occurred in November, which brought positive returns for the factors but not enough to reverse the negative course prior to November for the 2020 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures helped the Fund track by approximately 3bps relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Great Wall Motor Co., Grupo Mexico S.A.B., and Hyundai Motor Company. The top negative contributors to the Fund’s performance during the period were Cogna Educacao S.A., Redefine Properties, and Woolworths Holdings Limited (no longer held in the Fund).
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Amy Cheng
Thomas Coleman
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets 100 Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,336 for the Standard Class shares and to $10,080 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,280. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 2.65%
Five Years	+ 6.73%
Ten Years	+ 0.33%
Service Class Shares
One Year	+ 2.40%
Five Years	+ 6.46%
Ten Years	+ 0.08%
1. The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–2

LVIP SSGA Large Cap 100 Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 2.98% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%.
The Value factor exhibited negative performance domestically in 2020. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Following a poor first quarter, Size had a mixed year but ended up marginally positive for 2020. The Value factor was negative throughout most of the year. However, a sharp Value/Momentum rotation occurred in the fourth quarter of 2020, which brought positive returns for the factor but not enough to reverse the negative course prior to September for the 2020 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted benchmark.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted approximately 1bps from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Lennar Corporation, Synchrony Financial, and PulteGroup Inc. The top negative contributors to the Fund’s performance during the period were Capital One Financial Corporation, Marathon Oil Corporation, and Weyerhaeuser Company (no longer held in the Fund).
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
John Law
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap 100 Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,191 for the Standard Class shares and to $28,472 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $36,701. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 2.98%
Five Years	+ 10.96%
Ten Years	+ 11.31%
Service Class Shares
One Year	+ 2.72%
Five Years	+ 10.68%
Ten Years	+ 11.03%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Funds–3

LVIP SSGA Small-Mid Cap 200 Fund
2020 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 5.98% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 2000® Index1, returned 19.96%.
Value and Size factors exhibited positive but drastically different performance in 2020 with growth outperforming value by over 30% - the Russell 2000® Growth Index2 was up 34.6% and Russell 2000® Value Index3 was up 4.6% in 2020. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Size had a positive fourth quarter, but it wasn’t enough to lift the factor from the poor performance during the year. The Value factor was negative throughout most of the year. However, a sharp Value/Momentum rotation occurred in November, which brought positive returns for the factor but not enough to reverse the negative course prior to November for the 2020 calendar year. Since the Fund targeted these factors during the period, Fund performance during the period was negatively affected and its performance lagged the cap-weighted benchmark but outperformed Russell 2000® Value index.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures slightly added to Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were Owens & Minor, At Home Group, and QEP Resources. The top negative contributors to the Fund’s performance during Sonic Automotive, Western Asset Mortgage Capital Corporation, and Redwood Trust (no longer held in the Fund).
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Mid Cap 200 Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,113 for the Standard Class shares and to $21,568 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $28,918. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 5.98%
Five Years	+ 8.74%
Ten Years	+ 8.26%
Service Class Shares
One Year	+ 5.72%
Five Years	+ 8.47%
Ten Years	+ 7.99%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000®Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
2. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
3. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP SSGA Funds–4

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP SSGA Developed International 150 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,223.90	0.40%	$2.24
Service Class Shares	1,000.00	1,222.50	0.65%	3.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.40%	$2.03
Service Class Shares	1,000.00	1,021.80	0.65%	3.30
LVIP SSGA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,273.70	0.44%	$2.51
Service Class Shares	1,000.00	1,272.10	0.69%	3.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.44%	$2.24
Service Class Shares	1,000.00	1,021.70	0.69%	3.51

LVIP SSGA Funds–5

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,256.20	0.36%	$2.04
Service Class Shares	1,000.00	1,254.70	0.61%	3.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.36%	$1.83
Service Class Shares	1,000.00	1,022.10	0.61%	3.10
LVIP SSGA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,420.90	0.40%	$2.43
Service Class Shares	1,000.00	1,419.10	0.65%	3.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.40%	$2.03
Service Class Shares	1,000.00	1,021.90	0.65%	3.30

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
LVIP SSGA Funds–6

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	96.23%
Australia	3.89%
Belgium	1.51%
Canada	1.04%
Denmark	0.74%
Finland	1.77%
France	10.28%
Germany	5.61%
Hong Kong	4.67%
Italy	2.04%
Japan	39.15%
Netherlands	4.54%
Singapore	0.76%
Spain	4.04%
Switzerland	3.18%
United Kingdom	13.01%
Preferred Stocks	1.48%
Rights	0.02%
Money Market Fund	1.47%
Total Investments	99.20%
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Auto Components	1.15%
Automobiles	9.09%
Banks	10.09%
Beverages	1.91%
Building Products	2.57%
Capital Markets	1.31%
Chemicals	4.24%
Commercial Services & Supplies	0.47%
Construction & Engineering	3.80%
Construction Materials	0.85%
Diversified Telecommunication Services	1.86%
Electric Utilities	2.53%
Electrical Equipment	0.95%
Electronic Equipment, Instruments & Components	2.15%
Equity Real Estate Investment Trusts	2.08%
Food & Staples Retailing	2.78%
Food Products	1.41%
Gas Utilities	0.51%
Health Care Equipment & Supplies	0.69%
Sector	Percentage of Net Assets
Health Care Providers & Services	2.59%
Hotels, Restaurants & Leisure	0.69%
Household Durables	0.31%
Industrial Conglomerates	1.88%
Insurance	4.07%
IT Services	1.46%
Machinery	1.94%
Media	3.27%
Metals & Mining	4.23%
Multiline Retail	0.72%
Multi-Utilities	1.04%
Oil, Gas & Consumable Fuels	2.67%
Paper & Forest Products	1.53%
Pharmaceuticals	3.54%
Professional Services	1.70%
Real Estate Management & Development	3.59%
Road & Rail	1.03%
Semiconductors & Semiconductor Equipment	0.86%
Specialty Retail	0.93%
Technology Hardware, Storage & Peripherals	2.65%
Tobacco	1.70%
Trading Companies & Distributors	3.76%
Transportation Infrastructure	0.63%
Wireless Telecommunication Services	0.50%
Total	97.73%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Fortescue Metals Group	1.42%
Scentre Group	1.15%
Fiat Chrysler Automobiles	1.14%
Teck Resources Class B	1.04%
Renault	1.02%
Daimler	1.02%
Stora Enso Class R	0.97%
Peugeot	0.96%
Cie de Saint-Gobain	0.96%
ACS Actividades de Construccion y Servicios	0.96%
Total	10.64%

IT–Information Technology
LVIP SSGA Funds–7

LVIP SSGA Emerging Markets 100 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	98.70%
Brazil	3.27%
China	10.91%
Hong Kong	11.30%
Hungary	0.94%
India	7.32%
Malaysia	1.92%
Mexico	5.52%
Republic of Korea	20.93%
Russia	7.06%
South Africa	9.39%
Taiwan	12.22%
Thailand	4.63%
United Arab Emirates	3.29%
Preferred Stock	0.73%
Total Investments	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Auto Components	1.35%
Automobiles	11.03%
Banks	18.60%
Beverages	2.50%
Capital Markets	1.57%
Chemicals	3.08%
Commercial Services & Supplies	0.73%
Construction & Engineering	0.64%
Construction Materials	2.40%
Diversified Financial Services	1.57%
Diversified Telecommunication Services	2.82%
Electronic Equipment, Instruments & Components	1.99%
Equity Real Estate Investment Trusts	2.04%
Food & Staples Retailing	1.86%
Food Products	1.92%
Gas Utilities	1.30%
Health Care Providers & Services	1.51%
Hotels, Restaurants & Leisure	1.00%
Independent Power and Renewable Electricity Producers	1.56%
Industrial Conglomerates	4.08%
Insurance	0.93%
Metals & Mining	8.49%
Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	5.68%
Personal Products	0.64%
Pharmaceuticals	1.71%
Real Estate Management & Development	3.30%
Semiconductors & Semiconductor Equipment	1.29%
Specialty Retail	0.96%
Technology Hardware, Storage & Peripherals	6.38%
Textiles, Apparel & Luxury Goods	0.93%
Tobacco	0.94%
Water Utilities	0.72%
Wireless Telecommunication Services	3.91%
Total	99.43%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Great Wall Motor Class H	4.10%
Kia Motors	2.06%
Hyundai Motor	1.96%
Grupo Mexico	1.78%
Vedanta	1.77%
PTT Global Chemical	1.66%
Piramal Enterprises	1.57%
Korea Investment Holdings	1.57%
MTN Group	1.46%
POSCO	1.42%
Total	19.35%
LVIP SSGA Funds–8

LVIP SSGA Large Cap 100 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.76%
Aerospace & Defense	0.82%
Air Freight & Logistics	1.37%
Airlines	2.56%
Automobiles	1.25%
Banks	7.39%
Beverages	0.76%
Biotechnology	1.65%
Building Products	1.16%
Capital Markets	2.17%
Chemicals	2.51%
Communications Equipment	1.72%
Consumer Finance	3.07%
Containers & Packaging	1.13%
Distributors	1.05%
Diversified Telecommunication Services	0.65%
Electric Utilities	3.21%
Electrical Equipment	2.22%
Electronic Equipment, Instruments & Components	1.14%
Equity Real Estate Investment Trusts	6.56%
Food & Staples Retailing	0.56%
Food Products	4.27%
Health Care Equipment & Supplies	0.92%
Health Care Providers & Services	7.44%
Hotels, Restaurants & Leisure	3.21%
Household Durables	3.91%
Insurance	3.17%
IT Services	2.72%
Leisure Products	0.94%
Machinery	4.50%
Media	3.38%
Metals & Mining	1.05%
Multiline Retail	1.11%
Multi-Utilities	1.91%
Oil, Gas & Consumable Fuels	3.76%
Pharmaceuticals	1.63%
Road & Rail	1.07%
Semiconductors & Semiconductor Equipment	7.48%
Software	1.61%
Technology Hardware, Storage & Peripherals	1.93%
Tobacco	0.80%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
ViacomCBS Class B	1.60%
Ally Financial	1.58%
Synchrony Financial	1.49%
Royal Caribbean Cruises	1.37%
FedEx	1.37%
Lennar Class A	1.35%
DR Horton	1.33%
Morgan Stanley	1.30%
Broadcom	1.30%
LyondellBasell Industries Class A	1.28%
Total	13.97%

IT–Information Technology

LVIP SSGA Funds–9

LVIP SSGA Small-Mid Cap 200 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.47%
Aerospace & Defense	0.32%
Air Freight & Logistics	0.62%
Airlines	1.93%
Auto Components	1.61%
Banks	8.76%
Biotechnology	3.01%
Capital Markets	1.20%
Chemicals	1.88%
Commercial Services & Supplies	2.11%
Communications Equipment	1.66%
Consumer Finance	0.38%
Containers & Packaging	0.88%
Diversified Telecommunication Services	0.29%
Electric Utilities	0.32%
Electronic Equipment, Instruments & Components	6.10%
Equity Real Estate Investment Trusts	6.01%
Food & Staples Retailing	1.34%
Gas Utilities	0.60%
Health Care Equipment & Supplies	3.13%
Health Care Providers & Services	7.20%
Health Care Technology	2.95%
Hotels, Restaurants & Leisure	0.46%
Household Durables	1.81%
Insurance	2.16%
Internet & Direct Marketing Retail	0.59%
IT Services	1.60%
Machinery	5.17%
Media	2.45%
Metals & Mining	1.51%
Mortgage Real Estate Investment Trusts (REITs)	6.41%
Multiline Retail	1.96%
Multi-Utilities	0.29%
Oil, Gas & Consumable Fuels	3.68%
Paper & Forest Products	0.44%
Personal Products	0.72%
Pharmaceuticals	2.04%
Professional Services	1.71%
Road & Rail	1.24%
Software	0.70%
Specialty Retail	7.69%
Technology Hardware, Storage & Peripherals	0.36%
Textiles, Apparel & Luxury Goods	2.06%
Tobacco	0.32%
Trading Companies & Distributors	1.51%
Wireless Telecommunication Services	0.29%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	0.12%
Total Investments	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
MFA Financial	2.94%
QEP Resources	1.51%
At Home Group	1.51%
Owens & Minor	1.28%
SM Energy	1.18%
Signet Jewelers	1.12%
Covetrus	1.09%
Acadia Healthcare	1.09%
MTS Systems	0.98%
Evolent Health Class A	0.97%
Total	13.67%

IT–Information Technology

LVIP SSGA Funds–10

LVIP SSGA Developed International 150 Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–96.23%
Australia–3.89%
AGL Energy	461,986	$ 4,264,300
Fortescue Metals Group	735,364	13,282,439
Scentre Group	5,002,377	10,745,044
Sonic Healthcare	325,900	8,074,766
		36,366,549
Belgium–1.51%
Ageas	137,380	7,295,854
Anheuser-Busch InBev	96,965	6,764,927
		14,060,781
Canada–1.04%
†Teck Resources Class B	534,700	9,703,488
		9,703,488
Denmark–0.74%
†Danske Bank	417,542	6,900,886
		6,900,886
Finland–1.77%
Fortum	307,053	7,418,439
Stora Enso Class R	473,927	9,074,617
		16,493,056
France–10.28%
†Atos	69,000	6,300,778
AXA	247,291	5,930,616
†BNP Paribas	141,251	7,456,950
Bouygues	133,766	5,501,524
†Cie de Saint-Gobain	195,556	8,994,085
†Creditricole	555,526	7,022,916
Klepierre	179,495	4,048,324
Orange	336,667	4,008,030
†Peugeot	328,568	8,998,047
Publicis Groupe	156,461	7,776,321
†Renault	218,542	9,566,003
Sanofi	52,268	5,065,972
†Societe Generale	251,679	5,232,055
TOTAL	128,264	5,536,156
Unibail-Rodamco-Westfield	59,594	4,641,471
		96,079,248
Germany–5.61%
Bayerische Motoren Werke	86,302	7,616,717
Covestro	139,766	8,611,458
Daimler	134,085	9,503,850
Fresenius & Co.	118,514	5,480,301
Fresenius Medical Care & Co.	69,441	5,790,501
HeidelbergCement	106,530	7,931,742
Siemens	51,783	7,459,155
		52,393,724
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong–4.67%
CK Asset Holdings	893,000	$ 4,569,390
CK Hutchison Holdings	698,514	4,876,906
Henderson Land Development	1,153,300	4,480,169
Hongkong Land Holdings	1,149,700	4,748,451
Jardine Matheson Holdings	93,400	5,224,620
New World Development	1,026,000	4,773,369
Sino Land	3,806,557	4,953,532
Sun Hung Kai Properties	342,000	4,373,830
Wharf Real Estate Investment	1,085,000	5,638,863
		43,639,130
Italy–2.04%
Atlantia	328,190	5,926,436
Intesa Sanpaolo	2,468,574	5,835,011
Mediobanca Banca di Credito Finanziario	792,272	7,333,925
		19,095,372
Japan–39.15%
AGC	191,600	6,700,068
Asahi Group Holdings	137,400	5,658,433
Asahi Kasei	691,000	7,082,841
Astellas Pharma	312,000	4,830,933
Bridgestone	148,400	4,866,903
Brother Industries	290,500	5,996,925
Canon	202,344	3,919,914
Chubu Electric Power	341,800	4,124,834
Chugoku Electric Power	330,500	3,878,591
ENEOS Holdings	1,293,000	4,644,070
Fuji Electric	219,700	7,930,299
FUJIFILM Holdings	99,500	5,248,824
Hitachi	167,826	6,623,974
Honda Motor	201,000	5,671,472
Inpex	826,300	4,455,665
Isuzu Motors	654,900	6,234,408
ITOCHU	209,017	6,011,353
Japan Post Holdings	582,000	4,533,279
Japan Tobacco	246,246	5,020,254
Kajima	466,400	6,256,758
Kansai Electric Power	444,700	4,206,003
KDDI	156,100	4,628,403
Kirin Holdings	231,300	5,461,686
Komatsu	274,500	7,575,724
Kyocera	79,200	4,861,170
Kyushu Railway	151,200	3,261,829
LIXIL Group	384,200	8,332,017
Marubeni	825,716	5,501,258
Mazda Motor	769,700	5,152,295
Medipal Holdings	256,100	4,816,035
Mitsubishi	201,500	4,967,342
LVIP SSGA Funds–11

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Chemical Holdings	742,600	$ 4,498,928
Mitsubishi Heavy Industries	171,400	5,249,311
Mitsubishi UFJ Financial Group	1,126,900	4,989,482
Mitsui & Co.	310,500	5,692,797
Mitsui Chemicals	232,500	6,829,764
Mizuho Financial Group	376,730	4,781,524
NEC	135,800	7,293,770
NGK Insulators	341,300	5,273,672
NH Foods	137,600	6,060,515
Nikon	459,600	2,903,695
Nippon Express	94,300	6,343,247
Nippon Telegraph & Telephone	194,500	4,990,672
Nomura Holdings	1,060,800	5,608,521
Obayashi	563,400	4,864,714
Oji Holdings	915,600	5,212,598
Ono Pharmaceutical	223,100	6,723,072
Otsuka Holdings	131,600	5,638,587
Resona Holdings	1,403,434	4,913,097
Ricoh	579,200	3,808,749
Seiko Epson	392,200	5,828,140
Seven & i Holdings	141,700	5,017,677
Shimizu	602,400	4,385,048
Shionogi & Co.	99,300	5,428,883
SUMCO	366,400	8,045,529
Sumitomo	381,700	5,058,650
Sumitomo Chemical	1,545,200	6,228,360
Sumitomo Electric Industries	446,900	5,921,780
Sumitomo Mitsui Financial Group	169,600	5,257,286
Taisei	160,600	5,540,464
TDK	57,300	8,645,622
Tohoku Electric Power	491,200	4,053,953
Toppan Printing	307,500	4,342,382
Tosoh	406,100	6,344,971
Toyota Tsusho	195,700	7,919,296
Yamaha Motor	377,800	7,711,280
		365,859,596
Netherlands–4.54%
ABN AMRO Bank	449,913	4,408,647
ING Groep	672,201	6,250,017
Koninklijke Ahold Delhaize	192,443	5,429,073
†Koninklijke Philips	119,321	6,427,528
NN Group	166,080	7,179,674
†Randstad	125,035	8,093,851
Royal Dutch Shell Class B	274,726	4,656,251
		42,445,041
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore–0.76%
Wilmar International	2,026,158	$ 7,133,750
		7,133,750
Spain–4.04%
ACS Actividades de Construccion y Servicios	270,366	8,982,403
Banco Bilbao Vizcaya Argentaria	1,266,909	6,279,564
Banco de Sabadell	8,213,043	3,554,294
Banco Santander	1,654,309	5,158,696
Enagas	218,467	4,806,214
Repsol	543,525	5,475,535
Telefonica	832,546	3,311,559
Telefonica	49,030	194,369
		37,762,634
Switzerland–3.18%
Adecco Group	116,694	7,772,211
†Glencore	2,802,411	8,899,879
Novartis	57,522	5,416,150
†Siemens Energy	26,161	958,788
†UBS Group	473,345	6,664,617
		29,711,645
United Kingdom–13.01%
Aegon	1,631,629	6,508,349
Aviva	1,479,355	6,580,220
British American Tobacco	139,698	5,187,946
BT Group	2,713,601	4,891,155
Carnival	337,419	6,417,791
Centrica	8,613,869	5,465,663
Fiat Chrysler Automobiles	591,365	10,683,636
HSBC Holdings (London Shares)	696,819	3,599,237
Imperial Brands	268,924	5,640,569
ITV	6,006,668	8,752,838
J Sainsbury	1,764,294	5,422,923
Kingfisher	2,363,246	8,732,526
Lloyds Banking Group	10,646,213	5,307,754
Marks & Spencer Group	3,600,546	6,678,589
Pearson	722,773	6,633,791
Rio Tinto	101,129	7,612,293
Tesco	1,651,717	5,212,433
Wm Morrison Supermarkets	2,008,663	4,860,372
WPP	683,995	7,411,762
		121,599,847
Total Common Stock (Cost $808,144,266)		899,244,747
PREFERRED STOCKS–1.48%
Germany–1.48%
Porsche Automobil Holding	103,647	7,159,606

LVIP SSGA Funds–12

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Germany (continued)
Volkswagen 2.67%	35,665	$ 6,665,209
Total Preferred Stocks (Cost $12,716,146)		13,824,815
RIGHTS–0.02%
Spain–0.02%
†Repsol	548,525	188,099
Total Rights (Cost $192,501)		188,099

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.47%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 0.01%)	13,697,512	$ 13,697,512
Total Money Market Fund (Cost $13,697,512)		13,697,512

TOTAL INVESTMENTS–99.20% (Cost $834,750,425)	926,955,173
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.80%	7,481,768
NET ASSETS APPLICABLE TO 122,462,366 SHARES OUTSTANDING–100.00%	$934,436,941
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($792,062,630 / 103,807,678 Shares)	$7.630
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($142,374,311 / 18,654,688 Shares)	$7.632
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$984,730,815
Distributable earnings/(accumulated loss)	(50,293,874)
TOTAL NET ASSETS	$934,436,941

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $1,679,040 cash collateral held at broker for futures contracts, $1,472 payable for securities purchased, $305,387 payable for fund shares redeemed, $77,824 other accrued expenses payable, $305,022 due to manager and affiliates and $182,337 variation margin due to broker on futures contracts as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
212	E-mini MSCI EAFE Index	$22,586,480	$22,108,651	3/19/21	$477,829	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

LVIP SSGA Funds–13

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
EAFE–Europe Australasia Far East
HSBC–Hong Kong and Shanghai Banking Corporation
MSCI–Morgan Stanley Capital International
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–14

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.70%
Brazil–3.27%
Ambev	1,819,000	$ 5,499,084
Hypera	708,900	4,688,182
Petrobras Distribuidora	1,378,300	5,881,895
Telefonica Brasil	428,600	3,853,501
		19,922,662
China–10.91%
Agricultural Bank of China Class H	10,676,000	3,909,996
Bank of China Class H	10,899,100	3,688,839
†Beijing Enterprises Water Group	10,936,000	4,399,672
China CITIC Bank Class H	8,460,000	3,593,674
China Everbright Environment Group	7,827,000	4,421,278
China Petroleum & Chemical Class H	9,178,000	4,087,330
China Resources Power Holdings	4,044,238	4,353,467
China Shenhua Energy Class H	2,388,500	4,502,288
China Unicom Hong Kong	6,976,000	3,979,629
CITIC	3,791,000	2,684,142
Country Garden Holdings	3,731,744	5,150,827
Fosun International	3,810,500	5,984,595
Hengan International Group	554,500	3,926,188
Industrial & Commercial Bank of China Class H	6,083,000	3,908,262
Kunlun Energy	9,142,000	7,923,228
		66,513,415
Hong Kong–11.30%
Bank of Communications Class H	6,868,000	3,632,903
Brilliance China Automotive Holdings	5,566,000	5,081,014
China Construction Bank Class H	5,006,000	3,775,920
China Minsheng Banking Class H	5,845,000	3,331,929
China Mobile	554,500	3,160,899
China National Building Material Class H	3,856,000	4,641,429
China Railway Group Class H	8,842,000	3,902,024
China Telecom Class H	13,766,000	3,797,468
Great Wall Motor Class H	7,261,500	24,983,833
Guangzhou Automobile Group Class H	4,151,200	4,629,677
Postal Savings Bank of China Class H	6,265,000	3,540,101
Sinopharm Group Class H	1,818,400	4,411,118
		68,888,315
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hungary–0.94%
Richter Gedeon	229,544	$ 5,760,536
		5,760,536
India–7.32%
Hero MotoCorp	188,101	8,016,159
Indian Oil	3,853,930	4,802,675
NTPC	3,808,260	5,185,367
Oil & Natural Gas	4,914,532	6,269,967
Piramal Enterprises	489,977	9,582,847
Vedanta	4,868,994	10,786,111
		44,643,126
Malaysia–1.92%
†CIMB Group Holdings	5,212,100	5,580,386
Genting	5,499,900	6,108,861
		11,689,247
Mexico–5.52%
Arca Continental	1,025,500	4,903,971
Coca-Cola Femsa	1,052,950	4,849,512
Fibra Uno Administracion	5,821,911	6,585,654
Gruma Class B	542,660	6,467,633
Grupo Mexico	2,557,200	10,844,600
		33,651,370
Republic of Korea–20.93%
Hana Financial Group	262,399	8,357,762
†Hyundai Mobis	34,863	8,205,565
†Hyundai Motor	67,386	11,944,368
†Industrial Bank of Korea	753,846	6,147,307
†KB Financial Group	172,792	6,862,782
Kia Motors	218,211	12,572,608
Korea Investment Holdings	131,049	9,549,315
†KT&G	74,694	5,718,991
LG	97,398	7,859,321
LG Uplus	513,379	5,559,045
Lotte Chemical	33,817	8,610,561
POSCO	34,620	8,650,826
†Shinhan Financial Group	210,242	6,238,522
SK Holdings	37,590	8,339,692
SK Telecom	29,448	6,471,651
†Woori Financial Group	724,585	6,501,096
		127,589,412
Russia–7.06%
†Alrosa PJSC	5,397,100	7,176,794
Gazprom PJSC ADR	897,776	5,012,406
Novolipetsk Steel GDR	274,159	7,585,496
Sberbank of Russia PJSC	1,658,630	6,080,829
Severstal PAO	378,667	6,735,954
Surgutneftegas PJSC	11,310,400	5,526,239
VTB Bank PJSC	9,717,730,000	4,956,042
		43,073,760
LVIP SSGA Funds–15

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa–9.39%
†Absa Group	901,523	$ 7,370,074
Growthpoint Properties	6,842,166	5,861,233
†Life Healthcare Group Holdings	4,182,250	4,774,658
†MTN Group	2,159,644	8,913,228
†Nedbank Group	902,524	7,970,208
Old Mutual	7,018,300	5,695,719
Shoprite Holdings	631,492	6,016,256
SPAR Group	413,797	5,328,371
Vodacom Group	626,458	5,302,832
		57,232,579
Taiwan–12.22%
Asia Cement	3,143,000	4,840,739
Asustek Computer	686,000	6,126,462
Catcher Technology	640,000	4,705,925
Compal Electronics	7,473,000	5,514,828
Hon Hai Precision Industry	1,766,000	5,790,614
Inventec	5,836,000	4,992,072
Lite-On Technology	3,100,000	5,500,110
Nanya Technology	2,527,000	7,834,449
Pegatron	2,361,000	5,668,238
Pou Chen	5,073,000	5,675,214
Taiwan Cement	3,364,454	5,179,890
Walsin Technology	767,000	6,311,096
Wistron	5,784,000	6,399,732
		74,539,369
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand–4.63%
Charoen Pokphand Foods	5,878,891	$ 5,249,010
†Kasikornbank NVDR	1,674,700	6,314,602
†PTT Global Chemical	5,192,900	10,139,674
Siam Commercial Bank NVDR	2,242,600	6,544,508
		28,247,794
United Arab Emirates–3.29%
Abu Dhabi Commercial Bank PJSC	3,021,301	5,113,440
Aldar Properties PJSC	9,408,101	8,084,976
†Emaar Properties PJSC	7,146,538	6,890,028
		20,088,444
Total Common Stock (Cost $506,196,866)		601,840,029
PREFERRED STOCK–0.73%
Russia–0.73%
Transneft PJSC	2,337	4,435,626
Total Preferred Stock (Cost $6,739,783)		4,435,626

TOTAL INVESTMENTS–99.43% (Cost $512,936,649)	606,275,655
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	3,468,850
NET ASSETS APPLICABLE TO 71,492,140 SHARES OUTSTANDING–100.00%	$ 609,744,505
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($431,291,846 / 50,572,420 Shares)	$8.528
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($178,452,659 / 20,919,720 Shares)	$8.530
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 747,326,958
Distributable earnings/(accumulated loss)	(137,582,453)
TOTAL NET ASSETS	$ 609,744,505

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $381,600 cash collateral held at broker for futures contracts, $22,365 variation margin due from broker on futures contracts, $287,933 payable for fund shares redeemed, $114,352 other accrued expenses payable, $218,883 due to manager and affiliates, $378,886 due to custodian and $1,221,281 foreign capital gain taxes payable as of December 31, 2020.
LVIP SSGA Funds–16

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
80	E-mini MSCI Emerging Markets Index	$5,152,800	$5,028,525	3/19/21	$124,275	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
GDR–Global Depository Receipt
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–17

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.76%
Aerospace & Defense–0.82%
General Dynamics	84,597	$ 12,589,726
		12,589,726
Air Freight & Logistics–1.37%
FedEx	80,281	20,842,553
		20,842,553
Airlines–2.56%
†Delta Air Lines	359,140	14,441,019
†Southwest Airlines	255,806	11,923,118
†United Airlines Holdings	292,489	12,650,149
		39,014,286
Automobiles–1.25%
†General Motors	457,597	19,054,339
		19,054,339
Banks–7.39%
Citigroup	237,514	14,645,113
Citizens Financial Group	542,686	19,406,451
Fifth Third Bancorp	670,062	18,473,609
Huntington Bancshares	1,297,231	16,384,028
KeyCorp	986,471	16,187,989
Regions Financial	1,089,179	17,557,566
Wells Fargo & Co.	333,771	10,073,209
		112,727,965
Beverages–0.76%
†Molson Coors Beverage Class B	257,115	11,619,027
		11,619,027
Biotechnology–1.65%
†Alexion Pharmaceuticals	112,408	17,562,626
Gilead Sciences	130,668	7,612,718
		25,175,344
Building Products–1.16%
Johnson Controls International	380,722	17,737,838
		17,737,838
Capital Markets–2.17%
Bank of New York Mellon	310,846	13,192,304
Morgan Stanley	290,193	19,886,927
		33,079,231
Chemicals–2.51%
Dow	339,150	18,822,825
LyondellBasell Industries Class A	212,893	19,513,772
		38,336,597
Communications Equipment–1.72%
†Arista Networks	51,778	15,045,133
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
Cisco Systems	250,344	$ 11,202,894
		26,248,027
Consumer Finance–3.07%
Ally Financial	675,639	24,093,287
Synchrony Financial	654,045	22,701,902
		46,795,189
Containers & Packaging–1.13%
International Paper	345,337	17,170,156
		17,170,156
Distributors–1.05%
Genuine Parts	158,829	15,951,196
		15,951,196
Diversified Telecommunication Services–0.65%
AT&T	343,639	9,883,058
		9,883,058
Electric Utilities–3.21%
Duke Energy	135,044	12,364,629
Edison International	191,650	12,039,453
Exelon	279,235	11,789,302
PPL	454,592	12,819,494
		49,012,878
Electrical Equipment–2.22%
Eaton	135,634	16,295,069
Emerson Electric	217,948	17,516,480
		33,811,549
Electronic Equipment, Instruments & Components–1.14%
Corning	482,274	17,361,864
		17,361,864
Equity Real Estate Investment Trusts–6.56%
†Host Hotels & Resorts	867,336	12,689,126
Medical Properties Trust	677,234	14,756,929
Omega Healthcare Investors	382,624	13,896,904
VEREIT	434,095	16,404,450
VICI Properties	736,845	18,789,547
Vornado Realty Trust	285,068	10,644,439
WP Carey	183,089	12,922,421
		100,103,816
Food & Staples Retailing–0.56%
Walgreens Boots Alliance	212,823	8,487,381
		8,487,381
Food Products–4.27%
Archer-Daniels-Midland	298,814	15,063,214
Conagra Brands	363,831	13,192,512
General Mills	199,768	11,746,358
JM Smucker	91,372	10,562,603
LVIP SSGA Funds–18

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Kraft Heinz	420,078	$ 14,559,904
		65,124,591
Health Care Equipment & Supplies–0.92%
Medtronic	119,890	14,043,915
		14,043,915
Health Care Providers & Services–7.44%
AmerisourceBergen	120,615	11,791,322
Anthem	49,065	15,754,281
†Centene	197,714	11,868,771
Cigna	65,600	13,656,608
CVS Health	177,295	12,109,249
Humana	41,132	16,875,226
Quest Diagnostics	121,819	14,517,170
†Universal Health Services Class B	123,371	16,963,513
		113,536,140
Hotels, Restaurants & Leisure–3.21%
†Carnival	705,941	15,290,682
†Las Vegas Sands	214,866	12,806,014
†Royal Caribbean Cruises	280,132	20,923,059
		49,019,755
Household Durables–3.91%
DR Horton	293,597	20,234,705
Lennar Class A	270,775	20,641,178
PulteGroup	436,615	18,826,839
		59,702,722
Insurance–3.17%
MetLife	349,087	16,389,634
Principal Financial Group	325,511	16,148,601
Prudential Financial	203,012	15,849,147
		48,387,382
IT Services–2.72%
Cognizant Technology Solutions Class A	207,720	17,022,654
International Business Machines	91,532	11,522,048
Leidos Holdings	123,020	12,931,863
		41,476,565
Leisure Products–0.94%
Hasbro	152,958	14,307,691
		14,307,691
Machinery–4.50%
Caterpillar	95,272	17,341,409
Cummins	77,557	17,613,195
PACCAR	169,431	14,618,507
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Stanley Black & Decker	107,013	$ 19,108,241
		68,681,352
Media–3.38%
Comcast Class A	278,666	14,602,098
Fox Class A	432,262	12,587,470
ViacomCBS Class B	653,701	24,356,899
		51,546,467
Metals & Mining–1.05%
Nucor	301,884	16,057,210
		16,057,210
Multiline Retail–1.11%
Target	95,805	16,912,457
		16,912,457
Multi-Utilities–1.91%
CenterPoint Energy	707,073	15,301,060
Public Service Enterprise Group	236,351	13,779,263
		29,080,323
Oil, Gas & Consumable Fuels–3.76%
Exxon Mobil	272,653	11,238,757
Occidental Petroleum	899,034	15,562,279
Phillips 66	211,880	14,818,887
Valero Energy	278,195	15,737,491
		57,357,414
Pharmaceuticals–1.63%
Bristol-Myers Squibb	196,093	12,163,649
Pfizer	324,424	11,942,047
†Viatris	40,125	751,943
		24,857,639
Road & Rail–1.07%
Norfolk Southern	68,686	16,320,480
		16,320,480
Semiconductors & Semiconductor Equipment–7.48%
Analog Devices	103,039	15,221,952
Applied Materials	213,897	18,459,311
Broadcom	45,304	19,836,356
Intel	183,762	9,155,023
†Maxim Integrated Products	200,677	17,790,016
†Micron Technology	222,741	16,745,668
Skyworks Solutions	110,431	16,882,691
		114,091,017
Software–1.61%
NortonLifeLock	557,018	11,574,834
Oracle	201,457	13,032,253
		24,607,087

LVIP SSGA Funds–19

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–1.93%
Hewlett Packard Enterprise	1,077,876	$ 12,772,830
NetApp	251,832	16,681,352
		29,454,182
Tobacco–0.80%
Altria Group	298,216	12,226,856
		12,226,856
Total Common Stock (Cost $1,092,395,646)		1,521,793,265

TOTAL INVESTMENTS–99.76% (Cost $1,092,395,646)	1,521,793,265
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	3,616,861
NET ASSETS APPLICABLE TO 118,151,167 SHARES OUTSTANDING–100.00%	$1,525,410,126
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($1,182,575,819 / 91,553,290 Shares)	$12.917
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($342,834,307 / 26,597,877 Shares)	$12.890
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,244,873,413
Distributable earnings/(accumulated loss)	280,536,713
TOTAL NET ASSETS	$1,525,410,126

† Non-income producing.
★ Includes $286,000 cash collateral held at broker for futures contracts, $31,977 variation margin due from broker on futures contracts, $479,748 payable for fund shares redeemed, $65,389 other accrued expenses payable, $495,187 due to manager and affiliates and $1,184,647 due to custodian as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
26	E-mini S&P 500 Index	$4,873,440	$4,750,566	3/19/21	$122,874	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–21

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.47%
Aerospace & Defense–0.32%
National Presto Industries	16,081	$ 1,422,043
		1,422,043
Air Freight & Logistics–0.62%
†Atlas Air Worldwide Holdings	50,663	2,763,160
		2,763,160
Airlines–1.93%
†Alaska Air Group	41,760	2,171,520
†Hawaiian Holdings	117,938	2,087,503
†Mesa Air Group	351,139	2,349,120
†SkyWest	47,847	1,928,712
		8,536,855
Auto Components–1.61%
†Cooper-Standard Holdings	113,612	3,938,928
†Dana	163,067	3,183,068
		7,121,996
Banks–8.76%
Associated Banc-Corp	98,730	1,683,346
Bank OZK	68,034	2,127,423
Cadence BanCorp	211,342	3,470,236
CIT Group	73,473	2,637,681
Comerica	39,489	2,205,856
First Horizon National	321,504	4,102,391
FNB	176,581	1,677,519
Great Western Bancorp	63,248	1,321,883
Hope Bancorp	150,654	1,643,635
Midland States Bancorp	74,580	1,332,745
Pacific Premier Bancorp	72,868	2,282,954
PacWest Bancorp	72,065	1,830,451
People's United Financial	104,063	1,345,535
Popular	37,690	2,122,701
Simmons First National Class A	68,878	1,487,076
Synovus Financial	76,371	2,472,129
Umpqua Holdings	113,212	1,714,030
Valley National Bancorp	171,586	1,672,963
WesBanco	54,811	1,642,138
		38,772,692
Biotechnology–3.01%
†Anika Therapeutics	43,799	1,982,343
†Arena Pharmaceuticals	28,604	2,197,645
†Enanta Pharmaceuticals	25,237	1,062,478
†OPKO Health	845,287	3,338,883
†United Therapeutics	13,611	2,066,014
†Vanda Pharmaceuticals	137,300	1,804,122
†X4 Pharmaceuticals	132,324	850,843
		13,302,328
Capital Markets–1.20%
Invesco	141,810	2,471,748
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Janus Henderson Group	87,703	$ 2,851,225
		5,322,973
Chemicals–1.88%
Eastman Chemical	28,856	2,893,680
Kronos Worldwide	146,342	2,181,959
Trinseo	63,404	3,246,919
		8,322,558
Commercial Services & Supplies–2.11%
ACCO Brands	288,253	2,435,738
Ennis	71,196	1,270,849
Knoll	132,367	1,943,147
Pitney Bowes	598,099	3,684,290
		9,334,024
Communications Equipment–1.66%
†CommScope Holding	130,096	1,743,286
Comtech Telecommunications	87,007	1,800,175
Juniper Networks	61,776	1,390,578
†NETGEAR	59,271	2,408,181
		7,342,220
Consumer Finance–0.38%
Navient	170,224	1,671,600
		1,671,600
Containers & Packaging–0.88%
Greif Class A	41,028	1,923,392
WestRock	45,664	1,987,754
		3,911,146
Diversified Telecommunication Services–0.29%
†Liberty Latin America Class C	114,731	1,272,367
		1,272,367
Electric Utilities–0.32%
OGE Energy	44,492	1,417,515
		1,417,515
Electronic Equipment, Instruments & Components–6.10%
†Arrow Electronics	23,043	2,242,084
Avnet	47,236	1,658,456
Benchmark Electronics	66,982	1,809,184
†Insight Enterprises	29,917	2,276,384
†Kimball Electronics	109,297	1,747,659
Methode Electronics	47,936	1,834,990
†MTS Systems	74,324	4,322,684
PC Connection	31,042	1,467,976
†Sanmina	49,275	1,571,380
†ScanSource	58,948	1,555,048
†SYNNEX	14,906	1,213,945
LVIP SSGA Funds–22

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†TTM Technologies	120,184	$ 1,657,938
Vishay Intertechnology	86,918	1,800,072
†Vishay Precision Group	58,157	1,830,782
		26,988,582
Equity Real Estate Investment Trusts–6.01%
†Apple Hospitality REIT	153,826	1,985,894
BRT Apartments	136,079	2,068,401
†Chatham Lodging Trust	245,332	2,649,586
†CoreCivic	118,290	774,799
Diversified Healthcare Trust	380,405	1,567,269
GEO Group	111,183	985,081
Macerich	162,322	1,731,976
†Park Hotels & Resorts	159,226	2,730,726
Pebblebrook Hotel Trust	121,186	2,278,297
RLJ Lodging Trust	199,140	2,817,831
Service Properties Trust	231,139	2,655,787
†Summit Hotel Properties	298,418	2,688,746
†Sunstone Hotel Investors	146,174	1,656,151
		26,590,544
Food & Staples Retailing–1.34%
Andersons	66,297	1,624,939
Ingles Markets Class A	33,282	1,419,810
SpartanNash	98,727	1,718,837
Village Super Market Class A	52,445	1,156,937
		5,920,523
Gas Utilities–0.60%
National Fuel Gas	33,259	1,367,943
†Southwest Gas Holdings	20,963	1,273,502
		2,641,445
Health Care Equipment & Supplies–3.13%
†AngioDynamics	124,479	1,908,263
†Envista Holdings	88,616	2,989,018
†Integer Holdings	23,475	1,905,935
†Invacare	199,773	1,787,968
†LENSAR	33,526	243,064
†Meridian Bioscience	176,031	3,290,019
†OraSure Technologies	164,724	1,743,604
		13,867,871
Health Care Providers & Services–7.20%
†Acadia Healthcare	95,715	4,810,636
†Covetrus	168,038	4,829,412
†Magellan Health	31,806	2,634,809
†MEDNAX	121,568	2,983,279
National HealthCare	17,266	1,146,635
Owens & Minor	209,366	5,663,350
Patterson	69,700	2,065,211
Premier Class A	41,449	1,454,860
†Tivity Health	210,317	4,120,110
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Triple-S Management Class B	100,522	$ 2,146,145
		31,854,447
Health Care Technology–2.95%
†Allscripts Healthcare Solutions	198,634	2,868,275
†Computer Programs and Systems	57,168	1,534,389
†Evolent Health Class A	267,505	4,288,105
†HMS Holdings	52,964	1,946,427
†NextGen Healthcare	132,398	2,414,940
		13,052,136
Hotels, Restaurants & Leisure–0.46%
†Bluegreen Vacations Holding	149,921	2,028,431
		2,028,431
Household Durables–1.81%
†Beazer Homes USA	210,586	3,190,378
Ethan Allen Interiors	102,164	2,064,734
Hooker Furniture	85,016	2,741,766
		7,996,878
Insurance–2.16%
American National Group	16,700	1,605,204
CNO Financial Group	106,719	2,372,363
FBL Financial Group Class A	33,753	1,772,370
Old Republic International	86,476	1,704,442
Unum Group	92,127	2,113,394
		9,567,773
Internet & Direct Marketing Retail–0.59%
Qurate Retail	236,900	2,598,793
		2,598,793
IT Services–1.60%
Alliance Data Systems	28,526	2,113,776
Cass Information Systems	36,501	1,420,254
†Concentrix	14,960	1,476,552
†DXC Technology	79,920	2,057,940
		7,068,522
Machinery–5.17%
Greenbrier	79,149	2,879,441
Hillenbrand	69,545	2,767,891
†Manitowoc	139,865	1,861,603
Miller Industries	43,873	1,668,051
Park-Ohio Holdings	79,389	2,453,120
†Terex	95,440	3,329,902
Timken	40,328	3,119,774
Trinity Industries	74,050	1,954,180
Wabash National	165,140	2,845,362
		22,879,324

LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–2.45%
†Cumulus Media Class A	254,688	$ 2,220,879
†Emerald Holding	442,856	2,400,280
†Entercom Communications Class A	814,844	2,012,665
†Meredith	90,731	1,742,035
†Tribune Publishing	178,452	2,444,792
		10,820,651
Metals & Mining–1.51%
Schnitzer Steel Industries Class A	95,302	3,041,087
Steel Dynamics	57,698	2,127,325
SunCoke Energy	344,336	1,497,862
		6,666,274
Mortgage Real Estate Investment Trusts (REITs)–6.41%
Cherry Hill Mortgage Investment	227,208	2,076,681
Chimera Investment	159,173	1,631,523
†Exantas Capital	430,010	1,715,740
Great Ajax	240,681	2,517,523
MFA Financial	3,340,879	12,996,020
PennyMac Mortgage Investment Trust	209,915	3,692,405
Ready Capital	300,949	3,746,815
		28,376,707
Multiline Retail–1.96%
Big Lots	77,901	3,344,290
†Kohl's	72,637	2,955,599
†Macy's	211,876	2,383,605
		8,683,494
Multi-Utilities–0.29%
Avista	31,756	1,274,686
		1,274,686
Oil, Gas & Consumable Fuels–3.68%
†Berry	464,560	1,709,581
†Peabody Energy	370,017	891,741
†QEP Resources	2,794,489	6,678,829
SM Energy	852,044	5,214,509
†Southwestern Energy	604,997	1,802,891
		16,297,551
Paper & Forest Products–0.44%
†Domtar	61,095	1,933,657
		1,933,657
Personal Products–0.72%
Nu Skin Enterprises Class A	58,341	3,187,169
		3,187,169
Pharmaceuticals–2.04%
†Evofem Biosciences	54,482	131,302
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Jazz Pharmaceuticals	12,531	$ 2,068,241
†Lannett	162,305	1,058,229
Perrigo	26,422	1,181,592
†Prestige Consumer Healthcare	36,951	1,288,481
†Supernus Pharmaceuticals	70,745	1,779,944
†Viatris	80,055	1,500,231
		9,008,020
Professional Services–1.71%
Heidrick & Struggles International	60,495	1,777,343
†Kelly Services Class A	110,311	2,269,097
ManpowerGroup	21,735	1,960,062
Resources Connection	124,603	1,566,260
		7,572,762
Road & Rail–1.24%
ArcBest	63,284	2,700,328
Ryder System	45,241	2,794,084
		5,494,412
Software–0.70%
Ebix	81,471	3,093,454
		3,093,454
Specialty Retail–7.69%
†Abercrombie & Fitch Class A	131,242	2,672,087
American Eagle Outfitters	148,108	2,972,528
†At Home Group	430,794	6,660,075
Caleres	207,972	3,254,762
†Cato Class A	100,398	962,817
†Conn's	250,721	2,930,928
†Designer Brands Class A	175,602	1,343,355
Foot Locker	58,994	2,385,717
†Gap	148,304	2,994,258
Penske Automotive Group	48,553	2,883,563
†Signet Jewelers	182,033	4,964,040
		34,024,130
Technology Hardware, Storage & Peripherals–0.36%
Xerox Holdings	68,589	1,590,579
		1,590,579
Textiles, Apparel & Luxury Goods–2.06%
†Fossil Group	322,931	2,799,812
†G-III Apparel Group	176,350	4,186,549
†Movado Group	129,162	2,146,672
		9,133,033
Tobacco–0.32%
Universal	28,761	1,398,072
		1,398,072

LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–1.51%
Air Lease	53,779	$ 2,388,863
GATX	20,129	1,674,330
Triton International	48,437	2,349,679
†WESCO International	3,256	255,596
		6,668,468
Wireless Telecommunication Services–0.29%
Telephone & Data Systems	69,700	1,294,329
		1,294,329
Total Common Stock (Cost $279,331,892)		440,086,194

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.12%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	531,023	$ 531,023
Total Money Market Fund (Cost $531,023)		531,023

TOTAL INVESTMENTS–99.59% (Cost $279,862,915)	440,617,217
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.41%	1,792,784
NET ASSETS APPLICABLE TO 33,563,151 SHARES OUTSTANDING–100.00%	$442,410,001
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($265,376,932 / 20,119,171 Shares)	$13.190
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($177,033,069 / 13,443,980 Shares)	$13.168
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$384,366,435
Distributable earnings/(accumulated loss)	58,043,566
TOTAL NET ASSETS	$442,410,001

† Non-income producing.
★ Includes $150,000 cash collateral held at broker for futures contracts, $320,322 payable for fund shares redeemed, $35,507 other accrued expenses payable, $167,585 due to manager and affiliates and $62,877 variation margin due to broker on futures contracts as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
25	E-mini Russell 2000 Index	$2,468,500	$2,443,475	3/19/21	$25,025	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–26

LVIP SSGA Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 26,400,986	$ 27,541,957	$ 43,075,211	$ 8,406,864
Non-cash dividends	3,020,355	—	—	—
Interest	—	566	505	815
Foreign taxes withheld	(2,235,408)	(3,685,524)	—	(17,167)
	27,185,933	23,856,999	43,075,716	8,390,512
EXPENSES:
Management fees	2,819,957	1,841,855	4,239,883	1,192,229
Distribution fees-Service Class	319,280	389,889	777,321	361,224
Shareholder servicing fees	248,309	155,709	400,189	105,582
Accounting and administration expenses	170,874	111,106	260,256	89,629
Custodian fees	84,146	146,001	24,815	5,922
Professional fees	52,733	51,209	49,295	35,380
Pricing fees	29,982	29,615	1,661	2,826
Trustees’ fees and expenses	21,428	13,198	33,956	8,897
Reports and statements to shareholders	17,198	55,956	35,545	50,513
Consulting fees	3,128	2,852	3,384	3,020
Other	16,545	10,479	27,569	8,090
	3,783,580	2,807,869	5,853,874	1,863,312
Less:
Management fees waived	(80,000)	(64,734)	(107,502)	(32,501)
Total operating expenses	3,703,580	2,743,135	5,746,372	1,830,811
NET INVESTMENT INCOME	23,482,353	21,113,864	37,329,344	6,559,701
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(138,993,414)	(106,259,995)	(142,152,156)	(90,784,875)
Foreign currencies	63,871	(617,824)	—	—
Futures contracts	2,255,466	2,190,978	672,012	230,072
Net realized loss	(136,674,077)	(104,686,841)	(141,480,144)	(90,554,803)
Net change in unrealized appreciation (depreciation) of:
Investments	92,495,396	104,319,512	213,499,480	141,293,113
Foreign currencies	192,933	(65,100)	—	—
Futures contracts	(62,309)	(349,396)	53,558	(77,954)
Net change in unrealized appreciation (depreciation)	92,626,020	103,905,016	213,553,038	141,215,159
NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,048,057)	(781,825)	72,072,894	50,660,356
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$ (20,565,704)	$ 20,332,039	$ 109,402,238	$ 57,220,057
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–27

LVIP SSGA Funds
Statements of Changes in Net Assets
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 23,482,353	$ 38,374,368	$ 21,113,864	$ 22,735,256	$ 37,329,344	$ 35,568,639	$ 6,559,701	$ 8,049,416
Net realized gain (loss)	(136,674,077)	715,068	(104,686,841)	(74,618,807)	(141,480,144)	32,727,860	(90,554,803)	(9,704,872)
Net change in unrealized appreciation (depreciation)	92,626,020	102,792,069	103,905,016	87,818,302	213,553,038	262,769,764	141,215,159	69,971,408
Net increase (decrease) in net assets resulting from operations	(20,565,704)	141,881,505	20,332,039	35,934,751	109,402,238	331,066,263	57,220,057	68,315,952
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(19,064,729)	(43,469,160)	(13,436,455)	(15,396,090)	(52,272,019)	(105,545,518)	(5,424,451)	(6,915,470)
Service Class	(3,146,093)	(7,439,490)	(5,220,058)	(6,182,908)	(14,119,454)	(31,891,927)	(3,357,988)	(4,495,551)
Return of capital:
Standard Class	—	—	—	(139,850)	—	—	(809,988)	—
Service Class	—	—	—	(56,162)	—	—	(501,422)	—
	(22,210,822)	(50,908,650)	(18,656,513)	(21,775,010)	(66,391,473)	(137,437,445)	(10,093,849)	(11,411,021)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	150,076,349	104,849,801	76,877,418	96,012,239	282,904,545	126,160,202	73,914,882	54,824,598
Service Class	21,596,416	15,741,062	19,301,214	19,064,086	47,467,476	35,201,596	39,372,240	28,781,995
Reinvestment of dividends and distributions:
Standard Class	19,064,729	43,469,160	13,436,455	15,535,940	52,272,019	105,545,518	6,234,439	6,915,470
Service Class	3,146,093	7,439,490	5,220,058	6,239,070	14,119,454	31,891,927	3,859,410	4,495,551
	193,883,587	171,499,513	114,835,145	136,851,335	396,763,494	298,799,243	123,380,971	95,017,614
Cost of shares redeemed:
Standard Class	(176,665,493)	(159,493,085)	(82,794,190)	(242,759,482)	(326,309,992)	(175,107,809)	(80,610,438)	(69,395,675)
Service Class	(24,614,395)	(29,822,664)	(26,800,835)	(30,564,046)	(71,314,773)	(63,519,338)	(41,817,291)	(27,427,444)
	(201,279,888)	(189,315,749)	(109,595,025)	(273,323,528)	(397,624,765)	(238,627,147)	(122,427,729)	(96,823,119)
Increase (decrease) in net assets derived from capital share transactions	(7,396,301)	(17,816,236)	5,240,120	(136,472,193)	(861,271)	60,172,096	953,242	(1,805,505)
NET INCREASE (DECREASE) IN NET ASSETS	(50,172,827)	73,156,619	6,915,646	(122,312,452)	42,149,494	253,800,914	48,079,450	55,099,426
NET ASSETS:
Beginning of year	984,609,768	911,453,149	602,828,859	725,141,311	1,483,260,632	1,229,459,718	394,330,551	339,231,125
End of year	$ 934,436,941	$ 984,609,768	$ 609,744,505	$ 602,828,859	$1,525,410,126	$1,483,260,632	$ 442,410,001	$394,330,551
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–28

LVIP SSGA Developed International 150 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 8.154	$ 7.450	$ 9.392	$ 7.925	$ 7.663
Income (loss) from investment operations:
Net investment income[1]	0.187	0.323	0.287	0.269	0.289
Net realized and unrealized gain (loss)	(0.524)	0.818	(1.698)	1.593	0.453
Total from investment operations	(0.337)	1.141	(1.411)	1.862	0.742
Less dividends and distributions from:
Net investment income	(0.187)	(0.344)	(0.320)	(0.395)	(0.300)
Net realized gain	—	(0.093)	(0.211)	—	(0.180)
Total dividends and distributions	(0.187)	(0.437)	(0.531)	(0.395)	(0.480)
Net asset value, end of period	$ 7.630	$ 8.154	$ 7.450	$ 9.392	$ 7.925
Total return[2]	(4.10%)	15.42%	(15.23%)	23.58%	9.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$792,063	$835,302	$ 769,179	$905,853	$745,352
Ratio of expenses to average net assets	0.40%	0.39%	0.40%	0.39%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.40%	0.41%	0.40%	0.39%
Ratio of net investment income to average net assets	2.78%	4.04%	3.18%	3.02%	3.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.77%	4.03%	3.17%	3.01%	3.76%
Portfolio turnover	52%	53%	49%	55%	63%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–29

LVIP SSGA Developed International 150 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 8.158	$ 7.454	$ 9.395	$ 7.928	$ 7.668
Income (loss) from investment operations:
Net investment income[1]	0.170	0.303	0.264	0.247	0.270
Net realized and unrealized gain (loss)	(0.527)	0.817	(1.697)	1.593	0.451
Total from investment operations	(0.357)	1.120	(1.433)	1.840	0.721
Less dividends and distributions from:
Net investment income	(0.169)	(0.323)	(0.297)	(0.373)	(0.281)
Net realized gain	—	(0.093)	(0.211)	—	(0.180)
Total dividends and distributions	(0.169)	(0.416)	(0.508)	(0.373)	(0.461)
Net asset value, end of period	$ 7.632	$ 8.158	$ 7.454	$ 9.395	$ 7.928
Total return[2]	(4.34%)	15.13%	(15.44%)	23.25%	9.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$142,374	$149,308	$ 142,274	$170,736	$143,630
Ratio of expenses to average net assets	0.65%	0.64%	0.65%	0.64%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.66%	0.65%	0.64%
Ratio of net investment income to average net assets	2.53%	3.79%	2.93%	2.77%	3.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.52%	3.78%	2.92%	2.76%	3.51%
Portfolio turnover	52%	53%	49%	55%	63%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–30

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 8.581	$ 8.289	$ 9.923	$ 8.232	$ 7.325
Income (loss) from investment operations:
Net investment income[1]	0.293	0.292	0.380	0.284	0.223
Net realized and unrealized gain (loss)	(0.075)	0.327	(1.593)	1.669	0.914
Total from investment operations	0.218	0.619	(1.213)	1.953	1.137
Less dividends and distributions from:
Net investment income	(0.271)	(0.324)	(0.381)	(0.262)	(0.230)
Return of capital	—	(0.003)	(0.040)	—	—
Total dividends and distributions	(0.271)	(0.327)	(0.421)	(0.262)	(0.230)
Net asset value, end of period	$ 8.528	$ 8.581	$ 8.289	$ 9.923	$ 8.232
Total return[2]	2.65%	7.61%	(12.31%)	23.83%	15.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$431,292	$422,524	$ 546,245	$621,221	$462,296
Ratio of expenses to average net assets	0.44%	0.49%	0.44%	0.43%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.45%	0.50%	0.45%	0.44%	0.45%
Ratio of net investment income to average net assets	4.00%	3.44%	4.03%	2.99%	2.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.99%	3.43%	4.02%	2.98%	2.85%
Portfolio turnover	46%	54%	46%	56%	73%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–31

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 8.585	$ 8.292	$ 9.925	$ 8.235	$ 7.329
Income (loss) from investment operations:
Net investment income[1]	0.275	0.270	0.356	0.260	0.204
Net realized and unrealized gain (loss)	(0.078)	0.329	(1.593)	1.668	0.913
Total from investment operations	0.197	0.599	(1.237)	1.928	1.117
Less dividends and distributions from:
Net investment income	(0.252)	(0.303)	(0.358)	(0.238)	(0.211)
Return of capital	—	(0.003)	(0.038)	—	—
Total dividends and distributions	(0.252)	(0.306)	(0.396)	(0.238)	(0.211)
Net asset value, end of period	$ 8.530	$ 8.585	$ 8.292	$ 9.925	$ 8.235
Total return[2]	2.40%	7.35%	(12.54%)	23.51%	15.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,453	$180,305	$ 178,896	$208,125	$177,698
Ratio of expenses to average net assets	0.69%	0.74%	0.69%	0.68%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.75%	0.70%	0.69%	0.70%
Ratio of net investment income to average net assets	3.75%	3.19%	3.78%	2.74%	2.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.74%	3.18%	3.77%	2.73%	2.60%
Portfolio turnover	46%	54%	46%	56%	73%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–32

LVIP SSGA Large Cap 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.128	$ 11.363	$ 13.915	$ 13.786	$ 12.878
Income (loss) from investment operations:
Net investment income[1]	0.313	0.339	0.325	0.343	0.342
Net realized and unrealized gain (loss)	0.032	2.700	(1.762)	2.188	2.302
Total from investment operations	0.345	3.039	(1.437)	2.531	2.644
Less dividends and distributions from:
Net investment income	(0.322)	(0.337)	(0.296)	(0.430)	(0.316)
Net realized gain	(0.234)	(0.937)	(0.819)	(1.972)	(1.420)
Total dividends and distributions	(0.556)	(1.274)	(1.115)	(2.402)	(1.736)
Net asset value, end of period	$ 12.917	$ 13.128	$ 11.363	$ 13.915	$ 13.786
Total return[2]	2.98%	27.29%	(11.11%)	18.76%	21.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,182,576	$1,130,811	$ 928,043	$949,169	$1,081,971
Ratio of expenses to average net assets	0.36%	0.36%	0.37%	0.36%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.37%	0.38%	0.37%	0.35%
Ratio of net investment income to average net assets	2.76%	2.65%	2.38%	2.33%	2.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.75%	2.64%	2.37%	2.32%	2.55%
Portfolio turnover	56%	49%	53%	64%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–33

LVIP SSGA Large Cap 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 13.106	$ 11.347	$ 13.895	$ 13.771	$ 12.870
Income (loss) from investment operations:
Net investment income[1]	0.284	0.306	0.291	0.306	0.306
Net realized and unrealized gain (loss)	0.027	2.695	(1.759)	2.183	2.298
Total from investment operations	0.311	3.001	(1.468)	2.489	2.604
Less dividends and distributions from:
Net investment income	(0.293)	(0.305)	(0.261)	(0.393)	(0.283)
Net realized gain	(0.234)	(0.937)	(0.819)	(1.972)	(1.420)
Total dividends and distributions	(0.527)	(1.242)	(1.080)	(2.365)	(1.703)
Net asset value, end of period	$ 12.890	$ 13.106	$ 11.347	$ 13.895	$ 13.771
Total return[2]	2.72%	26.99%	(11.33%)	18.47%	21.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$342,834	$352,450	$ 301,416	$367,538	$323,820
Ratio of expenses to average net assets	0.61%	0.61%	0.62%	0.61%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.62%	0.63%	0.62%	0.60%
Ratio of net investment income to average net assets	2.51%	2.40%	2.13%	2.08%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.50%	2.39%	2.12%	2.07%	2.30%
Portfolio turnover	56%	49%	53%	64%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–34

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 12.754	$ 10.973	$ 13.461	$ 14.163	$ 11.701
Income (loss) from investment operations:
Net investment income[1]	0.196	0.280	0.339	0.309	0.315
Net realized and unrealized gain (loss)	0.546	1.887	(2.091)	0.550	3.107
Total from investment operations	0.742	2.167	(1.752)	0.859	3.422
Less dividends and distributions from:
Net investment income	(0.266)	(0.252)	(0.412)	(0.367)	(0.281)
Net realized gain	—	(0.134)	(0.324)	(1.194)	(0.679)
Return of capital	(0.040)	—	—	—	—
Total dividends and distributions	(0.306)	(0.386)	(0.736)	(1.561)	(0.960)
Net asset value, end of period	$ 13.190	$ 12.754	$ 10.973	$ 13.461	$ 14.163
Total return[2]	5.98%	19.83%	(13.46%)	6.33%	30.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$265,377	$233,154	$ 206,169	$200,815	$146,614
Ratio of expenses to average net assets	0.40%	0.41%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.42%	0.41%	0.41%	0.41%
Ratio of net investment income to average net assets	1.90%	2.32%	2.51%	2.17%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	2.31%	2.50%	2.16%	2.49%
Portfolio turnover	64%	66%	71%	67%	74%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–35

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 12.740	$ 10.964	$ 13.446	$ 14.150	$ 11.696
Income (loss) from investment operations:
Net investment income[1]	0.171	0.249	0.305	0.273	0.283
Net realized and unrealized gain (loss)	0.537	1.882	(2.084)	0.548	3.099
Total from investment operations	0.708	2.131	(1.779)	0.821	3.382
Less dividends and distributions from:
Net investment income	(0.244)	(0.221)	(0.379)	(0.331)	(0.249)
Net realized gain	—	(0.134)	(0.324)	(1.194)	(0.679)
Return of capital	(0.036)	—	—	—	—
Total dividends and distributions	(0.280)	(0.355)	(0.703)	(1.525)	(0.928)
Net asset value, end of period	$ 13.168	$ 12.740	$ 10.964	$ 13.446	$ 14.150
Total return[2]	5.72%	19.52%	(13.67%)	6.07%	29.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,033	$161,176	$ 133,062	$151,360	$139,525
Ratio of expenses to average net assets	0.65%	0.66%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.67%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	1.65%	2.07%	2.26%	1.92%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	2.06%	2.25%	1.91%	2.24%
Portfolio turnover	64%	66%	71%	67%	74%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–36

LVIP SSGA Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and may also sell its shares to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of each Fund is to seek to maximize long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Funds–37

LVIP SSGA Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Funds' understanding of the applicable country’s tax rules and rates.   In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on non convertible bonds are amortized/accreted to interest income using the effective interest method.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Funds in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   The management fees, net of waivers, are calculated daily and paid monthly. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%
LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—%
On the next $400 million.	0.010%	0.005%	0.015%	—%
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
LVIP SSGA Funds–38

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$53,128	$33,096	$84,882	$22,167
Legal	9,404	5,858	15,015	3,921
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$8,570	$50,095	$21,859	$46,114
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
At December 31, 2020, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$251,911	$166,676	$385,248	$118,713
Distribution fees payable to LFD	30,211	37,097	72,637	37,949
Printing and mailing fees payable to Lincoln Life	71	500	—	—
Shareholder servicing fees payable to Lincoln Life	22,829	14,610	37,302	10,923
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP SSGA Funds–39

LVIP SSGA Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$435,317,382	$253,886,640	$771,814,422	$237,844,064
Sales	441,211,449	240,186,665	799,588,919	231,151,358
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments and derivatives	$852,252,012	$523,021,825	$1,120,833,585	$286,755,809
Aggregate unrealized appreciation of investments and derivatives	$139,913,209	$124,823,798	$ 416,089,166	$160,727,742
Aggregate unrealized depreciation of investments and derivatives	(65,211,521)	(41,569,968)	(15,129,487)	(6,891,360)
Net unrealized appreciation of investments and derivatives	$ 74,701,688	$ 83,253,830	$ 400,959,679	$153,836,382
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Funds–40

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
LVIP SSGA Developed International 150 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 36,366,549	$—	$ 36,366,549
Belgium	—	14,060,781	—	14,060,781
Canada	9,703,488	—	—	9,703,488
Denmark	—	6,900,886	—	6,900,886
Finland	—	16,493,056	—	16,493,056
France	—	96,079,248	—	96,079,248
Germany	—	52,393,724	—	52,393,724
Hong Kong	—	43,639,130	—	43,639,130
Italy	—	19,095,372	—	19,095,372
Japan	—	365,859,596	—	365,859,596
Netherlands	—	42,445,041	—	42,445,041
Singapore	—	7,133,750	—	7,133,750
Spain	—	37,762,634	—	37,762,634
Switzerland	958,788	28,752,857	—	29,711,645
United Kingdom	—	121,599,847	—	121,599,847
Preferred Stocks	—	13,824,815	—	13,824,815
Rights	188,099	—	—	188,099
Money Market Fund	13,697,512	—	—	13,697,512
Total Investments	$24,547,887	$902,407,286	$—	$926,955,173
Derivatives:

Assets:
Futures Contract	$477,829	$—	$—	$477,829
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP SSGA Funds–41

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Emerging Markets 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ —	$ 19,922,662	$—	$ 19,922,662
China	—	66,513,415	—	66,513,415
Hong Kong	—	68,888,315	—	68,888,315
Hungary	—	5,760,536	—	5,760,536
India	—	44,643,126	—	44,643,126
Malaysia	—	11,689,247	—	11,689,247
Mexico	33,651,370	—	—	33,651,370
Republic of Korea	—	127,589,412	—	127,589,412
Russia	23,299,064	19,774,696	—	43,073,760
South Africa	11,319,088	45,913,491	—	57,232,579
Taiwan	—	74,539,369	—	74,539,369
Thailand	15,388,684	12,859,110	—	28,247,794
United Arab Emirates	—	20,088,444	—	20,088,444
Preferred Stock	—	4,435,626	—	4,435,626
Total Investments	$83,658,206	$522,617,449	$—	$606,275,655
Derivatives:

Assets:
Futures Contract	$124,275	$—	$—	$124,275
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP SSGA Large Cap 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,521,793,265	$—	$—	$1,521,793,265
Total Investments	$1,521,793,265	$—	$—	$1,521,793,265
Derivatives:

Assets:
Futures Contract	$122,874	$—	$—	$122,874
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Small-Mid Cap 200 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$440,086,194	$—	$—	$440,086,194
Money Market Fund	531,023	—	—	531,023
Total Investments	$440,617,217	$—	$—	$440,617,217
Derivatives:

Assets:
Futures Contract	$25,025	$—	$—	$25,025
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–42

LVIP SSGA Funds
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies (“PFIC”) and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year ended December 31, 2020
Ordinary income	$22,210,822	$18,656,513	$ 36,672,712	$ 8,782,439
Long-term capital gains	—	—	29,718,761	—
Return of capital	—	—	—	1,311,410
Total	$22,210,822	$18,656,513	$ 66,391,473	$10,093,849
Year ended December 31, 2019
Ordinary income	$40,791,284	$21,578,998	$ 47,230,295	$ 7,264,638
Long-term capital gains	10,117,366	—	90,207,150	4,146,383
Return of capital	—	196,012	—	—
Total	$50,908,650	$21,775,010	$137,437,445	$11,411,021
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Undistributed ordinary income	$ 2,344,761	$ 6,540,846	$ 698,634	$ —
Capital loss carryforward	(127,515,419)	(226,134,097)	(121,121,600)	(95,817,841)
Other temporary differences	—	(2)	(2)	(1)
Net unrealized appreciation	74,876,784	82,010,800	400,959,681	153,861,408
Distributable earnings/(accumulated loss)	$ (50,293,874)	$(137,582,453)	$ 280,536,713	$ 58,043,566
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the below Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Short-Term	$867,320	$32,851,188	$10,662,027	$12,129,794
Long-Term	126,648,099	193,282,909	110,459,573	83,688,047
Total	$127,515,419	$226,134,097	$121,121,600	$95,817,841
LVIP SSGA Funds–43

LVIP SSGA Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	25,147,103	13,510,621	11,028,177	11,380,257	29,582,572	9,884,653
Service Class	3,499,343	1,989,737	2,836,035	2,268,015	4,682,939	2,783,490
Shares reinvested:
Standard Class	2,539,388	5,381,959	1,632,222	1,874,284	4,347,574	8,249,891
Service Class	419,004	921,044	633,887	752,239	1,178,678	2,500,377
	31,604,838	21,803,361	16,130,321	16,274,795	39,791,763	23,418,411
Shares redeemed:
Standard Class	(26,319,704)	(19,699,329)	(11,330,258)	(29,914,939)	(28,511,685)	(13,671,307)
Service Class	(3,565,082)	(3,696,410)	(3,552,501)	(3,591,922)	(6,156,944)	(4,953,093)
	(29,884,786)	(23,395,739)	(14,882,759)	(33,506,861)	(34,668,629)	(18,624,400)
Net increase (decrease)	1,720,052	(1,592,378)	1,247,562	(17,232,066)	5,123,134	4,794,011

	LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	8,720,314	4,603,743
Service Class	4,369,832	2,409,849
Shares reinvested:
Standard Class	504,737	551,285
Service Class	314,502	359,471
	13,909,385	7,924,348
Shares redeemed:
Standard Class	(7,387,013)	(5,662,000)
Service Class	(3,891,714)	(2,254,521)
	(11,278,727)	(7,916,521)
Net increase (decrease)	2,630,658	7,827
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP SSGA Funds–44

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2020, each Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2020 were as follows:
LVIP SSGA Developed International 150 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$477,829	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,255,466	$(62,309)
LVIP SSGA Emerging Markets 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$124,275	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,190,978	$(349,396)
LVIP SSGA Large Cap 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$122,874	Receivables and other assets net of liabilities	$—
LVIP SSGA Funds–45

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$672,012	$53,558
LVIP SSGA Small-Mid Cap 200 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$25,025	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$230,072	$(77,954)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP SSGA Developed International 150 Fund	$21,414,558	$—
LVIP SSGA Emerging Markets 100 Fund	9,147,370	—
LVIP SSGA Large Cap 100 Fund	4,176,160	—
LVIP SSGA Small-Mid Cap 200 Fund	4,644,847	—
In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial
LVIP SSGA Funds–46

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Net Assets.
At December 31, 2020, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.
8. Risk Factors
Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund invest to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time.
The LVIP SSGA Emerging Markets 100 Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
The LVIP SSGA Small-Mid Cap 200 Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Funds may invest in REITs and are subject to the risks associated with that industry. If the Funds acquire a direct interest in real estate as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2020. The Funds' REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds' limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA Funds–47

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP SSGA Funds–48

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Funds–49

LVIP SSGA Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund's performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors each Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2021. The Board noted that the net investment
LVIP SSGA Funds–50

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group, giving effect to each Fund’s advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by each Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and the same as the return of the Morningstar peer group median and below the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the benchmark index for the five- and ten-year periods. The Board considered LIAC’s comments that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s deep value and small-cap bias. The Board also noted LIAC’s view that it believes the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s view that underperformance was due to the Fund’s deep value and small-cap bias. The Board noted LIAC’s statement that it remains comfortable with the investment process. The Board considered that LIAC would monitor performance closely. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods and above the return of the Morningstar peer group median and below the benchmark index for the ten-year period. The Board considered LIAC’s comments that underperformance as compared to the benchmark index was primarily attributable to the Fund’s value and small-cap bias. The Board also noted LIAC’s view that it believes the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s comments that underperformance as compared to the benchmark index was primarily attributable to the Fund’s value and small-cap bias. The Board also noted LIAC’s view that the Fund’s longer-term performance and performance attribution have been consistent with its expectations and the prevailing market conditions. The Board concluded that the services provided by SSGA were satisfactory.
LVIP SSGA Funds–51

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the average fees charged by SSGA to other clients with investment strategies similar to the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Funds–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Funds–57

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 7.02% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the Global Tactical Allocation Composite1, returned 14.19% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 7.51%.
Little in the way of diagnostics are needed to ascertain the source of the havoc that was wreaked upon capital markets during the first quarter of 2020. The spread of the Coronavirus Disease 2019 (COVID-19) served as the proximate source. But it was the treatment in the form of social distancing, temporary lock-downs and quarantines and other mobility restrictions that inflicted significant harm to the global economy and financial markets. The magnitude of the damage was staggering, with miasmic milestones turning up in every corner of financial markets. Libor exhibited its sharpest jump since the Global Financial Crisis. The yield on the 10-Year US Treasury note slid below 1% for the first time ever (as would the yield on the 30-Year US Treasury bond for a brief period). Oil prices fell to their lowest levels since 1999. The S&P 500® Index3 registered its third worst daily loss ever on March 16 – outpaced in infamy only by October 19, 1987, and October 28, 1929. And in terms of volatility, the VIX Index surged to its highest reading ever during the depths of the sell-off.
It may be difficult to recall, but at the very start of the year stock markets were still in a reasonably good mood. Notwithstanding some geopolitical turbulence between the United States and Iran, global equity markets marched upwards until the end of January, when concerns around the spread of COVID-19 from China began to negatively affect risk sentiment. But the early stages of risk aversion were fleeting as the People’s Bank of China stepped in to support market liquidity and financial stability and the US ISM Index jumped above 50 for the first time since July 2019. Equity markets continued to advance, and many markets notched all-time highs in mid-February. Amid the shock to markets and economies in March, policy makers globally responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. On the fiscal side, efforts were substantive with advanced economies announcing US$9 trillion in support overall by the end of spring. Monetary policy stimulus followed suit with central banks pledging to keep rates near zero through 2022 while introducing a variety of liquidity programs, swap lines and targeted asset purchase programs.
On the heels of the overwhelmingly friendly policy response, economic growth rebounded strongly across the globe to start the second half of 2020. Markets responded in kind, showing no signs of slowing through most of the summer. In August, at the annual conference in Jackson Hole, the Fed introduced flexible average inflation targeting – allowing for higher inflation than traditionally targeted in order to drive a stronger labor market. Trading in equities got choppier into fall as fiscal support waned and services growth remained restricted given persistent and rising COVID-19 cases. Oil prices traded within a range, while 10-year yields in the US stayed relatively stable. The final quarter of the year saw tighter restrictions across many countries including the UK, which imposed a shut down amid a sharp spike in cases. Economies seemed undaunted nonetheless, as manufacturing continued to show sustained resilience globally. In the US, housing and personal spending registered robust gains. Likewise, China continued its sustained economic recovery, led by growth in exports and manufacturing. Risk assets rallied to close the year on positive news flow on vaccines and US election results. Cyclical sectors registered strong gains with defensive sectors posting modest growth. Commodities registered robust returns and oil prices rose as stronger demand outlook offset concerns on increased supply. The US dollar declined by nearly 4% in the quarter, its weakest fourth quarter performance since 2003, amid increased risk appetite and continued monetary support. The short end of the US Treasury curve remained unchanged but yields on longer maturity drifted higher.
The negative relative return was driven primarily by security selection, where funds designed to capture both value and small cap market premia lagged their broader benchmarks. Asset allocation also weighed negatively on returns relative to the benchmark.
Strategic holdings in the Fund focused on value premia and equities lower in market cap caused the largest drag on relative performance overall. Elsewhere, the Fund’s overweight to intermediate term corporate bonds were the biggest detractor on Fund returns, as they underperformed versus core aggregated bonds and well as the composite benchmark over the period. Additionally, with overall Fund returns positive, cash holdings were a drag on overall returns. In equities, timing in European market positions proved challenging, particularly as the asset class lagged the benchmark for the period.
While positive overall for the year, an underweight to core aggregate bonds still aided benchmark relative returns and they trailed the Fund’s composite benchmark. Bonds generally performed well over the full period. In equities, a consistent overweight to emerging markets in the second half of the year proved valuable as China, Taiwan and Korea all enjoyed swifter recoveries from virus driven economic imbalances. The Fund also enjoyed positive relative returns from holdings across sectors, where technology and consumer discretionary stocks both delivered returns above the broader S&P 500®.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
SSGA Funds Management, Inc.:	Timothy Furbush
Michael Martel
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,400 for the Standard Class shares and to $15,995 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $21,118 and $14,576, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 7.02%
Five Years	+ 6.64%
Ten Years	+ 5.07%
Service Class Shares
One Year	+ 6.75%
Five Years	+ 6.38%
Ten Years	+ 4.81%
1. The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,162.10	0.36%	$1.96
Service Class Shares	1,000.00	1,160.60	0.61%	3.31
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.36%	$1.83
Service Class Shares	1,000.00	1,022.10	0.61%	3.10

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	37.53%
Investment Companies	37.53%
Equity Funds	15.94%
Fixed Income Fund	7.90%
International Equity Funds	13.69%
Unaffiliated Investments	62.34%
Investment Companies	62.34%
Equity Funds	21.29%
Fixed Income Funds	21.15%
International Equity Funds	12.74%
Money Market Fund	7.16%
Total Investments	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–37.53%
INVESTMENT COMPANIES–37.53%
Equity Funds–15.94%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	7,570,475	$ 97,787,828
LVIP SSGA S&P 500 Index Fund	170,510	4,107,067
LVIP SSGA Small-Cap Index Fund	449,978	16,158,271
LVIP SSGA Small-Mid Cap 200 Fund	1,240,307	16,359,656
		134,412,822
Fixed Income Fund–7.90%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	5,524,468	66,608,507
		66,608,507
International Equity Funds–13.69%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	9,671,665	73,794,801
LVIP SSGA Emerging Markets 100 Fund	2,464,460	21,016,914
LVIP SSGA International Index Fund	1,994,113	20,686,934
		115,498,649
Total Affiliated Investments (Cost $271,915,391)		316,519,978
UNAFFILIATED INVESTMENTS–62.34%
INVESTMENT COMPANIES–62.34%
Equity Funds–21.29%
Communication Services Select Sector SPDR Fund	120,989	8,164,338
Consumer Discretionary Select Sector SPDR® Fund	103,534	16,646,197
Consumer Staples Select Sector SPDR® Fund	236,542	15,954,758
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Materials Select Sector SPDR Fund	113,652	$ 8,227,268
SPDR® S&P 500 ETF Trust	240,396	89,879,256
SPDR Portfolio S&P 600 Small Cap ETF	1,137,012	40,705,030
		179,576,847
Fixed Income Funds–21.15%
SPDR® Portfolio TIPS ETF	2,600,349	81,052,878
SPDR® Portfolio Aggregate Bond ETF	2,096,298	64,545,016
SPDR® Portfolio Intermediate Term Corporate Bond ETF	550,362	20,462,459
SPDR® Portfolio Long Term Corporate Bond ETF	372,902	12,343,056
		178,403,409
International Equity Funds–12.74%
SPDR® Portfolio Developed World ex-US ETF	1,893,858	63,917,707
SPDR® Portfolio Emerging Markets ETF	883,266	37,238,495
Vanguard FTSE Pacific ETF	79,012	6,288,565
		107,444,767
Money Market Fund–7.16%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	60,444,661	60,444,661
		60,444,661
Total Unaffiliated Investments (Cost $457,937,157)		525,869,684

TOTAL INVESTMENTS–99.87% (Cost $729,852,548)	842,389,662
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	1,089,532
NET ASSETS APPLICABLE TO 67,772,652 SHARES OUTSTANDING–100.00%	$843,479,194

✧✧ Standard Class shares.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
14	British Pound	$1,195,163	$1,170,744	3/15/21	$ 24,419	$ —
13	Euro	1,989,975	1,973,824	3/15/21	16,151	—
12	Japanese Yen	1,453,350	1,443,107	3/15/21	10,243	—
					50,813	—
Equity Contracts:
33	E-mini MSCI Emerging Markets Index	2,125,530	2,065,547	3/19/21	59,983	—
26	E-mini Russell 2000 Index	2,567,240	2,475,600	3/19/21	91,640	—
46	E-mini S&P 500 Index	8,622,240	8,429,039	3/19/21	193,201	—
45	Euro STOXX 50 Index	1,951,586	1,924,274	3/19/21	27,312	—
13	FTSE 100 Index	1,141,316	1,152,654	3/19/21	—	(11,338)
5	Nikkei 225 Index (OSE)	1,328,749	1,278,407	3/11/21	50,342	—
					422,478	(11,338)
Total Futures Contracts					$473,291	$(11,338)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Unaffiliated investments, at value	$525,869,684
Affiliated investments, at value	316,519,978
Cash collateral held at broker for futures contracts	1,433,685
Dividends and interest receivable	402,355
Receivable for fund shares sold	70,526
Variation margin due from broker on futures contracts	36,782
Prepaid expenses	2,753
Foreign currencies, at value	1
TOTAL ASSETS	844,335,764
LIABILITIES:
Payable for fund shares redeemed	416,969
Due to manager and affiliates	401,833
Other accrued expenses payable	37,768
TOTAL LIABILITIES	856,570
TOTAL NET ASSETS	$843,479,194
Unaffiliated investments, at cost	$457,937,157
Affiliated investments, at cost	271,915,391
Standard Class:
Net Assets	$ 48,644,252
Shares Outstanding	3,908,385
Net Asset Value Per Share	$ 12.446
Service Class:
Net Assets	$794,834,942
Shares Outstanding	63,864,267
Net Asset Value Per Share	$ 12.446
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$759,766,340
Distributable earnings/(accumulated loss)	83,712,854
TOTAL NET ASSETS	$843,479,194
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 8,809,359
Dividends from affiliated investments	7,755,083
Interest	80,240
16,644,682
EXPENSES:
Management fees	3,216,920
Distribution fees-Service Class	1,898,762
Shareholder servicing fees	233,227
Accounting and administration expenses	128,600
Reports and statements to shareholders	52,449
Professional fees	42,812
Trustees’ fees and expenses	20,056
Custodian fees	12,374
Consulting fees	3,532
Pricing fees	925
Other	12,705
5,622,362
Less:
Management fees waived	(804,230)
Total operating expenses	4,818,132
NET INVESTMENT INCOME	11,826,550
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(5,613,123)
Sale of unaffiliated investments	16,309,720
Distributions from affiliated investment companies	2,790,383
Futures contracts	(5,958,684)
Net realized gain	7,528,296
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	14,126,230
Unaffiliated investments	16,506,180
Foreign currencies	(3,152)
Futures contracts	265,042
Net change in unrealized appreciation (depreciation)	30,894,300
NET REALIZED AND UNREALIZED GAIN	38,422,596
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,249,146
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,826,550	$ 18,108,740
Net realized gain	7,528,296	23,122,133
Net change in unrealized appreciation (depreciation)	30,894,300	84,754,844
Net increase in net assets resulting from operations	50,249,146	125,985,717
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,424,133)	(1,859,571)
Service Class	(38,407,508)	(30,655,880)
	(40,831,641)	(32,515,451)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,320,592	2,204,676
Service Class	18,261,647	22,993,118
Reinvestment of dividends and distributions:
Standard Class	2,424,133	1,859,571
Service Class	38,407,508	30,655,880
	62,413,880	57,713,245
Cost of shares redeemed:
Standard Class	(5,949,681)	(5,481,481)
Service Class	(107,629,089)	(115,051,432)
	(113,578,770)	(120,532,913)
Decrease in net assets derived from capital share transactions	(51,164,890)	(62,819,668)
NET INCREASE (DECREASE) IN NET ASSETS	(41,747,385)	30,650,598
NET ASSETS:
Beginning of year	885,226,579	854,575,981
End of year	$ 843,479,194	$ 885,226,579
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 12.268	$ 11.026	$ 12.394	$ 11.227	$ 10.841
Income (loss) from investment operations:
Net investment income[3]	0.198	0.274	0.251	0.268	0.215
Net realized and unrealized gain (loss)	0.615	1.455	(1.265)	1.396	0.395
Total from investment operations	0.813	1.729	(1.014)	1.664	0.610
Less dividends and distributions from:
Net investment income	(0.220)	(0.310)	(0.354)	(0.497)	(0.224)
Net realized gain	(0.415)	(0.177)	—	—	—
Total dividends and distributions	(0.635)	(0.487)	(0.354)	(0.497)	(0.224)
Net asset value, end of period	$ 12.446	$ 12.268	$ 11.026	$ 12.394	$ 11.227
Total return[4]	7.02%	15.75%	(8.18%)	14.82%	5.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,644	$ 48,147	$ 44,683	$ 50,670	$47,250
Ratio of expenses to average net assets[5]	0.36%	0.36%	0.35%	0.34%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.46%	0.46%	0.45%	0.44%	0.43%
Ratio of net investment income to average net assets	1.71%	2.30%	2.05%	2.22%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.61%	2.20%	1.95%	2.12%	1.84%
Portfolio turnover	81%	65%	34%	41%	64%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 12.270	$ 11.028	$ 12.392	$ 11.227	$ 10.843
Income (loss) from investment operations:
Net investment income[3]	0.169	0.244	0.220	0.237	0.187
Net realized and unrealized gain (loss)	0.612	1.454	(1.262)	1.395	0.393
Total from investment operations	0.781	1.698	(1.042)	1.632	0.580
Less dividends and distributions from:
Net investment income	(0.190)	(0.279)	(0.322)	(0.467)	(0.196)
Net realized gain	(0.415)	(0.177)	—	—	—
Total dividends and distributions	(0.605)	(0.456)	(0.322)	(0.467)	(0.196)
Net asset value, end of period	$ 12.446	$ 12.270	$ 11.028	$ 12.392	$ 11.227
Total return[4]	6.75%	15.47%	(8.40%)	14.53%	5.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$794,835	$837,080	$809,893	$960,694	$919,852
Ratio of expenses to average net assets[5]	0.61%	0.61%	0.60%	0.59%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	0.71%	0.70%	0.69%	0.68%
Ratio of net investment income to average net assets	1.46%	2.05%	1.80%	1.97%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.95%	1.70%	1.87%	1.59%
Portfolio turnover	81%	65%	34%	41%	64%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. The Sub-Adviser is also responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$49,884
Legal	8,829
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,140 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$213,500
Distribution fees payable to LFD	167,695
Shareholder servicing fees payable to Lincoln Life	20,638
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-37.53%@
Equity Funds-15.94%@
✧✧LVIP SSGA Large Cap 100 Fund	$105,640,739	$ 18,878,633	$ 28,214,461	$(2,962,323)	$ 4,445,240	$ 97,787,828	7,570,475	$2,379,251	$1,909,382
✧✧LVIP SSGA S&P 500 Index Fund	39,161,112	1,701,037	39,200,000	3,739,922	(1,295,004)	4,107,067	170,510	177,423	253,614
✧✧LVIP SSGA Small-Cap Index Fund	44,595,487	14,652,227	40,570,000	(6,555,529)	4,036,086	16,158,271	449,978	144,839	627,387
✧✧LVIP SSGA Small-Mid Cap 200 Fund	17,518,730	5,579,964	9,000,000	(1,066,336)	3,327,298	16,359,656	1,240,307	389,964	—
Fixed Income Fund-7.90%@
✧✧LVIP SSGA Bond Index Fund	125,273,619	24,447,816	90,009,736	5,073,465	1,823,343	66,608,507	5,524,468	1,438,012	—
International Equity Funds-13.69%@
✧✧LVIP SSGA Developed International 150 Fund	78,122,906	13,378,815	14,630,000	(2,025,919)	(1,051,001)	73,794,801	9,671,665	1,788,815	—
✧✧LVIP SSGA Emerging Markets 100 Fund	18,079,286	15,486,502	11,340,000	(1,874,801)	665,927	21,016,914	2,464,460	716,502	—
✧✧LVIP SSGA International Index Fund	8,793,918	30,350,277	20,690,000	58,398	2,174,341	20,686,934	1,994,113	720,277	—
Total	$437,185,797	$124,475,271	$253,654,197	$(5,613,123)	$14,126,230	$316,519,978		$7,755,083	$2,790,383

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$621,677,056
Sales	742,122,426
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$749,501,543
Aggregate unrealized appreciation of investments and derivatives	$ 92,938,459
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 92,938,459
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$316,519,978	$—	$—	$316,519,978
Unaffiliated Investment Companies	525,869,684	—	—	525,869,684
Total Investments	$842,389,662	$—	$—	$842,389,662
Derivatives:
Assets:
Futures Contracts	$ 473,291	$—	$—	$ 473,291
Liabilities:
Futures Contract	$ (11,338)	$—	$—	$ (11,338)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts, straddle losses, pass-through consent dividends from the Underlying Funds and return of capital distributions from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$19,692,141	$19,818,573
Long-term capital gains	21,139,500	12,696,878
Total	$40,831,641	$32,515,451
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 18,491,596
Undistributed long-term capital gains	12,177,972
Other temporary differences	(39,895,967)
Net unrealized appreciation	92,939,253
Distributable earnings/(accumulated loss)	$ 83,712,854
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	288,347	185,113
Service Class	1,626,718	1,948,946
Shares reinvested:
Standard Class	206,957	152,581
Service Class	3,293,217	2,518,481
	5,415,239	4,805,121
Shares redeemed:
Standard Class	(511,337)	(465,930)
Service Class	(9,276,735)	(9,688,424)
	(9,788,072)	(10,154,354)
Net decrease	(4,372,833)	(5,349,233)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$422,478	Variation margin due from broker on futures contracts	$(11,338)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	50,813	Variation margin due from broker on futures contracts	—
Total		$473,291		$(11,338)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(8,124,564)	$221,216
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,165,880	43,826
Total		$(5,958,684)	$265,042
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$15,929,089	$40,790,686
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Fund’s subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of the respective Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve effective May 1, 2020, to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior sub-adviser’s performance.
The Board considered that LIAC had delegated the day-to-day investment management of the Equity Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board considered that the subadviser manages the Equity Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Global Tactical Allocation Composite). The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–25

LVIP SSGA International Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA International Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 7.85% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI EAFE® NR Index (net dividends)1, returned 7.82%.
Little in the way of diagnostics are needed to ascertain the source of the havoc that was wreaked upon capital markets during the first quarter of 2020. The spread of the Coronavirus Disease 2019 (COVID-19) served as the proximate source, but it was the treatment in the form of social distancing, temporary lock-downs and quarantines and other mobility restrictions that inflicted significant harm to the global economy and financial markets. The magnitude of the damage was staggering, with miasmic milestones turning up in every corner of financial markets.
Markets sold off aggressively towards the end of February and briefly stabilized in early March amidst encouraging statements from central bankers and a strong showing by Democratic Presidential candidate Joe Biden at the Super Tuesday primary elections.
The global economy suffered from an unprecedented shock in March and April driven by government-imposed lockdowns to contain the spread of the COVID-19 pandemic. Policy makers responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. Economic data in May indicated that the stimulus support and re-opening plans were working, and the economic recovery had begun.
Led by the United States, economic growth rebounded strongly across the globe in the third quarter amid relaxation in COVID-19-related lockdowns, fiscal and monetary policy support and pent up demand release. Though infection rates were re-surging in some developed economies, the worst seemed to be behind as key vaccine trials continued to make quick progress. Approvals to use vaccines manufactured by Pfizer-BioNTech, Moderna and Oxford-AstraZeneca led to the largest momentum changes in the history of equity markets. Hard-hit sectors, such as energy, traditional retail, hotels, airlines and financials, rallied, while pandemic winners, such as online retail, health care and home improvement, lagged.
On an individual security level, the top positive contributors to the Fund’s performance during the period were ASML Holding NV, Softbank Group Corp and LVMH Moet Hennessy Louis Vuitton SE. The top negative contributors to the Fund’s performance during the period were HSBC Holdings PLC, BP PLC and Royal Dutch Shell Plc Class A.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 12/31/10. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,597 for the Standard Class shares and to $16,188 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,095. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 7.85%
Five Years	+ 7.34%
Ten Years	+ 5.20%
Service Class Shares
One Year	+ 7.58%
Five Years	+ 7.07%
Ten Years	+ 4.93%

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund
2020 Annual Report Commentary (unaudited) (continued)
1 The MSCI EAFE® NR Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,210.70	0.38%	$2.11
Service Class Shares	1,000.00	1,209.20	0.63%	3.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.93
Service Class Shares	1,000.00	1,022.00	0.63%	3.20

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Security Type/Country	Percentage of Net Assets
Common Stock	99.09%
Australia	6.93%
Austria	0.18%
Belgium	0.91%
Chile	0.04%
China	0.04%
Denmark	2.49%
Finland	1.23%
France	10.86%
Germany	8.65%
Greenland	0.17%
Hong Kong	3.24%
Ireland	0.69%
Isle Of Man	0.05%
Israel	0.62%
Italy	2.18%
Japan	25.40%
Luxembourg	0.07%
Malta	0.00%
Mexico	0.02%
Netherlands	4.74%
New Zealand	0.39%
Norway	0.60%
Portugal	0.18%
Singapore	1.05%
Spain	2.43%
Sweden	3.29%
Switzerland	9.87%
United Kingdom	12.77%
Preferred Stocks	0.55%
Rights	0.01%
Warrant	0.00%
Total Investments	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.12%
Air Freight & Logistics	0.63%
Airlines	0.10%
Auto Components	0.86%
Automobiles	3.06%
Banks	7.67%
Sector	Percentage of Net Assets
Beverages	2.11%
Biotechnology	0.99%
Building Products	1.11%
Capital Markets	2.74%
Chemicals	3.73%
Commercial Services & Supplies	0.39%
Communications Equipment	0.35%
Construction & Engineering	0.79%
Construction Materials	0.56%
Consumer Finance	0.01%
Containers & Packaging	0.07%
Diversified Financial Services	0.79%
Diversified Telecommunication Services	1.86%
Electric Utilities	2.35%
Electrical Equipment	2.10%
Electronic Equipment, Instruments & Components	2.07%
Energy Equipment & Services	0.03%
Entertainment	0.95%
Equity Real Estate Investment Trusts	1.38%
Food & Staples Retailing	1.46%
Food Products	3.39%
Gas Utilities	0.46%
Health Care Equipment & Supplies	2.27%
Health Care Providers & Services	0.52%
Health Care Technology	0.26%
Hotels, Restaurants & Leisure	1.43%
Household Durables	1.50%
Household Products	0.90%
Independent Power and Renewable Electricity Producers	0.08%
Industrial Conglomerates	1.17%
Insurance	5.07%
Interactive Media & Services	0.34%
Internet & Direct Marketing Retail	0.91%
IT Services	1.88%
Leisure Products	0.29%
Life Sciences Tools & Services	0.51%
Machinery	3.27%
Marine	0.24%
Media	0.44%
Metals & Mining	3.11%
Multiline Retail	0.47%
Multi-Utilities	0.92%
Oil, Gas & Consumable Fuels	3.09%
Paper & Forest Products	0.37%
Personal Products	2.16%
Pharmaceuticals	8.18%
Professional Services	1.57%
Real Estate Management & Development	1.72%
LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Road & Rail	0.81%
Semiconductors & Semiconductor Equipment	2.49%
Software	1.70%
Specialty Retail	0.97%
Technology Hardware, Storage & Peripherals	0.43%
Textiles, Apparel & Luxury Goods	3.00%
Tobacco	0.89%
Trading Companies & Distributors	1.35%
Transportation Infrastructure	0.49%
Water Utilities	0.11%
Wireless Telecommunication Services	1.61%
Total	99.65%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	2.14%
Roche Holding	1.54%
Novartis	1.31%
ASML Holding	1.29%
LVMH Moet Hennessy Louis Vuitton	1.09%
Toyota Motor	1.03%
Unilever	0.99%
BHP Group	0.96%
AIA Group	0.92%
Royal Dutch Shell	0.86%
Total	12.13%

IT–Information Technology

LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.09%
Australia–6.93%
†Afterpay	40,713	$ 3,701,043
AGL Energy	127,014	1,172,386
AMP	714,559	858,701
Ampol	47,268	1,036,522
APA Group	223,823	1,665,348
Aristocrat Leisure	104,625	2,512,147
ASX	36,750	2,039,515
Aurizon Holdings	325,129	976,827
AusNet Services	423,665	574,186
Australia & New Zealand Banking Group	532,380	9,342,274
BHP Group	556,455	18,181,912
BlueScope Steel	86,097	1,162,721
Brambles	288,390	2,365,458
†CIMIC Group	20,732	389,972
Coca-Cola Amatil	104,489	1,041,140
†Cochlear	11,375	1,659,786
Coles Group	240,196	3,355,880
Commonwealth Bank of Australia	331,202	21,051,859
Computershare	101,158	1,138,343
†Crown Resorts	79,376	590,753
CSL	85,934	18,775,934
Dexus	199,042	1,443,638
Evolution Mining	282,375	1,086,682
Fortescue Metals Group	313,031	5,654,091
Goodman Group	305,211	4,461,413
GPT Group	337,644	1,174,437
†Insurance Australia Group	468,032	1,698,521
†James Hardie Industries	80,323	2,380,535
LendLease Group	120,231	1,215,634
Macquarie Group	64,941	6,931,762
Magellan Financial Group	26,419	1,094,232
Medibank	570,717	1,321,861
Mirvac Group	701,067	1,423,848
National Australia Bank	622,142	10,846,322
Newcrest Mining	159,555	3,184,359
Northern Star Resources	135,629	1,325,635
Oil Search	373,267	1,069,759
Orica	80,976	947,079
Origin Energy	352,592	1,294,495
†Qantas Airways	154,254	578,414
QBE Insurance Group	271,525	1,769,915
†Ramsay Health Care	32,540	1,563,572
REA Group	8,586	983,504
Rio Tinto (Australian Securities Exchange)	69,054	6,072,714
Santos	350,731	1,698,487
†Scentre Group	907,792	1,949,926
†SEEK	56,009	1,227,990
Sonic Healthcare	86,376	2,140,123
South32	484,212	925,409
South32 (London Stock Exchange)	368,248	696,271
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Stockland	429,346	$ 1,386,174
Suncorp Group	252,449	1,899,799
†Sydney Airport	275,092	1,361,656
†Tabcorp Holdings	405,855	1,221,922
Telstra	792,262	1,819,514
†TPG Telecom	79,097	439,301
Transurban Group	510,515	5,379,705
Treasury Wine Estates	138,038	998,545
Vicinity Centres	683,296	844,875
Washington H Soul Pattinson & Co.	25,511	593,434
Wesfarmers	212,650	8,265,091
Westpac Banking	669,668	9,965,543
WiseTech Global	30,236	718,564
Woodside Petroleum	174,160	3,055,751
Woolworths Group	236,377	7,164,690
		206,867,899
Austria–0.18%
Erste Group Bank	48,919	1,490,205
OMV	28,032	1,119,684
†Raiffeisen Bank International	31,533	640,802
Verbund	14,513	1,232,983
voestalpine	24,055	858,539
		5,342,213
Belgium–0.91%
Ageas	35,067	1,862,307
†Anheuser-Busch InBev	143,340	10,000,357
Colruyt	11,289	668,460
Elia Group	6,775	808,666
†Galapagos	8,399	831,285
Groupe Bruxelles Lambert	21,026	2,119,295
†KBC Group	45,857	3,209,126
Proximus	32,419	640,382
Sofina	2,794	945,144
Solvay Class A	14,260	1,681,746
UCB	23,050	2,381,004
Umicore	39,728	1,909,529
		27,057,301
Chile–0.04%
Antofagasta	66,473	1,304,145
		1,304,145
China–0.04%
Budweiser Brewing	349,200	1,153,524
		1,153,524
Denmark–2.49%
Ambu Class B	27,691	1,189,589
AP Moller - Maersk Class A	656	1,355,152
AP Moller - Maersk Class B	1,159	2,579,067
LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
Carlsberg Class B	18,862	$ 3,023,812
†Chr Hansen Holding	18,361	1,897,089
Coloplast Class B	21,378	3,269,313
†Danske Bank	124,239	2,053,348
†Demant	23,525	929,841
DSV Panalpina	38,709	6,505,503
†Genmab	11,930	4,837,542
GN Store Nord	23,990	1,912,341
H Lundbeck	14,854	508,512
Novo Nordisk Class B	321,860	22,452,676
Novozymes Class B	41,254	2,349,825
Orsted	35,374	7,237,704
†Pandora	17,850	1,997,732
Rockwool International Class B	1,524	570,366
Tryg	25,758	810,119
Vestas Wind Systems	36,884	8,713,082
		74,192,613
Finland–1.23%
Elisa	28,903	1,584,441
Fortum	77,853	1,880,938
Kesko Class B	51,648	1,325,629
Kone Class B	63,374	5,163,723
Neste	78,730	5,716,094
†Nokia	1,046,555	4,042,133
†Nordea Bank	603,260	4,943,720
Orion Class B	22,258	1,022,420
Sampo Class A	90,834	3,883,476
Stora Enso Class R	115,102	2,203,940
UPM-Kymmene	103,790	3,870,500
Wartsila	94,584	946,633
		36,583,647
France–10.86%
†Accor	33,285	1,207,606
†Aeroports de Paris	6,327	818,566
Air Liquide	89,435	14,662,584
†Airbus	110,834	12,163,380
†Alstom	47,677	2,715,636
†Amundi	12,897	1,051,129
Arkema	12,087	1,383,017
†Atos	19,646	1,793,987
AXA	363,019	8,706,044
BioMerieux	6,841	962,834
†BNP Paribas	211,746	11,178,535
Bollore	187,188	774,986
Bouygues	42,213	1,736,135
†Bureau Veritas	50,111	1,337,700
Capgemini	29,815	4,637,791
Carrefour	123,033	2,106,868
†Cie de Saint-Gobain	95,066	4,372,311
Cie Generale des Etablissements Michelin	32,512	4,186,142
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
†CNP Assurances	36,584	$ 594,381
Covivio	10,450	958,912
†Creditricole	208,652	2,637,762
Danone	115,805	7,620,680
†Dassault Aviation	534	581,485
Dassault Systemes	24,528	4,974,755
Edenred	44,248	2,512,899
†Eiffage	14,950	1,445,095
†Electricite de France	108,270	1,713,301
†Engie	339,973	5,211,789
EssilorLuxottica	53,331	8,310,804
†Eurazeo	8,562	581,786
†Faurecia	16,181	829,060
Gecina	8,101	1,259,706
†Getlink	77,105	1,334,009
Hermes International	5,915	6,360,269
Iliad	2,271	466,155
Ipsen	8,038	664,647
Kering	14,268	10,354,765
Klepierre	30,955	698,158
La Francaise des Jeux SAEM	18,848	863,918
Legrand	49,492	4,427,384
L'Oreal	47,608	18,164,927
LVMH Moet Hennessy Louis Vuitton	51,980	32,539,530
†Natixis	195,108	668,540
Orange	370,596	4,411,955
†Orpea	8,949	1,173,500
Pernod Ricard	39,823	7,647,866
†Peugeot	106,769	2,923,938
Publicis Groupe	39,613	1,968,819
Remy Cointreau	4,852	905,654
†Renault	36,247	1,586,601
†Safran	60,164	8,527,270
Sanofi	214,098	20,751,023
Sartorius Stedim Biotech	5,114	1,819,277
Schneider Electric	101,869	14,722,864
†SCOR	33,793	1,096,128
SEB	4,812	874,984
SES FDR	77,639	728,657
†Societe Generale	148,252	3,081,952
Sodexo	16,053	1,357,662
STMicroelectronics	117,291	4,339,268
Suez	58,012	1,149,755
Teleperformance	10,696	3,550,871
Thales	18,645	1,705,882
TOTAL	471,522	20,351,926
†Ubisoft Entertainment	17,718	1,707,458
Unibail-Rodamco-Westfield	164,321	1,880,237
Valeo	41,370	1,631,809
Veolia Environnement	103,995	2,564,239
†Vinci	98,433	9,804,845
Vivendi	154,261	4,975,605

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Wendel	5,771	$ 688,711
†Worldline	44,173	4,291,321
		323,790,045
Germany–8.65%
†adidas	35,893	13,058,043
Allianz	78,918	19,388,010
Aroundtown	172,110	1,283,240
BASF	173,150	13,686,236
Bayer	185,027	10,900,154
Bayerische Motoren Werke	61,687	5,444,282
Bechtle	5,162	1,125,019
Beiersdorf	18,253	2,098,358
Brenntag	27,379	2,129,032
Carl Zeiss Meditec Class B	8,578	1,137,596
†Commerzbank	167,606	1,083,148
Continental	20,051	2,984,294
Covestro	33,739	2,078,774
Daimler	161,118	11,419,930
†Delivery Hero	23,631	3,695,626
†Deutsche Bank	359,510	3,954,245
Deutsche Boerse	35,476	6,040,580
†Deutsche Lufthansa	50,640	670,059
Deutsche Post	185,866	9,207,013
Deutsche Telekom	628,122	11,464,850
Deutsche Wohnen	61,497	3,281,159
E.ON	417,212	4,619,887
Evonik Industries	40,700	1,330,260
Fresenius & Co.	76,086	3,518,354
Fresenius Medical Care & Co.	38,355	3,198,322
GEA Group	25,921	927,121
Hannover Rueck	10,828	1,725,510
HeidelbergCement	28,088	2,091,306
†HelloFresh	27,945	2,161,605
Henkel & Co.	19,599	1,888,570
HOCHTIEF	5,270	512,832
Infineon Technologies	246,944	9,430,447
KION Group	12,297	1,066,421
Knorr-Bremse	13,717	1,871,464
LANXESS	15,612	1,187,303
LEG Immobilien	12,969	2,012,073
Merck	23,601	4,047,909
MTU Aero Engines	9,472	2,469,058
Muenchener Rueckversicherungs-Gesellschaft in Muenchen Class R	26,265	7,804,020
Nemetschek	12,664	941,167
†Puma	17,680	1,989,475
†QIAGEN	43,250	2,242,904
Rational	968	900,517
RWE	119,576	5,058,930
SAP	195,243	25,287,615
Scout24	20,155	1,646,942
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Siemens	144,789	$ 20,856,334
Siemens Healthineers	48,722	2,507,294
Symrise	23,587	3,135,734
†TeamViewer	28,507	1,531,322
Telefonica Deutschland Holding	190,187	523,828
Uniper	34,941	1,210,699
United Internet	19,309	812,814
Volkswagen	5,406	1,127,169
Vonovia	96,412	7,041,360
†Zalando	29,429	3,273,430
		258,079,644
Greenland–0.17%
Ferguson	41,711	5,067,905
		5,067,905
Hong Kong–3.24%
AIA Group	2,261,800	27,562,563
ASM Pacific Technology	65,000	858,434
Bank of East Asia	277,746	594,173
BOC Hong Kong Holdings	668,000	2,024,858
CK Asset Holdings	501,424	2,565,736
CK Hutchison Holdings	522,660	3,649,123
CK Infrastructure Holdings	141,000	757,226
CLP Holdings	320,500	2,963,547
†ESR Cayman	318,200	1,142,228
†Galaxy Entertainment Group	423,000	3,292,859
Hang Lung Properties	431,000	1,135,797
Hang Seng Bank	146,900	2,535,207
Henderson Land Development	236,149	917,357
HK Electric Investments	564,808	555,882
HKT Trust	806,592	1,046,093
Hong Kong & China Gas	2,078,437	3,109,564
Hong Kong Exchanges & Clearing	226,908	12,446,288
Hongkong Land Holdings	248,700	1,027,172
Jardine Matheson Holdings	39,700	2,220,743
Jardine Strategic Holdings	35,900	893,192
Link REIT	380,210	3,452,981
†Melco Resorts & Entertainment ADR	44,746	830,038
MTR	283,296	1,584,371
New World Development	280,869	1,306,717
PCCW	819,483	493,491
Power Assets Holdings	254,000	1,375,571
Sands China	423,468	1,849,453
Sino Land	682,363	887,970
†SJM Holdings	422,591	473,800
Sun Hung Kai Properties	255,005	3,261,253
Swire Pacific Class A	106,000	583,891

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Swire Properties	249,361	$ 725,000
Techtronic Industries	264,500	3,780,610
WH Group	1,768,293	1,482,805
Wharf Real Estate Investment	317,000	1,647,483
†Wynn Macau	332,353	559,171
Xinyi Glass Holdings	344,000	962,182
		96,554,829
Ireland–0.69%
CRH	146,559	6,232,651
†Flutter Entertainment	28,751	5,846,089
Kerry Group Class A	29,457	4,278,435
†Kingspan Group	29,527	2,070,513
Smurfit Kappa Group	45,926	2,134,253
		20,561,941
Isle Of Man–0.05%
†GVC Holdings	102,403	1,588,353
		1,588,353
Israel–0.62%
Azrieli Group	9,046	574,937
†Bank Hapoalim	203,905	1,400,469
Bank Leumi Le-Israel	284,784	1,681,010
†Check Point Software Technologies	20,064	2,666,706
†CyberArk Software	8,000	1,292,720
Elbit Systems	5,177	682,451
ICL Group	150,076	766,092
Israel Discount Bank Class A	248,083	957,864
Mizrahi Tefahot Bank	29,977	695,392
†Nice	12,035	3,404,912
†Teva Pharmaceutical Industries	139,930	1,351,880
†Teva Pharmaceutical Industries ADR	55,369	534,311
†Wix.com	10,400	2,599,584
		18,608,328
Italy–2.18%
†Amplifon	23,545	978,675
Assicurazioni Generali	215,042	3,765,039
†Atlantia	91,704	1,655,986
†CNH Industrial	199,711	2,510,449
Davide Campari-Milano	100,699	1,154,246
DiaSorin	4,246	886,525
Enel	1,536,459	15,633,052
Eni	471,876	4,926,248
Ferrari	23,451	5,439,256
†FinecoBank Banca Fineco	108,256	1,785,360
Infrastrutture Wireless Italiane	52,629	637,993
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
†Intesa Sanpaolo	3,095,768	$ 7,317,519
Mediobanca Banca di Credito Finanziario	101,836	942,678
†Moncler	35,950	2,210,228
†Nexi SpA	83,097	1,653,556
Poste Italiane	111,347	1,138,942
Prysmian	42,244	1,503,575
Recordati Industria Chimica e Farmaceutica	16,947	942,403
Snam	388,864	2,196,146
Telecom Italia	1,310,035	608,051
Telecom Italia RSP	1,284,683	669,402
Tenaris	100,642	815,577
Terna Rete Elettrica Nazionale	268,067	2,059,875
†UniCredit	387,676	3,632,290
		65,063,071
Japan–25.40%
ABC-Mart	7,000	389,216
Acom	85,100	363,356
Advantest	37,400	2,801,329
Aeon	125,500	4,117,198
Aeon Mall	21,790	359,879
AGC	34,200	1,195,941
Air Water	31,800	565,824
Aisin Seiki	34,700	1,040,625
Ajinomoto	86,600	1,962,332
Alfresa Holdings	41,800	766,164
Amada	70,600	776,895
†ANA Holdings	24,500	541,342
Asahi Group Holdings	85,900	3,537,550
Asahi Intecc	33,700	1,230,902
Asahi Kasei	226,400	2,320,630
Astellas Pharma	347,200	5,375,961
Azbil	23,300	1,274,558
Bandai Namco Holdings	36,700	3,178,247
Bank of Kyoto	11,300	589,163
Bridgestone	100,600	3,299,262
Brother Industries	47,500	980,564
Calbee	17,100	515,471
Canon	194,700	3,771,830
Capcom	16,600	1,076,554
Casio Computer	39,300	719,209
Central Japan Railway	26,100	3,690,628
Chiba Bank	80,000	441,461
Chubu Electric Power	115,900	1,398,678
Chugai Pharmaceutical	125,300	6,685,400
Chugoku Electric Power	59,300	695,917
Coca-Cola Bottlers Japan Holdings	26,400	412,376
Concordia Financial Group	225,700	796,173
Cosmos Pharmaceutical	4,300	694,354
CyberAgent	17,400	1,200,332

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Dai Nippon Printing	52,400	$ 942,552
Daifuku	18,900	2,338,790
Dai-ichi Life Holdings	207,100	3,120,043
Daiichi Sankyo	320,500	10,983,591
Daikin Industries	46,900	10,433,705
Daito Trust Construction	11,300	1,056,036
Daiwa House Industry	109,600	3,258,702
Daiwa House REIT Investment	398	984,599
Daiwa Securities Group	260,800	1,187,900
Denso	78,900	4,696,186
Dentsu	41,900	1,247,022
Disco	5,700	1,921,087
East Japan Railway	54,700	3,649,332
Eisai	45,400	3,246,697
ENEOS Holdings	551,960	1,982,476
FANUC	36,000	8,886,565
Fast Retailing	11,000	9,863,471
Fuji Electric	27,000	974,593
FUJIFILM Holdings	65,100	3,434,155
Fujitsu	36,500	5,275,543
Fukuoka Financial Group	36,700	654,175
GLP J-REIT	633	998,881
GMO Payment Gateway	7,700	1,034,752
Hakuhodo DY Holdings	49,700	682,918
Hamamatsu Photonics	25,300	1,447,509
Hankyu Hanshin Holdings	42,100	1,400,334
Harmonic Drive Systems	7,300	653,252
Hikari Tsushin	4,500	1,055,853
Hino Motors	61,200	522,451
Hirose Electric	5,387	817,591
Hisamitsu Pharmaceutical	7,300	433,918
Hitachi	181,200	7,151,837
Hitachi Construction Machinery	22,900	651,127
†Hitachi Metals	45,700	694,820
Honda Motor	306,300	8,642,645
Hoshizaki	8,500	780,507
Hoya	70,600	9,777,733
Hulic	64,600	710,611
Ibiden	20,000	934,943
Idemitsu Kosan	41,783	919,931
Iida Group Holdings	31,400	634,851
Inpex	206,100	1,111,355
Isuzu Motors	117,500	1,118,557
Ito En	11,700	740,868
ITOCHU	252,100	7,250,425
Itochu Techno-Solutions	20,500	732,014
†Japan Airlines	24,500	472,466
Japan Airport Terminal	10,800	655,417
Japan Exchange Group	97,800	2,498,966
Japan Post Bank	86,300	709,353
Japan Post Holdings	284,400	2,215,231
Japan Post Insurance	47,500	973,945
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Japan Real Estate Investment	241	$ 1,392,581
Japan Retail Fund Investment	558	1,015,531
Japan Tobacco	222,900	4,544,296
†JFE Holdings	80,600	773,865
JSR	41,000	1,143,186
Kajima	73,600	987,344
Kakaku.com	29,000	793,827
Kansai Electric Power	122,200	1,155,776
Kansai Paint	36,800	1,134,373
Kao	90,300	6,976,232
KDDI	303,300	8,992,919
Keihan Holdings	20,500	982,836
Keikyu	47,000	806,312
Keio	18,000	1,396,530
Keisei Electric Railway	27,600	934,258
Keyence	34,476	19,393,322
Kikkoman	26,900	1,872,158
Kintetsu Group Holdings	31,600	1,384,879
Kirin Holdings	154,600	3,650,569
Kobayashi Pharmaceutical	8,100	990,033
Kobe Bussan	27,000	829,575
Koei Tecmo Holdings	8,600	525,018
Koito Manufacturing	17,500	1,190,978
Komatsu	159,200	4,393,644
Konami Holdings	19,900	1,119,698
Kose	5,400	922,752
Kubota	200,000	4,369,523
Kuraray	68,100	725,071
Kurita Water Industries	21,100	806,541
Kyocera	58,000	3,559,947
Kyowa Kirin	51,800	1,414,556
Kyushu Electric Power	80,800	697,049
Kyushu Railway	34,100	735,637
Lasertec	13,500	1,584,534
Lawson	10,700	497,935
Lion	42,200	1,022,285
LIXIL Group	55,200	1,197,104
M3	82,500	7,793,555
Makita	42,500	2,131,676
Marubeni	309,000	2,058,685
Marui Group	39,100	688,551
Mazda Motor	121,200	811,301
McDonald's Holdings	14,200	688,150
Medipal Holdings	37,600	707,079
MEIJI Holdings	20,768	1,461,646
†Mercari	14,200	629,469
MINEBEA MITSUMI	71,500	1,422,476
MISUMI Group	56,300	1,848,177
Mitsubishi	249,800	6,158,025
Mitsubishi Chemical Holdings	227,600	1,378,880
Mitsubishi Electric	339,000	5,123,525

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Estate	230,600	$ 3,706,394
Mitsubishi Gas Chemical	34,200	786,443
Mitsubishi Heavy Industries	62,800	1,923,318
Mitsubishi UFJ Financial Group	2,300,600	10,186,177
Mitsubishi UFJ Lease & Finance	85,900	412,482
Mitsui & Co.	303,900	5,571,791
Mitsui Chemicals	38,000	1,116,262
Mitsui Fudosan	178,400	3,735,616
Miura	13,800	770,428
Mizuho Financial Group	450,682	5,720,136
MonotaRO	21,800	1,107,196
MS&AD Insurance Group Holdings	85,054	2,587,771
Murata Manufacturing	107,900	9,768,134
Nabtesco	24,000	1,053,425
Nagoya Railroad	39,800	1,050,156
NEC	49,000	2,631,773
Nexon	87,800	2,709,059
NGK Insulators	54,500	842,119
NGK Spark Plug	33,400	570,370
NH Foods	17,500	770,778
Nidec	84,100	10,639,319
Nihon M&A Center	27,500	1,839,014
Nintendo	21,100	13,544,959
Nippon Building Fund	279	1,618,116
Nippon Express	12,000	807,200
Nippon Paint Holdings	26,800	2,944,848
Nippon Prologis REIT	424	1,324,600
Nippon Shinyaku	9,600	630,143
†Nippon Steel	151,822	1,958,074
Nippon Telegraph & Telephone	240,300	6,165,853
Nippon Yusen	32,600	760,582
Nissan Chemical	22,100	1,385,770
†Nissan Motor	410,600	2,225,619
Nisshin Seifun Group	42,165	671,677
Nissin Foods Holdings	11,900	1,020,014
Nitori Holdings	15,100	3,157,432
Nitto Denko	29,800	2,669,485
Nomura Holdings	613,200	3,242,030
Nomura Real Estate Holdings	26,700	592,035
Nomura Real Estate Master Fund	729	1,043,230
Nomura Research Institute	59,207	2,118,043
NSK	74,300	646,604
NTT Data	114,300	1,564,573
Obayashi	116,800	1,008,517
Obic	13,200	2,652,906
Odakyu Electric Railway	53,100	1,667,775
Oji Holdings	183,800	1,046,391
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Olympus	216,500	$ 4,740,028
Omron	35,700	3,186,983
Ono Pharmaceutical	69,500	2,094,368
Oracle	8,200	1,068,908
Oriental Land	37,400	6,179,651
ORIX	237,600	3,655,265
Orix JREIT	554	916,498
Osaka Gas	75,700	1,551,665
Otsuka	19,600	1,033,842
Otsuka Holdings	73,400	3,144,926
Pan Pacific International Holdings	76,300	1,762,813
Panasonic	402,600	4,693,199
†PeptiDream	19,800	1,007,167
Persol Holdings	37,800	682,922
Pigeon	24,600	1,015,308
Pola Orbis Holdings	19,500	395,977
Rakuten	161,700	1,556,012
Recruit Holdings	255,100	10,714,950
†Renesas Electronics	145,600	1,523,993
Resona Holdings	416,100	1,456,670
Ricoh	144,400	949,557
Rinnai	7,200	836,943
Rohm	16,000	1,551,051
Ryohin Keikaku	50,900	1,041,645
Santen Pharmaceutical	61,600	1,000,460
SBI Holdings	39,170	931,822
SCSK	11,400	651,914
Secom	37,900	3,496,340
Sega Sammy Holdings	36,900	582,498
Seibu Holdings	42,300	414,940
Seiko Epson	58,100	863,373
Sekisui Chemical	61,200	1,160,433
Sekisui House	113,900	2,320,348
Seven & i Holdings	139,900	4,953,938
SG Holdings	61,400	1,674,150
Sharp	45,400	689,830
Shimadzu	38,900	1,512,041
Shimamura	4,700	493,852
Shimano	14,500	3,394,142
Shimizu	90,100	655,865
Shin-Etsu Chemical	66,600	11,689,347
Shinsei Bank	19,500	240,900
Shionogi & Co.	47,000	2,569,562
Shiseido	74,500	5,157,204
Shizuoka Bank	78,300	574,746
SMC	10,700	6,534,888
Softbank	537,500	6,746,693
SoftBank Group	294,600	22,871,275
Sohgo Security Services	15,200	788,502
Sompo Holdings	63,675	2,581,564
Sony	235,600	23,740,940
Square Enix Holdings	19,400	1,176,234
Stanley Electric	27,900	900,038

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Subaru	118,300	$ 2,367,055
SUMCO	53,100	1,165,987
Sumitomo	230,900	3,060,106
Sumitomo Chemical	243,300	980,689
Sumitomo Dainippon Pharma	25,500	376,877
Sumitomo Electric Industries	141,800	1,878,963
Sumitomo Metal Mining	45,700	2,032,781
Sumitomo Mitsui Financial Group	244,500	7,579,047
Sumitomo Mitsui Trust Holdings	63,446	1,957,607
Sumitomo Realty & Development	57,000	1,759,749
Sundrug	15,300	611,493
Suntory Beverage & Food	29,000	1,027,162
Suzuken Aichi	15,450	558,887
Suzuki Motor	71,400	3,309,783
Sysmex	31,800	3,826,384
T&D Holdings	98,800	1,168,690
Taiheiyo Cement	25,700	643,761
Taisei	33,500	1,155,701
Taisho Pharmaceutical Holdings	7,700	519,221
Taiyo Nippon Sanso	27,700	515,262
Takeda Pharmaceutical	296,775	10,740,096
TDK	24,600	3,711,733
Teijin	38,000	715,088
Terumo	120,200	5,029,920
THK	25,700	831,160
TIS	42,100	863,030
Tobu Railway	32,800	977,972
Toho (Tokyo)	17,600	742,344
Toho Gas	15,900	1,053,382
Tohoku Electric Power	94,800	782,400
Tokio Marine Holdings	118,000	6,079,543
Tokyo Century	9,100	722,166
†Tokyo Electric Power	216,200	571,069
Tokyo Electron	28,100	10,497,114
Tokyo Gas	74,700	1,728,945
Tokyu	90,300	1,121,970
Tokyu Fudosan Holdings	130,400	696,546
Toppan Printing	39,300	554,978
Toray Industries	273,200	1,620,459
Toshiba	69,300	1,940,982
Tosoh	55,400	865,578
TOTO	24,000	1,444,522
Toyo Suisan Kaisha	18,900	919,806
Toyoda Gosei	13,900	403,298
Toyota Industries	26,900	2,137,233
Toyota Motor	397,000	30,636,518
Toyota Tsusho	36,900	1,493,214
Trend Micro	26,900	1,548,716
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tsuruha Holdings	7,000	$ 995,426
Unicharm	78,200	3,708,712
United Urban Investment	599	741,572
USS	46,700	944,317
Welcia Holdings	20,200	761,992
West Japan Railway	30,100	1,576,038
Yakult Honsha	25,500	1,286,013
Yamada Denki	133,900	711,413
Yamaha	24,200	1,425,968
Yamaha Motor	57,700	1,177,715
Yamato Holdings	55,600	1,419,618
Yamazaki Baking	15,300	255,532
Yaskawa Electric	44,600	2,223,547
Yokogawa Electric	34,900	696,087
Z Holdings	504,100	3,050,427
ZOZO	18,100	445,881
		757,579,533
Luxembourg–0.07%
†Eurofins Scientific	24,820	2,080,955
		2,080,955
Malta–0.00%
=†πAZ. BGP Holdings	160,069	0
		0
Mexico–0.02%
Fresnillo	34,836	538,063
		538,063
Netherlands–4.74%
†ABN AMRO Bank	90,153	883,399
†Adyen	3,390	7,876,803
Aegon	348,378	1,389,633
Akzo Nobel	35,546	3,815,316
†Altice Europe Class A	96,684	626,193
†Argenx	8,077	2,380,137
ASML Holding	79,752	38,614,081
EXOR	19,565	1,589,208
†Heineken	48,292	5,381,608
†Heineken Holding	20,303	1,911,084
†ING Groep	729,716	6,784,782
†Jde Peet	14,174	642,938
†Just Eat Takeaway.com	24,662	2,780,712
Koninklijke Ahold Delhaize	205,444	5,795,848
Koninklijke DSM	32,147	5,528,358
Koninklijke KPN	643,222	1,954,939
†Koninklijke Philips	172,090	9,270,064
Koninklijke Vopak	14,985	786,993
NN Group	54,603	2,360,500
†Prosus	91,713	9,903,049
†Randstad	20,790	1,345,793
Royal Dutch Shell Class A	773,414	13,562,890

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
Royal Dutch Shell Class B	697,876	$ 11,828,098
Wolters Kluwer	50,680	4,275,727
		141,288,153
New Zealand–0.39%
†a2 Milk	130,118	1,131,697
†Auckland International Airport	254,265	1,390,477
Fisher & Paykel Healthcare	104,535	2,482,573
Mercury	143,836	676,918
Meridian Energy	209,654	1,122,823
Ryman Healthcare	85,251	935,293
Spark New Zealand	360,164	1,219,952
†Xero	22,960	2,605,939
		11,565,672
Norway–0.60%
†Adevinta	48,699	818,632
†DNB	184,700	3,619,309
Equinor	184,805	3,118,858
Gjensidige Forsikring	42,625	951,362
†Marine Harvest	87,085	1,939,906
Norsk Hydro	220,326	1,025,414
Orkla	146,216	1,484,448
†Schibsted Class A	14,296	609,293
†Schibsted Class B	20,889	775,411
Telenor	130,632	2,217,446
Yara International	30,915	1,282,525
		17,842,604
Portugal–0.18%
Energias de Portugal	539,677	3,387,285
Galp Energia	97,481	1,032,947
Jeronimo Martins	53,648	901,808
		5,322,040
Singapore–1.05%
Ascendas Real Estate Investment Trust	618,765	1,396,836
CapitaLand	498,928	1,237,975
CapitaLand Mall Trust	786,552	1,286,348
City Developments	96,900	584,128
DBS Group Holdings	337,981	6,404,986
Genting Singapore	1,288,800	830,039
Keppel	237,415	966,845
Mapletree Commercial Trust	425,700	686,216
Mapletree Logistics Trust	594,382	904,629
Oversea-Chinese Banking	613,673	4,676,488
†Singapore Airlines	245,550	796,742
Singapore Exchange	130,100	913,822
Singapore Technologies Engineering	338,800	980,512
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Singapore Telecommunications	1,586,200	$ 2,769,728
Suntec Real Estate Investment Trust	451,000	508,642
United Overseas Bank	225,985	3,851,780
UOL Group	98,851	576,407
Venture	58,600	861,643
Wilmar International	315,600	1,111,173
		31,344,939
Spain–2.43%
ACS Actividades de Construccion y Servicios	46,130	1,532,583
†Aena SME	12,179	2,117,310
Amadeus IT Group	84,092	6,207,440
Banco Bilbao Vizcaya Argentaria	1,239,407	6,143,247
†Banco Santander	3,290,625	10,261,284
CaixaBank	710,663	1,826,599
Cellnex Telecom	57,638	3,461,331
Enagas	48,905	1,075,897
Endesa	59,943	1,644,171
Ferrovial	88,478	2,446,460
Grifols	60,616	1,769,773
Iberdrola	1,140,732	16,392,649
Industria de Diseno Textil	204,094	6,477,905
Naturgy Energy Group	55,524	1,291,161
Red Electrica	77,676	1,594,771
Repsol	270,135	2,721,372
Siemens Gamesa Renewable Energy	41,919	1,702,176
Telefonica	906,827	3,607,021
Telefonica	50,379	199,716
		72,472,866
Sweden–3.29%
†Alfa Laval	61,731	1,704,792
†ArcelorMittal	129,423	2,959,897
Assa Abloy Class B	186,274	4,603,205
Atlas Copco Class A	125,590	6,454,874
Atlas Copco Class B	76,126	3,417,103
Boliden	48,436	1,718,380
Electrolux Class B	48,070	1,118,441
Epiroc Class A	131,609	2,391,957
Epiroc Class B	64,917	1,095,909
EQT	40,244	1,021,540
Essity Class B	109,912	3,541,273
Evolution Gaming Group	30,256	3,041,771
†Fastighets Balder Class B	19,148	999,799
†Hennes & Mauritz Class B	155,571	3,265,757
Hexagon Class B	54,486	4,995,385
Husqvarna Class B	89,012	1,155,192
ICA Gruppen	19,291	964,949
†Industrivarden	20,204	673,141

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†Industrivarden Class C	26,548	$ 858,091
Investment AB Latour	32,465	786,390
Investor Class B	85,063	6,191,168
†Kinnevik	42,451	2,132,593
†L E Lundbergforetagen Class B	16,198	869,003
Lundin Energy	39,900	1,081,396
Nibe Industrier Class B	55,297	1,813,398
†Sandvik	209,592	5,169,284
Securitas Class B	66,735	1,076,676
†Skandinaviska Enskilda Banken Class A	318,208	3,276,742
Skanska Class B	69,126	1,761,608
SKF Class B	67,766	1,763,221
†Svenska Cellulosa Class B	111,068	1,941,927
†Svenska Handelsbanken Class A	303,246	3,056,729
†Swedbank Class A	176,489	3,095,685
Swedish Match	29,458	2,292,443
Tele2 Class B	85,945	1,136,879
Telefonaktiebolaget LM Ericsson Class B	546,121	6,496,356
Telia	460,086	1,900,088
†Volvo Class B	269,277	6,374,618
		98,197,660
Switzerland–9.87%
ABB	346,646	9,723,138
Adecco Group	30,794	2,050,983
†Alcon	91,888	6,101,003
Baloise Holding	9,065	1,610,597
Banque Cantonale Vaudoise	6,612	719,707
Barry Callebaut	524	1,248,760
Chocoladefabriken Lindt & Spruengli	178	1,735,009
Chocoladefabriken Lindt & Spruengli	18	1,807,934
Cie Financiere Richemont Class A	97,995	8,853,061
Clariant	42,447	900,555
†Credit Suisse Group	452,690	5,844,622
EMS-Chemie Holding	1,433	1,378,492
Geberit	6,868	4,299,166
Givaudan	1,730	7,319,322
†Glencore	1,857,356	5,898,579
Julius Baer Group	40,492	2,332,805
Kuehne + Nagel International Class R	10,231	2,321,603
†LafargeHolcim	97,420	5,347,166
Logitech International	29,939	2,906,925
Lonza Group	14,006	9,022,196
Nestle	540,617	63,907,022
Novartis	416,028	39,172,317
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Partners Group Holding	3,407	$ 4,003,366
Roche Holding	131,728	45,880,660
Schindler Holding	10,684	2,888,851
SGS	1,113	3,354,995
†Siemens Energy	77,576	2,843,122
Sika	26,553	7,238,168
†Sonova Holding	9,982	2,596,254
Straumann Holding Class R	1,969	2,306,527
Swatch Group	5,499	1,494,865
Swatch Group (Swiss Exchange)	10,692	564,239
†Swiss Life Holding	5,805	2,707,861
Swiss Prime Site	13,839	1,356,661
Swiss Re	54,782	5,161,186
Swisscom	5,025	2,706,149
Temenos	13,307	1,854,058
†UBS Group	689,647	9,710,113
Vifor Pharma	8,227	1,293,058
Zurich Insurance Group	28,349	11,946,861
		294,407,956
United Kingdom–12.77%
3i Group	187,019	2,958,065
Admiral Group	33,444	1,322,438
Anglo American	229,457	7,577,183
Ashtead Group	87,052	4,100,236
†Associated British Foods	62,541	1,930,933
AstraZeneca	245,411	24,470,733
†Auto Trader Group	198,040	1,611,994
AVEVA Group	24,250	1,058,721
Aviva	764,094	3,398,715
BAE Systems	588,364	3,923,667
†Barclays	3,236,892	6,493,508
†Barratt Developments	183,734	1,679,716
Berkeley Group Holdings	24,639	1,593,837
BHP Group	396,833	10,478,133
BP	3,820,822	13,184,671
British American Tobacco	433,829	16,111,051
British Land	163,163	1,092,786
†BT Group	1,663,745	2,998,832
Bunzl	67,410	2,250,678
†Burberry Group	73,384	1,792,045
Coca-Cola European Partners	39,560	1,913,039
†Coca-Cola HBC	33,062	1,070,648
Compass Group	333,350	6,217,429
Croda International	25,673	2,308,771
DCC	17,612	1,246,267
Diageo	441,991	17,489,038
Direct Line Insurance Group	223,056	975,582
Evraz	108,304	692,163
Experian	170,128	6,462,931

LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Fiat Chrysler Automobiles	211,443	$ 3,819,942
GlaxoSmithKline	949,141	17,367,345
Halma	68,764	2,302,924
Hargreaves Lansdown	58,970	1,227,878
Hikma Pharmaceuticals	31,884	1,095,873
†HSBC Holdings (London Shares)	3,809,558	19,677,278
Imperial Brands	171,094	3,588,625
†Informa	284,265	2,125,554
†InterContinental Hotels Group	30,607	1,983,794
Intertek Group	31,070	2,399,854
J Sainsbury	376,349	1,156,787
†JD Sports Fashion	92,481	1,086,490
Johnson Matthey	33,416	1,107,094
†Kingfisher	361,471	1,335,686
Land Securities Group	134,293	1,240,332
Legal & General Group	1,090,080	3,972,703
†Lloyds Banking Group	13,223,028	6,592,446
London Stock Exchange Group	59,197	7,307,071
M&G	494,069	1,333,577
†Melrose Industries	964,635	2,350,230
Mondi	85,701	2,008,133
National Grid	659,201	7,790,062
†Next	23,591	2,274,790
†Ocado Group	86,932	2,718,374
Pearson	130,670	1,199,322
Persimmon	57,667	2,176,513
Phoenix Group Holdings	103,913	995,798
Prudential	489,805	9,006,516
Reckitt Benckiser Group	134,015	11,961,410
RELX (London Stock Exchange)	362,845	8,877,882
†Rentokil Initial	357,766	2,494,405
Rio Tinto	211,791	15,942,165
†Rolls-Royce Holdings	1,489,211	2,253,810
†Royal Bank of Scotland Group	953,704	2,180,152
RSA Insurance Group	183,937	1,704,886
Sage Group	208,528	1,655,759
Schroders	26,494	1,208,020
Segro	224,506	2,913,133
Severn Trent	48,354	1,509,517
Smith & Nephew	157,531	3,272,309
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Smiths Group	71,202	$ 1,464,555
Spirax-Sarco Engineering	12,924	1,994,999
SSE	202,189	4,141,474
†St James's Place	94,330	1,459,670
†Standard Chartered	481,445	3,057,149
Standard Lifeerdeen	386,363	1,480,931
†Taylor Wimpey	619,178	1,400,556
Tesco	1,795,058	5,664,784
Unilever	492,410	29,691,152
United Utilities Group	138,566	1,694,796
Vodafone Group	5,025,312	8,254,012
†Whitbread	36,026	1,525,940
Wm Morrison Supermarkets	393,433	951,992
WPP	230,564	2,498,389
		380,898,648
Total Common Stock (Cost $1,948,604,625)		2,955,354,547
PREFERRED STOCKS–0.55%
Germany–0.55%
Bayerische Motoren Werke 5.70%	11,962	805,820
Fuchs Petrolub 2.36%	14,812	835,730
Henkel & Co.	32,190	3,629,566
Porsche Automobil Holding	28,687	1,981,607
Sartorius	6,519	2,745,669
Volkswagen 2.67%	34,696	6,484,118
Total Preferred Stocks (Cost $11,148,848)		16,482,510
RIGHTS–0.01%
Spain–0.01%
†Repsol	270,135	92,634
Total Rights (Cost $94,802)		92,634
WARRANT–0.00%
Switzerland–0.00%
†Cie Financiere Richemont exp 11/23/22 exercise price CHF 1.2500	195,990	50,918
Total Warrant (Cost $0)		50,918

TOTAL INVESTMENTS–99.65% (Cost $1,959,848,275)	2,971,980,609
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	10,513,346
NET ASSETS APPLICABLE TO 287,494,399 SHARES OUTSTANDING–100.00%	$2,982,493,955
LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,671,740,650 / 257,542,959 Shares)	$10.374
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($310,753,305 / 29,951,440 Shares)	$10.375
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$2,347,628,719
Distributable earnings/(accumulated loss)	634,865,236
TOTAL NET ASSETS	$2,982,493,955

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
AZ. BGP Holdings	8/19/2009	$—	$—

★ Includes $950,400 cash collateral held at broker for futures contracts, $1,625,371 payable for fund shares redeemed, $376,941 other accrued expenses payable, $841,661 due to manager and affiliates, $2,806,002 due to custodian and $103,233 variation margin due to broker on futures contracts as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
120	E-mini MSCI EAFE Index	$12,784,800	$12,794,467	3/19/21	$—	$(9,667)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
CHF–Swiss Franc
EAFE–Europe Australasia Far East
FDR–Fiduciary Depositary Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
RSP–Risparmio Italian Savings Shares
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 74,649,550
Non-cash dividends	4,664,548
Foreign taxes withheld	(6,493,834)
72,820,264
EXPENSES:
Management fees	11,413,355
Index fees	961,690
Shareholder servicing fees	827,468
Distribution fees-Service Class	694,080
Accounting and administration expenses	508,516
Custodian fees	280,467
Professional fees	86,917
Trustees’ fees and expenses	71,462
Reports and statements to shareholders	64,258
Pricing fees	40,599
Consulting fees	4,605
Other	82,121
15,035,538
Less:
Management fees waived	(3,372,007)
Total operating expenses	11,663,531
NET INVESTMENT INCOME	61,156,733
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(125,013,676)
Foreign currencies	(1,913,476)
Futures contracts	(16,615,659)
Net realized loss	(143,542,811)
Net change in unrealized appreciation (depreciation) of:
Investments	325,203,416
Foreign currencies	633,623
Futures contracts	(1,202,578)
Net change in unrealized appreciation (depreciation)	324,634,461
NET REALIZED AND UNREALIZED GAIN	181,091,650
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 242,248,383
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 61,156,733	$ 78,482,679
Net realized loss	(143,542,811)	(17,507,260)
Net change in unrealized appreciation (depreciation)	324,634,461	469,973,646
Net increase in net assets resulting from operations	242,248,383	530,949,065
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(60,133,269)	(70,945,441)
Service Class	(6,233,239)	(6,839,559)
	(66,366,508)	(77,785,000)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	590,483,055	622,544,372
Service Class	30,115,619	23,836,612
Reinvestment of dividends and distributions:
Standard Class	60,133,269	70,945,441
Service Class	6,233,239	6,839,559
	686,965,182	724,165,984
Cost of shares redeemed:
Standard Class	(1,018,504,375)	(433,716,568)
Service Class	(47,207,102)	(55,500,342)
	(1,065,711,477)	(489,216,910)
Increase (decrease) in net assets derived from capital share transactions	(378,746,295)	234,949,074
NET INCREASE (DECREASE) IN NET ASSETS	(202,864,420)	688,113,139
NET ASSETS:
Beginning of year	3,185,358,375	2,497,245,236
End of year	$ 2,982,493,955	$3,185,358,375
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.843	$ 8.305	$ 9.906	$ 8.152	$ 8.326
Income (loss) from investment operations:
Net investment income[1]	0.195	0.269	0.262	0.231	0.238
Net realized and unrealized gain (loss)	0.568	1.518	(1.609)	1.775	(0.154)
Total from investment operations	0.763	1.787	(1.347)	2.006	0.084
Less dividends and distributions from:
Net investment income	(0.232)	(0.249)	(0.254)	(0.252)	(0.258)
Total dividends and distributions	(0.232)	(0.249)	(0.254)	(0.252)	(0.258)
Net asset value, end of period	$ 10.374	$ 9.843	$ 8.305	$ 9.906	$ 8.152
Total return[2]	7.85%	21.58%	(13.70%)	24.69%	1.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,671,741	$2,881,403	$2,218,690	$2,671,016	$2,049,699
Ratio of expenses to average net assets	0.38%	0.38%	0.39%	0.40%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.50%	0.51%	0.50%	0.49%
Ratio of net investment income to average net assets	2.17%	2.90%	2.71%	2.49%	2.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.05%	2.78%	2.59%	2.39%	2.86%
Portfolio turnover	18%	8%	5%	8%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.846	$ 8.309	$ 9.908	$ 8.155	$ 8.330
Income (loss) from investment operations:
Net investment income[1]	0.173	0.246	0.237	0.207	0.218
Net realized and unrealized gain (loss)	0.565	1.515	(1.605)	1.775	(0.155)
Total from investment operations	0.738	1.761	(1.368)	1.982	0.063
Less dividends and distributions from:
Net investment income	(0.209)	(0.224)	(0.231)	(0.229)	(0.238)
Total dividends and distributions	(0.209)	(0.224)	(0.231)	(0.229)	(0.238)
Net asset value, end of period	$ 10.375	$ 9.846	$ 8.309	$ 9.908	$ 8.155
Total return[2]	7.58%	21.28%	(13.92%)	24.38%	0.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$310,753	$303,955	$ 278,555	$314,070	$272,002
Ratio of expenses to average net assets	0.63%	0.63%	0.64%	0.65%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.75%	0.76%	0.75%	0.74%
Ratio of net investment income to average net assets	1.92%	2.65%	2.46%	2.24%	2.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.80%	2.53%	2.34%	2.14%	2.61%
Portfolio turnover	18%	8%	5%	8%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.087% on the first $1 billion of the Fund’s average daily net assets and 0.135% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.40% of the average daily net assets for the Standard Class and 0.65% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2020, no expense reimbursements were subject to recoupment.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$177,324
Legal	31,382
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $37,662 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$703,937
Distribution fees payable to LFD	65,138
Shareholder servicing fees payable to Lincoln Life	72,586
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$507,448,336
Sales	877,959,844
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,035,964,577
Aggregate unrealized appreciation of investments and derivatives	$1,061,234,907
Aggregate unrealized depreciation of investments and derivatives	(125,216,060)
Net unrealized appreciation of investments and derivatives	$ 936,018,847
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 206,867,899	$ —	$ 206,867,899
Austria	—	5,342,213	—	5,342,213
Belgium	668,460	26,388,841	—	27,057,301
Chile	—	1,304,145	—	1,304,145
China	—	1,153,524	—	1,153,524
Denmark	—	74,192,613	—	74,192,613
Finland	—	36,583,647	—	36,583,647
France	1,819,277	321,970,768	—	323,790,045
Germany	6,139,904	251,939,740	—	258,079,644
Greenland	—	5,067,905	—	5,067,905
Hong Kong	1,723,230	94,831,599	—	96,554,829
Ireland	4,204,766	16,357,175	—	20,561,941
Isle Of Man	—	1,588,353	—	1,588,353
Israel	7,093,321	11,515,007	—	18,608,328
Italy	—	65,063,071	—	65,063,071
Japan	—	757,579,533	—	757,579,533
Luxembourg	2,080,955	—	—	2,080,955
Malta	—	—	—*	—
Mexico	—	538,063	—	538,063
Netherlands	12,355,412	128,932,741	—	141,288,153
New Zealand	—	11,565,672	—	11,565,672
Norway	1,939,906	15,902,698	—	17,842,604
Portugal	—	5,322,040	—	5,322,040
Singapore	—	31,344,939	—	31,344,939
Spain	—	72,472,866	—	72,472,866
Sweden	—	98,197,660	—	98,197,660
Switzerland	2,843,122	291,564,834	—	294,407,956
United Kingdom	16,727,964	364,170,684	—	380,898,648
Preferred Stocks	—	16,482,510	—	16,482,510
Rights	92,634	—	—	92,634
Warrant	—	50,918	—	50,918
Total Investments	$57,688,951	$2,914,291,658	$ —	$2,971,980,609
Derivatives:

Liabilities:
Futures Contract	$(9,667)	$—	$—	$(9,667)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the portfolio was categorized as Level 2.
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts, tax treatment of passive foreign investment
LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
companies (“PFIC”),partnership basis adjustment and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$66,366,507	$77,785,000
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 4,594,272
Capital loss carryforward	(306,468,476)
Other temporary differences	(2)
Net unrealized appreciation	936,739,442
Distributable earnings/(accumulated loss)	$ 634,865,236
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$306,468,476	$306,468,476
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	69,857,258	65,180,558
Service Class	3,581,504	2,581,443
Shares reinvested:
Standard Class	6,015,994	7,328,668
Service Class	624,190	706,503
	80,078,946	75,797,172
Shares redeemed:
Standard Class	(111,073,408)	(46,911,221)
Service Class	(5,124,099)	(5,944,608)
	(116,197,507)	(52,855,829)
Net increase (decrease)	(36,118,561)	22,941,343
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the
LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(9,667)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(16,615,659)	$(1,202,578)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$40,659,068	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had no assets and liabilities subject to offsetting provisions.
LVIP SSGA International Index Fund–26

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Index Fund–27

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA International Index Fund–28

LVIP SSGA International Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP SSGA International Index Fund–29

LVIP SSGA International Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was equal to the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s view that fees, cash flows and fair value adjustments contributed to underperformance compared to the benchmark index. The Board noted LIAC’s statement that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA International Index Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Index Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Index Fund–35

LVIP SSGA International Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA International Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (0.97%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the MSCI EAFE Index (net dividends)1, returned 7.82%.
Little in the way of diagnostics are needed to ascertain the source of the havoc that was wreaked upon capital markets during the first quarter of 2020. The spread of the Coronavirus Disease 2019 (COVID-19) served as the proximate source, but it was the treatment in the form of social distancing, temporary lock-downs and quarantines and other mobility restrictions that inflicted significant harm to the global economy and financial markets. The magnitude of the damage was staggering, with miasmic milestones turning up in every corner of financial markets.
Markets sold off aggressively towards the end of February and briefly stabilized in early March amidst encouraging statements from central bankers and a strong showing by Democratic Presidential candidate Joe Biden at the Super Tuesday primary elections.
The global economy suffered from an unprecedented shock in March and April driven by government-imposed lockdowns to contain the spread of the COVID-19 pandemic. Policy makers responded with massive, broad-based fiscal and monetary stimulus to support affected workers and businesses in record time. Economic data in May indicated that the stimulus support and re-opening plans were working, and the economic recovery had begun.
Led by the United States, economic growth rebounded strongly across the globe in the third quarter amid relaxation in COVID-19-related lockdowns, fiscal and monetary policy support and pent up demand release. Though infection rates were re-surging in some developed economies, the worst seemed to be behind as key vaccine trials continued to make quick progress. Approvals to use vaccines manufactured by Pfizer-BioNTech, Moderna and Oxford-AstraZeneca led to the largest momentum changes in the history of equity markets. Hard-hit sectors, such as energy, traditional retail, hotels, airlines and financials, rallied, while pandemic winners, such as online retail, health care and home improvement, lagged.
On an individual security level, the top positive contributors to the Fund’s performance during the period were ASML Holding NV, Softbank Group Corp and LVMH Moet Hennessy Louis Vuitton SE. The top negative contributors to the Fund’s performance during the period were HSBC Holdings PLC, BP PLC and Royal Dutch Shell Plc Class A.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc.:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,154 for the Standard Class shares and to $10,963 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,509. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	- 0.97%
Five Years	+ 4.35%
Inception (1/2/14)	+ 1.57%
Service Class Shares
One Year	- 1.22%
Five Years	+ 4.09%
Inception (1/2/14)	+ 1.32%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,205.10	0.25%	$1.39
Service Class Shares	1,000.00	1,203.60	0.50%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.27
Service Class Shares	1,000.00	1,022.60	0.50%	2.54

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.08%
Investment Company	95.08%
International Equity Fund	95.08%
Unaffiliated Investment	4.40%
Investment Company	4.40%
Money Market Fund	4.40%
Total Investments	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%
LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.08%
INVESTMENT COMPANY–95.08%
International Equity Fund–95.08%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	35,837,936	$ 371,782,743
Total Affiliated Investment (Cost $291,500,600)		371,782,743
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.40%
INVESTMENT COMPANY–4.40%
Money Market Fund–4.40%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	17,221,749	$ 17,221,749
Total Unaffiliated Investment (Cost $17,221,749)		17,221,749

TOTAL INVESTMENTS–99.48% (Cost $308,722,349)	389,004,492
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.52%	2,017,049
NET ASSETS APPLICABLE TO 40,566,468 SHARES OUTSTANDING–100.00%	$391,021,541

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
58	British Pound	$4,951,388	$4,851,069	3/15/21	$100,319	$ —
53	Euro	8,112,975	8,049,633	3/15/21	63,342	—
48	Japanese Yen	5,813,400	5,773,108	3/15/21	40,292	—
					203,953	—
Equity Contracts:
2	E-mini S&P 500 Index	374,880	366,424	3/19/21	8,456	—
1	E-mini S&P MidCap 400 Index	230,350	223,532	3/19/21	6,818	—
185	Euro STOXX 50 Index	8,023,187	7,911,947	3/19/21	111,240	—
55	FTSE 100 Index	4,828,645	4,889,150	3/19/21	—	(60,505)
22	Nikkei 225 Index (OSE)	5,846,496	5,615,414	3/11/21	231,082	—
					357,596	(60,505)
Total Futures Contracts					$561,549	$(60,505)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$371,782,743
Unaffiliated investments, at value	17,221,749
Cash collateral held at broker for futures contracts	2,257,685
Receivable for securities sold	334,023
Receivable for fund shares sold	39,138
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	20,398
Prepaid expenses	1,216
Dividends and interest receivable	396
TOTAL ASSETS	391,657,348
LIABILITIES:
Payable for fund shares redeemed	230,424
Due to manager and affiliates	160,556
Due to custodian	134,023
Variation margin due to broker on futures contracts	74,585
Other accrued expenses payable	36,219
TOTAL LIABILITIES	635,807
TOTAL NET ASSETS	$391,021,541
Affiliated investments, at cost	$291,500,600
Unaffiliated investments, at cost	17,221,749
Standard Class:
Net Assets	$ 23,989,006
Shares Outstanding	2,490,028
Net Asset Value Per Share	$ 9.634
Service Class:
Net Assets	$367,032,535
Shares Outstanding	38,076,440
Net Asset Value Per Share	$ 9.639
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$338,219,131
Distributable earnings/(accumulated loss)	52,802,410
TOTAL NET ASSETS	$391,021,541
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 8,303,999
Dividends from unaffiliated investments	6,321
8,310,320
EXPENSES:
Distribution fees-Service Class	843,338
Management fees	823,072
Shareholder servicing fees	103,779
Accounting and administration expenses	99,819
Reports and statements to shareholders	37,301
Professional fees	36,849
Custodian fees	14,126
Trustees’ fees and expenses	8,908
Pricing fees	4,269
Consulting fees	3,241
Other	3,980
1,978,682
Less:
Management fees waived	(12,016)
Expenses reimbursed	(240,700)
Total operating expenses	1,725,966
NET INVESTMENT INCOME	6,584,354
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	360,182
Futures contracts	(25,249,308)
Net realized loss	(24,889,126)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	17,425,283
Foreign currencies	(30,273)
Futures contracts	396,063
Net change in unrealized appreciation (depreciation)	17,791,073
NET REALIZED AND UNREALIZED LOSS	(7,098,053)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (513,699)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,584,354	$ 7,817,319
Net realized loss	(24,889,126)	(331,797)
Net change in unrealized appreciation (depreciation)	17,791,073	58,808,410
Net increase (decrease) in net assets resulting from operations	(513,699)	66,293,932
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(427,187)	(565,030)
Service Class	(5,731,745)	(8,658,970)
	(6,158,932)	(9,224,000)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,334,625	1,529,074
Service Class	38,465,267	13,899,936
Reinvestment of dividends and distributions:
Standard Class	427,187	565,030
Service Class	5,731,745	8,658,970
	47,958,824	24,653,010
Cost of shares redeemed:
Standard Class	(1,773,045)	(1,719,792)
Service Class	(46,269,294)	(57,808,678)
	(48,042,339)	(59,528,470)
Decrease in net assets derived from capital share transactions	(83,515)	(34,875,460)
NET INCREASE (DECREASE) IN NET ASSETS	(6,756,146)	22,194,472
NET ASSETS:
Beginning of year	397,777,687	375,583,215
End of year	$391,021,541	$397,777,687
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 9.905	$ 8.555	$ 9.996	$ 8.217	$ 8.611
Income (loss) from investment operations:
Net investment income[3]	0.180	0.210	0.230	0.213	0.218
Net realized and unrealized gain (loss)	(0.276)	1.396	(1.450)	1.781	(0.529)
Total from investment operations	(0.096)	1.606	(1.220)	1.994	(0.311)
Less dividends and distributions from:
Net investment income	(0.175)	(0.232)	(0.221)	(0.215)	(0.083)
Net realized gain	—	(0.024)	—	—	—
Total dividends and distributions	(0.175)	(0.256)	(0.221)	(0.215)	(0.083)
Net asset value, end of period	$ 9.634	$ 9.905	$ 8.555	$ 9.996	$ 8.217
Total return[4]	(0.97%)	18.79%	(12.20%)	24.27%	(3.60%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 23,989	$ 22,371	$ 18,999	$ 21,319	$ 17,459
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.49%	0.83%	0.82%	0.84%
Ratio of net investment income to average net assets	2.07%	2.25%	2.36%	2.28%	2.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	2.01%	1.78%	1.71%	2.05%
Portfolio turnover	10%	4%	6%	8%	10%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 9.912	$ 8.562	$ 10.001	$ 8.223	$ 8.613
Income (loss) from investment operations:
Net investment income[3]	0.158	0.186	0.205	0.189	0.197
Net realized and unrealized gain (loss)	(0.279)	1.395	(1.447)	1.781	(0.526)
Total from investment operations	(0.121)	1.581	(1.242)	1.970	(0.329)
Less dividends and distributions from:
Net investment income	(0.152)	(0.207)	(0.197)	(0.192)	(0.061)
Net realized gain	—	(0.024)	—	—	—
Total dividends and distributions	(0.152)	(0.231)	(0.197)	(0.192)	(0.061)
Net asset value, end of period	$ 9.639	$ 9.912	$ 8.562	$ 10.001	$ 8.223
Total return[4]	(1.22%)	18.49%	(12.42%)	23.95%	(3.81%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$367,033	$375,406	$ 356,584	$407,354	$359,937
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.57%	0.74%	1.08%	1.07%	1.09%
Ratio of net investment income to average net assets	1.82%	2.00%	2.11%	2.03%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.76%	1.53%	1.46%	1.80%
Portfolio turnover	10%	4%	6%	8%	10%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.25% the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 168,736	$ 240,700	$ 409,436
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$22,129
Legal	3,917
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $30,513 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$20,398
Management fees payable to LIAC	73,898
Distribution fees payable to LFD	77,133
Shareholder servicing fees payable to Lincoln Life	9,525
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.08%@
International Equity Fund-95.08%@
✧✧LVIP SSGA International Index Fund	$378,120,255	$34,268,543	$58,391,520	$360,182	$17,425,283	$371,782,743	35,837,935	$8,303,999	$—

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$34,268,543
Sales	58,391,520
LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$312,243,426
Aggregate unrealized appreciation of investments and derivatives	$ 77,052,653
Aggregate unrealized depreciation of investments and derivatives	(60,505)
Net unrealized appreciation of investments and derivatives	$ 76,992,148
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$371,782,743	$—	$—	$371,782,743
Unaffiliated Investment
Money Market Fund	17,221,749	—	—	17,221,749
Total Investments	$389,004,492	$—	$—	$389,004,492
Derivatives:
Assets:
Futures Contracts	$ 561,549	$—	$—	$ 561,549
Liabilities:
Futures Contract	$ (60,505)	$—	$—	$ (60,505)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/20	12/31/19
Ordinary income	$6,158,932	$8,603,047
Long-term capital gains	—	620,953
Total	$6,158,932	$9,224,000
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 594,156
Capital loss carryforward	(24,554,231)
Other temporary differences	(231,077)
Net unrealized appreciation	76,993,562
Distributable earnings/(accumulated loss)	$ 52,802,410
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$15,737,469	$8,816,762	$24,554,231
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	400,783	163,642
Service Class	4,841,024	1,502,947
Shares reinvested:
Standard Class	44,288	57,214
Service Class	594,446	877,455
	5,880,541	2,601,258
Shares redeemed:
Standard Class	(213,664)	(183,062)
Service Class	(5,231,135)	(6,156,197)
	(5,444,799)	(6,339,259)
Net increase (decrease)	435,742	(3,738,001)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the
LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$357,596	Variation margin due to broker on futures contracts	$(60,505)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	203,953	Variation margin due to broker on futures contracts	—
Total		$561,549		$(60,505)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(29,166,448)	$238,889
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,917,140	157,174
Total		$(25,249,308)	$396,063
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$24,138,042	$53,910,809
8. Risk Factors
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP SSGA International Managed Volatility Fund–15

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP SSGA International Managed Volatility Fund–18

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP SSGA International Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA International Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA International Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Managed Volatility Fund–24

LVIP SSGA Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 15.78% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%.
The economic landscape was justifiably dominated by the COVID-19 pandemic throughout most of the developed world during 2020. The US fell hard to the virus from both health and economic perspectives. The S&P 500 (the “Index”) started the year a big loser as the virus emerged and uncertainty followed. Companies began altering the ways that they operate amid everchanging social distancing orders. The Index recouped its value in the second quarter as both consumers and businesses learned to adapt to the new terrain. Many Technology and Materials stocks actually benefitted from the various regional lockdowns and easily offset laggards such as Consumer Staples. For the overall calendar year, the Index gained which was buoyed by the increased demand of technology, the US Presidential election build up, Federal Stimulus legislation, and hope for FDA approval of multiple COVID vaccines, which came to fruition as the year was coming to a close. The big non-COVID related event within the Index this past year was the long-anticipated addition of Tesla (TSLA) that finally occurred in mid-December. At the time of official announcement, Tesla was ranked as the 12th largest US company. The stock continued to ascend and finished the year with the fifth highest weight in the index (just under 2%).
This Fund utilizes a volatility management overlay and consists of an allocation to a domestic large cap equity index fund. Within the allocation of the domestic large cap equity index fund, the top positive contributors to the Fund’s performance during the period were Amazon.com, Inc., Microsoft Corporation, and Apple Inc. The top negative contributors to the Fund’s performance during the period were Exxon Mobil Corporation, Wells Fargo & Company, and AT&T Inc.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, global equity market experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders. Furthermore, change of overlay subadvisor and enhancement of overlay model in 2020 resulted in improved upside capture and performance of the Fund.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Large Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,079 for the Standard Class shares and to $19,698 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $27,483. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 15.78%
Five Years	+ 11.88%
Inception (5/1/13)	+ 9.51%
Service Class Shares
One Year	+ 15.49%
Five Years	+ 11.60%
Inception (5/1/13)	+ 9.24%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,207.00	0.25%	$1.39
Service Class Shares	1,000.00	1,205.50	0.50%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.25%	$1.27
Service Class Shares	1,000.00	1,022.60	0.50%	2.54

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.16%
Investment Company	95.16%
Equity Fund	95.16%
Unaffiliated Investment	4.52%
Investment Company	4.52%
Money Market Fund	4.52%
Total Investments	99.68%
Receivables and Other Assets Net of Liabilities	0.32%
Total Net Assets	100.00%
LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.16%
INVESTMENT COMPANY–95.16%
Equity Fund–95.16%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	33,038,079	$ 795,788,203
Total Affiliated Investment (Cost $533,375,273)		795,788,203
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.52%
INVESTMENT COMPANY–4.52%
Money Market Fund–4.52%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	37,781,888	$ 37,781,888
Total Unaffiliated Investment (Cost $37,781,888)		37,781,888

TOTAL INVESTMENTS–99.68% (Cost $571,157,161)	833,570,091
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.32%	2,641,269
NET ASSETS APPLICABLE TO 51,305,754 SHARES OUTSTANDING–100.00%	$836,211,360

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
212	E-mini S&P 500 Index	$39,737,280	$38,840,989	3/19/21	$896,291	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$795,788,203
Unaffiliated investments, at value	37,781,888
Cash collateral held at broker for futures contracts	2,565,200
Variation margin due from broker on futures contracts	260,761
Receivable for fund shares sold	194,546
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	31,002
Receivable for securities sold	30,323
Prepaid expenses	2,682
Dividends and interest receivable	868
TOTAL ASSETS	836,655,473
LIABILITIES:
Due to manager and affiliates	351,420
Payable for fund shares redeemed	58,990
Other accrued expenses payable	33,703
TOTAL LIABILITIES	444,113
TOTAL NET ASSETS	$836,211,360
Affiliated investments, at cost	$533,375,273
Unaffiliated investments, at cost	37,781,888
Standard Class:
Net Assets	$ 19,816
Shares Outstanding	1,214
Net Asset Value Per Share	$ 16.325
Service Class:
Net Assets	$836,191,544
Shares Outstanding	51,304,540
Net Asset Value Per Share	$ 16.299
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$643,052,317
Distributable earnings/(accumulated loss)	193,159,043
TOTAL NET ASSETS	$836,211,360
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 11,363,545
Dividends from unaffiliated investments	112,240
11,475,785
EXPENSES:
Distribution fees-Service Class	1,869,146
Management fees	1,719,654
Shareholder servicing fees	216,826
Accounting and administration expenses	122,018
Reports and statements to shareholders	47,502
Professional fees	36,869
Trustees’ fees and expenses	18,289
Custodian fees	13,500
Consulting fees	3,460
Pricing fees	219
Other	8,213
4,055,696
Less:
Management fees waived	(25,496)
Expenses reimbursed	(317,361)
Total operating expenses	3,712,839
NET INVESTMENT INCOME	7,762,946
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	182,227
Distributions from affiliated investment companies	10,017,604
Futures contracts	(10,311,523)
Net realized loss	(111,692)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	106,381,511
Futures contracts	324,676
Net change in unrealized appreciation (depreciation)	106,706,187
NET REALIZED AND UNREALIZED GAIN	106,594,495
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,357,441
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,762,946	$ 8,404,559
Net realized loss	(111,692)	(12,780,459)
Net change in unrealized appreciation (depreciation)	106,706,187	125,632,801
Net increase in net assets resulting from operations	114,357,441	121,256,901
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(892)	(801)
Service Class	(36,569,253)	(32,416,945)
	(36,570,145)	(32,417,746)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	74,249
Service Class	63,026,059	140,370,377
Reinvestment of dividends and distributions:
Standard Class	892	801
Service Class	36,569,253	32,416,945
	99,596,204	172,862,372
Cost of shares redeemed:
Standard Class	—	(76,690)
Service Class	(86,708,588)	(50,227,511)
	(86,708,588)	(50,304,201)
Increase in net assets derived from capital share transactions	12,887,616	122,558,171
NET INCREASE IN NET ASSETS	90,674,912	211,397,326
NET ASSETS:
Beginning of year	745,536,448	534,139,122
End of year	$836,211,360	$745,536,448
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 14.814	$ 12.851	$ 13.798	$ 11.584	$ 10.890
Income (loss) from investment operations:
Net investment income[3]	0.192	0.219	0.260	0.223	0.217
Net realized and unrealized gain (loss)	2.082	2.465	(0.895)	2.221	0.677
Total from investment operations	2.274	2.684	(0.635)	2.444	0.894
Less dividends and distributions from:
Net investment income	(0.288)	(0.210)	(0.230)	(0.230)	(0.200)
Net realized gain	(0.475)	(0.511)	(0.082)	—	—
Total dividends and distributions	(0.763)	(0.721)	(0.312)	(0.230)	(0.200)
Net asset value, end of period	$ 16.325	$ 14.814	$ 12.851	$ 13.798	$ 11.584
Total return[4]	15.78%	21.19%	(4.66%)	21.09%	8.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20	$ 17	$ 14	$ 53	$ 46
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.29%	0.43%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	1.29%	1.57%	1.85%	1.75%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	1.39%	1.34%	1.24%	1.43%
Portfolio turnover	10%	8%	4%	5%	6%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 14.796	$ 12.844	$ 13.792	$ 11.582	$ 10.890
Income (loss) from investment operations:
Net investment income[3]	0.153	0.184	0.224	0.192	0.189
Net realized and unrealized gain (loss)	2.076	2.456	(0.890)	2.217	0.675
Total from investment operations	2.229	2.640	(0.666)	2.409	0.864
Less dividends and distributions from:
Net investment income	(0.251)	(0.177)	(0.200)	(0.199)	(0.172)
Net realized gain	(0.475)	(0.511)	(0.082)	—	—
Total dividends and distributions	(0.726)	(0.688)	(0.282)	(0.199)	(0.172)
Net asset value, end of period	$ 16.299	$ 14.796	$ 12.844	$ 13.792	$ 11.582
Total return[4]	15.49%	20.86%	(4.88%)	20.79%	7.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$836,192	$745,519	$534,125	$404,167	$287,777
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.54%	0.68%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	1.04%	1.32%	1.60%	1.50%	1.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.14%	1.09%	0.99%	1.18%
Portfolio turnover	10%	8%	4%	5%	6%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005%
LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.25% the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 192,205	$ 317,361	$ 509,566
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$45,725
Legal	8,090
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $34,917 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 31,002
Management fees payable to LIAC	156,886
Distribution fees payable to LFD	174,313
Shareholder servicing fees payable to Lincoln Life	20,221
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.16%@
Equity Fund-95.16%@
✧✧LVIP SSGA S&P 500 Index Fund	$708,671,078	$73,447,972	$92,894,585	$182,227	$106,381,511	$795,788,203	33,038,079	$11,363,545	$10,017,604

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$73,447,970
Sales	92,894,585
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$575,601,894
Aggregate unrealized appreciation of investments and derivatives	$257,968,196
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$257,968,196
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$795,788,203	$—	$—	$795,788,203
Unaffiliated Investment Company	37,781,888	—	—	37,781,888
Total Investments	$833,570,091	$—	$—	$833,570,091
Derivatives:
Assets:
Futures Contract	$ 896,291	$—	$—	$ 896,291
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$14,036,817	$14,294,820
Long-term capital gains	22,533,328	18,122,926
Total	$36,570,145	$32,417,746
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 34,571,012
Undistributed long-term capital gains	47,001,367
Other temporary differences	(146,381,532)
Net unrealized appreciation	257,968,196
Distributable earnings/(accumulated loss)	$ 193,159,043
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	—	5,610
Service Class	4,350,776	10,087,679
Shares reinvested:
Standard Class	59	56
Service Class	2,413,463	2,292,308
	6,764,298	12,385,653
Shares redeemed:
Standard Class	—	(5,610)
Service Class	(5,846,071)	(3,579,892)
	(5,846,071)	(3,585,502)
Net increase	918,227	8,800,151
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$896,291	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(10,311,523)	$324,676
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$22,694,108	$99,212,006
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP SSGA Large Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund's investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund's investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP SSGA Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Large Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Large Cap Managed Volatility Fund–23

LVIP SSGA Mid-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Mid-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 13.19% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P MidCap 400® Index1, returned 13.66%.
The first quarter of 2020 was a challenging one for U.S. equities, including the mid-cap names. The benchmark index (the “Index”) was down during that period as the coronavirus pandemic severely impacted the economy and disrupted the logistics of travel, dining, healthcare, education, real estate and many other aspects of society. Fortunately, the second quarter saw a sharp reversal and the Index bounced back. Monetary and fiscal policy efforts were implemented, and optimism surrounded the efforts to manage the spread of the virus and develop a vaccine that would allow economies to reopen again. Tensions remained between China and the United States and there were other geopolitical concerns, but this was overshadowed by news concerning the virus. Mid-cap names in the U.S. posted a solid third quarter. Earnings were relatively strong, and the economy seemed to be rebounding nicely despite the rise in coronavirus cases. The fourth quarter saw mid-cap names in the U.S. rise sharply once again. Similar to previous quarters, the major news in fourth quarter revolved around the coronavirus, in this case the successful vaccine trials and the nationwide rollout of those vaccines.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the period were SolarEdge Technologies, Inc., Enphase Energy, Inc., and Etsy, Inc. The top negative contributors to the Fund’s performance during the period were EPR Properties, National Retail Properties, Inc., and Alleghany Corporation.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Karl Schneider
Daniel TenPas
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA Mid-Cap Index Fund
Growth of $10,000 invested 9/2/14 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,388 for the Standard Class shares and to $17,117 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $17,776. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.19%
Five Years	+ 11.96%
Inception (9/2/14)	+ 9.12%
Service Class Shares
One Year	+ 12.90%
Five Years	+ 11.68%
Inception (9/2/14)	+ 8.85%
1. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,300.90	0.35%	$2.02
Service Class Shares	1,000.00	1,299.30	0.60%	3.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.78
Service Class Shares	1,000.00	1,022.10	0.60%	3.05

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.92%
Aerospace & Defense	1.04%
Air Freight & Logistics	0.52%
Airlines	0.22%
Auto Components	1.61%
Automobiles	0.52%
Banks	6.18%
Beverages	0.44%
Biotechnology	1.53%
Building Products	1.92%
Capital Markets	2.60%
Chemicals	2.58%
Commercial Services & Supplies	2.03%
Communications Equipment	0.93%
Construction & Engineering	1.18%
Construction Materials	0.20%
Consumer Finance	0.77%
Containers & Packaging	1.00%
Diversified Consumer Services	1.12%
Diversified Financial Services	0.24%
Electric Utilities	1.06%
Electrical Equipment	2.43%
Electronic Equipment, Instruments & Components	3.79%
Energy Equipment & Services	0.14%
Entertainment	0.20%
Equity Real Estate Investment Trusts	8.53%
Food & Staples Retailing	0.84%
Food Products	1.86%
Gas Utilities	1.22%
Health Care Equipment & Supplies	3.28%
Health Care Providers & Services	2.99%
Hotels, Restaurants & Leisure	3.99%
Household Durables	1.46%
Household Products	0.12%
Industrial Conglomerates	0.40%
Insurance	4.33%
Interactive Media & Services	0.24%
Internet & Direct Marketing Retail	0.33%
IT Services	2.37%
Leisure Products	0.84%
Life Sciences Tools & Services	2.47%
Machinery	4.85%
Marine	0.15%
Media	1.19%
Metals & Mining	1.55%
Multiline Retail	0.69%
Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.58%
Oil, Gas & Consumable Fuels	1.07%
Paper & Forest Products	0.28%
Personal Products	0.32%
Pharmaceuticals	0.67%
Professional Services	1.08%
Real Estate Management & Development	0.37%
Road & Rail	0.86%
Semiconductors & Semiconductor Equipment	5.53%
Software	4.30%
Specialty Retail	2.51%
Technology Hardware, Storage & Peripherals	0.24%
Textiles, Apparel & Luxury Goods	0.95%
Thrifts & Mortgage Finance	0.77%
Trading Companies & Distributors	0.84%
Water Utilities	0.51%
Wireless Telecommunication Services	0.09%
Money Market Fund	0.84%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Enphase Energy	1.07%
Trimble	0.81%
SolarEdge Technologies	0.79%
Monolithic Power Systems	0.75%
Caesars Entertainment	0.74%
Fair Isaac	0.71%
Generac Holdings	0.69%
Cognex	0.67%
Ceridian HCM Holding	0.67%
Masimo	0.65%
Total	7.55%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.92%
Aerospace & Defense–1.04%
†Axon Enterprise	30,823	$ 3,776,742
Curtiss-Wright	20,158	2,345,383
†Hexcel	40,307	1,954,487
†Mercury Systems	27,097	2,386,162
		10,462,774
Air Freight & Logistics–0.52%
†XPO Logistics	44,382	5,290,334
		5,290,334
Airlines–0.22%
†JetBlue Airways	151,923	2,208,960
		2,208,960
Auto Components–1.61%
†Adient	45,454	1,580,436
†Dana	69,685	1,360,251
†Fox Factory Holding	20,367	2,152,995
Gentex	119,369	4,050,190
†Goodyear Tire & Rubber	112,123	1,223,262
Lear	26,498	4,213,977
†Visteon	13,498	1,694,269
		16,275,380
Automobiles–0.52%
Harley-Davidson	74,340	2,728,278
Thor Industries	26,859	2,497,618
		5,225,896
Banks–6.18%
Associated Banc-Corp	73,902	1,260,029
BancorpSouth Bank	46,488	1,275,631
Bank of Hawaii	19,393	1,485,892
Bank OZK	58,540	1,830,546
Cathay General Bancorp	36,002	1,158,904
CIT Group	47,674	1,711,497
Commerce Bancshares	51,163	3,361,409
Cullen/Frost Bankers	27,067	2,361,054
East West Bancorp	68,686	3,483,067
First Financial Bankshares	69,048	2,497,811
First Horizon National	268,613	3,427,502
FNB	156,327	1,485,106
Fulton Financial	80,166	1,019,712
Glacier Bancorp	46,144	2,123,085
Hancock Whitney	41,693	1,418,396
Home BancShares	73,529	1,432,345
International Bancshares	27,514	1,030,124
PacWest Bancorp	56,347	1,431,214
Pinnacle Financial Partners	36,702	2,363,609
Prosperity Bancshares	44,969	3,119,050
Signature Bank	26,004	3,518,081
Sterling Bancorp	94,258	1,694,759
Synovus Financial	71,507	2,314,682
TCF Financial	73,852	2,734,001
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Texas Capital Bancshares	24,348	$ 1,448,706
Trustmark	31,191	851,826
UMB Financial	20,881	1,440,580
Umpqua Holdings	106,771	1,616,513
United Bankshares	62,619	2,028,856
Valley National Bancorp	194,835	1,899,641
Webster Financial	43,507	1,833,820
Wintrust Financial	27,955	1,707,771
		62,365,219
Beverages–0.44%
†Boston Beer Class A	4,425	4,399,733
		4,399,733
Biotechnology–1.53%
†Arrowhead Pharmaceuticals	49,676	3,811,640
†Emergent BioSolutions	21,739	1,947,814
†Exelixis	149,954	3,009,577
†Halozyme Therapeutics	61,787	2,638,923
†Ligand Pharmaceuticals	7,892	784,859
†United Therapeutics	21,556	3,271,985
		15,464,798
Building Products–1.92%
†Builders FirstSource	99,527	4,061,697
Lennox International	16,913	4,633,655
Owens Corning	52,457	3,974,142
Simpson Manufacturing	20,991	1,961,609
†Trex	56,238	4,708,245
		19,339,348
Capital Markets–2.60%
Affiliated Managers Group	22,038	2,241,265
Eaton Vance	55,437	3,765,835
Evercore Class A	19,614	2,150,479
FactSet Research Systems	18,469	6,140,943
Federated Hermes	45,696	1,320,157
Interactive Brokers Group Class A	38,872	2,368,082
Janus Henderson Group	72,286	2,350,018
SEI Investments	58,029	3,334,927
Stifel Financial	49,976	2,521,789
		26,193,495
Chemicals–2.58%
Ashland Global Holdings	26,315	2,084,148
Avient	44,266	1,783,034
Cabot	27,954	1,254,576
Chemours	79,380	1,967,830
†Ingevity	20,005	1,514,979
Minerals Technologies	16,326	1,014,171
NewMarket	3,536	1,408,353
Olin	68,923	1,692,749
RPM International	63,166	5,734,209
LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Scotts Miracle-Gro	19,770	$ 3,936,998
Sensient Technologies	20,528	1,514,351
Valvoline	89,419	2,069,156
		25,974,554
Commercial Services & Supplies–2.03%
Brink's	23,984	1,726,848
†Clean Harbors	24,647	1,875,637
Healthcare Services Group	36,690	1,030,989
Herman Miller	29,187	986,520
HNI	20,985	723,143
†IAA	65,061	4,227,664
†KAR Auction Services	63,812	1,187,541
MSA Safety	17,541	2,620,450
†Stericycle	44,400	3,078,252
Tetra Tech	26,151	3,027,763
		20,484,807
Communications Equipment–0.93%
†Ciena	74,602	3,942,716
†Lumentum Holdings	36,507	3,460,864
†NetScout Systems	35,708	979,113
†ViaSat	31,647	1,033,274
		9,415,967
Construction & Engineering–1.18%
†AECOM	73,282	3,647,978
†Dycom Industries	15,343	1,158,703
EMCOR Group	26,689	2,440,976
†Fluor	61,673	984,918
†MasTec	27,167	1,852,246
Valmont Industries	10,344	1,809,476
		11,894,297
Construction Materials–0.20%
†Eagle Materials	20,182	2,045,446
		2,045,446
Consumer Finance–0.77%
FirstCash	19,991	1,400,170
†LendingTree	5,246	1,436,302
Navient	89,844	882,268
PROG Holdings	32,977	1,776,471
SLM	181,496	2,248,735
		7,743,946
Containers & Packaging–1.00%
AptarGroup	31,316	4,286,847
Greif Class A	12,968	607,940
†O-I Glass	77,597	923,404
Silgan Holdings	38,031	1,410,189
Sonoco Products	48,706	2,885,831
		10,114,211
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–1.12%
†Adtalem Global Education	25,494	$ 865,521
Graham Holdings Class B	1,953	1,041,691
†Grand Canyon Education	22,753	2,118,532
H&R Block	88,308	1,400,565
Service Corp. International	83,996	4,124,204
Strategic Education	12,051	1,148,822
†WW International	23,040	562,176
		11,261,511
Diversified Financial Services–0.24%
Jefferies Financial Group	100,431	2,470,603
		2,470,603
Electric Utilities–1.06%
ALLETE	25,184	1,559,897
Hawaiian Electric Industries	52,663	1,863,744
IDACORP	24,508	2,353,503
OGE Energy	97,149	3,095,167
PNM Resources	38,424	1,864,717
		10,737,028
Electrical Equipment–2.43%
Acuity Brands	17,892	2,166,542
EnerSys	20,564	1,708,046
†Generac Holdings	30,526	6,941,918
Hubbell	26,339	4,129,692
nVent Electric	82,072	1,911,457
Regal Beloit	19,731	2,423,164
†Sunrun	75,199	5,217,306
		24,498,125
Electronic Equipment, Instruments & Components–3.79%
†Arrow Electronics	36,494	3,550,866
Avnet	47,921	1,682,506
Belden	22,000	921,800
Cognex	84,127	6,754,136
†Coherent	11,809	1,771,586
†II-VI	50,337	3,823,599
Jabil	65,739	2,795,880
Littelfuse	11,811	3,007,789
National Instruments	63,753	2,801,307
†SYNNEX	20,226	1,647,205
†Trimble	121,674	8,124,173
Vishay Intertechnology	63,925	1,323,887
		38,204,734
Energy Equipment & Services–0.14%
†ChampionX	89,466	1,368,830
		1,368,830
Entertainment–0.20%
†Cinemark Holdings	52,696	917,437

LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
World Wrestling Entertainment Class A	23,010	$ 1,105,631
		2,023,068
Equity Real Estate Investment Trusts–8.53%
American Campus Communities	66,781	2,856,223
†Apartment Income REIT	72,073	2,768,324
Brixmor Property Group	143,845	2,380,635
Camden Property Trust	47,320	4,728,214
CoreSite Realty	20,701	2,593,421
Corporate Office Properties Trust	54,241	1,414,605
Cousins Properties	72,178	2,417,963
CyrusOne	58,560	4,283,664
Douglas Emmett	80,082	2,336,793
EastGroup Properties	19,078	2,633,909
†EPR Properties	35,874	1,165,905
First Industrial Realty Trust	61,700	2,599,421
Healthcare Realty Trust	65,641	1,942,974
Highwoods Properties	50,136	1,986,890
Hudson Pacific Properties	73,766	1,771,859
JBG SMITH Properties	54,405	1,701,244
Kilroy Realty	50,869	2,919,881
Lamar Advertising Class A	41,942	3,490,413
Life Storage	22,760	2,717,316
Macerich	54,854	585,292
Medical Properties Trust	257,010	5,600,248
National Retail Properties	84,248	3,447,428
Omega Healthcare Investors	110,248	4,004,207
†Park Hotels & Resorts	113,686	1,949,715
Pebblebrook Hotel Trust	63,092	1,186,130
Physicians Realty Trust	102,267	1,820,353
PotlatchDeltic	32,425	1,621,898
PS Business Parks	9,675	1,285,517
Rayonier	65,866	1,935,143
Rexford Industrial Realty	63,370	3,112,101
Sabra Health Care REIT	99,531	1,728,853
Service Properties Trust	81,312	934,275
Spirit Realty Capital	55,457	2,227,708
STORE Capital	114,365	3,886,123
Urban Edge Properties	53,880	697,207
Weingarten Realty Investors	58,065	1,258,269
		85,990,121
Food & Staples Retailing–0.84%
†BJ's Wholesale Club Holdings	66,708	2,486,875
Casey's General Stores	17,913	3,199,620
†Grocery Outlet Holding	41,432	1,626,206
†Sprouts Farmers Market	58,272	1,171,267
		8,483,968
Food Products–1.86%
†Darling Ingredients	78,675	4,537,974
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Flowers Foods	95,186	$ 2,154,059
†Hain Celestial Group	40,020	1,606,803
Ingredion	32,491	2,556,067
Lancaster Colony	9,480	1,741,760
†Pilgrim's Pride	23,793	466,581
†Post Holdings	29,655	2,995,452
Sanderson Farms	9,542	1,261,452
Tootsie Roll Industries	8,930	265,221
†TreeHouse Foods	27,926	1,186,576
		18,771,945
Gas Utilities–1.22%
National Fuel Gas	43,871	1,804,414
New Jersey Resources	46,612	1,657,057
ONE Gas	26,019	1,997,479
†Southwest Gas Holdings	27,466	1,668,559
Spire	24,997	1,600,808
UGI	101,150	3,536,204
		12,264,521
Health Care Equipment & Supplies–3.28%
†Avanos Medical	23,652	1,085,154
†Cantel Medical	18,107	1,427,918
†Globus Medical Class A	37,051	2,416,466
†Haemonetics	24,601	2,921,369
Hill-Rom Holdings	32,326	3,166,978
†ICU Medical	9,568	2,052,240
†Integra LifeSciences Holdings	34,248	2,223,380
†LivaNova	23,558	1,559,775
†Masimo	24,575	6,595,439
†Neogen	25,598	2,029,921
†NuVasive	24,694	1,391,013
†Penumbra	16,293	2,851,275
†Quidel	18,535	3,329,813
		33,050,741
Health Care Providers & Services–2.99%
†Acadia Healthcare	42,959	2,159,119
†Amedisys	15,771	4,626,107
Chemed	7,731	4,117,608
Encompass Health	48,299	3,993,844
†HealthEquity	37,262	2,597,534
†LHC Group	15,332	3,270,622
†Molina Healthcare	28,823	6,130,076
Patterson	41,889	1,241,171
†Tenet Healthcare	50,921	2,033,276
		30,169,357
Hotels, Restaurants & Leisure–3.99%
†Boyd Gaming	38,941	1,671,348
†Caesars Entertainment	100,870	7,491,615
†Choice Hotels International	13,918	1,485,468
Churchill Downs	17,231	3,356,426

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Cracker Barrel Old Country Store	11,480	$ 1,514,442
Jack in the Box	11,219	1,041,123
†Marriott Vacations Worldwide	19,915	2,732,736
Papa John's International	16,248	1,378,643
†Penn National Gaming	71,822	6,203,266
†Scientific Games Class A	27,673	1,148,153
†Six Flags Entertainment	37,249	1,270,191
†Texas Roadhouse	31,713	2,478,688
Wendy's	88,008	1,929,135
Wingstop	14,545	1,927,940
Wyndham Destinations	41,883	1,878,871
Wyndham Hotels & Resorts	45,272	2,690,968
		40,199,013
Household Durables–1.46%
†Helen of Troy	12,285	2,729,604
KB Home	42,687	1,430,868
†Taylor Morrison Home	63,023	1,616,540
†Tempur Sealy International	93,263	2,518,101
Toll Brothers	55,797	2,425,496
†TopBuild	16,051	2,954,668
†TRI Pointe Group	61,306	1,057,529
		14,732,806
Household Products–0.12%
Energizer Holdings	28,013	1,181,588
		1,181,588
Industrial Conglomerates–0.40%
Carlisle	25,909	4,046,468
		4,046,468
Insurance–4.33%
Alleghany	6,952	4,196,853
American Financial Group	34,104	2,988,192
†Brighthouse Financial	43,127	1,561,413
Brown & Brown	114,072	5,408,154
CNO Financial Group	67,382	1,497,902
First American Financial	54,110	2,793,699
†Genworth Financial Class A	250,983	948,716
Hanover Insurance Group	18,087	2,114,732
Kemper	29,745	2,285,308
Kinsale Capital Group	10,400	2,081,352
Mercury General	13,014	679,461
Old Republic International	137,147	2,703,167
Primerica	19,168	2,567,170
Reinsurance Group of America	32,995	3,824,121
RenaissanceRe Holdings	24,627	4,083,649
RLI	19,445	2,025,197
Selective Insurance Group	28,868	1,933,579
		43,692,665
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services–0.24%
†TripAdvisor	46,280	$ 1,331,938
†Yelp	34,068	1,113,002
		2,444,940
Internet & Direct Marketing Retail–0.33%
†GrubHub	44,789	3,326,479
		3,326,479
IT Services–2.37%
Alliance Data Systems	23,142	1,714,822
†CACI International Class A	12,179	3,036,590
†Concentrix	19,919	1,966,005
KBR	68,792	2,127,737
†LiveRamp Holdings	32,402	2,371,502
MAXIMUS	29,665	2,171,181
Perspecta	66,223	1,594,650
†Sabre	154,687	1,859,338
Science Applications International	28,219	2,670,646
†WEX	21,420	4,359,613
		23,872,084
Leisure Products–0.84%
Brunswick	37,940	2,892,546
†Mattel	168,343	2,937,585
Polaris	27,970	2,664,982
		8,495,113
Life Sciences Tools & Services–2.47%
Bio-Techne	18,737	5,949,934
†Charles River Laboratories International	24,146	6,033,120
†Medpace Holdings	13,206	1,838,275
†PRA Health Sciences	31,058	3,895,916
†Repligen	24,519	4,698,576
†Syneos Health	36,888	2,513,179
		24,929,000
Machinery–4.85%
AGCO	29,800	3,072,082
†Colfax	48,728	1,863,359
Crane	23,886	1,854,987
Donaldson	61,235	3,421,812
Graco	81,027	5,862,303
ITT	41,940	3,230,219
Kennametal	40,186	1,456,340
Lincoln Electric Holdings	28,821	3,350,441
†Middleby	27,004	3,481,356
Nordson	26,227	5,270,316
Oshkosh	33,045	2,844,183
†Terex	33,322	1,162,604
Timken	32,823	2,539,187
Toro	52,133	4,944,294
Trinity Industries	41,692	1,100,252

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Woodward	28,162	$ 3,422,528
		48,876,263
Marine–0.15%
†Kirby	29,026	1,504,418
		1,504,418
Media–1.19%
Cable One	2,633	5,865,587
John Wiley & Sons Class A	21,448	979,316
New York Times Class A	70,097	3,628,922
TEGNA	106,150	1,480,792
		11,954,617
Metals & Mining–1.55%
Commercial Metals	58,990	1,211,654
Compass Minerals International	16,826	1,038,501
Reliance Steel & Aluminum	30,960	3,707,460
Royal Gold	31,845	3,387,034
Steel Dynamics	97,043	3,577,975
United States Steel	106,758	1,790,332
Worthington Industries	17,770	912,312
		15,625,268
Multiline Retail–0.69%
†Kohl's	76,564	3,115,389
†Nordstrom	52,448	1,636,902
†Ollie's Bargain Outlet Holdings	27,570	2,254,399
		7,006,690
Multi-Utilities–0.58%
Black Hills	30,265	1,859,784
MDU Resources Group	97,433	2,566,385
NorthWestern	24,437	1,424,922
		5,851,091
Oil, Gas & Consumable Fuels–1.07%
Antero Midstream	140,956	1,086,771
Cimarex Energy	49,187	1,845,004
†CNX Resources	107,979	1,166,173
†EQT	132,886	1,688,981
Equitrans Midstream	197,087	1,584,580
Murphy Oil	71,085	860,129
World Fuel Services	31,274	974,498
†WPX Energy	195,543	1,593,675
		10,799,811
Paper & Forest Products–0.28%
†Domtar	27,162	859,677
Louisiana-Pacific	53,091	1,973,393
		2,833,070
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products–0.32%
†Coty Class A	139,613	$ 980,083
Edgewell Personal Care	26,857	928,715
Nu Skin Enterprises Class A	24,711	1,349,962
		3,258,760
Pharmaceuticals–0.67%
†Jazz Pharmaceuticals	26,937	4,445,952
†Nektar Therapeutics	86,908	1,477,436
†Prestige Consumer Healthcare	24,712	861,707
		6,785,095
Professional Services–1.08%
†ASGN	25,816	2,156,410
CoreLogic	37,662	2,912,026
†FTI Consulting	17,315	1,934,432
Insperity	17,292	1,407,915
ManpowerGroup	27,969	2,522,244
		10,933,027
Real Estate Management & Development–0.37%
†Jones Lang LaSalle	24,862	3,688,775
		3,688,775
Road & Rail–0.86%
†Avis Budget Group	25,459	949,621
Knight-Swift Transportation Holdings	61,072	2,554,031
Landstar System	18,651	2,511,544
Ryder System	26,132	1,613,912
Werner Enterprises	27,896	1,094,081
		8,723,189
Semiconductors & Semiconductor Equipment–5.53%
†Cirrus Logic	28,154	2,314,259
CMC Materials	14,038	2,123,949
†Cree	53,292	5,643,623
†Enphase Energy	61,289	10,754,381
†First Solar	41,166	4,072,141
MKS Instruments	26,773	4,027,998
Monolithic Power Systems	20,525	7,516,871
†Semtech	31,444	2,266,798
†Silicon Laboratories	21,244	2,705,211
†SolarEdge Technologies	24,870	7,936,514
†Synaptics	16,635	1,603,614
Universal Display	20,827	4,786,044
		55,751,403
Software–4.30%
†ACI Worldwide	57,235	2,199,541
†Blackbaud	23,912	1,376,375
CDK Global	58,982	3,057,037
†Ceridian HCM Holding	63,104	6,724,362
†CommVault Systems	22,993	1,273,122

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Fair Isaac	14,100	$ 7,205,664
InterDigital	15,195	922,033
†J2 Global	20,724	2,024,528
†Manhattan Associates	30,830	3,242,699
†Paylocity Holding	18,027	3,711,940
†PTC	50,796	6,075,709
†Qualys	16,297	1,986,115
†SailPoint Technologies Holding	43,903	2,337,396
†Teradata	53,834	1,209,650
		43,346,171
Specialty Retail–2.51%
American Eagle Outfitters	72,038	1,445,803
†AutoNation	28,713	2,003,880
Dick's Sporting Goods	31,763	1,785,398
†Five Below	27,128	4,746,857
Foot Locker	50,379	2,037,327
Lithia Motors Class A	12,441	3,641,107
Murphy USA	12,834	1,679,586
†RH	7,491	3,352,372
†Urban Outfitters	33,890	867,584
Williams-Sonoma	37,289	3,797,512
		25,357,426
Technology Hardware, Storage & Peripherals–0.24%
†NCR	63,129	2,371,757
		2,371,757
Textiles, Apparel & Luxury Goods–0.95%
†Carter's	21,063	1,981,396
†Columbia Sportswear	14,658	1,280,816
†Deckers Outdoor	13,610	3,903,076
†Skechers USA Class A	65,865	2,367,188
		9,532,476
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.77%
Essent Group	54,616	$ 2,359,411
MGIC Investment	163,387	2,050,507
New York Community Bancorp	224,451	2,367,958
Washington Federal	37,381	962,187
		7,740,063
Trading Companies & Distributors–0.84%
GATX	16,887	1,404,661
MSC Industrial Direct Class A	22,370	1,887,804
†Univar Solutions	81,955	1,557,965
Watsco	15,937	3,610,527
		8,460,957
Water Utilities–0.51%
Essential Utilities	108,409	5,126,662
		5,126,662
Wireless Telecommunication Services–0.09%
Telephone & Data Systems	49,219	913,997
		913,997
Total Common Stock (Cost $668,118,336)		997,554,859

MONEY MARKET FUND–0.84%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	8,473,237	8,473,237
Total Money Market Fund (Cost $8,473,237)		8,473,237

TOTAL INVESTMENTS–99.76% (Cost $676,591,573)	1,006,028,096
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	2,373,435
NET ASSETS APPLICABLE TO 79,032,367 SHARES OUTSTANDING–100.00%	$1,008,401,531
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($876,695,015 / 68,690,785 Shares)	$12.763
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($131,706,516 / 10,341,582 Shares)	$12.736
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 689,061,705
Distributable earnings/(accumulated loss)	319,339,826
TOTAL NET ASSETS	$1,008,401,531

LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
† Non-income producing.
★ Includes $688,500 cash collateral held at broker for futures contracts, $20,871 variation margin due from broker on futures contracts, $1,754,938 payable for securities purchased, $888,103 payable for fund shares redeemed, $94,196 other accrued expenses payable and $279,960 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
51	E-mini S&P MidCap 400 Index	$11,747,850	$11,434,319	3/19/21	$313,531	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 13,884,541
Foreign taxes withheld	(900)
13,883,641
EXPENSES:
Management fees	2,510,338
Shareholder servicing fees	269,629
Distribution fees-Service Class	264,649
Index fees	186,197
Accounting and administration expenses	184,149
Professional fees	41,865
Trustees’ fees and expenses	22,763
Reports and statements to shareholders	16,276
Custodian fees	15,335
Pricing fees	5,566
Consulting fees	3,209
Other	24,034
3,544,010
Less:
Management fees waived	(18,556)
Total operating expenses	3,525,454
NET INVESTMENT INCOME	10,358,187
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	20,814,259
Futures contracts	976,753
Net realized gain	21,791,012
Net change in unrealized appreciation (depreciation) of:
Investments	125,471,456
Futures contracts	130,164
Net change in unrealized appreciation (depreciation)	125,601,620
NET REALIZED AND UNREALIZED GAIN	147,392,632
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,750,819
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,358,187	$ 11,668,085
Net realized gain	21,791,012	21,423,671
Net change in unrealized appreciation (depreciation)	125,601,620	167,859,387
Net increase in net assets resulting from operations	157,750,819	200,951,143
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(51,187,262)	(95,477,556)
Service Class	(7,075,849)	(10,325,196)
	(58,263,111)	(105,802,752)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	184,988,318	150,898,721
Service Class	28,354,911	37,518,807
Reinvestment of dividends and distributions:
Standard Class	51,187,262	95,477,556
Service Class	7,075,849	10,325,196
	271,606,340	294,220,280
Cost of shares redeemed:
Standard Class	(343,107,917)	(137,250,018)
Service Class	(20,526,328)	(16,032,934)
	(363,634,245)	(153,282,952)
Increase (decrease) in net assets derived from capital share transactions	(92,027,905)	140,937,328
NET INCREASE IN NET ASSETS	7,459,803	236,085,719
NET ASSETS:
Beginning of year	1,000,941,728	764,856,009
End of year	$1,008,401,531	$1,000,941,728
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 12.000	$ 10.712	$ 13.055	$ 11.488	$ 9.682
Income (loss) from investment operations:
Net investment income[1]	0.124	0.156	0.157	0.136	0.132
Net realized and unrealized gain (loss)	1.371	2.536	(1.494)	1.677	1.836
Total from investment operations	1.495	2.692	(1.337)	1.813	1.968
Less dividends and distributions from:
Net investment income	(0.178)	(0.146)	(0.176)	(0.169)	(0.156)
Net realized gain	(0.554)	(1.258)	(0.830)	(0.077)	(0.006)
Total dividends and distributions	(0.732)	(1.404)	(1.006)	(0.246)	(0.162)
Net asset value, end of period	$ 12.763	$ 12.000	$ 10.712	$ 13.055	$ 11.488
Total return[2]	13.19%	25.81%	(11.37%)	15.86%	20.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$876,695	$895,140	$ 699,126	$1,066,315	$1,010,352
Ratio of expenses to average net assets	0.35%	0.35%	0.36%	0.34%	0.33%
Ratio of net investment income to average net assets	1.14%	1.30%	1.20%	1.11%	1.28%
Portfolio turnover	32%	22%	28%	21%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.982	$ 10.703	$ 13.053	$ 11.485	$ 9.683
Income (loss) from investment operations:
Net investment income[1]	0.097	0.126	0.123	0.107	0.107
Net realized and unrealized gain (loss)	1.363	2.532	(1.490)	1.675	1.831
Total from investment operations	1.460	2.658	(1.367)	1.782	1.938
Less dividends and distributions from:
Net investment income	(0.152)	(0.121)	(0.153)	(0.137)	(0.130)
Net realized gain	(0.554)	(1.258)	(0.830)	(0.077)	(0.006)
Total dividends and distributions	(0.706)	(1.379)	(0.983)	(0.214)	(0.136)
Net asset value, end of period	$ 12.736	$ 11.982	$ 10.703	$ 13.053	$ 11.485
Total return[2]	12.90%	25.50%	(11.59%)	15.58%	20.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,707	$105,802	$ 65,730	$ 35,271	$ 12
Ratio of expenses to average net assets	0.60%	0.60%	0.61%	0.59%	0.58%
Ratio of net investment income to average net assets	0.89%	1.05%	0.95%	0.86%	1.03%
Portfolio turnover	32%	22%	28%	21%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.27% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$57,342
Legal	10,145
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,677 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$227,766
Distribution fees payable to LFD	27,549
Shareholder servicing fees payable to Lincoln Life	24,645
LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$294,547,026
Sales	425,371,352
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$698,730,299
Aggregate unrealized appreciation of investments and derivatives	$327,937,775
Aggregate unrealized depreciation of investments and derivatives	(20,639,978)
Net unrealized appreciation of investments and derivatives	$307,297,797
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$ 997,554,859	$—	$—	$ 997,554,859
Money Market Fund	8,473,237	—	—	8,473,237
Total Investments	$1,006,028,096	$—	$—	$1,006,028,096
Derivatives:

Assets:
Futures Contract	$313,531	$—	$—	$313,531
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$32,993,448	$11,794,406
Long-term capital gains	25,269,663	94,008,346
Total	$58,263,111	$105,802,752
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 733,735
Undistributed long-term capital gains	11,308,293
Other temporary differences	1
Net unrealized appreciation	307,297,797
Distributable earnings/(accumulated loss)	$319,339,826
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	21,445,098	12,478,795
Service Class	2,777,933	3,117,801
Shares reinvested:
Standard Class	4,431,402	8,272,660
Service Class	613,755	897,352
	29,268,188	24,766,608
Shares redeemed:
Standard Class	(31,780,426)	(11,423,395)
Service Class	(1,880,311)	(1,326,232)
	(33,660,737)	(12,749,627)
Net increase (decrease)	(4,392,549)	12,016,981
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2020, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$313,531	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$976,753	$130,164
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$11,909,134	$—
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP SSGA Mid-Cap Index Fund–18

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Mid-Cap Index Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Mid-Cap Index Fund–20

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2021. The Board noted that the net
LVIP SSGA Mid-Cap Index Fund–21

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P Mid-Cap 400 Total Return Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that fees contributed to underperformance compared to the benchmark index and that the Fund closely tracked the benchmark index. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Mid-Cap Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Mid-Cap Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Mid-Cap Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Mid-Cap Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Mid-Cap Index Fund–27

LVIP SSGA S&P 500 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA S&P 500 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 18.03% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the S&P 500® Index1, returned 18.40%.
The economic landscape was justifiably dominated by the COVID-19 pandemic throughout most of the developed world during 2020. The US fell hard to the virus from both health and economic perspectives. The S&P 500 (the “Index”) started the year a big loser as the virus emerged and uncertainty followed. Companies began altering the ways that they operate amid everchanging social distancing orders. The Index recouped its value in the second quarter as both consumers and businesses learned to adapt to the new terrain. Many Technology and Materials stocks actually benefitted from the various regional lockdowns and easily offset laggards such as Consumer Staples. For the overall calendar year, the Index gained which was buoyed by the increased demand of technology, the US Presidential election build up, Federal Stimulus legislation, and hope for FDA approval of multiple COVID vaccines, which came to fruition as the year was coming to a close. The big non-COVID related event within the Index this past year was the long-anticipated addition of Tesla (TSLA) that finally occurred in mid-December. At the time of official announcement, Tesla was ranked as the 12th largest US company. The stock continued to ascend and finished the year with the fifth highest weight in the index (just under 2%).
On an individual security level, the top positive contributors to the Fund’s performance during the period were Amazon.com, Inc., Microsoft Corporation, and Apple Inc. The top negative contributors to the Fund’s performance during the period were Exxon Mobil Corporation, Wells Fargo & Company, and AT&T Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Keith Richardson
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $35,797. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $36,701. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 18.03%
Five Years	+ 14.94%
Ten Years	+ 13.60%
Service Class Shares
One Year	+ 17.74%
Five Years	+ 14.66%
Ten Years	+ 13.32%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,220.40	0.23%	$1.28
Service Class Shares	1,000.00	1,218.90	0.48%	2.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.23%	$1.17
Service Class Shares	1,000.00	1,022.70	0.48%	2.44

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.28%
Aerospace & Defense	1.59%
Air Freight & Logistics	0.66%
Airlines	0.25%
Auto Components	0.14%
Automobiles	1.95%
Banks	3.83%
Beverages	1.60%
Biotechnology	1.86%
Building Products	0.45%
Capital Markets	2.74%
Chemicals	1.82%
Commercial Services & Supplies	0.42%
Communications Equipment	0.79%
Construction & Engineering	0.08%
Construction Materials	0.12%
Consumer Finance	0.54%
Containers & Packaging	0.36%
Distributors	0.13%
Diversified Financial Services	1.41%
Diversified Telecommunication Services	1.43%
Electric Utilities	1.76%
Electrical Equipment	0.49%
Electronic Equipment, Instruments & Components	0.60%
Energy Equipment & Services	0.21%
Entertainment	2.23%
Equity Real Estate Investment Trusts	2.34%
Food & Staples Retailing	1.43%
Food Products	1.00%
Gas Utilities	0.04%
Health Care Equipment & Supplies	3.78%
Health Care Providers & Services	2.61%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	1.68%
Household Durables	0.38%
Household Products	1.60%
Independent Power and Renewable Electricity Producers	0.05%
Industrial Conglomerates	1.22%
Insurance	1.85%
Interactive Media & Services	5.43%
Internet & Direct Marketing Retail	4.87%
IT Services	5.44%
Leisure Products	0.04%
Life Sciences Tools & Services	1.20%
Machinery	1.65%
Security Type/Sector	Percentage of Net Assets
Media	1.33%
Metals & Mining	0.32%
Multiline Retail	0.52%
Multi-Utilities	0.82%
Oil, Gas & Consumable Fuels	2.06%
Personal Products	0.19%
Pharmaceuticals	3.83%
Professional Services	0.33%
Real Estate Management & Development	0.07%
Road & Rail	1.00%
Semiconductors & Semiconductor Equipment	5.07%
Software	8.52%
Specialty Retail	2.19%
Technology Hardware, Storage & Peripherals	6.96%
Textiles, Apparel & Luxury Goods	0.74%
Tobacco	0.64%
Trading Companies & Distributors	0.20%
Water Utilities	0.09%
Wireless Telecommunication Services	0.25%
Money Market Fund	0.60%
Total Investments	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	6.65%
Microsoft	5.27%
Amazon.com	4.36%
Alphabet Class A & Class C	3.24%
Facebook Class A	2.05%
Tesla	1.67%
Berkshire Hathaway Class B	1.41%
Johnson & Johnson	1.30%
JPMorgan Chase & Co.	1.21%
Visa Class A	1.16%
Total	28.32%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.28%
Aerospace & Defense–1.59%
†Boeing	170,389	$ 36,473,469
General Dynamics	75,780	11,277,580
†Howmet Aerospace	124,760	3,560,651
Huntington Ingalls Industries	12,800	2,182,144
L3Harris Technologies	67,106	12,684,376
Lockheed Martin	79,002	28,044,130
Northrop Grumman	49,533	15,093,696
Raytheon Technologies	487,571	34,866,202
†Teledyne Technologies	12,300	4,821,354
Textron	72,722	3,514,654
†TransDigm Group	17,400	10,767,990
		163,286,246
Air Freight & Logistics–0.66%
CH Robinson Worldwide	44,227	4,151,588
Expeditors International of Washington	54,876	5,219,256
FedEx	77,403	20,095,367
United Parcel Service Class B	229,624	38,668,682
		68,134,893
Airlines–0.25%
†Alaska Air Group	39,500	2,054,000
†American Airlines Group	169,900	2,679,323
†Delta Air Lines	202,900	8,158,609
†Southwest Airlines	187,881	8,757,133
†United Airlines Holdings	97,200	4,203,900
		25,852,965
Auto Components–0.14%
Aptiv	86,624	11,286,241
BorgWarner	69,198	2,673,811
		13,960,052
Automobiles–1.95%
†Ford Motor	1,247,102	10,962,026
†General Motors	412,406	17,172,586
†Tesla	244,000	172,183,480
		200,318,092
Banks–3.83%
Bank of America	2,447,401	74,180,724
Citigroup	668,562	41,223,533
Citizens Financial Group	139,600	4,992,096
Comerica	46,952	2,622,739
Fifth Third Bancorp	231,967	6,395,330
First Republic Bank	56,600	8,316,238
Huntington Bancshares	328,220	4,145,419
JPMorgan Chase & Co.	980,560	124,599,759
KeyCorp	316,294	5,190,385
M&T Bank	42,285	5,382,880
People's United Financial	132,717	1,716,031
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
PNC Financial Services Group	135,746	$ 20,226,154
Regions Financial	312,814	5,042,562
†SVB Financial Group	16,800	6,515,544
Truist Financial	431,842	20,698,187
US Bancorp	439,156	20,460,278
Wells Fargo & Co.	1,327,682	40,069,443
Zions Bancorp	55,242	2,399,712
		394,177,014
Beverages–1.60%
Brown-Forman Class B	59,550	4,730,057
Coca-Cola	1,243,297	68,182,407
Constellation Brands Class A	55,935	12,252,562
†Molson Coors Beverage Class B	59,717	2,698,611
†Monster Beverage	121,551	11,241,036
PepsiCo	444,175	65,871,153
		164,975,826
Biotechnology–1.86%
AbbVie	567,449	60,802,160
†Alexion Pharmaceuticals	69,805	10,906,333
Amgen	186,957	42,985,154
†Biogen	49,149	12,034,624
Gilead Sciences	401,849	23,411,723
†Incyte	61,300	5,331,874
†Regeneron Pharmaceuticals	33,562	16,214,138
†Vertex Pharmaceuticals	83,300	19,687,122
		191,373,128
Building Products–0.45%
Allegion	29,625	3,447,757
AO Smith	46,500	2,549,130
Carrier Global	259,661	9,794,413
Fortune Brands Home & Security	45,700	3,917,404
Johnson Controls International	230,889	10,757,118
Masco	84,521	4,642,739
Trane Technologies	76,575	11,115,627
		46,224,188
Capital Markets–2.74%
Ameriprise Financial	37,482	7,283,877
Bank of New York Mellon	267,503	11,352,827
BlackRock	45,491	32,823,576
Cboe Global Markets	35,200	3,277,824
Charles Schwab	478,325	25,370,358
CME Group	115,053	20,945,399
Franklin Resources	92,056	2,300,479
Goldman Sachs Group	110,386	29,109,892
Intercontinental Exchange	183,230	21,124,587
Invesco	132,339	2,306,669
LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
MarketAxess Holdings	12,600	$ 7,189,056
Moody's	52,842	15,336,862
Morgan Stanley	458,588	31,427,035
MSCI	26,500	11,833,045
Nasdaq	37,577	4,987,971
Northern Trust	68,584	6,387,914
Raymond James Financial	39,000	3,731,130
S&P Global	77,179	25,371,053
State Street	117,090	8,521,810
T. Rowe Price Group	74,535	11,283,854
		281,965,218
Chemicals–1.82%
Air Products & Chemicals	70,799	19,343,703
Albemarle	34,300	5,059,936
Celanese	38,800	5,041,672
CF Industries Holdings	66,990	2,593,183
Corteva	237,327	9,189,301
Dow	241,827	13,421,398
DuPont de Nemours	240,227	17,082,542
Eastman Chemical	44,727	4,485,224
Ecolab	79,457	17,191,316
FMC	43,501	4,999,570
International Flavors & Fragrances	34,520	3,757,157
†Linde	168,580	44,422,516
LyondellBasell Industries Class A	84,380	7,734,271
Mosaic	113,047	2,601,211
PPG Industries	76,956	11,098,594
Sherwin-Williams	26,216	19,266,401
		187,287,995
Commercial Services & Supplies–0.42%
Cintas	28,708	10,147,130
†Copart	68,400	8,703,900
Republic Services	70,237	6,763,823
Rollins	73,125	2,856,994
Waste Management	127,271	15,009,069
		43,480,916
Communications Equipment–0.79%
†Arista Networks	17,700	5,143,089
Cisco Systems	1,358,124	60,776,049
†F5 Networks	19,796	3,482,908
Juniper Networks	111,704	2,514,457
Motorola Solutions	54,002	9,183,580
		81,100,083
Construction & Engineering–0.08%
Jacobs Engineering Group	43,434	4,732,568
Quanta Services	44,687	3,218,358
		7,950,926
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.12%
Martin Marietta Materials	20,300	$ 5,764,591
Vulcan Materials	43,663	6,475,660
		12,240,251
Consumer Finance–0.54%
American Express	209,150	25,288,326
Capital One Financial	146,130	14,444,951
Discover Financial Services	101,011	9,144,526
Synchrony Financial	176,468	6,125,204
		55,003,007
Containers & Packaging–0.36%
Amcor	519,508	6,114,609
Avery Dennison	26,943	4,179,129
Ball	108,156	10,077,976
International Paper	127,501	6,339,350
Packaging Corp. of America	30,900	4,261,419
Sealed Air	54,097	2,477,102
WestRock	88,318	3,844,482
		37,294,067
Distributors–0.13%
Genuine Parts	46,741	4,694,199
†LKQ	93,500	3,294,940
Pool	13,400	4,991,500
		12,980,639
Diversified Financial Services–1.41%
†Berkshire Hathaway Class B	626,069	145,166,619
		145,166,619
Diversified Telecommunication Services–1.43%
AT&T	2,290,940	65,887,434
CenturyLink	329,377	3,211,426
Verizon Communications	1,330,558	78,170,283
		147,269,143
Electric Utilities–1.76%
Alliant Energy	84,600	4,359,438
American Electric Power	162,478	13,529,543
Duke Energy	235,848	21,594,243
Edison International	125,204	7,865,315
Entergy	65,772	6,566,676
Evergy	73,499	4,079,929
Eversource Energy	112,774	9,756,079
Exelon	318,956	13,466,322
FirstEnergy	178,506	5,464,069
NextEra Energy	629,332	48,552,964
NRG Energy	82,255	3,088,675
Pinnacle West Capital	36,383	2,908,821
PPL	255,398	7,202,224
Southern	338,426	20,789,509
Xcel Energy	171,877	11,459,040
		180,682,847

LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–0.49%
AMETEK	76,300	$ 9,227,722
Eaton	130,717	15,704,340
Emerson Electric	195,230	15,690,635
Rockwell Automation	36,990	9,277,462
		49,900,159
Electronic Equipment, Instruments & Components–0.60%
Amphenol Class A	95,532	12,492,720
CDW	46,800	6,167,772
Corning	251,660	9,059,760
FLIR Systems	43,950	1,926,328
†IPG Photonics	11,200	2,506,448
†Keysight Technologies	62,000	8,189,580
TE Connectivity	107,611	13,028,464
†Vontier	45,028	1,503,935
†Zebra Technologies Class A	17,400	6,687,342
		61,562,349
Energy Equipment & Services–0.21%
Baker Hughes	223,497	4,659,913
Halliburton	282,137	5,332,389
Schlumberger	460,373	10,049,943
TechnipFMC	140,616	1,321,790
		21,364,035
Entertainment–2.23%
Activision Blizzard	247,700	22,998,945
Electronic Arts	92,679	13,308,705
†Live Nation Entertainment	45,200	3,321,296
†Netflix	142,000	76,783,660
†Take-Two Interactive Software	37,600	7,812,904
†Walt Disney	582,335	105,507,455
		229,732,965
Equity Real Estate Investment Trusts–2.34%
Alexandria Real Estate Equities	39,200	6,986,224
American Tower	142,503	31,986,223
AvalonBay Communities	46,348	7,435,610
Boston Properties	47,312	4,472,403
Crown Castle International	137,765	21,930,810
Digital Realty Trust	89,300	12,458,243
Duke Realty	120,700	4,824,379
Equinix	28,942	20,669,798
Equity Residential	110,942	6,576,642
Essex Property Trust	21,600	5,128,272
Extra Space Storage	43,100	4,993,566
Federal Realty Investment Trust	21,600	1,838,592
Four Corners Property Trust	1	30
Healthpeak Properties	168,523	5,094,450
†Host Hotels & Resorts	224,851	3,289,570
Iron Mountain	98,400	2,900,832
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Kimco Realty	143,945	$ 2,160,615
Mid-America Apartment Communities	37,100	4,700,199
Prologis	236,987	23,618,124
Public Storage	50,151	11,581,370
Realty Income	111,900	6,956,823
Regency Centers	49,700	2,265,823
SBA Communications	36,500	10,297,745
Simon Property Group	101,148	8,625,901
SL Green Realty	23,700	1,412,046
UDR	95,700	3,677,751
Ventas	121,295	5,948,307
Vornado Realty Trust	49,074	1,832,423
Welltower	137,001	8,853,005
Weyerhaeuser	247,907	8,312,322
		240,828,098
Food & Staples Retailing–1.43%
Costco Wholesale	141,748	53,407,811
Kroger	254,746	8,090,733
Sysco	162,618	12,076,013
Walgreens Boots Alliance	234,062	9,334,393
Walmart	445,595	64,232,519
		147,141,469
Food Products–1.00%
Archer-Daniels-Midland	184,223	9,286,681
Campbell Soup	67,650	3,270,877
Conagra Brands	158,452	5,745,469
General Mills	195,112	11,472,586
Hershey	48,830	7,438,274
Hormel Foods	91,172	4,249,527
JM Smucker	37,447	4,328,873
Kellogg	82,177	5,113,875
Kraft Heinz	213,124	7,386,878
Lamb Weston Holdings	48,500	3,818,890
McCormick & Co Non-Voting Shares	82,038	7,842,833
Mondelez International Class A	458,708	26,820,657
Tyson Foods Class A	98,250	6,331,230
		103,106,650
Gas Utilities–0.04%
Atmos Energy	40,800	3,893,544
		3,893,544
Health Care Equipment & Supplies–3.78%
Abbott Laboratories	569,680	62,374,263
†ABIOMED	14,800	4,798,160
†Align Technology	22,900	12,237,302
Baxter International	166,622	13,369,749
Becton Dickinson and Co	93,013	23,273,713
†Boston Scientific	458,087	16,468,228

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Cooper	16,100	$ 5,849,452
Danaher	203,101	45,116,856
DENTSPLY SIRONA	73,175	3,831,443
†DexCom	31,300	11,572,236
†Edwards Lifesciences	203,348	18,551,438
†Hologic	85,500	6,226,965
†IDEXX Laboratories	28,000	13,996,360
†Intuitive Surgical	37,669	30,817,009
Medtronic	432,496	50,662,581
ResMed	47,800	10,160,368
STERIS	27,800	5,269,212
Stryker	104,812	25,683,133
Teleflex	15,000	6,173,550
†Varian Medical Systems	29,932	5,238,399
West Pharmaceutical Services	24,300	6,884,433
Zimmer Biomet Holdings	66,090	10,183,808
		388,738,658
Health Care Providers & Services–2.61%
AmerisourceBergen	48,078	4,700,105
Anthem	79,788	25,619,129
Cardinal Health	95,561	5,118,247
†Centene	189,574	11,380,127
Cigna	115,802	24,107,660
CVS Health	419,942	28,682,039
†DaVita	24,028	2,820,887
HCA Healthcare	86,000	14,143,560
†Henry Schein	46,100	3,082,246
Humana	42,332	17,367,550
†Laboratory Corp of America Holdings	32,047	6,523,167
McKesson	51,094	8,886,269
Quest Diagnostics	44,211	5,268,625
UnitedHealth Group	305,146	107,008,599
†Universal Health Services Class B	25,000	3,437,500
		268,145,710
Health Care Technology–0.08%
Cerner	101,129	7,936,604
		7,936,604
Hotels, Restaurants & Leisure–1.68%
†Carnival	234,791	5,085,573
†Chipotle Mexican Grill	9,122	12,649,569
Darden Restaurants	40,130	4,780,286
Domino's Pizza	12,800	4,908,288
†Hilton Worldwide Holdings	88,400	9,835,384
†Las Vegas Sands	109,700	6,538,120
†Marriott International Class A	87,127	11,493,794
McDonald's	239,418	51,374,314
MGM Resorts International	136,700	4,307,417
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Norwegian Cruise Line Holdings	97,600	$ 2,481,968
†Royal Caribbean Cruises	58,800	4,391,772
Starbucks	376,906	40,321,404
†Wynn Resorts	32,450	3,661,333
Yum! Brands	96,224	10,446,077
		172,275,299
Household Durables–0.38%
DR Horton	109,574	7,551,840
Garmin	48,424	5,794,416
Leggett & Platt	41,536	1,840,045
Lennar Class A	91,143	6,947,831
†Mohawk Industries	19,800	2,790,810
Newell Brands	126,103	2,677,167
†NVR	1,140	4,651,040
PulteGroup	83,941	3,619,536
Whirlpool	20,308	3,665,391
		39,538,076
Household Products–1.60%
Church & Dwight	81,200	7,083,076
Clorox	41,685	8,417,035
Colgate-Palmolive	274,752	23,494,044
Kimberly-Clark	108,731	14,660,201
Procter & Gamble	797,531	110,968,463
		164,622,819
Independent Power and Renewable Electricity Producers–0.05%
AES	222,115	5,219,702
		5,219,702
Industrial Conglomerates–1.22%
3M	185,171	32,366,039
General Electric	2,811,183	30,360,776
Honeywell International	225,472	47,957,895
Roper Technologies	34,264	14,770,868
		125,455,578
Insurance–1.85%
Aflac	208,122	9,255,185
Allstate	96,972	10,660,132
American International Group	274,744	10,401,808
Aon Class A	55,054	11,631,259
Arthur J. Gallagher & Co.	63,700	7,880,327
Assurant	19,116	2,603,982
Chubb	144,646	22,263,912
Cincinnati Financial	49,375	4,313,894
Everest Re Group	12,700	2,972,943
Globe Life	31,679	3,008,238
Hartford Financial Services Group	116,289	5,695,835
✱Lincoln National	60,636	3,050,597

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Loews	79,008	$ 3,556,940
Marsh & McLennan	165,669	19,383,273
MetLife	251,515	11,808,629
Principal Financial Group	86,533	4,292,902
Progressive	187,518	18,541,780
Prudential Financial	126,225	9,854,386
Travelers	82,506	11,581,367
Unum Group	72,311	1,658,814
Willis Towers Watson	60,201	12,683,147
WR Berkley	45,900	3,048,678
		190,148,028
Interactive Media & Services–5.43%
†Alphabet Class A	96,720	169,515,341
†Alphabet Class C	93,398	163,622,088
†Facebook Class A	773,600	211,316,576
†Twitter	260,800	14,122,320
		558,576,325
Internet & Direct Marketing Retail–4.87%
†Amazon.com	137,558	448,016,777
†Booking Holdings	13,175	29,344,282
eBay	208,944	10,499,436
†Etsy	39,900	7,098,609
†Expedia Group	44,049	5,832,088
		500,791,192
IT Services–5.44%
Accenture Class A	203,567	53,173,736
†Akamai Technologies	53,603	5,627,779
Automatic Data Processing	137,468	24,221,862
Broadridge Financial Solutions	37,700	5,775,640
Cognizant Technology Solutions Class A	170,916	14,006,566
†DXC Technology	86,850	2,236,387
Fidelity National Information Services	199,089	28,163,130
†Fiserv	178,324	20,303,971
†FleetCor Technologies	27,400	7,475,542
†Gartner	29,600	4,741,624
Global Payments	95,845	20,646,930
International Business Machines	286,063	36,009,610
Jack Henry & Associates	25,000	4,049,750
Leidos Holdings	43,200	4,541,184
Mastercard Class A	282,920	100,985,465
Paychex	105,876	9,865,526
†PayPal Holdings	376,744	88,233,445
†VeriSign	31,887	6,900,347
Visa Class A	545,428	119,301,466
Western Union	141,287	3,099,837
		559,359,797
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products–0.04%
Hasbro	43,484	$ 4,067,493
		4,067,493
Life Sciences Tools & Services–1.20%
Agilent Technologies	100,537	11,912,629
†Bio-Rad Laboratories Class A	7,200	4,197,168
†Illumina	46,700	17,279,000
†IQVIA Holdings	62,500	11,198,125
†Mettler-Toledo International	7,900	9,003,472
PerkinElmer	36,575	5,248,513
Thermo Fisher Scientific	127,353	59,318,480
†Waters	20,116	4,977,101
		123,134,488
Machinery–1.65%
Caterpillar	174,381	31,740,830
Cummins	48,229	10,952,806
Deere & Co.	100,500	27,039,525
Dover	47,151	5,952,814
Flowserve	41,684	1,536,055
Fortive	112,571	7,972,278
IDEX	24,800	4,940,160
Illinois Tool Works	92,219	18,801,610
†Ingersoll Rand	116,081	5,288,650
Otis Worldwide	135,580	9,158,429
PACCAR	110,355	9,521,429
Parker-Hannifin	41,082	11,191,148
Pentair	53,294	2,829,378
Snap-on	18,275	3,127,584
Stanley Black & Decker	51,840	9,256,550
Westinghouse Air Brake Technologies	58,109	4,253,579
Xylem	59,173	6,023,220
		169,586,045
Media–1.33%
†Charter Communications Class A	46,800	30,960,540
Comcast Class A	1,468,044	76,925,506
†Discovery Class A	52,143	1,568,983
†Discovery Class C	101,555	2,659,725
†DISH Network Class A	82,413	2,665,236
Fox Class A	111,619	3,250,345
†Fox Class B	53,366	1,541,210
Interpublic Group	128,580	3,024,202
News Class A	135,890	2,441,943
News Class B	38,200	678,814
Omnicom Group	68,897	4,297,106
ViacomCBS Class B	184,900	6,889,374
		136,902,984
Metals & Mining–0.32%
†Freeport-McMoRan	463,661	12,064,459
Newmont	256,932	15,387,658

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Nucor	98,143	$ 5,220,226
		32,672,343
Multiline Retail–0.52%
Dollar General	78,429	16,493,619
†Dollar Tree	78,083	8,436,087
Target	160,638	28,357,426
		53,287,132
Multi-Utilities–0.82%
Ameren	81,201	6,338,550
CenterPoint Energy	168,135	3,638,441
CMS Energy	94,438	5,761,662
Consolidated Edison	110,712	8,001,156
Dominion Energy	261,352	19,653,671
DTE Energy	64,292	7,805,692
NiSource	121,895	2,796,271
Public Service Enterprise Group	161,089	9,391,489
Sempra Energy	92,088	11,732,932
WEC Energy Group	102,758	9,456,819
		84,576,683
Oil, Gas & Consumable Fuels–2.06%
Apache	125,026	1,774,119
Cabot Oil & Gas	128,596	2,093,543
Chevron	618,616	52,242,121
Concho Resources	62,700	3,658,545
ConocoPhillips	341,510	13,656,985
Devon Energy	134,314	2,123,504
Diamondback Energy	54,700	2,647,480
EOG Resources	185,902	9,270,933
Exxon Mobil	1,358,910	56,014,270
Hess	88,120	4,651,855
HollyFrontier	51,300	1,326,105
Kinder Morgan	619,981	8,475,140
Marathon Oil	278,229	1,855,787
Marathon Petroleum	212,530	8,790,241
NOV	124,690	1,711,994
Occidental Petroleum	279,538	4,838,803
ONEOK	138,977	5,333,937
Phillips 66	139,171	9,733,620
Pioneer Natural Resources	53,014	6,037,764
Valero Energy	134,745	7,622,525
Williams	402,418	8,068,481
		211,927,752
Personal Products–0.19%
Estee Lauder Class A	73,967	19,689,276
		19,689,276
Pharmaceuticals–3.83%
Bristol-Myers Squibb	725,966	45,031,671
†Catalent	54,800	5,703,036
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	255,028	$ 43,058,927
Johnson & Johnson	846,881	133,282,132
Merck & Co	813,281	66,526,386
Perrigo	43,151	1,929,713
Pfizer	1,786,948	65,777,556
†Viatris	396,851	7,436,988
Zoetis	152,421	25,225,675
		393,972,084
Professional Services–0.33%
Equifax	39,918	7,697,787
IHS Markit	121,900	10,950,277
Nielsen Holdings	116,700	2,435,529
Robert Half International	36,617	2,287,830
Verisk Analytics	51,800	10,753,162
		34,124,585
Real Estate Management & Development–0.07%
†CBRE Group Class A	109,376	6,860,063
		6,860,063
Road & Rail–1.00%
CSX	245,104	22,243,188
JB Hunt Transport Services	26,900	3,675,885
Kansas City Southern	31,438	6,417,439
Norfolk Southern	81,332	19,325,297
Old Dominion Freight Line	31,200	6,089,616
Union Pacific	216,402	45,059,224
		102,810,649
Semiconductors & Semiconductor Equipment–5.07%
†Advanced Micro Devices	385,800	35,381,718
Analog Devices	82,374	12,169,111
Applied Materials	292,853	25,273,214
Broadcom	129,985	56,913,932
Intel	1,317,328	65,629,281
KLA	49,321	12,769,700
Lam Research	46,150	21,795,261
Maxim Integrated Products	146,174	12,958,325
Microchip Technology	81,903	11,311,623
†Micron Technology	357,059	26,843,696
NVIDIA	199,110	103,975,242
†Qorvo	37,900	6,301,633
QUALCOMM	363,424	55,364,012
Skyworks Solutions	55,500	8,484,840
Teradyne	55,500	6,653,895
Texas Instruments	294,924	48,405,876
Xilinx	78,255	11,094,211
		521,325,570
Software–8.52%
†Adobe	154,200	77,118,504
†ANSYS	27,400	9,968,120
†Autodesk	70,403	21,496,852

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Cadence Design Systems	89,000	$ 12,142,270
Citrix Systems	38,256	4,977,106
†Fortinet	43,300	6,431,349
Intuit	84,340	32,036,549
Microsoft	2,437,688	542,190,565
NortonLifeLock	178,125	3,701,437
Oracle	609,078	39,401,256
†Paycom Software	16,000	7,236,000
†salesforce.com	294,136	65,454,084
†ServiceNow	63,300	34,842,219
†Synopsys	50,100	12,987,924
†Tyler Technologies	13,400	5,849,368
		875,833,603
Specialty Retail–2.19%
Advance Auto Parts	22,400	3,528,224
†AutoZone	7,327	8,685,719
Best Buy	75,577	7,541,829
†CarMax	53,709	5,073,352
†Gap	63,450	1,281,056
Home Depot	346,185	91,953,660
†L Brands	72,043	2,679,279
Lowe's	235,297	37,767,521
†O'Reilly Automotive	23,057	10,434,906
†Ross Stores	116,826	14,347,401
Tiffany & Co.	35,215	4,629,012
TJX	384,992	26,291,104
Tractor Supply	38,100	5,356,098
†Ulta Beauty	18,200	5,226,312
		224,795,473
Technology Hardware, Storage & Peripherals–6.96%
Apple	5,152,956	683,745,732
Hewlett Packard Enterprise	420,876	4,987,381
HP	437,976	10,769,830
NetApp	72,143	4,778,752
Seagate Technology	72,572	4,511,075
†Western Digital	102,834	5,695,975
Xerox Holdings	64,996	1,507,257
		715,996,002
Textiles, Apparel & Luxury Goods–0.74%
Hanesbrands	122,200	1,781,676
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE Class B	403,268	$ 57,050,324
†PVH	22,033	2,068,678
†Ralph Lauren	14,772	1,532,447
†Tapestry	86,934	2,701,909
†Under Armour Class A	63,800	1,095,446
†Under Armour Class C	64,252	956,070
VF	105,852	9,040,819
		76,227,369
Tobacco–0.64%
Altria Group	595,901	24,431,941
Philip Morris International	500,216	41,412,883
		65,844,824
Trading Companies & Distributors–0.20%
Fastenal	190,006	9,277,993
†United Rentals	23,400	5,426,694
WW Grainger	14,953	6,105,908
		20,810,595
Water Utilities–0.09%
American Water Works	60,100	9,223,547
		9,223,547
Wireless Telecommunication Services–0.25%
†T-Mobile US	187,015	25,218,973
		25,218,973
Total Common Stock (Cost $3,922,131,962)		10,207,948,705

MONEY MARKET FUND–0.60%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	61,655,259	61,655,259
Total Money Market Fund (Cost $61,655,259)		61,655,259

TOTAL INVESTMENTS–99.88% (Cost $3,983,787,221)	10,269,603,964
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	11,942,570
NET ASSETS APPLICABLE TO 426,918,769 SHARES OUTSTANDING–100.00%	$10,281,546,534
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($8,511,056,967 / 353,347,201 Shares)	$24.087
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($1,770,489,567 / 73,571,568 Shares)	$24.065
LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 3,954,668,980
Distributable earnings/(accumulated loss)	6,326,877,554
TOTAL NET ASSETS	$10,281,546,534

† Non-income producing.
✱ Considered an affiliated investment. See Note 2 in “Notes to Financial Statements.”
★ Includes $4,477,000 cash collateral held at broker for futures contracts, $500,578 variation margin due from broker on futures contracts, $2,853,686 payable for fund shares redeemed, $516,545 other accrued expenses payable and $2,036,746 due to manager and affiliates as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
407	E-mini S&P 500 Index	$76,288,080	$74,909,541	3/19/21	$1,378,539	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 164,353,921
Dividends from affiliated investments	103,858
164,457,779
EXPENSES:
Management fees	15,166,911
Distribution fees-Service Class	3,813,119
Shareholder servicing fees	2,640,253
Accounting and administration expenses	1,550,979
Index fees	912,981
Reports and statements to shareholders	264,759
Trustees’ fees and expenses	221,658
Professional fees	169,725
Custodian fees	44,761
Consulting fees	8,812
Pricing fees	8,641
Other	113,172
24,915,771
Less:
Management fees waived	(19,998)
Total operating expenses	24,895,773
NET INVESTMENT INCOME	139,562,006
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	1,020
Sale of unaffiliated investments	200,962,660
Futures contracts	15,086,690
Net realized gain	216,050,370
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(673,181)
Unaffiliated investments	1,326,288,814
Futures contracts	(387,575)
Net change in unrealized appreciation (depreciation)	1,325,228,058
NET REALIZED AND UNREALIZED GAIN	1,541,278,428
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,680,840,434
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 139,562,006	$ 139,310,517
Net realized gain	216,050,370	63,026,819
Net change in unrealized appreciation (depreciation)	1,325,228,058	1,958,947,358
Net increase in net assets resulting from operations	1,680,840,434	2,161,284,694
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(228,892,853)	(388,248,853)
Service Class	(43,602,135)	(73,969,335)
	(272,494,988)	(462,218,188)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,159,172,722	1,036,253,805
Service Class	255,378,195	250,437,976
Reinvestment of dividends and distributions:
Standard Class	228,892,853	388,248,853
Service Class	43,602,135	73,969,335
	1,687,045,905	1,748,909,969
Cost of shares redeemed:
Standard Class	(1,756,311,417)	(889,344,897)
Service Class	(282,561,244)	(239,576,134)
	(2,038,872,661)	(1,128,921,031)
Increase (decrease) in net assets derived from capital share transactions	(351,826,756)	619,988,938
NET INCREASE IN NET ASSETS	1,056,518,690	2,319,055,444
NET ASSETS:
Beginning of year	9,225,027,844	6,905,972,400
End of year	$10,281,546,534	$ 9,225,027,844
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 20.989	$ 16.898	$ 18.385	$ 15.562	$ 14.395
Income (loss) from investment operations:
Net investment income[1]	0.330	0.343	0.320	0.306	0.284
Net realized and unrealized gain (loss)	3.424	4.863	(1.110)	3.035	1.399
Total from investment operations	3.754	5.206	(0.790)	3.341	1.683
Less dividends and distributions from:
Net investment income	(0.350)	(0.334)	(0.349)	(0.330)	(0.307)
Net realized gain	(0.306)	(0.781)	(0.348)	(0.188)	(0.209)
Total dividends and distributions	(0.656)	(1.115)	(0.697)	(0.518)	(0.516)
Net asset value, end of period	$ 24.087	$ 20.989	$ 16.898	$ 18.385	$ 15.562
Total return[2]	18.03%	31.20%	(4.64%)	21.57%	11.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,511,057	$7,701,580	$5,750,684	$6,790,531	$5,998,455
Ratio of expenses to average net assets	0.23%	0.23%	0.24%	0.23%	0.21%
Ratio of net investment income to average net assets	1.58%	1.76%	1.69%	1.79%	1.92%
Portfolio turnover	7%	3%	3%	3%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–13

LVIP SSGA S&P 500 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 20.977	$ 16.894	$ 18.378	$ 15.560	$ 14.396
Income (loss) from investment operations:
Net investment income[1]	0.277	0.294	0.272	0.263	0.247
Net realized and unrealized gain (loss)	3.414	4.857	(1.107)	3.031	1.396
Total from investment operations	3.691	5.151	(0.835)	3.294	1.643
Less dividends and distributions from:
Net investment income	(0.297)	(0.287)	(0.301)	(0.288)	(0.270)
Net realized gain	(0.306)	(0.781)	(0.348)	(0.188)	(0.209)
Total dividends and distributions	(0.603)	(1.068)	(0.649)	(0.476)	(0.479)
Net asset value, end of period	$ 24.065	$ 20.977	$ 16.894	$ 18.378	$ 15.560
Total return[2]	17.74%	30.87%	(4.88%)	21.27%	11.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,770,490	$1,523,447	$1,155,288	$1,250,684	$1,034,016
Ratio of expenses to average net assets	0.48%	0.48%	0.49%	0.48%	0.46%
Ratio of net investment income to average net assets	1.33%	1.51%	1.44%	1.54%	1.67%
Portfolio turnover	7%	3%	3%	3%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the Fund’s average daily net assets; 0.20% of the next $500 million; and 0.16% of the Fund’s average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$556,608
Legal	98,463
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $181,005 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,419,835
Distribution fees payable to LFD	368,470
Shareholder servicing fees payable to Lincoln Life	248,441
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2020 were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
Common Stock-0.03%@
Insurance-0.03% @
Lincoln National	$3,914,487	$—	$191,729	$1,020	$(673,181)	$3,050,597	60,636	$103,858	$—

@ As a percentage of Net Assets as of December 31, 2020.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 675,120,355
Sales	1,056,556,803
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$4,091,142,181
Aggregate unrealized appreciation of investments and derivatives	$6,402,869,048
Aggregate unrealized depreciation of investments and derivatives	(224,407,265)
Net unrealized appreciation of investments and derivatives	$6,178,461,783
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$10,207,948,705	$—	$—	$10,207,948,705
Money Market Fund	61,655,259	—	—	61,655,259
Total Investments	$10,269,603,964	$—	$—	$10,269,603,964
Derivatives:

Assets:
Futures Contract	$1,378,539	$—	$—	$1,378,539
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$218,661,766	$151,463,535
Long-term capital gains	53,833,222	310,754,653
Total	$272,494,988	$462,218,188
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 12,799,762
Undistributed long-term capital gains	135,616,008
Other temporary differences	(1)
Net unrealized appreciation	6,178,461,785
Distributable earnings/(accumulated loss)	$6,326,877,554
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	61,074,561	52,875,332
Service Class	12,673,917	12,780,604
Shares reinvested:
Standard Class	9,899,584	19,367,763
Service Class	1,889,858	3,700,169
	85,537,920	88,723,868
Shares redeemed:
Standard Class	(84,563,245)	(45,621,774)
Service Class	(13,618,301)	(12,240,643)
	(98,181,546)	(57,862,417)
Net increase (decrease)	(12,643,626)	30,861,451
LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,378,539	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$15,086,690	$(387,575)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$88,459,362	$—
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA S&P 500 Index Fund–21

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2021. The Board noted that the net
LVIP SSGA S&P 500 Index Fund–22

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and the benchmark index for the one- and three-year periods and within range of the return of the Morningstar peer group median and below the benchmark index for the five- and ten-year periods. The Board considered LIAC’s view that fees transaction costs and cash flows contributed to underperformance. The Board also noted LIAC’s view that it believes the Fund has the potential to achieve its performance objectives. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA S&P 500 Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA S&P 500 Index Fund–28

LVIP SSGA Short-Term Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Short-Term Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Short-Term Bond Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 3.65% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index1, returned 3.79%.
As 2020 comes to a close, people around the world are no doubt breathing a sigh of relief and looking forward to 2021 with hopes for a more stable global economic situation and the elimination of Covid-19. Just one year ago, economists were predicting a continuation of the slow expansion that we had been seeing in years past. Instead, 2020 brought a global pandemic that roiled markets and devastated global economies. In addition, in the US specifically, investors had to digest the anticipation and subsequent realization of a contested presidential election as well as the repercussions of a divided congress.
In response to market turmoil brought about by the pandemic, the US Federal Reserve (the Fed), who in the beginning of the year was comfortable holding rates steady at 1.50%-1.75% through 2021, first cut rates off-cycle by 50 basis points (bps), before following up with a 100 bps cut to a zero lower bound in March. Due to the all but non-existent liquidity, the Fed announced 12 different programs to enhance market liquidity, including unlimited quantitative easing. In addition, congress passed a historic $2 trillion stimulus package with provisions aimed at helping American workers, small businesses and industries grappling with the economic disruption. The massive amounts of aid provided by both the Fed and congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. In fact, at the final Federal Open Market Committee (FOMC) meeting of the year, Fed Chair Powell was optimistic and said that he expected the economy to perform “strongly” in the second half of 2021, noting that the FOMC upgraded their forecast for economic growth in 2021 and 2022 to a median projection of 4.2% and 3.2% respectively (though they continued to expect to hold the federal funds rate near zero at least through 2023.)
Risk assets rallied throughout the year, bouncing back from their March lows swiftly and extending gains through December. Ten year treasury yields dropped from 191 bps to a historic low of 50 bps, but by the end of the year had climbed back up to 92 bps. Corporate debt markets widened to levels we had not seen since the financial crisis in the first quarter and spent the year slowly grinding back to just above January tights. The Bloomberg Barclays US Corporate Credit Index2 started the year at 93 bps, widened to 373 bps, and ended the year at 96 bps while the Bloomberg Barclays US High Yield Corporate Index3 started the year at 315 bps, widened to 1100 bps, and ended the year at 360 bps. Corporate new issuance reached record levels this year as borrowers took advantage of the low rates environment. By May, $1 trillion worth of debt sales had been brought to the market – far quicker than the previous record of $1 trillion by August (2017). Overall US Corporate issuance (both investment grade and high yield) for the year came to $2.29 trillion, a 58% increase year over year from 2019.
Though the markets stabilized throughout the year, economic data suffered from the ongoing strain of the pandemic. Unemployment jumped to 14.7% in April due to widespread shutdowns and though we have seen improvement, at 6.7% as of December 31st it’s still double what was reported pre-pandemic. Housing was a continuous bright spot throughout the year with purchases of new single-family homes advancing to the highest level in almost 14 years as record-low mortgage rates enticed buyers. Likewise, though business activity experienced a sharp downturn in Q1, the Purchasing Managers’ Index (PMI)4 showed a rebound starting in May that carried on throughout the year.
As the pandemic continues to rage on with deaths surpassing 3000 people per day in the United States, the November announcement of successful vaccine trials by multiple biotech and pharmaceutical companies has given hope that there is an end in sight to the pandemic. Though we are not out of the woods yet, vaccines have already started rolling out to front line medical personnel as well as the elderly around the world as of mid-December.
Main contributors to Fund performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Federal Reserve’s cut of interest rates to a zero lower bound in response to March’s liquidity crisis. In addition, record amounts of new issuance and the premium that historically often accompanies the new issue contributed positively to the Fund holding corporate bonds.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Brunell
Christopher DiStefano
Frank Miethe
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Short-Term Bond Index Fund–1

LVIP SSGA Short-Term Bond Index Fund
2020 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/18 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Short-Term Bond Index Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,031 for the Standard Class shares and to $10,959 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index did over the same period. The same $10,000 investment would have increased to $11,132. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 3.65%
Inception (5/1/18)	+ 3.74%
Service Class Shares
One Year	+ 3.40%
Inception (5/1/18)	+ 3.49%
1. The Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
2. The Bloomberg Barclays US Corporate Credit Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
3. The Bloomberg Barclays US High Yield Corporate Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.
4. PMIPurchasing Managers’ Index surveys track sentiment among purchasing managers at manufacturing, construction and/or service firms. An overall sentiment index is generally calculated from the results of queries on production, orders, inventories, employment, prices, etc. This is an economic indicator and is not used as a benchmark index.

LVIP SSGA Short-Term Bond Index Fund–2

LVIP SSGA Short-Term Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,009.80	0.36%	$1.82
Service Class Shares	1,000.00	1,008.50	0.61%	3.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.36%	$1.83
Service Class Shares	1,000.00	1,022.10	0.61%	3.10

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Short-Term Bond Index Fund–3

LVIP SSGA Short-Term Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	99.00%
Advertising	0.36%
Aerospace & Defense	1.34%
Agriculture	1.13%
Airlines	0.21%
Apparel	0.09%
Auto Manufacturers	4.34%
Banks	33.57%
Beverages	1.66%
Biotechnology	1.22%
Building Materials	0.27%
Chemicals	1.40%
Commercial Services	0.67%
Computers	3.76%
Cosmetics & Personal Care	0.59%
Diversified Financial Services	4.68%
Electric	4.61%
Electronics	0.86%
Environmental Control	0.18%
Food	1.11%
Gas	0.22%
Health Care Products	0.47%
Health Care Services	1.31%
Home Builders	0.31%
Home Furnishings	0.09%
Household Products Wares	0.30%
Insurance	1.80%
Internet	1.53%
Investment Company Security	0.19%
Iron & Steel	0.09%
Lodging	0.10%
Machinery Construction & Mining	0.96%
Machinery Diversified	1.12%
Media	1.44%
Metal Fabricate & Hardware	0.11%
Mining	0.19%
Miscellaneous Manufacturing	0.82%
Oil & Gas	4.04%
Oil & Gas Services	0.30%
Packaging & Containers	0.16%
Pharmaceuticals	6.88%
Pipelines	3.11%
Real Estate Investment Trusts	2.03%
Retail	2.35%
Savings & Loans	0.09%
Semiconductors	1.38%
Security Type/Sector	Percentage of Net Assets
Software	2.38%
Telecommunications	1.76%
Textiles	0.09%
Toys Games Hobby	0.10%
Transportation	1.23%
Money Market Fund	0.83%
Total Investments	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Credit Quality Ratings (as a % of fixed income investments)#
AAA	0.83%
AA	17.40%
A	48.39%
BBB	33.38%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Short-Term Bond Index Fund–4

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–99.00%
Advertising–0.36%
Interpublic Group 3.75% 10/1/21	200,000	$ 205,010
Omnicom Group 3.63% 5/1/22	450,000	469,328
WPP Finance 3.63% 9/7/22	200,000	210,095
		884,433
Aerospace & Defense–1.34%
Boeing
2.13% 3/1/22	200,000	203,313
2.70% 5/1/22	240,000	246,742
4.51% 5/1/23	750,000	810,578
General Dynamics
2.25% 11/15/22	150,000	154,722
3.38% 5/15/23	350,000	374,252
L3Harris Technologies 3.85% 6/15/23	300,000	324,025
Northrop Grumman
2.55% 10/15/22	400,000	415,436
3.25% 8/1/23	300,000	322,548
Raytheon Technologies
2.50% 12/15/22	200,000	207,268
2.80% 3/15/22	200,000	205,682
		3,264,566
Agriculture–1.13%
Altria Group
2.85% 8/9/22	500,000	519,224
3.49% 2/14/22	250,000	258,524
Bunge Limited Finance 3.00% 9/25/22	200,000	207,629
Philip Morris International
1.13% 5/1/23	385,000	392,579
2.38% 8/17/22	200,000	206,363
2.50% 11/2/22	600,000	622,639
Reynolds American 4.85% 9/15/23	500,000	557,613
		2,764,571
Airlines–0.21%
Southwest Airline 4.75% 5/4/23	460,000	499,937
		499,937
Apparel–0.09%
Ralph Lauren 1.70% 6/15/22	25,000	25,454
VF 2.05% 4/23/22	200,000	204,291
		229,745
Auto Manufacturers–4.34%
American Honda Finance
0.40% 10/21/22	250,000	250,344
0.65% 9/8/23	190,000	191,187
0.88% 7/7/23	365,000	369,419
1.95% 5/20/22	65,000	66,416
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
American Honda Finance (continued)
2.05% 1/10/23	550,000	$ 568,722
2.20% 6/27/22	200,000	205,520
2.60% 11/16/22	200,000	208,447
General Motors 5.40% 10/2/23	600,000	671,798
General Motors Financial
1.70% 8/18/23	455,000	466,686
3.15% 6/30/22	250,000	258,825
3.25% 1/5/23	250,000	262,139
3.45% 1/14/22	700,000	718,714
3.45% 4/10/22	650,000	668,398
3.55% 7/8/22	200,000	208,587
4.15% 6/19/23	350,000	376,515
5.20% 3/20/23	375,000	411,160
PACCAR Financial
0.35% 8/11/23	400,000	399,711
0.80% 6/8/23	30,000	30,319
1.90% 2/7/23	200,000	206,528
2.00% 9/26/22	65,000	66,921
2.65% 4/6/23	65,000	68,476
Toyota Motor Credit
0.35% 10/14/22	500,000	501,337
0.45% 7/22/22	350,000	350,955
0.50% 8/14/23	810,000	814,082
1.15% 5/26/22	200,000	202,617
2.16% 7/2/22	305,000	313,063
2.60% 1/11/22	200,000	204,713
2.65% 4/12/22	100,000	102,927
2.70% 1/11/23	350,000	366,473
2.90% 3/30/23	630,000	666,436
3.45% 9/20/23	350,000	379,185
		10,576,620
Banks–33.57%
Australia & New Zealand Banking Group
2.05% 11/21/22	500,000	517,358
2.63% 11/9/22	200,000	208,616
Banco Bilbao Vizcaya Argentaria 0.88% 9/18/23	200,000	201,389
Banco Santander
3.13% 2/23/23	200,000	210,567
3.50% 4/11/22	200,000	207,685
3.85% 4/12/23	400,000	429,618
Bank of America
μ0.81% 10/24/24	600,000	605,562
μ1.49% 5/19/24	950,000	972,163
2.50% 10/21/22	100,000	101,789
μ2.82% 7/21/23	650,000	674,959
μ2.88% 4/24/23	150,000	154,783
μ3.00% 12/20/23	1,100,000	1,158,302
μ3.12% 1/20/23	100,000	102,869
3.30% 1/11/23	500,000	530,077
μ3.34% 1/25/23	350,000	361,361
LVIP SSGA Short-Term Bond Index Fund–5

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
μ3.55% 3/5/24	700,000	$ 747,909
μ3.86% 7/23/24	750,000	813,098
4.10% 7/24/23	300,000	328,305
5.70% 1/24/22	200,000	211,367
Bank of Montreal
0.45% 12/8/23	355,000	356,198
2.05% 11/1/22	290,000	299,231
2.35% 9/11/22	550,000	569,337
2.55% 11/6/22	200,000	207,965
Bank of New York Mellon
0.35% 12/7/23	415,000	415,752
1.85% 1/27/23	190,000	195,921
1.95% 8/23/22	210,000	215,998
2.20% 8/16/23	300,000	314,241
μ2.66% 5/16/23	150,000	154,581
3.45% 8/11/23	350,000	378,312
3.50% 4/28/23	150,000	160,852
Bank of Nova Scotia
0.55% 9/15/23	350,000	351,334
1.63% 5/1/23	450,000	462,920
1.95% 2/1/23	200,000	206,537
2.00% 11/15/22	500,000	516,314
2.38% 1/18/23	200,000	208,230
Barclays
μ1.01% 12/10/24	740,000	744,949
1.70% 5/12/22	350,000	356,181
3.68% 1/10/23	300,000	309,188
μ4.34% 5/16/24	200,000	216,449
μ4.61% 2/15/23	500,000	521,955
BBVA USA 3.50% 6/11/21	250,000	252,824
BNP Paribas 3.25% 3/3/23	250,000	265,676
Canadian Imperial Bank of Commerce
0.50% 12/14/23	250,000	250,700
0.95% 6/23/23	505,000	511,644
μ2.61% 7/22/23	400,000	413,771
Citigroup
μ0.78% 10/30/24	250,000	251,603
μ1.68% 5/15/24	700,000	721,033
2.70% 10/27/22	750,000	779,987
2.75% 4/25/22	450,000	463,438
μ2.88% 7/24/23	1,000,000	1,038,750
μ3.14% 1/24/23	500,000	514,133
3.50% 5/15/23	500,000	535,624
μ4.04% 6/1/24	500,000	543,688
Citizens Bank 3.25% 2/14/22	500,000	514,759
Comerica 3.70% 7/31/23	300,000	323,633
Cooperatieve Rabobank
2.75% 1/10/22	200,000	205,008
2.75% 1/10/23	250,000	262,205
3.88% 2/8/22	400,000	415,918
3.95% 11/9/22	500,000	531,363
Credit Suisse 1.00% 5/5/23	1,200,000	1,218,077
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey 3.80% 9/15/22	750,000	$ 792,116
Deutsche Bank
μ2.22% 9/18/24	815,000	838,363
3.30% 11/16/22	300,000	312,840
3.95% 2/27/23	150,000	159,369
5.00% 2/14/22	350,000	365,927
Discover Bank
3.35% 2/6/23	300,000	316,540
4.20% 8/8/23	250,000	273,307
Fifth Third Bancorp
1.63% 5/5/23	70,000	72,195
2.60% 6/15/22	250,000	257,648
Fifth Third Bank 1.80% 1/30/23	250,000	257,095
First Horizon National 3.55% 5/26/23	100,000	106,241
μFirst Republic Bank 1.91% 2/12/24	250,000	257,243
FNB 2.20% 2/24/23	170,000	173,146
Goldman Sachs Group
μ0.63% 11/17/23	635,000	637,545
μ2.91% 6/5/23	700,000	724,633
μ2.91% 7/24/23	600,000	623,164
3.00% 4/26/22	500,000	504,054
3.20% 2/23/23	200,000	211,313
3.63% 1/22/23	350,000	373,477
5.75% 1/24/22	1,150,000	1,215,519
HSBC Holdings
μ3.03% 11/22/23	1,000,000	1,050,915
μ3.26% 3/13/23	600,000	620,113
3.60% 5/25/23	350,000	376,441
μ3.95% 5/18/24	400,000	431,441
Huntington Bancshares 2.30% 1/14/22	69,000	70,242
Huntington National Bank
1.80% 2/3/23	250,000	256,852
3.13% 4/1/22	250,000	258,079
ING Groep
3.15% 3/29/22	400,000	413,665
4.10% 10/2/23	500,000	549,272
JPMorgan Chase & Co.
μ0.65% 9/16/24	265,000	266,384
μ1.51% 6/1/24	1,200,000	1,231,956
μ2.78% 4/25/23	350,000	361,308
3.20% 1/25/23	250,000	264,639
μ3.21% 4/1/23	735,000	762,173
3.25% 9/23/22	300,000	315,502
3.38% 5/1/23	700,000	748,105
μ3.56% 4/23/24	550,000	589,459
μ3.80% 7/23/24	1,000,000	1,085,321
μ4.02% 12/5/24	600,000	660,928
KeyBank
μ0.42% 1/3/24	250,000	250,275

LVIP SSGA Short-Term Bond Index Fund–6

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
KeyBank (continued)
1.25% 3/10/23	450,000	$ 458,788
2.30% 9/14/22	150,000	155,042
2.40% 6/9/22	250,000	257,280
Lloyds Banking Group
μ1.33% 6/15/23	400,000	404,396
μ2.86% 3/17/23	400,000	411,062
μ2.91% 11/7/23	500,000	522,400
3.00% 1/11/22	200,000	205,132
4.05% 8/16/23	550,000	601,029
Manufacturers & Traders Trust 2.50% 5/18/22	250,000	257,183
Mitsubishi UFJ Financial Group
μ0.85% 9/15/24	850,000	854,959
2.62% 7/18/22	550,000	568,538
2.67% 7/25/22	250,000	258,645
3.00% 2/22/22	200,000	205,988
3.22% 3/7/22	250,000	258,489
3.46% 3/2/23	150,000	159,815
3.76% 7/26/23	600,000	650,448
Mizuho Financial Group
μ0.85% 9/8/24	550,000	553,124
μ1.24% 7/10/24	500,000	508,264
2.60% 9/11/22	200,000	207,550
μ2.72% 7/16/23	200,000	206,558
2.95% 2/28/22	200,000	205,981
Morgan Stanley
μ0.56% 11/10/23	375,000	375,855
2.75% 5/19/22	400,000	413,078
3.13% 1/23/23	250,000	263,828
μ3.74% 4/24/24	800,000	860,739
3.75% 2/25/23	750,000	804,084
4.10% 5/22/23	750,000	813,920
4.88% 11/1/22	400,000	430,920
MUFG Union Bank
2.10% 12/9/22	250,000	257,917
3.15% 4/1/22	250,000	258,159
National Australia Bank
1.88% 12/13/22	250,000	257,941
3.63% 6/20/23	750,000	809,180
National Bank of Canada
μ0.90% 8/15/23	250,000	251,491
2.10% 2/1/23	250,000	258,211
μNatwest Group
3.50% 5/15/23	400,000	415,288
4.52% 6/25/24	400,000	436,697
PNC Bank
2.45% 7/28/22	400,000	413,089
2.70% 11/1/22	250,000	260,442
2.95% 1/30/23	500,000	525,793
3.50% 6/8/23	250,000	268,363
3.80% 7/25/23	300,000	325,195
PNC Financial Services Group 3.30% 3/8/22	200,000	206,589
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Regions Financial 3.80% 8/14/23	350,000	$ 379,657
Royal Bank of Canada
0.50% 10/26/23	520,000	522,833
1.60% 4/17/23	450,000	462,730
1.95% 1/17/23	405,000	418,222
2.80% 4/29/22	350,000	361,826
Royal Bank of Scotland Group
μ2.36% 5/22/24	400,000	416,190
3.88% 9/12/23	1,120,000	1,215,158
Santander Holdings USA
3.40% 1/18/23	250,000	262,582
3.70% 3/28/22	450,000	464,691
Santander UK
2.10% 1/13/23	550,000	568,276
3.57% 1/10/23	200,000	206,077
Skandinaviska Enskilda Banken 2.80% 3/11/22	250,000	257,374
Sumitomo Mitsui Financial Group
2.78% 7/12/22	250,000	259,174
2.78% 10/18/22	400,000	416,851
2.85% 1/11/22	500,000	512,525
3.10% 1/17/23	500,000	527,484
3.75% 7/19/23	350,000	378,669
Svenska Handelsbanken 3.90% 11/20/23	350,000	385,269
Synchrony Bank 3.00% 6/15/22	300,000	309,772
Synovus Financial 3.13% 11/1/22	250,000	259,571
Toronto-Dominion Bank
0.45% 9/11/23	400,000	401,121
0.75% 6/12/23	460,000	464,840
1.90% 12/1/22	200,000	206,349
3.50% 7/19/23	300,000	324,627
Truist Bank
1.25% 3/9/23	900,000	917,811
2.45% 8/1/22	200,000	206,632
2.80% 5/17/22	150,000	154,926
3.00% 2/2/23	250,000	263,048
μ3.69% 8/2/24	250,000	270,716
Truist Financial
2.20% 3/16/23	250,000	259,500
3.05% 6/20/22	300,000	311,362
3.75% 12/6/23	350,000	384,453
US Bancorp 2.95% 7/15/22	350,000	363,679
US Bank
1.80% 1/21/22	250,000	253,827
1.95% 1/9/23	250,000	257,891
2.65% 5/23/22	250,000	257,862
2.85% 1/23/23	250,000	262,945
3.40% 7/24/23	450,000	483,175
Wells Fargo & Co.
μ1.65% 6/2/24	1,275,000	1,309,792

LVIP SSGA Short-Term Bond Index Fund–7

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
2.63% 7/22/22	900,000	$ 931,578
3.07% 1/24/23	500,000	514,256
3.45% 2/13/23	250,000	264,926
3.50% 3/8/22	450,000	466,531
4.13% 8/15/23	250,000	273,074
Wells Fargo Bank 3.55% 8/14/23	650,000	701,961
Westpac Banking
2.00% 1/13/23	195,000	201,835
2.50% 6/28/22	250,000	258,515
2.75% 1/11/23	450,000	472,821
2.80% 1/11/22	200,000	205,203
		81,796,498
Beverages–1.66%
Coca-Cola 2.50% 4/1/23	250,000	262,656
Constellation Brands
2.70% 5/9/22	200,000	205,696
4.25% 5/1/23	450,000	490,489
Diageo Capital 2.63% 4/29/23	600,000	628,276
Diageo Investment 2.88% 5/11/22	200,000	206,809
Keurig Dr Pepper 4.06% 5/25/23	500,000	543,225
Molson Coors Beverage 3.50% 5/1/22	200,000	207,964
PepsiCo
0.40% 10/7/23	515,000	517,798
0.75% 5/1/23	265,000	268,762
2.25% 5/2/22	200,000	205,072
2.75% 3/5/22	300,000	308,802
3.10% 7/17/22	200,000	207,781
		4,053,330
Biotechnology–1.22%
Amgen
2.65% 5/11/22	550,000	566,988
3.63% 5/15/22	400,000	414,412
Biogen 3.63% 9/15/22	200,000	210,842
Gilead Sciences
0.75% 9/29/23	465,000	466,374
1.95% 3/1/22	450,000	458,481
2.50% 9/1/23	500,000	525,895
Royalty Pharma 0.75% 9/2/23	335,000	336,578
		2,979,570
Building Materials–0.27%
Carrier Global 1.92% 2/15/23	175,000	180,270
Fortune Brands Home & Security 4.00% 9/21/23	250,000	272,373
Masco 5.95% 3/15/22	200,000	212,947
		665,590
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals–1.40%
Celanese US Holdings 5.88% 6/15/21	200,000	$ 204,402
DuPont de Nemours
2.17% 5/1/23	990,000	1,003,057
4.21% 11/15/23	400,000	441,265
Eastman Chemical 3.60% 8/15/22	200,000	208,930
Ecolab 2.38% 8/10/22	200,000	206,159
Linde 2.20% 8/15/22	350,000	358,785
LYB International Finance 4.00% 7/15/23	250,000	271,114
Mosaic 3.25% 11/15/22	200,000	208,991
Nutrien
1.90% 5/13/23	85,000	87,795
3.50% 6/1/23	200,000	212,645
Sherwin-Williams 4.20% 1/15/22	200,000	205,869
		3,409,012
Commercial Services–0.67%
Cintas No. 2 2.90% 4/1/22	100,000	102,925
Equifax 3.60% 8/15/21	185,000	188,446
Global Payments 4.00% 6/1/23	200,000	216,102
Moody's 2.63% 1/15/23	200,000	208,659
PayPal Holdings
1.35% 6/1/23	395,000	404,421
2.20% 9/26/22	280,000	289,298
RELX Capital 3.50% 3/16/23	200,000	212,703
		1,622,554
Computers–3.76%
Apple
0.75% 5/11/23	935,000	946,095
1.70% 9/11/22	750,000	768,923
2.10% 9/12/22	450,000	463,912
2.30% 5/11/22	200,000	205,551
2.40% 1/13/23	200,000	208,512
2.40% 5/3/23	650,000	681,785
2.50% 2/9/22	200,000	204,548
2.85% 2/23/23	500,000	525,039
Dell International 5.45% 6/15/23	1,050,000	1,161,255
DXC Technology 4.00% 4/15/23	450,000	478,694
Hewlett Packard Enterprise
2.25% 4/1/23	300,000	310,913
3.50% 10/5/21	250,000	255,277
4.40% 10/15/22	400,000	424,859
4.45% 10/2/23	250,000	275,003
HP 4.05% 9/15/22	250,000	265,158
IBM Credit 3.00% 2/6/23	250,000	264,734
International Business Machines
1.88% 8/1/22	400,000	411,045

LVIP SSGA Short-Term Bond Index Fund–8

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
International Business Machines (continued)
2.85% 5/13/22	750,000	$ 776,618
2.88% 11/9/22	200,000	210,264
3.38% 8/1/23	250,000	270,077
Leidos 2.95% 5/15/23	55,000	57,866
		9,166,128
Cosmetics & Personal Care–0.59%
Colgate-Palmolive 2.25% 11/15/22	250,000	259,203
Procter & Gamble
2.15% 8/11/22	450,000	464,112
3.10% 8/15/23	200,000	215,002
Unilever Capital
0.38% 9/14/23	300,000	300,923
2.20% 5/5/22	200,000	204,819
		1,444,059
Diversified Financial Services–4.68%
AerCap Ireland Capital
3.30% 1/23/23	550,000	573,822
4.50% 9/15/23	500,000	542,075
Air Lease
2.25% 1/15/23	800,000	821,343
2.63% 7/1/22	200,000	205,149
3.88% 4/1/21	200,000	201,004
Aircastle
5.13% 3/15/21	60,000	60,478
5.50% 2/15/22	200,000	208,295
Ally Financial
1.45% 10/2/23	235,000	239,876
3.05% 6/5/23	385,000	405,920
4.13% 2/13/22	100,000	103,846
American Express
2.50% 8/1/22	350,000	361,137
2.65% 12/2/22	200,000	208,760
2.75% 5/20/22	300,000	309,253
3.40% 2/27/23	650,000	691,242
3.70% 8/3/23	600,000	649,692
American Express Credit 2.70% 3/3/22	200,000	205,122
Ameriprise Financial
3.00% 3/22/22	35,000	36,142
4.00% 10/15/23	250,000	275,509
BlackRock 3.38% 6/1/22	200,000	208,669
Blackstone / GSO Secured Lending Fund 3.65% 7/14/23	100,000	103,980
Capital One Bank 3.38% 2/15/23	1,000,000	1,057,197
Capital One Financial
2.60% 5/11/23	421,000	441,314
3.20% 1/30/23	250,000	263,387
Charles Schwab 2.65% 1/25/23	200,000	209,501
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
CME Group 3.00% 9/15/22	200,000	$ 209,164
Discover Financial Services 3.85% 11/21/22	200,000	212,697
Intercontinental Exchange
0.70% 6/15/23	175,000	176,190
2.35% 9/15/22	200,000	206,331
3.45% 9/21/23	200,000	215,556
4.00% 10/15/23	350,000	383,594
Jefferies Group 5.13% 1/20/23	150,000	163,857
Nasdaq 0.45% 12/21/22	100,000	100,115
ORIX 2.90% 7/18/22	200,000	207,281
Synchrony Financial 2.85% 7/25/22	200,000	206,524
Visa
2.15% 9/15/22	200,000	206,201
2.80% 12/14/22	500,000	523,105
Western Union 3.60% 3/15/22	200,000	206,541
		11,399,869
Electric–4.61%
Alabama Power 2.45% 3/30/22	500,000	512,365
Ameren Illinois 2.70% 9/1/22	200,000	206,668
American Electric Power
0.75% 11/1/23	185,000	185,411
3.65% 12/1/21	285,000	293,797
Berkshire Hathaway Energy 2.80% 1/15/23	300,000	314,305
CenterPoint Energy 2.50% 9/1/22	200,000	206,721
Consolidated Edison Co. of New York 0.65% 12/1/23	200,000	200,393
Consumers Energy 3.38% 8/15/23	250,000	267,721
Dominion Energy 2.75% 9/15/22	200,000	207,030
DTE Energy
0.55% 11/1/22	395,000	396,325
2.25% 11/1/22	100,000	103,488
2.60% 6/15/22	270,000	278,444
Duke Energy
3.05% 8/15/22	200,000	207,174
3.55% 9/15/21	250,000	253,560
Duke Energy Carolinas 3.35% 5/15/22	250,000	260,367
Duke Energy Progress 3.38% 9/1/23	350,000	376,508
Edison International
2.40% 9/15/22	200,000	204,396
3.13% 11/15/22	55,000	57,101
Entergy 4.00% 7/15/22	250,000	262,132
Eversource Energy 2.75% 3/15/22	500,000	513,177
Exelon 3.50% 6/1/22	500,000	520,082

LVIP SSGA Short-Term Bond Index Fund–9

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Georgia Power 2.85% 5/15/22	200,000	$ 206,653
National Rural Utilities Cooperative Finance 1.75% 1/21/22	570,000	579,278
NextEra Energy Capital Holdings
1.95% 9/1/22	200,000	205,436
2.80% 1/15/23	200,000	209,228
2.90% 4/1/22	275,000	283,763
Oncor Electric Delivery 7.00% 9/1/22	200,000	221,731
Pacific Gas and Electric
1.75% 6/16/22	755,000	757,124
4.25% 8/1/23	250,000	268,405
PECO Energy 1.70% 9/15/21	200,000	201,782
PPL Capital Funding 3.40% 6/1/23	150,000	159,290
PPL Electric Utilities 3.00% 9/15/21	200,000	202,386
PSEG Power 3.85% 6/1/23	150,000	161,375
Public Service Enterprise Group 2.65% 11/15/22	400,000	416,890
Public Service of Colorado 2.25% 9/15/22	200,000	204,717
Puget Energy 5.63% 7/15/22	200,000	211,704
Southern 2.95% 7/1/23	250,000	264,725
Southern California Edison 3.50% 10/1/23	250,000	268,200
Virginia Electric and Power 2.75% 3/15/23	300,000	314,074
WEC Energy Group 0.55% 9/15/23	200,000	200,986
Xcel Energy 0.50% 10/15/23	80,000	80,221
		11,245,133
Electronics–0.86%
Agilent Technologies 3.88% 7/15/23	350,000	376,600
Arrow Electronics 3.50% 4/1/22	200,000	205,774
Flex 5.00% 2/15/23	200,000	216,281
Honeywell International
0.48% 8/19/22	555,000	555,881
2.15% 8/8/22	195,000	200,167
Roper Technologies
0.45% 8/15/22	50,000	50,080
2.80% 12/15/21	150,000	153,183
3.65% 9/15/23	300,000	325,484
		2,083,450
Environmental Control–0.18%
Republic Services 4.75% 5/15/23	109,000	118,988
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Environmental Control (continued)
Waste Management 2.40% 5/15/23	300,000	$ 313,201
		432,189
Food–1.11%
Campbell Soup 3.65% 3/15/23	300,000	320,307
Conagra Brands 3.20% 1/25/23	131,000	137,773
General Mills 2.60% 10/12/22	500,000	518,732
Hershey 3.38% 5/15/23	200,000	214,136
JM Smucker 3.00% 3/15/22	200,000	206,049
Kellogg 2.65% 12/1/23	250,000	266,749
Kroger 2.80% 8/1/22	250,000	258,977
McCormick & Co. 2.70% 8/15/22	200,000	207,046
Mondelez International
0.63% 7/1/22	270,000	271,164
2.13% 4/13/23	50,000	51,929
Tyson Foods 4.50% 6/15/22	250,000	262,151
		2,715,013
Gas–0.22%
Eastern Energy Gas Holdings 3.55% 11/1/23	250,000	269,348
National Fuel Gas 3.75% 3/1/23	250,000	262,423
		531,771
Health Care Products–0.47%
Abbott Laboratories
2.55% 3/15/22	200,000	205,378
3.40% 11/30/23	251,000	272,020
DH Europe Finance II Sarl 2.05% 11/15/22	150,000	154,721
Stryker 0.60% 12/1/23	105,000	105,163
Thermo Fisher Scientific 3.00% 4/15/23	200,000	211,066
Zimmer Biomet Holdings 3.15% 4/1/22	200,000	205,680
		1,154,028
Health Care Services–1.31%
Aetna
2.75% 11/15/22	200,000	207,406
2.80% 6/15/23	300,000	315,628
Anthem
3.13% 5/15/22	400,000	414,998
3.30% 1/15/23	250,000	264,419
HCA 4.75% 5/1/23	250,000	272,627
Humana 2.90% 12/15/22	200,000	208,962
Laboratory Corp of America Holdings 3.20% 2/1/22	250,000	257,435
UnitedHealth Group
2.38% 10/15/22	150,000	155,845

LVIP SSGA Short-Term Bond Index Fund–10

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group (continued)
2.88% 12/15/21	100,000	$ 102,414
2.88% 3/15/22	250,000	256,098
2.88% 3/15/23	200,000	211,452
3.35% 7/15/22	250,000	261,985
3.50% 6/15/23	250,000	269,695
		3,198,964
Home Builders–0.31%
DR Horton 4.75% 2/15/23	250,000	268,992
Lennar 4.75% 11/15/22	250,000	263,750
NVR 3.95% 9/15/22	200,000	210,366
		743,108
Home Furnishings–0.09%
Whirlpool 4.70% 6/1/22	200,000	211,544
		211,544
Household Products Wares–0.30%
Church & Dwight 2.45% 8/1/22	200,000	206,139
Clorox 3.05% 9/15/22	350,000	364,005
Kimberly-Clark 2.40% 3/1/22	150,000	153,707
		723,851
Insurance–1.80%
Aflac 3.63% 6/15/23	250,000	269,532
American International Group 4.88% 6/1/22	400,000	424,373
Aon 2.20% 11/15/22	65,000	67,180
Berkshire Hathaway 2.75% 3/15/23	750,000	787,580
Chubb INA Holdings
2.70% 3/13/23	250,000	263,250
2.88% 11/3/22	250,000	260,595
Equitable Holdings 3.90% 4/20/23	450,000	484,120
Marsh & McLennan
2.75% 1/30/22	200,000	204,751
3.30% 3/14/23	250,000	264,654
MetLife 4.37% 9/15/23	500,000	553,852
Prudential Financial
4.50% 11/16/21	150,000	155,428
μ5.63% 6/15/43	200,000	214,461
μ5.88% 9/15/42	200,000	214,612
WR Berkley 4.63% 3/15/22	200,000	209,592
		4,373,980
Internet–1.53%
Alibaba Group Holding 3.13% 11/28/21	400,000	407,897
Amazon.com
0.40% 6/3/23	235,000	236,365
2.40% 2/22/23	350,000	365,240
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com (continued)
2.50% 11/29/22	250,000	$ 259,620
Baidu
2.88% 7/6/22	250,000	257,383
3.50% 11/28/22	200,000	210,027
3.88% 9/29/23	300,000	323,158
Booking Holdings 2.75% 3/15/23	250,000	262,199
E*TRADE Financial 2.95% 8/24/22	200,000	207,716
eBay 3.80% 3/9/22	750,000	778,046
Expedia Group 3.60% 12/15/23	250,000	266,407
TD Ameritrade Holding 2.95% 4/1/22	150,000	154,345
		3,728,403
Investment Company Security–0.19%
Ares Capital
3.50% 2/10/23	200,000	210,669
3.63% 1/19/22	250,000	257,144
		467,813
Iron & Steel–0.09%
Nucor 4.13% 9/15/22	200,000	210,729
		210,729
Lodging–0.10%
Marriott International 2.30% 1/15/22	250,000	253,285
		253,285
Machinery Construction & Mining–0.96%
ABB Finance USA 2.88% 5/8/22	250,000	258,404
Caterpillar Financial Services
0.45% 9/14/23	380,000	381,437
0.65% 7/7/23	400,000	403,324
0.95% 5/13/22	250,000	252,238
1.90% 9/6/22	165,000	169,584
1.95% 11/18/22	150,000	154,755
2.40% 6/6/22	250,000	257,535
2.85% 6/1/22	200,000	207,446
2.95% 2/26/22	250,000	257,728
		2,342,451
Machinery Diversified–1.12%
CNH Industrial Capital
1.95% 7/2/23	180,000	185,288
4.88% 4/1/21	300,000	302,935
John Deere Capital
0.40% 10/10/23	175,000	175,862
0.70% 7/5/23	125,000	126,315
1.20% 4/6/23	200,000	203,981

LVIP SSGA Short-Term Bond Index Fund–11

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
John Deere Capital (continued)
1.95% 6/13/22	70,000	$ 71,694
2.15% 9/8/22	250,000	258,476
2.70% 1/6/23	200,000	209,638
2.75% 3/15/22	350,000	360,409
2.80% 1/27/23	150,000	157,580
2.80% 3/6/23	250,000	263,844
2.95% 4/1/22	160,000	165,327
3.20% 1/10/22	135,000	139,042
Xylem 4.88% 10/1/21	100,000	103,229
		2,723,620
Media–1.44%
Charter Communications Operating 4.46% 7/23/22	700,000	737,950
Comcast Cable Communications Holdings 9.46% 11/15/22	200,000	234,053
Discovery Communications 2.95% 3/20/23	250,000	263,380
Fox 3.67% 1/25/22	290,000	300,125
Time Warner Entertainment 8.38% 3/15/23	400,000	467,524
TWDC Enterprises 18
2.35% 12/1/22	200,000	207,675
2.45% 3/4/22	150,000	153,857
Viacom 4.25% 9/1/23	400,000	435,445
Walt Disney
1.65% 9/1/22	90,000	92,050
3.00% 9/15/22	600,000	626,500
		3,518,559
Metal Fabricate & Hardware–0.11%
Precision Castparts 2.50% 1/15/23	250,000	259,711
		259,711
Mining–0.19%
BHP Billiton Finance USA 3.25% 11/21/21	250,000	256,586
Newmont 3.70% 3/15/23	200,000	211,518
		468,104
Miscellaneous Manufacturing–0.82%
3M
2.25% 3/15/23	250,000	261,078
2.75% 3/1/22	315,000	324,277
Eaton 2.75% 11/2/22	550,000	573,877
General Electric 2.70% 10/9/22	500,000	521,522
Trane Technologies Global Holding 4.25% 6/15/23	300,000	327,249
		2,008,003
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas–4.04%
BP Capital Markets
2.50% 11/6/22	850,000	$ 883,245
3.99% 9/26/23	250,000	273,665
BP Capital Markets America
2.75% 5/10/23	350,000	369,054
2.94% 4/6/23	85,000	89,698
3.25% 5/6/22	350,000	363,917
Canadian Natural Resources 2.95% 1/15/23	400,000	418,331
Chevron
1.14% 5/11/23	785,000	801,479
2.36% 12/5/22	200,000	207,104
2.50% 3/3/22	250,000	256,117
3.19% 6/24/23	350,000	372,226
Chevron USA
0.33% 8/12/22	260,000	260,515
0.43% 8/11/23	125,000	125,619
EOG Resources 2.63% 3/15/23	250,000	260,878
Exxon Mobil
1.57% 4/15/23	600,000	617,002
1.90% 8/16/22	510,000	524,656
2.73% 3/1/23	300,000	314,312
Marathon Oil 2.80% 11/1/22	68,000	69,893
Marathon Petroleum 4.50% 5/1/23	350,000	380,017
Phillips 66
3.70% 4/6/23	40,000	42,837
4.30% 4/1/22	488,000	511,052
Shell International Finance
0.38% 9/15/23	500,000	501,057
2.25% 1/6/23	250,000	259,642
3.40% 8/12/23	200,000	215,858
3.50% 11/13/23	250,000	272,112
Suncor Energy 2.80% 5/15/23	235,000	247,247
Total Capital Canada 2.75% 7/15/23	500,000	530,717
Total Capital International
2.70% 1/25/23	200,000	209,674
2.88% 2/17/22	200,000	205,697
Valero Energy 2.70% 4/15/23	240,000	250,452
		9,834,073
Oil & Gas Services–0.30%
Baker Hughes 2.77% 12/15/22	355,000	370,746
Halliburton
3.25% 11/15/21	100,000	101,713
3.50% 8/1/23	250,000	267,108
		739,567
Packaging & Containers–0.16%
Bemis 4.50% 10/15/21	118,000	120,556
Packaging Corporation of America 4.50% 11/1/23	250,000	275,678
		396,234

LVIP SSGA Short-Term Bond Index Fund–12

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals–6.88%
AbbVie
2.30% 11/21/22	1,515,000	$ 1,570,621
2.90% 11/6/22	550,000	575,323
3.20% 11/6/22	150,000	157,041
3.25% 10/1/22	250,000	260,397
3.45% 3/15/22	900,000	928,187
3.75% 11/14/23	350,000	381,612
AstraZeneca 2.38% 6/12/22	550,000	565,319
Becton Dickinson & Co. 2.89% 6/6/22	512,000	529,208
Bristol-Myers Squibb
0.54% 11/13/23	230,000	230,398
2.00% 8/1/22	250,000	256,578
2.60% 5/16/22	450,000	464,311
2.75% 2/15/23	200,000	209,860
3.25% 8/15/22	350,000	366,671
3.25% 2/20/23	300,000	315,582
Cardinal Health
2.62% 6/15/22	200,000	205,853
3.20% 3/15/23	200,000	211,545
Cigna
3.00% 7/15/23	200,000	211,775
3.75% 7/15/23	500,000	540,501
3.90% 2/15/22	250,000	259,716
CVS Health
2.75% 12/1/22	1,400,000	1,455,343
3.50% 7/20/22	150,000	156,576
3.70% 3/9/23	301,000	322,212
Eli Lilly & Co. 2.35% 5/15/22	200,000	205,404
GlaxoSmithKline Capital
0.53% 10/1/23	375,000	376,436
2.85% 5/8/22	200,000	206,843
2.88% 6/1/22	700,000	724,297
3.38% 5/15/23	400,000	429,141
Johnson & Johnson
2.05% 3/1/23	300,000	310,754
2.25% 3/3/22	200,000	204,340
Merck & Co.
2.35% 2/10/22	350,000	358,012
2.40% 9/15/22	200,000	206,745
2.80% 5/18/23	350,000	371,144
Novartis Capital
2.40% 5/17/22	400,000	411,080
2.40% 9/21/22	200,000	207,368
Pfizer
2.80% 3/11/22	65,000	66,950
3.00% 6/15/23	250,000	266,399
3.20% 9/15/23	250,000	269,638
Sanofi 3.38% 6/19/23	300,000	321,742
Shire Acquisitions Investments Ireland
2.40% 9/23/21	191,000	193,490
2.88% 9/23/23	400,000	424,144
Takeda Pharmaceutical 4.40% 11/26/23	500,000	553,871
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Upjohn 1.13% 6/22/22	225,000	$ 227,120
Zoetis 3.25% 2/1/23	250,000	262,959
		16,772,506
Pipelines–3.11%
Enbridge 2.90% 7/15/22	200,000	207,383
Energy Transfer Operating
3.60% 2/1/23	300,000	314,272
4.25% 3/15/23	250,000	265,648
5.20% 2/1/22	500,000	518,602
Enterprise Products Operating
2.85% 4/15/21	450,000	452,196
3.50% 2/1/22	300,000	310,124
4.05% 2/15/22	300,000	312,123
Kinder Morgan 3.15% 1/15/23	250,000	263,031
Kinder Morgan Energy Partners
3.50% 3/1/21	200,000	200,000
3.50% 9/1/23	350,000	373,885
5.00% 10/1/21	200,000	204,320
5.80% 3/1/21	150,000	151,221
MPLX
3.38% 3/15/23	400,000	423,614
3.50% 12/1/22	100,000	105,022
ONEOK 7.50% 9/1/23	500,000	578,484
ONEOK Partners 3.38% 10/1/22	250,000	260,188
Plains All American Pipeline 3.65% 6/1/22	200,000	205,930
Sabine Pass Liquefaction
5.63% 4/15/23	400,000	439,429
6.25% 3/15/22	200,000	210,485
Sunoco Logistics Partners Operations 4.65% 2/15/22	250,000	260,707
TransCanada PipeLines 2.50% 8/1/22	350,000	361,671
Williams
3.60% 3/15/22	500,000	516,204
3.70% 1/15/23	400,000	423,710
7.88% 9/1/21	200,000	209,678
		7,567,927
Real Estate Investment Trusts–2.03%
American Tower
3.50% 1/31/23	600,000	636,259
4.70% 3/15/22	200,000	209,914
AvalonBay Communities 2.95% 9/15/22	200,000	207,527
Boston Properties 3.85% 2/1/23	300,000	319,145
Camden Property Trust 2.95% 12/15/22	50,000	52,105
CC Holdings 3.85% 4/15/23	350,000	375,627
Crown Castle International 5.25% 1/15/23	400,000	437,677

LVIP SSGA Short-Term Bond Index Fund–13

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
ERP Operating 4.63% 12/15/21	200,000	$ 205,762
Essex Portfolio 3.25% 5/1/23	200,000	210,781
Kimco Realty 3.40% 11/1/22	250,000	262,514
Omega Healthcare Investors 4.38% 8/1/23	200,000	216,282
Piedmont Operating Partnership 3.40% 6/1/23	190,000	197,764
Public Storage 2.37% 9/15/22	200,000	206,712
Realty Income 3.25% 10/15/22	250,000	260,629
Realtyome 4.65% 8/1/23	250,000	273,928
Simon Property Group 2.63% 6/15/22	450,000	461,784
SL Green Operating Partnership 3.25% 10/15/22	150,000	154,879
Ventas Realty 3.10% 1/15/23	250,000	262,320
		4,951,609
Retail–2.35%
AutoZone
3.13% 7/15/23	200,000	211,634
3.70% 4/15/22	200,000	207,256
Costco Wholesale 2.30% 5/18/22	250,000	256,583
Dollar General 3.25% 4/15/23	250,000	264,510
Dollar Tree 3.70% 5/15/23	300,000	321,118
Home Depot
2.63% 6/1/22	250,000	257,798
2.70% 4/1/23	250,000	262,193
3.25% 3/1/22	200,000	206,851
Kohl's 3.25% 2/1/23	250,000	259,366
Lowe's
3.12% 4/15/22	200,000	205,851
3.88% 9/15/23	200,000	217,066
McDonald's
2.63% 1/15/22	200,000	204,820
3.35% 4/1/23	200,000	213,043
Starbucks
1.30% 5/7/22	385,000	390,376
2.70% 6/15/22	200,000	206,356
Target 2.90% 1/15/22	200,000	205,523
TJX 2.75% 6/15/21	200,000	201,385
Walgreen 3.10% 9/15/22	250,000	260,957
Walmart
2.35% 12/15/22	150,000	156,182
2.55% 4/11/23	350,000	366,639
3.40% 6/26/23	800,000	859,078
		5,734,585
Savings & Loans–0.09%
People's United Financial 3.65% 12/6/22	200,000	209,531
		209,531
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors–1.38%
Analog Devices 2.50% 12/5/21	150,000	$ 152,700
Broadcom
2.65% 1/15/23	650,000	676,180
3.13% 10/15/22	150,000	156,980
Intel
2.70% 12/15/22	600,000	628,354
3.10% 7/29/22	150,000	156,905
Microchip Technology
3.92% 6/1/21	200,000	202,839
4.33% 6/1/23	200,000	216,490
Micron Technology 2.50% 4/24/23	370,000	385,524
QUALCOMM
2.60% 1/30/23	300,000	314,625
3.00% 5/20/22	250,000	259,445
Texas Instruments 1.85% 5/15/22	200,000	204,005
		3,354,047
Software–2.38%
Adobe 1.70% 2/1/23	210,000	216,130
Fidelity National Information Services 3.50% 4/15/23	250,000	265,298
Fiserv
3.50% 10/1/22	250,000	261,555
3.80% 10/1/23	250,000	272,280
Intuit 0.65% 7/15/23	80,000	80,664
Microsoft
2.00% 8/8/23	400,000	417,213
2.38% 2/12/22	300,000	306,688
2.38% 5/1/23	300,000	313,513
2.40% 2/6/22	350,000	357,129
2.65% 11/3/22	100,000	104,149
Oracle
2.40% 9/15/23	750,000	788,572
2.50% 5/15/22	300,000	308,013
2.50% 10/15/22	550,000	571,647
2.63% 2/15/23	400,000	418,663
3.63% 7/15/23	300,000	325,169
salesforce.com 3.25% 4/11/23	250,000	266,312
VMware 2.95% 8/21/22	500,000	518,660
		5,791,655
Telecommunications–1.76%
America Movil 3.13% 7/16/22	250,000	259,305
AT&T
2.63% 12/1/22	350,000	363,050
3.00% 6/30/22	450,000	465,710
Cisco Systems 2.20% 9/20/23	200,000	209,357
Rogers Communications 4.10% 10/1/23	500,000	546,697
Telefonaktiebolaget LM Ericsson 4.13% 5/15/22	250,000	260,000

LVIP SSGA Short-Term Bond Index Fund–14

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Telefonica Emisiones 4.57% 4/27/23	250,000	$ 273,303
Verizon Communications
2.45% 11/1/22	200,000	206,656
5.15% 9/15/23	1,000,000	1,127,213
Vodafone Group
2.50% 9/26/22	250,000	258,792
2.95% 2/19/23	300,000	315,254
		4,285,337
Textiles–0.09%
Mohawk Industries 3.85% 2/1/23	200,000	212,425
		212,425
Toys Games Hobby–0.10%
Hasbro 2.60% 11/19/22	240,000	249,228
		249,228
Transportation–1.23%
Burlington Northern Santa Fe
3.05% 3/15/22	250,000	256,356
3.05% 9/1/22	200,000	207,764
3.85% 9/1/23	200,000	216,671
FedEx 3.40% 1/14/22	170,000	175,366
Norfolk Southern
2.90% 2/15/23	200,000	209,359
3.25% 12/1/21	200,000	203,686
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Ryder System
2.80% 3/1/22	300,000	$ 307,715
3.40% 3/1/23	200,000	211,866
Union Pacific
2.95% 3/1/22	255,000	262,889
3.50% 6/8/23	250,000	267,998
United Parcel Service
2.35% 5/16/22	150,000	154,019
2.45% 10/1/22	300,000	311,167
2.50% 4/1/23	200,000	209,169
		2,994,025
Total Corporate Bonds (Cost $236,957,833)		241,242,940

	Number of Shares
MONEY MARKET FUND–0.83%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	2,021,891	2,021,891
Total Money Market Fund (Cost $2,021,891)		2,021,891

TOTAL INVESTMENTS–99.83% (Cost $238,979,724)	243,264,831

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	404,444
NET ASSETS APPLICABLE TO 23,397,597 SHARES OUTSTANDING–100.00%	$243,669,275
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND STANDARD CLASS ($77,578,412 / 7,438,877 Shares)	$10.429
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND SERVICE CLASS ($166,090,863 / 15,958,720 Shares)	$10.408
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$238,347,764
Distributable earnings/(accumulated loss)	5,321,511
TOTAL NET ASSETS	$243,669,275

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
★ Includes $68,974 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,409,747 payable for securities purchased, $18,413 payable for fund shares redeemed, $66,692 other accrued expenses payable and $98,063 due to manager and affiliates as of December 31, 2020.

LVIP SSGA Short-Term Bond Index Fund–15

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
HSBC–Hong Kong and Shanghai Banking Corporation
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–16

LVIP SSGA Short-Term Bond Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$4,833,781
Foreign taxes withheld	(7)
4,833,774
EXPENSES:
Management fees	634,028
Distribution fees-Service Class	356,897
Accounting and administration expenses	71,187
Shareholder servicing fees	65,667
Index fees	56,104
Professional fees	47,494
Pricing fees	46,586
Reports and statements to shareholders	9,896
Trustees’ fees and expenses	5,545
Custodian fees	4,344
Consulting fees	2,506
Other	6,227
1,306,481
Less:
Expenses reimbursed	(128,744)
Total operating expenses	1,177,737
NET INVESTMENT INCOME	3,656,037
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	1,040,898
Net change in unrealized appreciation (depreciation) of investments	1,903,280
NET REALIZED AND UNREALIZED GAIN	2,944,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,600,215
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,656,037	$ 4,246,588
Net realized gain	1,040,898	516,471
Net change in unrealized appreciation (depreciation)	1,903,280	2,533,795
Net increase in net assets resulting from operations	6,600,215	7,296,854
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,482,409)	(2,218,493)
Service Class	(2,689,646)	(2,432,024)
	(4,172,055)	(4,650,517)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	29,918,057	11,106,848
Service Class	177,056,935	104,279,945
Reinvestment of dividends and distributions:
Standard Class	1,482,409	2,218,493
Service Class	2,689,646	2,432,024
	211,147,047	120,037,310
Cost of shares redeemed:
Standard Class	(44,453,722)	(13,876,673)
Service Class	(124,117,160)	(44,234,699)
	(168,570,882)	(58,111,372)
Increase in net assets derived from capital share transactions	42,576,165	61,925,938
NET INCREASE IN NET ASSETS	45,004,325	64,572,275
NET ASSETS:
Beginning of year	198,664,950	134,092,675
End of year	$ 243,669,275	$198,664,950
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–17

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Standard Class
	Year Ended		5/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.254	$ 10.033	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.185	0.276	0.183
Net realized and unrealized gain (loss)	0.188	0.204	(0.027)
Total from investment operations	0.373	0.480	0.156
Less dividends and distributions from:
Net investment income	(0.185)	(0.251)	(0.123)
Net realized gain	(0.013)	(0.008)	—
Total dividends and distributions	(0.198)	(0.259)	(0.123)
Net asset value, end of period	$ 10.429	$ 10.254	$ 10.033
Total return[3]	3.65%	4.79%	1.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,578	$89,778	$88,385
Ratio of expenses to average net assets	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.42%	0.41%	0.39%
Ratio of net investment income to average net assets	1.77%	2.68%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	2.63%	2.69%
Portfolio turnover	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–18

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Service Class
	Year Ended		5/1/18 [1] to 12/31/18
	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.236	$ 10.023	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.158	0.249	0.164
Net realized and unrealized gain (loss)	0.189	0.205	(0.025)
Total from investment operations	0.347	0.454	0.139
Less dividends and distributions from:
Net investment income	(0.162)	(0.233)	(0.116)
Net realized gain	(0.013)	(0.008)	—
Total dividends and distributions	(0.175)	(0.241)	(0.116)
Net asset value, end of period	$ 10.408	$ 10.236	$ 10.023
Total return[3]	3.40%	4.53%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,091	$108,887	$45,708
Ratio of expenses to average net assets	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.66%	0.64%
Ratio of net investment income to average net assets	1.52%	2.43%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.46%	2.38%	2.44%
Portfolio turnover	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–19

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020, and for all open tax years (years ended December 31, 2018- December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.28% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LVIP SSGA Short-Term Bond Index Fund–20

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.3625% of the average daily net assets for the Standard Class and 0.6125% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 65,331	$ 128,744	$ 194,075
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$13,789
Legal	2,437
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,526 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$68,974
Management fees payable to LIAC	57,389
Distribution fees payable to LFD	34,730
Shareholder servicing fees payable to Lincoln Life	5,944
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$215,532,345
Sales	172,068,708
LVIP SSGA Short-Term Bond Index Fund–21

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$239,134,865
Aggregate unrealized appreciation of investments	$ 4,142,014
Aggregate unrealized depreciation of investments	(12,048)
Net unrealized appreciation of investments	$ 4,129,966
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$241,242,940	$—	$241,242,940
Money Market Fund	2,021,891	—	—	2,021,891
Total Investments	$2,021,891	$241,242,940	$—	$243,264,831
There were no Level 3 investments at the end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and premium callable bond income adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2020 was as follows:
	Year Ended	Year Ended
	12/31/20	12/31/19
Ordinary income	$3,883,354	$4,650,517
Long-term capital gains	288,701	—
Total	$4,172,055	$4,650,517
LVIP SSGA Short-Term Bond Index Fund–22

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 85,454
Undistributed long-term capital gains	1,106,089
Other temporary differences	1
Net unrealized appreciation	4,129,967
Distributable earnings/(accumulated loss)	$5,321,511
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	2,855,069	1,076,525
Service Class	17,067,822	10,150,413
Shares reinvested:
Standard Class	142,165	216,691
Service Class	258,492	237,968
	20,323,548	11,681,597
Shares redeemed:
Standard Class	(4,313,953)	(1,347,066)
Service Class	(12,004,798)	(4,311,406)
	(16,318,751)	(5,658,472)
Net increase	4,004,797	6,023,125
7. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Short-Term Bond Index Fund–23

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Short-Term Bond Index Fund–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Short-Term Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Short-Term Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Short-Term Bond Index Fund–25

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Short-Term Bond Index Fund–26

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Short-Term Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Short-Term Bond Index Fund’s total return compared to the total return of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Corporate 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in 2018. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Short-Term Bond Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Short-Term Bond Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Short-Term Bond Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Short-Term Bond Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Short-Term Bond Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Short-Term Bond Index Fund–32

LVIP SSGA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA Small-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 19.20% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 2000® Index1, returned 19.96%.
The first quarter of 2020 was a challenging one for U.S. equities, including small-cap names. The benchmark was down during that period as the coronavirus pandemic severely impacted the economy and disrupted the logistics of travel, dining, healthcare, education, real estate and many other aspects of society. Fortunately, the second quarter saw a sharp reversal and the benchmark bounced back. Monetary and fiscal policy efforts were implemented and optimism surrounded the efforts to manage the spread of the virus and develop a vaccine that would allow economies to reopen again. Tensions remained between China and the United States and there were other geopolitical concerns, but this was overshadowed by news concerning the virus. Small-cap names in the U.S. posted a solid third quarter. Earnings were relatively strong and the economy seemed to be rebounding nicely despite the rise in coronavirus cases. The fourth quarter saw small-cap names in the U.S. rise sharply once again. Similar to previous quarters, the major news in the fourth quarter revolved around the coronavirus, in this case the successful vaccine trials and the nationwide rollout of those vaccines.
The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures contributed 1 bp from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the period were MyoKardia, Inc.2, Teladoc Health, Inc.2, and Plug Power Inc. The top negative contributors to the Fund’s performance during the period were Invesco Mortgage Capital Inc., Blackstone Mortgage Trust, Inc. Class A, and NovoCure Ltd2.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,698. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $28,918. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 19.20%
Five Years	+ 12.73%
Ten Years	+ 10.72%
Service Class Shares
One Year	+ 18.90%
Five Years	+ 12.45%
Ten Years	+ 10.45%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
2. Securities were not held in the Fund as of 12/31/2020.

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,375.50	0.39%	$2.33
Service Class Shares	1,000.00	1,373.90	0.64%	3.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.39%	$1.98
Service Class Shares	1,000.00	1,022.00	0.64%	3.25

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.34%
Aerospace & Defense	0.91%
Air Freight & Logistics	0.33%
Airlines	0.30%
Auto Components	1.40%
Automobiles	0.08%
Banks	7.76%
Beverages	0.29%
Biotechnology	11.02%
Building Products	1.49%
Capital Markets	1.57%
Chemicals	1.73%
Commercial Services & Supplies	1.92%
Communications Equipment	0.82%
Construction & Engineering	1.41%
Construction Materials	0.15%
Consumer Finance	0.74%
Containers & Packaging	0.23%
Distributors	0.07%
Diversified Consumer Services	0.56%
Diversified Financial Services	0.19%
Diversified Telecommunication Services	0.75%
Electric Utilities	0.62%
Electrical Equipment	1.71%
Electronic Equipment, Instruments & Components	2.25%
Energy Equipment & Services	0.65%
Entertainment	0.25%
Equity Real Estate Investment Trusts	5.36%
Food & Staples Retailing	0.76%
Food Products	1.42%
Gas Utilities	0.88%
Health Care Equipment & Supplies	3.40%
Health Care Providers & Services	2.68%
Health Care Technology	1.21%
Hotels, Restaurants & Leisure	3.69%
Household Durables	1.98%
Household Products	0.23%
Independent Power and Renewable Electricity Producers	0.64%
Industrial Conglomerates	0.05%
Insurance	2.12%
Interactive Media & Services	0.40%
Internet & Direct Marketing Retail	0.78%
IT Services	1.94%
Leisure Products	0.66%
Life Sciences Tools & Services	0.87%
Security Type/Sector	Percentage of Net Assets
Machinery	3.65%
Marine	0.16%
Media	0.79%
Metals & Mining	1.68%
Mortgage Real Estate Investment Trusts (REITs)	1.25%
Multiline Retail	0.23%
Multi-Utilities	0.41%
Oil, Gas & Consumable Fuels	1.44%
Paper & Forest Products	0.39%
Personal Products	0.36%
Pharmaceuticals	1.54%
Professional Services	1.24%
Real Estate Management & Development	0.80%
Road & Rail	0.52%
Semiconductors & Semiconductor Equipment	2.93%
Software	5.92%
Specialty Retail	2.65%
Technology Hardware, Storage & Peripherals	0.21%
Textiles, Apparel & Luxury Goods	0.95%
Thrifts & Mortgage Finance	1.70%
Tobacco	0.13%
Trading Companies & Distributors	1.56%
Water Utilities	0.42%
Wireless Telecommunication Services	0.14%
Rights	0.01%
Warrants	0.00%
Money Market Fund	0.38%
Total Investments	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Penn National Gaming	0.54%
Caesars Entertainment	0.54%
Plug Power	0.51%
Sunrun	0.41%
Darling Ingredients	0.37%
Mirati Therapeutics	0.37%
Ultragenyx Pharmaceutical	0.35%
Deckers Outdoor	0.32%
II-VI	0.31%
Arrowhead Pharmaceuticals	0.31%
Total	4.03%

IT–Information Technology
LVIP SSGA Small-Cap Index Fund–4

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.34%
Aerospace & Defense–0.91%
†AAR	32,898	$ 1,191,566
†Aerojet Rocketdyne Holdings	67,468	3,565,684
†AeroVironment	19,981	1,736,349
†Astronics	22,805	301,710
Cubic	29,017	1,800,215
†Ducommun	9,900	531,630
Kaman	26,552	1,516,916
†Kratos Defense & Security Solutions	113,450	3,111,933
Maxar Technologies	58,900	2,272,951
Moog Class A	27,781	2,203,033
National Presto Industries	4,772	421,988
†PAE	59,200	543,456
Park Aerospace	17,188	230,491
†Parsons	20,500	746,405
†Triumph Group	50,100	629,256
†Vectrus	10,700	532,004
		21,335,587
Air Freight & Logistics–0.33%
†Air Transport Services Group	56,776	1,779,360
†Atlas Air Worldwide Holdings	25,020	1,364,591
†Echo Global Logistics	25,791	691,714
Forward Air	25,439	1,954,733
†Hub Group Class A	31,644	1,803,708
†Radiant Logistics	38,676	224,321
		7,818,427
Airlines–0.30%
†Allegiant Travel	12,184	2,305,700
†Hawaiian Holdings	43,625	772,162
†SkyWest	45,592	1,837,814
†Spirit Airlines	85,594	2,092,773
		7,008,449
Auto Components–1.40%
†Adient	82,200	2,858,094
†American Axle & Manufacturing Holdings	108,484	904,757
Cooper Tire & Rubber	46,617	1,887,989
†Cooper-Standard Holdings	15,700	544,319
†Dana	134,272	2,620,989
†Dorman Products	24,873	2,159,474
†Fox Factory Holding	38,804	4,101,971
†Gentherm	30,364	1,980,340
†Goodyear Tire & Rubber	214,300	2,338,013
LCI Industries	23,004	2,983,159
†Modine Manufacturing	49,522	621,996
†Motorcar Parts of America	17,200	337,464
Patrick Industries	21,471	1,467,543
Standard Motor Products	19,951	807,217
†Stoneridge	26,031	786,917
†Tenneco Class A	46,777	495,836
†Visteon	26,000	3,263,520
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†Workhorse Group	87,200	$ 1,724,816
†XPEL	16,700	861,052
		32,745,466
Automobiles–0.08%
Winnebago Industries	30,073	1,802,576
		1,802,576
Banks–7.76%
1st Source	15,934	642,140
ACNB	9,150	228,750
Allegiance Bancshares	18,300	624,579
Altabancorp	16,455	459,424
Amalgamated Bank Class A	14,300	196,482
†Amerant Bancorp	22,800	346,560
American National Bankshares	11,400	298,794
Ameris Bancorp	62,012	2,360,797
Ames National	8,948	214,931
Arrow Financial	14,133	422,718
†Atlantic Capital Bancshares	19,608	312,159
Atlantic Union Bankshares	74,492	2,453,766
Auburn National Bancorp	3,100	129,239
Banc of California	42,138	619,850
BancFirst	17,786	1,044,038
†Bancorp	46,647	636,732
BancorpSouth Bank	92,431	2,536,307
Bank First	5,700	369,474
Bank of Commerce Holdings	17,752	175,745
Bank of Marin Bancorp	13,198	453,219
Bank of NT Butterfield & Son	46,300	1,442,708
Bank of Princeton	5,760	134,842
Bank7	2,646	37,573
BankFinancial	9,611	84,385
BankUnited	85,800	2,984,124
Bankwell Financial Group	4,500	87,975
Banner	33,519	1,561,650
Bar Harbor Bankshares	13,768	311,019
†BayCom	11,200	169,904
BCB Bancorp	12,156	134,567
Berkshire Hills Bancorp	40,093	686,392
Boston Private Financial Holdings	59,017	498,694
Bridge Bancorp	17,192	415,703
Brookline Bancorp	72,419	871,925
Bryn Mawr Bank	18,564	567,966
Business First Bancshares	12,800	260,608
Byline Bancorp	26,000	401,700
C&F Financial	2,523	93,629
Cadence BanCorp	118,034	1,938,118
†California Bancorp	9,670	150,465
Cambridge Bancorp	5,470	381,532
Camden National	14,255	510,044
†Capital Bancorp	9,000	125,370
LVIP SSGA Small-Cap Index Fund–5

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Capital City Bank Group	13,984	$ 343,727
Capstar Financial Holdings	17,787	262,358
Carter Bankshares	21,619	231,756
Cathay General Bancorp	70,903	2,282,368
CB Financial Services	5,760	115,258
CBTX	18,500	471,935
Central Pacific Financial	22,030	418,790
Central Valley Community Bancorp	9,843	146,562
Century Bancorp Class A	2,761	213,591
Chemung Financial	3,400	115,430
ChoiceOne Financial Services	8,600	264,966
CIT Group	92,300	3,313,570
Citizens & Northern	13,313	264,130
Citizens Holding	6,400	134,080
City Holding	14,097	980,446
Civista Bancshares	16,800	294,504
CNB Financial	14,495	308,599
†Coastal Financial	10,500	220,500
Codorus Valley Bancorp	5,761	97,707
Colony Bankcorp	9,600	140,640
Columbia Banking System	68,793	2,469,669
Community Bank System	49,519	3,085,529
Community Bankers Trust	21,628	145,989
Community Financial	4,500	119,160
Community Trust Bancorp	14,430	534,631
ConnectOne Bancorp	36,269	717,763
County Bancorp	6,900	152,352
†CrossFirst Bankshares	42,800	460,100
†Customers Bancorp	27,080	492,314
CVB Financial	120,459	2,348,950
Dime Community Bancshares	28,351	447,095
Eagle Bancorp	31,146	1,286,330
Eagle Bancorp Montana	7,700	163,394
†Eastern Bankshares	154,700	2,523,157
Enterprise Bancorp	9,563	244,335
Enterprise Financial Services	22,438	784,208
†Equity Bancshares Class A	15,600	336,804
†Esquire Financial Holdings	6,900	132,411
Evans Bancorp	5,157	142,024
Farmers & Merchants Bancorp	10,533	242,259
Farmers National Banc	23,492	311,739
FB Financial	30,371	1,054,785
Fidelity D&D Bancorp	3,200	205,952
Financial Institutions	11,367	255,757
First Bancorp	8,980	228,092
First Bancorp (North Carolina)	26,809	906,948
First BanCorp (Puerto Rico)	199,635	1,840,635
First Bancshares	19,700	608,336
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Bank	18,100	$ 169,778
First Busey	47,735	1,028,689
First Business Financial Services	8,075	148,661
First Capital	3,300	199,848
First Choice Bancorp	7,621	140,912
First Commonwealth Financial	91,939	1,005,813
First Community	9,116	154,881
First Community Bancshares	16,834	363,278
First Connecticut Bancorp	8,400	133,308
First Financial	13,969	542,696
First Financial Bancorp	93,917	1,646,365
First Financial Bankshares	120,484	4,358,509
First Foundation	38,505	770,100
First Guaranty Bancshares	3,613	64,203
First Internet Bancorp	8,292	238,312
First Interstate BancSystem Class A	37,646	1,534,827
First Merchants	49,868	1,865,562
First Mid Bancshares	14,813	498,606
First Midwest Bancorp	110,155	1,753,668
First Northwest Bancorp	9,600	149,760
First of Long Island	24,254	432,934
First United	5,265	81,607
Flushing Financial	14,997	249,550
FNCB Bancorp	22,000	140,800
Franklin Financial Services	4,748	128,338
Fulton Financial	151,400	1,925,808
†FVCBankcorp	14,700	216,090
German American Bancorp	22,377	740,455
Glacier Bancorp	89,443	4,115,272
Great Southern Bancorp	10,670	521,763
Great Western Bancorp	52,300	1,093,070
Guaranty Bancshares	7,753	232,202
Hancock Whitney	80,275	2,730,955
Hanmi Financial	20,842	236,348
†Harborone Bancorp	52,958	575,124
Hawthorn Bancshares	7,488	163,987
HBT Financial	10,700	162,105
Heartland Financial USA	33,438	1,349,892
Heritage Commerce	58,238	516,571
Heritage Financial	32,755	766,139
Hilltop Holdings	66,875	1,839,731
Home BancShares	142,928	2,784,237
HomeTrust Bancshares	16,141	311,683
Hope Bancorp	111,458	1,216,007
Horizon Bancorp	39,382	624,599
†Howard Bancorp	14,400	170,064
Independent Bank	51,267	2,658,107
Independent Bank Group	34,560	2,160,691
International Bancshares	49,364	1,848,188
Investar Holding	9,685	160,190
Investors Bancorp	215,386	2,274,476

LVIP SSGA Small-Cap Index Fund–6

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Lakeland Bancorp	45,978	$ 583,921
Lakeland Financial	23,517	1,260,041
LCNB	13,700	201,253
Level One Bancorp	5,773	116,788
Live Oak Bancshares	27,600	1,309,896
Macatawa Bank	29,800	249,426
Mackinac Financial	9,852	125,712
†MainStreet Bancshares	8,900	150,499
Mercantile Bank	16,633	451,919
Metrocity Bankshares	16,200	233,604
†Metropolitan Bank Holding	7,000	253,890
Mid Penn Bancorp	8,000	175,200
Middlefield Banc	8,000	180,000
Midland States Bancorp	18,204	325,305
MidWestOne Financial Group	12,042	295,029
MVB Financial	9,700	219,996
National Bank Holdings Class A	27,752	909,155
National Bankshares	5,308	166,193
NBT Bancorp	40,939	1,314,142
†Nicolet Bankshares	9,100	603,785
†Northeast Bank	6,228	140,255
Northrim BanCorp	7,377	250,449
Norwood Financial	6,900	180,573
Oak Valley Bancorp	8,000	132,960
OceanFirst Financial	56,167	1,046,391
OFG Bancorp	48,488	898,968
Ohio Valley Banc	4,411	104,100
Old National Bancorp	153,017	2,533,961
Old Second Bancorp	30,546	308,515
Origin Bancorp	20,300	563,731
Orrstown Financial Services	11,100	183,705
Pacific Premier Bancorp	74,182	2,324,122
Park National	13,276	1,394,113
Parke Bancorp	10,862	169,447
PCB Bancorp	6,041	61,074
Peapack Gladstone Financial	17,791	404,923
Penns Woods Bancorp	6,759	175,802
Peoples Bancorp	17,240	467,032
Peoples Bancorp of North Carolina	3,757	86,486
Peoples Financial Services	7,077	260,151
Plumas Bancorp	6,500	152,750
Preferred Bank	12,846	648,338
Premier Financial Bancorp	12,832	170,537
†Professional Holding Class A	2,400	37,032
QCR Holdings	13,700	542,383
RBB Bancorp	4,110	63,212
Red River Bancshares	4,400	218,020
Reliant Bancorp	10,948	203,852
Renasant	52,608	1,771,837
Republic Bancorp Class A	9,825	354,388
†Republic First Bancorp	38,687	110,258
Richmond Mutual Bancorp	13,715	187,347
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
S&T Bancorp	36,124	$ 897,320
Salisbury Bancorp	3,600	134,172
Sandy Spring Bancorp	44,317	1,426,564
SB Financial Group	6,498	118,783
†Seacoast Banking Corp. of Florida	49,644	1,462,016
†Select Bancorp	16,500	156,255
ServisFirst Bancshares	46,600	1,877,514
Shore Bancshares	12,121	176,967
Sierra Bancorp	13,166	314,931
†Silvergate Capital Class A	14,400	1,070,064
Simmons First National Class A	100,952	2,179,554
SmartFinancial	12,800	232,192
South Plains Financial	10,677	202,329
South State	65,671	4,748,013
†Southern First Bancshares	7,215	255,050
Southern National Bancorp of Virginia	22,400	271,264
Southside Bancshares	29,767	923,670
Spirit of Texas Bancshares	15,200	255,360
Stock Yards Bancorp	19,832	802,799
Summit Financial Group	10,778	237,978
†Texas Capital Bancshares	47,300	2,814,350
Tompkins Financial	13,559	957,265
Towne Bank	64,537	1,515,329
TriCo Bancshares	26,013	917,739
†TriState Capital Holdings	25,600	445,440
†Triumph Bancorp	22,200	1,077,810
Trustmark	60,879	1,662,605
UMB Financial	40,782	2,813,550
United Bankshares	115,478	3,741,487
United Community Banks	72,456	2,060,649
United Security Bancshares	12,531	88,344
Unity Bancorp	7,800	136,890
Univest Financial	26,720	549,898
Valley National Bancorp	370,776	3,615,066
Veritex Holdings	45,482	1,167,068
Washington Trust Bancorp	16,175	724,640
WesBanco	62,295	1,866,358
West Bancorporation	17,396	335,743
Westamerica Bancorporation	25,181	1,392,257
		181,330,740
Beverages–0.29%
†Celsius Holdings	30,700	1,544,517
Coca-Cola Consolidated	4,513	1,201,677
MGP Ingredients	12,500	588,250
National Beverage	11,067	939,588
†NewAge	85,800	225,654
Primo Water	145,200	2,276,736
		6,776,422

LVIP SSGA Small-Cap Index Fund–7

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology–11.02%
†89bio	5,400	$ 131,598
†Abeona Therapeutics	64,400	101,108
†ADMA Biologics	80,700	157,365
†Adverum Biotechnologies	81,700	885,628
†Aeglea BioTherapeutics	39,900	314,013
†Affimed	74,900	435,918
†Agenus	145,900	463,962
†Akebia Therapeutics	133,786	374,601
†Akero Therapeutics	9,800	252,840
†Akouos	13,100	259,773
†Albireo Pharma	12,900	483,879
†Alector	46,789	707,918
†Aligos Therapeutics	9,600	265,440
†Allakos	23,500	3,290,000
†Allogene Therapeutics	50,000	1,262,000
†Allovir	16,700	641,948
†ALX Oncology Holdings	8,700	749,940
†Amicus Therapeutics	240,300	5,548,527
†AnaptysBio	21,200	455,800
†Anavex Life Sciences	54,800	295,920
†Anika Therapeutics	14,295	646,992
†Annexon	13,200	330,396
†Apellis Pharmaceuticals	56,204	3,214,869
†Applied Genetic Technologies	30,600	125,154
†Applied Molecular Transport	11,400	350,778
†Applied Therapeutics	12,300	270,723
†Aprea Therapeutics	6,800	33,456
†Aptinyx	34,800	120,408
†Aravive	15,700	88,548
†Arcturus Therapeutics Holding	20,500	889,290
†Arcus Biosciences	41,500	1,077,340
†Arcutis Biotherapeutics	16,900	475,397
†Ardelyx	70,600	456,782
†Arena Pharmaceuticals	54,310	4,172,637
†Arrowhead Pharmaceuticals	94,532	7,253,440
†Assembly Biosciences	32,100	194,205
†Atara Biotherapeutics	71,100	1,395,693
†Athenex	60,000	663,600
†Athersys	151,600	265,300
†Atreca Class A	19,600	316,540
†Avid Bioservices	52,800	609,312
†Avidity Biosciences	15,900	405,768
†Avrobio	31,085	433,325
†Axcella Health	14,300	74,217
†Beam Therapeutics	37,300	3,045,172
†Beyondspring	16,000	195,200
†BioCryst Pharmaceuticals	171,803	1,279,932
†Biohaven Pharmaceutical Holding	44,900	3,848,379
†Bioxcel Therapeutics	11,030	509,586
†Black Diamond Therapeutics	13,000	416,650
†Blueprint Medicines	52,048	5,837,183
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†BrainStorm Cell Therapeutics	32,200	$ 145,705
†Bridgebio Pharma	68,000	4,835,480
†C4 Therapeutics	9,000	298,170
†Cabaletta Bio	8,900	111,072
†Calithera Biosciences	60,600	297,546
†Calyxt	6,000	25,320
†CareDx	44,000	3,187,800
†CASI Pharmaceuticals	50,700	149,565
†Catabasis Pharmaceuticals	24,300	52,002
†Catalyst Biosciences	24,300	153,333
†Catalyst Pharmaceuticals	105,900	353,706
†Cellular Biomedicine Group	12,900	237,102
†CEL-SCI	31,000	361,460
†Centogene	2,500	26,950
†Checkpoint Therapeutics	31,700	84,005
†ChemoCentryx	46,345	2,869,682
†Chimerix	44,700	215,901
†Chinook Therapeutics	15,060	238,852
†Cidara Therapeutics	45,100	90,200
†Clovis Oncology	85,035	408,168
†Coherus Biosciences	55,105	957,725
†Concert Pharmaceuticals	27,502	347,625
†Constellation Pharmaceuticals	27,342	787,450
=†πContra Aduro Biotech	15,060	151
†ContraFect	12,650	63,883
†Corbus Pharmaceuticals Holdings	74,692	93,365
†Cortexyme	15,900	441,702
†Crinetics Pharmaceuticals	25,068	353,709
†Cue Biopharma	26,400	330,264
†Cyclerion Therapeutics	28,487	87,170
†Cytokinetics	63,666	1,322,979
†CytomX Therapeutics	40,500	265,275
†Deciphera Pharmaceuticals	35,987	2,053,778
†Denali Therapeutics	59,100	4,950,216
†Dermtech	6,600	214,104
†Dicerna Pharmaceuticals	62,600	1,379,078
†Dyadic International	24,700	132,886
†Dynavax Technologies	107,015	476,217
†Dyne Therapeutics	11,700	245,700
†Eagle Pharmaceuticals	10,000	465,700
†Editas Medicine	58,138	4,076,055
†Eidos Therapeutics	10,100	1,328,958
†Eiger BioPharmaceuticals	28,300	347,807
†Emergent BioSolutions	42,548	3,812,301
†Enanta Pharmaceuticals	17,300	728,330
†Enochian Biosciences	20,800	61,360
†Epizyme	85,100	924,186
†Esperion Therapeutics	24,600	639,600
†Evelo Biosciences	17,900	216,411
†Exicure	77,000	136,290
†Fate Therapeutics	67,354	6,124,499

LVIP SSGA Small-Cap Index Fund–8

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Fennec Pharmaceuticals	17,600	$ 131,120
†FibroGen	78,900	2,926,401
†Five Prime Therapeutics	23,700	403,137
†Flexion Therapeutics	35,500	409,670
†Forma Therapeutics Holdings	15,500	540,950
†Fortress Biotech	57,000	180,690
†Frequency Therapeutics	23,900	842,714
†G1 Therapeutics	33,189	597,070
†Galectin Therapeutics	41,400	92,736
†Generation Bio	11,200	317,520
†Genprex	33,000	136,950
†Geron	192,694	306,383
†GlycoMimetics	40,400	151,904
†Gossamer Bio	47,700	461,259
†Gritstone Oncology	30,100	118,594
†Halozyme Therapeutics	124,943	5,336,316
†Harpoon Therapeutics	8,400	139,524
†Heron Therapeutics	84,592	1,790,390
†Homology Medicines	32,500	366,925
†Hookipa Pharma	12,400	137,516
†iBio	68,900	72,345
†Ideaya Biosciences	15,600	218,400
†IGM Biosciences	6,600	582,714
†Immunic	3,900	59,631
†ImmunoGen	165,293	1,066,140
†Immunovant	33,200	1,533,508
†Inhibrx	7,000	230,790
†Inovio Pharmaceuticals	151,700	1,342,545
†Insmed	94,800	3,155,892
†Intellia Therapeutics	44,800	2,437,120
†Intercept Pharmaceuticals	25,900	639,730
†Invitae	108,480	4,535,549
†Ironwood Pharmaceuticals	151,972	1,730,961
†iTeos Therapeutics	9,500	321,290
†IVERIC bio	75,100	518,941
†Jounce Therapeutics	16,200	113,400
†Kadmon Holdings	162,572	674,674
†KalVista Pharmaceuticals	14,100	267,759
†Karuna Therapeutics	15,100	1,534,009
†Karyopharm Therapeutics	66,862	1,035,024
†Keros Therapeutics	11,900	839,426
†Kezar Life Sciences	36,100	188,442
†Kindred Biosciences	46,600	200,846
†Kiniksa Pharmaceuticals Class A	24,500	432,915
†Kodiak Sciences	30,515	4,482,959
†Kronos Bio	12,800	382,336
†Krystal Biotech	11,900	714,000
†Kura Oncology	58,199	1,900,779
†Kymera Therapeutics	9,000	558,000
†La Jolla Pharmaceutical	22,300	86,524
†Lexicon Pharmaceuticals	51,616	176,527
†Ligand Pharmaceuticals	13,865	1,378,874
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†LogicBio Therapeutics	12,100	$ 92,323
†MacroGenics	50,300	1,149,858
†Madrigal Pharmaceuticals	8,335	926,602
†Magenta Therapeutics	23,247	182,256
†MannKind	207,500	649,475
†Marker Therapeutics	33,200	48,140
†MediciNova	46,900	246,694
†MEI Pharma	109,400	288,816
†MeiraGTx Holdings	18,592	281,483
†Mersana Therapeutics	51,200	1,362,432
†Minerva Neurosciences	31,400	73,476
†Mirati Therapeutics	39,500	8,675,780
†Mirum Pharmaceuticals	6,400	111,744
†Molecular Templates	24,500	230,055
†Morphic Holding	12,500	419,375
†Mustang Bio	37,900	143,452
†Myriad Genetics	69,300	1,370,407
†NantKwest	29,500	393,235
†Natera	71,200	7,085,824
†Neoleukin Therapeutics	29,800	420,180
†Neubase Therapeutics	13,600	95,064
†NextCure	16,200	176,580
†Nkarta	15,300	940,491
†Novavax	58,061	6,474,382
†Nurix Therapeutics	10,000	328,800
†Nymox Pharmaceutical	52,500	130,200
†Oncocyte	29,700	70,983
=†πOncternal Therapeutics	828	1,565
†OPKO Health	383,800	1,516,010
†Organogenesis Holdings	14,800	111,444
†Orgenesis	24,600	110,700
†ORIC Pharmaceuticals	20,000	677,000
†Ovid therapeutics	38,300	88,473
†Oyster Point Pharma	6,400	120,448
†Passage Bio	22,300	570,211
†PhaseBio Pharmaceuticals	17,200	57,792
†Pieris Pharmaceuticals	52,400	131,000
†PMV Pharmaceuticals	12,100	744,271
†Praxis Precision Medicines	9,600	528,192
†Precigen	64,400	656,880
†Precision BioSciences	46,500	387,810
†Prelude Therapeutics	8,200	586,710
†Prevail Therapeutics	12,700	292,989
=†πProgenic Pharmaceuticals	99,698	4,257
†Protagonist Therapeutics	27,000	544,320
†Protara Therapeutics	500	12,105
†Prothena	30,500	366,305
†PTC Therapeutics	57,624	3,516,793
†Puma Biotechnology	33,500	343,710
†Radius Health	44,500	794,770
†Rapt Therapeutics	10,100	199,475
†REGENXBIO	31,700	1,437,912
†Relay Therapeutics	29,900	1,242,644
†Replimune Group	21,176	807,864

LVIP SSGA Small-Cap Index Fund–9

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†REVOLUTION Medicines	35,800	$ 1,417,322
†Rhythm Pharmaceuticals	31,488	936,138
†Rigel Pharmaceuticals	163,663	572,821
†Rocket Pharmaceuticals	31,600	1,732,944
†Rubius Therapeutics	37,900	287,661
†Sangamo Therapeutics	110,789	1,728,862
†Savara	47,700	54,855
†Scholar Rock Holding	21,200	1,028,836
†Selecta Biosciences	62,500	189,375
†Seres Therapeutics	50,000	1,225,000
†Shattuck Labs	11,500	602,715
†Solid Biosciences	22,900	173,582
†Sorrento Therapeutics	212,400	1,449,630
†Spectrum Pharmaceuticals	122,625	418,151
†Spero Therapeutics	15,724	304,888
†SpringWorks Therapeutics	20,400	1,479,408
†Stoke Therapeutics	12,000	743,160
†Sutro Biopharma	24,900	540,579
†Syndax Pharmaceuticals	24,806	551,685
†Syros Pharmaceuticals	38,400	416,640
†TCR2 Therapeutics	23,800	736,134
†TG Therapeutics	106,100	5,519,322
†Translate Bio	64,804	1,194,338
†Travere Therapeutics	46,200	1,259,181
†Turning Point Therapeutics	34,300	4,179,455
†Twist Bioscience	30,600	4,323,474
†Tyme Technologies	56,300	68,686
†Ultragenyx Pharmaceutical	58,900	8,153,527
†UNITY Biotechnology	29,600	155,104
†UroGen Pharma	18,000	324,360
†Vanda Pharmaceuticals	50,981	669,890
†Vaxart	56,300	321,473
†Vaxcyte	17,700	470,289
†VBI Vaccines	166,500	457,875
†Veracyte	53,700	2,628,078
†Verastem	154,800	329,724
†Vericel	43,700	1,349,456
†Viela Bio	20,300	730,191
†Viking Therapeutics	69,636	392,051
†Vir Biotechnology	51,600	1,381,848
†Voyager Therapeutics	27,900	199,485
†X4 Pharmaceuticals	15,386	98,932
†XBiotech	16,384	256,410
†Xencor	53,100	2,316,753
†XOMA	5,300	233,889
†Y-mAbs Therapeutics	28,800	1,425,888
†Zentalis Pharmaceuticals	26,500	1,376,410
†ZIOPHARM Oncology	208,517	525,463
		257,532,757
Building Products–1.49%
AAON	38,417	2,559,725
Advanced Drainage Systems	53,000	4,429,740
†Alpha Pro Tech	15,400	171,710
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
†American Woodmark	16,375	$ 1,536,794
Apogee Enterprises	25,747	815,665
†Builders FirstSource	107,966	4,406,092
Caesarstone	20,000	257,800
†Cornerstone Building Brands	39,491	366,476
CSW Industrials	12,600	1,410,066
†Gibraltar Industries	31,291	2,251,075
Griffon	41,031	836,212
Insteel Industries	17,239	383,913
†JELD-WEN Holding	65,600	1,663,616
†Masonite International	22,788	2,240,972
†PGT Innovations	55,895	1,136,904
Quanex Building Products	31,252	692,857
†Resideo Technologies	124,000	2,636,240
Simpson Manufacturing	40,689	3,802,387
UFP Industries	56,010	3,111,355
		34,709,599
Capital Markets–1.57%
Artisan Partners Asset Management Class A	51,400	2,587,476
†Assetmark Financial Holdings	14,600	353,320
Associated Capital Group Class A	2,751	96,615
B. Riley Financial	17,823	788,133
BGC Partners Class A	296,700	1,186,800
†Blucora	46,768	744,079
Brightsphere Investment Group	58,900	1,135,592
Cohen & Steers	23,569	1,751,177
Cowen Class A	23,308	605,775
Diamond Hill Investment Group	3,032	452,587
†Donnelley Financial Solutions	30,000	509,100
Federated Hermes	88,700	2,562,543
†Focus Financial Partners Class A	30,200	1,313,700
GAMCO Investors Class A	5,495	97,481
Greenhill & Co.	17,190	208,686
Hamilton Lane Class A	28,900	2,255,645
Houlihan Lokey	48,464	3,258,235
Moelis & Co. Class A	49,100	2,295,916
Oppenheimer Holdings Class A	9,902	311,220
Piper Sandler	16,868	1,701,981
PJT Partners Class A	22,300	1,678,075
Pzena Investment Management Class A	16,959	123,801
†Safeguard Scientifics	19,020	121,348
†Sculptor Capital Management	19,800	300,960
†Siebert Financial	10,000	42,000

LVIP SSGA Small-Cap Index Fund–10

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Silvercrest Asset Management Group Class A	10,800	$ 150,012
†StepStone Group	17,300	688,540
Stifel Financial	93,320	4,708,927
†Stonex Group	15,624	904,629
Value Line	2,000	65,940
Virtus Investment Partners	6,932	1,504,244
Waddell & Reed Financial Class A	56,700	1,444,149
†Westwood Holdings Group	9,814	142,303
WisdomTree Investments	130,908	700,358
		36,791,347
Chemicals–1.73%
†Advanced Emissions Solutions	8,921	49,066
†AdvanSix	25,600	511,744
†AgroFresh Solutions	42,200	95,794
American Vanguard	26,795	415,858
†Amyris	69,900	431,633
Avient	85,571	3,446,800
Balchem	30,109	3,469,159
Chase	7,139	721,110
†Ferro	79,687	1,165,821
FutureFuel	23,508	298,552
†GCP Applied Technologies	46,900	1,109,185
Hawkins	9,059	473,876
HB Fuller	48,009	2,490,707
†Ingevity	38,853	2,942,338
Innospec	22,804	2,069,007
†Intrepid Potash	11,800	284,970
†Koppers Holdings	20,560	640,650
†Kraton	29,341	815,386
Kronos Worldwide	21,789	324,874
†Livent	137,300	2,586,732
†Marrone Bio Innovations	67,300	84,125
Minerals Technologies	31,564	1,960,756
†Orion Engineered Carbons	59,295	1,016,316
PQ Group Holdings	35,900	511,934
Quaker Chemical	12,413	3,145,330
†Rayonier Advanced Materials	58,300	380,116
Sensient Technologies	39,695	2,928,300
Stepan	20,070	2,394,752
†Trecora Resources	20,892	146,035
Tredegar	25,130	419,671
Trinseo	36,900	1,889,649
†Tronox Holdings Class A	85,200	1,245,624
		40,465,870
Commercial Services & Supplies–1.92%
ABM Industries	62,523	2,365,870
ACCO Brands	93,324	788,588
Brady Class A	45,237	2,389,418
†BrightView Holdings	34,500	521,640
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Brink's	46,060	$ 3,316,320
†Casella Waste Systems Class A	44,734	2,771,271
†CECO Environmental	32,964	229,429
†Cimpress	17,134	1,503,337
CompX International	338	4,810
Covanta Holding	114,200	1,499,446
Deluxe	40,640	1,186,688
Ennis	23,762	424,152
†Harsco	75,200	1,352,096
Healthcare Services Group	69,081	1,941,176
†Heritage-Crystal Clean	13,854	291,904
Herman Miller	54,687	1,848,421
HNI	41,175	1,418,890
Interface	54,521	572,471
†KAR Auction Services	123,800	2,303,918
Kimball International Class B	37,902	452,929
Knoll	48,782	716,120
Matthews International Class A	29,410	864,654
McGrath RentCorp	23,240	1,559,404
†Montrose Environmental Group	9,700	300,312
NL Industries	5,036	24,072
†PICO Holdings	12,971	121,279
Pitney Bowes	164,100	1,010,856
Quad/Graphics	38,023	145,248
†SP Plus	22,397	645,706
Steelcase Class A	81,998	1,111,073
†Team	26,897	293,177
Tetra Tech	50,691	5,869,004
UniFirst	14,067	2,977,843
†US Ecology	29,796	1,082,489
†Viad	20,213	731,104
VSE	8,966	345,101
		44,980,216
Communications Equipment–0.82%
†Acacia Communications	36,300	2,648,448
ADTRAN	48,248	712,623
†Applied Optoelectronics	22,400	190,624
†CalAmp	29,972	297,322
†Calix	49,731	1,479,995
†Cambium Networks	4,400	110,352
†Casa Systems	37,368	230,561
†Clearfield	11,500	284,280
Comtech Telecommunications	22,375	462,939
†Digi International	25,743	486,543
†DZS	4,900	75,803
†Extreme Networks	111,245	766,478
†Genasys	30,400	198,208
†Harmonic	87,788	648,753

LVIP SSGA Small-Cap Index Fund–11

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Infinera	152,723	$ 1,600,537
†Inseego	63,800	986,986
†KVH Industries	14,075	159,751
†NETGEAR	27,534	1,118,706
†NetScout Systems	66,356	1,819,482
†PCTEL	24,000	157,680
†Plantronics	32,451	877,151
†Resonant	67,200	178,080
†Ribbon Communications	65,002	426,413
†Viavi Solutions	213,700	3,200,157
		19,117,872
Construction & Engineering–1.41%
†Aegion	28,228	536,050
†Ameresco Class A	24,021	1,254,857
†API Group	133,800	2,428,470
Arcosa	45,300	2,488,329
Argan	14,924	663,969
Comfort Systems USA	33,236	1,750,208
†Concrete Pumping Holdings	22,500	86,175
†Construction Partners Class A	19,600	570,556
†Dycom Industries	29,429	2,222,478
EMCOR Group	50,796	4,645,802
†Fluor	131,600	2,101,652
Granite Construction	44,679	1,193,376
†Great Lakes Dredge & Dock	59,034	777,478
†HC2 Holdings	57,033	185,927
†IES Holdings	7,200	331,488
†MasTec	53,078	3,618,858
†Matrix Service	25,207	277,781
†MYR Group	15,194	913,159
†Northwest Pipe	9,748	275,868
†NV5 Global	10,200	803,556
Primoris Services	46,038	1,271,109
†Sterling Construction	26,600	495,026
†Tutor Perini	42,506	550,453
†WillScot Mobile Mini Holdings	150,098	3,477,771
		32,920,396
Construction Materials–0.15%
†Forterra	21,000	361,095
†Summit Materials Class A	110,216	2,213,137
†U.S. Concrete	16,000	639,520
United States Lime & Minerals	2,087	237,918
		3,451,670
Consumer Finance–0.74%
Curo Group Holdings	3,400	48,722
†Encore Capital Group	30,363	1,182,639
†Enova International	29,523	731,285
†EZCORP Class A	42,619	204,145
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
FirstCash	37,824	$ 2,649,193
†Green Dot Class A	47,902	2,672,931
†LendingClub	69,860	737,722
Navient	170,300	1,672,346
Nelnet Class A	15,938	1,135,423
†Oportun Financial	18,300	354,471
†PRA Group	43,623	1,730,088
PROG Holdings	63,100	3,399,197
Regional Management	8,443	252,108
†World Acceptance	4,401	449,870
		17,220,140
Containers & Packaging–0.23%
Greif Class A	25,000	1,172,000
Greif Class B	5,617	271,750
Myers Industries	34,897	725,160
†O-I Glass	151,500	1,802,850
†Pactiv Evergreen	35,400	642,156
†Ranpak Holdings	26,000	349,440
†UFP Technologies	6,900	321,540
		5,284,896
Distributors–0.07%
Core-Mark Holding	43,060	1,264,672
†Funko Class A	19,900	206,562
†Greenlane Holdings Class A	6,873	27,217
Weyco Group	5,958	94,375
		1,592,826
Diversified Consumer Services–0.56%
†Adtalem Global Education	50,217	1,704,867
†American Public Education	13,960	425,501
†Aspen Group	16,500	183,645
Carriage Services	17,135	536,668
Collectors Universe	8,800	663,520
Franchise Group	19,200	584,640
†Houghton Mifflin Harcourt	95,000	316,350
†Laureate Education Class A	103,700	1,509,872
†OneSpaWorld Holdings	40,500	410,670
†Perdoceo Education	64,968	820,546
†Regis	20,346	186,980
Strategic Education	22,735	2,167,328
†Stride	39,700	842,831
†Universal Technical Institute	29,275	189,116
†Vivint Smart Home	71,600	1,485,700
†WW International	45,400	1,107,760
		13,135,994
Diversified Financial Services–0.19%
Alerus Financial	13,300	364,021
Banco Latinoamericano de Comercio Exterior	29,358	464,737
†Cannae Holdings	80,300	3,554,881
†GWG Holdings	5,900	41,241

LVIP SSGA Small-Cap Index Fund–12

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
Marlin Business Services	6,341	$ 77,614
		4,502,494
Diversified Telecommunication Services–0.75%
Alaska Communications Systems Group	43,800	161,622
†Anterix	10,200	383,520
ATN International	10,892	454,850
†Bandwidth Class A	17,900	2,750,693
†Cincinnati Bell	48,386	739,338
Cogent Communications Holdings	39,704	2,377,079
†Consolidated Communications Holdings	65,855	322,031
†IDT Class B	13,500	166,860
†Iridium Communications	109,750	4,315,919
†Liberty Latin America Class A	44,318	493,259
†Liberty Latin America Class C	148,053	1,641,908
†Ooma	22,394	322,474
†ORBCOMM	68,794	510,451
†Vonage Holdings	218,286	2,810,432
		17,450,436
Electric Utilities–0.62%
ALLETE	48,673	3,014,806
Genie Energy Class B	18,100	130,501
MGE Energy	33,815	2,368,065
Otter Tail	39,181	1,669,502
PNM Resources	73,936	3,588,114
Portland General Electric	83,700	3,579,849
Spark Energy Class A	11,700	111,969
		14,462,806
Electrical Equipment–1.71%
Allied Motion Technologies	6,600	337,260
†American Superconductor	20,500	480,110
†Atkore International Group	45,600	1,874,616
AZZ	24,827	1,177,793
†Bloom Energy Class A	84,200	2,413,172
Encore Wire	19,326	1,170,576
EnerSys	39,822	3,307,615
†FuelCell Energy	268,300	2,996,911
LSI Industries	23,200	198,592
†Orion Energy Systems	25,600	252,672
†Plug Power	350,300	11,878,673
Powell Industries	9,308	274,493
Preformed Line Products	3,186	218,050
†Sunrun	139,735	9,694,814
†Thermon Group Holdings	31,860	497,972
†TPI Composites	29,400	1,551,732
†Vicor	18,271	1,684,951
		40,010,002
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components–2.25%
†Akoustis Technologies	27,300	$ 333,879
†Arlo Technologies	80,815	629,549
Badger Meter	27,222	2,560,501
Bel Fuse Class B	9,600	144,288
Belden	42,642	1,786,700
Benchmark Electronics	34,166	922,824
CTS	30,011	1,030,278
†Daktronics	37,661	176,253
†ePlus	12,658	1,113,271
†Fabrinet	34,256	2,657,923
†FARO Technologies	17,399	1,228,891
†Fitbit Class A	230,201	1,565,367
†II-VI	96,028	7,294,287
†Insight Enterprises	33,203	2,526,416
†Intellicheck	22,000	250,910
†Iteris	40,486	228,746
†Itron	37,500	3,596,250
†Kimball Electronics	25,875	413,741
†Knowles	85,406	1,574,033
†Luna Innovations	25,800	254,904
Methode Electronics	33,766	1,292,562
†MTS Systems	18,257	1,061,827
†Napco Security Technologies	11,000	288,420
†nLight	33,600	1,097,040
†Novanta	31,963	3,778,666
†OSI Systems	15,768	1,469,893
†PAR Technology	15,100	948,129
PC Connection	10,324	488,222
†Plexus	27,363	2,140,060
†Powerfleet	28,500	211,755
†Research Frontiers	35,600	100,036
†Rogers	17,352	2,694,592
†Sanmina	59,595	1,900,484
†ScanSource	23,937	631,458
†TTM Technologies	92,050	1,269,830
Vishay Intertechnology	123,621	2,560,191
†Vishay Precision Group	10,872	342,251
†Wrap Technologies	12,200	58,926
		52,623,353
Energy Equipment & Services–0.65%
Archrock	125,502	1,086,847
†Aspen Aerogels	17,200	287,068
†Bristow Group	7,073	186,161
Cactus Class A	46,300	1,207,041
†ChampionX	173,400	2,653,020
†DMC Global	13,088	566,056
†Dril-Quip	34,000	1,007,080
†Exterran	29,500	130,390
†Frank's International	123,500	338,390
†Helix Energy Solutions Group	131,456	552,115
†Liberty Oilfield Services Class A	58,400	602,104
†Nabors Industries	7,114	414,248

LVIP SSGA Small-Cap Index Fund–13

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†National Energy Services Reunited	19,100	$ 189,663
†Newpark Resources	103,641	198,991
†NexTier Oilfield Solutions	150,363	517,249
†Oceaneering International	93,500	743,325
†Oil States International	61,300	307,726
Patterson-UTI Energy	172,500	907,350
†ProPetro Holding	74,200	548,338
†RPC	68,100	214,515
†Select Energy Services Class A	52,100	213,610
Solaris Oilfield Infrastructure Class A	31,800	258,852
†Tidewater	43,111	372,479
†Transocean	569,200	1,314,852
†U.S. Silica Holdings	67,483	473,731
		15,291,201
Entertainment–0.25%
†AMC Entertainment Holdings Class A	59,190	125,483
†Cinemark Holdings	103,100	1,794,971
†Eros STX Global	88,900	161,798
†Gaia	11,361	112,247
†Glu Mobile	132,432	1,193,212
†IMAX	45,100	812,702
†Liberty Media-Liberty Braves Class A	10,100	251,187
†Liberty Media-Liberty Braves Class C	35,100	873,288
†LiveXLive Media	37,000	121,360
†Marcus	24,534	330,718
		5,776,966
Equity Real Estate Investment Trusts–5.36%
†Acadia Realty Trust	83,115	1,179,402
Agree Realty	51,766	3,446,580
Alexander & Baldwin	70,008	1,202,737
Alexander's	2,176	603,514
Alpine Income Property Trust	9,400	140,906
American Assets Trust	47,773	1,379,684
American Finance Trust	104,000	772,720
Armada Hoffler Properties	54,300	609,246
Bluerock Residential Growth REIT	25,100	318,017
Broadstone Net Lease Class A	31,800	622,644
BRT Apartments	10,000	152,000
CareTrust REIT	88,671	1,966,723
CatchMark Timber Trust Class A	44,400	415,584
Centerspace	11,846	836,801
†Chatham Lodging Trust	43,331	467,975
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
CIM Commercial Trust	14,066	$ 200,300
City Office REIT	38,900	380,053
Clipper Realty	14,900	105,045
†Colony Capital	456,000	2,193,360
Columbia Property Trust	98,300	1,409,622
Community Healthcare Trust	21,600	1,017,576
†CoreCivic	117,400	768,970
CorEnergy Infrastructure Trust	14,120	96,722
†CorePoint Lodging	34,950	240,456
CTO Realty Growth	5,314	224,038
†DiamondRock Hospitality	192,374	1,587,086
Diversified Healthcare Trust	235,000	968,200
Easterly Government Properties	77,800	1,762,170
EastGroup Properties	36,488	5,037,533
Essential Properties Realty Trust	89,335	1,893,902
Farmland Partners	22,900	199,230
Four Corners Property Trust	67,600	2,012,452
Franklin Street Properties	105,327	460,279
†Front Yard Residential	48,600	787,320
GEO Group	114,626	1,015,586
Getty Realty	34,164	940,877
Gladstone Commercial	31,705	570,690
Gladstone Land	20,800	304,512
Global Medical REIT	43,600	569,416
Global Net Lease	85,154	1,459,540
Healthcare Realty Trust	126,084	3,732,086
†Hersha Hospitality Trust	17,441	137,609
Independence Realty Trust	87,056	1,169,162
Industrial Logistics Properties Trust	61,289	1,427,421
Innovative Industrial Properties	20,300	3,717,539
iStar	69,870	1,037,570
Kite Realty Group Trust	80,854	1,209,576
Lexington Realty Trust	255,586	2,714,323
LTC Properties	37,473	1,458,074
Macerich	130,700	1,394,569
†Mack-Cali Realty	85,600	1,066,576
Monmouth Real Estate Investment	88,289	1,529,165
National Health Investors	40,234	2,782,986
National Storage Affiliates Trust	58,150	2,095,145
NETSTREIT	12,200	237,778
New Senior Investment Group	85,700	443,926
NexPoint Residential Trust	20,300	858,893
Office Properties Income Trust	46,940	1,066,477
One Liberty Properties	17,307	347,351
Pebblebrook Hotel Trust	121,560	2,285,328

LVIP SSGA Small-Cap Index Fund–14

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Physicians Realty Trust	194,200	$ 3,456,760
Piedmont Office Realty Trust Class A	117,000	1,898,910
Plymouth Industrial REIT	18,600	279,000
PotlatchDeltic	61,306	3,066,526
Preferred Apartment Communities Class A	48,000	355,200
PS Business Parks	18,762	2,492,907
QTS Realty Trust Class A	58,400	3,613,792
†Retail Opportunity Investments	111,667	1,495,221
Retail Properties of America Class A	207,200	1,773,632
Retail Value	6,280	93,384
RLJ Lodging Trust	152,455	2,157,238
†RPT Realty	74,705	646,198
†Ryman Hospitality Properties	47,206	3,198,679
Sabra Health Care REIT	192,377	3,341,589
Safehold	16,500	1,196,085
Saul Centers	10,966	347,403
†Seritage Growth Properties Class A	31,800	466,824
Service Properties Trust	158,400	1,820,016
SITE Centers	147,700	1,494,724
STAG Industrial	139,934	4,382,733
†Summit Hotel Properties	98,773	889,945
†Sunstone Hotel Investors	200,792	2,274,973
†Tanger Factory Outlet Centers	86,300	859,548
Terreno Realty	62,234	3,641,311
UMH Properties	33,767	500,089
Uniti Group	180,400	2,116,092
Universal Health Realty Income Trust	12,473	801,640
Urban Edge Properties	107,800	1,394,932
Urstadt Biddle Properties Class A	28,917	408,597
Washington Real Estate Investment Trust	79,775	1,725,533
Whitestone REIT	43,971	350,449
†Xenia Hotels & Resorts	104,804	1,593,021
		125,163,973
Food & Staples Retailing–0.76%
Andersons	29,663	727,040
†BJ's Wholesale Club Holdings	128,600	4,794,208
†Chefs' Warehouse	25,735	661,132
†HF Foods Group	28,500	214,320
Ingles Markets Class A	13,431	572,966
Natural Grocers by Vitamin Cottage	9,189	126,257
†Performance Food Group	123,200	5,865,552
PriceSmart	21,632	1,970,459
†Rite Aid	49,905	789,996
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
SpartanNash	36,058	$ 627,770
†United Natural Foods	49,599	792,096
Village Super Market Class A	8,413	185,591
Weis Markets	8,900	425,509
		17,752,896
Food Products–1.42%
Alico	6,063	188,074
B&G Foods	61,614	1,708,556
†Bridgford Foods	3,126	56,956
Calavo Growers	15,154	1,052,142
†Cal-Maine Foods	30,130	1,131,080
†Darling Ingredients	151,559	8,741,923
†Farmer Bros	10,801	50,441
Fresh Del Monte Produce	30,656	737,890
†Freshpet	36,400	5,168,436
†Hostess Brands	115,700	1,693,848
J & J Snack Foods	14,387	2,235,308
John B Sanfilippo & Son	8,602	678,354
Lancaster Colony	17,754	3,261,943
†Landec	23,106	250,700
Limoneira	17,745	295,454
Sanderson Farms	18,790	2,484,038
†Seneca Foods Class A	6,788	270,841
†Simply Good Foods	81,600	2,558,976
Tootsie Roll Industries	16,120	478,764
†Vital Farms	9,400	237,914
		33,281,638
Gas Utilities–0.88%
Brookfield Infrastructure Class A	29,500	2,132,850
Chesapeake Utilities	15,565	1,684,289
New Jersey Resources	89,197	3,170,953
Northwest Natural Holding	29,419	1,352,980
ONE Gas	48,946	3,757,584
RGC Resources	9,085	216,041
South Jersey Industries	95,804	2,064,576
Southwest Gas Holdings	52,422	3,184,637
Spire	46,920	3,004,757
		20,568,667
Health Care Equipment & Supplies–3.40%
†Accelerate Diagnostics	31,621	239,687
†Accuray	82,018	342,015
†Acutus Medical	8,900	256,409
†Alphatec Holdings	46,300	672,276
†AngioDynamics	36,692	562,488
†Antares Pharma	153,500	612,465
†Apyx Medical	29,600	213,120
†Aspira Women's Health	82,100	550,891
†AtriCure	41,803	2,327,173
Atrion	1,367	877,942
†Avanos Medical	44,200	2,027,896

LVIP SSGA Small-Cap Index Fund–15

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†AxoGen	33,700	$ 603,230
†Axonics Modulation Technologies	29,100	1,452,672
†BioLife Solutions	8,800	351,032
†BioSig Technologies	20,000	78,000
†Cantel Medical	35,200	2,775,872
†Cardiovascular Systems	35,382	1,548,316
†Cerus	152,283	1,053,798
†Co-Diagnostics	27,200	252,960
CONMED	25,422	2,847,264
†CryoLife	36,210	854,918
†CryoPort	33,000	1,448,040
†Cutera	14,100	339,951
†CytoSorbents	32,400	258,228
†Eargo	6,900	309,258
†Electromed	9,700	95,157
†FONAR	8,300	144,088
†GenMark Diagnostics	63,800	931,480
†Glaukos	39,945	3,006,261
†Heska	6,800	990,420
†Inari Medical	7,300	637,217
†Inogen	17,990	803,793
†Integer Holdings	30,525	2,478,325
†Intersect ENT	32,700	748,830
†IntriCon	9,400	170,140
†Invacare	30,039	268,849
†iRadimed	4,700	107,160
†iRhythm Technologies	26,950	6,392,809
†Lantheus Holdings	62,406	841,857
LeMaitre Vascular	16,098	651,969
†LENSAR	9,043	65,562
†LivaNova	45,696	3,025,532
†Meridian Bioscience	40,475	756,478
†Merit Medical Systems	50,641	2,811,082
Mesa Laboratories	4,430	1,269,815
†Misonix	9,100	113,750
†Natus Medical	32,963	660,579
†Neogen	49,225	3,903,543
†Nevro	31,700	5,487,270
†NuVasive	48,037	2,705,924
†OraSure Technologies	69,006	730,429
†Orthofix Medical	17,703	760,875
†OrthoPediatrics	11,305	466,331
†Outset Medical	8,800	500,192
†Pulmonx	10,300	710,906
†Pulse Biosciences	12,894	307,651
†Quotient	51,500	268,315
†Repro-Med Systems	30,600	184,212
†Retractable Technologies	8,300	89,142
†Rockwell Medical	83,035	83,865
†SeaSpine Holdings	25,140	438,693
†Shockwave Medical	27,100	2,810,812
†SI-BONE	25,500	762,450
†Sientra	44,200	171,938
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Silk Road Medical	25,400	$ 1,599,692
†Soliton	7,500	57,600
†STAAR Surgical	42,599	3,374,693
†Stereotaxis	41,555	211,515
†Surgalign Holdings	69,600	152,424
†Surmodics	12,865	559,885
†Tactile Systems Technology	18,000	808,920
†Tela Bio	7,500	112,800
†TransMedics Group	16,200	322,380
Utah Medical Products	3,615	304,745
†Vapotherm	19,300	518,398
†Varex Imaging	38,200	637,176
†ViewRay	102,700	392,314
†Zynex	16,600	223,436
		79,485,580
Health Care Providers & Services–2.68%
†1Life Healthcare	73,500	3,208,275
†AdaptHealth	23,700	890,172
†Addus HomeCare	13,300	1,557,297
†American Renal Associates Holdings	12,700	145,415
†AMN Healthcare Services	43,674	2,980,750
†Apollo Medical Holdings	10,000	182,700
†Avalon GloboCare	14,400	16,128
†BioTelemetry	31,203	2,249,112
†Brookdale Senior Living	183,800	814,234
†Castle Biosciences	10,800	725,220
†Community Health Systems	84,900	630,807
†CorVel	8,086	857,116
†Covetrus	108,700	3,124,038
†Cross Country Healthcare	32,017	283,991
Ensign Group	48,533	3,539,026
†Enzo Biochem	41,515	104,618
†Exagen	4,200	55,440
†Fulgent Genetics	9,600	500,160
†Hanger	35,500	780,645
†HealthEquity	70,430	4,909,675
†InfuSystem Holdings	12,600	236,628
†Joint	13,300	349,258
†LHC Group	28,504	6,080,473
†Magellan Health	22,495	1,863,486
†MEDNAX	70,500	1,730,070
National HealthCare	12,375	821,824
†National Research	13,337	570,157
†Ontrack	7,200	444,888
†Option Care Health	33,707	527,177
Owens & Minor	61,354	1,659,626
Patterson	79,200	2,346,696
†Pennant Group	23,666	1,374,048
†PetIQ	21,300	818,985
†Progyny	24,600	1,042,794
†Providence Service	11,533	1,598,820
†R1 RCM	102,764	2,468,391

LVIP SSGA Small-Cap Index Fund–16

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†RadNet	42,400	$ 829,768
†Select Medical Holdings	101,467	2,806,577
†Sharps Compliance	11,100	104,895
†Surgery Partners	22,500	652,725
†Tenet Healthcare	97,492	3,892,856
†Tivity Health	39,428	772,395
†Triple-S Management Class B	20,859	445,340
†U.S. Physical Therapy	11,649	1,400,792
†Viemed Healthcare	31,700	245,992
		62,639,480
Health Care Technology–1.21%
†Accolade	10,700	465,450
†Allscripts Healthcare Solutions	146,300	2,112,572
†Computer Programs and Systems	11,449	307,291
†Evolent Health Class A	73,700	1,181,411
†Health Catalyst	31,000	1,349,430
†HealthStream	25,945	566,639
†HMS Holdings	82,320	3,025,260
†iCAD	17,300	228,360
†Inovalon Holdings Class A	71,000	1,290,070
†Inspire Medical Systems	24,400	4,589,396
†NantHealth	37,800	122,094
†NextGen Healthcare	53,228	970,879
†Omnicell	39,625	4,755,792
†OptimizeRx	14,900	464,284
†Phreesia	28,000	1,519,280
†Schrodinger	27,800	2,201,204
Simulations Plus	12,900	927,768
†Tabula Rasa HealthCare	20,200	865,368
†Vocera Communications	30,740	1,276,632
		28,219,180
Hotels, Restaurants & Leisure–3.69%
†Accel Entertainment Class A	41,900	423,190
†Bally's	17,473	877,669
†Biglari Holdings Class B	885	98,412
†BJ's Restaurants	21,159	814,410
†Bloomin' Brands	80,952	1,572,088
Bluegreen Vacations	8,200	65,108
†Bluegreen Vacations Holding	15,500	209,715
†Boyd Gaming	77,459	3,324,540
†Brinker International	41,900	2,370,283
†Caesars Entertainment	168,700	12,529,349
†Carrols Restaurant Group	41,165	258,516
†Century Casinos	27,600	176,364
†Cheesecake Factory	39,374	1,459,200
Churchill Downs	35,783	6,970,171
†Chuy's Holdings	19,832	525,350
†Cracker Barrel Old Country Store	22,162	2,923,611
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Dave & Buster's Entertainment	40,900	$ 1,227,818
†Del Taco Restaurants	33,400	302,604
†Denny's	54,556	800,882
†Dine Brands Global	14,732	854,456
†El Pollo Loco Holdings	20,400	369,240
†Everi Holdings	78,800	1,088,228
†Fiesta Restaurant Group	16,457	187,610
†GAN	22,800	462,384
†Golden Entertainment	17,400	346,086
†Hilton Grand Vacations	79,600	2,495,460
†International Game Technology	91,600	1,551,704
Jack in the Box	21,015	1,950,192
†Kura Sushi USA Class A	4,600	89,700
†Lindblad Expeditions Holdings	27,100	463,952
†Marriott Vacations Worldwide	38,057	5,222,182
†Monarch Casino & Resort	11,984	733,660
Nathan's Famous	3,102	171,292
†Noodles & Co.	35,100	277,290
Papa John's International	30,622	2,598,277
†Penn National Gaming	145,703	12,584,368
†PlayAGS	30,900	222,480
RCI Hospitality Holdings	7,400	291,856
†Red Robin Gourmet Burgers	15,222	292,719
†Red Rock Resorts Class A	63,400	1,587,536
†Ruth's Hospitality Group	29,566	524,205
†Scientific Games Class A	53,052	2,201,127
†SeaWorld Entertainment	48,262	1,524,597
†Shake Shack Class A	32,800	2,780,784
†Target Hospitality	39,300	62,094
†Texas Roadhouse	61,670	4,820,127
Wingstop	27,600	3,658,380
		86,341,266
Household Durables–1.98%
†Beazer Homes USA	25,819	391,158
†Casper Sleep	10,800	66,420
†Cavco Industries	8,926	1,566,067
†Century Communities	28,138	1,231,882
Ethan Allen Interiors	20,232	408,889
†GoPro Class A	111,700	924,876
†Green Brick Partners	22,882	525,371
Hamilton Beach Brands Holding Class A	7,284	127,543
†Helen of Troy	23,798	5,287,677
Hooker Furniture	11,100	357,975
†Installed Building Products	21,318	2,172,944
†iRobot	26,522	2,129,451
KB Home	82,436	2,763,255
La-Z-Boy	43,033	1,714,435
†Legacy Housing	7,360	111,209
†LGI Homes	20,700	2,191,095

LVIP SSGA Small-Cap Index Fund–17

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Lifetime Brands	10,224	$ 155,405
†Lovesac	8,000	344,720
†M/I Homes	26,774	1,185,820
MDC Holdings	49,485	2,404,971
†Meritage Homes	34,784	2,880,811
†Purple Innovation	16,311	537,284
†Skyline Champion	48,934	1,514,018
†Sonos	74,636	1,745,736
†Taylor Morrison Home	118,100	3,029,265
†TopBuild	31,100	5,724,888
†TRI Pointe Group	117,452	2,026,047
†Tupperware Brands	47,700	1,545,003
†Turtle Beach	12,600	271,530
†Universal Electronics	12,811	672,065
†VOXX International	17,700	225,852
		46,233,662
Household Products–0.23%
†Central Garden & Pet	8,900	343,629
†Central Garden & Pet Class A	38,122	1,384,972
Oil-Dri Corp. of America	4,554	155,200
WD-40	12,738	3,384,232
		5,268,033
Independent Power and Renewable Electricity Producers–0.64%
†Atlantic Power	84,833	178,149
Brookfield Renewable Class A	96,518	5,624,104
Clearway Energy Class A	32,800	969,240
Clearway Energy Class C	76,100	2,429,873
Ormat Technologies	37,460	3,381,889
†Sunnova Energy International	50,400	2,274,552
		14,857,807
Industrial Conglomerates–0.05%
†Raven Industries	33,751	1,116,821
		1,116,821
Insurance–2.12%
†Ambac Financial Group	44,393	682,764
American Equity Investment Life Holding	84,755	2,344,323
AMERISAFE	18,599	1,068,141
Argo Group International Holdings	29,967	1,309,558
†BRP Group Class A	32,900	986,013
†Citizens	45,063	258,211
CNO Financial Group	129,612	2,881,275
Crawford & Co. Class A	20,700	152,973
Donegal Group Class A	13,146	184,964
†eHealth	24,519	1,731,287
Employers Holdings	26,227	844,247
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Enstar Group	11,511	$ 2,358,489
FBL Financial Group Class A	8,974	471,225
FedNat Holding	12,700	75,184
†Genworth Financial Class A	467,800	1,768,284
Goosehead Insurance Class A	12,400	1,547,024
†Greenlight Capital Re Class A	30,357	221,910
HCI Group	6,407	335,086
Heritage Insurance Holdings	24,700	250,211
Horace Mann Educators	40,031	1,682,903
Independence Holding	4,117	168,797
Investors Title	1,453	222,309
James River Group Holdings	27,700	1,361,455
Kinsale Capital Group	19,700	3,942,561
†MBIA	47,184	310,471
National General Holdings	65,400	2,235,372
National Western Life Group Class A	2,616	540,047
†NI Holdings	10,200	167,484
†Palomar Holdings	18,900	1,679,076
ProAssurance	50,200	893,058
†ProSight Global	10,700	137,281
Protective Insurance Class B	9,811	134,509
RLI	36,934	3,846,676
Safety Insurance Group	13,899	1,082,732
Selective Insurance Group	55,107	3,691,067
†Selectquote	30,600	634,950
State Auto Financial	19,195	340,519
Stewart Information Services	23,839	1,152,854
†Third Point Reinsurance	75,300	716,856
Tiptree Financial	25,046	125,731
†Trupanion	28,661	3,431,008
United Fire Group	20,221	507,547
United Insurance Holdings	21,400	122,408
Universal Insurance Holdings	25,803	389,883
†Watford Holdings	16,100	557,060
		49,545,783
Interactive Media & Services–0.40%
†Cargurus	82,500	2,617,725
†Cars.com	65,700	742,410
†DHI Group	62,600	138,972
†Eventbrite Class A	59,700	1,080,570
†EverQuote Class A	13,200	493,020
†Liberty TripAdvisor Holdings Class A	65,075	282,425
†MediaAlpha Class A	9,200	359,444
†QuinStreet	46,611	999,340
†TrueCar	102,200	429,240
†Yelp	68,100	2,224,827
		9,367,973
Internet & Direct Marketing Retail–0.78%
†1-800-Flowers.com Class A	24,464	636,064

LVIP SSGA Small-Cap Index Fund–18

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†CarParts.com	20,700	$ 256,473
†Duluth Holdings Class B	8,300	87,648
†Groupon	21,895	831,901
†Lands' End	10,400	224,328
†Liquidity Services	24,773	394,138
†Magnite	101,742	3,124,497
†Overstock.com	39,597	1,899,468
PetMed Express	18,409	590,193
†Quotient Technology	87,300	822,366
†RealReal	58,700	1,146,998
Shutterstock	21,252	1,523,768
†Stamps.com	15,938	3,126,876
†Stitch Fix Class A	54,400	3,194,368
†Waitr Holdings	93,400	259,652
		18,118,738
IT Services–1.94%
†Brightcove	36,986	680,542
†Cardtronics Class A	34,140	1,205,142
Cass Information Systems	13,915	541,433
†Conduent	157,400	755,520
CSG Systems International	31,488	1,419,164
†Endurance International Group Holdings	65,200	616,140
EVERTEC	57,500	2,260,900
†Evo Payments Class A	38,700	1,045,287
†ExlService Holdings	30,848	2,626,090
†GreenSky Class A	58,800	272,244
†Grid Dynamics Holdings	21,700	273,420
†GTT Communications	37,300	133,161
Hackett Group	23,076	332,064
†I3 Verticals Class A	13,591	451,221
†Information Services Group	32,302	105,951
†International Money Express	16,700	259,184
KBR	132,900	4,110,597
†Limelight Networks	115,249	459,843
†LiveRamp Holdings	59,872	4,382,032
ManTech International Class A	25,317	2,251,694
MAXIMUS	57,074	4,177,246
†MoneyGram International	55,400	302,761
NIC	63,547	1,641,419
†Paysign	35,100	162,864
†Perficient	30,225	1,440,221
Perspecta	130,200	3,135,216
†PFSweb	19,700	132,581
†Rackspace Technology	32,200	613,732
†Repay Holdings	58,800	1,602,300
†ServiceSource International	114,600	201,696
†StarTek	21,100	158,672
†Sykes Enterprises	36,677	1,381,623
TTEC Holdings	16,760	1,222,307
†Tucows Class A	9,200	679,788
†Unisys	58,354	1,148,407
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Verra Mobility	129,100	$ 1,732,522
†Virtusa	28,349	1,449,484
		45,364,468
Leisure Products–0.66%
Acushnet Holdings	32,900	1,333,766
†American Outdoor Brands	14,008	238,556
†Callaway Golf	86,727	2,082,315
Clarus	20,924	322,230
Escalade	9,403	199,062
Johnson Outdoors Class A	4,886	550,310
†Malibu Boats Class A	19,700	1,230,068
Marine Products	7,736	112,481
†Mastercraft Boat Holgings	17,700	439,668
†Nautilus	29,500	535,130
Smith & Wesson Brands	51,132	907,593
Sturm Ruger & Co.	16,014	1,042,031
†Vista Outdoor	56,000	1,330,560
†YETI Holdings	75,161	5,146,274
		15,470,044
Life Sciences Tools & Services–0.87%
†ChromaDex	44,900	215,520
†Codexis	52,800	1,152,624
†Fluidigm	65,466	392,796
†Harvard Bioscience	32,100	137,709
Luminex	40,507	936,522
†Medpace Holdings	25,900	3,605,280
†NanoString Technologies	41,200	2,755,456
†NeoGenomics	98,965	5,328,276
†Pacific Biosciences of California	156,898	4,069,934
†Personalis	22,000	805,420
†Quanterix	19,200	892,800
		20,292,337
Machinery–3.65%
Alamo Group	9,535	1,315,353
Albany International Class A	28,543	2,095,627
Altra Industrial Motion	60,378	3,346,753
Astec Industries	21,569	1,248,414
Barnes Group	43,854	2,222,959
†Blue Bird	15,592	284,710
†Chart Industries	33,874	3,990,019
†CIRCOR International	18,526	712,140
Columbus McKinnon	21,708	834,456
Douglas Dynamics	21,049	900,266
Eastern	5,400	130,140
†Energy Recovery	39,300	536,052
Enerpac Tool Group	52,714	1,191,864
EnPro Industries	19,509	1,473,320
ESCO Technologies	23,838	2,460,558
†Evoqua Water Technologies	84,800	2,287,904
†ExOne	9,100	86,359

LVIP SSGA Small-Cap Index Fund–19

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Federal Signal	57,407	$ 1,904,190
Franklin Electric	43,040	2,978,798
†Gencor Industries	11,730	144,279
Gorman-Rupp	16,682	541,331
Graham	9,562	145,151
Greenbrier	30,601	1,113,264
Helios Technologies	30,128	1,605,521
Hillenbrand	69,132	2,751,454
Hurco	5,369	161,070
Hyster-Yale Materials Handling	8,866	527,970
John Bean Technologies	29,292	3,335,480
Kadant	10,599	1,494,247
Kennametal	77,600	2,812,224
†L B Foster Class A	9,908	149,115
Lindsay	10,407	1,336,883
Luxfer Holdings	26,700	438,414
†Lydall	15,702	471,531
†Manitowoc	31,975	425,587
†Mayville Engineering	5,400	72,468
†Meritor	64,112	1,789,366
Miller Industries	10,546	400,959
Mueller Industries	51,740	1,816,591
Mueller Water Products Class A	144,927	1,794,196
†Navistar International	46,500	2,044,140
†NN	41,056	269,738
Omega Flex	2,689	392,594
Park-Ohio Holdings	5,449	168,374
†Proto Labs	24,943	3,826,256
†RBC Bearings	23,018	4,121,143
†REV Group	20,300	178,843
Rexnord	112,964	4,460,948
Shyft Group	31,516	894,424
†SPX	40,200	2,192,508
†SPX FLOW	39,800	2,306,808
Standex International	11,954	926,674
Tennant	17,581	1,233,659
†Terex	62,900	2,194,581
†TriMas	37,725	1,194,751
Wabash National	50,540	870,804
Watts Water Technologies Class A	25,594	3,114,790
†Welbilt	120,400	1,589,280
		85,307,298
Marine–0.16%
Costamare	43,800	362,664
†Eagle Bulk Shipping	6,942	131,898
Genco Shipping & Trading	19,600	144,256
Matson	40,000	2,278,800
†Safe Bulkers	54,300	70,590
Scorpio Bulkers	6,239	105,626
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Marine (continued)
†SEACOR Holdings	17,400	$ 721,230
		3,815,064
Media–0.79%
†AMC Networks Class A	25,800	922,866
†Boston Omaha Class A	12,200	337,330
†Cardlytics	24,500	3,497,865
†comScore	57,700	143,673
†Daily Journal	1,050	424,200
†Emerald Holding	26,000	140,920
†Entercom Communications Class A	126,906	313,458
Entravision Communications Class A	67,130	184,608
EW Scripps Class A	56,066	857,249
†Fluent	43,468	230,815
†Gannett	131,224	440,913
†Gray Television	80,518	1,440,467
†Hemisphere Media Group	16,400	169,904
†iHeartMedia Class A	60,300	782,694
Loral Space & Communications	12,461	261,556
†Meredith	37,634	722,573
†MSG Networks Class A	26,000	383,240
National CineMedia	60,629	225,540
†Saga Communications Class A	3,413	81,980
Scholastic	29,491	737,275
Sinclair Broadcast Group Class A	43,100	1,372,735
†TechTarget	22,798	1,347,590
TEGNA	204,994	2,859,666
†Tribune Publishing	14,400	197,280
†WideOpenWest	46,694	498,225
		18,574,622
Metals & Mining–1.68%
†Alcoa	174,800	4,029,140
†Allegheny Technologies	121,700	2,040,909
†Arconic	93,000	2,771,400
Caledonia Mining	10,200	161,976
Carpenter Technology	43,700	1,272,544
†Century Aluminum	47,358	522,359
†Cleveland-Cliffs	370,855	5,399,649
†Coeur Mining	231,986	2,401,055
Commercial Metals	111,000	2,279,940
Compass Minerals International	32,800	2,024,416
=†Fortitude Gold	17,943	18,840
Gold Resource	62,800	182,748
Haynes International	12,481	297,547
Hecla Mining	488,176	3,163,380
Kaiser Aluminum	14,522	1,436,226
Materion	19,884	1,267,008

LVIP SSGA Small-Cap Index Fund–20

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
†Novagold Resources	220,200	$ 2,129,334
Olympic Steel	10,006	133,380
†Ryerson Holding	16,325	222,673
Schnitzer Steel Industries Class A	24,301	775,445
SunCoke Energy	74,644	324,701
†TimkenSteel	47,000	219,490
United States Steel	203,800	3,417,726
Warrior Met Coal	48,400	1,031,888
Worthington Industries	35,008	1,797,311
		39,321,085
Mortgage Real Estate Investment Trusts (REITs)–1.25%
Anworth Mortgage Asset	85,131	230,705
Apollo Commercial Real Estate Finance	130,381	1,456,356
Arbor Realty Trust	100,300	1,422,254
Ares Commercial Real Estate	32,289	384,562
†Arlington Asset Investment Class A	35,910	135,740
ARMOUR Residential REIT	62,953	679,263
Blackstone Mortgage Trust Class A	128,217	3,529,814
Broadmark Realty Capital	123,800	1,262,760
Capstead Mortgage	89,508	520,041
Cherry Hill Mortgage Investment	12,299	112,413
Chimera Investment	178,000	1,824,500
†Colony Credit Real Estate	81,800	613,500
Dynex Capital	20,243	360,325
Ellington Financial	39,200	581,728
Granite Point Mortgage Trust	53,200	531,468
Great Ajax	17,055	178,395
Hannon Armstrong Sustainable Infrastructure Capital	69,200	4,389,356
Invesco Mortgage Capital	166,836	563,906
KKR Real Estate Finance Trust	27,500	492,800
Ladder Capital	102,389	1,001,364
MFA Financial	437,900	1,703,431
New York Mortgage Trust	368,782	1,360,806
Orchid Island Capital	70,400	367,488
PennyMac Mortgage Investment Trust	90,821	1,597,541
Ready Capital	41,811	520,547
Redwood Trust	110,125	966,898
TPG RE Finance Trust	60,300	640,386
Two Harbors Investment	264,700	1,686,139
Western Asset Mortgage Capital	55,684	181,530
		29,296,016
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.23%
Big Lots	38,000	$ 1,631,340
Dillard's Class A	7,100	447,655
†Macy's	292,400	3,289,500
		5,368,495
Multi-Utilities–0.41%
Avista	65,526	2,630,213
Black Hills	58,573	3,599,311
NorthWestern	47,406	2,764,244
Unitil	14,441	639,303
		9,633,071
Oil, Gas & Consumable Fuels–1.44%
†Antero Resources	229,600	1,251,320
†Arch Resources	14,500	634,665
†Ardmore Shipping	42,100	137,667
†Berry	72,671	267,429
†Bonanza Creek Energy	17,200	332,476
Brigham Minerals Class A	32,300	354,977
†Clean Energy Fuels	126,495	994,251
†CNX Resources	207,800	2,244,240
=†πCobalt International Energy	1	0
†Comstock Resources	21,100	92,207
†CONSOL Energy	28,700	206,927
†Contango Oil & Gas	109,300	250,297
†CVR Energy	27,500	409,750
†Delek US Holdings	57,079	917,260
DHT Holdings	105,200	550,196
†Diamond S Shipping	28,300	188,478
†Dorian LPG	27,936	340,540
†Earthstone Energy Class A	18,900	100,737
†Energy Fuels	123,700	526,962
Evolution Petroleum	25,347	72,239
Falcon Minerals	46,000	144,900
†Frontline	109,700	682,334
†Golar LNG	84,901	818,446
†Goodrich Petroleum	10,500	105,945
†Green Plains	35,293	464,809
International Seaways	22,165	361,954
†Kosmos Energy	370,700	871,145
†Magnolia Oil & Gas Class A	117,100	826,726
†Matador Resources	107,430	1,295,606
NACCO Industries Class A	1,799	47,314
†NextDecade	4,661	9,741
Nordic American Tankers	140,398	414,174
†Overseas Shipholding Group Class A	83,400	178,476
Ovintiv	243,600	3,498,096
†Par Pacific Holdings	38,735	541,515
†PBF Energy Class A	98,600	700,060
†PDC Energy	92,304	1,895,001
†Peabody Energy	73,312	176,682
†Penn Virginia	14,000	142,100
†PrimeEnergy Resources	700	30,219

LVIP SSGA Small-Cap Index Fund–21

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Range Resources	206,500	$ 1,383,550
†Renewable Energy Group	35,664	2,525,724
†REX American Resources	5,150	378,371
Scorpio Tankers	49,822	557,508
SFL	95,142	597,492
SM Energy	106,600	652,392
†Southwestern Energy	611,309	1,821,701
†Talos Energy	9,000	74,160
†Tellurian	96,200	123,136
†Uranium Energy	160,000	281,600
†W&T Offshore	108,636	235,740
†Whiting Petroleum	1,376	34,400
World Fuel Services	57,800	1,801,048
		33,544,683
Paper & Forest Products–0.39%
†Clearwater Paper	16,551	624,800
†Domtar	53,000	1,677,450
Glatfelter	42,673	698,984
Louisiana-Pacific	103,078	3,831,409
Neenah	15,695	868,248
Schweitzer-Mauduit International	29,567	1,188,889
Verso Class A	23,100	277,662
		9,167,442
Personal Products–0.36%
†BellRing Brands Class A	37,200	904,332
Edgewell Personal Care	50,400	1,742,832
†elf Beauty	43,800	1,103,322
†Inter Parfums	17,093	1,033,956
†Lifevantage	17,600	164,032
Medifast	10,787	2,117,920
†Nature's Sunshine Products	8,440	126,178
†Revlon Class A	6,954	82,613
†USANA Health Sciences	10,805	833,065
†Veru	47,600	411,740
		8,519,990
Pharmaceuticals–1.54%
†AcelRx Pharmaceuticals	97,100	120,404
†Aerie Pharmaceuticals	36,600	494,466
†Agile Therapeutics	58,600	168,182
†Amneal Pharmaceuticals	98,602	450,611
†Amphastar Pharmaceuticals	36,000	723,960
†ANI Pharmaceuticals	10,600	307,824
†Aquestive Therapeutics	16,200	86,670
†Arvinas	32,200	2,734,746
†Atea Pharmaceuticals	12,600	526,428
†Athira Pharma	11,000	376,750
†Axsome Therapeutics	26,400	2,150,808
†BioDelivery Sciences International	96,200	404,040
†Cara Therapeutics	38,900	588,557
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Cassava Sciences	22,100	$ 150,722
†Cerecor	28,400	74,976
†Chiasma	34,700	150,945
†Collegium Pharmaceutical	31,800	636,954
†Corcept Therapeutics	92,702	2,425,084
†CorMedix	29,200	216,956
†Cymabay Therapeutics	64,500	370,230
†Durect	197,400	408,618
†Eloxx Pharmaceuticals	26,060	103,719
†Endo International	218,000	1,565,240
†Evofem Biosciences	35,036	84,437
†Evolus	17,400	58,464
†Fulcrum Therapeutics	15,700	183,847
†Harrow Health	18,700	128,282
†IMARA	6,300	138,915
†Innoviva	57,600	713,664
†Intra-Cellular Therapies	63,200	2,009,760
†Kala Pharmaceuticals	35,800	242,724
†Kaleido Biosciences	15,500	141,050
†Lannett	37,580	245,021
†Liquidia Technologies	17,595	51,905
†Marinus Pharmaceuticals	23,725	289,445
†NGM Biopharmaceuticals	22,300	675,578
†Ocular Therapeutix	57,600	1,192,320
†Odonate Therapeutics	13,100	251,520
†Omeros	57,466	820,902
†Optinose	32,700	135,378
†Osmotica Pharmaceuticals	13,600	56,032
†Pacira BioSciences	40,675	2,433,992
†Paratek Pharmaceuticals	33,800	211,588
†Phathom Pharmaceuticals	9,900	328,878
Phibro Animal Health Class A	19,900	386,458
†Pliant Therapeutics	9,200	209,024
†Prestige Consumer Healthcare	48,655	1,696,600
†Provention Bio	42,600	721,644
†Recro Pharma	25,900	73,815
†Relmada Therapeutics	14,100	452,187
†Revance Therapeutics	59,800	1,694,732
†Satsuma Pharmaceuticals	11,200	51,632
†SIGA Technologies	50,288	365,594
†Strongbridge Biopharma	47,200	114,696
†Supernus Pharmaceuticals	46,390	1,167,172
†Tarsus Pharmaceuticals	5,800	239,714
†TherapeuticsMD	245,627	297,209
†Theravance Biopharma	46,700	829,859
†Tricida	32,800	231,240
†Verrica Pharmaceuticals	9,900	113,949
†Vyne Therapeutics	134,000	211,720
†WaVe Life Sciences	26,000	204,620
†Xeris Pharmaceuticals	35,413	174,232

LVIP SSGA Small-Cap Index Fund–22

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Zogenix	53,335	$ 1,066,167
		35,932,856
Professional Services–1.24%
†Acacia Research	54,476	214,635
†ASGN	47,504	3,968,009
Barrett Business Services	7,632	520,579
BG Staffing	7,200	97,128
†CBIZ	49,046	1,305,114
CRA International	8,151	415,130
Exponent	47,901	4,312,527
†Forrester Research	10,633	445,523
†Franklin Covey	11,980	266,795
†GP Strategies	15,552	184,447
Heidrick & Struggles International	17,964	527,782
†Huron Consulting Group	21,478	1,266,128
ICF International	17,551	1,304,566
Insperity	33,567	2,733,025
†Kelly Services Class A	32,777	674,223
Kforce	17,938	755,010
Korn Ferry	50,745	2,207,407
†Mistras Group	18,147	140,821
†Red Violet	6,999	182,744
Resources Connection	27,789	349,308
†TriNet Group	38,500	3,103,100
†TrueBlue	31,800	594,342
†Upwork	86,800	2,996,336
†Willdan Group	9,500	396,150
		28,960,829
Real Estate Management & Development–0.80%
†Altisource Portfolio Solutions	4,700	60,536
†American Realty Investors	1,592	17,353
†Cushman & Wakefield	106,656	1,581,708
†eXp World Holdings	20,900	1,319,208
†Forestar Group	17,005	343,161
†FRP Holdings	5,972	272,025
†Griffin Industrial Realty	2,149	134,313
Kennedy-Wilson Holdings	112,053	2,004,628
†Marcus & Millichap	22,400	833,952
†Maui Land Pineapple	5,400	62,262
Newmark Group Class A	136,800	997,272
†Rafael Holdings Class B	8,100	188,892
RE/MAX Holdings Class A	17,498	635,702
†Realogy Holdings	110,197	1,445,785
†Redfin	93,100	6,389,453
RMR Group Class A	14,168	547,168
St Joe	31,168	1,323,082
†Stratus Properties	4,900	124,950
†Tejon Ranch	19,918	287,815
†Transcontinental Realty Investors	695	16,756
		18,586,021
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–0.52%
ArcBest	23,875	$ 1,018,746
†Avis Budget Group	50,500	1,883,650
†Covenant Logistics Group	10,100	149,581
†Daseke	43,700	253,897
Heartland Express	46,409	840,003
Marten Transport	56,294	969,946
†PAM Transportation Services	2,700	132,300
†Saia	24,583	4,444,607
Universal Logistics Holdings	9,097	187,307
†US Xpress Enterprises Class A	21,200	145,008
Werner Enterprises	56,856	2,229,892
		12,254,937
Semiconductors & Semiconductor Equipment–2.93%
†Advanced Energy Industries	35,379	3,430,702
†Alpha & Omega Semiconductor	19,571	462,658
†Ambarella	30,992	2,845,685
Amkor Technology	96,065	1,448,660
†Atomera	18,900	304,101
†Axcelis Technologies	32,833	956,097
†AXT	39,100	374,187
Brooks Automation	68,290	4,633,476
†CEVA	20,217	919,874
CMC Materials	27,085	4,097,960
†Cohu	38,213	1,458,972
†CyberOptics	6,000	136,140
†Diodes	39,865	2,810,482
†DSP Group	20,400	338,436
†FormFactor	72,231	3,107,378
†GSI Technology	19,600	145,040
†Ichor Holdings	22,400	675,248
†Impinj	16,800	703,416
†Lattice Semiconductor	127,126	5,824,913
†MACOM Technology Solutions Holdings	44,942	2,473,608
†Maxeon Solar Technologies	10,437	296,098
†MaxLinear	65,334	2,495,105
†NeoPhotonics	45,000	409,050
NVE	4,118	231,349
†Onto Innovation	44,024	2,093,341
†PDF Solutions	27,246	588,514
†Photronics	64,260	717,142
†Pixelworks	51,500	145,230
Power Integrations	55,012	4,503,282
†Rambus	108,086	1,887,182
†Semtech	60,284	4,345,874
†Silicon Laboratories	40,486	5,155,487
†SiTime	8,700	973,791
†SMART Global Holdings	14,401	541,910
†SunPower	72,700	1,864,028
†Synaptics	32,152	3,099,453
†Ultra Clean Holdings	38,229	1,190,833

LVIP SSGA Small-Cap Index Fund–23

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Veeco Instruments	47,635	$ 826,944
		68,511,646
Software–5.92%
†8x8	100,005	3,447,172
†A10 Networks	53,738	529,857
†ACI Worldwide	106,851	4,106,284
†Agilysys	18,104	694,832
†Alarm.com Holdings	44,600	4,613,870
†Altair Engineering Class A	41,100	2,391,198
American Software Class A	27,988	480,554
†Appfolio Class A	15,300	2,754,612
†Appian	33,200	5,381,388
†Avaya Holdings	76,900	1,472,635
†Benefitfocus	28,195	408,264
†Blackbaud	46,271	2,663,359
†Blackline	47,583	6,346,621
†Bottomline Technologies	41,071	2,166,085
†Box Class A	135,000	2,436,750
†Cerence	34,400	3,456,512
†ChannelAdvisor	28,300	452,234
†Cloudera	195,650	2,721,491
†CommVault Systems	40,102	2,220,448
†Cornerstone OnDemand	57,110	2,515,124
†Digimarc	11,058	522,380
†Digital Turbine	78,400	4,434,304
†Domo Class B	24,200	1,543,234
Ebix	25,578	971,197
†eGain	21,100	249,191
†Envestnet	49,559	4,078,210
†GTY Technology Holdings	49,500	256,410
†Intelligent Systems	6,700	268,737
InterDigital	29,488	1,789,332
†J2 Global	40,687	3,974,713
†LivePerson	58,518	3,641,575
†MicroStrategy Class A	6,784	2,635,923
†Mimecast	53,500	3,040,940
†Mitek Systems	37,500	666,750
†Model N	33,200	1,184,576
†OneSpan	32,996	682,357
†Ping Identity Holding	36,000	1,031,040
Progress Software	41,500	1,875,385
†PROS Holdings	37,837	1,920,984
†Q2 Holdings	47,600	6,022,828
QAD Class A	11,173	705,910
†Qualys	31,825	3,878,513
†Rapid7	48,000	4,327,680
†Rimini Street	25,116	111,264
†SailPoint Technologies Holding	82,200	4,376,328
Sapiens International	26,100	798,921
†SecureWorks Class A	8,800	125,136
†ShotSpotter	7,500	282,750
†Smith Micro Software	40,243	218,117
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Sprout Social Class A	26,500	$ 1,203,365
†SPS Commerce	33,302	3,616,264
†Sumo Logic	12,200	348,676
†SVMK	114,100	2,915,255
†Synchronoss Technologies	45,600	214,320
†Telenav	36,909	173,472
†Tenable Holdings	67,100	3,506,646
†Upland Software	23,175	1,063,501
†Varonis Systems	29,107	4,762,196
†Verint Systems	60,856	4,088,306
†Veritone	21,200	603,140
VirnetX Holding	68,104	343,244
†Workiva	37,000	3,389,940
Xperi Holding	97,016	2,027,634
†Yext	97,700	1,535,844
†Zix	57,874	499,453
†Zuora Class A	93,200	1,298,276
		138,463,507
Specialty Retail–2.65%
†Aaron's	32,800	621,888
†Abercrombie & Fitch Class A	58,700	1,195,132
†Academy Sports & Outdoors	14,800	306,804
American Eagle Outfitters	140,418	2,818,189
†America's Car-Mart	5,885	646,408
†Asbury Automotive Group	17,944	2,615,159
†At Home Group	50,192	775,968
†Bed Bath & Beyond	117,800	2,092,128
†Boot Barn Holdings	27,718	1,201,852
Buckle	27,708	809,074
Caleres	34,151	534,463
Camping World Holdings Class A	32,100	836,205
†Cato Class A	23,382	224,233
†Chico's FAS	121,500	193,185
†Children's Place	13,201	661,370
†Citi Trends	9,276	460,832
†Conn's	16,009	187,145
†Container Store Group	15,800	150,732
†Designer Brands Class A	65,000	497,250
†Express	77,175	70,229
†GameStop Class A	55,100	1,038,084
†Genesco	13,932	419,214
Group 1 Automotive	16,135	2,115,944
†GrowGeneration	34,200	1,375,524
Guess	36,221	819,319
Haverty Furniture	15,814	437,573
†Hibbett Sports	16,282	751,903
Lithia Motors Class A	24,537	7,181,244
†Lumber Liquidators Holdings	26,116	802,806
†MarineMax	20,840	730,025
†Michaels	71,900	935,419
Monro	31,849	1,697,552
Murphy USA	25,300	3,311,011

LVIP SSGA Small-Cap Index Fund–24

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†National Vision Holdings	75,400	$ 3,414,866
†ODP	50,310	1,474,083
†OneWater Marine Class A	3,700	107,633
Rent-A-Center	46,810	1,792,355
†RH	14,765	6,607,633
†Sally Beauty Holdings	108,500	1,414,840
Shoe Carnival	9,321	365,197
†Signet Jewelers	47,976	1,308,305
†Sleep Number	25,146	2,058,452
Sonic Automotive Class A	22,631	872,878
†Sportsman's Warehouse Holdings	39,100	686,205
Tilly's Class A	25,663	209,410
†Urban Outfitters	66,700	1,707,520
Winmark	2,987	554,985
†Zumiez	20,323	747,480
		61,835,706
Technology Hardware, Storage & Peripherals–0.21%
†3D Systems	112,422	1,178,182
†Avid Technology	28,700	455,469
†Corsair Gaming	13,600	492,592
†Diebold Nixdorf	70,800	754,728
†Eastman Kodak	11,800	96,052
†Immersion	16,227	183,203
†Intevac	18,900	136,269
†Quantum	24,600	150,552
†Super Micro Computer	42,900	1,358,214
		4,805,261
Textiles, Apparel & Luxury Goods–0.95%
†Crocs	62,300	3,903,718
†Deckers Outdoor	26,400	7,570,992
†Fossil Group	45,700	396,219
†G-III Apparel Group	42,196	1,001,733
†Kontoor Brands	47,800	1,938,768
†Lakeland Industries	6,900	188,025
†Movado Group	13,880	230,685
Oxford Industries	15,366	1,006,627
Rocky Brands	7,600	213,332
†Steven Madden	76,501	2,702,015
Superior Group of Companies	9,166	213,018
†Unifi	12,574	223,063
†Vera Bradley	24,379	194,057
Wolverine World Wide	74,971	2,342,844
		22,125,096
Thrifts & Mortgage Finance–1.70%
†Axos Financial	53,360	2,002,601
†Bridgewater Bancshares	19,500	243,555
Capitol Federal Financial	120,900	1,511,250
†Columbia Financial	43,500	676,860
ESSA Bancorp	9,700	145,500
Essent Group	103,009	4,449,989
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Federal Agricultural Mortgage Class C	9,074	$ 673,745
Flagstar Bancorp	44,600	1,817,896
FS Bancorp	3,100	169,880
Greene County Bancorp	3,452	87,991
Hingham Institution For Savings	1,460	315,360
Home Bancorp	8,774	245,584
HomeStreet	19,329	652,354
Kearny Financial	80,137	846,247
Luther Burbank	20,700	202,860
Merchants Bancorp	8,776	242,481
Meridian Bancorp	47,154	703,066
Meta Financial Group	31,600	1,155,296
†MMA Capital Holdings	4,326	106,420
†Mr Cooper Group	70,302	2,181,471
†NMI Holdings Class A	78,300	1,773,495
Northfield Bancorp	46,756	576,501
Northwest Bancshares	110,609	1,409,159
OP Bancorp	14,400	110,880
PCSB Financial	13,400	213,596
PennyMac Financial Services	39,600	2,598,552
†Pioneer Bancorp	13,400	141,638
†Ponce de Leon Federal Bank	10,300	108,253
Premier Financial	35,275	811,325
Provident Bancorp	8,955	107,460
Provident Financial Holdings	6,686	105,037
Provident Financial Services	70,151	1,259,912
Prudential Bancorp	8,400	116,340
Radian Group	178,154	3,607,619
Riverview Bancorp	20,509	107,877
Southern Missouri Bancorp	8,098	246,503
†Sterling Bancorp	15,656	71,078
Territorial Bancorp	7,947	190,966
Timberland Bancorp	8,640	209,606
TrustCo Bank	92,203	614,994
Walker & Dunlop	27,063	2,490,337
Washington Federal	69,800	1,796,652
Waterstone Financial	19,180	360,968
Western New England Bancorp	19,000	130,910
WSFS Financial	46,549	2,089,119
		39,679,183
Tobacco–0.13%
Turning Point Brands	10,325	460,082
Universal	23,642	1,149,238
Vector Group	132,186	1,539,967
		3,149,287
Trading Companies & Distributors–1.56%
†Alta Equipment Group	16,590	163,909
Applied Industrial Technologies	36,130	2,817,779

LVIP SSGA Small-Cap Index Fund–25

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†Beacon Roofing Supply	52,190	$ 2,097,516
†BMC Stock Holdings	62,900	3,376,472
Boise Cascade	37,746	1,804,259
CAI International	17,207	537,547
†DXP Enterprises	16,143	358,859
†EVI Industries	5,900	176,528
†Foundation Building Materials	18,800	361,148
GATX	32,500	2,703,350
†General Finance	11,700	99,567
†GMS	40,700	1,240,536
H&E Equipment Services	30,581	911,620
†Herc Holdings	23,400	1,553,994
†Lawson Products	4,271	217,437
†MRC Global	72,000	477,360
†NOW	109,656	787,330
Rush Enterprises Class A	37,728	1,562,694
Rush Enterprises Class B	6,760	256,136
†SiteOne Landscape Supply	41,300	6,551,419
Systemax	11,358	407,639
†Textainer Group Holdings	45,320	869,237
†Titan Machinery	19,770	386,503
†Transcat	6,100	211,548
Triton International	56,589	2,745,132
†Veritiv	14,000	291,060
†WESCO International	45,978	3,609,273
		36,575,852
Water Utilities–0.42%
American States Water	34,479	2,741,425
Artesian Resources Class A	7,363	273,020
†Cadiz	17,000	181,050
California Water Service Group	46,242	2,498,455
Consolidated Water	14,900	179,545
Global Water Resources	11,983	172,675
Middlesex Water	16,731	1,212,496
†Pure Cycle	20,000	224,600
SJW Group	25,515	1,769,721
York Water	12,337	574,904
		9,827,891
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services–0.14%
†Boingo Wireless	41,197	$ 524,026
†Gogo	52,500	505,575
Shenandoah Telecommunications	46,350	2,004,637
Spok Holdings	21,077	234,587
		3,268,825
Total Common Stock (Cost $1,414,046,459)		2,321,751,517
RIGHTS–0.01%
=†πMedia General CVR	82,000	7,692
=†πNewsstar Financial CVR	22,898	2,326
=†πTobira Therapeutics CVR	7,700	109,109
Total Rights (Cost $0)		119,127
WARRANTS–0.00%
=†Pulse Biosciences exp 5/14/25 exercise price USD 7.01	329	5,544
†Whiting Petroleum exp 9/01/24 exercise price USD 73.44	5,399	9,448
†Whiting Petroleum exp 9/01/25 exercise price USD 83.45	2,699	5,128
Total Warrants (Cost $737,635)		20,120

MONEY MARKET FUND–0.38%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	9,025,690	9,025,690
Total Money Market Fund (Cost $9,025,690)		9,025,690

TOTAL INVESTMENTS–99.73% (Cost $1,423,809,784)	2,330,916,454
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.27%	6,233,420
NET ASSETS APPLICABLE TO 65,104,747 SHARES OUTSTANDING–100.00%	$2,337,149,874
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,829,547,670 / 50,948,845 Shares)	$35.910
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($507,602,204 / 14,155,902 Shares)	$35.858
LVIP SSGA Small-Cap Index Fund–26

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,437,398,432
Distributable earnings/(accumulated loss)	899,751,442
TOTAL NET ASSETS	$2,337,149,874

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $125,100, which represented 0.01% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Cobalt International Energy	7/6/2017	$ —	$ —
Contra Aduro Biotech	10/2/2020	—	151
Media General CVR	1/18/2017	—	7,692
Newsstar Financial CVR	12/26/2017	—	2,326
Oncternal Therapeutics	12/26/2017	1,697	1,565
Progenic Pharmaceuticals	6/22/2020	—	4,257
Tobira Therapeutics CVR	11/2/2016	—	109,109
Total		$1,697	$125,100

★ Includes $1,134,000 cash collateral held at broker for futures contracts, $2,027,670 payable for fund shares redeemed, $137,085 other accrued expenses payable, $794,322 due to manager and affiliates and $16,097 variation margin due to broker on futures contracts as of December 31, 2020.

The following futures contracts were outstanding at December 31, 2020:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
189	E-mini Russell 2000 Index	$18,661,860	$18,069,650	3/19/21	$592,210	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
LNG–Liquefied Natural Gas
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–27

LVIP SSGA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 23,640,568
Interest	5,612
Foreign taxes withheld	(36,815)
23,609,365
EXPENSES:
Management fees	6,534,917
Distribution fees-Service Class	1,029,913
Shareholder servicing fees	592,227
Accounting and administration expenses	361,830
Index fees	207,901
Reports and statements to shareholders	153,400
Professional fees	58,060
Trustees’ fees and expenses	49,873
Custodian fees	30,754
Pricing fees	26,462
Consulting fees	4,123
Other	38,203
9,087,663
Less:
Management fees waived	(25,001)
Total operating expenses	9,062,662
NET INVESTMENT INCOME	14,546,703
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	31,894,263
Futures contracts	8,695,657
Net realized gain	40,589,920
Net change in unrealized appreciation (depreciation) of:
Investments	384,984,602
Futures contracts	156,002
Net change in unrealized appreciation (depreciation)	385,140,604
NET REALIZED AND UNREALIZED GAIN	425,730,524
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$440,277,227
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,546,703	$ 18,536,328
Net realized gain	40,589,920	53,341,753
Net change in unrealized appreciation (depreciation)	385,140,604	419,036,025
Net increase in net assets resulting from operations	440,277,227	490,914,106
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(82,899,133)	(100,505,562)
Service Class	(21,384,849)	(23,142,931)
	(104,283,982)	(123,648,493)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	339,114,028	266,840,207
Service Class	68,122,280	76,845,616
Reinvestment of dividends and distributions:
Standard Class	82,899,133	100,505,562
Service Class	21,384,849	23,142,931
	511,520,290	467,334,316
Cost of shares redeemed:
Standard Class	(697,671,483)	(575,455,586)
Service Class	(92,533,994)	(58,276,279)
	(790,205,477)	(633,731,865)
Decrease in net assets derived from capital share transactions	(278,685,187)	(166,397,549)
NET INCREASE IN NET ASSETS	57,308,058	200,868,064
NET ASSETS:
Beginning of year	2,279,841,816	2,078,973,752
End of year	$2,337,149,874	$2,279,841,816
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 31.692	$ 26.880	$ 31.733	$ 28.753	$ 24.643
Income (loss) from investment operations:
Net investment income[1]	0.218	0.270	0.313	0.257	0.257
Net realized and unrealized gain (loss)	5.573	6.358	(3.685)	3.774	4.789
Total from investment operations	5.791	6.628	(3.372)	4.031	5.046
Less dividends and distributions from:
Net investment income	(0.316)	(0.293)	(0.313)	(0.306)	(0.364)
Net realized gain	(1.257)	(1.523)	(1.168)	(0.745)	(0.572)
Total dividends and distributions	(1.573)	(1.816)	(1.481)	(1.051)	(0.936)
Net asset value, end of period	$ 35.910	$ 31.692	$ 26.880	$ 31.733	$ 28.753
Total return[2]	19.20%	25.03%	(11.37%)	14.21%	20.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,829,548	$1,839,740	$1,743,015	$1,376,730	$1,117,983
Ratio of expenses to average net assets	0.39%	0.40%	0.39%	0.39%	0.37%
Ratio of net investment income to average net assets	0.77%	0.88%	0.96%	0.85%	1.02%
Portfolio turnover	23%	19%	18%	15%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 31.665	$ 26.866	$ 31.715	$ 28.741	$ 24.643
Income (loss) from investment operations:
Net investment income[1]	0.147	0.193	0.231	0.181	0.194
Net realized and unrealized gain (loss)	5.547	6.350	(3.675)	3.768	4.777
Total from investment operations	5.694	6.543	(3.444)	3.949	4.971
Less dividends and distributions from:
Net investment income	(0.244)	(0.221)	(0.237)	(0.230)	(0.301)
Net realized gain	(1.257)	(1.523)	(1.168)	(0.745)	(0.572)
Total dividends and distributions	(1.501)	(1.744)	(1.405)	(0.975)	(0.873)
Net asset value, end of period	$ 35.858	$ 31.665	$ 26.866	$ 31.715	$ 28.741
Total return[2]	18.90%	24.72%	(11.59%)	13.93%	20.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$507,602	$440,102	$ 335,959	$345,526	$304,903
Ratio of expenses to average net assets	0.64%	0.65%	0.64%	0.64%	0.62%
Ratio of net investment income to average net assets	0.52%	0.63%	0.71%	0.60%	0.77%
Portfolio turnover	23%	19%	18%	15%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign
LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.32% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the first $500 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$125,535
Legal	22,214
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $134,031 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$629,753
Distribution fees payable to LFD	107,305
Shareholder servicing fees payable to Lincoln Life	57,264
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$470,139,226
Sales	781,963,163
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,463,446,683
Aggregate unrealized appreciation of investments and derivatives	$1,008,746,657
Aggregate unrealized depreciation of investments and derivatives	(141,276,886)
Net unrealized appreciation of investments and derivatives	$ 867,469,771
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 21,335,587	$—	$ —	$ 21,335,587
Air Freight & Logistics	7,818,427	—	—	7,818,427
Airlines	7,008,449	—	—	7,008,449
Auto Components	32,745,466	—	—	32,745,466
Automobiles	1,802,576	—	—	1,802,576
Banks	181,330,740	—	—	181,330,740
Beverages	6,776,422	—	—	6,776,422
Biotechnology	257,526,784	—	5,973	257,532,757
Building Products	34,709,599	—	—	34,709,599
Capital Markets	36,791,347	—	—	36,791,347
Chemicals	40,465,870	—	—	40,465,870
LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Commercial Services & Supplies	$ 44,980,216	$—	$ —	$ 44,980,216
Communications Equipment	19,117,872	—	—	19,117,872
Construction & Engineering	32,920,396	—	—	32,920,396
Construction Materials	3,451,670	—	—	3,451,670
Consumer Finance	17,220,140	—	—	17,220,140
Containers & Packaging	5,284,896	—	—	5,284,896
Distributors	1,592,826	—	—	1,592,826
Diversified Consumer Services	13,135,994	—	—	13,135,994
Diversified Financial Services	4,502,494	—	—	4,502,494
Diversified Telecommunication Services	17,450,436	—	—	17,450,436
Electric Utilities	14,462,806	—	—	14,462,806
Electrical Equipment	40,010,002	—	—	40,010,002
Electronic Equipment, Instruments & Components	52,623,353	—	—	52,623,353
Energy Equipment & Services	15,291,201	—	—	15,291,201
Entertainment	5,776,966	—	—	5,776,966
Equity Real Estate Investment Trusts	125,163,973	—	—	125,163,973
Food & Staples Retailing	17,752,896	—	—	17,752,896
Food Products	33,281,638	—	—	33,281,638
Gas Utilities	20,568,667	—	—	20,568,667
Health Care Equipment & Supplies	79,485,580	—	—	79,485,580
Health Care Providers & Services	62,639,480	—	—	62,639,480
Health Care Technology	28,219,180	—	—	28,219,180
Hotels, Restaurants & Leisure	86,341,266	—	—	86,341,266
Household Durables	46,233,662	—	—	46,233,662
Household Products	5,268,033	—	—	5,268,033
Independent Power and Renewable Electricity Producers	14,857,807	—	—	14,857,807
Industrial Conglomerates	1,116,821	—	—	1,116,821
Insurance	49,545,783	—	—	49,545,783
Interactive Media & Services	9,367,973	—	—	9,367,973
Internet & Direct Marketing Retail	18,118,738	—	—	18,118,738
IT Services	45,364,468	—	—	45,364,468
Leisure Products	15,470,044	—	—	15,470,044
Life Sciences Tools & Services	20,292,337	—	—	20,292,337
Machinery	85,307,298	—	—	85,307,298
Marine	3,815,064	—	—	3,815,064
Media	18,574,622	—	—	18,574,622
Metals & Mining	39,302,245	—	18,840	39,321,085
Mortgage Real Estate Investment Trusts (REITs)	29,296,016	—	—	29,296,016
Multiline Retail	5,368,495	—	—	5,368,495
Multi-Utilities	9,633,071	—	—	9,633,071
Oil, Gas & Consumable Fuels	33,544,683	—	—	33,544,683
Paper & Forest Products	9,167,442	—	—	9,167,442
Personal Products	8,519,990	—	—	8,519,990
Pharmaceuticals	35,932,856	—	—	35,932,856
Professional Services	28,960,829	—	—	28,960,829
Real Estate Management & Development	18,586,021	—	—	18,586,021
Road & Rail	12,254,937	—	—	12,254,937
Semiconductors & Semiconductor Equipment	68,511,646	—	—	68,511,646
Software	138,463,507	—	—	138,463,507
Specialty Retail	61,835,706	—	—	61,835,706
Technology Hardware, Storage & Peripherals	4,805,261	—	—	4,805,261
Textiles, Apparel & Luxury Goods	22,125,096	—	—	22,125,096
Thrifts & Mortgage Finance	39,679,183	—	—	39,679,183
Tobacco	3,149,287	—	—	3,149,287
Trading Companies & Distributors	36,575,852	—	—	36,575,852
Water Utilities	9,827,891	—	—	9,827,891
Wireless Telecommunication Services	3,268,825	—	—	3,268,825
Rights	—	—	119,127	119,127
Warrants	14,576	—	5,544	20,120
LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 9,025,690	$—	$ —	$ 9,025,690
Total Investments	$2,330,766,970	$—	$149,484	$2,330,916,454
Derivatives:

Assets:
Futures Contract	$592,210	$—	$—	$592,210
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to passive foreign investment companies "PFIC", mark-to-market on future contracts and wash sales.
 The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$44,941,612	$20,759,133
Long-term capital gains	59,342,370	102,889,360
Total	$104,283,982	$123,648,493
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,264,737
Undistributed long-term capital gains	24,016,935
Other temporary differences	(1)
Net unrealized appreciation	867,469,771
Distributable earnings/(accumulated loss)	$899,751,442
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	14,610,113	8,775,631
Service Class	2,669,771	2,531,965
Shares reinvested:
Standard Class	2,716,413	3,318,801
Service Class	704,501	766,781
	20,700,798	15,393,178
Shares redeemed:
Standard Class	(24,427,873)	(18,887,824)
Service Class	(3,117,011)	(1,905,164)
	(27,544,884)	(20,792,988)
Net decrease	(6,844,086)	(5,399,810)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$592,210	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$8,695,657	$156,002
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$40,368,610	$—
8. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Small-Cap Index Fund–37

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA Small-Cap Index Fund–38

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2021. The Board noted that the net
LVIP SSGA Small-Cap Index Fund–39

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s comments that fees contributed to underperformance compared to the benchmark index. The Board noted LIAC’s comments that the Fund has met its objective of closely tracking its benchmark index on a gross fee basis and that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Small-Cap Index Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA Small-Cap Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA Small-Cap Index Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Small-Cap Index Fund–45

LVIP SSGA SMID Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP SSGA SMID Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned 13.37% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 2000® Index1, returned 19.96%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500® Index2 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)3 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
This Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively) and a volatility management overlay. Due to the approximately 20% mid cap allocation, the Fund will have a larger size tilt relative to the benchmark index, which is a pure small cap index. During calendar year 2020, the Fund’s exposure to mid-cap securities generally detracted from relative returns.
The volatility management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The volatility management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund
2020 Annual Report Commentary (unaudited) (continued)
LVIP SSGA SMID Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,528 for the Standard Class shares and to $16,216 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $23,163. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.37%
Five Years	+ 9.23%
Inception (5/1/13)	+ 6.77%
Service Class Shares
One Year	+ 13.08%
Five Years	+ 8.95%
Inception (5/1/13)	+ 6.50%
1. The Russell 2000®Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000®Index.
2.The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,331.30	0.25%	$1.47
Service Class Shares	1,000.00	1,329.60	0.50%	2.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.27
Service Class Shares	1,000.00	1,022.60	0.50%	2.54

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.93%
Investment Companies	95.93%
Equity Funds	95.93%
Unaffiliated Investment	3.91%
Investment Company	3.91%
Money Market Fund	3.91%
Total Investments	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%
LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.93%
INVESTMENT COMPANIES–95.93%
Equity Funds–95.93%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	9,886,687	$ 126,183,792
LVIP SSGA Small-Cap Index Fund	14,551,351	522,524,447
Total Affiliated Investments (Cost $476,195,528)		648,708,239
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–3.91%
INVESTMENT COMPANY–3.91%
Money Market Fund–3.91%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	26,469,171	$ 26,469,171
Total Unaffiliated Investment (Cost $26,469,171)		26,469,171

TOTAL INVESTMENTS–99.84% (Cost $502,664,699)	675,177,410
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	1,063,645
NET ASSETS APPLICABLE TO 46,756,090 SHARES OUTSTANDING–100.00%	$676,241,055

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
231	E-mini Russell 2000 Index	$22,808,940	$21,963,413	3/19/21	$ 845,527	$—
24	E-mini S&P MidCap 400 Index	5,528,400	5,372,229	3/19/21	156,171	—
Total Futures Contracts					$1,001,698	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$648,708,239
Unaffiliated investments, at value	26,469,171
Cash collateral held at broker for futures contracts	1,881,000
Receivable for securities sold	734,544
Variation margin due from broker on futures contracts	23,872
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	23,488
Receivable for fund shares sold	3,669
Prepaid expenses	2,081
Dividends and interest receivable	624
TOTAL ASSETS	677,846,688
LIABILITIES:
Payable for fund shares redeemed	1,134,211
Due to manager and affiliates	291,418
Due to custodian	146,578
Other accrued expenses payable	33,426
TOTAL LIABILITIES	1,605,633
TOTAL NET ASSETS	$676,241,055
Affiliated investments, at cost	$476,195,528
Unaffiliated investments, at cost	26,469,171
Standard Class:
Net Assets	$ 123,073
Shares Outstanding	8,500
Net Asset Value Per Share	$ 14.479
Service Class:
Net Assets	$676,117,982
Shares Outstanding	46,747,590
Net Asset Value Per Share	$ 14.463
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$543,177,052
Distributable earnings/(accumulated loss)	133,064,003
TOTAL NET ASSETS	$676,241,055
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,448,971
Dividends from unaffiliated investments	82,907
6,531,878
EXPENSES:
Distribution fees-Service Class	1,448,500
Management fees	1,332,850
Shareholder servicing fees	168,055
Accounting and administration expenses	109,578
Reports and statements to shareholders	68,036
Professional fees	34,104
Custodian fees	16,749
Trustees’ fees and expenses	14,118
Consulting fees	3,441
Pricing fees	259
Other	9,286
3,204,976
Less:
Management fees waived	(19,886)
Expenses reimbursed	(307,726)
Total operating expenses	2,877,364
NET INVESTMENT INCOME	3,654,514
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(12,373,624)
Distributions from affiliated investment companies	24,430,570
Futures contracts	(25,275,230)
Net realized loss	(13,218,284)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	100,854,791
Futures contracts	568,821
Net change in unrealized appreciation (depreciation)	101,423,612
NET REALIZED AND UNREALIZED GAIN	88,205,328
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 91,859,842
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,654,514	$ 3,380,511
Net realized loss	(13,218,284)	(10,324,502)
Net change in unrealized appreciation (depreciation)	101,423,612	79,279,225
Net increase in net assets resulting from operations	91,859,842	72,335,234
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,219)	(4,479)
Service Class	(10,851,156)	(23,132,993)
	(10,853,375)	(23,137,472)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,587	33,126
Service Class	78,294,036	107,836,111
Reinvestment of dividends and distributions:
Standard Class	2,219	4,479
Service Class	10,851,156	23,132,993
	89,173,998	131,006,709
Cost of shares redeemed:
Standard Class	(30,027)	(25,450)
Service Class	(98,928,911)	(45,050,992)
	(98,958,938)	(45,076,442)
Increase (decrease) in net assets derived from capital share transactions	(9,784,940)	85,930,267
NET INCREASE IN NET ASSETS	71,221,527	135,128,029
NET ASSETS:
Beginning of year	605,019,528	469,891,499
End of year	$676,241,055	$605,019,528
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 13.009	$ 11.865	$ 13.275	$ 11.780	$ 10.323
Income (loss) from investment operations:
Net investment income[3]	0.105	0.111	0.135	0.110	0.131
Net realized and unrealized gain (loss)	1.631	1.588	(1.348)	1.559	1.459
Total from investment operations	1.736	1.699	(1.213)	1.669	1.590
Less dividends and distributions from:
Net investment income	(0.266)	(0.103)	(0.197)	(0.174)	(0.133)
Net realized gain	—	(0.452)	—	—	—
Total dividends and distributions	(0.266)	(0.555)	(0.197)	(0.174)	(0.133)
Net asset value, end of period	$ 14.479	$ 13.009	$ 11.865	$ 13.275	$ 11.780
Total return[4]	13.37%	14.56%	(9.14%)	14.16%	15.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 123	$ 110	$ 88	$ 127	$ 160
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.30%	0.51%	0.97%	0.96%	0.97%
Ratio of net investment income to average net assets	0.88%	0.88%	0.98%	0.89%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	0.62%	0.26%	0.18%	0.52%
Portfolio turnover	22%	9%	3%	4%	22%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/20 [1]	12/31/19	12/31/18	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 13.000	$ 11.860	$ 13.270	$ 11.778	$ 10.324
Income (loss) from investment operations:
Net investment income[3]	0.075	0.079	0.100	0.079	0.106
Net realized and unrealized gain (loss)	1.622	1.587	(1.343)	1.556	1.454
Total from investment operations	1.697	1.666	(1.243)	1.635	1.560
Less dividends and distributions from:
Net investment income	(0.234)	(0.074)	(0.167)	(0.143)	(0.106)
Net realized gain	—	(0.452)	—	—	—
Total dividends and distributions	(0.234)	(0.526)	(0.167)	(0.143)	(0.106)
Net asset value, end of period	$ 14.463	$ 13.000	$ 11.860	$ 13.270	$ 11.778
Total return[4]	13.08%	14.28%	(9.36%)	13.87%	15.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$676,118	$604,909	$469,803	$401,354	$293,408
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.55%	0.76%	1.22%	1.21%	1.22%
Ratio of net investment income to average net assets	0.63%	0.63%	0.73%	0.64%	0.99%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.57%	0.37%	0.01%	(0.07%)	0.27%
Portfolio turnover	22%	9%	3%	4%	22%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. was responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by a unaffiliated advisers, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's
LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2020, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2020, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.25% the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2022	2023	Total
LIAC	$ 215,573	$ 307,726	$ 523,299
Effective May 1, 2020, Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed. Prior to May 1, 2020, SSGA Funds Management, Inc. was responsible for managing the Fund's volatility management overlay.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$35,339
Legal	6,252
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $57,975 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 23,488
Management fees payable to LIAC	130,109
Distribution fees payable to LFD	144,539
Shareholder servicing fees payable to Lincoln Life	16,770
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.93%@
Equity Funds-95.93%@
✧✧LVIP SSGA Mid-Cap Index Fund	$114,846,431	$ 27,814,980	$ 27,236,872	$ (4,041,300)	$ 14,800,553	$126,183,792	9,886,687	$1,770,504	$ 5,511,064
✧✧LVIP SSGA Small-Cap Index Fund	459,876,063	93,374,314	108,447,844	(8,332,324)	86,054,238	522,524,447	14,551,351	4,678,467	18,919,506
Total	$574,722,494	$121,189,294	$135,684,716	$(12,373,624)	$100,854,791	$648,708,239		$6,448,971	$24,430,570

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$121,189,295
Sales	135,684,716
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$527,486,953
Aggregate unrealized appreciation of investments and derivatives	$147,690,457
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$147,690,457
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$648,708,239	$—	$—	$648,708,239
Unaffiliated Investment Company	26,469,171	—	—	26,469,171
Total Investments	$675,177,410	$—	$—	$675,177,410
Derivatives:
Assets:
Futures Contracts	$ 1,001,698	$—	$—	$ 1,001,698
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle loss deferrals andmark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$10,853,375	$3,418,501
Long-term capital gains	—	19,718,971
Total	$10,853,375	$23,137,472
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 32,571,341
Undistributed long-term capital gains	65,397,181
Other temporary differences	(112,594,977)
Net unrealized appreciation	147,690,458
Distributable earnings/(accumulated loss)	$ 133,064,003
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2020, the Fund utilized $1,764,598 of capital loss carryforwards.
LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	2,403	2,665
Service Class	7,119,689	8,613,089
Shares reinvested:
Standard Class	155	359
Service Class	759,964	1,861,282
	7,882,211	10,477,395
Shares redeemed:
Standard Class	(2,532)	(1,991)
Service Class	(7,664,918)	(3,554,919)
	(7,667,450)	(3,556,910)
Net increase	214,761	6,920,485
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$1,001,698	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(25,275,230)	$568,821
Average Volume of Derivatives–The table below summarizes the average balance of monthly derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$14,288,881	$84,406,555
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve effective May 1, 2020 to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s and the prior subadviser’s performance.
LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP SSGA SMID Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Small Blend funds category and the Russell 2000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Small Blend funds category and the benchmark index. The Board considered that expenses and cash flows of the underlying index funds negatively impacted performance of the Equity Sleeve and that underperformance was largely due to detractors from the risk overlay. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP SSGA SMID Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP SSGA SMID Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP SSGA SMID Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA SMID Cap Managed Volatility Fund–23

LVIP T. Rowe Price Target Date Funds
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP T. Rowe Price Target Date Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Target Date Funds
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates, Inc.
The LVIP T. Rowe Price 2010 Fund returned 12.29% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the S&P Target Date 2010 Index1, returned 9.95%.
The LVIP T. Rowe Price 2020 Fund returned 13.27% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the S&P Target Date 2020 Index2, returned 10.24%.
The LVIP T. Rowe Price 2030 Fund returned 15.25% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the S&P Target Date 2030 Index3, returned 11.91%.
The LVIP T. Rowe Price 2040 Fund returned 16.62% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the S&P Target Date 2040 Index4, returned 13.37%.
The LVIP T. Rowe Price 2050 Fund returned 16.89% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the S&P Target Date 2050 Index5, returned 13.86%.
The LVIP T. Rowe Price 2060 Fund returned 34.06% (Standard Class shares with distributions reinvested) for the period May 1, 2020* to December 31, 2020, while its composite benchmark, the S&P Target Date 2060 Index6, returned 30.65%.
* Date of commencement of operations.
U.S. stocks rose for the one-year period, despite the coronavirus pandemic and related economic dislocations. In the first quarter of the year, equities declined sharply as the coronavirus spread quickly in the U.S., prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive fiscal and monetary stimulus efforts, as well as slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected economic recovery coupled with progress in the development of coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as President-elect Joe Biden defeated incumbent President Donald Trump in the November presidential election. Advances in the development and eventual distribution of approved coronavirus vaccines by year-end also propelled equities higher.
Developed European stocks were broadly positive. After the decline in the market at the beginning of the year, shares in Europe rebounded, as the region was supported by massive accommodative actions from both the European Central Bank and the European Union (EU). However, a renewed surge in coronavirus infections raised fears of a delayed economic recovery and prevented shares from recapturing all the losses suffered at the height of the first wave of the pandemic in
March. Political and economic risks receded late in the period as the UK exited the EU on December 31 after reaching a post-Brexit trade agreement.
Returns in developed Asian markets were broadly positive. Gains in the Japanese equities were driven by historic levels of fiscal and monetary stimulus in response to the coronavirus pandemic. The region has been resilient during the COVID-19 pandemic, as containment measures helped slow the spread of the virus and limited the duration of economic disruption. The economic recovery in China coupled with robust stimulus measures also provided a tailwind for regional economies.
Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term U.S. Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.
The Funds outperformed their respective S&P Target Date Indices for the one-year period ended December 31, 2020. Glide path construction was not a notable contributor, particularly in the shorter-dated Funds, as their higher equity exposure relative to industry peers was additive in a period of strong performance for stocks. Relative results were also bolstered by the Funds' U.S. equity profile, which is more broadly diversified across style and market capitalization compared with S&P Target Date Indices' core-only composition. The inclusion of long-term U.S. Treasuries, which led within the fixed income universe, had a positive impact on relative performance. Overall, security selection within the underlying allocations added value, most notably within the allocation to U.S. large-cap value stocks. Selection within the allocations to U.S. small-cap growth and international developed value equities also lifted returns. However, unfavorable selection within the U.S. mid- and large-cap growth and international developed growth equities detracted.
Portfolio Managers:
T. Rowe Price Associates, Inc.:	Jerome Clark Wyatt Lee Kimberly DeDominicis Andrew Jacobs van Merlen
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Target Date Funds–1

LVIP T. Rowe Price Target Date Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2010 Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2010 Fund shares on December 31, 2010. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,595 for the Standard Class shares and to $17,161 for the Service Class shares. For comparison, look at how the S&P Target Date 2010 Index did over the same period. The same $10,000 investment would have increased to $18,170 for S&P Target Date 2010 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 12.29%
Five Years	+ 7.34%
Ten Years	+ 5.81%
Service Class Shares
One Year	+ 12.02%
Five Years	+ 7.07%
Ten Years	+ 5.55%
LVIP T. Rowe Price 2020 Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2020 Fund shares on December 31, 2010. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,340 for the Standard Class shares and to $17,887 for the Service Class shares. For comparison, look at how the S&P Target Date 2020 Index did over the same period. The same $10,000 investment would have increased to $20,206 for S&P Target Date 2020 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 13.27%
Five Years	+ 8.28%
Ten Years	+ 6.25%
Service Class Shares
One Year	+ 12.99%
Five Years	+ 8.01%
Ten Years	+ 5.99%

LVIP T. Rowe Price Target Date Funds–2

LVIP T. Rowe Price Target Date Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2030 Fund shares on December 31, 2010. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,947 for the Standard Class shares and to $18,480 for the Service Class shares. For comparison, look at how the S&P Target Date 2030 Index did over the same period. The same $10,000 investment would have increased to $22,425 for S&P Target Date 2030 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 15.25%
Five Years	+ 8.89%
Ten Years	+ 6.60%
Service Class Shares
One Year	+ 14.97%
Five Years	+ 8.62%
Ten Years	+ 6.33%
LVIP T. Rowe Price 2040 Fund
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2040 Fund shares on December 31, 2010. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,418 for the Standard Class shares and to $18,939 for the Service Class shares. For comparison, look at how the S&P Target Date 2040 Index did over the same period. The same $10,000 investment would have increased to $24,248 for S&P Target Date 2040 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 16.62%
Five Years	+ 9.53%
Ten Years	+ 6.86%
Service Class Shares
One Year	+ 16.34%
Five Years	+ 9.25%
Ten Years	+ 6.59%

LVIP T. Rowe Price Target Date Funds–3

LVIP T. Rowe Price Target Date Funds
2020 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Growth of $10,000 invested 5/2/11 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2050 Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,329 for the Standard Class shares and to $17,882 for the Service Class shares. For comparison, look at how the S&P Target Date 2050 Index did over the same period. The same $10,000 investment would have increased to $23,202. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 16.89%
Five Years	+ 10.36%
Inception (5/2/11)	+ 6.47%
Service Class Shares
One Year	+ 16.61%
Five Years	+ 10.08%
Inception (5/2/11)	+ 6.20%
LVIP T. Rowe Price 2060 Fund
Growth of $10,000 invested 5/1/20 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2060 Fund shares on 5/1/20 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,406 for the Standard Class shares and to $13,383 for the Service Class shares. For comparison, look at how the S&P Target Date 2060 Index did from 5/1/20 through 12/31/20. The same $10,000 investment would have increased to $13,065. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/20
Standard Class Shares
Inception (5/1/20)	+ 34.06%
Service Class Shares
Inception (5/1/20)	+ 33.83%
1. The S&P Target Date 2010 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2010 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
2. The S&P Target Date 2020 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2020 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

LVIP T. Rowe Price Target Date Funds–4

LVIP T. Rowe Price Target Date Funds
2020 Annual Report Commentary (unaudited) (continued)
3. The S&P Target Date 2030 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2030 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
4. The S&P Target Date 2040 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2040 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
5. The S&P Target Date 2050 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2050 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
6. The S&P Target Date 2060 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2060 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
LVIP T. Rowe Price Target Date Funds–5

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP T. Rowe Price 2010 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,123.00	0.27%	$1.44
Service Class Shares	1,000.00	1,121.60	0.52%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.37
Service Class Shares	1,000.00	1,022.50	0.52%	2.64
LVIP T. Rowe Price 2020 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,148.30	0.24%	$1.30
Service Class Shares	1,000.00	1,146.90	0.49%	2.64
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.49

LVIP T. Rowe Price Target Date Funds–6

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,187.60	0.25%	$1.37
Service Class Shares	1,000.00	1,186.20	0.50%	2.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.27
Service Class Shares	1,000.00	1,022.60	0.50%	2.54
LVIP T. Rowe Price 2040 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,217.80	0.26%	$1.45
Service Class Shares	1,000.00	1,216.30	0.51%	2.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.26%	$1.32
Service Class Shares	1,000.00	1,022.60	0.51%	2.59
LVIP T. Rowe Price 2050 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,228.10	0.27%	$1.51
Service Class Shares	1,000.00	1,226.60	0.52%	2.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.37
Service Class Shares	1,000.00	1,022.50	0.52%	2.64
LVIP T. Rowe Price 2060 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,241.50	0.27%	$1.52
Service Class Shares	1,000.00	1,240.00	0.52%	2.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.37
Service Class Shares	1,000.00	1,022.50	0.52%	2.64

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP T. Rowe Price Target Date Funds–7

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP T. Rowe Price 2010 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	46.89%
Investment Companies	46.89%
Equity Funds	17.40%
Fixed Income Fund	23.23%
International Equity Fund	6.26%
Unaffiliated Investments	54.01%
Investment Companies	54.01%
Equity Funds	14.39%
Fixed Income Funds	22.80%
International Equity Funds	6.30%
International Fixed Income Funds	8.32%
Money Market Fund	2.20%
Total Investments	100.90%
Liabilities Net of Receivables and Other Assets	(0.90%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2020 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	49.51%
Investment Companies	49.51%
Equity Funds	21.63%
Fixed Income Fund	19.85%
International Equity Fund	8.03%
Unaffiliated Investments	51.52%
Investment Companies	51.52%
Equity Funds	17.82%
Fixed Income Funds	16.47%
International Equity Funds	8.03%
International Fixed Income Funds	6.87%
Money Market Fund	2.33%
Total Investments	101.03%
Liabilities Net of Receivables and Other Assets	(1.03%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2030 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.17%
Investment Companies	53.17%
Equity Funds	29.20%
Fixed Income Fund	13.21%
International Equity Fund	10.76%
Unaffiliated Investments	47.93%
Investment Companies	47.93%
Equity Funds	23.98%
Fixed Income Funds	6.84%
International Equity Funds	10.83%
International Fixed Income Funds	4.21%
Money Market Fund	2.07%
Total Investments	101.10%
Liabilities Net of Receivables and Other Assets	(1.10%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–8

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.82%
Investment Companies	53.82%
Equity Funds	35.12%
Fixed Income Fund	5.78%
International Equity Fund	12.92%
Unaffiliated Investments	47.05%
Investment Companies	47.05%
Equity Funds	28.66%
Fixed Income Funds	2.39%
International Equity Funds	12.78%
International Fixed Income Funds	1.80%
Money Market Fund	1.42%
Total Investments	100.87%
Liabilities Net of Receivables and Other Assets	(0.87%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2050 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.43%
Investment Companies	53.43%
Equity Funds	36.75%
Fixed Income Fund	3.01%
International Equity Fund	13.67%
Unaffiliated Investments	47.68%
Investment Companies	47.68%
Equity Funds	30.18%
Fixed Income Funds	1.32%
International Equity Funds	13.49%
International Fixed Income Funds	0.85%
Money Market Fund	1.84%
Total Investments	101.11%
Liabilities Net of Receivables and Other Assets	(1.11%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2060 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.53%
Investment Companies	54.53%
Equity Funds	38.90%
Fixed Income Fund	1.27%
International Equity Fund	14.36%
Unaffiliated Investments	46.63%
Investment Companies	46.63%
Equity Funds	33.73%
Fixed Income Fund	0.48%
International Equity Funds	12.04%
International Fixed Income Fund	0.14%
Money Market Fund	0.24%
Total Investments	101.16%
Liabilities Net of Receivables and Other Assets	(1.16%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–9

LVIP T. Rowe Price 2010 Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–46.89%
INVESTMENT COMPANIES–46.89%
Equity Funds–17.40%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	39,969	$ 510,133
LVIP SSGA S&P 500 Index Fund	162,781	3,920,902
LVIP SSGA Small-Cap Index Fund	12,804	459,767
		4,890,802
Fixed Income Fund–23.23%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	541,567	6,529,675
		6,529,675
International Equity Fund–6.26%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	169,483	1,758,213
		1,758,213
Total Affiliated Investments (Cost $8,173,903)		13,178,690
UNAFFILIATED INVESTMENTS–54.01%
INVESTMENT COMPANIES–54.01%
Equity Funds–14.39%
**T. Rowe Price Emerging Markets Value Stock Fund	10,108	147,771
**T. Rowe Price Growth Stock Fund	12,884	1,249,515
**T. Rowe Price Mid-Cap Growth Fund	2,360	267,085
**T. Rowe Price Mid-Cap Value Fund	9,026	266,905
**T. Rowe Price New Horizons Fund	2,888	238,370
**T. Rowe Price Real Assets Fund	22,608	278,986
**T. Rowe Price Small-Cap Value Fund	5,018	264,753
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	32,594	$ 1,331,797
		4,045,182
Fixed Income Funds–22.80%
**T. Rowe Price High Yield Fund	236,792	1,572,297
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	825,941	4,327,928
**T. Rowe Price U.S. Treasury Long-Term Fund	40,535	507,908
		6,408,133
International Equity Funds–6.30%
**T. Rowe Price Emerging Markets Stock Fund	10,446	573,165
**T. Rowe Price International Stock Fund	28,386	596,386
**T. Rowe Price International Value Equity Fund	42,549	601,651
		1,771,202
International Fixed Income Funds–8.32%
**T. Rowe Price Emerging Markets Bond Fund	104,183	1,206,435
**T. Rowe Price International Bond Fund	109,356	1,132,935
		2,339,370
Money Market Fund–2.20%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	617,298	617,298
		617,298
Total Unaffiliated Investments (Cost $13,808,493)		15,181,185

TOTAL INVESTMENTS–100.90% (Cost $21,982,396)	28,359,875
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.90%)	(252,540)
NET ASSETS APPLICABLE TO 2,685,207 SHARES OUTSTANDING–100.00%	$28,107,335

✧✧ Standard Class shares.
** Institutional Class shares.

LVIP T. Rowe Price Target Date Funds–10

LVIP T. Rowe Price 2010 Fund
Schedule of Investments (continued)
Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–11

LVIP T. Rowe Price 2020 Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–49.51%
INVESTMENT COMPANIES–49.51%
Equity Funds–21.63%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	222,446	$ 2,839,083
LVIP SSGA S&P 500 Index Fund	901,846	21,722,755
LVIP SSGA Small-Cap Index Fund	71,754	2,576,598
		27,138,436
Fixed Income Fund–19.85%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,064,997	24,897,671
		24,897,671
International Equity Fund–8.03%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	970,466	10,067,612
		10,067,612
Total Affiliated Investments (Cost $36,007,374)		62,103,719
UNAFFILIATED INVESTMENTS–51.52%
INVESTMENT COMPANIES–51.52%
Equity Funds–17.82%
**T. Rowe Price Emerging Markets Value Stock Fund	40,083	586,009
**T. Rowe Price Growth Stock Fund	72,376	7,019,042
**T. Rowe Price Mid-Cap Growth Fund	13,706	1,551,256
**T. Rowe Price Mid-Cap Value Fund	49,804	1,472,694
**T. Rowe Price New Horizons Fund	15,613	1,288,820
**T. Rowe Price Real Assets Fund	129,020	1,592,110
**T. Rowe Price Small-Cap Value Fund	26,081	1,376,020
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	182,700	$ 7,465,145
		22,351,096
Fixed Income Funds–16.47%
**T. Rowe Price High Yield Fund	887,454	5,892,695
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,376,241	12,451,504
**T. Rowe Price U.S. Treasury Long-Term Fund	184,986	2,317,876
		20,662,075
International Equity Funds–8.03%
**T. Rowe Price Emerging Markets Stock Fund	59,957	3,289,827
**T. Rowe Price International Stock Fund	160,096	3,363,625
**T. Rowe Price International Value Equity Fund	242,337	3,426,639
		10,080,091
International Fixed Income Funds–6.87%
**T. Rowe Price Emerging Markets Bond Fund	378,848	4,387,055
**T. Rowe Price International Bond Fund	408,662	4,233,742
		8,620,797
Money Market Fund–2.33%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	2,923,312	2,923,312
		2,923,312
Total Unaffiliated Investments (Cost $58,028,265)		64,637,371

TOTAL INVESTMENTS–101.03% (Cost $94,035,639)	126,741,090
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.03%)	(1,297,313)
NET ASSETS APPLICABLE TO 11,513,333 SHARES OUTSTANDING–100.00%	$125,443,777

✧✧ Standard Class shares.
** Institutional Class shares.

LVIP T. Rowe Price Target Date Funds–12

LVIP T. Rowe Price 2020 Fund
Schedule of Investments (continued)
Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–13

LVIP T. Rowe Price 2030 Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.17%
INVESTMENT COMPANIES–53.17%
Equity Funds–29.20%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	434,078	$ 5,540,138
LVIP SSGA S&P 500 Index Fund	1,730,308	41,677,923
LVIP SSGA Small-Cap Index Fund	141,710	5,088,661
		52,306,722
Fixed Income Fund–13.21%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	1,963,550	23,674,524
		23,674,524
International Equity Fund–10.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,858,100	19,275,928
		19,275,928
Total Affiliated Investments (Cost $51,518,655)		95,257,174
UNAFFILIATED INVESTMENTS–47.93%
INVESTMENT COMPANIES–47.93%
Equity Funds–23.98%
**T. Rowe Price Emerging Markets Value Stock Fund	80,333	1,174,462
**T. Rowe Price Growth Stock Fund	139,760	13,553,933
**T. Rowe Price Mid-Cap Growth Fund	26,114	2,955,567
**T. Rowe Price Mid-Cap Value Fund	94,390	2,791,109
**T. Rowe Price New Horizons Fund	29,981	2,474,896
**T. Rowe Price Real Assets Fund	250,735	3,094,065
**T. Rowe Price Small-Cap Value Fund	50,345	2,656,226
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	349,160	$ 14,266,684
		42,966,942
Fixed Income Funds–6.84%
**T. Rowe Price High Yield Fund	747,358	4,962,460
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	621,244	3,255,320
**T. Rowe Price U.S. Treasury Long-Term Fund	322,144	4,036,468
		12,254,248
International Equity Funds–10.83%
**T. Rowe Price Emerging Markets Stock Fund	114,864	6,302,591
**T. Rowe Price International Stock Fund	307,805	6,466,974
**T. Rowe Price International Value Equity Fund	468,863	6,629,725
		19,399,290
International Fixed Income Funds–4.21%
**T. Rowe Price Emerging Markets Bond Fund	307,100	3,556,224
**T. Rowe Price International Bond Fund	385,363	3,992,360
		7,548,584
Money Market Fund–2.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	3,714,482	3,714,482
		3,714,482
Total Unaffiliated Investments (Cost $75,870,883)		85,883,546

TOTAL INVESTMENTS–101.10% (Cost $127,389,538)	181,140,720
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.10%)	(1,977,769)
NET ASSETS APPLICABLE TO 14,959,699 SHARES OUTSTANDING–100.00%	$179,162,951

✧✧ Standard Class shares.
** Institutional Class shares.

LVIP T. Rowe Price Target Date Funds–14

LVIP T. Rowe Price 2030 Fund
Schedule of Investments (continued)
Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–15

LVIP T. Rowe Price 2040 Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.82%
INVESTMENT COMPANIES–53.82%
Equity Funds–35.12%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	408,423	$ 5,212,698
LVIP SSGA S&P 500 Index Fund	1,616,627	38,939,703
LVIP SSGA Small-Cap Index Fund	133,776	4,803,775
		48,956,176
Fixed Income Fund–5.78%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	668,631	8,061,679
		8,061,679
International Equity Fund–12.92%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,736,221	18,011,553
		18,011,553
Total Affiliated Investments (Cost $38,332,507)		75,029,408
UNAFFILIATED INVESTMENTS–47.05%
INVESTMENT COMPANIES–47.05%
Equity Funds–28.66%
**T. Rowe Price Emerging Markets Value Stock Fund	78,082	1,141,559
**T. Rowe Price Growth Stock Fund	129,298	12,539,320
**T. Rowe Price Mid-Cap Growth Fund	23,314	2,638,711
**T. Rowe Price Mid-Cap Value Fund	88,751	2,624,372
**T. Rowe Price New Horizons Fund	29,229	2,412,815
**T. Rowe Price Real Assets Fund	227,417	2,806,321
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	48,165	$ 2,541,187
**T. Rowe Price Value Fund	324,171	13,245,645
		39,949,930
Fixed Income Funds–2.39%
**T. Rowe Price High Yield Fund	238,332	1,582,523
**T. Rowe Price U.S. Treasury Long-Term Fund	139,564	1,748,735
		3,331,258
International Equity Funds–12.78%
**T. Rowe Price Emerging Markets Stock Fund	104,245	5,719,924
**T. Rowe Price International Stock Fund	286,789	6,025,434
**T. Rowe Price International Value Equity Fund	429,505	6,073,204
		17,818,562
International Fixed Income Funds–1.80%
**T. Rowe Price Emerging Markets Bond Fund	85,300	987,779
**T. Rowe Price International Bond Fund	146,962	1,522,523
		2,510,302
Money Market Fund–1.42%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	1,974,257	1,974,257
		1,974,257
Total Unaffiliated Investments (Cost $56,739,459)		65,584,309

TOTAL INVESTMENTS–100.87% (Cost $95,071,966)	140,613,717
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.87%)	(1,215,100)
NET ASSETS APPLICABLE TO 12,034,010 SHARES OUTSTANDING–100.00%	$139,398,617

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–16

LVIP T. Rowe Price 2050 Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.43%
INVESTMENT COMPANIES–53.43%
Equity Funds–36.75%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	213,557	$ 2,725,636
LVIP SSGA S&P 500 Index Fund	852,075	20,523,936
LVIP SSGA Small-Cap Index Fund	68,920	2,474,837
		25,724,409
Fixed Income Fund–3.01%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	175,023	2,110,251
		2,110,251
International Equity Fund–13.67%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	922,156	9,566,442
		9,566,442
Total Affiliated Investments (Cost $23,412,725)		37,401,102
UNAFFILIATED INVESTMENTS–47.68%
INVESTMENT COMPANIES–47.68%
Equity Funds–30.18%
**T. Rowe Price Emerging Markets Value Stock Fund	43,598	637,401
**T. Rowe Price Growth Stock Fund	68,419	6,635,242
**T. Rowe Price Mid-Cap Growth Fund	12,516	1,416,592
**T. Rowe Price Mid-Cap Value Fund	45,236	1,337,621
**T. Rowe Price New Horizons Fund	14,938	1,233,173
**T. Rowe Price Real Assets Fund	114,416	1,411,891
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	26,482	$ 1,397,190
**T. Rowe Price Value Fund	172,714	7,057,110
		21,126,220
Fixed Income Funds–1.32%
**T. Rowe Price High Yield Fund	50,680	336,517
**T. Rowe Price U.S. Treasury Long-Term Fund	47,016	589,108
		925,625
International Equity Funds–13.49%
**T. Rowe Price Emerging Markets Stock Fund	55,002	3,017,959
**T. Rowe Price International Stock Fund	153,051	3,215,598
**T. Rowe Price International Value Equity Fund	227,057	3,210,588
		9,444,145
International Fixed Income Funds–0.85%
**T. Rowe Price Emerging Markets Bond Fund	17,594	203,738
**T. Rowe Price International Bond Fund	37,783	391,430
		595,168
Money Market Fund–1.84%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	1,289,911	1,289,911
		1,289,911
Total Unaffiliated Investments (Cost $28,437,678)		33,381,069

TOTAL INVESTMENTS–101.11% (Cost $51,850,403)	70,782,171
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.11%)	(774,389)
NET ASSETS APPLICABLE TO 5,727,843 SHARES OUTSTANDING–100.00%	$70,007,782

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–17

LVIP T. Rowe Price 2060 Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.53%
INVESTMENT COMPANIES–54.53%
Equity Funds–38.90%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	3,340	$ 42,630
LVIP SSGA S&P 500 Index Fund	15,121	364,219
LVIP SSGA Small-Cap Index Fund	1,106	39,729
		446,578
Fixed Income Fund–1.27%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	1,211	14,607
		14,607
International Equity Fund–14.36%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	15,884	164,780
		164,780
Total Affiliated Investments (Cost $518,980)		625,965
UNAFFILIATED INVESTMENTS–46.63%
INVESTMENT COMPANIES–46.63%
Equity Funds–33.73%
**T. Rowe Price Emerging Markets Value Stock Fund	2,430	35,533
**T. Rowe Price Growth Stock Fund	1,205	116,904
**T. Rowe Price Mid-Cap Growth Fund	194	21,913
**T. Rowe Price Mid-Cap Value Fund	722	21,343
**T. Rowe Price New Horizons Fund	238	19,606
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Real Assets Fund	2,124	$ 26,212
**T. Rowe Price Small-Cap Value Fund	402	21,218
**T. Rowe Price Value Fund	3,047	124,490
		387,219
Fixed Income Fund–0.48%
**T. Rowe Price U.S. Treasury Long-Term Fund	437	5,476
		5,476
International Equity Funds–12.04%
**T. Rowe Price Emerging Markets Stock Fund	516	28,292
**T. Rowe Price International Stock Fund	2,597	54,562
**T. Rowe Price International Value Equity Fund	3,916	55,366
		138,220
International Fixed Income Fund–0.14%
**T. Rowe Price International Bond Fund	154	1,599
		1,599
Money Market Fund–0.24%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	2,791	2,791
		2,791
Total Unaffiliated Investments (Cost $431,694)		535,305

TOTAL INVESTMENTS–101.16% (Cost $950,674)	1,161,270
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.16%)	(13,290)
NET ASSETS APPLICABLE TO 87,487 SHARES OUTSTANDING–100.00%	$1,147,980

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–18

LVIP T. Rowe Price Target Date Funds
Statements of Assets and Liabilities
December 31, 2020
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
ASSETS:
Unaffiliated investments, at value	$15,181,185	$ 64,637,371	$ 85,883,546	$ 65,584,309	$33,381,069	$ 535,305
Affiliated investments, at value	13,178,690	62,103,719	95,257,174	75,029,408	37,401,102	625,965
Dividends and interest receivable	13,830	53,044	46,708	15,468	3,863	10
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	7,419	8,285	6,989	6,100	6,633	8,802
Receivable for fund shares sold	2,874	3,096	64,820	10,230	16,517	5,622
Prepaid expenses	90	410	580	446	230	3
TOTAL ASSETS	28,384,088	126,805,925	181,259,817	140,645,961	70,809,414	1,175,707
LIABILITIES:
Payable for fund shares redeemed	229,056	1,250,505	1,979,391	1,170,621	603,893	3
Other accrued expenses payable	26,107	26,448	26,607	26,429	26,187	25,939
Payable for securities purchased	15,013	57,452	50,610	16,717	154,153	1,010
Due to manager and affiliates	6,577	27,743	40,258	33,577	17,399	775
TOTAL LIABILITIES	276,753	1,362,148	2,096,866	1,247,344	801,632	27,727
TOTAL NET ASSETS	$28,107,335	$125,443,777	$179,162,951	$139,398,617	$70,007,782	$1,147,980
Unaffiliated investments, at cost	$13,808,493	$ 58,028,265	$ 75,870,883	$ 56,739,459	$28,437,678	$ 431,694
Affiliated investments, at cost	8,173,903	36,007,374	51,518,655	38,332,507	23,412,725	518,980
Standard Class:
Net Assets	$20,654,295	$104,187,296	$145,103,241	$102,012,093	$49,732,014	$ 870,675
Shares Outstanding	1,972,585	9,561,174	12,113,977	8,797,707	4,063,647	66,345
Net Asset Value Per Share	$ 10.471	$ 10.897	$ 11.978	$ 11.595	$ 12.238	$ 13.123
Service Class:
Net Assets	$ 7,453,040	$ 21,256,481	$ 34,059,710	$ 37,386,524	$20,275,768	$ 277,305
Shares Outstanding	712,622	1,952,159	2,845,722	3,236,303	1,664,196	21,142
Net Asset Value Per Share	$ 10.459	$ 10.889	$ 11.969	$ 11.552	$ 12.184	$ 13.116
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$23,242,571	$100,371,887	$135,372,513	$103,080,897	$53,584,482	$ 925,426
Distributable earnings/(accumulated loss)	4,864,764	25,071,890	43,790,438	36,317,720	16,423,300	222,554
TOTAL NET ASSETS	$28,107,335	$125,443,777	$179,162,951	$139,398,617	$70,007,782	$1,147,980
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–19

LVIP T. Rowe Price Target Date Funds
Statements of Operations
Year Ended December 31, 2020
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund 5/1/20* to 12/31/20
INVESTMENT INCOME:
Dividends from affiliated investments	$ 235,363	$ 1,117,848	$ 1,649,620	$ 1,237,532	$ 635,074	$ 10,817
Dividends from unaffiliated investments	220,382	829,858	930,599	580,093	270,031	4,111
	455,745	1,947,706	2,580,219	1,817,625	905,105	14,928
EXPENSES:
Management fees	51,537	217,885	304,231	232,722	116,017	1,055
Accounting and administration expenses	49,818	56,283	59,559	56,762	52,233	30,054
Professional fees	26,252	28,373	29,530	29,423	26,491	28,676
Distribution fees-Service Class	17,739	48,617	75,004	80,677	42,199	325
Shareholder servicing fees	7,866	33,256	46,435	35,521	17,708	161
Reports and statements to shareholders	2,760	5,946	9,420	10,475	9,171	8,017
Consulting fees	2,591	2,714	2,762	2,716	2,639	10
Custodian fees	1,681	2,822	2,689	1,667	1,310	664
Trustees’ fees and expenses	681	2,840	3,927	2,986	1,475	11
Pricing fees	645	645	645	596	597	315
Other	2,939	5,790	6,125	5,338	3,296	2,094
	164,509	405,171	540,327	458,883	273,136	71,382
Less:
Expenses reimbursed	(73,533)	(81,330)	(65,019)	(59,745)	(66,070)	(69,558)
Total operating expenses	90,976	323,841	475,308	399,138	207,066	1,824
NET INVESTMENT INCOME	364,769	1,623,865	2,104,911	1,418,487	698,039	13,104
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	549,247	1,948,313	(24,242)	(151,128)	(31,844)	1,054
Sale of unaffiliated investments	(3,574)	(99,906)	421,272	436,931	185,475	986
Distributions from affiliated investment companies	89,834	503,928	968,230	885,501	482,968	7,459
Distributions from unaffiliated investment companies	232,934	1,201,584	1,930,621	1,546,749	789,662	12,967
Net realized gain	868,441	3,553,919	3,295,881	2,718,053	1,426,261	22,466
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	531,778	3,119,290	8,883,536	8,054,692	4,442,006	106,985
Unaffiliated investments	1,209,326	5,999,400	9,374,922	8,208,371	4,488,660	103,611
Net change in unrealized appreciation (depreciation)	1,741,104	9,118,690	18,258,458	16,263,063	8,930,666	210,596
NET REALIZED AND UNREALIZED GAIN	2,609,545	12,672,609	21,554,339	18,981,116	10,356,927	233,062
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,974,314	$14,296,474	$23,659,250	$20,399,603	$11,054,966	$246,166

LVIP T. Rowe Price Target Date Funds–20

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–21

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 364,769	$ 550,542	$ 1,623,865	$ 2,234,729	$ 2,104,911	$ 2,697,940
Net realized gain	868,441	711,393	3,553,919	3,093,009	3,295,881	3,513,355
Net change in unrealized appreciation (depreciation)	1,741,104	3,098,431	9,118,690	15,115,406	18,258,458	24,252,597
Net increase in net assets resulting from operations	2,974,314	4,360,366	14,296,474	20,443,144	23,659,250	30,463,892
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(827,125)	(4,515,410)	(4,327,747)	(19,607,340)	(5,199,645)	(20,655,990)
Service Class	(279,236)	(1,525,725)	(832,851)	(4,002,024)	(1,130,541)	(4,541,972)
	(1,106,361)	(6,041,135)	(5,160,598)	(23,609,364)	(6,330,186)	(25,197,962)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,589,935	5,955,109	34,856,621	36,529,790	33,877,855	39,098,649
Service Class	810,273	2,594,926	1,625,123	1,345,568	2,516,401	2,769,474
Reinvestment of dividends and distributions:
Standard Class	827,125	4,515,410	4,327,747	19,607,340	5,199,645	20,655,990
Service Class	279,236	1,525,725	832,851	4,002,024	1,130,541	4,541,972
	6,506,569	14,591,170	41,642,342	61,484,722	42,724,442	67,066,085
Cost of shares redeemed:
Standard Class	(7,484,874)	(8,906,348)	(41,672,275)	(45,217,593)	(41,101,144)	(43,686,305)
Service Class	(1,836,933)	(3,145,102)	(3,129,243)	(4,613,177)	(3,285,293)	(4,090,634)
	(9,321,807)	(12,051,450)	(44,801,518)	(49,830,770)	(44,386,437)	(47,776,939)
Increase (decrease) in net assets derived from capital share transactions	(2,815,238)	2,539,720	(3,159,176)	11,653,952	(1,661,995)	19,289,146
NET INCREASE (DECREASE) IN NET ASSETS	(947,285)	858,951	5,976,700	8,487,732	15,667,069	24,555,076
NET ASSETS:
Beginning of year	29,054,620	28,195,669	119,467,077	110,979,345	163,495,882	138,940,806
End of year	$28,107,335	$ 29,054,620	$125,443,777	$119,467,077	$179,162,951	$163,495,882
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–22

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund
	Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,418,487	$ 1,818,900	$ 698,039	$ 830,320
Net realized gain	2,718,053	2,403,136	1,426,261	1,187,733
Net change in unrealized appreciation (depreciation)	16,263,063	20,364,300	8,930,666	9,275,366
Net increase in net assets resulting from operations	20,399,603	24,586,336	11,054,966	11,293,419
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,328,605)	(14,440,784)	(1,661,204)	(4,369,688)
Service Class	(1,136,012)	(4,864,667)	(611,438)	(1,668,817)
	(4,464,617)	(19,305,451)	(2,272,642)	(6,038,505)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,199,029	18,719,705	9,993,940	10,889,670
Service Class	2,846,795	4,308,504	2,002,986	2,344,958
Reinvestment of dividends and distributions:
Standard Class	3,328,605	14,440,784	1,661,204	4,369,688
Service Class	1,136,012	4,864,667	611,438	1,668,817
	21,510,441	42,333,660	14,269,568	19,273,133
Cost of shares redeemed:
Standard Class	(19,490,362)	(21,302,364)	(10,379,226)	(8,777,198)
Service Class	(2,718,409)	(4,310,949)	(1,359,254)	(739,523)
	(22,208,771)	(25,613,313)	(11,738,480)	(9,516,721)
Increase (decrease) in net assets derived from capital share transactions	(698,330)	16,720,347	2,531,088	9,756,412
NET INCREASE (DECREASE) IN NET ASSETS	15,236,656	22,001,232	11,313,412	15,011,326
NET ASSETS:
Beginning of year	124,161,961	102,160,729	58,694,370	43,683,044
End of year	$139,398,617	$124,161,961	$ 70,007,782	$58,694,370
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–23

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
LVIP T. Rowe Price 2060 Fund
5/1/20* to
12/31/20
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 13,104
Net realized gain	22,466
Net change in unrealized appreciation (depreciation)	210,596
Net increase in net assets resulting from operations	246,166
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(18,117)
Service Class	(5,495)
(23,612)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	846,921
Service Class	222,637
Reinvestment of dividends and distributions:
Standard Class	18,117
Service Class	5,495
1,093,170
Cost of shares redeemed:
Standard Class	(165,179)
Service Class	(2,565)
(167,744)
Increase (decrease) in net assets derived from capital share transactions	925,426
NET INCREASE (DECREASE) IN NET ASSETS	1,147,980
NET ASSETS:
Beginning of year	—
End of year	$1,147,980

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–24

LVIP T. Rowe Price 2010 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 9.719	$ 10.438	$ 11.902	$ 11.191	$ 11.379
Income (loss) from investment operations:
Net investment income[3]	0.138	0.202	0.189	0.202	0.197
Net realized and unrealized gain (loss)	1.041	1.372	(0.656)	0.873	0.306
Total from investment operations	1.179	1.574	(0.467)	1.075	0.503
Less dividends and distributions from:
Net investment income	(0.218)	(0.295)	(0.240)	(0.224)	(0.224)
Net realized gain	(0.209)	(1.998)	(0.757)	(0.140)	(0.467)
Total dividends and distributions	(0.427)	(2.293)	(0.997)	(0.364)	(0.691)
Net asset value, end of period	$ 10.471	$ 9.719	$ 10.438	$ 11.902	$ 11.191
Total return[4]	12.29%	15.73%	(4.22%)	9.64%	4.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,654	$ 21,367	$ 21,055	$27,961	$31,758
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.27%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.54%	0.49%	0.50%	0.47%	0.43%
Ratio of net investment income to average net assets	1.41%	1.88%	1.63%	1.72%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.66%	1.40%	1.55%	1.58%
Portfolio turnover	23%	22%	74%	29%	47%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–25

LVIP T. Rowe Price 2010 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 9.709	$ 10.433	$ 11.895	$ 11.186	$ 11.375
Income (loss) from investment operations:
Net investment income[3]	0.113	0.175	0.160	0.172	0.168
Net realized and unrealized gain (loss)	1.039	1.368	(0.654)	0.872	0.305
Total from investment operations	1.152	1.543	(0.494)	1.044	0.473
Less dividends and distributions from:
Net investment income	(0.193)	(0.269)	(0.211)	(0.195)	(0.195)
Net realized gain	(0.209)	(1.998)	(0.757)	(0.140)	(0.467)
Total dividends and distributions	(0.402)	(2.267)	(0.968)	(0.335)	(0.662)
Net asset value, end of period	$ 10.459	$ 9.709	$ 10.433	$ 11.895	$ 11.186
Total return[4]	12.02%	15.43%	(4.46%)	9.36%	4.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 7,453	$ 7,688	$ 7,141	$ 7,849	$ 7,001
Ratio of expenses to average net assets[5]	0.52%	0.52%	0.52%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.79%	0.74%	0.75%	0.72%	0.68%
Ratio of net investment income to average net assets	1.16%	1.63%	1.38%	1.47%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.89%	1.41%	1.15%	1.30%	1.33%
Portfolio turnover	23%	22%	74%	29%	47%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–26

LVIP T. Rowe Price 2020 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.050	$ 10.458	$ 11.910	$ 11.206	$ 11.222
Income (loss) from investment operations:
Net investment income[3]	0.146	0.210	0.202	0.207	0.214
Net realized and unrealized gain (loss)	1.165	1.681	(0.826)	1.129	0.283
Total from investment operations	1.311	1.891	(0.624)	1.336	0.497
Less dividends and distributions from:
Net investment income	(0.246)	(0.293)	(0.218)	(0.231)	(0.231)
Net realized gain	(0.218)	(2.006)	(0.610)	(0.401)	(0.282)
Total dividends and distributions	(0.464)	(2.299)	(0.828)	(0.632)	(0.513)
Net asset value, end of period	$ 10.897	$ 10.050	$ 10.458	$ 11.910	$ 11.206
Total return[4]	13.27%	18.93%	(5.58%)	12.03%	4.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$104,187	$ 99,074	$ 90,847	$105,395	$111,809
Ratio of expenses to average net assets[5]	0.24%	0.24%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.32%	0.36%	0.34%	0.32%
Ratio of net investment income to average net assets	1.46%	1.92%	1.72%	1.76%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.84%	1.61%	1.72%	1.87%
Portfolio turnover	24%	16%	71%	24%	28%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–27

LVIP T. Rowe Price 2020 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.045	$ 10.456	$ 11.906	$ 11.204	$ 11.220
Income (loss) from investment operations:
Net investment income[3]	0.121	0.182	0.172	0.178	0.186
Net realized and unrealized gain (loss)	1.162	1.680	(0.824)	1.126	0.283
Total from investment operations	1.283	1.862	(0.652)	1.304	0.469
Less dividends and distributions from:
Net investment income	(0.221)	(0.267)	(0.188)	(0.201)	(0.203)
Net realized gain	(0.218)	(2.006)	(0.610)	(0.401)	(0.282)
Total dividends and distributions	(0.439)	(2.273)	(0.798)	(0.602)	(0.485)
Net asset value, end of period	$ 10.889	$ 10.045	$ 10.456	$ 11.906	$ 11.204
Total return[4]	12.99%	18.64%	(5.82%)	11.75%	4.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,256	$ 20,393	$ 20,132	$ 24,795	$23,799
Ratio of expenses to average net assets[5]	0.49%	0.49%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.56%	0.57%	0.61%	0.59%	0.57%
Ratio of net investment income to average net assets	1.21%	1.67%	1.47%	1.51%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.59%	1.36%	1.47%	1.62%
Portfolio turnover	24%	16%	71%	24%	28%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–28

LVIP T. Rowe Price 2030 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.788	$ 10.447	$ 11.841	$ 10.851	$ 10.930
Income (loss) from investment operations:
Net investment income[3]	0.145	0.200	0.189	0.204	0.200
Net realized and unrealized gain (loss)	1.477	2.026	(1.062)	1.250	0.205
Total from investment operations	1.622	2.226	(0.873)	1.454	0.405
Less dividends and distributions from:
Net investment income	(0.241)	(0.263)	(0.204)	(0.231)	(0.218)
Net realized gain	(0.191)	(1.622)	(0.317)	(0.233)	(0.266)
Total dividends and distributions	(0.432)	(1.885)	(0.521)	(0.464)	(0.484)
Net asset value, end of period	$ 11.978	$ 10.788	$ 10.447	$ 11.841	$ 10.851
Total return[4]	15.25%	22.15%	(7.59%)	13.47%	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,103	$133,104	$112,819	$131,624	$131,282
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.29%	0.30%	0.35%	0.33%	0.32%
Ratio of net investment income to average net assets	1.36%	1.78%	1.63%	1.77%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.32%	1.73%	1.53%	1.74%	1.81%
Portfolio turnover	22%	12%	67%	20%	31%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–29

LVIP T. Rowe Price 2030 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.783	$ 10.447	$ 11.838	$ 10.849	$ 10.930
Income (loss) from investment operations:
Net investment income[3]	0.119	0.172	0.160	0.175	0.173
Net realized and unrealized gain (loss)	1.472	2.023	(1.059)	1.249	0.202
Total from investment operations	1.591	2.195	(0.899)	1.424	0.375
Less dividends and distributions from:
Net investment income	(0.214)	(0.237)	(0.175)	(0.202)	(0.190)
Net realized gain	(0.191)	(1.622)	(0.317)	(0.233)	(0.266)
Total dividends and distributions	(0.405)	(1.859)	(0.492)	(0.435)	(0.456)
Net asset value, end of period	$ 11.969	$ 10.783	$ 10.447	$ 11.838	$ 10.849
Total return[4]	14.97%	21.84%	(7.82%)	13.19%	3.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 34,060	$ 30,392	$ 26,121	$ 29,277	$24,338
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.54%	0.55%	0.60%	0.58%	0.57%
Ratio of net investment income to average net assets	1.11%	1.53%	1.38%	1.52%	1.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	1.48%	1.28%	1.49%	1.56%
Portfolio turnover	22%	12%	67%	20%	31%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–30

LVIP T. Rowe Price 2040 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.290	$ 9.851	$ 11.399	$ 10.337	$ 10.346
Income (loss) from investment operations:
Net investment income[3]	0.124	0.176	0.167	0.200	0.185
Net realized and unrealized gain (loss)	1.562	2.131	(1.122)	1.304	0.207
Total from investment operations	1.686	2.307	(0.955)	1.504	0.392
Less dividends and distributions from:
Net investment income	(0.217)	(0.227)	(0.179)	(0.225)	(0.198)
Net realized gain	(0.164)	(1.641)	(0.414)	(0.217)	(0.203)
Total dividends and distributions	(0.381)	(1.868)	(0.593)	(0.442)	(0.401)
Net asset value, end of period	$ 11.595	$ 10.290	$ 9.851	$ 11.399	$ 10.337
Total return[4]	16.62%	24.44%	(8.72%)	14.63%	3.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,012	$ 92,296	$ 76,482	$ 87,523	$86,980
Ratio of expenses to average net assets[5]	0.26%	0.26%	0.26%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.31%	0.32%	0.37%	0.36%	0.34%
Ratio of net investment income to average net assets	1.22%	1.65%	1.50%	1.81%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.17%	1.59%	1.39%	1.75%	1.74%
Portfolio turnover	14%	10%	65%	27%	27%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–31

LVIP T. Rowe Price 2040 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.256	$ 9.828	$ 11.372	$ 10.315	$ 10.325
Income (loss) from investment operations:
Net investment income[3]	0.098	0.149	0.139	0.172	0.158
Net realized and unrealized gain (loss)	1.553	2.123	(1.117)	1.300	0.207
Total from investment operations	1.651	2.272	(0.978)	1.472	0.365
Less dividends and distributions from:
Net investment income	(0.191)	(0.203)	(0.152)	(0.198)	(0.172)
Net realized gain	(0.164)	(1.641)	(0.414)	(0.217)	(0.203)
Total dividends and distributions	(0.355)	(1.844)	(0.566)	(0.415)	(0.375)
Net asset value, end of period	$ 11.552	$ 10.256	$ 9.828	$ 11.372	$ 10.315
Total return[4]	16.34%	24.13%	(8.95%)	14.34%	3.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 37,387	$ 31,866	$ 25,678	$ 28,249	$23,376
Ratio of expenses to average net assets[5]	0.51%	0.51%	0.51%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.56%	0.57%	0.62%	0.61%	0.59%
Ratio of net investment income to average net assets	0.97%	1.40%	1.25%	1.56%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.92%	1.34%	1.14%	1.50%	1.49%
Portfolio turnover	14%	10%	65%	27%	27%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–32

LVIP T. Rowe Price 2050 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.838	$ 9.705	$ 10.912	$ 9.514	$ 9.345
Income (loss) from investment operations:
Net investment income[3]	0.129	0.179	0.168	0.187	0.189
Net realized and unrealized gain (loss)	1.674	2.196	(1.093)	1.440	0.222
Total from investment operations	1.803	2.375	(0.925)	1.627	0.411
Less dividends and distributions from:
Net investment income	(0.223)	(0.218)	(0.186)	(0.213)	(0.182)
Net realized gain	(0.180)	(1.024)	(0.096)	(0.016)	(0.060)
Total dividends and distributions	(0.403)	(1.242)	(0.282)	(0.229)	(0.242)
Net asset value, end of period	$ 12.238	$ 10.838	$ 9.705	$ 10.912	$ 9.514
Total return[4]	16.89%	25.15%	(8.47%)	17.11%	4.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 49,732	$ 42,023	$ 31,731	$ 33,407	$28,659
Ratio of expenses to average net assets[5]	0.27%	0.27%	0.27%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.38%	0.40%	0.46%	0.47%	0.50%
Ratio of net investment income to average net assets	1.21%	1.66%	1.54%	1.80%	2.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.10%	1.53%	1.35%	1.63%	1.81%
Portfolio turnover	19%	6%	62%	34%	23%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–33

LVIP T. Rowe Price 2050 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18 [1]	12/31/17	12/31/16 [2]
Net asset value, beginning of period	$ 10.796	$ 9.681	$ 10.884	$ 9.491	$ 9.324
Income (loss) from investment operations:
Net investment income[3]	0.102	0.152	0.140	0.161	0.165
Net realized and unrealized gain (loss)	1.663	2.181	(1.086)	1.435	0.221
Total from investment operations	1.765	2.333	(0.946)	1.596	0.386
Less dividends and distributions from:
Net investment income	(0.197)	(0.194)	(0.161)	(0.187)	(0.159)
Net realized gain	(0.180)	(1.024)	(0.096)	(0.016)	(0.060)
Total dividends and distributions	(0.377)	(1.218)	(0.257)	(0.203)	(0.219)
Net asset value, end of period	$ 12.184	$ 10.796	$ 9.681	$ 10.884	$ 9.491
Total return[4]	16.61%	24.77%	(8.70%)	16.82%	4.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,276	$ 16,671	$ 11,952	$ 11,498	$ 7,708
Ratio of expenses to average net assets[5]	0.52%	0.52%	0.52%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.63%	0.65%	0.71%	0.72%	0.75%
Ratio of net investment income to average net assets	0.96%	1.41%	1.29%	1.55%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.85%	1.28%	1.10%	1.38%	1.56%
Portfolio turnover	19%	6%	62%	34%	23%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–34

LVIP T. Rowe Price 2060 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund
	Standard Class 5/1/20[1] to 12/31/20	Service Class 5/1/20[1] to 12/31/20

Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.190	0.169
Net realized and unrealized gain	3.215	3.213
Total from investment operations	3.405	3.382
Less dividends and distributions from:
Net investment income	(0.236)	(0.220)
Net realized gain	(0.046)	(0.046)
Total dividends and distributions	(0.282)	(0.266)
Net asset value, end of period	$ 13.123	$ 13.116
Total return[3]	34.06%	33.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 871	$ 277
Ratio of expenses to average net assets[4]	0.27%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	12.80%	13.05%
Ratio of net investment income to average net assets	2.42%	2.17%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(10.11%)	(10.36%)
Portfolio turnover	22%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–35

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment companies, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Funds are T. Rowe Price target date funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.
Each Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP T. Rowe Price Target Date Funds–36

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.19% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly.
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Standard Class	0.27%	0.24%	0.25%	0.26%	0.27%	0.27%
Service Class	0.52%	0.49%	0.50%	0.51%	0.52%	0.52%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2020, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2022	2023	Total
LVIP T. Rowe Price 2010 Fund	$46,377	$73,533	$ 119,910
LVIP T. Rowe Price 2020 Fund	$49,172	$81,330	$ 130,502
LVIP T. Rowe Price 2030 Fund	$37,536	$65,019	$ 102,555
LVIP T. Rowe Price 2040 Fund	$38,458	$59,745	$ 98,203
LVIP T. Rowe Price 2050 Fund	$43,954	$66,070	$ 110,024
LVIP T. Rowe Price 2060 Fund	$ —	$69,558	$ 69,558
T. Rowe Price Associates, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Funds, pays T. Rowe Price Associates, Inc. a fee based on each Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Administrative	$1,687	$7,076	$9,810	$7,479	$3,703	$28
Legal	299	1,252	1,736	1,323	655	5
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP T. Rowe Price Target Date Funds–37

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2020, these fees were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Printing and mailing	$1,332	$3,725	$6,787	$8,188	$7,427	$502
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Expense reimbursement receivable due from LIAC	$7,419	$ 8,285	$ 6,989	$ 6,100	$ 6,633	$8,802
Management fees payable to LIAC	4,375	20,168	28,756	22,330	11,435	188
Distribution fees payable to LFD	1,534	4,437	7,113	7,836	4,218	57
Printing and mailing fees payable to Lincoln Life	—	60	—	3	—	501
Shareholder servicing fees payable to Lincoln Life	668	3,078	4,389	3,408	1,746	29
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2020, Lincoln Life directly owned 58.36% of LVIP T. Rowe Price 2060 Fund.
LVIP T. Rowe Price Target Date Funds–38

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2020, were as follows:
LVIP T. Rowe Price 2010 Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-46.89%@
Equity Funds-17.40%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 527,838	$ 155,947	$ 230,000	$ (35,203)	$ 91,551	$ 510,133	39,969	$ 7,364	$23,583
✧✧LVIP SSGA S&P 500 Index Fund	3,657,966	1,261,049	1,520,000	374,864	147,023	3,920,902	162,781	53,252	47,797
✧✧LVIP SSGA Small-Cap Index Fund	503,773	127,808	250,000	14,902	63,284	459,767	12,804	4,354	18,454
Fixed Income Fund-23.23%@
✧✧LVIP SSGA Bond Index Fund	7,273,203	1,262,236	2,345,000	127,271	211,965	6,529,675	541,567	131,236	—
International Equity Fund-6.26%@
✧✧LVIP SSGA International Index Fund	1,838,688	544,157	710,000	67,413	17,955	1,758,213	169,483	39,157	—
Total	$13,801,468	$3,351,197	$5,055,000	$549,247	$531,778	$13,178,690		$235,363	$89,834

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2020 Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-49.51%@
Equity Funds-21.63%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 3,064,420	$ 802,589	$ 1,297,000	$ (297,854)	$ 566,928	$ 2,839,083	222,446	$ 41,140	$131,449
✧✧LVIP SSGA S&P 500 Index Fund	21,058,112	4,412,316	6,595,000	1,582,309	1,265,018	21,722,755	901,846	311,097	271,220
✧✧LVIP SSGA Small-Cap Index Fund	2,929,339	575,702	1,307,000	46,442	332,115	2,576,598	71,754	24,443	101,259
Fixed Income Fund-19.85%@
✧✧LVIP SSGA Bond Index Fund	25,439,352	6,906,186	8,540,000	344,602	747,531	24,897,671	2,064,997	517,086	—
International Equity Fund-8.03%@
✧✧LVIP SSGA International Index Fund	10,588,018	1,899,082	2,900,000	272,814	207,698	10,067,612	970,466	224,082	—
Total	$63,079,241	$14,595,875	$20,639,000	$1,948,313	$3,119,290	$62,103,719		$1,117,848	$503,928

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–39

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2030 Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.17%@
Equity Funds-29.20%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 5,359,884	$ 1,291,819	$ 1,630,000	$(349,685)	$ 868,120	$ 5,540,138	434,078	$ 78,558	$248,261
✧✧LVIP SSGA S&P 500 Index Fund	36,970,136	6,870,903	7,685,000	334,067	5,187,817	41,677,923	1,730,308	593,090	522,813
✧✧LVIP SSGA Small-Cap Index Fund	5,146,710	1,292,592	2,180,000	(221,235)	1,050,594	5,088,661	141,710	45,436	197,156
Fixed Income Fund-13.21%@
✧✧LVIP SSGA Bond Index Fund	23,276,653	8,176,722	8,770,000	335,625	655,524	23,674,524	1,963,550	499,722	—
International Equity Fund-10.76%@
✧✧LVIP SSGA International Index Fund	18,779,647	3,182,814	3,685,000	(123,014)	1,121,481	19,275,928	1,858,100	432,814	—
Total	$89,533,030	$20,814,850	$23,950,000	$ (24,242)	$8,883,536	$95,257,174		$1,649,620	$968,230

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2040 Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.82%@
Equity Funds-35.12%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 4,602,778	$ 999,651	$ 925,000	$(193,808)	$ 729,077	$ 5,212,698	408,423	$ 71,746	$222,905
✧✧LVIP SSGA S&P 500 Index Fund	32,341,370	3,710,723	2,225,000	60,110	5,052,500	38,939,703	1,616,627	553,417	482,306
✧✧LVIP SSGA Small-Cap Index Fund	4,448,523	967,837	1,395,000	(131,126)	913,541	4,803,775	133,776	42,547	180,290
Fixed Income Fund-5.78%@
✧✧LVIP SSGA Bond Index Fund	10,484,818	2,207,231	5,050,000	197,245	222,385	8,061,679	668,631	167,230	—
International Equity Fund-12.92%@
✧✧LVIP SSGA International Index Fund	16,550,223	1,777,591	1,369,901	(83,549)	1,137,189	18,011,553	1,736,221	402,592	—
Total	$68,427,712	$9,663,033	$10,964,901	$(151,128)	$8,054,692	$75,029,408		$1,237,532	$885,501

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–40

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2050 Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.43%@
Equity Funds-36.75%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 2,330,534	$ 652,681	$ 570,000	$(60,267)	$ 372,688	$ 2,725,636	213,557	$ 40,417	$122,263
✧✧LVIP SSGA S&P 500 Index Fund	16,193,005	3,616,989	2,135,000	31,738	2,817,204	20,523,936	852,075	304,513	262,476
✧✧LVIP SSGA Small-Cap Index Fund	2,171,217	632,950	790,000	(31,223)	491,893	2,474,837	68,920	24,722	98,229
Fixed Income Fund-3.01%@
✧✧LVIP SSGA Bond Index Fund	3,374,494	684,743	2,080,000	68,623	62,391	2,110,251	175,023	46,743	—
International Equity Fund-13.67%@
✧✧LVIP SSGA International Index Fund	8,135,648	1,728,679	955,000	(40,715)	697,830	9,566,442	922,156	218,679	—
Total	$32,204,898	$7,316,042	$6,530,000	$(31,844)	$4,442,006	$37,401,102		$635,074	$482,968

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2060 Fund
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.53%@
Equity Funds-38.90%@
✧✧LVIP SSGA Mid-Cap Index Fund	$—	$ 41,621	$ 8,000	$ 99	$ 8,910	$ 42,630	3,340	$ 630	$1,691
✧✧LVIP SSGA S&P 500 Index Fund	—	367,107	61,500	98	58,514	364,219	15,121	5,619	4,388
✧✧LVIP SSGA Small-Cap Index Fund	—	36,125	8,000	654	10,950	39,729	1,106	395	1,380
Fixed Income Fund-1.27%@
✧✧LVIP SSGA Bond Index Fund	—	15,267	500	(13)	(147)	14,607	1,211	317	—
International Equity Fund-14.36%@
✧✧LVIP SSGA International Index Fund	—	162,756	26,950	216	28,758	164,780	15,884	3,856	—
Total	$—	$622,876	$104,950	$1,054	$106,985	$625,965		$10,817	$7,459

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–41

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Purchases	$6,162,735	$27,781,470	$35,499,514	$17,524,306	$12,164,644	$1,127,264
Sales	9,935,000	39,154,000	43,280,000	21,494,900	11,377,000	181,420
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Cost of investments	$22,235,726	$95,169,525	$128,783,817	$96,109,773	$52,380,530	$951,453
Aggregate unrealized appreciation of investments	$ 6,157,223	$31,653,044	$ 52,747,010	$44,673,321	$18,443,780	$210,976
Aggregate unrealized depreciation of investments	(33,074)	(81,479)	(390,108)	(169,377)	(42,139)	(1,159)
Net unrealized appreciation of investments	$ 6,124,149	$31,571,565	$ 52,356,902	$44,503,944	$18,401,641	$209,817
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2020:
Level 1	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Investments:
Assets:
Affiliated Investment Companies	$13,178,690	$ 62,103,719	$ 95,257,174	$ 75,029,408	$37,401,102	$ 625,965
LVIP T. Rowe Price Target Date Funds–42

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Unaffiliated Investment Companies	$15,181,185	$ 64,637,371	$ 85,883,546	$ 65,584,309	$33,381,069	$ 535,305
Total Investments	$28,359,875	$126,741,090	$181,140,720	$140,613,717	$70,782,171	$1,161,270
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Year ended December 31, 2020
Ordinary income	$ 621,874	$ 2,674,219	$ 3,356,783	$ 2,284,883	$1,194,894	$20,390
Long-term capital gains	484,487	2,486,379	2,973,403	2,179,734	1,077,748	3,222
Total	$1,106,361	$ 5,160,598	$ 6,330,186	$ 4,464,617	$2,272,642	$23,612
Year ended December 31, 2019
Ordinary income	$3,995,808	$14,562,212	$10,159,926	$ 6,179,171	$1,469,449	$ —
Long-term capital gains	2,045,327	9,047,152	15,038,036	13,126,280	4,569,056	—
Total	$6,041,135	$23,609,364	$25,197,962	$19,305,451	$6,038,505	$ —
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Undistributed ordinary income	$ —	$ —	$ —	$ —	$ —	$ 2,371
Undistributed long-term capital gains	650,375	2,662,211	1,966,840	1,648,887	941,517	10,366
Other temporary differences	(1,909,758)	(9,161,884)	(10,533,304)	(9,835,111)	(2,919,857)	—
Net unrealized appreciation	6,124,147	31,571,563	52,356,902	44,503,944	18,401,640	209,817
Distributable earnings/(accumulated loss)	$ 4,864,764	$25,071,890	$ 43,790,438	$36,317,720	$16,423,300	$222,554
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP T. Rowe Price Target Date Funds–43

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20	12/31/19
Shares sold:
Standard Class	464,982	557,478	3,591,073	3,389,536	3,223,839	3,505,511
Service Class	81,216	236,103	161,948	122,298	237,883	244,623
Shares reinvested:
Standard Class	81,043	466,278	411,110	1,979,171	453,353	1,963,923
Service Class	27,429	157,945	79,403	404,927	98,944	432,813
	654,670	1,417,804	4,243,534	5,895,932	4,014,019	6,146,870
Shares redeemed:
Standard Class	(772,010)	(842,249)	(4,298,924)	(4,198,000)	(3,901,291)	(3,930,585)
Service Class	(187,837)	(286,638)	(319,335)	(422,438)	(309,598)	(359,379)
	(959,847)	(1,128,887)	(4,618,259)	(4,620,438)	(4,210,889)	(4,289,964)
Net increase (decrease)	(305,177)	288,917	(374,725)	1,275,494	(196,870)	1,856,906

	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended		5/1/20 * to
	12/31/20	12/31/19	12/31/20	12/31/19	12/31/20
Shares sold:
Standard Class	1,412,100	1,770,846	956,476	1,012,239	77,592
Service Class	287,156	406,639	193,242	218,508	20,929
Shares reinvested:
Standard Class	303,057	1,450,939	143,982	417,554	1,389
Service Class	104,193	491,259	53,324	160,374	421
	2,106,506	4,119,683	1,347,024	1,808,675	100,331
Shares redeemed:
Standard Class	(1,887,331)	(2,015,993)	(914,199)	(822,086)	(12,636)
Service Class	(262,062)	(403,590)	(126,588)	(69,209)	(208)
	(2,149,393)	(2,419,583)	(1,040,787)	(891,295)	(12,844)
Net increase (decrease)	(42,887)	1,700,100	306,237	917,380	87,487

*	Date of commencement of operations.
7. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
8. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP T. Rowe Price Target Date Funds–44

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Funds' financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
LVIP T. Rowe Price Target Date Funds–45

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP T. Rowe Price Target Date Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
LVIP T. Rowe Price 2010 Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund	For the period from May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP T. Rowe Price Target Date Funds–46

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment advisor including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that, effective February 1, 2018, the Funds were restructured to remove a risk management overlay strategy and that T. Rowe Price Associates, Inc. (“T. Rowe”) was appointed subadviser to manage each Fund’s glide path asset allocation.
Performance. The Board was provided with performance information (including total return, standard deviation and Sharpe ratio) by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for each Fund comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated day-to-day portfolio management of the Funds to T. Rowe, which is responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP T. Rowe Price Target Date Funds–47

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the LVIP T. Rowe Price 2010 Fund’s and LVIP T. Rowe Price 2050 Fund’s asset levels, and that LIAC had implemented an expense limitation for each Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe on behalf of the Funds, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price 2010 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2000-2010 funds category and the S&P Target Date 2010 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2020 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2020 funds category and the S&P Target Date 2020 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2030 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2030 funds category and the S&P Target Date 2030 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2040 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2040 funds category and the S&P Target Date 2040 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period.
The Board reviewed the LVIP T. Rowe Price 2050 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2050 funds category and the S&P Target Date 2050 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period.
The Board considered LIAC’s comments that underperformance for the LVIP T Rowe Price 2010 Fund, LVIP T Rowe Price 2020 Fund and LVIP T Rowe Price 2030 Fund was primarily attributable to an overweight to equity allocations relative to peers based on a long-term investment philosophy as a hedge against longevity risk. The Board noted LIAC’s view that it believes that each Fund’s construction is appropriate and that performance results have been consistent with historical implementation, positioning and market conditions. The Board considered that the Morningstar peer group for each Fund contained a limited number of funds. The Board also considered that each Fund had been restructured effective February 1, 2018 and that T. Rowe Price became the subadviser to each Fund on February 1, 2018. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint and noted T. Rowe’s statement that it does not manage comparable funds using the same strategy as the Funds. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe, such as including the Funds’ assets in its assets under management.
LVIP T. Rowe Price Target Date Funds–48

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Target Date Funds–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP T. Rowe Price Target Date Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP T. Rowe Price Target Date Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Target Date Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Target Date Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Target Date Funds–54

LVIP T. Rowe Price Growth Stock Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP T. Rowe Price Growth Stock Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 36.47% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 1000® Growth Index1, returned 38.49%.
U.S. stocks rose for the one-year period, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the coronavirus spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines.
Overall, stock selection drove relative underperformance, although it was partially offset by favorable sector allocation. Information technology was the leading detractor, due to stock selection, followed by consumer discretionary and industrials and business services. Communication services and consumer staples were the largest contributors.
An underweight position in Apple hurt relative results performance as shares outperformed over the past 12 months, driven by strength from Mac and iPad (which benefited from work and learn-at-home dynamics) and better-than-feared iPhone results.
Security selection in consumer discretionary was primarily responsible for the relative underperformance, although it was partially offset by a beneficial overweight position. Despite impressive growth and market share gains for its core e-commerce business, shares of Alibaba came under pressure following the announcement of an antitrust investigation and the cancellation of the Ant IPO, a company in which Alibaba owns a 33% stake. Alibaba continues its dominance in China’s fast-growing e-commerce industry, taking share from offline that is highly fragmented and underdeveloped. The industrials and business services sector also detracted due to unfavorable stock selection, led by Boeing2.
In contrast, security selection within the communication services sector boosted the relative returns. Within the sector shares of Snap led relative returns. An underweight position to the consumer staples sector also contributed to the relative performance.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Joseph B. Fath
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $46,687. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $48,929. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 36.47%
Five Years	+ 19.11%
Ten Years	+ 16.66%
Service Class Shares
One Year	+ 36.13%
Five Years	+ 18.81%
Ten Years	+ 16.37%
1. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2. Security was not held in the Fund as of 12/31/2020.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,254.10	0.67%	$3.80
Service Class Shares	1,000.00	1,252.50	0.92%	5.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.67%	$3.41
Service Class Shares	1,000.00	1,020.50	0.92%	4.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.53%
Aerospace & Defense	0.64%
Air Freight & Logistics	0.90%
Auto Components	0.46%
Automobiles	0.87%
Biotechnology	1.35%
Capital Markets	1.17%
Chemicals	0.36%
Commercial Services & Supplies	0.72%
Entertainment	4.69%
Health Care Equipment & Supplies	3.01%
Health Care Providers & Services	5.38%
Hotels, Restaurants & Leisure	2.40%
Industrial Conglomerates	1.09%
Insurance	0.39%
Interactive Media & Services	13.61%
Internet & Direct Marketing Retail	13.97%
IT Services	11.24%
Life Sciences Tools & Services	0.24%
Machinery	1.64%
Professional Services	0.83%
Road & Rail	0.60%
Semiconductors & Semiconductor Equipment	4.59%
Software	17.16%
Specialty Retail	1.81%
Technology Hardware, Storage & Peripherals	5.70%
Textiles, Apparel & Luxury Goods	1.71%
Convertible Preferred Stocks	3.22%
Money Market Fund	0.36%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com	10.62%
Microsoft	7.95%
Apple	5.70%
Alphabet Class A & Class C	5.47%
Facebook Class A	4.86%
Visa Class A	2.57%
Mastercard Class A	2.40%
Netflix	2.24%
Alibaba Group Holding ADR	2.20%
UnitedHealth Group	1.91%
Total	45.92%

ADR–American Depositary Receipt
IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–96.53%
Aerospace & Defense–0.64%
†Teledyne Technologies	30,241	$ 11,853,867
		11,853,867
Air Freight & Logistics–0.90%
FedEx	63,613	16,515,207
		16,515,207
Auto Components–0.46%
†Aptiv	65,016	8,470,935
		8,470,935
Automobiles–0.87%
Ferrari	69,976	16,060,892
		16,060,892
Biotechnology–1.35%
†Argenx ADR	6,568	1,931,583
†Incyte	71,894	6,253,340
†Vertex Pharmaceuticals	70,415	16,641,881
		24,826,804
Capital Markets–1.17%
MSCI	9,246	4,128,616
S&P Global	28,716	9,439,811
Tradeweb Markets Class A	49,773	3,108,324
†XP Class A	124,105	4,923,245
		21,599,996
Chemicals–0.36%
Linde	24,955	6,575,892
		6,575,892
Commercial Services & Supplies–0.72%
Cintas	37,319	13,190,774
		13,190,774
Entertainment–4.69%
†Netflix	76,390	41,306,365
†Sea ADR	153,602	30,574,478
†Spotify Technology	46,677	14,687,385
		86,568,228
Health Care Equipment & Supplies–3.01%
†Align Technology	6,683	3,571,262
†Intuitive Surgical	32,880	26,899,128
Stryker	102,508	25,118,560
		55,588,950
Health Care Providers & Services–5.38%
Anthem	40,121	12,882,452
†Centene	169,975	10,203,599
Cigna	96,946	20,182,218
HCA Healthcare	82,307	13,536,209
Humana	17,578	7,211,726
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group	100,570	$ 35,267,888
		99,284,092
Hotels, Restaurants & Leisure–2.40%
†Airbnb Class A	8,196	1,203,173
†Chipotle Mexican Grill	9,353	12,969,899
†DraftKings Class A	129,476	6,028,402
†Las Vegas Sands	134,624	8,023,590
†Wynn Resorts	141,783	15,997,376
		44,222,440
Industrial Conglomerates–1.09%
Roper Technologies	46,642	20,106,900
		20,106,900
Insurance–0.39%
Chubb	47,276	7,276,722
		7,276,722
Interactive Media & Services–13.61%
†Alphabet Class A	31,360	54,962,790
†Alphabet Class C	26,233	45,957,068
†Facebook Class A	328,264	89,668,594
†IAC/InterActive	1,422	269,256
†Match Group	98,807	14,938,630
†Snap Class A	604,021	30,243,332
Tencent Holdings	209,300	15,059,924
		251,099,594
Internet & Direct Marketing Retail–13.97%
†Alibaba Group Holding ADR	174,693	40,656,302
†Amazon.com	60,125	195,822,916
†Booking Holdings	4,560	10,156,351
†Doordash Class A	6,609	943,435
†Farfetch Class A	112,000	7,146,720
†JD Health International	27,400	530,155
=†πMaplebear dba Instacart	11,443	743,795
=†πMaplebear dba Instacart Non Voting	598	38,870
=†πMaplebear dba Instacart Series A	1,767	114,855
=†πMaplebear dba Instacart Series G	23,366	1,518,790
		257,672,189
IT Services–11.24%
†Black Knight	51,400	4,541,190
Fidelity National Information Services	135,805	19,210,975
†Fiserv	196,647	22,390,227
Global Payments	96,236	20,731,159
Mastercard Class A	123,889	44,220,940
†PayPal Holdings	125,321	29,350,178
†Shopify Class A	6,546	7,409,745
LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Snowflake Class A	6,462	$ 1,818,407
=†πSnowflake Class B	3,654	1,028,236
†StoneCo Class A	75,771	6,358,702
Visa Class A	216,683	47,395,073
†Wix.com	11,765	2,940,779
		207,395,611
Life Sciences Tools & Services–0.24%
†Avantor	153,752	4,328,119
		4,328,119
Machinery–1.64%
Cummins	37,799	8,584,153
Fortive	148,475	10,514,999
Parker-Hannifin	40,731	11,095,532
		30,194,684
Professional Services–0.83%
Equifax	10,447	2,014,599
TransUnion	134,198	13,315,126
		15,329,725
Road & Rail–0.60%
Norfolk Southern	22,487	5,343,136
Union Pacific	27,517	5,729,590
		11,072,726
Semiconductors & Semiconductor Equipment–4.59%
†Advanced Micro Devices	235,423	21,590,643
ASML Holding (New York shares)	49,175	23,983,631
Marvell Technology Group	227,718	10,825,714
NVIDIA	32,362	16,899,436
Taiwan Semiconductor Manufacturing ADR	104,819	11,429,464
		84,728,888
Software–17.16%
†Adobe	20,868	10,436,504
†Avalara	43,165	7,117,477
†Coupa Software	8,280	2,806,175
†Crowdstrike Holdings Class A	33,942	7,189,594
†Datadog Class A	104,377	10,274,872
=†πEpic Games	5,010	2,880,750
Intuit	75,037	28,502,804
Microsoft	659,552	146,697,556
†Paycom Software	23,068	10,432,503
†salesforce.com	150,095	33,400,640
†ServiceNow	41,819	23,018,432
†Slack Technologies Class A	253,011	10,687,185
†Splunk	104,203	17,703,048
†Workday Class A	22,769	5,455,680
		316,603,220
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–1.81%
†Carvana	48,388	$ 11,590,862
†Ross Stores	177,469	21,794,968
		33,385,830
Technology Hardware, Storage & Peripherals–5.70%
Apple	792,523	105,159,877
		105,159,877
Textiles, Apparel & Luxury Goods–1.71%
†Lululemon Athletica	40,185	13,985,585
NIKE Class B	124,508	17,614,147
		31,599,732
Total Common Stock (Cost $710,151,285)		1,780,711,894
CONVERTIBLE PREFERRED STOCKS–3.22%
=†πAirbnb Series B	57,098	8,381,986
=†πAnt International Class C	747,330	6,501,771
=†πAurora Innovation Series B	128,840	2,532,577
=†πDoordash	46,805	6,681,414
=†πGm Cruise Holdings Class F	126,000	2,299,500
=†πMagic Leap Series C	47,862	110,241
=†πMagic Leap Series D	43,618	117,769
=†πNuro Series C	126,216	1,647,699
=†πRappi Series E	36,866	2,202,598
=†πRivian Automotive Series D	465,637	7,394,316
=†πRivian Automotive Series E	594,729	9,444,297
=†πSocial Finance Voting PP	195,791	3,608,428
=†πStripe Class B	40,238	631,334
=†πUiPath Class A	16,282	473,681
=†πUiPath Series D1	135,411	3,939,417
=†πUiPath Series D2	22,737	661,472
=†πUiPath Series E	3,201	93,124
=†πWaymo Series A	17,257	1,481,810
=†πWeWork Companies Series E	16,159	0
=†πXiaoju Kuaizhi Series A	26,379	1,107,918
Total Convertible Preferred Stocks (Cost $41,397,323)		59,311,352

MONEY MARKET FUND–0.36%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	6,624,643	6,624,643
Total Money Market Fund (Cost $6,624,643)		6,624,643

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–100.11% (Cost $758,173,251)	$1,846,647,889
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(1,955,690)
NET ASSETS APPLICABLE TO 28,762,789 SHARES OUTSTANDING–100.00%	$1,844,692,199
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($1,398,313,515 / 21,644,549 Shares)	$64.603
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($446,378,684 / 7,118,240 Shares)	$62.709
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 664,686,578
Distributable earnings/(accumulated loss)	1,180,005,621
TOTAL NET ASSETS	$1,844,692,199

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $65,636,648, which represented 3.56% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Airbnb Series B	12/11/2020	$ 1,908,489	$ 8,381,986
Ant International Class C	6/7/2018	4,192,521	6,501,771
Aurora Innovation Series B	3/1/2019	1,190,520	2,532,577
Doordash	12/9/2020	1,876,574	6,681,414
Epic Games	6/18/2020	2,880,750	2,880,750
Gm Cruise Holdings Class F	5/8/2019	2,299,500	2,299,500
Magic Leap Series C	1/20/2016	1,102,405	110,241
Magic Leap Series D	10/12/2017	1,177,686	117,769
Maplebear dba Instacart	8/7/2020	530,199	743,795
Maplebear dba Instacart Non Voting	8/7/2020	27,708	38,870
Maplebear dba Instacart Series A	11/18/2020	107,809	114,855
Maplebear dba Instacart Series G	7/2/2020	1,123,715	1,518,790
Nuro Series C	10/30/2020	1,647,699	1,647,699
Rappi Series E	9/8/2020	2,202,598	2,202,598
Rivian Automotive Series D	12/23/2019	5,002,804	7,394,316
Rivian Automotive Series E	7/10/2020	9,212,352	9,444,297
Snowflake Class B	3/17/2020	141,726	1,028,236
Social Finance Voting PP	12/30/2020	3,608,428	3,608,428
Stripe Class B	12/17/2019	631,334	631,334
UiPath Class A	12/11/2020	473,681	473,681
UiPath Series D1	4/30/2019	1,776,218	3,939,417
UiPath Series D2	4/30/2019	298,247	661,472
UiPath Series E	7/9/2020	59,518	93,124
Waymo Series A	5/8/2020	1,481,810	1,481,810
WeWork Companies Series E	6/23/2015	531,463	—
Xiaoju Kuaizhi Series A	10/19/2015	723,476	1,107,918
Total		$46,209,230	$65,636,648

★ Includes $67,923 payable for securities purchased, $2,148,645 payable for fund shares redeemed, $91,313 other accrued expenses payable and $1,072,977 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 7,475,726
Foreign taxes withheld	(61,278)
7,414,448
EXPENSES:
Management fees	10,099,610
Distribution fees-Service Class	978,135
Shareholder servicing fees	466,398
Accounting and administration expenses	296,538
Professional fees	60,136
Reports and statements to shareholders	58,737
Trustees’ fees and expenses	38,943
Pricing fees	29,486
Custodian fees	24,066
Consulting fees	3,577
Other	33,609
12,089,235
Less:
Management fees waived	(326,034)
Total operating expenses	11,763,201
NET INVESTMENT LOSS	(4,348,753)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	130,923,304
Foreign currencies	(4,070)
Net realized gain	130,919,234
Net change in unrealized appreciation (depreciation) of:
Investments	396,473,856
Foreign currencies	243
Net change in unrealized appreciation (depreciation)	396,474,099
NET REALIZED AND UNREALIZED GAIN	527,393,333
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$523,044,580
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (4,348,753)	$ 594,334
Net realized gain	130,919,234	39,244,196
Net change in unrealized appreciation (depreciation)	396,474,099	357,569,306
Net increase in net assets resulting from operations	523,044,580	397,407,836
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(50,474,826)	(70,769,596)
Service Class	(16,065,483)	(21,416,150)
	(66,540,309)	(92,185,746)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	267,804,537	170,054,341
Service Class	47,761,874	53,585,727
Reinvestment of dividends and distributions:
Standard Class	50,474,826	70,769,596
Service Class	16,065,483	21,416,150
	382,106,720	315,825,814
Cost of shares redeemed:
Standard Class	(444,572,282)	(297,533,002)
Service Class	(111,286,831)	(78,355,769)
	(555,859,113)	(375,888,771)
Decrease in net assets derived from capital share transactions	(173,752,393)	(60,062,957)
NET INCREASE IN NET ASSETS	282,751,878	245,159,133
NET ASSETS:
Beginning of year	1,561,940,321	1,316,781,188
End of year	$1,844,692,199	$1,561,940,321
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 49.150	$ 39.805	$ 43.584	$ 33.206	$ 33.230
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.114)	0.046	0.094	0.083	0.044
Net realized and unrealized gain (loss)	17.835	12.109	(0.084)	11.105	0.412
Total from investment operations	17.721	12.155	0.010	11.188	0.456
Less dividends and distributions from:
Net investment income	—	(0.034)	(0.082)	(0.095)	(0.033)
Net realized gain	(2.268)	(2.776)	(3.707)	(0.715)	(0.443)
Return of capital	—	—	—	—	(0.004)
Total dividends and distributions	(2.268)	(2.810)	(3.789)	(0.810)	(0.480)
Net asset value, end of period	$ 64.603	$ 49.150	$ 39.805	$ 43.584	$ 33.206
Total return[2]	36.47%	31.06%	(1.12%)	33.69%	1.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,398,314	$1,175,892	$1,000,659	$924,211	$829,032
Ratio of expenses to average net assets	0.67%	0.67%	0.68%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.69%	0.70%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets	(0.21%)	0.10%	0.21%	0.21%	0.14%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.23%)	0.08%	0.19%	0.19%	0.13%
Portfolio turnover	43%	31%	50%	60%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 47.880	$ 38.905	$ 42.736	$ 32.582	$ 32.662
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.242)	(0.069)	(0.020)	(0.015)	(0.035)
Net realized and unrealized gain (loss)	17.339	11.820	(0.065)	10.884	0.402
Total from investment operations	17.097	11.751	(0.085)	10.869	0.367
Less dividends and distributions from:
Net investment income	—	—	(0.039)	—	—
Net realized gain	(2.268)	(2.776)	(3.707)	(0.715)	(0.443)
Return of capital	—	—	—	—	(0.004)
Total dividends and distributions	(2.268)	(2.776)	(3.746)	(0.715)	(0.447)
Net asset value, end of period	$ 62.709	$ 47.880	$ 38.905	$ 42.736	$ 32.582
Total return[2]	36.13%	30.73%	(1.37%)	33.36%	1.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$446,379	$386,048	$316,122	$323,881	$250,162
Ratio of expenses to average net assets	0.92%	0.92%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	0.94%	0.95%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	(0.46%)	(0.15%)	(0.04%)	(0.04%)	(0.11%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.48%)	(0.17%)	(0.06%)	(0.06%)	(0.12%)
Portfolio turnover	43%	31%	50%	60%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,328 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund's average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. When Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$97,870
Legal	17,308
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $42,716 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$934,754
Distribution fees payable to LFD	93,441
Shareholder servicing fees payable to Lincoln Life	44,782
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2020, the Fund engaged in securities sales of $850,753, which resulted in net realized gains of $94,673.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$690,802,467
Sales	934,919,657
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$ 767,408,450
Aggregate unrealized appreciation of investments	$1,082,412,682
Aggregate unrealized depreciation of investments	(3,173,243)
Net unrealized appreciation of investments	$1,079,239,439
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 11,853,867	$ —	$ —	$ 11,853,867
Air Freight & Logistics	16,515,207	—	—	16,515,207
Auto Components	8,470,935	—	—	8,470,935
Automobiles	16,060,892	—	—	16,060,892
Biotechnology	24,826,804	—	—	24,826,804
Capital Markets	21,599,996	—	—	21,599,996
Chemicals	6,575,892	—	—	6,575,892
Commercial Services & Supplies	13,190,774	—	—	13,190,774
Entertainment	86,568,228	—	—	86,568,228
Health Care Equipment & Supplies	55,588,950	—	—	55,588,950
Health Care Providers & Services	99,284,092	—	—	99,284,092
Hotels, Restaurants & Leisure	44,222,440	—	—	44,222,440
Industrial Conglomerates	20,106,900	—	—	20,106,900
Insurance	7,276,722	—	—	7,276,722
Interactive Media & Services	236,039,670	15,059,924	—	251,099,594
Internet & Direct Marketing Retail	255,255,879	—	2,416,310	257,672,189
IT Services	206,367,375	—	1,028,236	207,395,611
Life Sciences Tools & Services	4,328,119	—	—	4,328,119
Machinery	30,194,684	—	—	30,194,684
Professional Services	15,329,725	—	—	15,329,725
Road & Rail	11,072,726	—	—	11,072,726
Semiconductors & Semiconductor Equipment	84,728,888	—	—	84,728,888
Software	313,722,470	—	2,880,750	316,603,220
Specialty Retail	33,385,830	—	—	33,385,830
Technology Hardware, Storage & Peripherals	105,159,877	—	—	105,159,877
Textiles, Apparel & Luxury Goods	31,599,732	—	—	31,599,732
Convertible Preferred Stocks	—	—	59,311,352	59,311,352
Money Market Fund	6,624,643	—	—	6,624,643
Total Investments	$1,765,951,317	$15,059,924	$65,636,648	$1,846,647,889
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2020.
Asset Type	Fair Value at December 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Average)
Common Stock	$ 6,325,296	Recent Transaction	#	#
Convertible Preferred Stock	$ 59,311,352	Recent Transaction	#	#
			Guaranteed 15% IRR Redemption Price	33.3% (N/A)
Total	$ 65,636,648
# No quantitative unobservable inputs significant to the valuation technique were created by the fund’s management.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/19	$ —	$24,430,296	$24,430,296
Reclassifications	—	—	—
Purchases	4,811,906	19,267,029	24,078,935
Sales	—	—	—
Transfer In	—	—	—
Transfer Out	—	—	—
Accretion/(amortization)	—	—	—
Net realized gain	—	—	—
Net change in unrealized appreciation (depreciation)	1,513,390	15,614,027	17,127,417
Balance as of 12/31/20	$6,325,296	$59,311,352	$65,636,648
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/20	$1,513,390	$15,614,026	$17,127,416
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$31,217,204	$3,075,288
Long-term capital gains	35,323,105	89,110,457
Total	$66,540,309	$92,185,745
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 7,165,328
Undistributed long-term capital gains	93,600,455
Net unrealized appreciation	1,079,239,838
Distributable earnings/(accumulated loss)	$1,180,005,621
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	5,250,853	3,641,018
Service Class	913,738	1,184,806
Shares reinvested:
Standard Class	844,066	1,544,775
Service Class	276,228	480,056
	7,284,885	6,850,655
Shares redeemed:
Standard Class	(8,374,884)	(6,400,152)
Service Class	(2,134,467)	(1,727,570)
	(10,509,351)	(8,127,722)
Net decrease	(3,224,466)	(1,277,067)
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund has adopted the ASU and the changes are incorporated to the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP T. Rowe Price Growth Stock Fund–19

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Growth Stock Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s comments that negative security selection contributed to underperformance. The Board also noted LIAC’s view that it believes the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee, which contains breakpoints, and the fee rates charged to other subadvised registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP T. Rowe Price Growth Stock Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Growth Stock Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Growth Stock Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Growth Stock Fund–25

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned 31.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell Midcap® Growth Index1, returned 35.59%.
U.S. stocks rose for the one-year period, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the coronavirus spread quickly in the U.S., prompting government officials to close schools, nonessential businesses, and public facilities. Stocks rebounded during the second quarter, driven by the Federal Reserve’s and federal government’s massive stimulus efforts, as well as slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines.
Broadly speaking, stock selection detracted from relative performance. At the sector level, health care, financials, and consumer discretionary detracted from relative performance, while communication services and consumer staples contributed.
Health care had a negative impact on relative results, due to stock selection. Shares of cancer specialist Immunomedics2, which is focused on the development of antibody-drug conjugates, surged in mid-September after Gilead Sciences announced plans to acquire the company at a substantial premium. Our underweight exposure to the stock weighed on relative results.
Security selection in financial services weighed on relative performance, led by Cboe Global Markets. Cboe Global Markets is the largest U.S. options exchange and an operator of equity exchanges in Europe and the U.S. Shares fell amid very soft volumes in the proprietary complex, lower institutional activity, a temporary closure of its trading pits, and reduced financial market volatility following a spike in March and April. Also, the company announced plans to acquire a Canadian alternative trading system in a small deal that expands Cboe’s presence into Canada.
The consumer discretionary sector detracted from relative performance due to weak stock selection. Within the sector, an underweight to Wayfair weighed on relative performance as shares surged this year as the coronavirus-induced stay-at-home trends combined with competitive store closures created an ideal backdrop for Wayfair’s business to accelerate growth. The durability of this demand growth is likely to be challenging post coronavirus as consumers shift discretionary spending creating headwinds for sustainable profitability.
Conversely, an underweight position and stock selection in communication services aided relative performance. The Fund’s underweight to the consumer staples sector benefited relative results during the period. We have a modest allocation to consumer staples stocks as we believe most companies are mature and fairly valued within the space.
The battle to “return to normal” played out in the fourth quarter as news of coronavirus vaccine rollouts alternated with a soaring number of infections. Against this backdrop, extreme growers and richly valued stocks extended their outperformance this year despite a highly uncertain economic outlook and an increasingly bloated Federal Reserve balance sheet. As in recent periods, the fourth quarter showed that any bias toward valuation discipline was a performance headwind in an environment favoring “growth at any price,” in which investors mostly shrugged off concerns about massive deficits, U.S. dollar weakness, prolonged zero interest rates, and inflation. We believe that these potential long-term negative economic impacts are not reflected in the lofty growth expectations baked into the valuations of many highflying stocks. Our focus remains on seeking out high-quality companies with durable growth prospects, strong management teams, and solid balance sheets.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Donald J. Peters
Donald J. Easley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $40,404. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $40,613. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2020 Annual Report Commentary (unaudited) (continued)
performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 31.69%
Five Years	+ 18.67%
Ten Years	+ 14.99%
Service Class Shares
One Year	+ 31.37%
Five Years	+ 18.37%
Ten Years	+ 14.70%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2. No longer held as of 12/31/2020.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,287.60	0.73%	$4.20
Service Class Shares	1,000.00	1,286.00	0.98%	5.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.71
Service Class Shares	1,000.00	1,020.30	0.98%	4.98

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.66%
Aerospace & Defense	0.57%
Air Freight & Logistics	0.10%
Auto Components	0.10%
Banks	0.21%
Beverages	0.73%
Biotechnology	6.66%
Building Products	0.77%
Capital Markets	2.65%
Chemicals	0.31%
Commercial Services & Supplies	2.27%
Communications Equipment	0.17%
Construction & Engineering	0.10%
Construction Materials	0.15%
Containers & Packaging	0.98%
Distributors	0.36%
Diversified Consumer Services	0.63%
Electrical Equipment	1.35%
Electronic Equipment, Instruments & Components	2.93%
Entertainment	3.29%
Food & Staples Retailing	0.16%
Food Products	1.09%
Health Care Equipment & Supplies	6.10%
Health Care Providers & Services	2.88%
Health Care Technology	1.87%
Hotels, Restaurants & Leisure	2.48%
Household Durables	0.34%
Household Products	1.33%
Insurance	0.37%
Interactive Media & Services	2.81%
Internet & Direct Marketing Retail	1.45%
IT Services	8.83%
Life Sciences Tools & Services	3.09%
Machinery	1.06%
Media	0.89%
Metals & Mining	0.09%
Multiline Retail	0.62%
Oil, Gas & Consumable Fuels	0.23%
Pharmaceuticals	1.40%
Professional Services	3.50%
Road & Rail	0.87%
Semiconductors & Semiconductor Equipment	7.98%
Software	19.26%
Specialty Retail	3.96%
Technology Hardware, Storage & Peripherals	0.12%
Textiles, Apparel & Luxury Goods	1.27%
Security Type/Sector	Percentage of Net Assets
Trading Companies & Distributors	0.28%
Convertible Preferred Stocks	1.34%
Money Market Fund	0.07%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
McKesson	1.36%
Veeva Systems Class A	1.32%
CoStar Group	1.29%
Chipotle Mexican Grill	1.28%
DocuSign	1.27%
Align Technology	1.27%
Lululemon Athletica	1.27%
Spotify Technology	1.26%
Cadence Design Systems	1.25%
KLA	1.24%
Total	12.81%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.66%
Aerospace & Defense–0.57%
BWX Technologies	34,900	$ 2,103,772
†Hexcel	18,800	911,612
Huntington Ingalls Industries	5,400	920,592
†TransDigm Group	4,600	2,846,710
		6,782,686
Air Freight & Logistics–0.10%
Expeditors International of Washington	12,800	1,217,408
		1,217,408
Auto Components–0.10%
†Aptiv	9,600	1,250,784
		1,250,784
Banks–0.21%
First Republic Bank	8,700	1,278,291
†SVB Financial Group	3,154	1,223,216
		2,501,507
Beverages–0.73%
†Boston Beer Class A	2,100	2,088,009
Brown-Forman Class B	55,955	4,444,506
Constellation Brands Class A	10,300	2,256,215
		8,788,730
Biotechnology–6.66%
†ACADIA Pharmaceuticals	56,700	3,031,182
†Acceleron Pharma	26,600	3,403,204
†Agios Pharmaceuticals	21,200	918,596
†Alnylam Pharmaceuticals	46,995	6,107,940
†Argenx ADR	11,837	3,481,143
†Ascendis Pharma ADR	13,336	2,224,178
†BioMarin Pharmaceutical	68,400	5,997,996
†BioNTech ADR	20,200	1,646,704
†Bluebird Bio	10,000	432,700
†Blueprint Medicines	20,600	2,310,290
†CRISPR Therapeutics	9,600	1,469,856
†Denali Therapeutics	17,909	1,500,058
†Exact Sciences	53,554	7,095,369
†Exelixis	131,000	2,629,170
†FibroGen	38,896	1,442,653
†Genmab Sponsored ADR	77,000	3,130,820
†Incyte	86,000	7,480,280
†Ionis Pharmaceuticals	41,200	2,329,448
†Kodiak Sciences	10,494	1,541,674
†Mirati Therapeutics	5,500	1,208,020
†Neurocrine Biosciences	39,117	3,749,364
†Sage Therapeutics	14,699	1,271,611
†Sarepta Therapeutics	15,300	2,608,497
†Seagen	46,931	8,219,495
†TG Therapeutics	16,821	875,028
†Ultragenyx Pharmaceutical	17,804	2,464,608
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†United Therapeutics	7,500	$ 1,138,425
		79,708,309
Building Products–0.77%
Allegion	17,600	2,048,288
AO Smith	20,100	1,101,882
Fortune Brands Home & Security	24,983	2,141,543
Trane Technologies	27,411	3,978,981
		9,270,694
Capital Markets–2.65%
Cboe Global Markets	12,667	1,179,551
FactSet Research Systems	3,650	1,213,625
MarketAxess Holdings	15,900	9,071,904
MSCI	31,400	14,021,042
Nasdaq	7,500	995,550
Tradeweb Markets Class A	84,337	5,266,846
		31,748,518
Chemicals–0.31%
RPM International	40,900	3,712,902
		3,712,902
Commercial Services & Supplies–2.27%
Cintas	27,600	9,755,496
†Copart	64,600	8,220,350
†IAA	59,154	3,843,827
Ritchie Bros Auctioneers	17,400	1,210,170
Rollins	53,230	2,079,696
Waste Connections	19,893	2,040,425
		27,149,964
Communications Equipment–0.17%
Motorola Solutions	11,968	2,035,278
		2,035,278
Construction & Engineering–0.10%
Valmont Industries	6,800	1,189,524
		1,189,524
Construction Materials–0.15%
Vulcan Materials	11,718	1,737,897
		1,737,897
Containers & Packaging–0.98%
Avery Dennison	17,300	2,683,403
Ball	84,873	7,908,466
Sealed Air	25,100	1,149,329
		11,741,198
Distributors–0.36%
Pool	11,700	4,358,250
		4,358,250
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.63%
†Bright Horizons Family Solutions	18,100	$ 3,131,119
†Grand Canyon Education	10,900	1,014,899
Service Corp. International	22,100	1,085,110
†Terminix Global Holdings	44,900	2,290,349
		7,521,477
Electrical Equipment–1.35%
AMETEK	10,325	1,248,705
†Array Technologies	80,200	3,459,828
†Generac Holdings	21,400	4,866,574
Hubbell	7,200	1,128,888
Rockwell Automation	21,800	5,467,658
		16,171,653
Electronic Equipment, Instruments & Components–2.93%
Amphenol Class A	65,200	8,526,204
CDW	59,100	7,788,789
Cognex	42,850	3,440,212
†Coherent	10,220	1,533,204
FLIR Systems	14,000	613,620
†IPG Photonics	5,500	1,230,845
†Keysight Technologies	26,862	3,548,202
Littelfuse	9,400	2,393,804
†Zebra Technologies Class A	15,400	5,918,682
		34,993,562
Entertainment–3.29%
Electronic Arts	13,100	1,881,160
†Roku	44,000	14,608,880
†Spotify Technology	47,800	15,040,748
†Take-Two Interactive Software	20,100	4,176,579
†Zynga Class A	374,315	3,694,489
		39,401,856
Food & Staples Retailing–0.16%
Casey's General Stores	10,900	1,946,958
		1,946,958
Food Products–1.09%
Conagra Brands	30,200	1,095,052
Hershey	46,200	7,037,646
McCormick & Co Non-Voting Shares	39,400	3,766,640
Tyson Foods Class A	17,200	1,108,368
		13,007,706
Health Care Equipment & Supplies–6.10%
†ABIOMED	11,400	3,695,880
†Align Technology	28,400	15,176,392
Cooper	12,700	4,614,164
†DexCom	18,300	6,765,876
†Hologic	87,200	6,350,776
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†ICU Medical	4,957	$ 1,063,227
†IDEXX Laboratories	21,200	10,597,244
†iRhythm Technologies	4,700	1,114,887
†Novocure	27,300	4,723,992
†Penumbra	17,000	2,975,000
†Quidel	19,600	3,521,140
STERIS	10,650	2,018,601
Teleflex	13,700	5,638,509
West Pharmaceutical Services	16,500	4,674,615
		72,930,303
Health Care Providers & Services–2.88%
†Acadia Healthcare	27,088	1,361,443
†Amedisys	18,100	5,309,273
†Centene	47,276	2,837,978
†DaVita	27,600	3,240,240
McKesson	93,849	16,322,218
†Molina Healthcare	19,600	4,168,528
†Universal Health Services Class B	9,000	1,237,500
		34,477,180
Health Care Technology–1.87%
Cerner	17,000	1,334,160
†Multiplan	156,600	1,251,234
†Teladoc Health	20,458	4,090,782
†Veeva Systems Class A	57,808	15,738,228
		22,414,404
Hotels, Restaurants & Leisure–2.48%
†Airbnb Class A	5,211	764,975
†Chipotle Mexican Grill	11,000	15,253,810
Domino's Pizza	17,200	6,595,512
MGM Resorts International	42,900	1,351,779
Papa John's International	11,900	1,009,715
Restaurant Brands International	16,804	1,026,892
†Wynn Resorts	12,600	1,421,658
Yum China Holdings	18,900	1,079,001
Yum! Brands	11,200	1,215,872
		29,719,214
Household Durables–0.34%
†NVR	990	4,039,061
		4,039,061
Household Products–1.33%
Church & Dwight	92,600	8,077,498
Clorox	33,600	6,784,512
Reynolds Consumer Products	34,892	1,048,156
		15,910,166

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–0.37%
Assurant	12,100	$ 1,648,262
†GoHealth Class A	45,186	617,241
†Selectquote	105,078	2,180,368
		4,445,871
Interactive Media & Services–2.81%
†IAC/InterActive	24,000	4,544,400
†Match Group	83,467	12,619,376
†Pinterest Class A	130,900	8,626,310
†Snap Class A	140,575	7,038,590
†ZoomInfo Technologies Class A	16,842	812,290
		33,640,966
Internet & Direct Marketing Retail–1.45%
†Chewy Class A	32,827	2,950,819
†Etsy	51,400	9,144,574
†Wayfair Class A	23,300	5,261,373
		17,356,766
IT Services–8.83%
†Akamai Technologies	75,000	7,874,250
†Black Knight	66,255	5,853,629
Booz Allen Hamilton Holding	57,220	4,988,440
Broadridge Financial Solutions	43,900	6,725,480
†EPAM Systems	19,200	6,880,320
†Euronet Worldwide	9,600	1,391,232
†FleetCor Technologies	28,800	7,857,504
†Gartner	31,100	4,981,909
Genpact	40,600	1,679,216
†GoDaddy Class A	67,700	5,615,715
Leidos Holdings	20,800	2,186,496
†MongoDB	19,200	6,893,568
†Okta	45,600	11,594,256
Paychex	23,100	2,152,458
†StoneCo Class A	70,051	5,878,680
†Twilio Class A	41,300	13,980,050
†VeriSign	20,800	4,501,120
†WEX	6,200	1,261,886
†Wix.com	13,429	3,356,713
		105,652,922
Life Sciences Tools & Services–3.09%
†Adaptive Biotechnologies	44,394	2,625,017
Agilent Technologies	28,000	3,317,720
†Avantor	266,733	7,508,534
Bruker	21,400	1,158,382
†IQVIA Holdings	17,520	3,139,058
†Mettler-Toledo International	7,000	7,977,760
†PPD	31,695	1,084,603
†PRA Health Sciences	18,600	2,333,184
†Repligen	40,522	7,765,231
		36,909,489
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery–1.06%
Graco	31,300	$ 2,264,555
IDEX	5,825	1,160,340
†Middleby	8,236	1,061,785
Nordson	5,500	1,105,225
Otis Worldwide	23,300	1,573,915
PACCAR	11,300	974,964
Toro	25,400	2,408,936
Woodward	17,900	2,175,387
		12,725,107
Media–0.89%
†Altice USA Class A	126,664	4,796,766
Cable One	2,600	5,792,072
		10,588,838
Metals & Mining–0.09%
Kirkland Lake Gold	25,700	1,060,639
		1,060,639
Multiline Retail–0.62%
†Dollar Tree	48,600	5,250,744
†Ollie's Bargain Outlet Holdings	26,100	2,134,197
		7,384,941
Oil, Gas & Consumable Fuels–0.23%
=†πVenture Global LNG Series B	36	200,350
=†πVenture Global LNG Series C	455	2,532,207
		2,732,557
Pharmaceuticals–1.40%
†Catalent	58,769	6,116,090
†Elanco Animal Health	70,118	2,150,519
†GW Pharmaceuticals ADR	4,500	519,345
†Horizon Therapeutics	78,900	5,771,535
Perrigo	19,200	858,624
Royalty Pharma Class A	25,480	1,275,274
		16,691,387
Professional Services–3.50%
†Clarivate	20,505	609,203
†CoStar Group	16,700	15,435,476
†Dun & Bradstreet Holdings	72,174	1,797,133
Equifax	37,700	7,270,068
TransUnion	74,400	7,381,968
Verisk Analytics	44,896	9,319,961
=†πWeWork Companies Class A	4,358	0
		41,813,809
Road & Rail–0.87%
JB Hunt Transport Services	14,800	2,022,420
Kansas City Southern	12,100	2,469,973
Landstar System	8,000	1,077,280

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Old Dominion Freight Line	24,800	$ 4,840,464
		10,410,137
Semiconductors & Semiconductor Equipment–7.98%
†Enphase Energy	60,300	10,580,841
Entegris	92,800	8,918,080
†Inphi	30,900	4,958,523
KLA	57,200	14,809,652
Marvell Technology Group	48,111	2,287,197
†Maxim Integrated Products	30,900	2,739,285
Microchip Technology	71,500	9,874,865
MKS Instruments	15,800	2,377,110
Monolithic Power Systems	31,300	11,462,999
†ON Semiconductor	74,500	2,438,385
Skyworks Solutions	28,900	4,418,232
Teradyne	67,700	8,116,553
Xilinx	87,800	12,447,406
		95,429,128
Software–19.26%
†Anaplan	53,200	3,822,420
†ANSYS	34,200	12,441,960
†Aspen Technology	30,087	3,918,832
†Avalara	38,100	6,282,309
Bentley Systems Class B	30,850	1,249,734
†Bill.Com Holdings	25,800	3,521,700
†Cadence Design Systems	109,400	14,925,442
†Ceridian HCM Holding	43,221	4,605,630
Citrix Systems	26,400	3,434,640
†Coupa Software	29,012	9,832,457
†Crowdstrike Holdings Class A	48,595	10,293,393
†Datadog Class A	77,718	7,650,560
†DocuSign	68,513	15,230,440
†Dynatrace	39,988	1,730,281
†Five9	48,218	8,409,219
†Fortinet	53,000	7,872,090
†Guidewire Software	15,000	1,930,950
†HubSpot	16,900	6,699,836
†Manhattan Associates	23,300	2,450,694
†nCino	24,018	1,739,143
NortonLifeLock	47,200	980,816
†Palo Alto Networks	27,900	9,915,381
†Paycom Software	22,850	10,333,912
†Paylocity Holding	22,200	4,571,202
†Proofpoint	34,900	4,760,709
†PTC	39,151	4,682,851
†RingCentral Class A	29,000	10,990,130
†Smartsheet Class A	33,600	2,328,144
†Splunk	62,100	10,550,169
SS&C Technologies Holdings	46,900	3,411,975
†Synopsys	53,600	13,895,264
=†πTanium Class B	26,961	307,226
†Trade Desk Class A	16,300	13,056,300
†Tyler Technologies	15,000	6,547,800
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Workiva	6,900	$ 632,178
†Zendesk	37,919	5,426,967
		230,432,754
Specialty Retail–3.96%
†AutoZone	5,618	6,659,802
†Burlington Stores	22,700	5,937,185
†CarMax	29,400	2,777,124
†Five Below	12,400	2,169,752
†O'Reilly Automotive	29,900	13,531,843
†RH	3,000	1,342,560
†Ross Stores	18,800	2,308,828
Tractor Supply	48,100	6,761,898
†Ulta Beauty	15,290	4,390,676
Williams-Sonoma	14,900	1,517,416
		47,397,084
Technology Hardware, Storage & Peripherals–0.12%
†Pure Storage Class A	61,115	1,381,810
		1,381,810
Textiles, Apparel & Luxury Goods–1.27%
†Lululemon Athletica	43,600	15,174,108
		15,174,108
Trading Companies & Distributors–0.28%
Fastenal	21,800	1,064,494
†United Rentals	5,100	1,182,741
Watsco	4,700	1,064,785
		3,312,020
Total Common Stock (Cost $629,587,182)		1,180,267,522
CONVERTIBLE PREFERRED STOCKS–1.34%
=†πAirbnb Series B	42,440	6,230,192
=†πDatabricks	9,712	466,176
=†πDatabricks Series F	20,628	990,144
=†πGitlab Class B	28,719	1,148,760
=†πJand Class A	2,402	58,922
=†πJand Series AA	4,972	121,966
=†πJand Series B	7	172
=†πProcore Technologies	7,249	456,687
=†πProcore Technologies Series B	1,820	114,660
=†πRappi Series E	27,648	1,651,859
=†πTanium Series G	234,645	2,673,827
=†πUiPath Series D1	59,094	1,719,180
=†πUiPath Series D2	9,924	288,712
=†πUiPath Series E	1,443	41,980
=†πWeWork Companies Series D1	27,915	0
=†πWeWork Companies Series D2	21,933	0

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS (continued)
=†πWeWork Companies Series E	16,055	$ 0
Total Convertible Preferred Stocks (Cost $9,278,691)		15,963,237

MONEY MARKET FUND–0.07%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	848,900	848,900
Total Money Market Fund (Cost $848,900)		848,900
TOTAL INVESTMENTS–100.07% (Cost $639,714,773)	$1,197,079,659
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(799,353)
NET ASSETS APPLICABLE TO 33,189,123 SHARES OUTSTANDING–100.00%	$1,196,280,306
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($786,920,668 / 21,472,732 Shares)	$36.647
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($409,359,638 / 11,716,391 Shares)	$34.939
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$ 483,521,147
Distributable earnings/(accumulated loss)	712,759,159
TOTAL NET ASSETS	$1,196,280,306

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements."
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2020, the aggregate value of restricted securities was $19,003,020, which represented 1.59% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Airbnb Series B	12/11/2020	$ 990,955	$ 6,230,192
Databricks	7/24/2020	466,419	466,176
Databricks Series F	10/22/2019	885,940	990,144
Gitlab Class B	12/15/2020	1,157,376	1,148,760
Jand Class A	11/19/2020	59,047	58,922
Jand Series AA	11/19/2020	122,159	121,966
Jand Series B	11/19/2020	172	172
Procore Technologies	7/15/2020	407,652	456,687
Procore Technologies Series B	7/15/2020	82,037	114,660
Rappi Series E	9/8/2020	1,651,859	1,651,859
Tanium Class B	9/24/2020	307,226	307,226
Tanium Series G	8/16/2015	1,164,848	2,673,827
UiPath Series D1	4/30/2019	775,150	1,719,180
UiPath Series D2	4/30/2019	130,175	288,712
UiPath Series E	7/9/2020	26,830	41,980
Venture Global LNG Series B	3/8/2018	108,720	200,350
Venture Global LNG Series C	10/16/2017	1,693,275	2,532,207
WeWork Companies Class A	12/9/2014	61,758	—
WeWork Companies Series D1	12/9/2014	464,818	—
WeWork Companies Series D2	12/9/2014	365,211	—
WeWork Companies Series E	12/9/2014	528,043	—
Total		$11,449,670	$19,003,020

★ Includes $2,533,919 payable for securities purchased, $779,471 payable for fund shares redeemed, $57,022 other accrued expenses payable and $773,522 due to manager and affiliates as of December 31, 2020.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 7,077,907
Foreign taxes withheld	(21,598)
7,056,309
EXPENSES:
Management fees	6,908,288
Distribution fees-Service Class	841,592
Shareholder servicing fees	294,831
Accounting and administration expenses	197,585
Reports and statements to shareholders	85,873
Professional fees	48,360
Trustees’ fees and expenses	24,480
Custodian fees	14,416
Pricing fees	4,933
Consulting fees	3,168
Other	23,741
8,447,267
Less:
Management fees waived	(133,898)
Total operating expenses	8,313,369
NET INVESTMENT LOSS	(1,257,060)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	172,905,501
Foreign currencies	10
Net realized gain	172,905,511
Net change in unrealized appreciation (depreciation) of investments	133,377,643
NET REALIZED AND UNREALIZED GAIN	306,283,154
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$305,026,094
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (1,257,060)	$ 1,182,859
Net realized gain	172,905,511	61,161,873
Net change in unrealized appreciation (depreciation)	133,377,643	212,058,807
Net increase in net assets resulting from operations	305,026,094	274,403,539
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(44,594,447)	(45,533,137)
Service Class	(23,491,091)	(21,115,584)
	(68,085,538)	(66,648,721)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	103,090,351	72,111,969
Service Class	60,717,785	73,974,734
Reinvestment of dividends and distributions:
Standard Class	44,594,447	45,533,137
Service Class	23,491,091	21,115,584
	231,893,674	212,735,424
Cost of shares redeemed:
Standard Class	(207,676,535)	(124,957,643)
Service Class	(75,790,389)	(41,124,305)
	(283,466,924)	(166,081,948)
Increase (decrease) in net assets derived from capital share transactions	(51,573,250)	46,653,476
NET INCREASE IN NET ASSETS	185,367,306	254,408,294
NET ASSETS:
Beginning of year	1,010,913,000	756,504,706
End of year	$1,196,280,306	$1,010,913,000
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 29.717	$ 23.259	$ 25.969	$ 21.510	$ 21.097
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.012)	0.058	0.094	0.035	0.048
Net realized and unrealized gain (loss)	9.016	8.512	(0.608)	5.236	1.526
Total from investment operations	9.004	8.570	(0.514)	5.271	1.574
Less dividends and distributions from:
Net investment income	—	(0.047)	(0.099)	(0.049)	(0.062)
Net realized gain	(2.074)	(2.065)	(2.097)	(0.763)	(1.099)
Total dividends and distributions	(2.074)	(2.112)	(2.196)	(0.812)	(1.161)
Net asset value, end of period	$ 36.647	$ 29.717	$ 23.259	$ 25.969	$ 21.510
Total return[2]	31.69%	37.40%	(3.08%)	24.74%	7.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$786,921	$688,038	$547,099	$639,333	$536,444
Ratio of expenses to average net assets	0.73%	0.74%	0.76%	0.76%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.75%	0.76%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets	(0.04%)	0.21%	0.34%	0.15%	0.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.05%)	0.20%	0.34%	0.15%	0.23%
Portfolio turnover	53%	19%	24%	28%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 28.489	$ 22.385	$ 25.068	$ 20.799	$ 20.440
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.085)	(0.012)	0.025	(0.024)	(0.004)
Net realized and unrealized gain (loss)	8.609	8.181	(0.571)	5.056	1.473
Total from investment operations	8.524	8.169	(0.546)	5.032	1.469
Less dividends and distributions from:
Net investment income	—	—	(0.040)	—	(0.011)
Net realized gain	(2.074)	(2.065)	(2.097)	(0.763)	(1.099)
Total dividends and distributions	(2.074)	(2.065)	(2.137)	(0.763)	(1.110)
Net asset value, end of period	$ 34.939	$ 28.489	$ 22.385	$ 25.068	$ 20.799
Total return[2]	31.37%	37.06%	(3.31%)	24.44%	7.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$409,360	$322,875	$209,406	$191,303	$138,630
Ratio of expenses to average net assets	0.98%	0.99%	1.01%	1.01%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.00%	1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.04%)	0.09%	(0.10%)	(0.02%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.30%)	(0.05%)	0.09%	(0.10%)	(0.02%)
Portfolio turnover	53%	19%	24%	28%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize the value of your shares (capital appreciation).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2020.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.70% of the next $200 million; and 0.65% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$61,791
Legal	10,928
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $75,400 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$658,460
Distribution fees payable to LFD	86,000
Shareholder servicing fees payable to Lincoln Life	29,062
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$540,700,812
Sales	659,233,410
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$641,498,548
Aggregate unrealized appreciation of investments	$564,269,363
Aggregate unrealized depreciation of investments	(8,688,253)
Net unrealized appreciation of investments	$555,581,110
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 6,782,686	$—	$ —	$ 6,782,686
Air Freight & Logistics	1,217,408	—	—	1,217,408
Auto Components	1,250,784	—	—	1,250,784
Banks	2,501,507	—	—	2,501,507
Beverages	8,788,730	—	—	8,788,730
Biotechnology	79,708,309	—	—	79,708,309
Building Products	9,270,694	—	—	9,270,694
Capital Markets	31,748,518	—	—	31,748,518
Chemicals	3,712,902	—	—	3,712,902
Commercial Services & Supplies	27,149,964	—	—	27,149,964
Communications Equipment	2,035,278	—	—	2,035,278
Construction & Engineering	1,189,524	—	—	1,189,524
Construction Materials	1,737,897	—	—	1,737,897
Containers & Packaging	11,741,198	—	—	11,741,198
Distributors	4,358,250	—	—	4,358,250
Diversified Consumer Services	7,521,477	—	—	7,521,477
Electrical Equipment	16,171,653	—	—	16,171,653
Electronic Equipment, Instruments & Components	34,993,562	—	—	34,993,562
Entertainment	39,401,856	—	—	39,401,856
Food & Staples Retailing	1,946,958	—	—	1,946,958
Food Products	13,007,706	—	—	13,007,706
Health Care Equipment & Supplies	72,930,303	—	—	72,930,303
Health Care Providers & Services	34,477,180	—	—	34,477,180
Health Care Technology	22,414,404	—	—	22,414,404
Hotels, Restaurants & Leisure	29,719,214	—	—	29,719,214
Household Durables	4,039,061	—	—	4,039,061
Household Products	15,910,166	—	—	15,910,166
Insurance	4,445,871	—	—	4,445,871
Interactive Media & Services	33,640,966	—	—	33,640,966
Internet & Direct Marketing Retail	17,356,766	—	—	17,356,766
IT Services	105,652,922	—	—	105,652,922
Life Sciences Tools & Services	36,909,489	—	—	36,909,489
Machinery	12,725,107	—	—	12,725,107
Media	10,588,838	—	—	10,588,838
Metals & Mining	1,060,639	—	—	1,060,639
Multiline Retail	7,384,941	—	—	7,384,941
Oil, Gas & Consumable Fuels	—	—	2,732,557	2,732,557
Pharmaceuticals	16,691,387	—	—	16,691,387
Professional Services	41,813,809	—	—	41,813,809
Road & Rail	10,410,137	—	—	10,410,137
Semiconductors & Semiconductor Equipment	95,429,128	—	—	95,429,128
Software	230,125,528	—	307,226	230,432,754
Specialty Retail	47,397,084	—	—	47,397,084
Technology Hardware, Storage & Peripherals	1,381,810	—	—	1,381,810
Textiles, Apparel & Luxury Goods	15,174,108	—	—	15,174,108
Trading Companies & Distributors	3,312,020	—	—	3,312,020
Convertible Preferred Stocks	—	—	15,963,237	15,963,237
Money Market Fund	848,900	—	—	848,900
Total Investments	$1,178,076,639	$—	$19,003,020	$1,197,079,659
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2020.
Asset Type	Fair Value at December 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Average)
Common Stock	$ 3,039,783	Recent Transaction	#	#
			Enterprise Value to EBITDA multiple (b)	10.0x-12.0x (N/A)
			EBITDA growth rate	100% (N/A)
			Projected future value discount rate (a)	20% (N/A)
			Present Value Factor	0.402
			Projected future value discount rate term	5 years
			Discount for Lack of Marketability (a)	10% (N/A)
Convertible Preferred Stock	$15,963,237	Recent Transaction	#	#
Total	$19,003,020
# No quantitative unobservable inputs significant to the valuation technique were created by the fund’s management.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/19	$3,221,043	$ 7,239,170	$10,460,213
Reclassifications	—	—	—
Purchases	307,226	3,973,551	4,280,777
Sales	(256,254)	—	(256,254)
Transfer In	—	—	—
Transfer Out	—	—	—
Accretion/(amortization)	—	—	—
Net realized gain	—	—	—
Net change in unrealized appreciation (depreciation)	(232,232)	4,750,516	4,518,284
Balance as of 12/31/20	$3,039,783	$15,963,237	$19,003,020
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/20	$ 117,997	$ 4,750,516	$ 4,868,513
During the year ended December 31, 2020, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and passive foreign investment company "PFICs".   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$15,437,894	$9,404,415
Long-term capital gains	52,647,644	57,244,306
Total	$68,085,538	$66,648,721
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 6,011,021
Undistributed long-term capital gains	151,167,028
Net unrealized appreciation	555,581,110
Distributable earnings/(accumulated loss)	$712,759,159
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	3,861,906	2,534,962
Service Class	2,181,459	2,713,964
Shares reinvested:
Standard Class	1,444,718	1,610,617
Service Class	796,132	779,875
	8,284,215	7,639,418
Shares redeemed:
Standard Class	(6,987,145)	(4,514,681)
Service Class	(2,594,408)	(1,515,249)
	(9,581,553)	(6,029,930)
Net increase (decrease)	(1,297,338)	1,609,488
7. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $750 million through April 30, 2021. The Board noted that the net investment
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, and considered that T. Rowe’s subadvisory fee was reduced effective October 1, 2019. The Board considered the fee rates charged to other registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–28

LVIP U.S. Growth Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP U.S. Growth Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 8.50% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its composite benchmark, the U.S. Growth Blended Composite1, returned 18.12% and its broad-based benchmark index, the Russell 1000® Index2, returned 20.96%.
While domestic equity market returns were strong for a second consecutive year, 2020 can be characterized by three distinct periods. January 1st through February 19th was a constructive period, as 2020 economic growth was expected to continue at the same solid pace as 2019. However, as markets began to anticipate the economic impact of the rapid onset of the COVID-19 pandemic and the ensuing recession, the S&P 500®Index3 declined 35% from February 19th through March 23rd, with the CBOE Volatility Index (VIX)4 rising from 15 to a high of nearly 83 as evidence of the volatility incurred during this period. From March 23rd through the end of the year, investors began to anticipate a post-pandemic economic rebound, which led to a domestic equity market recovery that eradicated the losses of the short-lived bear market and allowed the S&P 500® Index to finish the year at a record high.
Domestic fixed income also generated solid returns in 2020. After a relatively normal start to the year, the US Federal Reserve preemptively cut the Fed Funds rate to near zero and instituted $2.3 trillion in lending programs as it became clear that both monetary and fiscal stimulus would be required to offset the anticipated steep declines in economic activity that would result from safety measures taken to contain the COVID-19 pandemic. Consequently, return patterns were analogous to those seen in the equity markets. The year started normally, but there was significant movement in rates between February 19th and March 23rd, as the 10-year Treasury yield reached an intraday record low of 0.32% on March 9th, while investment grade corporate and high yield bonds incurred losses during this period. Ultimately, corporate bonds recovered to erase all losses and generated solid returns for the year. The 10-year Treasury yield settled at 0.92% at year end, down from 1.92% at the end of 2019.
Finally, there continued to be dispersion in performance across investment styles and geographies. Like 2017 – 2019, growth stocks continued to materially outperform value. Also, in recent years, large cap equities materially outperformed small caps and US equities outperformed non-US equities, but that began to change in 2020. Specifically, domestic small caps outperformed large caps while domestic large caps and emerging market equities recorded nearly identical returns. But non-US equities in developed markets continued to lag US equities. An emerging trend that bears watching as 2020 ended was that value had a strong fourth quarter relative to growth.
The LVIP U.S. Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed funds, passive index funds and structured funds. The performance of the Fund and its underlying funds were impacted by market conditions and style factors during
2020. From a return standpoint, US equities broadly outperformed fixed income on a relative basis. During 2020, US equity allocations to growth biased funds generally contributed positively to performance. Conversely, US equity allocations to value biased funds generally delivered returns below the composite index returns. The fixed income allocations within the Fund delivered varied returns in 2020. The Fund’s exposure to core bonds generally outperformed the fixed income portion of the composite index. Conversely, allocations to short duration and high yield detracted from returns on a relative basis.
The risk management overlay of the Fund had a negative impact on relative performance in 2020. Driven by the COVID-19 pandemic and massive fiscal and monetary stimulus, the global equity markets experienced an unprecedented V-shaped market with extreme volatility, accompanied by high speed of market decline and recovery. The risk management overlay worked as designed and delivered material reduction of Fund volatility and maximum drawdown that were both beneficial to shareholders.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,012 for the Standard Class shares and to $13,816 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $17,457 and $20,359, respectively. Earnings from a variable annuity investment compound

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund
2020 Annual Report Commentary (unaudited) (continued)
tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 8.50%
Five Years	+ 7.78%
Inception (5/1/15)	+ 6.13%
Service Class Shares
One Year	+ 8.24%
Five Years	+ 7.51%
Inception (5/1/15)	+ 5.87%
1. U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors' consensus view of future (30-day) expected stock market volatility.
LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,125.70	0.29%	$1.55
Service Class Shares	1,000.00	1,124.30	0.54%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.01%
Investment Companies	97.01%
Equity Funds	68.69%
Fixed Income Funds	27.36%
Global Equity Fund	0.96%
Unaffiliated Investment	2.84%
Investment Company	2.84%
Money Market Fund	2.84%
Total Investments	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%
LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2020
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.01%
INVESTMENT COMPANIES–97.01%
Equity Funds–68.69%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	539,772	$ 44,167,941
LVIP MFS Value Fund	5,148,314	244,066,132
LVIP SSGA Mid-Cap Index Fund	3,442,929	43,942,100
LVIP SSGA S&P 500 Index Fund	15,012,827	361,613,951
LVIP SSGA Small-Cap Index Fund	2,072,983	74,438,751
LVIP SSGA Small-Mid Cap 200 Fund	3,439,992	45,373,495
LVIP T. Rowe Price Growth Stock Fund	3,900,850	252,010,514
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,963,564	71,960,703
LVIP Wellington Mid-Cap Value Fund	2,694,051	69,792,095
		1,207,365,682
Fixed Income Funds–27.36%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Bond Fund	9,320,650	134,254,644
LVIP JPMorgan High Yield Fund	3,971,751	42,195,877
LVIP PIMCO Low Duration Bond Fund	1,713,514	17,280,789
LVIP SSGA Bond Index Fund	11,982,922	144,478,094
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Short-Term Bond Index Fund	709,744	$ 7,401,922
LVIP Western Asset Core Bond Fund	12,555,817	135,376,818
		480,988,144
Global Equity Fund–0.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	1,943,329	16,930,283
		16,930,283
Total Affiliated Investments (Cost $1,304,914,772)		1,705,284,109
UNAFFILIATED INVESTMENT–2.84%
INVESTMENT COMPANY–2.84%
Money Market Fund–2.84%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	49,812,766	49,812,766
Total Unaffiliated Investment (Cost $49,812,766)		49,812,766

TOTAL INVESTMENTS–99.85% (Cost $1,354,727,538)	1,755,096,875
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	2,722,309
NET ASSETS APPLICABLE TO 145,503,907 SHARES OUTSTANDING–100.00%	$1,757,819,184

✧✧ Standard Class shares.
LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
62	E-mini Russell 2000 Index	$ 6,121,880	$ 5,951,384	3/19/21	$ 170,496	$—
208	E-mini S&P 500 Index	38,987,520	38,073,691	3/19/21	913,829	—
33	E-mini S&P MidCap 400 Index	7,601,550	7,399,385	3/19/21	202,165	—
Total Futures Contracts					$1,286,490	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Affiliated investments, at value	$1,705,284,109
Unaffiliated investments, at value	49,812,766
Cash collateral held at broker for futures contracts	3,105,500
Variation margin due from broker on futures contracts	264,058
Receivable for fund shares sold	140,464
Receivable for securities sold	82,197
Prepaid expenses	5,710
Dividends and interest receivable	1,149
TOTAL ASSETS	1,758,695,953
LIABILITIES:
Due to manager and affiliates	759,613
Payable for fund shares redeemed	75,019
Other accrued expenses payable	42,137
TOTAL LIABILITIES	876,769
TOTAL NET ASSETS	$1,757,819,184
Affiliated investments, at cost	$1,304,914,772
Unaffiliated investments, at cost	49,812,766
Standard Class:
Net Assets	$ 14,053,486
Shares Outstanding	1,162,172
Net Asset Value Per Share	$ 12.092
Service Class:
Net Assets	$1,743,765,698
Shares Outstanding	144,341,735
Net Asset Value Per Share	$ 12.081
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$1,502,729,625
Distributable earnings/(accumulated loss)	255,089,559
TOTAL NET ASSETS	$1,757,819,184
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated investments	$ 24,076,601
Dividends from unaffiliated investments	194,867
24,271,468
EXPENSES:
Management fees	3,939,134
Distribution fees-Service Class	3,906,428
Shareholder servicing fees	456,940
Accounting and administration expenses	183,934
Professional fees	53,526
Custodian fees	50,365
Reports and statements to shareholders	46,849
Trustees’ fees and expenses	38,533
Consulting fees	4,033
Pricing fees	546
Other	23,080
8,703,368
Less:
Management fees waived	(108,401)
Total operating expenses	8,594,967
NET INVESTMENT INCOME	15,676,501
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(13,380,820)
Distributions from affiliated investment companies	30,723,082
Futures contracts	(108,450,735)
Net realized loss	(91,108,473)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	211,878,173
Futures contracts	1,425,160
Net change in unrealized appreciation (depreciation)	213,303,333
NET REALIZED AND UNREALIZED GAIN	122,194,860
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 137,871,361
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,676,501	$ 16,963,542
Net realized gain (loss)	(91,108,473)	581,261
Net change in unrealized appreciation (depreciation)	213,303,333	182,048,415
Net increase in net assets resulting from operations	137,871,361	199,593,218
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(295,948)	(840,191)
Service Class	(33,491,608)	(69,475,662)
	(33,787,556)	(70,315,853)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,610,119	5,303,513
Service Class	212,647,435	308,774,479
Reinvestment of dividends and distributions:
Standard Class	295,948	840,191
Service Class	33,491,608	69,475,662
	251,045,110	384,393,845
Cost of shares redeemed:
Standard Class	(8,856,151)	(2,217,798)
Service Class	(104,279,473)	(75,589,773)
	(113,135,624)	(77,807,571)
Increase in net assets derived from capital share transactions	137,909,486	306,586,274
NET INCREASE IN NET ASSETS	241,993,291	435,863,639
NET ASSETS:
Beginning of year	1,515,825,893	1,079,962,254
End of year	$1,757,819,184	$1,515,825,893
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 11.393	$ 10.250	$ 10.960	$ 9.769	$ 9.507
Income (loss) from investment operations:
Net investment income[2]	0.140	0.172	0.175	0.135	0.145
Net realized and unrealized gain (loss)	0.822	1.570	(0.681)	1.352	0.243
Total from investment operations	0.962	1.742	(0.506)	1.487	0.388
Less dividends and distributions from:
Net investment income	(0.202)	(0.177)	(0.202)	(0.178)	(0.126)
Net realized gain	(0.061)	(0.422)	(0.002)	(0.118)	—
Total dividends and distributions	(0.263)	(0.599)	(0.204)	(0.296)	(0.126)
Net asset value, end of period	$ 12.092	$ 11.393	$ 10.250	$ 10.960	$ 9.769
Total return[3]	8.50%	17.18%	(4.62%)	15.22%	4.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,053	$ 17,450	$ 12,113	$ 6,015	$ 3,775
Ratio of expenses to average net assets[4]	0.29%	0.30%	0.30%	0.29%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.43%	0.75%	0.74%	0.73%
Ratio of net investment income to average net assets	1.25%	1.56%	1.60%	1.27%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.42%	1.15%	0.82%	1.05%
Portfolio turnover	30%	17%	24%	14%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 11.385	$ 10.248	$ 10.959	$ 9.769	$ 9.508
Income (loss) from investment operations:
Net investment income[2]	0.112	0.144	0.148	0.108	0.120
Net realized and unrealized gain (loss)	0.820	1.567	(0.680)	1.352	0.243
Total from investment operations	0.932	1.711	(0.532)	1.460	0.363
Less dividends and distributions from:
Net investment income	(0.175)	(0.152)	(0.177)	(0.152)	(0.102)
Net realized gain	(0.061)	(0.422)	(0.002)	(0.118)	—
Total dividends and distributions	(0.236)	(0.574)	(0.179)	(0.270)	(0.102)
Net asset value, end of period	$ 12.081	$ 11.385	$ 10.248	$ 10.959	$ 9.769
Total return[3]	8.24%	16.88%	(4.86%)	14.94%	3.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,743,766	$1,498,376	$1,067,849	$949,388	$624,051
Ratio of expenses to average net assets[4]	0.54%	0.55%	0.55%	0.54%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.68%	1.00%	0.99%	0.98%
Ratio of net investment income to average net assets	1.00%	1.31%	1.35%	1.02%	1.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	1.17%	0.90%	0.57%	0.80%
Portfolio turnover	30%	17%	24%	14%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   Effective May 1, 2020, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$96,130
Legal	17,004
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,286 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$352,615
Distribution fees payable to LFD	364,390
Shareholder servicing fees payable to Lincoln Life	42,608
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2020, were as follows:
	Value 12/31/19	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20	Number of Shares 12/31/20	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.01%@
Equity Funds-68.69%@
✧✧LVIP Baron Growth Opportunities Fund	$ 49,183,298	$ 11,624,129	$ 30,827,379	$ 4,481,303	$ 9,706,590	$ 44,167,941	539,772	$ —	$ 839,869
✧✧LVIP MFS Value Fund	213,916,694	64,487,516	47,052,717	(2,550,842)	15,265,481	244,066,132	5,148,314	3,729,400	41,043
✧✧LVIP SSGA Mid-Cap Index Fund	58,369,123	17,728,944	36,536,899	(4,618,668)	8,999,600	43,942,100	3,442,929	593,734	1,922,080
✧✧LVIP SSGA S&P 500 Index Fund	296,730,504	80,131,347	67,762,528	(2,005,440)	54,520,068	361,613,951	15,012,826	5,146,906	4,607,076
✧✧LVIP SSGA Small-Cap Index Fund	61,409,156	22,478,173	21,500,504	(3,395,683)	15,447,609	74,438,751	2,072,983	642,752	2,446,272
✧✧LVIP SSGA Small-Mid Cap 200 Fund	45,657,774	16,559,980	23,680,157	(4,722,319)	11,558,217	45,373,495	3,439,992	1,063,660	—
✧✧LVIP T. Rowe Price Growth Stock Fund	213,278,243	43,592,671	69,699,899	5,178,433	59,661,066	252,010,514	3,900,850	—	9,049,867
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	60,877,126	19,417,060	23,302,723	315,938	14,653,302	71,960,703	1,963,564	—	4,178,575
✧✧LVIP Wellington Mid-Cap Value Fund	61,691,269	29,221,834	22,039,716	(3,604,915)	4,523,623	69,792,095	2,694,051	547,824	4,253,789
Fixed Income Funds-27.36%@
✧✧LVIP Delaware Bond Fund	101,748,058	60,015,000	31,145,809	(783,453)	4,420,848	134,254,644	9,320,650	3,069,321	2,707,009
✧✧LVIP JPMorgan High Yield Fund	33,802,878	14,076,585	5,774,133	(586,451)	676,998	42,195,877	3,971,751	1,950,106	—
✧✧LVIP PIMCO Low Duration Bond Fund	25,922,684	3,213,187	12,215,798	(184,394)	545,110	17,280,789	1,713,514	290,180	81,192
✧✧LVIP SSGA Bond Index Fund	126,111,100	50,324,614	37,796,397	89,125	5,749,652	144,478,094	11,982,922	3,052,498	—
✧✧LVIP SSGA Short-Term Bond Index Fund	6,016,649	3,110,965	1,766,570	(44,257)	85,135	7,401,922	709,744	128,742	8,332
✧✧LVIP Western Asset Core Bond Fund	102,759,269	51,368,483	24,740,570	(492,498)	6,482,134	135,376,818	12,555,817	2,982,339	—
Global Equity Fund-0.96%@
✧✧LVIP BlackRock Global Real Estate Fund	14,977,658	5,994,589	3,168,005	(456,699)	(417,260)	16,930,283	1,943,329	879,139	587,978
Total	$1,472,451,483	$493,345,077	$459,009,804	$(13,380,820)	$211,878,173	$1,705,284,109		$24,076,601	$30,723,082

@ As a percentage of Net Assets as of December 31, 2020.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$493,345,076
Sales	459,009,801
LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,388,773,069
Aggregate unrealized appreciation of investments and derivatives	$ 366,323,805
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 366,323,805
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$1,705,284,109	$—	$—	$1,705,284,109
Unaffiliated Investment Company	49,812,766	—	—	49,812,766
Total Investments	$1,755,096,875	$—	$—	$1,755,096,875
Derivatives:
Assets:
Futures Contracts	$ 1,286,490	$—	$—	$ 1,286,490
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$25,074,807	$28,144,353
Long-term capital gains	8,712,749	42,171,500
Total	$33,787,556	$70,315,853
LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,091,368
Undistributed long-term capital gains	14,999,075
Other temporary differences	(134,324,686)
Net unrealized appreciation	366,323,802
Distributable earnings/(accumulated loss)	$ 255,089,559
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to tax treatment of distributions received from Underlying Funds and re-designation of dividends and distributions:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(3)	$3
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	416,269	476,254
Service Class	19,177,846	28,014,927
Shares reinvested:
Standard Class	24,940	75,291
Service Class	2,831,978	6,243,255
	22,451,033	34,809,727
Shares redeemed:
Standard Class	(810,686)	(201,615)
Service Class	(9,276,545)	(6,851,846)
	(10,087,231)	(7,053,461)
Net increase	12,363,802	27,756,266
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP U.S. Growth Allocation Managed Risk Fund–15

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$1,286,490	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2020. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(120,277,038)	$1,286,490
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	11,826,303	138,670
Total		$(108,450,735)	$1,425,160
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$310,614,718	$232,338,118
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP U.S. Growth Allocation Managed Risk Fund–16

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one- and three-year periods, as applicable, ended March 31, 2020. With respect to the Risk-Management Sleeve, the Board considered complex-wide performance information based on peer groups provided by Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP U.S. Growth Allocation Managed Risk Fund–19

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP U.S. Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (U.S. Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was above the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, and considered that Milliman’s subadvisory fee was reduced effective May 1, 2020. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP U.S. Growth Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP U.S. Growth Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP U.S. Growth Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP U.S. Growth Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP U.S. Growth Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP U.S. Growth Allocation Managed Risk Fund–25

LVIP Wellington Capital Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Wellington Capital Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 43.03% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 1000® Growth Index1, returned 38.49%.
U.S. equities, as measured by the S&P 500® Index2, posted positive results during the twelve-month period ended 31 December 2020. This year, equity markets witnessed a historic drop and remarkable recovery. U.S. equities fell sharply in March as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. The U.S. Federal Reserve (Fed) introduced a massive package of policy measures to support financial markets and the economy, including a sizable reduction in interest rates. U.S. equities recovered over the next three quarters driven by better-than-expected corporate earnings, economic resilience, and substantial monetary support from the Fed. In the fourth quarter, equities rose sharply as positive vaccine news supported optimism of a broad reopening of the U.S. economy in 2021.
The Fund outperformed its benchmark during the twelve-month period ended 31 December 2020. Stock selection was the primary driver of relative outperformance during the period. Strong security selection in health care, industrials, and financials more than offset weaker selection in consumer discretionary. Sector allocation, a residual of our bottom-up stock selection process, also contributed to relative performance during the period—in particular, an overweight allocation to the information technology sector and an underweight allocation to the health care sector. Conversely, an overweight to the financials and industrials sectors detracted from relative performance.
Top contributors to relative performance during the period included the Fund’s overweight positions in electronic signature company DocuSign (information technology) and digital payments platforms Square (information technology) and PayPal (information technology). The Fund maintained a position in all three names at the end of the period.
Top detractors from relative performance during the period included not owning Tesla3 (consumer discretionary), a manufacturer of fully electric vehicles and energy storage systems; an overweight position in FleetCor Technologies (information technology), a provider of fuel cards and payment services to commercial truck fleets; and an underweight position in Apple (information technology), a multinational technology company. The Fund maintained a position in all three names at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the information technology and financial sectors, while the largest underweights were to health care, consumer discretionary, and consumer staples.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:	Andrew J. Shilling
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $50,052. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $48,929. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 43.03%
Five Years	+ 22.76%
Ten Years	+ 17.47%
Service Class Shares
One Year	+ 42.67%
Five Years	+ 22.45%
Ten Years	+ 17.18%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growthvalues.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund
2020 Annual Report Commentary (unaudited) (continued)
3. Security was not held in the Fund as of 12/31/2020.
LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,240.00	0.71%	$4.00
Service Class Shares	1,000.00	1,238.50	0.96%	5.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.61
Service Class Shares	1,000.00	1,020.40	0.96%	4.88

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.87%
Aerospace & Defense	1.25%
Beverages	3.05%
Biotechnology	0.89%
Capital Markets	1.86%
Commercial Services & Supplies	1.22%
Consumer Finance	1.34%
Electronic Equipment, Instruments & Components	1.08%
Entertainment	0.86%
Equity Real Estate Investment Trusts	0.48%
Health Care Equipment & Supplies	3.85%
Health Care Providers & Services	1.56%
Hotels, Restaurants & Leisure	1.08%
Insurance	2.41%
Interactive Media & Services	9.72%
Internet & Direct Marketing Retail	9.16%
IT Services	14.02%
Life Sciences Tools & Services	1.79%
Machinery	0.24%
Professional Services	2.88%
Road & Rail	2.12%
Semiconductors & Semiconductor Equipment	5.43%
Software	21.24%
Specialty Retail	3.36%
Technology Hardware, Storage & Peripherals	8.33%
Textiles, Apparel & Luxury Goods	0.65%
Money Market Fund	0.16%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	8.33%
Amazon.com	7.92%
Microsoft	7.18%
Alphabet Class C	4.60%
Facebook Class A	3.29%
Mastercard Class A	2.74%
PayPal Holdings	2.61%
Adobe	2.21%
Advanced Micro Devices	2.11%
salesforce.com	2.08%
Total	43.07%

IT–Information Technology

LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.87%
Aerospace & Defense–1.25%
†Airbus SE Sponsored ADR	146,262	$ 3,995,878
Northrop Grumman	22,328	6,803,788
		10,799,666
Beverages–3.05%
Constellation Brands Class A	73,712	16,146,614
†Monster Beverage	109,996	10,172,430
		26,319,044
Biotechnology–0.89%
†Biogen	8,364	2,048,009
†Seagen	32,298	5,656,672
		7,704,681
Capital Markets–1.86%
Blackstone Group Class A	75,629	4,901,515
MarketAxess Holdings	10,338	5,898,449
S&P Global	15,864	5,214,973
		16,014,937
Commercial Services & Supplies–1.22%
†Copart	82,977	10,558,823
		10,558,823
Consumer Finance–1.34%
American Express	95,347	11,528,406
		11,528,406
Electronic Equipment, Instruments & Components–1.08%
CDW	70,692	9,316,499
		9,316,499
Entertainment–0.86%
†Walt Disney	41,010	7,430,192
		7,430,192
Equity Real Estate Investment Trusts–0.48%
Equinix	5,815	4,152,957
		4,152,957
Health Care Equipment & Supplies–3.85%
†ABIOMED	36,707	11,900,409
†Boston Scientific	268,851	9,665,194
Danaher	12,080	2,683,451
†Edwards Lifesciences	51,951	4,739,490
†Penumbra	24,123	4,221,525
		33,210,069
Health Care Providers & Services–1.56%
UnitedHealth Group	38,345	13,446,825
		13,446,825
Hotels, Restaurants & Leisure–1.08%
†Airbnb Class A	9,617	1,411,775
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†DraftKings Class A	169,521	$ 7,892,898
		9,304,673
Insurance–2.41%
†Markel	5,351	5,529,188
Marsh & McLennan	54,013	6,319,521
Progressive	90,944	8,992,543
		20,841,252
Interactive Media & Services–9.72%
†Alphabet Class C	22,675	39,723,879
†Facebook Class A	103,988	28,405,362
†Match Group	29,112	4,401,443
†Twitter	71,423	3,867,555
†ZoomInfo Technologies Class A	154,776	7,464,847
		83,863,086
Internet & Direct Marketing Retail–9.16%
†Alibaba Group Holding ADR	26,389	6,141,512
†Amazon.com	20,995	68,379,245
†Booking Holdings	2,055	4,577,040
		79,097,797
IT Services–14.02%
Fidelity National Information Services	82,551	11,677,665
†FleetCor Technologies	55,459	15,130,879
Global Payments	57,224	12,327,194
Mastercard Class A	66,346	23,681,541
†PayPal Holdings	96,060	22,497,252
†Shopify Class A	4,097	4,637,599
†Square Class A	72,065	15,684,227
Visa Class A	70,036	15,318,974
		120,955,331
Life Sciences Tools & Services–1.79%
†Illumina	29,539	10,929,430
†Mettler-Toledo International	3,952	4,504,015
		15,433,445
Machinery–0.24%
IDEX	10,575	2,106,540
		2,106,540
Professional Services–2.88%
Equifax	20,388	3,931,622
IHS Markit	90,365	8,117,488
TransUnion	128,873	12,786,779
		24,835,889
Road & Rail–2.12%
Canadian National Railway	62,854	6,904,512
JB Hunt Transport Services	28,366	3,876,214
LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
†Uber Technologies	148,121	$ 7,554,171
		18,334,897
Semiconductors & Semiconductor Equipment–5.43%
†Advanced Micro Devices	198,689	18,221,768
Microchip Technology	101,980	14,084,458
Monolithic Power Systems	7,954	2,912,994
NVIDIA	22,286	11,637,749
		46,856,969
Software–21.24%
†Adobe	38,148	19,078,578
†Autodesk	50,119	15,303,335
†Ceridian HCM Holding	30,760	3,277,786
†DocuSign	17,990	3,999,177
Intuit	21,138	8,029,269
Microsoft	278,466	61,936,408
†salesforce.com	80,648	17,946,599
†ServiceNow	23,845	13,125,003
†Splunk	46,635	7,922,820
SS&C Technologies Holdings	193,080	14,046,570
†Tyler Technologies	15,255	6,659,113
†Workday Class A	49,956	11,969,957
		183,294,615
Specialty Retail–3.36%
†Burlington Stores	29,189	7,634,383
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Home Depot	17,632	$ 4,683,412
†O'Reilly Automotive	9,895	4,478,180
TJX	178,993	12,223,432
		29,019,407
Technology Hardware, Storage & Peripherals–8.33%
Apple	541,589	71,863,444
		71,863,444
Textiles, Apparel & Luxury Goods–0.65%
†Lululemon Athletica	16,135	5,615,464
		5,615,464
Total Common Stock (Cost $380,462,631)		861,904,908

MONEY MARKET FUND–0.16%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	1,389,379	1,389,379
Total Money Market Fund (Cost $1,389,379)		1,389,379

TOTAL INVESTMENTS–100.03% (Cost $381,852,010)	863,294,287
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(288,046)
NET ASSETS APPLICABLE TO 11,811,735 SHARES OUTSTANDING–100.00%	$863,006,241
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($333,153,797 / 4,455,140 Shares)	$74.780
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($529,852,444 / 7,356,595 Shares)	$72.024
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$297,233,134
Distributable earnings/(accumulated loss)	565,773,107
TOTAL NET ASSETS	$863,006,241

† Non-income producing.
★ Includes $370,847 payable for fund shares redeemed, $43,857 other accrued expenses payable and $588,602 due to manager and affiliates as of December 31, 2020.

LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 4,051,140
Foreign taxes withheld	(16,876)
4,034,264
EXPENSES:
Management fees	4,905,427
Distribution fees-Service Class	1,140,746
Shareholder servicing fees	211,050
Accounting and administration expenses	149,768
Reports and statements to shareholders	67,443
Professional fees	36,397
Trustees’ fees and expenses	17,446
Custodian fees	8,965
Consulting fees	2,852
Pricing fees	1,042
Other	17,365
6,558,501
Less:
Management fees waived	(226,404)
Total operating expenses	6,332,097
NET INVESTMENT LOSS	(2,297,833)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	105,752,371
Foreign currencies	(1,765)
Net realized gain	105,750,606
Net change in unrealized appreciation (depreciation) of investments	163,308,843
NET REALIZED AND UNREALIZED GAIN	269,059,449
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$266,761,616
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (2,297,833)	$ (1,030,916)
Net realized gain	105,750,606	50,146,617
Net change in unrealized appreciation (depreciation)	163,308,843	148,534,713
Net increase in net assets resulting from operations	266,761,616	197,650,414
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(24,592,977)	(16,856,627)
Service Class	(41,445,528)	(32,102,946)
	(66,038,505)	(48,959,573)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	49,585,365	27,881,119
Service Class	92,372,798	46,618,636
Reinvestment of dividends and distributions:
Standard Class	24,592,977	16,856,627
Service Class	41,445,528	32,102,946
	207,996,668	123,459,328
Cost of shares redeemed:
Standard Class	(52,146,607)	(32,007,688)
Service Class	(147,997,530)	(85,898,063)
	(200,144,137)	(117,905,751)
Increase in net assets derived from capital share transactions	7,852,531	5,553,577
NET INCREASE IN NET ASSETS	208,575,642	154,244,418
NET ASSETS:
Beginning of year	654,430,599	500,186,181
End of year	$ 863,006,241	$ 654,430,599
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 56.741	$ 43.556	$ 45.771	$ 35.922	$ 38.974
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.103)	(0.006)	(0.001)	0.033	0.033
Net realized and unrealized gain	23.994	17.676	1.127	12.657	0.102
Total from investment operations	23.891	17.670	1.126	12.690	0.135
Less dividends and distributions from:
Net realized gain	(5.852)	(4.485)	(3.341)	(2.841)	(3.187)
Total dividends and distributions	(5.852)	(4.485)	(3.341)	(2.841)	(3.187)
Net asset value, end of period	$ 74.780	$ 56.741	$ 43.556	$ 45.771	$ 35.922
Total return[2]	43.03%	41.38%	1.35%	35.86%	0.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$333,154	$235,426	$171,308	$170,877	$128,537
Ratio of expenses to average net assets	0.71%	0.73%	0.74%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.76%	0.76%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets	(0.16%)	(0.01%)	(0.00%)	0.08%	0.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.19%)	(0.04%)	(0.02%)	0.07%	0.09%
Portfolio turnover	27%	30%	30%	27%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 54.949	$ 42.392	$ 44.731	$ 35.244	$ 38.390
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.256)	(0.135)	(0.122)	(0.071)	(0.060)
Net realized and unrealized gain	23.183	17.177	1.124	12.399	0.101
Total from investment operations	22.927	17.042	1.002	12.328	0.041
Less dividends and distributions from:
Net realized gain	(5.852)	(4.485)	(3.341)	(2.841)	(3.187)
Total dividends and distributions	(5.852)	(4.485)	(3.341)	(2.841)	(3.187)
Net asset value, end of period	$ 72.024	$ 54.949	$ 42.392	$ 44.731	$ 35.244
Total return[2]	42.67%	41.03%	1.10%	35.52%	(0.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$529,852	$419,005	$328,878	$343,525	$298,355
Ratio of expenses to average net assets	0.96%	0.98%	0.99%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.01%	1.01%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets	(0.41%)	(0.26%)	(0.25%)	(0.17%)	(0.16%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.44%)	(0.29%)	(0.27%)	(0.18%)	(0.16%)
Portfolio turnover	27%	30%	30%	27%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $3,727 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets; 0.70% of the next $150 million; 0.65% on the next $750 million; and 0.60% of the Fund's average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% on the first $100 million of average daily net assets of the Fund; 0.000% on the next $150 million; 0.025% on the next $250 million; and 0.05% on the excess of $500 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$43,880
Legal	7,758
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $59,544 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$457,083
Distribution fees payable to LFD	110,706
Shareholder servicing fees payable to Lincoln Life	20,813
LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2020, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$192,486,676
Sales	251,730,068
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$382,414,030
Aggregate unrealized appreciation of investments	$482,145,438
Aggregate unrealized depreciation of investments	(1,265,181)
Net unrealized appreciation of investments	$480,880,257
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$861,904,908	$—	$—	$861,904,908
Money Market Fund	1,389,379	—	—	1,389,379
Total Investments	$863,294,287	$—	$—	$863,294,287
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment company gains and losses and ordinary loss netting to reduce
LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
short term capital gains.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$17,037,878	$—
Long-term capital gains	49,000,627	48,959,573
Total	$66,038,505	$48,959,573
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 84,892,850
Other temporary differences	1
Net unrealized appreciation	480,880,256
Distributable earnings/(accumulated loss)	$565,773,107
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	756,373	525,385
Service Class	1,476,682	899,331
Shares reinvested:
Standard Class	352,305	319,421
Service Class	616,053	627,723
	3,201,413	2,371,860
Shares redeemed:
Standard Class	(802,650)	(628,741)
Service Class	(2,361,424)	(1,659,787)
	(3,164,074)	(2,288,528)
Net increase	37,339	83,332
7. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Wellington Capital Growth Fund–14

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Capital Growth Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Wellington Capital Growth Fund–16

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP Wellington Capital Growth Fund–17

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was equal to the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Wellington Capital Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Wellington Capital Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington Capital Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Capital Growth Fund–23

LVIP Wellington Mid-Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Wellington Mid-Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Mid-Cap Value Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 1.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Russell 2500™ Value Index1, returned 4.88%.
U.S. equities, as measured by the S&P 500 Index®, posted positive results during the twelve-month period ended 31 December 2020. This year, equity markets witnessed a historic drop and remarkable recovery. U.S. equities fell sharply in March as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. The U.S. Federal Reserve (Fed) introduced a massive package of policy measures to support financial markets and the economy, including a sizable reduction in interest rates. U.S. equities recovered over the next three quarters driven by better-than-expected corporate earnings, economic resilience, and substantial monetary support from the Fed. In the fourth quarter, equities rose sharply as positive vaccine news supported optimism of a broad reopening of the U.S. economy in 2021.
Returns during the period varied by market-cap. Small cap stocks, as measured by the Russell 2000 Index®, and large-cap stocks, as measured by the S&P 500 Index®, outperformed mid-cap stocks, as measured by the S&P MidCap 400 Index®.
The Fund underperformed its benchmark during the twelve-month period ended 31 December 2020. Relative underperformance was driven by security selection, particularly in the communication services, consumer discretionary, and materials sectors. This was partially offset by stronger selection in financials, health care, and real estate. Sector allocation, a residual of our bottom-up stock selection process, contributed to relative results; in particular, the Fund’s overweight allocations to health care, information technology, and materials. In contrast, underweights in communication services, energy, and consumer staples detracted.
Top relative detractors during the period included overweight positions in Noble Energy (energy)and Diamondback Energy (energy)—both oil exploration and production companies; and an overweight holding in Carpenter Technology (materials), a stainless steel and alloy company. The Fund eliminated its positions in Noble Energy and Carpenter Technology during the period.
Top contributors to relative performance during the period included an overweight position in Molina Healthcare (health care), a managed care insurance provider; an out-of-benchmark holding in Lennar (consumer discretionary), a homebuilding company; and an overweight holding in MKS Instruments (information technology), a provider of instruments and systems that control and analyze gases in semiconductors. The Fund maintained a position in all three names at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the information technology, financials, and industrials sectors, while the largest underweights were to consumer discretionary, communication services, and utilities.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:	Greg J. Garabedian
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/10 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Mid-Cap Value Fund Standard Class shares on 12/31/10. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,460. For comparison, look at how the Russell 2500™ Value Index did over the same period. The same $10,000 investment would have increased to $24,401. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 1.77%
Five Years	+ 7.82%
Ten Years	+ 8.90%
Service Class Shares
One Year	+ 1.52%
Five Years	+ 7.55%
Ten Years	+ 8.63%
1. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Wellington Mid-Cap Value Fund–1

LVIP Wellington Mid-Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,304.30	0.83%	$4.81
Service Class Shares	1,000.00	1,302.60	1.08%	6.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.00	0.83%	$4.22
Service Class Shares	1,000.00	1,019.70	1.08%	5.48

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Wellington Mid-Cap Value Fund–2

LVIP Wellington Mid-Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.24%
Aerospace & Defense	0.85%
Auto Components	1.21%
Banks	11.28%
Building Products	2.81%
Chemicals	2.72%
Commercial Services & Supplies	2.16%
Communications Equipment	4.56%
Construction Materials	0.59%
Consumer Finance	1.20%
Containers & Packaging	1.53%
Diversified Financial Services	1.92%
Electric Utilities	2.18%
Electrical Equipment	0.85%
Electronic Equipment, Instruments & Components	1.97%
Equity Real Estate Investment Trusts	9.73%
Food & Staples Retailing	1.69%
Food Products	1.51%
Health Care Equipment & Supplies	4.41%
Health Care Providers & Services	3.43%
Hotels, Restaurants & Leisure	2.38%
Household Durables	1.64%
Insurance	8.49%
IT Services	2.66%
Machinery	10.98%
Media	1.05%
Metals & Mining	1.58%
Oil, Gas & Consumable Fuels	2.10%
Road & Rail	0.92%
Semiconductors & Semiconductor Equipment	3.36%
Software	0.49%
Textiles, Apparel & Luxury Goods	4.78%
Thrifts & Mortgage Finance	1.14%
Trading Companies & Distributors	1.07%
Master Limited Partnership	0.31%
Money Market Fund	0.04%
Total Investments	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Lumentum Holdings	2.18%
Clean Harbors	2.16%
Western Alliance Bancorp	2.06%
Gaming and Leisure Properties	1.95%
Voya Financial	1.92%
Celanese	1.80%
Encompass Health	1.76%
Steven Madden	1.75%
Synovus Financial	1.74%
MKS Instruments	1.72%
Total	19.04%

LVIP Wellington Mid-Cap Value Fund–3

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets
December 31, 2020
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.24%
Aerospace & Defense–0.85%
Moog Class A	30,844	$ 2,445,929
		2,445,929
Auto Components–1.21%
Gentex	102,798	3,487,936
		3,487,936
Banks–11.28%
Atlantic Union Bankshares	147,027	4,843,069
BancorpSouth Bank	119,465	3,278,120
South State	65,595	4,742,519
Sterling Bancorp	208,948	3,756,885
Synovus Financial	154,104	4,988,347
Western Alliance Bancorp	98,815	5,923,959
Zions Bancorp	112,260	4,876,574
		32,409,473
Building Products–2.81%
Fortune Brands Home & Security	21,504	1,843,323
†JELD-WEN Holding	159,246	4,038,479
†PGT Innovations	107,216	2,180,773
		8,062,575
Chemicals–2.72%
Celanese	39,707	5,159,528
FMC	23,186	2,664,767
		7,824,295
Commercial Services & Supplies–2.16%
†Clean Harbors	81,564	6,207,020
		6,207,020
Communications Equipment–4.56%
†Ciena	57,803	3,054,889
†F5 Networks	21,506	3,783,766
†Lumentum Holdings	66,098	6,266,090
		13,104,745
Construction Materials–0.59%
Buzzi Unicem	70,976	1,694,389
		1,694,389
Consumer Finance–1.20%
SLM	277,869	3,442,797
		3,442,797
Containers & Packaging–1.53%
†Crown Holdings	43,910	4,399,782
		4,399,782
Diversified Financial Services–1.92%
Voya Financial	93,980	5,526,964
		5,526,964
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–2.18%
Alliant Energy	34,824	$ 1,794,481
Evergy	48,568	2,696,010
Portland General Electric	41,146	1,759,814
		6,250,305
Electrical Equipment–0.85%
EnerSys	29,415	2,443,210
		2,443,210
Electronic Equipment, Instruments & Components–1.97%
†Coherent	17,070	2,560,841
†Rogers	20,000	3,105,800
		5,666,641
Equity Real Estate Investment Trusts–9.73%
American Assets Trust	82,916	2,394,614
American Campus Communities	68,041	2,910,113
Americold Realty Trust	81,943	3,058,932
Essential Properties Realty Trust	189,443	4,016,192
First Industrial Realty Trust	54,153	2,281,466
Gaming and Leisure Properties	132,364	5,612,234
Highwoods Properties	87,159	3,454,111
Host Hotels & Resorts	113,586	1,661,763
Life Storage	21,474	2,563,781
		27,953,206
Food & Staples Retailing–1.69%
†U.S. Foods Holding	145,478	4,845,872
		4,845,872
Food Products–1.51%
†Post Holdings	27,868	2,814,947
†Simply Good Foods	49,008	1,536,891
		4,351,838
Health Care Equipment & Supplies–4.41%
†Avanos Medical	45,103	2,069,326
DENTSPLY SIRONA	63,883	3,344,914
Hill-Rom Holdings	29,681	2,907,847
†Hologic	17,526	1,276,419
†Integra LifeSciences Holdings	47,539	3,086,232
		12,684,738
Health Care Providers & Services–3.43%
†Acadia Healthcare	50,620	2,544,161
Encompass Health	61,015	5,045,330
†Molina Healthcare	10,658	2,266,744
		9,856,235
Hotels, Restaurants & Leisure–2.38%
†Denny's	166,655	2,446,495
LVIP Wellington Mid-Cap Value Fund–4

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts	73,831	$ 4,388,515
		6,835,010
Household Durables–1.64%
Leggett & Platt	44,424	1,967,983
Lennar Class A	35,992	2,743,670
		4,711,653
Insurance–8.49%
Alleghany	4,838	2,920,652
Assurant	29,307	3,992,199
CNO Financial Group	221,421	4,922,189
Hanover Insurance Group	41,201	4,817,221
Kemper	55,158	4,237,789
Lancashire Holdings	194,675	1,930,966
RenaissanceRe Holdings	9,571	1,587,063
		24,408,079
IT Services–2.66%
Amdocs	52,349	3,713,115
Leidos Holdings	37,311	3,922,132
		7,635,247
Machinery–10.98%
†Colfax	128,182	4,901,679
†Ingersoll Rand	88,961	4,053,063
John Bean Technologies	33,871	3,856,891
Kennametal	122,250	4,430,340
†Meritor	104,469	2,915,730
†Middleby	23,271	3,000,097
Rexnord	97,918	3,866,782
†SPX FLOW	77,900	4,515,084
		31,539,666
Media–1.05%
TEGNA	217,215	3,030,149
		3,030,149
Metals & Mining–1.58%
Reliance Steel & Aluminum	37,867	4,534,573
		4,534,573
Oil, Gas & Consumable Fuels–2.10%
Delek US Holdings	114,369	1,837,910
Diamondback Energy	86,708	4,196,667
		6,034,577
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–0.92%
Knight-Swift Transportation Holdings	63,311	$ 2,647,666
		2,647,666
Semiconductors & Semiconductor Equipment–3.36%
MKS Instruments	32,918	4,952,513
†Onto Innovation	51,484	2,448,064
†Tower Semiconductor	87,553	2,260,619
		9,661,196
Software–0.49%
SS&C Technologies Holdings	19,196	1,396,509
		1,396,509
Textiles, Apparel & Luxury Goods–4.78%
†Carter's	50,500	4,750,535
†Columbia Sportswear	45,050	3,936,469
†Steven Madden	142,788	5,043,272
		13,730,276
Thrifts & Mortgage Finance–1.14%
MGIC Investment	261,636	3,283,532
		3,283,532
Trading Companies & Distributors–1.07%
†AerCap Holdings	67,712	3,086,313
		3,086,313
Total Common Stock (Cost $212,168,697)		285,192,396
MASTER LIMITED PARTNERSHIP–0.31%
Viper Energy Partners	76,970	894,392
Total Master Limited Partnership (Cost $1,925,880)		894,392

MONEY MARKET FUND–0.04%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 0.01%)	102,738	102,738
Total Money Market Fund (Cost $102,738)		102,738

TOTAL INVESTMENTS–99.59% (Cost $214,197,315)	286,189,526
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.41%	1,182,437
NET ASSETS APPLICABLE TO 11,117,103 SHARES OUTSTANDING–100.00%	$287,371,963
LVIP Wellington Mid-Cap Value Fund–5

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND STANDARD CLASS ($153,274,198 / 5,916,456 Shares)	$25.906
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND SERVICE CLASS ($134,097,765 / 5,200,647 Shares)	$25.785
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$225,694,238
Distributable earnings/(accumulated loss)	61,677,725
TOTAL NET ASSETS	$287,371,963

† Non-income producing.
★ Includes $133,559 payable for fund shares redeemed, $35,203 other accrued expenses payable and $208,430 due to manager and affiliates as of December 31, 2020.

The following were outstanding at December 31, 2020:

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–6

LVIP Wellington Mid-Cap Value Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$ 4,106,397
Foreign taxes withheld	(1,751)
4,104,646
EXPENSES:
Management fees	2,007,051
Distribution fees-Service Class	283,267
Shareholder servicing fees	70,976
Accounting and administration expenses	69,742
Professional fees	28,893
Pricing fees	28,808
Reports and statements to shareholders	28,137
Custodian fees	10,540
Trustees’ fees and expenses	5,965
Consulting fees	2,508
Other	8,817
2,544,704
Less:
Management fees waived	(223,557)
Total operating expenses	2,321,147
NET INVESTMENT INCOME	1,783,499
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(7,429,214)
Foreign currencies	1,452
Net realized loss	(7,427,762)
Net change in unrealized appreciation (depreciation) of:
Investments	21,971,549
Foreign currencies	85
Net change in unrealized appreciation (depreciation)	21,971,634
NET REALIZED AND UNREALIZED GAIN	14,543,872
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,327,371
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,783,499	$ 2,032,790
Net realized gain (loss)	(7,427,762)	16,409,723
Net change in unrealized appreciation (depreciation)	21,971,634	41,531,077
Net increase in net assets resulting from operations	16,327,371	59,973,590
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,039,683)	(9,925,382)
Service Class	(8,391,695)	(9,231,646)
Return of capital:
Standard Class	(135,080)	—
Service Class	(89,370)	—
	(18,655,828)	(19,157,028)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	43,478,883	27,032,437
Service Class	27,973,877	19,594,327
Reinvestment of dividends and distributions:
Standard Class	10,174,763	9,925,382
Service Class	8,481,065	9,231,646
	90,108,588	65,783,792
Cost of shares redeemed:
Standard Class	(35,287,278)	(23,897,199)
Service Class	(25,034,131)	(17,508,200)
	(60,321,409)	(41,405,399)
Increase in net assets derived from capital share transactions	29,787,179	24,378,393
NET INCREASE IN NET ASSETS	27,458,722	65,194,955
NET ASSETS:
Beginning of year	259,913,241	194,718,286
End of year	$287,371,963	$259,913,241
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–7

LVIP Wellington Mid-Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 27.575	$ 22.929	$ 27.870	$ 25.200	$ 22.460
Income (loss) from investment operations:
Net investment income[1]	0.190	0.265	0.173	0.098	0.111
Net realized and unrealized gain (loss)	(0.121)	6.599	(4.079)	3.241	2.823
Total from investment operations	0.069	6.864	(3.906)	3.339	2.934
Less dividends and distributions from:
Net investment income	(0.182)	(0.259)	(0.184)	(0.108)	(0.121)
Net realized gain	(1.533)	(1.959)	(0.851)	(0.561)	(0.073)
Return of capital	(0.023)	—	—	—	—
Total dividends and distributions	(1.738)	(2.218)	(1.035)	(0.669)	(0.194)
Net asset value, end of period	$ 25.906	$ 27.575	$ 22.929	$ 27.870	$ 25.200
Total return[2]	1.77%	30.59%	(14.53%)	13.43%	13.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,274	$134,735	$ 100,655	$123,063	$ 93,907
Ratio of expenses to average net assets	0.83%	0.83%	0.87%	0.88%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.92%	0.92%	0.92%	0.94%
Ratio of net investment income to average net assets	0.85%	1.01%	0.63%	0.36%	0.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.76%	0.92%	0.58%	0.32%	0.46%
Portfolio turnover	77%	54%	58%	38%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–8

LVIP Wellington Mid-Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Mid-Cap Value Fund Service Class
	Year Ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 27.469	$ 22.856	$ 27.780	$ 25.124	$ 22.400
Income (loss) from investment operations:
Net investment income[1]	0.134	0.199	0.104	0.032	0.053
Net realized and unrealized gain (loss)	(0.134)	6.570	(4.059)	3.228	2.808
Total from investment operations	—	6.769	(3.955)	3.260	2.861
Less dividends and distributions from:
Net investment income	(0.134)	(0.197)	(0.118)	(0.043)	(0.064)
Net realized gain	(1.533)	(1.959)	(0.851)	(0.561)	(0.073)
Return of capital	(0.017)	—	—	—	—
Total dividends and distributions	(1.684)	(2.156)	(0.969)	(0.604)	(0.137)
Net asset value, end of period	$ 25.785	$ 27.469	$ 22.856	$ 27.780	$ 25.124
Total return[2]	1.52%	30.27%	(14.75%)	13.15%	12.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,098	$125,178	$ 94,063	$105,476	$ 91,014
Ratio of expenses to average net assets	1.08%	1.08%	1.12%	1.13%	1.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.17%	1.17%	1.17%	1.17%	1.19%
Ratio of net investment income to average net assets	0.60%	0.76%	0.38%	0.11%	0.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.51%	0.67%	0.33%	0.07%	0.21%
Portfolio turnover	77%	54%	58%	38%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–9

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Mid-Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Wellington Mid-Cap Value Fund–10

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2020, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,358 for the year ended December 31, 2020. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $25 million of the Fund's average daily net assets; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $100 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $100 million.   The agreement will continue at least through April 30, 2021, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$14,946
Legal	2,644
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Wellington Mid-Cap Value Fund–11

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,779 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$173,025
Distribution fees payable to LFD	28,398
Shareholder servicing fees payable to Lincoln Life	7,007
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.
For the year ended December 31, 2020, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$206,710,937
Sales	186,377,064
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$222,574,117
Aggregate unrealized appreciation of investments	$ 65,592,535
Aggregate unrealized depreciation of investments	(1,977,126)
Net unrealized appreciation of investments	$ 63,615,409
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Wellington Mid-Cap Value Fund–12

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 2,445,929	$ —	$—	$ 2,445,929
Auto Components	3,487,936	—	—	3,487,936
Banks	32,409,473	—	—	32,409,473
Building Products	8,062,575	—	—	8,062,575
Chemicals	7,824,295	—	—	7,824,295
Commercial Services & Supplies	6,207,020	—	—	6,207,020
Communications Equipment	13,104,745	—	—	13,104,745
Construction Materials	—	1,694,389	—	1,694,389
Consumer Finance	3,442,797	—	—	3,442,797
Containers & Packaging	4,399,782	—	—	4,399,782
Diversified Financial Services	5,526,964	—	—	5,526,964
Electric Utilities	6,250,305	—	—	6,250,305
Electrical Equipment	2,443,210	—	—	2,443,210
Electronic Equipment, Instruments & Components	5,666,641	—	—	5,666,641
Equity Real Estate Investment Trusts	27,953,206	—	—	27,953,206
Food & Staples Retailing	4,845,872	—	—	4,845,872
Food Products	4,351,838	—	—	4,351,838
Health Care Equipment & Supplies	12,684,738	—	—	12,684,738
Health Care Providers & Services	9,856,235	—	—	9,856,235
Hotels, Restaurants & Leisure	6,835,010	—	—	6,835,010
Household Durables	4,711,653	—	—	4,711,653
Insurance	22,477,113	1,930,966	—	24,408,079
IT Services	7,635,247	—	—	7,635,247
Machinery	31,539,666	—	—	31,539,666
Media	3,030,149	—	—	3,030,149
Metals & Mining	4,534,573	—	—	4,534,573
Oil, Gas & Consumable Fuels	6,034,577	—	—	6,034,577
Road & Rail	2,647,666	—	—	2,647,666
Semiconductors & Semiconductor Equipment	9,661,196	—	—	9,661,196
Software	1,396,509	—	—	1,396,509
Textiles, Apparel & Luxury Goods	13,730,276	—	—	13,730,276
Thrifts & Mortgage Finance	3,283,532	—	—	3,283,532
Trading Companies & Distributors	3,086,313	—	—	3,086,313
Master Limited Partnership	894,392	—	—	894,392
Money Market Fund	102,738	—	—	102,738
Total Investments	$282,564,171	$3,625,355	$—	$286,189,526
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2020, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
LVIP Wellington Mid-Cap Value Fund–13

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/20	12/31/19
Ordinary income	$1,787,293	$2,028,503
Long-term capital gains	16,644,085	17,128,525
Return of capital	224,450	—
Total	$18,655,828	$19,157,028
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (1,937,874)
Other temporary differences	(2)
Net unrealized appreciation	63,615,601
Distributable earnings/(accumulated loss)	$61,677,725
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2020, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$1,937,874	$1,937,874
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	2,127,382	1,030,062
Service Class	1,324,655	755,645
Shares reinvested:
Standard Class	483,938	380,965
Service Class	407,759	356,639
	4,343,734	2,523,311
Shares redeemed:
Standard Class	(1,581,073)	(914,772)
Service Class	(1,088,832)	(670,737)
	(2,669,905)	(1,585,509)
Net increase	1,673,829	937,802
7. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP Wellington Mid-Cap Value Fund–14

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 7. Risk Factors (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2020. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Mid-Cap Value Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Mid-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Mid-Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Wellington Mid-Cap Value Fund–16

LVIP Wellington Mid-Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund's expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund's performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund's performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2021. The Board noted that the net investment management fee, giving
LVIP Wellington Mid-Cap Value Fund–17

LVIP Wellington Mid-Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2021 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund's Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Mid-Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and ten-year periods and above the return of the Morningstar peer group median and below the benchmark index for the five-year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Wellington Mid-Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Wellington Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Wellington Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Wellington Mid-Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Mid-Cap Value Fund–23

LVIP Western Asset Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2020

LVIP Western Asset Core Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund
2020 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Western Asset Management Company
The Fund returned 9.00% (Standard Class shares with distributions reinvested) for the year ended December 31, 2020, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 7.51%.
The year 2020 was ultimately dominated by the COVID-19 global pandemic. Economic shutdowns caused severe demand destruction and were further exacerbated by an unexpected price war between Saudi Arabia and Russia in March. By late first quarter, industry-wide demand for cash and forced selling caused severe illiquidity in all markets, and spreads on all credit sectors gapped out to levels not seen since the Great Financial Crisis. In response, policymakers around the globe scrambled to introduce containment measures designed to slow the spread of the virus as well as fiscal and monetary stimulus packages to support both impacted individuals and their national economies.
The second quarter stood in sharp contrast to the first as global risk sentiment rebounded and there was room for cautious optimism around the development of both a vaccine and therapeutic treatments. Later in the quarter, an increasing number of countries and US states moved to ease lockdown restrictions, further bolstering market sentiment. Economic data released throughout the quarter suggested that the trough of the crisis was reached in April. Markets extended their rally during the third quarter and the US economy continued to steadily improve, though most economic measures remained far from where they started the year.
Finally, the fourth quarter proved to be a strong one for risk assets, which rallied despite a number of headwinds, including a sharp rise in COVID-19 case counts. Markets chose to remain forward looking as a number of significant breakthroughs occurred (announcement of COVID-19 vaccine, resolution on US elections) which provided some measures of relief from key macro risks. In late December President Trump signed a $900 billion package that would send immediate aid to individuals and businesses. This boosted risk sentiment as did the passage of several key deals abroad. In Europe, the EU approved a landmark €750 billion recovery plan and a post-Brexit free trade agreement was finalized between the UK and the EU.
Against this unprecedented backdrop, the Fund’s corporate credit exposures, investment grade (IG) and high-yield (fallen angels), were the largest drivers of positive performance. Throughout the year the Fund had an overweight to IG corporate credit; when tactical adds were made to IG credit at wider spread levels during March and April, the Fund benefitted as spreads later tightened significantly. The second largest positive contributor to performance was rates positioning. The Fund’s duration was generally overweight relative to the benchmark, benefitting as rates fell. In terms of detractors, the Fund’s structured product exposures, in aggregate, weighed on performance as most structured sub-sectors did not fully recover from the depths reached in March.
Interest rate derivatives were used to tactically adjust the Fund’s duration and yield curve positioning and credit index derivatives were used to adjust our exposure to credit index spread levels.
Portfolio Managers:
Western Asset Management Company:	John Bellows S. Kenneth Leech Mark S. Lindbloom Frederick R. Marki Julien Scholnick
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/14/16 through 12/31/20
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund shares on 7/14/16 (commencement of operations). As the chart shows, by 12/31/20, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,045 for the Standard Class shares and increased to $11,911 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,759. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund
2020 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/20
Standard Class Shares
One Year	+ 9.00%
Inception (7/14/16)	+ 4.25%
Service Class Shares
One Year	+ 8.73%
Inception (7/14/16)	+ 3.99%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2020 to December 31, 2020
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period 7/1/20 to 12/31/20*
Actual
Standard Class Shares	$1,000.00	$1,035.20	0.51%	$2.61
Service Class Shares	1,000.00	1,034.00	0.76%	3.89
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.60	0.51%	$2.59
Service Class Shares	1,000.00	1,021.30	0.76%	3.86

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2020
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.79%
Agency Commercial Mortgage-Backed Securities	0.64%
Agency Mortgage-Backed Securities	24.91%
Corporate Bonds	36.67%
Aerospace & Defense	1.57%
Agriculture	0.96%
Airlines	0.14%
Apparel	0.25%
Auto Manufacturers	0.38%
Banks	10.78%
Beverages	0.69%
Biotechnology	0.07%
Building Materials	0.03%
Chemicals	0.19%
Commercial Services	0.33%
Computers	0.22%
Cosmetics & Personal Care	0.03%
Diversified Financial Services	0.54%
Electric	1.11%
Environmental Control	0.10%
Food	0.40%
Forest Products & Paper	0.24%
Health Care Products	0.15%
Health Care Services	0.42%
Household Products Ware	0.01%
Housewares	0.03%
Insurance	0.47%
Internet	0.70%
Investment Company Security	0.02%
Iron & Steel	0.48%
Lodging	0.17%
Machinery Diversified	0.17%
Media	1.45%
Mining	1.12%
Miscellaneous Manufacturing	0.72%
Oil & Gas	4.65%
Oil & Gas Services	0.03%
Pharmaceuticals	2.09%
Pipelines	1.64%
Retail	0.87%
Savings & Loans	0.07%
Semiconductors	1.03%
Software	0.49%
Telecommunications	1.65%
Transportation	0.21%
Security Type/Sector	Percentage of Net Assets
Non-Agency Asset-Backed Securities	5.45%
Non-Agency Collateralized Mortgage Obligations	3.23%
Non-Agency Commercial Mortgage-Backed Securities	4.27%
Regional Bonds	0.16%
Sovereign Bonds	5.16%
Supranational Bank	0.02%
U.S. Treasury Obligations	16.48%
Options Purchased	0.00%
Money Market Fund	1.64%
Short-Term Investments	6.56%
Total Investments	105.98%
Options Written	(0.01%)
Liabilities Net of Receivables and Other Assets	(5.97%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	41.04%
AAA	9.74%
AA	7.40%
A	17.40%
BBB	16.58%
BB	1.36%
Non-Rated	0.32%
Short-Term Investments	6.16%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund
Statement of Net Assets
December 31, 2020
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.79%
•Fannie Mae Connecticut Avenue Securities Series 2014-C04 1M2 5.05% (LIBOR01M + 4.90%) 11/25/24	2,445,640	$ 2,507,458
Fannie Mae REMICs
*•Series 2010-100 SV 6.48% (6.63% minus LIBOR01M) 9/25/40	1,927,578	488,887
*•Series 2010-134 SK 5.90% (6.05% minus LIBOR01M) 6/25/38	639,867	6,407
*Series 2012-101 BI 4.00% 9/25/27	122,460	7,127
*•Series 2013-124 SB 5.80% (5.95% minus LIBOR01M) 12/25/43	437,179	90,270
*•Series 2013-54 BS 6.00% (6.15% minus LIBOR01M) 6/25/43	150,245	33,100
*•Series 2016-60 QS 5.95% (6.10% minus LIBOR01M) 9/25/46	1,369,128	284,373
*•Series 2016-61 BS 5.95% (6.10% minus LIBOR01M) 9/25/46	2,513,421	483,211
*•Series 2017-76 SB 5.95% (6.10% minus LIBOR01M) 10/25/57	2,049,061	392,132
*•Series 2017-85 SC 6.05% (6.20% minus LIBOR01M) 11/25/47	432,913	80,387
Series 2020-47 GZ 2.00% 7/25/50	808,033	790,905
*Fannie Mae REMICs
Series 2020-56 DI 2.50% 8/25/50	1,175,679	158,734
Series 2020-57 NI 2.50% 8/25/50	887,928	111,008
Freddie Mac REMICs
*•Series 3973 SA 6.33% (6.49% minus LIBOR01M) 12/15/41	1,010,103	230,548
*•Series 4057 CS 5.89% (6.05% minus LIBOR01M) 4/15/39	530,080	7,613
Series 4793 CB 3.00% 5/15/48	1,848,890	1,960,458
Series 4793 CD 3.00% 6/15/48	1,251,719	1,327,336
Series 4813 CJ 3.00% 8/15/48	1,058,700	1,103,018
*Freddie Mac REMICs
Series 5010 IK 2.50% 9/25/50	686,298	78,055
Series 5010 JI 2.50% 9/25/50	1,477,237	187,026
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
*Freddie Mac REMICs (continued)
Series 5013 IN 2.50% 9/25/50	595,122	$ 78,096
Series 5018 MI 2.00% 10/25/50	1,190,442	149,374
*•Freddie Mac Strips
Series 334 S7 5.94% (6.10% minus LIBOR01M) 8/15/44	1,670,904	340,404
Series 353 S1 5.84% (6.00% minus LIBOR01M) 12/15/46	655,673	142,442
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-DNA3 M2 2.65% (LIBOR01M + 2.50%) 3/25/30	2,070,000	2,094,946
GNMA
* 2.50% 10/20/50	398,059	53,216
* 2.50% 10/20/50	2,091,820	282,979
*•Series 2007-51 SG 6.43% (6.58% minus LIBOR01M) 8/20/37	223,106	50,318
Series 2010-42 PC 5.00% 7/20/39	73,782	75,393
*Series 2013-53 OI 3.50% 4/20/43	1,507,625	140,845
*•Series 2016-135 SB 5.95% (6.10% minus LIBOR01M) 10/16/46	378,068	104,692
*•Series 2016-21 ST 6.00% (6.15% minus LIBOR01M) 2/20/46	2,001,553	443,053
*Series 2016-84 IG 4.50% 11/16/45	3,093,556	510,671
*•Series 2017-H22 IC 2.88% 11/20/67	2,091,769	224,242
•Series 2018-H13 FC 0.44% (LIBOR01M + 0.30%) 7/20/68	656,534	654,090
GNMA
Series 2019-123 A 3.00% 10/20/49	510,651	521,457
*Series 2020-123 IL 2.50% 8/20/50	496,273	66,342
*Series 2020-123 NI 2.50% 8/20/50	1,488,708	199,691
*Series 2020-127 IN 2.50% 8/20/50	694,803	91,216
*Series 2020-129 IE 2.50% 9/20/50	593,031	79,370
*Series 2020-160 VI 2.50% 10/20/50	595,260	81,046
*Series 2020-47 MI 3.50% 4/20/50	1,539,083	235,287
LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*Series 2020-47 NI 3.50% 4/20/50	480,601	$ 77,819
•Series 2020-H12 F 0.65% (LIBOR01M + 0.50%) 7/20/70	198,159	198,607
•Series 2020-H13 FA 0.60% (LIBOR01M + 0.45%) 7/20/70	595,091	594,191
•Series 2020-H13 FC 0.60% (LIBOR01M + 0.45%) 7/20/70	188,155	187,870
Total Agency Collateralized Mortgage Obligations (Cost $17,777,766)		18,005,710
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.64%
Fannie Mae-Aces
2.50% 10/25/37	192,382	202,851
3.27% 2/25/29	1,440,000	1,655,459
3.45% 1/1/29	1,730,000	2,011,129
•Series 2013-M6 1AC 3.44% 2/25/43	83,802	94,085
*•Series 2015-M4 X2 0.38% 7/25/22	12,512,858	34,802
Series 2016-M11 AL 2.94% 7/25/39	412,873	424,003
Series 2018-M15 1A2 3.70% 1/25/36	1,200,000	1,363,722
•Series 2018-M9 APT2 3.12% 4/25/28	98,126	108,830
•Series 2019-M23 3A3 2.72% 10/25/31	599,798	635,253
Series 2019-M27 A2 2.70% 11/25/40	100,000	112,954
Series 2019-M4 A2 3.61% 2/25/31	830,000	997,316
*♦•Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 X1 0.92% 8/25/26	27,427,153	1,263,136
Series K092 X1 0.71% 4/25/29	9,983,022	538,345
Series K094 X1 0.88% 6/25/29	2,996,148	200,030
Series K094 XAM 1.15% 6/25/29	4,850,000	433,801
Series K095 X1 0.95% 6/25/29	2,494,225	177,277
Series K095 XAM 1.24% 6/25/29	1,200,000	114,778
Series K101 X1 0.84% 10/25/29	1,197,844	78,628
Series K735 X1 0.96% 5/25/26	2,464,771	112,462
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
*♦•Freddie Mac Multifamily Structured Pass Through Certificates (continued)
Series K737 X1 0.64% 10/25/26	6,988,617	$ 225,757
Series KC05 X1 1.20% 6/25/27	1,576,829	83,048
GNMA
•Series 2013-107 AD 2.69% 11/16/47	1,037,348	1,093,997
*•Series 2013-50 IO 0.19% 10/16/48	14,954,315	149,908
*•Series 2013-74 IO 0.78% 12/16/53	39,705,196	1,132,305
•Series 2014-17 AM 2.68% 6/16/48	24,299	25,518
*•Series 2016-128 IO 0.86% 9/16/56	14,519,602	785,753
*•Series 2017-145 IO 0.60% 4/16/57	4,136,931	201,033
*•Series 2017-157 IO 0.56% 12/16/59	2,872,289	146,412
*•Series 2017-8 IO 0.65% 8/16/58	3,309,404	157,708
Total Agency Commercial Mortgage-Backed Securities (Cost $15,025,702)		14,560,300
AGENCY MORTGAGE-BACKED SECURITIES–24.91%
Fannie Mae
2.14% 4/1/30	300,000	323,176
2.26% 4/1/30	1,283,028	1,393,209
2.95% 7/1/27	1,447,368	1,610,972
3.04% 6/1/29	1,000,000	1,138,627
3.08% 1/1/28	2,670,000	2,989,755
3.16% 5/1/29	391,958	443,866
3.50% 3/1/57	6,101,950	6,741,616
4.00% 8/1/56	8,089,705	9,017,790
4.00% 6/1/57	1,840,421	2,050,404
4.50% 9/1/57	2,273,244	2,600,110
4.50% 8/1/58	2,527,613	2,889,764
Fannie Mae S.F. 15 yr
1.50% 12/1/35	500,000	516,595
2.50% 6/1/28	289,987	304,946
3.50% 4/1/32	3,021,603	3,314,267
4.00% 1/1/27	590,652	628,444
Fannie Mae S.F. 15 yr TBA 1.50% 1/1/36	17,200,000	17,694,623
Fannie Mae S.F. 20 yr 3.00% 12/1/36	647,108	684,053
Fannie Mae S.F. 30 yr
3.00% 9/1/46	109,130	116,385
3.00% 10/1/46	1,424,267	1,541,965
3.00% 11/1/46	1,844,161	1,939,617
3.00% 12/1/46	896,047	970,469

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 1/1/47	10,332,589	$ 11,221,401
3.00% 2/1/47	1,927,800	2,089,669
3.00% 9/1/48	490,462	518,843
3.00% 9/1/49	3,402,928	3,635,810
3.00% 10/1/49	81,323	86,947
3.00% 11/1/49	2,293,808	2,445,641
3.00% 1/1/50	1,856,694	1,959,649
3.00% 2/1/50	5,532,630	6,000,691
3.00% 4/1/50	352,867	376,105
3.00% 6/1/50	3,499,469	3,739,030
3.00% 7/1/50	495,751	528,197
3.00% 8/1/50	747,035	795,703
3.00% 9/1/50	1,282,045	1,365,584
3.50% 12/1/42	187,405	203,817
3.50% 3/1/43	1,576,464	1,712,544
3.50% 11/1/44	14,626,156	15,988,004
3.50% 2/1/45	204,481	222,131
3.50% 4/1/45	360,916	386,569
3.50% 12/1/46	2,112,350	2,275,730
3.50% 2/1/47	704,938	748,949
3.50% 5/1/47	5,915,236	6,305,141
3.50% 4/1/48	2,375,334	2,580,237
3.50% 11/1/48	8,776,291	9,390,263
3.50% 2/1/49	67,355	73,108
3.50% 7/1/49	4,762,605	5,134,241
3.50% 10/1/49	1,841,386	2,004,596
3.50% 12/1/49	743,560	808,623
3.50% 2/1/50	2,828,982	3,026,419
3.50% 6/1/50	10,181,954	10,863,342
3.50% 8/1/50	1,231,489	1,344,039
4.00% 11/1/42	1,075,378	1,188,328
4.00% 10/1/44	14,775,718	16,323,421
4.00% 4/1/47	133,719	144,856
4.00% 5/1/47	4,148,949	4,509,596
4.00% 8/1/47	1,356,256	1,460,647
4.00% 9/1/47	1,805,769	1,937,935
4.00% 10/1/47	5,160,767	5,536,579
4.00% 12/1/47	159,568	171,164
4.00% 1/1/48	921,306	986,851
4.00% 9/1/48	404,571	436,891
4.00% 11/1/48	662,363	710,231
4.00% 1/1/49	4,999,152	5,335,561
4.00% 5/1/49	399,886	433,154
4.00% 12/1/49	656,312	700,960
4.00% 7/1/50	1,677,256	1,819,384
4.50% 6/1/38	1,320,156	1,458,709
4.50% 6/1/39	1,158,487	1,300,709
4.50% 10/1/41	711,306	795,456
4.50% 1/1/42	2,729,255	3,061,979
4.50% 10/1/43	1,339,861	1,503,959
4.50% 3/1/44	6,885	7,592
4.50% 8/1/44	2,299,744	2,569,205
4.50% 3/1/46	1,904,571	2,143,072
4.50% 6/1/47	334,316	365,577
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 5/1/48	5,603,919	$ 6,122,794
4.50% 6/1/48	820,429	908,043
4.50% 7/1/48	1,144,319	1,269,582
4.50% 8/1/48	1,803,967	1,982,258
4.50% 9/1/48	561,214	608,680
4.50% 10/1/48	1,644,456	1,817,769
4.50% 11/1/48	899,394	996,093
4.50% 12/1/48	1,071,300	1,178,810
4.50% 1/1/49	98,479	108,010
4.50% 2/1/49	137,396	150,694
4.50% 5/1/49	1,639,298	1,808,209
4.50% 7/1/49	338,080	368,124
4.50% 8/1/49	180,294	196,317
4.50% 9/1/49	6,501,116	7,143,308
4.50% 10/1/49	612,153	661,433
4.50% 3/1/50	897,277	998,310
4.50% 5/1/50	716,487	778,247
5.00% 4/1/37	26,410	30,288
5.00% 5/1/48	279,634	311,702
5.00% 8/1/48	289,296	320,195
5.00% 10/1/48	484,185	536,048
5.00% 11/1/48	3,170,576	3,508,703
5.00% 12/1/48	1,403,891	1,551,640
5.00% 9/1/49	3,383,565	3,814,150
5.00% 12/1/49	661,664	730,731
5.00% 3/1/50	965,297	1,067,732
5.50% 5/1/34	451,918	527,071
5.50% 9/1/36	596,884	695,632
5.50% 1/1/38	1,833,849	2,136,159
5.50% 1/1/39	686,284	803,532
5.50% 3/1/40	1,210,803	1,414,421
5.50% 3/1/41	613,941	716,277
5.50% 6/1/41	418,841	491,960
5.50% 7/1/41	1,296,537	1,520,730
6.00% 1/1/39	51,977	61,375
6.00% 10/1/39	720,782	861,076
6.00% 4/1/40	52,479	62,072
6.00% 10/1/40	253,303	299,721
6.00% 7/1/41	1,195,936	1,436,218
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/51	21,400,000	22,226,715
2.00% 2/1/51	22,600,000	23,431,580
2.50% 1/1/51	29,900,000	31,514,094
4.50% 3/1/50	371,062	404,260
5.00% 1/1/51	5,100,000	5,643,825
Freddie Mac S.F. 15 yr
3.00% 9/1/32	318,984	334,900
3.00% 10/1/32	291,347	305,874
3.00% 9/1/33	53,745	56,470
3.00% 10/1/33	221,852	232,899
3.00% 12/1/33	99,001	104,015
Freddie Mac S.F. 20 yr
3.00% 6/1/36	144,216	152,421
4.50% 8/1/23	1,149,163	1,242,358

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr
3.00% 6/1/46	322,971	$ 339,554
3.00% 1/1/47	4,248,215	4,584,384
3.00% 9/1/47	2,779,815	3,017,738
3.00% 3/1/48	3,101,774	3,367,283
3.00% 9/1/48	72,353	78,491
3.00% 7/1/49	141,777	150,259
3.00% 9/1/49	2,425,887	2,603,467
3.00% 12/1/49	1,967,423	2,076,804
3.00% 1/1/50	240,497	258,778
3.00% 2/1/50	2,409,185	2,532,654
3.00% 7/1/50	2,899,772	3,089,559
3.00% 8/1/50	297,910	315,443
3.00% 9/1/50	12,671,146	13,499,272
3.00% 11/1/50	7,286,653	7,796,166
3.50% 3/1/47	44,580	47,502
3.50% 7/1/47	4,848,443	5,224,301
3.50% 11/1/47	7,602,081	8,060,099
3.50% 3/1/48	698,729	747,415
3.50% 2/1/50	419,949	457,250
3.50% 3/1/50	952,950	1,008,523
3.50% 4/1/50	611,266	666,165
3.50% 5/1/50	899,362	981,557
4.00% 8/1/44	36,278	39,968
4.00% 5/1/45	22,209	24,308
4.00% 9/1/45	19,934	21,684
4.00% 10/1/45	35,621	38,638
4.00% 11/1/45	28,277	30,674
4.00% 12/1/45	261,065	285,120
4.00% 9/1/46	459,161	497,257
4.00% 12/1/46	297,109	317,302
4.00% 6/1/47	71,405	76,778
4.00% 10/1/47	11,080,808	11,878,411
4.00% 1/1/48	988,037	1,057,240
4.00% 6/1/48	256,440	276,023
4.00% 4/1/49	2,157,741	2,355,076
4.00% 2/1/50	594,738	635,240
4.00% 3/1/50	429,696	459,268
4.50% 10/1/35	289,941	321,216
4.50% 7/1/45	354,139	397,143
4.50% 4/1/48	874,362	961,554
4.50% 3/1/49	4,526,849	4,964,968
4.50% 4/1/49	624,363	686,021
4.50% 3/1/50	425,581	460,550
4.50% 5/1/50	745,713	806,905
5.00% 7/1/47	381,753	426,035
5.00% 10/1/48	247,261	273,352
5.00% 11/1/48	299,105	330,223
5.00% 1/1/49	1,496,355	1,653,420
5.00% 3/1/50	2,269,092	2,508,287
•Freddie Mac Stacr Remic Trust
0.98% 12/25/50	2,260,000	2,259,994
1.65% 8/25/50	1,739,699	1,744,471
GNMA I S.F. 30 yr
3.00% 9/15/42	394,583	415,977
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
3.00% 10/15/42	74,637	$ 78,551
3.50% 5/15/50	785,706	836,728
4.00% 3/15/50	94,208	100,008
GNMA II S.F. 30 yr
2.50% 12/20/50	500,000	538,994
3.00% 3/20/45	697,893	742,895
3.00% 1/20/46	144,936	154,417
3.00% 8/20/46	1,106,443	1,178,947
3.00% 11/20/46	569,301	606,641
3.00% 2/20/47	186,374	198,379
3.00% 4/20/47	93,296	99,388
3.00% 9/20/47	769,764	815,649
3.00% 2/20/48	11,861	12,410
3.00% 1/20/50	1,409,691	1,475,551
3.00% 3/20/50	2,569,057	2,690,343
3.00% 5/20/50	1,731,408	1,811,415
3.00% 9/20/50	2,071,194	2,179,361
3.00% 10/20/50	2,180,577	2,306,750
3.00% 12/20/50	5,000,000	5,316,373
3.50% 3/20/45	22,664	24,465
3.50% 9/20/46	156,443	168,613
3.50% 9/20/47	7,389,314	7,975,412
3.50% 10/20/47	1,146,228	1,242,763
3.50% 10/20/49	940,363	975,182
3.50% 2/20/50	474,366	506,247
4.00% 6/20/47	1,237,346	1,335,325
4.00% 9/20/47	2,755,527	2,970,142
4.00% 11/20/47	1,442,448	1,557,599
4.00% 12/20/47	609,124	656,997
4.00% 2/20/48	2,058,201	2,210,798
4.00% 3/20/48	727,783	784,041
4.00% 4/20/48	493,605	529,724
4.00% 10/20/49	385,947	417,371
4.00% 11/20/49	2,245,155	2,440,031
4.00% 1/20/50	292,860	320,333
4.00% 2/20/50	2,341,274	2,506,297
4.00% 3/20/50	191,612	210,460
4.00% 4/20/50	1,360,461	1,481,103
4.00% 7/20/50	4,379,663	4,671,949
4.50% 5/20/48	2,130,435	2,305,520
4.50% 6/20/48	37,428	40,499
4.50% 7/20/48	32,411	35,071
4.50% 8/20/48	6,498,704	7,042,422
4.50% 10/20/48	1,451,168	1,570,459
4.50% 12/20/48	2,396,830	2,593,663
4.50% 1/20/49	471,161	509,847
4.50% 2/20/50	1,160,099	1,246,845
4.50% 3/20/50	709,683	763,479
5.00% 1/20/49	758,146	829,056
GNMA II S.F. 30 yr TBA
2.00% 1/1/51	13,700,000	14,324,510
2.00% 2/1/51	3,600,000	3,758,058
2.50% 1/1/51	8,400,000	8,890,551
2.50% 2/1/51	8,300,000	8,767,852

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr TBA (continued)
3.00% 1/1/51	3,800,000	$ 3,973,189
3.50% 2/1/51	4,700,000	4,979,466
4.50% 1/1/51	5,700,000	6,103,195
Total Agency Mortgage-Backed Securities (Cost $554,165,618)		566,254,118
CORPORATE BONDS–36.67%
Aerospace & Defense–1.57%
Boeing
2.70% 2/1/27	220,000	228,746
2.80% 3/1/27	320,000	332,504
3.10% 5/1/26	250,000	267,627
3.20% 3/1/29	1,090,000	1,150,106
3.25% 2/1/35	2,100,000	2,151,968
3.75% 2/1/50	420,000	440,905
4.88% 5/1/25	3,320,000	3,783,786
5.15% 5/1/30	1,370,000	1,657,933
5.71% 5/1/40	1,130,000	1,461,217
5.81% 5/1/50	2,610,000	3,599,848
5.93% 5/1/60	470,000	665,539
General Dynamics
4.25% 4/1/40	60,000	77,998
4.25% 4/1/50	2,750,000	3,733,984
L3Harris Technologies
4.85% 4/27/35	580,000	757,569
5.05% 4/27/45	80,000	110,445
Lockheed Martin
3.55% 1/15/26	936,000	1,062,978
4.50% 5/15/36	240,000	315,868
Northrop Grumman
2.93% 1/15/25	1,600,000	1,739,941
3.25% 1/15/28	660,000	746,021
5.25% 5/1/50	4,450,000	6,589,663
Raytheon Technologies
2.25% 7/1/30	750,000	796,203
3.13% 7/1/50	2,000,000	2,201,193
3.95% 8/16/25	980,000	1,123,759
4.13% 11/16/28	480,000	571,985
		35,567,786
Agriculture–0.96%
Altria Group
2.35% 5/6/25	230,000	244,324
3.49% 2/14/22	440,000	455,002
3.80% 2/14/24	480,000	524,081
4.40% 2/14/26	2,640,000	3,064,493
4.80% 2/14/29	1,830,000	2,194,381
5.80% 2/14/39	530,000	697,502
5.95% 2/14/49	570,000	797,328
6.20% 2/14/59	1,710,000	2,396,689
BAT Capital
3.56% 8/15/27	2,980,000	3,316,900
3.73% 9/25/40	750,000	781,232
4.54% 8/15/47	1,230,000	1,363,754
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Cargill 1.38% 7/23/23	850,000	$ 871,162
Philip Morris International
1.13% 5/1/23	510,000	520,039
2.10% 5/1/30	1,060,000	1,104,916
2.50% 8/22/22	200,000	207,265
4.50% 3/20/42	2,340,000	2,957,814
Reynolds American 5.85% 8/15/45	200,000	255,396
		21,752,278
Airlines–0.14%
Delta Air Lines
4.50% 10/20/25	1,530,000	1,635,104
4.75% 10/20/28	1,460,000	1,593,018
		3,228,122
Apparel–0.25%
NIKE
2.40% 3/27/25	500,000	538,744
2.75% 3/27/27	420,000	464,559
2.85% 3/27/30	1,600,000	1,811,624
3.25% 3/27/40	430,000	499,469
3.38% 3/27/50	1,840,000	2,259,410
		5,573,806
Auto Manufacturers–0.38%
BMW US Capital 2.80% 4/11/26	644,000	697,201
Ford Motor Credit
3.10% 5/4/23	1,366,000	1,380,083
3.34% 3/18/21	1,939,000	1,943,848
5.88% 8/2/21	200,000	204,700
General Motors 6.75% 4/1/46	191,000	275,527
General Motors Financial
3.45% 4/10/22	1,140,000	1,172,266
3.70% 5/9/23	2,090,000	2,215,099
4.38% 9/25/21	643,000	660,358
		8,549,082
Banks–10.78%
Banco Santander
•1.34% (LIBOR03M + 1.12%) 4/12/23	600,000	606,022
2.75% 5/28/25	2,600,000	2,775,008
3.85% 4/12/23	1,000,000	1,074,045
Bank of America
μ1.32% 6/19/26	190,000	194,012
μ1.90% 7/23/31	500,000	504,878
μ2.59% 4/29/31	1,010,000	1,082,307
3.30% 1/11/23	840,000	890,530
μ3.55% 3/5/24	1,600,000	1,709,506
μ3.59% 7/21/28	3,730,000	4,235,693
μ3.97% 3/5/29	2,000,000	2,329,974
μ3.97% 2/7/30	1,170,000	1,377,418

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
μ4.08% 3/20/51	3,860,000	$ 4,866,755
4.25% 10/22/26	3,410,000	3,998,973
μ4.33% 3/15/50	950,000	1,244,210
4.45% 3/3/26	5,111,000	5,956,274
5.00% 1/21/44	2,180,000	3,055,521
Bank of Montreal
1.85% 5/1/25	1,670,000	1,752,858
μ3.80% 12/15/32	300,000	339,908
Bank of New York Mellon 1.60% 4/24/25	500,000	522,634
Bank of Nova Scotia 1.30% 6/11/25	860,000	882,222
Barclays
1.70% 5/12/22	680,000	692,008
μ4.97% 5/16/29	1,900,000	2,278,306
μ5.09% 6/20/30	800,000	959,217
BBVA USA 3.88% 4/10/25	892,000	1,000,092
BNG Bank 1.63% 4/19/21	1,294,000	1,299,254
BNP Paribas
μ2.22% 6/9/26	1,080,000	1,130,132
3.38% 1/9/25	500,000	547,966
μ4.38% 3/1/33	420,000	481,508
4.40% 8/14/28	1,790,000	2,120,344
4.63% 3/13/27	390,000	454,635
μ4.71% 1/10/25	3,170,000	3,522,749
μ5.20% 1/10/30	1,260,000	1,561,941
BPCE 5.15% 7/21/24	780,000	888,090
Canadian Imperial Bank of Commerce 0.95% 6/23/23	840,000	851,052
Citigroup
μ1.68% 5/15/24	960,000	988,845
μ2.57% 6/3/31	1,930,000	2,055,963
μ3.11% 4/8/26	670,000	731,875
3.30% 4/27/25	4,070,000	4,512,594
4.45% 9/29/27	11,160,000	13,157,678
4.65% 7/23/48	2,030,000	2,793,290
4.75% 5/18/46	620,000	826,708
8.13% 7/15/39	60,000	107,128
Cooperatieve Rabobank
2.50% 1/19/21	648,000	648,542
4.38% 8/4/25	3,000,000	3,423,134
μCooperatieve Rabobank UA 1.34% 6/24/26	960,000	980,090
μCredit Agricole
1.91% 6/16/26	710,000	736,265
4.00% 1/10/33	550,000	614,910
Credit Suisse
1.00% 5/5/23	5,100,000	5,176,828
2.95% 4/9/25	980,000	1,074,843
μCredit Suisse Group 4.19% 4/1/31	1,680,000	1,975,033
Credit Suisse Group Funding Guernsey 4.55% 4/17/26	1,141,000	1,342,077
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Danske Bank
1.23% 6/22/24	200,000	$ 202,792
μ3.00% 9/20/22	760,000	772,009
μ3.24% 12/20/25	350,000	374,465
3.88% 9/12/23	410,000	441,755
5.00% 1/12/22	1,920,000	2,004,359
5.38% 1/12/24	1,970,000	2,222,173
Goldman Sachs Group
3.20% 2/23/23	970,000	1,024,866
3.50% 4/1/25	620,000	689,453
3.50% 11/16/26	3,000,000	3,367,846
3.63% 2/20/24	720,000	783,477
μ3.69% 6/5/28	3,000,000	3,458,094
μ4.22% 5/1/29	3,140,000	3,723,589
4.25% 10/21/25	2,090,000	2,396,579
4.75% 10/21/45	2,090,000	2,906,205
5.15% 5/22/45	800,000	1,116,905
5.25% 7/27/21	1,380,000	1,418,742
6.25% 2/1/41	1,660,000	2,596,295
6.75% 10/1/37	750,000	1,146,358
HSBC Holdings
μ2.10% 6/4/26	200,000	207,786
μ3.97% 5/22/30	2,280,000	2,635,296
μ4.04% 3/13/28	1,610,000	1,837,889
4.30% 3/8/26	710,000	817,907
4.95% 3/31/30	200,000	250,226
μ6.88% 6/1/21	566,000	575,905
Intesa Sanpaolo
3.13% 7/14/22	4,799,000	4,969,450
3.38% 1/12/23	630,000	659,611
JPMorgan Chase & Co.
μ1.51% 6/1/24	2,440,000	2,504,977
μ2.08% 4/22/26	1,550,000	1,636,671
μ2.52% 4/22/31	1,760,000	1,890,710
μ3.11% 4/22/51	990,000	1,100,165
3.63% 12/1/27	510,000	579,813
μ4.02% 12/5/24	2,200,000	2,423,403
μ4.20% 7/23/29	1,170,000	1,398,224
4.25% 10/1/27	6,738,000	7,992,742
μ4.45% 12/5/29	1,930,000	2,353,730
Kreditanstalt fuer Wiederaufbau 1.50% 6/15/21	1,006,000	1,011,991
Lloyds Banking Group
μ2.91% 11/7/23	2,120,000	2,214,978
3.10% 7/6/21	233,000	236,257
3.90% 3/12/24	200,000	219,807
4.65% 3/24/26	1,410,000	1,622,324
μMorgan Stanley
2.19% 4/28/26	2,210,000	2,333,830
2.70% 1/22/31	2,280,000	2,473,774
3.62% 4/1/31	2,930,000	3,402,480
3.77% 1/24/29	1,620,000	1,877,259
4.43% 1/23/30	70,000	85,300

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
National Securities Clearing
1.20% 4/23/23	760,000	$ 775,119
1.50% 4/23/25	630,000	652,020
μNatwest Group
4.27% 3/22/25	1,090,000	1,205,678
4.52% 6/25/24	2,580,000	2,816,694
4.89% 5/18/29	620,000	744,770
Nordea Bank 1.00% 6/9/23	1,540,000	1,564,175
Royal Bank of Canada
1.15% 6/10/25	820,000	837,762
1.60% 4/17/23	1,430,000	1,470,452
3.20% 4/30/21	930,000	938,908
Santander UK Group Holdings 3.13% 1/8/21	1,210,000	1,210,262
State Street 3.10% 5/15/23	730,000	776,184
Svenska Handelsbanken 3.35% 5/24/21	1,010,000	1,022,433
Swedbank 1.30% 6/2/23	1,050,000	1,070,275
Toronto-Dominion Bank
0.75% 6/12/23	1,590,000	1,606,731
1.15% 6/12/25	820,000	837,135
3.25% 6/11/21	1,130,000	1,144,876
UBS
1.75% 4/21/22	1,400,000	1,424,875
4.50% 6/26/48	200,000	281,319
μUBS Group AG 2.86% 8/15/23	280,000	290,259
UBS Group Funding Switzerland
3.49% 5/23/23	1,820,000	1,893,881
4.13% 4/15/26	1,176,000	1,359,154
4.25% 3/23/28	3,740,000	4,377,050
US Bancorp 1.45% 5/12/25	1,920,000	1,992,183
US Bank 3.15% 4/26/21	920,000	926,111
•Wachovia Capital Trust III 5.57% (LIBOR03M + 0.93%) 2/1/21	1,850,000	1,873,365
Wells Fargo & Co.
μ1.65% 6/2/24	1,940,000	1,992,938
μ2.19% 4/30/26	1,580,000	1,663,231
μ2.39% 6/2/28	980,000	1,042,898
μ2.88% 10/30/30	1,820,000	1,984,567
3.00% 10/23/26	1,390,000	1,540,403
3.75% 1/24/24	430,000	469,362
4.13% 8/15/23	460,000	502,456
4.15% 1/24/29	1,700,000	2,016,990
4.30% 7/22/27	874,000	1,023,629
4.40% 6/14/46	2,750,000	3,440,430
μ4.48% 4/4/31	630,000	769,810
4.60% 4/1/21	410,000	414,330
4.65% 11/4/44	30,000	38,319
4.75% 12/7/46	2,640,000	3,453,020
4.90% 11/17/45	1,630,000	2,169,682
μ5.01% 4/4/51	7,810,000	11,093,705
		244,997,753
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages–0.69%
Anheuser-Busch InBev Worldwide
3.50% 6/1/30	1,380,000	$ 1,597,695
4.35% 6/1/40	1,100,000	1,347,872
4.50% 6/1/50	2,060,000	2,592,048
4.90% 2/1/46	4,080,000	5,309,897
Coca-Cola
1.45% 6/1/27	640,000	660,798
2.50% 3/15/51	950,000	978,596
2.60% 6/1/50	810,000	852,996
2.95% 3/25/25	300,000	330,613
PepsiCo
1.63% 5/1/30	820,000	841,128
2.25% 3/19/25	100,000	106,988
2.63% 3/19/27	70,000	76,987
2.88% 10/15/49	310,000	346,560
3.63% 3/19/50	140,000	177,320
3.88% 3/19/60	250,000	335,086
		15,554,584
Biotechnology–0.07%
Gilead Sciences
3.65% 3/1/26	590,000	670,296
4.75% 3/1/46	690,000	913,138
		1,583,434
Building Materials–0.03%
Carrier Global
3.38% 4/5/40	340,000	370,955
3.58% 4/5/50	190,000	210,667
		581,622
Chemicals–0.19%
Equate Petrochemical 4.25% 11/3/26	1,900,000	2,116,163
MEGlobal Canada 5.88% 5/18/30	340,000	423,300
OCP 4.50% 10/22/25	1,257,000	1,367,573
Syngenta Finance 3.93% 4/23/21	460,000	463,086
		4,370,122
Commercial Services–0.33%
Cintas No. 2 3.70% 4/1/27	690,000	794,718
DP World 5.63% 9/25/48	3,660,000	4,659,912
PayPal Holdings
1.35% 6/1/23	730,000	747,410
1.65% 6/1/25	760,000	793,874
2.30% 6/1/30	500,000	535,116
		7,531,030
Computers–0.22%
Apple
1.13% 5/11/25	1,590,000	1,634,772
2.45% 8/4/26	950,000	1,036,686

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Apple (continued)
3.85% 8/4/46	500,000	$ 641,904
International Business Machines 3.00% 5/15/24	1,620,000	1,754,642
		5,068,004
Cosmetics & Personal Care–0.03%
Procter & Gamble
2.80% 3/25/27	160,000	178,191
3.00% 3/25/30	490,000	564,739
		742,930
Diversified Financial Services–0.54%
Air Lease 3.38% 7/1/25	550,000	591,352
American Express 2.50% 7/30/24	4,110,000	4,387,740
Mastercard 3.85% 3/26/50	2,780,000	3,583,957
USAA Capital 1.50% 5/1/23	150,000	153,854
Visa 4.30% 12/14/45	2,560,000	3,500,867
		12,217,770
Electric–1.11%
Cleveland Electric Illuminating 3.50% 4/1/28	300,000	318,949
Comision Federal de Electricidad
4.75% 2/23/27	1,720,000	1,952,200
4.88% 1/15/24	380,000	420,854
Consolidated Edison Co. of New York
3.35% 4/1/30	330,000	377,957
3.95% 4/1/50	260,000	316,294
Duke Energy
2.40% 8/15/22	1,470,000	1,514,258
3.15% 8/15/27	320,000	356,968
FirstEnergy
1.60% 1/15/26	330,000	322,457
2.85% 7/15/22	2,190,000	2,225,816
3.90% 7/15/27	2,120,000	2,335,997
7.38% 11/15/31	3,790,000	5,401,484
MidAmerican Energy 3.65% 4/15/29	1,080,000	1,282,154
Pacific Gas and Electric
1.75% 6/16/22	1,230,000	1,233,460
2.10% 8/1/27	190,000	192,803
2.50% 2/1/31	470,000	470,779
3.30% 8/1/40	100,000	99,569
3.50% 8/1/50	230,000	228,271
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	1,300,000	1,436,500
5.45% 5/21/28	690,000	825,412
6.15% 5/21/48	3,010,000	3,928,050
		25,240,232
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Environmental Control–0.10%
Republic Services 2.50% 8/15/24	590,000	$ 629,945
Waste Management
2.40% 5/15/23	960,000	1,002,244
4.15% 7/15/49	500,000	665,175
		2,297,364
Food–0.40%
Danone
2.08% 11/2/21	854,000	864,523
2.59% 11/2/23	1,160,000	1,220,531
2.95% 11/2/26	360,000	395,397
Kraft Heinz Foods 3.00% 6/1/26	1,602,000	1,672,538
Mars
2.38% 7/16/40	1,250,000	1,278,307
2.70% 4/1/25	340,000	367,886
3.20% 4/1/30	1,040,000	1,195,201
Mondelez International
1.50% 5/4/25	1,140,000	1,178,809
2.13% 4/13/23	290,000	301,191
Mondelez International Holdings Netherlands 2.13% 9/19/22	550,000	565,736
		9,040,119
Forest Products & Paper–0.24%
Suzano Austria GmbH 6.00% 1/15/29	4,600,000	5,531,546
		5,531,546
Health Care Products–0.15%
Abbott Laboratories
3.75% 11/30/26	484,000	566,837
4.75% 11/30/36	650,000	894,730
4.90% 11/30/46	920,000	1,360,268
Medtronic
3.50% 3/15/25	314,000	352,308
4.63% 3/15/45	134,000	189,816
		3,363,959
Health Care Services–0.42%
Aetna 3.88% 8/15/47	470,000	559,614
Anthem
2.95% 12/1/22	600,000	628,533
3.13% 5/15/22	320,000	331,998
3.35% 12/1/24	430,000	473,700
3.65% 12/1/27	430,000	495,666
Humana
3.95% 3/15/27	1,220,000	1,403,609
4.50% 4/1/25	150,000	172,301
4.80% 3/15/47	50,000	66,683
4.95% 10/1/44	220,000	296,069

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group
1.25% 1/15/26	300,000	$ 309,100
2.00% 5/15/30	280,000	296,849
2.38% 10/15/22	120,000	124,676
2.90% 5/15/50	500,000	552,497
3.13% 5/15/60	100,000	115,817
3.50% 6/15/23	290,000	312,846
3.70% 8/15/49	910,000	1,138,788
3.75% 7/15/25	550,000	626,507
3.88% 12/15/28	300,000	359,592
3.88% 8/15/59	650,000	839,736
4.25% 6/15/48	210,000	279,941
4.45% 12/15/48	160,000	220,274
		9,604,796
Household Products Ware–0.01%
Kimberly-Clark 3.10% 3/26/30	250,000	287,743
		287,743
Housewares–0.03%
Newell Brands
4.35% 4/1/23	257,000	269,565
4.70% 4/1/26	460,000	506,690
		776,255
Insurance–0.47%
American International Group
2.50% 6/30/25	500,000	537,390
3.75% 7/10/25	450,000	505,476
Berkshire Hathaway Finance 4.25% 1/15/49	1,190,000	1,578,057
Chubb INA Holdings 3.35% 5/3/26	590,000	664,745
Guardian Life Global Funding 1.10% 6/23/25	320,000	324,500
MassMutual Global Funding II 0.85% 6/9/23	2,500,000	2,530,390
MetLife 6.40% 12/15/66	1,600,000	2,067,336
Metropolitan Life Global Funding I 0.90% 6/8/23	1,630,000	1,650,558
New York Life Global Funding 0.95% 6/24/25	600,000	608,107
Principal Life Global Funding II 1.25% 6/23/25	300,000	306,206
		10,772,765
Internet–0.70%
Alphabet 2.05% 8/15/50	1,000,000	952,398
Amazon.com
2.50% 6/3/50	4,800,000	4,970,318
3.15% 8/22/27	750,000	854,465
3.88% 8/22/37	500,000	622,976
4.05% 8/22/47	610,000	804,102
4.25% 8/22/57	200,000	284,395
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com (continued)
4.95% 12/5/44	630,000	$ 922,769
Prosus
3.68% 1/21/30	800,000	870,084
4.03% 8/3/50	1,810,000	1,893,339
Tencent Holdings 3.60% 1/19/28	3,470,000	3,825,224
		16,000,070
Investment Company Security–0.02%
Temasek Financial I 2.38% 1/23/23	368,000	382,959
		382,959
Iron & Steel–0.48%
ArcelorMittal
3.60% 7/16/24	2,210,000	2,384,534
4.55% 3/11/26	1,130,000	1,269,321
Vale Overseas
6.25% 8/10/26	4,600,000	5,704,000
6.88% 11/21/36	1,000,000	1,465,630
		10,823,485
Lodging–0.17%
Las Vegas Sands 3.20% 8/8/24	1,700,000	1,800,307
Sands China
4.60% 8/8/23	830,000	881,452
5.13% 8/8/25	1,120,000	1,256,931
		3,938,690
Machinery Diversified–0.17%
Deere & Co.
3.10% 4/15/30	210,000	240,324
3.75% 4/15/50	2,460,000	3,181,601
Otis Worldwide 2.06% 4/5/25	400,000	423,855
		3,845,780
Media–1.45%
Charter Communications Operating
4.20% 3/15/28	1,760,000	2,029,996
4.80% 3/1/50	310,000	369,887
4.91% 7/23/25	3,161,000	3,672,612
5.05% 3/30/29	1,700,000	2,066,041
5.38% 4/1/38	2,040,000	2,547,579
5.38% 5/1/47	740,000	922,232
6.48% 10/23/45	1,210,000	1,714,552
Comcast
3.10% 4/1/25	60,000	66,012
3.15% 3/1/26	1,106,000	1,234,697
3.25% 11/1/39	110,000	124,672
3.40% 4/1/30	750,000	864,511
3.40% 7/15/46	90,000	103,317
3.45% 2/1/50	2,140,000	2,518,064
3.75% 4/1/40	120,000	144,186

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
3.95% 10/15/25	2,220,000	$ 2,549,988
4.00% 3/1/48	140,000	175,870
4.15% 10/15/28	3,050,000	3,669,899
4.25% 10/15/30	2,030,000	2,498,296
4.70% 10/15/48	180,000	250,381
Fox 5.48% 1/25/39	2,970,000	4,067,952
Time Warner Cable 7.30% 7/1/38	500,000	740,153
Walt Disney 6.65% 11/15/37	460,000	725,871
		33,056,768
Mining–1.12%
Anglo American Capital
3.63% 9/11/24	1,100,000	1,196,451
4.00% 9/11/27	930,000	1,067,497
4.75% 4/10/27	430,000	507,061
Barrick Gold 5.25% 4/1/42	10,000	13,774
Barrick North America Finance 5.70% 5/30/41	1,760,000	2,543,125
BHP Billiton Finance USA
2.88% 2/24/22	192,000	197,472
5.00% 9/30/43	480,000	704,993
Glencore Finance Canada 4.25% 10/25/22	820,000	873,440
Glencore Funding
3.88% 10/27/27	120,000	135,228
4.00% 3/27/27	1,540,000	1,741,398
4.13% 5/30/23	10,000	10,814
4.13% 3/12/24	870,000	957,206
4.63% 4/29/24	1,380,000	1,540,928
Nacional del Cobre de Chile 3.63% 8/1/27	3,330,000	3,715,417
Southern Copper 5.25% 11/8/42	7,620,000	10,200,908
		25,405,712
Miscellaneous Manufacturing–0.72%
3M
2.38% 8/26/29	2,510,000	2,714,491
3.05% 4/15/30	190,000	215,889
3.70% 4/15/50	1,450,000	1,796,556
Eaton 4.15% 11/2/42	440,000	556,662
General Electric
3.45% 5/1/27	190,000	214,460
3.63% 5/1/30	380,000	434,071
4.25% 5/1/40	400,000	472,263
4.35% 5/1/50	490,000	594,892
5.88% 1/14/38	650,000	879,951
6.75% 3/15/32	220,000	308,273
6.88% 1/10/39	5,560,000	8,183,237
		16,370,745
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas–4.65%
Apache
4.75% 4/15/43	3,700,000	$ 3,836,401
6.00% 1/15/37	2,223,000	2,456,415
BP Capital Markets America
2.77% 11/10/50	500,000	493,727
2.94% 4/6/23	80,000	84,422
3.00% 2/24/50	1,830,000	1,871,876
3.12% 5/4/26	1,820,000	2,013,620
3.22% 11/28/23	1,520,000	1,629,560
3.25% 5/6/22	320,000	332,724
3.41% 2/11/26	200,000	223,698
3.63% 4/6/30	590,000	686,055
3.79% 2/6/24	180,000	196,684
Chevron
1.55% 5/11/25	990,000	1,028,247
2.00% 5/11/27	260,000	275,616
2.98% 5/11/40	940,000	1,039,166
3.08% 5/11/50	610,000	676,277
Cimarex Energy
3.90% 5/15/27	1,260,000	1,388,188
4.38% 6/1/24	340,000	370,775
4.38% 3/15/29	2,470,000	2,812,249
CNOOC Finance
3.50% 5/5/25	3,180,000	3,423,514
4.38% 5/2/28	1,830,000	2,087,856
Concho Resources
3.75% 10/1/27	520,000	594,084
4.30% 8/15/28	2,270,000	2,682,527
Continental Resources
3.80% 6/1/24	640,000	659,200
4.38% 1/15/28	1,360,000	1,387,200
4.50% 4/15/23	290,000	299,019
4.90% 6/1/44	310,000	304,575
Devon Energy
4.75% 5/15/42	40,000	45,135
5.00% 6/15/45	2,425,000	2,862,453
5.60% 7/15/41	1,037,000	1,266,645
5.85% 12/15/25	750,000	881,326
Diamondback Energy
2.88% 12/1/24	350,000	367,838
3.50% 12/1/29	620,000	662,026
5.38% 5/31/25	240,000	249,839
Ecopetrol 5.88% 5/28/45	6,810,000	8,243,505
EOG Resources
3.90% 4/1/35	1,280,000	1,500,838
4.15% 1/15/26	670,000	777,267
4.38% 4/15/30	1,230,000	1,494,127
4.95% 4/15/50	1,780,000	2,408,641
Exxon Mobil
1.57% 4/15/23	160,000	164,534
2.44% 8/16/29	1,230,000	1,334,480
2.99% 3/19/25	2,340,000	2,560,658
3.04% 3/1/26	490,000	542,789
3.45% 4/15/51	750,000	855,559

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil (continued)
3.48% 3/19/30	910,000	$ 1,059,013
4.11% 3/1/46	760,000	941,257
4.33% 3/19/50	120,000	155,672
KazMunayGas National
5.38% 4/24/30	2,350,000	2,896,817
5.75% 4/19/47	2,700,000	3,618,135
Noble Energy
3.25% 10/15/29	1,000,000	1,147,277
3.85% 1/15/28	1,620,000	1,883,087
4.95% 8/15/47	1,220,000	1,730,337
5.05% 11/15/44	1,200,000	1,684,383
Occidental Petroleum
2.90% 8/15/24	1,430,000	1,376,375
3.00% 2/15/27	820,000	729,800
3.50% 6/15/25	500,000	482,980
3.50% 8/15/29	500,000	457,585
4.10% 2/15/47	760,000	621,262
4.20% 3/15/48	210,000	170,888
4.40% 4/15/46	380,000	331,157
4.50% 7/15/44	2,850,000	2,415,375
4.63% 6/15/45	1,170,000	1,019,807
5.55% 3/15/26	220,000	229,667
6.60% 3/15/46	2,530,000	2,567,950
Pertamina Persero 6.00% 5/3/42	1,790,000	2,286,840
Petroleos del Peru 4.75% 6/19/32	2,790,000	3,203,143
Petroleos Mexicanos
5.50% 6/27/44	790,000	679,400
5.63% 1/23/46	2,710,000	2,330,600
6.38% 1/23/45	900,000	824,850
6.63% 6/15/35	1,746,000	1,728,540
6.88% 8/4/26	365,000	398,763
Shell International Finance
1.88% 5/10/21	150,000	150,855
2.38% 11/7/29	200,000	215,047
2.75% 4/6/30	420,000	463,152
2.88% 5/10/26	804,000	888,978
3.25% 4/6/50	2,490,000	2,820,088
4.00% 5/10/46	2,760,000	3,471,700
Sinopec Group Overseas Development 4.38% 4/10/24	1,410,000	1,546,700
		105,598,815
Oil & Gas Services–0.03%
Halliburton
3.80% 11/15/25	69,000	77,369
5.00% 11/15/45	290,000	344,244
Schlumberger Holdings 3.90% 5/17/28	295,000	333,242
		754,855
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals–2.09%
AbbVie
2.30% 11/21/22	2,780,000	$ 2,882,064
2.60% 11/21/24	3,010,000	3,226,663
2.95% 11/21/26	690,000	763,260
3.20% 11/21/29	3,490,000	3,909,247
3.60% 5/14/25	610,000	679,730
3.75% 11/14/23	190,000	207,161
3.80% 3/15/25	790,000	881,159
4.25% 11/21/49	910,000	1,140,566
4.55% 3/15/35	80,000	101,104
Becton Dickinson and Co
3.36% 6/6/24	470,000	510,843
3.73% 12/15/24	313,000	346,960
4.69% 12/15/44	516,000	665,062
Bristol-Myers Squibb
2.90% 7/26/24	1,680,000	1,823,007
3.20% 6/15/26	820,000	922,359
3.40% 7/26/29	1,450,000	1,687,339
3.88% 8/15/25	200,000	228,281
Cigna
3.40% 9/17/21	720,000	735,473
3.75% 7/15/23	1,660,000	1,794,464
4.13% 11/15/25	550,000	633,408
4.38% 10/15/28	2,380,000	2,875,420
4.80% 8/15/38	1,000,000	1,301,263
4.90% 12/15/48	750,000	1,029,650
CVS Health
3.35% 3/9/21	372,000	374,040
3.63% 4/1/27	300,000	341,262
3.70% 3/9/23	119,000	127,386
3.75% 4/1/30	760,000	884,011
3.88% 7/20/25	1,380,000	1,563,765
4.13% 4/1/40	300,000	357,691
4.25% 4/1/50	930,000	1,161,293
4.30% 3/25/28	4,230,000	5,034,940
5.05% 3/25/48	1,170,000	1,583,214
5.13% 7/20/45	1,110,000	1,492,237
Johnson & Johnson
0.55% 9/1/25	570,000	572,329
0.95% 9/1/27	1,140,000	1,145,166
2.10% 9/1/40	1,000,000	1,006,064
3.70% 3/1/46	540,000	687,499
Pfizer
1.70% 5/28/30	750,000	778,238
2.63% 4/1/30	910,000	1,015,066
2.70% 5/28/50	1,000,000	1,072,953
		47,541,637
Pipelines–1.64%
Cameron LNG
2.90% 7/15/31	990,000	1,083,539
3.30% 1/15/35	3,060,000	3,450,512
Energy Transfer Operating
2.90% 5/15/25	560,000	592,344

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Operating (continued)
3.75% 5/15/30	2,850,000	$ 3,072,574
4.50% 4/15/24	10,000	10,935
4.95% 6/15/28	350,000	403,250
5.25% 4/15/29	1,040,000	1,213,721
6.25% 4/15/49	240,000	289,887
Enterprise Products Operating
2.80% 1/31/30	1,310,000	1,419,061
3.13% 7/31/29	200,000	221,590
3.70% 1/31/51	520,000	571,375
3.95% 2/15/27	1,283,000	1,476,900
3.95% 1/31/60	320,000	353,516
4.15% 10/16/28	1,100,000	1,308,058
4.20% 1/31/50	400,000	469,117
4.45% 2/15/43	200,000	242,069
4.80% 2/1/49	100,000	126,013
4.85% 3/15/44	160,000	198,206
5.10% 2/15/45	750,000	973,116
7.55% 4/15/38	160,000	243,952
Kinder Morgan
4.30% 6/1/25	610,000	695,882
4.30% 3/1/28	1,200,000	1,406,748
5.20% 3/1/48	90,000	114,292
5.55% 6/1/45	460,000	590,324
Kinder Morgan Energy Partners
3.50% 3/1/21	350,000	350,000
4.25% 9/1/24	1,080,000	1,203,394
5.50% 3/1/44	580,000	727,653
MPLX
4.50% 4/15/38	980,000	1,119,617
4.70% 4/15/48	680,000	805,136
4.80% 2/15/29	680,000	821,424
5.50% 2/15/49	830,000	1,091,264
Sunoco Logistics Partners Operations 5.30% 4/1/44	70,000	75,566
Tennessee Gas Pipeline 2.90% 3/1/30	2,080,000	2,223,064
Transcontinental Gas Pipe Line
3.25% 5/15/30	750,000	839,993
7.85% 2/1/26	4,280,000	5,609,118
Western Midstream Operating
•2.07% (LIBOR03M + 1.85%) 1/13/23	250,000	245,066
4.10% 2/1/25	390,000	401,922
5.05% 2/1/30	150,000	166,875
Williams
4.85% 3/1/48	220,000	269,991
8.75% 3/15/32	500,000	731,035
		37,208,099
Retail–0.87%
Costco Wholesale
1.38% 6/20/27	1,220,000	1,256,427
1.60% 4/20/30	1,440,000	1,474,739
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Costco Wholesale (continued)
1.75% 4/20/32	500,000	$ 519,315
Home Depot
2.50% 4/15/27	420,000	460,718
2.70% 4/15/30	610,000	680,462
3.30% 4/15/40	690,000	812,094
3.35% 4/15/50	1,880,000	2,233,122
3.90% 6/15/47	120,000	152,990
Lowe's 4.50% 4/15/30	1,000,000	1,244,135
McDonald's
1.45% 9/1/25	1,050,000	1,088,624
2.13% 3/1/30	920,000	969,459
3.30% 7/1/25	580,000	645,740
3.50% 3/1/27	200,000	228,822
3.50% 7/1/27	170,000	194,935
3.60% 7/1/30	590,000	691,140
3.63% 9/1/49	110,000	128,855
3.70% 1/30/26	390,000	444,146
4.20% 4/1/50	660,000	846,988
4.88% 12/9/45	1,390,000	1,892,153
Target 2.25% 4/15/25	690,000	739,827
TJX Cos.
3.50% 4/15/25	570,000	636,279
3.75% 4/15/27	160,000	184,962
Walmart
3.05% 7/8/26	1,020,000	1,148,054
3.70% 6/26/28	940,000	1,106,706
		19,780,692
Savings & Loans–0.07%
μNationwide Building Society 4.36% 8/1/24	1,510,000	1,640,739
		1,640,739
Semiconductors–1.03%
Applied Materials 1.75% 6/1/30	1,500,000	1,553,589
Broadcom
2.25% 11/15/23	1,350,000	1,409,815
3.15% 11/15/25	1,590,000	1,734,873
4.15% 11/15/30	750,000	866,973
4.70% 4/15/25	1,560,000	1,787,377
Intel
4.60% 3/25/40	350,000	461,465
4.75% 3/25/50	2,370,000	3,301,777
Micron Technology 2.50% 4/24/23	810,000	843,984
NVIDIA
2.85% 4/1/30	450,000	505,952
3.50% 4/1/40	1,240,000	1,487,075
3.50% 4/1/50	3,170,000	3,838,324
3.70% 4/1/60	870,000	1,115,381
NXP 2.70% 5/1/25	250,000	269,023

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Texas Instruments
1.75% 5/4/30	550,000	$ 570,074
3.88% 3/15/39	300,000	373,586
4.15% 5/15/48	1,540,000	2,056,916
TSMC Global
0.75% 9/28/25	550,000	547,781
1.00% 9/28/27	720,000	712,750
		23,436,715
Software–0.49%
Adobe 2.30% 2/1/30	2,140,000	2,315,059
Microsoft
2.40% 8/8/26	1,400,000	1,527,010
2.53% 6/1/50	461,000	485,166
2.70% 2/12/25	310,000	336,687
3.30% 2/6/27	2,540,000	2,897,123
3.45% 8/8/36	40,000	49,267
3.70% 8/8/46	280,000	354,530
4.10% 2/6/37	779,000	1,021,181
salesforce.com 3.70% 4/11/28	1,750,000	2,063,993
		11,050,016
Telecommunications–1.65%
America Movil 3.13% 7/16/22	950,000	985,359
AT&T
2.25% 2/1/32	1,500,000	1,520,767
3.10% 2/1/43	3,000,000	3,034,243
3.50% 9/15/53	500,000	498,094
3.55% 9/15/55	738,000	734,076
3.80% 2/15/27	1,340,000	1,541,697
4.13% 2/17/26	601,000	695,370
4.35% 6/15/45	228,000	263,029
Sprint Spectrum 3.36% 3/20/23	937,500	946,312
Telefonica Emisiones 5.21% 3/8/47	490,000	631,699
T-Mobile USA
2.05% 2/15/28	180,000	187,229
2.25% 11/15/31	900,000	923,706
2.55% 2/15/31	550,000	577,538
3.00% 2/15/41	1,050,000	1,088,556
3.30% 2/15/51	250,000	257,208
3.50% 4/15/25	890,000	983,432
3.75% 4/15/27	170,000	193,596
3.88% 4/15/30	2,080,000	2,408,661
Verizon Communications
1.75% 1/20/31	1,040,000	1,034,172
2.65% 11/20/40	960,000	969,462
2.88% 11/20/50	1,000,000	1,006,533
3.15% 3/22/30	720,000	806,700
3.38% 2/15/25	560,000	621,724
3.50% 11/1/24	530,000	585,196
3.85% 11/1/42	890,000	1,054,500
4.00% 3/22/50	1,070,000	1,295,696
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications (continued)
4.13% 3/16/27	440,000	$ 518,772
4.13% 8/15/46	630,000	772,244
4.40% 11/1/34	910,000	1,134,825
4.50% 8/10/33	4,990,000	6,286,777
4.52% 9/15/48	330,000	429,622
4.86% 8/21/46	940,000	1,268,342
5.25% 3/16/37	560,000	763,385
5.50% 3/16/47	120,000	174,536
Vodafone Group 4.38% 5/30/28	1,090,000	1,304,887
		37,497,945
Transportation–0.21%
Union Pacific
2.15% 2/5/27	730,000	774,209
2.40% 2/5/30	690,000	742,399
3.75% 7/15/25	380,000	431,100
3.75% 2/5/70	900,000	1,086,032
3.84% 3/20/60	920,000	1,136,372
3.95% 9/10/28	570,000	676,407
		4,846,519
Total Corporate Bonds (Cost $752,489,358)		833,413,343
NON-AGENCY ASSET-BACKED SECURITIES–5.45%
•ACIS CLO Series 2015-6A A1 1.80% (LIBOR03M + 1.59%) 5/1/27	308,380	308,431
•AGL CLO Series 2020-6A A1 2.20% (LIBOR03M + 1.95%) 7/20/31	1,450,000	1,456,352
•AGL Core CLO 8 Series 2020-8A A1 1.72% (LIBOR03M + 1.50%) 10/20/31	1,290,000	1,293,123
•AMMC CLO
Series 2013-12A AR 1.41% (LIBOR03M + 1.20%) 11/10/30	1,500,000	1,498,533
Series 2020-23A A1L 1.64% (LIBOR03M + 1.40%) 10/17/31	350,000	350,558
•Apex Credit CLO Series 2017-1A A1 1.68% (LIBOR03M + 1.47%) 4/24/29	1,469,121	1,468,484
Applebee's Funding/ IHOP Funding Series 2019-1A A2I 4.19% 6/7/49	3,142,125	3,099,141
Avis Budget Rental Car Funding AESOP
Series 2019-2A A 3.35% 9/22/25	4,300,000	4,591,220

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP (continued)
Series 2020-1A A 2.33% 8/20/26	2,040,000	$ 2,105,285
•Bain Capital Credit Series 2020-1A A1 1.41% (LIBOR03M + 1.19%) 4/18/33	500,000	500,129
•Balboa Bay Loan Funding Series 2020-1A A 1.49% (LIBOR03M + 1.35%) 1/20/32	2,780,000	2,781,465
•BlueMountain CLO Series 2015-1A A1R 1.55% (LIBOR03M + 1.33%) 4/13/27	555,417	555,474
•BlueMountain CLO XXII Series 2018-22A A1 1.32% (LIBOR03M + 1.08%) 7/15/31	1,000,000	994,196
•BlueMountain CLO XXX Series 2020-30A A 1.55% (LIBOR03M + 1.39%) 1/15/33	1,700,000	1,702,861
•Carlyle Global Market Strategies CLO
Series 2014-3RA A1A 1.27% (LIBOR03M + 1.05%) 7/27/31	1,071,179	1,070,646
Series 2015-4A A1R 1.56% (LIBOR03M + 1.34%) 7/20/32	1,750,000	1,750,675
•Catskill Park CLO Series 2017-1A A2 1.92% (LIBOR03M + 1.70%) 4/20/29	1,500,000	1,500,051
•CBAM
Series 2017-1A A1 1.47% (LIBOR03M + 1.25%) 7/20/30	4,000,000	4,000,256
Series 2017-2A B1 1.97% (LIBOR03M + 1.75%) 10/17/29	1,250,000	1,250,014
•Cedar Funding VI CLO Series 2016-6A AR 1.31% (LIBOR03M + 1.09%) 10/20/28	450,000	449,028
•Cerberus Loan Funding XXVIII Series 2020-1A A 2.06% (LIBOR03M + 1.85%) 10/15/31	810,000	810,960
•Columbia Cent CLO Series 2020-29A A1N 1.92% (LIBOR03M + 1.70%) 7/20/31	1,030,000	1,035,780
•Cutwater Series 2014-1A A1AR 1.49% (LIBOR03M + 1.25%) 7/15/26	448,486	447,827
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 0.30% (LIBOR01M + 0.14%) 1/15/37	1,404,121	$ 1,343,083
•Denali Capital CLO Series 2013-1A A1LR 1.26% (LIBOR03M + 1.05%) 10/26/27	2,334,064	2,333,128
•Dryden 75 CLO Series 2019-75A AR 1.44% (LIBOR03M + 1.20%) 7/15/30	1,410,000	1,410,008
•Dryden XXV Senior Loan Fund Series 2012-25A ARR 1.14% (LIBOR03M + 0.90%) 10/15/27	1,262,123	1,259,859
•EFS Volunteer No. 2 Series 2012-1 A2 1.50% (LIBOR01M + 1.35%) 3/25/36	3,605,172	3,646,333
Fannie Mae Grantor Trust 2.90% 6/25/27	398,762	434,192
Ford Credit Floorplan Master Owner Trust A 4.06% 11/15/30	3,030,000	3,569,297
•Grippen Park CLO Series 2017-1A A 1.48% (LIBOR03M + 1.26%) 1/20/30	2,000,000	2,000,272
•Halcyon Loan Advisors Funding Series 2015-2A AR 1.29% (LIBOR03M + 1.08%) 7/25/27	640,154	637,838
•Halsey Point CLO I Series 2019-1A A1A1 1.57% (LIBOR03M + 1.35%) 1/20/33	570,000	570,784
•HalseyPoint CLO 3 Series 2020-3A A1A 1.63% (LIBOR03M + 1.45%) 11/30/32	800,000	803,036
Hildene Community Funding CDO Series 2015-1A AR 3.25% 11/1/35	1,040,000	1,042,073
•KKR CLO
Series 16 A2R 2.02% (LIBOR03M + 1.80%) 1/20/29	820,000	820,019
Series 18 A 1.49% (LIBOR03M + 1.27%) 7/18/30	3,000,000	3,000,006
Series 32A A1 1.54% (LIBOR03M + 1.32%) 1/15/32	1,100,000	1,100,576
•LCM XVIII Series 19A AR 1.48% (LIBOR03M + 1.24%) 7/15/27	481,901	481,930

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Magnetite XIV-R Series 2015-14RA A2 3.94% 10/18/31	3,170,000	$ 3,168,386
•Midocean Credit Clo VII Series 2017-7A BR 1.84% (LIBOR03M + 1.60%) 7/15/29	1,750,000	1,718,069
•Myers Park CLO B1 1.82% (LIBOR03M + 1.60%) 10/20/30	1,020,000	1,015,219
•Navient Private Education Loan Trust Series 2014-AA A3 1.76% (LIBOR01M + 1.60%) 10/15/31	3,020,000	3,058,417
Navient Private Education Refi Loan Trust Series 2020-A A2A 2.46% 11/15/68	2,060,000	2,156,620
•Ocean Trails CLO IX Series 2020-9A A1 2.15% (LIBOR03M + 1.87%) 10/15/29	3,260,000	3,271,514
•Octagon Investment Partners 45
Series 2018-1A A1A 1.28% 1/20/31	2,950,000	2,929,451
Series 2019-1A A 1.57% (LIBOR03M + 1.33%) 10/15/32	1,500,000	1,501,427
•OHA Credit Funding 7 Series 2020-7A A 1.47% (LIBOR03M + 1.25%) 10/19/32	870,000	870,762
•OHA Loan Funding Series 2013-2A AR 1.25% (LIBOR03M + 1.04%) 5/23/31	2,040,000	2,033,180
•Owl Rock CLO Series 2020-3A A1L 2.02% (LIBOR03M + 1.80%) 4/20/32	2,010,000	2,009,990
•Parallel Series 2020-1A A1 1.98% (LIBOR03M + 1.83%) 7/20/31	1,500,000	1,505,365
•Recette Clo Series 2015-1A AR 1.14% (LIBOR03M + 0.92%) 10/20/27	580,027	579,587
SBA Small Business Investment Companies
Series 2018-10B 1 3.55% 9/10/28	1,038,016	1,131,136
Series 2019-10A 1 3.11% 3/10/29	1,237,994	1,316,783
•Seneca Park CLO Series 2014-1A AR 1.34% (LIBOR03M + 1.12%) 7/17/26	22,311	22,315
•Seven Sticks CLO Series 2016-1A A1R 1.29% 7/15/28	901,177	900,075
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Silver Rock CLO Series 2020-1A A 1.85% (LIBOR03M + 1.65%) 10/20/31	2,680,000	$ 2,731,169
•SLC Student Loan Trust Series 2008-1 A4A 1.82% (LIBOR03M + 1.60%) 12/15/32	3,113,379	3,178,016
•SLM Private Credit Student Loan Trust
Series 2005-B A4 0.55% (LIBOR03M + 0.33%) 6/15/39	1,537,922	1,471,256
Series 2006-A A5 0.51% (LIBOR03M + 0.29%) 6/15/39	1,285,366	1,235,367
•SLM Student Loan Trust Series 2004-3A A6A 0.76% (LIBOR03M + 0.55%) 10/25/64	4,583,075	4,524,783
•Structured Asset Securities Mortgage Loan Trust Series 2006-GEL3 A3 0.75% (LIBOR01M + 0.60%) 7/25/36	853,162	851,234
•Symphony CLO XVIII Series 2016-18A B 2.01% (LIBOR03M + 1.80%) 1/23/28	1,200,000	1,193,617
•TCI-Symphony CLO Series 2016-1A BR 1.87% (LIBOR03M + 1.65%) 10/13/29	2,000,000	1,988,836
•Towd Point Mortgage Trust
Series 2015-6 A1B 2.75% 4/25/55	1,137,268	1,154,727
Series 2016-1 A1B 2.75% 2/25/55	81,422	82,307
Series 2016-2 A1 3.00% 8/25/55	112,151	113,780
Series 2017-6 M1 3.25% 10/25/57	2,110,000	2,266,549
•Tralee CLO III Series 2014-3A AR 1.25% (LIBOR03M + 1.03%) 10/20/27	1,281,452	1,278,558
•Tralee CLO V Series 2018-5A B 1.92% (LIBOR03M + 1.70%) 10/20/28	1,200,000	1,191,553
•Tralee Clo VI Series 2019-6A AS 1.51% (LIBOR03M + 1.30%) 10/25/32	1,980,000	2,032,518
United States Small Business Administration
Series 2019-20D 1 2.98% 4/1/39	666,996	728,106
Series 2019-25G 1 2.69% 7/1/44	646,599	698,042

LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Venture 32 CLO Series 2018-32A A2A 1.29% (LIBOR03M + 1.07%) 7/18/31	1,750,000	$ 1,741,351
•Voya CLO
Series 2016-3A A1R 1.41% (LIBOR03M + 1.19%) 10/18/31	750,000	749,402
Series 2018-3A A1A 1.39% (LIBOR03M + 1.15%) 10/15/31	3,080,000	3,080,018
•Whitebox Clo II Series 2020-2A A1 1.99% (LIBOR03M + 1.75%) 10/24/31	1,990,000	2,000,089
•Zais CLO Series 2019-13A A1A 1.73% (LIBOR03M + 1.49%) 7/15/32	980,000	982,106
Total Non-Agency Asset-Backed Securities (Cost $122,138,082)		123,934,603
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.23%
•Adjustable Rate Mortgage Trust Series 2005-9 5A1 0.69% (LIBOR01M + 0.54%) 11/25/35	1,378,712	1,341,803
CSMC Trust
φ 3.06% 10/25/59	4,173,985	4,226,766
•Series 2018-J1 A2 3.50% 2/25/48	10,419,260	10,671,467
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	633,231	642,081
φGCAT Trust Series 2020-NQM1 A3 2.55% 1/25/60	5,010,338	5,081,151
•Impac CMB Trust Series 2007-A A 0.65% (LIBOR01M + 0.50%) 5/25/37	2,517,064	2,326,899
•JP Morgan Mortgage Trust
Series 2017-5 A2 3.13% 10/26/48	4,319,828	4,442,917
Series 2018-4 A1 3.50% 10/25/48	1,439,644	1,471,408
•Merrill Lynch Mortgage Investors Trust Series 2005-A8 A3A3 0.89% (LIBOR01M + 0.74%) 8/25/36	889,942	883,605
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	1,351,930	1,439,747
Series 2015-1A A3 3.75% 5/28/52	698,783	743,329
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•New Residential Mortgage Loan Trust (continued)
Series 2015-2A A1 3.75% 8/25/55	5,130,407	$ 5,452,105
Series 2015-2A A2 3.75% 8/25/55	2,920,793	3,103,939
Series 2016-3A A1B 3.25% 9/25/56	1,626,435	1,700,435
Series 2016-3A B1 4.00% 9/25/56	4,430,938	4,814,801
Series 2016-4A B2 4.75% 11/25/56	2,139,831	2,384,595
Series 2017-1A A1 4.00% 2/25/57	4,253,087	4,597,670
Series 2017-4A A1 4.00% 5/25/57	4,261,099	4,587,416
Series 2017-6A A1 4.00% 8/27/57	8,430,054	8,962,278
•New Residential Mortgage Loan Trust Series 2017-2A B2 4.75% 3/25/57	2,363,820	2,602,239
♦•WaMu Mortgage Pass Through Certificates Series 2005-AR13 A1A1 0.73% (LIBOR01M + 0.58%) 10/25/45	2,003,039	1,963,499
Total Non-Agency Collateralized Mortgage Obligations (Cost $71,672,440)		73,440,150
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–4.27%
•BANK 4.60% 9/15/60	2,160,000	2,329,049
•BX Commercial Mortgage Trust 1.16% (LIBOR01M + 1.00%) 11/15/32	3,360,000	3,366,304
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	2,560,000	2,779,193
•CHT-COSMO Mortgage Trust Series 2017-CSMO A 1.09% (LIBOR01M + 0.93%) 11/15/36	730,000	722,734
Citigroup Commercial Mortgage Trust
*•Series 2013-GC11 XA 1.37% 4/10/46	10,877,274	269,293
Series 2014-GC25 A4 3.64% 10/10/47	889,000	974,062
Series 2016-P3 A4 3.33% 4/15/49	758,000	839,859
•Cold Storage Trust Series 2020-ICE5 A 1.06% (LIBOR01M + 0.90%) 11/15/37	6,420,000	6,419,999
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	775,000	799,415

LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR16 A4 4.05% 4/10/47	774,000	$ 852,405
Series 2014-CR20 A4 3.59% 11/10/47	402,000	438,876
Series 2014-CR20 AM 3.94% 11/10/47	1,580,000	1,723,249
Series 2015-CR23 A4 3.50% 5/10/48	418,000	463,922
•Credit Suisse Commercial Mortgage Securities Series 2019-SKLZ A 1.41% (LIBOR01M + 1.25%) 1/15/34	4,280,000	4,155,591
CSMC Series 2014-USA B 4.18% 9/15/37	7,380,000	7,066,413
CSMC Trust Series 2017-LSTK A 2.76% 4/5/33	1,350,000	1,344,982
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	925,000	1,026,875
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.56% 11/10/46	948,000	948,673
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	437,000	262,302
•Series 2013-PEMB A 3.55% 3/5/33	5,000,000	4,835,903
Series 2015-GC32 A4 3.76% 7/10/48	512,000	573,833
•JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-MKST D 1.66% (LIBOR01M + 1.50%) 12/15/36	5,130,000	4,865,617
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	2,031,269
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	1,704,000	1,883,923
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	686,000	676,263
Series 2015-JP1 A5 3.91% 1/15/49	1,298,000	1,478,499
•KNDL Mortgage Trust Series 2019-KNSQ A 0.96% (LIBOR01M + 0.80%) 5/15/36	4,450,000	4,450,050
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 4.12% 2/15/46	3,000,000	$ 2,816,505
Series 2014-C17 A5 3.74% 8/15/47	717,000	780,903
Series 2015-C23 A4 3.72% 7/15/50	1,618,000	1,791,993
Series 2015-C26 A5 3.53% 10/15/48	1,271,800	1,415,680
Series 2016-C29 A4 3.33% 5/15/49	710,000	785,738
•Morgan Stanley Capital I Trust Series 2019-BPR A 1.56% (LIBOR01M + 1.40%) 5/15/36	3,460,000	3,286,882
Natixis Commercial Mortgage Securities Trust
A 3.05% 8/15/36	7,150,000	7,350,680
*• XA 1.35% 8/15/36	32,225,000	1,298,358
•Rosslyn Portfolio Trust Series 2017-ROSS A 1.94% (LIBOR01M + 0.95%) 6/15/33	1,271,214	1,273,773
VLS Commercial Mortgage Trust Series 2020-LAB A 2.13% 10/10/42	2,010,000	2,082,830
VNDO Trust Series 2016-350P A 3.81% 1/10/35	1,080,000	1,184,586
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.14% 10/15/45	474,000	490,163
Series 2015-C26 AS 3.58% 2/15/48	7,640,000	8,236,722
*•Series 2016-BNK1 XA 1.74% 8/15/49	17,195,475	1,346,741
*•Series 2016-C36 XA 1.28% 11/15/59	40,517,955	2,248,633
•WFRBS Commercial Mortgage Trust Series 2014-C20 C 4.51% 5/15/47	3,603,000	3,138,406
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $98,369,133)		97,107,146
REGIONAL BONDS–0.16%
Canada—0.16%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	1,571,641
Province of Manitoba Canada 2.13% 6/22/26	872,000	938,490
Province of Quebec Canada 2.50% 4/20/26	959,000	1,052,973
		3,563,104
Total Regional Bonds (Cost $3,321,717)		3,563,104

LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS–5.16%
Chile—0.14%
Chile Government International Bond 3.50% 1/25/50	2,800,000	$ 3,213,000
		3,213,000
Colombia—0.37%
Colombia Government International Bond
3.13% 4/15/31	1,190,000	1,262,887
3.88% 4/25/27	1,740,000	1,936,620
5.20% 5/15/49	890,000	1,128,716
5.63% 2/26/44	3,190,000	4,131,050
		8,459,273
India—0.06%
Export-Import Bank of India 3.38% 8/5/26	1,300,000	1,404,940
		1,404,940
Indonesia—0.55%
Indonesia Government International Bond
3.70% 10/30/49	2,060,000	2,248,263
3.85% 7/18/27	2,110,000	2,408,615
4.63% 4/15/43	950,000	1,144,076
4.88% 5/5/21	290,000	294,240
5.13% 1/15/45	4,980,000	6,413,393
		12,508,587
Israel—0.23%
State of Israel
2.75% 7/3/30	2,390,000	2,635,071
3.80% 5/13/60	1,600,000	1,900,768
3.88% 7/3/50	490,000	588,096
		5,123,935
Japan—0.07%
Japan Finance Organization for Municipalities 2.13% 4/13/21	1,468,000	1,474,956
		1,474,956
Kazakhstan—0.19%
Kazakhstan Government International Bond 4.88% 10/14/44	3,240,000	4,389,034
		4,389,034
Kuwait—0.16%
Kuwait International Government Bond 3.50% 3/20/27	3,160,000	3,594,500
		3,594,500
Mexico—0.53%
Mexico Government International Bond
4.00% 10/2/23	6,880,000	7,533,600
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
4.75% 3/8/44	3,790,000	$ 4,505,363
		12,038,963
Panama—0.53%
Panama Government International Bond
4.30% 4/29/53	1,540,000	1,951,950
4.50% 5/15/47	4,250,000	5,461,250
4.50% 4/1/56	1,050,000	1,351,875
6.70% 1/26/36	2,230,000	3,311,550
		12,076,625
Peru—0.39%
Peruvian Government International Bond
5.63% 11/18/50	2,450,000	3,852,625
6.55% 3/14/37	3,340,000	5,068,450
		8,921,075
Poland—0.20%
Republic of Poland Government International Bond 4.00% 1/22/24	4,060,000	4,495,944
		4,495,944
Qatar—0.53%
Qatar Government International Bond
3.25% 6/2/26	270,000	300,294
3.88% 4/23/23	3,210,000	3,450,108
4.00% 3/14/29	1,600,000	1,896,000
4.82% 3/14/49	4,740,000	6,467,161
		12,113,563
Russia—0.49%
Russian Foreign Bond - Eurobond
5.63% 4/4/42	5,200,000	7,228,676
5.63% 4/4/42	1,000,000	1,390,130
5.88% 9/16/43	1,800,000	2,596,680
		11,215,486
Saudi Arabia—0.03%
Saudi Government International Bond 2.88% 3/4/23	640,000	669,952
		669,952
United Arab Emirates—0.43%
Abu Dhabi Government International Bond
2.50% 10/11/22	5,320,000	5,507,796
3.13% 9/30/49	2,000,000	2,140,000
3.88% 4/16/50	1,650,000	2,011,350
		9,659,146
Uruguay—0.26%
Uruguay Government International Bond
4.38% 1/23/31	80,000	98,100

LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Uruguay (continued)
Uruguay Government International Bond (continued)
5.10% 6/18/50	4,130,000	$ 5,782,000
		5,880,100
Total Sovereign Bonds (Cost $102,173,234)		117,239,079
SUPRANATIONAL BANK–0.02%
FMS Wertmanagement 1.38% 6/8/21	476,000	478,457
Total Supranational Bank (Cost $476,235)		478,457
U.S. TREASURY OBLIGATIONS–16.48%
U.S. Treasury Bonds
1.13% 8/15/40	11,900,000	11,247,359
1.25% 5/15/50	85,550,000	77,436,117
1.38% 11/15/40	5,720,000	5,645,819
1.38% 8/15/50	38,820,000	36,272,437
1.63% 11/15/50	6,480,000	6,441,525
2.00% 2/15/50	15,290,000	16,571,135
2.25% 8/15/49	1,850,000	2,112,758
U.S. Treasury Inflation Index
0.75% 2/15/42	5,335,334	6,783,905
0.75% 2/15/45	2,045,638	2,634,957
∞1.00% 2/15/46	11,483,818	15,642,748
1.00% 2/15/48	5,353,464	7,443,187
1.00% 2/15/49	289,736	407,448
×1.38% 2/15/44	3,921,547	5,641,044
2.13% 2/15/40	8,071,557	12,490,703
2.13% 2/15/41	1,688,408	2,645,484
U.S. Treasury Notes
0.25% 11/15/23	200,000	200,547
0.25% 5/31/25	72,100,000	71,950,731
0.25% 6/30/25	850,000	847,676
0.25% 9/30/25	180,000	179,283
0.25% 10/31/25	560,000	557,462
0.38% 4/30/25	460,000	461,599
0.38% 11/30/25	70,000	70,082
0.50% 4/30/27	2,700,000	2,692,301
0.50% 8/31/27	15,150,000	15,051,762
0.50% 10/31/27	15,710,000	15,579,902
0.63% 11/30/27	17,130,000	17,119,294
0.63% 12/31/27	16,650,000	16,623,984
0.63% 5/15/30	1,360,000	1,328,762
0.63% 8/15/30	9,870,000	9,617,081
0.88% 11/15/30	12,070,000	12,022,852
1.50% 11/30/24	770,000	807,327
Total U.S. Treasury Obligations (Cost $371,970,826)		374,527,271

	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED–0.00%
Centrally Cleared–0.00%
Put Options–0.00%
U.S. Treasury 10 yr Notes Strike price $138, expiration date 1/22/21, notional amount $9,246,000	67	$ 30,359
		30,359
Total Options Purchased (Cost $39,897)		30,359

	Number of Shares
MONEY MARKET FUND–1.64%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.01%)	37,393,849	37,393,849
Total Money Market Fund (Cost $37,393,849)		37,393,849

	Principal Amount°
SHORT-TERM INVESTMENTS—6.56%
Agency Obligations–0.13%
≠Federal Home Loan Bank Discount Notes 0.10% 1/29/21	3,020,000	3,019,770
		3,019,770
U.S. Treasury Obligations–6.43%
≠U.S. Treasury Cash Management Bill
0.10% 1/5/21	4,340,000	4,339,952
0.09% 5/4/21	31,220,000	31,211,154
0.09% 3/23/21	28,790,000	28,785,322
0.09% 5/11/21	28,790,000	28,781,570
≠U.S. Treasury Bills
0.11% 3/25/21	12,310,000	12,307,948
0.01% 4/29/21	29,860,000	29,851,892
0.09% 2/18/21	10,870,000	10,868,696
		146,146,534
Total Short-Term Investments (Cost $149,160,208)		149,166,304

LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–105.98% (Cost $2,296,174,065)	$2,409,113,793

Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN –(0.01)%

Centrally Cleared–(0.01)%

Call Options–(0.01)%
U.S. Treasury Long Bonds Strike price $176.00, expiration date 1/22/21, notional amount $9,504,000	(54)	$ (25,313)
U.S. Treasury Long Bonds Strike price $174.00, expiration date 1/22/21, notional amount $17,748,000	(102)	(114,750)
U.S. Treasury 10 yr Notes Strike price $138.25, expiration date 1/22/21, notional amount $10,230,500	(74)	(28,906)
		(168,969)
Put Options–(0.00)%
U.S. Treasury Long Bonds Strike price $170.00, expiration date 1/22/21, notional amount $6,290,000	(37)	(17,922)
U.S. Treasury 10 yr Notes Strike price $137.00, expiration date 1/22/21, notional amount $18,358,000	(134)	(20,937)
		(38,859)
Total Options Written (Premium received $(301,947))		(207,828)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(5.97%)	(135,813,261)
NET ASSETS APPLICABLE TO 210,870,318 SHARES OUTSTANDING–100.00%	$2,273,092,704
NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND STANDARD CLASS ($1,868,292,833 / 173,276,487 Shares)	$10.782
NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND SERVICE CLASS ($404,799,871 / 37,593,831 Shares)	$10.768
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2020:
Shares of beneficial interest (unlimited authorization–no par)	$2,118,833,348
Distributable earnings/(accumulated loss)	154,259,356
TOTAL NET ASSETS	$2,273,092,704

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2020.
Δ Securities have been classified by country of origin.
∞ Fully or partially pledged as collateral for centrally cleared swaps.
× Fully or partially pledged as collateral for derivatives.
≠ The rate shown is the effective yield at the time of purchase.

LVIP Western Asset Core Bond Fund–24

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
★ Includes $999,867 cash collateral held at broker for futures contracts, $11,046,621 cash collateral held at brokers for centrally cleared swap contracts, $288,673 variation margin due from broker on futures contracts, $228,742,697 payable for securities purchased, $365,029 payable for fund shares redeemed, $183,242 variation margin due to brokers on centrally cleared swap contracts, $125,778 other accrued expenses payable and $978,803 due to manager and affiliates as of December 31, 2020.

The following futures contracts and swap contracts were outstanding at December 31, 2020:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(1,633)	U.S. Treasury 10 yr Notes	$(225,481,578)	$(225,218,080)	3/22/21	$ —	$ (263,498)
423	U.S. Treasury 2 yr Notes	93,473,085	93,373,114	3/31/21	99,971	—
2,596	U.S. Treasury 5 yr Notes	327,521,908	326,712,486	3/31/21	809,422	—
(1,588)	U.S. Treasury Bonds	(396,325,100)	(395,988,628)	3/15/21	—	(336,472)
(1,540)	U.S. Treasury Bonds	(384,364,750)	(384,323,016)	6/14/21	—	(41,734)
(1,597)	U.S. Treasury Bonds	(398,411,575)	(396,182,121)	12/13/21	—	(2,229,454)
(353)	U.S. Treasury Long Bonds	(61,135,188)	(61,626,280)	3/22/21	491,092	—
636	U.S. Treasury Ultra Bonds	135,825,750	136,821,657	3/22/21	—	(995,907)
Total Futures Contracts					$1,400,485	$(3,867,065)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared/
Protection Sold
CDX.NA.IG.34- Quarterly[4]	235,612,000	(1.00%)	6/20/25	$3,918,491	$(787,667)	$4,706,158	$—
CDX.NA.IG.35- Quarterly[4]	192,773,000	(1.00%)	12/20/25	4,782,088	4,559,908	222,180	—
					3,772,241	4,928,338	—
Total CDS Contracts					$3,772,241	$4,928,338	$0
LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
10 yr IRS-Semiannual/Quarterly	50,500,000	0.71%	(0.22%) [5]	5/20/30	$768,250	$(192,880)	$961,130	$—
25 yr IRS-Annual	10,300,000	0.56%	(1.00%) [6]	7/20/45	1,265,839	275,677	990,162	—
25 yr IRS-Annual	14,350,000	0.74%	(1.00%) [6]	8/19/45	1,193,439	—	1,193,439	—
25 yr IRS-Semiannual/Quarterly	6,046,000	0.80%	(0.22%) [5]	11/15/45	769,118	34,630	734,487	—
27 yr IRS-Semiannual/Quarterly	32,199,000	1.00%	(0.25%) [5]	2/15/47	2,880,473	385,352	2,495,121	—
27 yr IRS-Semiannual/Quarterly	6,306,000	1.20%	(0.25%) [5]	2/15/47	273,338	34,532	238,806	—
27 yr IRS-Semiannual/Quarterly	3,077,000	1.23%	(0.25%) [5]	2/15/47	115,642	2,786	112,856	—
4 yr IRS-Semiannual/Quarterly	372,993,000	(0.38%)	0.23% [5]	8/31/24	1,583,603	1,482,433	101,171	—
5 yr IRS-Semiannual/Quarterly	112,944,000	(0.84%)	1.00% [5]	11/27/25	12,867	(48,607)	61,474	—
7 yr IRS-Annual	62,071,000	0.26%	(1.00%) [7]	5/15/27	576,697	(192,998)	769,696	—
7 yr IRS-Semiannual/Quarterly	20,990,000	0.45%	(0.22%) [5]	5/15/27	182,465	(42,360)	224,826	—
10 yr IRS-Semiannual/Quarterly	43,406,000	0.85%	(0.22%) [5]	11/2/30	246,819	(56,160)	302,978	—
10 yr IRS-Semiannual/Quarterly	3,367,000	1.20%	(0.22%) [5]	10/7/50	174,896	(1,461)	176,357	—
30 yr IRS-Semiannual/Quarterly	7,950,000	(1.29%)	0.22% [5]	11/2/50	(234,431)	63,297	—	(297,728)
7 yr IRS-Semiannual/Quarterly	43,820,000	(0.44%)	0.22% [5]	11/2/25	71,762	44,266	27,496	—
Total IRS Contracts						$1,788,507	$8,389,999	$(297,728)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2020.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on LIBOR03M.
[6] Rate resets based on SOFR01-Secured Overnight Financing Rate.
[7] Rate resets based on FEDLO1–Federal Funds Rate.

Summary of Abbreviations:
BB–Barclays Bank
BNP–BNP Paribas
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IRS–Interest Rate Swap
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
PC–Participation Certificate
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
USD–United States Dollar
WFRBS–Wells Fargo Royal Bank of Scotland
LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–27

LVIP Western Asset Core Bond Fund
Statement of Operations
Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$ 52,552,482
EXPENSES:
Management fees	9,137,999
Distribution fees-Service Class	826,322
Shareholder servicing fees	593,328
Accounting and administration expenses	379,576
Professional fees	84,937
Pricing fees	83,171
Custodian fees	79,860
Trustees’ fees and expenses	50,555
Reports and statements to shareholders	43,323
Consulting fees	3,717
Other	24,374
Total operating expenses	11,307,162
NET INVESTMENT INCOME	41,245,320
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	52,121,543
Futures contracts	32,301,135
Options purchased	(1,613,648)
Options written	6,793,597
Swap contracts	(26,802,108)
Net realized gain	62,800,519
Net change in unrealized appreciation (depreciation) of:
Investments	55,057,289
Futures contracts	(856,538)
Options purchased	(37,717)
Options written	(25,642)
Swap contracts	6,274,441
Net change in unrealized appreciation (depreciation)	60,411,833
NET REALIZED AND UNREALIZED GAIN	123,212,352
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,457,672
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/20	12/31/19
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 41,245,320	$ 49,128,460
Net realized gain	62,800,519	6,430,742
Net change in unrealized appreciation (depreciation)	60,411,833	119,025,114
Net increase in net assets resulting from operations	164,457,672	174,584,316
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(41,390,463)	(47,624,674)
Service Class	(7,855,036)	(6,684,451)
Return of capital:
Standard Class	—	(411,051)
Service Class	—	(57,694)
	(49,245,499)	(54,777,870)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	487,351,369	226,477,248
Service Class	172,068,493	159,356,182
Reinvestment of dividends and distributions:
Standard Class	41,390,463	48,035,725
Service Class	7,855,036	6,742,145
	708,665,361	440,611,300
Cost of shares redeemed:
Standard Class	(506,040,080)	(221,247,877)
Service Class	(66,450,091)	(28,863,910)
	(572,490,171)	(250,111,787)
Increase in net assets derived from capital share transactions	136,175,190	190,499,513
NET INCREASE IN NET ASSETS	251,387,363	310,305,959
NET ASSETS:
Beginning of year	2,021,705,341	1,711,399,382
End of year	$2,273,092,704	$2,021,705,341
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–28

LVIP Western Asset Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended				7/14/16 [1] to 12/31/16
	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.116	$ 9.415	$ 9.862	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.217	0.276	0.262	0.203	0.074
Net realized and unrealized gain (loss)	0.692	0.710	(0.367)	0.233	(0.406)
Total from investment operations	0.909	0.986	(0.105)	0.436	(0.332)
Less dividends and distributions from:
Net investment income	(0.243)	(0.283)	(0.293)	(0.167)	(0.075)
Return of capital	—	(0.002)	(0.049)	—	—
Total dividends and distributions	(0.243)	(0.285)	(0.342)	(0.167)	(0.075)
Net asset value, end of period	$ 10.782	$ 10.116	$ 9.415	$ 9.862	$ 9.593
Total return[3]	9.00%	10.48%	(1.03%)	4.54%	(3.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,868,293	$1,748,824	$1,585,597	$1,836,303	$1,166,624
Ratio of expenses to average net assets	0.51%	0.51%	0.52%	0.51%	0.50%
Ratio of net investment income to average net assets	2.06%	2.75%	2.71%	2.06%	1.61%
Portfolio turnover	225%	159%	176%	419%	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–29

LVIP Western Asset Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Service Class
	Year Ended				7/14/16 [1] to 12/31/16
	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.107	$ 9.413	$ 9.866	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.190	0.251	0.236	0.180	0.062
Net realized and unrealized gain (loss)	0.691	0.709	(0.364)	0.230	(0.406)
Total from investment operations	0.881	0.960	(0.128)	0.410	(0.344)
Less dividends and distributions from:
Net investment income	(0.220)	(0.264)	(0.279)	(0.137)	(0.063)
Return of capital	—	(0.002)	(0.046)	—	—
Total dividends and distributions	(0.220)	(0.266)	(0.325)	(0.137)	(0.063)
Net asset value, end of period	$ 10.768	$ 10.107	$ 9.413	$ 9.866	$ 9.593
Total return[3]	8.73%	10.21%	(1.27%)	4.27%	(3.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$404,800	$272,881	$125,802	$41,613	$ 10
Ratio of expenses to average net assets	0.76%	0.76%	0.77%	0.76%	0.75%
Ratio of net investment income to average net assets	1.81%	2.50%	2.46%	1.81%	1.36%
Portfolio turnover	225%	159%	176%	419%	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–30

LVIP Western Asset Core Bond Fund
Notes to Financial Statements
December 31, 2020
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 94 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2020 and for all open tax years (years ended December 31, 2017-December 31, 2019), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP Western Asset Core Bond Fund–31

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $2 billion of the Fund’s average daily net assets; and 0.35% of the Fund’s average daily net assets in excess of $2 billion.   The management fee is calculated daily and paid monthly.
Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2020, costs for these administrative and legal services were as follows:
Administrative	$125,235
Legal	22,162
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $23,702 for the year ended December 31, 2020.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2020, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$839,825
Distribution fees payable to LFD	83,429
Shareholder servicing fees payable to Lincoln Life	55,549
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 530,290,198
Purchases of U.S. government securities	4,082,274,073
Sales other than U.S. government securities	260,395,033
Sales of U.S. government securities	4,217,621,999
LVIP Western Asset Core Bond Fund–32

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,297,274,719
Aggregate unrealized appreciation of investments and derivatives	$ 133,506,359
Aggregate unrealized depreciation of investments and derivatives	(13,819,693)
Net unrealized appreciation of investments and derivatives	$ 119,686,666
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Western Asset Core Bond Fund–33

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 18,005,710	$—	$ 18,005,710
Agency Commercial Mortgage-Backed Securities	—	14,560,300	—	14,560,300
Agency Mortgage-Backed Securities	—	566,254,118	—	566,254,118
Corporate Bonds	—	833,413,343	—	833,413,343
Non-Agency Asset-Backed Securities	—	123,934,603	—	123,934,603
Non-Agency Collateralized Mortgage Obligations	—	73,440,150	—	73,440,150
Non-Agency Commercial Mortgage-Backed Securities	—	97,107,146	—	97,107,146
Regional Bonds	—	3,563,104	—	3,563,104
Sovereign Bonds	—	117,239,079	—	117,239,079
Supranational Bank	—	478,457	—	478,457
U.S. Treasury Obligations	—	374,527,271	—	374,527,271
Options Purchased	30,359	—	—	30,359
Money Market Fund	37,393,849	—	—	37,393,849
Short-Term Investment	—	149,166,304	—	149,166,304
Total Investments	$37,424,208	$2,371,689,585	$—	$2,409,113,793
Derivatives:

Assets:
Futures Contracts	$ 1,400,485	$ —	$—	$ 1,400,485
Swap Contracts	$ —	$13,318,337	$—	$13,318,337
Liabilities:
Futures Contracts	$(3,867,065)	$ —	$—	$ (3,867,065)
Swap Contract	$ —	$ (297,728)	$—	$ (297,728)
Options Written	$ (207,828)	$ —	$—	$ (207,828)
There were no Level 3 investments at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, tax treatment of passive foreign investment companies (“PFIC”), mark-to-market of options contracts, premium callable bond income adjustments, mark-to-market of futures contracts and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	Year Ended
	12/31/20	12/31/19
Ordinary income	$49,245,499	$54,309,125
Return of capital	—	468,745
Total	$49,245,499	$54,777,870
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 11,704,840
Undistributed long-term capital gains	31,608,373
Other temporary differences	(8,645,447)
Net unrealized appreciation	119,591,590
Distributable earnings/(accumulated loss)	$154,259,356
LVIP Western Asset Core Bond Fund–34

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2020, the Fund recorded the following permanent reclassifications primarily related to return of capital distributions:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(463,892)	$463,892
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2020, the Fund utilized $ 19,319,188 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/20	12/31/19
Shares sold:
Standard Class	45,430,412	21,998,093
Service Class	16,272,036	15,847,801
Shares reinvested:
Standard Class	3,860,691	4,767,814
Service Class	733,567	669,727
	66,296,706	43,283,435
Shares redeemed:
Standard Class	(48,885,880)	(22,304,325)
Service Class	(6,411,392)	(2,882,726)
	(55,297,272)	(25,187,051)
Net increase	10,999,434	18,096,384
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2020, the Fund pledged $1,767,849 in securities and $999,867 in cash as collateral for futures contracts.
During the year ended December 31, 2020, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and to reduce transaction costs.
Options Contracts–During the year ended December 31, 2020, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient
LVIP Western Asset Core Bond Fund–35

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2020, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2020, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the footnotes to the Schedule of Investments, at December 31, 2020, the notional value of the protection sold was USD 428,385,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the
LVIP Western Asset Core Bond Fund–36

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2020, net unrealized appreciation of the protection sold was $4,928,338.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2020, the Fund used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Assets and Liabilities.
At December 31, 2020, the Fund pledged $11,052,922 cash collateral and $5,637,780 in securities as collateral with Goldman Sachs for open swap contracts.
Fair values of derivative instruments as of December 31, 2020 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$ 1,400,485	Liabilities net of receivables and other assets	$(3,867,065)
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	30,359	Liabilities net of receivables and other assets	—
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(207,828)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	4,928,338	Liabilities net of receivables and other assets	—
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	8,389,999	Liabilities net of receivables and other assets	(297,728)
Total		$14,749,181		$(4,372,621)
LVIP Western Asset Core Bond Fund–37

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 32,301,135	$ (856,538)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,613,648)	(37,717)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	6,793,597	(25,642)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,365,341)	3,559,715
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(24,436,767)	2,714,726
Total		$ 10,678,976	$5,354,544
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2020.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$861,435,627	$660,992,734
Options contracts (average value)	65,508	573,236
CDS contracts (average notional value)**	296,515,846	45,902,308
Interest rate swap contracts (average notional value)***	349,238,462	310,917,462

**Long represents buying protection and short represents selling protection.
***Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2020, the Fund had no assets and liabilities subject to offsetting provisions.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP Western Asset Core Bond Fund–38

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP Western Asset Core Bond Fund–39

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Western Asset Core Bond Fund–40

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 26, 2021
LVIP Western Asset Core Bond Fund–41

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-, three-, five- and ten-year periods, as applicable, ended March 31, 2020. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Western Asset Core Bond Fund–42

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Western Asset Management Company (“Western”) on behalf of the LVIP Western Asset Core Bond Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement. The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Western Asset Core Bond Fund’s total return compared to the total return of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg Barclays US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board considered LIAC’s statement that underperformance was driven by overweights to and security selection within investment grade corporates and overweights to inflation-linked bonds and USD denominated debt. The Board also considered LIAC’s view that performance and attribution have been consistent with expectations and the market environment. The Board concluded that the services provided by Western were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund. The Board considered that LIAC compensates Western from its fees and that the subadvisory fee schedule was negotiated between LIAC and Western, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Western as to any additional benefits it receives and noted Western’s statement that it may receive research from trading activity but that it does not maintain arrangements or agreements to receive any research or services in exchange for trading activity allocation.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Western Asset Core Bond Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 102 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	102	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and the Chairperson of the Trust’s investment adviser, and a Director and officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

LVIP Western Asset Core Bond Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	102	Formerly: Lincoln Advisors Trust
Barbara L. Lamb 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	102	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	102	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	102	Copeland Capital Trust since 2010 (mutual fund); Formerly: Lincoln Advisors Trust
Charles I. Plosser 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	102	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	102	Formerly: Lincoln Advisors Trust
Brian W. Wixted 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	102	None
LVIP Western Asset Core Bond Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	102	Trustee of FundVantage Trust

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
LVIP Western Asset Core Bond Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 South Clinton Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Western Asset Core Bond Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Vice President	Since May 2019	Vice President, Lincoln Investment
Advisors Corporation; Vice President,
Lincoln Life & Annuity Company of New York; Vice
President, Lincoln National Corporation;
Vice President, The Lincoln National Life Insurance
Company; Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Western Asset Core Bond Fund–48

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Brian W. Wixted is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $2,624,295 for 2020 and $3,003,288 for 2019.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $104,180 for 2020 and $153,310 for 2019. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders and consents for the registration statements relating to Fund mergers.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $527,715 for 2020 and $476,630 for 2019. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,677,610 for 2020 and $1,847,432 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lincoln Variable Insurance Products Trust

By (Signature and Title) /s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date February 17, 2021

By (Signature and Title) /s/ William P. Flory, Jr.
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date February 26, 2021